As filed with the Securities and Exchange Commission on March 4, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-851-9777

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2023 - December 31, 2023

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

Transamerica Series Trust Annual Report

December 31, 2023

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Portfolio(s) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all investors, and we believe this to be an important part of the investment process. This report provides detailed information about your Portfolio(s) for the 12-month period ended December 31, 2023.

The fiscal year began on January 1, 2023 with U.S. stocks in the early stages of a rebound from bear market lows of 2022 that had resulted from rising inflation, aggressive Federal Reserve (“Fed”) interest rate hikes to combat it and pervasive fears the economy would soon enter recession. During the early months of the year, as inflation rates waned, the Fed slowed its pace of rate increases and corporate earnings held steady, the debate emerged as to whether a “soft landing” in the economy might be achievable, prompting equities to move higher.

In March 2023, markets experienced a downturn when two prominent regional banks, Silicon Valley Bank and Signature Bank, went into government receivership due to balance sheet shortfalls and rapid depositor flight driven by the impacts of higher long term interest rates on their bond portfolios. In response, fast and coordinated action between the Fed, Treasury Department and Federal Deposit Insurance Corporation to guarantee deposits and provide an additional lending facility to the banking industry averted a more widespread crisis and set the stage for a market recovery and subsequent rally into the summer.

The Fed paused on raising rates in June for the first time in eleven meetings setting the stage for their final rate hike of the year in July 2023. Thereafter, inflation continued to move lower, and the economy showed impressive resilience as seen in the third quarter annualized gross domestic product growth of 4.9%, its highest in almost three years as consumer spending remained strong throughout the summer. In light of this, investment grade and high yield credit spreads tightened to their lowest points in more than a year.

Though the Fed did not raise rates at its September meeting, a perceived more hawkish tone in their commentary and “dot plot” of expected future Fed funds rate levels sent longer term interest rates soaring as the 10-year Treasury bond reached a closing yield of 5% on October 19, 2023. Stocks also declined, challenging their lows of the spring; however, they rebounded as longer-term rates fell in response to a softer tone at the Fed’s November meeting. In December 2023, as Consumer Price Index core inflation was tracking below 4% for the first time in more than two years, the Fed concluded its final meeting of the year with a more dovish interpreted message, sending longer-term rates lower and the 10-year Treasury yield below 4%. This further set the stage for the S&P 500® Index to rally and close 2023 just below its record high of nearly two years earlier.

For the one-year period ended December 31, 2023, the S&P 500® Index returned 26.29% while the MSCI EAFE Index, representing international developed market equities, returned 18.85%. During the same period, the Bloomberg US Aggregate Bond Index returned 5.53%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Series Trust. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Series Trust.

Investing involves risk, including potential loss of principal. Any information in this report regarding market or economic trends or the factors influencing a Transamerica Series Trust’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica 60/40 Allocation VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year began on January 1, 2023, on a cautious note as investors remained concerned with the U.S. Federal Reserve (“Fed”), which had been aggressively tightening policy rates during most of 2022 in an effort to combat inflation. With the Fed’s aggressive rate hiking cycle and large losses in both the equity and fixed income markets in 2022 weighing on sentiment, the Wall Street consensus at the beginning of the year was that a recession, or at the very least an economic slowdown, was becoming increasingly likely at some point in 2023.

In March, that consensus view gained momentum when depositor flight, coupled with balance sheet losses at a handful of regional banks, pushed these banks into government receivership (i.e., failure). The crisis had many forecasters recognizing the risk of contagion; however, quick and aggressive action from the Fed, U.S. Treasury and Federal Deposit Insurance Corporation put programs in place to backstop the banks, which helped to avoid more widespread damage. U.S. equity markets began to rally almost immediately on the news and continued to increase throughout most of the summer.

The rally was briefly interrupted in the third quarter as market interest rates, often considered a leading indicator of inflation expectations, marched higher, with the 10-year U.S. Treasury yield eventually hitting an intraday peak of 5.0% in October. However, as inflation continued to come down, and as the Fed held steady on interest rates, U.S. Treasury rates backed off throughout November and December, closing 2023 at 3.88%.

U.S. equity markets advanced rapidly to close the fourth quarter, bringing the full year 2023 total return of the S&P 500® Index to 26.29%. Fixed income markets also rebounded in the fourth quarter and were able to produce positive returns in 2023 after rising inflation and aggressive rate tightening pushed most fixed income sectors to negative returns in 2022.

PERFORMANCE

For the year ended December 31, 2023, Transamerica 60/40 Allocation VP, Service Class returned 15.95%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica 60/40 Allocation VP Blended Benchmark, returned 26.29% and 16.53%, respectively.

STRATEGY REVIEW

The Transamerica 60/40 Allocation VP (the “Portfolio”) is a fund of funds designed to strategically allocate approximately 60% in equities and 40% to fixed income, by investing in underlying Transamerica funds and portfolios. The Portfolio aims to provide investors with a long-term risk profile that is similar to that of a balanced fund which diversifies into some international equity.

Equity and fixed income markets both advanced in the fiscal year, helping the Portfolio achieve positive returns. The top performing underlying holdings during the fiscal year were both equity portfolios, Transamerica S&P 500 Index VP and Transamerica MSCI EAFE Index VP. Transamerica S&P 500 Index VP, which invests in large cap U.S. equities, carried a target weighting of 45% and returned 26.09%. Transamerica MSCI EAFE Index VP, which invests in non-US developed markets, carried a target weight of 15% and returned 17.92%.

While equity portfolios were the top performers in the fiscal year, the Portfolio’s fixed income holdings also achieved gains. Transamerica Core Bond, with a target allocation of 20%, gained 5.90%, and Transamerica Short-Term Bond, which also carried a target allocation of 20%, returned 5.66% during the fiscal year. The Portfolio was rebalanced periodically throughout the fiscal year with the aim of minimizing drift and maintaining our exposure targets over time.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	15.95%	8.88%	6.14%	01/12/2018
S&P 500® Index (A)	26.29%	15.69%	11.48%
Transamerica 60/40 Allocation VP Blended Benchmark (A) (B) (C) (D)	16.53%	8.89%	6.36%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica 60/40 Allocation VP Blended Benchmark is composed of the following benchmarks: 45% S&P 500® Index, 40% Bloomberg US Aggregate Bond Index and 15% MSCI EAFE Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,056.70	$2.44	$1,022.80	$2.40	0.47%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	45.0%
U.S. Fixed Income Funds	40.0
International Equity Fund	15.2
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
INVESTMENT COMPANIES - 100.2%
International Equity Fund - 15.2%
Transamerica MSCI EAFE Index VP (A)	939,563	$ 11,866,680

U.S. Equity Fund - 45.0%
Transamerica S&P 500 Index VP (A)	1,747,939	35,203,499

U.S. Fixed Income Funds - 40.0%
Transamerica Core Bond (A)	1,798,949	15,686,833
Transamerica Short-Term Bond (A)	1,604,175	15,608,626

		31,295,459

Total Investment Companies (Cost $71,424,743)		78,365,638

Total Investments (Cost $71,424,743)		78,365,638
Net Other Assets (Liabilities) - (0.2)%		(122,552)

Net Assets - 100.0%		$ 78,243,086

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$78,365,638	$—	$—	$78,365,638

Total Investments	$78,365,638	$—	$—	$78,365,638

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Affiliated investments, at value (cost $71,424,743)	$78,365,638
Receivables and other assets:
Affiliated investments sold	3,192
Dividends from affiliated investments	95,527
Other assets	2,766
Total assets	78,467,123

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	95,527
Shares of beneficial interest redeemed	75,437
Due to custodian	3,193
Investment management fees	7,467
Distribution and service fees	15,556
Transfer agent costs	73
Trustee and CCO fees	17
Audit and tax fees	20,022
Custody fees	296
Legal fees	604
Printing and shareholder reports fees	1,340
Other accrued expenses	4,505
Total liabilities	224,037
Net assets	$78,243,086

Net assets consist of:
Capital stock ($0.01 par value)	$61,552
Additional paid-in capital	69,477,425
Total distributable earnings (accumulated losses)	8,704,109
Net assets	$78,243,086
Shares outstanding	6,155,233
Net asset value and offering price per share	$12.71

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from affiliated investments	$1,456,840
Interest income from unaffiliated investments	4,125
Total investment income	1,460,965

Expenses:
Investment management fees	176,540
Distribution and service fees	147,117
Transfer agent costs	697
Trustee and CCO fees	2,569
Audit and tax fees	23,639
Custody fees	1,994
Legal fees	4,958
Printing and shareholder reports fees	5,301
Other	16,457
Total expenses before waiver and/or reimbursement and recapture	379,272
Expense waived and/or reimbursed	(105,924)
Net expenses	273,348

Net investment income (loss)	1,187,617

Net realized gain (loss) on:
Affiliated investments	671,834
Capital gain distributions received from affiliated investments	367,761
Net realized gain (loss)	1,039,595

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	6,589,482
Net realized and change in unrealized gain (loss)	7,629,077
Net increase (decrease) in net assets resulting from operations	$8,816,694

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$1,187,617	$764,479
Net realized gain (loss)	1,039,595	(344,287)
Net change in unrealized appreciation (depreciation)	6,589,482	(8,145,639)
Net increase (decrease) in net assets resulting from operations	8,816,694	(7,725,447)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(769,870)	(2,718,681)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(769,870)	(2,718,681)

Capital share transactions:
Proceeds from shares sold	26,726,501	10,620,338
Dividends and/or distributions reinvested	769,870	2,718,681
Cost of shares redeemed	(5,783,996)	(8,917,173)
Net increase (decrease) in net assets resulting from capital share transactions	21,712,375	4,421,846
Net increase (decrease) in net assets	29,759,199	(6,022,282)

Net assets:
Beginning of year	48,483,887	54,506,169
End of year	$78,243,086	$48,483,887

Capital share transactions - shares:
Shares issued	2,210,598	867,445
Shares reinvested	63,731	237,439
Shares redeemed	(486,476)	(737,551)
Net increase (decrease) in shares outstanding	1,787,853	367,333

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$11.10	$13.63	$12.46	$11.18	$9.35

Investment operations:
Net investment income (loss) (A)	0.24	0.18	0.14	0.15	0.12
Net realized and unrealized gain (loss)	1.52	(2.04)	1.51	1.24	1.74
Total investment operations	1.76	(1.86)	1.65	1.39	1.86

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.13)	(0.12)	(0.07)	(0.02)
Net realized gains	—	(0.54)	(0.36)	(0.04)	(0.01)
Total dividends and/or distributions to shareholders	(0.15)	(0.67)	(0.48)	(0.11)	(0.03)

Net asset value, end of year	$12.71	$11.10	$13.63	$12.46	$11.18

Total return	15.95%	(13.80)%	13.29%	12.47%	20.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$78,243	$48,484	$54,506	$43,254	$26,292
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.64%	0.65%	0.63%	0.66%	0.71%
Including waiver and/or reimbursement and recapture (C)	0.46%	0.47%	0.45%	0.52%	0.63%
Net investment income (loss) to average net assets	2.02%	1.54%	1.05%	1.36%	1.12%
Portfolio turnover rate	9%	44%	28%	20%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2024. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica 60/40 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The Investment Manager’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the Investment Manager may underperform the market or similar portfolios.

Underlying portfolios risk: Because the Portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Investing in underlying portfolios subjects the Portfolio to the risks of investing in the underlying securities or assets held by those underlying portfolios. Each of the underlying portfolios in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the Portfolio invests more of its assets in one underlying portfolio than in another, the Portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests. The “List and Description of Underlying Portfolios” section of the Portfolio’s prospectus identifies certain risks of each underlying portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive 0.18% of the average daily net assets from its management fee through May 1, 2024.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.63%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 26,232,111	$ 5,478,629

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 71,781,250	$ 6,825,415	$ (241,027)	$ 6,584,388

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the capital loss carryforwards utilized are $222,280.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 769,870	$ —	$ —	$ 525,142	$ 2,193,539	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,174,754	$ 944,967	$ —	$ —	$ —	$ 6,584,388

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica 60/40 Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica 60/40 Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica 60/40 Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

(unaudited)

MARKET ENVIRONMENT

Fixed income markets experienced persistently elevated volatility in 2023 amidst an aggressive monetary tightening campaign by the U.S. Federal Reserve (the “Fed”) and stubbornly high, albeit declining, inflation. Notably, while the benchmark 10-year U.S. Treasury yield traversed a wide range during the year, it finished 2023 nearly unchanged at 3.88%. The cumulative impact of the Fed’s rate hiking campaign, which saw policy rates increase to a range of 5.25% to 5.50%, has supported a reduction in inflation.

After peaking at a 9.0% year-over-year rate in June 2022, the consumer price index registered a milder 3.1% increase in November 2023 from one year earlier. Economic activity surpassed expectations in 2023, exemplified by annualized real gross domestic product growth of 4.9% in the third quarter 2023, the strongest quarter since the fourth quarter 2021.

Fixed income supply and demand factors stood out as being exceptionally supportive of total and excess returns during 2023. Elevated interest rates across the fixed income landscape enticed demand from a wide range of investors, keeping credit spreads anchored. Investment grade corporate issuance finished 2023 roughly in line with 2022 supply, but the rise in long-term yields incentivized less long-dated supply, which was supportive for credit. Market fundamentals remained robust in 2023 as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain areas, both remained benign from a historical perspective.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Aegon Bond VP, Initial Class returned 6.45%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned 5.53%.

STRATEGY REVIEW

Transamerica Aegon Bond VP’s (the “Portfolio”) overweight to risk-based assets benefited returns as compared to the Bloomberg US Aggregate Bond Index given the additional yield generated by these securities. The positive impact on price due to credit spread narrowing also contributed to relative returns, while duration and curve positioning detracted.

The largest sector contributors to relative returns included an off-index allocation to high yield corporate credit, selection within investment grade corporate credit and an underweight allocation to government-related debt. Selection within government securities was the largest detractor. Overweight allocations to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) modestly detracted.

Within investment grade corporate credit, selection in banking and consumer non-cyclicals, as well as the overweight allocation to energy, contributed the most to relative returns. Detractors included underweight allocations to electric utilities and communications, along with selection in basic industry.

Positioning during the fiscal year was driven by the sub-adviser’s expectation of increasing macro headwinds due to the Fed’s focus on tempering inflation, leading the sub-adviser to reduce risk while still maintaining an overweight to spread-based assets relative to the benchmark. The Portfolio’s modest duration underweight was closed in early 2023 given attractive yield levels and slowing growth expectations.

High yield corporate exposure was managed down over the fiscal year given views on potential headwinds from tightening financial conditions for lower-rated companies. Allocations to CMBS were also reduced given expectations for continued pressure on commercial real estate.

Allocations to investment grade corporates increased modestly over the fiscal year, with the largest increases in brokerage/asset managers/exchanges, banking and consumer non-cyclicals. The sub-adviser also increased agency residential mortgage-backed exposure on more attractive valuations. ABS positioning was adjusted to increase allocations to short-dated, AAA-rated auto and timeshare deals given the sub-adviser’s positive fundamental views on the sub-sectors and attractiveness of yields on the front end of the curve.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	6.45%	0.96%	1.70%	05/01/2002
Bloomberg US Aggregate Bond Index (A)	5.53%	1.10%	1.81%
Service Class	6.18%	0.73%	1.44%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,037.40	$2.72	$1,022.50	$2.70	0.53%
Service Class	1,000.00	1,036.70	4.00	1,021.30	3.97	0.78

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	40.3%
U.S. Government Obligations	31.3
Asset-Backed Securities	10.6
Mortgage-Backed Securities	8.6
U.S. Government Agency Obligations	7.2
Short-Term U.S. Government Obligations	3.7
Other Investment Company	1.5
Commercial Paper	1.4
Repurchase Agreement	0.7
Foreign Government Obligations	0.3
Net Other Assets (Liabilities)	(5.6)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	8.40
Duration †	6.24

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	42.2%
AAA	16.2
AA	1.4
A	10.7
BBB	22.1
BB	7.0
B	2.4
CCC and Below	0.5
Not Rated	3.1
Net Other Assets (Liabilities)	(5.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 10.6%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 2,452,711	$ 2,431,589
ACM Auto Trust Series 2023-2A, Class A, 7.97%, 06/20/2030 (A)	5,419,436	5,437,901
Anchorage Capital CLO 11 Ltd. Series 2019-11A, Class AR, 3-Month Term SOFR + 1.40%, 6.81% (B), 07/22/2032 (A)	7,300,000	7,290,809
Anchorage Capital CLO 25 Ltd. Series 2022-25A, Class C, 3-Month Term SOFR + 2.35%, 7.77% (B), 04/20/2035 (A)	1,000,000	960,391
Apidos CLO XXXI Ltd. Series 2019-31A, Class A1R, 3-Month Term SOFR + 1.36%, 6.76% (B), 04/15/2031 (A)	7,000,000	6,999,853
Aqua Finance Trust Series 2021-A, Class A, 1.54%, 07/17/2046 (A)	4,927,096	4,402,497
Avis Budget Rental Car Funding AESOP LLC Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	5,355,000	5,466,602
Battalion CLO XXI Ltd. Series 2021-21A, Class A, 3-Month Term SOFR + 1.44%, 6.84% (B), 07/15/2034 (A)	3,000,000	2,991,021
BXG Receivables Note Trust Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	4,617,291	4,641,352
CARS-DB4 LP Series 2020-1A, Class A4, 3.19%, 02/15/2050 (A)	1,234,115	1,181,208
CARS-DB5 LP
Series 2021-1A, Class A1,
1.44%, 08/15/2051 (A)	3,260,778	2,904,666
Series 2021-1A, Class A3,
1.92%, 08/15/2051 (A)	1,393,292	1,230,889
CARS-DB7 LP Series 2023-1A, Class A1, 5.75%, 09/15/2053 (A)	7,920,000	7,963,790
CIFC Funding Ltd. Series 2017-4A, Class A1R, 3-Month Term SOFR + 1.21%, 6.61% (B), 10/24/2030 (A)	4,556,115	4,553,846
Citigroup Mortgage Loan Trust, Inc. Series 2007-FS1, Class 1A1, 4.25% (B), 10/25/2037 (A)	1,559,693	1,496,964
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 02/27/2051 (A)	6,419,000	5,808,963
Diamond Infrastructure Funding LLC Series 2021-1A, Class A, 1.76%, 04/15/2049 (A)	2,385,000	2,118,010
Diamond Resorts Owner Trust Series 2021-1A, Class B, 2.05%, 11/21/2033 (A)	1,229,179	1,149,693

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Dryden 80 CLO Ltd. Series 2019-80A, Class AR, 3-Month Term SOFR + 1.25%, 6.65% (B), 01/17/2033 (A)	$ 6,700,000	$ 6,670,259
First Investors Auto Owner Trust Series 2021-2A, Class A, 0.48%, 03/15/2027 (A)	927,624	911,978
Ford Credit Auto Owner Trust Series 2019-1, Class A, 3.52%, 07/15/2030 (A)	9,000,000	8,992,005
GoodLeap Sustainable Home Solutions Trust
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (A)	5,261,016	4,104,511
Series 2022-1GS, Class A,
2.70%, 01/20/2049 (A)	623,989	493,917
Series 2022-3CS, Class A,
4.95%, 07/20/2049 (A)	605,275	556,031
Hertz Vehicle Financing III LLC
Series 2022-1A, Class B,
2.19%, 06/25/2026 (A)	4,450,000	4,224,017
Series 2023-3A, Class A,
5.94%, 02/25/2028 (A)	4,220,000	4,299,252
Hilton Grand Vacations Trust
Series 2018-AA, Class B,
3.70%, 02/25/2032 (A)	3,290,106	3,197,364
Series 2023-1A, Class A,
5.72%, 01/25/2038 (A)	3,663,651	3,724,117
Home Equity Asset Trust Series 2004-4, Class M1, 1-Month Term SOFR + 0.89%, 6.25% (B), 10/25/2034	1,176,752	1,160,963
ICG US CLO Ltd. Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.88% (B), 10/20/2034 (A)	9,325,000	9,275,447
LCM XV LP Series 15A, Class AR2, 3-Month Term SOFR + 1.26%, 6.68% (B), 07/20/2030 (A)	3,085,128	3,083,637
LCM XXV Ltd. Series 25A, Class AR, 3-Month Term SOFR + 1.10%, 6.52% (B), 07/20/2030 (A)	2,746,031	2,740,130
Mosaic Solar Loan Trust Series 2023-2A, Class A, 5.36%, 09/22/2053 (A)	8,079,104	7,965,964
MVW LLC
Series 2020-1A, Class A,
1.74%, 10/20/2037 (A)	1,333,165	1,247,498
Series 2021-1WA, Class A,
1.14%, 01/22/2041 (A)	1,026,643	943,183
Series 2021-1WA, Class B,
1.44%, 01/22/2041 (A)	4,836,670	4,434,511
MVW Owner Trust Series 2023-1A, Class A, 4.93%, 10/20/2040 (A)	6,247,277	6,213,070

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
OZLM XV Ltd. Series 2016-15A, Class BR, 3-Month Term SOFR + 2.51%, 7.93% (B), 04/20/2033 (A)	$ 3,900,000	$ 3,833,723
OZLM XXIV Ltd. Series 2019-24A, Class A1AR, 3-Month Term SOFR + 1.42%, 6.84% (B), 07/20/2032 (A)	5,000,000	4,972,830
RASC Trust Series 2005-KS11, Class M2, 1-Month Term SOFR + 0.74%, 6.10% (B), 12/25/2035	729,874	725,316
Santander Drive Auto Receivables Trust
Series 2020-2, Class D,
2.22%, 09/15/2026	2,478,866	2,449,020
Series 2021-1, Class D,
1.13%, 11/16/2026	11,006,666	10,726,308
Series 2021-2, Class D,
1.35%, 07/15/2027	6,011,000	5,789,086
Series 2021-4, Class C,
1.26%, 02/16/2027	11,228,758	11,019,275
Series 2022-2, Class A3,
2.98%, 10/15/2026	2,702,043	2,687,208
Sierra Timeshare Receivables Funding LLC
Series 2019-2A, Class A,
2.59%, 05/20/2036 (A)	1,344,537	1,319,688
Series 2020-2A, Class A,
1.33%, 07/20/2037 (A)	4,242,711	4,031,703
Series 2020-2A, Class B,
2.32%, 07/20/2037 (A)	2,128,657	2,038,716
Series 2021-1A, Class B,
1.34%, 11/20/2037 (A)	2,540,597	2,395,680
Series 2021-1A, Class C,
1.79%, 11/20/2037 (A)	1,117,967	1,052,851
Series 2023-1A, Class A,
5.20%, 01/20/2040 (A)	6,752,754	6,777,908
Series 2023-2A, Class A,
5.80%, 04/20/2040 (A)	3,354,980	3,411,797
Series 2023-3A, Class A,
6.10%, 09/20/2040 (A)	7,506,951	7,692,083
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month Term SOFR + 1.24%, 6.62% (B), 07/25/2030 (A)	2,866,975	2,861,313
Symphony CLO XIX Ltd. Series 2018-19A, Class A, 3-Month Term SOFR + 1.22%, 6.62% (B), 04/16/2031 (A)	4,771,432	4,764,308
TCI-Symphony CLO Ltd. Series 2016-1A, Class AR2, 3-Month Term SOFR + 1.28%, 6.68% (B), 10/13/2032 (A)	4,900,000	4,891,361
TCW CLO Ltd. Series 2018-1A, Class A1R, 3-Month Term SOFR + 1.23%, 6.61% (B), 04/25/2031 (A)	4,276,397	4,272,112

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A, 2.56%, 11/25/2031 (A)	$ 5,000,000	$ 4,937,026
Vantage Data Centers Issuer LLC Series 2020-1A, Class A2, 1.65%, 09/15/2045 (A)	9,170,000	8,479,830
Venture 38 CLO Ltd. Series 2019-38A, Class A1R, 3-Month Term SOFR + 1.42%, 6.81% (B), 07/30/2032 (A)	4,900,000	4,843,258
Venture 43 CLO Ltd. Series 2021-43A, Class A1, 3-Month Term SOFR + 1.50%, 6.90% (B), 04/15/2034 (A)	4,000,000	3,980,088
Venture XXVII CLO Ltd. Series 2017-27A, Class AR, 3-Month Term SOFR + 1.31%, 6.73% (B), 07/20/2030 (A)	4,948,143	4,948,757
Veridian Auto Receivables Trust Series 2023-1A, Class A2, 5.97%, 08/17/2026 (A)	3,330,625	3,329,341
Wellfleet CLO Ltd. Series 2019-1A, Class BR, 3-Month Term SOFR + 2.61%, 8.03% (B), 07/20/2032 (A)	3,000,000	2,944,125
Westlake Automobile Receivables Trust Series 2021-2A, Class B, 0.62%, 07/15/2026 (A)	16,368	16,343

Total Asset-Backed Securities (Cost $261,616,851)		264,458,952

CORPORATE DEBT SECURITIES - 40.3%
Aerospace & Defense - 1.0%
Boeing Co.
1.43%, 02/04/2024	4,653,000	4,633,184
5.15%, 05/01/2030	6,802,000	6,933,534
5.93%, 05/01/2060	3,891,000	4,046,359
Embraer Netherlands Finance BV 7.00%, 07/28/2030 (A)	2,524,000	2,647,441
HEICO Corp. 5.35%, 08/01/2033	5,897,000	6,056,889

		24,317,407

Automobile Components - 0.1%
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032	2,419,000	2,141,367

Automobiles - 1.2%
BMW US Capital LLC 2.80%, 04/11/2026 (A)	2,638,000	2,533,946
Ford Motor Co. 4.35%, 12/08/2026 (C)	1,619,000	1,578,648
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	6,921,000	6,625,072
6.95%, 06/10/2026	3,602,000	3,696,300
General Motors Co. 6.25%, 10/02/2043	3,739,000	3,825,471
Nissan Motor Acceptance Co. LLC 7.05%, 09/15/2028 (A)	4,914,000	5,183,510
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (A) (C)	3,516,000	3,795,406

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A)	$ 2,869,000	$ 2,531,857

		29,770,210

Banks - 6.1%
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (B), 03/11/2032	5,192,000	4,390,584
Fixed until 04/25/2033, 5.29% (B), 04/25/2034	12,182,000	12,246,322
Barclays PLC
Fixed until 11/02/2025, 7.33% (B), 11/02/2026	10,286,000	10,626,525
Fixed until 12/15/2029 (D), 9.63% (B)	5,702,000	5,946,616
BBVA Bancomer SA
Fixed until 09/13/2029, 5.88% (B), 09/13/2034 (A)	2,450,000	2,303,843
Fixed until 06/29/2033, 8.45% (B), 06/29/2038 (A)	6,000,000	6,398,772
BNP Paribas SA Fixed until 11/17/2027 (D), 9.25% (A) (B) (C)	8,065,000	8,624,082
BPCE SA 4.50%, 03/15/2025 (A)	6,217,000	6,098,815
Citigroup, Inc. Fixed until 05/25/2033, 6.17% (B), 05/25/2034	4,585,000	4,752,934
Deutsche Bank AG Fixed until 11/10/2032, 7.08% (B), 02/10/2034	4,617,000	4,754,923
Fifth Third Bancorp Fixed until 07/27/2028, 6.34% (B), 07/27/2029	1,166,000	1,215,068
Goldman Sachs Group, Inc. Fixed until 10/21/2031, 2.65% (B), 10/21/2032	8,302,000	6,929,455
ING Groep NV Fixed until 09/11/2033, 6.11% (B), 09/11/2034	6,432,000	6,755,280
Intesa Sanpaolo SpA Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (A)	12,464,000	13,544,958
JPMorgan Chase & Co. Fixed until 06/01/2033, 5.35% (B), 06/01/2034	11,209,000	11,380,001
Morgan Stanley
Fixed until 07/21/2033, 5.42% (B), 07/21/2034	4,031,000	4,099,134
Fixed until 10/18/2032, 6.34% (B), 10/18/2033	4,032,000	4,355,461
PNC Financial Services Group, Inc. Fixed until 08/18/2033, 5.94% (B), 08/18/2034	4,336,000	4,516,457
Societe Generale SA Fixed until 11/14/2028 (D), 10.00% (A) (B)	5,471,000	5,846,601
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (B), 01/26/2034	4,033,000	3,920,445

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Truist Financial Corp. (continued)
Fixed until 10/28/2032, 6.12% (B), 10/28/2033	$ 2,326,000	$ 2,418,333
Fixed until 10/30/2028, 7.16% (B), 10/30/2029	2,332,000	2,521,265
UBS Group AG
Fixed until 11/15/2032, 9.02% (B), 11/15/2033 (A)	1,823,000	2,244,740
Fixed until 11/13/2028 (D), 9.25% (A) (B)	5,360,000	5,783,354
US Bancorp Fixed until 06/10/2033, 5.84% (B), 06/12/2034	3,739,000	3,864,325
Wells Fargo & Co. Fixed until 07/25/2033, 5.56% (B), 07/25/2034	7,223,000	7,369,312

		152,907,605

Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, 01/23/2029	3,806,000	3,868,544
Constellation Brands, Inc.
3.15%, 08/01/2029	1,846,000	1,717,084
3.70%, 12/06/2026	1,862,000	1,814,720
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (A)	6,468,000	5,959,567

		13,359,915

Biotechnology - 0.5%
Amgen, Inc.
2.80%, 08/15/2041	2,895,000	2,111,494
5.60%, 03/02/2043	2,536,000	2,628,472
CSL Finance PLC 4.63%, 04/27/2042 (A)	4,559,000	4,350,966
Royalty Pharma PLC 2.20%, 09/02/2030	5,361,000	4,516,909

		13,607,841

Building Products - 0.3%
Builders FirstSource, Inc. 5.00%, 03/01/2030 (A)	1,802,000	1,740,244
Carrier Global Corp. 5.90%, 03/15/2034 (A)	2,530,000	2,742,925
Lowe’s Cos., Inc. 3.75%, 04/01/2032	3,146,000	2,949,240

		7,432,409

Capital Markets - 0.5%
Charles Schwab Corp. Fixed until 05/19/2033, 5.85% (B), 05/19/2034	8,890,000	9,189,381
LPL Holdings, Inc. 4.00%, 03/15/2029 (A)	4,234,000	3,913,898

		13,103,279

Chemicals - 0.6%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028 (A)	964,000	696,109
Celanese US Holdings LLC 6.70%, 11/15/2033	3,254,000	3,542,594
FMC Corp. 5.65%, 05/18/2033 (C)	2,493,000	2,480,493

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Mosaic Co. 4.05%, 11/15/2027	$ 2,604,000	$ 2,541,039
NOVA Chemicals Corp. 4.88%, 06/01/2024 (A)	2,051,000	2,033,074
Nutrien Ltd. 4.20%, 04/01/2029	4,240,000	4,158,093

		15,451,402

Commercial Services & Supplies - 1.6%
ADT Security Corp. 4.13%, 08/01/2029 (A)	5,327,000	4,899,693
Ashtead Capital, Inc. 5.55%, 05/30/2033 (A)	1,773,000	1,758,197
Carlisle Cos., Inc. 3.75%, 12/01/2027	1,994,000	1,910,427
Element Fleet Management Corp. 6.32%, 12/04/2028 (A)	6,761,000	6,988,812
General Electric Co. 4.50%, 03/11/2044	5,409,000	5,029,250
GXO Logistics, Inc. 2.65%, 07/15/2031	7,566,000	6,215,223
Quanta Services, Inc. 2.90%, 10/01/2030	2,805,000	2,468,135
Stericycle, Inc.
3.88%, 01/15/2029 (A)	3,293,000	2,987,968
5.38%, 07/15/2024 (A)	1,498,000	1,490,510
Triton Container International Ltd./TAL International Container Corp. 3.25%, 03/15/2032	9,279,000	7,428,586

		41,176,801

Communications Equipment - 0.2%
CommScope, Inc. 4.75%, 09/01/2029 (A)	6,057,000	4,066,703

Construction & Engineering - 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/2029 (A)	1,781,000	1,583,760
4.63%, 04/01/2030 (A) (C)	1,086,000	968,297
Century Communities, Inc.
3.88%, 08/15/2029 (A)	2,621,000	2,372,588
6.75%, 06/01/2027	2,100,000	2,124,954
IHS Holding Ltd. 5.63%, 11/29/2026 (A)	2,572,000	2,231,827
IHS Netherlands Holdco BV 8.00%, 09/18/2027 (A)	2,253,000	2,005,035

		11,286,461

Construction Materials - 0.2%
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	4,933,000	4,722,372

Consumer Staples Distribution & Retail - 0.8%
7-Eleven, Inc. 1.80%, 02/10/2031 (A)	8,530,000	6,942,882
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP 4.63%, 01/15/2027 (A)	6,311,000	6,136,777
InRetail Consumer 3.25%, 03/22/2028 (A)	3,319,000	2,978,337

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Staples Distribution & Retail (continued)
Sysco Corp. 5.95%, 04/01/2030	$ 3,113,000	$ 3,313,253

		19,371,249

Containers & Packaging - 0.8%
Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029 (A)	3,807,000	3,744,446
Mauser Packaging Solutions Holding Co. 7.88%, 08/15/2026 (A)	2,876,000	2,926,600
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (A)	7,824,000	7,304,542
Sonoco Products Co. 2.25%, 02/01/2027	2,978,000	2,744,332
WRKCo, Inc. 3.90%, 06/01/2028	4,035,000	3,854,108

		20,574,028

Distributors - 0.1%
LKQ Corp. 6.25%, 06/15/2033	2,491,000	2,599,805

Diversified REITs - 0.9%
Broadstone Net Lease LLC 2.60%, 09/15/2031	3,510,000	2,727,057
GLP Capital LP/GLP Financing II, Inc. 4.00%, 01/15/2030	3,602,000	3,288,135
HAT Holdings I LLC/HAT Holdings II LLC 3.38%, 06/15/2026 (A)	3,656,000	3,436,133
SBA Tower Trust 6.60%, 01/15/2028 (A)	13,662,000	14,051,120

		23,502,445

Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.
1.68%, 10/30/2030	4,836,000	3,990,656
1.75%, 01/20/2031	4,013,000	3,296,088
4.13%, 03/16/2027	2,931,000	2,890,002

		10,176,746

Electric Utilities - 1.0%
Black Hills Corp. 3.15%, 01/15/2027	2,572,000	2,435,525
Cleveland Electric Illuminating Co. 3.50%, 04/01/2028 (A)	6,120,000	5,735,057
Duke Energy Corp. 5.00%, 12/08/2027	1,740,000	1,759,886
EDP Finance BV 3.63%, 07/15/2024 (A)	7,215,000	7,125,779
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA 5.38%, 12/30/2030 (E)	2,300,000	1,794,180
Investment Energy Resources Ltd. 6.25%, 04/26/2029 (A)	1,588,000	1,500,136
JSW Hydro Energy Ltd. 4.13%, 05/18/2031 (E)	2,576,000	2,237,694
Pacific Gas & Electric Co.
2.50%, 02/01/2031	2,692,000	2,225,101
3.30%, 12/01/2027	400,000	373,651

		25,187,009

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.7%
Arrow Electronics, Inc. 2.95%, 02/15/2032	$ 4,235,000	$ 3,585,136
Keysight Technologies, Inc. 4.60%, 04/06/2027	4,598,000	4,584,213
Sensata Technologies, Inc. 4.38%, 02/15/2030 (A)	3,358,000	3,114,512
Trimble, Inc. 6.10%, 03/15/2033	5,881,000	6,290,098

		17,573,959

Energy Equipment & Services - 0.1%
Odebrecht Oil & Gas Finance Ltd. Zero Coupon, 01/29/2024 (A) (D)	500,930	16,906
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	2,385,000	2,317,792

		2,334,698

Financial Services - 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	4,914,000	4,827,116
Aviation Capital Group LLC
3.50%, 11/01/2027 (A)	5,935,000	5,470,338
5.50%, 12/15/2024 (A)	7,444,000	7,402,158
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (A)	4,650,000	4,485,627
5.50%, 01/15/2026 (A)	7,566,000	7,519,361
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (A)	4,479,000	4,453,208

		34,157,808

Food Products - 1.0%
Bunge Ltd. Finance Corp.
1.63%, 08/17/2025	2,794,000	2,641,095
2.75%, 05/14/2031	4,899,000	4,272,418
Cargill, Inc. 5.13%, 10/11/2032 (A)	2,101,000	2,160,778
J M Smucker Co. 6.50%, 11/15/2043	2,405,000	2,684,907
Post Holdings, Inc.
4.63%, 04/15/2030 (A)	1,608,000	1,479,360
5.50%, 12/15/2029 (A)	5,089,000	4,904,235
Viterra Finance BV 4.90%, 04/21/2027 (A)	6,894,000	6,834,620

		24,977,413

Health Care Equipment & Supplies - 0.5%
Alcon Finance Corp.
2.75%, 09/23/2026 (A)	3,455,000	3,247,620
5.75%, 12/06/2052 (A)	892,000	962,926
Boston Scientific Corp. 4.70%, 03/01/2049	725,000	699,691
GE HealthCare Technologies, Inc. 5.86%, 03/15/2030	2,046,000	2,151,824
Medline Borrower LP
3.88%, 04/01/2029 (A)	1,821,000	1,646,187
5.25%, 10/01/2029 (A) (C)	1,459,000	1,374,921
Stryker Corp. 1.95%, 06/15/2030	3,174,000	2,718,180

		12,801,349

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 1.9%
Centene Corp.
3.00%, 10/15/2030	$ 1,608,000	$ 1,393,386
3.38%, 02/15/2030	5,226,000	4,686,728
4.25%, 12/15/2027	1,438,000	1,386,152
Charles River Laboratories International, Inc. 4.00%, 03/15/2031 (A)	2,308,000	2,083,067
CHS/Community Health Systems, Inc. 5.25%, 05/15/2030 (A)	2,372,000	1,989,151
Cigna Group 2.40%, 03/15/2030	2,862,000	2,509,621
CVS Health Corp.
4.78%, 03/25/2038	2,923,000	2,776,469
5.25%, 01/30/2031	2,842,000	2,918,572
Elevance Health, Inc.
2.25%, 05/15/2030	2,912,000	2,527,299
5.13%, 02/15/2053	4,527,000	4,535,800
HCA, Inc.
4.13%, 06/15/2029	2,150,000	2,055,554
5.38%, 09/01/2026	8,219,000	8,261,102
5.88%, 02/01/2029	155,000	160,109
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	2,587,000	2,447,763
Tenet Healthcare Corp. 5.13%, 11/01/2027	3,149,000	3,078,202
UnitedHealth Group, Inc. 5.20%, 04/15/2063	4,016,000	4,117,572

		46,926,547

Health Care REITs - 0.1%
Physicians Realty LP 2.63%, 11/01/2031	2,876,000	2,370,457

Hotels, Restaurants & Leisure - 1.5%
Alsea SAB de CV 7.75%, 12/14/2026 (E)	2,500,000	2,552,918
Boyd Gaming Corp. 4.75%, 12/01/2027	1,498,000	1,441,037
Boyne USA, Inc. 4.75%, 05/15/2029 (A)	1,273,000	1,197,118
Hilton Domestic Operating Co., Inc. 3.75%, 05/01/2029 (A)	4,439,000	4,116,387
Hyatt Hotels Corp. 1.80%, 10/01/2024	1,878,000	1,821,965
International Game Technology PLC 6.50%, 02/15/2025 (A)	2,190,000	2,192,488
Light & Wonder International, Inc.
7.00%, 05/15/2028 (A)	1,439,000	1,453,643
7.25%, 11/15/2029 (A)	1,730,000	1,771,364
Marriott International, Inc.
2.75%, 10/15/2033	3,278,000	2,706,291
5.75%, 05/01/2025	402,000	404,401
MGM Resorts International 4.75%, 10/15/2028	3,753,000	3,575,742
NCL Corp. Ltd. 5.88%, 03/15/2026 (A)	3,086,000	3,012,805
Royal Caribbean Cruises Ltd. 5.50%, 04/01/2028 (A)	2,253,000	2,224,795
Viking Cruises Ltd. 5.88%, 09/15/2027 (A)	5,609,000	5,412,685

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Warnermedia Holdings, Inc. 5.05%, 03/15/2042	$ 3,928,000	$ 3,475,674

		37,359,313

Household Durables - 0.2%
Mohawk Industries, Inc. 5.85%, 09/18/2028	4,192,000	4,349,916

Independent Power & Renewable Electricity Producers - 0.4%
Calpine Corp. 3.75%, 03/01/2031 (A)	7,630,000	6,702,323
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	1,347,000	1,190,493
3.63%, 02/15/2031 (A)	1,408,000	1,209,808

		9,102,624

Industrial Conglomerates - 0.2%
Veralto Corp. 5.45%, 09/18/2033 (A)	3,739,000	3,877,174

Insurance - 1.9%
AXA SA 8.60%, 12/15/2030	6,409,000	7,666,767
Cloverie PLC for Zurich Insurance Co. Ltd. Fixed until 06/24/2026, 5.63% (B), 06/24/2046 (E)	9,455,000	9,275,355
Constellation Insurance, Inc. 6.80%, 01/24/2030 (A)	8,992,000	8,527,152
Equitable Holdings, Inc. 5.59%, 01/11/2033	6,235,000	6,431,669
Global Atlantic Finance Co. 7.95%, 06/15/2033 (A)	6,914,000	7,675,478
Hanwha Life Insurance Co. Ltd. Fixed until 02/04/2027, 3.38% (B), 02/04/2032 (A)	4,600,000	4,241,124
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	2,600,000	2,600,000

		46,417,545

Interactive Media & Services - 0.3%
Baidu, Inc. 4.38%, 05/14/2024	2,675,000	2,663,738
Meta Platforms, Inc. 4.80%, 05/15/2030	4,086,000	4,189,467

		6,853,205

Internet & Catalog Retail - 0.1%
Expedia Group, Inc.
2.95%, 03/15/2031	1,045,000	921,277
3.80%, 02/15/2028	1,861,000	1,795,765

		2,717,042

Machinery - 0.4%
CNH Industrial Capital LLC 4.55%, 04/10/2028	4,881,000	4,819,387
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	5,053,000	4,445,519

		9,264,906

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Marine Transportation - 0.2%
MV24 Capital BV 6.75%, 06/01/2034 (A)	$ 4,112,436	$ 3,848,072

Media - 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.13%, 07/01/2049	7,829,000	6,375,424
Clear Channel Outdoor Holdings, Inc. 7.50%, 06/01/2029 (A) (C)	1,505,000	1,250,752
Comcast Corp. 4.15%, 10/15/2028	5,635,000	5,561,309
CSC Holdings LLC 4.50%, 11/15/2031 (A)	2,712,000	2,050,461
Paramount Global 4.20%, 05/19/2032 (C)	2,213,000	1,980,143
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (A)	2,620,000	2,332,586
5.50%, 05/15/2029 (A)	6,126,000	5,917,991

		25,468,666

Metals & Mining - 0.4%
ArcelorMittal SA 6.55%, 11/29/2027	5,136,000	5,396,684
Glencore Funding LLC 2.63%, 09/23/2031 (A)	5,411,000	4,599,353
Novelis Corp. 3.25%, 11/15/2026 (A)	915,000	861,296

		10,857,333

Mortgage Real Estate Investment Trusts - 0.3%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25%, 02/01/2027 (A)	9,156,000	8,626,043

Office REITs - 0.2%
Corporate Office Properties LP 2.25%, 03/15/2026	2,052,000	1,913,849
Highwoods Realty LP
4.13%, 03/15/2028	2,540,000	2,341,661
7.65%, 02/01/2034	1,817,000	1,963,825

		6,219,335

Oil, Gas & Consumable Fuels - 3.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 7.88%, 05/15/2026 (A)	4,119,000	4,222,968
Boardwalk Pipelines LP 3.40%, 02/15/2031	6,668,000	5,974,130
Cheniere Energy Partners LP
4.00%, 03/01/2031	7,820,000	7,097,788
4.50%, 10/01/2029	3,017,000	2,879,587
Chevron USA, Inc. 3.25%, 10/15/2029	2,435,000	2,315,595
Ecopetrol SA 8.88%, 01/13/2033	2,600,000	2,825,313
Energy Transfer LP 6.00%, 06/15/2048	6,319,000	6,386,556
EnLink Midstream Partners LP 5.05%, 04/01/2045	5,234,000	4,331,135
Exxon Mobil Corp. 3.04%, 03/01/2026	3,344,000	3,249,299

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
NuStar Logistics LP
5.63%, 04/28/2027	$ 3,919,000	$ 3,902,305
5.75%, 10/01/2025	1,162,000	1,153,285
Occidental Petroleum Corp. 5.55%, 03/15/2026	10,740,000	10,817,650
ONEOK Partners LP 4.90%, 03/15/2025	1,556,000	1,547,184
ONEOK, Inc. 6.10%, 11/15/2032	5,085,000	5,413,054
Ovintiv, Inc. 6.25%, 07/15/2033	3,595,000	3,723,113
Petroleos Mexicanos
6.50%, 01/23/2029	3,820,000	3,370,553
6.84%, 01/23/2030	3,043,000	2,638,580
6.88%, 10/16/2025	2,701,000	2,656,817
7.69%, 01/23/2050	1,538,000	1,093,607
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	2,348,000	2,164,213
Sabine Pass Liquefaction LLC 5.90%, 09/15/2037	4,425,000	4,670,543
Southwestern Energy Co. 5.38%, 03/15/2030	1,764,000	1,723,924
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	1,979,000	1,810,399
Venture Global LNG, Inc. 9.50%, 02/01/2029 (A)	5,364,000	5,674,640
Western Midstream Operating LP 6.15%, 04/01/2033	3,723,000	3,870,297

		95,512,535

Passenger Airlines - 0.3%
American Airlines Pass-Through Trust 3.15%, 08/15/2033	1,913,555	1,674,900
Delta Air Lines Pass-Through Trust 3.20%, 10/25/2025	2,273,000	2,254,680
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028 (A)	4,574,000	4,499,809

		8,429,389

Personal Care Products - 0.2%
Kenvue, Inc. 5.00%, 03/22/2030	6,041,000	6,244,205

Pharmaceuticals - 0.7%
AbbVie, Inc. 3.20%, 05/14/2026	2,423,000	2,347,733
Bausch Health Cos., Inc. 5.25%, 01/30/2030 (A)	4,435,000	2,044,402
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	2,232,000	2,123,307
Bristol-Myers Squibb Co. 6.40%, 11/15/2063	878,000	1,021,604
Merck & Co., Inc. 5.00%, 05/17/2053	4,779,000	4,933,536
Pfizer Investment Enterprises Pte. Ltd. 5.11%, 05/19/2043	3,998,000	3,996,205

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Viatris, Inc. 2.30%, 06/22/2027	$ 1,631,000	$ 1,480,049

		17,946,836

Professional Services - 0.3%
Equifax, Inc.
2.60%, 12/01/2024	2,308,000	2,247,101
5.10%, 12/15/2027	3,203,000	3,235,152
Gartner, Inc. 4.50%, 07/01/2028 (A)	3,427,000	3,248,893

		8,731,146

Residential REITs - 0.1%
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	2,201,000	2,026,606

Retail REITs - 0.3%
Realty Income Corp. 4.90%, 07/15/2033	3,957,000	3,957,775
Simon Property Group LP 6.25%, 01/15/2034	2,879,000	3,135,919

		7,093,694

Semiconductors & Semiconductor Equipment - 1.2%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	4,546,000	4,404,890
Broadcom, Inc. 3.14%, 11/15/2035 (A)	6,250,000	5,143,455
Foundry JV Holdco LLC 5.88%, 01/25/2034 (A)	5,006,000	5,151,808
KLA Corp. 4.10%, 03/15/2029	3,433,000	3,419,406
Microchip Technology, Inc. 0.98%, 09/01/2024	3,341,000	3,236,965
QUALCOMM, Inc. 3.25%, 05/20/2050 (C)	1,961,000	1,532,142
Skyworks Solutions, Inc. 1.80%, 06/01/2026	1,865,000	1,729,673
TSMC Global Ltd. 1.38%, 09/28/2030 (A)	7,302,000	5,931,705

		30,550,044

Software - 1.0%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	1,311,000	1,185,347
Fiserv, Inc. 5.45%, 03/02/2028	3,837,000	3,954,758
Intuit, Inc. 5.50%, 09/15/2053	1,750,000	1,913,777
Oracle Corp.
3.65%, 03/25/2041	2,325,000	1,855,407
6.90%, 11/09/2052	4,675,000	5,489,031
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	2,875,000	1,154,614
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	5,047,000	4,939,830
Workday, Inc. 3.50%, 04/01/2027	4,772,000	4,620,656

		25,113,420

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Specialized REITs - 0.9%
Extra Space Storage LP 5.90%, 01/15/2031	$ 6,238,000	$ 6,519,496
Iron Mountain, Inc. 5.25%, 03/15/2028 (A)	5,956,000	5,790,312
VICI Properties LP 4.95%, 02/15/2030	6,310,000	6,107,011
Weyerhaeuser Co. 4.00%, 04/15/2030	4,422,000	4,217,367

		22,634,186

Technology Hardware, Storage & Peripherals - 0.6%
Dell International LLC/EMC Corp.
5.30%, 10/01/2029	6,358,000	6,553,135
6.02%, 06/15/2026	2,282,000	2,335,938
NCR Voyix Corp.
5.00%, 10/01/2028 (A)	1,582,000	1,496,119
5.13%, 04/15/2029 (A)	2,386,000	2,267,885
5.25%, 10/01/2030 (A)	2,379,000	2,184,212

		14,837,289

Tobacco - 0.4%
BAT Capital Corp. 6.42%, 08/02/2033	5,528,000	5,801,970
Philip Morris International, Inc. 5.63%, 11/17/2029	3,933,000	4,128,638

		9,930,608

Wireless Telecommunication Services - 0.4%
Axian Telecom 7.38%, 02/16/2027 (A) (C)	728,000	680,680
T-Mobile USA, Inc.
3.50%, 04/15/2031	4,315,000	3,941,956
3.88%, 04/15/2030	1,949,000	1,849,800
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031 (A)	2,825,000	2,523,300

		8,995,736

Total Corporate Debt Securities (Cost $975,413,434)		1,008,904,153

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Colombia - 0.1%
Colombia Government International Bonds 3.13%, 04/15/2031	2,326,000	1,891,362

Dominican Republic - 0.1%
Dominican Republic International Bonds
4.88%, 09/23/2032 (A)	1,489,000	1,354,022
5.50%, 01/27/2025 (E)	2,640,000	2,623,500

		3,977,522

Uzbekistan - 0.1%
Republic of Uzbekistan International Bonds 3.90%, 10/19/2031 (A)	2,745,000	2,298,938

Total Foreign Government Obligations (Cost $7,588,596)		8,167,822

MORTGAGE-BACKED SECURITIES - 8.6%
1211 Avenue of the Americas Trust Series 2015-1211, Class A1A1, 3.90%, 08/10/2035 (A)	5,900,000	5,659,223

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
20 Times Square Trust Series 2018-20TS, Class B, 3.10% (B), 05/15/2035 (A)	$ 5,148,000	$ 4,535,212
Alternative Loan Trust Series 2005-14, Class 2A1, 1-Month Term SOFR + 0.53%, 5.68% (B), 05/25/2035	76,303	68,040
BAMLL Commercial Mortgage Securities Trust Series 2019-BPR, Class ANM, 3.11%, 11/05/2032 (A)	2,700,000	2,451,128
Banc of America Funding Trust Series 2005-D, Class A1, 4.77% (B), 05/25/2035	902,331	831,651
BBCMS Mortgage Trust Series 2018-TALL, Class D, 1-Month Term SOFR + 1.65%, 7.01% (B), 03/15/2037 (A)	5,000,000	3,738,523
BX Commercial Mortgage Trust
Series 2019-XL, Class C,
1-Month Term SOFR + 1.36%, 6.73% (B), 10/15/2036 (A)	2,040,000	2,028,330
Series 2020-VKNG, Class C,
1-Month Term SOFR + 1.51%, 6.88% (B), 10/15/2037 (A)	1,624,000	1,597,682
Citigroup Commercial Mortgage Trust Series 2016-P5, Class AAB, 2.84%, 10/10/2049	3,541,775	3,446,232
COMM Mortgage Trust Series 2016-787S, Class A, 3.55%, 02/10/2036 (A)	5,000,000	4,664,643
CSMC Trust
Series 2020-RPL4, Class A1,
2.00% (B), 01/25/2060 (A)	11,380,813	10,069,069
Series 2021-RPL3, Class A1,
2.00% (B), 01/25/2060 (A)	5,575,082	4,777,693
DOLP Trust Series 2021-NYC, Class A, 2.96%, 05/10/2041 (A)	5,300,000	4,370,534
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month Term SOFR + 1.19%, 6.56% (B), 07/15/2038 (A)	5,133,920	5,085,622
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class A,
3.14%, 12/10/2036 (A)	5,000,000	4,843,474
Series 2019-FBLU, Class C,
3.75%, 12/10/2036 (A)	2,800,000	2,710,310
Series 2019-FBLU, Class D,
3.96% (B), 12/10/2036 (A)	1,500,000	1,451,022
Great Wolf Trust Series 2019-WOLF, Class C, 1-Month Term SOFR + 1.75%, 7.31% (B), 12/15/2036 (A)	7,000,000	6,942,405
GS Mortgage Securities Trust Series 2016-GS3, Class AAB, 2.78%, 10/10/2049	1,981,871	1,919,047

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A, 1-Month Term SOFR + 0.51%, 5.87% (B), 09/19/2046	$ 112,081	$ 97,582
JPMorgan Chase Commercial Mortgage Securities Trust Series 2020-ACE, Class A, 3.29%, 01/10/2037 (A)	7,500,000	7,228,115
Metlife Securitization Trust Series 2017-1A, Class A, 3.00% (B), 04/25/2055 (A)	1,558,804	1,459,043
MFA Trust Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	4,674,990	4,128,507
Mill City Mortgage Loan Trust Series 2019-1, Class A1, 3.25% (B), 10/25/2069 (A)	909,740	871,605
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class ASB,
3.07%, 02/15/2048	862,473	851,649
Series 2015-C27, Class ASB,
3.56%, 12/15/2047	1,629,930	1,600,191
New Residential Mortgage Loan Trust
Series 2016-4A, Class A1,
3.75% (B), 11/25/2056 (A)	3,207,079	3,014,937
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (A)	7,289,984	6,950,344
Series 2019-2A, Class A1,
4.25% (B), 12/25/2057 (A)	5,674,977	5,460,569
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	6,786,835	6,304,360
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	2,462,040	2,303,834
Series 2019-6A, Class A1B,
3.50% (B), 09/25/2059 (A)	2,489,639	2,329,205
Series 2019-RPL2, Class A1,
3.25% (B), 02/25/2059 (A)	3,678,332	3,511,989
Series 2020-1A, Class A1B,
3.50% (B), 10/25/2059 (A)	7,999,148	7,475,055
OBX Trust Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (A)	3,328,162	3,346,917
One New York Plaza Trust Series 2020-1NYP, Class A, 1-Month Term SOFR + 1.06%, 6.43% (B), 01/15/2036 (A)	4,000,000	3,807,453
Reperforming Loan Trust REMICS Series 2006-R1, Class AF1, 1-Month Term SOFR + 0.45%, 5.81% (B), 01/25/2036 (A)	1,049,205	967,729
SFO Commercial Mortgage Trust Series 2021-555, Class A, 1-Month Term SOFR + 1.26%, 6.63% (B), 05/15/2038 (A)	4,600,000	4,303,043
Towd Point Mortgage Trust Series 2017-1, Class A1, 2.75% (B), 10/25/2056 (A)	108,779	108,040

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	$ 4,983,898	$ 4,777,125
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	9,357,057	8,955,532
Series 2018-2, Class A1,
3.25% (B), 03/25/2058 (A)	222,956	215,995
Series 2018-4, Class A1,
3.00% (B), 06/25/2058 (A)	7,172,361	6,676,802
Series 2019-1, Class A1,
3.75% (B), 03/25/2058 (A)	9,739,548	9,299,825
Series 2019-4, Class A1,
2.90% (B), 10/25/2059 (A)	7,906,958	7,428,649
Series 2020-4, Class A1,
1.75%, 10/25/2060 (A)	13,170,332	11,585,239
Series 2022-1, Class A1,
3.75% (B), 07/25/2062 (A)	11,122,100	10,389,705
Series 2022-4, Class A1,
3.75%, 09/25/2062 (A)	10,261,934	9,606,914
Series 2023-1, Class A1,
3.75%, 01/25/2063 (A)	8,989,944	8,504,908
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR13, Class A1A1, 1-Month Term SOFR + 0.69%, 6.05% (B), 10/25/2045	629,183	595,850

Total Mortgage-Backed Securities (Cost $217,867,068)		215,346,551

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.2%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/2052	928,118	822,066
3.50%, 08/01/2049	638,938	595,411
5.00%, 08/01/2024 - 07/01/2025	15,051	15,137
1-Year RFUCC Treasury + 1.35%, 5.59% (B), 09/01/2035	13,915	14,047
1-Year RFUCC Treasury + 1.87%, 6.12% (B), 09/01/2035	58,377	58,237
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class A2, 3.01%, 07/25/2025	6,726,000	6,540,986
Federal National Mortgage Association
3.00%, 08/01/2049 - 05/01/2052	1,941,135	1,731,685
4.00%, 10/01/2047 - 02/01/2048	1,563,281	1,508,312
4.50%, 08/01/2052	9,094,000	8,827,655
5.00%, 01/01/2025 - 04/01/2053	27,022,309	26,786,898
6-Month RFUCC Treasury + 1.75%, 5.50% (B), 05/01/2035	40,249	39,896
5.50%, 03/01/2053	10,482,353	10,541,388
1-Year CMT + 1.81%, 5.56% (B), 08/01/2035	4,285	4,256
1-Year RFUCC Treasury + 1.34%, 5.59% (B), 12/01/2034	679	673
1-Year CMT + 2.15%, 5.90% (B), 07/01/2032	2,016	2,010
1-Year CMT + 2.22%, 5.90% (B), 01/01/2028	1,958	1,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
12-MTA + 1.20%, 6.13% (B), 06/01/2043	$ 24,615	$ 23,821
1-Year CMT + 2.18%, 6.30% (B), 10/01/2035	1,055	1,048
6-Month RFUCC Treasury + 1.61%, 7.23% (B), 08/01/2036	4,620	4,627
Uniform Mortgage-Backed Security, TBA
2.00%, 01/01/2054 (F)	70,366,000	57,524,205
2.50%, 01/01/2054 (F)	23,889,000	20,339,244
5.50%, 01/01/2054 (F)	45,900,000	46,133,086

Total U.S. Government Agency Obligations (Cost $178,665,920)		181,516,634

U.S. GOVERNMENT OBLIGATIONS - 31.3%
U.S. Treasury - 29.8%
U.S. Treasury Bonds
1.25%, 05/15/2050 (C)	49,857,200	27,020,265
2.00%, 02/15/2050 (G)	11,099,000	7,341,381
2.25%, 05/15/2041	12,471,000	9,536,418
2.25%, 08/15/2046 (C) (G)	5,162,000	3,686,596
2.38%, 02/15/2042	86,806,300	66,867,978
2.75%, 08/15/2042 (G)	38,111,000	31,030,691
3.50%, 02/15/2039	2,786,000	2,647,571
3.63%, 05/15/2053	13,179,000	12,244,115
3.88%, 02/15/2043 - 05/15/2043	51,037,000	48,837,470
4.00%, 11/15/2052	23,200,000	22,997,906
4.13%, 08/15/2053	25,763,000	26,165,547
4.25%, 05/15/2039 (G)	7,203,000	7,444,413
4.75%, 11/15/2043 (C)	3,089,000	3,325,019
4.75%, 11/15/2053	2,631,000	2,964,397
U.S. Treasury Bonds, Principal Only STRIPS Zero Coupon, 08/15/2052	82,601,000	26,851,064
U.S. Treasury Notes
0.63%, 05/15/2030	38,124,000	31,202,111
1.13%, 02/15/2031	19,139,400	16,002,333
1.25%, 08/15/2031	5,319,000	4,409,160
1.38%, 11/15/2031	38,352,000	31,899,575
1.50%, 02/15/2030	36,667,000	31,989,093
1.88%, 02/15/2032	14,309,500	12,325,175
2.25%, 11/15/2025	13,431,800	12,939,650
2.25%, 08/15/2027 (G)	5,887,000	5,556,086
2.75%, 08/15/2032	421,000	386,284
2.88%, 05/15/2028 - 05/15/2032	29,967,800	28,499,520
3.38%, 05/15/2033	19,612,300	18,861,517
3.50%, 01/31/2028 - 02/15/2033	63,811,000	62,195,672
3.88%, 11/30/2027 - 08/15/2033	84,433,400	84,488,833
4.13%, 11/15/2032	29,719,900	30,266,700
4.38%, 08/31/2028	23,870,000	24,403,345
4.50%, 11/15/2033	48,910,000	51,454,848

		745,840,733

U.S. Treasury Inflation-Protected Securities - 1.5%
U.S. Treasury Inflation-Protected Indexed Bonds 0.25%, 02/15/2050 (C)	35,671,229	23,454,530

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	$ 14,301,958	$ 12,947,602

		36,402,132

Total U.S. Government Obligations (Cost $777,064,037)		782,242,865

COMMERCIAL PAPER - 1.4%
Banks - 0.2%
Svenska Handelsbanken AB 5.83% (H), 03/11/2024 (A)	5,272,000	5,215,668

Financial Services - 0.6%
Liberty Street Funding LLC 5.89% (H), 05/01/2024 (A)	13,500,000	13,248,289

Pharmaceuticals - 0.6%
PFIZER, Inc. 5.59% (H), 06/04/2024 (A)	16,112,000	15,745,057

Total Commercial Paper (Cost $34,198,156)		34,209,014

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.7%
U.S. Cash Management Bills 5.40% (H), 02/15/2024	15,536,000	15,467,729
U.S. Treasury Bills
5.31% (H), 03/26/2024 (C)	12,846,000	12,690,023
5.33% (H), 03/26/2024	11,325,000	11,187,491
5.37% (H), 03/05/2024	7,495,000	7,426,831
5.40% (H), 03/14/2024 (C)	47,496,000	47,003,134

Total Short-Term U.S. Government Obligations (Cost $93,756,485)		93,775,208

	Shares	Value
OTHER INVESTMENT COMPANY - 1.5%
Securities Lending Collateral - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (H)	36,431,480	36,431,480

Total Other Investment Company (Cost $36,431,480)		36,431,480

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 2.50% (H), dated 12/29/2023, to be repurchased at $18,200,939 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $18,559,862.	$ 18,195,885	18,195,885

Total Repurchase Agreement (Cost $18,195,885)		18,195,885

Total Investments (Cost $2,600,797,912)		2,643,248,564
Net Other Assets (Liabilities) - (5.6)%		(141,073,873)

Net Assets - 100.0%		$ 2,502,174,691

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$264,458,952	$—	$264,458,952
Corporate Debt Securities	—	1,008,904,153	—	1,008,904,153
Foreign Government Obligations	—	8,167,822	—	8,167,822
Mortgage-Backed Securities	—	215,346,551	—	215,346,551
U.S. Government Agency Obligations	—	181,516,634	—	181,516,634
U.S. Government Obligations	—	782,242,865	—	782,242,865
Commercial Paper	—	34,209,014	—	34,209,014
Short-Term U.S. Government Obligations	—	93,775,208	—	93,775,208
Other Investment Company	36,431,480	—	—	36,431,480
Repurchase Agreement	—	18,195,885	—	18,195,885

Total Investments	$36,431,480	$2,606,817,084	$—	$2,643,248,564

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $865,571,768, representing 34.6% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $36,124,068, collateralized by cash collateral of $36,431,480 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $453,490. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2023, the total value of Regulation S securities is $18,483,647, representing 0.7% of the Portfolio’s net assets.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2023 was $0 at a weighted average interest rate of 0.00%.
(H)	Rates disclosed reflect the yields at December 31, 2023.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
MTA	Month Treasury Average
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $2,582,602,027) (including securities loaned of $36,124,068)	$2,625,052,679
Repurchase agreement, at value (cost $18,195,885)	18,195,885
Cash	19,437
Cash collateral pledged at broker for:
Centrally cleared swap agreements	6,000
Foreign currency, at value (cost $160)	160
Receivables and other assets:
Net income from securities lending	27,241
Shares of beneficial interest sold	39,192
Interest	21,197,282
Total assets	2,664,537,876

Liabilities:
Cash collateral received upon return of:
Securities on loan	36,431,480
Cash collateral at broker for:
TBA commitments	2,641,000
Payables and other liabilities:
Investments purchased	1,723
When-issued, delayed-delivery, forward and TBA commitments purchased	121,210,673
Shares of beneficial interest redeemed	751,702
Investment management fees	1,019,402
Distribution and service fees	105,358
Transfer agent costs	2,569
Trustee and CCO fees	605
Audit and tax fees	56,042
Custody fees	39,884
Legal fees	20,683
Printing and shareholder reports fees	65,908
Other accrued expenses	16,156
Total liabilities	162,363,185
Net assets	$2,502,174,691

Net assets consist of:
Capital stock ($0.01 par value)	$2,590,156
Additional paid-in capital	2,649,248,029
Total distributable earnings (accumulated losses)	(149,663,494)
Net assets	$2,502,174,691

Net assets by class:
Initial Class	$2,001,615,292
Service Class	500,559,399
Shares outstanding:
Initial Class	206,804,041
Service Class	52,211,579
Net asset value and offering price per share:
Initial Class	$9.68
Service Class	9.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Interest income	$104,580,020
Net income from securities lending	243,160
Total investment income	104,823,180

Expenses:
Investment management fees	9,872,028
Distribution and service fees:
Service Class	1,290,630
Transfer agent costs	24,338
Trustee and CCO fees	91,475
Audit and tax fees	72,405
Custody fees	152,513
Legal fees	185,648
Printing and shareholder reports fees	183,631
Other	110,146
Total expenses	11,982,814

Net investment income (loss)	92,840,366

Net realized gain (loss) on:
Investments	(9,876,858)
Foreign currency transactions	(11,564)
Net realized gain (loss)	(9,888,422)

Net change in unrealized appreciation (depreciation) on:
Investments	47,011,202
Translation of assets and liabilities denominated in foreign currencies	73,088
Net change in unrealized appreciation (depreciation)	47,084,290
Net realized and change in unrealized gain (loss)	37,195,868
Net increase (decrease) in net assets resulting from operations	$130,036,234

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$92,840,366	$41,985,300
Net realized gain (loss)	(9,888,422)	(246,044,911)
Net change in unrealized appreciation (depreciation)	47,084,290	(59,507,912)
Net increase (decrease) in net assets resulting from operations	130,036,234	(263,567,523)

Dividends and/or distributions to shareholders:
Initial Class	(14,721,993)	(23,417,643)
Service Class	(3,240,146)	(14,442,123)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,962,139)	(37,859,766)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,469,059,339	41,289,901
Service Class	4,945,369	7,391,387
	1,474,004,708	48,681,288
Dividends and/or distributions reinvested:
Initial Class	14,721,993	23,417,643
Service Class	3,240,146	14,442,123
	17,962,139	37,859,766
Cost of shares redeemed:
Initial Class	(340,674,893)	(265,328,020)
Service Class	(75,408,414)	(107,937,664)
	(416,083,307)	(373,265,684)
Net increase (decrease) in net assets resulting from capital share transactions	1,075,883,540	(286,724,630)
Net increase (decrease) in net assets	1,187,957,635	(588,151,919)

Net assets:
Beginning of year	1,314,217,056	1,902,368,975
End of year	$2,502,174,691	$1,314,217,056

Capital share transactions - shares:
Shares issued:
Initial Class	156,701,918	4,292,225
Service Class	530,972	736,315
	157,232,890	5,028,540
Shares reinvested:
Initial Class	1,588,133	2,441,881
Service Class	352,573	1,520,224
	1,940,706	3,962,105
Shares redeemed:
Initial Class	(35,729,393)	(26,586,909)
Service Class	(8,161,549)	(11,054,135)
	(43,890,942)	(37,641,044)
Net increase (decrease) in shares outstanding:
Initial Class	122,560,658	(19,852,803)
Service Class	(7,278,004)	(8,797,596)
	115,282,654	(28,650,399)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$9.18	$11.08		$12.08		$11.77		$11.12

Investment operations:
Net investment income (loss) (A)	0.43	0.28		0.23		0.27		0.31
Net realized and unrealized gain (loss)	0.16	(1.91)		(0.33)		0.61		0.63
Total investment operations	0.59	(1.63)		(0.10)		0.88		0.94

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.27)		(0.18)		(0.52)		(0.29)
Net realized gains	—	—		(0.72)		(0.05)		—
Total dividends and/or distributions to shareholders	(0.09)	(0.27)		(0.90)		(0.57)		(0.29)

Net asset value, end of year	$9.68	$9.18		$11.08		$12.08		$11.77

Total return	6.45%	(14.84)%		(0.87)%		7.68%		8.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,001,616	$773,454		$1,153,539		$1,372,817		$1,805,918
Expenses to average net assets	0.53%	0.66%		0.67%		0.67%		0.67%
Net investment income (loss) to average net assets	4.67%	2.82%		1.96%		2.24%		2.63%
Portfolio turnover rate	76%	126	%(B)	18	%(B)	30	%(B)	27	%(B)

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$9.09	$10.97		$11.96		$11.65		$11.01

Investment operations:
Net investment income (loss) (A)	0.40	0.25		0.20		0.24		0.27
Net realized and unrealized gain (loss)	0.16	(1.89)		(0.32)		0.61		0.63
Total investment operations	0.56	(1.64)		(0.12)		0.85		0.90

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.24)		(0.15)		(0.49)		(0.26)
Net realized gains	—	—		(0.72)		(0.05)		—
Total dividends and/or distributions to shareholders	(0.06)	(0.24)		(0.87)		(0.54)		(0.26)

Net asset value, end of year	$9.59	$9.09		$10.97		$11.96		$11.65

Total return	6.18%	(15.08)%		(1.07)%		7.40%		8.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$500,559	$540,763		$748,830		$813,000		$811,186
Expenses to average net assets	0.78%	0.91%		0.92%		0.92%		0.92%
Net investment income (loss) to average net assets	4.38%	2.58%		1.72%		1.99%		2.38%
Portfolio turnover rate	76%	126	%(B)	18	%(B)	30	%(B)	27	%(B)

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Bond VP (formerly, Transamerica PIMCO Total Return VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2023, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2023, the Portfolio earned price drop fee income of $0. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2023, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$20,148,949	$—	$—	$—	$20,148,949
U.S. Government Obligations	6,483,926	—	—	—	6,483,926
Short-Term U.S. Government Obligations	9,798,605	—	—	—	9,798,605
Total Securities Lending Transactions	$36,431,480	$—	$—	$—	$36,431,480
Total Borrowings	$36,431,480	$—	$—	$—	$36,431,480

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2023 are listed within the Schedule of Investments.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS (continued)

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.510%
Over $500 million up to $1 billion	0.490
Over $1 billion up to $1.5 billion	0.480
Over $1.5 billion	0.475

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.66%	May 1, 2024
Service Class	0.87	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,074,942,878	$ 1,430,878,726	$ 428,200,225	$ 1,002,430,824

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization accruals, straddle loss deferrals, interest written off and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,601,365,464	$ 62,239,921	$ (20,356,821)	$ 41,883,100

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 120,211,007	$ 158,340,382

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 17,962,139	$ —	$ —	$ 37,859,766	$ —	$ —

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 92,783,664	$ —	$ (278,551,389)	$ —	$ (5,778,742)	$ 41,882,973

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Bond VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

(unaudited)

MARKET ENVIRONMENT

Fixed income markets experienced persistently elevated volatility in 2023 amidst an aggressive monetary tightening campaign by the U.S. Federal Reserve (the “Fed”) and stubbornly high, albeit declining, inflation. Notably, while the benchmark 10-year U.S. Treasury yield traversed a wide range during the year, it finished 2023 nearly unchanged at 3.88%. The cumulative impact of the Fed’s rate hiking campaign, which saw policy rates increase to a range of 5.25% to 5.50%, has supported a reduction in inflation.

After peaking at a 9.0% year-over-year rate in June 2022, the consumer price index registered a milder 3.1% increase in November 2023 from one year earlier. Economic activity surpassed expectations in 2023, exemplified by annualized real gross domestic product growth of 4.9% in the third quarter 2023, the strongest quarter since the fourth quarter 2021.

Fixed income supply and demand factors stood out as being exceptionally supportive of total and excess returns during 2023. Elevated interest rates across the fixed income landscape enticed demand from a wide range of investors, keeping credit spreads anchored. Investment grade corporate issuance finished 2023 roughly in line with 2022 supply, but the rise in long-term yields incentivized less long-dated supply, which was supportive for credit. Market fundamentals remained robust in 2023 as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain areas, both remained benign from a historical perspective.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Aegon Core Bond VP, Initial Class returned 6.04%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned 5.53%.

STRATEGY REVIEW

Transamerica Aegon Core Bond VP’s (the “Portfolio”) overweight to risk-based assets benefited returns as compared to the Bloomberg US Aggregate Bond Index given the additional yield generated by these securities. The positive impact on price due to credit spread narrowing also contributed to relative returns, while duration and curve positioning modestly detracted.

The largest sector contributors to relative returns included selection within and an overweight allocation to investment grade corporate credit. The underweight allocation to government securities was also a notable contributor; however, selection within government securities was the largest detractor. Overweight allocations to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) also detracted.

Within corporate credit, selection in banking, consumer cyclicals, and consumer non-cyclicals contributed the most to relative returns. Modest detractors included selection in finance companies and basic industry, along with an underweight allocation to electric utilities.

Although overall credit risk remained relatively stable in the Portfolio over the fiscal year, the sub-adviser modified sector allocations to position for an expected shallow recession. Allocations to CMBS were reduced given expectations for continued pressure on commercial real estate, and the modest exposure to high yield corporate credit was pared down on anticipation of tightening financial conditions which could pose a greater headwind to lower-rated companies.

Within investment grade corporate credit, exposure increased to single-A rated credits believed to be well-positioned for a modest economic downturn. The Portfolio’s slight duration underweight relative to the benchmark was reduced over the fiscal year given attractive yield levels and slowing growth expectations.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Sivakumar N. Rajan

Brian W. Westhoff, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	6.04%	1.32%	1.86%	10/02/1986
Bloomberg US Aggregate Bond Index (A)	5.53%	1.10%	1.81%
Service Class	5.78%	1.06%	1.60%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that it may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,036.00	$2.72	$1,022.50	$2.70	0.53%
Service Class	1,000.00	1,034.50	4.00	1,021.30	3.97	0.78

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	32.4%
Corporate Debt Securities	30.3
U.S. Government Agency Obligations	23.5
Commercial Paper	13.8
Mortgage-Backed Securities	6.0
Asset-Backed Securities	5.2
Short-Term U.S. Government Obligations	2.7
Other Investment Company	1.2
Repurchase Agreement	0.9
Foreign Government Obligations	0.3
Preferred Stock	0.2
Net Other Assets (Liabilities)	(16.5)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	8.74
Duration †	6.20

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	58.6%
AAA	9.9
AA	1.7
A	10.4
BBB	19.1
BB	1.3
B	0.0 *
CCC and Below	0.1
Not Rated	15.4
Net Other Assets (Liabilities)	(16.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 5.2%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 719,226	$ 713,032
Accelerated LLC
Series 2021-1H, Class A,
1.35%, 10/20/2040 (A)	104,279	95,465
Series 2021-1H, Class B,
1.90%, 10/20/2040 (A)	795,665	727,901
Apidos CLO XXXI Ltd. Series 2019-31A, Class A1R, 3-Month Term SOFR + 1.36%, 6.76% (B), 04/15/2031 (A)	2,000,000	1,999,958
Avis Budget Rental Car Funding AESOP LLC Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	1,080,000	1,102,508
BXG Receivables Note Trust Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	1,062,464	1,068,000
Chase Funding Trust Series 2003-6, Class 1A7, 4.82% (B), 11/25/2034	14,726	14,339
Chase Issuance Trust Series 2023-A1, Class A, 5.16%, 09/15/2028	960,000	975,227
CIFC Funding Ltd. Series 2013-2A, Class A1L2, 3-Month Term SOFR + 1.26%, 6.66% (B), 10/18/2030 (A)	956,587	956,175
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 02/16/2027 (A)	11,555	11,519
Diameter Capital CLO 1 Ltd. Series 2021-1A, Class A1A, 3-Month Term SOFR + 1.50%, 6.90% (B), 07/15/2036 (A)	1,500,000	1,497,351
FMC GMSR Issuer Trust
Series 2020-GT1, Class A,
4.45% (B), 01/25/2026 (A)	1,100,000	990,574
Series 2021-GT1, Class A,
3.62% (B), 07/25/2026 (A)	1,100,000	949,312
Ford Credit Auto Owner Trust Series 2019-1, Class A, 3.52%, 07/15/2030 (A)	1,230,000	1,228,907
GM Financial Consumer Automobile Receivables Trust Series 2023-1, Class A2A, 5.19%, 03/16/2026	537,721	536,566
Goodgreen Trust Series 2017-1A, Class A, 3.74%, 10/15/2052 (A)	73,542	67,475
GoodLeap Sustainable Home Solutions Trust
Series 2022-1GS, Class A,
2.70%, 01/20/2049 (A)	858,992	679,933
Series 2022-3CS, Class A,
4.95%, 07/20/2049 (A)	180,141	165,485
Hero Funding Trust
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	194,311	178,533

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hero Funding Trust (continued)
Series 2017-3A, Class A2,
3.95%, 09/20/2048 (A)	$ 215,715	$ 192,806
Hertz Vehicle Financing III LLC Series 2023-3A, Class A, 5.94%, 02/25/2028 (A)	955,000	972,935
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.98% (B), 08/25/2038 (A)	172,036	3,195
Series 2013-2, Class A,
1.72% (B), 03/25/2039 (A)	162,114	5,110
Series 2014-2, Class A,
2.39% (B), 04/25/2040 (A)	56,784	3,678
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (A)	42,455	42,179
Mosaic Solar Loan Trust Series 2023-2A, Class A, 5.36%, 09/22/2053 (A)	1,795,356	1,770,214
MVW Owner Trust Series 2023-1A, Class A, 4.93%, 10/20/2040 (A)	963,890	958,612
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	476,144	463,945
Series 2019-A, Class C,
3.61%, 04/09/2038 (A)	519,045	501,705
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month Term SOFR + 1.36%, 6.78% (B), 07/20/2030 (A)	1,668,639	1,668,642
Renew Financial Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	97,077	89,166
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 2.84% (B), 01/25/2036	13,251	10,841
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A,
1.33%, 07/20/2037 (A)	453,871	431,298
Series 2023-1A, Class A,
5.20%, 01/20/2040 (A)	1,257,866	1,262,552
Series 2023-2A, Class A,
5.80%, 04/20/2040 (A)	474,761	482,801
Series 2023-3A, Class A,
6.10%, 09/20/2040 (A)	569,399	583,441
Structured Receivables Finance LLC Series 2010-A, Class A, 5.22%, 01/16/2046 (A)	220,586	218,796
TCW CLO Ltd. Series 2018-1A, Class A1R, 3-Month Term SOFR + 1.23%, 6.61% (B), 04/25/2031 (A)	598,696	598,096
Veridian Auto Receivables Trust Series 2023-1A, Class A2, 5.97%, 08/17/2026 (A)	845,298	844,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	$ 60,253	$ 59,069

Total Asset-Backed Securities (Cost $25,405,758)		25,122,313

CORPORATE DEBT SECURITIES - 30.3%
Aerospace & Defense - 0.8%
Boeing Co.
5.15%, 05/01/2030	1,534,000	1,563,664
5.93%, 05/01/2060	855,000	889,138
HEICO Corp. 5.35%, 08/01/2033	1,102,000	1,131,879

		3,584,681

Automobile Components - 0.1%
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032	553,000	489,531

Automobiles - 1.4%
BMW US Capital LLC 2.80%, 04/11/2026 (A)	793,000	761,721
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	1,074,000	1,028,078
6.95%, 03/06/2026	800,000	819,939
General Motors Co. 6.25%, 10/02/2043	235,000	240,435
General Motors Financial Co., Inc. 5.00%, 04/09/2027	754,000	752,375
Nissan Motor Acceptance Co. LLC 7.05%, 09/15/2028 (A)	923,000	973,622
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (A) (C)	759,000	819,315
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A)	1,694,000	1,494,934

		6,890,419

Banks - 4.8%
Bank of America Corp. Fixed until 04/25/2033, 5.29% (B), 04/25/2034	2,970,000	2,985,682
Barclays PLC Fixed until 11/02/2025, 7.33% (B), 11/02/2026	1,073,000	1,108,522
Citigroup, Inc. Fixed until 05/25/2033, 6.17% (B), 05/25/2034	832,000	862,474
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (B), 11/26/2025	590,000	580,389
Fixed until 11/10/2032, 7.08% (B), 02/10/2034	766,000	788,883
Fifth Third Bancorp Fixed until 07/27/2028, 6.34% (B), 07/27/2029	234,000	243,847
Goldman Sachs Group, Inc. Fixed until 10/21/2031, 2.65% (B), 10/21/2032	1,192,000	994,930
ING Groep NV Fixed until 09/11/2033, 6.11% (B), 09/11/2034	1,256,000	1,319,128

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (A)	$ 428,000	$ 423,549
Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (A)	1,615,000	1,755,063
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (B), 04/22/2027	1,271,000	1,173,270
Fixed until 06/01/2033, 5.35% (B), 06/01/2034	2,368,000	2,404,125
Morgan Stanley
Fixed until 07/21/2033, 5.42% (B), 07/21/2034	807,000	820,640
Fixed until 10/18/2032, 6.34% (B), 10/18/2033	665,000	718,349
PNC Financial Services Group, Inc. Fixed until 08/18/2033, 5.94% (B), 08/18/2034	846,000	881,209
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (B), 01/26/2034	759,000	737,818
Fixed until 10/28/2032, 6.12% (B), 10/28/2033	438,000	455,387
Fixed until 10/30/2028, 7.16% (B), 10/30/2029	414,000	447,600
UBS Group AG
Fixed until 09/11/2024, 2.59% (B), 09/11/2025 (A)	953,000	932,362
Fixed until 08/12/2032, 6.54% (B), 08/12/2033 (A)	1,039,000	1,108,732
US Bancorp Fixed until 06/10/2033, 5.84% (B), 06/12/2034	595,000	614,943
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (B), 07/25/2034	1,199,000	1,223,287
Fixed until 06/15/2024 (D), 5.90% (B)	419,000	414,296

		22,994,485

Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	847,000	782,939
Constellation Brands, Inc.
3.15%, 08/01/2029	418,000	388,809
3.70%, 12/06/2026	198,000	192,972
Diageo Capital PLC 5.50%, 01/24/2033	445,000	474,620

		1,839,340

Biotechnology - 0.4%
Amgen, Inc.
2.80%, 08/15/2041	514,000	374,891
5.60%, 03/02/2043	490,000	507,867
CSL Finance PLC 4.63%, 04/27/2042 (A)	509,000	485,774
Gilead Sciences, Inc. 4.15%, 03/01/2047	205,000	179,062
Royalty Pharma PLC 2.20%, 09/02/2030	672,000	566,193

		2,113,787

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Building Products - 0.3%
Carrier Global Corp. 5.90%, 03/15/2034 (A)	$ 442,000	$ 479,199
Lowe’s Cos., Inc. 3.75%, 04/01/2032	830,000	778,089

		1,257,288

Capital Markets - 0.3%
Charles Schwab Corp. Fixed until 05/19/2033, 5.85% (B), 05/19/2034	1,477,000	1,526,740

Chemicals - 0.4%
Celanese US Holdings LLC 6.70%, 11/15/2033	608,000	661,923
FMC Corp. 5.65%, 05/18/2033	486,000	483,562
Nutrien Ltd. 4.90%, 03/27/2028	522,000	527,048

		1,672,533

Commercial Services & Supplies - 1.7%
ADT Security Corp. 4.13%, 08/01/2029 (A)	712,000	654,887
Ashtead Capital, Inc. 5.55%, 05/30/2033 (A)	334,000	331,211
Carlisle Cos., Inc. 3.75%, 12/01/2027	752,000	720,482
Element Fleet Management Corp. 6.32%, 12/04/2028 (A)	1,287,000	1,330,365
General Electric Co. 4.50%, 03/11/2044	1,327,000	1,233,835
GXO Logistics, Inc. 2.65%, 07/15/2031	1,779,000	1,461,391
Quanta Services, Inc. 2.90%, 10/01/2030	963,000	847,349
Triton Container International Ltd.
1.15%, 06/07/2024 (A)	295,000	287,836
3.15%, 06/15/2031 (A)	540,000	430,297
Triton Container International Ltd./TAL International Container Corp. 3.25%, 03/15/2032	825,000	660,479

		7,958,132

Consumer Staples Distribution & Retail - 0.4%
7-Eleven, Inc. 1.80%, 02/10/2031 (A)	985,000	801,728
Sysco Corp. 3.30%, 07/15/2026	897,000	866,194

		1,667,922

Containers & Packaging - 0.1%
Sonoco Products Co. 2.25%, 02/01/2027	668,000	615,585

Distributors - 0.1%
LKQ Corp. 6.25%, 06/15/2033	485,000	506,184

Diversified REITs - 1.3%
Broadstone Net Lease LLC 2.60%, 09/15/2031	1,131,000	878,718

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified REITs (continued)
SBA Tower Trust 6.60%, 01/15/2028 (A)	$ 5,268,000	$ 5,418,043

		6,296,761

Diversified Telecommunication Services - 0.5%
Sprint Capital Corp. 6.88%, 11/15/2028	292,000	316,194
Verizon Communications, Inc.
1.68%, 10/30/2030	959,000	791,365
2.99%, 10/30/2056	1,647,000	1,093,854

		2,201,413

Electric Utilities - 1.3%
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	74,000	75,691
CMS Energy Corp.
2.95%, 02/15/2027	104,000	97,581
4.88%, 03/01/2044	133,000	126,785
DTE Electric Co. 4.30%, 07/01/2044	1,339,000	1,194,588
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	1,885,000	1,584,667
Duke Energy Progress LLC 3.60%, 09/15/2047	907,000	698,294
Entergy Arkansas LLC 3.70%, 06/01/2024	175,000	173,557
Oncor Electric Delivery Co. LLC 5.30%, 06/01/2042	51,000	54,629
Pacific Gas & Electric Co. 3.75%, 08/15/2042	90,000	66,233
PacifiCorp 3.60%, 04/01/2024	1,060,000	1,054,147
Public Service Co. of Oklahoma 6.63%, 11/15/2037	160,000	176,941
Public Service Electric & Gas Co. 3.00%, 05/15/2025	898,000	876,376

		6,179,489

Electronic Equipment, Instruments & Components - 0.6%
Arrow Electronics, Inc. 2.95%, 02/15/2032	890,000	753,429
Keysight Technologies, Inc. 4.60%, 04/06/2027	736,000	733,793
Sensata Technologies, Inc. 4.38%, 02/15/2030 (A)	471,000	436,848
Trimble, Inc. 6.10%, 03/15/2033	731,000	781,850

		2,705,920

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	760,000	738,583

Financial Services - 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	1,028,000	1,009,824
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	464,000	430,196
5.50%, 12/15/2024 (A)	1,560,000	1,551,231

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (A)	$ 1,491,000	$ 1,438,295
5.50%, 01/15/2026 (A)	490,000	486,980

		4,916,526

Food Products - 0.6%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	896,000	781,401
Cargill, Inc. 5.13%, 10/11/2032 (A)	521,000	535,824
J M Smucker Co. 6.50%, 11/15/2043	430,000	480,046
Viterra Finance BV 4.90%, 04/21/2027 (A)	834,000	826,816

		2,624,087

Health Care Equipment & Supplies - 0.3%
Alcon Finance Corp.
2.75%, 09/23/2026 (A)	694,000	652,344
5.75%, 12/06/2052 (A)	324,000	349,762
GE HealthCare Technologies, Inc. 5.86%, 03/15/2030	431,000	453,293

		1,455,399

Health Care Providers & Services - 1.3%
Centene Corp.
3.00%, 10/15/2030	755,000	654,233
3.38%, 02/15/2030	609,000	546,157
Cigna Group 2.40%, 03/15/2030	892,000	782,174
CVS Health Corp.
2.70%, 08/21/2040	826,000	590,922
5.25%, 01/30/2031	358,000	367,646
Elevance Health, Inc.
2.25%, 05/15/2030	635,000	551,111
5.13%, 02/15/2053	503,000	503,978
HCA, Inc.
4.13%, 06/15/2029	406,000	388,165
4.63%, 03/15/2052	685,000	584,791
5.25%, 04/15/2025	271,000	270,719
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	350,000	331,162
UnitedHealth Group, Inc. 5.20%, 04/15/2063	781,000	800,753

		6,371,811

Health Care REITs - 0.3%
Physicians Realty LP 2.63%, 11/01/2031	978,000	806,087
Ventas Realty LP 3.25%, 10/15/2026	754,000	714,775

		1,520,862

Hotels, Restaurants & Leisure - 0.3%
Hyatt Hotels Corp. 1.80%, 10/01/2024	426,000	413,289
Warnermedia Holdings, Inc. 5.05%, 03/15/2042	1,288,000	1,139,681

		1,552,970

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Household Durables - 0.1%
Mohawk Industries, Inc. 5.85%, 09/18/2028	$ 465,000	$ 482,517

Industrial Conglomerates - 0.2%
Veralto Corp. 5.45%, 09/18/2033 (A)	703,000	728,979

Insurance - 1.1%
Constellation Insurance, Inc. 6.80%, 01/24/2030 (A)	1,614,000	1,530,563
Equitable Holdings, Inc. 5.59%, 01/11/2033	955,000	985,123
Global Atlantic Finance Co. 7.95%, 06/15/2033 (A)	1,240,000	1,376,569
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	600,000	600,000
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (B), 10/01/2050	1,033,000	892,048

		5,384,303

Interactive Media & Services - 0.5%
Baidu, Inc. 4.38%, 05/14/2024	1,739,000	1,731,679
Meta Platforms, Inc. 4.80%, 05/15/2030	794,000	814,106

		2,545,785

Internet & Catalog Retail - 0.0% (E)
Expedia Group, Inc. 2.95%, 03/15/2031	64,000	56,423

Machinery - 0.4%
CNH Industrial Capital LLC 4.55%, 04/10/2028	729,000	719,798
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	1,319,000	1,160,427

		1,880,225

Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050	743,000	575,867
Comcast Corp. 2.94%, 11/01/2056	426,000	281,650
NBCUniversal Media LLC 4.45%, 01/15/2043	521,000	476,832
Paramount Global 4.20%, 05/19/2032 (C)	443,000	396,386

		1,730,735

Metals & Mining - 0.6%
Anglo American Capital PLC 4.50%, 03/15/2028 (A)	972,000	946,597
ArcelorMittal SA 6.55%, 11/29/2027	1,072,000	1,126,411
Glencore Funding LLC 2.63%, 09/23/2031 (A)	894,000	759,900

		2,832,908

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Office REITs - 0.2%
Highwoods Realty LP
4.13%, 03/15/2028	$ 492,000	$ 453,581
7.65%, 02/01/2034	317,000	342,616

		796,197

Oil, Gas & Consumable Fuels - 2.6%
Boardwalk Pipelines LP 3.40%, 02/15/2031	464,000	415,716
Chevron USA, Inc. 3.25%, 10/15/2029	658,000	625,734
Energy Transfer LP
4.90%, 02/01/2024	434,000	433,523
5.15%, 02/01/2043	527,000	470,086
5.55%, 02/15/2028	462,000	471,280
5.95%, 10/01/2043	489,000	482,756
Enterprise Products Operating LLC 4.25%, 02/15/2048	1,632,000	1,438,940
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	852,000	850,688
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,109,000	1,117,018
ONEOK, Inc. 6.10%, 11/15/2032	1,062,000	1,130,514
Ovintiv, Inc. 6.25%, 07/15/2033	703,000	728,052
Petroleos Mexicanos
6.84%, 01/23/2030	1,306,000	1,132,430
7.69%, 01/23/2050	290,000	206,207
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	754,000	694,982
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	443,000	433,978
Shell International Finance BV
2.50%, 09/12/2026	467,000	444,716
3.75%, 09/12/2046	618,000	515,599
Western Midstream Operating LP 6.15%, 04/01/2033	723,000	751,605
Williams Cos., Inc. 5.40%, 03/04/2044	84,000	81,581

		12,425,405

Passenger Airlines - 0.1%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	404,026	367,930

Personal Care Products - 0.3%
Haleon US Capital LLC 3.38%, 03/24/2027	450,000	433,245
Kenvue, Inc. 5.00%, 03/22/2030	1,168,000	1,207,289

		1,640,534

Pharmaceuticals - 0.7%
AbbVie, Inc. 3.20%, 05/14/2026	479,000	464,121
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	775,000	737,259
Bristol-Myers Squibb Co. 6.40%, 11/15/2063	162,000	188,496

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Merck & Co., Inc. 5.00%, 05/17/2053	$ 930,000	$ 960,073
Pfizer Investment Enterprises Pte. Ltd. 5.11%, 05/19/2043	782,000	781,649
Viatris, Inc. 2.30%, 06/22/2027	449,000	407,445

		3,539,043

Professional Services - 0.2%
Equifax, Inc.
2.60%, 12/01/2024	768,000	747,735
5.10%, 12/15/2027	419,000	423,206

		1,170,941

Residential REITs - 0.1%
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	765,000	704,386

Retail REITs - 0.2%
Realty Income Corp. 4.90%, 07/15/2033	781,000	781,153
Simon Property Group LP 6.25%, 01/15/2034	354,000	385,591

		1,166,744

Semiconductors & Semiconductor Equipment - 1.5%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	1,125,000	1,090,080
Broadcom, Inc. 3.14%, 11/15/2035 (A)	877,000	721,730
Foundry JV Holdco LLC 5.88%, 01/25/2034 (A)	896,000	922,097
KLA Corp. 3.30%, 03/01/2050	835,000	640,013
Microchip Technology, Inc. 0.98%, 09/01/2024	708,000	685,954
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	400,000	288,091
3.40%, 05/01/2030	701,000	645,154
QUALCOMM, Inc. 3.25%, 05/20/2050 (C)	589,000	460,190
Skyworks Solutions, Inc. 1.80%, 06/01/2026	418,000	387,669
TSMC Global Ltd. 1.38%, 09/28/2030 (A)	1,856,000	1,507,702

		7,348,680

Software - 1.1%
Fiserv, Inc. 5.45%, 03/02/2028	744,000	766,834
Intuit, Inc. 5.50%, 09/15/2053	329,000	359,790
Oracle Corp.
3.65%, 03/25/2041	591,000	471,632
6.90%, 11/09/2052	766,000	899,379
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	881,000	353,814
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	1,211,000	1,185,285

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Software (continued)
Workday, Inc. 3.50%, 04/01/2027	$ 1,294,000	$ 1,252,961

		5,289,695

Specialized REITs - 0.4%
Extra Space Storage LP 5.90%, 01/15/2031	1,094,000	1,143,368
Weyerhaeuser Co. 4.00%, 04/15/2030	922,000	879,333

		2,022,701

Tobacco - 0.4%
BAT Capital Corp. 6.42%, 08/02/2033	1,037,000	1,088,394
Philip Morris International, Inc. 5.63%, 11/17/2029	823,000	863,938

		1,952,332

Wireless Telecommunication Services - 0.3%
T-Mobile USA, Inc.
3.50%, 04/15/2031	859,000	784,737
3.88%, 04/15/2030	545,000	517,261

		1,301,998

Total Corporate Debt Securities (Cost $140,207,180)		145,048,909

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Colombia - 0.1%
Colombia Government International Bonds 3.13%, 04/15/2031	447,000	363,473

Israel - 0.0% (E)
Israel Government AID Bonds 5.50%, 09/18/2033	100,000	110,044

Mexico - 0.2%
Mexico Government International Bonds 3.75%, 01/11/2028	1,053,000	1,014,933

Total Foreign Government Obligations (Cost $1,436,440)		1,488,450

MORTGAGE-BACKED SECURITIES - 6.0%
Alternative Loan Trust
Series 2004-2CB, Class 1A9,
5.75%, 03/25/2034	83,105	83,527
Series 2005-28CB, Class 1A4,
5.50%, 08/25/2035	67,673	57,674
Series 2005-54CB, Class 1A11,
5.50%, 11/25/2035	19,004	14,694
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8,
(1.00) * 1-Month Term SOFR + 4.64%, 0.00% (B), 07/25/2035	125,799	5,107
Series 2005-22T1, Class A2,
(1.00) * 1-Month Term SOFR + 4.96%, 0.00% (B), 06/25/2035	308,699	21,622
BAMLL Commercial Mortgage Securities Trust Series 2014-520M, Class C, 4.21% (B), 08/15/2046 (A)	200,000	120,140

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1,
03/25/2034	$ 6,846	$ 4,829
Series 2005-7, Class 30,
11/25/2035	6,252	6,382
Series 2005-8, Class 30,
01/25/2036	1,924	1,258
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 4.86% (B), 11/25/2033	8,873	8,277
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (A)	550,000	504,782
Bear Stearns ARM Trust Series 2006-1, Class A1, 1-Year CMT + 2.25%, 7.66% (B), 02/25/2036	11,703	10,912
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
5.34% (B), 02/25/2037	15,227	14,792
Series 2007-A2, Class 2A1,
5.82% (B), 06/25/2035	8,338	8,167
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	22,503	21,663
Series 2004-3, Class A4,
5.75%, 04/25/2034	13,502	12,957
Series 2004-7, Class 2A1,
11.14% (B), 06/25/2034	7,177	6,726
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	249	147
Series 2004-HYB1, Class 2A,
5.21% (B), 05/20/2034	6,125	5,701
Series 2005-22, Class 2A1,
4.64% (B), 11/25/2035	51,555	41,531
Citigroup Commercial Mortgage Trust Series 2014-GC19, Class A4, 4.02%, 03/11/2047	108,244	108,055
Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 2A5, 5.25%, 10/25/2033	2,658	2,455
COMM Mortgage Trust
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (A)	1,665,000	1,581,474
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	422,000	408,161
Series 2018-HOME, Class A,
3.82% (B), 04/10/2033 (A)	1,160,000	1,067,815
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-21, Class 1A4, 5.25%, 09/25/2033	6,520	6,237
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	832	820

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class A,
3.14%, 12/10/2036 (A)	$ 1,000,000	$ 968,695
Series 2019-FBLU, Class C,
3.75%, 12/10/2036 (A)	1,235,000	1,195,441
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF,
1-Month Term SOFR + 0.46%, 5.82% (B), 03/25/2035 (A)	78,113	68,426
Series 2005-RP3, Class 1AF,
1-Month Term SOFR + 0.46%, 5.82% (B), 09/25/2035 (A)	53,435	44,800
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	12,593	12,287
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	8,380	8,353
Series 2005-7F, Class 3A9,
6.00%, 09/25/2035	16,885	16,277
Series 2006-1F, Class 2A4,
6.00%, 02/25/2036	33,315	16,281
Impac Secured Assets Trust Series 2006-1, Class 2A1, 1-Month Term SOFR + 0.81%, 6.17% (B), 05/25/2036	10,741	9,585
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 6.13% (B), 11/25/2033	4,264	4,105
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	154,000	136,394
Manhattan West Mortgage Trust
Series 2020-1MW, Class A,
2.13%, 09/10/2039 (A)	600,000	530,371
Series 2020-1MW, Class B,
2.34% (B), 09/10/2039 (A)	1,426,000	1,253,087
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
5.87% (B), 04/21/2034	9,786	9,280
Series 2004-13, Class 3A7,
5.39% (B), 11/21/2034	5,365	5,021
Series 2004-3, Class 4A2,
3.84% (B), 04/25/2034	6,436	5,690
MASTR Alternative Loan Trust Series 2004-10, Class 1A1, 4.50%, 09/25/2019	324	309
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, Zero Coupon, 05/28/2035 (A)	4,020	3,052
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month Term SOFR + 0.73%, 6.09% (B), 10/25/2028	62,907	59,542
Series 2004-1, Class 2A1,
4.76% (B), 12/25/2034	15,547	14,453
Series 2004-A, Class A1,
1-Month Term SOFR + 0.57%, 5.93% (B), 04/25/2029	42,459	39,460

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (A)	$ 895,746	$ 868,667
MFA Trust Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	769,234	679,314
New Residential Mortgage Loan Trust
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	95,803	90,779
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	357,156	338,050
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	296,937	277,856
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2,
6.00%, 05/25/2033	2,358	2,313
Series 2003-A1, Class A5,
7.00%, 04/25/2033	9,871	9,868
OBX Trust Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (A)	963,415	968,845
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (A)	960,000	873,600
PHH Alternative Mortgage Trust, Interest Only STRIPS Series 2007-2, Class 2X, 6.00%, 05/25/2037	55,444	10,852
RALI Trust Series 2002-QS16, Class A3, (2.09) * 1-Month Term SOFR + 16.38%, 5.18% (B), 10/25/2017	12	1
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	154,851	137,354
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month Term SOFR + 0.87%, 6.23% (B), 04/20/2033	32,745	29,457
Series 2004-11, Class A1,
1-Month Term SOFR + 0.71%, 6.07% (B), 12/20/2034	26,154	23,318
Series 2004-8, Class A1,
1-Month Term SOFR + 0.81%, 6.17% (B), 09/20/2034	78,848	68,940
Series 2004-9, Class A1,
1-Month Term SOFR + 0.79%, 6.15% (B), 10/20/2034	47,935	43,051
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4, 6.48% (B), 02/25/2034	58,984	55,490
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1,
1-Month Term SOFR + 0.81%, 6.17% (B), 01/19/2034	105,475	98,997

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust (continued)
Series 2004-AR1, Class 1A1,
1-Month Term SOFR + 0.81%, 6.17% (B), 03/19/2034	$ 75,925	$ 70,035
Series 2004-AR5, Class 1A1,
1-Month Term SOFR + 0.77%, 6.13% (B), 10/19/2034	12,582	11,668
Series 2005-AR5, Class A3,
1-Month Term SOFR + 0.61%, 5.97% (B), 07/19/2035	42,904	38,665
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 5.24% (B), 12/25/2044	24,943	23,760
Towd Point Mortgage Trust
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	1,380,566	1,323,288
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	769,833	736,799
Series 2018-1, Class A1,
3.00% (B), 01/25/2058 (A)	1,243,918	1,207,824
Series 2018-4, Class A1,
3.00% (B), 06/25/2058 (A)	1,708,790	1,590,725
Series 2019-4, Class A1,
2.90% (B), 10/25/2059 (A)	1,688,903	1,586,737
Series 2020-4, Class A1,
1.75%, 10/25/2060 (A)	3,588,676	3,156,767
Series 2021-R1, Class A1,
2.92% (B), 11/30/2060 (A)	1,345,513	1,159,088
Series 2022-1, Class A1,
3.75% (B), 07/25/2062 (A)	686,560	641,350
Series 2023-1, Class A1,
3.75%, 01/25/2063 (A)	2,581,271	2,442,003
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	7,320	6,665
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (B), 03/15/2045 (A) (F)	38,955	0
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6,
5.87% (B), 10/25/2033	25,123	23,228
Series 2003-AR6, Class A1,
5.35% (B), 06/25/2033	6,907	6,480
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	16,836	15,999
Series 2003-S9, Class A8,
5.25%, 10/25/2033	14,490	14,022
Series 2004-AR3, Class A2,
4.51% (B), 06/25/2034	4,150	3,765
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7, 5.50%, 06/25/2035	54,063	46,365

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4,
(1.00) * 1-Month Term SOFR + 4.94%, 0.00% (B), 04/25/2035	$ 178,589	$ 6,933
Series 2005-3, Class CX,
5.50%, 05/25/2035	71,128	11,402
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P, Zero Coupon, 03/25/2033	115	89
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class A4,
2.93%, 07/15/2048	1,103,000	1,031,674
Series 2021-SAVE, Class A,
1-Month Term SOFR + 1.26%, 6.63% (B), 02/15/2040 (A)	346,451	336,799

Total Mortgage-Backed Securities (Cost $29,215,208)		28,595,696

U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.5%
Federal Home Loan Mortgage Corp.
3.00%, 02/01/2052	874,082	774,755
3.50%, 06/01/2042 - 06/01/2043	479,458	448,452
4.00%, 06/01/2042 - 01/01/2046	849,291	820,629
1-Year CMT + 2.25%, 4.38% (B), 01/01/2035	10,501	10,754
4.50%, 06/01/2048	363,392	358,840
1-Year RFUCC Treasury + 1.67%, 5.03% (B), 11/01/2036	14,302	14,233
1-Year CMT + 2.25%, 5.25% (B), 05/01/2036	3,800	3,852
1-Year RFUCC Treasury + 1.95%, 5.47% (B), 06/01/2036	20,060	20,564
1-Year RFUCC Treasury + 1.69%, 5.94% (B), 12/01/2036	2,144	2,129
6.00%, 12/01/2034	32,972	33,281
1-Year CMT + 2.37%, 6.06% (B), 09/01/2034	13,762	13,925
1-Year CMT + 2.25%, 6.19% (B), 02/01/2036	18,321	18,615
1-Year CMT + 2.36%, 6.48% (B), 10/01/2036	4,379	4,367
7.37% (B), 08/01/2036	2,468	2,468
6-Month RFUCC Treasury + 1.79%, 7.40% (B), 07/01/2036	16,344	16,636
6-Month RFUCC Treasury + 1.84%, 7.54% (B), 03/01/2037	4,145	4,216
6-Month RFUCC Treasury + 1.77%, 7.55% (B), 10/01/2036	11,133	11,333
6-Month RFUCC Treasury + 2.11%, 7.77% (B), 02/01/2037	11,574	11,708
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.01%, 07/25/2025	1,934,000	1,880,801
3.17%, 10/25/2024	2,671,162	2,625,937
3.30% (B), 11/25/2027	801,000	773,104

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMICS
(3.33) * 1-Month SOFR Average + 17.12%, 0.00% (B), 02/15/2040	$ 27,237	$ 27,343
(2.00) * 1-Month SOFR Average + 13.06%, 2.38% (B), 07/15/2033	14,684	14,697
(1.25) * 1-Month SOFR Average + 9.98%, 3.31% (B), 07/15/2032	14,132	13,869
(1.83) * 1-Month SOFR Average + 14.55%, 4.76% (B), 09/15/2033	2,277	2,401
1-Month SOFR Average + 0.51%, 5.43% (B), 07/15/2037	51,591	50,916
5.50%, 04/15/2033 - 05/15/2038	6,678	6,664
(3.62) * 1-Month SOFR Average + 26.80%, 5.50% (B), 05/15/2041	22,017	21,198
1-Month SOFR Average + 0.46%, 5.80% (B), 06/15/2043	341,575	331,036
1-Month SOFR Average + 0.51%, 5.85% (B), 10/15/2041	74,529	74,110
1-Month SOFR Average + 0.55%, 5.89% (B), 02/15/2037	2,824	2,766
6.00%, 11/15/2032	21,042	21,530
6.50%, 08/15/2031 - 07/15/2036	88,215	90,373
7.00%, 03/15/2024 - 05/15/2032	75,875	79,678
7.25%, 12/15/2030	10,506	11,049
7.50%, 08/15/2030	11,201	11,703
8.00%, 01/15/2030	45,168	47,724
Federal Home Loan Mortgage Corp. REMICS, Interest Only STRIPS
0.00% (B), 01/15/2040	26,441	1,450
(1.00) * 1-Month SOFR Average + 5.89%, 0.55% (B), 11/15/2037 - 02/15/2039	40,136	3,090
(1.00) * 1-Month SOFR Average + 6.09%, 0.75% (B), 06/15/2038	98,252	11,282
(1.00) * 1-Month SOFR Average + 6.26%, 0.92% (B), 10/15/2037	187,300	19,908
(1.00) * 1-Month SOFR Average + 6.31%, 0.97% (B), 11/15/2037	22,797	1,759
(1.00) * 1-Month SOFR Average + 6.69%, 1.35% (B), 04/15/2038	19,388	1,995
(1.00) * 1-Month SOFR Average + 6.99%, 1.65% (B), 07/15/2036	6,285	775
(1.00) * 1-Month SOFR Average + 7.89%, 2.55% (B), 03/15/2032	9,459	946
Federal Home Loan Mortgage Corp. REMICS, Principal Only STRIPS 12/15/2032 - 01/15/2040	66,576	55,988
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 6.21% (B), 10/25/2044	72,070	65,441
7.00%, 02/25/2043	27,927	29,804
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 09/15/2035	15,142	2,507
Federal National Mortgage Association
2.50%, 12/01/2051 - 07/01/2061	2,984,201	2,524,228
3.00%, 01/01/2043 - 07/01/2060	1,764,673	1,551,911
3.50%, 08/01/2032 - 03/01/2060	1,806,890	1,683,781
4.00%, 07/01/2042 - 08/01/2048	1,405,037	1,358,521

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
1-Year RFUCC Treasury + 1.79%, 4.29% (B), 01/01/2038	$ 2,956	$ 2,934
4.50%, 08/01/2052	2,557,389	2,482,489
5.00%, 03/01/2053 - 04/01/2053	7,232,075	7,168,487
1-Year CMT + 2.22%, 5.25% (B), 01/01/2036	6,899	7,070
5.50%, 03/01/2053 - 01/01/2058	3,835,112	3,892,973
1-Month SOFR Average + 0.37%, 5.71% (B), 11/25/2046	45,719	45,253
6.00%, 10/01/2033	4,925	4,901
6.50%, 01/01/2036	7,209	7,115
8.00%, 11/01/2037	3,224	3,330
Federal National Mortgage Association REMICS
(2.50) * 1-Month SOFR Average + 13.46%, 0.14% (B), 07/25/2033	7,374	7,039
(1.33) * 1-Month SOFR Average + 7.31%, 0.21% (B), 08/25/2033	24,073	22,002
(1.88) * 1-Month SOFR Average + 11.06%, 1.03% (B), 07/25/2035	36,967	35,100
(2.75) * 1-Month SOFR Average + 16.19%, 1.51% (B), 05/25/2034	4,885	4,849
(4.00) * 1-Month SOFR Average + 23.54%, 2.19% (B), 05/25/2034	3,452	3,793
(2.00) * 1-Month SOFR Average + 13.77%, 3.10% (B), 03/25/2038	3,290	3,020
(1.67) * 1-Month SOFR Average + 12.31%, 3.41% (B), 09/25/2033	3,235	3,217
(2.50) * 1-Month SOFR Average + 17.09%, 3.75% (B), 07/25/2035	25,041	27,456
(4.00) * 1-Month SOFR Average + 25.74%, 4.39% (B), 10/25/2036	2,520	2,995
(1.83) * 1-Month SOFR Average + 14.27%, 4.49% (B), 12/25/2032	2,060	2,162
1-Month SOFR Average + 0.36%, 4.53% (B), 06/27/2036	11,397	11,369
(2.75) * 1-Month SOFR Average + 19.21%, 4.53% (B), 04/25/2034 - 05/25/2034	35,087	38,366
(3.67) * 1-Month SOFR Average + 24.15%, 4.58% (B), 03/25/2036	8,460	10,184
(2.00) * 1-Month SOFR Average + 15.27%, 4.59% (B), 11/25/2031	7,550	8,053
(4.00) * 1-Month SOFR Average + 26.10%, 4.75% (B), 12/25/2036	1,989	2,225
5.15% (B), 10/25/2042	10,249	10,283
1-Month SOFR Average + 0.61%, 5.41% (B), 05/25/2035	1,934	1,934
1-Month SOFR Average + 0.41%, 5.75% (B), 08/25/2041	18,861	18,766
1-Month SOFR Average + 0.46%, 5.80% (B), 04/25/2035 - 08/25/2036	28,271	27,932
6.00%, 08/25/2037	9,235	9,704
6.50%, 05/25/2044	25,758	26,334
7.00%, 03/25/2031 - 11/25/2031	50,844	53,098
(3.25) * 1-Month SOFR Average + 24.82%, 7.47% (B), 02/25/2032	1,064	1,261
(6.67) * 1-Month SOFR Average + 53.24%, 10.00% (B), 03/25/2032	1,031	1,096

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMICS, Interest Only STRIPS
0.00% (B), 04/25/2041	$ 17,413	$ 1,098
(1.00) * 1-Month SOFR Average + 5.74%, 0.40% (B), 09/25/2038	54,928	3,783
(1.00) * 1-Month SOFR Average + 5.80%, 0.46% (B), 02/25/2038	27,826	2,280
(1.00) * 1-Month SOFR Average + 5.99%, 0.65% (B), 06/25/2037	15,301	1,232
(1.00) * 1-Month SOFR Average + 6.07%, 0.73% (B), 12/25/2039	4,285	329
(1.00) * 1-Month SOFR Average + 6.09%, 0.75% (B), 03/25/2038	5,309	412
0.89% (B), 08/25/2042	141,674	4,105
(1.00) * 1-Month SOFR Average + 6.31%, 0.97% (B), 04/25/2040	7,728	568
(1.00) * 1-Month SOFR Average + 6.42%, 1.08% (B), 01/25/2041	117,491	16,035
(1.00) * 1-Month SOFR Average + 6.43%, 1.09% (B), 09/25/2037	19,672	1,976
(1.00) * 1-Month SOFR Average + 6.44%, 1.10% (B), 02/25/2039	10,392	1,026
(1.00) * 1-Month SOFR Average + 6.47%, 1.13% (B), 06/25/2036	11,784	1,123
1.23% (B), 01/25/2038	11,504	532
(1.00) * 1-Month SOFR Average + 6.59%, 1.25% (B), 03/25/2036	232,701	23,464
(1.00) * 1-Month SOFR Average + 7.04%, 1.70% (B), 07/25/2037	33,122	4,327
6.50%, 05/25/2033	8,586	1,431
7.00%, 06/25/2033	11,400	1,640
Federal National Mortgage Association REMICS, Principal Only STRIPS 12/25/2032 - 10/25/2043	383,077	303,855
Federal National Mortgage Association, Interest Only STRIPS
1.92% (B), 11/25/2033	3,326,124	273,538
1.95% (B), 07/25/2030	6,055,008	447,577
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 01/25/2033	14,836	13,215
FREMF Mortgage Trust Series 2018-W5FX, Class BFX, 3.66% (B), 04/25/2028 (A)	900,000	827,291
Government National Mortgage Association 2.00%, 05/16/2049	53	53
Government National Mortgage Association REMICS
1.65%, 01/20/2063	261	235
(2.00) * 1-Month Term SOFR + 13.17%, 2.46% (B), 10/20/2037	9,181	8,734
(4.91) * 1-Month Term SOFR + 28.90%, 2.59% (B), 09/20/2034	6,844	7,245
(2.41) * 1-Month Term SOFR + 16.16%, 3.25% (B), 06/17/2035	4,105	4,224
(3.00) * 1-Month Term SOFR + 19.86%, 3.79% (B), 09/20/2037	3,763	3,932
(3.50) * 1-Month Term SOFR + 22.87%, 4.12% (B), 04/20/2037	12,926	14,068

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association REMICS (continued)
(2.75) * 1-Month Term SOFR + 19.35%, 4.61% (B), 04/16/2034	$ 14,191	$ 15,114
(2.20) * 1-Month Term SOFR + 16.47%, 4.68% (B), 05/18/2034	82	83
1-Month Term SOFR + 0.81%, 4.87% (B), 05/20/2061	898	869
1-Month Term SOFR + 0.66%, 4.88% (B), 07/20/2062	439	435
1-Month Term SOFR + 0.69%, 4.98% (B), 09/20/2062	1,054	1,046
1-Month Term SOFR + 0.56%, 5.50% (B), 03/20/2060	3,477	3,412
1-Month Term SOFR + 0.54%, 5.59% (B), 04/20/2060	2,246	2,210
1-Month Term SOFR + 0.41%, 5.59% (B), 08/20/2060	91	90
1-Month Term SOFR + 0.63%, 5.95% (B), 10/20/2062	45,840	45,662
Government National Mortgage Association REMICS, Interest Only STRIPS
(1.00) * 1-Month Term SOFR + 5.59%, 0.23% (B), 12/20/2038	17,174	921
(1.00) * 1-Month Term SOFR + 5.72%, 0.36% (B), 02/20/2038	27,267	518
(1.00) * 1-Month Term SOFR + 5.89%, 0.53% (B), 11/20/2037	25,240	559
(1.00) * 1-Month Term SOFR + 5.97%, 0.61% (B), 06/20/2039	15,470	1,076
(1.00) * 1-Month Term SOFR + 5.99%, 0.63% (B), 10/20/2034 - 02/16/2039	39,689	1,716
(1.00) * 1-Month Term SOFR + 6.09%, 0.73% (B), 03/20/2037 - 06/20/2038	57,827	2,559
(1.00) * 1-Month Term SOFR + 6.16%, 0.80% (B), 04/20/2039	17,882	1,016
(1.00) * 1-Month Term SOFR + 6.19%, 0.83% (B), 09/20/2035 - 03/20/2039	56,567	4,237
(1.00) * 1-Month Term SOFR + 6.29%, 0.93% (B), 05/16/2038	53,543	3,353
(1.00) * 1-Month Term SOFR + 6.36%, 1.00% (B), 06/16/2037	18,037	556
(1.00) * 1-Month Term SOFR + 6.44%, 1.08% (B), 11/20/2037 - 12/20/2037	23,529	583
(1.00) * 1-Month Term SOFR + 6.64%, 1.28% (B), 07/20/2037	44,205	2,266
(1.00) * 1-Month Term SOFR + 6.70%, 1.34% (B), 04/16/2037	15,662	1,372
6.50%, 03/20/2039	12,170	1,073
Government National Mortgage Association REMICS, Principal Only STRIPS 06/16/2033 - 01/20/2038	32,506	29,715
Tennessee Valley Authority 5.88%, 04/01/2036	1,459,000	1,669,759
Uniform Mortgage-Backed Security, TBA
2.00%, 01/01/2039 - 01/01/2054 (G)	9,011,000	7,751,321
2.50%, 01/01/2039 - 01/01/2054 (G)	22,368,000	19,326,451
3.00%, 01/01/2039 - 01/01/2054 (G)	17,605,000	15,738,606
3.50%, 01/01/2039 - 01/01/2054 (G)	12,901,000	11,978,139

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security, TBA (continued)
4.00%, 01/01/2054 (G)	$ 5,919,000	$ 5,605,247
4.50%, 01/01/2054 (G)	6,601,000	6,405,806
5.50%, 01/01/2054 (G)	8,820,000	8,864,789
6.00%, 01/01/2054 (G)	2,808,000	2,853,191
Vendee Mortgage Trust Series 1997-1, Class 2Z, 7.50%, 02/15/2027	55,635	56,724

Total U.S. Government Agency Obligations (Cost $112,697,047)		112,257,634

U.S. GOVERNMENT OBLIGATIONS - 32.4%
U.S. Treasury - 30.8%
U.S. Treasury Bonds
1.25%, 05/15/2050	2,964,000	1,606,349
1.88%, 11/15/2051	2,107,800	1,339,770
2.00%, 02/15/2050	1,350,500	893,282
2.25%, 08/15/2046 - 02/15/2052	3,920,900	2,768,443
2.38%, 02/15/2042 - 05/15/2051	4,786,700	3,627,879
2.50%, 02/15/2045 - 05/15/2046	6,276,600	4,747,466
2.75%, 08/15/2042 - 11/15/2047	5,208,000	4,123,677
2.88%, 08/15/2045 - 05/15/2049	3,867,500	3,127,387
3.00%, 05/15/2042 - 08/15/2052	4,806,600	3,969,733
3.13%, 02/15/2042	1,241,300	1,079,883
3.50%, 02/15/2039	671,000	637,660
3.63%, 02/15/2044 - 05/15/2053	6,954,300	6,433,330
3.88%, 02/15/2043	872,000	834,463
4.00%, 11/15/2052	1,172,000	1,161,791
4.13%, 08/15/2053	1,407,000	1,428,984
4.75%, 11/15/2043 (C)	4,076,000	4,387,432
4.75%, 11/15/2053	6,062,000	6,830,169
5.25%, 02/15/2029	736,800	784,001
U.S. Treasury Notes
0.25%, 05/31/2025 - 08/31/2025	2,056,000	1,927,183
0.63%, 05/15/2030 - 08/15/2030	7,390,400	6,023,299
0.88%, 06/30/2026	1,176,000	1,087,892
1.13%, 02/15/2031	4,532,000	3,789,177
1.38%, 11/15/2031	2,539,000	2,111,833
1.50%, 01/31/2027 - 02/15/2030	3,702,500	3,283,616
1.63%, 02/15/2026 - 05/15/2031	9,113,600	8,036,833
2.13%, 03/31/2024 (C)	4,324,000	4,289,543
2.25%, 11/15/2025 - 11/15/2027	2,475,700	2,374,856
2.63%, 02/15/2029	529,000	498,583
2.75%, 02/15/2028 - 08/15/2032	2,915,000	2,772,909
2.88%, 05/15/2028 - 05/15/2032	3,137,700	2,968,408
3.13%, 11/15/2028	1,093,000	1,056,922
3.38%, 05/15/2033	722,900	695,226
3.50%, 01/31/2028 - 02/15/2033	1,732,900	1,700,843
3.63%, 05/31/2028	1,286,000	1,273,492
3.88%, 11/30/2027 - 08/15/2033	3,281,900	3,282,448
4.00%, 06/30/2028	720,000	724,050
4.13%, 09/30/2027 - 11/15/2032	4,929,300	4,999,350
4.38%, 08/31/2028 - 11/30/2028	22,206,000	22,742,261
4.50%, 11/15/2033	11,986,800	12,610,488
4.63%, 06/30/2025	2,446,000	2,452,211
4.88%, 11/30/2025	6,616,000	6,686,037

		147,169,159

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities - 1.6%
U.S. Treasury Inflation-Protected Indexed Bonds
0.25%, 02/15/2050	$ 2,111,289	$ 1,388,214
1.75%, 01/15/2028	945,804	940,927
2.50%, 01/15/2029	3,540,063	3,664,553
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	1,929,632	1,746,901

		7,740,595

Total U.S. Government Obligations (Cost $155,572,747)		154,909,754

	Shares	Value
PREFERRED STOCK - 0.2%
Banks - 0.2%
Citigroup Capital XIII, 3-Month Term SOFR + 6.63%, 12.02% (B)	26,475	755,597

Total Preferred Stock (Cost $756,466)		755,597

	Principal	Value
COMMERCIAL PAPER - 13.8%
Banks - 6.1%
Cooperatieve Rabobank UA 5.78% (H), 03/06/2024	$4,200,000	4,157,897
DNB Bank ASA 5.47% (H), 06/20/2024 (A)	4,200,000	4,094,818
ING US Funding LLC 5.88% (H), 04/30/2024 (A)	4,200,000	4,123,164
Korea Development Bank 5.88% (H), 04/10/2024	4,200,000	4,135,454
Mackinac Funding Co. LLC 5.86% (H), 03/07/2024 (A)	4,206,000	4,162,153
Nordea Bank Abp 5.80% (H), 03/05/2024 (A)	4,300,000	4,257,056
Svenska Handelsbanken AB 5.83% (H), 03/11/2024 (A)	4,200,000	4,155,123

		29,085,665

Financial Services - 5.2%
Alinghi Funding Co. LLC 5.85% (H), 05/07/2024 (A)	4,200,000	4,119,126
Glencove Funding LLC 5.56% (H), 06/17/2024 (A)	4,200,000	4,094,686
GTA Funding LLC 5.66% (H), 02/27/2024 (A)	4,370,000	4,330,524
Liberty Street Funding LLC 5.89% (H), 05/01/2024 (A)	4,200,000	4,121,690
LMA-Americas LLC 5.68% (H), 05/17/2024 (A)	4,200,000	4,112,383
Mont Blanc Capital Corp. 5.65% (H), 04/15/2024 (A)	4,200,000	4,131,811

		24,910,220

Health Care Providers & Services - 0.8%
Columbia Funding Co. LLC 5.84% (H), 03/05/2024 (A)	4,130,000	4,087,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
COMMERCIAL PAPER (continued)
Pharmaceuticals - 0.8%
PFIZER, Inc. 5.59% (H), 06/04/2024 (A)	$ 4,200,000	$ 4,104,347

Software - 0.9%
MICROSOFT Corp. 5.57% (H), 06/03/2024 (A)	4,200,000	4,105,278

Total Commercial Paper (Cost $66,288,934)		66,293,412

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.7%
U.S. Cash Management Bills 5.44% (H), 02/15/2024	2,613,000	2,601,517
U.S. Treasury Bills
5.31% (H), 03/26/2024	2,639,000	2,606,957
5.37% (H), 03/05/2024	4,798,000	4,754,361
5.40% (H), 03/14/2024	3,237,000	3,203,410

Total Short-Term U.S. Government Obligations (Cost $13,163,812)		13,166,245

	Shares	Value
OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (H)	5,783,693	5,783,693

Total Other Investment Company (Cost $5,783,693)		5,783,693

Principal	Value
REPURCHASE AGREEMENT - 0.9%

Fixed Income Clearing Corp., 2.50% (H), dated 12/29/2023, to be repurchased at $4,133,099 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $4,214,591.

$ 4,131,952	$ 4,131,952

Total Repurchase Agreement (Cost $4,131,952)	4,131,952

Total Investments (Cost $554,659,237)	557,553,655
Net Other Assets (Liabilities) - (16.5)%	(79,000,329)

Net Assets - 100.0%	$ 478,553,326

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$25,122,313	$—	$25,122,313
Corporate Debt Securities	—	145,048,909	—	145,048,909
Foreign Government Obligations	—	1,488,450	—	1,488,450
Mortgage-Backed Securities	—	28,595,696	—	28,595,696
U.S. Government Agency Obligations	—	112,257,634	—	112,257,634
U.S. Government Obligations	—	154,909,754	—	154,909,754
Preferred Stock	755,597	—	—	755,597
Commercial Paper	—	66,293,412	—	66,293,412
Short-Term U.S. Government Obligations	—	13,166,245	—	13,166,245
Other Investment Company	5,783,693	—	—	5,783,693
Repurchase Agreement	—	4,131,952	—	4,131,952

Total Investments	$6,539,290	$551,014,365	$—	$557,553,655

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $144,761,568, representing 30.2% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,665,867, collateralized by cash collateral of $5,783,693. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Rounds to less than $1 or $(1).
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at December 31, 2023.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
MTA	Month Treasury Average
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $550,527,285) (including securities loaned of $5,665,867)	$553,421,703
Repurchase agreement, at value (cost $4,131,952)	4,131,952
Cash	503
Receivables and other assets:
Investments sold	6,034
When-issued, delayed-delivery, forward and TBA commitments sold	124,230
Net income from securities lending	6,308
Shares of beneficial interest sold	46,156,920
Interest	3,223,756
Total assets	607,071,406

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,783,693
Cash collateral at broker for:
TBA commitments	1,789,000
Payables and other liabilities:
Investments purchased	43,620,454
When-issued, delayed-delivery, forward and TBA commitments purchased	76,931,284
Shares of beneficial interest redeemed	77,725
Investment management fees	153,648
Distribution and service fees	55,569
Transfer agent costs	504
Trustee and CCO fees	115
Audit and tax fees	43,888
Custody fees	22,042
Legal fees	5,118
Printing and shareholder reports fees	29,760
Other accrued expenses	5,280
Total liabilities	128,518,080
Net assets	$478,553,326

Net assets consist of:
Capital stock ($0.01 par value)	$417,381
Additional paid-in capital	516,651,061
Total distributable earnings (accumulated losses)	(38,515,116)
Net assets	$478,553,326

Net assets by class:
Initial Class	$213,566,261
Service Class	264,987,065
Shares outstanding:
Initial Class	19,472,427
Service Class	22,265,697
Net asset value and offering price per share:
Initial Class	$10.97
Service Class	11.90

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$82,692
Interest income	23,429,139
Net income from securities lending	27,286
Total investment income	23,539,117

Expenses:
Investment management fees	1,980,001
Distribution and service fees:
Service Class	671,992
Transfer agent costs	5,595
Trustee and CCO fees	20,884
Audit and tax fees	48,457
Custody fees	138,446
Legal fees	42,024
Printing and shareholder reports fees	62,881
Other	44,310
Total expenses	3,014,590

Net investment income (loss)	20,524,527

Net realized gain (loss) on:
Investments	(7,759,780)

Net change in unrealized appreciation (depreciation) on:
Investments	8,231,199
Net realized and change in unrealized gain (loss)	471,419
Net increase (decrease) in net assets resulting from operations	$20,995,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$20,524,527	$10,982,387
Net realized gain (loss)	(7,759,780)	(53,496,472)
Net change in unrealized appreciation (depreciation)	8,231,199	(20,876,553)
Net increase (decrease) in net assets resulting from operations	20,995,946	(63,390,638)

Dividends and/or distributions to shareholders:
Initial Class	(5,670,149)	(4,260,018)
Service Class	(5,917,700)	(8,541,439)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(11,587,849)	(12,801,457)

Capital share transactions:
Proceeds from shares sold:
Initial Class	200,648,643	20,504,749
Service Class	10,288,142	12,252,140
	210,936,785	32,756,889
Dividends and/or distributions reinvested:
Initial Class	5,670,149	4,260,018
Service Class	5,917,700	8,541,439
	11,587,849	12,801,457
Cost of shares redeemed:
Initial Class	(110,854,124)	(31,477,839)
Service Class	(36,182,547)	(51,834,929)
	(147,036,671)	(83,312,768)
Net increase (decrease) in net assets resulting from capital share transactions	75,487,963	(37,754,422)
Net increase (decrease) in net assets	84,896,060	(113,946,517)

Net assets:
Beginning of year	393,657,266	507,603,783
End of year	$478,553,326	$393,657,266

Capital share transactions - shares:
Shares issued:
Initial Class	18,219,620	1,881,746
Service Class	886,389	977,803
	19,106,009	2,859,549
Shares reinvested:
Initial Class	539,500	386,221
Service Class	518,187	714,765
	1,057,687	1,100,986
Shares redeemed:
Initial Class	(10,329,732)	(2,836,344)
Service Class	(3,122,224)	(4,201,473)
	(13,451,956)	(7,037,817)
Net increase (decrease) in shares outstanding:
Initial Class	8,429,388	(568,377)
Service Class	(1,717,648)	(2,508,905)
	6,711,740	(3,077,282)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$10.64	$12.63	$13.65	$13.23	$12.52

Investment operations:
Net investment income (loss) (A)	0.48	0.31	0.27	0.32	0.35
Net realized and unrealized gain (loss)	0.15	(1.91)	(0.40)	0.66	0.72
Total investment operations	0.63	(1.60)	(0.13)	0.98	1.07

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.34)	(0.38)	(0.52)	(0.36)
Net realized gains	—	(0.05)	(0.51)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.30)	(0.39)	(0.89)	(0.56)	(0.36)

Net asset value, end of year	$10.97	$10.64	$12.63	$13.65	$13.23

Total return	6.04%	(12.77)%	(1.03)%	7.46%	8.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$213,566	$117,521	$146,690	$161,281	$363,293
Expenses to average net assets	0.50%	0.50%	0.52%	0.52%	0.52%
Net investment income (loss) to average net assets	4.49%	2.70%	2.08%	2.37%	2.65%
Portfolio turnover rate	90%	116%	27%	30%	26%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$11.51	$13.62	$14.65	$14.17	$13.39

Investment operations:
Net investment income (loss) (A)	0.49	0.30	0.26	0.31	0.33
Net realized and unrealized gain (loss)	0.16	(2.06)	(0.44)	0.70	0.78
Total investment operations	0.65	(1.76)	(0.18)	1.01	1.11

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.30)	(0.34)	(0.49)	(0.33)
Net realized gains	—	(0.05)	(0.51)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.26)	(0.35)	(0.85)	(0.53)	(0.33)

Net asset value, end of year	$11.90	$11.51	$13.62	$14.65	$14.17

Total return	5.78%	(12.99)%	(1.27)%	7.16%	8.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$264,987	$276,136	$360,914	$376,623	$320,594
Expenses to average net assets	0.75%	0.75%	0.77%	0.77%	0.77%
Net investment income (loss) to average net assets	4.25%	2.41%	1.83%	2.11%	2.40%
Portfolio turnover rate	90%	116%	27%	30%	26%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2023, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,670,248	$—	$—	$—	$1,670,248
U.S. Government Obligations	4,113,445	—	—	—	4,113,445
Total Securities Lending Transactions	$5,783,693	$—	$—	$—	$5,783,693
Total Borrowings	$5,783,693	$—	$—	$—	$5,783,693

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.420%
Over $1 billion up to $2 billion	0.380
Over $2 billion up to $3.5 billion	0.365
Over $3.5 billion up to $5 billion	0.360
Over $5 billion	0.355

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.54%	May 1, 2024
Service Class	0.80	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 150,269,874	$ 245,079,635	$ 137,406,039	$ 189,610,438

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 555,164,051	$ 9,085,662	$ (6,696,058)	$ 2,389,604

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 15,561,796	$ 45,966,536

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,587,849	$ —	$ —	$ 10,923,439	$ 1,878,018	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 20,625,129	$ —	$ (61,528,332)	$ —	$ (1,517)	$ 2,389,604

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon Core Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Core Bond VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Core Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

Macro uncertainty and rates volatility persisted throughout most of the fiscal year ended December 31, 2023, as investors recalibrated their expectations about monetary policy and recession risk. Rising rates continued to stoke recession concerns, while moderating inflation and better-than-expected corporate earnings resulted in improving sentiment as the year progressed.

In the first quarter of 2023, volatility surfaced as tightening financial conditions and banking sector turmoil rattled markets. However, once the banking sector contagion appeared to be contained, the high yield market regained its footing and markets stabilized in the second quarter. The third quarter was a tale of two halves as high yield credit initially rallied until rate volatility resurfaced in September. As the fiscal year progressed, the U.S. economy remained surprisingly resilient with solid economic data, moderating inflation and signs of a softening labor market. With recession risk continuing to be pushed further into the future, macro fears subsided and a risk-on tone persisted. In the fourth quarter, dovish commentary from the U.S. Federal Reserve (“Fed”) caught the market’s attention as it pivoted away from its hawkish narrative. As signs pointed to earlier and more aggressive rate cuts than initially expected, investors and issuers returned to the market, and high yield staged a strong rally into year-end.

Against this backdrop, the Portfolio’s benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, generated a remarkable 13.44% total return during 2023. Despite macro uncertainty and rate volatility, the high yield market remained relatively resilient and largely shrugged off recession concerns throughout the year. Within the index, lower quality led the rally with CCCs gaining 19.84%, followed by Bs at 13.78% and BBs with a 11.56% total return during the year. Although 2023 was not without moments of weakness and volatility, high yield spreads tightened year over year as investors embraced a risk-on tone. The index’s yield to worst rose and hovered above 8% during most of the year before falling to 7.59% as of year-end.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Aegon High Yield Bond VP, Initial Class returned 11.11%. By comparison, its benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 13.44%.

STRATEGY REVIEW

By ratings, the selection in B and CCC rated credits detracted the most from excess returns. The small cash allocation and limited exposure to investment grade corporates also weighed on performance as these investments trailed the benchmark. Conversely, the allocation to BBs contributed positively during the year due to strong security selection and the underweight allocation versus the benchmark. By sector, the largest contributors included finance companies, transportation and capital goods, mainly due to advantageous security selection decisions. The largest detractors by sub-sector included communications, banking and technology due to security selection and idiosyncratic credit situations.

Positioning during the fiscal year was driven by a combination of the sub-adviser’s expectation for increasing macro headwinds and potential recession risk, as well as views on bottom-up fundamentals and valuations. Given this moderately cautious outlook, the Portfolio was positioned modestly underweight risk compared to the benchmark. Given what we saw as macro uncertainties and slowing economic conditions, the sub-adviser pursued an up-in-quality strategy during the year and was cautious on lower-quality credit as reflected by the underweight to credits rated CCC and below. Throughout 2023, the sub-adviser gradually reduced the duration underweight versus the benchmark.

With respect to sector positioning, notable overweights during the fiscal year included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors, such as packaging, metals, paper, automotive, gaming, and banking. Examples of underweights at the end of the fiscal year included technology, finance companies, transportation, communications and certain consumer cyclicals such as retail. Underweights were largely due to some idiosyncratic fundamental concerns and relatively unattractive valuations.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	11.11%	4.73%	4.26%	06/01/1998
Bloomberg US Corporate High Yield 2% Issuer Capped Index (A)	13.44%	5.35%	4.59%
Service Class	10.87%	4.47%	4.00%	05/01/2003

(A) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,066.40	$3.44	$1,021.90	$3.36	0.66%
Service Class	1,000.00	1,065.00	4.74	1,020.60	4.63	0.91

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	95.3%
Other Investment Company	5.9
Short-Term U.S. Government Obligation	1.3
Loan Assignments	1.0
Repurchase Agreement	0.3
Common Stocks	0.1
Net Other Assets (Liabilities)	(3.9)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	5.39
Duration †	3.16

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	1.3%
AAA	0.3
BBB	10.3
BB	45.5
B	33.7
CCC and Below	6.8
Not Rated	6.0
Net Other Assets (Liabilities)	(3.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES - 95.3%
Aerospace & Defense - 1.4%
TransDigm, Inc.
4.88%, 05/01/2029	$937,000	$876,013
5.50%, 11/15/2027	754,000	738,483
6.88%, 12/15/2030 (A)	385,000	396,550
7.13%, 12/01/2031 (A)	85,000	89,037
Triumph Group, Inc.
7.75%, 08/15/2025 (B)	469,000	467,818
9.00%, 03/15/2028 (A)	869,000	923,876

		3,491,777

Automobile Components - 2.8%
Clarios Global LP 6.75%, 05/15/2025 (A)	196,000	197,725
Clarios Global LP/Clarios US Finance Co.
6.25%, 05/15/2026 (A)	462,000	462,558
6.75%, 05/15/2028 (A)	419,000	427,476
8.50%, 05/15/2027 (A)	846,000	848,925
Dana Financing Luxembourg SARL 5.75%, 04/15/2025 (A)	705,000	701,508
Dana, Inc.
4.25%, 09/01/2030	76,000	67,361
4.50%, 02/15/2032	889,000	773,447
5.63%, 06/15/2028 (B)	218,000	214,931
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	361,000	349,496
5.00%, 05/31/2026 - 07/15/2029 (B)	946,000	914,285
9.50%, 05/31/2025	766,000	777,276
ZF North America Capital, Inc.
4.75%, 04/29/2025 (A)	635,000	627,765
6.88%, 04/14/2028 (A)	435,000	451,686
7.13%, 04/14/2030 (A)	303,000	323,002

		7,137,441

Automobiles - 1.7%
Ford Motor Co. 6.10%, 08/19/2032 (B)	140,000	141,388
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	245,000	227,006
3.38%, 11/13/2025	627,000	600,191
4.00%, 11/13/2030	625,000	561,862
4.39%, 01/08/2026	676,000	657,419
4.95%, 05/28/2027	693,000	676,542
6.95%, 03/06/2026	541,000	554,483
7.35%, 11/04/2027 - 03/06/2030	973,000	1,040,629

		4,459,520

Banks - 2.6%
Barclays PLC Fixed until 11/02/2025, 7.33% (C), 11/02/2026	600,000	619,863
Citigroup, Inc.
Fixed until 12/10/2025 (D), 4.00% (C)	207,000	191,021
Fixed until 09/12/2024 (D), 5.00% (C)	1,116,000	1,085,463
Deutsche Bank AG
Fixed until 10/14/2030, 3.73% (C), 01/14/2032	699,000	587,941
Fixed until 10/30/2025 (D), 6.00% (C)	200,000	180,998
Fixed until 11/10/2032, 7.08% (C), 02/10/2034	465,000	478,891
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (C), 06/01/2032 (A)	972,000	803,363

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Intesa Sanpaolo SpA (continued)
5.71%, 01/15/2026 (A)	$ 651,000	$ 647,867
7.00%, 11/21/2025 (A)	200,000	204,943
Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (A)	411,000	446,644
JPMorgan Chase & Co. Fixed until 02/01/2025 (D), 4.60% (C)	926,000	893,603
Lloyds Banking Group PLC
Fixed until 06/27/2024 (D), 7.50% (C)	419,000	414,764
Fixed until 08/15/2032, 7.95% (C), 11/15/2033	200,000	228,898

		6,784,259

Beverages - 0.6%
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (A)	1,665,000	1,534,119

Building Products - 1.7%
Boise Cascade Co. 4.88%, 07/01/2030 (A)	1,383,000	1,298,554
Builders FirstSource, Inc.
4.25%, 02/01/2032 (A)	1,305,000	1,177,011
5.00%, 03/01/2030 (A)	212,000	204,734
6.38%, 06/15/2032 (A)	461,000	470,879
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028 (A) (B)	870,000	883,075
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (A)	459,000	376,380

		4,410,633

Capital Markets - 0.3%
LPL Holdings, Inc.
4.00%, 03/15/2029 (A)	677,000	625,817
4.63%, 11/15/2027 (A)	180,000	173,840

		799,657

Chemicals - 1.7%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028 (A)	368,000	265,734
Avient Corp. 7.13%, 08/01/2030 (A)	279,000	290,403
Eagle Intermediate Global Holding BV/Eagle US Finance LLC 7.50%, 05/01/2025 (A)	836,000	551,775
NOVA Chemicals Corp.
4.25%, 05/15/2029 (A)	364,000	306,479
4.88%, 06/01/2024 (A)	282,000	279,535
5.25%, 06/01/2027 (A)	1,262,000	1,183,136
Olin Corp.
5.00%, 02/01/2030 (B)	437,000	416,801
5.13%, 09/15/2027	427,000	416,688
5.63%, 08/01/2029	470,000	462,526
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.13%, 04/01/2029 (A)	668,000	272,203

		4,445,280

Commercial Services & Supplies - 4.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.38%, 03/01/2029 (A) (B)	1,049,000	970,487
5.75%, 07/15/2027 (A) (B)	800,000	775,493

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Benteler International AG 10.50%, 05/15/2028 (A) (B)	$ 760,000	$ 800,607
Covanta Holding Corp.
4.88%, 12/01/2029 (A)	501,000	437,719
5.00%, 09/01/2030	458,000	389,831
Garda World Security Corp.
4.63%, 02/15/2027 (A)	556,000	535,284
6.00%, 06/01/2029 (A)	640,000	574,003
9.50%, 11/01/2027 (A)	299,000	301,445
GFL Environmental, Inc. 6.75%, 01/15/2031 (A)	355,000	365,818
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	1,702,000	1,679,957
Hertz Corp.
4.63%, 12/01/2026 (A)	69,000	61,861
5.00%, 12/01/2029 (A) (B)	1,376,000	1,128,967
Stericycle, Inc. 5.38%, 07/15/2024 (A)	627,000	623,865
United Rentals North America, Inc.
3.75%, 01/15/2032	395,000	350,777
4.00%, 07/15/2030	707,000	651,316
5.50%, 05/15/2027	77,000	77,169
6.00%, 12/15/2029 (A)	802,000	814,325
WW International, Inc. 4.50%, 04/15/2029 (A)	1,178,000	781,261

		11,320,185

Communications Equipment - 0.5%
CommScope, Inc.
4.75%, 09/01/2029 (A)	726,000	487,440
6.00%, 03/01/2026 (A) (B)	493,000	439,500
8.25%, 03/01/2027 (A)	620,000	327,360

		1,254,300

Construction & Engineering - 1.6%
Abengoa Abenewco 2 SA
1.50%, 10/26/2024 (A) (E) (F)	319,005	1,595
1.50%, 10/26/2024 (A) (E) (F) (G) (H) (I)	314,199	0
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (A)	445,000	396,292
6.63%, 01/15/2028 (A)	830,000	805,224
Beazer Homes USA, Inc.
5.88%, 10/15/2027 (B)	396,000	386,769
6.75%, 03/15/2025	874,000	869,630
7.25%, 10/15/2029	783,000	789,882
KB Home 7.25%, 07/15/2030	326,000	337,361
Meritage Homes Corp.
5.13%, 06/06/2027	379,000	373,291
6.00%, 06/01/2025	89,000	88,762

		4,048,806

Construction Materials - 1.1%
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/2028 (A)	1,006,000	990,554
8.88%, 11/15/2031 (A)	1,654,000	1,738,868
Summit Materials LLC/Summit Materials Finance Corp. 7.25%, 01/15/2031 (A)	215,000	226,258

		2,955,680

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Staples Distribution & Retail - 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
3.25%, 03/15/2026 (A)	$ 157,000	$ 148,092
3.50%, 03/15/2029 (A)	952,000	864,843
4.63%, 01/15/2027 (A)	791,000	769,163
6.50%, 02/15/2028 (A)	858,000	866,831
7.50%, 03/15/2026 (A)	155,000	157,845

		2,806,774

Containers & Packaging - 6.2%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (A) (J)	472,000	220,509
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC
3.25%, 09/01/2028 (A)	792,000	692,918
4.00%, 09/01/2029 (A) (B)	873,000	739,641
6.00%, 06/15/2027 (A)	275,000	273,964
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 08/15/2027 (A) (B)	889,000	689,926
Ball Corp.
2.88%, 08/15/2030	1,547,000	1,327,612
6.00%, 06/15/2029	57,000	58,209
6.88%, 03/15/2028	709,000	737,074
Cascades, Inc./Cascades USA, Inc.
5.13%, 01/15/2026 (A) (B)	200,000	194,500
5.38%, 01/15/2028 (A)	538,000	520,515
Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029 (A)	1,005,000	988,486
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026	1,788,000	1,771,090
Graphic Packaging International LLC
3.50%, 03/15/2028 - 03/01/2029 (A)	1,087,000	1,003,177
3.75%, 02/01/2030 (A)	404,000	363,600
4.13%, 08/15/2024	312,000	308,490
Mauser Packaging Solutions Holding Co.
7.88%, 08/15/2026 (A)	466,000	474,199
9.25%, 04/15/2027 (A)	148,000	145,265
OI European Group BV 4.75%, 02/15/2030 (A)	353,000	330,160
Owens-Brockway Glass Container, Inc.
6.38%, 08/15/2025 (A)	214,000	214,533
7.25%, 05/15/2031 (A)	439,000	445,098
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc. 4.38%, 10/15/2028 (A)	38,000	35,404
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (A)	1,527,000	1,425,618
Sealed Air Corp.
5.50%, 09/15/2025 (A)	125,000	125,000
6.88%, 07/15/2033 (A)	887,000	940,742
Sealed Air Corp./Sealed Air Corp. US
6.13%, 02/01/2028 (A)	364,000	367,000
7.25%, 02/15/2031 (A)	553,000	586,346
Trivium Packaging Finance BV
5.50%, 08/15/2026 (A)	828,000	812,358

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Trivium Packaging Finance BV (continued)
8.50%, 08/15/2027 (A)	$ 345,000	$ 338,386

		16,129,820

Diversified REITs - 0.8%
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/2026 (A)	1,044,000	981,215
6.00%, 04/15/2025 (A) (B)	199,000	198,416
8.00%, 06/15/2027 (A)	355,000	369,656
Iron Mountain Information Management Services, Inc. 5.00%, 07/15/2032 (A)	505,000	461,431

		2,010,718

Diversified Telecommunication Services - 1.6%
Iliad Holding SASU
6.50%, 10/15/2026 (A)	459,000	458,102
7.00%, 10/15/2028 (A)	534,000	531,378
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	418,000	175,560
3.75%, 07/15/2029 (A)	1,290,000	548,250
4.25%, 07/01/2028 (A)	924,000	457,380
10.50%, 05/15/2030 (A)	1,070,000	1,037,563
Telecom Italia Capital SA
6.00%, 09/30/2034	412,000	391,253
6.38%, 11/15/2033	499,000	487,897

		4,087,383

Electric Utilities - 0.5%
Elwood Energy LLC 8.16%, 07/05/2026	226,651	194,920
Vistra Operations Co. LLC
4.38%, 05/01/2029 (A)	267,000	249,184
5.00%, 07/31/2027 (A)	771,000	750,752
5.63%, 02/15/2027 (A)	69,000	68,059

		1,262,915

Electrical Equipment - 0.4%
Energizer Holdings, Inc.
4.38%, 03/31/2029 (A)	502,000	451,250
6.50%, 12/31/2027 (A)	710,000	710,001

		1,161,251

Electronic Equipment, Instruments & Components - 0.3%
Sensata Technologies BV 4.00%, 04/15/2029 (A)	412,000	382,915
Sensata Technologies, Inc.
3.75%, 02/15/2031 (A)	66,000	58,132
4.38%, 02/15/2030 (A)	301,000	279,175

		720,222

Energy Equipment & Services - 1.2%
Archrock Partners LP/Archrock Partners Finance Corp. 6.25%, 04/01/2028 (A)	788,000	776,180
CSI Compressco LP/CSI Compressco Finance, Inc.
7.50%, 04/01/2025 (A)	730,000	729,204
PIK Rate 3.50%, Cash Rate 10.00%, 04/01/2026 (A) (J)	652,549	673,757
Sunnova Energy Corp.
5.88%, 09/01/2026 (A)	592,000	503,946

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Sunnova Energy Corp. (continued)
11.75%, 10/01/2028 (A) (B)	$ 579,000	$ 525,127

		3,208,214

Financial Services - 1.9%
Ally Financial, Inc. Fixed until 06/13/2028, 6.99% (C), 06/13/2029	636,000	658,206
ILFC E-Capital Trust I 3-Month Term SOFR + 1.81%, 7.19% (C), 12/21/2065 (A)	2,322,000	1,722,645
ILFC E-Capital Trust II 3-Month Term SOFR + 2.06%, 7.44% (C), 12/21/2065 (A)	959,000	742,142
Macquarie Airfinance Holdings Ltd. 8.13%, 03/30/2029 (A)	964,000	1,007,595
United Wholesale Mortgage LLC
5.50%, 04/15/2029 (A)	291,000	275,493
5.75%, 06/15/2027 (A)	466,000	456,731

		4,862,812

Food Products - 1.4%
Darling Ingredients, Inc.
5.25%, 04/15/2027 (A)	210,000	206,702
6.00%, 06/15/2030 (A)	117,000	117,077
Kraft Heinz Foods Co.
5.00%, 06/04/2042	329,000	318,357
6.88%, 01/26/2039	180,000	208,044
Pilgrim’s Pride Corp. 3.50%, 03/01/2032	638,000	539,378
Post Holdings, Inc.
4.50%, 09/15/2031 (A)	339,000	303,999
4.63%, 04/15/2030 (A)	713,000	655,960
5.50%, 12/15/2029 (A)	973,000	937,674
5.63%, 01/15/2028 (A)	361,000	357,768

		3,644,959

Health Care Equipment & Supplies - 0.6%
Kedrion SpA 6.50%, 09/01/2029 (A)	776,000	706,160
Medline Borrower LP 3.88%, 04/01/2029 (A)	1,076,000	972,706

		1,678,866

Health Care Providers & Services - 4.9%
Acadia Healthcare Co., Inc. 5.00%, 04/15/2029 (A)	1,035,000	993,579
AdaptHealth LLC
4.63%, 08/01/2029 (A)	66,000	50,919
5.13%, 03/01/2030 (A)	150,000	117,081
6.13%, 08/01/2028 (A)	1,077,000	929,430
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030 (A)	853,000	715,323
5.63%, 03/15/2027 (A)	319,000	296,424
6.88%, 04/15/2029 (A)	63,000	41,278
8.00%, 03/15/2026 (A) (B)	311,000	309,971
DaVita, Inc.
3.75%, 02/15/2031 (A)	1,288,000	1,057,735
4.63%, 06/01/2030 (A)	838,000	730,895
Encompass Health Corp.
4.50%, 02/01/2028	603,000	577,036

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Encompass Health Corp. (continued)
4.63%, 04/01/2031	$ 60,000	$ 55,214
4.75%, 02/01/2030	218,000	205,429
5.75%, 09/15/2025	1,004,000	999,853
HCA, Inc. 5.88%, 02/01/2029	182,000	187,999
Heartland Dental LLC/Heartland Dental Finance Corp. 10.50%, 04/30/2028 (A)	601,000	623,561
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	922,000	872,376
Tenet Healthcare Corp.
4.25%, 06/01/2029	807,000	751,877
4.63%, 06/15/2028	28,000	26,708
4.88%, 01/01/2026	738,000	729,843
5.13%, 11/01/2027	647,000	632,454
6.13%, 10/01/2028 (B)	1,201,000	1,197,601
6.13%, 06/15/2030 06/01/2022	451,000	455,903

		12,558,489

Health Care REITs - 0.2%
MPT Operating Partnership LP/MPT Finance Corp. 3.50%, 03/15/2031	879,000	549,262

Hotel & Resort REITs - 0.5%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
5.88%, 10/01/2028 (A)	392,000	385,524
7.50%, 06/01/2025 (A)	875,000	879,957

		1,265,481

Hotels, Restaurants & Leisure - 10.3%
1011778 BC ULC/New Red Finance, Inc.
3.88%, 01/15/2028 (A)	242,000	228,562
4.00%, 10/15/2030 (A)	636,000	570,232
Boyne USA, Inc. 4.75%, 05/15/2029 (A)	1,131,000	1,063,582
Caesars Entertainment, Inc.
4.63%, 10/15/2029 (A) (B)	1,045,000	942,323
6.25%, 07/01/2025 (A)	1,118,000	1,121,124
7.00%, 02/15/2030 (A)	77,000	78,929
Carnival Corp.
6.00%, 05/01/2029 (A)	1,423,000	1,368,791
7.00%, 08/15/2029 (A) (B)	109,000	113,865
7.63%, 03/01/2026 (A) (B)	192,000	195,478
10.50%, 06/01/2030 (A)	412,000	450,651
Carnival Holdings Bermuda Ltd. 10.38%, 05/01/2028 (A)	272,000	295,931
Churchill Downs, Inc.
5.75%, 04/01/2030 (A)	839,000	818,018
6.75%, 05/01/2031 (A)	441,000	447,587
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	622,000	603,073
5.38%, 05/01/2025 (A)	37,000	36,899
5.75%, 05/01/2028 (A)	69,000	69,036
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
4.88%, 07/01/2031 (A)	944,000	835,379
5.00%, 06/01/2029 (A)	453,000	417,906

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
International Game Technology PLC
4.13%, 04/15/2026 (A)	$ 227,000	$ 220,625
5.25%, 01/15/2029 (A)	217,000	212,742
6.25%, 01/15/2027 (A)	214,000	217,165
6.50%, 02/15/2025 (A)	434,000	434,493
Light & Wonder International, Inc. 7.00%, 05/15/2028 (A)	731,000	738,439
MGM Resorts International
4.63%, 09/01/2026	341,000	332,787
4.75%, 10/15/2028	633,000	603,103
5.50%, 04/15/2027	924,000	916,659
5.75%, 06/15/2025	649,000	646,536
6.75%, 05/01/2025	556,000	557,777
NCL Corp. Ltd.
5.88%, 03/15/2026 - 02/15/2027 (A)	1,614,000	1,581,709
8.13%, 01/15/2029 (A)	383,000	399,900
Royal Caribbean Cruises Ltd.
5.38%, 07/15/2027 (A)	500,000	495,026
5.50%, 04/01/2028 (A)	412,000	406,842
8.25%, 01/15/2029 (A)	279,000	296,506
11.63%, 08/15/2027 (A)	1,176,000	1,279,670
Scientific Games Holdings LP/Scientific Games US FinCo, Inc. 6.63%, 03/01/2030 (A)	563,000	532,277
Station Casinos LLC 4.50%, 02/15/2028 (A)	1,696,000	1,597,653
Travel & Leisure Co.
4.50%, 12/01/2029 (A) (B)	392,000	351,069
5.65%, 04/01/2024	823,000	821,971
6.00%, 04/01/2027	926,000	923,040
6.60%, 10/01/2025	148,000	148,135
Viking Cruises Ltd.
5.88%, 09/15/2027 (A)	1,374,000	1,325,910
7.00%, 02/15/2029 (A)	710,000	703,898
9.13%, 07/15/2031 (A)	251,000	267,493
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 7.13%, 02/15/2031 (A)	911,000	947,930

		26,616,721

Household Products - 0.3%
Central Garden & Pet Co. 4.13%, 04/30/2031 (A)	738,000	652,307

Independent Power & Renewable Electricity Producers - 1.5%
Calpine Corp.
3.75%, 03/01/2031 (A)	581,000	510,360
4.50%, 02/15/2028 (A)	753,000	715,653
5.00%, 02/01/2031 (A)	140,000	128,362
5.13%, 03/15/2028 (A)	472,000	452,575
5.25%, 06/01/2026 (A)	700,000	690,165
Clearway Energy Operating LLC
3.75%, 02/15/2031 (A)	360,000	316,841
4.75%, 03/15/2028 (A)	583,000	561,382
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	193,000	170,576
3.63%, 02/15/2031 (A)	62,000	53,273
3.88%, 02/15/2032 (A)	31,000	26,538
5.75%, 01/15/2028	280,000	278,957

		3,904,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 1.6%
Constellation Insurance, Inc. 6.80%, 01/24/2030 (A)	$ 1,361,000	$ 1,290,642
Global Atlantic Finance Co.
Fixed until 07/15/2026, 4.70% (C), 10/15/2051 (A)	732,000	627,208
7.95%, 06/15/2033 (A)	623,000	691,615
Hartford Financial Services Group, Inc. 3-Month Term SOFR + 2.39%, 7.77% (C), 02/12/2067 (A)	1,028,000	881,997
Lincoln National Corp. 3-Month Term SOFR + 2.62%, 7.99% (C), 05/17/2066	1,057,000	744,509

		4,235,971

Internet & Catalog Retail - 0.9%
Uber Technologies, Inc.
4.50%, 08/15/2029 (A) (B)	496,000	473,086
6.25%, 01/15/2028 (A)	59,000	59,148
7.50%, 09/15/2027 (A)	883,000	914,461
8.00%, 11/01/2026 (A)	907,000	923,831

		2,370,526

IT Services - 0.4%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (A)	1,032,000	929,182

Machinery - 1.8%
Advanced Drainage Systems, Inc.
5.00%, 09/30/2027 (A)	217,000	209,405
6.38%, 06/15/2030 (A)	238,000	239,783
Chart Industries, Inc. 7.50%, 01/01/2030 (A)	996,000	1,042,165
GrafTech Global Enterprises, Inc. 9.88%, 12/15/2028 (A) (B)	239,000	184,329
Madison IAQ LLC
4.13%, 06/30/2028 (A)	494,000	449,403
5.88%, 06/30/2029 (A)	488,000	430,103
SPX Flow, Inc. 8.75%, 04/01/2030 (A)	1,172,000	1,172,000
Wabash National Corp. 4.50%, 10/15/2028 (A)	988,000	891,489

		4,618,677

Media - 9.9%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/2031 - 01/15/2034 (A)	846,000	701,426
4.50%, 08/15/2030 - 06/01/2033 (A)	934,000	811,451
4.50%, 05/01/2032	698,000	597,539
4.75%, 03/01/2030 - 02/01/2032 (A)	1,775,000	1,596,640
5.00%, 02/01/2028 (A)	423,000	404,869
5.38%, 06/01/2029 (A)	290,000	273,442
5.50%, 05/01/2026 (A)	348,000	345,704
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/2029 (A) (B)	61,000	50,695
7.75%, 04/15/2028 (A) (B)	244,000	210,272
9.00%, 09/15/2028 (A)	699,000	729,382
CSC Holdings LLC
4.13%, 12/01/2030 (A)	248,000	188,666
4.50%, 11/15/2031 (A)	662,000	500,518

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CSC Holdings LLC (continued)
5.38%, 02/01/2028 (A)	$ 400,000	$ 353,064
5.75%, 01/15/2030 (A)	2,580,000	1,606,050
6.50%, 02/01/2029 (A)	460,000	405,996
7.50%, 04/01/2028 (A) (B)	500,000	374,045
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.38%, 08/15/2026 (A) (E) (F)	974,000	48,700
DISH DBS Corp.
5.25%, 12/01/2026 (A)	173,000	148,218
5.75%, 12/01/2028 (A)	455,000	362,908
7.38%, 07/01/2028	360,000	215,200
7.75%, 07/01/2026	218,000	151,839
DISH Network Corp. 11.75%, 11/15/2027 (A)	354,000	370,616
Gray Escrow II, Inc. 5.38%, 11/15/2031 (A)	1,622,000	1,228,729
Gray Television, Inc.
4.75%, 10/15/2030 (A)	969,000	729,668
7.00%, 05/15/2027 (A) (B)	857,000	814,578
iHeartCommunications, Inc.
5.25%, 08/15/2027 (A)	564,000	448,153
6.38%, 05/01/2026	495,000	422,072
8.38%, 05/01/2027 (B)	1,147,386	744,740
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (A)	1,040,000	905,981
6.75%, 10/15/2027 (A)	616,000	603,347
Light & Wonder International, Inc. 7.50%, 09/01/2031 (A)	928,000	967,777
Sirius XM Radio, Inc.
3.13%, 09/01/2026 (A)	211,000	198,344
4.13%, 07/01/2030 (A)	1,015,000	903,121
5.00%, 08/01/2027 (A)	31,000	29,925
5.50%, 07/01/2029 (A)	373,000	360,628
TEGNA, Inc.
4.63%, 03/15/2028	481,000	449,288
4.75%, 03/15/2026 (A)	244,000	237,472
Univision Communications, Inc.
6.63%, 06/01/2027 (A)	796,000	793,752
7.38%, 06/30/2030 (A)	93,000	92,740
8.00%, 08/15/2028 (A)	272,000	280,652
UPC Broadband Finco BV 4.88%, 07/15/2031 (A)	701,000	616,957
UPC Holding BV 5.50%, 01/15/2028 (A)	374,000	352,581
Virgin Media Finance PLC 5.00%, 07/15/2030 (A)	647,000	571,017
Virgin Media Secured Finance PLC 5.50%, 05/15/2029 (A)	1,139,000	1,100,325
VZ Secured Financing BV 5.00%, 01/15/2032 (A)	2,548,000	2,168,319

		25,467,406

Metals & Mining - 4.7%
Big River Steel LLC/BRS Finance Corp. 6.63%, 01/31/2029 (A)	605,000	616,846
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026 (A)	831,000	832,570

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Constellium SE
5.63%, 06/15/2028 (A)	$ 1,025,000	$ 1,000,281
5.88%, 02/15/2026 10/28/2020 - 12/13/2021 (A)	1,380,000	1,371,045
Enviri Corp. 5.75%, 07/31/2027 (A) (B)	1,424,000	1,327,776
First Quantum Minerals Ltd. 7.50%, 04/01/2025 (A)	434,000	414,651
FMG Resources August 2006 Pty. Ltd.
5.88%, 04/15/2030 (A)	718,000	714,173
6.13%, 04/15/2032 (A)	460,000	463,522
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	526,000	503,240
4.38%, 08/01/2028	512,000	491,291
Mineral Resources Ltd.
8.13%, 05/01/2027 (A)	872,000	887,273
8.50%, 05/01/2030 (A)	988,000	1,029,818
9.25%, 10/01/2028 (A)	99,000	105,313
New Gold, Inc. 7.50%, 07/15/2027 (A)	1,032,000	1,041,304
Novelis Corp.
3.25%, 11/15/2026 (A)	70,000	65,892
3.88%, 08/15/2031 (A)	71,000	62,567
4.75%, 01/30/2030 (A)	1,411,000	1,327,012

		12,254,574

Mortgage Real Estate Investment Trusts - 0.4%
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp.
4.25%, 02/01/2027 (A)	364,000	342,931
5.25%, 10/01/2025 (A)	632,000	623,449

		966,380

Oil, Gas & Consumable Fuels - 12.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/2029 (A)	690,000	664,019
7.88%, 05/15/2026 (A)	810,000	830,445
Callon Petroleum Co.
6.38%, 07/01/2026 (B)	180,000	179,135
7.50%, 06/15/2030 (A) (B)	423,000	426,667
8.00%, 08/01/2028 (A)	219,000	223,853
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	170,000	170,380
Cheniere Energy Partners LP 4.00%, 03/01/2031	775,000	703,425
Cheniere Energy, Inc. 4.63%, 10/15/2028	316,000	308,088
Chord Energy Corp. 6.38%, 06/01/2026 (A)	764,000	764,000
Civitas Resources, Inc.
5.00%, 10/15/2026 (A)	424,000	411,151
8.63%, 11/01/2030 (A)	28,000	29,693
8.75%, 07/01/2031 (A)	940,000	1,000,974
Comstock Resources, Inc. 5.88%, 01/15/2030 (A)	619,000	536,600
CrownRock LP/CrownRock Finance, Inc.
5.00%, 05/01/2029 (A)	17,000	16,575
5.63%, 10/15/2025 (A)	1,849,000	1,846,541

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating LP 5.38%, 07/15/2025	$ 943,000	$ 943,531
DT Midstream, Inc.
4.13%, 06/15/2029 (A)	392,000	360,658
4.38%, 06/15/2031 (A)	122,000	109,994
Energy Transfer LP 8.00%, 04/01/2029 (A)	1,125,000	1,170,675
EnLink Midstream LLC 6.50%, 09/01/2030 (A)	435,000	443,986
EQM Midstream Partners LP
6.00%, 07/01/2025 (A)	59,000	58,986
6.50%, 07/01/2027 (A)	366,000	372,621
Genesis Energy LP/Genesis Energy Finance Corp.
8.25%, 01/15/2029	37,000	38,031
8.88%, 04/15/2030	407,000	420,686
Hess Midstream Operations LP
4.25%, 02/15/2030 (A)	31,000	28,520
5.13%, 06/15/2028 (A)	657,000	633,882
HF Sinclair Corp. 6.38%, 04/15/2027 (A)	678,000	683,642
Ithaca Energy North Sea PLC 9.00%, 07/15/2026 (A)	875,000	865,611
Kinder Morgan, Inc.
7.75%, 01/15/2032	245,000	279,132
8.05%, 10/15/2030	134,000	154,617
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026 (A)	115,000	114,721
10.50%, 05/15/2027 (A)	507,000	520,016
NuStar Logistics LP
5.63%, 04/28/2027	742,000	738,839
5.75%, 10/01/2025	115,000	114,138
6.00%, 06/01/2026	111,000	110,805
Occidental Petroleum Corp.
5.55%, 03/15/2026	200,000	201,446
5.88%, 09/01/2025	353,000	354,986
6.13%, 01/01/2031	79,000	82,017
6.45%, 09/15/2036	1,194,000	1,266,488
6.63%, 09/01/2030	899,000	956,096
7.15%, 05/15/2028	433,000	457,452
Ovintiv, Inc. 7.38%, 11/01/2031	276,000	304,365
Parkland Corp.
4.50%, 10/01/2029 (A)	341,000	312,516
4.63%, 05/01/2030 (A)	77,000	70,840
5.88%, 07/15/2027 (A)	531,000	528,856
PBF Holding Co. LLC/PBF Finance Corp. 7.88%, 09/15/2030 (A)	687,000	699,641
Permian Resources Operating LLC 7.00%, 01/15/2032 (A)	979,000	1,009,073
SM Energy Co.
5.63%, 06/01/2025	299,000	294,576
6.50%, 07/15/2028	77,000	77,035
6.63%, 01/15/2027	832,000	826,157
6.75%, 09/15/2026	222,000	221,287
Southwestern Energy Co.
4.75%, 02/01/2032	286,000	264,638
5.38%, 03/15/2030	540,000	527,732

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.00% (K), 10/15/2026 (A)	$ 340,000	$ 339,272
Summit Midstream Partners LP Fixed until 05/01/2023 (D), 13.08% (C)	672,000	554,400
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.88%, 02/01/2031	938,000	910,113
5.00%, 01/15/2028	150,000	148,272
5.50%, 03/01/2030	716,000	716,061
6.50%, 07/15/2027	255,000	258,366
Venture Global LNG, Inc.
9.50%, 02/01/2029 (A)	959,000	1,014,538
9.88%, 02/01/2032 (A)	1,090,000	1,135,517
Vital Energy, Inc.
9.75%, 10/15/2030	530,000	550,007
10.13%, 01/15/2028	438,000	450,074
Western Midstream Operating LP
5.30%, 03/01/2048	1,122,000	977,474
5.45%, 04/01/2044	251,000	228,648

		32,012,580

Paper & Forest Products - 0.8%
Domtar Corp. 6.75%, 10/01/2028 (A)	970,000	876,683
Glatfelter Corp. 4.75%, 11/15/2029 (A) (B)	1,581,000	1,111,048

		1,987,731

Personal Care Products - 0.6%
Coty, Inc.
5.00%, 04/15/2026 (A)	582,000	572,559
6.50%, 04/15/2026 (A) (B)	791,000	789,909
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 6.63%, 07/15/2030 (A)	243,000	249,968

		1,612,436

Pharmaceuticals - 1.1%
Bausch Health Americas, Inc. 8.50%, 01/31/2027 (A)	532,000	295,487
Bausch Health Cos., Inc.
5.00%, 01/30/2028 - 02/15/2029 (A)	574,000	251,506
5.25%, 01/30/2030 - 02/15/2031 (A)	619,000	280,668
7.00%, 01/15/2028 (A)	161,000	69,972
Grifols SA 4.75%, 10/15/2028 (A)	613,000	555,911
Organon & Co./Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/2028 (A)	685,000	630,687
5.13%, 04/30/2031 (A)	792,000	677,190

		2,761,421

Professional Services - 0.3%
Gartner, Inc.
3.63%, 06/15/2029 (A)	273,000	246,185
3.75%, 10/01/2030 (A)	211,000	186,516
4.50%, 07/01/2028 (A)	451,000	427,561

		860,262

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development - 0.3%
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028 (A) (B)	$ 510,000	$ 507,450
8.88%, 09/01/2031 (A) (B)	207,000	219,372

		726,822

Software - 1.3%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.00%, 06/15/2029 (A)	819,000	854,839
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	829,000	749,544
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 4.63%, 05/01/2028 (A)	813,000	741,668
MSCI, Inc. 3.63%, 09/01/2030 (A)	986,000	890,114
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	511,000	205,220

		3,441,385

Specialized REITs - 1.4%
Iron Mountain, Inc.
4.50%, 02/15/2031 (A)	183,000	166,815
5.25%, 03/15/2028 (A)	994,000	966,348
7.00%, 02/15/2029 (A)	346,000	355,643
SBA Communications Corp.
3.13%, 02/01/2029	713,000	640,739
3.88%, 02/15/2027	432,000	414,976
VICI Properties LP/VICI Note Co., Inc.
3.88%, 02/15/2029 (A)	319,000	293,154
4.63%, 06/15/2025 (A)	182,000	178,770
5.75%, 02/01/2027 (A)	480,000	480,251

		3,496,696

Specialty Retail - 0.7%
Bath & Body Works, Inc.
6.63%, 10/01/2030 (A) (B)	236,000	241,402
6.75%, 07/01/2036	497,000	500,809
6.88%, 11/01/2035	325,000	329,121
7.50%, 06/15/2029 (B)	549,000	570,445
9.38%, 07/01/2025 (A)	56,000	59,122

		1,700,899

Technology Hardware, Storage & Peripherals - 1.0%
NCR Voyix Corp.
5.00%, 10/01/2028 (A)	329,000	311,140
5.13%, 04/15/2029 (A)	1,105,000	1,050,298
5.25%, 10/01/2030 (A)	481,000	441,617
Western Digital Corp. 4.75%, 02/15/2026	774,000	759,618

		2,562,673

Wireless Telecommunication Services - 1.6%
Altice France SA
5.13%, 07/15/2029 (A)	200,000	155,319
5.50%, 10/15/2029 (A)	1,096,000	858,946
8.13%, 02/01/2027 (A)	416,000	383,445
Sprint LLC
7.13%, 06/15/2024	913,000	916,948
7.63%, 03/01/2026	409,000	427,085

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Vmed O2 UK Financing I PLC
4.25%, 01/31/2031 (A)	$ 585,000	$ 510,789
4.75%, 07/15/2031 (A)	1,029,000	919,107

		4,171,639

Total Corporate Debt Securities (Cost $255,616,614)		245,939,793

LOAN ASSIGNMENTS - 1.0%
Automobile Components - 0.2%
Clarios Global LP Term Loan, 1-Month Term SOFR + 3.75%, 9.11% (C), 05/06/2030	434,910	435,236

Containers & Packaging - 0.5%
Anchor Glass Container Corp. Term Loan, 3-Month Term SOFR + 5.00%, 6-Month Term SOFR + 5.00%, 10.21% - 10.83% (C), 06/07/2026	881,424	720,564
Reynolds Group Holdings, Inc. Term Loan B2, 1-Month Term SOFR + 3.25%, 8.72% (C), 02/05/2026	203,941	204,560
Trident TPI Holdings, Inc. Term Loan, 3-Month Term SOFR + 4.50%, 9.85% (C), 09/15/2028	403,254	403,254

		1,328,378

Software - 0.3%
Central Parent, Inc. Term Loan B, 3-Month Term SOFR + 4.00%, 9.35% (C), 07/06/2029 (L)	748,492	750,940

Total Loan Assignments (Cost $2,536,550)		2,514,554

	Shares	Value
COMMON STOCKS - 0.1%
Electric Utilities - 0.0% (M)
Homer City Generation LLC (E) (H) (I)	39,132	391

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 0.0%
Ultra Resources, Inc. (E) (G) (H) (I)	123	$ 0

Software - 0.1%
Avaya Holdings Corp. (E) (H)	33,145	223,729

Total Common Stocks (Cost $2,523,065)		224,120

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 1.3%
U.S. Treasury Bills 5.36% (N), 01/30/2024	$3,330,500	3,320,265

Total Short-Term U.S. Government Obligation (Cost $3,319,792)		3,320,265

	Shares	Value
OTHER INVESTMENT COMPANY - 5.9%
Securities Lending Collateral - 5.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (N)	15,312,178	15,312,178

Total Other Investment Company (Cost $15,312,178)		15,312,178

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 2.50% (N), dated 12/29/2023, to be repurchased at $878,845 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $896,193.	$878,600	878,600

Total Repurchase Agreement (Cost $878,600)		878,600

Total Investments (Cost $280,186,799)		268,189,510
Net Other Assets (Liabilities) - (3.9)%		(10,123,819)

Net Assets - 100.0%		$258,065,691

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$245,939,793	$0	$245,939,793
Loan Assignments	—	2,514,554	—	2,514,554
Common Stocks	—	223,729	391	224,120
Short-Term U.S. Government Obligation	—	3,320,265	—	3,320,265
Other Investment Company	15,312,178	—	—	15,312,178
Repurchase Agreement	—	878,600	—	878,600

Total Investments	$15,312,178	$252,876,941	$391	$268,189,510

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $182,389,671, representing 70.7% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,297,554, collateralized by cash collateral of $15,312,178 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,327,643. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Non-income producing securities.
(F)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2023, the total value of such securities is $50,295, representing less than 0.1% of the Portfolio’s net assets.
(G)	Securities deemed worthless.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2023, the total value of securities is $224,120, representing 0.1% of the Portfolio’s net assets.
(I)	Securities are Level 3 of the fair value hierarchy.
(J)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(K)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2023; the maturity date disclosed is the ultimate maturity date.
(L)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2023. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(M)	Percentage rounds to less than 0.1% or (0.1)%.
(N)	Rates disclosed reflect the yields at December 31, 2023.
(O)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $279,308,199) (including securities loaned of $16,297,554)	$267,310,910
Repurchase agreement, at value (cost $878,600)	878,600
Cash	347,886
Receivables and other assets:
Investments sold	95,587
When-issued, delayed-delivery, forward and TBA commitments sold	558,456
Net income from securities lending	12,988
Shares of beneficial interest sold	512,204
Interest	4,250,659
Total assets	273,967,290

Liabilities:
Cash collateral received upon return of:
Securities on loan	15,312,178
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	150,375
Shares of beneficial interest redeemed	215,880
Investment management fees	119,488
Distribution and service fees	25,270
Transfer agent costs	292
Trustee and CCO fees	68
Audit and tax fees	36,628
Custody fees	14,999
Legal fees	2,175
Printing and shareholder reports fees	20,785
Other accrued expenses	3,461
Total liabilities	15,901,599
Net assets	$258,065,691

Net assets consist of:
Capital stock ($0.01 par value)	$373,378
Additional paid-in capital	281,654,549
Total distributable earnings (accumulated losses)	(23,962,236)
Net assets	$258,065,691

Net assets by class:
Initial Class	$136,822,210
Service Class	121,243,481
Shares outstanding:
Initial Class	19,998,319
Service Class	17,339,468
Net asset value and offering price per share:
Initial Class	$6.84
Service Class	6.99

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Interest income	$13,792,273
Net income from securities lending	217,780
Withholding taxes on foreign income	181
Total investment income	14,010,234

Expenses:
Investment management fees	1,167,142
Distribution and service fees:
Service Class	296,126
Transfer agent costs	2,528
Trustee and CCO fees	9,560
Audit and tax fees	39,619
Custody fees	55,237
Legal fees	17,590
Printing and shareholder reports fees	56,611
Other	19,426
Total expenses	1,663,839

Net investment income (loss)	12,346,395

Net realized gain (loss) on:
Investments	(7,596,427)
Foreign currency transactions	(80)
Net realized gain (loss)	(7,596,507)

Net change in unrealized appreciation (depreciation) on:
Investments	18,448,644
Net realized and change in unrealized gain (loss)	10,852,137
Net increase (decrease) in net assets resulting from operations	$23,198,532

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$12,346,395	$10,763,127
Net realized gain (loss)	(7,596,507)	(1,090,402)
Net change in unrealized appreciation (depreciation)	18,448,644	(36,588,540)
Net increase (decrease) in net assets resulting from operations	23,198,532	(26,915,815)

Dividends and/or distributions to shareholders:
Initial Class	(5,978,036)	(4,241,087)
Service Class	(4,956,039)	(7,276,431)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,934,075)	(11,517,518)

Capital share transactions:
Proceeds from shares sold:
Initial Class	71,342,607	7,044,983
Service Class	5,867,254	4,239,154
	77,209,861	11,284,137
Dividends and/or distributions reinvested:
Initial Class	5,978,036	4,241,087
Service Class	4,956,039	7,276,431
	10,934,075	11,517,518
Cost of shares redeemed:
Initial Class	(12,347,955)	(14,331,082)
Service Class	(16,223,227)	(27,757,328)
	(28,571,182)	(42,088,410)
Net increase (decrease) in net assets resulting from capital share transactions	59,572,754	(19,286,755)
Net increase (decrease) in net assets	71,837,211	(57,720,088)

Net assets:
Beginning of year	186,228,480	243,948,568
End of year	$258,065,691	$186,228,480

Capital share transactions - shares:
Shares issued:
Initial Class	10,584,220	970,941
Service Class	863,841	579,907
	11,448,061	1,550,848
Shares reinvested:
Initial Class	922,537	646,507
Service Class	747,517	1,084,416
	1,670,054	1,730,923
Shares redeemed:
Initial Class	(1,864,833)	(2,046,455)
Service Class	(2,415,595)	(3,942,939)
	(4,280,428)	(5,989,394)
Net increase (decrease) in shares outstanding:
Initial Class	9,641,924	(429,007)
Service Class	(804,237)	(2,278,616)
	8,837,687	(2,707,623)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$6.45	$7.72	$7.65	$7.78	$7.27

Investment operations:
Net investment income (loss) (A)	0.40	0.37	0.36	0.39	0.44
Net realized and unrealized gain (loss)	0.30	(1.22)	0.13	(0.04)	0.57
Total investment operations	0.70	(0.85)	0.49	0.35	1.01

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.42)	(0.42)	(0.48)	(0.50)

Net asset value, end of year	$6.84	$6.45	$7.72	$7.65	$7.78

Total return	11.11%	(11.12)%	6.35%	5.04%	14.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$136,822	$66,793	$83,291	$96,601	$104,239
Expenses to average net assets	0.65%	0.62%	0.62%	0.63%	0.65%
Net investment income (loss) to average net assets	6.02%	5.35%	4.68%	5.34%	5.64%
Portfolio turnover rate	23%	16%	36%	40%	37%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$6.58	$7.87	$7.78	$7.91	$7.38

Investment operations:
Net investment income (loss) (A)	0.39	0.36	0.35	0.38	0.42
Net realized and unrealized gain (loss)	0.31	(1.25)	0.14	(0.05)	0.59
Total investment operations	0.70	(0.89)	0.49	0.33	1.01

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.40)	(0.40)	(0.46)	(0.48)

Net asset value, end of year	$6.99	$6.58	$7.87	$7.78	$7.91

Total return	10.87%	(11.45)%	6.25%	4.68%	13.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$121,244	$119,435	$160,658	$160,615	$166,739
Expenses to average net assets	0.90%	0.87%	0.87%	0.88%	0.90%
Net investment income (loss) to average net assets	5.74%	5.09%	4.42%	5.08%	5.39%
Portfolio turnover rate	23%	16%	36%	40%	37%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2023. Open funded loan participations and assignments at December 31, 2023, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at December 31, 2023, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$15,312,178	$—	$—	$—	$15,312,178
Total Borrowings	$15,312,178	$—	$—	$—	$15,312,178

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Portfolio.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544
Over $2 billion	0.520

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.70%	May 1, 2024
Service Class	0.95	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 100,594,282	$ —	$ 46,714,597	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization accruals, interest written off and added back and defaulted bond income accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 280,512,121	$ 3,870,368	$ (16,192,979)	$ (12,322,611)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 213,921	$ 23,751,818

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,934,075	$ —	$ —	$ 11,517,518	$ —	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,549,058	$ —	$ (23,965,739)	$ —	$ (222,944)	$ (12,322,611)

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon High Yield Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon High Yield Bond VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

MARKET ENVIRONMENT

Equity markets had a solid year in 2023, and bounced back strongly from the challenges of 2022. Inflation had begun to trend downward late in 2022, sparking a rally in the first quarter of 2023, as investors predicted an imminent end to the U.S. Federal Reserve’s (“Fed”) interest rate hiking cycle. After a brief sell-off in the third quarter when Fed projections suggested rates may remain higher for longer, markets regained positive momentum into the year end, as a more dovish tone was adopted and rate cuts in the first half of 2024 were contemplated.

There were also some hazards for U.S. equity markets during the year, principally the failure of three banks during the banking crisis in the spring and ratings agency Fitch downgrading the U.S. government’s credit rating in August. These events did not materially derail overall markets is largely due to the optimism over future rate cuts and the increasing likelihood of a recession being avoided, as economic data, particularly labor market metrics, remained highly resilient.

Within the Russell 1000® Value Index, the Portfolio’s benchmark, information technology was the best performing sector, in a reversal of the previous year when it was at the bottom. The hype surrounding the potential of generative artificial intelligence (“AI”) was the main driver. Industrials and consumer discretionary also outperformed, as they benefited from the prospects of rates declining. In contrast, lower beta, defensive sectors (utilities, health care and consumer staples) trailed the rising market. Energy also underperformed, as the oil price retreated through the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Aegon Sustainable Equity Income VP, Initial Class returned 6.28%. By comparison, its benchmark, the Russell 1000® Value Index, returned 11.46%.

STRATEGY REVIEW

We believe there is an opportunity for investors to profit from the compounding effect of reinvested dividends and investing with a sustainable mindset. We invest in a concentrated number of companies (35-50), which we view as having the potential to sustain and grow their dividend income streams over time. We employ a long-term, low-turnover approach, focusing on quality as defined by companies we view as having strong balance sheets and historically high returns on equity.

Despite a strong rally in the final quarter, Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) underperformed the benchmark, the Russell 1000® Value Index, during the fiscal year ended December 31, 2023. Stock selection was disappointing and ultimately outweighed positive sector allocation. Stock selection within the financials sector was a significant drag on performance. Returns within the sector were very much skewed along size lines over the fiscal year, as investors flocked to the perceived safety of the major banks at the expense of the smaller regional banks. The Portfolio held First Republic Bank and, although we were able to exit the position before the firm failed, it impacted performance materially. In addition, Citizens Financial Group, Inc. was also affected by the malaise in the sector.

Sector allocation added value over the fiscal year. Overweight positions in technology and industrials were beneficial, as both sectors performed well. Similarly, our zero weighting in energy was helpful, as the sector struggled with falling oil prices. In contrast, being underweight communication services detracted.

Pharmaceutical firm Bristol-Myers Squibb Co. detracted due to continued worries over loss of exclusivity for certain key drugs in the coming years, a slower ramp up of the product pipeline and management lowering guidance. The higher rate environment also made it a challenging year for the utilities sector, and the Portfolio’s positions in AES Corp. and Essential Utilities, Inc. proved costly as a result.

Stock selection within the technology sector was accretive, with Broadcom, Inc., Microsoft Corp. and Taiwan Semiconductor Manufacturing Co. Ltd. rising strongly. Each of these companies benefited from investor interest in AI which, allied with good operational execution, supported the stocks’ appreciation. Industrial automation and energy management firm Schneider Electric SE and data analytics provider RELX PLC also climbed. Both companies also increased their annual dividends by mid-single digit amounts during the fiscal year.

Mark Peden, CFA

Robin Black

Co-Portfolio Managers

Aegon Asset Management UK plc

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	6.28%	5.71%	5.39%	05/01/1996
Russell 1000® Value Index (A)	11.46%	10.91%	8.40%
Service Class	6.00%	5.44%	5.13%	05/01/2003

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited. Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Portfolio. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced.

Applying the sub-advisers ESG criteria to its investment analysis for the Portfolio may impact the sub-advisers investment decisions as to securities of certain issuers and therefore the Portfolio may forgo some investment opportunities available to portfolios that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Portfolio’s performance may at times be better or worse than the performance of similar portfolios that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third-party data providers.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,047.90	$3.87	$1,021.40	$3.82	0.75%
Service Class	1,000.00	1,046.40	5.16	1,020.20	5.09	1.00

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Repurchase Agreement	1.1
Other Investment Company	0.1
Net Other Assets (Liabilities)	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 98.6%
Banks - 4.0%
Citizens Financial Group, Inc.	274,364	$9,092,423
US Bancorp	220,570	9,546,270

		18,638,693

Biotechnology - 3.4%
Gilead Sciences, Inc.	196,318	15,903,721

Capital Markets - 8.0%
CME Group, Inc.	84,021	17,694,823
Moody’s Corp.	24,913	9,730,021
State Street Corp.	129,891	10,061,357

		37,486,201

Chemicals - 1.9%
Linde PLC	21,886	8,988,799

Commercial Services & Supplies - 3.0%
Republic Services, Inc.	87,183	14,377,349

Communications Equipment - 3.1%
Cisco Systems, Inc.	286,342	14,465,998

Consumer Staples Distribution & Retail - 1.3%
Costco Wholesale Corp.	9,537	6,295,183

Containers & Packaging - 2.2%
Packaging Corp. of America	64,089	10,440,739

Diversified Telecommunication Services - 1.4%
TELUS Corp. (A)	363,199	6,461,310

Electrical Equipment - 4.9%
Emerson Electric Co.	112,527	10,952,253
Schneider Electric SE, ADR (A)	302,026	12,150,506

		23,102,759

Food Products - 1.1%
McCormick & Co., Inc.	78,754	5,388,349

Ground Transportation - 2.1%
Union Pacific Corp.	39,650	9,738,833

Health Care Equipment & Supplies - 1.8%
Medtronic PLC	100,645	8,291,135

Health Care Providers & Services - 3.7%
Elevance Health, Inc.	19,024	8,970,957
Quest Diagnostics, Inc.	61,518	8,482,102

		17,453,059

Household Products - 4.2%
Colgate-Palmolive Co.	157,530	12,556,716
Kimberly-Clark Corp.	60,671	7,372,133

		19,928,849

Independent Power & Renewable Electricity Producers - 1.5%
AES Corp.	371,468	7,150,759

Insurance - 6.3%
Cincinnati Financial Corp.	83,031	8,590,387
MetLife, Inc.	196,545	12,997,521
Progressive Corp.	49,845	7,939,312

		29,527,220

Machinery - 5.7%
AGCO Corp.	68,018	8,258,065
Cummins, Inc.	35,344	8,467,362
Xylem, Inc.	89,172	10,197,710

		26,923,137

	Shares	Value
COMMON STOCKS (continued)
Media - 2.7%
Omnicom Group, Inc.	145,085	$ 12,551,303

Metals & Mining - 2.0%
Steel Dynamics, Inc.	79,508	9,389,895

Pharmaceuticals - 7.8%
AstraZeneca PLC, ADR	128,657	8,665,049
Bristol-Myers Squibb Co.	186,971	9,593,482
Merck & Co., Inc.	168,065	18,322,446

		36,580,977

Professional Services - 4.4%
Automatic Data Processing, Inc.	44,248	10,308,456
RELX PLC, ADR	259,774	10,302,637

		20,611,093

Semiconductors & Semiconductor Equipment - 10.6%
Broadcom, Inc.	24,602	27,461,983
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	129,959	13,515,736
Texas Instruments, Inc.	53,929	9,192,737

		50,170,456

Software - 3.5%
Microsoft Corp.	44,239	16,635,634

Specialized REITs - 4.1%
American Tower Corp.	27,170	5,865,460
Digital Realty Trust, Inc.	49,732	6,692,932
Weyerhaeuser Co.	200,203	6,961,058

		19,519,450

Specialty Retail - 2.7%
Home Depot, Inc.	36,821	12,760,318

Water Utilities - 1.2%
Essential Utilities, Inc.	152,141	5,682,466

Total Common Stocks (Cost $409,376,717)		464,463,685

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	224,475	224,475

Total Other Investment Company (Cost $224,475)		224,475

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $5,138,007 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $5,239,323.	$5,136,580	5,136,580

Total Repurchase Agreement (Cost $5,136,580)		5,136,580

Total Investments (Cost $414,737,772)		469,824,740
Net Other Assets (Liabilities) - 0.2%		1,139,132

Net Assets - 100.0%		$470,963,872

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$464,463,685	$—	$—	$464,463,685
Other Investment Company	224,475	—	—	224,475
Repurchase Agreement	—	5,136,580	—	5,136,580

Total Investments	$464,688,160	$5,136,580	$—	$469,824,740

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,885,111, collateralized by cash collateral of $224,475 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $6,837,650. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $409,601,192) (including securities loaned of $6,885,111)	$464,688,160
Repurchase agreement, at value (cost $5,136,580)	5,136,580
Receivables and other assets:
Net income from securities lending	7,486
Shares of beneficial interest sold	79,447
Dividends	1,780,778
Interest	1,070
Total assets	471,693,521

Liabilities:
Cash collateral received upon return of:
Securities on loan	224,475
Payables and other liabilities:
Shares of beneficial interest redeemed	114,213
Investment management fees	260,402
Distribution and service fees	34,523
Transfer agent costs	561
Trustee and CCO fees	128
Audit and tax fees	18,906
Custody fees	7,472
Legal fees	5,491
Printing and shareholder reports fees	57,120
Other accrued expenses	6,358
Total liabilities	729,649
Net assets	$470,963,872

Net assets consist of:
Capital stock ($0.01 par value)	$257,620
Additional paid-in capital	436,765,970
Total distributable earnings (accumulated losses)	33,940,282
Net assets	$470,963,872

Net assets by class:
Initial Class	$305,196,546
Service Class	165,767,326
Shares outstanding:
Initial Class	16,710,570
Service Class	9,051,396
Net asset value and offering price per share:
Initial Class	$18.26
Service Class	18.31

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$13,917,578
Interest income	108,971
Net income from securities lending	30,161
Withholding taxes on foreign income	(91,448)
Total investment income	13,965,262

Expenses:
Investment management fees	3,298,967
Distribution and service fees:
Service Class	415,541
Transfer agent costs	5,930
Trustee and CCO fees	21,906
Audit and tax fees	25,328
Custody fees	34,098
Legal fees	43,795
Printing and shareholder reports fees	157,989
Other	38,731
Total expenses	4,042,285

Net investment income (loss)	9,922,977

Net realized gain (loss) on:
Investments	(17,102,454)
Foreign currency transactions	14,523
Net realized gain (loss)	(17,087,931)

Net change in unrealized appreciation (depreciation) on:
Investments	31,784,341
Translation of assets and liabilities denominated in foreign currencies	1,855
Net change in unrealized appreciation (depreciation)	31,786,196
Net realized and change in unrealized gain (loss)	14,698,265
Net increase (decrease) in net assets resulting from operations	$24,621,242

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$9,922,977	$10,206,516
Net realized gain (loss)	(17,087,931)	(13,447,793)
Net change in unrealized appreciation (depreciation)	31,786,196	(76,482,849)
Net increase (decrease) in net assets resulting from operations	24,621,242	(79,724,126)

Dividends and/or distributions to shareholders:
Initial Class	(7,410,520)	(21,453,565)
Service Class	(3,122,708)	(10,448,327)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,533,228)	(31,901,892)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,433,206	12,082,430
Service Class	6,290,961	7,472,338
	21,724,167	19,554,768
Dividends and/or distributions reinvested:
Initial Class	7,410,520	21,453,565
Service Class	3,122,708	10,448,327
	10,533,228	31,901,892
Cost of shares redeemed:
Initial Class	(91,006,584)	(43,361,371)
Service Class	(27,916,713)	(36,366,470)
	(118,923,297)	(79,727,841)
Net increase (decrease) in net assets resulting from capital share transactions	(86,665,902)	(28,271,181)
Net increase (decrease) in net assets	(72,577,888)	(139,897,199)

Net assets:
Beginning of year	543,541,760	683,438,959
End of year	$470,963,872	$543,541,760

Capital share transactions - shares:
Shares issued:
Initial Class	901,896	667,536
Service Class	360,127	402,199
	1,262,023	1,069,735
Shares reinvested:
Initial Class	428,354	1,228,023
Service Class	179,879	596,366
	608,233	1,824,389
Shares redeemed:
Initial Class	(5,415,055)	(2,341,527)
Service Class	(1,608,996)	(1,999,561)
	(7,024,051)	(4,341,088)
Net increase (decrease) in shares outstanding:
Initial Class	(4,084,805)	(445,968)
Service Class	(1,068,990)	(1,000,996)
	(5,153,795)	(1,446,964)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$17.57	$21.11	$17.60	$22.57	$22.22

Investment operations:
Net investment income (loss) (A)	0.36	0.34	0.34	0.43	0.57
Net realized and unrealized gain (loss)	0.72	(2.80)	3.60	(2.48)	4.29
Total investment operations	1.08	(2.46)	3.94	(2.05)	4.86

Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.41)	(0.43)	(0.58)	(0.63)
Net realized gains	—	(0.67)	—	(2.34)	(3.88)
Total dividends and/or distributions to shareholders	(0.39)	(1.08)	(0.43)	(2.92)	(4.51)

Net asset value, end of year	$18.26	$17.57	$21.11	$17.60	$22.57

Total return	6.28%	(11.63)%	22.42%	(7.35)%	23.91%

Ratio and supplemental data:
Net assets end of year (000’s)	$305,197	$365,350	$448,361	$440,332	$564,788
Expenses to average net assets	0.73%	0.69%	0.69%	0.74%	0.72%
Net investment income (loss) to average net assets	2.07%	1.86%	1.70%	2.40%	2.43%
Portfolio turnover rate	11%	22%	23%	135%	61%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$17.61	$21.14	$17.63	$22.59	$22.23

Investment operations:
Net investment income (loss) (A)	0.32	0.30	0.29	0.38	0.51
Net realized and unrealized gain (loss)	0.72	(2.81)	3.60	(2.47)	4.29
Total investment operations	1.04	(2.51)	3.89	(2.09)	4.80

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.35)	(0.38)	(0.53)	(0.56)
Net realized gains	—	(0.67)	—	(2.34)	(3.88)
Total dividends and/or distributions to shareholders	(0.34)	(1.02)	(0.38)	(2.87)	(4.44)

Net asset value, end of year	$18.31	$17.61	$21.14	$17.63	$22.59

Total return	6.00%	(11.84)%	22.12%	(7.59)%	23.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$165,767	$178,192	$235,078	$225,731	$255,061
Expenses to average net assets	0.98%	0.94%	0.94%	0.99%	0.97%
Net investment income (loss) to average net assets	1.83%	1.61%	1.45%	2.16%	2.17%
Portfolio turnover rate	11%	22%	23%	135%	61%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$224,475	$—	$—	$—	$224,475
Total Borrowings	$224,475	$—	$—	$—	$224,475

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Dividend paying stock risk: There can be no assurance that the issuers of the stocks held by the Portfolio will pay dividends in the future or that, if dividends are paid, they will not decrease. The Portfolio’s emphasis on dividend paying stocks could cause the Portfolio’s share price and total return to fluctuate more than, or cause the Portfolio to underperform, similar portfolios that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Sustainability investing risk: Applying sustainability criteria to the sub-adviser’s investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the Portfolio’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Portfolio’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the sub-adviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The Portfolio’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The Portfolio’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the Portfolio’s ability to invest in accordance with its sustainability strategy.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

With respect to the Portfolio TAM has entered into a sub-advisory agreement with Aegon Asset Management UK plc (“AAM UK”), a wholly-owned subsidiary of Aegon Ltd. AAM UK provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.663%
Over $500 million up to $1 billion	0.580
Over $1 billion up to $1.5 billion	0.550
Over $1.5 billion	0.530

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.73%	May 1, 2024
Service Class	0.98	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 54,438,851	$ —	$ 141,705,870	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 414,966,466	$ 77,585,365	$ (22,727,091)	$ 54,858,274

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 12,812,704	$ 17,895,978

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,533,228	$ —	$ —	$ 31,901,892	$ —	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,788,542	$ —	$ (30,708,682)	$ —	$ —	$ 54,860,422

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon Sustainable Equity Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Sustainable Equity Income VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon Sustainable Equity Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

Fixed income markets experienced persistently elevated volatility in 2023 amidst an aggressive monetary tightening campaign by the U.S. Federal Reserve (the “Fed”) and stubbornly high, albeit declining, inflation. Notably, while the benchmark 10-year U.S. Treasury yield experienced large swings over the year, it finished 2023 nearly unchanged at 3.88%. U.S. Treasury rates rose throughout most of 2023, led by the long end of the yield curve, as investors evaluated the new normal levels of growth, inflation, and rates post-COVID. Treasury yields, however, fell sharply in November and December as evidence of falling inflation sparked expectations of easing Fed policy in 2024 and beyond. The Treasury curve steepened over the course of 2023, with 30-year yields finishing 6 basis points (“bps”) higher and 3-year yields 21 bps lower. Against this backdrop, the Bloomberg US Government Index posted a total return of 4.09% after two consecutive years of negative returns.

Supply and demand factors in the U.S. Treasury market were mixed in 2023. While Treasury supply was elevated due to deficit financing needs and the Fed’s ongoing quantitative tightening program added to the supply needed to clear the market, liquidity in the financial system remained abundant. Ample liquidity in the financial system was evident through the large, but declining, balances at the Fed’s overnight reverse repo facility.

Elevated interest rates also enticed demand for credit in 2023, and credit spreads gradually tightened over the course of the year after spiking briefly in March 2023 due to regional banking turmoil. The Bloomberg US Credit Index exhibited total returns of 8.18% during the year, the third strongest year of the past decade. The retracement in yields over the final two months of 2023 provided significant support for securitized products with the Bloomberg US Securitized Index posting a total return of 5.08% for 2023.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Aegon U.S. Government Securities VP, Initial Class returned 4.00%. By comparison, its benchmark, the Bloomberg Government Index, returned 4.09%.

STRATEGY REVIEW

Transamerica Aegon U.S. Government Securities VP’s (the “Portfolio”) overweight to credit was the largest contributor to performance during the fiscal year ended December 31, 2023. Both the additional yield from credit securities and the impacts of credit spreads narrowing over the year contributed to performance. The Portfolio maintained an underweight duration relative to the benchmark which contributed to relative return in earlier quarters, but detracted when rates rallied strongly after the dovish Fed pivot in November 2023. The Portfolio’s curve positioning added to relative returns but the shift in the curve detracted.

On a sector level, allocations to investment grade corporate credit and securitized assets, including asset-backed securities, commercial mortgage-backed securities (“CMBS”) and agency residential mortgage-backed securities (“agency RMBS”), were the largest contributors to relative returns. Duration positioning within government securities detracted from relative returns, mainly due to the Portfolio’s underweight to the intermediate portion of the curve.

Although overall credit risk remained relatively stable in the Portfolio over the fiscal year, the sub-adviser reduced allocations to CMBS given expectations for continued pressure on commercial real estate. Within investment grade corporate credit, the team added to higher quality, single A rated credits, believed to be better able to withstand a possible economic downturn.

The sub-adviser reduced and subsequently added exposure to agency RMBS over the year. In February, the sub-adviser reduced exposure on valuation but subsequently added back exposure after the regional banking crisis in March, pushing spreads back to more attractive levels.

Tyler A. Knight, CFA

Jordan Woodbury, CFA

Sivakumar N. Rajan

Andy Raver

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	4.00%	0.51%	1.04%	05/13/1994
Bloomberg Government Index (A)	4.09%	0.56%	1.27%
Service Class	3.69%	0.25%	0.79%	05/01/2003

(A) The Bloomberg Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Please keep in mind that U.S. government obligation guarantees apply only to the timely payment of principal and interest, and does not remove market risks when shares are redeemed. Any U.S. government guarantees of the securities held in this investment portfolio pertain only to those securities and not the Portfolio or its yield.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Derivatives involve special risks and costs and may result in losses to the Portfolio. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,025.10	$3.06	$1,022.20	$3.06	0.60%
Service Class	1,000.00	1,022.50	4.33	1,020.90	4.33	0.85

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	57.2%
U.S. Government Agency Obligations	31.9
Repurchase Agreements	8.9
Corporate Debt Securities	4.3
Other Investment Company	3.2
Mortgage-Backed Securities	1.5
Asset-Backed Securities	0.9
Municipal Government Obligation	0.1
Net Other Assets (Liabilities) ^	(8.0)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	7.00
Duration †	6.14

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	89.1%
AAA	10.6
AA	2.4
A	1.6
BBB	1.1
Not Rated	3.2
Net Other Assets (Liabilities)	(8.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 0.9%
Edsouth Indenture No. 3 LLC Series 2012-2, Class A, 1-Month SOFR Average + 0.84%, 6.18% (A), 04/25/2039 (B)	$415,696	$413,929
SLM Student Loan Trust Series 2006-2, Class A6, 3-Month SOFR Average + 0.43%, 5.77% (A), 01/25/2041	2,398,109	2,312,680

Total Asset-Backed Securities (Cost $2,677,412)		2,726,609

CORPORATE DEBT SECURITIES - 4.3%
Banks - 1.3%
Bank of America Corp. Fixed until 02/13/2030, 2.50% (A), 02/13/2031	1,500,000	1,289,855
Goldman Sachs Group, Inc. 4.00%, 03/03/2024	1,645,000	1,640,187
Morgan Stanley Fixed until 01/22/2030, 2.70% (A), 01/22/2031	1,500,000	1,312,434

		4,242,476

Building Products - 0.3%
Lowe’s Cos., Inc. 4.50%, 04/15/2030	1,000,000	995,603

Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc. 4.02%, 12/03/2029	1,000,000	968,029

Electric Utilities - 0.3%
Consolidated Edison Co. of New York, Inc. 3.35%, 04/01/2030	1,000,000	933,409

Financial Services - 1.6%
Private Export Funding Corp. 0.55%, 07/30/2024 (B)	5,000,000	4,873,025

Food Products - 0.2%
Cargill, Inc. 5.13%, 10/11/2032 (B)	511,000	525,539

Media - 0.3%
Comcast Corp. 3.40%, 04/01/2030	1,000,000	937,312

Total Corporate Debt Securities (Cost $14,080,083)		13,475,393

MORTGAGE-BACKED SECURITIES - 1.5%
COMM Mortgage Trust Series 2012-CR4, Class A3, 2.85%, 10/15/2045	84,389	76,943
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.55% (A), 09/10/2035 (B)	5,000,000	4,493,670

Total Mortgage-Backed Securities (Cost $5,169,215)		4,570,613

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
Vermont - 0.1%
Vermont Student Assistance Corp., Revenue Bonds, Class A, 1-Month LIBOR + 0.70%, 6.17% (A), 07/28/2034	$ 427,673	$ 426,473

Total Municipal Government Obligation (Cost $427,672)		426,473

U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.9%
Federal Farm Credit Banks Funding Corp. 2.04%, 09/24/2029	10,000,000	8,999,420
Federal Home Loan Banks
2.38%, 03/14/2025	25,000,000	24,358,226
4.75%, 12/10/2032	5,000,000	5,164,927
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.01%, 07/25/2025	5,000,000	4,862,464
3.19% (A), 09/25/2027	4,070,000	3,907,217
Federal National Mortgage Association
0.88%, 08/05/2030 (C)	8,300,000	6,774,951
1.90%, 01/25/2036	5,000,000	3,816,265
2.63%, 09/06/2024	4,000,000	3,935,120
Government National Mortgage Association
3.89% (A), 09/20/2061	168,413	165,601
4.26% (A), 06/20/2062	212,741	207,933
4.63% (A), 07/20/2061	9,074	8,738
4.70% (A), 10/20/2061 - 12/20/2061	12,119	11,760
Tennessee Valley Authority
1.50%, 09/15/2031 (C)	5,000,000	4,149,137
2.88%, 02/01/2027 (C)	6,000,000	5,774,265
3.50%, 12/15/2042	5,000,000	4,219,181
4.88%, 01/15/2048	5,000,000	5,151,488
Uniform Mortgage-Backed Security, TBA
5.50%, 01/01/2054 (D)	5,000,000	5,025,391
6.00%, 01/01/2054 (D)	12,276,000	12,473,567

Total U.S. Government Agency Obligations (Cost $104,712,362)		99,005,651

U.S. GOVERNMENT OBLIGATIONS - 57.2%
U.S. Treasury - 54.9%
U.S. Treasury Bonds
1.13%, 05/15/2040	5,388,000	3,487,046
1.88%, 02/15/2051	8,112,000	5,171,400
2.00%, 02/15/2050	5,248,000	3,471,265
2.25%, 02/15/2052	2,000,000	1,393,672
2.38%, 02/15/2042	7,500,000	5,777,344
2.50%, 02/15/2045 - 05/15/2046	1,517,000	1,149,171
2.88%, 05/15/2049 - 05/15/2052	2,395,000	1,915,679
3.00%, 05/15/2042 - 08/15/2052	7,886,000	6,546,096
3.38%, 08/15/2042 - 11/15/2048	2,500,000	2,227,715
3.63%, 08/15/2043	3,658,000	3,375,505
4.13%, 08/15/2053	2,897,000	2,942,266
4.38%, 08/15/2043	1,828,000	1,872,843
4.75%, 11/15/2053	3,370,000	3,797,042
U.S. Treasury Notes
0.38%, 11/30/2025	5,000,000	4,644,531
0.63%, 12/31/2027	2,000,000	1,759,922

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes (continued)
1.25%, 11/30/2026	$ 25,000,000	$ 23,125,000
1.75%, 01/31/2029	3,693,000	3,334,519
1.88%, 02/28/2027 - 02/15/2032	16,057,000	14,723,746
2.25%, 03/31/2024	3,424,000	3,398,454
2.38%, 03/31/2029	686,000	637,605
2.50%, 04/30/2024 - 03/31/2027	22,631,000	22,242,646
2.63%, 05/31/2027	5,000,000	4,788,672
2.75%, 08/15/2032	9,273,000	8,508,340
2.88%, 05/15/2032	3,000,000	2,785,078
3.00%, 06/30/2024 - 07/15/2025	10,000,000	9,839,257
3.13%, 08/31/2027	5,000,000	4,862,695
3.25%, 06/30/2027 - 06/30/2029	6,000,000	5,840,508
3.88%, 12/31/2027 - 08/15/2033	4,617,000	4,614,510
4.13%, 10/31/2027 - 11/15/2032	7,807,000	7,871,066
4.50%, 11/15/2033	1,061,500	1,116,731
4.63%, 09/30/2028	3,307,000	3,416,674

		170,636,998

U.S. Treasury Inflation-Protected Securities - 2.3%
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 01/15/2031	7,931,932	7,096,291

Total U.S. Government Obligations (Cost $190,409,792)		177,733,289

	Shares	Value
OTHER INVESTMENT COMPANY - 3.2%
Securities Lending Collateral - 3.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (E)	9,908,380	9,908,380

Total Other Investment Company (Cost $9,908,380)		9,908,380

	Principal	Value
REPURCHASE AGREEMENTS - 8.9%
Barclays Capital, Inc., 5.31% (E), dated 12/29/2023, to be repurchased at $26,015,340 on 01/02/2024. Collateralized by U.S. Government Agency Obligations, 6.14% - 6.44%, due 02/20/2053 - 05/20/2053, and with a total value of $26,478,372.	$26,000,000	$ 26,000,000
Fixed Income Clearing Corp., 2.50% (E), dated 12/29/2023, to be repurchased at $1,691,856 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $1,725,287.	1,691,386	1,691,386

Total Repurchase Agreements (Cost $27,691,386)		27,691,386

Total Investments (Cost $355,076,302)		335,537,794
Net Other Assets (Liabilities) - (8.0)%		(24,846,610)

Net Assets - 100.0%		$310,691,184

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	75	03/28/2024	$15,312,594	$15,443,555	$130,961	$—
5-Year U.S. Treasury Notes	223	03/28/2024	23,694,239	24,256,477	562,238	—
10-Year U.S. Treasury Notes	35	03/19/2024	3,818,910	3,951,172	132,262	—
30-Year U.S. Treasury Bonds	37	03/19/2024	4,285,152	4,622,688	337,536	—
U.S. Treasury Ultra Bonds	47	03/19/2024	5,724,937	6,278,906	553,969	—

Total					$1,716,966	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Ultra Notes	(30)	03/19/2024	$(3,383,602)	$(3,540,469)	$—	$(156,867)

Total Futures Contracts					$1,716,966	$(156,867)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$2,726,609	$—	$2,726,609
Corporate Debt Securities	—	13,475,393	—	13,475,393
Mortgage-Backed Securities	—	4,570,613	—	4,570,613
Municipal Government Obligation	—	426,473	—	426,473
U.S. Government Agency Obligations	—	99,005,651	—	99,005,651
U.S. Government Obligations	—	177,733,289	—	177,733,289
Other Investment Company	9,908,380	—	—	9,908,380
Repurchase Agreements	—	27,691,386	—	27,691,386

Total Investments	$9,908,380	$325,629,414	$—	$335,537,794

Other Financial Instruments
Futures Contracts (G)	$1,716,966	$—	$—	$1,716,966

Total Other Financial Instruments	$1,716,966	$—	$—	$1,716,966

LIABILITIES
Other Financial Instruments
Futures Contracts (G)	$(156,867)	$—	$—	$(156,867)

Total Other Financial Instruments	$(156,867)	$—	$—	$(156,867)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $10,306,163, representing 3.3% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,712,565, collateralized by cash collateral of $9,908,380. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Rates disclosed reflect the yields at December 31, 2023.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $327,384,916) (including securities loaned of $9,712,565)	$307,846,408
Repurchase agreement, at value (cost $27,691,386)	27,691,386
Cash	18,896
Cash collateral pledged at broker for:
Futures contracts	874,275
Receivables and other assets:
Net income from securities lending	2,511
Shares of beneficial interest sold	33,488
Interest	2,127,142
Total assets	338,594,106

Liabilities:
Cash collateral received upon return of:
Securities on loan	9,908,380
Cash collateral at broker for:
TBA commitments	253,000
Payables and other liabilities:
Investments purchased	854
When-issued, delayed-delivery, forward and TBA commitments purchased	17,407,739
Shares of beneficial interest redeemed	73,734
Investment management fees	132,543
Distribution and service fees	55,825
Transfer agent costs	399
Trustee and CCO fees	92
Audit and tax fees	31,670
Custody fees	8,491
Legal fees	3,835
Printing and shareholder reports fees	21,287
Other accrued expenses	4,470
Variation margin payable on futures contracts	603
Total liabilities	27,902,922
Net assets	$310,691,184

Net assets consist of:
Capital stock ($0.01 par value)	$330,539
Additional paid-in capital	345,860,044
Total distributable earnings (accumulated losses)	(35,499,399)
Net assets	$310,691,184

Net assets by class:
Initial Class	$61,714,783
Service Class	248,976,401
Shares outstanding:
Initial Class	6,769,578
Service Class	26,284,287
Net asset value and offering price per share:
Initial Class	$9.12
Service Class	9.47

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Interest income	$10,547,567
Net income from securities lending	52,474
Total investment income	10,600,041

Expenses:
Investment management fees	1,903,807
Distribution and service fees:
Service Class	718,548
Transfer agent costs	4,127
Trustee and CCO fees	16,396
Audit and tax fees	35,159
Custody fees	37,123
Legal fees	34,152
Printing and shareholder reports fees	61,184
Other	29,644
Total expenses before waiver and/or reimbursement and recapture	2,840,140
Expenses waived and/or reimbursed:
Initial Class	(5,970)
Service Class	(25,195)
Recapture of previously waived and/or reimbursed fees:
Initial Class	1,945
Service Class	8,077
Net expenses	2,818,997

Net investment income (loss)	7,781,044

Net realized gain (loss) on:
Investments	(9,705,587)
Futures contracts	(2,638,010)
Net realized gain (loss)	(12,343,597)

Net change in unrealized appreciation (depreciation) on:
Investments	16,009,892
Futures contracts	1,775,876
Net change in unrealized appreciation (depreciation)	17,785,768
Net realized and change in unrealized gain (loss)	5,442,171
Net increase (decrease) in net assets resulting from operations	$13,223,215

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$7,781,044	$4,987,853
Net realized gain (loss)	(12,343,597)	(8,690,422)
Net change in unrealized appreciation (depreciation)	17,785,768	(42,335,439)
Net increase (decrease) in net assets resulting from operations	13,223,215	(46,038,008)

Dividends and/or distributions to shareholders:
Initial Class	(1,096,750)	(747,165)
Service Class	(3,999,036)	(2,366,739)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,095,786)	(3,113,904)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,539,109	10,377,743
Service Class	50,283,001	206,169,114
	57,822,110	216,546,857
Dividends and/or distributions reinvested:
Initial Class	1,096,750	747,165
Service Class	3,999,036	2,366,739
	5,095,786	3,113,904
Cost of shares redeemed:
Initial Class	(11,653,811)	(18,535,115)
Service Class	(126,033,847)	(81,872,492)
	(137,687,658)	(100,407,607)
Net increase (decrease) in net assets resulting from capital share transactions	(74,769,762)	119,253,154
Net increase (decrease) in net assets	(66,642,333)	70,101,242

Net assets:
Beginning of year	377,333,517	307,232,275
End of year	$310,691,184	$377,333,517

Capital share transactions - shares:
Shares issued:
Initial Class	838,816	1,085,693
Service Class	5,468,595	21,155,009
	6,307,411	22,240,702
Shares reinvested:
Initial Class	124,631	80,862
Service Class	437,053	246,535
	561,684	327,397
Shares redeemed:
Initial Class	(1,294,713)	(1,954,597)
Service Class	(13,466,171)	(8,466,707)
	(14,760,884)	(10,421,304)
Net increase (decrease) in shares outstanding:
Initial Class	(331,266)	(788,042)
Service Class	(7,560,523)	12,934,837
	(7,891,789)	12,146,795

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.93	$10.38	$11.69	$10.92	$10.45

Investment operations:
Net investment income (loss) (A)	0.22	0.15	0.12	0.15	0.21
Net realized and unrealized gain (loss)	0.13	(1.50)	(0.39)	0.83	0.48
Total investment operations	0.35	(1.35)	(0.27)	0.98	0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.10)	(0.25)	(0.20)	(0.22)
Net realized gains	—	—	(0.79)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.16)	(0.10)	(1.04)	(0.21)	(0.22)

Net asset value, end of year	$9.12	$8.93	$10.38	$11.69	$10.92

Total return	4.00%	(13.03)%	(2.39)%	8.97%	6.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$61,715	$63,432	$81,905	$105,166	$80,042
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%	0.59%	0.60%	0.59%	0.61%
Including waiver and/or reimbursement and recapture	0.60%	0.59%	0.60%	0.59%	0.61%
Net investment income (loss) to average net assets	2.43%	1.56%	1.06%	1.32%	1.92%
Portfolio turnover rate	18%	9%	29%	128%	44%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.27	$10.78	$12.07	$11.28	$10.79

Investment operations:
Net investment income (loss) (A)	0.20	0.13	0.09	0.13	0.19
Net realized and unrealized gain (loss)	0.14	(1.56)	(0.39)	0.84	0.50
Total investment operations	0.34	(1.43)	(0.30)	0.97	0.69

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.08)	(0.20)	(0.17)	(0.20)
Net realized gains	—	—	(0.79)	(0.01)	—
Total dividends and/or distributions to shareholders	(0.14)	(0.08)	(0.99)	(0.18)	(0.20)

Net asset value, end of year	$9.47	$9.27	$10.78	$12.07	$11.28

Total return	3.69%	(13.30)%	(2.53)%	8.66%	6.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$248,976	$313,902	$225,327	$321,870	$234,467
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.84%	0.85%	0.84%	0.86%
Including waiver and/or reimbursement and recapture	0.85%	0.84%	0.85%	0.84%	0.86%
Net investment income (loss) to average net assets	2.18%	1.37%	0.81%	1.04%	1.67%
Portfolio turnover rate	18%	9%	29%	128%	44%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$9,908,380	$—	$—	$—	$9,908,380
Total Borrowings	$9,908,380	$—	$—	$—	$9,908,380

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$1,716,966	$—	$—	$—	$—	$1,716,966
Total	$1,716,966	$—	$—	$—	$—	$1,716,966

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(156,867)	$—	$—	$—	$—	$(156,867)
Total	$(156,867)	$—	$—	$—	$—	$(156,867)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,638,010)	$—	$—	$—	$—	$(2,638,010)
Total	$(2,638,010)	$—	$—	$—	$—	$(2,638,010)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$1,775,876	$—	$—	$—	$—	$1,775,876
Total	$1,775,876	$—	$—	$—	$—	$1,775,876

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – long	$44,670,976
Average notional value of contracts – short	(6,643,921)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

U.S. government and agency obligations risk: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2023
First $250 million	0.515%
Over $250 million up to $500 million	0.510
Over $500 million up to $1 billion	0.480
Over $1 billion	0.470
Prior to November 1, 2023
First $500 million	0.550
Over $500 million up to $1.5 billion	0.500
Over $1.5 billion	0.480
Prior to August 1, 2023
First $500 million	0.550
Over $500 million up to $1.5 billion	0.510
Over $1.5 billion	0.500

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective November 1, 2023
Initial Class	0.56%	May 1, 2025
Service Class	0.81	May 1, 2025
Prior to November 1, 2023
Initial Class	0.63
Service Class	0.88

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2023, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
	2021	2022	2023	Total
Initial Class	$—	$—	$4,025	$4,025
Service Class	—	—	17,119	17,119

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ —	$ 54,691,104	$ 19,834,587	$ 110,883,075

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, premium amortization accruals and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 355,163,448	$ 1,837,190	$ (21,462,844)	$ (19,625,654)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 16,098,634	$ 7,832,046

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,095,786	$ —	$ —	$ 3,113,904	$ —	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,238,483	$ —	$ (23,930,680)	$ —	$ (181,548)	$ (19,625,654)

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation.

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

11. NEW ACCOUNTING PRONOUNCEMENT (continued)

ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024 for all entities. Management does not expect ASU 2022-06 to have a material impact on the Portfolio’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon U.S. Government Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

(unaudited)

MARKET ENVIRONMENT

In 2023, markets experienced strong performance, despite investors’ fears of a possible recession, concerns over inflation and rising interest rates, an unexpected regional banking crisis, and rising geopolitical tensions around the world. The U.S. economy remained resilient and corporate earnings reports created positive surprises, with technology stocks leading the gains. All major market indices rebounded from the 2022 bear market. While small cap stocks had a rocky performance throughout the year, the Russell 2000® Index, a small cap index, also ended the year with a gain.

Meanwhile, investors saw the Federal Reserve’s (“Fed”) monetary policy tightening paying off with a clear downward trend in the Consumer Price Index. While inflation remained well above the Fed’s long-term target of 2% at year end, the visible progress in curbing inflation has allowed the Fed to cease rate hikes for now. The bond market also benefitted during this time, spurred by easing rates hikes, with both the Bloomberg Global Aggregate Bond Index and the Bloomberg US Aggregate Bond Index posting positive returns in 2023.

PERFORMANCE

For the year ended December 31, 2023, Transamerica American Funds Managed Risk VP, Service Class returned 10.39%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica American Funds Managed Risk VP Blended Benchmark, returned 26.29% and 17.67%, respectively.

STRATEGY REVIEW

Transamerica American Funds Managed Risk VP (the “Portfolio”) normally invests at least 80% of its net assets in the American Funds Insurance Series Asset Allocation Fund, a diversified portfolio that targets a split between equities, debt securities and money market instruments, with a primary focus on domestic assets. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivative overlay strategy that aims to manage the Portfolio’s return volatility and reduce the potential for Portfolio losses during periods of significant market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy may limit the Portfolio’s ability to participate in up markets and may not work as intended.

The year was marked by several instances of elevated uncertainty, as a mix of concerns over the Fed’s policy, inflation, and potential softness in the job market took center stage at various points. As we endeavored to limit the Portfolio’s volatility through these episodes, we utilized short futures positions in an effort to protect the Portfolio against further downside. However, as equity markets went on to swift recoveries in each of these instances, the Portfolio’s defensive positioning resulted in a net cost to the Portfolio, mainly in the first and fourth quarters of 2023. The Portfolio’s defensive positioning in the first quarter was largely a result of the prior year’s highly volatile downturn, while the fourth quarter’s defenses were established as a response to rising volatility following underwhelming October 2023 economic data releases.

The MMRS strategy had a negative impact on the Portfolio’s returns consistent with Milliman Financial Risk Management’s expectation for the Portfolio’s strategy during a sharp, but somewhat volatile market rally. However, the maximum drawdown (worst peak-to-trough during the fiscal year) and volatility suffered by the Portfolio were lower than those of the benchmark.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	10.39%	6.32%	4.80%	05/01/2015
S&P 500® Index (A)	26.29%	15.69%	12.08%
Transamerica American Funds Managed Risk VP Blended Benchmark (A) (B) (C)	17.67%	9.98%	7.91%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica American Funds Managed Risk VP Blended Benchmark is composed of the following benchmarks: 60% S&P 500® Index and 40% Bloomberg US Aggregate Bond Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. Investments in lower-rated debt securities present a greater risk to principal and income than investments in higher-quality securities.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,055.60	$4.20	$1,021.10	$4.13	0.81%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	97.7%
Repurchase Agreement	2.5
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
INVESTMENT COMPANY - 97.7%
U.S. Mixed Allocation Fund - 97.7%
American Funds Insurance Series - Asset Allocation Fund	36,353,622	$867,397,414

Total Investment Company (Cost $841,056,709)		867,397,414

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp., 2.50% (A), dated 12/29/2023, to be repurchased at $22,020,299 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $22,454,554.	$22,014,184	22,014,184

Total Repurchase Agreement (Cost $22,014,184)		22,014,184

Total Investments (Cost $863,070,893)		889,411,598
Net Other Assets (Liabilities) - (0.2)%		(1,342,891)

Net Assets - 100.0%		$888,068,707

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$867,397,414	$—	$—	$867,397,414
Repurchase Agreement	—	22,014,184	—	22,014,184

Total Investments	$867,397,414	$22,014,184	$—	$889,411,598

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2023.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $841,056,709)	$867,397,414
Repurchase agreement, at value (cost $22,014,184)	22,014,184
Receivables and other assets:
Interest	4,587
Other assets	94
Total assets	889,416,279

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	455,427
Investment management fees	394,400
Distribution and service fees	186,038
Transfer agent costs	1,016
Trustee and CCO fees	234
Audit and tax fees	19,687
Custody fees	7,132
Legal fees	9,496
Printing and shareholder reports fees	265,976
Other accrued expenses	8,166
Total liabilities	1,347,572
Net assets	$888,068,707

Net assets consist of:
Capital stock ($0.01 par value)	$826,245
Additional paid-in capital	837,153,549
Total distributable earnings (accumulated losses)	50,088,913
Net assets	$888,068,707
Shares outstanding	82,624,539
Net asset value and offering price per share	$10.75

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$20,444,646
Interest income from unaffiliated investments	744,646
Total investment income	21,189,292

Expenses:
Investment management fees	4,660,580
Distribution and service fees	2,198,387
Transfer agent costs	10,405
Trustee and CCO fees	38,478
Audit and tax fees	28,866
Custody fees	41,384
Legal fees	76,240
Other	50,616
Total expenses	7,104,956

Net investment income (loss)	14,084,336

Net realized gain (loss) on:
Unaffiliated investments	3,149,028
Capital gain distributions received from unaffiliated investments	32,969,602
Futures contracts	(15,975,939)
Net realized gain (loss)	20,142,691

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	58,554,435
Futures contracts	(6,822,107)
Translation of assets and liabilities denominated in foreign currencies	(10,638)
Net change in unrealized appreciation (depreciation)	51,721,690
Net realized and change in unrealized gain (loss)	71,864,381
Net increase (decrease) in net assets resulting from operations	$85,948,717

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$14,084,336	$19,041,282
Net realized gain (loss)	20,142,691	114,941,254
Net change in unrealized appreciation (depreciation)	51,721,690	(258,436,936)
Net increase (decrease) in net assets resulting from operations	85,948,717	(124,454,400)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(140,811,284)	(18,580,987)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(140,811,284)	(18,580,987)

Capital share transactions:
Proceeds from shares sold	3,025,917	9,394,081
Dividends and/or distributions reinvested	140,811,284	18,580,987
Cost of shares redeemed	(101,450,696)	(91,185,248)
Net increase (decrease) in net assets resulting from capital share transactions	42,386,505	(63,210,180)
Net increase (decrease) in net assets	(12,476,062)	(206,245,567)

Net assets:
Beginning of year	900,544,769	1,106,790,336
End of year	$888,068,707	$900,544,769

Capital share transactions - shares:
Shares issued	272,253	789,828
Shares reinvested	13,764,544	1,603,191
Shares redeemed	(9,153,088)	(7,623,284)
Net increase (decrease) in shares outstanding	4,883,709	(5,230,265)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$11.58	$13.34	$11.90	$11.91	$10.48

Investment operations:
Net investment income (loss) (A)	0.18	0.24	0.17	0.11	0.15
Net realized and unrealized gain (loss)	0.92	(1.77)	1.38	0.37	1.69
Total investment operations	1.10	(1.53)	1.55	0.48	1.84

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.18)	(0.11)	(0.14)	(0.14)
Net realized gains	(1.67)	(0.05)	—	(0.35)	(0.27)
Total dividends and/or distributions to shareholders	(1.93)	(0.23)	(0.11)	(0.49)	(0.41)

Net asset value, end of year	$10.75	$11.58	$13.34	$11.90	$11.91

Total return	10.39%	(11.42)%	13.08%	4.29%	17.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$888,069	$900,545	$1,106,790	$1,061,238	$1,015,698
Expenses to average net assets (B)	0.81%	0.81%	0.82%	0.84%	0.83%
Net investment income (loss) to average net assets	1.60%	1.99%	1.32%	0.96%	1.37%
Portfolio turnover rate	—%	—%	—%	9%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(234,327)	$(15,741,612)	$—	$—	$(15,975,939)
Total	$—	$(234,327)	$(15,741,612)	$—	$—	$(15,975,939)

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(64,926)	$(6,757,181)	$—	$—	$(6,822,107)
Total	$—	$(64,926)	$(6,757,181)	$—	$—	$(6,822,107)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – short	$(77,552,308)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying Portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Underlying Portfolio’s asset allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2023, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
American Funds Insurance Series – Asset Allocation Fund	97.52%

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2 billion	0.53%
Over $2 billion up to $4 billion	0.52
Over $4 billion up to $6 billion	0.50
Over $6 billion up to $8 billion	0.49
Over $8 billion up to $10 billion	0.48
Over $10 billion	0.46

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.85%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding in-kind transactions and short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ —	$ 92,728,131

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 866,676,401	$ 22,735,197	$ —	$ 22,735,197

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 26,824,317	$ 113,986,967	$ —	$ 14,389,846	$ 4,191,141	$ —

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,039,460	$ 13,314,255	$ —	$ —	$ —	$ 22,735,197

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica American Funds Managed Risk VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica American Funds Managed Risk VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $113,986,967 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

American Funds Insurance Series®

Annual report for the year ended December 31, 2023

CAPITAL GROUP® | AMERICAN FUNDS®

Investing in global companies for the long term

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at **capitalgroup.com** (for accounts held directly with the fund).

American Funds Insurance Series, by Capital Group, is

the underlying investment vehicle for many variable

annuities and insurance products. For over 90 years,

Capital Group has invested with a long-term focus

based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

50	Global Growth Fund

55	Global Small Capitalization Fund

62	Growth Fund

69	International Fund

74	New World Fund®

88	Washington Mutual Investors Fund

93	Capital World Growth and Income Fund®

101	Growth-Income Fund

107	International Growth and Income Fund

113	Capital Income Builder®

134	Asset Allocation Fund

166	American Funds® Global Balanced Fund

182	The Bond Fund of America®

218	Capital World Bond Fund®

239	American High-Income Trust®

258	American Funds Mortgage Fund®

266	Ultra-Short Bond Fund

268	U.S. Government Securities Fund®

280	Managed Risk Growth Fund

282	Managed Risk International Fund

284	Managed Risk Washington Mutual Investors Fund

286	Managed Risk Growth-Income Fund

288	Managed Risk Asset Allocation Fund

290	Financial statements

Fellow investors:

We are pleased to present the annual report for American Funds Insurance Series® for the year ended December 31, 2023.

Regarding the investment environment, global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI All Country World Index1, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

U.S. equities advanced amid economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes. Despite market jitters over a major banking crisis in March/April, and wars in Ukraine and the Middle East, the S&P 500 Index2 climbed 26.29%. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

European stocks rallied as inflation declined from high levels, raising expectations that European Central Bank officials will begin cutting interest rates in 2024. Stock prices moved higher throughout the 20-member eurozone despite signs of weakening economic growth in most countries, including Germany and France, Europe’s largest economies. Overall, the MSCI Europe Index3 rose 19.89% for U.S. dollar-based investors and 14.30% in local currency terms.

Emerging markets stocks rose despite China’s slowing economy. Interest rate cuts in several developing countries as well as expected cuts in the U.S. helped returns, along with economic growth and U.S. dollar weakness. Overall, the MSCI Emerging Markets Index4 gained 9.83%.

Bonds markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but are planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe downturn in 2022.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]

Source: MSCI. MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.

[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]

Source: MSCI. MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.

[4]

Source: MSCI. MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends net of withholding taxes.

Past results are not predictive of results in future periods.

American Funds Insurance Series	1

The U.S. Treasury yield curve5 steepened modestly as the two-year yield fell 18 basis points (bps) to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns. The Bloomberg U.S. Aggregate Index6 advanced 5.53%. Corporate markets led U.S. bond returns for the year. The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7 and Bloomberg U.S. Corporate Investment Grade Index8 rose 13.44% and 8.52%, respectively. Both sectors benefited from narrowing spreads, 9 which fell 146 bps for high-yield bonds and 31 bps for investment-grade corporates.

In foreign exchange markets, the U.S. dollar fluctuated, and by year-end, had registered small to moderate declines against the euro, the British pound, the Brazilian real and most other currencies.

Looking ahead

The strong stock market returns of 2023, after a rough 2022, were a surprise to many. It is testimony to the power of factors such as interest rates and the economy, as well as prospects for individual stocks (for example, the potential positive impact of artificial intelligence), over the persistent negative headlines we read in the media. That is good news for investors like us, who focus on the long run.

Going forward into 2024, big questions remain. One question is certainly inflation and its impact on interest rates. From a starting point of 3% to 4%, many market participants expect U.S. inflation to soon drop into the 2% to 3% range and put downward pressure on interest rates. While that may happen, we would not be surprised to see inflation remain a bit more persistent than these expectations.

Another question is geopolitical risk. The market digested the ongoing conflicts in Ukraine and the Middle East with no real issues in 2023, but the possibility of further spread remains. We hope for peace but must prepare for any outcome.

A final question to mention is the U.S. election. Elections often have an impact on markets, and that’s especially true when the outcome is as uncertain as it is this year. It is currently difficult to handicap how many candidates will draw meaningful votes, much less predict the winner.

All in all, it is likely that stock markets in 2024 will not be as strong as they were in 2023, but that doesn’t mean investors should worry. Less positive does not mean negative, and that is especially true for returns in the long run. As investors, we (like you) know the value of holding companies that have good fundamentals and reasonable valuation, which can offer superior outcomes over time. We believe this is a successful long term investment strategy, one that we have employed since the inception of our firm.

We will continue to conduct world-class research and to utilize The Capital SystemTM of investment management. Armed with deep knowledge and aided by robust internal debate, our portfolio managers and investment analysts focus on their highest conviction ideas. This is the time-tested process we use to pursue favorable risk-adjusted returns for our shareholders. We thank you for your continued support of our efforts and look forward to reporting back to you in six months.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

February 12, 2024

[5]

Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)

[6]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[7]

Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.

[8]

Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

[9]

The difference in yield between a U.S. Treasury and a corporate bond of the same maturity is referred to as a credit spread, also known as a yield spread. Historically, spreads tend to narrow when the economy is doing well, and they tend to widen when the economy is doing poorly. (Source: Investopedia.com.)

Past results are not predictive of results in future periods.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2024. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. The waivers and reimbursement will be in effect through at least May 1, 2024, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series® — International Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series® — Washington Mutual Investors Fund and American Funds Insurance Series® — U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth-Income Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series® — Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund increased 22.91% for the 12 months ended December 31, 2023, compared with a return of 22.20% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the fund, sector selection in the utilities and financials sectors were among the top contributors to relative returns.2 Larger-than-index positions in Novo Nordisk and Chipotle Mexican Grill were among the top individual contributors to the portfolio. Danish biopharmaceutical firm Novo Nordisk, an innovator in the treatment and management of diabetes and obesity, saw its shares rise on strong financial results and clinical trial outcomes. Meanwhile, Chipotle experienced double-digit revenue growth in 2023, driven by strong earnings and higher operating margin. On the downside, sector selection in health care and stock selection in information technology detracted from relative results. Smaller-than-benchmark weights in Apple and Amazon.com were among the top individual detractors.

On a geographic basis, stocks of companies domiciled in the United States and Denmark were among the top contributors to results, while stocks of companies based in Germany and Hong Kong were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[3]
		1 year	5 years	10 years	Lifetime (since April 30, 1997)	Gross expense ratio	Net expense ratio

	Class 1	22.91%	13.93%	9.85%	10.04%	0.52%	0.41%
	Class 1A	22.60	13.65	9.58	9.77	0.77	0.66
	Class 2	22.60	13.65	9.58	9.77	0.77	0.66
	Class 4	22.29	13.36	9.30	9.51	1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2]Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia. com.)

[3]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund advanced 16.45% for the 12 months ended December 31, 2023. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, returned 16.84%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI All Country World Index, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the financials sector contributed positively to relative returns.2 A larger-than-index investment in Draftkings was among the fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector detracted from returns. Within individual securities, health care provider Insulet was a top detractor, as its stock lagged the broader market.

Geographically, investments in companies domiciled in the United States and India were overall additive to returns, while investments in those domiciled in Italy and China were detractors, overall.

Looking ahead, one thing that the portfolio managers know is that unexpected events will shape the market environment in 2024. That said, we also believe our robust global research will allow us to continue to identify attractive investment opportunities in companies with long-term potential. We thank you for the support you have shown for the fund thus far and we look forward to reporting back to you in another six months.

6	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[3]
		1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

	Class 1	16.45%	8.57%	6.04%	8.70%	0.70%	0.66%
	Class 1A	16.15	8.31	5.79	8.43	0.95	0.91
	Class 2	16.17	8.31	5.78	8.43	0.95	0.91
	Class 4	15.79	8.03	5.51	8.16	1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2]Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia. com.)

[3]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund returned 38.81% for the 12 months ended December 31, 2023, compared with an increase of 26.29% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value. The Nasdaq Composite, a market capitalization-weighted index that is heavily weighted toward the technology sector, soared 43.42%.

Regarding the fund, stock selection within the communication services and industrials sectors were the top contributors to relative returns.2 A larger-than-benchmark position in Meta Platforms buoyed results as the company adopted a posture of cost cutting and operational efficiency that, when combined with strong user growth, drove near record-high revenue. On the downside, a lower-than-benchmark position in the information technology sector weighed on results and a smaller-than-benchmark position in NVIDIA detracted from returns.

Looking forward, the fund’s managers take an overall positive view of economic indicators for the coming year. Inflation has declined meaningfully, although it remains above the Federal Reserve’s target. Likewise, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy has remained incredibly resilient throughout. Whether and when the pause will pivot to rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with, but the idea of a soft landing seems far more realistic than a year ago. Regardless of the outcome, the managers will continue to focus on opportunities for long-term capital appreciation based on a time-tested investment approach in pursuit of superior returns for investors.

8	American Funds Insurance Series

Growth Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[3]
					Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	38.81%	18.97%	14.64%	13.24%	0.34%
	Class 1A	38.47	18.68	14.36	12.96	0.59
	Class 2	38.49	18.68	14.36	12.96	0.59
	Class 3	38.56	18.76	14.43	13.04	0.52
	Class 4	38.13	18.38	14.07	12.68	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2]Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia. com.)

[3]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund returned 16.12% for the 12 months ended December 31, 2023, compared with the 15.62% return of its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.).

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI ex USA, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the information technology and consumer discretionary sectors boosted relative returns.2 Within individual securities, a larger-than-index position in South Korean chipmaker SK Hynix was among the top individual contributors. On the downside, stock selection within the materials and financials sectors dragged on returns. A larger-than-index position in the Canadian mining and metals company, First Quantum Minerals, was a detractor.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. Overall, the fund’s portfolio managers have a positive view of economic indicators for the coming year and, supported by our global research capabilities, believe they will continue to identify attractive investment opportunities in companies with long-term potential for investors.

10	American Funds Insurance Series

International Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[3]				Lifetime	Expense
		1 year	5 years	10 years	(since May 1, 1990)	ratio

	Class 1	16.12%	5.10%	3.67%	7.33%	0.53%
	Class 1A	15.85	4.83	3.42	7.06	0.78
	Class 2	15.84	4.83	3.41	7.06	0.78
	Class 3	15.99	4.92	3.49	7.13	0.71
	Class 4	15.56	4.58	3.15	6.80	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: MSCI The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2] Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia. com.)

[3] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund returned 16.22% for the 12 months ended December 31, 2023. Its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), advanced 22.20%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), returned 9.83%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Emerging markets stocks rose despite China’s slowing economy. Interest rate cuts in several developing countries as well as expected cuts in the U.S. helped returns, along with economic growth and U.S. dollar weakness.

Within the portfolio, stock selection in the health care and consumer staples sectors contributed to the fund’s relative returns.2 Danish biopharmaceutical firm Novo Nordisk was a top individual contributor, as its stock saw returns that outpaced the broader market. Online e-commerce firm MercadoLibre was also a positive contributor. On the downside, stock selection within the information technology sector dragged on relative returns. Among individual securities, smaller-than-benchmark positions in NVIDIA and Apple detracted from relative results.

The investment environment remains challenging, with a wide range of uncertainties affecting equity prices, including global shifts in monetary policy and elevated geopolitical tensions. The portfolio managers believe the fund’s flexibility in seeking investments in both the developed world and emerging markets will provide significant opportunities in these conditions. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

12	American Funds Insurance Series

New World Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[3]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since June 17, 1999)	expense ratio	expense ratio

	Class 1	16.22%	8.90%	4.95%	7.79%	0.64%	0.57%
	Class 1A	15.98	8.63	4.69	7.52	0.89	0.82
	Class 2	15.99	8.64	4.69	7.52	0.89	0.82
	Class 4	15.67	8.37	4.43	7.26	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2] Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia. com.)

[3] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	13

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund returned 17.66% for the 12 months ended December 31, 2023. Its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, advanced 26.29%.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

Regarding the fund, stock selection in the financials sector was one of the top contributors to relative returns.2 Among individual securities, a higher-than-benchmark position in Broadcom was a top contributor, as the stock outpaced the broader equity market. On the downside, security selections within the consumer discretionary sector weighed on returns. A lower-than-index position in Amazon.com weighed on relative returns as the stock outpaced the market overall.

Looking ahead, while the market has priced-in a soft landing, an inverted yield curve3 could signal a looming recession. Offsetting this view has been a string of low unemployment numbers that point to strength in the economy. In the meantime, the Fed appears to remain committed to lowering inflation by holding rates at higher levels for longer. In 2024, the fund’s portfolio managers will begin to get a clean read on the health of the consumer as pandemic-era stimulus and support wanes and the cumulative effects of monetary policy take hold. Those effects could portend higher volatility and more downside in the markets, or taming inflation and a downbeat economy could send stocks higher. Time will tell. Regardless of the outcome, we will continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[4]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since July 5, 2001)	expense ratio	expense ratio

	Class 1	17.66%	12.90%	10.19%	7.42%	0.41%	0.27%
	Class 1A	17.29	12.60	9.92	7.16	0.66	0.52
	Class 2	17.29	12.60	9.91	7.15	0.66	0.52
	Class 4	16.97	12.33	9.64	6.91	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2] Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia. com.)

[3] Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)

[4] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund returned 21.22% for the 12 months ended December 31, 2023, compared with a 22.20% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the industrials sector was a top contributor to relative returns.2 Results were also helped by holdings in Broadcom, which saw returns over the period that outpaced the broader market as falling interest rate expectations raised hopes of an overall improvement in global demand for electronics products. On the downside, the portfolio’s lower-than-benchmark position in NVIDIA and stock selection within the financials sector were among the top detractors to returns. The portfolio’s position in Vale, a Brazil-based mining company, also weighed on returns as shares fell amid faltering Chinese demand and worries on the strength of the country’s economic recovery together with mixed financial results.

On a geographical basis, stocks domiciled in the eurozone contributed the most to relative returns, while the portfolio’s holdings in Brazil were among the largest detractors from overall returns.

Looking ahead, the investment environment remains challenging, with a wide range of uncertainties affecting equity prices, including global shifts in monetary policy and elevated geopolitical tensions. The portfolio managers believe the fund’s flexibility in seeking investments around the world will provide significant opportunities in these conditions. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

16	American Funds Insurance Series

Capital World Growth and Income Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[3]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 1, 2006)	expense ratio	expense ratio

	Class 1	21.22%	10.60%	7.90%	7.19%	0.51%	0.41%
	Class 1A	20.87	10.33	7.65	6.93	0.76	0.66
	Class 2	20.88	10.34	7.62	6.92	0.76	0.66
	Class 4	20.65	10.07	7.36	6.67	1.01	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2] Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia. com.)

[3] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund returned 26.47% for the 12 months ended December 31, 2023, compared with a return of 26.29% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value. A strong labor market and resilient consumer spending helped the U.S. economy avoid a recession, which once seemed inevitable, and inflation declined rapidly throughout the year.

Regarding the fund, investments within the health care and financials sectors were top contributors to the fund’s relative returns.2 Larger-than-benchmark positions in Broadcom and General Electric were top individual contributors, as these stocks outpaced the market overall. On the downside, sector selection in the information technology and consumer discretionary sectors dragged on portfolio returns. Smaller-than-benchmark positions in Apple and NVIDIA detracted.

Looking ahead, the fund’s managers take an overall positive view of economic indicators for the coming year. Inflation has declined meaningfully, although it remains above the Federal Reserve’s target. Likewise, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy has remained incredibly resilient throughout. Whether and when the pause will pivot to rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with, but the idea of a soft landing seems far more realistic than a year ago. As a result, portfolio managers believe the outlook is positive for corporate earnings to improve and for stocks to move higher as a result. They will continue to build positions in companies and stocks in which they see long-term value potential.

18	American Funds Insurance Series

Growth-Income Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[3]				Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	26.47%	13.65%	11.19%	11.38%	0.28%
	Class 1A	26.12	13.36	10.92	11.10	0.53
	Class 2	26.14	13.36	10.91	11.10	0.53
	Class 3	26.23	13.44	10.99	11.18	0.46
	Class 4	25.82	13.08	10.63	10.83	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2]Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia. com.)

[3]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund returned 16.08% for the 12 months ended December 31, 2023, compared with a return of 15.62% for its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI ex USA, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Regarding the fund, stock selection within the industrials and information technology sectors were additive to relative results.2 Within individual securities, Danish biopharmaceutical firm Novo Nordisk was a top contributor due to returns that outpaced the broader market. On the downside, security selection within the financials and consumer staples sectors detracted from returns. Positions in British American Tobacco and China-based personal financial services provider Ping An Insurance were among the top individual detractors.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. In this environment, the fund’s managers continue to focus on businesses they believe will provide good value over the long-term, as guided by the fundamental, global research that underpins investment decisions.

20	American Funds Insurance Series

International Growth and Income Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[3]				Lifetime	Expense
		1 year	5 years	10 years	(since November 18, 2008)	ratio

	Class 1	16.08%	6.38%	3.57%	7.49%	0.56%
	Class 1A	15.92	6.13	3.33	7.24	0.81
	Class 2	15.76	6.11	3.31	7.22	0.81
	Class 4	15.66	5.86	3.06	6.98	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2]Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)

[3]Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, returned 9.28% for the 12 months ended December 31, 2023. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index1 advanced 17.06%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), returned 22.20%. The Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Bond markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

In the equity portfolio, stock selection in the financials sector was a top contributor to relative returns.4 On the downside, a smaller-than-benchmark position in the information technology sector was among the largest detractors from returns.

Sector and security selection was additive to relative returns overall in the fund’s fixed income portfolio, while duration and curve positioning detracted.

While the likelihood of recession may have diminished for now, the fund’s managers are mindful that downside risks remain prevalent. Slowing growth, softening labor markets, rising geopolitical tensions and the 2024 U.S. presidential election all have the potential to impact markets. The managers are cautious about weakening economic activity as the Fed has aggressively raised interest rates and continues to reduce its balance sheet. The fund is well-positioned to use its geographic flexibility to pursue dividend-paying investment opportunities around the world. Fund managers will continue to adhere to the fund’s two primary objectives, which are (1) to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital. This approach may have the potential to generate equity-like returns with relatively less volatility than global markets. The fund’s managers remain optimistic about the companies with growing dividends that were selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[5]
				Lifetime	Gross	Net
		1 year	5 years	(since May 1, 2014)	expense ratio	expense ratio

	Class 1	9.28%	7.72%	4.83%	0.41%	0.28%
	Class 1A	9.01	7.46	4.58	0.66	0.53
	Class 2	9.01	7.47	4.63	0.66	0.53
	Class 4	8.75	7.18	4.31	0.91	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

¹Data sources: MSCI and Bloomberg Index Services Ltd. 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

[2]Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.

[3]Source: Bloomberg Index Services Ltd.

[4]Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)

[5]Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, returned 14.55% for the 12 months ended December 31, 2023. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index1 advanced 17.67%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, climbed 26.29%, while the Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

Bond markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

In the equity portfolio, investment selection within the energy and communication services sectors were among the top contributors to returns relative to the S&P 500 Index. Results were helped by holdings in Broadcom, which saw returns over the period that outpaced the broader equity market as falling interest rate expectations raised hopes of an overall improvement in global demand for electronics products. On the downside, a smaller-than-benchmark weight in the information technology sector and stock selection within the consumer discretionary sector weighed on relative returns. The portfolio’s lower-than-benchmark holding in Apple also detracted.

Overall, the fund’s fixed income investments were additive to returns relative to the Bloomberg U.S. Aggregate Index. Sector and security selection contributed positively to results, while duration4 and curve5 positioning detracted. Out-of-benchmark positions within U.S. Treasury Inflation-Protected Securities (TIPS) and high-yield bonds also added to returns. Derivatives, which are used as tools for implementing the portfolio’s duration, curve and credit positioning, detracted from results.

The growth outlook is more benign heading into 2024, but the fund’s managers remain cautious. In the wake of the strong stock market returns of 2023, stock markets may not be as strong in 2024. Fund managers remain focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.

24	American Funds Insurance Series

Asset Allocation Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[6]
					Lifetime	Expense
		1 year	5 years	10 years	(since August 1,1989)	ratio

	Class 1	14.55%	9.47%	7.51%	8.40%	0.30%
	Class 1A	14.32	9.19	7.26	8.13	0.55
	Class 2	14.27	9.20	7.25	8.13	0.55
	Class 3	14.37	9.27	7.32	8.21	0.48
	Class 4	14.02	8.92	6.98	7.87	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

[1]  Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[2]  Source: S&P Dow Jones Indices LLC.

[3]  Source: Bloomberg Index Services Ltd.

[4]  Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)

[5]  Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)

[6]  Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	25

American Funds® Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Global Balanced Fund returned 14.05% for the 12 months ended December 31, 2023. Over the same period, the fund’s index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index1 rose 15.43%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), returned 22.20%, while the Bloomberg Global Aggregate Index,3 a measure of global investment-grade bonds (rated BBB/Baa and above), returned 5.72%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Bonds markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

Within the equity portfolio of the fund, stock selection in the materials and energy sectors were among the top contributors to returns relative to the MSCI ACWI. Within individual securities, Broadcom was a top contributor due to returns that outpaced the global equity market. On the downside, stock selection within the financials sector weighed on returns. A lower-than-benchmark holding in Apple was a top detractor. The fund’s fixed income investments were additive to returns relative to the Bloomberg Global Aggregate Index. Duration4 positioning was the top contributor to relative returns, and overall sector selection was also positive. Security selection detracted modestly from relative returns.

Fund managers view the year ahead as having a combination of promising possibilities intertwined with lingering economic and geopolitical uncertainties. Encouragingly, some inflation data is suggestive of tempering price and cost pressures and, correspondingly, interest rates have also moderated from recent highs. Among stock sectors, fund managers continue to find attractive investment opportunities as renewable energy incentives and demographic changes are expected to aid growth. The fund’s fixed income portfolio’s positioning remains modestly cautious given the current geopolitical environment, but managers are confident in the opportunities available in bond markets that are now delivering meaningful income. As always, managers continue to focus on core principles of global research, individual security selection and bottom-up fundamental analysis to underpin investment decisions.

26	American Funds Insurance Series

American Funds® Global Balanced Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[5]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 2, 2011)	expense ratio	expense ratio

	Class 1	14.05%	7.69%	5.66%	5.90%	0.53%	0.52%
	Class 1A	13.77	7.44	5.41	5.66	0.78	0.77
	Class 2	13.83	7.44	5.40	5.64	0.78	0.77
	Class 4	13.45	7.16	5.20	5.46	1.03	1.02

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

[1] Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[2] Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.

[3] Source: Bloomberg Index Services Ltd.

[4] Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)

[5] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America rose 5.21% for the 12 months ended December 31, 2023. The fund’s benchmark, Bloomberg U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

U.S. bond markets exhibited great volatility in 2023. The U.S. 10-year Treasury yield started the year at 3.9%, fell to 3.3% in April, rose to 5.0% in October, and then rebounded strongly to end the year close to where it started at 3.9%. The shape of the U.S. yield curve2 was also quite volatile as the two-year to 10-year curve flattened multiple times to multi-decade-record inverted levels, then it steepened in the second half of the year to end the year modestly inverted by –37 basis points (bps). All major U.S. fixed income sectors posted positive total returns.

Over the period, sector selection was the largest contributor to results with the most significant returns coming from active positions in high yield, mortgage-backed securities (MBS), investment grade corporates and emerging markets. Security selection was also a modest contributor with the majority of gains coming from investments in the investment grade corporate, securitized credit and emerging market sectors.

On the downside, positioning for a steeper yield curve was the largest detractor from returns relative to the index as the modest steepening of the yield curve over the course of the year was not enough to overcome the negative income drag associated with the position. Duration3 positioning was also a modest detractor from relative returns over the period. Derivatives, which are used as tools for implementing the portfolio’s duration, curve and credit positioning, therefore also detracted from results.

While the market experienced great volatility in 2023, two broad themes remained in place – slowing economic growth and decelerating inflation. This should continue to lead to positive outcomes for both duration and credit, and may be magnified as managers expect significant allocations to core bond funds in 2024. While the likelihood of recession may have diminished for now, managers are mindful that downside risks remain prevalent. Managers are concentrating the fund’s duration position at the shorter end of the rate curve (two-year to seven-year), which should benefit from expected Fed cuts in 2024. Managers are underweighting the long end of the curve (10-year to 30-year), which is less likely to benefit from rate cuts and could be negatively affected by elevated U.S. Treasury issuance to fund sustained high government deficits.

As valuations for risky assets like corporate bonds continue to move higher, managers will continue to harvest gains where possible and reinvest in higher-quality sectors and securities like AAA structured credit and agency MBS that have similar upside potential but should be more resilient if an unexpected shock emerges in 2024. In addition, managers expect that research-driven security selection will be an important contributor to results over the course of the year.

28	American Funds Insurance Series

The Bond Fund of America®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[4]
		1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

	Class 1	5.21%	2.14%	2.33%	4.09%	0.38%	0.23%
	Class 1A	4.89	1.87	2.08	3.83	0.63	0.48
	Class 2	5.02	1.89	2.08	3.83	0.63	0.48
	Class 4	4.72	1.62	1.83	3.57	0.88	0.73

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source:  Bloomberg Index Services Ltd.

[2] Yield  curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and fl at. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)

[3] Duration  measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)

[4] Periods  greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund rose 6.39% for the 12 months ended December 31, 2023. The fund’s benchmark, the Bloomberg Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), returned 5.72%.

Bonds markets rebounded in 2023, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

Over the period, the largest contributions to the fund’s relative returns2 were duration3 positioning and sector selection, with a modest boost from security selection. Overall currency positioning was a modest detractor from comparative returns, due to the impact of currency hedging. An off-benchmark allocation to Brazilian sovereign bonds contributed meaningfully to relative returns, as did greater-than-benchmark holdings in Mexican and German sovereign bonds. On the downside, less-than-benchmark allocations to uniform mortgage-backed securities and U.S. Treasuries detracted from relative results.

Looking ahead, slowing inflation across many countries should allow global rates to move lower over the medium term. The fund’s managers believe U.S. economic growth may persist at a slower pace, while economic outcomes across other parts of the developed world may be more mixed. The outlook for emerging markets is reasonably constructive, supported by the somewhat unexpected dovish tilt by the Fed in late 2023. Many economies are headed into an election cycle in 2024, which could lead to an increase in the potential for policy direction changes as well as an uptick in market volatility. The overall uncertainty of the macro backdrop combined with somewhat tight valuations across credit sectors leads the fund’s managers to prefer modestly cautious positioning in the portfolio.

30	American Funds Insurance Series

Capital World Bond Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[4]
		1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

	Class 1	6.39%	–0.07%	0.62%	2.63%	0.48%
	Class 1A	6.11	–0.33	0.38	2.38	0.73
	Class 2[5]	6.14	–0.33	0.36	2.37	0.73
	Class 4	5.89	–0.56	0.12	2.14	0.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2] Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)

[3] Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)

[4] Periods greater than one year are annualized.

[5] Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust rose 12.69% for the 12 months ended December 31, 2023. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, returned 13.44%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

At a high level, while overall security selection detracted from the fund’s relative returns3 over the period, investments within the energy and communications sectors contributed positively to relative results. On the downside, security selection within the cyclical and non-cyclical consumer goods sectors detracted from relative results.

With high-yield bond yields close to their long-term average, markets now reflect the somewhat higher inflation expectations and higher real interest rates that emerged over the last year. The substantial yield increases across fixed income markets over the last two years provides a more attractive forward return outlook, and although yields may continue to adjust to higher levels, the potential for higher or lower yields is now more balanced. The fund’s managers continue to seek attractive opportunities within the high yield market that appropriately compensate for the underlying investment risks.

32	American Funds Insurance Series

American High-Income Trust®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[4]
		1 year	5 years	10 years	Lifetime (since February 8,1984)	Gross expense ratio	Net expense ratio

	Class 1	12.69%	6.36%	4.67%	8.27%	0.44%	0.32%
	Class 1A	12.40	6.09	4.42	8.00	0.69	0.57
	Class 2	12.45	6.09	4.41	8.00	0.69	0.57
	Class 3	12.54	6.17	4.48	8.08	0.62	0.50
	Class 4	12.18	5.84	4.15	7.74	0.94	0.82

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: Bloomberg Index Services Ltd.

[2] Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)

[3] Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)

[4] Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund returned 4.03% for the 12 months ended December 31, 2023. Its benchmark index, Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 5.05%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

Regarding the fund, curve positioning weighed on results overall and sector and security selection only contributed modestly either positively or negatively to results. Derivatives, which are used as tools for implementing the portfolio’s duration3 and curve positioning, collectively detracted from results as U.S. Treasury futures were used to implement the fund’s curve exposure.

The fund’s focus remains on meeting its core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and its use as a building block in investor portfolios. They are cautious about weakening economic activity as the U.S. Federal Reserve has aggressively raised interest rates and continues to reduce its balance sheet. The fund is positioned with the view that inflation will continue to come down rapidly toward the Fed’s target and that a contraction in growth is likely sometime in the next year.

34	American Funds Insurance Series

American Funds Mortgage Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[4]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 2, 2011)	expense ratio	expense ratio

	Class 1	4.03%	1.06%	1.74%	1.84%	0.40%	0.32%
	Class 1A	3.72	0.80	1.49	1.58	0.65	0.57
	Class 2	3.68	0.80	1.48	1.58	0.65	0.57
	Class 4	3.51	0.57	1.24	1.38	0.90	0.82

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source:  Bloomberg Index Services Ltd.

[2] Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and fl at. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)

[3] Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)

[4] Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund returned 4.94% for the 12 months ended December 31, 2023, compared with a 5.19% rise in the Bloomberg Short-Term Government/Corporate Index,¹ which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

With a focus on capital preservation and liquidity, the fund continues to invest in a conservative manner, typically investing in both shorter duration2 and higher quality securities relative to the index. This approach benefited the fund during the first half of the year with the U.S. Federal Reserve raising its benchmark rate by 25 basis points four times through July. The benchmark rate remained unchanged for the rest of 2023.

Short-term interest rates are now at a 23-year high following 11 total hikes over the last two years. With inflation declining throughout the year and now close to the Fed’s target, market expectations indicate the Fed’s benchmark rate is at or near its peak, and rate cuts are a strong possibility for 2024.

36	American Funds Insurance Series

Ultra-Short Bond Fund  (continued)

Total returns based on a $1,000 investment	For periods ended December 31, 2023[3]
					Lifetime	Expense
		1 year	5 years	10 years	(since February 8, 1984)	ratio

	Class 1	4.94%	1.63%	1.00%	3.21%	0.31%
	Class 1A	4.79	1.60	0.91	2.99	0.56
	Class 2	4.64	1.37	0.74	2.95	0.56
	Class 3	4.75	1.46	0.82	3.02	0.49
	Class 4	4.44	1.12	0.53	2.71	0.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.

[2] Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)

[3] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023	Commercial paper	78.0%
	U.S. Treasury bills	17.3%
	Federal agency bills & notes	8.2%
	Other assets less liabilities	–3.5%
	Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund returned 3.21% for the 12 months ended December 31, 2023. Its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, returned 4.45%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

Regarding the fund, top contributors to returns relative to the benchmark were sector allocation decisions to mortgage-backed securities (MBS). On the downside, duration3 and curve positioning weighed on returns relative to the benchmark. Interest rate derivatives, which are used as tools for implementing the portfolio’s duration and curve positioning, collectively detracted from results.

Over the last two years, the U.S. Federal Reserve has tightened monetary policy considerably and the rate of inflation has come down rapidly. Going forward, it is more likely the Fed will ease its policy as inflation approaches its 2% target. So far, the Fed’s unwinding of massive monetary support has resulted in minimal disruptions to financial markets and the economy; however, we are more concerned about the outlook as the lagged impact of tighter monetary conditions on financial markets and the economy remain uncertain. The fund’s managers intend to use all the tools at their disposal to navigate these volatile markets as they seek to protect and grow shareholder assets over time.

38	American Funds Insurance Series

U.S. Government Securities Fund®  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[4]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since December 2, 1985)	expense ratio	expense ratio

	Class 1	3.21%	1.31%	1.78%	5.12%	0.33%	0.26%
	Class 1A	2.88	1.04	1.54	4.86	0.58	0.51
	Class 2	2.89	1.04	1.52	4.86	0.58	0.51
	Class 3	3.00	1.12	1.60	4.93	0.51	0.44
	Class 4	2.62	0.79	1.27	4.61	0.83	0.76

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: Bloomberg Index Services Ltd. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

[2] Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and fl at. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)

[3] Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)

[4] Periods greater than one year are annualized.

Percent of net assets

Where the fund’s assets were invested as of December 31, 2023

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 23.77% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index – Moderate Aggressive1 advanced 18.69%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments within the communication services and industrials sectors were the top contributors to relative returns.3 The return of the underlying The Bond Fund of America detracted slightly from relative results versus its primary benchmark, the Bloomberg U.S. Aggregate Index.4 The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

40	American Funds Insurance Series

Managed Risk Growth Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[5]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	23.77%	11.26%	8.62%	9.48%	0.74%	0.69%
	Class P2	23.50	10.98	8.30	9.18	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: S&P Dow Jones Indices LLC.

[3] Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)

[4] Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.

[5] Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 6.36% for the 12 months ended December 31, 2023, compared to S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which advanced 13.29%. MSCI ACWI (All Country World Index) ex USA,2 a free fl oat-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), returned 15.62%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– International Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Within the underlying International Fund, stock selection within the information technology and consumer discretionary sectors boosted relative returns.3 On the downside, stock selection within the financials and materials sectors detracted from relative results. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

42	American Funds Insurance Series

Managed Risk International Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[4]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	6.36%	1.04%	0.58%	1.37%	0.95%	0.85%
	Class P2	6.22	0.79	0.24	1.03	1.20	1.10

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

[3] Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)

[4] Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 10.04% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index – Moderate1 advanced 16.81%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Washington Mutual Investors Fund and American Funds Insurance Series®– U.S. Government Securities Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s security selection within the financials sector was one of the top contributors to relative returns.3 On the downside, security selections within the consumer discretionary sector weighed on returns. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

44	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[4]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	10.04%	5.89%	5.08%	5.89%	0.69%	0.64%
	Class P2	9.73	5.59	4.73	5.55	0.94	0.89

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: S&P Dow Jones Indices LLC.

[3] Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)

[4] Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 16.17% for the 12 months ended December 31, 2023, compared to the S&P 500 Managed Risk Index – Moderate,1 which advanced 16.81%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Growth-Income Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments within the health care and financials sectors were the top contributors to relative returns.3 On the downside, sector selection in the information technology and consumer discretionary sectors weighed on relative results. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

46	American Funds Insurance Series

Managed Risk Growth-Income Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[4]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since May 1, 2013)	expense ratio	expense ratio

	Class P1	16.17%	7.86%	6.46%	7.54%	0.67%	0.62%
	Class P2	15.90	7.60	6.15	7.24	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1] Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2] Source: S&P Dow Jones Indices LLC.

[3] Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)

[4] Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	47

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 10.51% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index — Moderate Conservative1 advanced 15.10%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investment selections within the energy and communication services sectors were among the top contributors to relative returns.3 On the downside, a smaller-than-benchmark weight in the information technology sector and stock selection within the consumer discretionary sector weighed on relative returns. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

48	American Funds Insurance Series

Managed Risk Asset Allocation Fund  (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment	For periods ended December 31, 2023[5]
					Lifetime	Gross	Net
		1 year	5 years	10 years	(since September 28, 2012)	expense ratio	expense ratio

	Class P1	10.51%	6.17%	5.01%	6.32%	0.70%	0.65%
	Class P2	10.23	5.91	4.74	6.06	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

[2]Source: S&P Dow Jones Indices LLC.

[3]Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)

[4]Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.

[5]Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	49

Global Growth Fund

Investment portfolio December 31, 2023

Common stocks 95.01%		Shares	Value (000)
Information technology 27.78%	Microsoft Corp.	1,630,630	$613,182
	ASML Holding NV	436,031	329,209
	ASML Holding NV (ADR)	190,245	144,000
	Taiwan Semiconductor Manufacturing Co., Ltd.	10,510,200	202,274
	NVIDIA Corp.	328,443	162,651
	Applied Materials, Inc.	923,000	149,591
	Broadcom, Inc.	85,007	94,889
	Apple, Inc.	407,245	78,407
	Samsung Electronics Co., Ltd.	1,147,808	69,810
	Keyence Corp.	117,700	51,593
	Synopsys, Inc.[1]	99,853	51,415
	Capgemini SE	236,014	49,373
	Shopify, Inc., Class A, subordinate voting shares[1]	415,875	32,397
	EPAM Systems, Inc.[1]	93,560	27,819
	Salesforce, Inc.[1]	95,600	25,156
	Arista Networks, Inc.[1]	102,856	24,224
	TE Connectivity, Ltd.	112,664	15,829
	NEC Corp.	243,600	14,374

			2,136,193

Health care 16.00%	Novo Nordisk AS, Class B	3,572,824	369,554
	DexCom, Inc.[1]	969,700	120,330
	UnitedHealth Group, Inc.	218,500	115,034
	Eli Lilly and Co.	155,740	90,784
	Regeneron Pharmaceuticals, Inc.[1]	95,036	83,469
	AstraZeneca PLC	547,010	73,673
	Thermo Fisher Scientific, Inc.	128,666	68,295
	Centene Corp.[1]	661,665	49,102
	Pfizer, Inc.	1,235,000	35,556
	Sanofi	333,000	33,014
	Cigna Group (The)	104,417	31,268
	Siemens Healthineers AG	345,670	20,087
	Alnylam Pharmaceuticals, Inc.[1]	104,200	19,945
	Bayer AG	537,074	19,938
	Zoetis, Inc., Class A	90,200	17,803
	Vertex Pharmaceuticals, Inc.[1]	43,700	17,781
	EssilorLuxottica SA	88,074	17,702
	Argenx SE (ADR)[1]	36,200	13,772
	Catalent, Inc.[1]	287,200	12,904
	Bachem Holding AG	93,403	7,236
	Roche Holding AG, nonvoting non-registered shares	22,102	6,406
	Sonova Holding AG	17,000	5,559
	Viatris, Inc.	110,678	1,199
	Euroapi SA1	5,869	37

			1,230,448

Consumer discretionary 14.87%	Chipotle Mexican Grill, Inc.[1]	146,200	334,354
	LVMH Moët Hennessy-Louis Vuitton SE	224,441	182,050
	Floor & Decor Holdings, Inc., Class A1	914,698	102,044
	Renault SA	1,688,781	69,102
	Booking Holdings, Inc.[1]	16,000	56,755
	MGM China Holdings, Ltd.[1]	39,729,200	50,333
	Evolution AB	367,568	43,993
	Prosus NV, Class N	1,449,418	43,217
	MercadoLibre, Inc.[1]	22,250	34,967
	Home Depot, Inc.	95,121	32,964
	Amazon.com, Inc.[1]	213,125	32,382
	lululemon athletica, Inc.[1]	52,600	26,894
	InterContinental Hotels Group PLC	254,000	22,941
	Moncler SpA	360,570	22,235

50	American Funds Insurance Series

Global Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary (continued)	Wynn Macau, Ltd.[1,2]	21,430,000	$17,618
	Tractor Supply Co.	75,200	16,170
	LKQ Corp.	305,253	14,588
	Tesla, Inc.[1]	48,800	12,126
	Global-E Online, Ltd.[1]	300,000	11,889
	Coupang, Inc., Class A1	645,404	10,449
	Five Below, Inc.[1]	30,349	6,469

			1,143,540

Financials 11.14%	Tradeweb Markets, Inc., Class A	1,527,288	138,800
	3i Group PLC	3,026,000	93,147
	AXA SA	2,209,893	72,137
	Fiserv, Inc.[1]	497,600	66,101
	HDFC Bank, Ltd.	3,131,460	64,240
	AIA Group, Ltd.	5,687,800	49,401
	Blackstone, Inc.	366,835	48,026
	Prudential PLC	3,390,552	38,168
	Citigroup, Inc.	617,255	31,752
	Société Générale	1,054,981	28,127
	Aon PLC, Class A	96,600	28,112
	London Stock Exchange Group PLC	234,953	27,775
	Visa, Inc., Class A	90,997	23,691
	Banco Santander, SA	5,334,500	22,269
	Mastercard, Inc., Class A	49,000	20,899
	Wells Fargo & Co.	347,300	17,094
	Julius Baer Group, Ltd.	262,000	14,722
	VZ Holding AG	123,517	14,423
	Ameriprise Financial, Inc.	34,676	13,171
	Eurobank Ergasias Services and Holdings SA1	6,791,000	12,054
	UBS Group AG	361,871	11,239
	Swissquote Group Holding, Ltd.	40,733	9,934
	Nasdaq, Inc.	88,000	5,116
	Kaspi.kz JSC (GDR)	44,512	4,096
	Jackson Financial, Inc., Class A	44,327	2,270
	Moscow Exchange MICEX-RTS PJSC[3]	12,640,000	–	[4]

			856,764

Industrials 8.02%	Safran SA	521,514	91,997
	Caterpillar, Inc.	231,600	68,477
	ASSA ABLOY AB, Class B	1,908,644	54,987
	Schneider Electric SE	181,009	36,446
	Alliance Global Group, Inc.	156,400,700	31,810
	Airbus SE, non-registered shares	188,333	29,071
	GT Capital Holdings, Inc.	2,454,611	26,140
	Ryanair Holdings PLC (ADR)	191,047	25,478
	Boeing Co.[1]	91,400	23,824
	Techtronic Industries Co., Ltd.	1,679,500	20,088
	NIBE Industrier AB, Class B	2,804,896	19,825
	TransDigm Group, Inc.	18,400	18,613
	DSV A/S	97,734	17,193
	Daikin Industries, Ltd.	103,400	16,796
	Huntington Ingalls Industries, Inc.	55,772	14,481
	Carrier Global Corp.	242,000	13,903
	SMC Corp.	22,500	12,032
	Recruit Holdings Co., Ltd.	277,600	11,852
	Trane Technologies PLC	44,000	10,732
	TFI International, Inc. (CAD denominated)	73,941	10,058
	BAE Systems PLC	697,000	9,861
	Kühne + Nagel International AG	21,500	7,412
	Interpump Group SpA	139,901	7,247

American Funds Insurance Series	51

Global Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Lifco AB, Class B	251,048	$6,172
	Melrose Industries PLC	842,000	6,083
	RS Group PLC	576,015	5,995
	Brenntag SE	58,000	5,325
	Weir Group PLC (The)	210,749	5,060
	Diploma PLC	109,000	4,965
	Northrop Grumman Corp.	10,500	4,915

			616,838

Consumer staples 4.94%	Nestlé SA	454,282	52,577
	Monster Beverage Corp.[1]	852,204	49,095
	Walgreens Boots Alliance, Inc.	1,832,723	47,852
	Keurig Dr Pepper, Inc.	1,284,530	42,801
	Dollar Tree Stores, Inc.[1]	262,250	37,253
	Carrefour SA, non-registered shares	1,478,107	27,053
	Costco Wholesale Corp.	35,970	23,743
	British American Tobacco PLC	813,000	23,725
	Kweichow Moutai Co., Ltd., Class A	74,500	18,096
	Philip Morris International, Inc.	167,000	15,711
	Pernod Ricard SA	67,053	11,857
	Dollar General Corp.	83,780	11,390
	Simply Good Foods Co.[1]	263,800	10,447
	Bunge Global SA	85,000	8,581

			380,181

Communication services 4.42%	Alphabet, Inc., Class A1	1,232,500	172,168
	Meta Platforms, Inc., Class A1	247,923	87,755
	Publicis Groupe SA	400,000	37,198
	CTS Eventim AG & Co. KGaA	224,500	15,511
	Tencent Holdings, Ltd.	297,100	11,225
	Bharti Airtel, Ltd.	868,779	10,763
	Koninklijke KPN NV	1,421,413	4,893

			339,513

Materials 4.26%	Sherwin-Williams Co.	385,500	120,237
	Linde PLC	211,003	86,661
	SIG Group AG1	1,798,000	41,384
	Shin-Etsu Chemical Co., Ltd.	552,500	23,087
	Amcor PLC (CDI)	1,867,000	18,048
	Vale SA, ordinary nominative shares	940,000	14,906
	DSM-Firmenich AG	93,100	9,479
	CF Industries Holdings, Inc.	111,262	8,845
	Dow, Inc.	81,000	4,442
	First Quantum Minerals, Ltd.	84,200	689

			327,778

Energy 3.32%	Canadian Natural Resources, Ltd. (CAD denominated)	1,286,000	84,252
	Reliance Industries, Ltd.	1,261,121	39,137
	Schlumberger NV	335,000	17,433
	Imperial Oil, Ltd.[2]	286,000	16,292
	Exxon Mobil Corp.	152,500	15,247
	TotalEnergies SE	218,273	14,827
	Halliburton Co.	368,390	13,317
	EOG Resources, Inc.	98,770	11,946
	Chevron Corp.	75,273	11,228
	NAC Kazatomprom JSC (GDR)	257,665	10,590
	Gaztransport & Technigaz SA	75,000	9,936
	Tourmaline Oil Corp.	121,801	5,478

52	American Funds Insurance Series

Global Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Energy (continued)	Enbridge, Inc. (CAD denominated)	148,655	$5,351
	Gazprom PJSC[1,3]	8,346,000	–	[4]
	LUKOIL Oil Co. PJSC[3]	246,300	–	[4]

			255,034

Utilities 0.20%	Brookfield Infrastructure Partners, LP	247,500	7,800
	FirstEnergy Corp.	205,396	7,530

			15,330

Real estate 0.06%	CBRE Group, Inc., Class A1	53,066	4,940

	Total common stocks (cost: $4,360,523,000)		7,306,559

Preferred securities 1.35%
Health care 1.09%	Sartorius AG, nonvoting non-registered preferred shares	228,400	84,033

Information technology 0.26%	Samsung Electronics Co., Ltd., nonvoting preferred shares	406,300	19,593

	Total preferred securities (cost: $24,068,000)		103,626

Short-term securities 3.84%

Money market investments 3.84%

	Capital Group Central Cash Fund 5.44%[5,6]	2,951,177	295,088

	Total short-term securities (cost: $295,100,000)		295,088

	Total investment securities 100.20% (cost: $4,679,691,000)		7,705,273
	Other assets less liabilities (0.20)%		(15,091)

	Net assets 100.00%		$7,690,182

American Funds Insurance Series	53

Global Growth Fund  (continued)

Investments in affiliates6

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Short-term securities 3.84%
Money market investments 3.84%
Capital Group Central Cash Fund 5.44%[5]	$164,535	$1,799,412	$1,668,911	$90	$(38)	$295,088	$14,357

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $19,320,000, which represented ..25% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Rate represents the seven-day yield at 12/31/2023.
[6]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

Refer to the notes to financial statements.

54	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2023

Common stocks 96.34%		Shares	Value (000)

Industrials 21.45%	International Container Terminal Services, Inc.	10,330,620	$45,754
	Stericycle, Inc.[1]	876,966	43,462
	Saia, Inc.[1]	74,294	32,557
	Visional, Inc.[1]	453,108	28,734
	Trelleborg AB, Class B	814,992	27,303
	Cleanaway Waste Management, Ltd.	12,501,414	22,870
	IMCD NV	130,815	22,825
	Interpump Group SpA	365,871	18,953
	Hensoldt AG	700,872	18,889
	ICF International, Inc.	131,986	17,698
	AZEK Co., Inc. (The), Class A1	451,373	17,265
	Diploma PLC	377,968	17,218
	Alfen NV1	252,591	16,836
	Instalco AB	4,098,065	16,629
	Fasadgruppen Group AB2	2,370,503	16,519
	Sulzer AG	151,412	15,468
	Cargotec OYJ, Class B, non-registered shares	240,146	13,977
	Wizz Air Holdings PLC[1]	487,387	13,678
	XPO, Inc.[1]	142,400	12,473
	Ceridian HCM Holding, Inc.[1]	176,930	11,876
	Reliance Worldwide Corp., Ltd.	3,875,607	11,670
	Daiseki Co., Ltd.	413,600	11,454
	Comfort Systems USA, Inc.	55,327	11,379
	NORMA Group SE, non-registered shares	640,303	11,331
	First Advantage Corp.	653,201	10,824
	Rumo SA	2,272,441	10,718
	CG Power and Industrial Solutions, Ltd.	1,913,647	10,434
	Engcon AB, Class B2	1,070,647	9,917
	Godrej Industries, Ltd.[1]	1,032,000	9,225
	Qantas Airways, Ltd.[1]	2,474,791	9,022
	LIXIL Corp.	718,100	8,973
	KEI Industries, Ltd.	225,049	8,776
	Trex Co., Inc.[1]	102,977	8,525
	EuroGroup Laminations SpA[1,2]	1,841,164	7,907
	Carel Industries SpA[2]	284,512	7,811
	Addtech AB, Class B	353,050	7,757
	MSC Industrial Direct Co., Inc., Class A	75,000	7,594
	GVS SpA[1]	1,192,262	7,339
	Applied Industrial Technologies, Inc.	40,766	7,040
	Inox Wind, Ltd.[1]	1,133,691	6,784
	Burckhardt Compression Holding AG	9,963	6,015
	SIS, Ltd.[1]	1,099,298	5,995
	ALS, Ltd.	650,000	5,675
	MISUMI Group, Inc.	330,306	5,571
	CBIZ, Inc.[1]	81,366	5,093
	DL E&C Co., Ltd.	177,600	4,957
	Japan Airport Terminal Co., Ltd.	109,801	4,831
	Beijer Ref AB, Class B2	356,644	4,780
	Harsha Engineers International, Ltd.	970,777	4,580
	Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1]	460,200	4,317
	ManpowerGroup, Inc.	41,873	3,328
	Atkore, Inc.[1]	19,430	3,109
	Aalberts NV, non-registered shares	64,502	2,807
	TELUS International (Cda), Inc., subordinate voting shares[1]	285,566	2,450
	Boyd Group Services, Inc.	7,695	1,617
	APi Group Corp.[1]	33,700	1,166
	Herc Holdings, Inc.	5,430	808
	McGrath RentCorp	2,607	312
	Antares Vision SpA[1]	44,315	91

			682,966

American Funds Insurance Series	55

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary 17.33%	Skechers USA, Inc., Class A1	700,000	$43,638
	DraftKings, Inc., Class A1	1,213,100	42,762
	Thor Industries, Inc.	340,472	40,261
	Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,800,384	33,709
	YETI Holdings, Inc.[1]	575,426	29,795
	Mattel, Inc.[1]	1,400,000	26,432
	Light & Wonder, Inc.[1]	299,658	24,605
	Five Below, Inc.[1]	112,000	23,874
	Lands’ End, Inc.[1,3]	2,100,000	20,076
	Evolution AB	164,961	19,744
	Wyndham Hotels & Resorts, Inc.	234,825	18,882
	Entain PLC	1,424,930	17,999
	Asbury Automotive Group, Inc.[1]	77,116	17,349
	Helen of Troy, Ltd.[1]	141,542	17,100
	Inchcape PLC	1,740,829	15,821
	MRF, Ltd.	9,822	15,289
	Zalando SE, non-registered shares[1]	606,948	14,372
	Domino’s Pizza Enterprises, Ltd.	291,120	11,650
	CAVA Group, Inc.[1]	244,691	10,517
	Golden Entertainment, Inc.	256,800	10,254
	TopBuild Corp.[1]	27,200	10,180
	HUGO BOSS AG	128,046	9,538
	Tube Investments of India, Ltd.	204,200	8,682
	Shoei Co., Ltd.	563,400	7,326
	International Game Technology PLC	252,200	6,913
	On Holding AG, Class A1	238,410	6,430
	NOK Corp.	465,800	6,190
	Steven Madden, Ltd.	145,406	6,107
	Camping World Holdings, Inc., Class A	216,408	5,683
	Musti Group OYJ	171,095	4,937
	Compagnie Plastic Omnium SA	337,633	4,498
	Kindred Group PLC (SDR)	441,611	4,086
	WH Smith PLC	233,887	3,967
	Ariston Holding NV	545,355	3,786
	Elior Group SA1	1,153,174	3,739
	Haichang Ocean Park Holdings, Ltd.[1]	30,194,000	3,673
	First Watch Restaurant Group, Inc.[1]	105,725	2,125

			551,989

Information technology 15.91%	PAR Technology Corp.[1,2]	865,592	37,688
	GitLab, Inc., Class A1	464,256	29,230
	SUMCO Corp.[2]	1,772,300	26,476
	Maruwa Co., Ltd.	114,247	23,786
	Rogers Corp.[1]	158,527	20,937
	Nordic Semiconductor ASA[1]	1,679,593	20,772
	ALTEN SA, non-registered shares	138,909	20,755
	Confluent, Inc., Class A1	882,632	20,654
	Wolfspeed, Inc.[1]	468,848	20,400
	Pegasystems, Inc.	383,239	18,725
	MACOM Technology Solutions Holdings, Inc.[1]	190,000	17,660
	Silicon Laboratories, Inc.[1]	131,697	17,420
	Tanla Platforms, Ltd.	1,277,291	16,784
	Smartsheet, Inc., Class A1	346,627	16,576
	Tokyo Seimitsu Co., Ltd.	261,500	15,977
	eMemory Technology, Inc.	201,430	15,966
	Kokusai Electric Corp.[2]	654,800	14,187
	SentinelOne, Inc., Class A1	447,038	12,267
	Qorvo, Inc.[1]	104,345	11,750
	INFICON Holding AG	7,397	10,621
	Credo Technology Group Holding, Ltd.[1]	539,019	10,495
	Semtech Corp.[1]	459,319	10,064

56	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Information technology (continued)	MongoDB, Inc., Class A1	23,300	$9,526
	Topicus.com, Inc., subordinate voting shares[1]	141,219	9,511
	Insight Enterprises, Inc.[1]	49,845	8,832
	Keywords Studios PLC	344,606	7,359
	Kingdee International Software Group Co., Ltd.[1]	4,587,403	6,660
	Unity Software, Inc.[1]	160,503	6,563
	MKS Instruments, Inc.	56,170	5,778
	Bentley Systems, Inc., Class B	102,734	5,361
	Xiamen Faratronic Co., Ltd., Class A	384,267	5,010
	LEM Holding SA	1,860	4,594
	BE Semiconductor Industries NV	28,225	4,253
	Globant SA1	17,730	4,219
	CCC Intelligent Solutions Holdings, Inc.[1]	341,100	3,885
	Aspen Technology, Inc.[1]	17,052	3,754
	Applied Digital Corp.[1,2]	517,599	3,489
	Softcat PLC	200,983	3,477
	OVH Groupe SAS[1,2]	358,373	3,427
	Yotpo, Ltd.[1,4,5]	678,736	991
	Riken Keiki Co., Ltd.	18,300	891

			506,770

Health care 15.44%	Haemonetics Corp.[1]	891,864	76,263
	Insulet Corp.[1]	215,710	46,805
	CONMED Corp.	297,908	32,624
	Ensign Group, Inc. (The)	236,364	26,522
	Max Healthcare Institute, Ltd.	3,187,586	26,259
	Integra LifeSciences Holdings Corp.[1]	501,304	21,832
	Vaxcyte, Inc.[1]	319,731	20,079
	Bachem Holding AG	231,879	17,964
	iRhythm Technologies, Inc.[1]	163,088	17,457
	Glenmark Pharmaceuticals, Ltd.	1,671,454	17,139
	Masimo Corp.[1]	145,613	17,067
	Hapvida Participações e Investimentos SA1	18,340,235	16,720
	DiaSorin Italia SpA	142,930	14,740
	Ambu AS, Class B, non-registered shares[1]	891,212	13,881
	ICON PLC[1]	46,061	13,038
	Aster DM Healthcare, Ltd.[1]	2,044,434	10,058
	Denali Therapeutics, Inc.[1]	396,769	8,515
	Guardant Health, Inc.[1]	310,194	8,391
	Immunovant, Inc.[1]	195,870	8,252
	Encompass Health Corp.	117,866	7,864
	IDEAYA Biosciences, Inc.[1]	198,130	7,049
	Medmix AG	299,727	6,795
	Penumbra, Inc.[1]	24,277	6,107
	CompuGroup Medical SE & Co. KGaA	138,056	5,776
	BridgeBio Pharma, Inc.[1,5]	134,457	5,428
	Shandong Pharmaceutical Glass Co., Ltd., Class A	1,250,600	4,512
	Amvis Holdings, Inc.	198,500	4,207
	Angelalign Technology, Inc.[2]	547,348	3,956
	Netcare, Ltd.	5,018,088	3,908
	Ocumension Therapeutics[1]	4,442,583	3,792
	Structure Therapeutics, Inc. (ADR)[1]	89,028	3,629
	Amplifon SpA	97,143	3,371
	Hypera SA, ordinary nominative shares	451,464	3,263
	Nordhealth AS, Class A1	1,279,999	3,134
	Inhibrx, Inc.[1]	70,578	2,682
	WuXi XDC Cayman, Inc.[1]	374,500	1,535
	RayzeBio, Inc.[1]	16,806	1,045

			491,659

American Funds Insurance Series	57

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials 10.06%	Cholamandalam Investment and Finance Co., Ltd.	2,859,647	$43,234
	HDFC Asset Management Co., Ltd.	780,039	30,009
	Eurobank Ergasias Services and Holdings SA1	14,251,070	25,296
	Janus Henderson Group PLC	640,000	19,296
	Stifel Financial Corp.	271,050	18,743
	360 ONE WAM, Ltd.	2,054,000	17,482
	IIFL Finance, Ltd.	2,116,842	15,176
	Vontobel Holding AG	231,025	14,973
	SiriusPoint, Ltd.[1]	1,100,000	12,760
	Remgro, Ltd.	1,427,379	12,672
	Five-Star Business Finance, Ltd.[1]	1,220,380	10,770
	Fukuoka Financial Group, Inc.	455,700	10,737
	AvidXchange Holdings, Inc.[1]	864,768	10,714
	Essent Group, Ltd.	200,000	10,548
	Banco del Bajio, SA	2,835,500	9,485
	Hilltop Holdings, Inc.	250,000	8,803
	Patria Investments, Ltd., Class A	508,200	7,882
	Aditya Birla Capital, Ltd.[1]	3,879,569	7,751
	Aptus Value Housing Finance India, Ltd.	1,703,169	6,536
	Bridgepoint Group PLC	1,670,890	5,919
	Marqeta, Inc., Class A1	834,531	5,825
	Glacier Bancorp, Inc.	123,330	5,096
	AU Small Finance Bank, Ltd.	496,716	4,697
	EFG International AG	334,117	4,291
	Capitec Bank Holdings, Ltd.	15,161	1,675

			320,370

Materials 4.99%	LANXESS AG2	624,914	19,564
	Sumitomo Bakelite Co., Ltd.	364,000	19,054
	Zeon Corp.	1,885,700	17,506
	Materion Corp.	124,995	16,266
	Livent Corp.[1]	711,787	12,798
	Nissan Chemical Corp.	289,500	11,271
	Resonac Holdings Co., Ltd.	478,200	9,503
	Huhtamäki OYJ	225,000	9,125
	PI Industries, Ltd.	188,382	7,951
	Lundin Mining Corp.	850,000	6,954
	Vidrala, SA, non-registered shares	64,918	6,724
	Alcoa Corp.	150,000	5,100
	Kaneka Corp.	161,005	4,081
	Cabot Corp.	48,229	4,027
	NV Bekaert SA	53,808	2,764
	Mayr-Melnhof Karton AG, non-registered shares	17,479	2,445
	Umicore SA	78,737	2,164
	Aurubis AG2	18,654	1,529

			158,826

Communication services 3.53%	Lions Gate Entertainment Corp., Class B1	4,812,841	49,043
	Indosat Tbk PT	38,357,467	23,363
	JCDecaux SE1	976,059	19,653
	Rightmove PLC	1,581,453	11,557
	Trustpilot Group PLC[1]	2,966,832	5,600
	IHS Holding, Ltd.[1]	719,774	3,311

			112,527

Real estate 3.51%	Embassy Office Parks REIT	5,865,088	22,878
	Embassy Office Parks REIT[1]	787,616	3,072
	TAG Immobilien AG1	774,169	11,277
	PotlatchDeltic Corp. REIT	228,928	11,240

58	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Real estate (continued)	Altus Group, Ltd.[2]	340,710	$10,835
	Macrotech Developers, Ltd.	737,876	9,068
	ESR-Logos REIT	36,822,373	8,933
	Corp. Inmobiliaria Vesta, SAB de CV	1,900,000	7,545
	Fibra Uno Administración REIT, SA de CV	3,707,727	6,675
	JHSF Participações SA	5,823,950	6,598
	Mindspace Business Parks REIT	1,250,000	4,856
	St. Joe Co.	68,500	4,122
	LXP Industrial Trust REIT	253,025	2,510
	Charter Hall Group REIT	155,039	1,263
	Ayala Land, Inc.	1,375,186	856

			111,728

Energy 1.77%	Diamond Offshore Drilling, Inc.[1]	1,042,513	13,553
	United Tractors Tbk PT	7,404,700	10,873
	Subsea 7 SA	556,624	8,114
	Weatherford International[1]	82,600	8,081
	Helmerich & Payne, Inc.	201,998	7,316
	Aegis Logistics, Ltd.	1,041,407	4,397
	Vista Energy, SAB de CV, Class A (ADR)[1]	136,507	4,028

			56,362

Utilities 1.39%	Black Hills Corp.	196,061	10,577
	ENN Energy Holdings, Ltd.	1,205,597	8,863
	ACEN Corp.	101,171,292	7,997
	Neoenergia SA	1,442,015	6,321
	SembCorp Industries, Ltd.	1,536,800	6,169
	Brookfield Infrastructure Corp., Class A, subordinate voting shares	120,000	4,233

			44,160

Consumer staples 0.96%	Grocery Outlet Holding Corp.[1]	519,956	14,018
	Redcare Pharmacy NV, non-registered shares[1]	50,748	7,374
	Scandinavian Tobacco Group A/S	289,500	5,029
	TreeHouse Foods, Inc.[1]	83,498	3,461
	DocMorris AG1	9,250	818

			30,700

	Total common stocks (cost: $2,368,443,000)		3,068,057

Preferred securities 0.71%
Information technology 0.71%	SmartHR, Inc., Series D, preferred shares[1,4,5]	3,006	13,964
	Yotpo, Ltd., Series F, preferred shares[1,4,5]	2,158,609	3,152
	Yotpo, Ltd., Series B, preferred shares[1,4,5]	287,894	420
	Yotpo, Ltd., Series C, preferred shares[1,4,5]	274,070	400
	Yotpo, Ltd., Series A-1, preferred shares[1,4,5]	183,819	268
	Yotpo, Ltd., Series A, preferred shares[1,4,5]	89,605	131
	Yotpo, Ltd., Series C-1, preferred shares[1,4,5]	75,980	111
	Yotpo, Ltd., Series D, preferred shares[1,4,5]	42,368	62
	Yotpo, Ltd., Series B-1, preferred shares[1,4,5]	33,838	49
	Outreach Corp., Series G, preferred shares[1,4,5]	154,354	3,964

	Total preferred securities (cost: $25,673,000)		22,521

American Funds Insurance Series	59

Global Small Capitalization Fund  (continued)

Rights & warrants 0.12%		Shares	Value (000)
Information technology 0.12%	OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 1/27/2025[1,6]	245,849	$3,878

	Total rights & warrants (cost: $5,725,000)		3,878

Short-term securities 3.77%

Money market investments 3.53%

	Capital Group Central Cash Fund 5.44%[3,7]	1,124,642	112,453

Money market investments purchased with collateral from securities on loan 0.24%

	Capital Group Central Cash Fund 5.44%[3,7,8]	49,270	4,926
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[7,8]	2,384,764	2,385
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[7,8]	370,500	371

			7,682

	Total short-term securities (cost: $120,141,000)		120,135

	Total investment securities 100.94% (cost: $2,519,982,000)		3,214,591

	Other assets less liabilities (0.94)%		(30,035)

	Net assets 100.00%		$3,184,556

Investments in affiliates3

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Common stocks 0.63%
Consumer discretionary 0.63%
Lands’ End, Inc.[1]	$15,939	$–	$–		$–	$4,137	$20,076	$–

Short-term securities 3.69%
Money market investments 3.53%
Capital Group Central Cash Fund 5.44%[7]	95,809	616,433	599,799		34	(24)	112,453	7,198

Money market investments purchased with collateral from securities on loan 0.16%
Capital Group Central Cash Fund 5.44%[7,8]	23,235		18,309	[9]			4,926	–	[10]

Total short-term securities							117,379

Total 4.32%					$34	$4,113	$137,455	$7,198

Restricted securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

SmartHR, Inc., Series D, preferred shares[1,4]	5/28/2021	$14,344	$13,964	.44%

Yotpo, Ltd., Series F, preferred shares[1,4]	2/25/2021	4,748	3,152	.10

Yotpo, Ltd.[1,4]	3/16/2021	1,418	991	.03

Yotpo, Ltd., Series B, preferred shares[1,4]	3/16/2021	602	420	.01

Yotpo, Ltd., Series C, preferred shares[1,4]	3/16/2021	573	400	.01

60	American Funds Insurance Series

Global Small Capitalization Fund  (continued)

Restricted securities5 (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Yotpo, Ltd., Series A-1, preferred shares[1,4]	3/16/2021	$384	$268		.01%

Yotpo, Ltd., Series A, preferred shares[1,4]	3/16/2021	187	131	.01

Yotpo, Ltd., Series C-1, preferred shares[1,4]	3/16/2021	159	111	.01

Yotpo, Ltd., Series D, preferred shares[1,4]	3/16/2021	88	62	.00	[11]

Yotpo, Ltd., Series B-1, preferred shares[1,4]	3/16/2021	71	49	.00	[11]

BridgeBio Pharma, Inc.[1]	9/25/2023	3,667	5,428	.17

Outreach Corp., Series G, preferred shares[1,4]	5/27/2021	4,517	3,964	.12

Total		$30,758	$28,940		.91%

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $30,423,000, which represented ..96% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Value determined using significant unobservable inputs.
[5]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $28,940,000, which represented .91% of the net assets of the fund.

[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,878,000, which represented .12% of the net assets of the fund.

[7]	Rate represents the seven-day yield at 12/31/2023.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[11]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

American Funds Insurance Series	61

Growth Fund

Investment portfolio December 31, 2023

Common stocks 98.37%		Shares	Value (000)
Information technology 20.97%	Microsoft Corp.	5,763,387	$2,167,264
	Broadcom, Inc.	979,691	1,093,580
	Salesforce, Inc.[1]	2,150,382	565,852
	NVIDIA Corp.	876,795	434,207
	Shopify, Inc., Class A, subordinate voting shares[1]	5,109,407	398,023
	Cloudflare, Inc., Class A1	4,102,700	341,591
	ASML Holding NV	226,999	171,387
	ASML Holding NV (ADR)	189,937	143,767
	Apple, Inc.	1,580,276	304,251
	Synopsys, Inc.[1]	459,300	236,498
	Taiwan Semiconductor Manufacturing Co., Ltd.	6,137,000	118,109
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	906,400	94,266
	Applied Materials, Inc.	1,213,730	196,709
	Motorola Solutions, Inc.	501,000	156,858
	Intuit, Inc.	250,767	156,737
	Micron Technology, Inc.	1,792,860	153,003
	MicroStrategy, Inc., Class A1,2	236,458	149,352
	Constellation Software, Inc.	59,802	148,270
	ServiceNow, Inc.[1]	206,814	146,112
	DocuSign, Inc.[1]	2,070,159	123,071
	Wolfspeed, Inc.[1]	2,109,815	91,798
	Adobe, Inc.[1]	145,334	86,706
	Intel Corp.	1,719,509	86,405
	Trimble, Inc.[1]	1,497,687	79,677
	SAP SE	477,361	73,430
	CDW Corp.	311,859	70,892
	RingCentral, Inc., Class A1	1,465,500	49,754
	NetApp, Inc.	527,540	46,508
	ON Semiconductor Corp.[1]	512,376	42,799
	GoDaddy, Inc., Class A1	392,118	41,627
	MongoDB, Inc., Class A1	99,000	40,476
	Silicon Laboratories, Inc.[1]	231,815	30,662
	Atlassian Corp., Class A1	125,959	29,961
	BILL Holdings, Inc.[1]	349,833	28,543
	ASM International NV	52,525	27,352
	Palo Alto Networks, Inc.[1]	80,300	23,679
	Fair Isaac Corp.[1]	17,982	20,931
	Ciena Corp.[1]	462,700	20,826
	Datadog, Inc., Class A1	170,525	20,698
	MKS Instruments, Inc.	130,800	13,455
	Dynatrace, Inc.[1]	230,250	12,592
	Stripe, Inc., Class B1,3,4	168,598	4,303

			8,241,981

Communication services 18.00%	Meta Platforms, Inc., Class A1	9,152,773	3,239,715
	Netflix, Inc.[1]	3,272,855	1,593,488
	Alphabet, Inc., Class C1	6,375,179	898,454
	Alphabet, Inc., Class A1	3,138,703	438,445
	Snap, Inc., Class A, nonvoting shares[1]	14,000,000	237,020
	Charter Communications, Inc., Class A1	463,276	180,066
	Pinterest, Inc., Class A1	4,252,664	157,519
	Take-Two Interactive Software, Inc.[1]	665,763	107,155
	Frontier Communications Parent, Inc.[1]	3,168,010	80,277
	Comcast Corp., Class A	1,343,725	58,922
	T-Mobile US, Inc.	265,000	42,487
	Electronic Arts, Inc.	188,500	25,789
	Iridium Communications, Inc.	358,642	14,762

			7,074,099

62	American Funds Insurance Series

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer discretionary 15.04%	Tesla, Inc.[1]	7,564,300	$1,879,577
	Amazon.com, Inc.[1]	3,914,943	594,837
	Home Depot, Inc.	1,028,000	356,253
	DoorDash, Inc., Class A1	3,000,000	296,670
	Royal Caribbean Cruises, Ltd.[1]	2,197,978	284,616
	Chipotle Mexican Grill, Inc.[1]	114,640	262,177
	Airbnb, Inc., Class A1	1,698,900	231,288
	D.R. Horton, Inc.	1,423,144	216,289
	Tractor Supply Co.	942,546	202,676
	Hermès International	61,000	129,459
	Evolution AB	1,047,654	125,390
	Norwegian Cruise Line Holdings, Ltd.[1]	5,591,100	112,046
	Amadeus IT Group SA, Class A, non-registered shares	1,300,613	93,280
	Booking Holdings, Inc.[1]	25,688	91,121
	Floor & Decor Holdings, Inc., Class A1	792,300	88,389
	O’Reilly Automotive, Inc.[1]	79,800	75,816
	NIKE, Inc., Class B	685,684	74,445
	LVMH Moët Hennessy-Louis Vuitton SE	86,048	69,796
	Aramark	2,477,864	69,628
	Polaris, Inc.	651,000	61,695
	YUM! Brands, Inc.	443,175	57,905
	Five Below, Inc.[1]	252,000	53,716
	Toll Brothers, Inc.	518,183	53,264
	Etsy, Inc.[1]	527,810	42,779
	Churchill Downs, Inc.	303,658	40,973
	Burlington Stores, Inc.[1]	197,450	38,400
	Helen of Troy, Ltd.[1]	269,597	32,570
	Wayfair, Inc., Class A1	514,000	31,714
	adidas AG	153,618	31,237
	VF Corp.	1,614,746	30,357
	Salvatore Ferragamo SpA	2,174,477	29,375
	TopBuild Corp.[1]	69,453	25,994
	Caesars Entertainment, Inc.[1]	532,514	24,964
	YETI Holdings, Inc.[1]	372,600	19,293
	Skyline Champion Corp.[1]	259,241	19,251
	Hilton Worldwide Holdings, Inc.	100,828	18,360
	Flutter Entertainment PLC (CDI)[1]	65,253	11,558
	Flutter Entertainment PLC[1]	26,024	4,583
	Darden Restaurants, Inc.	94,435	15,516
	Service Corp. International	200,000	13,690

			5,910,947

Health care 14.12%	Regeneron Pharmaceuticals, Inc.[1]	1,018,940	894,925
	Intuitive Surgical, Inc.[1]	2,058,000	694,287
	UnitedHealth Group, Inc.	1,047,719	551,593
	Vertex Pharmaceuticals, Inc.[1]	1,097,332	446,493
	Alnylam Pharmaceuticals, Inc.[1]	2,121,508	406,078
	Eli Lilly and Co.	588,645	343,133
	Thermo Fisher Scientific, Inc.	515,045	273,381
	Centene Corp.[1]	3,164,690	234,852
	Karuna Therapeutics, Inc.[1]	565,350	178,939
	Novo Nordisk AS, Class B	1,417,430	146,612
	Moderna, Inc.[1]	1,312,374	130,516
	DexCom, Inc.[1]	850,000	105,476
	HCA Healthcare, Inc.	381,335	103,220
	Boston Scientific Corp.[1]	1,713,515	99,058
	Molina Healthcare, Inc.[1]	205,507	74,252
	AstraZeneca PLC	550,784	74,181
	Mettler-Toledo International, Inc.[1]	60,132	72,938
	Ascendis Pharma AS (ADR)[1]	467,866	58,928
	Sarepta Therapeutics, Inc.[1]	562,645	54,256

American Funds Insurance Series	63

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Zoetis, Inc., Class A	269,320	$53,156
	Danaher Corp.	216,235	50,024
	Catalent, Inc.[1]	1,110,573	49,898
	Abbott Laboratories	398,968	43,914
	Guardant Health, Inc.[1]	1,618,159	43,771
	Bristol-Myers Squibb Co.	796,057	40,846
	Align Technology, Inc.[1]	143,900	39,429
	Edwards Lifesciences Corp.[1]	471,502	35,952
	Veeva Systems, Inc., Class A1	186,440	35,893
	R1 RCM, Inc.[1]	3,162,865	33,431
	Verily Life Sciences, LLC[1,3,4]	300,178	31,351
	Pfizer, Inc.	890,000	25,623
	Exact Sciences Corp.[1]	328,930	24,334
	Humana, Inc.	52,000	23,806
	NovoCure, Ltd.[1]	1,183,355	17,667
	agilon health, Inc.[1]	1,405,448	17,638
	CRISPR Therapeutics AG1,2	262,678	16,444
	McKesson Corp.	27,500	12,732
	Galapagos NV1	173,355	7,058
	Biohaven, Ltd.[1]	65,550	2,805

			5,548,890

Industrials 11.29%	TransDigm Group, Inc.	766,218	775,106
	Uber Technologies, Inc.[1]	10,676,000	657,321
	Jacobs Solutions, Inc.	2,169,000	281,536
	Carrier Global Corp.	4,382,953	251,801
	Caterpillar, Inc.	715,348	211,507
	Ryanair Holdings PLC (ADR)	1,500,325	200,083
	Ryanair Holdings PLC	96,554	2,032
	General Electric Co.	1,414,588	180,544
	United Rentals, Inc.	296,000	169,732
	Airbus SE, non-registered shares	955,893	147,550
	Robert Half, Inc.	1,403,500	123,396
	MTU Aero Engines AG	541,769	116,769
	Equifax, Inc.	468,622	115,886
	Quanta Services, Inc.	476,400	102,807
	Old Dominion Freight Line, Inc.	245,000	99,306
	United Airlines Holdings, Inc.[1]	1,776,476	73,297
	Southwest Airlines Co.	2,515,000	72,633
	Republic Services, Inc.	437,004	72,066
	Ceridian HCM Holding, Inc.[1]	1,005,539	67,492
	Genpact, Ltd.	1,768,626	61,389
	Axon Enterprise, Inc.[1]	233,551	60,333
	Northrop Grumman Corp.	94,803	44,381
	ITT, Inc.	343,000	40,927
	Rockwell Automation	118,900	36,916
	TransUnion	525,478	36,106
	Ingersoll-Rand, Inc.	438,106	33,883
	AMETEK, Inc.	204,860	33,779
	HEICO Corp.	179,400	32,089
	Boeing Co.[1]	116,800	30,445
	Canadian Pacific Kansas City, Ltd.	376,000	29,727
	Armstrong World Industries, Inc.	297,461	29,246
	Saia, Inc.[1]	66,090	28,962
	Waste Connections, Inc.	193,510	28,885
	Fortive Corp.	381,000	28,053
	Dun & Bradstreet Holdings, Inc.	2,339,500	27,372
	Safran SA	137,245	24,211
	FedEx Corp.	88,000	22,261
	XPO, Inc.[1]	243,764	21,351
	Vestis Corp.	999,932	21,139

64	American Funds Insurance Series

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Industrials (continued)	Paylocity Holding Corp.[1]	123,239	$20,316
	Veralto Corp.	185,603	15,268
	Core & Main, Inc., Class A1	168,600	6,813
	Einride AB1,3,4	78,648	2,674

			4,437,390

Financials 7.58%	Visa, Inc., Class A	2,789,473	726,239
	Bank of America Corp.	7,760,600	261,299
	Mastercard, Inc., Class A	610,368	260,328
	Fiserv, Inc.[1]	1,833,900	243,615
	KKR & Co., Inc.	2,616,216	216,753
	Blackstone, Inc.	1,007,500	131,902
	Apollo Asset Management, Inc.	1,286,147	119,856
	Block, Inc., Class A1	1,395,307	107,927
	Affirm Holdings, Inc., Class A1	1,999,051	98,233
	MSCI, Inc.	156,590	88,575
	Capital One Financial Corp.	648,500	85,031
	Toast, Inc., Class A1	4,300,521	78,528
	Marsh & McLennan Companies, Inc.	403,461	76,444
	Brookfield Corp., Class A	1,763,605	70,756
	UBS Group AG	1,535,000	47,675
	Aon PLC, Class A	155,700	45,312
	Progressive Corp.	271,528	43,249
	Blue Owl Capital, Inc., Class A	2,891,712	43,087
	Ryan Specialty Holdings, Inc., Class A1	870,000	37,427
	Ares Management Corp., Class A	310,500	36,925
	Arch Capital Group, Ltd.[1]	492,472	36,576
	Wells Fargo & Co.	593,000	29,187
	S&P Global, Inc.	64,900	28,590
	Nasdaq, Inc.	411,500	23,925
	Intercontinental Exchange, Inc.	127,000	16,311
	Trupanion, Inc.[1]	519,075	15,837
	Brookfield Asset Management, Ltd., Class A	250,000	10,043

			2,979,630

Energy 4.17%	Halliburton Co.	11,600,000	419,340
	Canadian Natural Resources, Ltd. (CAD denominated)	5,941,700	389,268
	Schlumberger NV	5,206,000	270,920
	EOG Resources, Inc.	1,707,393	206,509
	EQT Corp.	2,798,000	108,171
	Tourmaline Oil Corp.	2,061,700	92,719
	Cenovus Energy, Inc. (CAD denominated)	4,589,800	76,482
	New Fortress Energy, Inc., Class A2	829,000	31,278
	ConocoPhillips	168,186	19,521
	MEG Energy Corp.[1]	830,000	14,827
	Equitrans Midstream Corp.	936,942	9,538

			1,638,573

Consumer staples 3.76%	Dollar Tree Stores, Inc.[1]	2,084,201	296,061
	Performance Food Group Co.[1]	3,559,500	246,139
	Target Corp.	1,400,000	199,388
	Dollar General Corp.	1,453,612	197,619
	Costco Wholesale Corp.	287,855	190,007
	Kroger Co.	2,137,000	97,682
	Constellation Brands, Inc., Class A	264,013	63,825
	Philip Morris International, Inc.	614,113	57,776
	Monster Beverage Corp.[1]	835,498	48,133
	Molson Coors Beverage Co., Class B, restricted voting shares	556,523	34,065

American Funds Insurance Series	65

Growth Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Consumer staples (continued)	Keurig Dr Pepper, Inc.	903,000	$30,088
	British American Tobacco PLC	429,990	12,548
	JUUL Labs, Inc., Class A1,3,4	2,711,477	2,901

			1,476,232

Materials 2.35%	Wheaton Precious Metals Corp.	2,915,000	143,826
	Linde PLC	328,570	134,947
	Grupo México, SAB de CV, Series B	20,340,000	112,810
	Silgan Holdings, Inc.	2,388,500	108,079
	ATI, Inc.[1]	2,070,860	94,162
	CF Industries Holdings, Inc.	1,006,500	80,017
	Royal Gold, Inc.	599,000	72,455
	Franco-Nevada Corp.	340,400	37,704
	Glencore PLC	5,275,000	31,646
	Olin Corp.	550,660	29,708
	Mosaic Co.	830,420	29,671
	Albemarle Corp.	160,186	23,144
	Sherwin-Williams Co.	73,100	22,800

			920,969

Utilities 0.68%	PG&E Corp.	9,227,065	166,364
	Constellation Energy Corp.	860,427	100,575

			266,939

Real estate 0.41%	Zillow Group, Inc., Class C, nonvoting shares[1]	2,492,002	144,187
	CoStar Group, Inc.[1]	184,386	16,114

			160,301

	Total common stocks (cost: $19,611,054,000)		38,655,951

Preferred securities 0.29%
Information technology 0.27%	Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,3,4]	2,763,342	70,520
	Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	52,656	1,344
	PsiQuantum Corp., Series D, preferred shares[1,3,4]	906,761	30,268
	Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4]	406,310	3,129

			105,261

Industrials 0.02%	ABL Space Systems Co., Series B2, 5.00% cumulative preferred shares[1,3,4,5]	153,713	5,027
	ABL Space Systems Co., Series C1, 5.00% cumulative preferred shares[1,3,4,5]	42,272	1,382
	Einride AB, Series C, preferred shares[1,3,4]	77,647	2,640

			9,049

	Total preferred securities (cost: $102,962,000)		114,310

Rights & warrants 0.00%
Information technology 0.00%	Constellation Software, Inc., warrants, expire 3/31/2040[1,3]	53,352	–	[6]

Industrials 0.00%	ABL Space Systems Co., Series C-1, warrants, expire 12/13/2030[1,3,4]	31,704	–	[6]

	Total rights & warrants (cost: $0)		–	[6]

66	American Funds Insurance Series

Growth Fund  (continued)

Bonds, notes & other debt instruments 0.01%		Principal amount (000)	Value (000)

Corporate bonds, notes & loans 0.01%
Consumer discretionary 0.01%	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[7]	USD5,576	$5,508

	Total bonds, notes & other debt instruments (cost: $4,346,000)		5,508

Short-term securities 1.55%		Shares

Money market investments 1.50%

	Capital Group Central Cash Fund 5.44%[8,9]	5,883,315	588,273

Money market investments purchased with collateral from securities on loan 0.05%
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[8,10]	9,820,459	9,821
	Capital Group Central Cash Fund 5.44%[8,9,10]	50,329	5,032
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[8,10]	4,850,125	4,850

			19,703

	Total short-term securities (cost: $607,964,000)		607,976

	Total investment securities 100.22% (cost: $20,326,326,000)		39,383,745
	Other assets less liabilities (0.22)%		(84,935)

	Net assets 100.00%		$39,298,810

Investments in affiliates[9]

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Short-term securities 1.51%
Money market investments 1.50%
Capital Group Central Cash Fund 5.44%[8]	$1,142,555	$4,221,017	$4,775,408		$315	$(206)	$588,273	$52,082

Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[8,10]	24,410		19,378	[11]			5,032	–	[12]

Total 1.51%					$315	$(206)	$593,305	$52,082

American Funds Insurance Series	67

Growth Fund  (continued)

Restricted securities[4]

	Acquisition date(s)	Cost (000)	Value (000)		Percent of net assets

Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,3]	3/15/2023	$55,638	$70,520			.18%

Stripe, Inc., Class B1,3	5/6/2021	6,766	4,303		.01

Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	2,113	1,344		.00	[13]

Verily Life Sciences, LLC[1,3]	12/21/2018	37,000	31,351		.08

PsiQuantum Corp., Series D, preferred shares[1,3]	5/28/2021	23,781	30,268		.08

ABL Space Systems Co., Series B2, 5.00% cumulative preferred shares[1,3,5]	10/22/2021	10,452	5,027		.01

ABL Space Systems Co., Series C1, 5.00% cumulative preferred shares[1,3,5]	12/14/2023	1,382	1,382		.01

ABL Space Systems Co., Series C-1, warrants, expire 12/13/2030[1,3]	12/14/2023	–	–	[6]	.00	[13]

Einride AB1,3	2/1/2023	2,674	2,674		.01

Einride AB, Series C, preferred shares[1,3]	11/23/2022	2,640	2,640		.00	[13]

Tipalti Solutions, Ltd., Series F, preferred shares[1,3]	12/1/2021	6,956	3,129		.01

JUUL Labs, Inc., Class A1,3	11/13/2023	43,768	2,901		.01

Total		$193,170	$155,539			.40%

[1]	Security did not produce income during the last 12 months.
[2]

All  or a portion of this security was on loan. The total value of all such securities was $21,365,000, which represented .05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Value determined using significant unobservable inputs.
[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $155,539,000, which represented .40% of the net assets of the fund.

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Amount less than one thousand.
[7]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,508,000, which represented .01% of the net assets of the fund.

[8]	Rate represents the seven-day yield at 12/31/2023.
[9]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[13]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

USD = U.S. dollars

Refer to the notes to financial statements.

68	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2023

Common stocks 97.08%		Shares	Value (000)
Industrials 17.46%	Airbus SE, non-registered shares	1,387,973	$214,245
	Recruit Holdings Co., Ltd.	4,154,609	177,374
	Safran SA	714,612	126,061
	Siemens AG	500,792	93,934
	Melrose Industries PLC	12,204,660	88,179
	Techtronic Industries Co., Ltd.	6,920,500	82,774
	Ashtead Group PLC	971,740	67,332
	MTU Aero Engines AG	229,720	49,512
	NIBE Industrier AB, Class B	5,279,328	37,313
	DSV A/S	201,977	35,530
	International Container Terminal Services, Inc.	7,953,240	35,225
	Kingspan Group PLC	385,126	33,284
	Legrand SA	305,587	31,830
	AB Volvo, Class B	1,078,902	28,047
	Diploma PLC	599,545	27,312
	Rumo SA	4,163,005	19,634
	Shenzhen Inovance Technology Co., Ltd., Class A	1,843,417	16,396
	Grab Holdings, Ltd., Class A1	4,287,405	14,449
	Larsen & Toubro, Ltd.	324,571	13,739
	Thales SA	92,053	13,614
	DHL Group	253,300	12,547
	Airports of Thailand PCL, foreign registered shares	5,078,900	8,808
	ZTO Express (Cayman), Inc., Class A (ADR)	366,358	7,796
	Bureau Veritas SA	292,900	7,403
	Astra International Tbk PT	18,869,900	6,915
	TELUS International (Cda), Inc., subordinate voting shares[1,2]	526,752	4,519

			1,253,772

Information technology 14.41%	Shopify, Inc., Class A, subordinate voting shares[1]	3,462,045	269,693
	SK hynix, Inc.	1,056,148	115,316
	Taiwan Semiconductor Manufacturing Co., Ltd.	5,561,000	107,024
	ASML Holding NV	107,488	81,155
	NICE, Ltd. (ADR)[1]	329,681	65,775
	Samsung Electronics Co., Ltd.	970,662	59,036
	SAP SE	332,301	51,116
	Constellation Software, Inc.	19,406	48,114
	Renesas Electronics Corp.[1]	2,574,000	46,196
	Disco Corp.	184,300	45,352
	NXP Semiconductors NV	173,200	39,781
	Fujitsu, Ltd.	154,200	23,279
	OBIC Co., Ltd.	114,500	19,662
	Lasertec Corp.	69,200	18,085
	Infosys, Ltd.	749,660	13,878
	Dassault Systemes SE	277,000	13,560
	Tata Consultancy Services, Ltd.	263,814	12,012
	Canva, Inc.[1,3,4]	4,819	5,140

			1,034,174

Health care 12.02%	Novo Nordisk AS, Class B	2,895,071	299,451
	Daiichi Sankyo Co., Ltd.	9,339,308	258,553
	Grifols, SA, Class A, non-registered shares[1]	2,789,283	47,806
	Grifols, SA, Class B (ADR)[1]	793,690	9,175
	AstraZeneca PLC	296,157	39,887
	Sanofi	401,199	39,776
	Eurofins Scientific SE, non-registered shares	525,037	34,352
	HOYA Corp.	228,400	28,406
	WuXi AppTec Co., Ltd., Class H	2,289,733	23,412
	WuXi AppTec Co., Ltd., Class A	288,960	2,978
	Bayer AG	630,036	23,389
	Takeda Pharmaceutical Co., Ltd.	690,800	19,831

American Funds Insurance Series	69

International Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Health care (continued)	Insulet Corp.[1]	46,653	$10,123
	bioMérieux SA	85,777	9,556
	Ambu AS, Class B, non-registered shares[1]	480,488	7,484
	WuXi Biologics (Cayman), Inc.[1]	1,732,166	6,543
	Siemens Healthineers AG	37,213	2,163

			862,885

Materials 11.77%	Fortescue, Ltd.	12,796,750	253,123
	Glencore PLC	26,212,865	157,257
	Shin-Etsu Chemical Co., Ltd.	2,849,700	119,078
	First Quantum Minerals, Ltd.	11,403,572	93,377
	Ivanhoe Mines, Ltd., Class A1	4,152,270	40,268
	Ivanhoe Mines, Ltd., Class A1,4	3,675,281	35,642
	Vale SA (ADR), ordinary nominative shares	1,756,600	27,860
	Vale SA, ordinary nominative shares	161,800	2,565
	Arkema SA	249,484	28,380
	DSM-Firmenich AG	247,636	25,213
	Wacker Chemie AG	147,773	18,649
	Air Liquide SA	83,122	16,170
	Linde PLC	35,287	14,493
	BASF SE	208,760	11,241
	Antofagasta PLC	72,963	1,561

			844,877

Consumer discretionary 11.34%	MercadoLibre, Inc.[1]	109,049	171,375
	adidas AG	413,125	84,004
	Evolution AB	699,962	83,776
	LVMH Moët Hennessy-Louis Vuitton SE	84,813	68,794
	Flutter Entertainment PLC[1]	357,914	63,033
	Flutter Entertainment PLC (CDI)[1]	17,996	3,187
	Ferrari NV (EUR denominated)	188,192	63,428
	Maruti Suzuki India, Ltd.	488,078	60,381
	Sony Group Corp.	587,500	55,668
	Entain PLC	4,112,405	51,945
	Compagnie Financière Richemont SA, Class A	278,839	38,461
	Dowlais Group PLC	12,204,660	16,572
	NEXT PLC	136,649	14,106
	InterContinental Hotels Group PLC	134,272	12,127
	Zalando SE, non-registered shares[1]	467,567	11,072
	Fast Retailing Co., Ltd.	33,500	8,306
	Hermès International	2,060	4,372
	Coupang, Inc., Class A1	205,714	3,331

			813,938

Financials 11.32%	Kotak Mahindra Bank, Ltd.	7,259,052	166,328
	AIA Group, Ltd.	14,331,276	124,473
	NU Holdings, Ltd. / Cayman Islands, Class A1	11,870,233	98,879
	Aegon, Ltd.	11,756,834	68,152
	Banco Bilbao Vizcaya Argentaria, SA	6,624,400	60,357
	ING Groep NV	3,979,140	59,569
	HDFC Bank, Ltd.	1,814,987	37,234
	HDFC Bank, Ltd. (ADR)	207,750	13,942
	Bajaj Finserv, Ltd.	1,598,500	32,353
	Axis Bank, Ltd.	2,029,545	26,845
	Jio Financial Services, Ltd.[1]	8,958,436	25,045
	FinecoBank SpA	1,271,778	19,108
	B3 SA - Brasil, Bolsa, Balcao	5,967,300	17,746
	Bank Central Asia Tbk PT	23,381,700	14,261
	Bajaj Finance, Ltd.	151,942	13,363

70	American Funds Insurance Series

International Fund  (continued)

Common stocks (continued)		Shares	Value (000)
Financials (continued)	Bank Mandiri (Persero) Tbk PT	27,858,000	$10,928
	China Merchants Bank Co., Ltd., Class A	2,726,800	10,732
	ICICI Bank, Ltd.	485,000	5,800
	China Pacific Insurance (Group) Co., Ltd., Class H	2,236,800	4,506
	Futu Holdings, Ltd. (ADR)[1]	52,123	2,847

			812,468

Energy 7.73%	Reliance Industries, Ltd.	7,221,202	224,099
	Canadian Natural Resources, Ltd. (CAD denominated)	2,200,639	144,174
	Cenovus Energy, Inc. (CAD denominated)	4,285,642	71,414
	TotalEnergies SE	703,124	47,762
	Neste OYJ	1,237,003	43,950
	Shell PLC (GBP denominated)	448,462	14,570
	Woodside Energy Group, Ltd.	429,900	9,107

			555,076

Communication services 4.75%	Bharti Airtel, Ltd.	11,630,448	144,080
	Bharti Airtel, Ltd., interim shares	644,900	4,937
	Tencent Holdings, Ltd.	1,309,606	49,478
	Universal Music Group NV	1,717,633	49,049
	Informa PLC	3,630,108	36,039
	NetEase, Inc.	1,403,900	26,055
	Ubisoft Entertainment SA1	800,864	20,497
	Singapore Telecommunications, Ltd.	5,800,500	10,840

			340,975

Consumer staples 4.49%	Danone SA	878,392	56,974
	Ajinomoto Co., Inc.	1,278,300	49,401
	Kweichow Moutai Co., Ltd., Class A	197,623	48,004
	Seven & i Holdings Co., Ltd.	1,139,200	45,118
	Treasury Wine Estates, Ltd.	3,953,315	28,956
	Nissin Foods Holdings Co., Ltd.	811,200	28,286
	Kobe Bussan Co., Ltd.	885,600	26,135
	JBS SA	4,012,623	20,511
	Diageo PLC	375,982	13,654
	Pernod Ricard SA	29,063	5,139

			322,178

Utilities 1.24%	ENN Energy Holdings, Ltd.	6,953,828	51,119
	E.ON SE	1,101,028	14,770
	Engie SA	831,097	14,614
	SembCorp Industries, Ltd.	2,195,700	8,815

			89,318

Real estate 0.55%	ESR Group, Ltd.	14,852,600	20,501
	Ayala Land, Inc.	18,147,800	11,290
	China Resources Mixc Lifestyle Services, Ltd.	2,250,400	7,986

			39,777

	Total common stocks (cost: $5,192,228,000)		6,969,438

Preferred securities 0.63%
Health care 0.37%	Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	26,429

American Funds Insurance Series	71

International Fund  (continued)

Preferred securities (continued)		Shares	Value (000)
Consumer discretionary 0.13%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	103,247	$9,105

Financials 0.13%	Itaú Unibanco Holding SA, preferred nominative shares	1,308,816	9,101

Information technology 0.00%	Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	422	450
	Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	18	19
	Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	1	1

			470

	Total preferred securities (cost: $57,976,000)		45,105

Rights & warrants 0.00%
Information technology 0.00%	Constellation Software, Inc., warrants, expire 3/31/2040[1,3]	7,730	–	[5]

	Total rights & warrants (cost: $0)		–	[5]

Short-term securities 2.81%

Money market investments 2.81%

	Capital Group Central Cash Fund 5.44%[6,7]	2,020,467	202,026

Money market investments purchased with collateral from securities on loan 0.00%
	Capital Group Central Cash Fund 5.44%[6,7,8]	467	47
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[6,8]	29,171	29
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[6,8]	1,069	1

			77

	Total short-term securities (cost: $202,102,000)		202,103

	Total investment securities 100.52% (cost: $5,452,306,000)		7,216,646
	Other assets less liabilities (0.52)%		(37,634)

	Net assets 100.00%		$7,179,012

Investments in affiliates[7]

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Short-term securities 2.81%
Money market investments 2.81%
Capital Group Central Cash Fund 5.44%[6]	$306,023	$1,078,215	$1,182,222	$57	$(47)	$202,026	$14,923

72	American Funds Insurance Series

International Fund  (continued)

Investments in affiliates[7] (continued)

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)		Net unrealized appreciation (depreciation) (000)		Value at 12/31/2023 (000)	Dividend or interest income (000)

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[6,8]	$422	$	$375	[9]	$		$		$47	$–	[10]

Total 2.81%						$57		$(47)	$202,073	$14,923

Restricted securities[4]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Ivanhoe Mines, Ltd., Class A1	12/18/2023	$32,962	$35,642		.49%

Canva, Inc.[1,3]	8/26/2021-11/4/2021	8,215	5,140	.07

Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	719	450	.01

Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	31	19	.00	[11]

Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	2	1	.00	[11]

Total		$41,929	$41,252		.57%

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $82,000, which represented less than 0.01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Value determined using significant unobservable inputs.
[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $41,252,000, which represented .57% of the net assets of the fund.

[5]	Amount less than one thousand.
[6]	Rate represents the seven-day yield at 12/31/2023.
[7]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[11]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

American Funds Insurance Series	73

New World Fund

Investment portfolio December 31, 2023

Common stocks 91.84%		Shares	Value (000)

Financials 15.31%	Kotak Mahindra Bank, Ltd.	2,131,574	$48,841
	HDFC Bank, Ltd.	1,826,456	37,469
	AIA Group, Ltd.	4,278,400	37,160
	Capitec Bank Holdings, Ltd.	248,887	27,496
	NU Holdings, Ltd. / Cayman Islands, Class A1	2,950,365	24,577
	Bank Central Asia Tbk PT	39,663,323	24,192
	B3 SA - Brasil, Bolsa, Balcao	7,116,559	21,164
	AU Small Finance Bank, Ltd.	1,808,005	17,096
	Banco Bilbao Vizcaya Argentaria, SA	1,750,272	15,947
	Mastercard, Inc., Class A	35,390	15,094
	Bank Mandiri (Persero) Tbk PT	36,715,900	14,403
	Axis Bank, Ltd.	1,069,420	14,145
	Ping An Insurance (Group) Company of China, Ltd., Class H	2,934,844	13,276
	XP, Inc., Class A	502,485	13,100
	ICICI Bank, Ltd. (ADR)	272,925	6,506
	ICICI Bank, Ltd.	451,697	5,402
	Visa, Inc., Class A	44,907	11,692
	Cholamandalam Investment and Finance Co., Ltd.	766,667	11,591
	Bajaj Finance, Ltd.	122,827	10,802
	Eurobank Ergasias Services and Holdings SA1	5,058,832	8,980
	Bank Rakyat Indonesia (Persero) Tbk PT	22,651,300	8,398
	Discovery, Ltd.	1,004,040	7,888
	Grupo Financiero Banorte, SAB de CV, Series O	751,619	7,558
	Bank of Baroda	2,694,572	7,470
	Erste Group Bank AG	183,121	7,430
	PagSeguro Digital, Ltd., Class A1	591,987	7,382
	Shriram Finance, Ltd.	293,006	7,216
	Bank of the Philippine Islands	3,413,998	6,395
	Industrial and Commercial Bank of China, Ltd., Class H	12,238,000	5,974
	Edenred SA	94,580	5,679
	National Bank of Greece SA1	816,245	5,664
	Canara Bank	1,038,030	5,450
	PB Fintech, Ltd.[1]	479,990	4,578
	Alpha Services and Holdings SA1	2,385,745	4,047
	Jio Financial Services, Ltd.[1]	1,424,671	3,983
	Max Financial Services, Ltd.[1]	276,426	3,167
	Brookfield Corp., Class A	77,870	3,124
	Moody’s Corp.	7,566	2,955
	DBS Group Holdings, Ltd.	116,173	2,935
	Bajaj Finserv, Ltd.	135,800	2,749
	Aon PLC, Class A	8,914	2,594
	BDO Unibank, Inc.	1,094,810	2,577
	East Money Information Co., Ltd., Class A	1,289,327	2,547
	S&P Global, Inc.	5,641	2,485
	China Pacific Insurance (Group) Co., Ltd., Class H	1,225,200	2,468
	BNP Paribas SA	30,335	2,102
	Hong Kong Exchanges and Clearing, Ltd.	58,600	2,005
	Euronet Worldwide, Inc.[1]	19,353	1,964
	Bank of Ningbo Co., Ltd., Class A	472,800	1,338
	China Merchants Bank Co., Ltd., Class H	378,500	1,318
	Prudential PLC	108,552	1,222
	China Construction Bank Corp., Class H	1,934,000	1,157
	Société Générale	38,740	1,033
	TISCO Financial Group PCL, foreign registered shares	314,900	912
	Akbank TAS	694,966	862
	Nedbank Group, Ltd.	61,587	727
	Postal Savings Bank of China Co., Ltd., Class H	1,166,752	556
	Banco BTG Pactual SA, units	53,912	415
	Moscow Exchange MICEX-RTS PJSC[2]	438,203	–	[3]
	Sberbank of Russia PJSC[2]	2,662,164	–	[3]

			517,257

74	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)		Shares	Value (000)

Information technology 14.98%	Microsoft Corp.	282,716	$106,313
	Taiwan Semiconductor Manufacturing Co., Ltd.	4,183,269	80,509
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,609	1,103
	Broadcom, Inc.	37,347	41,689
	ASML Holding NV	40,993	30,950
	NVIDIA Corp.	55,782	27,624
	Samsung Electronics Co., Ltd.	331,373	20,154
	SK hynix, Inc.	133,741	14,603
	Synopsys, Inc.[1]	26,054	13,415
	Tata Consultancy Services, Ltd.	262,250	11,941
	Apple, Inc.	60,046	11,561
	SAP SE	73,904	11,368
	ASM International NV	21,139	11,008
	Keyence Corp.	25,100	11,002
	Wolfspeed, Inc.[1]	229,036	9,965
	Infosys, Ltd. (ADR)	319,373	5,870
	Infosys, Ltd.	201,410	3,729
	Micron Technology, Inc.	96,870	8,267
	Capgemini SE	38,184	7,988
	Cognizant Technology Solutions Corp., Class A	103,802	7,840
	Disco Corp.	31,200	7,678
	Tokyo Electron, Ltd.	38,700	6,879
	Accenture PLC, Class A	19,032	6,679
	EPAM Systems, Inc.[1]	17,779	5,286
	MediaTek, Inc.	109,000	3,590
	Intel Corp.	71,015	3,568
	TE Connectivity, Ltd.	24,460	3,437
	ON Semiconductor Corp.[1]	39,439	3,294
	TDK Corp.	68,200	3,233
	Nokia Corp.	927,500	3,187
	Applied Materials, Inc.	17,561	2,846
	Xiamen Faratronic Co., Ltd., Class A	215,500	2,810
	Coforge, Ltd.	31,526	2,374
	Trimble, Inc.[1]	39,663	2,110
	E Ink Holdings, Inc.	316,000	2,021
	KLA Corp.	3,307	1,922
	Globant SA1	7,546	1,796
	NICE, Ltd. (ADR)[1]	8,744	1,744
	Atlassian Corp., Class A1	7,099	1,689
	Hamamatsu Photonics KK	32,400	1,328
	Kingdee International Software Group Co., Ltd.[1]	874,000	1,269
	Canva, Inc.[1,2,4]	385	411

			506,050

Industrials 12.75%	Airbus SE, non-registered shares	334,120	51,574
	Safran SA	150,094	26,477
	Larsen & Toubro, Ltd.	593,280	25,113
	Shenzhen Inovance Technology Co., Ltd., Class A	2,162,474	19,234
	IMCD NV	110,227	19,233
	Copa Holdings, SA, Class A	174,459	18,547
	General Electric Co.	143,239	18,282
	International Container Terminal Services, Inc.	3,678,980	16,294
	DSV A/S	86,263	15,175
	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	3,598,523	14,902
	Rumo SA	2,819,101	13,296
	Carrier Global Corp.	207,141	11,900
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	572,605	9,996
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	9,870	1,729
	Caterpillar, Inc.	36,071	10,665
	Grab Holdings, Ltd., Class A1	2,987,396	10,068
	Techtronic Industries Co., Ltd.	832,500	9,957

American Funds Insurance Series	75

New World Fund (continued)

Common stocks (continued)		Shares	Value (000)

Industrials (continued)	Daikin Industries, Ltd.	60,900	$9,893
	InPost SA1	694,225	9,597
	TransDigm Group, Inc.	8,345	8,442
	Astra International Tbk PT	20,769,500	7,611
	BAE Systems PLC	514,868	7,284
	Boeing Co.[1]	25,707	6,701
	CCR SA, ordinary nominative shares	2,253,183	6,558
	Siemens AG	34,068	6,390
	Contemporary Amperex Technology Co., Ltd., Class A	271,925	6,247
	Bharat Electronics, Ltd.	2,500,084	5,533
	Thales SA	37,275	5,513
	ZTO Express (Cayman), Inc., Class A (ADR)	250,247	5,325
	SMC Corp.	9,900	5,294
	Jiangsu Hengli Hydraulic Co., Ltd., Class A	640,864	4,936
	Mitsui & Co., Ltd.	125,000	4,657
	Wizz Air Holdings PLC[1]	156,622	4,395
	Interpump Group SpA	70,888	3,672
	RTX Corp.	37,311	3,139
	Schneider Electric SE	15,460	3,113
	ABB, Ltd.	66,329	2,948
	Legrand SA	27,553	2,870
	Epiroc AB, Class B	143,946	2,519
	TELUS International (Cda), Inc., subordinate voting shares[1]	284,781	2,443
	Bureau Veritas SA	92,816	2,346
	Centre Testing International Group Co., Ltd.	1,034,596	2,066
	MISUMI Group, Inc.	109,800	1,852
	Ingersoll-Rand, Inc.	21,259	1,644
	GT Capital Holdings, Inc.	116,310	1,239
	Hitachi, Ltd.	15,400	1,113
	Wuxi Lead Intelligent Equipment Co., Ltd., Class A	291,900	1,052
	Ayala Corp.	70,270	864
	Veralto Corp.	7,889	649
	Haitian International Holdings, Ltd.	197,146	487

			430,834

Health care 11.84%	Novo Nordisk AS, Class B	877,364	90,750
	Eli Lilly and Co.	83,856	48,881
	Max Healthcare Institute, Ltd.	4,055,160	33,406
	Thermo Fisher Scientific, Inc.	54,516	28,937
	AstraZeneca PLC	202,378	27,257
	Abbott Laboratories	154,428	16,998
	BeiGene, Ltd. (ADR)[1]	70,132	12,649
	BeiGene, Ltd.[1]	42,200	588
	EssilorLuxottica SA	64,268	12,918
	Innovent Biologics, Inc.[1]	2,082,873	11,373
	Laurus Labs, Ltd.	2,185,717	11,286
	Rede D’Or Sao Luiz SA	1,732,143	10,205
	Jiangsu Hengrui Medicine Co., Ltd., Class A	1,560,188	9,937
	Revvity, Inc.	84,820	9,272
	Danaher Corp.	39,567	9,153
	Hypera SA, ordinary nominative shares	1,046,769	7,565
	WuXi AppTec Co., Ltd., Class H	410,200	4,194
	WuXi AppTec Co., Ltd., Class A	191,719	1,976
	Zoetis, Inc., Class A	27,822	5,491
	WuXi Biologics (Cayman), Inc.[1]	1,217,600	4,600
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	109,100	4,477
	Straumann Holding AG	26,306	4,256
	Siemens Healthineers AG	66,725	3,877
	Zai Lab, Ltd. (ADR)[1,5]	140,032	3,827
	Legend Biotech Corp. (ADR)[1]	58,459	3,518
	GE HealthCare Technologies, Inc.	39,967	3,090

76	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)		Shares	Value (000)

Health care (continued)	Pfizer, Inc.	100,008	$2,879
	Align Technology, Inc.[1]	9,179	2,515
	Shionogi & Co., Ltd.	44,400	2,138
	Mettler-Toledo International, Inc.[1]	1,685	2,044
	Teva Pharmaceutical Industries, Ltd. (ADR)[1]	187,358	1,956
	Alcon, Inc.	22,320	1,748
	Asahi Intecc Co., Ltd.	82,100	1,664
	OdontoPrev SA	662,891	1,585
	Medtronic PLC	16,936	1,395
	Angelalign Technology, Inc.	99,606	720
	Bayer AG	13,918	517
	CanSino Biologics, Inc., Class H1,5	61,521	185
	Shandong Pharmaceutical Glass Co., Ltd., Class A	47,100	170

			399,997

Consumer discretionary 10.47%	MercadoLibre, Inc.[1]	31,226	49,073
	LVMH Moët Hennessy-Louis Vuitton SE	58,326	47,310
	Midea Group Co., Ltd., Class A	3,754,668	28,911
	Eicher Motors, Ltd.	368,146	18,294
	Trip.com Group, Ltd. (ADR)[1]	459,378	16,542
	Hermès International	7,705	16,352
	Alibaba Group Holding, Ltd. (ADR)	105,344	8,165
	Alibaba Group Holding, Ltd.	695,972	6,726
	Galaxy Entertainment Group, Ltd.	2,627,000	14,683
	Evolution AB	96,324	11,529
	Jumbo SA	388,686	10,782
	Titan Co., Ltd.	204,564	9,029
	adidas AG	40,030	8,140
	YUM! Brands, Inc.	60,921	7,960
	Shenzhou International Group Holdings, Ltd.	696,700	7,149
	Marriott International, Inc., Class A	31,603	7,127
	NIKE, Inc., Class B	47,713	5,180
	Tesla, Inc.[1]	20,117	4,999
	Kering SA	11,078	4,916
	Ferrari NV (EUR denominated)	13,500	4,550
	Cie. Financière Richemont SA, Class A	31,696	4,372
	Amadeus IT Group SA, Class A, non-registered shares	60,231	4,320
	Airbnb, Inc., Class A1	31,507	4,289
	Naspers, Ltd., Class N	22,539	3,858
	Zhongsheng Group Holdings, Ltd.	1,581,500	3,814
	InterContinental Hotels Group PLC	35,617	3,217
	H World Group, Ltd. (ADR)	95,887	3,206
	Industria de Diseño Textil, SA	73,014	3,185
	Jubilant FoodWorks, Ltd.	451,187	3,060
	Li Ning Co., Ltd.	1,134,155	3,060
	Maruti Suzuki India, Ltd.	23,114	2,859
	China Tourism Group Duty Free Corp., Ltd., Class H	272,570	2,671
	Stellantis NV	104,093	2,438
	Melco Resorts & Entertainment, Ltd. (ADR)[1]	234,864	2,083
	Sands China, Ltd.[1]	696,400	2,032
	Aptiv PLC[1]	22,350	2,005
	General Motors Co.	47,313	1,699
	Booking Holdings, Inc.[1]	417	1,479
	Shangri-La Asia, Ltd.[1]	2,130,000	1,459
	BYD Co., Ltd., Class H	52,500	1,443
	IDP Education, Ltd.	98,395	1,339
	Tube Investments of India, Ltd.	31,096	1,322
	Magazine Luiza SA1	2,749,107	1,247
	Inchcape PLC	132,241	1,202
	Renault SA	28,126	1,151
	Flutter Entertainment PLC[1]	6,201	1,092

American Funds Insurance Series	77

New World Fund (continued)

Common stocks (continued)		Shares	Value (000)

Consumer discretionary (continued)	Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	$603
	Cyrela Brazil Realty SA, ordinary nominative shares	91,635	450
	TVS Motor Co., Ltd.	17,427	424
	Foschini Group, Ltd. (The)	68,408	415
	Woolworths Holdings, Ltd.	90,404	357
	Americanas SA, ordinary nominative shares[1]	801,908	150
	Meituan, Class B1	5,521	58

			353,776

Materials 6.92%	Vale SA (ADR), ordinary nominative shares	1,366,617	21,675
	Vale SA, ordinary nominative shares	1,151,624	18,261
	Freeport-McMoRan, Inc.	563,042	23,969
	Asian Paints, Ltd.	454,360	18,564
	Linde PLC	43,853	18,011
	Sika AG	51,876	16,950
	First Quantum Minerals, Ltd.	1,359,921	11,135
	Pidilite Industries, Ltd.	340,365	11,096
	Albemarle Corp.	61,201	8,842
	Barrick Gold Corp.	460,020	8,322
	Shin-Etsu Chemical Co., Ltd.	195,200	8,157
	Gerdau SA (ADR)	1,532,534	7,433
	Jindal Steel & Power, Ltd.	709,773	6,372
	LANXESS AG	203,269	6,363
	Givaudan SA	1,339	5,570
	Glencore PLC	789,909	4,739
	Wacker Chemie AG	30,792	3,886
	Arkema SA	33,368	3,796
	Nutrien, Ltd. (CAD denominated)	66,242	3,732
	CEMEX, SAB de CV (ADR), ordinary participation certificates, units[1]	468,502	3,631
	Loma Negra Compania Industrial Argentina SA (ADR)	409,335	2,902
	Shandong Sinocera Functional Material Co., Ltd., Class A	847,500	2,769
	Fresnillo PLC	350,361	2,646
	Amcor PLC (CDI)	225,193	2,177
	BASF SE	39,350	2,119
	Akzo Nobel NV	25,296	2,090
	Wheaton Precious Metals Corp.	38,312	1,890
	Grupo México, SAB de CV, Series B	217,217	1,205
	OCI NV	36,366	1,057
	China Jushi Co., Ltd., Class A	714,543	989
	Umicore SA	34,684	953
	Guangzhou Tinci Materials Technology Co., Ltd., Class A	263,900	932
	DSM-Firmenich AG	8,226	837
	Polymetal International PLC[1]	76,572	344
	Antofagasta PLC	12,230	262
	Alrosa PJSC[2]	1,123,215	—	[3]

			233,676

Communication services 6.69%	Meta Platforms, Inc., Class A1	108,519	38,411
	Alphabet, Inc., Class C1	157,306	22,169
	Alphabet, Inc., Class A1	78,363	10,947
	Bharti Airtel, Ltd.	2,585,534	32,030
	Bharti Airtel, Ltd., interim shares	61,951	474
	Tencent Holdings, Ltd.	798,351	30,162
	MTN Group, Ltd.	3,574,653	22,548
	NetEase, Inc.	574,949	10,671
	NetEase, Inc. (ADR)	25,180	2,346
	América Móvil, SAB de CV, Class B (ADR)	573,318	10,618
	Telkom Indonesia (Persero) Tbk PT, Class B	38,470,300	9,874
	Telefónica, SA, non-registered shares	1,898,075	7,453
	Netflix, Inc.[1]	13,189	6,422

78	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)		Shares	Value (000)

Communication services (continued)	TIM SA	1,343,498	$4,956
	Singapore Telecommunications, Ltd.	1,997,800	3,733
	Vodafone Group PLC	4,232,067	3,676
	Informa PLC	288,172	2,861
	Telefônica Brasil SA, ordinary nominative shares	207,300	2,279
	Yandex NV, Class A1,2	129,388	1,985
	JCDecaux SE1	80,520	1,621
	Saudi Telecom Co., non-registered shares	54,371	586

			225,822

Consumer staples 6.61%	Kweichow Moutai Co., Ltd., Class A	113,407	27,547
	ITC, Ltd.	3,838,302	21,288
	Varun Beverages, Ltd.	1,234,514	18,341
	Arca Continental, SAB de CV	1,157,120	12,634
	Bunge Global SA	122,076	12,324
	Nestlé SA	99,773	11,547
	JBS SA	2,159,116	11,037
	Monster Beverage Corp.[1]	188,504	10,860
	Constellation Brands, Inc., Class A	35,349	8,546
	Ajinomoto Co., Inc.	216,899	8,382
	Raia Drogasil SA, ordinary nominative shares	1,167,683	7,048
	Kao Corp.	169,000	6,945
	Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	2,872,918	6,458
	Anheuser-Busch InBev SA/NV	93,931	6,069
	Carlsberg A/S, Class B	45,546	5,709
	Pernod Ricard SA	31,776	5,619
	Avenue Supermarts, Ltd.[1]	112,159	5,498
	DINO POLSKA SA, non-registered shares[1]	43,220	5,058
	Mondelez International, Inc., Class A	62,269	4,510
	British American Tobacco PLC	153,810	4,488
	Foshan Haitian Flavouring and Food Co., Ltd., Class A	695,796	3,719
	L’Oréal SA, non-registered shares	5,862	2,915
	Philip Morris International, Inc.	30,823	2,900
	Uni-Charm Corp.	63,600	2,298
	Dabur India, Ltd.	331,831	2,221
	Danone SA	31,931	2,071
	United Spirits, Ltd.	141,557	1,898
	Proya Cosmetics Co., Ltd., Class A	91,768	1,284
	Budweiser Brewing Co., APAC, Ltd.	573,900	1,071
	Wuliangye Yibin Co., Ltd., Class A	47,971	947
	Diageo PLC	24,169	878
	Reckitt Benckiser Group PLC	11,580	799
	Clicks Group, Ltd.	17,686	315
	X5 Retail Group NV (GDR)[1,2]	88,147	–	[3]

			223,224

Energy 3.11%	Reliance Industries, Ltd.	918,465	28,503
	TotalEnergies SE	333,615	22,662
	New Fortress Energy, Inc., Class A5	276,960	10,450
	Baker Hughes Co., Class A	293,006	10,015
	Exxon Mobil Corp.	73,718	7,370
	Saudi Arabian Oil Co.	712,293	6,278
	Cheniere Energy, Inc.	31,889	5,444
	Schlumberger NV	72,952	3,796
	Chevron Corp.	23,220	3,464
	Shell PLC (GBP denominated)	76,198	2,476
	Borr Drilling, Ltd.[1]	166,505	1,226
	Borr Drilling, Ltd. (NOK denominated)[1]	161,906	1,207
	Woodside Energy Group, Ltd.	60,599	1,284
	INPEX Corp.[5]	42,400	571

American Funds Insurance Series	79

New World Fund (continued)

Common stocks (continued)		Shares	Value (000)

Energy (continued)	Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	23,280	$372
	Gazprom PJSC[1,2]	945,858	—	[3]
	Rosneft Oil Co. PJSC[2]	588,661	—	[3]

			105,118

Real estate 1.97%	Macrotech Developers, Ltd.	2,207,035	27,122
	Fibra Uno Administración REIT, SA de CV	3,951,259	7,113
	ALLOS SA, ordinary nominative shares	1,250,769	6,768
	American Tower Corp. REIT	27,097	5,850
	KE Holdings, Inc., Class A (ADR)	318,916	5,170
	CK Asset Holdings, Ltd.	981,000	4,906
	China Resources Mixc Lifestyle Services, Ltd.	1,192,800	4,233
	ESR Group, Ltd.	2,513,600	3,469
	Longfor Group Holdings, Ltd.	1,173,846	1,883
	Ayala Land, Inc.	222,500	138

			66,652

Utilities 1.19%	AES Corp.	619,432	11,924
	ENN Energy Holdings, Ltd.	1,609,205	11,830
	Equatorial Energia SA, ordinary nominative shares	1,259,296	9,256
	Power Grid Corporation of India, Ltd.	1,770,556	5,040
	Engie SA	93,656	1,647
	China Resources Gas Group, Ltd.	100,000	327
	China Gas Holdings, Ltd.	67,400	67

			40,091

	Total common stocks (cost: $2,144,852,000)		3,102,497

Preferred securities 0.66%

Financials 0.31%	Itaú Unibanco Holding SA (ADR), preferred nominative shares	449,330	3,123
	Itaú Unibanco Holding SA, preferred nominative shares	315,302	2,192
	Banco Bradesco SA, preferred nominative shares	1,512,701	5,267

			10,582

Real estate 0.19%	QuintoAndar, Ltd., Series E, preference shares[1,2,4]	32,657	5,091
	QuintoAndar, Ltd., Series E-1, preference shares[1,2,4]	8,400	1,309

			6,400

Consumer discretionary 0.12%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	41,073	3,622
	Getir BV, Series D, preferred shares[1,2,4]	7,768	468

			4,090

Information technology 0.03%	Samsung Electronics Co., Ltd., nonvoting preferred shares	23,177	1,118
	Canva, Inc., Series A, noncumulative preferred shares[1,2,4]	34	36
	Canva, Inc., Series A-3, noncumulative preferred shares[1,2,4]	1	1

			1,155

Industrials 0.01%	GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]	129,359	234

	Total preferred securities (cost: $23,340,000)		22,461

80	American Funds Insurance Series

New World Fund (continued)

Rights & warrants 0.05%		Shares	Value (000)

Consumer discretionary 0.03%	Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[1,6]	128,407	$989

Industrials 0.02%	Centre Testing International Group Co., Ltd., Class A, warrants, expire 3/20/2024[1,6]	425,100	849

	Total rights & warrants (cost: $2,099,000)		1,838

Convertible bonds & notes 0.01%		Principal amount (000)

Energy 0.01%	Abu Dhabi National Oil Co., convertible notes, 0.70% 6/4/2024	USD200	195

	Total convertible bonds & notes (cost: $195,000)		195

Bonds, notes & other debt instruments 3.95%

Bonds & notes of governments & government agencies outside the U.S. 3.40%
	Abu Dhabi (Emirate of) 1.70% 3/2/2031[6]	200	170
	Angola (Republic of) 9.50% 11/12/2025	400	394
	Angola (Republic of) 8.25% 5/9/2028	500	462
	Angola (Republic of) 8.00% 11/26/2029[6]	445	396
	Angola (Republic of) 8.75% 4/14/2032[6]	280	247
	Argentine Republic 1.00% 7/9/2029	32	13
	Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[7]	2,217	766
	Argentine Republic 4.25% 1/9/2038 (5.00% on 7/9/2024)[7]	1,091	434
	Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[7]	2,454	843
	Brazil (Federative Republic of) 0% 1/1/2024	BRL10,200	2,099
	Brazil (Federative Republic of) 10.00% 1/1/2027	10,669	2,205
	Brazil (Federative Republic of) 6.00% 5/15/2027[8]	30,772	6,383
	Brazil (Federative Republic of) 10.00% 1/1/2031	8,986	1,828
	Brazil (Federative Republic of) 10.00% 1/1/2033	26,684	5,415
	Brazil (Federative Republic of) 6.00% 8/15/2050[8]	1,672	365
	Chile (Republic of) 6.00% 4/1/2033	CLP1,170,000	1,398
	Chile (Republic of) 5.30% 11/1/2037	480,000	549
	Chile (Republic of) 4.34% 3/7/2042	USD350	314
	China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY30,480	4,399
	China (People’s Republic of), Series INBK, 2.88% 2/25/2033	11,700	1,690
	China (People’s Republic of), Series INBK, 3.72% 4/12/2051	27,530	4,487
	China (People’s Republic of), Series INBK, 3.12% 10/25/2052	10,410	1,531
	Colombia (Republic of) 3.25% 4/22/2032	USD700	558
	Colombia (Republic of) 8.00% 11/14/2035	200	219
	Colombia (Republic of) 5.20% 5/15/2049	755	592
	Colombia (Republic of), Series B, 7.00% 3/26/2031	COP2,927,200	652
	Colombia (Republic of), Series B, 13.25% 2/9/2033	10,560,100	3,236
	Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR150	140
	Czech Republic 1.25% 2/14/2025	CZK32,530	1,401
	Czech Republic 1.95% 7/30/2037	19,010	685
	Dominican Republic 8.625% 4/20/2027[6]	USD575	603
	Dominican Republic 5.50% 2/22/2029[6]	275	269
	Dominican Republic 11.375% 7/6/2029	DOP12,800	234
	Dominican Republic 7.05% 2/3/2031[6]	USD150	158
	Dominican Republic 13.625% 2/3/2033	DOP9,000	189
	Dominican Republic 11.25% 9/15/2035	49,350	919
	Dominican Republic 5.875% 1/30/2060	USD1,725	1,496
	Dominican Republic 5.875% 1/30/2060[6]	280	243
	Egypt (Arab Republic of) 6.375% 4/11/2031	EUR450	320
	Egypt (Arab Republic of) 8.50% 1/31/2047	USD400	250
	Egypt (Arab Republic of) 8.875% 5/29/2050	455	291
	Egypt (Arab Republic of) 8.75% 9/30/2051	500	317
	Egypt (Arab Republic of) 8.15% 11/20/2059[6]	500	309

American Funds Insurance Series	81

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024[9]	USD440	$299
Gabonese Republic 7.00% 11/24/2031	300	251
Ghana (Republic of) 7.75% 4/7/2029[6,9]	1,125	495
Ghana (Republic of) 8.125% 3/26/2032[9]	1,280	566
Honduras (Republic of) 6.25% 1/19/2027	1,365	1,314
Honduras (Republic of) 5.625% 6/24/2030	678	606
Honduras (Republic of) 5.625% 6/24/2030[6]	281	251
Hungary (Republic of) 6.25% 9/22/2032[6]	330	353
Hungary (Republic of), Series A, 6.75% 10/22/2028	HUF519,260	1,556
India (Republic of) 6.54% 1/17/2032	INR81,680	944
Indonesia (Republic of) 6.625% 2/17/2037	USD300	352
Indonesia (Republic of) 7.125% 6/15/2038	IDR32,478,000	2,209
Indonesia (Republic of), Series 95, 6.375% 8/15/2028	48,630,000	3,153
Indonesia (Republic of), Series 82, 7.00% 9/15/2030	12,900,000	856
Indonesia (Republic of), Series 96, 7.00% 2/15/2033	27,200,000	1,832
International Bank for Reconstruction and Development 6.85% 4/24/2028	INR78,000	940
Kenya (Republic of) 6.875% 6/24/2024	USD400	390
Kenya (Republic of) 8.25% 2/28/2048[6]	400	333
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR3,240	713
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029	2,095	460
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034	4,280	926
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038	7,106	1,699
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	2,200	459
Malaysia (Federation of), Series 0519, 4.638% 11/15/2049	1,030	235
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050	631	135
Malaysia (Federation of), Series 022, 5.357% 5/15/2052	989	251
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028	USD940	969
Mongolia (State of) 4.45% 7/7/2031	300	252
Morocco (Kingdom of) 5.95% 3/8/2028[6]	255	262
Mozambique (Republic of) 9.00% 9/15/2031	1,300	1,111
Oman (Sultanate of) 6.25% 1/25/2031[6]	200	211
Oman (Sultanate of) 6.75% 1/17/2048	285	299
Panama (Republic of) 3.75% 4/17/2026	100	94
Panama (Republic of) 6.875% 1/31/2036	410	410
Panama (Republic of) 4.50% 4/16/2050	200	139
Panama (Republic of) 6.853% 3/28/2054	590	554
Panama (Republic of) 4.50% 1/19/2063	200	131
Paraguay (Republic of) 4.95% 4/28/2031	320	313
Peru (Republic of) 3.00% 1/15/2034	225	191
Peru (Republic of) 6.55% 3/14/2037	1,070	1,195
Peru (Republic of) 3.55% 3/10/2051	370	282
Peru (Republic of) 2.78% 12/1/2060	100	63
PETRONAS Capital, Ltd. 4.55% 4/21/2050[6]	400	368
Philippines (Republic of) 6.375% 10/23/2034	145	165
Philippines (Republic of) 3.95% 1/20/2040	500	452
Poland (Republic of) 4.875% 10/4/2033	560	569
Poland (Republic of), Series 0726, 2.50% 7/25/2026	PLN7,680	1,839
Qatar (State of) 4.50% 4/23/2028[6]	USD450	456
Romania 2.00% 1/28/2032	EUR1,375	1,179
Romania 2.00% 4/14/2033	300	249
Romania 5.125% 6/15/2048[6]	USD500	430
Senegal (Republic of) 4.75% 3/13/2028	EUR600	613
South Africa (Republic of) 5.875% 4/20/2032	USD400	380
South Africa (Republic of), Series R-213, 7.00% 2/28/2031	ZAR57,197	2,619
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035	100,363	4,639
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040	26,540	1,138
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048	42,450	1,712
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025	USD200	103
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025	950	492
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030	271	137
Thailand (Kingdom of) 2.875% 12/17/2028	THB15,532	460

82	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Thailand (Kingdom of) 3.45% 6/17/2043	THB18,658	$569
	Tunisia (Republic of) 5.625% 2/17/2024	EUR1,820	1,944
	Tunisia (Republic of) 5.75% 1/30/2025	USD425	350
	Turkey (Republic of) 9.875% 1/15/2028	200	222
	Turkey (Republic of) 17.30% 7/19/2028	TRY27,700	761
	Turkey (Republic of) 11.875% 1/15/2030	USD500	630
	Turkey (Republic of) 17.80% 7/13/2033	TRY1,145	31
	Ukraine 8.994% 2/1/2026[9]	USD600	180
	Ukraine 7.75% 9/1/2029[9]	2,328	646
	Ukraine 9.75% 11/1/2030[9]	900	261
	Ukraine 7.375% 9/25/2034[9]	2,180	518
	United Mexican States 4.75% 3/8/2044	800	690
	United Mexican States 3.75% 4/19/2071	200	134
	United Mexican States, Series M, 7.50% 6/3/2027	MXN20,360	1,136
	United Mexican States, Series M20, 8.50% 5/31/2029	9,159	528
	United Mexican States, Series M, 7.75% 5/29/2031	83,380	4,583
	United Mexican States, Series M, 7.50% 5/26/2033	63,500	3,390
	United Mexican States, Series M30, 8.50% 11/18/2038	23,600	1,327
	United Mexican States, Series M, 8.00% 7/31/2053	20,070	1,050
	Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[9]	USD75	11
	Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[9]	930	132
	Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[9]	805	113
	Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[9]	800	126
	Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]	180	28
	Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]	230	40
	Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]	65	10

			114,933

Corporate bonds, notes & loans 0.55%

Energy 0.15%	Oleoducto Central SA 4.00% 7/14/2027[6]	255	237
	Oleoducto Central SA 4.00% 7/14/2027	200	186
	Petrobras Global Finance BV 6.85% 6/5/2115	314	296
	Petroleos Mexicanos 7.19% 9/12/2024	MXN22,000	1,239
	Petroleos Mexicanos 6.49% 1/23/2027	USD2,585	2,427
	PTTEP Treasury Center Co., Ltd. 2.993% 1/15/2030	200	181
	Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[6]	630	458

			5,024

Financials 0.09%	Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]	800	712
	BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[6,7]	340	363
	CMB International Leasing Management, Ltd. 2.75% 8/12/2030	300	257
	HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[6,7]	600	548
	HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[7]	600	658
	HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[7]	600	647

			3,185

Communication services 0.08%	América Móvil, SAB de CV, 9.50% 1/27/2031	MXN24,000	1,376
	Axiata SPV5 (Labuan), Ltd. 3.064% 8/19/2050	USD357	247
	PLDT, Inc. 2.50% 1/23/2031	210	175
	Tencent Holdings, Ltd. 3.975% 4/11/2029	400	381
	Tencent Holdings, Ltd. 3.24% 6/3/2050[6]	580	387

			2,566

American Funds Insurance Series	83

New World Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities 0.07%	Aegea Finance SARL 9.00% 1/20/2031[6]	USD275	$293
	AES Panama Generation Holdings SRL 4.375% 5/31/2030[6]	275	231
	Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]	412	352
	State Grid Europe Development (2014) PLC 3.125% 4/7/2025	1,400	1,368

			2,244

Materials 0.06%	Braskem Idesa SAPI 7.45% 11/15/2029	775	488
	Braskem Idesa SAPI 7.45% 11/15/2029[6]	300	189
	Braskem Netherlands Finance BV 8.50% 1/12/2031[6]	355	331
	CSN Resources SA 8.875% 12/5/2030[6]	400	417
	GC Treasury Center Co., Ltd. 4.40% 3/30/2032[6]	230	210
	Sasol Financing USA, LLC 5.875% 3/27/2024	500	497

			2,132

Consumer discretionary 0.05%	Alibaba Group Holding, Ltd. 3.15% 2/9/2051	410	269
	Arcos Dorados BV 6.125% 5/27/2029	450	450
	Meituan 3.05% 10/28/2030[6]	400	338
	MercadoLibre, Inc. 3.125% 1/14/2031	400	343
	Sands China, Ltd. 4.625% 6/18/2030	220	200

			1,600

Consumer staples 0.03%	MARB BondCo PLC 3.95% 1/29/2031	520	423
	NBM US Holdings, Inc. 7.00% 5/14/2026[4]	200	203
	NBM US Holdings, Inc. 6.625% 8/6/2029[4]	420	412

			1,038

Health care 0.01%	Rede D’Or Finance SARL 4.50% 1/22/2030	480	435

Industrials 0.01%	Mexico City Airport Trust 4.25% 10/31/2026	200	193

	Total corporate bonds, notes & loans		18,417

	Total bonds, notes & other debt instruments (cost: $135,928,000)		133,350

Short-term securities 4.04%		Shares

Money market investments 4.01%
	Capital Group Central Cash Fund 5.44%[10,11]	1,354,533	135,440

84	American Funds Insurance Series

New World Fund (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.03%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[10,12]	664,565	$665
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[10,12]	340,555	340

		1,005

Total short-term securities (cost: $136,437,000)		136,445

Total investment securities 100.55% (cost: $2,442,851,000)		3,396,786
Other assets less liabilities (0.55)%		(18,499)

Net assets 100.00%		$3,378,287

Futures contracts
Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	95	4/3/2024	USD19,562	$194
10 Year Euro-Bund Futures	Short	19	3/11/2024	(2,878)	(85)
10 Year Ultra U.S. Treasury Note Futures	Short	34	3/28/2024	(4,012)	(180)
30 Year Ultra U.S. Treasury Bond Futures	Long	4	3/28/2024	534	50

					$(21)

Forward currency contracts
						Unrealized appreciation (depreciation) at 12/31/2023 (000)
Contract amount
Currency purchased		Currency sold			Settlement
(000)		(000)		Counterparty	date

IDR	14,580,000	USD	943	Citibank	1/5/2024	$4
USD	941	IDR	14,580,000	Citibank	1/5/2024	(6)
USD	2,710	EUR	2,497	Morgan Stanley	1/8/2024	(48)
EUR	156	USD	168	Morgan Stanley	1/11/2024	4
BRL	13,005	USD	2,645	Citibank	1/12/2024	30
COP	540,787	USD	135	Morgan Stanley	1/12/2024	4
INR	36,577	USD	438	Standard Chartered Bank	1/12/2024	1
USD	17	CLP	15,136	Morgan Stanley	1/12/2024	– [3]
IDR	1,205,515	USD	78	JPMorgan Chase	1/12/2024	– [3]
USD	576	BRL	2,860	Citibank	1/12/2024	(13)
USD	1,586	MXN	27,560	Citibank	1/12/2024	(32)
HUF	504,380	USD	1,420	JPMorgan Chase	1/18/2024	30
CZK	21,025	USD	930	Barclays Bank PLC	1/18/2024	10
USD	61	ZAR	1,125	Bank of America	1/18/2024	– [3]
USD	39	PLN	156	Goldman Sachs	1/18/2024	(1)
USD	4,745	MYR	22,105	HSBC Bank	1/19/2024	(82)
MXN	8,749	USD	503	JPMorgan Chase	1/22/2024	10
USD	1,560	ZAR	29,086	Goldman Sachs	1/22/2024	(27)
USD	1,005	CNH	7,158	Morgan Stanley	1/23/2024	(2)
TRY	30,935	USD	986	Barclays Bank PLC	3/7/2024	(2)
CZK	18,535	USD	820	Barclays Bank PLC	6/10/2024	7

						$(113)

American Funds Insurance Series	85

New World Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

								Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)

Receive		Pay			Notional amount (000)	Value at 12/31/2023 (000)
	Payment		Payment	Expiration
Rate	frequency	Rate	frequency	date

8.61%	28-day	28-day MXN-TIIE	28-day	8/3/2028	MXN43,530	$–	[3]	$–	$–	[3]

Bilateral interest rate swaps
									Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)

Receive		Pay				Notional amount (000)	Value at 12/31/2023 (000)
	Payment		Payment		Expiration
Rate	frequency	Rate	frequency	Counterparty	date

10.535%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2025	BRL6,315	$–	[3]	$–	$–	[3]
10.775%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL4,534	36		–	36
11.175%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2031	BRL3,670	59		–	59

							$95		$–	$95

Investments in affiliates[13]
					Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

	Value at
	1/1/2023	Additions	Reductions
	(000)	(000)	(000)

Short-term securities 4.01%
Money market investments 4.01%
Capital Group Central Cash Fund 5.44[10]	$167,328	$395,833	$427,726		$17	$(12)	$135,440	$8,436

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[10]	86		86	[14]			–	–	[15]

Total 4.01%					$17	$(12)	$135,440	$8,436

Restricted securities[4]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

QuintoAndar, Ltd., Series E, preference shares[1,2]	5/26/2021	$5,258	$5,091		.15%
QuintoAndar, Ltd., Series E-1, preference shares[1,2]	12/20/2021	1,716	1,309	.04
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	406	412	.01
NBM US Holdings, Inc. 7.00% 5/14/2026	5/16/2023	193	203	.01
Getir BV, Series D, preferred shares[1,2]	5/27/2021	3,500	468	.01
Canva, Inc.[1,2]	8/26/2021-11/4/2021	656	411	.01
Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	58	36	.00	[16]
Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00	[16]

Total		$11,789	$7,931		.23%

86	American Funds Insurance Series

New World Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $7,931,000, which represented .23% of the net assets of the fund.

[5]

All or a portion of this security was on loan. The total value of all such securities was $1,705,000, which represented ..05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,746,000, which represented .35% of the net assets of the fund.

[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Rate represents the seven-day yield at 12/31/2023.
[11]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Represents net activity. Refer to Note 5 for more information on securities lending.
[15]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[16]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EUR = Euros GBP = British pounds

GDR = Global Depositary Receipts

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	87

Washington Mutual Investors Fund

Investment portfolio December 31, 2023

Common stocks 96.62%		Shares	Value (000)

Information technology 22.22%	Broadcom, Inc.	673,902	$752,243
	Microsoft Corp.	1,781,641	669,968
	Intel Corp.	3,034,152	152,466
	Apple, Inc.	650,463	125,234
	ASML Holding NV (ADR)	142,242	107,666
	SAP SE (ADR)	448,458	69,327
	Applied Materials, Inc.	382,302	61,960
	Oracle Corp.	466,256	49,157
	Motorola Solutions, Inc.	151,290	47,367
	Salesforce, Inc.[1]	156,586	41,204
	KLA Corp.	70,506	40,985
	TE Connectivity, Ltd.	232,562	32,675
	Texas Instruments, Inc.	150,069	25,581
	Synopsys, Inc.[1]	44,863	23,100
	NVIDIA Corp.	34,574	17,122
	QUALCOMM, Inc.	113,667	16,440
	NetApp, Inc.	176,098	15,525
	ASM International NV (ADR)	28,085	14,582
	Cadence Design Systems, Inc.[1]	37,099	10,105
	Micron Technology, Inc.	73,428	6,266
	Analog Devices, Inc.	27,657	5,491
	Ciena Corp.[1]	17,550	790

			2,285,254

Health care 16.55%	UnitedHealth Group, Inc.	636,287	334,986
	Eli Lilly and Co.	414,778	241,782
	CVS Health Corp.	1,885,093	148,847
	AbbVie, Inc.	907,930	140,702
	Johnson & Johnson	815,682	127,850
	Gilead Sciences, Inc.	1,201,856	97,362
	Pfizer, Inc.	3,207,424	92,342
	AstraZeneca PLC (ADR)	1,329,019	89,509
	Danaher Corp.	286,975	66,389
	Abbott Laboratories	573,627	63,139
	Vertex Pharmaceuticals, Inc.[1]	116,273	47,310
	Elevance Health, Inc.	96,492	45,502
	Humana, Inc.	85,246	39,026
	Bristol-Myers Squibb Co.	661,577	33,946
	Zoetis, Inc., Class A	116,162	22,927
	Regeneron Pharmaceuticals, Inc.[1]	25,319	22,237
	Novo Nordisk AS, Class B (ADR)	211,934	21,925
	Merck & Co., Inc.	185,136	20,184
	Thermo Fisher Scientific, Inc.	37,219	19,755
	Edwards Lifesciences Corp.[1]	171,851	13,104
	Molina Healthcare, Inc.[1]	36,224	13,088

			1,701,912

Financials 15.34%	Marsh & McLennan Companies, Inc.	1,290,048	244,425
	JPMorgan Chase & Co.	944,283	160,623
	BlackRock, Inc.	187,768	152,430
	CME Group, Inc., Class A	627,688	132,191
	Visa, Inc., Class A	399,830	104,096
	Wells Fargo & Co.	1,637,522	80,599
	Mastercard, Inc., Class A	185,038	78,921
	Chubb, Ltd.	338,392	76,477
	KKR & Co., Inc.	703,107	58,252
	Blackstone, Inc.	439,169	57,496
	S&P Global, Inc.	112,953	49,758
	Discover Financial Services	401,650	45,146
	Capital One Financial Corp.	335,772	44,026

88	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)		Shares	Value (000)

Financials (continued)	Apollo Asset Management, Inc.	436,959	$40,720
	Arthur J. Gallagher & Co.	170,435	38,327
	Citizens Financial Group, Inc.	965,149	31,985
	Intercontinental Exchange, Inc.	224,400	28,820
	Morgan Stanley	241,344	22,505
	Aon PLC, Class A	73,528	21,398
	Brookfield Asset Management, Ltd., Class A	409,288	16,441
	Canadian Imperial Bank of Commerce	302,696	14,572
	Nasdaq, Inc.	211,754	12,311
	Fifth Third Bancorp	354,128	12,214
	Carlyle Group, Inc. (The)	283,476	11,535
	Goldman Sachs Group, Inc.	29,888	11,530
	Fidelity National Information Services, Inc.	177,861	10,684
	Bank of America Corp.	306,789	10,330
	PNC Financial Services Group, Inc.	43,525	6,740
	MSCI, Inc.	6,167	3,488

			1,578,040

Industrials 11.37%	Northrop Grumman Corp.	351,726	164,657
	Caterpillar, Inc.	402,809	119,099
	RTX Corp.	1,081,586	91,005
	Boeing Co.[1]	310,619	80,966
	L3Harris Technologies, Inc.	382,341	80,529
	Union Pacific Corp.	312,718	76,810
	CSX Corp.	2,060,446	71,436
	Paychex, Inc.	366,237	43,622
	Equifax, Inc.	162,406	40,161
	Carrier Global Corp.	650,884	37,393
	General Electric Co.	292,347	37,312
	ABB, Ltd. (ADR)	689,412	30,541
	Lockheed Martin Corp.	61,781	28,002
	Robert Half, Inc.	274,122	24,101
	Waste Connections, Inc.	142,559	21,280
	Southwest Airlines Co.	664,950	19,204
	Deere & Co.	42,130	16,847
	FedEx Corp.	61,071	15,449
	PACCAR, Inc.	157,552	15,385
	Veralto Corp.	177,588	14,608
	BAE Systems PLC (ADR)[2]	232,390	13,436
	TransUnion	180,183	12,380
	Republic Services, Inc.	71,086	11,723
	Huntington Ingalls Industries, Inc.	44,770	11,624
	Delta Air Lines, Inc.	284,973	11,464
	Rockwell Automation	36,352	11,287
	Waste Management, Inc.	59,620	10,678
	Johnson Controls International PLC	171,771	9,901
	Ingersoll-Rand, Inc.	125,733	9,724
	United Parcel Service, Inc., Class B	56,281	8,849
	HEICO Corp.	46,818	8,374
	Honeywell International, Inc.	29,331	6,151
	Broadridge Financial Solutions, Inc.	29,290	6,026
	RELX PLC (ADR)	143,296	5,683
	AMETEK, Inc.	21,299	3,512

			1,169,219

Consumer staples 7.37%	Philip Morris International, Inc.	1,939,741	182,491
	Keurig Dr Pepper, Inc.	2,694,609	89,784
	Altria Group, Inc.	1,387,627	55,977
	Constellation Brands, Inc., Class A	225,408	54,492
	Target Corp.	374,188	53,289

American Funds Insurance Series	89

Washington Mutual Investors Fund (continued)

Common stocks (continued)		Shares	Value (000)

Consumer staples (continued)	Kraft Heinz Co. (The)	1,111,018	$41,085
	Procter & Gamble Co.	259,069	37,964
	Archer Daniels Midland Co.	483,575	34,924
	Dollar General Corp.	192,400	26,157
	Mondelez International, Inc., Class A	357,273	25,877
	Sysco Corp.	291,351	21,307
	Nestlé SA (ADR)	181,561	20,994
	General Mills, Inc.	311,058	20,262
	Costco Wholesale Corp.	30,692	20,259
	Church & Dwight Co., Inc.	188,508	17,825
	British American Tobacco PLC (ADR)	590,373	17,292
	Danone (ADR)	882,590	11,430
	Reckitt Benckiser Group PLC (ADR)	686,906	9,438
	Kimberly-Clark Corp.	55,541	6,749
	Kenvue, Inc.	271,195	5,839
	Molson Coors Beverage Co., Class B, restricted voting shares	80,588	4,933

			758,371

Consumer discretionary 6.40%	Home Depot, Inc.	548,384	190,042
	YUM! Brands, Inc.	800,802	104,633
	Darden Restaurants, Inc.	503,009	82,644
	NIKE, Inc., Class B	493,379	53,566
	TJX Companies, Inc.	440,315	41,306
	Tractor Supply Co.	175,327	37,701
	General Motors Co.	974,693	35,011
	Royal Caribbean Cruises, Ltd.[1]	223,599	28,954
	D.R. Horton, Inc.	122,223	18,575
	Marriott International, Inc., Class A	81,836	18,455
	Chipotle Mexican Grill, Inc.[1]	6,036	13,804
	Lennar Corp., Class A	90,363	13,468
	VF Corp.	416,792	7,836
	McDonald’s Corp.	25,001	7,413
	Polaris, Inc.	52,835	5,007

			658,415

Communication services 5.27%	Comcast Corp., Class A	5,641,013	247,359
	Alphabet, Inc., Class C1	893,784	125,961
	Alphabet, Inc., Class A1	527,559	73,695
	Meta Platforms, Inc., Class A1	194,161	68,725
	Verizon Communications, Inc.	369,442	13,928
	Electronic Arts, Inc.	51,819	7,089
	Deutsche Telekom AG (ADR)	142,813	3,446
	Netflix, Inc.[1]	3,715	1,809

			542,012

Energy 4.70%	Canadian Natural Resources, Ltd.	1,192,529	78,134
	Halliburton Co.	2,037,376	73,651
	Exxon Mobil Corp.	704,297	70,416
	EOG Resources, Inc.	543,873	65,781
	Chevron Corp.	424,166	63,269
	ConocoPhillips	408,052	47,363
	Baker Hughes Co., Class A	1,170,991	40,024
	TC Energy Corp.	584,882	22,863
	Pioneer Natural Resources Co.	99,515	22,379

			483,880

90	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)		Shares	Value (000)

Materials 2.92%	Linde PLC	248,346	$101,998
	Celanese Corp.	446,027	69,299
	Corteva, Inc.	801,391	38,403
	Mosaic Co.	645,357	23,059
	Nucor Corp.	122,250	21,276
	Rio Tinto PLC (ADR)	270,710	20,157
	LyondellBasell Industries NV	161,383	15,344
	Albemarle Corp.	46,965	6,786
	H.B. Fuller Co.	49,263	4,010

			300,332

Utilities 2.82%	Constellation Energy Corp.	831,635	97,210
	Sempra	998,424	74,612
	FirstEnergy Corp.	941,705	34,523
	Southern Co. (The)	412,360	28,915
	CenterPoint Energy, Inc.	532,947	15,226
	Public Service Enterprise Group, Inc.	226,899	13,875
	Entergy Corp.	104,792	10,604
	NextEra Energy, Inc.	132,160	8,027
	CMS Energy Corp.	122,148	7,093

			290,085

Real estate 1.66%	Extra Space Storage, Inc. REIT	348,775	55,919
	Welltower, Inc. REIT	538,213	48,531
	Prologis, Inc. REIT	225,747	30,092
	Equinix, Inc. REIT	27,238	21,937
	Regency Centers Corp. REIT	106,640	7,145
	Public Storage REIT	19,847	6,053
	American Tower Corp. REIT	5,524	1,193

			170,870

	Total common stocks (cost: $6,929,849,000)		9,938,390

Convertible stocks 0.03%

Financials 0.03%	Apollo Global Management, Inc., Class A, cumulative convertible preferred shares, 6.75% 7/31/2026	54,000	3,045

	Total convertible stocks (cost: $2,700,000)		3,045

Short-term securities 3.30%

Money market investments 3.21%

	Capital Group Central Cash Fund 5.44%[3,4]	3,298,828	329,850

American Funds Insurance Series	91

Washington Mutual Investors Fund (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.09%

State Street Institutional U.S. Government Money Market Fund,
Institutional Class 5.29%[3,5]	5,704,056	$5,704
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[3,5]	3,460,079	3,460
Capital Group Central Cash Fund 5.44%[3,4,5]	6,289	629

		9,793

Total short-term securities (cost: $339,619,000)		339,643

Total investment securities 99.95% (cost: $7,272,168,000)		10,281,078
Other assets less liabilities 0.05%		5,263

Net assets 100.00%		$10,286,341

Investments in affiliates[4]
					Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

	Value at
	1/1/2023	Additions	Reductions
	(000)	(000)	(000)

Short-term securities 3.21%
Money market investments 3.21%
Capital Group Central Cash Fund 5.44%[3]	$384,669	$1,156,797	$1,211,607		$18	$(27)	$329,850	$18,395

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[3,5]	6,338		5,709	[6]			629	–	[7]

Total 3.21%					$18	$(27)	$330,479	$18,395

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $10,510,000, which represented ..10% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Rate represents the seven-day yield at 12/31/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

92	American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2023

Common stocks 96.15%		Shares	Value (000)

Information technology 20.38%	Broadcom, Inc.	70,164	$78,321
	Microsoft Corp.	198,265	74,556
	Taiwan Semiconductor Manufacturing Co., Ltd.	2,043,772	39,333
	ASML Holding NV	37,045	27,969
	Apple, Inc.	114,629	22,069
	Tokyo Electron, Ltd.	108,600	19,304
	Capgemini SE	53,532	11,199
	EPAM Systems, Inc.[1]	37,067	11,021
	Accenture PLC, Class A	30,585	10,733
	NVIDIA Corp.	15,646	7,748
	Salesforce, Inc.[1]	28,868	7,596
	Texas Instruments, Inc.	42,790	7,294
	Intel Corp.	110,871	5,571
	Shopify, Inc., Class A, subordinate voting shares[1]	65,759	5,123
	TE Connectivity, Ltd.	34,238	4,810
	Oracle Corp.	43,397	4,575
	MediaTek, Inc.	125,094	4,120
	Samsung Electronics Co., Ltd.	62,718	3,814
	Applied Materials, Inc.	19,822	3,213
	Seagate Technology Holdings PLC	36,560	3,121
	Synopsys, Inc.[1]	5,802	2,987
	Keyence Corp.	6,200	2,718
	Disco Corp.	10,500	2,584
	GlobalWafers Co., Ltd.	126,000	2,404
	Adobe, Inc.[1]	3,902	2,328
	Micron Technology, Inc.	23,777	2,029
	Constellation Software, Inc.	806	1,998
	Marvell Technology, Inc.	31,433	1,896
	Arista Networks, Inc.[1]	7,827	1,843
	Cognizant Technology Solutions Corp., Class A	23,563	1,780
	Advantech Co., Ltd.	121,098	1,465
	Infosys, Ltd.	71,189	1,318
	Fujitsu, Ltd.	8,200	1,238
	Delta Electronics, Inc.	74,000	754
	Wolfspeed, Inc.[1]	12,732	554

			379,386

Health care 14.68%	UnitedHealth Group, Inc.	69,267	36,467
	Eli Lilly and Co.	49,803	29,031
	Abbott Laboratories	252,848	27,831
	Novo Nordisk AS, Class B	219,648	22,719
	Vertex Pharmaceuticals, Inc.[1]	40,704	16,562
	AstraZeneca PLC	117,552	15,832
	Gilead Sciences, Inc.	174,436	14,131
	Thermo Fisher Scientific, Inc.	20,116	10,677
	Sanofi	96,516	9,569
	Daiichi Sankyo Co., Ltd.	323,100	8,945
	Takeda Pharmaceutical Co., Ltd.	282,100	8,098
	Stryker Corp.	26,597	7,965
	Molina Healthcare, Inc.[1]	21,423	7,740
	Novartis AG	62,076	6,268
	GE HealthCare Technologies, Inc.	69,031	5,338
	Pfizer, Inc.	178,020	5,125
	Insulet Corp.[1]	16,471	3,574
	Catalent, Inc.[1]	73,662	3,310
	Medtronic PLC	32,125	2,647
	Siemens Healthineers AG	44,644	2,594
	DexCom, Inc.[1]	20,846	2,587
	AbbVie, Inc.	16,270	2,521
	Argenx SE (ADR)[1]	6,348	2,415
	EssilorLuxottica SA	11,735	2,359

American Funds Insurance Series	93

Capital World Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Health care (continued)	Centene Corp.[1]	31,520	$2,339
	Zoetis, Inc., Class A	10,733	2,118
	Bayer AG	56,610	2,102
	CVS Health Corp.	24,600	1,942
	Penumbra, Inc.[1]	7,517	1,891
	CSL, Ltd.	8,354	1,629
	Eurofins Scientific SE, non-registered shares	19,671	1,287
	Cooper Companies, Inc.	3,356	1,270
	Regeneron Pharmaceuticals, Inc.[1]	1,238	1,087
	Lonza Group AG	2,498	1,051
	Coloplast AS, Class B	8,981	1,027
	agilon health, Inc.[1]	51,498	646
	Rede D’Or Sao Luiz SA	100,527	592

			273,286

Industrials 14.25%	Airbus SE, non-registered shares	150,102	23,170
	General Electric Co.	153,728	19,620
	Carrier Global Corp.	261,966	15,050
	Recruit Holdings Co., Ltd.	309,450	13,211
	Safran SA	72,738	12,831
	BAE Systems PLC	858,837	12,151
	Siemens AG	60,353	11,320
	Melrose Industries PLC	1,494,729	10,799
	Boeing Co.[1]	40,830	10,643
	Caterpillar, Inc.	29,713	8,785
	Deere & Co.	20,613	8,243
	RTX Corp.	97,064	8,167
	TransDigm Group, Inc.	7,939	8,031
	Ryanair Holdings PLC (ADR)	57,867	7,717
	Bureau Veritas SA	239,183	6,045
	Mitsui & Co., Ltd.	151,100	5,630
	CSX Corp.	148,768	5,158
	Lockheed Martin Corp.	11,191	5,072
	Leonardo SpA	241,343	3,982
	Thales SA	26,123	3,864
	Compagnie de Saint-Gobain SA, non-registered shares	51,751	3,827
	DHL Group	75,772	3,753
	Techtronic Industries Co., Ltd.	284,500	3,403
	L3Harris Technologies, Inc.	15,884	3,346
	ASSA ABLOY AB, Class B	104,933	3,023
	Daikin Industries, Ltd.	18,500	3,005
	Eaton Corp. PLC	11,711	2,820
	Legrand SA	26,909	2,803
	Brenntag SE	28,545	2,621
	Ceridian HCM Holding, Inc.[1]	37,881	2,543
	International Consolidated Airlines Group SA (CDI)[1]	1,278,912	2,519
	Schneider Electric SE	12,244	2,465
	Weir Group PLC (The)	90,083	2,163
	ITOCHU Corp.	49,100	2,004
	RELX PLC	50,170	1,990
	Bunzl PLC	47,322	1,921
	Vinci SA	14,324	1,799
	Larsen & Toubro, Ltd.	41,020	1,736
	MTU Aero Engines AG	7,929	1,709
	Northrop Grumman Corp.	3,520	1,648
	Waste Connections, Inc.	10,782	1,609
	AB Volvo, Class B	60,165	1,564
	Adecco Group AG	29,714	1,462
	SMC Corp.	2,700	1,444
	Fortive Corp.	18,594	1,369
	Kingspan Group PLC	15,539	1,343

94	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Industrials (continued)	Astra International Tbk PT	3,454,900	$1,266
	Rentokil Initial PLC	222,930	1,266
	Atlas Copco AB, Class B	80,657	1,196
	SS&C Technologies Holdings, Inc.	17,953	1,097
	SECOM Co., Ltd.	14,700	1,057

			265,260

Financials 10.13%	Zurich Insurance Group AG	31,405	16,419
	ING Groep NV	719,334	10,769
	AIA Group, Ltd.	1,211,999	10,527
	Kotak Mahindra Bank, Ltd.	426,501	9,772
	Mastercard, Inc., Class A	21,328	9,097
	B3 SA - Brasil, Bolsa, Balcao	2,822,884	8,395
	Blackstone, Inc.	54,808	7,175
	JPMorgan Chase & Co.	41,713	7,095
	HDFC Bank, Ltd.	287,762	5,903
	HDFC Bank, Ltd. (ADR)	8,872	596
	HDFC Life Insurance Co., Ltd.	644,764	5,007
	Chubb, Ltd.	21,537	4,867
	Discover Financial Services	38,873	4,369
	HSBC Holdings PLC	535,123	4,322
	Aon PLC, Class A	14,147	4,117
	KKR & Co., Inc.	46,697	3,869
	Fairfax Financial Holdings, Ltd., subordinate voting shares	3,786	3,493
	Banco Bilbao Vizcaya Argentaria, SA	352,065	3,208
	Ping An Insurance (Group) Company of China, Ltd., Class H	686,000	3,103
	Ping An Insurance (Group) Company of China, Ltd., Class A	18,400	104
	AXA SA	98,143	3,204
	Arthur J. Gallagher & Co.	14,065	3,163
	Great-West Lifeco, Inc.	94,903	3,141
	Axis Bank, Ltd.	227,713	3,012
	Citigroup, Inc.	56,927	2,928
	DNB Bank ASA	134,474	2,857
	Apollo Asset Management, Inc.	29,330	2,733
	Blue Owl Capital, Inc., Class A	171,427	2,554
	BNP Paribas SA	34,400	2,384
	Israel Discount Bank, Ltd., Class A	454,371	2,268
	Wells Fargo & Co.	45,686	2,249
	FinecoBank SpA	148,003	2,224
	S&P Global, Inc.	4,732	2,085
	Macquarie Group, Ltd.	16,025	1,997
	Postal Savings Bank of China Co., Ltd., Class H	4,106,383	1,959
	Morgan Stanley	20,428	1,905
	Visa, Inc., Class A	7,198	1,874
	MSCI, Inc.	3,289	1,860
	National Bank of Canada	24,270	1,850
	American International Group, Inc.	25,619	1,736
	KBC Groep NV	25,676	1,666
	DBS Group Holdings, Ltd.	64,600	1,632
	Bank Central Asia Tbk PT	2,572,100	1,569
	Capital One Financial Corp.	11,863	1,556
	Power Corporation of Canada, subordinate voting shares	52,836	1,511
	Bank Mandiri (Persero) Tbk PT	3,679,300	1,443
	Bank Rakyat Indonesia (Persero) Tbk PT	3,879,800	1,438
	Marsh & McLennan Companies, Inc.	6,884	1,304
	Brookfield Asset Management, Ltd., Class A (CAD denominated)	28,595	1,149
	Bajaj Finance, Ltd.	11,796	1,037
	East Money Information Co., Ltd., Class A	522,480	1,032
	Aegon, Ltd.	177,180	1,027
	Goldman Sachs Group, Inc.	1,974	762
	Worldline SA, non-registered shares[1]	33,292	578

American Funds Insurance Series	95

Capital World Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Financials (continued)	Jio Financial Services, Ltd.[1]	137,445	$384
	China Merchants Bank Co., Ltd., Class H	58,403	203
	China Merchants Bank Co., Ltd., Class A	20,187	80
	Sberbank of Russia PJSC[2]	3,196,952	–	[3]

			188,561

Consumer discretionary 9.49%	Home Depot, Inc.	77,904	26,998
	LVMH Moët Hennessy-Louis Vuitton SE	28,282	22,940
	Amazon.com, Inc.[1]	106,115	16,123
	Booking Holdings, Inc.[1]	2,793	9,907
	Restaurant Brands International, Inc.	73,585	5,749
	Restaurant Brands International, Inc. (CAD denominated)	39,823	3,112
	Industria de Diseño Textil, SA	175,656	7,661
	Flutter Entertainment PLC[1]	42,517	7,488
	Trip.com Group, Ltd. (ADR)[1]	183,682	6,614
	General Motors Co.	182,736	6,564
	Marriott International, Inc., Class A	26,798	6,043
	Chipotle Mexican Grill, Inc.[1]	2,526	5,777
	Compagnie Financière Richemont SA, Class A	41,368	5,706
	NEXT PLC	41,010	4,233
	Evolution AB	28,838	3,451
	InterContinental Hotels Group PLC	35,998	3,251
	Tesla, Inc.[1]	12,524	3,112
	Stellantis NV	130,395	3,057
	Shimano, Inc.	18,100	2,794
	Sands China, Ltd.[1]	947,600	2,765
	YUM! Brands, Inc.	19,184	2,507
	MercadoLibre, Inc.[1]	1,576	2,477
	Moncler SpA	35,808	2,208
	Darden Restaurants, Inc.	13,120	2,156
	Pan Pacific International Holdings Corp.	88,600	2,109
	Royal Caribbean Cruises, Ltd.[1]	15,976	2,069
	adidas AG	8,319	1,692
	Dowlais Group PLC	1,170,788	1,590
	Sony Group Corp.	13,000	1,232
	Kindred Group PLC (SDR)	118,007	1,092
	B&M European Value Retail SA	148,922	1,061
	Midea Group Co., Ltd., Class A	136,800	1,053
	Aristocrat Leisure, Ltd.	36,903	1,023
	Wynn Macau, Ltd.[1,4]	826,400	679
	Rivian Automotive, Inc., Class A1	17,822	418

			176,711

Consumer staples 6.94%	Philip Morris International, Inc.	321,045	30,204
	Nestlé SA	114,618	13,266
	Ocado Group PLC[1]	843,850	8,108
	Imperial Brands PLC	349,351	8,028
	Kroger Co.	160,822	7,351
	Seven & i Holdings Co., Ltd.	170,580	6,756
	Ajinomoto Co., Inc.	156,800	6,060
	Keurig Dr Pepper, Inc.	151,155	5,036
	Kweichow Moutai Co., Ltd., Class A	20,400	4,955
	Bunge Global SA	48,845	4,931
	British American Tobacco PLC	144,145	4,206
	Danone SA	63,683	4,131
	Dollar Tree Stores, Inc.[1]	25,828	3,669
	Constellation Brands, Inc., Class A	14,282	3,453
	Arca Continental, SAB de CV	290,681	3,174
	Sysco Corp.	39,479	2,887
	Treasury Wine Estates, Ltd.	366,395	2,684

96	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Consumer staples (continued)	ITC, Ltd.	431,642	$2,394
	Kao Corp.	52,600	2,161
	JBS SA	293,900	1,502
	Mondelez International, Inc., Class A	16,148	1,170
	Wilmar International, Ltd.	388,100	1,047
	Costco Wholesale Corp.	1,252	826
	L’Oréal SA, non-registered shares	951	473
	Altria Group, Inc.	11,175	451
	Pernod Ricard SA	1,544	273

			129,196

Materials 6.75%	Fortescue, Ltd.	1,248,155	24,689
	Vale SA, ordinary nominative shares	864,304	13,705
	Vale SA (ADR), ordinary nominative shares	583,381	9,253
	Glencore PLC	2,404,176	14,423
	Freeport-McMoRan, Inc.	198,575	8,453
	Linde PLC	20,204	8,298
	Rio Tinto PLC	107,006	7,947
	Air Liquide SA	32,823	6,385
	Air Liquide SA, bonus shares	6,397	1,245
	Air Products and Chemicals, Inc.	27,487	7,526
	BHP Group, Ltd. (CDI)	110,128	3,768
	Albemarle Corp.	23,323	3,370
	Evonik Industries AG	140,573	2,870
	Shin-Etsu Chemical Co., Ltd.	66,200	2,766
	Heidelberg Materials AG, non-registered shares	28,282	2,527
	Celanese Corp.	15,156	2,355
	Barrick Gold Corp. (CAD denominated)	116,258	2,100
	Akzo Nobel NV	24,491	2,024
	First Quantum Minerals, Ltd.	214,067	1,753
	Antofagasta PLC	10,775	230

			125,687

Communication services 5.46%	Alphabet, Inc., Class C1	134,233	18,918
	Alphabet, Inc., Class A1	72,426	10,117
	Meta Platforms, Inc., Class A1	34,051	12,053
	Publicis Groupe SA	119,353	11,099
	Netflix, Inc.[1]	21,148	10,297
	Comcast Corp., Class A	141,196	6,191
	Bharti Airtel, Ltd.	483,563	5,991
	Bharti Airtel, Ltd., interim shares	13,994	107
	NetEase, Inc.	325,200	6,036
	Universal Music Group NV	128,677	3,674
	Take-Two Interactive Software, Inc.[1]	22,220	3,576
	Deutsche Telekom AG	147,718	3,547
	SoftBank Corp.	248,485	3,097
	Singapore Telecommunications, Ltd.	1,202,200	2,247
	Omnicom Group, Inc.	20,703	1,791
	Nippon Telegraph and Telephone Corp.	1,142,900	1,395
	Tencent Holdings, Ltd.	36,800	1,390

			101,526

Energy 5.36%	Canadian Natural Resources, Ltd. (CAD denominated)	394,206	25,826
	EOG Resources, Inc.	88,533	10,708
	TC Energy Corp. (CAD denominated)[4]	231,575	9,046
	Cameco Corp. (CAD denominated)	139,501	6,015
	Cameco Corp.	43,262	1,864
	Cenovus Energy, Inc. (CAD denominated)	448,321	7,471
	TotalEnergies SE	92,664	6,295

American Funds Insurance Series	97

Capital World Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Energy (continued)	Tourmaline Oil Corp.	121,987	$5,486
	Shell PLC (GBP denominated)	151,239	4,914
	ConocoPhillips	31,070	3,606
	Neste OYJ	97,388	3,460
	BP PLC	545,787	3,225
	Reliance Industries, Ltd.	98,490	3,057
	Suncor Energy, Inc.	73,457	2,353
	Baker Hughes Co., Class A	67,337	2,302
	Schlumberger NV	41,874	2,179
	Aker BP ASA	53,967	1,568
	Woodside Energy Group, Ltd. (CDI)	17,558	372
	Gazprom PJSC[1,2]	2,248,304	–	[3]

			99,747

Utilities 2.32%	E.ON SE	392,643	5,267
	DTE Energy Co.	45,356	5,001
	Engie SA	206,078	3,624
	Engie SA, bonus shares	41,586	731
	Constellation Energy Corp.	32,494	3,798
	NextEra Energy, Inc.	61,544	3,738
	Edison International	48,108	3,439
	Iberdrola, SA, non-registered shares	240,500	3,145
	China Resources Gas Group, Ltd.	860,232	2,816
	Dominion Energy, Inc.	46,925	2,206
	FirstEnergy Corp.	56,740	2,080
	Duke Energy Corp.	20,996	2,037
	AES Corp.	72,241	1,391
	PG&E Corp.	74,196	1,338
	National Grid PLC	63,451	857
	ENN Energy Holdings, Ltd.	112,342	826
	Public Service Enterprise Group, Inc.	13,054	798
	Power Grid Corporation of India, Ltd.	17,766	51

			43,143

Real estate 0.39%	American Tower Corp. REIT	9,206	1,987
	Prologis, Inc. REIT	12,837	1,711
	Longfor Group Holdings, Ltd.	829,738	1,331
	Iron Mountain, Inc. REIT	17,607	1,232
	China Resources Mixc Lifestyle Services, Ltd.	264,000	937

			7,198

	Total common stocks (cost: $1,215,451,000)		1,789,701

Preferred securities 0.05%

Health care 0.04%	Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	59,790	695

Consumer discretionary 0.01%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	1,888	166

Financials 0.00%	Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	5,512	16

	Total preferred securities (cost: $1,090,000)		877

98	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Convertible bonds & notes 0.09%			Principal amount (000)	Value (000)

Consumer discretionary 0.09%	Rivian Automotive, Inc., convertible notes, 3.625% 10/15/2030[5]		USD1,404	$1,731

	Total convertible bonds & notes (cost: $1,404,000)			1,731

Bonds, notes & other debt instruments 0.22%

Corporate bonds, notes & loans 0.22%

Health care 0.14%	Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		1,600	1,596
	Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		1,100	1,019

				2,615

Consumer discretionary 0.04%	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]		390	385
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]		151	161
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]		125	134

				680

Financials 0.03%	Lloyds Banking Group PLC 3.369% 12/14/2046 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.50% on 12/14/2041)[6]		709	493

Energy 0.01%	TransCanada Pipelines, Ltd. 5.10% 3/15/2049		210	201
	Total corporate bonds, notes & loans			3,989

	Total bonds, notes & other debt instruments (cost: $4,133,000)			3,989

Short-term securities 3.64%			Shares

Money market investments 2.41%
	Capital Group Central Cash Fund 5.44%[7,8]		449,482	44,944

		Weighted average yield at acquisition	Principal amount (000)

Bills & notes of governments & government agencies outside the U.S. 0.88%
	British Columbia (Province of) 1/23/2024	5.159%	USD4,000	3,985
	KfW 1/3/2024[5]	4.902	2,000	1,999
	Québec (Province of) 1/16/2024[5]	4.821	10,500	10,472

				16,456

American Funds Insurance Series	99

Capital World Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.35%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[7,9]	3,441,600	$3,441
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[7,9]	2,990,976	2,991

		6,432

Total short-term securities (cost: $67,844,000)		67,832

Total investment securities 100.15% (cost: $1,289,922,000)		1,864,130
Other assets less liabilities (0.15)%		(2,795)

Net assets 100.00%		$1,861,335

Investments in affiliates[8]
	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Short-term securities 2.41%
Money market investments 2.41%
Capital Group Central Cash Fund 5.44%[7]	$693	$325,053	$280,796		$(2)	$(4)	$44,944	$3,253

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[7]	111		111	[10]			–	–	[11]

Total 2.41%					$(2)	$(4)	$44,944	$3,253

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]

All or a portion of this security was on loan. The total value of all such securities was $7,091,000, which represented ..38% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[5]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,882,000, which represented .80% of the net assets of the fund.

[6]	Step bond; coupon rate may change at a later date.
[7]	Rate represents the seven-day yield at 12/31/2023.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

100	American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2023

Common stocks 96.08%		Shares	Value (000)

Information technology 22.57%	Microsoft Corp.	7,555,151	$2,841,039
	Broadcom, Inc.	1,887,866	2,107,330
	Apple, Inc.	2,215,842	426,616
	Salesforce, Inc.[1]	1,035,168	272,394
	NVIDIA Corp.	547,975	271,368
	Accenture PLC, Class A	737,956	258,956
	Taiwan Semiconductor Manufacturing Co., Ltd.	11,073,000	213,105
	Intel Corp.	4,145,774	208,325
	Texas Instruments, Inc.	1,203,362	205,125
	Adobe, Inc.[1]	314,687	187,742
	Applied Materials, Inc.	1,156,623	187,454
	ServiceNow, Inc.[1]	246,889	174,425
	Seagate Technology Holdings PLC	1,740,851	148,616
	SK hynix, Inc.	1,326,567	144,842
	ASML Holding NV	76,467	57,734
	ASML Holding NV (ADR)	51,908	39,290
	Micron Technology, Inc.	1,077,000	91,911
	Samsung Electronics Co., Ltd.	1,375,000	83,627
	Analog Devices, Inc.	398,402	79,107
	KLA Corp.	116,000	67,431
	Arista Networks, Inc.[1]	267,484	62,995
	NICE, Ltd. (ADR)[1]	268,192	53,507
	Palo Alto Networks, Inc.[1]	177,962	52,477
	Cognizant Technology Solutions Corp., Class A	682,850	51,576
	MKS Instruments, Inc.	481,000	49,481
	Datadog, Inc., Class A1	365,800	44,401
	Snowflake, Inc., Class A1	190,552	37,920
	QUALCOMM, Inc.	225,964	32,681

			8,451,475

Industrials 15.70%	General Electric Co.	6,137,203	783,291
	RTX Corp.	6,253,076	526,134
	Boeing Co.[1]	1,358,203	354,029
	TransDigm Group, Inc.	339,221	343,156
	Carrier Global Corp.	5,512,990	316,721
	Northrop Grumman Corp.	597,300	279,620
	Airbus SE, non-registered shares	1,651,892	254,983
	General Dynamics Corp.	848,975	220,453
	Woodward, Inc.	1,593,190	216,881
	Waste Connections, Inc.	1,368,127	204,220
	GFL Environmental, Inc., subordinate voting shares	5,893,152	203,373
	Automatic Data Processing, Inc.	830,713	193,531
	Safran SA	1,026,552	181,088
	Equifax, Inc.	712,542	176,205
	Waste Management, Inc.	955,836	171,190
	ITT, Inc.	1,244,379	148,479
	Lincoln Electric Holdings, Inc.	675,747	146,948
	TFI International, Inc.	975,343	132,627
	United Rentals, Inc.	183,000	104,936
	Old Dominion Freight Line, Inc.	245,487	99,503
	Union Pacific Corp.	398,000	97,757
	Concentrix Corp.	904,367	88,818
	L3Harris Technologies, Inc.	381,989	80,455
	United Airlines Holdings, Inc.[1]	1,946,966	80,332
	CSX Corp.	2,153,941	74,677
	Delta Air Lines, Inc.	1,415,000	56,925
	Ingersoll-Rand, Inc.	586,065	45,326
	Honeywell International, Inc.	211,376	44,328
	Rolls-Royce Holdings PLC[1]	11,470,564	43,685
	Canadian National Railway Co. (CAD denominated)	336,213	42,260
	Ceridian HCM Holding, Inc.[1]	561,543	37,691

American Funds Insurance Series	101

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Industrials (continued)	FedEx Corp.	141,000	$35,669
	TransUnion	389,312	26,750
	TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	19,760
	Paychex, Inc.	162,204	19,320
	Otis Worldwide Corp.	186,851	16,718
	APi Group Corp.[1]	201,710	6,979
	Veralto Corp.	49,616	4,081
	Recruit Holdings Co., Ltd.	22,700	969

			5,879,868

Health care 12.72%	Abbott Laboratories	6,854,314	754,454
	UnitedHealth Group, Inc.	1,402,895	738,582
	AbbVie, Inc.	3,390,005	525,349
	Eli Lilly and Co.	590,474	344,199
	GE HealthCare Technologies, Inc.	3,588,047	277,428
	Danaher Corp.	1,089,025	251,935
	Novo Nordisk AS, Class B	2,311,393	239,079
	Humana, Inc.	421,843	193,124
	Thermo Fisher Scientific, Inc.	360,602	191,404
	Bristol-Myers Squibb Co.	2,915,698	149,605
	Regeneron Pharmaceuticals, Inc.[1]	133,195	116,984
	Insulet Corp.[1]	465,534	101,012
	DexCom, Inc.[1]	773,261	95,954
	Vertex Pharmaceuticals, Inc.[1]	231,969	94,386
	Johnson & Johnson	582,266	91,264
	Revvity, Inc.	732,561	80,076
	IQVIA Holdings, Inc.[1]	345,000	79,826
	Takeda Pharmaceutical Co., Ltd.	2,667,554	76,578
	Zoetis, Inc., Class A	363,644	71,772
	AstraZeneca PLC (ADR)	721,200	48,573
	AstraZeneca PLC	42,384	5,708
	CVS Health Corp.	510,059	40,274
	Penumbra, Inc.[1]	150,905	37,959
	Gilead Sciences, Inc.	398,618	32,292
	Medtronic PLC	352,434	29,034
	Stryker Corp.	88,090	26,379
	BioMarin Pharmaceutical, Inc.[1]	215,280	20,757
	Elevance Health, Inc.	36,873	17,388
	Pfizer, Inc.	505,000	14,539
	Tandem Diabetes Care, Inc.[1]	462,699	13,687
	Vir Biotechnology, Inc.[1]	258,400	2,600

			4,762,201

Financials 11.75%	Mastercard, Inc., Class A	1,665,449	710,331
	JPMorgan Chase & Co.	3,093,741	526,245
	Visa, Inc., Class A	1,333,993	347,305
	Marsh & McLennan Companies, Inc.	1,709,201	323,842
	Arthur J. Gallagher & Co.	1,280,242	287,901
	Wells Fargo & Co.	3,626,295	178,486
	KKR & Co., Inc.	2,047,409	169,628
	BlackRock, Inc.	202,957	164,760
	B3 SA - Brasil, Bolsa, Balcao	49,991,974	148,669
	Aon PLC, Class A	442,013	128,635
	Global Payments, Inc.	973,628	123,651
	FleetCor Technologies, Inc.[1]	420,507	118,839
	Fidelity National Information Services, Inc.	1,916,483	115,123
	Morgan Stanley	1,212,248	113,042
	S&P Global, Inc.	254,455	112,092
	Chubb, Ltd.	436,180	98,577
	Capital One Financial Corp.	680,359	89,209

102	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Financials (continued)	State Street Corp.	1,077,260	$83,445
	PNC Financial Services Group, Inc.	536,471	83,072
	Fiserv, Inc.[1]	536,700	71,295
	Blue Owl Capital, Inc., Class A	4,749,165	70,763
	TPG, Inc., Class A	1,347,552	58,174
	Power Corporation of Canada, subordinate voting shares[2]	1,690,000	48,326
	Berkshire Hathaway, Inc., Class B1	135,000	48,149
	American International Group, Inc.	704,000	47,696
	Webster Financial Corp.	877,623	44,548
	MSCI, Inc.	70,674	39,977
	Truist Financial Corp.	800,000	29,536
	Toast, Inc., Class A1	960,000	17,530
	CME Group, Inc., Class A	5,500	1,158

			4,400,004

Communication services 8.91%	Alphabet, Inc., Class C1	6,163,720	868,653
	Alphabet, Inc., Class A1	5,066,514	707,742
	Meta Platforms, Inc., Class A1	2,767,054	979,427
	Netflix, Inc.[1]	569,720	277,385
	Comcast Corp., Class A	5,336,356	233,999
	Charter Communications, Inc., Class A1	372,695	144,859
	Take-Two Interactive Software, Inc.[1]	502,094	80,812
	T-Mobile US, Inc.	268,821	43,100

			3,335,977

Consumer discretionary 8.68%	Amazon.com, Inc.[1]	5,509,938	837,180
	Royal Caribbean Cruises, Ltd.[1]	2,713,595	351,383
	Hilton Worldwide Holdings, Inc.	1,177,320	214,378
	Restaurant Brands International, Inc.	2,635,154	205,885
	Churchill Downs, Inc.	1,118,791	150,959
	Home Depot, Inc.	415,393	143,954
	InterContinental Hotels Group PLC	1,396,700	126,148
	Marriott International, Inc., Class A	529,000	119,295
	Wyndham Hotels & Resorts, Inc.	1,322,000	106,302
	Sony Group Corp.	1,045,100	99,028
	Burlington Stores, Inc.[1]	498,295	96,908
	Chipotle Mexican Grill, Inc.[1]	39,951	91,366
	NIKE, Inc., Class B	800,582	86,919
	Tapestry, Inc.	2,270,405	83,574
	General Motors Co.	2,110,902	75,824
	Tesla, Inc.[1]	284,057	70,583
	Entain PLC	5,237,408	66,155
	Hasbro, Inc.	1,275,621	65,133
	Darden Restaurants, Inc.	296,000	48,633
	Kering SA	101,695	45,130
	TJX Companies, Inc.	350,531	32,883
	YUM! Brands, Inc.	196,630	25,692
	Tractor Supply Co.	108,356	23,300
	LVMH Moët Hennessy-Louis Vuitton SE	26,750	21,698
	D.R. Horton, Inc.	139,598	21,216
	NVR, Inc.[1]	3,010	21,071
	CarMax, Inc.[1]	270,797	20,781

			3,251,378

Consumer staples 5.31%	Philip Morris International, Inc.	6,293,669	592,108
	British American Tobacco PLC	9,603,749	280,259
	Mondelez International, Inc., Class A	2,366,739	171,423
	Dollar Tree Stores, Inc.[1]	1,105,278	157,005
	Molson Coors Beverage Co., Class B, restricted voting shares	2,294,249	140,431

American Funds Insurance Series	103

Growth-Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Consumer staples (continued)	General Mills, Inc.	1,946,800	$126,814
	Constellation Brands, Inc., Class A	407,978	98,629
	Anheuser-Busch InBev SA/NV	1,339,531	86,542
	PepsiCo, Inc.	482,059	81,873
	Church & Dwight Co., Inc.	752,581	71,164
	Dollar General Corp.	359,463	48,869
	Archer Daniels Midland Co.	670,100	48,395
	Keurig Dr Pepper, Inc.	1,120,591	37,338
	Kraft Heinz Co. (The)	747,200	27,631
	Monster Beverage Corp.[1]	357,120	20,574

			1,989,055

Energy 3.36%	Chevron Corp.	2,053,300	306,270
	Canadian Natural Resources, Ltd. (CAD denominated)	3,393,801	222,343
	ConocoPhillips	1,902,783	220,856
	TC Energy Corp.	1,909,381	74,638
	TC Energy Corp. (CAD denominated)[2]	1,886,151	73,678
	Baker Hughes Co., Class A	3,832,888	131,008
	Exxon Mobil Corp.	1,152,000	115,177
	EOG Resources, Inc.	620,310	75,027
	Cheniere Energy, Inc.	238,735	40,754

			1,259,751

Utilities 3.24%	PG&E Corp.	18,475,450	333,112
	Edison International	2,689,330	192,260
	Constellation Energy Corp.	1,343,862	157,084
	DTE Energy Co.	1,088,879	120,060
	Sempra	1,460,000	109,106
	Engie SA	5,237,367	92,095
	CenterPoint Energy, Inc.	2,386,864	68,193
	AES Corp.	3,138,110	60,408
	NextEra Energy, Inc.	678,975	41,241
	Entergy Corp.	396,825	40,155

			1,213,714

Materials 2.84%	Linde PLC	845,506	347,258
	Celanese Corp.	1,186,264	184,310
	Vale SA (ADR), ordinary nominative shares	4,804,026	76,192
	Vale SA, ordinary nominative shares	2,200,007	34,885
	Corteva, Inc.	2,059,775	98,704
	LyondellBasell Industries NV	927,067	88,146
	Freeport-McMoRan, Inc.	1,970,226	83,872
	Eastman Chemical Company	600,451	53,932
	Barrick Gold Corp.	2,373,000	42,928
	ATI, Inc.[1]	642,567	29,217
	Sherwin-Williams Co.	80,794	25,200

			1,064,644

Real estate 1.00%	VICI Properties, Inc. REIT	6,276,604	200,098
	Equinix, Inc. REIT	216,511	174,376

			374,474

	Total common stocks (cost: $19,889,668,000)		35,982,541

104	American Funds Insurance Series

Growth-Income Fund (continued)

Convertible stocks 0.06%		Shares	Value (000)

Utilities 0.06%	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[2]	617,200	$23,528

	Total convertible stocks (cost: $30,089,000)		23,528

Bonds, notes & other debt instruments 0.01%		Principal amount (000)

Corporate bonds, notes & loans 0.01%

Industrials 0.01%	Boeing Co. 4.875% 5/1/2025	USD4,706	4,686

Consumer discretionary 0.00%	General Motors Financial Co., Inc. 4.30% 7/13/2025	160	157
	General Motors Financial Co., Inc. 5.25% 3/1/2026	827	828

			985

	Total corporate bonds, notes & loans		5,671

	Total bonds, notes & other debt instruments (cost: $5,631,000)		5,671

Short-term securities 4.10%		Shares

Money market investments 3.82%
	Capital Group Central Cash Fund 5.44%[3,4]	14,309,407	1,430,798

Money market investments purchased with collateral from securities on loan 0.28%
	State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[3,5]	52,263,605	52,264
	Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[3,5]	51,536,383	51,536

			103,800

	Total short-term securities (cost: $1,534,436,000)		1,534,598

	Total investment securities 100.25% (cost: $21,459,824,000)		37,546,338
	Other assets less liabilities (0.25)%		(94,362)

	Net assets 100.00%		$37,451,976

Investments in affiliates[4]

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Short-term securities 3.82%
Money market investments 3.82%
Capital Group Central Cash Fund 5.44%[3]	$2,565,190	$3,993,668	$5,128,139		$244	$(165)	$1,430,798	$99,540
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[3]	40,231		40,231	[6]			–	–	[7]

Total 3.82%					$244	$(165)	$1,430,798	$99,540

American Funds Insurance Series	105

Growth-Income Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $110,228,000, which represented .29% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Rate represents the seven-day yield at 12/31/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

106	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2023

Common stocks 96.18%		Shares	Value (000)

Financials 18.81%	AXA SA	138,382	$4,517
	AIA Group, Ltd.	443,400	3,851
	Zurich Insurance Group AG	7,113	3,719
	HDFC Bank, Ltd.	175,185	3,594
	Edenred SA	49,245	2,957
	Resona Holdings, Inc.	465,400	2,357
	Ping An Insurance (Group) Company of China, Ltd., Class H	485,000	2,194
	Société Générale	79,986	2,133
	Tokio Marine Holdings, Inc.	77,600	1,937
	Hiscox, Ltd.	127,400	1,709
	HSBC Holdings PLC	194,805	1,573
	Tryg A/S	72,231	1,571
	DNB Bank ASA	71,566	1,520
	UniCredit SpA	55,985	1,519
	Euronext NV	16,509	1,434
	Hana Financial Group, Inc.	41,013	1,379
	KB Financial Group, Inc.	32,018	1,339
	Grupo Financiero Banorte, SAB de CV, Series O	130,866	1,316
	London Stock Exchange Group PLC	11,034	1,304
	Skandinaviska Enskilda Banken AB, Class A	90,617	1,247
	Banco Santander, SA	296,238	1,237
	Bank Hapoalim BM	114,194	1,023
	Prudential PLC	89,189	1,004
	Banco Bilbao Vizcaya Argentaria, SA	107,538	980
	Bank Mandiri (Persero) Tbk PT	2,466,316	967
	Erste Group Bank AG	23,067	936
	Aon PLC, Class A	2,820	821
	Deutsche Bank AG	57,584	786
	DBS Group Holdings, Ltd.	30,595	773
	Kotak Mahindra Bank, Ltd.	33,378	765
	Hang Seng Bank, Ltd.	56,000	651
	HDFC Life Insurance Co., Ltd.	79,609	618
	Industrial and Commercial Bank of China, Ltd., Class H	1,247,040	609
	United Overseas Bank, Ltd.	25,400	547
	Intesa Sanpaolo SpA	162,763	475
	Brookfield Corp., Class A (CAD denominated)	11,454	459
	B3 SA - Brasil, Bolsa, Balcao	153,280	456
	Israel Discount Bank, Ltd., Class A	91,166	455
	CaixaBank, SA, non-registered shares	110,211	453
	Dai-ichi Life Holdings, Inc.	20,300	431
	ICICI Bank, Ltd. (ADR)	16,651	397
	ICICI Securities, Ltd.	45,555	393
	Discovery, Ltd.	49,366	388
	Royal Bank of Canada	3,649	369
	XP, Inc., Class A	14,035	366
	Macquarie Group, Ltd.	2,794	348
	3i Group PLC	10,807	333
	Canara Bank	62,228	327
	East Money Information Co., Ltd., Class A	143,000	282
	Bank Leumi Le Israel BM	34,494	277
	Banca Generali SpA	5,868	218
	ING Groep NV	13,583	203
	ABN AMRO Bank NV	11,559	174
	AU Small Finance Bank, Ltd.	12,289	116
	Moscow Exchange MICEX-RTS PJSC[1]	346,177	–	[2]
	Sberbank of Russia PJSC[1]	476,388	–	[2]

			61,807

American Funds Insurance Series	107

International Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Industrials 14.09%	Airbus SE, non-registered shares	41,650	$6,429
	BAE Systems PLC	306,200	4,332
	ABB, Ltd.	59,465	2,643
	Ryanair Holdings PLC (ADR)	18,850	2,514
	CCR SA, ordinary nominative shares	809,554	2,356
	SMC Corp.	3,700	1,979
	TFI International, Inc.	7,959	1,082
	TFI International, Inc. (CAD denominated)	4,730	644
	RELX PLC	40,453	1,604
	Alliance Global Group, Inc.	7,597,100	1,545
	Daikin Industries, Ltd.	8,900	1,446
	Safran SA	7,110	1,254
	Rheinmetall AG, non-registered shares	3,629	1,150
	InPost SA3	75,547	1,044
	Epiroc AB, Class B	33,055	579
	Epiroc AB, Class A	19,194	385
	Canadian National Railway Co. (CAD denominated)	7,068	888
	ASSA ABLOY AB, Class B	29,850	860
	Siemens AG	4,578	859
	SITC International Holdings Co., Ltd.	450,659	777
	DSV A/S	4,398	774
	Thales SA	5,068	750
	Caterpillar, Inc.	2,250	665
	AB Volvo, Class B	23,908	621
	Bunzl PLC	15,283	620
	LIXIL Corp.	49,300	616
	Mitsui & Co., Ltd.	16,100	600
	Techtronic Industries Co., Ltd.	49,592	593
	BELIMO Holding AG	1,066	588
	Brenntag SE	6,166	566
	ITOCHU Corp.	12,500	510
	Adecco Group AG	10,196	502
	Hitachi, Ltd.	6,800	491
	DHL Group	9,199	456
	Interpump Group SpA	8,775	455
	Fluidra, SA, non-registered shares	21,306	444
	Diploma PLC	8,627	393
	Wizz Air Holdings PLC[3]	13,564	381
	Komatsu, Ltd.	14,200	370
	IMCD NV	1,944	339
	Melrose Industries PLC	45,397	328
	Rentokil Initial PLC	44,022	250
	Shenzhen Inovance Technology Co., Ltd., Class A	22,300	198
	VAT Group AG	324	163
	Polycab India, Ltd.	2,077	137
	Aalberts NV, non-registered shares	2,901	126

			46,306

Information technology 13.23%	Taiwan Semiconductor Manufacturing Co., Ltd.	459,000	8,834
	ASML Holding NV	9,245	6,980
	MediaTek, Inc.	154,000	5,072
	Tokyo Electron, Ltd.	22,700	4,035
	Broadcom, Inc.	3,396	3,791
	Samsung Electronics Co., Ltd.	53,083	3,228
	SAP SE	12,689	1,952
	Sage Group PLC (The)	102,577	1,530
	Capgemini SE	7,022	1,469
	TDK Corp.	30,000	1,422
	Keyence Corp.	2,600	1,140
	ASM International NV	1,836	956
	Nokia Corp.	204,563	703

108	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Information technology (continued)	ASMPT, Ltd.	64,100	$608
	Kingdee International Software Group Co., Ltd.[3]	355,295	516
	Halma PLC	15,350	446
	Fujitsu, Ltd.	2,100	317
	eMemory Technology, Inc.	3,000	238
	Nomura Research Institute, Ltd.	5,300	153
	Vanguard International Semiconductor Corp.	32,000	85

			43,475

Consumer discretionary 10.02%	Industria de Diseño Textil, SA	72,587	3,166
	Renault SA	73,429	3,005
	LVMH Moët Hennessy-Louis Vuitton SE	3,541	2,872
	Evolution AB	20,309	2,431
	InterContinental Hotels Group PLC	24,034	2,171
	Restaurant Brands International, Inc. (CAD denominated)	24,561	1,919
	Midea Group Co., Ltd., Class A	208,000	1,602
	MGM China Holdings, Ltd.[3]	1,130,000	1,432
	B&M European Value Retail SA	192,202	1,369
	Trip.com Group, Ltd. (ADR)[3]	25,788	928
	Trip.com Group, Ltd.[3]	9,700	349
	Sodexo SA	11,425	1,258
	Prosus NV, Class N	41,106	1,226
	Wynn Macau, Ltd.[3,4]	1,148,800	944
	Galaxy Entertainment Group, Ltd.	163,361	913
	adidas AG	3,951	803
	Valeo SA, non-registered shares	49,098	759
	Stellantis NV	30,498	714
	Paltac Corp.	21,500	681
	Bajaj Auto, Ltd.	7,919	646
	Sands China, Ltd.[3]	212,372	620
	D’Ieteren Group	2,653	519
	Amadeus IT Group SA, Class A, non-registered shares	7,139	512
	Coupang, Inc., Class A3	28,125	455
	Entain PLC	33,500	423
	Alibaba Group Holding, Ltd.	39,400	381
	Kering SA	586	260
	Nitori Holdings Co., Ltd.	1,500	200
	Compagnie Financière Richemont SA, Class A	1,280	177
	Dixon Technologies (India), Ltd.	1,572	124
	Balkrishna Industries, Ltd.	2,474	76

			32,935

Consumer staples 9.20%	British American Tobacco PLC	134,175	3,915
	Philip Morris International, Inc.	38,181	3,592
	Nestlé SA	29,823	3,452
	Carlsberg A/S, Class B	18,674	2,341
	Arca Continental, SAB de CV	187,436	2,047
	Pernod Ricard SA	10,803	1,910
	Imperial Brands PLC	78,638	1,807
	KT&G Corp.	22,646	1,526
	Anheuser-Busch InBev SA/NV	22,220	1,436
	Kweichow Moutai Co., Ltd., Class A	5,690	1,382
	Ocado Group PLC[3]	138,301	1,329
	Asahi Group Holdings, Ltd.	34,600	1,288
	Carrefour SA, non-registered shares	68,172	1,248
	Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	499,232	1,122

American Funds Insurance Series	109

International Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Consumer staples (continued)	L’Oréal SA, non-registered shares	1,843	$916
	Danone SA	7,577	491
	Foshan Haitian Flavouring and Food Co., Ltd., Class A	76,424	408

			30,210

Health care 8.82%	AstraZeneca PLC	65,264	8,790
	Novo Nordisk AS, Class B	79,261	8,198
	Sanofi	41,730	4,137
	EssilorLuxottica SA	7,429	1,493
	Bayer AG	32,532	1,208
	Grifols, SA, Class B (ADR)[3]	86,437	999
	Roche Holding AG, nonvoting non-registered shares	2,529	733
	HOYA Corp.	4,800	597
	Siemens Healthineers AG	10,271	597
	Genus PLC	20,030	554
	WuXi Biologics (Cayman), Inc.[3]	114,000	431
	Innovent Biologics, Inc.[3]	74,927	409
	Argenx SE (ADR)[3]	950	361
	BeiGene, Ltd. (ADR)[3]	1,113	201
	Hypera SA, ordinary nominative shares	27,159	196
	Max Healthcare Institute, Ltd.	9,259	76
	Euroapi SA3	1,412	9

			28,989

Communication services 6.42%	Publicis Groupe SA	41,181	3,830
	Koninklijke KPN NV	1,073,578	3,696
	Nippon Telegraph and Telephone Corp.	1,766,400	2,156
	Tencent Holdings, Ltd.	45,500	1,719
	América Móvil, SAB de CV, Class B (ADR)	89,126	1,651
	Telefónica, SA, non-registered shares	387,831	1,523
	MTN Group, Ltd.	183,834	1,159
	Singapore Telecommunications, Ltd.	588,800	1,100
	BT Group PLC	654,350	1,028
	Universal Music Group NV	33,254	950
	Vodafone Group PLC	742,585	645
	KANZHUN, Ltd., Class A (ADR)	32,449	539
	SoftBank Corp.	34,400	429
	Deutsche Telekom AG	17,593	422
	NetEase, Inc.	14,000	260

			21,107

Energy 5.69%	TotalEnergies SE	103,297	7,017
	BP PLC	436,280	2,578
	TC Energy Corp. (CAD denominated)[4]	53,457	2,088
	Cameco Corp. (CAD denominated)	36,600	1,578
	Canadian Natural Resources, Ltd. (CAD denominated)	17,750	1,163
	Schlumberger NV	21,694	1,129
	Saudi Arabian Oil Co.	109,424	965
	Woodside Energy Group, Ltd.	30,933	655
	Gaztransport & Technigaz SA	4,514	598
	Aker BP ASA	19,550	568
	Tourmaline Oil Corp.	7,638	344
	Sovcomflot PAO[1]	356,717	–	[2]
	Gazprom PJSC[1,3]	671,150	–	[2]
	LUKOIL Oil Co. PJSC[1]	9,706	–	[2]

			18,683

110	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)		Shares	Value (000)

Materials 5.52%	Vale SA, ordinary nominative shares	137,033	$2,173
	Vale SA (ADR), ordinary nominative shares	107,385	1,703
	Barrick Gold Corp.	132,913	2,404
	Linde PLC	4,050	1,663
	Rio Tinto PLC	19,854	1,475
	Glencore PLC	221,566	1,329
	Air Liquide SA	4,786	931
	Shin-Etsu Chemical Co., Ltd.	21,700	907
	Fortescue, Ltd.	42,099	833
	Nutrien, Ltd. (CAD denominated)	14,024	790
	Asahi Kasei Corp.	97,900	724
	Holcim, Ltd.	8,678	682
	Sika AG	1,727	564
	Fresnillo PLC	70,963	536
	Grupo México, SAB de CV, Series B	86,163	478
	DSM-Firmenich AG	3,281	334
	Franco-Nevada Corp.	2,845	315
	Givaudan SA	72	300
	Alrosa PJSC[1]	53,607	–	[2]

			18,141

Utilities 2.44%	Engie SA	165,341	2,907
	ENN Energy Holdings, Ltd.	167,659	1,233
	Brookfield Infrastructure Partners, LP	35,181	1,109
	SSE PLC	38,918	918
	Iberdrola, SA, non-registered shares	67,975	889
	Veolia Environnement SA	18,136	573
	National Grid PLC	28,837	389

			8,018

Real estate 1.94%	CK Asset Holdings, Ltd.	352,000	1,760
	Prologis Property Mexico, SA de CV, REIT	268,990	1,279
	Mitsubishi Estate Co., Ltd.	66,100	908
	Link REIT	127,868	715
	Embassy Office Parks REIT[3]	148,284	579
	Embassy Office Parks REIT	6,972	27
	Longfor Group Holdings, Ltd.	357,242	573
	KE Holdings, Inc., Class A (ADR)	31,820	516

			6,357

	Total common stocks (cost: $274,711,000)		316,028

Preferred securities 0.18%

Information technology 0.09%	Samsung Electronics Co., Ltd., nonvoting preferred shares	6,295	304

Materials 0.09%	Gerdau SA, preferred nominative shares	62,582	303

	Total preferred securities (cost: $638,000)		607

American Funds Insurance Series	111

International Growth and Income Fund (continued)

Bonds, notes & other debt instruments 0.33%	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. 0.33%

Brazil (Federative Republic of) 10.00% 1/1/2033	BRL5,300	$1,075

Total bonds, notes & other debt instruments (cost: $926,000)		1,075

Short-term securities 3.68%	Shares

Money market investments 3.06%

Capital Group Central Cash Fund 5.44%[5,6]	100,713	10,070

Money market investments purchased with collateral from securities on loan 0.62%

Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[5,7]	1,027,520	1,028
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[5,7]	997,345	997

		2,025

Total short-term securities (cost: $12,094,000)		12,095

Total investment securities 100.37% (cost: $288,369,000)		329,805
Other assets less liabilities (0.37)%		(1,225)

Net assets 100.00%		$328,580

Investments in affiliates6

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)		Value at 12/31/2023 (000)	Dividend or interest income (000)

Short-term securities 3.06%
Money market investments 3.06%
Capital Group Central Cash Fund 5.44%[5]	$5,492	$63,913	$59,335	$2		$(2)	$10,070	$658

[1]	Value determined using significant unobservable inputs.
[2]	Amount less than one thousand.
[3]	Security did not produce income during the last 12 months.
[4]

All or a portion of this security was on loan. The total value of all such securities was $2,296,000, which represented .70% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[5]	Rate represents the seven-day yield at 12/31/2023.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

112	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2023

Common stocks 76.36%		Shares	Value (000)

Financials 13.30%	Zurich Insurance Group AG	28,525	$14,913
	CME Group, Inc., Class A	65,239	13,739
	JPMorgan Chase & Co.	70,561	12,002
	Morgan Stanley	97,385	9,081
	BlackRock, Inc.	9,927	8,059
	DBS Group Holdings, Ltd.	311,106	7,860
	PNC Financial Services Group, Inc.	34,952	5,412
	ING Groep NV	344,497	5,157
	Blackstone, Inc.	35,913	4,702
	Citizens Financial Group, Inc.	137,512	4,557
	Münchener Rückversicherungs-Gesellschaft AG	10,560	4,373
	B3 SA - Brasil, Bolsa, Balcao	1,468,642	4,368
	AIA Group, Ltd.	477,953	4,151
	Power Corporation of Canada, subordinate voting shares[1]	144,624	4,136
	DNB Bank ASA	189,761	4,031
	KBC Groep NV	54,858	3,559
	American International Group, Inc.	46,102	3,123
	Webster Financial Corp.	60,863	3,089
	Wells Fargo & Co.	56,465	2,779
	Kaspi.kz JSC (GDR)[2]	21,756	2,002
	Kaspi.kz JSC (GDR)	5,504	507
	Great-West Lifeco, Inc.	73,004	2,417
	Swedbank AB, Class A	116,690	2,358
	Toronto-Dominion Bank (The) (CAD denominated)	34,422	2,224
	United Overseas Bank, Ltd.	101,900	2,193
	Hana Financial Group, Inc.	62,025	2,085
	East West Bancorp, Inc.	28,429	2,046
	360 ONE WAM, Ltd.	228,422	1,944
	National Bank of Canada	23,228	1,771
	Intact Financial Corp.	11,381	1,751
	Principal Financial Group, Inc.	22,030	1,733
	Skandinaviska Enskilda Banken AB, Class A	113,011	1,556
	EFG International AG	117,468	1,509
	Franklin Resources, Inc.	46,876	1,396
	State Street Corp.	17,390	1,347
	BNP Paribas SA	19,050	1,320
	Truist Financial Corp.	34,796	1,285
	Bank Central Asia Tbk PT	1,889,200	1,152
	TPG, Inc., Class A	25,970	1,121
	Western Union Co.	93,040	1,109
	Euronext NV	12,294	1,068
	Bank Mandiri (Persero) Tbk PT	2,720,000	1,067
	Patria Investments, Ltd., Class A	63,717	988
	UniCredit SpA	36,306	985
	Banco Santander, SA	217,744	909
	Citigroup, Inc.	17,383	894
	Ping An Insurance (Group) Company of China, Ltd., Class H	190,000	860
	Société Générale	29,067	775
	Vontobel Holding AG	11,229	728
	OneMain Holdings, Inc.	12,558	618
	Fidelity National Information Services, Inc.	10,115	608
	China Pacific Insurance (Group) Co., Ltd., Class H	277,950	560
	Capital One Financial Corp.	3,823	501
	Fukuoka Financial Group, Inc.	19,200	452
	Grupo Financiero Banorte, SAB de CV, Series O	42,207	424
	Bank of Montreal	4,117	407
	Houlihan Lokey, Inc., Class A	3,330	399
	Tokio Marine Holdings, Inc.	8,600	215
	Moscow Exchange MICEX-RTS PJSC[3]	875,002	–	[4]
	Sberbank of Russia PJSC[3]	204,176	–	[4]

			166,375

American Funds Insurance Series	113

Capital Income Builder (continued)

Common stocks (continued)		Shares	Value (000)

Health care 9.86%	AbbVie, Inc.	158,048	$24,493
	Abbott Laboratories	152,959	16,836
	Gilead Sciences, Inc.	193,923	15,710
	AstraZeneca PLC	83,272	11,215
	Amgen, Inc.	36,709	10,573
	Sanofi	98,371	9,753
	Bristol-Myers Squibb Co.	117,937	6,051
	Medtronic PLC	72,433	5,967
	UnitedHealth Group, Inc.	7,367	3,878
	CVS Health Corp.	46,221	3,650
	Roche Holding AG, nonvoting non-registered shares	11,785	3,416
	Takeda Pharmaceutical Co., Ltd.	105,625	3,032
	Johnson & Johnson	18,452	2,892
	Novartis AG	19,835	2,003
	GSK PLC	73,058	1,349
	EBOS Group, Ltd.	51,251	1,150
	Merck & Co., Inc.	8,309	906
	Pfizer, Inc.	17,187	495

			123,369

Information technology 9.35%	Broadcom, Inc.	44,259	49,404
	Microsoft Corp.	67,314	25,313
	Taiwan Semiconductor Manufacturing Co., Ltd.	536,800	10,331
	Texas Instruments, Inc.	43,641	7,439
	Seagate Technology Holdings PLC	64,799	5,532
	KLA Corp.	5,687	3,306
	SAP SE	18,589	2,860
	TDK Corp.	47,700	2,261
	Tokyo Electron, Ltd.	12,600	2,240
	Samsung Electronics Co., Ltd.	29,153	1,773
	Analog Devices, Inc.	8,631	1,714
	GlobalWafers Co., Ltd.	88,938	1,697
	Intel Corp.	23,587	1,185
	Vanguard International Semiconductor Corp.	262,255	694
	BE Semiconductor Industries NV	3,224	486
	Capgemini SE	1,919	401
	SINBON Electronics Co., Ltd.	37,446	364

			117,000

Consumer staples 9.15%	Philip Morris International, Inc.	294,556	27,712
	British American Tobacco PLC	386,906	11,291
	British American Tobacco PLC (ADR)	61,763	1,809
	Nestlé SA	84,337	9,761
	Imperial Brands PLC	337,751	7,762
	Mondelez International, Inc., Class A	95,679	6,930
	PepsiCo, Inc.	30,773	5,227
	ITC, Ltd.	797,505	4,423
	Danone SA	64,604	4,190
	General Mills, Inc.	47,612	3,101
	Anheuser-Busch InBev SA/NV	45,033	2,909
	Altria Group, Inc.	66,658	2,689
	Diageo PLC	70,366	2,555
	Dollar General Corp.	18,536	2,520
	Seven & i Holdings Co., Ltd.	63,600	2,519
	Procter & Gamble Co.	17,060	2,500
	Carlsberg A/S, Class B	19,656	2,464
	Kimberly-Clark Corp.	17,502	2,127
	Kenvue, Inc.	86,309	1,858
	Wilmar International, Ltd.	556,200	1,501
	Kao Corp.	34,700	1,426

114	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)		Shares	Value (000)

Consumer staples (continued)	Pernod Ricard SA	6,104	$1,079
	Kraft Heinz Co. (The)	27,009	999
	Asahi Group Holdings, Ltd.	24,500	912
	WH Group Ltd.	1,366,000	881
	Vector Group, Ltd.	74,669	842
	Sysco Corp.	10,859	794
	Molson Coors Beverage Co., Class B, restricted voting shares	8,796	538
	Scandinavian Tobacco Group A/S	24,914	433
	Viscofan, SA, non-registered shares	6,942	411
	Unilever PLC	5,254	254
	Reckitt Benckiser Group PLC	1,394	96

			114,513

Industrials 8.35%	RTX Corp.	227,122	19,110
	Union Pacific Corp.	37,664	9,251
	BAE Systems PLC	569,696	8,060
	Siemens AG	40,877	7,667
	Honeywell International, Inc.	25,955	5,443
	RELX PLC	117,187	4,648
	Paychex, Inc.	36,521	4,350
	Canadian National Railway Co. (CAD denominated)	28,727	3,611
	DHL Group	70,834	3,509
	AB Volvo, Class B	124,232	3,229
	Marubeni Corp.	198,400	3,122
	Broadridge Financial Solutions, Inc.	14,364	2,955
	Singapore Technologies Engineering, Ltd.	977,500	2,876
	Trinity Industries, Inc.	93,524	2,487
	Automatic Data Processing, Inc.	10,472	2,440
	ITOCHU Corp.	57,900	2,363
	Vinci SA	16,934	2,127
	Carrier Global Corp.	34,200	1,965
	BOC Aviation, Ltd.	205,400	1,570
	Trelleborg AB, Class B	46,644	1,563
	Waste Management, Inc.	8,225	1,473
	SGS SA	16,071	1,388
	Illinois ToolWorks, Inc.	5,274	1,381
	Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	49,520	1,340
	Bureau Veritas SA	48,098	1,216
	FedEx Corp.	4,446	1,125
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	56,531	987
	General Dynamics Corp.	2,635	684
	United Parcel Service, Inc., Class B	4,107	646
	Airbus SE, non-registered shares	3,937	608
	L3Harris Technologies, Inc.	2,873	605
	Sulzer AG	4,630	473
	Epiroc AB, Class B	9,302	163

			104,435

Energy 6.18%	Canadian Natural Resources, Ltd. (CAD denominated)	219,525	14,382
	TC Energy Corp. (CAD denominated)[1]	288,545	11,271
	TC Energy Corp.	17,158	671
	Exxon Mobil Corp.	88,978	8,896
	TotalEnergies SE	112,932	7,671
	Shell PLC (GBP denominated)	214,477	6,968
	Shell PLC (ADR)	8,450	556
	BP PLC	1,015,322	6,000
	Chevron Corp.	33,278	4,964
	EOG Resources, Inc.	37,495	4,535
	ConocoPhillips	30,282	3,515
	Equitrans Midstream Corp.	228,302	2,324

American Funds Insurance Series	115

Capital Income Builder (continued)

Common stocks (continued)		Shares	Value (000)

Energy (continued)	Schlumberger NV	39,352	$2,048
	Neste OYJ	42,703	1,517
	DT Midstream, Inc.	14,667	804
	Enbridge, Inc. (CAD denominated)	16,876	608
	Baker Hughes Co., Class A	9,719	332
	Woodside Energy Group, Ltd. (CDI)	12,043	255
	Gazprom PJSC[3,5]	880,428	–	[4]

			77,317

Utilities 5.94%	Engie SA	480,958	8,457
	Engie SA, bonus shares	36,900	649
	National Grid PLC	505,381	6,824
	E.ON SE	455,616	6,112
	SSE PLC	236,180	5,572
	Edison International	77,886	5,568
	DTE Energy Co.	50,037	5,517
	Duke Energy Corp.	49,391	4,793
	Dominion Energy, Inc.	97,164	4,567
	Iberdrola, SA, non-registered shares	348,441	4,557
	Sempra	53,881	4,026
	CenterPoint Energy, Inc.	117,976	3,371
	AES Corp.	158,867	3,058
	Southern Co. (The)	31,912	2,238
	PinnacleWest Capital Corp.	29,633	2,129
	NextEra Energy, Inc.	29,782	1,809
	Entergy Corp.	16,306	1,650
	Power Grid Corporation of India, Ltd.	361,599	1,029
	SembCorp Industries, Ltd.	239,800	963
	ENN Energy Holdings, Ltd.	99,100	728
	Power Assets Holdings, Ltd.	117,500	680

			74,297

Real estate 4.82%	VICI Properties, Inc. REIT	555,713	17,716
	Equinix, Inc. REIT	7,347	5,917
	Public Storage REIT	16,002	4,881
	Extra Space Storage, Inc. REIT	28,682	4,599
	Crown Castle, Inc. REIT	29,333	3,379
	American Tower Corp. REIT	15,596	3,367
	Gaming and Leisure Properties, Inc. REIT	49,656	2,450
	Link REIT	369,948	2,069
	CK Asset Holdings, Ltd.	346,000	1,730
	Welltower, Inc. REIT	18,815	1,697
	Rexford Industrial Realty, Inc. REIT	28,946	1,624
	Sun Hung Kai Properties, Ltd.	146,355	1,575
	Prologis, Inc. REIT	10,708	1,427
	Kimco Realty Corp. REIT	62,930	1,341
	CTP NV	75,076	1,269
	Charter Hall Group REIT	153,613	1,251
	Mindspace Business Parks REIT	233,888	909
	Digital Realty Trust, Inc. REIT	6,331	852
	POWERGRID Infrastructure Investment Trust REIT	729,345	847
	Longfor Group Holdings, Ltd.	335,634	538
	Embassy Office Parks REIT	115,484	450
	Embassy Office Parks REIT[5]	11,725	46
	CubeSmart REIT	8,847	410

			60,344

116	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)		Shares	Value (000)

Consumer discretionary 3.70%	Home Depot, Inc.	24,477	$8,483
	LVMH Moët Hennessy-Louis Vuitton SE	7,279	5,904
	Restaurant Brands International, Inc.	59,974	4,686
	Midea Group Co., Ltd., Class A	554,075	4,266
	YUM! Brands, Inc.	28,665	3,745
	McDonald’s Corp.	12,174	3,610
	Kering SA	7,967	3,536
	Industria de Diseño Textil, SA	67,115	2,927
	Darden Restaurants, Inc.	10,473	1,721
	NEXT PLC	15,809	1,632
	Bridgestone Corp.	33,300	1,375
	Galaxy Entertainment Group, Ltd.	216,000	1,207
	Tractor Supply Co.	4,485	964
	Hasbro, Inc.	10,899	557
	International Game Technology PLC	15,626	428
	OPAP SA	22,896	389
	Toyota Motor Corp.	20,400	374
	Inchcape PLC	31,417	286
	Kindred Group PLC (SDR)	24,452	226
	Compagnie Financière Richemont SA, Class A	106	15

			46,331

Communication services 3.14%	Comcast Corp., Class A	146,104	6,407
	Nippon Telegraph and Telephone Corp.	3,589,500	4,382
	Verizon Communications, Inc.	115,704	4,362
	Singapore Telecommunications, Ltd.	1,940,300	3,626
	Koninklijke KPN NV	1,038,075	3,574
	América Móvil, SAB de CV, Class B (ADR)	183,587	3,400
	SoftBank Corp.	267,100	3,329
	Publicis Groupe SA	24,050	2,236
	TELUS Corp.	92,357	1,643
	Deutsche Telekom AG	57,458	1,380
	Warner Music Group Corp., Class A	34,867	1,248
	WPP PLC	120,630	1,147
	HKT Trust and HKT, Ltd., units	873,240	1,045
	Omnicom Group, Inc.	11,563	1,000
	Telkom Indonesia (Persero) Tbk PT, Class B	2,070,000	531

			39,310

Materials 2.57%	Vale SA (ADR), ordinary nominative shares	272,978	4,329
	Vale SA, ordinary nominative shares	180,366	2,860
	Air Products and Chemicals, Inc.	17,795	4,872
	Rio Tinto PLC	61,101	4,538
	Linde PLC	9,409	3,864
	BHP Group, Ltd. (CDI)	64,930	2,222
	Evonik Industries AG	69,687	1,423
	International Flavors & Fragrances, Inc.	17,226	1,395
	UPM-Kymmene OYJ	28,069	1,056
	BASF SE	19,170	1,032
	Smurfit Kappa Group PLC	22,439	885
	Celanese Corp.	5,602	870
	Asahi Kasei Corp.	102,400	758
	WestRock Co.	17,595	730
	Gerdau SA (ADR)	133,973	650
	Fortescue, Ltd.	28,457	563
	Glencore PLC	23,221	139

			32,186

	Total common stocks (cost: $759,836,000)		955,477

American Funds Insurance Series	117

Capital Income Builder (continued)

Preferred securities 0.02%		Shares		Value (000)

Financials 0.02%	Banco Bradesco SA, preferred nominative shares	72,312		$252

	Total preferred securities (cost: $194,000)			252

Convertible stocks 0.19%

Utilities 0.19%	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[1]	45,239		1,724
	AES Corp., convertible preferred units, 6.875% 2/15/2024	8,659		659

	Total convertible stocks (cost: $2,926,000)			2,383

Bonds, notes & other debt instruments 16.71%		Principal amount (000)

Mortgage-backed obligations 8.29%

Federal agency mortgage-backed obligations 7.50%	Fannie Mae Pool #695412 5.00% 6/1/2033[6]	USD–	[4]	–	[4]
	Fannie Mae Pool #AD3566 5.00% 10/1/2035[6]	1		1
	Fannie Mae Pool #931768 5.00% 8/1/2039[6]	1		1
	Fannie Mae Pool #AC0794 5.00% 10/1/2039[6]	5		5
	Fannie Mae Pool #932606 5.00% 2/1/2040[6]	2		2
	Fannie Mae Pool #AE0311 3.50% 8/1/2040[6]	8		7
	Fannie Mae Pool #AE1248 5.00% 6/1/2041[6]	8		8
	Fannie Mae Pool #AJ1873 4.00% 10/1/2041[6]	6		6
	Fannie Mae Pool #AE1274 5.00% 10/1/2041[6]	6		6
	Fannie Mae Pool #AE1277 5.00% 11/1/2041[6]	3		4
	Fannie Mae Pool #AE1283 5.00% 12/1/2041[6]	2		2
	Fannie Mae Pool #AE1290 5.00% 2/1/2042[6]	4		4
	Fannie Mae Pool #AT0300 3.50% 3/1/2043[6]	1		1
	Fannie Mae Pool #AT3954 3.50% 4/1/2043[6]	2		2
	Fannie Mae Pool #AY1829 3.50% 12/1/2044[6]	2		2
	Fannie Mae Pool #BH3122 4.00% 6/1/2047[6]	1		1
	Fannie Mae Pool #BJ5015 4.00% 12/1/2047[6]	32		31
	Fannie Mae Pool #BK5232 4.00% 5/1/2048[6]	18		17
	Fannie Mae Pool #BK6840 4.00% 6/1/2048[6]	24		23
	Fannie Mae Pool #BK9743 4.00% 8/1/2048[6]	8		7
	Fannie Mae Pool #BK9761 4.50% 8/1/2048[6]	4		4
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[6]	34		32
	Fannie Mae Pool #FS5372 3.50% 7/1/2049[6]	185		172
	Fannie Mae Pool #FS5313 3.50% 1/1/2050[6]	2,118		1,973
	Fannie Mae Pool #CA5540 3.00% 4/1/2050[6]	2,963		2,655
	Fannie Mae Pool #CA6309 3.00% 7/1/2050[6]	344		312
	Fannie Mae Pool #CA6349 3.00% 7/1/2050[6]	130		116
	Fannie Mae Pool #CA6740 3.00% 8/1/2050[6]	89		80
	Fannie Mae Pool #CA7048 3.00% 9/1/2050[6]	48		43
	Fannie Mae Pool #CA7052 3.00% 9/1/2050[6]	14		13
	Fannie Mae Pool #CA7381 3.00% 10/1/2050[6]	145		130
	Fannie Mae Pool #FM5166 3.00% 12/1/2050[6]	92		82
	Fannie Mae Pool #BR4104 2.00% 1/1/2051[6]	49		40
	Fannie Mae Pool #FM5509 3.00% 1/1/2051[6]	140		125
	Fannie Mae Pool #CB0191 3.00% 4/1/2051[6]	178		159
	Fannie Mae Pool #CB0193 3.00% 4/1/2051[6]	21		19
	Fannie Mae Pool #FM7909 3.00% 6/1/2051[6]	17		15
	Fannie Mae Pool #FM8477 3.00% 8/1/2051[6]	125		112
	Fannie Mae Pool #CB2787 3.50% 12/1/2051[6]	23		21
	Fannie Mae Pool #BV0790 3.50% 1/1/2052[6]	96		88
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[6]	927		836
	Fannie Mae Pool #FS0752 3.00% 3/1/2052[6]	530		469
	Fannie Mae Pool #CB3179 3.50% 3/1/2052[6]	322		297
	Fannie Mae Pool #BW1289 5.50% 10/1/2052[6]	127		128
	Fannie Mae Pool #BW1243 5.50% 10/1/2052[6]	113		114
	Fannie Mae Pool #MA4842 5.50% 12/1/2052[6]	171		172

118	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #MA4919 5.50% 2/1/2053[6]	USD111	$111
	Fannie Mae Pool #CB5986 5.00% 3/1/2053[6]	97	96
	Fannie Mae Pool #BX9827 5.00% 5/1/2053[6]	5,466	5,409
	Fannie Mae Pool #FS4563 5.00% 5/1/2053[6]	65	64
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[6]	295	296
	Fannie Mae Pool #MA5011 6.00% 5/1/2053[6]	1,696	1,723
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[6]	361	363
	Fannie Mae Pool #CB6485 6.00% 6/1/2053[6]	443	450
	Fannie Mae Pool #CB6486 6.00% 6/1/2053[6]	276	281
	Fannie Mae Pool #CB6465 6.00% 6/1/2053[6]	198	201
	Fannie Mae Pool #MA5071 5.00% 7/1/2053[6]	362	358
	Fannie Mae Pool #BU4112 5.00% 7/1/2053[6]	99	98
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[6]	1,200	1,206
	Fannie Mae Pool #MA5165 5.50% 10/1/2053[6]	10	10
	Fannie Mae Pool #MA5167 6.50% 10/1/2053[6]	2,892	2,965
	Fannie Mae Pool #MA5191 6.00% 11/1/2053[6]	767	779
	Fannie Mae Pool #BF0142 5.50% 8/1/2056[6]	360	373
	Fannie Mae Pool #BF0342 5.50% 1/1/2059[6]	245	249
	Fannie Mae Pool #BM6737 4.50% 11/1/2059[6]	615	600
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[6]	422	362
	Freddie Mac Pool #SC0149 2.00% 3/1/2041[6]	72	62
	Freddie Mac Pool #RB0544 2.00% 6/1/2041[6]	124	106
	Freddie Mac Pool #Q15874 4.00% 2/1/2043[6]	1	1
	Freddie Mac Pool #G67711 4.00% 3/1/2048[6]	211	204
	Freddie Mac Pool #Q55971 4.00% 5/1/2048[6]	17	16
	Freddie Mac Pool #Q56175 4.00% 5/1/2048[6]	15	14
	Freddie Mac Pool #Q55970 4.00% 5/1/2048[6]	8	8
	Freddie Mac Pool #Q56599 4.00% 6/1/2048[6]	24	23
	Freddie Mac Pool #Q57242 4.50% 7/1/2048[6]	10	10
	Freddie Mac Pool #Q58411 4.50% 9/1/2048[6]	46	45
	Freddie Mac Pool #Q58436 4.50% 9/1/2048[6]	25	25
	Freddie Mac Pool #Q58378 4.50% 9/1/2048[6]	17	17
	Freddie Mac Pool #ZT1704 4.50% 1/1/2049[6]	1,109	1,099
	Freddie Mac Pool #RA3384 3.00% 8/1/2050[6]	15	14
	Freddie Mac Pool #RA3506 3.00% 9/1/2050[6]	147	132
	Freddie Mac Pool #RA5901 3.00% 9/1/2051[6]	76	68
	Freddie Mac Pool #RA6347 3.00% 11/1/2051[6]	155	139
	Freddie Mac Pool #SD8214 3.50% 5/1/2052[6]	828	760
	Freddie Mac Pool #QE3580 3.50% 6/1/2052[6]	480	440
	Freddie Mac Pool #QE4383 4.00% 6/1/2052[6]	334	316
	Freddie Mac Pool #RA7556 4.50% 6/1/2052[6]	874	848
	Freddie Mac Pool #SD1584 4.50% 9/1/2052[6]	191	188
	Freddie Mac Pool #QE9222 5.00% 9/1/2052[6]	648	642
	Freddie Mac Pool #QF0924 5.50% 9/1/2052[6]	318	319
	Freddie Mac Pool #SD2948 5.50% 11/1/2052[6]	118	119
	Freddie Mac Pool #SD2716 5.00% 4/1/2053[6]	106	105
	Freddie Mac Pool #SD8316 5.50% 4/1/2053[6]	595	598
	Freddie Mac Pool #SD8324 5.50% 5/1/2053[6]	448	450
	Freddie Mac Pool #SD8329 5.00% 6/1/2053[6]	35	34
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[6]	1,118	1,123
	Freddie Mac Pool #SD3175 6.00% 6/1/2053[6]	92	94
	Freddie Mac Pool #RA9294 6.50% 6/1/2053[6]	20	20
	Freddie Mac Pool #RA9289 6.50% 6/1/2053[6]	16	17
	Freddie Mac Pool #RA9292 6.50% 6/1/2053[6]	17	17
	Freddie Mac Pool #RA9288 6.50% 6/1/2053[6]	15	16
	Freddie Mac Pool #RA9287 6.50% 6/1/2053[6]	11	11
	Freddie Mac Pool #RA9290 6.50% 6/1/2053[6]	8	8
	Freddie Mac Pool #RA9291 6.50% 6/1/2053[6]	6	6
	Freddie Mac Pool #RA9295 6.50% 6/1/2053[6]	4	4
	Freddie Mac Pool #SD8341 5.00% 7/1/2053[6]	348	344
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[6]	2,453	2,464

American Funds Insurance Series	119

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD8362 5.50% 9/1/2053[6]	USD19		$20
	Freddie Mac Pool #SD8367 5.50% 10/1/2053[6]	29		30
	Freddie Mac Pool #SD8369 6.50% 10/1/2053[6]	1,703		1,746
	Freddie Mac Pool #SD8372 5.50% 11/1/2053[6]	89		89
	Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[6,7]	160		160
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[6,7]	105		96
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[6]	217		199
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[6,7]	212		194
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[6,7]	90		79
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[6]	75		67
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[6]	17		16
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[6]	921		822
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[6]	350		332
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[6]	555		524
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[6]	16		15
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[6]	9		8
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[6]	823		785
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[6]	1,171		1,082
	Government National Mortgage Assn. 4.00% 1/1/2054[6,8]	321		307
	Government National Mortgage Assn. 5.50% 1/1/2054[6,8]	610		615
	Government National Mortgage Assn. 6.00% 1/1/2054[6,8]	25		25
	Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[6]	186		184
	Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[6]	3,194		3,049
	Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[6]	430		427
	Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[6]	1,148		1,139
	Government National Mortgage Assn. Pool #694836 5.75% 9/20/2059[6]	–	[4]	–	[4]
	Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[6]	–	[4]	–	[4]
	Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[6]	–	[4]	–	[4]
	Uniform Mortgage-Backed Security 2.50% 1/1/2039[6,8]	941		867
	Uniform Mortgage-Backed Security 2.50% 2/1/2039[6,8]	767		707
	Uniform Mortgage-Backed Security 2.00% 1/1/2054[6,8]	276		226
	Uniform Mortgage-Backed Security 2.50% 1/1/2054[6,8]	91		78
	Uniform Mortgage-Backed Security 3.00% 1/1/2054[6,8]	682		603
	Uniform Mortgage-Backed Security 3.50% 1/1/2054[6,8]	1,707		1,566
	Uniform Mortgage-Backed Security 4.00% 1/1/2054[6,8]	2,962		2,802
	Uniform Mortgage-Backed Security 4.50% 1/1/2054[6,8]	2,041		1,979
	Uniform Mortgage-Backed Security 5.00% 1/1/2054[6,8]	1,364		1,350
	Uniform Mortgage-Backed Security 5.50% 1/1/2054[6,8]	9,725		9,767
	Uniform Mortgage-Backed Security 6.00% 1/1/2054[6,8]	650		660
	Uniform Mortgage-Backed Security 6.50% 1/1/2054[6,8]	1,058		1,084
	Uniform Mortgage-Backed Security 7.00% 1/1/2054[6,8]	4,844		4,997
	Uniform Mortgage-Backed Security 4.50% 2/1/2054[6,8]	200		194
	Uniform Mortgage-Backed Security 5.00% 2/1/2054[6,8]	1,550		1,534
	Uniform Mortgage-Backed Security 5.50% 2/1/2054[6,8]	4,250		4,269

120	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Uniform Mortgage-Backed Security 6.00% 2/1/2054[6,8]	USD4,800	$4,874
	Uniform Mortgage-Backed Security 6.50% 2/1/2054[6,8]	5,550	5,687
	Uniform Mortgage-Backed Security 6.00% 3/1/2054[6,8]	3,300	3,345

			93,856

Collateralized mortgage-backed obligations (privately originated) 0.40%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,6,7]	119	98
	BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[2,6,7]	72	66
	BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,6]	83	75
	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,6,7]	97	94
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,6,7]	68	65
	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,6,7]	166	156
	Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,6,7]	9	8
	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 6.087% 10/25/2041[2,6,7]	1	1
	Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[2,6,7]	37	38
	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[2,6,7]	383	387
	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[2,6,7]	139	140
	Finance of America Structured Securities Trust, Series 2019-JR3, Class A 2.00% 9/25/2069[2,6]	57	61
	Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[2,6]	64	65
	Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,6,7]	109	90
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3,
	Class M1A, (30-day Average USD-SOFR + 2.00%) 7.337% 4/25/2042[2,6,7]	85	86
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4,
	Class M1A, (30-day Average USD-SOFR + 2.20%) 7.537% 5/25/2042[2,6,7]	15	15
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6,
	Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[2,6,7]	25	25
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6,
	Class M1B, (30-day Average USD-SOFR + 3.70%) 9.037% 9/25/2042[2,6,7]	64	67
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (30-day Average USD-SOFR + 1.814%) 7.152% 1/25/2050[2,6,7]	108	109
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[2,6,7]	309	313
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (30-day Average USD-SOFR + 5.214%) 10.552% 6/27/2050[2,6,7]	490	537
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (30-day Average USD-SOFR + 6.114%) 11.452% 8/25/2050[2,6,7]	463	521
	Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[2,6]	186	178
	Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[2,6,9]	175	174
	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,6,7]	69	67
	Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[2,6,9]	116	113
	MelloWarehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[2,6,7]	202	201
	NewRezWarehouse Securitization Trust, Series 2021-1, Class A, (1-month USD CME Term SOFR + 0.865%) 6.22% 5/25/2055[2,6,7]	243	243
	Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,6]	99	93
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,6,7]	31	30
	Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[2,6,7]	5	5
	Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[2,6,7]	10	10
	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[2,6,7]	31	30
	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[2,6,7]	36	35
	Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[2,6,7]	19	18

American Funds Insurance Series	121

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Collateralized mortgage-backed obligations (privately originated) (continued)	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,6]	USD410	$362
	Treehouse Park Improvement Association No.1 9.75% 12/1/2033[2,3]	100	93
	Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,6]	196	179
	Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[2,6]	100	99

			4,947

Commercial mortgage-backed securities 0.39%	Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[6,7]	287	298
	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[2,6,7]	110	109
	BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.26% 4/15/2037[2,6,7]	329	325
	BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[2,6,7]	332	333
	BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[2,6,7]	648	632
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[2,6,7]	266	260
	BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 7.122% 10/15/2036[2,6,7]	100	97
	BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[2,6,7]	128	127
	BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[2,6,7]	162	159
	BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 6.876% 6/15/2038[2,6,7]	93	91
	BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.976% 11/15/2038[2,6,7]	100	98
	BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 7.813% 8/15/2039[2,6,7]	89	89
	BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.643% 6/15/2040[2,6,7]	221	222
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[2,6,7]	237	240
	DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043[2,6,7]	574	571
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[2,6,7]	93	93
	FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[6]	73	74
	FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[2,6]	187	195
	GreatWolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.348%) 6.252% 12/15/2036[2,6,7]	24	24
	GS Mortgage Securities Trust, Series 2018-HULA, Class A, (1-month USD CME Term SOFR + 1.223%) 6.396% 7/15/2025[2,6,7]	229	227
	Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD CME Term SOFR + 1.264%) 6.559% 5/17/2038[2,6,7]	300	298
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[2,6,7]	345	340

			4,902

	Total mortgage-backed obligations		103,705

U.S. Treasury bonds & notes 5.71%

U.S. Treasury 5.65%	U.S. Treasury 0.625% 10/15/2024	10,550	10,204
	U.S. Treasury 2.125% 11/30/2024	1,860	1,815
	U.S. Treasury 3.875% 3/31/2025	5,877	5,827
	U.S. Treasury 4.625% 6/30/2025	4,793	4,805
	U.S. Treasury 4.00% 2/15/2026	2,621	2,610
	U.S. Treasury 0.75% 3/31/2026	1	1
	U.S. Treasury 0.75% 5/31/2026	3,850	3,556
	U.S. Treasury 1.875% 6/30/2026	4,855	4,606

122	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury (continued)	U.S. Treasury 1.125% 10/31/2026	USD995	$918
	U.S. Treasury 2.00% 11/15/2026[10]	2,800	2,648
	U.S. Treasury 4.625% 11/15/2026	1,200	1,219
	U.S. Treasury 4.375% 12/15/2026	4,500	4,545
	U.S. Treasury 0.50% 4/30/2027	2,375	2,121
	U.S. Treasury 2.625% 5/31/2027	80	77
	U.S. Treasury 4.00% 2/29/2028	745	748
	U.S. Treasury 1.25% 3/31/2028	1,350	1,211
	U.S. Treasury 3.625% 3/31/2028	4	3
	U.S. Treasury 4.375% 11/30/2028	12,858	13,161
	U.S. Treasury 4.00% 2/28/2030	1,659	1,668
	U.S. Treasury 6.25% 5/15/2030	345	390
	U.S. Treasury 4.125% 11/15/2032	9	9
	U.S. Treasury 4.50% 11/15/2033	1,767	1,856
	U.S. Treasury 4.50% 8/15/2039	640	678
	U.S. Treasury 1.125% 5/15/2040[10]	2,400	1,551
	U.S. Treasury 2.00% 11/15/2041	300	218
	U.S. Treasury 4.75% 11/15/2043	514	552
	U.S. Treasury 2.375% 5/15/2051	196	141
	U.S. Treasury 4.00% 11/15/2052	152	150
	U.S. Treasury 4.125% 8/15/2053[10]	2,766	2,804
	U.S. Treasury 4.75% 11/15/2053	595	669

			70,761

U.S. Treasury inflation-protected securities 0.06%	U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[11]	742	733

	Total U.S. Treasury bonds & notes		71,494

Corporate bonds, notes & loans 1.84%

Health care 0.32%	Amgen, Inc. 5.507% 3/2/2026	30	30
	Amgen, Inc. 5.15% 3/2/2028	55	56
	Amgen, Inc. 4.05% 8/18/2029	100	98
	Amgen, Inc. 5.25% 3/2/2030	124	128
	Amgen, Inc. 4.20% 3/1/2033	133	127
	Amgen, Inc. 5.25% 3/2/2033	71	73
	Amgen, Inc. 5.60% 3/2/2043	105	109
	Amgen, Inc. 4.20% 2/22/2052	19	16
	Amgen, Inc. 4.875% 3/1/2053	25	23
	Amgen, Inc. 5.65% 3/2/2053	37	39
	Amgen, Inc. 5.75% 3/2/2063	85	89
	AstraZeneca Finance, LLC 4.875% 3/3/2028	35	36
	AstraZeneca PLC 3.375% 11/16/2025	200	196
	AstraZeneca PLC 3.00% 5/28/2051	11	8
	Baxter International, Inc. 3.132% 12/1/2051	25	17
	Centene Corp. 4.625% 12/15/2029	530	509
	Centene Corp. 3.375% 2/15/2030	179	161
	Centene Corp. 2.625% 8/1/2031	40	33
	CVS Health Corp. 5.125% 2/21/2030	50	51
	CVS Health Corp. 5.25% 2/21/2033	23	23
	CVS Health Corp. 5.30% 6/1/2033	24	25
	CVS Health Corp. 5.625% 2/21/2053	55	56
	Elevance Health, Inc. 4.75% 2/15/2033	16	16
	Eli Lilly and Co. 5.00% 2/27/2026	35	35
	Eli Lilly and Co. 4.875% 2/27/2053	23	24
	Eli Lilly and Co. 4.95% 2/27/2063	14	14
	Gilead Sciences, Inc. 1.65% 10/1/2030	8	7
	HCA, Inc. 2.375% 7/15/2031	18	15
	Humana, Inc. 3.70% 3/23/2029	12	12

American Funds Insurance Series	123

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Health care (continued)	Merck & Co., Inc. 1.70% 6/10/2027	USD118	$108
	Merck & Co., Inc. 3.40% 3/7/2029	110	106
	Merck & Co., Inc. 4.50% 5/17/2033	35	35
	Merck & Co., Inc. 4.90% 5/17/2044	35	35
	Merck & Co., Inc. 5.00% 5/17/2053	18	18
	Molina Healthcare, Inc. 3.875% 5/15/2032[2]	40	35
	Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	13	13
	Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	12	12
	Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030	8	7
	Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050	2	1
	Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026	270	260
	Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024	551	550
	Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	650	602
	Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	300	203
	Zoetis, Inc. 5.60% 11/16/2032	25	27

			4,038

Financials 0.32%	AerCap Ireland Capital DAC 5.75% 6/6/2028	150	154
	AerCap Ireland Capital DAC 3.30% 1/30/2032	150	131
	American Express Co. 4.90% 2/13/2026	28	28
	American International Group, Inc. 5.125% 3/27/2033	17	17
	Aon Corp. 5.35% 2/28/2033	21	21
	Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028)[9]	31	32
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[9]	231	188
	Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[9]	118	118
	CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[2,9]	200	204
	Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[9]	15	15
	Charles Schwab Corp. (The) 6.136% 8/24/2034 (USD-SOFR + 2.01% on 8/24/2033)[9]	40	42
	Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[9]	35	30
	Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[9]	50	52
	Corebridge Financial, Inc. 3.85% 4/5/2029	180	170
	Corebridge Financial, Inc. 3.90% 4/5/2032	32	29
	Corebridge Financial, Inc. 4.35% 4/5/2042	7	6
	Corebridge Financial, Inc. 4.40% 4/5/2052	49	41
	Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[2,9]	200	194
	Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[9]	150	157
	Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[9]	150	158
	Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[9]	5	5
	Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[9]	111	95
	Intercontinental Exchange, Inc. 4.60% 3/15/2033	18	18
	Intercontinental Exchange, Inc. 4.95% 6/15/2052	16	16
	JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[9]	78	77
	JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[9]	40	40
	JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[9]	35	37
	JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[9]	259	211
	JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[9]	17	15
	JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[9]	55	60
	Mastercard, Inc. 4.875% 3/9/2028	31	32
	Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[9]	25	25
	Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[9]	20	19
	Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[9]	35	35
	Nasdaq, Inc. 5.35% 6/28/2028	20	21
	Nasdaq, Inc. 5.55% 2/15/2034	17	18
	Nasdaq, Inc. 5.95% 8/15/2053	8	9
	Nasdaq, Inc. 6.10% 6/28/2063	11	12
	Navient Corp. 5.00% 3/15/2027	150	145
	New York Life Global Funding 3.00% 1/10/2028[2]	150	141

124	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)	PNC Financial Services Group, Inc. 5.812% 6/12/2026 (USD-SOFR + 1.322% on 6/12/2025)[9]	USD35	$35
	PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[9]	50	51
	PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[9]	87	97
	Royal Bank of Canada 5.00% 2/1/2033	30	30
	State Street Corp. 4.857% 1/26/2026 (USD-SOFR + 0.604% on 1/26/2025)[9]	15	15
	SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[9,12]	38	–	[4]
	Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[9]	10	10
	U.S. Bancorp 5.775% 6/12/2029 (USD-SOFR + 2.02% on 6/12/2028)[9]	70	72
	U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[9]	17	17
	UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028)[2,9]	200	209
	UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[2,9]	374	349
	Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[9]	45	45
	Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[9]	84	86
	Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[9]	104	113

			3,947

Consumer discretionary 0.27%	Advance Auto Parts, Inc. 3.90% 4/15/2030	18	16
	Advance Auto Parts, Inc. 3.50% 3/15/2032	12	10
	BMW US Capital, LLC 4.15% 4/9/2030[2]	290	284
	BMW US Capital, LLC 3.70% 4/1/2032[2]	25	23
	Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]	175	169
	Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]	150	151
	Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]	150	125
	Ford Motor Co. 4.75% 1/15/2043	130	107
	Ford Motor Co. 5.291% 12/8/2046	120	106
	Ford Motor Credit Co., LLC 2.30% 2/10/2025	200	192
	Ford Motor Credit Co., LLC 5.125% 6/16/2025	695	687
	Ford Motor Credit Co., LLC 2.70% 8/10/2026	306	284
	Ford Motor Credit Co., LLC 4.95% 5/28/2027	604	590
	Ford Motor Credit Co., LLC 6.798% 11/7/2028	200	209
	Grand Canyon University 4.125% 10/1/2024	200	189
	McDonald’s Corp. 3.60% 7/1/2030	12	11
	McDonald’s Corp. 4.60% 9/9/2032	3	3
	McDonald’s Corp. 4.95% 8/14/2033	3	3
	McDonald’s Corp. 5.15% 9/9/2052	10	10
	Toyota Motor Credit Corp. 5.40% 11/10/2025	228	232

			3,401

Energy 0.23%	Apache Corp. 4.25% 1/15/2030	385	360
	BP Capital Markets America, Inc. 3.633% 4/6/2030	360	345
	Cenovus Energy, Inc. 5.40% 6/15/2047	44	42
	Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[2]	9	9
	Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[2]	5	5
	ConocoPhillips Co. 5.30% 5/15/2053	25	26
	Enbridge, Inc. 6.70% 11/15/2053	37	43
	Energy Transfer, LP 6.10% 12/1/2028	41	43
	Energy Transfer, LP 6.40% 12/1/2030	34	36
	Energy Transfer, LP 6.55% 12/1/2033	30	33
	Equinor ASA 2.375% 5/22/2030	365	326
	Exxon Mobil Corp. 2.995% 8/16/2039	200	161
	Exxon Mobil Corp. 3.452% 4/15/2051	25	20
	Kinder Morgan, Inc. 5.20% 6/1/2033	27	27

American Funds Insurance Series	125

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Energy (continued)	Kinder Morgan, Inc. 5.45% 8/1/2052	USD11	$10
	MPLX, LP 4.95% 9/1/2032	20	20
	New Fortress Energy, Inc. 6.50% 9/30/2026[2]	80	77
	NGL Energy Operating, LLC 7.50% 2/1/2026[2]	80	81
	ONEOK, Inc. 5.55% 11/1/2026	15	15
	ONEOK, Inc. 5.65% 11/1/2028	19	20
	ONEOK, Inc. 3.10% 3/15/2030	42	38
	ONEOK, Inc. 5.80% 11/1/2030	11	11
	ONEOK, Inc. 6.05% 9/1/2033	88	93
	ONEOK, Inc. 7.15% 1/15/2051	97	112
	ONEOK, Inc. 6.625% 9/1/2053	91	102
	Petroleos Mexicanos 6.50% 1/23/2029	20	18
	Petroleos Mexicanos 8.75% 6/2/2029	177	172
	Shell International Finance BV 2.00% 11/7/2024	420	409
	TransCanada Pipelines, Ltd. 5.10% 3/15/2049	150	143
	TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[9,13]	108	102
	Williams Companies, Inc. 5.30% 8/15/2052	40	39

			2,938

Communication services 0.20%	América Móvil, SAB de CV, 8.46% 12/18/2036	MXN1,300	66
	AT&T, Inc. 3.50% 6/1/2041	USD75	60
	CCO Holdings, LLC 4.75% 2/1/2032[2]	25	22
	CCO Holdings, LLC 4.25% 1/15/2034[2]	175	142
	Charter Communications Operating, LLC 3.70% 4/1/2051	25	16
	Meta Platforms, Inc. 3.85% 8/15/2032	135	129
	Meta Platforms, Inc. 4.45% 8/15/2052	75	69
	Netflix, Inc. 4.875% 4/15/2028	150	152
	SBA Tower Trust 1.631% 11/15/2026[2]	253	226
	Sprint Capital Corp. 6.875% 11/15/2028	325	352
	Sprint Capital Corp. 8.75% 3/15/2032	90	111
	T-Mobile USA, Inc. 3.875% 4/15/2030	625	593
	T-Mobile USA, Inc. 2.55% 2/15/2031	203	175
	T-Mobile USA, Inc. 6.00% 6/15/2054	69	76
	Verizon Communications, Inc. 1.75% 1/20/2031	142	117
	Walt Disney Co. (The) 4.625% 3/23/2040	120	117
	WarnerMedia Holdings, Inc. 5.05% 3/15/2042	47	41
	WarnerMedia Holdings, Inc. 5.141% 3/15/2052	88	76

			2,540

Utilities 0.19%	AEP Transmission Co., LLC 3.80% 6/15/2049	45	36
	Consumers Energy Co. 4.625% 5/15/2033	50	50
	DTE Energy Co. 3.00% 3/1/2032	42	37
	Duke Energy Florida, LLC 5.95% 11/15/2052	25	27
	Edison International 4.125% 3/15/2028	132	128
	Edison International 5.25% 11/15/2028	55	55
	Edison International 6.95% 11/15/2029	25	27
	Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[2,9]	200	224
	FirstEnergy Corp. 2.65% 3/1/2030	493	426
	FirstEnergy Corp. 2.25% 9/1/2030	107	90
	Florida Power & Light Co. 5.05% 4/1/2028	70	72
	Florida Power & Light Co. 5.10% 4/1/2033	35	36
	NiSource, Inc. 5.40% 6/30/2033	25	26
	Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[2]	25	27
	Pacific Gas and Electric Co. 2.95% 3/1/2026	97	92
	Pacific Gas and Electric Co. 3.75% 7/1/2028	105	98

126	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Utilities (continued)	Pacific Gas and Electric Co. 4.65% 8/1/2028	USD284	$273
	Pacific Gas and Electric Co. 2.50% 2/1/2031	375	310
	Pacific Gas and Electric Co. 6.40% 6/15/2033	50	53
	PacifiCorp 5.50% 5/15/2054	50	49
	Southern California Edison Co. 3.60% 2/1/2045	206	160
	Union Electric Co. 3.90% 4/1/2052	25	21
	WEC Energy Group, Inc. 5.15% 10/1/2027	25	25

			2,342

Consumer staples 0.10%	7-Eleven, Inc. 0.80% 2/10/2024[2]	50	50
	7-Eleven, Inc. 1.30% 2/10/2028[2]	14	12
	Altria Group, Inc. 3.70% 2/4/2051	5	3
	BAT Capital Corp. 4.70% 4/2/2027	105	104
	BAT Capital Corp. 6.343% 8/2/2030	9	9
	BAT Capital Corp. 6.421% 8/2/2033	38	40
	BAT Capital Corp. 7.079% 8/2/2043	31	33
	BAT Capital Corp. 4.54% 8/15/2047	82	63
	BAT Capital Corp. 4.758% 9/6/2049	121	96
	BAT Capital Corp. 7.081% 8/2/2053	69	74
	BAT International Finance PLC 4.448% 3/16/2028	150	148
	Constellation Brands, Inc. 5.00% 2/2/2026	50	50
	H.J. Heinz Co. 4.875% 10/1/2049	235	223
	J. M. Smucker Co. (The) 6.20% 11/15/2033	22	24
	J. M. Smucker Co. (The) 6.50% 11/15/2043	6	7
	J. M. Smucker Co. (The) 6.50% 11/15/2053	21	24
	Philip Morris International, Inc. 5.125% 11/17/2027	43	44
	Philip Morris International, Inc. 5.625% 11/17/2029	23	24
	Philip Morris International, Inc. 5.125% 2/15/2030	56	57
	Philip Morris International, Inc. 5.50% 9/7/2030	70	73
	Philip Morris International, Inc. 5.75% 11/17/2032	16	17
	Philip Morris International, Inc. 5.375% 2/15/2033	55	56
	Philip Morris International, Inc. 5.625% 9/7/2033	30	31

			1,262

Industrials 0.09%	Boeing Co. 2.75% 2/1/2026	91	87
	Boeing Co. 3.625% 2/1/2031	280	260
	Boeing Co. 5.805% 5/1/2050	95	98
	Canadian Pacific Railway Co. 3.10% 12/2/2051	102	74
	Carrier Global Corp. 2.722% 2/15/2030	9	8
	Carrier Global Corp. 2.70% 2/15/2031	9	8
	Carrier Global Corp. 5.90% 3/15/2034[2]	40	43
	Carrier Global Corp. 3.577% 4/5/2050	8	6
	Carrier Global Corp. 6.20% 3/15/2054[2]	49	57
	CSX Corp. 4.75% 11/15/2048	50	48
	CSX Corp. 4.50% 11/15/2052	35	33
	L3Harris Technologies, Inc. 5.40% 7/31/2033	15	16
	L3Harris Technologies, Inc. 5.60% 7/31/2053	13	14
	Lockheed Martin Corp. 5.10% 11/15/2027	19	20
	Moog, Inc. 4.25% 12/9/2027[2]	55	52
	Norfolk Southern Corp. 5.35% 8/1/2054	51	53
	Northrop Grumman Corp. 4.95% 3/15/2053	21	21
	Republic Services, Inc. 5.00% 4/1/2034	13	13
	RTX Corp. 6.00% 3/15/2031	35	37
	RTX Corp. 6.10% 3/15/2034	27	29
	RTX Corp. 6.40% 3/15/2054	22	25

American Funds Insurance Series	127

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Industrials (continued)	Union Pacific Corp. 2.80% 2/14/2032	USD17	$15
	Union Pacific Corp. 3.50% 2/14/2053	20	16
	Waste Management, Inc. 4.625% 2/15/2030	60	61

			1,094

Information technology 0.06%	Broadcom, Inc. 4.00% 4/15/2029[2]	3	3
	Broadcom, Inc. 4.15% 4/15/2032[2]	11	10
	Broadcom, Inc. 3.137% 11/15/2035[2]	2	2
	Broadcom, Inc. 3.75% 2/15/2051[2]	91	72
	Lenovo Group, Ltd. 5.875% 4/24/2025	400	402
	Oracle Corp. 3.60% 4/1/2050	150	111
	ServiceNow, Inc. 1.40% 9/1/2030	130	107

			707

Materials 0.04%	BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026	35	35
	BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028	35	36
	BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033	16	16
	BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033	7	7
	BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053	15	16
	Celanese US Holdings, LLC 6.35% 11/15/2028	36	38
	Celanese US Holdings, LLC 6.55% 11/15/2030	27	29
	Celanese US Holdings, LLC 6.379% 7/15/2032	10	11
	Celanese US Holdings, LLC 6.70% 11/15/2033	23	25
	Dow Chemical Co. (The) 3.60% 11/15/2050	75	58
	EIDP, Inc. 4.80% 5/15/2033	27	27
	International Flavors & Fragrances, Inc. 3.468% 12/1/2050[2]	6	4
	LYB International Finance III, LLC 3.625% 4/1/2051	102	74
	NOVA Chemicals Corp. 8.50% 11/15/2028[2]	10	11
	Nutrien, Ltd. 5.90% 11/7/2024	84	84
	South32 Treasury, Ltd. 4.35% 4/14/2032[2]	10	9

			480

Real estate 0.02%	American Tower Corp. 4.05% 3/15/2032	11	10
	Boston Properties, LP 2.45% 10/1/2033	7	5
	Boston Properties, LP 6.50% 1/15/2034	38	40
	Crown Castle, Inc. 5.00% 1/11/2028	54	54
	Equinix, Inc. 1.55% 3/15/2028	25	22
	Equinix, Inc. 3.20% 11/18/2029	144	133
	Equinix, Inc. 2.50% 5/15/2031	47	40

			304

	Total corporate bonds, notes & loans		23,053

Asset-backed obligations 0.79%
	ACHV ABS Trust, Series 2023-3PL, Class A, 6.60% 8/19/2030[2,6]	29	29
	ACHV ABS Trust, Series 2023-3PL, Class B, 7.17% 8/19/2030[2,6]	100	100
	Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,6]	13	12
	Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.61% 1/18/2028[2,6]	100	101
	American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[6]	100	98
	American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,6]	83	82
	American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,6]	85	83
	American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,6]	100	98
	AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B,
	(30-day Average USD-SOFR + 1.15%) 6.488% 12/18/2025[6,7]	32	32
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,6]	197	184

128	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,6]	USD100	$95
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[2,6]	339	347
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[2,6]	35	34
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 6.108% 9/15/2025[6,7]	24	25
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,6]	351	324
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,6]	87	75
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,6]	90	82
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,6]	90	74
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,6]	316	283
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,6]	489	481
CPS Auto Receivables Trust, Series 2023-A, Class A, 5.54% 3/16/2026[2,6]	40	40
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[6]	326	324
DriveTime Auto Owner Trust, Series 2023-1, Class A, 5.48% 4/15/2027[2,6]	45	44
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[6]	213	214
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,6]	131	126
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 2/15/2025[6,7]	6	6
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[2,6]	176	177
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[2,6]	181	185
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[2,6]	188	189
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,6]	431	390
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,6]	77	68
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[2,6]	113	107
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[2,6]	422	389
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 9/16/2025[6,7]	23	23
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[2,6]	285	290
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,6]	184	192
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A3, 4.47% 2/16/2028[6]	25	25
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A4, 4.43% 10/16/2028[6]	48	48
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,6]	247	238
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,6]	100	96
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,6]	268	243
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,6]	100	90
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,6]	100	90
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.918% 5/15/2025[6,7]	24	24
Hyundai Auto Receivables Trust, Series 2023-A, Class A3, 4.58% 4/15/2027[6]	28	28
Hyundai Auto Receivables Trust, Series 2023-A, Class A4, 4.48% 7/17/2028[6]	28	28
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[2,6]	18	18
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[2,6]	70	70
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[2,6]	38	33
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,6]	120	104
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,6]	166	151
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,6]	332	301
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[2,6,7]	169	166
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,6]	935	820
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[2,6]	100	98
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[2,6]	100	93
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,6]	100	98

American Funds Insurance Series	129

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)

	PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[2,6]	USD175	$176
	Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[6]	134	134
	Santander Drive Auto Receivables Trust, Series 2023-1, Class A2, 5.36% 5/15/2026[6]	21	21
	SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[2,6]	66	66
	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[2,6]	57	50
	Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,6]	139	128
	Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[2,6,7]	335	309
	Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B,
	(30-day Average USD-SOFR + 0.57%) 5.908% 8/15/2025[6,7]	10	11
	Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[6,9]	451	451
	Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[6]	1	1
	Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[2,6]	45	45
	Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[2,6]	80	80
	Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[2,6]	100	100

			9,837

Bonds & notes of governments & government agencies outside the U.S. 0.06%

	Peru (Republic of) 2.783% 1/23/2031	190	166
	Portuguese Republic 5.125% 10/15/2024	18	18
	Qatar (State of) 4.50% 4/23/2028	200	203
	Saudi Arabia (Kingdom of) 3.625% 3/4/2028	200	194
	United Mexican States 3.25% 4/16/2030	200	181

			762

Municipals 0.02%

California 0.00%	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034	15	13

Illinois 0.02%	G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	225	223

	Total municipals		236

	Total bonds, notes & other debt instruments (cost: $211,777,000)		209,087

Investment funds 2.80%		Shares

	Capital Group Central Corporate Bond Fund[14]	4,123,855	34,970

	Total Investment funds (cost: $38,724,000)		34,970

Short-term securities 8.63%

Money market investments 7.34%
	Capital Group Central Cash Fund 5.44%[14,15]	917,878	91,779

130	American Funds Insurance Series

Capital Income Builder (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 1.29%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%15,16	8,238,251	$8,238
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%15,16	7,897,883	7,898
Capital Group Central Cash Fund 5.44%14,15,16	587	59

		16,195

Total short-term securities (cost: $107,970,000)		107,974

Total investment securities 104.71% (cost: $1,121,427,000)		1,310,143
Other assets less liabilities (4.71)%		(58,874)

Net assets 100.00%		$1,251,269

Futures contracts
Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

2 Year U.S. Treasury Note Futures	Long	233	4/3/2024	USD47,978	$476
5 Year U.S. Treasury Note Futures	Long	418	4/3/2024	45,468	1,038
10 Year U.S. Treasury Note Futures	Long	30	3/28/2024	3,387	111
10 Year Ultra U.S. Treasury Note Futures	Long	9	3/28/2024	1,062	47
20 Year U.S. Treasury Bond Futures	Long	13	3/28/2024	1,624	76
30 Year Ultra U.S. Treasury Bond Futures	Long	56	3/28/2024	7,481	708

					$2,456

Swap contracts
Interest rate swaps

Centrally cleared interest rate swaps
							Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2023 (000)
	Payment		Payment
Rate	frequency	Rate	frequency

4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD4,037	$(1)	$–	$(1)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD8,100	(2)	–	(2)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD5,914	(2)	–	(2)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,215	(41)	–	(41)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,600	(45)	–	(45)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,635	(45)	–	(45)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD898	(7)	–	(7)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD4,100	(34)	–	(34)
SOFR	Annual	3.055%	Annual	4/6/2031	USD6,700	183	–	183
SOFR	Annual	2.91%	Annual	9/18/2050	USD592	48	–	48

						$54	$–	$54

American Funds Insurance Series	131

Capital Income Builder (continued)

Swap contracts (continued)

Credit default swaps

Centrally cleared credit default swaps on credit indices – sell protection
Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2023 (000)	[18]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)

5.00%	Quarterly	CDX.NA.HY.41	12/20/2028	USD6,088		$355		$(25)	$380

Investments in affiliates[14]
	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Investment funds 2.80%
Capital Group Central Corporate Bond Fund	$28,059	$8,969	$3,252		$(735)	$1,929	$34,970	$1,338

Short-term securities 7.35%
Money market investments 7.34%
Capital Group Central Cash Fund 5.44%[15]	77,952	231,552	217,725		7	(7)	91,779	4,771

Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[15,16]	1,712		1,653	[19]			59	–	[20]

Total short-term securities							91,838

Total 10.15%					$(728)	$1,922	$126,808	$6,109

[1]

All or a portion of this security was on loan. The total value of all such securities was $17,090,000, which represented 1.37% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[2]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $22,845,000, which represented 1.83% of the net assets of the fund.

[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Security did not produce income during the last 12 months.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[8]	Purchased on a TBA basis.
[9]	Step bond; coupon rate may change at a later date.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,208,000, which represented .18% of the net assets of the fund.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	Scheduled interest and/or principal payment was not received.
[13]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[15]	Rate represents the seven-day yield at 12/31/2023.
[16]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

[19]	Represents net activity. Refer to Note 5 for more information on securities lending.
[20]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

132	American Funds Insurance Series

Capital Income Builder (continued)

Key to abbreviation(s)

ADR = American Depositary Receipts

Assn. = Association

CAD = Canadian dollars

CDI = CREST Depository Interest

CME = CME Group

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	133

Asset Allocation Fund

Investment portfolio December 31, 2023

Common stocks 63.95%		Shares	Value (000)

Information technology 13.69%	Broadcom, Inc.	1,116,318	$1,246,090
	Microsoft Corp.	2,642,840	993,814
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,470,426	360,924
	ASML Holding NV (ADR)	449,711	340,395
	Oracle Corp.	1,297,246	136,769
	Apple, Inc.	604,712	116,425
	TE Connectivity, Ltd.	656,000	92,168
	Salesforce, Inc.[1]	268,387	70,623
	Applied Materials, Inc.	426,300	69,090
	Synopsys, Inc.[1]	90,490	46,594
	MicroStrategy, Inc., Class A1	43,100	27,223
	Diebold Nixdorf, Inc.[1,2]	532,940	15,429

			3,515,544

Health care 10.03%	UnitedHealth Group, Inc.	1,030,396	542,473
	Eli Lilly and Co.	717,860	418,455
	Vertex Pharmaceuticals, Inc.[1]	940,945	382,861
	Gilead Sciences, Inc.	4,559,000	369,325
	Thermo Fisher Scientific, Inc.	300,000	159,237
	Regeneron Pharmaceuticals, Inc.[1]	150,000	131,743
	Pfizer, Inc.	3,857,635	111,061
	Novo Nordisk AS, Class B	929,600	96,153
	AstraZeneca PLC	461,000	62,089
	AstraZeneca PLC (ADR)	190,000	12,796
	Alnylam Pharmaceuticals, Inc.[1]	261,834	50,118
	Centene Corp.[1]	675,000	50,092
	CVS Health Corp.	506,300	39,977
	Cooper Companies, Inc.	99,300	37,579
	Danaher Corp.	95,660	22,130
	Catalent, Inc.[1]	488,000	21,926
	Rotech Healthcare, Inc.[1,3,4]	184,138	19,334
	AbCellera Biologics, Inc.[1,5]	2,871,293	16,395
	Illumina, Inc.[1]	104,134	14,500
	Biogen, Inc.[1]	34,200	8,850
	Zoetis, Inc., Class A	42,300	8,349

			2,575,443

Financials 8.38%	Apollo Asset Management, Inc.	2,630,627	245,148
	Aon PLC, Class A	735,000	213,900
	JPMorgan Chase & Co.	1,179,000	200,548
	Synchrony Financial	4,100,000	156,579
	Capital One Financial Corp.	1,070,000	140,298
	Ares Management Corp., Class A	1,015,403	120,752
	Mastercard, Inc., Class A	272,177	116,086
	Blue Owl Capital, Inc., Class A	7,085,161	105,569
	Blackstone, Inc.	737,500	96,553
	Arthur J. Gallagher & Co.	427,724	96,186
	Intercontinental Exchange, Inc.	719,487	92,404
	CME Group, Inc., Class A	361,000	76,027
	Wells Fargo & Co.	1,517,000	74,667
	Discover Financial Services	600,000	67,440
	Nasdaq, Inc.	962,300	55,948
	London Stock Exchange Group PLC	460,314	54,415
	Brookfield Corp., Class A	1,260,000	50,551
	Fifth Third Bancorp	1,217,000	41,974
	Visa, Inc., Class A	146,264	38,080
	Carlyle Group, Inc. (The)	814,688	33,150
	KKR & Co., Inc.	261,000	21,624
	RenaissanceRe Holdings, Ltd.	97,535	19,117
	Fiserv, Inc.[1]	115,266	15,312

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)		Shares	Value (000)

Financials (continued)	Goldman Sachs Group, Inc.	30,100	$11,612
	Islandsbanki hf.	9,555,235	7,797
	Sberbank of Russia PJSC[3]	8,880,000	–	[6]

			2,151,737

Industrials 7.07%	Boeing Co.[1]	1,313,000	342,246
	L3Harris Technologies, Inc.	1,351,500	284,653
	Caterpillar, Inc.	618,000	182,724
	Northrop Grumman Corp.	310,000	145,123
	Southwest Airlines Co.	4,023,000	116,184
	CSX Corp.	2,693,817	93,395
	Airbus SE, non-registered shares	537,469	82,963
	TransDigm Group, Inc.	74,424	75,287
	Huntington Ingalls Industries, Inc.	284,500	73,868
	Union Pacific Corp.	279,386	68,623
	Deere & Co.	150,000	59,980
	Republic Services, Inc.	340,689	56,183
	Safran SA	312,100	55,056
	Lockheed Martin Corp.	91,466	41,456
	Cintas Corp.	64,200	38,691
	Carrier Global Corp.	587,000	33,723
	Quanta Services, Inc.	152,260	32,858
	Copart, Inc.[1]	464,000	22,736
	Veralto Corp.	126,099	10,373

			1,816,122

Consumer discretionary 7.03%	Home Depot, Inc.	1,607,300	557,010
	Booking Holdings, Inc.[1]	107,243	380,415
	LVMH Moët Hennessy-Louis Vuitton SE	226,125	183,416
	General Motors Co.	4,000,000	143,680
	D.R. Horton, Inc.	870,000	132,223
	Darden Restaurants, Inc.	601,084	98,758
	Royal Caribbean Cruises, Ltd.[1]	734,400	95,097
	Tractor Supply Co.	218,000	46,877
	Compagnie Financière Richemont SA, Class A	329,286	45,419
	YUM! Brands, Inc.	277,000	36,193
	Marriott International, Inc., Class A	112,000	25,257
	Moncler SpA	395,000	24,358
	Restaurant Brands International, Inc.	271,440	21,208
	Advance Auto Parts, Inc.	249,443	15,223
	Party City Holdco, Inc.[1,3]	68,158	1,557
	Party City Holdco, Inc.[1,2,3]	681	15

			1,806,706

Communication services 5.54%	Meta Platforms, Inc., Class A1	1,506,000	533,064
	Alphabet, Inc., Class C1	3,009,502	424,129
	Alphabet, Inc., Class A1	531,770	74,283
	Comcast Corp., Class A	5,301,533	232,472
	Take-Two Interactive Software, Inc.[1]	550,000	88,523
	Charter Communications, Inc., Class A1	184,000	71,517

			1,423,988

Consumer staples 4.15%	Philip Morris International, Inc.	3,727,171	350,652
	Constellation Brands, Inc., Class A	663,689	160,447
	Altria Group, Inc.	2,838,200	114,493
	Archer Daniels Midland Co.	1,200,000	86,664
	Target Corp.	500,000	71,210
	Nestlé SA	516,000	59,720

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Common stocks (continued)		Shares	Value (000)

Consumer staples (continued)	Costco Wholesale Corp.	89,700	$59,209
	British American Tobacco PLC	1,080,000	31,517
	British American Tobacco PLC (ADR)[5]	882,000	25,834
	Dollar Tree Stores, Inc.[1]	287,000	40,768
	Mondelez International, Inc., Class A	440,000	31,869
	Dollar General Corp.	125,000	16,994
	Procter & Gamble Co.	105,500	15,460

			1,064,837

Materials 3.93%	Royal Gold, Inc.	1,405,000	169,949
	Franco-Nevada Corp.	1,495,000	165,595
	Linde PLC	334,791	137,502
	Lundin Mining Corp.	14,980,000	122,549
	ATI, Inc.[1]	1,964,000	89,303
	Wheaton Precious Metals Corp.	1,780,000	87,825
	Nucor Corp.	500,000	87,020
	Mosaic Co.	1,381,012	49,344
	First Quantum Minerals, Ltd.	5,805,000	47,533
	Celanese Corp.	160,000	24,859
	Corteva, Inc.	511,606	24,516
	Venator Materials PLC[1,3]	563,403,768	2,890

			1,008,885

Energy 3.41%	Canadian Natural Resources, Ltd. (CAD denominated)	6,940,400	454,697
	ConocoPhillips	1,324,000	153,677
	Halliburton Co.	2,534,613	91,626
	Schlumberger NV	833,500	43,376
	Noble Corp. PLC, Class A	611,675	29,458
	Exxon Mobil Corp.	233,835	23,379
	EOG Resources, Inc.	174,000	21,045
	TechnipFMC PLC	902,000	18,166
	Cenovus Energy, Inc. (CAD denominated)	928,000	15,464
	New Fortress Energy, Inc., Class A	408,780	15,423
	TC Energy Corp. (CAD denominated)[5]	205,000	8,008
	Altera Infrastructure, LP1,3	16,130	1,487
	Constellation Oil Services Holding SA, Class B-1[1,3]	480,336	67
	Bighorn Permian Resources, LLC[3]	4,392	–	[6]

			875,873

Real estate 0.60%	Extra Space Storage, Inc. REIT	655,530	105,101
	Crown Castle, Inc. REIT	435,600	50,177

			155,278

Utilities 0.12%	Constellation Energy Corp.	138,666	16,209
	FirstEnergy Corp.	400,000	14,664

			30,873

	Total common stocks (cost: $10,347,476,000)		16,425,286

Preferred securities 0.00%

Industrials 0.00%	ACR III LSC Holdings, LLC, Series B, preferred shares[1,2,3]	450	697

	Total preferred securities (cost: $465,000)		697

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Rights & warrants 0.00%		Shares		Value (000)

Energy 0.00%	Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,3]	4		$–	[6]

	Total rights & warrants (cost: $0)			–	[6]

Convertible stocks 0.17%

Health care 0.17%	Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[3,4]	4,955,500		43,608

	Total convertible stocks (cost: $50,000,000)			43,608

Convertible bonds & notes 0.01%		Principal amount (000)

Communication services 0.01%	DISH Network Corp., convertible notes, 3.375% 8/15/2026	USD4,000		2,140

	Total convertible bonds & notes (cost: $2,482,000)			2,140

Bonds, notes & other debt instruments 25.97%

Mortgage-backed obligations 9.23%

Federal agency mortgage-backed obligations 8.62%	Fannie Mae Pool #AD7072 4.00% 6/1/2025[7]	1		1
	Fannie Mae Pool #AE3069 4.00% 9/1/2025[7]	–	[6]	–	[6]
	Fannie Mae Pool #AH0829 4.00% 1/1/2026[7]	1		1
	Fannie Mae Pool #AH6431 4.00% 2/1/2026[7]	107		105
	Fannie Mae Pool #AH5618 4.00% 2/1/2026[7]	1		1
	Fannie Mae Pool #890329 4.00% 4/1/2026[7]	14		14
	Fannie Mae Pool #MA1109 4.00% 5/1/2027[7]	1		1
	Fannie Mae Pool #MA3653 3.00% 3/1/2029[7]	10		10
	Fannie Mae Pool #AL8347 4.00% 3/1/2029[7]	88		87
	Fannie Mae Pool #254767 5.50% 6/1/2033[7]	174		179
	Fannie Mae Pool #555956 5.50% 12/1/2033[7]	111		114
	Fannie Mae Pool #BN1085 4.00% 1/1/2034[7]	355		351
	Fannie Mae Pool #929185 5.50% 1/1/2036[7]	352		362
	Fannie Mae Pool #893641 6.00% 9/1/2036[7]	559		582
	Fannie Mae Pool #893688 6.00% 10/1/2036[7]	142		149
	Fannie Mae Pool #AS8554 3.00% 12/1/2036[7]	5,393		5,025
	Fannie Mae Pool #907239 6.00% 12/1/2036[7]	31		32
	Fannie Mae Pool #928031 6.00% 1/1/2037[7]	53		55
	Fannie Mae Pool #888292 6.00% 3/1/2037[7]	477		498
	Fannie Mae Pool #AD0249 5.50% 4/1/2037[7]	92		95
	Fannie Mae Pool #190379 5.50% 5/1/2037[7]	48		49
	Fannie Mae Pool #924952 6.00% 8/1/2037[7]	705		736
	Fannie Mae Pool #888637 6.00% 9/1/2037[7]	8		9
	Fannie Mae Pool #995674 6.00% 5/1/2038[7]	273		286
	Fannie Mae Pool #AD0119 6.00% 7/1/2038[7]	846		884
	Fannie Mae Pool #995224 6.00% 9/1/2038[7]	7		7
	Fannie Mae Pool #AE0021 6.00% 10/1/2038[7]	260		271
	Fannie Mae Pool #AL7164 6.00% 10/1/2038[7]	180		187
	Fannie Mae Pool #889983 6.00% 10/1/2038[7]	16		16
	Fannie Mae Pool #AD0095 6.00% 11/1/2038[7]	600		627
	Fannie Mae Pool #AB0538 6.00% 11/1/2038[7]	100		105
	Fannie Mae Pool #995391 6.00% 11/1/2038[7]	12		12
	Fannie Mae Pool #AD0833 6.00% 1/1/2039[7]	–	[6]	–	[6]
	Fannie Mae Pool #AL0309 6.00% 1/1/2040[7]	55		57
	Fannie Mae Pool #AL0013 6.00% 4/1/2040[7]	162		169
	Fannie Mae Pool #AL7228 6.00% 4/1/2041[7]	210		219
	Fannie Mae Pool #AB4536 6.00% 6/1/2041[7]	370		386
	Fannie Mae Pool #MA4387 2.00% 7/1/2041[7]	7,039		6,032
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[7]	8,108		6,934

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #FS0305 1.50% 1/1/2042[7]	USD21,193	$17,576
	Fannie Mae Pool #MA4520 2.00% 1/1/2042[7]	13,781	11,786
	Fannie Mae Pool #AP2131 3.50% 8/1/2042[7]	2,810	2,648
	Fannie Mae Pool #AU8813 4.00% 11/1/2043[7]	1,942	1,890
	Fannie Mae Pool #AU9348 4.00% 11/1/2043[7]	1,098	1,069
	Fannie Mae Pool #AU9350 4.00% 11/1/2043[7]	923	899
	Fannie Mae Pool #AL8773 3.50% 2/1/2045[7]	4,855	4,587
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[7]	8,026	7,494
	Fannie Mae Pool #AL8354 3.50% 10/1/2045[7]	1,198	1,122
	Fannie Mae Pool #AL8522 3.50% 5/1/2046[7]	2,526	2,372
	Fannie Mae Pool #BC7611 4.00% 5/1/2046[7]	111	106
	Fannie Mae Pool #AS8310 3.00% 11/1/2046[7]	339	310
	Fannie Mae Pool #BD9307 4.00% 11/1/2046[7]	1,289	1,243
	Fannie Mae Pool #BD9699 3.50% 12/1/2046[7]	1,442	1,347
	Fannie Mae Pool #BE1290 3.50% 2/1/2047[7]	1,919	1,792
	Fannie Mae Pool #BM1179 3.00% 4/1/2047[7]	428	390
	Fannie Mae Pool #256975 7.00% 10/1/2047[7]	2	2
	Fannie Mae Pool #CA0770 3.50% 11/1/2047[7]	1,394	1,302
	Fannie Mae Pool #257036 7.00% 11/1/2047[7]	6	6
	Fannie Mae Pool #MA3211 4.00% 12/1/2047[7]	2,408	2,326
	Fannie Mae Pool #MA3277 4.00% 2/1/2048[7]	10	9
	Fannie Mae Pool #BK5255 4.00% 5/1/2048[7]	10	9
	Fannie Mae Pool #FM3278 3.50% 11/1/2048[7]	15,369	14,349
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]	2,090	1,943
	Fannie Mae Pool #CA4756 3.00% 12/1/2049[7]	1,603	1,445
	Fannie Mae Pool #CA5968 2.50% 6/1/2050[7]	5,176	4,477
	Fannie Mae Pool #CA6593 2.50% 8/1/2050[7]	11,703	10,129
	Fannie Mae Pool #CA7052 3.00% 9/1/2050[7]	363	324
	Fannie Mae Pool #CA7737 2.50% 11/1/2050[7]	9,499	8,114
	Fannie Mae Pool #CA7599 2.50% 11/1/2050[7]	1,481	1,282
	Fannie Mae Pool #FM4897 3.00% 11/1/2050[7]	13,332	12,090
	Fannie Mae Pool #MA4237 2.00% 1/1/2051[7]	6,339	5,215
	Fannie Mae Pool #CA8828 2.50% 2/1/2051[7]	3,755	3,238
	Fannie Mae Pool #CB0290 2.00% 4/1/2051[7]	4,564	3,748
	Fannie Mae Pool #CB0191 3.00% 4/1/2051[7]	5,156	4,606
	Fannie Mae Pool #CB0193 3.00% 4/1/2051[7]	620	554
	Fannie Mae Pool #FM7909 3.00% 6/1/2051[7]	485	433
	Fannie Mae Pool #FM8453 3.00% 8/1/2051[7]	4,511	4,055
	Fannie Mae Pool #CB1304 3.00% 8/1/2051[7]	81	73
	Fannie Mae Pool #CB1810 3.00% 10/1/2051[7]	155	137
	Fannie Mae Pool #CB2078 3.00% 11/1/2051[7]	9,079	8,101
	Fannie Mae Pool #CB2286 2.50% 12/1/2051[7]	16,170	13,898
	Fannie Mae Pool #CB2375 2.50% 12/1/2051[7]	7,477	6,426
	Fannie Mae Pool #CB2319 2.50% 12/1/2051[7]	183	158
	Fannie Mae Pool #BT9483 2.50% 12/1/2051[7]	88	76
	Fannie Mae Pool #CB2372 2.50% 12/1/2051[7]	87	75
	Fannie Mae Pool #BT9510 2.50% 12/1/2051[7]	87	75
	Fannie Mae Pool #FS0182 3.00% 1/1/2052[7]	11,836	10,565
	Fannie Mae Pool #BV3076 2.00% 2/1/2052[7]	8,141	6,665
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]	61,935	55,889
	Fannie Mae Pool #BW2918 4.50% 6/1/2052[7]	5,687	5,517
	Fannie Mae Pool #BW1192 4.50% 9/1/2052[7]	713	692
	Fannie Mae Pool #CB4852 4.50% 10/1/2052[7]	11,860	11,504
	Fannie Mae Pool #BX0097 4.50% 10/1/2052[7]	920	894
	Fannie Mae Pool #FS5554 4.50% 11/1/2052[7]	3,307	3,208
	Fannie Mae Pool #MA4842 5.50% 12/1/2052[7]	2,737	2,754
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[7]	1,166	1,172
	Fannie Mae Pool #FS4563 5.00% 5/1/2053[7]	841	833
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[7]	199	200
	Fannie Mae Pool #MA5038 5.00% 6/1/2053[7]	50,001	49,486
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[7]	708	711

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CB6491 6.50% 6/1/2053[7]	USD1,655	$1,704
	Fannie Mae Pool #CB6490 6.50% 6/1/2053[7]	576	591
	Fannie Mae Pool #CB6468 6.50% 6/1/2053[7]	416	428
	Fannie Mae Pool #MA5071 5.00% 7/1/2053[7]	3,838	3,798
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[7]	2,646	2,658
	Fannie Mae Pool #MA5139 6.00% 9/1/2053[7]	25,023	25,414
	Fannie Mae Pool #MA5165 5.50% 10/1/2053[7]	2,050	2,059
	Fannie Mae Pool #BM6736 4.50% 11/1/2059[7]	10,738	10,472
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]	3,804	3,266
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[7]	22	24
	Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[7]	69	71
	Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[7]	33	28
	Freddie Mac Pool #C91912 3.00% 2/1/2037[7]	9,837	9,176
	Freddie Mac Pool #G03978 5.00% 3/1/2038[7]	391	398
	Freddie Mac Pool #G04553 6.50% 9/1/2038[7]	43	45
	Freddie Mac Pool #G08347 4.50% 6/1/2039[7]	59	59
	Freddie Mac Pool #RB5071 2.00% 9/1/2040[7]	23,264	20,036
	Freddie Mac Pool #C03518 5.00% 9/1/2040[7]	518	527
	Freddie Mac Pool #Q05807 4.00% 1/1/2042[7]	1,476	1,440
	Freddie Mac Pool #Q23185 4.00% 11/1/2043[7]	1,096	1,068
	Freddie Mac Pool #Q23190 4.00% 11/1/2043[7]	724	706
	Freddie Mac Pool #760014 2.71% 8/1/2045[7,8]	162	156
	Freddie Mac Pool #Q37988 4.00% 12/1/2045[7]	5,032	4,862
	Freddie Mac Pool #G60344 4.00% 12/1/2045[7]	4,426	4,276
	Freddie Mac Pool #Z40130 3.00% 1/1/2046[7]	3,971	3,657
	Freddie Mac Pool #Q41090 4.50% 6/1/2046[7]	199	198
	Freddie Mac Pool #Q41909 4.50% 7/1/2046[7]	203	202
	Freddie Mac Pool #760015 2.597% 1/1/2047[7,8]	402	383
	Freddie Mac Pool #Q46021 3.50% 2/1/2047[7]	1,116	1,044
	Freddie Mac Pool #SI2002 4.00% 3/1/2048[7]	2,112	2,035
	Freddie Mac Pool #RA3384 3.00% 8/1/2050[7]	393	351
	Freddie Mac Pool #SD8106 2.00% 11/1/2050[7]	31,091	25,589
	Freddie Mac Pool #SD7528 2.00% 11/1/2050[7]	16,585	13,813
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[7]	28,629	23,516
	Freddie Mac Pool #SD7544 3.00% 7/1/2051[7]	385	346
	Freddie Mac Pool #RA5782 2.50% 9/1/2051[7]	9,569	8,244
	Freddie Mac Pool #SD7545 2.50% 9/1/2051[7]	6,510	5,621
	Freddie Mac Pool #RA5971 3.00% 9/1/2051[7]	6,330	5,679
	Freddie Mac Pool #QC6456 3.00% 9/1/2051[7]	679	601
	Freddie Mac Pool #SD0734 3.00% 10/1/2051[7]	169	152
	Freddie Mac Pool #RA6483 2.50% 12/1/2051[7]	6,439	5,534
	Freddie Mac Pool #SD7552 2.50% 1/1/2052[7]	2,249	1,937
	Freddie Mac Pool #SD0813 3.00% 1/1/2052[7]	321	287
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[7]	1,025	945
	Freddie Mac Pool #SD7554 2.50% 4/1/2052[7]	87	75
	Freddie Mac Pool #SD8214 3.50% 5/1/2052[7]	51	47
	Freddie Mac Pool #QE4383 4.00% 6/1/2052[7]	2,297	2,173
	Freddie Mac Pool #SD7556 3.00% 8/1/2052[7]	1,327	1,188
	Freddie Mac Pool #QE7976 4.50% 8/1/2052[7]	43,571	42,266
	Freddie Mac Pool #QE8579 4.50% 8/1/2052[7]	192	186
	Freddie Mac Pool #QF0212 4.50% 9/1/2052[7]	878	851
	Freddie Mac Pool #QE9497 4.50% 9/1/2052[7]	219	212
	Freddie Mac Pool #SD1608 4.50% 9/1/2052[7]	130	127
	Freddie Mac Pool #RA7938 5.00% 9/1/2052[7]	1,237	1,227
	Freddie Mac Pool #QF1236 4.50% 10/1/2052[7]	1,278	1,240
	Freddie Mac Pool #SD2465 4.50% 10/1/2052[7]	87	84
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[7]	6,472	6,408
	Freddie Mac Pool #SD2716 5.00% 4/1/2053[7]	1,362	1,349
	Freddie Mac Pool #RA8647 4.50% 5/1/2053[7]	88	86
	Freddie Mac Pool #SD8329 5.00% 6/1/2053[7]	438	434
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[7]	3,133	3,146

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #RA9294 6.50% 6/1/2053[7]	USD771	$793
	Freddie Mac Pool #RA9292 6.50% 6/1/2053[7]	666	685
	Freddie Mac Pool #RA9289 6.50% 6/1/2053[7]	625	648
	Freddie Mac Pool #RA9288 6.50% 6/1/2053[7]	609	633
	Freddie Mac Pool #RA9287 6.50% 6/1/2053[7]	422	440
	Freddie Mac Pool #RA9290 6.50% 6/1/2053[7]	321	331
	Freddie Mac Pool #RA9291 6.50% 6/1/2053[7]	236	242
	Freddie Mac Pool #RA9295 6.50% 6/1/2053[7]	173	181
	Freddie Mac Pool #SD8341 5.00% 7/1/2053[7]	5,513	5,456
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[7]	9,508	9,549
	Freddie Mac Pool #SD8362 5.50% 9/1/2053[7]	5,972	5,997
	Freddie Mac Pool #SD8367 5.50% 10/1/2053[7]	7,573	7,607
	Freddie Mac Pool #SD4053 6.00% 10/1/2053[7]	5,954	6,049
	Freddie Mac Pool #SD8372 5.50% 11/1/2053[7]	26,429	26,542
	Freddie Mac, Series T041, Class 3A, 4.357% 7/25/2032[7,8]	170	163
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[7,8]	2,418	2,211
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[7,8]	1,047	962
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[7]	4,712	4,335
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[7,8]	4,629	4,236
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[7,8]	847	747
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[7]	702	632
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]	1,580	1,493
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[7]	1,808	1,615
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]	8,382	7,904
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[7]	4,879	4,467
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[7]	1,921	1,832
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[7]	3,807	3,617
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[7]	2,455	2,278
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[7]	2,394	2,207
	Government National Mortgage Assn. 2.50% 1/1/2054[7,9]	4,700	4,112
	Government National Mortgage Assn. 3.00% 1/1/2054[7,9]	48,057	43,517
	Government National Mortgage Assn. 4.00% 1/1/2054[7,9]	14,284	13,639
	Government National Mortgage Assn. 2.50% 2/1/2054[7,9]	9,300	8,157
	Government National Mortgage Assn. 3.00% 2/1/2054[7,9]	14,606	13,250
	Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[7]	427	409
	Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[7]	298	295
	Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[7]	178	174
	Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[7]	7,518	6,370
	Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[7]	75,406	63,891
	Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[7]	1,522	1,505
	Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[7]	433	428
	Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052[7]	158	138
	Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[7]	13,618	11,911
	Government National Mortgage Assn. Pool #MA8099 3.50% 6/20/2052[7]	148	138
	Government National Mortgage Assn. Pool #MA8197 2.50% 8/20/2052[7]	973	851
	Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[7]	725	675
	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[7]	1,644	1,569

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Government National Mortgage Assn. Pool #MA8425 3.50% 11/20/2052[7]	USD33,999	$31,655
	Government National Mortgage Assn. Pool #MA8485 2.50% 12/20/2052[7]	2,488	2,178
	Government National Mortgage Assn. Pool #MA8642 2.50% 2/20/2053[7]	2,195	1,922
	Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[7]	3,224	3,146
	Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[7]	30,113	29,384
	Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[7]	2,085	1,591
	Uniform Mortgage-Backed Security 2.50% 1/1/2039[7,9]	351	324
	Uniform Mortgage-Backed Security 2.50% 2/1/2039[7,9]	287	264
	Uniform Mortgage-Backed Security 2.00% 1/1/2054[7,9]	160,914	131,547
	Uniform Mortgage-Backed Security 2.50% 1/1/2054[7,9]	253,330	215,548
	Uniform Mortgage-Backed Security 3.00% 1/1/2054[7,9]	53,383	47,229
	Uniform Mortgage-Backed Security 3.50% 1/1/2054[7,9]	87,799	80,556
	Uniform Mortgage-Backed Security 4.00% 1/1/2054[7,9]	204,916	193,829
	Uniform Mortgage-Backed Security 4.50% 1/1/2054[7,9]	95,383	92,469
	Uniform Mortgage-Backed Security 5.00% 1/1/2054[7,9]	78,864	78,032
	Uniform Mortgage-Backed Security 5.50% 1/1/2054[7,9]	49,170	49,385
	Uniform Mortgage-Backed Security 6.00% 1/1/2054[7,9]	44,318	45,004
	Uniform Mortgage-Backed Security 6.50% 1/1/2054[7,9]	29,606	30,343
	Uniform Mortgage-Backed Security 2.50% 2/1/2054[7,9]	61,700	52,566
	Uniform Mortgage-Backed Security 3.50% 2/1/2054[7,9]	50,493	46,374
	Uniform Mortgage-Backed Security 4.50% 2/1/2054[7,9]	2,400	2,328
	Uniform Mortgage-Backed Security 5.00% 2/1/2054[7,9]	45,300	44,840
	Uniform Mortgage-Backed Security 5.50% 2/1/2054[7,9]	49,300	49,523
	Uniform Mortgage-Backed Security 6.00% 2/1/2054[7,9]	33,000	33,509
	Uniform Mortgage-Backed Security 6.50% 2/1/2054[7,9]	77,898	79,824

			2,212,790

Commercial mortgage-backed securities 0.48%	Bank Commercial Mortgage Trust, Series 2023-5YR4, Class A3, 6.50% 12/15/2056[7]	6,201	6,566
	Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[7,8]	857	913
	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[7]	2,909	2,480
	Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[7]	1,000	938
	Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[7]	2,960	2,471
	BX Trust, Series 2021-SDMF, Class A, (1-month USD CME Term SOFR + 0.703%) 6.065% 9/15/2034[2,7,8]	5,711	5,588
	BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[2,7,8]	4,505	4,394
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[2,7,8]	7,968	7,797
	BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.773% 10/15/2036[2,7,8]	5,968	5,783
	BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[2,7,8]	6,998	6,892
	BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 6.346% 6/15/2038[2,7,8]	1,264	1,240
	BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.576% 6/15/2038[2,7,8]	1,141	1,119
	BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 6.326% 11/15/2038[2,7,8]	5,254	5,185
	BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 6.352% 2/15/2039[2,7,8]	4,834	4,749
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[2,7,8]	3,606	3,656
	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 4/10/2048[7]	187	185
	Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[7]	4,735	4,605
	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[7]	481	472
	DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[2,7]	3,677	3,799
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[2,7,8]	1,469	1,457

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Commercial mortgage-backed securities (continued)	Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 6.856% 7/15/2038[2,7,8]	USD1,341	$1,322
	Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.176% 7/15/2038[2,7,8]	1,401	1,380
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[2,7]	3,795	3,073
	GS Mortgage Securities Trust, Series 2023-SHIP, Class B, 4.936% 9/15/2038[2,7,8]	1,355	1,320
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[7]	2,489	2,101
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[2,7]	1,964	1,655
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[2,7]	868	689
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 1/5/2039[2,7,8]	100	67
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[2,7]	1,431	1,153
	LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD CME Term SOFR + 1.514%) 6.88% 10/15/2038[2,7,8]	1,326	1,318
	Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[2,7]	13,772	12,184
	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.277% 4/15/2038[2,7,8]	3,644	3,608
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[7]	308	302
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 4/15/2048[7]	234	231
	SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[2,7]	2,194	1,817
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[2,7,8]	4,601	4,529
	StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 6.362% 1/15/2039[2,7,8]	10,709	10,493
	WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 8.151% 11/15/2027[2,7,8]	6,379	6,394

			123,925

Collateralized mortgage-backed obligations (privately originated) 0.13%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,7,8]	925	760
	Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[2,7,8]	865	866
	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 6.087% 10/25/2041[2,7,8]	41	41
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[2,7]	4,016	3,718
	CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[7]	137	133
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[2,7]	1,975	2,197
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[2,7]	5,994	6,681
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (30-day Average USD-SOFR + 3.414%) 8.752% 10/25/2027[7,8]	110	111
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6,
	Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[2,7,8]	738	745
	Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[2,7]	4,017	3,634
	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 11/25/2059[2,7,8]	951	952
	MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[7]	285	276
	Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[2,7,8]	4,040	4,026

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Collateralized mortgage-backed obligations (privately originated) (continued)	Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[2,7,8]	USD2,661	$2,188
	Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063[2,7]	3,101	2,946
	Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027)[2,7,10]	3,286	3,320

			32,594

	Total mortgage-backed obligations		2,369,309

U.S. Treasury bonds & notes 7.76%

U.S. Treasury 7.60%	U.S. Treasury 2.50% 5/15/2024	700	693
	U.S. Treasury 2.50% 5/31/2024	100,000	98,900
	U.S. Treasury 4.25% 9/30/2024	880	876
	U.S. Treasury 1.00% 12/15/2024	10,725	10,346
	U.S. Treasury 3.875% 4/30/2025	4,250	4,213
	U.S. Treasury 4.625% 6/30/2025	205,260	205,756
	U.S. Treasury 4.75% 7/31/2025	71,532	71,868
	U.S. Treasury 5.00% 10/31/2025	158,494	160,325
	U.S. Treasury 4.875% 11/30/2025	14,279	14,430
	U.S. Treasury 0.50% 2/28/2026	42,515	39,298
	U.S. Treasury 3.625% 5/15/2026	1,195	1,182
	U.S. Treasury 4.375% 8/15/2026	5,363	5,401
	U.S. Treasury 0.75% 8/31/2026	52	48
	U.S. Treasury 0.875% 9/30/2026	565	519
	U.S. Treasury 1.125% 10/31/2026	471	435
	U.S. Treasury 4.625% 11/15/2026	7,985	8,113
	U.S. Treasury 1.125% 2/28/2027	762	698
	U.S. Treasury 2.375% 5/15/2027	880	836
	U.S. Treasury 2.625% 5/31/2027	96,250	92,163
	U.S. Treasury 0.50% 6/30/2027	36,300	32,250
	U.S. Treasury 4.125% 9/30/2027	90,000	90,608
	U.S. Treasury 4.00% 2/29/2028	46,200	46,366
	U.S. Treasury 3.625% 3/31/2028	10	10
	U.S. Treasury 3.50% 4/30/2028	5,600	5,513
	U.S. Treasury 1.25% 9/30/2028	3,142	2,785
	U.S. Treasury 4.375% 11/30/2028	180,005	184,245
	U.S. Treasury 2.875% 4/30/2029	50,000	47,594
	U.S. Treasury 1.50% 2/15/2030	26,651	23,233
	U.S. Treasury 4.00% 2/28/2030	1,598	1,607
	U.S. Treasury 0.625% 5/15/2030	20,225	16,536
	U.S. Treasury 4.00% 7/31/2030	100,000	100,596
	U.S. Treasury 4.875% 10/31/2030	60,765	64,311
	U.S. Treasury 2.875% 5/15/2032	50,000	46,363
	U.S. Treasury 4.125% 11/15/2032	723	735
	U.S. Treasury 3.50% 2/15/2033	29,540	28,663
	U.S. Treasury 3.875% 8/15/2033	122,811	122,734
	U.S. Treasury 4.50% 11/15/2033	60,699	63,758
	U.S. Treasury 1.125% 5/15/2040	37,775	24,411
	U.S. Treasury 1.375% 11/15/2040	27,695	18,427
	U.S. Treasury 1.75% 8/15/2041	37,854	26,388
	U.S. Treasury 2.00% 11/15/2041	1,181	857
	U.S. Treasury 4.75% 11/15/2043	23,140	24,867
	U.S. Treasury 2.50% 2/15/2046	3,755	2,823
	U.S. Treasury 3.00% 5/15/2047	9,355	7,661
	U.S. Treasury 3.00% 2/15/2048	336	275
	U.S. Treasury 1.375% 8/15/2050	12,500	6,986
	U.S. Treasury 2.25% 2/15/2052	72,025	50,062
	U.S. Treasury 4.00% 11/15/2052[11]	8,369	8,278

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury (continued)	U.S. Treasury 3.625% 2/15/2053[11]	USD125,000	$115,733
	U.S. Treasury 3.625% 5/15/2053	22,676	21,023
	U.S. Treasury 4.125% 8/15/2053	48,194	48,847

			1,950,645

U.S. Treasury inflation-protected securities 0.16%	U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[12]	25,980	25,225
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[12]	4,800	4,652
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[12]	4,032	3,878
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[12]	8,445	8,022

			41,777

	Total U.S. Treasury bonds & notes		1,992,422

Corporate bonds, notes & loans 6.61%

Financials 1.60%	AerCap Ireland Capital DAC 2.45% 10/29/2026	5,457	5,055
	AerCap Ireland Capital DAC 5.75% 6/6/2028	1,371	1,404
	AerCap Ireland Capital DAC 3.00% 10/29/2028	4,501	4,112
	AerCap Ireland Capital DAC 3.30% 1/30/2032	1,970	1,715
	AerCap Ireland Capital DAC 3.85% 10/29/2041	1,970	1,589
	AG Issuer, LLC 6.25% 3/1/2028[2]	4,470	4,448
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[2]	1,072	1,128
	AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[2,10]	7,750	8,001
	Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[2]	2,100	2,020
	Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[2]	2,295	2,177
	Ally Financial, Inc. 8.00% 11/1/2031	3,000	3,276
	American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[10]	4,810	4,907
	American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[10]	2,686	2,914
	American International Group, Inc. 5.125% 3/27/2033	2,937	2,982
	AmWINS Group, Inc. 4.875% 6/30/2029[2]	1,348	1,233
	Aretec Group, Inc. 7.50% 4/1/2029[2]	1,250	1,127
	Banco Santander, SA 2.746% 5/28/2025	1,200	1,159
	Banco Santander, SA 5.147% 8/18/2025	1,400	1,392
	Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[10]	2,428	2,160
	Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[10]	2,250	2,246
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[10]	1,565	1,434
	Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[10]	2,500	2,609
	Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[10]	2,098	2,112
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[10]	1,000	812
	Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[10]	14,535	14,576
	Berkshire Hathaway, Inc. 3.125% 3/15/2026	500	487
	Block, Inc. 3.50% 6/1/2031	2,325	2,069
	Blue Owl Capital Corp. 4.00% 3/30/2025	102	99
	Blue Owl Capital Corp. 3.40% 7/15/2026	1,290	1,200
	Blue Owl Capital Corp. II 4.625% 11/26/2024[2]	512	507
	Blue Owl Capital Corp. III 3.125% 4/13/2027	2,520	2,229
	Blue Owl Credit Income Corp. 4.70% 2/8/2027	2,500	2,364
	BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[2,10]	3,062	2,835
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[2,10]	2,829	2,463
	BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[2,10]	400	339
	BPCE SA 5.15% 7/21/2024[2]	3,710	3,679
	BPCE SA 1.00% 1/20/2026[2]	3,000	2,763
	BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[2,10]	5,000	5,042
	BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[2,10]	271	272
	CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[2,10]	1,450	1,480
	Castlelake Aviation Finance DAC 5.00% 4/15/2027[2]	3,370	3,170
	Chubb INA Holdings, Inc. 3.35% 5/3/2026	880	857
	Chubb INA Holdings, Inc. 4.35% 11/3/2045	400	377
	Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[10]	8,000	8,064

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)	Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[10]	USD3,254	$2,900
	Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[10]	1,475	1,527
	CME Group, Inc. 3.75% 6/15/2028	3,425	3,353
	Coinbase Global, Inc. 3.375% 10/1/2028[2]	2,625	2,218
	Coinbase Global, Inc. 3.625% 10/1/2031[2]	2,875	2,225
	Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[2]	820	776
	Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[2]	715	649
	Cooperatieve Rabobank UA 4.375% 8/4/2025	4,500	4,422
	Corebridge Financial, Inc. 3.50% 4/4/2025	642	626
	Corebridge Financial, Inc. 3.65% 4/5/2027	914	880
	Corebridge Financial, Inc. 3.85% 4/5/2029	621	586
	Corebridge Financial, Inc. 3.90% 4/5/2032	351	318
	Corebridge Financial, Inc. 4.35% 4/5/2042	203	172
	Corebridge Financial, Inc. 4.40% 4/5/2052	489	411
	Crédit Agricole SA 4.375% 3/17/2025[2]	850	837
	Credit Suisse AG 3.625% 9/9/2024	1,500	1,480
	Credit Suisse AG 7.95% 1/9/2025	7,750	7,926
	Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[2,10]	6,000	5,970
	Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[10]	1,338	1,390
	Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[10]	6,650	6,108
	Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[10]	2,250	2,358
	Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[10]	750	790
	Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[10]	300	263
	Deutsche Bank AG 7.079% 2/10/2034 (USD-SOFR + 3.65% on 2/10/2033)[10]	1,645	1,693
	DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[2,10]	7,750	7,828
	Fidelity National Information Services, Inc. 3.10% 3/1/2041	302	224
	Fiserv, Inc. 3.50% 7/1/2029	471	443
	Fiserv, Inc. 2.65% 6/1/2030	3,605	3,172
	Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[10]	2,198	2,011
	Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[10]	4,000	3,710
	Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[10]	390	371
	Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[10]	2,323	1,951
	Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[10]	2,000	1,533
	GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[2]	1,150	1,216
	Hightower Holding, LLC 6.75% 4/15/2029[2]	870	791
	HSBC Holdings PLC 4.25% 3/14/2024	3,000	2,989
	HSBC Holdings PLC 2.633% 11/7/2025 (USD-SOFR + 1.402% on 11/7/2024)[10]	625	610
	HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD CME Term SOFR + 1.872% on 5/22/2029)[10]	1,500	1,402
	HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[10]	1,436	1,199
	HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[10]	400	333
	HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[10]	7,800	8,294
	Intercontinental Exchange, Inc. 2.65% 9/15/2040	7,425	5,544
	Intesa Sanpaolo SpA 5.017% 6/26/2024[2]	1,730	1,713
	Intesa Sanpaolo SpA 3.875% 7/14/2027[2]	300	280
	Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[2,10]	4,600	4,995
	Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[2,10]	6,621	6,835
	JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[10]	2,975	2,735
	JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[10]	1,017	939
	JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[10]	383	347
	JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[10]	4,000	3,942
	JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[10]	3,740	3,743
	JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[10]	4,250	4,471
	JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[10]	13,025	10,591
	JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[10]	8,134	8,255

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)	JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[10]	USD1,452	$1,575
	Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[10]	1,222	1,125
	Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[10]	800	734
	Marsh & McLennan Companies, Inc. 3.875% 3/15/2024	820	817
	Marsh & McLennan Companies, Inc. 4.375% 3/15/2029	1,705	1,698
	Marsh & McLennan Companies, Inc. 4.90% 3/15/2049	719	698
	Marsh & McLennan Companies, Inc. 2.90% 12/15/2051	920	622
	Mastercard, Inc. 4.875% 3/9/2028	3,246	3,348
	Mastercard, Inc. 4.85% 3/9/2033	5,758	5,950
	Metropolitan Life Global Funding I 5.15% 3/28/2033[2]	1,600	1,629
	MGIC Investment Corp. 5.25% 8/15/2028	1,175	1,145
	Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[10]	2,450	2,428
	Morgan Stanley 3.125% 7/27/2026	325	311
	Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[10]	425	427
	Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[10]	4,458	4,486
	Morgan Stanley 5.449% 7/20/2029 (USD-SOFR + 1.63% on 7/20/2028)[10]	4,150	4,231
	Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[10]	2,500	2,501
	Nasdaq, Inc. 5.35% 6/28/2028	1,926	1,985
	Nasdaq, Inc. 5.55% 2/15/2034	4,870	5,062
	Nasdaq, Inc. 5.95% 8/15/2053	1,938	2,085
	Nasdaq, Inc. 6.10% 6/28/2063	411	445
	Navient Corp. 5.875% 10/25/2024	1,005	1,006
	Navient Corp. 6.75% 6/15/2026	300	305
	Navient Corp. 5.50% 3/15/2029	6,480	5,983
	Navient Corp. 11.50% 3/15/2031	4,860	5,328
	New York Life Global Funding 2.35% 7/14/2026[2]	590	556
	New York Life Global Funding 4.55% 1/28/2033[2]	1,263	1,246
	Northwestern Mutual Global Funding 1.75% 1/11/2027[2]	2,500	2,289
	OneMain Finance Corp. 3.875% 9/15/2028	756	670
	Onemain Finance Corp. 7.875% 3/15/2030	2,565	2,643
	Osaic Holdings, Inc. 10.75% 8/1/2027[2]	2,420	2,459
	Owl Rock Capital Corp. 3.75% 7/22/2025	2,874	2,754
	Oxford Finance, LLC 6.375% 2/1/2027[2]	1,125	1,064
	PayPal Holdings, Inc. 2.65% 10/1/2026	662	629
	PayPal Holdings, Inc. 2.30% 6/1/2030	616	539
	PNC Financial Services Group, Inc. 3.90% 4/29/2024	2,000	1,989
	Power Finance Corp., Ltd. 5.25% 8/10/2028	383	384
	Power Finance Corp., Ltd. 6.15% 12/6/2028	350	366
	Power Finance Corp., Ltd. 4.50% 6/18/2029	554	537
	Power Finance Corp., Ltd. 3.95% 4/23/2030	1,213	1,123
	Prudential Financial, Inc. 4.35% 2/25/2050	2,205	1,958
	Prudential Financial, Inc. 3.70% 3/13/2051	755	598
	Rocket Mortgage, LLC 2.875% 10/15/2026[2]	2,110	1,948
	Rocket Mortgage, LLC 3.625% 3/1/2029[2]	1,505	1,364
	Royal Bank of Canada 1.15% 6/10/2025	4,711	4,468
	Ryan Specialty Group, LLC 4.375% 2/1/2030[2]	270	251
	Starwood Property Trust, Inc. 4.375% 1/15/2027[2]	2,180	2,057
	Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[2,10]	1,000	959
	Toronto-Dominion Bank (The) 2.65% 6/12/2024	625	617
	Toronto-Dominion Bank (The) 0.75% 9/11/2025	5,375	5,017
	Toronto-Dominion Bank (The) 1.25% 9/10/2026	2,425	2,216
	Toronto-Dominion Bank (The) 1.95% 1/12/2027	2,500	2,311
	Travelers Companies, Inc. 4.00% 5/30/2047	860	743
	Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[10]	1,677	1,812
	U.S. Bancorp 2.375% 7/22/2026	4,000	3,757
	UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[2,10]	1,568	1,534
	UBS Group AG 4.125% 9/24/2025[2]	2,750	2,692
	UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[2,10]	1,250	1,189

146	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)	UBS Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[2,10,13]	USD800	$755
	UniCredit SpA 4.625% 4/12/2027[2]	625	611
	Wells Fargo & Co. 2.164% 2/11/2026 (3-month USD CME Term SOFR + 1.012% on 2/11/2025)[10]	8,000	7,703
	Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[10]	4,337	4,140
	Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[10]	8,250	8,700
	Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[10]	2,000	2,037
	Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[10]	8,250	8,980
	Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[10]	2,149	1,935
	Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[10]	3,000	2,891
	Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[10]	3,325	2,708
	Westpac Banking Corp. 2.963% 11/16/2040	1,500	1,041

			411,393

Energy 0.75%	Antero Midstream Partners, LP 5.375% 6/15/2029[2]	2,170	2,089
	Antero Resources Corp. 7.625% 2/1/2029[2]	955	981
	Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[2]	2,000	2,016
	Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[2]	1,270	1,183
	Borr IHC, Ltd. 10.00% 11/15/2028[2]	1,318	1,377
	BP Capital Markets America, Inc. 2.772% 11/10/2050	681	456
	Callon Petroleum Co. 7.50% 6/15/2030[2]	680	687
	Canadian Natural Resources, Ltd. 2.05% 7/15/2025	961	916
	Canadian Natural Resources, Ltd. 4.95% 6/1/2047	1,559	1,411
	Chesapeake Energy Corp. 5.875% 2/1/2029[2]	2,240	2,198
	Chord Energy Corp. 6.375% 6/1/2026[2]	960	961
	CITGO Petroleum Corp. 8.375% 1/15/2029[2]	1,450	1,492
	Civitas Resources, Inc. 5.00% 10/15/2026[2]	480	466
	Civitas Resources, Inc. 8.375% 7/1/2028[2]	1,705	1,782
	Civitas Resources, Inc. 8.625% 11/1/2030[2]	525	557
	Civitas Resources, Inc. 8.75% 7/1/2031[2]	735	783
	CNX Midstream Partners, LP 4.75% 4/15/2030[2]	1,055	949
	CNX Resources Corp. 7.25% 3/14/2027[2]	1,725	1,743
	CNX Resources Corp. 6.00% 1/15/2029[2]	2,675	2,568
	CNX Resources Corp. 7.375% 1/15/2031[2]	553	557
	Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[2]	4,324	4,768
	Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[2]	1,215	1,273
	Comstock Resources, Inc. 5.875% 1/15/2030[2]	450	391
	ConocoPhillips Co. 3.80% 3/15/2052	2,000	1,618
	ConocoPhillips Co. 5.30% 5/15/2053	1,015	1,044
	ConocoPhillips Co. 5.55% 3/15/2054	1,914	2,034
	Constellation Oil Services Holding SA 13.50% 6/30/2025[2,3]	1,038	1,038
	Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[14]	445	324
	Diamond Foreign Asset Co. 8.50% 10/1/2030[2]	575	588
	Diamondback Energy, Inc. 6.25% 3/15/2053	500	534
	Enbridge Energy Partners, LP 7.50% 4/15/2038	300	350
	Enbridge, Inc. 2.50% 1/15/2025	300	291
	Enbridge, Inc. 3.70% 7/15/2027	62	60
	Enbridge, Inc. 6.70% 11/15/2053	3,732	4,346
	Energy Transfer, LP 4.50% 4/15/2024	1,210	1,206
	Energy Transfer, LP 4.75% 1/15/2026	2,494	2,479
	Energy Transfer, LP 8.00% 4/1/2029[2]	4,265	4,441
	Energy Transfer, LP 6.55% 12/1/2033	1,646	1,789
	Energy Transfer, LP 5.00% 5/15/2050	1,869	1,669
	Enterprise Products Operating, LLC 5.05% 1/10/2026	3,519	3,553
	Enterprise Products Operating, LLC 4.90% 5/15/2046	500	478
	EQM Midstream Partners, LP 6.50% 7/1/2027[2]	1,090	1,111
	EQM Midstream Partners, LP 5.50% 7/15/2028	3,088	3,062

American Funds Insurance Series	147

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Energy (continued)	EQM Midstream Partners, LP 7.50% 6/1/2030[2]	USD642	$691
	EQM Midstream Partners, LP 4.75% 1/15/2031[2]	1,635	1,524
	Equinor ASA 3.25% 11/10/2024	2,850	2,804
	Equinor ASA 3.00% 4/6/2027	4,000	3,827
	Equinor ASA 3.625% 9/10/2028	3,685	3,594
	Equinor ASA 4.25% 11/23/2041	2,000	1,848
	Exxon Mobil Corp. 2.019% 8/16/2024	643	631
	Exxon Mobil Corp. 2.44% 8/16/2029	1,963	1,787
	Exxon Mobil Corp. 3.452% 4/15/2051	1,000	785
	Genesis Energy, LP 6.25% 5/15/2026	1,805	1,805
	Genesis Energy, LP 8.00% 1/15/2027	4,612	4,692
	Genesis Energy, LP 7.75% 2/1/2028	470	472
	Genesis Energy, LP 8.25% 1/15/2029	720	741
	Genesis Energy, LP 8.875% 4/15/2030	934	967
	Halliburton Co. 3.80% 11/15/2025	6	6
	Harvest Midstream I, LP 7.50% 9/1/2028[2]	850	846
	Hess Midstream Operations, LP 5.125% 6/15/2028[2]	1,655	1,598
	Hess Midstream Operations, LP 4.25% 2/15/2030[2]	960	884
	Hess Midstream Operations, LP 5.50% 10/15/2030[2]	400	388
	Hilcorp Energy I, LP 6.00% 4/15/2030[2]	350	340
	Hilcorp Energy I, LP 6.00% 2/1/2031[2]	460	445
	Hilcorp Energy I, LP 8.375% 11/1/2033[2]	925	981
	Jonah Energy, LLC 12.00% 11/5/2025[3]	707	707
	Kinder Morgan, Inc. 5.20% 6/1/2033	8,803	8,755
	Kinder Morgan, Inc. 5.45% 8/1/2052	1,238	1,186
	Marathon Oil Corp. 4.40% 7/15/2027	1,005	981
	MPLX, LP 4.125% 3/1/2027	500	490
	MPLX, LP 2.65% 8/15/2030	4,273	3,690
	MPLX, LP 4.50% 4/15/2038	750	669
	MPLX, LP 4.70% 4/15/2048	1,101	951
	Nabors Industries, Inc. 9.125% 1/31/2030[2]	1,020	1,025
	Nabors Industries, Ltd. 7.25% 1/15/2026[2]	125	120
	New Fortress Energy, Inc. 6.75% 9/15/2025[2]	1,460	1,450
	New Fortress Energy, Inc. 6.50% 9/30/2026[2]	6,840	6,575
	NGL Energy Operating, LLC 7.50% 2/1/2026[2]	11,590	11,715
	NGL Energy Partners, LP 6.125% 3/1/2025	3,922	3,917
	Noble Finance II, LLC 8.00% 4/15/2030[2]	175	182
	Northern Oil and Gas, Inc. 8.75% 6/15/2031[2]	605	631
	ONEOK, Inc. 5.55% 11/1/2026	989	1,007
	ONEOK, Inc. 5.65% 11/1/2028	1,279	1,325
	ONEOK, Inc. 5.80% 11/1/2030	384	399
	ONEOK, Inc. 6.05% 9/1/2033	2,649	2,808
	ONEOK, Inc. 6.625% 9/1/2053	4,011	4,494
	Parkland Corp. 4.625% 5/1/2030[2]	1,035	953
	Petroleos Mexicanos 6.875% 10/16/2025	3,755	3,697
	Petroleos Mexicanos 5.35% 2/12/2028	1,870	1,623
	Pioneer Natural Resources Co. 2.15% 1/15/2031	1,669	1,419
	Plains All American Pipeline, LP 3.80% 9/15/2030	113	104
	Range Resources Corp. 8.25% 1/15/2029	810	839
	Range Resources Corp. 4.75% 2/15/2030[2]	1,670	1,546
	Rockies Express Pipeline, LLC 4.95% 7/15/2029[2]	2,689	2,574
	Southwestern Energy Co. 5.375% 3/15/2030	1,945	1,902
	Southwestern Energy Co. 4.75% 2/1/2032	960	889
	Sunoco, LP 7.00% 9/15/2028[2]	1,675	1,729
	Sunoco, LP 4.50% 5/15/2029	1,050	977
	Sunoco, LP 4.50% 4/30/2030	1,255	1,163
	TotalEnergies Capital International SA 2.986% 6/29/2041	88	68
	TransCanada Pipelines, Ltd. 4.25% 5/15/2028	1,090	1,061
	TransCanada Pipelines, Ltd. 4.10% 4/15/2030	598	569
	TransCanada Pipelines, Ltd. 4.75% 5/15/2038	2,000	1,857
	TransCanada Pipelines, Ltd. 4.875% 5/15/2048	700	643

148	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Energy (continued)	Valero Energy Corp. 4.00% 4/1/2029	USD4,000	$3,853
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[2]	840	741
	Venture Global LNG, Inc. 8.375% 6/1/2031[2]	3,905	3,909
	Weatherford International, Ltd. 6.50% 9/15/2028[2]	1,981	2,052
	Weatherford International, Ltd. 8.625% 4/30/2030[2]	8,825	9,222
	Williams Companies, Inc. 3.50% 11/15/2030	1,094	1,002

			192,744

Consumer discretionary 0.69%	Acushnet Co. 7.375% 10/15/2028[2]	400	418
	Advance Auto Parts, Inc. 3.90% 4/15/2030	813	730
	Advance Auto Parts, Inc. 3.50% 3/15/2032	458	379
	Alibaba Group Holding, Ltd. 2.125% 2/9/2031	501	415
	Alibaba Group Holding, Ltd. 4.50% 11/28/2034	766	721
	Alibaba Group Holding, Ltd. 4.00% 12/6/2037	200	172
	Allied Universal Holdco, LLC 4.625% 6/1/2028[2]	1,660	1,511
	Amazon.com, Inc. 2.70% 6/3/2060	2,765	1,831
	American Honda Finance Corp. 3.50% 2/15/2028	750	721
	Asbury Automotive Group, Inc. 4.625% 11/15/2029[2]	2,115	1,960
	Atlas LuxCo 4 SARL 4.625% 6/1/2028[2]	1,065	974
	Caesars Entertainment, Inc. 6.25% 7/1/2025[2]	2,815	2,825
	Carnival Corp. 5.75% 3/1/2027[2]	4,525	4,417
	Carnival Corp. 4.00% 8/1/2028[2]	3,875	3,605
	Carnival Corp. 6.00% 5/1/2029[2]	775	746
	Carnival Corp. 7.00% 8/15/2029[2]	365	381
	Daimler Trucks Finance North America, LLC 5.20% 1/17/2025[2]	2,437	2,437
	Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]	2,000	1,958
	Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]	1,783	1,789
	Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[2]	2,400	2,209
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]	450	434
	Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[2]	604	608
	Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]	1,350	1,203
	Fertitta Entertainment, LLC 4.625% 1/15/2029[2]	3,580	3,252
	Fertitta Entertainment, LLC 6.75% 1/15/2030[2]	1,790	1,574
	Ford Motor Co. 4.75% 1/15/2043	7,354	6,079
	Ford Motor Co. 5.291% 12/8/2046	5,006	4,416
	Ford Motor Credit Co., LLC 6.95% 3/6/2026	5,165	5,293
	Ford Motor Credit Co., LLC 6.80% 5/12/2028	2,845	2,974
	Ford Motor Credit Co., LLC 6.798% 11/7/2028	2,111	2,210
	Ford Motor Credit Co., LLC 7.20% 6/10/2030	15,000	15,992
	Ford Motor Credit Co., LLC 4.00% 11/13/2030	1,915	1,720
	Ford Motor Credit Co., LLC 7.122% 11/7/2033	1,425	1,536
	Gap, Inc. 3.625% 10/1/2029[2]	486	416
	Gap, Inc. 3.875% 10/1/2031[2]	323	266
	Hanesbrands, Inc. 4.875% 5/15/2026[2]	2,700	2,606
	Hanesbrands, Inc. 9.00% 2/15/2031[2]	370	363
	Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[2]	1,885	1,729
	Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[2]	3,580	3,307
	Home Depot, Inc. 1.50% 9/15/2028	3,000	2,662
	Home Depot, Inc. 3.90% 12/6/2028	825	813
	Home Depot, Inc. 2.95% 6/15/2029	1,174	1,104
	Home Depot, Inc. 1.875% 9/15/2031	3,000	2,512
	Home Depot, Inc. 4.25% 4/1/2046	2,000	1,809
	Home Depot, Inc. 4.50% 12/6/2048	428	404
	Hyundai Capital America 1.00% 9/17/2024[2]	3,025	2,929
	Hyundai Capital America 1.50% 6/15/2026[2]	850	777
	Hyundai Capital America 1.65% 9/17/2026[2]	3,075	2,796
	Hyundai Capital America 2.375% 10/15/2027[2]	2,579	2,324
	Hyundai Capital America 2.10% 9/15/2028[2]	3,075	2,690
	International Game Technology PLC 5.25% 1/15/2029[2]	5,490	5,379

American Funds Insurance Series	149

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Consumer discretionary (continued)	KB Home 7.25% 7/15/2030	USD1,295	$1,342
	Kontoor Brands, Inc. 4.125% 11/15/2029[2]	910	824
	LCM Investments Holdings II, LLC 4.875% 5/1/2029[2]	590	549
	LCM Investments Holdings II, LLC 8.25% 8/1/2031[2]	765	799
	Light and Wonder International, Inc. 7.00% 5/15/2028[2]	750	758
	Light and Wonder International, Inc. 7.25% 11/15/2029[2]	2,240	2,296
	Lindblad Expeditions, LLC 6.75% 2/15/2027[2]	775	772
	Lithia Motors, Inc. 3.875% 6/1/2029[2]	2,900	2,622
	Lithia Motors, Inc. 4.375% 1/15/2031[2]	1,025	933
	Marriott International, Inc. 4.90% 4/15/2029	1,207	1,216
	Marriott International, Inc. 2.75% 10/15/2033	2,500	2,064
	Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[2]	620	547
	McDonald’s Corp. 4.60% 9/9/2032	716	723
	McDonald’s Corp. 4.95% 8/14/2033	559	575
	Melco Resorts Finance, Ltd. 5.75% 7/21/2028[2]	1,710	1,585
	Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[2]	1,500	1,516
	NCL Corp., Ltd. 5.875% 2/15/2027[2]	2,450	2,430
	NCL Corp., Ltd. 7.75% 2/15/2029[2]	1,375	1,385
	Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[2]	1,345	1,294
	Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[2,14]	1,191	1,164
	Penske Automotive Group, Inc. 3.75% 6/15/2029	1,375	1,225
	Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[2]	3,120	3,016
	Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[2]	4,520	4,477
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[2]	650	642
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[2]	1,408	1,497
	Sally Holdings, LLC 5.625% 12/1/2025	730	731
	Sands China, Ltd. 2.55% 3/8/2027	2,075	1,888
	Sonic Automotive, Inc. 4.625% 11/15/2029[2]	3,035	2,766
	Sonic Automotive, Inc. 4.875% 11/15/2031[2]	1,325	1,183
	Stellantis Finance US, Inc. 1.711% 1/29/2027[2]	2,200	1,999
	Stellantis Finance US, Inc. 5.625% 1/12/2028[2]	2,500	2,590
	Stellantis Finance US, Inc. 2.691% 9/15/2031[2]	2,150	1,800
	Stellantis Finance US, Inc. 6.375% 9/12/2032[2]	2,000	2,157
	Tempur Sealy International, Inc. 4.00% 4/15/2029[2]	850	769
	Toyota Motor Credit Corp. 0.80% 1/9/2026	429	398
	Toyota Motor Credit Corp. 1.90% 1/13/2027	2,500	2,327
	Travel + Leisure Co. 4.50% 12/1/2029[2]	2,100	1,883
	Travel + Leisure Co. 4.625% 3/1/2030[2]	1,300	1,164
	Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[2]	3,845	3,803
	Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[2]	2,255	2,110

			176,195

Communication services 0.66%	Alphabet, Inc. 1.998% 8/15/2026	500	472
	Alphabet, Inc. 1.90% 8/15/2040	375	260
	Alphabet, Inc. 2.25% 8/15/2060	265	164
	AT&T, Inc. 3.50% 9/15/2053	5,140	3,734
	CCO Holdings, LLC 4.75% 3/1/2030[2]	2,658	2,433
	CCO Holdings, LLC 4.50% 8/15/2030[2]	3,500	3,160
	CCO Holdings, LLC 4.25% 2/1/2031[2]	4,286	3,751
	CCO Holdings, LLC 4.75% 2/1/2032[2]	2,150	1,899
	CCO Holdings, LLC 4.50% 5/1/2032	2,868	2,460
	CCO Holdings, LLC 4.50% 6/1/2033[2]	157	133
	CCO Holdings, LLC 4.25% 1/15/2034[2]	116	94
	Charter Communications Operating, LLC 4.908% 7/23/2025	500	496
	Charter Communications Operating, LLC 5.25% 4/1/2053	3,750	3,146
	Comcast Corp. 2.35% 1/15/2027	4,000	3,757
	Comcast Corp. 4.80% 5/15/2033	2,416	2,447
	Comcast Corp. 2.887% 11/1/2051	2,571	1,741
	Comcast Corp. 5.35% 5/15/2053	1,490	1,543

150	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Communication services (continued)	Connect Finco SARL 6.75% 10/1/2026[2]	USD1,675	$1,666
	CSC Holdings, LLC 3.375% 2/15/2031[2]	1,875	1,370
	DIRECTV Financing, LLC 5.875% 8/15/2027[2]	3,655	3,437
	DISH DBS Corp. 5.875% 11/15/2024	4,955	4,651
	DISH Network Corp. 11.75% 11/15/2027[2]	5,000	5,223
	Embarq Corp. 7.995% 6/1/2036	7,384	4,624
	Fox Corp. 4.03% 1/25/2024	1,120	1,119
	Frontier Communications Holdings, LLC 5.875% 10/15/2027[2]	1,565	1,513
	Frontier Communications Holdings, LLC 5.00% 5/1/2028[2]	7,210	6,670
	Frontier Communications Holdings, LLC 6.75% 5/1/2029[2]	4,400	3,939
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	1,850	1,565
	Frontier Communications Holdings, LLC 6.00% 1/15/2030[2]	1,900	1,623
	Frontier Communications Holdings, LLC 8.75% 5/15/2030[2]	1,100	1,132
	Frontier Communications Holdings, LLC 8.625% 3/15/2031[2]	1,000	1,020
	Gray Escrow II, Inc. 5.375% 11/15/2031[2]	4,275	3,230
	Gray Television, Inc. 5.875% 7/15/2026[2]	975	949
	Gray Television, Inc. 4.75% 10/15/2030[2]	1,850	1,395
	Intelsat Jackson Holdings SA 6.50% 3/15/2030[2]	5,516	5,268
	Ligado Networks, LLC 15.50% PIK 11/11/2023[2,14,15]	5,837	1,116
	Ligado Networks, LLC, Term Loan, 17.50% PIK 11/11/2023[3,14,15,16]	459	436
	Midas OpCo Holdings, LLC 5.625% 8/15/2029[2]	3,205	2,952
	Netflix, Inc. 4.875% 4/15/2028	1,250	1,268
	Netflix, Inc. 5.875% 11/15/2028	2,175	2,295
	Netflix, Inc. 6.375% 5/15/2029	50	54
	Netflix, Inc. 5.375% 11/15/2029[2]	25	26
	News Corp. 3.875% 5/15/2029[2]	875	805
	Nexstar Media, Inc. 4.75% 11/1/2028[2]	3,950	3,643
	SBA Tower Trust 1.631% 11/15/2026[2]	8,707	7,783
	Scripps Escrow II, Inc. 3.875% 1/15/2029[2]	2,325	2,059
	Sirius XM Radio, Inc. 4.00% 7/15/2028[2]	3,575	3,309
	Sirius XM Radio, Inc. 4.125% 7/1/2030[2]	950	848
	Sirius XM Radio, Inc. 3.875% 9/1/2031[2]	3,827	3,279
	Take-Two Interactive Software, Inc. 3.30% 3/28/2024	123	122
	Take-Two Interactive Software, Inc. 4.00% 4/14/2032	2,438	2,316
	Tencent Holdings, Ltd. 2.39% 6/3/2030	566	483
	T-Mobile USA, Inc. 1.50% 2/15/2026	500	466
	T-Mobile USA, Inc. 2.05% 2/15/2028	325	293
	T-Mobile USA, Inc. 4.95% 3/15/2028	1,918	1,945
	T-Mobile USA, Inc. 4.80% 7/15/2028	4,000	4,036
	T-Mobile USA, Inc. 5.75% 1/15/2054	2,000	2,118
	T-Mobile USA, Inc. 6.00% 6/15/2054	4,666	5,122
	Univision Communications, Inc. 6.625% 6/1/2027[2]	6,300	6,287
	Univision Communications, Inc. 8.00% 8/15/2028[2]	300	310
	Univision Communications, Inc. 4.50% 5/1/2029[2]	5,300	4,735
	Univision Communications, Inc. 7.375% 6/30/2030[2]	725	724
	Verizon Communications, Inc. 2.55% 3/21/2031	410	354
	Verizon Communications, Inc. 2.355% 3/15/2032	2,944	2,450
	Verizon Communications, Inc. 5.05% 5/9/2033	3,696	3,772
	Verizon Communications, Inc. 2.875% 11/20/2050	2,453	1,670
	Virgin Media Secured Finance PLC 4.50% 8/15/2030[2]	2,115	1,886
	VMED O2 UK Financing I PLC 4.25% 1/31/2031[2]	4,525	3,957
	VMED O2 UK Financing I PLC 4.75% 7/15/2031[2]	225	201
	Vodafone Group PLC 4.25% 9/17/2050	4,350	3,615
	WarnerMedia Holdings, Inc. 3.638% 3/15/2025	3,807	3,726
	WarnerMedia Holdings, Inc. 3.755% 3/15/2027	1,018	976
	WarnerMedia Holdings, Inc. 4.054% 3/15/2029	1,435	1,362
	WarnerMedia Holdings, Inc. 4.279% 3/15/2032	1,754	1,606

American Funds Insurance Series	151

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Communication services (continued)	WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD500	$441
	WarnerMedia Holdings, Inc. 5.141% 3/15/2052	1,500	1,288
	Ziggo BV 4.875% 1/15/2030[2]	725	648

			168,866

Health care 0.66%	AbbVie, Inc. 3.80% 3/15/2025	206	203
	AbbVie, Inc. 2.95% 11/21/2026	1,445	1,386
	AdaptHealth, LLC 6.125% 8/1/2028[2]	645	557
	AdaptHealth, LLC 4.625% 8/1/2029[2]	1,870	1,446
	AdaptHealth, LLC 5.125% 3/1/2030[2]	1,010	789
	Amgen, Inc. 5.25% 3/2/2030	1,244	1,279
	Amgen, Inc. 5.60% 3/2/2043	1,500	1,551
	Amgen, Inc. 5.65% 3/2/2053	878	924
	Amgen, Inc. 4.40% 2/22/2062	1,697	1,435
	Amgen, Inc. 5.75% 3/2/2063	258	271
	AstraZeneca Finance, LLC 1.75% 5/28/2028	1,871	1,675
	AstraZeneca Finance, LLC 2.25% 5/28/2031	742	640
	AstraZeneca PLC 3.375% 11/16/2025	1,140	1,115
	Bausch Health Companies, Inc. 5.50% 11/1/2025[2]	6,275	5,746
	Bausch Health Companies, Inc. 4.875% 6/1/2028[2]	7,450	4,496
	Baxter International, Inc. 1.322% 11/29/2024	7,109	6,849
	Baxter International, Inc. 1.915% 2/1/2027	4,739	4,344
	Baxter International, Inc. 2.272% 12/1/2028	3,180	2,849
	Bayer US Finance, LLC 6.125% 11/21/2026[2]	6,047	6,150
	Bayer US Finance, LLC 6.25% 1/21/2029[2]	3,451	3,530
	Becton, Dickinson and Co. 3.363% 6/6/2024	198	196
	Boston Scientific Corp. 3.45% 3/1/2024	313	312
	Centene Corp. 4.25% 12/15/2027	565	545
	Centene Corp. 4.625% 12/15/2029	1,265	1,214
	CHS / Community Health Systems, Inc. 5.625% 3/15/2027[2]	1,255	1,168
	CHS / Community Health Systems, Inc. 5.25% 5/15/2030[2]	3,675	3,079
	CVS Health Corp. 5.00% 1/30/2029	3,831	3,903
	CVS Health Corp. 5.30% 6/1/2033	4,018	4,125
	CVS Health Corp. 5.875% 6/1/2053	1,250	1,316
	Elevance Health, Inc. 2.375% 1/15/2025	818	795
	Elevance Health, Inc. 4.90% 2/8/2026	1,417	1,414
	Elevance Health, Inc. 4.75% 2/15/2033	811	812
	Elevance Health, Inc. 5.125% 2/15/2053	344	345
	Eli Lilly and Co. 3.375% 3/15/2029	1,353	1,302
	Eli Lilly and Co. 4.70% 2/27/2033	1,543	1,583
	Eli Lilly and Co. 4.875% 2/27/2053	447	463
	Gilead Sciences, Inc. 5.25% 10/15/2033	6,142	6,405
	Gilead Sciences, Inc. 5.55% 10/15/2053	5,288	5,734
	HCA, Inc. 3.375% 3/15/2029	804	742
	HCA, Inc. 3.625% 3/15/2032	1,000	895
	HCA, Inc. 4.375% 3/15/2042	1,500	1,269
	HCA, Inc. 4.625% 3/15/2052	1,450	1,235
	Jazz Securities DAC 4.375% 1/15/2029[2]	1,975	1,841
	Medtronic Global Holdings S.C.A. 4.25% 3/30/2028	2,213	2,205
	Medtronic Global Holdings S.C.A. 4.50% 3/30/2033	4,000	4,003
	Merck & Co., Inc. 1.90% 12/10/2028	600	540
	Merck & Co., Inc. 2.75% 12/10/2051	1,103	759
	Molina Healthcare, Inc. 3.875% 11/15/2030[2]	2,899	2,609
	Molina Healthcare, Inc. 3.875% 5/15/2032[2]	3,855	3,373
	Novant Health, Inc. 3.168% 11/1/2051	3,750	2,628
	Novartis Capital Corp. 1.75% 2/14/2025	1,250	1,211
	Novartis Capital Corp. 2.00% 2/14/2027	2,386	2,236
	Owens & Minor, Inc. 4.50% 3/31/2029[2]	5,065	4,473
	Owens & Minor, Inc. 6.625% 4/1/2030[2]	1,495	1,429

152	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Health care (continued)	Par Pharmaceutical, Inc. 7.50% 4/1/2027[2]	USD9,648	$6,185
	Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028	1,750	1,750
	Pfizer Investment Enterprises Pte., Ltd. 4.65% 5/19/2030	1,750	1,763
	Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	503	504
	Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043	1,500	1,496
	Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[8,16]	3,734	3,021
	RP Escrow Issuer, LLC 5.25% 12/15/2025[2]	2,080	1,666
	Summa Health 3.511% 11/15/2051	1,655	1,189
	Tenet Healthcare Corp. 4.875% 1/1/2026	2,875	2,845
	Tenet Healthcare Corp. 4.25% 6/1/2029	2,060	1,920
	Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024	2,253	2,248
	Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	17,790	16,485
	Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	11,995	11,469
	Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	3,550	2,408

			168,343

Industrials 0.57%	AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[2]	838	832
	Allison Transmission, Inc. 3.75% 1/30/2031[2]	3,445	3,048
	Avis Budget Car Rental, LLC 5.75% 7/15/2027[2]	1,025	983
	Avis Budget Car Rental, LLC 5.375% 3/1/2029[2]	2,450	2,269
	Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[2]	1,587	1,566
	Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[2]	1,126	1,088
	Avolon Holdings Funding, Ltd. 4.375% 5/1/2026[2]	1,975	1,913
	Boeing Co. 4.875% 5/1/2025	946	942
	Boeing Co. 3.10% 5/1/2026	251	241
	Boeing Co. 3.25% 2/1/2028	2,000	1,899
	Boeing Co. 5.15% 5/1/2030	1,100	1,120
	Boeing Co. 3.60% 5/1/2034	2,500	2,210
	Boeing Co. 5.805% 5/1/2050	2,500	2,591
	Bombardier, Inc. 7.125% 6/15/2026[2]	3,181	3,169
	Bombardier, Inc. 7.875% 4/15/2027[2]	8,570	8,580
	Bombardier, Inc. 7.50% 2/1/2029[2]	1,025	1,043
	Brink’s Co. (The) 4.625% 10/15/2027[2]	2,385	2,276
	BWX Technologies, Inc. 4.125% 4/15/2029[2]	1,025	936
	Canadian Pacific Railway Co. 1.75% 12/2/2026	1,385	1,278
	Canadian Pacific Railway Co. 3.10% 12/2/2051	829	600
	Carrier Global Corp. 6.20% 3/15/2054[2]	328	380
	Chart Industries, Inc. 7.50% 1/1/2030[2]	1,347	1,410
	Clarivate Science Holdings Corp. 3.875% 7/1/2028[2]	590	557
	Clarivate Science Holdings Corp. 4.875% 7/1/2029[2]	520	489
	CoreLogic, Inc. 4.50% 5/1/2028[2]	6,075	5,328
	Covanta Holding Corp. 4.875% 12/1/2029[2]	1,035	906
	CSX Corp. 4.25% 3/15/2029	1,062	1,062
	CSX Corp. 2.50% 5/15/2051	1,125	728
	Honeywell International, Inc. 2.30% 8/15/2024	2,640	2,594
	Honeywell International, Inc. 1.35% 6/1/2025	5,947	5,683
	Honeywell International, Inc. 2.70% 8/15/2029	1,470	1,360
	Icahn Enterprises, LP 4.75% 9/15/2024	2,090	2,079
	Icahn Enterprises, LP 5.25% 5/15/2027	1,185	1,065
	Icahn Enterprises, LP 4.375% 2/1/2029	1,525	1,275
	L3Harris Technologies, Inc. 5.40% 7/31/2033	4,530	4,712
	L3Harris Technologies, Inc. 5.60% 7/31/2053	3,945	4,204
	Lockheed Martin Corp. 5.10% 11/15/2027	951	982
	Lockheed Martin Corp. 4.45% 5/15/2028	2,906	2,923
	Lockheed Martin Corp. 5.25% 1/15/2033	4,742	5,032
	Lockheed Martin Corp. 4.75% 2/15/2034	7,750	7,892
	Lockheed Martin Corp. 5.70% 11/15/2054	1,849	2,082
	Masco Corp. 1.50% 2/15/2028	774	678

American Funds Insurance Series	153

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Industrials (continued)	Masco Corp. 2.00% 2/15/2031	USD497	$409
	Masco Corp. 3.125% 2/15/2051	230	161
	Norfolk Southern Corp. 4.45% 3/1/2033	654	646
	Norfolk Southern Corp. 3.05% 5/15/2050	2,746	1,956
	Norfolk Southern Corp. 5.35% 8/1/2054	4,136	4,304
	Northrop Grumman Corp. 2.93% 1/15/2025	1,820	1,779
	Northrop Grumman Corp. 3.25% 1/15/2028	3,495	3,342
	Otis Worldwide Corp. 2.293% 4/5/2027	2,135	1,991
	Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[2]	311	332
	RTX Corp. 5.15% 2/27/2033	2,669	2,721
	RTX Corp. 5.375% 2/27/2053	3,950	4,017
	RTX Corp. 6.40% 3/15/2054	8,559	9,916
	Spirit AeroSystems, Inc. 9.375% 11/30/2029[2]	2,382	2,610
	Spirit AeroSystems, Inc. 9.75% 11/15/2030[2]	1,730	1,862
	TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[2]	2,000	1,966
	TransDigm, Inc. 6.25% 3/15/2026[2]	2,476	2,474
	TransDigm, Inc. 5.50% 11/15/2027	2,200	2,157
	Triumph Group, Inc. 7.75% 8/15/2025	2,375	2,369
	Triumph Group, Inc. 9.00% 3/15/2028[2]	3,227	3,435
	Union Pacific Corp. 2.40% 2/5/2030	2,414	2,151
	Union Pacific Corp. 2.95% 3/10/2052	1,000	710
	Union Pacific Corp. 3.839% 3/20/2060	546	446
	Union Pacific Corp. 3.799% 4/6/2071	545	431
	United Rentals (North America), Inc. 3.875% 2/15/2031	2,785	2,534
	United Rentals (North America), Inc. 3.75% 1/15/2032	215	190
	XPO, Inc. 7.125% 6/1/2031[2]	800	829

			147,743

Materials 0.44%	Alcoa Nederland Holding BV 4.125% 3/31/2029[2]	491	456
	Anglo American Capital PLC 2.25% 3/17/2028[2]	484	432
	Anglo American Capital PLC 2.625% 9/10/2030[2]	2,500	2,129
	Anglo American Capital PLC 3.95% 9/10/2050[2]	1,281	976
	ATI, Inc. 4.875% 10/1/2029	710	663
	ATI, Inc. 5.125% 10/1/2031	1,110	1,031
	Avient Corp. 7.125% 8/1/2030[2]	855	890
	Ball Corp. 3.125% 9/15/2031	3,520	3,039
	BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2030	2,250	2,332
	BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033	1,108	1,134
	BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033	2,752	2,855
	BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053	2,250	2,457
	CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[2]	935	802
	Celanese US Holdings, LLC 6.165% 7/15/2027	3,500	3,591
	Celanese US Holdings, LLC 6.55% 11/15/2030	4,291	4,541
	Celanese US Holdings, LLC 6.70% 11/15/2033	2,306	2,502
	Cleveland-Cliffs, Inc. 5.875% 6/1/2027	9,000	8,978
	Cleveland-Cliffs, Inc. 4.625% 3/1/2029[2]	2,525	2,346
	Cleveland-Cliffs, Inc. 6.75% 4/15/2030[2]	2,275	2,310
	Cleveland-Cliffs, Inc. 4.875% 3/1/2031[2]	775	702
	CVR Partners, LP 6.125% 6/15/2028[2]	745	696
	Dow Chemical Co. (The) 3.60% 11/15/2050	1,328	1,028
	First Quantum Minerals, Ltd. 7.50% 4/1/2025[2]	9,554	9,118
	First Quantum Minerals, Ltd. 6.875% 3/1/2026[2]	4,925	4,415
	First Quantum Minerals, Ltd. 6.875% 10/15/2027[2]	5,940	5,056
	FXI Holdings, Inc. 12.25% 11/15/2026[2]	4,517	4,031
	FXI Holdings, Inc. 12.25% 11/15/2026[2]	2,181	1,957
	Glencore Funding, LLC 4.125% 3/12/2024[2]	945	942
	INEOS Finance PLC 6.75% 5/15/2028[2]	1,985	1,952
	International Flavors & Fragrances, Inc. 1.832% 10/15/2027[2]	5,400	4,737
	Kaiser Aluminum Corp. 4.625% 3/1/2028[2]	2,495	2,311

154	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Materials (continued)	Linde, Inc. 1.10% 8/10/2030	USD2,938	$2,434
	LSB Industries, Inc. 6.25% 10/15/2028[2]	860	817
	LYB International Finance III, LLC 2.25% 10/1/2030	1,198	1,027
	LYB International Finance III, LLC 4.20% 5/1/2050	1,186	947
	LYB International Finance III, LLC 3.625% 4/1/2051	2,537	1,850
	Methanex Corp. 5.125% 10/15/2027	6,305	6,166
	Mineral Resources, Ltd. 9.25% 10/1/2028[2]	945	1,006
	Mineral Resources, Ltd. 8.50% 5/1/2030[2]	1,525	1,592
	Mosaic Co. 4.05% 11/15/2027	1,050	1,025
	NOVA Chemicals Corp. 4.25% 5/15/2029[2]	1,875	1,581
	Novelis Corp. 3.875% 8/15/2031[2]	1,115	984
	SCIH Salt Holdings, Inc. 4.875% 5/1/2028[2]	3,485	3,264
	SCIH Salt Holdings, Inc. 6.625% 5/1/2029[2]	1,230	1,149
	Sherwin-Williams Co. 3.125% 6/1/2024	275	272
	Sherwin-Williams Co. 3.80% 8/15/2049	5,208	4,186
	South32 Treasury, Ltd. 4.35% 4/14/2032[2]	1,401	1,264
	Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[8,14,16]	1,124	1,123
	Warrior Met Coal, Inc. 7.875% 12/1/2028[2]	2,212	2,204
	Westlake Corp. 4.375% 11/15/2047	500	418

			113,718

Real estate 0.36%	Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026	315	306
	Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028	1,220	1,172
	Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029	1,940	1,708
	Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031	1,320	1,190
	Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033	4,095	3,191
	Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049	410	362
	American Tower Corp. 1.45% 9/15/2026	2,369	2,160
	American Tower Corp. 3.55% 7/15/2027	1,425	1,368
	American Tower Corp. 3.60% 1/15/2028	1,000	954
	American Tower Corp. 1.50% 1/31/2028	2,500	2,186
	American Tower Corp. 2.30% 9/15/2031	1,500	1,241
	American Tower Corp. 2.95% 1/15/2051	2,000	1,335
	Anywhere Real Estate Group, LLC 5.75% 1/15/2029[2]	1,265	984
	Boston Properties, LP 6.50% 1/15/2034	2,223	2,347
	Essex Portfolio, LP 3.875% 5/1/2024	1,000	994
	Essex Portfolio, LP 3.50% 4/1/2025	6,825	6,671
	Extra Space Storage, LP 2.35% 3/15/2032	1,385	1,130
	GLP Capital, LP 3.35% 9/1/2024	1,263	1,247
	Host Hotels & Resorts, LP 4.50% 2/1/2026	355	349
	Howard Hughes Corp. (The) 5.375% 8/1/2028[2]	1,450	1,396
	Howard Hughes Corp. (The) 4.125% 2/1/2029[2]	2,340	2,089
	Howard Hughes Corp. (The) 4.375% 2/1/2031[2]	3,520	3,059
	Invitation Homes Operating Partnership, LP 2.00% 8/15/2031	2,401	1,912
	Iron Mountain, Inc. 5.25% 7/15/2030[2]	3,785	3,607
	Iron Mountain, Inc. 4.50% 2/15/2031[2]	2,650	2,405
	Kennedy-Wilson, Inc. 4.75% 3/1/2029	4,045	3,382
	Kennedy-Wilson, Inc. 4.75% 2/1/2030	2,520	2,046
	Kennedy-Wilson, Inc. 5.00% 3/1/2031	2,260	1,798
	Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[2]	3,842	3,624
	Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[2]	2,205	1,991
	Park Intermediate Holdings, LLC 4.875% 5/15/2029[2]	2,280	2,113
	Prologis, LP 4.875% 6/15/2028	2,357	2,389
	Prologis, LP 4.75% 6/15/2033	4,359	4,421
	Prologis, LP 5.125% 1/15/2034	2,000	2,066
	Prologis, LP 5.25% 6/15/2053	1,365	1,427
	Public Storage Operating Co. 1.85% 5/1/2028	2,490	2,238
	Public Storage Operating Co. 1.95% 11/9/2028	2,027	1,809

American Funds Insurance Series	155

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Real estate (continued)	Public Storage Operating Co. 2.30% 5/1/2031	USD719	$618
	RHP Hotel Properties, LP 4.50% 2/15/2029[2]	1,300	1,210
	RLJ Lodging Trust, LP 4.00% 9/15/2029[2]	1,240	1,116
	Scentre Group Trust 1 3.50% 2/12/2025[2]	3,075	3,010
	Scentre Group Trust 1 3.25% 10/28/2025[2]	1,000	965
	Scentre Group Trust 1 3.75% 3/23/2027[2]	2,430	2,332
	Service Properties Trust 4.50% 3/15/2025	1,385	1,354
	Service Properties Trust 5.25% 2/15/2026	510	496
	Service Properties Trust 4.75% 10/1/2026	1,265	1,182
	Service Properties Trust 4.95% 2/15/2027	595	539
	Service Properties Trust 5.50% 12/15/2027	655	600
	Service Properties Trust 8.625% 11/15/2031[2]	775	812
	Sun Communities Operating, LP 2.30% 11/1/2028	1,845	1,616
	Sun Communities Operating, LP 2.70% 7/15/2031	876	731
	UDR, Inc. 2.95% 9/1/2026	760	722

			91,970

Information technology 0.34%	Adobe, Inc. 1.90% 2/1/2025	366	355
	Analog Devices, Inc. 1.70% 10/1/2028	1,286	1,141
	Analog Devices, Inc. 2.10% 10/1/2031	1,212	1,032
	Analog Devices, Inc. 2.80% 10/1/2041	1,461	1,091
	Analog Devices, Inc. 2.95% 10/1/2051	1,955	1,400
	Broadcom, Inc. 1.95% 2/15/2028[2]	1,407	1,263
	Broadcom, Inc. 2.60% 2/15/2033[2]	2,524	2,081
	Broadcom, Inc. 3.469% 4/15/2034[2]	193	168
	Cloud Software Group, Inc. 6.50% 3/31/2029[2]	2,000	1,907
	Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[8,16]	4,588	4,503
	CommScope Technologies, LLC 6.00% 6/15/2025[2]	2,275	1,856
	CommScope Technologies, LLC 5.00% 3/15/2027[2]	2,378	992
	CommScope, Inc. 6.00% 3/1/2026[2]	4,290	3,828
	CommScope, Inc. 8.25% 3/1/2027[2]	967	511
	CommScope, Inc. 7.125% 7/1/2028[2]	908	432
	CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[8,16]	2,045	1,831
	Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[2,8,16]	20,375	21,012
	Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[4,8,16]	73	72
	Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[4,8,16]	2,647	2,607
	Hughes Satellite Systems Corp. 5.25% 8/1/2026	3,750	3,304
	Hughes Satellite Systems Corp. 6.625% 8/1/2026	3,803	3,002
	Intel Corp. 5.20% 2/10/2033	4,750	4,964
	Intel Corp. 5.70% 2/10/2053	3,250	3,517
	Intuit, Inc. 0.95% 7/15/2025	1,530	1,442
	Intuit, Inc. 1.35% 7/15/2027	1,395	1,259
	Microsoft Corp. 2.921% 3/17/2052	4,814	3,557
	NCR Atleos Corp. 9.50% 4/1/2029[2]	2,694	2,865
	NCR Voyix Corp. 5.125% 4/15/2029[2]	1,650	1,570
	Oracle Corp. 3.60% 4/1/2050	2,794	2,072
	Oracle Corp. 5.55% 2/6/2053	2,556	2,560
	Synaptics, Inc. 4.00% 6/15/2029[2]	875	786
	Unisys Corp. 6.875% 11/1/2027[2]	725	653
	Viasat, Inc. 5.625% 9/15/2025[2]	825	805
	Viasat, Inc. 5.625% 4/15/2027[2]	225	218

156	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Information technology (continued)	Viasat, Inc. 6.50% 7/15/2028[2]	USD1,275	$1,049
	Viasat, Inc. 7.50% 5/30/2031[2]	6,147	4,833
	Viavi Solutions, Inc. 3.75% 10/1/2029[2]	725	636
	Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,4,10]	1,005	1,023

			88,197

Consumer staples 0.29%	7-Eleven, Inc. 0.80% 2/10/2024[2]	1,700	1,690
	7-Eleven, Inc. 0.95% 2/10/2026[2]	825	763
	7-Eleven, Inc. 1.30% 2/10/2028[2]	2,500	2,189
	Anheuser-Busch InBev Worldwide, Inc. 4.35% 6/1/2040	2,500	2,338
	Anheuser-Busch InBev Worldwide, Inc. 4.60% 4/15/2048	290	275
	BAT Capital Corp. 6.343% 8/2/2030	1,191	1,251
	BAT Capital Corp. 6.421% 8/2/2033	1,290	1,351
	BAT Capital Corp. 7.079% 8/2/2043	3,825	4,066
	BAT Capital Corp. 4.54% 8/15/2047	940	723
	BAT Capital Corp. 7.081% 8/2/2053	4,250	4,548
	BAT International Finance PLC 5.931% 2/2/2029	5,376	5,589
	Central Garden & Pet Co. 4.125% 4/30/2031[2]	1,395	1,234
	Coca-Cola Co. 1.00% 3/15/2028	940	829
	Conagra Brands, Inc. 1.375% 11/1/2027	4,615	4,053
	Constellation Brands, Inc. 3.60% 2/15/2028	625	600
	Constellation Brands, Inc. 2.25% 8/1/2031	1,487	1,250
	Coty, Inc. 4.75% 1/15/2029[2]	1,680	1,604
	J. M. Smucker Co. (The) 5.90% 11/15/2028	2,662	2,801
	J. M. Smucker Co. (The) 6.20% 11/15/2033	1,734	1,892
	J. M. Smucker Co. (The) 6.50% 11/15/2043	256	286
	J. M. Smucker Co. (The) 6.50% 11/15/2053	899	1,038
	Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[2]	2,990	2,918
	Lamb Weston Holdings, Inc. 4.125% 1/31/2030[2]	2,210	2,039
	PepsiCo, Inc. 2.625% 10/21/2041	5,000	3,771
	PepsiCo, Inc. 3.625% 3/19/2050	777	652
	PepsiCo, Inc. 2.75% 10/21/2051	1,723	1,226
	Philip Morris International, Inc. 2.875% 5/1/2024	788	781
	Philip Morris International, Inc. 3.25% 11/10/2024	2,000	1,967
	Philip Morris International, Inc. 5.125% 11/17/2027	3,073	3,130
	Philip Morris International, Inc. 4.875% 2/15/2028	6,000	6,068
	Philip Morris International, Inc. 5.625% 11/17/2029	1,482	1,555
	Philip Morris International, Inc. 5.125% 2/15/2030	4,166	4,237
	Post Holdings, Inc. 4.625% 4/15/2030[2]	2,886	2,658
	Prestige Brands, Inc. 3.75% 4/1/2031[2]	1,115	976
	Reynolds American, Inc. 5.85% 8/15/2045	2,030	1,904
	Simmons Foods, Inc. 4.625% 3/1/2029[2]	560	485

			74,737

Utilities 0.25%	Ameren Corp. 2.50% 9/15/2024	969	948
	Calpine Corp. 3.75% 3/1/2031[2]	1,975	1,735
	Commonwealth Edison Co. 4.35% 11/15/2045	1,085	951
	Commonwealth Edison Co. 3.85% 3/15/2052	2,600	2,106
	Duke Energy Indiana, LLC 3.25% 10/1/2049	850	618
	Duke Energy Progress, LLC 3.70% 10/15/2046	457	357
	Duke Energy Progress, LLC 2.50% 8/15/2050	202	127
	Duke Energy Progress, LLC 2.90% 8/15/2051	91	62
	Edison International 3.55% 11/15/2024	2,200	2,161
	EDP Finance BV 3.625% 7/15/2024[2]	4,100	4,051
	Electricité de France SA 6.25% 5/23/2033[2]	1,275	1,381
	Electricité de France SA 4.75% 10/13/2035[2]	782	743

American Funds Insurance Series	157

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Utilities (continued)	Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[2,10]	USD1,475	$1,650
	Emera US Finance, LP 3.55% 6/15/2026	320	308
	Enel Américas SA 4.00% 10/25/2026	245	239
	Entergy Corp. 2.80% 6/15/2030	3,325	2,928
	FirstEnergy Corp. 3.40% 3/1/2050	2,250	1,588
	FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]	675	613
	MidAmerican Energy Co. 5.35% 1/15/2034	500	527
	MidAmerican Energy Co. 5.85% 9/15/2054	875	970
	NextEra Energy Capital Holdings, Inc. 6.051% 3/1/2025	650	656
	Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[2]	4,950	5,277
	Pacific Gas and Electric Co. 2.10% 8/1/2027	125	113
	Pacific Gas and Electric Co. 2.50% 2/1/2031	2,941	2,429
	Pacific Gas and Electric Co. 6.95% 3/15/2034	2,425	2,667
	Pacific Gas and Electric Co. 3.30% 8/1/2040	100	73
	Pacific Gas and Electric Co. 3.50% 8/1/2050	1,250	866
	PacifiCorp 4.125% 1/15/2049	4,000	3,245
	PG&E Corp. 5.00% 7/1/2028	3,750	3,651
	PG&E Corp. 5.25% 7/1/2030	3,400	3,283
	Public Service Electric and Gas Co. 3.60% 12/1/2047	548	442
	Public Service Electric and Gas Co. 3.15% 1/1/2050	2,451	1,815
	Southern California Edison Co. 2.85% 8/1/2029	4,450	4,060
	Southern California Edison Co. 6.00% 1/15/2034	2,500	2,745
	Southern California Edison Co. 5.75% 4/1/2035	675	704
	Southern California Edison Co. 5.35% 7/15/2035	3,000	3,113
	Southern California Edison Co. 4.00% 4/1/2047	264	216
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[2]	1,030	936
	Virginia Electric & Power 2.40% 3/30/2032	2,575	2,169
	Xcel Energy, Inc. 2.60% 12/1/2029	1,131	1,014

			63,537

	Total corporate bonds, notes & loans		1,697,443

Asset-backed obligations 2.07%

	Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[2,7]	360	351
	Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD CME Term SOFR + 1.212%) 6.605% 1/15/2030[2,7,8]	1,262	1,262
	Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD CME Term SOFR + 1.212%) 6.605% 10/16/2030[2,7,8]	1,510	1,509
	American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[7]	12,228	12,026
	AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[7]	2,525	2,525
	Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD CME Term SOFR + 1.182%) 6.597% 1/22/2028[2,7,8]	1,203	1,202
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[2,7]	1,550	1,546
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,7]	20,244	18,904
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,7]	138	131
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[2,7]	11,617	10,580
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[2,7]	32,377	32,819
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[2,7]	5,535	5,664
	BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[7]	6,633	6,676

158	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.629% 11/20/2030[2,7,8]	USD5,523	$5,521
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[2,7]	360	340
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,7]	4,545	3,946
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[2,7]	416	378
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD CME Term SOFR + 1.231%) 6.619% 7/27/2030[2,7,8]	2,775	2,774
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,7]	5,140	4,755
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,7]	1,720	1,469
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,7]	6,034	5,400
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD CME Term SOFR + 0.734%) 6.091% 4/22/2026[7,8]	4,960	4,966
Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1, 5.23% 12/8/2027[7]	4,553	4,590
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[2,7]	1,255	1,124
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[2,7]	4,687	4,193
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[2,7]	1,005	903
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[2,7]	1,396	1,233
Credit Acceptance Auto Loan Trust, Series 2023-3, Class A, 6.39% 8/15/2033[2,7]	1,958	1,987
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[2,7]	2,380	2,381
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[2,7]	2,456	2,458
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD CME Term SOFR + 1.242%) 6.635% 4/15/2028[2,7,8]	3,288	3,287
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[2,7]	302	267
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[2,7]	3,382	3,327
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[2,7]	2,500	2,473
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[2,7]	4,434	4,449
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[7]	49	49
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[2,7]	5,942	5,510
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[2,7]	1,743	1,744
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[2,7]	6,000	5,995
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[2,7]	9,605	9,410
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[2,7]	8,861	8,565
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[2,7]	6,693	6,846
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,7]	582	528
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[2,7]	234	212
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[2,7]	2,077	1,969
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[2,7]	8,727	8,039
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[2,7]	10,941	10,047
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[2,7]	3,525	3,146
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[2,7]	5,247	4,712
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[2,7]	415	367
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[7]	1,774	1,787
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[2,7]	9,657	10,079
GoldenTree Loan Opportunities XI, Ltd., CLO, Series 2015-11A, Class AR2, (3-month USD CME Term SOFR + 1.332%) 6.727% 1/18/2031[2,7,8]	2,057	2,058
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[2,3,7]	5,930	5,930
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,7]	8,452	8,162
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,7]	634	611
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[2,7]	405	390
Hertz Vehicle Financing III, LLC, Series 2022-1A, Class A, 1.99% 6/25/2026[2,7]	8,089	7,734
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[2,7]	8,390	8,176
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,7]	5,565	5,047
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,7]	685	620
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,7]	429	385
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[2,7]	4,900	4,463
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[2,7]	4,960	4,734
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030[2,7]	5,141	5,340
Honda Auto Receivables Owner Trust, Series 2023-1, Class A2, 5.22% 10/21/2025[7]	944	943
Honda Auto Receivables Owner Trust, Series 2023-3, Class A2, 5.71% 3/18/2026[7]	6,573	6,594
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[7]	1,141	1,143

American Funds Insurance Series	159

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[2,7]	USD2,594	$2,622
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD CME Term SOFR + 1.262%) 6.674% 7/21/2030[2,7,8]	5,309	5,310
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD CME Term SOFR + 1.412%) 6.805% 4/15/2029[2,7,8]	971	971
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[2,7]	2,531	2,517
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[2,7]	3,475	3,480
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,7]	4,254	3,691
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[2,7]	5,155	4,475
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[2,7]	5,854	5,120
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[2,7]	8,110	7,284
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,7]	4,640	4,204
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,7]	7,858	7,142
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,7]	23,051	20,209
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 6.61% 7/25/2030[2,7,8]	1,573	1,571
OCP CLO, Ltd., Series 2018-15A, Class A1, (3-month USD CME Term SOFR + 1.362%) 6.777% 7/20/2031[2,7,8]	2,227	2,227
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD CME Term SOFR + 1.262%) 6.641% 11/25/2028[2,7,8]	476	477
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD CME Term SOFR + 1.162%) 6.577% 4/20/2029[2,7,8]	259	259
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD CME Term SOFR + 1.062%) 6.455% 10/15/2029[2,7,8]	6,602	6,587
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD CME Term SOFR + 1.662%) 7.055% 10/15/2029[2,7,8]	5,378	5,347
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[2,7]	5,912	5,945
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/16/2028[2,7]	4,165	4,217
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[7]	2,725	2,586
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD CME Term SOFR + 1.202%) 6.595% 10/15/2030[2,7,8]	4,061	4,054
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[7]	36	36
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[7]	462	462
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[7]	2,318	2,308
Santander Drive Auto Receivables Trust, Series 2023-4, Class A2, 6.18% 2/16/2027[7]	3,234	3,244
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[7]	5,062	5,136
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[2,7]	3,573	3,612
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD CME Term SOFR + 0.844%) 6.206% 1/15/2053[2,7,8]	5,157	5,065
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[2,7]	3,199	2,765
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[2,7]	4,043	3,712
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[2,7]	3,871	3,297
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,7]	1,637	1,506
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[2,7]	1,315	1,200
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 7.566% 10/20/2031[2,7,8]	6,017	6,018
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[2,7]	2,396	2,231
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[7]	3,169	3,230
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[2,7]	1,570	1,427
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[2,7]	700	635
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[2,7]	838	735
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[2,7]	2,415	2,159
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[2,7]	3,250	3,209
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[2,7]	8,337	7,917
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[2,7,8]	7,257	6,691
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028[7]	5,253	5,294
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A4, 5.01% 2/15/2029[7]	2,033	2,052
Toyota Lease Owner Trust, Series 2023-A, Class A2, 5.30% 8/20/2025[2,7]	2,978	2,974
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[2,7]	9,257	8,240

160	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)

	Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[2,7]	USD1,641	$1,432
	Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[7]	8,460	8,438
	Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026)[7,10]	7,481	7,448
	Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[2,7]	8,981	9,057
	Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[2,7]	1,642	1,641
	Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[2,7]	1,284	1,282
	Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[2,7]	3,642	3,643
	Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[2,7]	3,504	3,516
	Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[2,7]	794	792
	Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[2,7]	2,794	2,809
	World Financial Network Credit Card Master Trust, Series 2023-A, Class A, 5.02% 3/15/2030[7]	7,845	7,858

			532,117

Bonds & notes of governments & government agencies outside the U.S. 0.16%
	CPPIB Capital, Inc. 2.75% 11/2/2027[2]	6,600	6,256
	European Investment Bank 0.75% 10/26/2026	6,194	5,648
	OMERS Finance Trust 3.50% 4/19/2032[2]	4,315	3,981
	OMERS Finance Trust 4.00% 4/19/2052[2]	4,315	3,552
	Panama (Republic of) 3.298% 1/19/2033	4,365	3,459
	Panama (Republic of) 4.50% 1/19/2063	1,035	680
	Peru (Republic of) 1.862% 12/1/2032	2,525	1,983
	Peru (Republic of) 2.78% 12/1/2060	3,775	2,362
	Qatar (State of) 3.375% 3/14/2024[2]	2,315	2,305
	Qatar (State of) 4.00% 3/14/2029[2]	745	740
	Qatar (State of) 4.817% 3/14/2049[2]	750	732
	Swedish Export Credit Corp. 3.625% 9/3/2024	5,089	5,033
	United Mexican States 2.659% 5/24/2031	2,703	2,292
	United Mexican States 4.875% 5/19/2033	1,790	1,728
	United Mexican States 3.771% 5/24/2061	1,528	1,041

			41,792

Municipals 0.14%

California 0.02%	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026	1,200	1,120
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027	1,660	1,522
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034	495	418
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042	1,170	916
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046	2,205	2,008

			5,984

Florida 0.04%	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027	5,335	4,833
	Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030	5,365	4,582

			9,415

American Funds Insurance Series	161

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals (continued)

Guam 0.00%	A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036	USD240	$195
	A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043	315	243

			438

Illinois 0.01%	G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 6/1/2033	4,125	4,082

Minnesota 0.00%	Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038	15	15

New York 0.03%	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)	2,865	2,674
	Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028	4,745	4,283

			6,957

Ohio 0.02%	Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031	5,050	4,427

South Carolina 0.00%	Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041	5	5

Wisconsin 0.02%	Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	5,825	5,519

	Total municipals		36,842

	Total bonds, notes & other debt instruments (cost: $6,781,014,000)		6,669,925

Investment funds 5.47%		Shares

	Capital Group Central Corporate Bond Fund[17]	165,803,626	1,406,015

	Total Investment funds (cost: $1,573,126,000)		1,406,015

Short-term securities 9.42%

Money market investments 9.33%

	Capital Group Central Cash Fund 5.44%[17,18]	23,958,974	2,395,658

162	American Funds Insurance Series

Asset Allocation Fund (continued)

Short-term securities (continued)	Shares	Value (000)

Money market investments purchased with collateral from securities on loan 0.09%

State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[18,19]	11,357,036	$11,357
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[18,19]	9,369,717	9,370
Capital Group Central Cash Fund 5.44%[17,18,19]	19,914	1,991

		22,718

Total short-term securities (cost: $2,418,592,000)		2,418,376

Total investment securities 104.99% (cost: $21,173,155,000)		26,966,047
Other assets less liabilities (4.99)%		(1,280,717)

Net assets 100.00%		$25,685,330

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

2 Year U.S. Treasury Note Futures	Long	10,611	4/3/2024	USD2,184,954	$18,677
5 Year U.S. Treasury Note Futures	Long	6,817	4/3/2024	741,508	15,673
10 Year U.S. Treasury Note Futures	Long	393	3/28/2024	44,366	676
10 Year Ultra U.S. Treasury Note Futures	Short	4,627	3/28/2024	(546,058)	(24,504)
20 Year U.S. Treasury Bond Futures	Long	674	3/28/2024	84,208	2,161
30 Year Ultra U.S. Treasury Bond Futures	Short	526	3/28/2024	(70,270)	(5,507)

					$7,176

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps
Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)

4.1645%	Annual	SOFR	Annual	1/24/2025	USD3,491	$ (20)	$ –	$ (20)
SOFR	Annual	3.16653%	Annual	1/24/2033	USD48,133	1,160	–	1,160

						$1,140	$ –	$1,140

Credit default swaps

Centrally cleared credit default swaps on credit indices – sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[20]	Value at 12/31/2023 (000)	[21]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)

1.00%	Quarterly	CDX.NA.IG.41	12/20/2028	USD19,673		$382		$286	$96

American Funds Insurance Series	163

Asset Allocation Fund (continued)

Investments in affiliates[17]

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Investment funds 5.47%
Capital Group Central Corporate Bond Fund	$1,367,122	$361,863	$385,740		$(79,020)	$141,790	$1,406,015	$49,749

Short-term securities 9.34%
Money market investments 9.33%
Capital Group Central Cash Fund 5.44%[18]	1,639,716	6,257,783	5,501,498		75	(418)	2,395,658	124,804

Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[18,19]	12,622		10,631	[22]			1,991	–	[23]

Total short-term securities							2,397,649

Total 14.81%					$(78,945)	$141,372	$3,803,664	$174,553

Restricted securities[4]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[3]	7/9/2021	$50,000	$43,608		.17%
Rotech Healthcare, Inc.[1,3]	8/22/2014	6,949	19,334	.08
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[8,16]	9/13/2023	2,596	2,607	.01
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[8,16]	9/13/2023-12/13/2023	70	72	.00	[24]
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,10]	6/23/2023	971	1,023	.00	[24]

Total		$60,586	$66,644		.26%

164	American Funds Insurance Series

Asset Allocation Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,274,651,000, which represented 4.96% of the net assets of the fund.

[3]	Value determined using significant unobservable inputs.
[4]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $66,644,000, which represented .26% of the net assets of the fund.

[5]

All or a portion of this security was on loan. The total value of all such securities was $24,156,000, which represented ..09% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[6]	Amount less than one thousand.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[9]	Purchased on a TBA basis.
[10]	Step bond; coupon rate may change at a later date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $19,019,000, which represented .07% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[14]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[15]	Scheduled interest and/or principal payment was not received.
[16]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $34,605,000, which represented .13% of the net assets of the fund.

[17]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.
[18]	Rate represents the seven-day yield at 12/31/2023.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[21]

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

[22]	Represents net activity. Refer to Note 5 for more information on securities lending.
[23]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[24]	Amount less than .01%.

Key to abbreviation(s)
ADR = American Depositary Receipts	Fncg. = Financing
Agcy. = Agency	G.O. = General Obligation
AMT = Alternative Minimum Tax	LIBOR = London Interbank Offered Rate
Assn. = Association	PIK = Payment In Kind
Auth. = Authority	Ref. = Refunding
CAD = Canadian dollars	REIT = Real Estate Investment Trust
CLO = Collateralized Loan Obligations	Rev. = Revenue
CME = CME Group	SOFR = Secured Overnight Financing Rate
CMO = Collateralized Mortgage Obligations	TBA = To be announced
DAC = Designated Activity Company	USD = U.S. dollars
Fin. = Finance

Refer to the notes to financial statements.

American Funds Insurance Series	165

American Funds Global Balanced Fund

Investment portfolio December 31, 2023

Common stocks 61.63%		Shares	Value (000)

Information technology 11.56%	Broadcom, Inc.	13,043	$14,559
	Microsoft Corp.	31,994	12,031
	Accenture PLC, Class A	8,209	2,881
	Texas Instruments, Inc.	16,895	2,880
	GlobalWafers Co., Ltd.	101,000	1,927
	ServiceNow, Inc.[1]	2,692	1,902
	Taiwan Semiconductor Manufacturing Co., Ltd.	87,000	1,674
	Marvell Technology, Inc.	24,527	1,479
	Cognizant Technology Solutions Corp., Class A	18,178	1,373
	Intel Corp.	26,751	1,344
	TDK Corp.	18,600	882
	Apple, Inc.	3,844	740
	SK hynix, Inc.	6,055	661
	Seagate Technology Holdings PLC	3,768	322
	Infineon Technologies AG	6,896	288

			44,943

Health care 9.22%	Abbott Laboratories	58,998	6,494
	Sanofi	51,879	5,143
	Gilead Sciences, Inc.	42,602	3,451
	Novo Nordisk AS, Class B	27,643	2,859
	UnitedHealth Group, Inc.	4,895	2,577
	AstraZeneca PLC	15,545	2,094
	Takeda Pharmaceutical Co., Ltd.	50,900	1,461
	Eli Lilly and Co.	2,380	1,387
	Molina Healthcare, Inc.[1]	3,701	1,337
	Eurofins Scientific SE, non-registered shares	17,767	1,163
	Stryker Corp.	3,652	1,094
	Medtronic PLC	12,398	1,021
	AbbVie, Inc.	5,825	903
	Thermo Fisher Scientific, Inc.	1,595	847
	Novartis AG	8,363	844
	GE HealthCare Technologies, Inc.	9,521	736
	BioMarin Pharmaceutical, Inc.[1]	6,101	588
	Merck KGaA	3,462	551
	Danaher Corp.	2,224	515
	Humana, Inc.	1,074	492
	Vertex Pharmaceuticals, Inc.[1]	752	306

			35,863

Industrials 8.40%	RTX Corp.	65,310	5,495
	Carrier Global Corp.	72,631	4,173
	General Electric Co.	30,743	3,924
	Thales SA	18,350	2,714
	Safran SA	12,512	2,207
	Siemens AG	10,596	1,988
	General Dynamics Corp.	7,609	1,976
	BAE Systems PLC	137,641	1,947
	Honeywell International, Inc.	5,909	1,239
	CSX Corp.	34,575	1,199
	Melrose Industries PLC	110,742	800
	DHL Group	15,557	771
	Boeing Co.[1]	2,721	709
	United Rentals, Inc.	916	525
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B	26,859	469
	Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	13	2
	L3Harris Technologies, Inc.	2,038	429
	Singapore Technologies Engineering, Ltd.	124,000	365
	Airbus SE, non-registered shares	2,299	355
	Caterpillar, Inc.	1,174	347

166	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)		Shares	Value (000)

Industrials (continued)	Waste Management, Inc.	1,847	$331
	Astra International Tbk PT	894,600	328
	Element Fleet Management Corp.	18,337	298
	Trelleborg AB, Class B	1,639	55

			32,646

Financials 7.90%	B3 SA - Brasil, Bolsa, Balcao	1,504,867	4,475
	ING Groep NV	221,402	3,314
	Zurich Insurance Group AG	5,617	2,937
	HDFC Bank, Ltd. (ADR)	28,148	1,889
	HDFC Bank, Ltd.	48,162	988
	AIA Group, Ltd.	263,400	2,288
	BlackRock, Inc.	2,648	2,150
	Kotak Mahindra Bank, Ltd.	71,295	1,634
	DBS Group Holdings, Ltd.	59,900	1,513
	Citigroup, Inc.	27,497	1,414
	JPMorgan Chase & Co.	4,864	827
	BNP Paribas SA	11,441	793
	Münchener Rückversicherungs-Gesellschaft AG	1,737	719
	Banco Santander, SA	157,435	657
	Aegon, Ltd.	112,560	653
	Banco Bilbao Vizcaya Argentaria, SA	69,231	631
	Bank Central Asia Tbk PT	1,028,600	627
	Great-West Lifeco, Inc.	17,824	590
	Capital One Financial Corp.	4,263	559
	KBC Groep NV	8,217	533
	Fairfax Financial Holdings, Ltd., subordinate voting shares	473	436
	FinecoBank SpA	28,790	433
	Ping An Insurance (Group) Company of China, Ltd., Class H	59,000	267
	Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	65
	Mastercard, Inc., Class A	770	328

			30,720

Consumer staples 5.61%	Philip Morris International, Inc.	37,932	3,569
	ITC, Ltd.	619,592	3,436
	Seven & i Holdings Co., Ltd.	69,400	2,749
	Imperial Brands PLC	115,025	2,643
	Nestlé SA	17,951	2,078
	Ajinomoto Co., Inc.	48,150	1,861
	British American Tobacco PLC	60,310	1,760
	Kao Corp.	31,600	1,298
	Pernod Ricard SA	4,980	881
	Heineken NV	6,766	688
	Alimentation Couche-Tard, Inc.	7,156	421
	Kweichow Moutai Co., Ltd., Class A	921	224
	Monster Beverage Corp.[1]	3,869	223

			21,831

Materials 4.57%	Freeport-McMoRan, Inc.	91,591	3,899
	Linde PLC	7,564	3,107
	Air Products and Chemicals, Inc.	9,426	2,581
	Fortescue, Ltd.	113,507	2,245
	BHP Group, Ltd. (CDI)	55,722	1,906
	Evonik Industries AG	77,260	1,577
	Vale SA (ADR), ordinary nominative shares	57,603	914

American Funds Insurance Series	167

American Funds Global Balanced Fund (continued)

Common stocks (continued)		Shares	Value (000)

Materials (continued)	Celanese Corp.	4,587	$713
	Air Liquide SA	2,397	466
	Sherwin-Williams Co.	1,150	359

			17,767

Energy 3.70%	Canadian Natural Resources, Ltd. (CAD denominated)	113,969	7,466
	Shell PLC (GBP denominated)	48,992	1,592
	Neste OYJ	41,287	1,467
	TC Energy Corp. (CAD denominated)	32,426	1,267
	Chevron Corp.	7,285	1,087
	BP PLC	165,370	977
	Baker Hughes Co., Class A	9,285	317
	Woodside Energy Group, Ltd. (CDI)	9,976	211

			14,384

Communication services 3.47%	Meta Platforms, Inc., Class A1	13,044	4,617
	Alphabet, Inc., Class A1	19,578	2,735
	Alphabet, Inc., Class C1	7,383	1,040
	Singapore Telecommunications, Ltd.	703,500	1,315
	Netflix, Inc.[1]	2,684	1,307
	TELUS Corp.	46,990	836
	Omnicom Group, Inc.	9,504	822
	Comcast Corp., Class A	18,675	819

			13,491

Consumer discretionary 3.23%	LVMH Moët Hennessy-Louis Vuitton SE	2,325	1,886
	Home Depot, Inc.	4,682	1,623
	Ferrari NV	3,600	1,218
	Ferrari NV (EUR denominated)	1,201	405
	Compagnie Financière Richemont SA, Class A	7,729	1,066
	Amazon.com, Inc.[1]	6,696	1,017
	InterContinental Hotels Group PLC	11,004	994
	Royal Caribbean Cruises, Ltd.[1]	7,483	969
	Sony Group Corp.	6,100	578
	Hasbro, Inc.	11,264	575
	Restaurant Brands International, Inc.	6,229	487
	General Motors Co.	10,806	388
	Hilton Worldwide Holdings, Inc.	2,083	379
	adidas AG	1,644	334
	Airbnb, Inc., Class A1	2,358	321
	Zhongsheng Group Holdings, Ltd.	74,000	179
	Dowlais Group PLC	103,349	140

			12,559

Utilities 2.74%	DTE Energy Co.	26,895	2,965
	E.ON SE	141,436	1,897
	Duke Energy Corp.	14,950	1,451
	Constellation Energy Corp.	11,857	1,386
	SembCorp Industries, Ltd.	271,100	1,088
	National Grid PLC	57,946	782
	Dominion Energy, Inc.	12,866	605
	ENN Energy Holdings, Ltd.	57,100	420
	Power Grid Corporation of India, Ltd.	14,958	43

			10,637

168	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)		Shares	Value (000)

Real estate 1.23%	CTP NV	96,081	$1,624
	Equinix, Inc. REIT	1,833	1,476
	Embassy Office Parks REIT	310,600	1,212
	Sun Hung Kai Properties, Ltd.	42,500	457

			4,769

	Total common stocks (cost: $184,602,000)		239,610

Preferred securities 0.11%

Consumer discretionary 0.10%	Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	4,221	372

Financials 0.01%	Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	17,204	50

	Total preferred securities (cost: $408,000)		422

Convertible stocks 0.27%

Utilities 0.27%	NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[2]	27,300	1,041

	Total convertible stocks (cost: $1,321,000)		1,041

Bonds, notes & other debt instruments 31.04%		Principal amount (000)

Bonds & notes of governments & government agencies outside the U.S. 14.75%
	Agricultural Development Bank of China 3.75% 1/25/2029	CNY550	82
	Asian Development Bank 1.125% 6/10/2025	GBP100	122
	Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD310	203
	Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	1,055	611
	Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	150	82
	Australia (Commonwealth of), Series 166, 3.00% 11/21/2033	2,020	1,270
	Austria (Republic of) 0% 2/20/2031	EUR660	613
	Belgium (Kingdom of), Series 97, 3.00% 6/22/2033	270	308
	Brazil (Federative Republic of) 10.00% 1/1/2025	BRL900	185
	Brazil (Federative Republic of) 10.00% 1/1/2031	5,999	1,221
	Brazil (Federative Republic of) 10.00% 1/1/2033	6,221	1,262
	Brazil (Federative Republic of) 6.00% 8/15/2040[3]	209	46
	Brazil (Federative Republic of) 6.00% 8/15/2050[3]	1,510	335
	Brazil (Federative Republic of) 6.00% 8/15/2060[3]	209	47
	Bulgaria (Republic of) 4.50% 1/27/2033	EUR120	139
	Canada 3.00% 11/1/2024	CAD320	238
	Canada 2.25% 6/1/2025	1,400	1,030
	Canada 0.25% 3/1/2026	246	173
	Canada 3.50% 3/1/2028	1,009	769
	Chile (Republic of) 5.80% 6/1/2024	CLP230,000	260
	Chile (Republic of) 4.70% 9/1/2030	55,000	60
	China (People’s Republic of) 2.62% 6/25/2030	CNY1,970	279
	China (People’s Republic of), Series INBK, 2.64% 1/15/2028	9,650	1,374
	China (People’s Republic of), Series INBK, 2.88% 2/25/2033	10,270	1,484
	China (People’s Republic of), Series INBK, 3.81% 9/14/2050	5,050	833
	China (People’s Republic of), Series INBK, 3.12% 10/25/2052	8,450	1,243
	China Development Bank Corp., Series 2008, 2.89% 6/22/2025	3,240	461
	China Development Bank Corp., Series 2004, 3.43% 1/14/2027	1,060	154
	China Development Bank Corp., Series 2009, 3.39% 7/10/2027	8,580	1,247
	China Development Bank Corp., Series 1805, 4.88% 2/9/2028	2,040	314
	Colombia (Republic of), Series B, 5.75% 11/3/2027	COP1,872,100	428

American Funds Insurance Series	169

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP218,300	$49
European Investment Bank 0.375% 9/15/2027	EUR110	113
European Investment Bank 0.25% 1/20/2032	860	795
European Union 0% 7/6/2026	100	104
European Union 0.25% 10/22/2026	50	52
French Republic O.A.T. 0.75% 2/25/2028	640	666
French Republic O.A.T. 0% 11/25/2030	1,320	1,246
French Republic O.A.T. 2.00% 11/25/2032	610	649
French Republic O.A.T. 3.25% 5/25/2045	160	185
Germany (Federal Republic of) 2.50% 3/13/2025	845	929
Germany (Federal Republic of) 0% 4/16/2027	950	982
Germany (Federal Republic of) 0% 8/15/2031	780	746
Germany (Federal Republic of) 0% 2/15/2032	540	510
Germany (Federal Republic of) 1.70% 8/15/2032	674	729
Germany (Federal Republic of) 2.30% 2/15/2033	510	578
Germany (Federal Republic of) 1.00% 5/15/2038	280	263
Germany (Federal Republic of) 0% 8/15/2050	380	234
Germany (Federal Republic of) 0% 8/15/2052	20	12
Greece (Hellenic Republic of) 3.45% 4/2/2024	110	122
Greece (Hellenic Republic of) 3.375% 2/15/2025	50	56
Greece (Hellenic Republic of) 3.875% 6/15/2028	640	747
Greece (Hellenic Republic of) 1.50% 6/18/2030	190	194
Greece (Hellenic Republic of) 1.75% 6/18/2032	790	795
Greece (Hellenic Republic of) 4.25% 6/15/2033	535	648
Greece (Hellenic Republic of) 1.875% 1/24/2052	636	504
India (Republic of) 5.22% 6/15/2025	INR12,720	149
India (Republic of) 5.15% 11/9/2025	8,000	93
Indonesia (Republic of), Series 64, 6.125% 5/15/2028	IDR1,165,000	75
Indonesia (Republic of), Series 95, 6.375% 8/15/2028	1,767,000	115
Indonesia (Republic of), Series 71, 9.00% 3/15/2029	1,201,000	86
Indonesia (Republic of), Series 78, 8.25% 5/15/2029	3,301,000	231
Indonesia (Republic of), Series 87, 6.50% 2/15/2031	1,253,000	81
Indonesia (Republic of), Series 96, 7.00% 2/15/2033	4,446,000	299
Ireland (Republic of) 3.00% 10/18/2043	EUR150	172
Israel (State of) 2.875% 1/29/2024	200	221
Israel (State of) 4.50% 1/17/2033	USD200	190
Italy (Republic of) 1.35% 4/1/2030	EUR550	545
Italy (Republic of) 4.40% 5/1/2033	1,200	1,412
Italy (Republic of) 4.35% 11/1/2033	740	865
Japan, Series 18, 0.10% 3/10/2024[3]	JPY22,300	160
Japan, Series 19, 0.10% 9/10/2024[3]	32,520	234
Japan, Series 150, 0.005% 12/20/2026	84,950	602
Japan, Series 346, 0.10% 3/20/2027	134,150	953
Japan, Series 363, 0.10% 6/20/2031	56,000	388
Japan, Series 365, 0.10% 12/20/2031	317,600	2,187
Japan, Series 145, 1.70% 6/20/2033	59,800	467
Japan, Series 152, 1.20% 3/20/2035	264,400	1,965
Japan, Series 179, 0.50% 12/20/2041	50,500	312
Japan, Series 42, 1.70% 3/20/2044	50,150	374
Japan, Series 37, 0.60% 6/20/2050	26,950	150
Japan, Series 74, 1.00% 3/20/2052	161,500	982
Japan, Series 76, 1.40% 9/20/2052	80,350	538
KfW 1.125% 7/4/2025	GBP95	115
Magyar Export-Import Bank 6.00% 5/16/2029	EUR100	117
Morocco (Kingdom of) 3.50% 6/19/2024	100	110
Netherlands (Kingdom of the) 5.50% 1/15/2028	100	124
Nova Scotia (Province of) 3.15% 12/1/2051	CAD170	109
Peru (Republic of) 2.392% 1/23/2026	USD90	86
Philippines (Republic of) 0.001% 4/12/2024	JPY100,000	708
Philippines (Republic of) 0.25% 4/28/2025	EUR100	105
Philippines (Republic of) 1.648% 6/10/2031	USD200	165

170	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Bonds & notes of governments & government agencies outside the U.S. (continued)
	Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN410	$93
	Portuguese Republic 0.475% 10/18/2030	EUR230	223
	Portuguese Republic 3.50% 6/18/2038	230	266
	Romania 2.125% 3/7/2028	130	131
	Serbia (Republic of) 3.125% 5/15/2027	215	228
	Serbia (Republic of) 2.05% 9/23/2036	185	143
	South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR3,000	151
	South Africa (Republic of), Series R-214, 6.50% 2/28/2041	4,235	140
	South Africa (Republic of), Series R-2048, 8.75% 2/28/2048	11,100	448
	South Korea (Republic of), Series 2712, 2.375% 12/10/2027	KRW348,590	263
	South Korea (Republic of), Series 3212, 4.25% 12/10/2032	1,831,500	1,537
	Spain (Kingdom of) 0% 1/31/2027	EUR335	342
	Spain (Kingdom of) 0.80% 7/30/2027	490	510
	Spain (Kingdom of) 0.50% 10/31/2031	165	153
	Spain (Kingdom of) 3.15% 4/30/2033	317	356
	Spain (Kingdom of) 3.55% 10/31/2033	550	637
	Tunisia (Republic of) 5.625% 2/17/2024	290	310
	Ukraine 6.876% 5/21/2031[4,5]	USD250	58
	Ukraine 6.876% 5/21/2031[4]	200	47
	United Kingdom 2.75% 9/7/2024	GBP50	63
	United Kingdom 1.25% 7/22/2027	410	485
	United Kingdom 0.375% 10/22/2030	490	512
	United Kingdom 0.25% 7/31/2031	160	161
	United Kingdom 1.00% 1/31/2032	920	972
	United Kingdom 4.25% 6/7/2032	1,165	1,573
	United Kingdom 3.25% 1/22/2044	174	196
	United Kingdom 1.25% 7/31/2051	413	280
	United Mexican States, Series M, 5.75% 3/5/2026	MXN12,150	662
	United Mexican States, Series M, 7.75% 11/23/2034	6,500	350
	United Mexican States, Series M, 8.00% 11/7/2047	5,120	270
	United Mexican States, Series M, 8.00% 7/31/2053	28,580	1,495

			57,321

Mortgage-backed obligations 5.47%
Federal agency mortgage-backed obligations 4.95%	Fannie Mae Pool #FM6293 3.00% 1/1/2051[6]	USD2	1
	Fannie Mae Pool #MA5071 5.00% 7/1/2053[6]	27	27
	Freddie Mac Pool #RB5071 2.00% 9/1/2040[6]	745	641
	Freddie Mac Pool #QD3310 3.00% 12/1/2051[6]	1	1
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[6]	476	471
	Freddie Mac Pool #SD8341 5.00% 7/1/2053[6]	16	16
	Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[6]	580	554
	Government National Mortgage Assn. 6.50% 1/1/2054[6,7]	1,175	1,203
	Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[6]	302	260
	Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[6]	108	93
	Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[6]	143	123
	Uniform Mortgage-Backed Security 2.00% 1/1/2054[6,7]	800	654
	Uniform Mortgage-Backed Security 2.50% 1/1/2054[6,7]	3,384	2,879
	Uniform Mortgage-Backed Security 3.50% 1/1/2054[6,7]	729	669
	Uniform Mortgage-Backed Security 4.00% 1/1/2054[6,7]	1,049	992
	Uniform Mortgage-Backed Security 4.50% 1/1/2054[6,7]	2,525	2,448
	Uniform Mortgage-Backed Security 5.00% 1/1/2054[6,7]	2,791	2,762
	Uniform Mortgage-Backed Security 5.50% 1/1/2054[6,7]	600	603
	Uniform Mortgage-Backed Security 6.00% 1/1/2054[6,7]	950	965
	Uniform Mortgage-Backed Security 6.50% 1/1/2054[6,7]	580	594
	Uniform Mortgage-Backed Security 7.00% 1/1/2054[6,7]	1,140	1,176
	Uniform Mortgage-Backed Security 3.50% 2/1/2054[6,7]	1,480	1,360
	Uniform Mortgage-Backed Security 6.00% 2/1/2054[6,7]	750	762

			19,254

American Funds Insurance Series	171

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Other mortgage-backed securities 0.26%	Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[6]	DKK468	$63
	Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[6]	1,206	160
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[6]	5,550	666
	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[6]	474	52
	Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[6]	569	66
	Realkredit Danmark AS 1.00% 10/1/2053[6]	188	21

			1,028

Collateralized mortgage-backed obligations (privately originated) 0.13%	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[5,6,8]	USD196	200
	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[5,6,8]	113	114
	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[5,6,8]	83	83
	Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[5,6]	108	107

			504

Commercial mortgage-backed securities 0.13%	BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[5,6,8]	150	146
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[5,6,8]	110	108
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[5,6,8]	135	137
	Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[5,6,8]	100	103

			494

	Total mortgage-backed obligations		21,280

U.S. Treasury bonds & notes 5.47%
U.S. Treasury 4.11%	U.S. Treasury 2.125% 11/30/2024	1,200	1,171
	U.S. Treasury 1.75% 3/15/2025	98	95
	U.S. Treasury 3.00% 7/15/2025	916	896
	U.S. Treasury 3.125% 8/15/2025	18	18
	U.S. Treasury 4.50% 11/15/2025	178	179
	U.S. Treasury 0.375% 11/30/2025	50	46
	U.S. Treasury 3.75% 4/15/2026	76	75
	U.S. Treasury 2.75% 4/30/2027	432	416
	U.S. Treasury 2.75% 7/31/2027	46	44
	U.S. Treasury 4.125% 9/30/2027	268	270
	U.S. Treasury 4.125% 10/31/2027	357	359
	U.S. Treasury 4.00% 2/29/2028	570	572
	U.S. Treasury 4.00% 6/30/2028	4,263	4,284
	U.S. Treasury 4.375% 8/31/2028	1,170	1,195
	U.S. Treasury 4.625% 9/30/2028	1,783	1,841
	U.S. Treasury 4.375% 11/30/2028	119	122
	U.S. Treasury 1.375% 11/15/2031	752	624
	U.S. Treasury 2.875% 5/15/2032	284	263
	U.S. Treasury 1.875% 2/15/2041[9]	920	663
	U.S. Treasury 2.25% 5/15/2041[9]	525	401
	U.S. Treasury 3.875% 5/15/2043	175	167
	U.S. Treasury 2.875% 11/15/2046	400	321
	U.S. Treasury 1.25% 5/15/2050	630	341
	U.S. Treasury 1.375% 8/15/2050	400	224
	U.S. Treasury 2.375% 5/15/2051[9]	490	351
	U.S. Treasury 2.00% 8/15/2051[9]	560	367

172	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 2.25% 2/15/2052	USD180	$125
	U.S. Treasury 4.00% 11/15/2052	270	267
	U.S. Treasury 3.625% 2/15/2053	299	277

			15,974

U.S. Treasury inflation-protected securities 1.36%	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[3]	772	759
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[3]	516	505
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[3]	354	337
	U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[3]	2,076	2,139
	U.S. Treasury Inflation-Protected Security 1.375% 7/15/2033[3]	709	688
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[3]	257	207
	U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[3,9]	724	660

			5,295

	Total U.S. Treasury bonds & notes		21,269

Corporate bonds, notes & loans 5.00%
Financials 1.80%	AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[10]	EUR200	189
	AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[5,10]	USD200	207
	Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[10]	EUR200	228
	Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[10]	USD200	197
	Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[10]	500	471
	Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[10]	161	162
	Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[10]	475	473
	BPCE SA 4.50% 1/13/2033	EUR100	116
	CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[5,10]	USD200	204
	Chubb INA Holdings, Inc. 3.35% 5/3/2026	10	10
	Chubb INA Holdings, Inc. 4.35% 11/3/2045	20	19
	Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[10]	103	101
	Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[10]	110	104
	Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[10]	29	28
	Commonwealth Bank of Australia 2.688% 3/11/2031[5]	225	185
	Corebridge Financial, Inc. 3.90% 4/5/2032	59	53
	Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[10]	EUR200	192
	Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[10]	100	107
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[10]	USD160	146
	Goldman Sachs Group, Inc. 4.017% 10/31/2038 (3-month USD CME Term SOFR + 1.635% on 10/31/2037)[10]	78	68
	HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[10]	200	196
	HSBC Holdings PLC 7.39% 11/03/2028 (USD-SOFR + 7.39% on 11/3/2027)[10]	360	386
	HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[10]	290	318
	ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[10]	EUR100	122
	JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[10]	USD186	172
	JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[10]	160	156
	Mastercard, Inc. 2.00% 11/18/2031	102	86
	Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[10]	200	184
	Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[10]	126	116
	Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[10]	72	63
	Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[10]	EUR280	293
	NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[10]	175	167
	New York Life Insurance Co. 3.75% 5/15/2050[5]	USD23	18
	Nordea Bank ABP 3.60% 6/6/2025[5]	200	196
	Royal Bank of Canada 1.20% 4/27/2026	175	162

American Funds Insurance Series	173

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[5,10]	USD450	$447
	Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[10]	210	201
	Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[10]	400	367
	Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[10]	100	90

			7,000

Utilities 0.86%	Alabama Power Co. 3.00% 3/15/2052	250	175
	Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[5]	35	33
	CMS Energy Corp. 3.00% 5/15/2026	80	76
	Consumers Energy Co. 3.60% 8/15/2032	250	232
	Duke Energy Progress, LLC 3.70% 9/1/2028	75	73
	E.ON SE 1.625% 3/29/2031	EUR240	240
	Edison International 4.125% 3/15/2028	USD160	155
	Enel Américas SA 4.00% 10/25/2026	35	34
	Enel Finance International NV 1.875% 7/12/2028[5]	200	175
	Entergy Louisiana, LLC 4.75% 9/15/2052	100	92
	Exelon Corp. 3.40% 4/15/2026	150	145
	Interstate Power and Light Co. 2.30% 6/1/2030	50	43
	NextEra Energy Operating Partners, LP 7.25% 1/15/2029[5]	550	576
	Niagara Mohawk Power Corp. 3.508% 10/1/2024[5]	85	83
	Pacific Gas and Electric Co. 2.95% 3/1/2026	25	24
	Pacific Gas and Electric Co. 2.10% 8/1/2027	100	90
	Pacific Gas and Electric Co. 3.00% 6/15/2028	140	128
	Pacific Gas and Electric Co. 4.65% 8/1/2028	114	110
	Pacific Gas and Electric Co. 4.55% 7/1/2030	31	30
	Pacific Gas and Electric Co. 2.50% 2/1/2031	600	495
	Pacific Gas and Electric Co. 3.25% 6/1/2031	50	43
	Pacific Gas and Electric Co. 3.50% 8/1/2050	137	95
	Xcel Energy, Inc. 3.35% 12/1/2026	216	208

			3,355

Communication services 0.51%	América Móvil, SAB de CV, 9.50% 1/27/2031	MXN12,420	712
	AT&T, Inc. 2.75% 6/1/2031	USD165	145
	AT&T, Inc. 2.55% 12/1/2033	64	52
	AT&T, Inc. 4.30% 11/18/2034	EUR100	117
	Comcast Corp. 0% 9/14/2026	100	102
	Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD45	58
	Orange 9.00% 3/1/2031[10]	65	80
	Tencent Holdings, Ltd. 3.925% 1/19/2038	200	170
	T-Mobile USA, Inc. 2.05% 2/15/2028	200	181
	Verizon Communications, Inc. 0.375% 3/22/2029	EUR140	134
	Verizon Communications, Inc. 0.75% 3/22/2032	100	91
	WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD168	148

			1,990

Health care 0.46%	Amgen, Inc. 1.90% 2/21/2025	40	39
	Amgen, Inc. 2.20% 2/21/2027	30	28
	Amgen, Inc. 4.20% 3/1/2033	280	266
	Amgen, Inc. 5.65% 3/2/2053	61	64
	AstraZeneca Finance, LLC 2.25% 5/28/2031	69	60
	Becton, Dickinson and Co. 3.734% 12/15/2024	10	10
	Becton, Dickinson and Co. 3.70% 6/6/2027	43	42
	Becton, Dickinson and Co. 4.298% 8/22/2032	320	309
	Cigna Group (The) 4.125% 11/15/2025	80	79
	EMD Finance, LLC 3.25% 3/19/2025[5]	250	244
	Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	197	198

174	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	USD21	$21
	Stryker Corp. 0.75% 3/1/2029	EUR210	206
	Takeda Pharmaceutical Co., Ltd. 2.25% 11/21/2026	100	108
	UnitedHealth Group, Inc. 4.00% 5/15/2029	USD135	133

			1,807

Energy 0.41%	Ecopetrol SA 6.875% 4/29/2030	160	159
	Equinor ASA 3.70% 3/1/2024	50	50
	Halliburton Co. 3.80% 11/15/2025	2	2
	Kinder Morgan, Inc. 4.30% 6/1/2025	165	163
	ONEOK, Inc. 5.80% 11/1/2030	7	7
	ONEOK, Inc. 6.05% 9/1/2033	53	56
	Petroleos Mexicanos 4.875% 1/18/2024	10	10
	Petroleos Mexicanos 7.19% 9/12/2024	MXN6,179	348
	Petroleos Mexicanos 4.25% 1/15/2025	USD57	56
	Petroleos Mexicanos 6.875% 8/4/2026	211	205
	Petroleos Mexicanos 6.49% 1/23/2027	273	256
	Qatar Energy 3.125% 7/12/2041[5]	270	208
	TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[10,11]	58	55

			1,575

Consumer discretionary 0.28%	Amazon.com, Inc. 2.80% 8/22/2024	45	44
	BMW US Capital, LLC 3.90% 4/9/2025[5]	70	69
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[5]	150	145
	Hyundai Capital America 1.50% 6/15/2026[5]	250	228
	Hyundai Capital America 2.375% 10/15/2027[5]	109	98
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]	185	183
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]	70	74
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]	59	64
	Stellantis Finance US, Inc. 2.691% 9/15/2031[5]	200	168
	Toyota Motor Credit Corp. 3.375% 4/1/2030	33	31

			1,104

Consumer staples 0.21%	Altria Group, Inc. 2.20% 6/15/2027	EUR270	288
	Anheuser-Busch InBev Worldwide, Inc. 4.00% 4/13/2028	USD100	99
	BAT Capital Corp. 3.215% 9/6/2026	62	59
	BAT Capital Corp. 4.70% 4/2/2027	67	66
	BAT Capital Corp. 3.557% 8/15/2027	105	100
	BAT Capital Corp. 3.462% 9/6/2029	75	69
	Philip Morris International, Inc. 5.75% 11/17/2032	110	116

			797

Industrials 0.16%	Canadian Pacific Railway Co. 3.10% 12/2/2051	164	119
	Carrier Global Corp. 2.242% 2/15/2025	6	6
	Carrier Global Corp. 2.493% 2/15/2027	7	6
	CSX Corp. 3.80% 4/15/2050	6	5
	CSX Corp. 2.50% 5/15/2051	75	48
	Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[5]	89	88
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[5]	200	193
	RTX Corp. 4.125% 11/16/2028	170	166

			631

American Funds Insurance Series	175

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Information technology 0.16%	Broadcom, Inc. 4.00% 4/15/2029[5]	USD21	$20
	Broadcom, Inc. 4.15% 11/15/2030	70	67
	Broadcom, Inc. 3.419% 4/15/2033[5]	53	47
	Broadcom, Inc. 3.137% 11/15/2035[5]	15	12
	Lenovo Group, Ltd. 5.875% 4/24/2025	269	270
	Oracle Corp. 2.65% 7/15/2026	216	205

			621

Real estate 0.11%	American Tower Corp. 0.875% 5/21/2029	EUR130	126
	Equinix, Inc. 2.15% 7/15/2030	USD176	149
	Essex Portfolio, LP 3.50% 4/1/2025	120	117
	Essex Portfolio, LP 3.375% 4/15/2026	40	39

			431

Materials 0.04%	Celanese US Holdings, LLC 6.379% 7/15/2032	50	53
	Vale Overseas, Ltd. 3.75% 7/8/2030	94	87

			140

	Total corporate bonds, notes & loans		19,451

Asset-backed obligations 0.24%
	ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[5,6]	100	101
	Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[5,6]	100	100
	American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[5,6]	26	26
	AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.488% 12/18/2025[6,8]	48	49
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[5,6]	125	125
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[5,6]	148	152
	CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 6.108% 9/15/2025[6,8]	31	31
	Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 2/15/2025[6,8]	9	9
	GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 9/16/2025[6,8]	36	36
	Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.918% 5/15/2025[6,8]	29	29
	Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[5,6]	57	57
	SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[5,6,8]	94	94
	Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.908% 8/15/2025[6,8]	16	16
	Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[6]	1	1
	Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[5,6]	17	17
	Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[5,6]	76	75
	Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[5,6]	19	19

			937

Federal agency bonds & notes 0.07%
	Korea Development Bank 4.375% 2/15/2033	270	265

176	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals 0.04%
Ohio 0.02%	Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	USD100	$76

Texas 0.02%	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	80	60

	Total municipals		136

	Total bonds, notes & other debt instruments (cost: $124,493,000)		120,659

Investment funds 2.14%		Shares
	Capital Group Central Corporate Bond Fund[12]	983,660	8,341

	Total Investment funds (cost: $7,862,000)		8,341

Short-term securities 8.84%	Weighted average yield at acquisition	Principal amount (000)

Bills & notes of governments & government agencies outside the U.S. 3.45%
Denmark (Kingdom of) 1/8/2024	5.149%	USD7,000	6,990
Japan Treasury 2/20/2024	(0.103)	JPY230,900	1,638
KfW 1/3/2024[5]	4.902	USD3,000	2,998
Québec (Province of) 1/16/2024[5]	4.821	1,800	1,795

			13,421

		Shares

Money market investments 3.34%
Capital Group Central Cash Fund 5.44%[12,13]		129,760	12,974

		Principal amount (000)

Commercial paper 1.80%
DNB Bank ASA 1/5/2024[5]	5.123	USD7,000	6,993

		Shares

Money market investments purchased with collateral from securities on loan 0.25%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[13,14]		498,946	499
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[13,14]		463,125	463

			962

Total short-term securities (cost: $34,443,000)			34,350

Total investment securities 104.03% (cost: $353,129,000)			404,423
Other assets less liabilities (4.03)%			(15,659)

Net assets 100.00%			$388,764

American Funds Insurance Series	177

American Funds Global Balanced Fund (continued)

Futures contracts
Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
10 Year Australian Government Bond Futures	Long	4	3/15/2024	USD318	$ 10
2 Year Euro-Schatz Futures	Long	12	3/11/2024	1,411	6
2 Year U.S. Treasury Note Futures	Long	51	4/3/2024	10,502	98
5 Year Euro-Bobl Futures	Long	40	3/11/2024	5,267	90
5 Year U.S. Treasury Note Futures	Long	74	4/3/2024	8,049	124
10 Year French Government Bond Futures	Long	10	3/11/2024	1,452	51
10 Year Italy Government Bond Futures	Short	2	3/11/2024	(263)	(9)
10 Year Euro-Bund Futures	Short	4	3/11/2024	(606)	(18)
10 Year Japanese Government Bond Futures	Short	6	3/20/2024	(6,243)	(20)
10 Year U.S. Treasury Note Futures	Long	24	3/28/2024	2,709	51
10 Year UK Gilt Futures	Long	13	3/28/2024	1,701	86
10 Year Canadian Government Bond Futures	Long	17	3/28/2024	1,593	1
10 Year Ultra U.S. Treasury Note Futures	Short	20	3/28/2024	(2,360)	(102)
20 Year U.S. Treasury Bond Futures	Long	3	3/28/2024	375	28
30 Year Euro-Buxl Futures	Short	5	3/11/2024	(782)	(50)
30 Year Ultra U.S. Treasury Bond Futures	Short	2	3/28/2024	(267)	1

					$ 347

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)

EUR	1,455	USD	1,579	Morgan Stanley	1/8/2024	$ 28
SGD	160	USD	120	BNP Paribas	1/8/2024	1
CZK	2,000	USD	89	BNP Paribas	1/8/2024	– [15]
USD	133	EUR	120	Goldman Sachs	1/8/2024	– [15]
USD	208	EUR	190	Citibank	1/8/2024	(2)
USD	378	MXN	6,580	Goldman Sachs	1/8/2024	(8)
CNH	1,950	USD	272	BNP Paribas	1/9/2024	1
HUF	106,090	USD	304	JPMorgan Chase	1/9/2024	1
PLN	1,200	USD	303	JPMorgan Chase	1/9/2024	1
ZAR	5,500	USD	300	Morgan Stanley	1/9/2024	1
CNH	1,700	USD	239	UBS AG	1/9/2024	– [15]
USD	93	CNH	660	Goldman Sachs	1/9/2024	– [15]
USD	324	ZAR	6,130	UBS AG	1/9/2024	(11)
EUR	610	USD	659	Morgan Stanley	1/11/2024	15
JPY	43,220	USD	304	Citibank	1/12/2024	4
USD	241	CLP	210,000	Morgan Stanley	1/12/2024	3
USD	292	IDR	4,500,000	Citibank	1/12/2024	(1)
USD	59	COP	235,990	Morgan Stanley	1/12/2024	(2)
USD	114	JPY	16,280	Standard Chartered Bank	1/12/2024	(2)
USD	524	BRL	2,569	Standard Chartered Bank	1/12/2024	(5)
USD	293	COP	1,187,960	Standard Chartered Bank	1/12/2024	(12)
ILS	200	USD	55	BNP Paribas	1/18/2024	1
USD	594	AUD	905	BNP Paribas	1/18/2024	(23)
EUR	1,210	USD	1,302	Goldman Sachs	1/19/2024	35
THB	23,940	USD	671	Citibank	1/19/2024	26
MYR	800	USD	172	HSBC Bank	1/19/2024	3
EUR	450	USD	495	BNP Paribas	1/19/2024	2
GBP	50	USD	63	Morgan Stanley	1/19/2024	1

178	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)

GBP	100	USD	128	HSBC Bank	1/19/2024	$ – [15]
USD	115	GBP	90	Goldman Sachs	1/19/2024	– [15]
JPY	183,389	USD	1,257	Morgan Stanley	1/22/2024	49
CHF	270	USD	313	Morgan Stanley	1/22/2024	9
EUR	670	USD	733	Bank of America	1/22/2024	7
CAD	580	USD	432	BNP Paribas	1/22/2024	6
SEK	3,570	USD	351	Bank of America	1/22/2024	4
EUR	160	USD	176	HSBC Bank	1/22/2024	1
IDR	6,500,000	USD	421	UBS AG	1/22/2024	1
USD	370	KRW	477,420	Bank of America	1/22/2024	1
PLN	720	USD	182	Citibank	1/22/2024	1
USD	46	PLN	180	BNP Paribas	1/22/2024	– [15]
EUR	203	CAD	300	HSBC Bank	1/22/2024	(2)
USD	145	MXN	2,500	Standard Chartered Bank	1/22/2024	(2)
USD	252	ZAR	4,660	UBS AG	1/22/2024	(2)
USD	709	BRL	3,489	Citibank	1/22/2024	(8)
USD	925	MXN	16,083	JPMorgan Chase	1/22/2024	(18)
THB	17,850	USD	511	UBS AG	1/23/2024	9
DKK	800	USD	118	Citibank	1/23/2024	1
JPY	22,000	USD	156	Bank of New York Mellon	1/23/2024	1
CNH	900	USD	127	Citibank	1/23/2024	– [15]
EUR	396	DKK	2,950	Citibank	1/23/2024	– [15]
CNH	13,200	USD	1,856	Goldman Sachs	1/23/2024	(1)
USD	262	MXN	4,500	Standard Chartered Bank	1/23/2024	(2)
NZD	280	USD	174	Standard Chartered Bank	1/25/2024	3
USD	483	JPY	68,000	HSBC Bank	1/26/2024	(1)
JPY	593,150	USD	4,153	Morgan Stanley	2/9/2024	82
USD	1,341	JPY	199,000	JPMorgan Chase	2/9/2024	(79)
MXN	15,470	USD	860	Goldman Sachs	2/14/2024	43
USD	1,823	JPY	230,900	HSBC Bank	2/16/2024	173
JPY	230,900	USD	1,808	HSBC Bank	2/16/2024	(158)
USD	1,809	JPY	230,900	HSBC Bank	2/20/2024	158
USD	483	BRL	2,410	Citibank	2/20/2024	(11)
USD	610	BRL	3,000	Bank of America	2/29/2024	(4)

						$318

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)

Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)

3.79165%	Annual	SOFR	Annual	1/13/2026	USD865	$ (5)	$–	$ (5)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN2,000	(7)	–	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN2,600	(9)	–	(9)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN3,200	(11)	–	(11)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN8,600	(31)	–	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN8,900	(32)	–	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN11,300	(41)	–	(41)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN2,500	(6)	–	(6)

American Funds Insurance Series	179

American Funds Global Balanced Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)

7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN3,701	$ (8)	$–	$ (8)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	MXN7,639	(19)	–	(19)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027	MXN20,400	4	–	4
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP1,715	137	–	137
4.96048%	Annual	SONIA	Annual	6/21/2028	GBP850	67	–	67
SOFR	Annual	3.29015%	Annual	1/13/2030	USD2,870	33	–	33
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP460	(50)	–	(50)
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP930	(103)	–	(103)

						$ (81)	$–	$ (81)

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2023 (000)		Upfront premium paid (received) (000)		Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD50		$(1)		$–	[15]	$(1)

Centrally cleared credit default swaps on credit indices – sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[16]	Value at 12/31/2023 (000)	[17]	Upfront premium paid (received) (000)		Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	ITRX.EUR.IG.40	12/20/2028	EUR5,235		$113		$102		$11

Investments in affiliates[12]

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Investment funds 2.14%
Capital Group Central Corporate Bond Fund	$5,532	$ 3,667	$ 1,209	$(77)	$428	$ 8,341	$ 219

Short-term securities 3.34%
Money market investments 3.34%
Capital Group Central Cash Fund 5.44%[13]	3,928	106,063	97,017	2	(2)	12,974	1,251

Total 5.48%				$(75)	$426	$21,315	$1,470

180	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $1,039,000, which represented ..27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Scheduled interest and/or principal payment was not received.
[5]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,573,000, which represented 4.52% of the net assets of the fund.

[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $860,000, which represented .22% of the net assets of the fund.
[10]	Step bond; coupon rate may change at a later date.
[11]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[12]	Part of the same “group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[13]	Rate represents the seven-day yield at 12/31/2023.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Amount less than one thousand.
[16]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[17]

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviation(s)
ADR = American Depositary Receipts	INR = Indian rupees
Assn. = Association	JPY = Japanese yen
AUD = Australian dollars	KRW = South Korean won
BRL = Brazilian reais	LIBOR = London Interbank Offered Rate
CAD = Canadian dollars	MXN = Mexican pesos
CDI = CREST Depository Interest	MYR = Malaysian ringgits
CHF = Swiss francs	NZD = New Zealand dollars
CLP = Chilean pesos	PLN = Polish zloty
CME = CME Group	Ref. = Refunding
CNH = Chinese yuan renminbi	REIT = Real Estate Investment Trust
CNY = Chinese yuan	Rev. = Revenue
COP = Colombian pesos	SEK = Swedish kronor
CZK = Czech korunas	SGD = Singapore dollars
DKK = Danish kroner	SOFR = Secured Overnight Financing Rate
EUR = Euros	SONIA = Sterling Overnight Interbank Average Rate
EURIBOR = Euro Interbank Offered Rate	TBA = To be announced
GBP = British pounds	THB = Thai baht
HUF = Hungarian forints	TIIE = Equilibrium Interbank Interest Rate
IDR = Indonesian rupiah	USD = U.S. dollars
ILS = Israeli shekels	ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	181

The Bond Fund of America

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 96.16%		Principal amount (000)	Value (000)

Mortgage-backed obligations 40.41%
Federal agency mortgage-backed obligations 37.67%	Fannie Mae Pool #AB1068 4.50% 5/1/2025[1]	USD15	$15
	Fannie Mae Pool #256133 4.50% 1/1/2026[1]	18	18
	Fannie Mae Pool #AR3058 3.00% 1/1/2028[1]	57	55
	Fannie Mae Pool #AS8018 3.00% 9/1/2031[1]	36	35
	Fannie Mae Pool #BM4741 3.00% 4/1/2032[1]	21	21
	Fannie Mae Pool #913966 6.00% 2/1/2037[1]	33	34
	Fannie Mae Pool #945680 6.00% 9/1/2037[1]	366	383
	Fannie Mae Pool #924866 4.765% 10/1/2037[1,2]	138	135
	Fannie Mae Pool #988588 5.50% 8/1/2038[1]	175	180
	Fannie Mae Pool #889982 5.50% 11/1/2038[1]	788	812
	Fannie Mae Pool #AB1297 5.00% 8/1/2040[1]	180	183
	Fannie Mae Pool #AH8144 5.00% 4/1/2041[1]	775	779
	Fannie Mae Pool #AH9479 5.00% 4/1/2041[1]	725	736
	Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]	153,419	131,585
	Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]	813	826
	Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]	445	452
	Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]	374	380
	Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]	255	259
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]	9,218	7,883
	Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]	2,424	2,071
	Fannie Mae Pool #AZ3904 4.00% 5/1/2045[1]	40	39
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]	1,866	1,742
	Fannie Mae Pool #AL8522 3.50% 5/1/2046[1]	807	757
	Fannie Mae Pool #BD1968 4.00% 7/1/2046[1]	771	742
	Fannie Mae Pool #BD5477 4.00% 7/1/2046[1]	132	127
	Fannie Mae Pool #BM5148 4.00% 10/1/2046[1]	5,076	4,883
	Fannie Mae Pool #BE0592 4.00% 11/1/2046[1]	305	290
	Fannie Mae Pool #BE8885 4.00% 3/1/2047[1]	873	840
	Fannie Mae Pool #MA3058 4.00% 7/1/2047[1]	38	37
	Fannie Mae Pool #CA0770 3.50% 11/1/2047[1]	4,301	4,016
	Fannie Mae Pool #BJ1515 4.00% 11/1/2047[1]	2,375	2,291
	Fannie Mae Pool #CA0706 4.00% 11/1/2047[1]	82	79
	Fannie Mae Pool #BM4413 4.50% 12/1/2047[1]	2,456	2,425
	Fannie Mae Pool #CA1189 3.50% 2/1/2048[1]	1,284	1,201
	Fannie Mae Pool #BJ5749 4.00% 5/1/2048[1]	16	15
	Fannie Mae Pool #BF0293 3.00% 7/1/2048[1]	6,279	5,685
	Fannie Mae Pool #BF0318 3.50% 8/1/2048[1]	5,045	4,690
	Fannie Mae Pool #BM5349 4.00% 9/1/2048[1]	20,996	20,259
	Fannie Mae Pool #FM4891 3.50% 10/1/2048[1]	19,101	17,834
	Fannie Mae Pool #BM4676 4.00% 10/1/2048[1]	11	11
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]	487	453
	Fannie Mae Pool #CA3807 3.00% 7/1/2049[1]	1,294	1,167
	Fannie Mae Pool #CA3806 3.00% 7/1/2049[1]	838	760
	Fannie Mae Pool #FS5372 3.50% 7/1/2049[1]	2,486	2,321
	Fannie Mae Pool #FM1262 4.00% 7/1/2049[1]	20,647	19,845
	Fannie Mae Pool #FM0007 3.50% 9/1/2049[1]	13,713	12,769
	Fannie Mae Pool #FM1589 3.50% 9/1/2049[1]	3,846	3,581
	Fannie Mae Pool #FM1954 3.50% 11/1/2049[1]	6,075	5,656
	Fannie Mae Pool #FS5313 3.50% 1/1/2050[1]	28,571	26,613
	Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]	5,637	4,876
	Fannie Mae Pool #FM5507 3.00% 7/1/2050[1]	16,520	14,897
	Fannie Mae Pool #CA6309 3.00% 7/1/2050[1]	6,100	5,528
	Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]	1,909	1,705
	Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]	1,113	994
	Fannie Mae Pool #BQ1226 2.00% 9/1/2050[1]	4,194	3,449
	Fannie Mae Pool #BP6715 2.00% 9/1/2050[1]	1	1
	Fannie Mae Pool #FM4256 2.50% 9/1/2050[1]	3,029	2,626
	Fannie Mae Pool #CA7028 2.50% 9/1/2050[1]	1,023	887
	Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]	366	327
	Fannie Mae Pool #CA7325 2.00% 10/1/2050[1]	4,782	3,991
	Fannie Mae Pool #FP0051 2.00% 10/1/2050[1]	2,579	2,124

182	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	USD285	$247
	Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]	1,694	1,513
	Fannie Mae Pool #CA7599 2.50% 11/1/2050[1]	6,875	5,954
	Fannie Mae Pool #FM4897 3.00% 11/1/2050[1]	17,342	15,727
	Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]	1,151	947
	Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]	1,150	1,027
	Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]	7,227	5,945
	Fannie Mae Pool #BR4104 2.00% 1/1/2051[1]	5,747	4,726
	Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]	24,386	20,830
	Fannie Mae Pool #FM6293 3.00% 1/1/2051[1]	72	64
	Fannie Mae Pool #BR2666 2.00% 2/1/2051[1]	440	366
	Fannie Mae Pool #CA8828 2.50% 2/1/2051[1]	5,886	5,076
	Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]	4,755	3,964
	Fannie Mae Pool #MA4282 2.50% 3/1/2051[1]	1,431	1,225
	Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]	31	26
	Fannie Mae Pool #BR6309 2.50% 4/1/2051[1]	4,497	3,837
	Fannie Mae Pool #MA4306 2.50% 4/1/2051[1]	4,065	3,481
	Fannie Mae Pool #CB0191 3.00% 4/1/2051[1]	3,452	3,084
	Fannie Mae Pool #CB0193 3.00% 4/1/2051[1]	416	371
	Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]	18	15
	Fannie Mae Pool #FM7803 2.00% 6/1/2051[1]	570	475
	Fannie Mae Pool #FM7909 3.00% 6/1/2051[1]	324	289
	Fannie Mae Pool #FM7510 3.00% 6/1/2051[1]	224	200
	Fannie Mae Pool #FM7957 2.50% 7/1/2051[1]	17,109	14,724
	Fannie Mae Pool #CB0988 2.50% 7/1/2051[1]	14,957	12,868
	Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	496	428
	Fannie Mae Pool #FM8442 2.50% 8/1/2051[1]	8,656	7,389
	Fannie Mae Pool #FS1057 2.50% 8/1/2051[1]	171	146
	Fannie Mae Pool #CB1304 3.00% 8/1/2051[1]	1,541	1,382
	Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]	1,181	1,011
	Fannie Mae Pool #FS4628 3.00% 10/1/2051[1]	3,657	3,264
	Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]	145	119
	Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]	1,092	974
	Fannie Mae Pool #MA4493 2.50% 12/1/2051[1]	433	368
	Fannie Mae Pool #CB2787 3.50% 12/1/2051[1]	26	24
	Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]	1,116	996
	Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]	19,707	16,135
	Fannie Mae Pool #BV3023 2.00% 2/1/2052[1]	12,616	10,325
	Fannie Mae Pool #CB2765 2.00% 2/1/2052[1]	6,461	5,316
	Fannie Mae Pool #BV3083 2.00% 2/1/2052[1]	815	667
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]	37,582	33,914
	Fannie Mae Pool #BV4172 2.00% 3/1/2052[1]	4,095	3,349
	Fannie Mae Pool #BV4128 2.00% 3/1/2052[1]	4,069	3,331
	Fannie Mae Pool #BV3101 2.00% 3/1/2052[1]	2,240	1,833
	Fannie Mae Pool #BV4118 2.00% 3/1/2052[1]	1,245	1,018
	Fannie Mae Pool #BV4169 2.00% 3/1/2052[1]	932	763
	Fannie Mae Pool #FS1655 4.00% 4/1/2052[1]	312	296
	Fannie Mae Pool #CB3597 3.50% 5/1/2052[1]	480	441
	Fannie Mae Pool #BW1931 5.00% 6/1/2052[1]	3,392	3,360
	Fannie Mae Pool #BT8262 5.00% 6/1/2052[1]	1,421	1,408
	Fannie Mae Pool #FS3539 3.50% 7/1/2052[1]	1,914	1,757
	Fannie Mae Pool #BW0959 5.00% 7/1/2052[1]	3,197	3,165
	Fannie Mae Pool #MA4731 3.50% 9/1/2052[1]	9,436	8,664
	Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]	289	280
	Fannie Mae Pool #BW8497 4.50% 9/1/2052[1]	62	60
	Fannie Mae Pool #CB4852 4.50% 10/1/2052[1]	56,256	54,571
	Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]	2,761	2,681
	Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]	3,312	3,335
	Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]	2,947	2,969
	Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]	236	243
	Fannie Mae Pool #BX1132 4.50% 11/1/2052[1]	952	924

American Funds Insurance Series	183

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #BX5673 5.00% 12/1/2052[1]	USD136		$134
	Fannie Mae Pool #MA4842 5.50% 12/1/2052[1]	5,695		5,732
	Fannie Mae Pool #CB5778 6.00% 12/1/2052[1]	46		47
	Fannie Mae Pool #BX5927 4.00% 1/1/2053[1]	315		298
	Fannie Mae Pool #MA4918 5.00% 2/1/2053[1]	677		670
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]	8,818		8,861
	Fannie Mae Pool #BW5268 4.00% 3/1/2053[1]	418		395
	Fannie Mae Pool #CB5986 5.00% 3/1/2053[1]	162		160
	Fannie Mae Pool #BX7779 5.50% 3/1/2053[1]	4,662		4,691
	Fannie Mae Pool #BX7949 6.00% 3/1/2053[1]	1,022		1,038
	Fannie Mae Pool #MA4977 4.50% 4/1/2053[1]	731		709
	Fannie Mae Pool #BX9041 5.00% 4/1/2053[1]	96		95
	Fannie Mae Pool #BY0130 5.50% 4/1/2053[1]	993		999
	Fannie Mae Pool #CB6033 6.00% 4/1/2053[1]	22,229		22,623
	Fannie Mae Pool #FS4919 2.50% 5/1/2053[1]	1,933		1,646
	Fannie Mae Pool #BX9827 5.00% 5/1/2053[1]	64,824		64,153
	Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]	3,187		3,157
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]	6,876		6,906
	Fannie Mae Pool #BY1592 5.50% 5/1/2053[1]	987		993
	Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]	8,693		8,830
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]	12,111		12,165
	Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]	7,842		7,893
	Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]	4,603		4,676
	Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]	2,863		2,914
	Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]	2,054		2,090
	Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]	51,368		50,831
	Fannie Mae Pool #BY4459 5.00% 7/1/2053[1]	675		668
	Fannie Mae Pool #BU4112 5.00% 7/1/2053[1]	99		98
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]	9,141		9,183
	Fannie Mae Pool #FS5749 6.50% 9/1/2053[1]	20,790		21,312
	Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]	494		496
	Fannie Mae Pool #MA5166 6.00% 10/1/2053[1]	176		178
	Fannie Mae Pool #MA5167 6.50% 10/1/2053[1]	21,213		21,746
	Fannie Mae Pool #MA5190 5.50% 11/1/2053[1]	5,502		5,526
	Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]	99,368		100,918
	Fannie Mae Pool #MA5192 6.50% 11/1/2053[1]	26,581		27,248
	Fannie Mae Pool #BF0145 3.50% 3/1/2057[1]	10,787		9,799
	Fannie Mae Pool #BF0264 3.50% 5/1/2058[1]	8,204		7,452
	Fannie Mae Pool #BF0332 3.00% 1/1/2059[1]	17,627		15,537
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]	20,676		17,746
	Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]	1,219		1,185
	Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,2]	—	[3]	—	[3]
	Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[1]	5		5
	Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[1]	16		17
	Fannie Mae, Series 2002-W1, Class 2A, 4.68% 2/25/2042[1,2]	19		18
	Freddie Mac Pool #ZS8507 3.00% 11/1/2028[1]	84		81
	Freddie Mac Pool #ZK7590 3.00% 1/1/2029[1]	1,738		1,684
	Freddie Mac Pool #A15120 5.50% 10/1/2033[1]	46		48
	Freddie Mac Pool #QN1073 3.00% 12/1/2034[1]	35		33
	Freddie Mac Pool #G05196 5.50% 10/1/2038[1]	44		46
	Freddie Mac Pool #G05267 5.50% 12/1/2038[1]	33		34
	Freddie Mac Pool #G06020 5.50% 12/1/2039[1]	63		65
	Freddie Mac Pool #G05860 5.50% 2/1/2040[1]	230		238
	Freddie Mac Pool #RB5071 2.00% 9/1/2040[1]	2,071		1,783
	Freddie Mac Pool #A93948 4.50% 9/1/2040[1]	147		147
	Freddie Mac Pool #SC0149 2.00% 3/1/2041[1]	6,177		5,314
	Freddie Mac Pool #G06868 4.50% 4/1/2041[1]	157		157
	Freddie Mac Pool #RB0544 2.00% 6/1/2041[1]	10,691		9,167
	Freddie Mac Pool #G06841 5.50% 6/1/2041[1]	367		379
	Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]	2,423		2,072
	Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]	2,379		2,032

184	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	USD5,100	$4,356
	Freddie Mac Pool #Z40130 3.00% 1/1/2046[1]	18,530	17,065
	Freddie Mac Pool #ZT2100 3.00% 4/1/2047[1]	101	92
	Freddie Mac Pool #SD0470 4.00% 11/1/2047[1]	920	884
	Freddie Mac Pool #G08789 4.00% 11/1/2047[1]	563	545
	Freddie Mac Pool #G61733 3.00% 12/1/2047[1]	4,714	4,287
	Freddie Mac Pool #G67709 3.50% 3/1/2048[1]	12,138	11,406
	Freddie Mac Pool #ZT2265 4.00% 8/1/2048[1]	891	855
	Freddie Mac Pool #G61628 3.50% 9/1/2048[1]	290	272
	Freddie Mac Pool #Q58494 4.00% 9/1/2048[1]	1,238	1,193
	Freddie Mac Pool #ZN4842 3.50% 4/1/2049[1]	697	650
	Freddie Mac Pool #RA1369 3.50% 9/1/2049[1]	1,805	1,680
	Freddie Mac Pool #SD7508 3.50% 10/1/2049[1]	9,887	9,222
	Freddie Mac Pool #QA4673 3.00% 11/1/2049[1]	27,054	24,397
	Freddie Mac Pool #QB1368 2.50% 7/1/2050[1]	5,424	4,702
	Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]	396	354
	Freddie Mac Pool #SI2077 2.00% 9/1/2050[1]	2,081	1,715
	Freddie Mac Pool #SD8090 2.00% 9/1/2050[1]	1,283	1,056
	Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]	1,915	1,710
	Freddie Mac Pool #SD7525 2.50% 10/1/2050[1]	6,796	5,891
	Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]	1,326	1,091
	Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]	12,145	10,403
	Freddie Mac Pool #QB8605 2.00% 2/1/2051[1]	477	397
	Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]	108	89
	Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]	78,386	64,383
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]	1,381	1,135
	Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]	1,244	1,106
	Freddie Mac Pool #SD1852 2.50% 6/1/2051[1]	13,009	11,104
	Freddie Mac Pool #QC2817 2.50% 6/1/2051[1]	2,624	2,257
	Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]	6,619	5,949
	Freddie Mac Pool #RA5836 2.50% 9/1/2051[1]	18,045	15,505
	Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]	1,213	1,083
	Freddie Mac Pool #SD2880 3.00% 10/1/2051[1]	7,324	6,535
	Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]	2,029	1,820
	Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]	1,541	1,328
	Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]	1,398	1,248
	Freddie Mac Pool #QD2025 3.50% 11/1/2051[1]	1,112	1,020
	Freddie Mac Pool #QD3310 3.00% 12/1/2051[1]	20	18
	Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]	10,186	8,774
	Freddie Mac Pool #SD0855 2.50% 1/1/2052[1]	4,234	3,605
	Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]	4,475	4,013
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]	743	686
	Freddie Mac Pool #QD8207 2.00% 3/1/2052[1]	2,691	2,203
	Freddie Mac Pool #QD8010 2.00% 3/1/2052[1]	98	80
	Freddie Mac Pool #QD7603 2.00% 3/1/2052[1]	6	5
	Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]	15,685	14,397
	Freddie Mac Pool #QE4855 3.50% 6/1/2052[1]	67	61
	Freddie Mac Pool #QE4084 6.50% 6/1/2052[1]	286	296
	Freddie Mac Pool #QE5698 5.00% 7/1/2052[1]	2,103	2,084
	Freddie Mac Pool #SD7556 3.00% 8/1/2052[1]	638	571
	Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]	78	76
	Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]	354	344
	Freddie Mac Pool #QF1205 4.50% 9/1/2052[1]	293	284
	Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]	89	86
	Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]	53	51
	Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]	35	34
	Freddie Mac Pool #RA8059 5.50% 10/1/2052[1]	6,689	6,736
	Freddie Mac Pool #SD1896 4.00% 11/1/2052[1]	18,953	18,217
	Freddie Mac Pool #SD1894 4.00% 11/1/2052[1]	6,509	6,260
	Freddie Mac Pool #QF2926 5.00% 11/1/2052[1]	12,919	12,803
	Freddie Mac Pool #QF2692 5.00% 11/1/2052[1]	3,602	3,569

American Funds Insurance Series	185

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]	USD2,347	$2,362
	Freddie Mac Pool #QF2862 6.50% 11/1/2052[1]	62	64
	Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]	48	49
	Freddie Mac Pool #SD2065 4.00% 12/1/2052[1]	1,079	1,021
	Freddie Mac Pool #RA8200 4.00% 12/1/2052[1]	688	651
	Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]	217	215
	Freddie Mac Pool #SD8298 4.50% 2/1/2053[1]	16,569	16,073
	Freddie Mac Pool #QF7144 5.50% 2/1/2053[1]	4,883	4,915
	Freddie Mac Pool #SD8314 4.50% 4/1/2053[1]	213	206
	Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]	5,164	5,117
	Freddie Mac Pool #QG1268 5.00% 4/1/2053[1]	665	658
	Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]	605	599
	Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]	12,989	13,049
	Freddie Mac Pool #QG1023 5.50% 4/1/2053[1]	4,684	4,713
	Freddie Mac Pool #QG2977 4.00% 5/1/2053[1]	211	200
	Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]	36	35
	Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]	9,582	9,624
	Freddie Mac Pool #QG3365 5.50% 5/1/2053[1]	4,965	4,988
	Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]	2,775	2,792
	Freddie Mac Pool #QG5002 4.00% 6/1/2053[1]	595	563
	Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]	1,661	1,644
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]	25,348	25,460
	Freddie Mac Pool #SD3083 6.00% 6/1/2053[1]	3,386	3,443
	Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]	876	901
	Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]	756	778
	Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]	711	737
	Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]	692	720
	Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]	480	500
	Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]	365	377
	Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]	268	274
	Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]	197	206
	Freddie Mac Pool #QG6067 4.00% 7/1/2053[1]	555	524
	Freddie Mac Pool #QG7958 4.00% 7/1/2053[1]	67	64
	Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]	40,419	39,997
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]	57,146	57,390
	Freddie Mac Pool #QG8958 4.00% 8/1/2053[1]	496	469
	Freddie Mac Pool #QG9629 4.00% 8/1/2053[1]	407	384
	Freddie Mac Pool #SD8362 5.50% 9/1/2053[1]	1,447	1,453
	Freddie Mac Pool #QH0474 6.00% 9/1/2053[1]	30,265	30,737
	Freddie Mac Pool #QH1059 6.00% 9/1/2053[1]	23,160	23,532
	Freddie Mac Pool #QH1296 6.00% 9/1/2053[1]	17,404	17,680
	Freddie Mac Pool #QH0851 6.00% 9/1/2053[1]	15,802	16,053
	Freddie Mac Pool #SD3825 6.50% 9/1/2053[1]	314,121	322,008
	Freddie Mac Pool #SD8367 5.50% 10/1/2053[1]	1,832	1,840
	Freddie Mac Pool #SD8368 6.00% 10/1/2053[1]	29,800	30,265
	Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]	5,120	5,249
	Freddie Mac Pool #SD8372 5.50% 11/1/2053[1]	6,368	6,395
	Freddie Mac Pool #SD8373 6.00% 11/1/2053[1]	12,925	13,126
	Freddie Mac Pool #SD8385 6.50% 12/1/2053[1]	6,399	6,560
	Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]	5,410	5,433
	Freddie Mac Pool #SD8396 6.00% 1/1/2054[1]	16,744	17,006
	Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[1]	48	48
	Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[1]	114	116
	Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[1,2]	3,461	3,458
	Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[1]	108	92
	Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[1]	98	84
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]	7,249	6,850
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]	1,703	1,606

186	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	USD9,590	$9,072
	Government National Mortgage Assn. 3.00% 1/1/2054[1,4]	411	372
	Government National Mortgage Assn. 4.00% 1/1/2054[1,4]	4,000	3,819
	Government National Mortgage Assn. 5.50% 1/1/2054[1,4]	53,595	53,988
	Government National Mortgage Assn. 6.00% 1/1/2054[1,4]	25	25
	Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[1]	10,853	10,468
	Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[1]	30	30
	Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[1]	4,564	4,511
	Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[1]	10,089	9,485
	Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]	2,182	1,849
	Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]	3,795	3,216
	Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[1]	9,007	7,765
	Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]	3,263	2,807
	Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]	3,239	2,777
	Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[1]	4,995	4,318
	Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[1]	4,621	4,041
	Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]	3,753	3,228
	Government National Mortgage Assn. Pool #MA8148 3.00% 7/20/2052[1]	5,618	5,087
	Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]	24,576	22,882
	Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[1]	8,710	8,314
	Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[1]	3,826	3,652
	Government National Mortgage Assn. Pool #MA8799 4.50% 4/20/2053[1]	3,843	3,750
	Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]	20,238	19,747
	Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[1]	3,516	3,491
	Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[1]	8,423	8,219
	Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053[1]	13,750	13,417
	Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]	1,517	1,157
	Uniform Mortgage-Backed Security 2.00% 1/1/2039[1,4]	3,499	3,138
	Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,4]	4,156	3,830
	Uniform Mortgage-Backed Security 2.00% 2/1/2039[1,4]	2,346	2,090
	Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,4]	3,389	3,124
	Uniform Mortgage-Backed Security 2.00% 1/1/2054[1,4]	100,436	82,107
	Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,4]	212,594	180,887
	Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,4]	87,960	77,821
	Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,4]	66,858	61,342
	Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,4]	154,909	146,528
	Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,4]	228,894	221,902
	Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,4]	22,426	22,189
	Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,4]	113,139	113,634
	Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,4]	17,798	18,073
	Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,4]	82,390	84,994
	Uniform Mortgage-Backed Security 3.50% 2/1/2054[1,4]	26,140	24,008
	Uniform Mortgage-Backed Security 4.00% 2/1/2054[1,4]	70,855	67,083
	Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,4]	44,700	43,361
	Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,4]	113,650	112,496
	Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,4]	51,000	51,231
	Uniform Mortgage-Backed Security 6.00% 2/1/2054[1,4]	299,110	303,725
	Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,4]	3,500	3,587
	Uniform Mortgage-Backed Security 6.00% 3/1/2054[1,4]	201,300	204,060

			4,146,468

Commercial mortgage-backed securities 1.72%	AMSR Trust, Series 2023-SFR2, Class A, 3.95% 6/17/2040[1,5]	389	367
	Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[1]	770	732
	Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[1]	100	94
	Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[1,2]	3,500	3,633
	Bank Commercial Mortgage Trust, Series 2023-5YR3, Class AS, 7.315% 9/15/2056[1,2]	684	723
	Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[1,2]	500	532
	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[1]	205	194

American Funds Insurance Series	187

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[1]	USD126	$119
	Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[1,2]	2,444	2,362
	Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[1]	1,018	892
	Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[1]	295	252
	Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[1]	2,541	2,402
	Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[1,2]	781	751
	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,2,5]	8,575	8,539
	BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.26% 4/15/2037[1,2,5]	3,822	3,773
	BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[1,2,5]	8,476	8,505
	BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[1,2,5]	14,727	14,364
	BX Trust, Series 2021-VOLT, Class B, (1-month USD CME Term SOFR + 1.064%) 6.426% 9/15/2036[1,2,5]	570	556
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[1,2,5]	5,292	5,179
	BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.773% 10/15/2036[1,2,5]	995	964
	BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 7.122% 10/15/2036[1,2,5]	996	964
	BX Trust, Series 2021-RISE, Class A, (1-month USD CME Term SOFR + 0.862%) 6.224% 11/15/2036[1,2,5]	11,575	11,397
	BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[1,2,5]	4,505	4,477
	BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[1,2,5]	3,499	3,446
	BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 6.346% 6/15/2038[1,2,5]	405	397
	BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.576% 6/15/2038[1,2,5]	274	269
	BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 6.876% 6/15/2038[1,2,5]	693	678
	BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 6.326% 11/15/2038[1,2,5]	9,979	9,848
	BX Trust, Series 2021-ACNT, Class B, (1-month USD CME Term SOFR + 1.364%) 6.726% 11/15/2038[1,2,5]	339	334
	BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.976% 11/15/2038[1,2,5]	100	98
	BX Trust, Series 2021-ACNT, Class D, (1-month USD CME Term SOFR + 1.964%) 7.326% 11/15/2038[1,2,5]	151	148
	BX Trust, Series 2022-GPA, Class A, (1-month USD CME Term SOFR + 2.165%) 7.532% 10/15/2039[1,2,5]	3,198	3,206
	BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.643% 6/15/2040[1,2,5]	3,891	3,903
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[1,2,5]	19,044	19,310
	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[1]	610	582
	Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[1]	350	346
	CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[1]	1,137	1,108
	DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043[1,2,5]	8,924	8,874
	DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[1,5]	966	998
	DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/10/2040[1,5]	1,121	1,154
	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.14% 9/10/2040[1,2,5]	862	886
	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[1]	200	186
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[1,2,5]	2,688	2,666

188	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)	Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 6.856% 7/15/2038[1,2,5]	USD613	$604
	Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.176% 7/15/2038[1,2,5]	836	824
	Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD CME Term SOFR + 2.364%) 7.726% 7/15/2038[1,2,5]	640	630
	FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[1]	2,432	2,474
	Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[1,5]	449	435
	FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[1,5]	1,212	1,261
	Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[1,5]	1,897	1,536
	Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.348%) 6.252% 12/15/2036[1,2,5]	3,894	3,881
	GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[1]	400	369
	GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[1]	100	94
	GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[1]	1,536	1,296
	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[1]	2,107	2,095
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[1]	640	600
	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[1]	240	223
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[1,5]	7,867	6,630
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[1,2]	2,040	1,920
	MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.277% 4/15/2038[1,2,5]	142	141
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[1]	5,166	5,098
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[1]	410	396
	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[1]	245	233
	Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[1]	730	683
	SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[1,5]	4,065	3,367
	SREIT Trust, Series 2021-FLWR, Class A, (1-month USD CME Term SOFR + 0.691%) 6.053% 7/15/2036[1,2,5]	9,351	9,186
	SREIT Trust, Series 2021-FLWR, Class B, (1-month USD CME Term SOFR + 1.04%) 6.402% 7/15/2036[1,2,5]	1,000	981
	SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[1,2,5]	8,362	8,231
	SREIT Trust, Series 2021-MFP, Class B, (1-month USD CME Term SOFR + 1.194%) 6.556% 11/15/2038[1,2,5]	252	247
	SREIT Trust, Series 2021-MFP, Class C, (1-month USD CME Term SOFR + 1.443%) 6.805% 11/15/2038[1,2,5]	135	132
	Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789% 9/15/2048[1]	2,373	2,300
	Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[1]	2,550	2,444
	Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[1]	1,019	916
	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[1]	205	195

			189,630

American Funds Insurance Series	189

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 1.02%	Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,2,5]	USD2,406	$1,976
	Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[1,5]	112	104
	Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,5,6]	5,355	4,965
	BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[1,2,5]	791	716
	BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[1,2,5]	443	423
	BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,5]	4,470	4,054
	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,2,5]	2,149	2,081
	Cascade Funding Mortgage Trust, Series 2023-HB12, Class A, 4.25% 4/25/2033[1,2,5]	445	432
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,2,5]	1,102	1,056
	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,2,5]	6,182	5,812
	Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,2,5]	182	166
	COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,2,5]	1,411	1,202
	Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 8.087% 5/25/2042[1,2,5]	262	270
	Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[1,2,5]	609	621
	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[1,2,5]	3,254	3,325
	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[1,2,5]	2,224	2,241
	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[1,2,5]	1,243	1,248
	Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[1,5]	1,545	1,430
	Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[1,5]	1,975	2,197
	Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[1,5]	2,498	2,784
	Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[1,2,5]	1,950	1,606
	Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[1,2,5]	1,817	1,495
	Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[1,2,5]	1,910	1,576
	Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,2,5]	2,985	2,459
	Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[1,2,5]	2,085	1,715
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.337% 4/25/2042[1,2,5]	1,199	1,211
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.537% 5/25/2042[1,2,5]	58	58
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 8.287% 6/25/2042[1,2,5]	219	225
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[1,2,5]	452	457
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 9.037% 9/25/2042[1,2,5]	1,519	1,601
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[1,2,5]	2,274	2,310
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (30-day Average USD-SOFR + 6.114%) 11.452% 8/25/2050[1,2,5]	814	916
	GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,2,5]	3,050	2,652
	Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[1,5]	5,021	4,542
	Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[1,2,5]	833	686
	Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,5,6]	3,090	3,072
	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,2,5]	759	735
	Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,5,6]	2,327	2,254
	Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[1,2,5]	16,160	16,103
	MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[1,2,5]	2,663	2,364
	PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[1,2,5]	3,280	2,750
	Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,5]	1,120	1,047

190	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,2,5]	USD1,555	$1,502
	Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,5]	9,310	8,233
	Treehouse Park Improvement Association No.1 9.75% 12/1/2033[5,7]	1,680	1,561
	Tricon Residential Trust, Series 2023-SFR2, Class A, 5.00% 12/17/2028[1,5]	4,722	4,662
	Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,5]	5,033	4,595
	Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[1,5]	2,227	2,202

			111,692

	Total mortgage-backed obligations		4,447,790

Corporate bonds, notes & loans 31.70%
Financials 9.85%	AerCap Ireland Capital DAC 1.65% 10/29/2024	1,568	1,514
	AerCap Ireland Capital DAC 6.50% 7/15/2025	1,798	1,822
	AerCap Ireland Capital DAC 1.75% 1/30/2026	2,841	2,640
	AerCap Ireland Capital DAC 2.45% 10/29/2026	10,289	9,531
	AerCap Ireland Capital DAC 6.45% 4/15/2027[5]	3,994	4,138
	AerCap Ireland Capital DAC 5.75% 6/6/2028	4,065	4,164
	AerCap Ireland Capital DAC 3.00% 10/29/2028	9,124	8,335
	AerCap Ireland Capital DAC 3.30% 1/30/2032	7,869	6,851
	AerCap Ireland Capital DAC 3.40% 10/29/2033	3,939	3,385
	AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[5,6]	1,597	1,684
	Ally Financial, Inc. 5.125% 9/30/2024	1,500	1,489
	Ally Financial, Inc. 8.00% 11/1/2031	6,872	7,504
	American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[6]	604	616
	American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[6]	359	390
	American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033)[6]	4,565	4,559
	American International Group, Inc. 5.125% 3/27/2033	2,749	2,792
	Aon Corp. 5.35% 2/28/2033	1,083	1,111
	Banco Santander, SA 5.147% 8/18/2025	4,000	3,978
	Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[6]	1,400	1,267
	Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[6]	1,970	1,894
	Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[6]	2,507	2,503
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[6]	1,487	1,363
	Bank of America Corp. 2.551% 2/4/2028 (USD-SOFR + 1.05% on 2/4/2027)[6]	4,295	3,981
	Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[6]	2,635	2,577
	Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[6]	9,480	9,545
	Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[6]	2,773	2,445
	Bank of America Corp. 2.592% 4/29/2031 (USD-SOFR + 2.15% on 4/29/2030)[6]	4,902	4,227
	Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[6]	21,177	17,204
	Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[6]	36,155	29,536
	Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[6]	11,270	11,302
	Bank of America Corp. 5.872% 9/15/2034 (USD-SOFR + 1.84% on 9/15/2033)[6]	4,855	5,085
	Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[5,6]	4,850	4,907
	Bank of Montreal 5.30% 6/5/2026	1,370	1,384
	Bank of Nova Scotia (The) 5.25% 6/12/2028	1,370	1,392
	Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[6]	4,525	4,509
	Barclays PLC 5.829% 5/9/2027 (USD-SOFR + 2.21% on 5/9/2026)[6]	2,085	2,104
	Barclays PLC 6.49% 9/13/2029 (USD-SOFR + 2.22% on 9/13/2028)[6]	980	1,021
	Barclays PLC 6.224% 5/9/2034 (USD-SOFR + 2.98% on 5/9/2033)[6]	3,530	3,663
	Barclays PLC 6.692% 9/13/2034 (USD-SOFR + 2.62% on 9/13/2033)[6]	420	449
	Block, Inc. 2.75% 6/1/2026	1,975	1,864
	Block, Inc. 3.50% 6/1/2031	825	734
	BNP Paribas SA 1.675% 6/30/2027 (USD-SOFR + 0.912% on 6/30/2026)[5,6]	3,200	2,933
	BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[5,6]	13,134	12,158
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[5,6]	3,594	3,129
	BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[5,6]	5,650	4,783

American Funds Insurance Series	191

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	BPCE SA 5.15% 7/21/2024[5]	USD5,481	$5,435
	BPCE SA 1.625% 1/14/2025[5]	2,980	2,872
	BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[5,6]	4,729	4,404
	BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[5,6]	2,150	2,168
	BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028)[5,6]	5,640	5,945
	BPCE SA 2.277% 1/20/2032 (USD-SOFR + 1.312% on 1/20/2031)[5,6]	250	200
	BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[5,6]	6,195	6,226
	CaixaBank, SA 6.684% 9/13/2027 (USD-SOFR + 2.08% on 9/13/2026)[5,6]	980	1,005
	CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[5,6]	3,650	3,726
	CaixaBank, SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033)[5,6]	700	740
	Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[6]	2,430	2,403
	Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[6]	515	514
	Charles Schwab Corp. (The) 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028)[6]	2,445	2,509
	Charles Schwab Corp. (The) 6.196% 11/17/2029 (USD-SOFR + 1.878% on 11/17/2028)[6]	2,180	2,287
	Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[6]	1,776	1,834
	Charles Schwab Corp. (The) 6.136% 8/24/2034 (USD-SOFR + 2.01% on 8/24/2033)[6]	4,795	5,056
	China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031	526	427
	Chubb INA Holdings, Inc. 3.35% 5/3/2026	2,020	1,967
	Chubb INA Holdings, Inc. 4.35% 11/3/2045	2,015	1,896
	Citibank, NA 5.803% 9/29/2028	4,100	4,284
	Citigroup, Inc. 4.60% 3/9/2026	1,800	1,778
	Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[6]	6,304	5,771
	Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[6]	13,528	12,753
	Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[6]	1,030	879
	Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[6]	3,090	2,780
	Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[6]	995	1,065
	Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[6]	140	145
	Corebridge Financial, Inc. 3.50% 4/4/2025	239	233
	Corebridge Financial, Inc. 3.65% 4/5/2027	3,913	3,766
	Corebridge Financial, Inc. 3.85% 4/5/2029	5,794	5,465
	Corebridge Financial, Inc. 3.90% 4/5/2032	3,964	3,586
	Corebridge Financial, Inc. 4.35% 4/5/2042	361	307
	Corebridge Financial, Inc. 4.40% 4/5/2052	651	547
	Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[5,6]	4,450	4,224
	Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[5,6]	2,450	2,257
	Credit Suisse AG 7.50% 2/15/2028	2,445	2,679
	Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[5,6]	2,990	2,699
	Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[5,6]	2,975	2,885
	Deutsche Bank AG 0.898% 5/28/2024	2,500	2,456
	Deutsche Bank AG 3.70% 5/30/2024	5,150	5,098
	Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[6]	3,673	3,614
	Deutsche Bank AG 4.10% 1/13/2026	7,305	7,106
	Deutsche Bank AG 4.10% 1/13/2026	857	841
	Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[6]	27,047	25,368
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[6]	7,536	6,895
	Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[6]	10,418	9,569
	Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[6]	8,853	9,276
	Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[6]	4,775	5,030
	Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[6]	4,550	3,996
	Deutsche Bank AG 3.729% 1/14/2032 (USD-SOFR + 2.757% on 1/14/2031)[6]	3,235	2,713
	Discover Financial Services 7.964% 11/2/2034 (USD-SOFR Index + 3.37% on 11/2/2033)[6]	1,015	1,130
	DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[5,6]	1,200	1,095
	Eurobank SA 2.00% 5/5/2027 (1-year EUR Mid-Swap + 2.398% on 5/5/2026)[6]	EUR1,080	1,132
	Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027)[6]	1,440	1,482
	Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028)[6]	3,210	3,830
	Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[6]	USD205	214

192	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Five Corners Funding Trust III 5.791% 2/15/2033[5]	USD942	$1,001
	Five Corners Funding Trust IV 5.997% 2/15/2053[5]	360	390
	Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[6]	3,030	2,795
	Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[6]	13,275	12,046
	Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[6]	12,997	11,894
	Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[6]	3,703	3,434
	Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[6]	5,534	5,310
	Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[6]	5,114	5,026
	Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[6]	7,324	6,958
	Goldman Sachs Group, Inc. 6.484% 10/24/2029 (USD-SOFR + 1.77% on 10/24/2028)[6]	1,950	2,070
	Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[6]	10,662	9,156
	Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[6]	3,160	2,307
	Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD CME Term SOFR + 4.096% on 11/10/2026)[6]	1,750	1,714
	HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[6]	5,270	4,839
	HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[6]	14,232	12,433
	HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[6]	5,250	4,385
	HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[6]	4,463	3,710
	HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[6]	2,100	2,233
	Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027	269	253
	Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027	3,206	2,931
	ING Groep NV 6.083% 9/11/2027 (USD-SOFR + 1.56% on 9/11/2026)[6]	1,680	1,716
	ING Groep NV 6.114% 9/11/2034 (USD-SOFR + 1.85% on 9/11/2033)[6]	840	882
	Intercontinental Exchange, Inc. 4.35% 6/15/2029	8,710	8,692
	Intercontinental Exchange, Inc. 4.60% 3/15/2033	4,601	4,583
	Intercontinental Exchange, Inc. 4.95% 6/15/2052	5,327	5,327
	Intesa Sanpaolo SpA 5.017% 6/26/2024[5]	68,143	67,459
	Intesa Sanpaolo SpA 3.25% 9/23/2024[5]	770	756
	Intesa Sanpaolo SpA 5.71% 1/15/2026[5]	15,400	15,334
	Intesa Sanpaolo SpA 3.875% 7/14/2027[5]	6,250	5,824
	Intesa Sanpaolo SpA 3.875% 1/12/2028[5]	1,986	1,845
	Intesa Sanpaolo SpA 7.20% 11/28/2033[5]	2,755	2,939
	Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[5,6]	5,100	5,265
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[5]	705	647
	JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)[6]	5,870	5,734
	JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[6]	2,435	2,345
	JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[6]	3,272	3,220
	JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[6]	323	297
	JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[6]	2,813	2,597
	JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[6]	5,965	5,407
	JPMorgan Chase & Co. 6.07% 10/22/2027 (USD-SOFR + 1.33% on 10/22/2026)[6]	1,400	1,441
	JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[6]	9,282	8,737
	JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[6]	14,951	14,963
	JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD CME Term SOFR + 1.207% on 1/23/2028)[6]	9,600	9,103
	JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD CME Term SOFR + 1.522% on 7/23/2028)[6]	11,980	11,650
	JPMorgan Chase & Co. 5.299% 7/24/2029 (USD-SOFR + 1.45% on 7/24/2028)[6]	2,240	2,274
	JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[6]	55	58
	JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[6]	1,126	916
	JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[6]	3,727	3,154
	JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[6]	5,313	4,435
	JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[6]	553	474
	JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[6]	1,145	1,162
	JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[6]	4,470	4,848
	Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[6]	2,415	2,223

American Funds Insurance Series	193

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[5,6]	USD1,375	$1,399
	KBC Groep NV 6.324% 9/21/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.05% on 9/21/2033)[5,6]	5,875	6,213
	Korea Exchange Bank 3.25% 3/30/2027[5]	1,315	1,258
	Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[6]	2,675	2,582
	Lloyds Banking Group PLC 5.985% 8/7/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.48% on 8/7/2026)[6]	1,625	1,655
	Lloyds Banking Group PLC 5.871% 3/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 3/6/2028)[6]	2,705	2,773
	LPL Holdings, Inc. 6.75% 11/17/2028	3,646	3,889
	Marsh & McLennan Companies, Inc. 5.40% 9/15/2033	490	516
	Marsh & McLennan Companies, Inc. 5.70% 9/15/2053	222	242
	Mastercard, Inc. 4.85% 3/9/2033	287	297
	MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[5,6,8]	1,405	1,513
	MetLife, Inc. 3.60% 11/13/2025	3,490	3,429
	MetLife, Inc. 5.375% 7/15/2033	1,279	1,334
	Metropolitan Life Global Funding I 5.40% 9/12/2028[5]	840	863
	Metropolitan Life Global Funding I 5.15% 3/28/2033[5]	619	630
	Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[6]	2,960	2,855
	Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[6]	6,200	5,668
	Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[6]	2,225	2,027
	Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[6]	2,970	2,750
	Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[6]	2,945	2,865
	Mitsubishi UFJ Financial Group, Inc. 5.422% 2/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.38% on 2/22/2028)[6]	1,430	1,457
	Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[6]	763	775
	Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[6]	4,615	4,219
	Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028)[6]	1,701	1,751
	Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[6]	2,390	2,469
	Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)[6]	3,065	3,056
	Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[6]	2,300	2,262
	Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[6]	13,336	12,187
	Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[6]	9,403	9,451
	Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[6]	21,869	22,007
	Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[6]	85	68
	Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[6]	11,777	9,617
	Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[6]	2,670	2,212
	Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[6]	11,543	11,720
	Morgan Stanley Bank, N.A. 5.882% 10/30/2026	2,775	2,855
	MSCI, Inc. 3.25% 8/15/2033[5]	2,750	2,302
	Nasdaq, Inc. 5.35% 6/28/2028	553	570
	Nasdaq, Inc. 5.55% 2/15/2034	1,178	1,225
	Nasdaq, Inc. 5.95% 8/15/2053	307	330
	Nasdaq, Inc. 6.10% 6/28/2063	100	108
	NatWest Group PLC 5.847% 3/2/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 3/2/2026)[6]	3,555	3,588
	NatWest Group PLC 6.016% 3/2/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 3/2/2033)[6]	1,140	1,198
	Navient Corp. 6.75% 6/25/2025	425	430

194	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Northwestern Mutual Life Insurance Co. (The) 4.90% 6/12/2028[5]	USD2,090	$2,101
	Onemain Finance Corp. 7.125% 3/15/2026	250	255
	PayPal Holdings, Inc. 5.05% 6/1/2052	1,031	1,041
	PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[6]	4,896	5,004
	PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[6]	7,232	8,032
	Royal Bank of Canada 4.90% 1/12/2028	360	364
	Royal Bank of Canada 5.00% 2/1/2033	3,591	3,654
	Santander Holdings USA, Inc. 3.50% 6/7/2024	8,325	8,239
	Santander Holdings USA, Inc. 6.499% 3/9/2029 (USD-SOFR + 2.356% on 3/9/2028)[6]	5,100	5,274
	SMBC Aviation Capital Finance DAC 5.70% 7/25/2033[5]	1,120	1,133
	Standard Chartered PLC 6.296% 7/6/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.58% on 7/6/2033)[5,6]	562	591
	State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[6]	1,640	1,547
	State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[6]	6,337	6,386
	Sumitomo Mitsui Financial Group, Inc. 5.88% 7/13/2026	1,429	1,462
	Sumitomo Mitsui Financial Group, Inc. 2.174% 1/14/2027	1,100	1,017
	Sumitomo Mitsui Financial Group, Inc. 5.80% 7/13/2028	1,045	1,082
	Sumitomo Mitsui Financial Group, Inc. 5.766% 1/13/2033	373	394
	Sumitomo Mitsui Trust Bank, Ltd. 5.55% 9/14/2028[5]	1,400	1,441
	SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[6,9]	1,530	21
	Swedbank AB 6.136% 9/12/2026[5]	2,100	2,143
	Synchrony Financial 4.375% 3/19/2024	3,640	3,628
	Toronto-Dominion Bank (The) 1.95% 1/12/2027	1,060	980
	Toronto-Dominion Bank (The) 5.156% 1/10/2028	7,520	7,639
	Toronto-Dominion Bank (The) 5.523% 7/17/2028	3,480	3,585
	Travelers Companies, Inc. 2.55% 4/27/2050	623	410
	Travelers Companies, Inc. 5.45% 5/25/2053	163	176
	Truist Financial Corp. 6.047% 6/8/2027 (USD-SOFR + 2.05% on 6/8/2026)[6]	1,370	1,395
	Truist Financial Corp. 4.873% 1/26/2029 (USD-SOFR + 1.435% on 1/26/2028)[6]	2,605	2,568
	Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[6]	2,396	2,589
	Truist Financial Corp. 5.122% 1/26/2034 (USD-SOFR + 1.60% on 1/26/2033)[6]	2,750	2,665
	Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[6]	1,223	1,248
	U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[6]	2,440	2,405
	U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[6]	3,119	2,989
	U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[6]	2,662	2,747
	UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[5,6]	850	832
	UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[5,6]	7,609	7,240
	UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[5,6]	11,200	10,279
	UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[5,6]	6,623	5,987
	UBS Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[5,6]	1,265	1,315
	UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028)[5,6]	2,655	2,772
	UBS Group AG 3.126% 8/13/2030 (3-month USD-LIBOR + 1.468% on 8/13/2029)[5,6,8]	1,202	1,074
	UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[5,6]	9,636	8,981
	UBS Group AG 2.095% 2/11/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/11/2031)[5,6]	1,392	1,111
	UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[5,6]	7,869	6,706
	UBS Group AG 2.746% 2/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 2/11/2032)[5,6]	4,038	3,315
	UBS Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[5,6]	9,662	10,317
	UBS Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[5,6]	5,000	6,150
	UniCredit SpA 4.625% 4/12/2027[5]	1,395	1,364
	UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[5,6]	16,130	15,798
	Vigorous Champion International, Ltd. 4.25% 5/28/2029	462	426
	Wells Fargo & Co. 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[6]	3,524	3,456
	Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[6]	6,615	6,314

American Funds Insurance Series	195

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Financials (continued)	Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[6]	USD678	$621
	Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[6]	13,490	13,398
	Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028)[6]	2,545	2,600
	Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[6]	5,785	6,101
	Wells Fargo & Co. 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[6]	19,316	19,411
	Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[6]	188	192
	Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[6]	8,217	8,944
	Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[6]	5,719	5,148
	Willis North America, Inc. 4.65% 6/15/2027	930	921

			1,083,809

Health care 4.05%	Amgen, Inc. 5.507% 3/2/2026	725	725
	Amgen, Inc. 5.15% 3/2/2028	5,326	5,455
	Amgen, Inc. 4.05% 8/18/2029	7,429	7,277
	Amgen, Inc. 2.45% 2/21/2030	5,131	4,552
	Amgen, Inc. 5.25% 3/2/2030	2,854	2,935
	Amgen, Inc. 4.20% 3/1/2033	8,502	8,092
	Amgen, Inc. 5.25% 3/2/2033	7,992	8,197
	Amgen, Inc. 4.875% 3/1/2053	3,360	3,143
	Amgen, Inc. 4.40% 2/22/2062	196	166
	AstraZeneca Finance, LLC 1.75% 5/28/2028	897	803
	AstraZeneca Finance, LLC 4.90% 3/3/2030	66	68
	AstraZeneca Finance, LLC 2.25% 5/28/2031	1,159	1,000
	AstraZeneca Finance, LLC 4.875% 3/3/2033	2,520	2,607
	AstraZeneca PLC 4.00% 1/17/2029	5,920	5,848
	Bausch Health Companies, Inc. 4.875% 6/1/2028[5]	830	501
	Baxter International, Inc. 2.539% 2/1/2032	3,906	3,277
	Bayer US Finance, LLC 6.25% 1/21/2029[5]	2,302	2,355
	Bayer US Finance, LLC 6.375% 11/21/2030[5]	4,478	4,611
	Bayer US Finance, LLC 6.50% 11/21/2033[5]	1,395	1,443
	Bayer US Finance, LLC 6.875% 11/21/2053[5]	578	616
	Bristol-Myers Squibb Co. 5.90% 11/15/2033	4,402	4,798
	Bristol-Myers Squibb Co. 2.55% 11/13/2050	2,113	1,341
	Bristol-Myers Squibb Co. 3.70% 3/15/2052	2,197	1,728
	Bristol-Myers Squibb Co. 6.25% 11/15/2053	1,740	1,993
	Centene Corp. 4.25% 12/15/2027	14,860	14,330
	Centene Corp. 2.45% 7/15/2028	12,410	11,062
	Centene Corp. 4.625% 12/15/2029	14,945	14,347
	Centene Corp. 3.375% 2/15/2030	15,718	14,122
	Centene Corp. 2.50% 3/1/2031	8,550	7,135
	Centene Corp. 2.625% 8/1/2031	2,510	2,085
	CVS Health Corp. 5.125% 2/21/2030	1,720	1,748
	CVS Health Corp. 5.25% 1/30/2031	960	985
	CVS Health Corp. 5.25% 2/21/2033	2,122	2,170
	CVS Health Corp. 5.30% 6/1/2033	2,393	2,457
	CVS Health Corp. 5.625% 2/21/2053	40	41
	CVS Health Corp. 5.875% 6/1/2053	4,897	5,157
	CVS Health Corp. 6.00% 6/1/2063	1,344	1,428
	Elevance Health, Inc. 2.375% 1/15/2025	1,534	1,490
	Elevance Health, Inc. 4.10% 5/15/2032	6,161	5,887
	Elevance Health, Inc. 4.75% 2/15/2033	887	888
	Elevance Health, Inc. 4.55% 5/15/2052	271	248
	Elevance Health, Inc. 5.125% 2/15/2053	784	786
	Eli Lilly and Co. 3.375% 3/15/2029	1,035	996
	Eli Lilly and Co. 4.70% 2/27/2033	5,162	5,296
	Eli Lilly and Co. 4.875% 2/27/2053	4,603	4,765
	Eli Lilly and Co. 4.95% 2/27/2063	144	149
	GE HealthCare Technologies, Inc. 5.65% 11/15/2027	4,895	5,069
	GE HealthCare Technologies, Inc. 5.857% 3/15/2030	207	218

196	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Health care (continued)	GE HealthCare Technologies, Inc. 5.905% 11/22/2032	USD7,896	$8,426
	GE HealthCare Technologies, Inc. 6.377% 11/22/2052	215	250
	Gilead Sciences, Inc. 5.25% 10/15/2033	3,340	3,483
	Gilead Sciences, Inc. 5.55% 10/15/2053	4,978	5,398
	HCA, Inc. 5.20% 6/1/2028	4,165	4,210
	HCA, Inc. 2.375% 7/15/2031	2,233	1,841
	HCA, Inc. 3.625% 3/15/2032	2,400	2,147
	HCA, Inc. 4.625% 3/15/2052	226	192
	Johnson & Johnson 0.95% 9/1/2027	12,708	11,345
	Johnson & Johnson 2.10% 9/1/2040	670	477
	Johnson & Johnson 2.25% 9/1/2050	1,758	1,165
	Laboratory Corporation of America Holdings 1.55% 6/1/2026	773	714
	Laboratory Corporation of America Holdings 4.70% 2/1/2045	3,975	3,673
	Medtronic Global Holdings S.C.A. 4.50% 3/30/2033	1,485	1,486
	Merck & Co., Inc. 1.70% 6/10/2027	3,093	2,837
	Merck & Co., Inc. 4.90% 5/17/2044	380	385
	Merck & Co., Inc. 2.75% 12/10/2051	808	556
	Merck & Co., Inc. 5.00% 5/17/2053	895	921
	Merck & Co., Inc. 5.15% 5/17/2063	208	217
	Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028	1,375	1,375
	Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	4,442	4,454
	Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	3,747	3,828
	Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030	1,558	1,282
	Roche Holdings, Inc. 1.93% 12/13/2028[5]	7,545	6,741
	Roche Holdings, Inc. 2.076% 12/13/2031[5]	9,309	7,842
	Roche Holdings, Inc. 2.607% 12/13/2051[5]	645	434
	Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026	13,390	12,886
	Teva Pharmaceutical Finance Netherlands III BV 7.125% 1/31/2025	45,000	45,427
	Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	68,853	63,802
	Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	26,824	27,441
	Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	46,666	31,653
	Thermo Fisher Scientific, Inc. 5.086% 8/10/2033	985	1,027
	UnitedHealth Group, Inc. 3.75% 7/15/2025	5,410	5,334
	UnitedHealth Group, Inc. 2.00% 5/15/2030	466	403
	UnitedHealth Group, Inc. 4.20% 5/15/2032	1,664	1,629
	UnitedHealth Group, Inc. 3.05% 5/15/2041	1,300	1,017
	UnitedHealth Group, Inc. 4.25% 6/15/2048	960	859
	UnitedHealth Group, Inc. 3.25% 5/15/2051	572	434
	UnitedHealth Group, Inc. 4.95% 5/15/2062	69	68
	Zoetis, Inc. 5.60% 11/16/2032	1,063	1,140

			445,189

Utilities 4.03%	AEP Texas, Inc. 3.45% 5/15/2051	1,380	990
	Alabama Power Co. 3.00% 3/15/2052	3,219	2,253
	Alfa Desarrollo SpA 4.55% 9/27/2051[5]	999	781
	Baltimore Gas and Electric Co. 4.55% 6/1/2052	525	482
	Berkshire Hathaway Energy Co. 4.50% 2/1/2045	5,895	5,465
	Berkshire Hathaway Energy Co. 4.60% 5/1/2053	1,017	908
	Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[5]	2,400	2,250
	Comision Federal de Electricidad 4.688% 5/15/2029[5]	3,655	3,444
	Connecticut Light and Power Co. (The) 2.05% 7/1/2031	1,775	1,474
	Consumers Energy Co. 4.625% 5/15/2033	3,500	3,496
	Consumers Energy Co. 3.10% 8/15/2050	939	692
	DTE Energy Co. 3.00% 3/1/2032	259	230
	Duke Energy Carolinas, LLC 5.35% 1/15/2053	332	341
	Duke Energy Corp. 3.75% 4/15/2024	3,826	3,806
	Duke Energy Florida, LLC 5.875% 11/15/2033	370	399
	Duke Energy Florida, LLC 3.40% 10/1/2046	5,669	4,259
	Duke Energy Florida, LLC 3.00% 12/15/2051	293	200

American Funds Insurance Series	197

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Duke Energy Florida, LLC 5.95% 11/15/2052	USD575	$630
	Duke Energy Progress, LLC 3.70% 9/1/2028	3,750	3,644
	Duke Energy Progress, LLC 2.00% 8/15/2031	1,775	1,467
	Duke Energy Progress, LLC 2.50% 8/15/2050	644	406
	Edison International 4.95% 4/15/2025	175	174
	Edison International 5.75% 6/15/2027	3,181	3,251
	Edison International 4.125% 3/15/2028	4,219	4,079
	Edison International 5.25% 11/15/2028	4,350	4,381
	Edison International 6.95% 11/15/2029	2,425	2,634
	Electricité de France SA 5.70% 5/23/2028[5]	675	699
	Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[6]	EUR2,800	2,757
	Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[5,6]	USD1,025	1,147
	Emera US Finance, LP 0.833% 6/15/2024	600	585
	Emera US Finance, LP 2.639% 6/15/2031	4,400	3,615
	ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[5]	1,310	1,229
	Entergy Louisiana, LLC 4.20% 9/1/2048	6,325	5,268
	Entergy Louisiana, LLC 4.75% 9/15/2052	395	364
	FirstEnergy Corp. 1.60% 1/15/2026	20,066	18,678
	FirstEnergy Corp. 2.65% 3/1/2030	12,524	10,834
	FirstEnergy Corp. 2.25% 9/1/2030	12,602	10,629
	FirstEnergy Corp., Series B, 4.15% 7/15/2027	12,178	11,720
	FirstEnergy Transmission, LLC 2.866% 9/15/2028[5]	4,000	3,631
	Florida Power & Light Co. 5.05% 4/1/2028	1,511	1,546
	Florida Power & Light Co. 4.40% 5/15/2028	1,655	1,659
	Florida Power & Light Co. 2.45% 2/3/2032	1,844	1,585
	Florida Power & Light Co. 5.10% 4/1/2033	7,431	7,675
	Florida Power & Light Co. 4.80% 5/15/2033	1,085	1,098
	Florida Power & Light Co. 5.30% 4/1/2053	1,255	1,315
	Georgia Power Co. 4.65% 5/16/2028	1,050	1,059
	Georgia Power Co. 4.95% 5/17/2033	1,845	1,861
	Georgia Power Co. 3.70% 1/30/2050	190	150
	Israel Electric Corp., Ltd. 4.25% 8/14/2028[5]	10,190	9,563
	Israel Electric Corp., Ltd. 3.75% 2/22/2032[5]	340	290
	Jersey Central Power & Light Co. 2.75% 3/1/2032[5]	525	444
	Mid-Atlantic Interstate Transmission, LLC 4.10% 5/15/2028[5]	425	411
	Mississippi Power Co. 4.25% 3/15/2042	5,020	4,289
	Monongahela Power Co. 3.55% 5/15/2027[5]	1,700	1,629
	NextEra Energy Capital Holdings, Inc. 5.25% 2/28/2053	1,440	1,417
	NiSource, Inc. 5.40% 6/30/2033	650	671
	Oncor Electric Delivery Co., LLC 4.55% 9/15/2032	205	203
	Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[5]	2,650	2,825
	Pacific Gas and Electric Co. 3.40% 8/15/2024	2,000	1,967
	Pacific Gas and Electric Co. 3.15% 1/1/2026	27,543	26,430
	Pacific Gas and Electric Co. 2.95% 3/1/2026	10,850	10,284
	Pacific Gas and Electric Co. 3.30% 3/15/2027	5,645	5,282
	Pacific Gas and Electric Co. 3.30% 12/1/2027	9,512	8,886
	Pacific Gas and Electric Co. 3.00% 6/15/2028	2,542	2,319
	Pacific Gas and Electric Co. 3.75% 7/1/2028	13,075	12,258
	Pacific Gas and Electric Co. 4.65% 8/1/2028	7,900	7,592
	Pacific Gas and Electric Co. 6.10% 1/15/2029	3,760	3,894
	Pacific Gas and Electric Co. 4.55% 7/1/2030	35,449	33,794
	Pacific Gas and Electric Co. 2.50% 2/1/2031	21,597	17,836
	Pacific Gas and Electric Co. 6.15% 1/15/2033	518	538
	Pacific Gas and Electric Co. 6.40% 6/15/2033	11,554	12,169
	Pacific Gas and Electric Co. 6.95% 3/15/2034	1,582	1,740
	Pacific Gas and Electric Co. 3.30% 8/1/2040	9,898	7,260
	Pacific Gas and Electric Co. 3.75% 8/15/2042	106	79
	Pacific Gas and Electric Co. 4.75% 2/15/2044	336	281

198	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Utilities (continued)	Pacific Gas and Electric Co. 4.95% 7/1/2050	USD540	$462
	Pacific Gas and Electric Co. 3.50% 8/1/2050	14,919	10,331
	Pacific Gas and Electric Co. 6.75% 1/15/2053	185	202
	PacifiCorp 4.15% 2/15/2050	475	386
	PacifiCorp 3.30% 3/15/2051	325	226
	PacifiCorp 2.90% 6/15/2052	111	72
	PacifiCorp 5.35% 12/1/2053	1,748	1,684
	PacifiCorp 5.50% 5/15/2054	4,363	4,291
	Public Service Company of Colorado 2.70% 1/15/2051	2,472	1,559
	Public Service Electric and Gas Co. 3.20% 5/15/2029	6,000	5,605
	Public Service Electric and Gas Co. 5.20% 8/1/2033	1,200	1,246
	Public Service Electric and Gas Co. 5.45% 8/1/2053	175	189
	Puget Energy, Inc. 3.65% 5/15/2025	300	293
	Southern California Edison Co. 4.90% 6/1/2026	1,375	1,382
	Southern California Edison Co. 4.20% 3/1/2029	10,726	10,526
	Southern California Edison Co. 2.85% 8/1/2029	6,945	6,336
	Southern California Edison Co. 2.50% 6/1/2031	5,044	4,325
	Southern California Edison Co. 5.95% 11/1/2032	1,100	1,182
	Southern California Edison Co. 5.75% 4/1/2035	4,549	4,747
	Southern California Edison Co. 5.35% 7/15/2035	6,450	6,692
	Southern California Edison Co. 5.625% 2/1/2036	7,051	7,198
	Southern California Edison Co. 5.55% 1/15/2037	3,844	3,858
	Southern California Edison Co. 5.95% 2/1/2038	5,121	5,378
	Southern California Edison Co. 3.60% 2/1/2045	2,417	1,882
	Southern California Edison Co. 4.00% 4/1/2047	9,334	7,629
	Southern California Edison Co. 3.65% 2/1/2050	14,600	11,323
	Southern California Edison Co. 3.65% 6/1/2051	623	470
	Southern California Edison Co. 3.45% 2/1/2052	515	376
	Southwestern Electric Power Co. 1.65% 3/15/2026	3,550	3,307
	Southwestern Electric Power Co. 3.25% 11/1/2051	2,270	1,534
	Union Electric Co. 2.15% 3/15/2032	3,175	2,634
	Virginia Electric & Power 2.30% 11/15/2031	1,700	1,430
	Virginia Electric & Power 2.40% 3/30/2032	2,575	2,169
	WEC Energy Group, Inc. 5.60% 9/12/2026	400	407
	Wisconsin Power and Light Co. 1.95% 9/16/2031	525	427
	Wisconsin Power and Light Co. 3.65% 4/1/2050	1,075	829
	Wisconsin Public Service Corp. 2.85% 12/1/2051	375	248
	Xcel Energy, Inc. 3.30% 6/1/2025	5,650	5,516
	Xcel Energy, Inc. 1.75% 3/15/2027	4,363	3,981
	Xcel Energy, Inc. 2.60% 12/1/2029	1,725	1,547
	Xcel Energy, Inc. 4.60% 6/1/2032	4,600	4,488

			443,958

Consumer discretionary 3.49%	Alibaba Group Holding, Ltd. 4.00% 12/6/2037	200	172
	Allied Universal Holdco, LLC 4.625% 6/1/2028[5]	335	305
	Amazon.com, Inc. 1.65% 5/12/2028	3,860	3,477
	Amazon.com, Inc. 3.45% 4/13/2029	600	582
	Amazon.com, Inc. 2.875% 5/12/2041	650	511
	Amazon.com, Inc. 3.10% 5/12/2051	5,705	4,246
	Amazon.com, Inc. 3.95% 4/13/2052	1,635	1,432
	Amazon.com, Inc. 3.25% 5/12/2061	4,100	3,012
	Amazon.com, Inc. 4.10% 4/13/2062	470	416
	Atlas LuxCo 4 SARL 4.625% 6/1/2028[5]	255	233
	Bath & Body Works, Inc. 6.875% 11/1/2035	740	750
	BMW US Capital, LLC 3.45% 4/1/2027[5]	1,075	1,035
	BMW US Capital, LLC 5.05% 8/11/2028[5]	1,890	1,926
	BMW US Capital, LLC 3.70% 4/1/2032[5]	1,350	1,259
	Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[5]	4,950	4,772
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[5]	3,567	3,440

American Funds Insurance Series	199

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Daimler Trucks Finance North America, LLC 5.40% 9/20/2028[5]	USD832	$849
	Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[5]	3,230	2,879
	Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[5]	8,174	6,787
	Daimler Trucks Finance North America, LLC 5.50% 9/20/2033[5]	691	705
	Ford Motor Co. 3.25% 2/12/2032	620	516
	Ford Motor Credit Co., LLC 5.125% 6/16/2025	3,870	3,823
	Ford Motor Credit Co., LLC 6.95% 3/6/2026	855	876
	Ford Motor Credit Co., LLC 6.95% 6/10/2026	755	775
	Ford Motor Credit Co., LLC 2.70% 8/10/2026	200	185
	Ford Motor Credit Co., LLC 4.271% 1/9/2027	18,742	17,986
	Ford Motor Credit Co., LLC 4.95% 5/28/2027	485	474
	Ford Motor Credit Co., LLC 4.125% 8/17/2027	39,480	37,409
	Ford Motor Credit Co., LLC 3.815% 11/2/2027	3,990	3,728
	Ford Motor Credit Co., LLC 7.35% 11/4/2027	7,549	7,966
	Ford Motor Credit Co., LLC 6.80% 5/12/2028	2,030	2,122
	Ford Motor Credit Co., LLC 6.798% 11/7/2028	762	798
	Ford Motor Credit Co., LLC 2.90% 2/10/2029	1,065	934
	Ford Motor Credit Co., LLC 5.113% 5/3/2029	9,854	9,591
	Ford Motor Credit Co., LLC 7.35% 3/6/2030	10,668	11,469
	Ford Motor Credit Co., LLC 7.20% 6/10/2030	1,015	1,082
	Ford Motor Credit Co., LLC 7.122% 11/7/2033	688	742
	General Motors Co. 6.125% 10/1/2025	22,221	22,526
	General Motors Co. 5.40% 10/15/2029	781	795
	General Motors Co. 5.40% 4/1/2048	5,200	4,758
	General Motors Financial Co., Inc. 1.05% 3/8/2024	4,200	4,163
	General Motors Financial Co., Inc. 4.35% 4/9/2025	11,358	11,196
	General Motors Financial Co., Inc. 1.50% 6/10/2026	6,712	6,153
	General Motors Financial Co., Inc. 2.35% 2/26/2027	9,771	9,000
	General Motors Financial Co., Inc. 2.40% 4/10/2028	13,909	12,489
	General Motors Financial Co., Inc. 5.80% 6/23/2028	2,595	2,668
	General Motors Financial Co., Inc. 2.40% 10/15/2028	464	412
	General Motors Financial Co., Inc. 3.60% 6/21/2030	465	422
	General Motors Financial Co., Inc. 2.35% 1/8/2031	4,351	3,599
	General Motors Financial Co., Inc. 2.70% 6/10/2031	3,980	3,339
	General Motors Financial Co., Inc. 6.40% 1/9/2033	2,389	2,544
	Grand Canyon University 4.125% 10/1/2024	4,190	3,960
	Hanesbrands, Inc. 9.00% 2/15/2031[5]	528	518
	Home Depot, Inc. 2.95% 6/15/2029	4,641	4,365
	Home Depot, Inc. 4.50% 12/6/2048	1,915	1,808
	Hyundai Capital America 3.40% 6/20/2024[5]	8,180	8,084
	Hyundai Capital America 1.00% 9/17/2024[5]	605	586
	Hyundai Capital America 2.65% 2/10/2025[5]	11,383	11,051
	Hyundai Capital America 1.80% 10/15/2025[5]	13,274	12,481
	Hyundai Capital America 6.25% 11/3/2025[5]	825	838
	Hyundai Capital America 1.30% 1/8/2026[5]	6,000	5,542
	Hyundai Capital America 5.50% 3/30/2026[5]	705	709
	Hyundai Capital America 1.50% 6/15/2026[5]	7,475	6,829
	Hyundai Capital America 1.65% 9/17/2026[5]	7,275	6,615
	Hyundai Capital America 3.00% 2/10/2027[5]	9,000	8,415
	Hyundai Capital America 2.375% 10/15/2027[5]	7,543	6,798
	Hyundai Capital America 1.80% 1/10/2028[5]	5,965	5,234
	Hyundai Capital America 5.60% 3/30/2028[5]	1,385	1,407
	Hyundai Capital America 2.00% 6/15/2028[5]	5,775	5,048
	Hyundai Capital America 5.68% 6/26/2028[5]	2,590	2,642
	Hyundai Capital America 2.10% 9/15/2028[5]	3,010	2,633
	Hyundai Capital America 6.10% 9/21/2028[5]	2,655	2,761
	Hyundai Capital America 6.50% 1/16/2029[5]	1,427	1,508
	Hyundai Capital America 5.80% 4/1/2030[5]	2,398	2,472
	Hyundai Capital America 5.70% 6/26/2030[5]	1,555	1,593
	Hyundai Capital Services, Inc. 1.25% 2/8/2026[5]	3,695	3,397
	KIA Corp. 2.375% 2/14/2025[5]	210	203

200	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)	Marriott International, Inc. 5.75% 5/1/2025	USD190	$191
	Marriott International, Inc. 5.00% 10/15/2027	4,470	4,526
	Marriott International, Inc. 4.90% 4/15/2029	653	658
	McDonald’s Corp. 2.125% 3/1/2030	2,482	2,170
	McDonald’s Corp. 3.60% 7/1/2030	1,014	962
	McDonald’s Corp. 4.60% 9/9/2032	304	307
	McDonald’s Corp. 4.95% 8/14/2033	238	245
	McDonald’s Corp. 4.45% 3/1/2047	3,535	3,238
	McDonald’s Corp. 3.625% 9/1/2049	2,938	2,358
	McDonald’s Corp. 5.15% 9/9/2052	509	518
	Nissan Motor Acceptance Co., LLC 2.75% 3/9/2028[5]	3,167	2,797
	Sands China, Ltd. 2.55% 3/8/2027	2,368	2,154
	Stellantis Finance US, Inc. 1.711% 1/29/2027[5]	5,486	4,985
	Stellantis Finance US, Inc. 5.625% 1/12/2028[5]	825	855
	Stellantis Finance US, Inc. 2.691% 9/15/2031[5]	5,119	4,286
	Stellantis Finance US, Inc. 6.375% 9/12/2032[5]	8,490	9,156
	Toyota Motor Credit Corp. 3.375% 4/1/2030	4,954	4,658
	Toyota Motor Credit Corp. 4.55% 5/17/2030	1,625	1,636
	Toyota Motor Credit Corp. 5.55% 11/20/2030	690	727
	Travel + Leisure Co. 6.625% 7/31/2026[5]	675	682
	Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[5]	546	535
	Volkswagen Group of America Finance, LLC 6.45% 11/16/2030[5]	5,190	5,529
	Wynn Resorts Finance, LLC 5.125% 10/1/2029[5]	410	387

			384,385

Industrials 2.68%	ADT Security Corp. 4.125% 8/1/2029[5]	510	470
	Air Lease Corp. 0.80% 8/18/2024	3,175	3,079
	Air Lease Corp. 2.875% 1/15/2026	10,172	9,695
	Air Lease Corp. 2.20% 1/15/2027	4,341	3,978
	Air Lease Corp. 5.30% 2/1/2028	3,725	3,769
	Air Lease Corp. 2.10% 9/1/2028	2,450	2,147
	Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[5]	12,514	12,350
	Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[5]	5,005	4,641
	Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[5]	4,594	4,252
	BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[6,8]	1,680	1,644
	Boeing Co. 1.95% 2/1/2024	5,206	5,189
	Boeing Co. 2.80% 3/1/2024	500	497
	Boeing Co. 4.875% 5/1/2025	31,869	31,736
	Boeing Co. 2.75% 2/1/2026	17,237	16,504
	Boeing Co. 2.196% 2/4/2026	17,876	16,894
	Boeing Co. 2.70% 2/1/2027	6,473	6,107
	Boeing Co. 5.04% 5/1/2027	14,350	14,483
	Boeing Co. 3.25% 2/1/2028	10,757	10,212
	Boeing Co. 3.25% 3/1/2028	1,925	1,809
	Boeing Co. 5.15% 5/1/2030	33,299	33,918
	Boeing Co. 3.625% 2/1/2031	3,677	3,417
	Boeing Co. 3.90% 5/1/2049	1,411	1,119
	Boeing Co. 5.805% 5/1/2050	986	1,022
	Canadian National Railway Co. 5.85% 11/1/2033	465	511
	Canadian National Railway Co. 6.125% 11/1/2053	137	164
	Canadian Pacific Railway Co. 1.75% 12/2/2026	1,066	984
	Canadian Pacific Railway Co. 3.10% 12/2/2051	2,286	1,654
	Carrier Global Corp. 5.80% 11/30/2025[5]	240	243
	Carrier Global Corp. 2.722% 2/15/2030	292	261
	Carrier Global Corp. 2.70% 2/15/2031	292	255
	Carrier Global Corp. 5.90% 3/15/2034[5]	1,345	1,455
	Carrier Global Corp. 3.377% 4/5/2040	14,710	11,847
	Carrier Global Corp. 3.577% 4/5/2050	138	108

American Funds Insurance Series	201

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Industrials (continued)	Carrier Global Corp. 6.20% 3/15/2054[5]	USD827	$957
	CK Hutchison International (23), Ltd. 4.75% 4/21/2028[5]	1,260	1,263
	CSX Corp. 4.10% 11/15/2032	1,886	1,835
	CSX Corp. 5.20% 11/15/2033	1,333	1,391
	CSX Corp. 4.50% 11/15/2052	4,470	4,154
	Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[5]	978	913
	General Dynamics Corp. 3.75% 5/15/2028	479	471
	General Dynamics Corp. 3.625% 4/1/2030	387	372
	Ingersoll-Rand, Inc. 5.40% 8/14/2028	801	826
	Ingersoll-Rand, Inc. 5.70% 8/14/2033	946	1,001
	L3Harris Technologies, Inc. 5.40% 7/31/2033	1,126	1,171
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[5]	2,690	2,592
	Norfolk Southern Corp. 5.05% 8/1/2030	1,734	1,777
	Norfolk Southern Corp. 5.35% 8/1/2054	1,458	1,517
	Northrop Grumman Corp. 3.25% 1/15/2028	10,845	10,370
	Northrop Grumman Corp. 4.70% 3/15/2033	4,259	4,298
	Northrop Grumman Corp. 4.95% 3/15/2053	2,459	2,439
	Republic Services, Inc. 2.375% 3/15/2033	1,635	1,368
	Republic Services, Inc. 5.00% 4/1/2034	15	15
	RTX Corp. 5.75% 11/8/2026	550	565
	RTX Corp. 3.125% 5/4/2027	4,551	4,330
	RTX Corp. 4.125% 11/16/2028	4,974	4,864
	RTX Corp. 5.75% 1/15/2029	410	429
	RTX Corp. 6.00% 3/15/2031	550	586
	RTX Corp. 2.375% 3/15/2032	451	376
	RTX Corp. 6.10% 3/15/2034	401	435
	RTX Corp. 2.82% 9/1/2051	665	440
	RTX Corp. 3.03% 3/15/2052	1,190	822
	RTX Corp. 6.40% 3/15/2054	1,006	1,166
	Summit Digitel Infrastructure Pvt, Ltd. 2.875% 8/12/2031[5]	2,550	2,094
	Triton Container International, Ltd. 1.15% 6/7/2024[5]	1,609	1,570
	Triton Container International, Ltd. 3.15% 6/15/2031[5]	2,482	1,977
	Union Pacific Corp. 2.15% 2/5/2027	2,213	2,067
	Union Pacific Corp. 2.40% 2/5/2030	4,454	3,969
	Union Pacific Corp. 2.375% 5/20/2031	2,298	1,999
	Union Pacific Corp. 2.80% 2/14/2032	5,244	4,655
	Union Pacific Corp. 3.25% 2/5/2050	7,000	5,368
	Union Pacific Corp. 2.95% 3/10/2052	1,405	998
	United Rentals (North America), Inc. 5.50% 5/15/2027	2,500	2,507
	Veralto Corp. 5.50% 9/18/2026[5]	350	355
	Veralto Corp. 5.35% 9/18/2028[5]	2,450	2,509
	Veralto Corp. 5.45% 9/18/2033[5]	1,680	1,741
	Waste Management, Inc. 1.50% 3/15/2031	419	343
	Waste Management, Inc. 4.15% 4/15/2032	688	672
	Waste Management, Inc. 4.875% 2/15/2034	2,830	2,888

			294,869

Energy 2.45%	Antero Resources Corp. 5.375% 3/1/2030[5]	280	269
	Apache Corp. 4.625% 11/15/2025	645	630
	Apache Corp. 4.25% 1/15/2030	2,465	2,306
	Baker Hughes Holdings, LLC 2.061% 12/15/2026	1,136	1,064
	BP Capital Markets America, Inc. 4.893% 9/11/2033	3,701	3,767
	BP Capital Markets America, Inc. 3.001% 3/17/2052	710	499
	Canadian Natural Resources, Ltd. 2.05% 7/15/2025	754	719
	Cenovus Energy, Inc. 5.375% 7/15/2025	2,763	2,769
	Cenovus Energy, Inc. 4.25% 4/15/2027	13,613	13,315
	Cenovus Energy, Inc. 2.65% 1/15/2032	2,969	2,462
	Cenovus Energy, Inc. 5.25% 6/15/2037	289	277
	Cenovus Energy, Inc. 5.40% 6/15/2047	8,809	8,336

202	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Cenovus Energy, Inc. 3.75% 2/15/2052	USD19	$14
	Cheniere Energy Partners, LP 3.25% 1/31/2032	937	800
	Chevron Corp. 2.954% 5/16/2026	3,365	3,256
	Chevron Corp. 3.078% 5/11/2050	692	523
	Civitas Resources, Inc. 8.75% 7/1/2031[5]	1,400	1,492
	Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[5]	1,152	1,270
	Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[5]	268	277
	Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[5]	813	852
	Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[5]	546	586
	ConocoPhillips Co. 3.80% 3/15/2052	15	12
	ConocoPhillips Co. 5.30% 5/15/2053	6,279	6,459
	ConocoPhillips Co. 5.55% 3/15/2054	1,708	1,815
	Devon Energy Corp. 4.50% 1/15/2030	5,197	4,994
	DT Midstream, Inc. 4.125% 6/15/2029[5]	555	511
	Ecopetrol SA 4.625% 11/2/2031	270	229
	Ecopetrol SA 8.875% 1/13/2033	15,110	16,434
	Enbridge, Inc. 6.20% 11/15/2030	1,650	1,766
	Enbridge, Inc. 6.70% 11/15/2053	3,722	4,334
	Energy Transfer, LP 6.40% 12/1/2030	479	513
	Energy Transfer, LP 6.55% 12/1/2033	1,641	1,783
	Energy Transfer, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[6,8]	500	419
	Energy Transfer, LP (3-month USD CME Term SOFR + 4.29%) 9.669% junior subordinated perpetual bonds[2]	7,850	7,548
	EQT Corp. 5.70% 4/1/2028	1,223	1,242
	EQT Corp. 7.25% 2/1/2030[6]	7,500	8,058
	Equinor ASA 3.625% 9/10/2028	4,928	4,807
	Equinor ASA 3.125% 4/6/2030	20,000	18,790
	Equinor ASA 3.25% 11/18/2049	5,687	4,316
	Exxon Mobil Corp. 3.043% 3/1/2026	4,625	4,494
	Exxon Mobil Corp. 2.61% 10/15/2030	1,040	931
	Kinder Morgan, Inc. 5.20% 6/1/2033	871	866
	Occidental Petroleum Corp. 8.875% 7/15/2030	4,345	5,090
	Occidental Petroleum Corp. 6.60% 3/15/2046	478	518
	Odebrecht Drilling Services, LLC 7.50% 6/15/2030[5]	6	6
	Odebrecht Oil & Gas Finance, Ltd. 0% perpetual bonds[5]	1,150	40
	Oleoducto Central SA 4.00% 7/14/2027[5]	1,715	1,595
	Oleoducto Central SA 4.00% 7/14/2027	350	326
	ONEOK, Inc. 5.55% 11/1/2026	736	749
	ONEOK, Inc. 5.65% 11/1/2028	467	484
	ONEOK, Inc. 5.80% 11/1/2030	681	708
	ONEOK, Inc. 6.05% 9/1/2033	5,781	6,128
	ONEOK, Inc. 6.625% 9/1/2053	5,607	6,282
	Petroleos Mexicanos 4.875% 1/18/2024	1,563	1,560
	Petroleos Mexicanos 6.875% 10/16/2025	5,000	4,923
	Petroleos Mexicanos 6.49% 1/23/2027	20,653	19,393
	Petroleos Mexicanos 6.50% 3/13/2027	31,829	29,691
	Petroleos Mexicanos 6.50% 1/23/2029	2,404	2,123
	Petroleos Mexicanos 8.75% 6/2/2029	5,805	5,647
	Petroleos Mexicanos 5.95% 1/28/2031	648	518
	Petroleos Mexicanos 6.70% 2/16/2032	7,876	6,545
	Qatar Energy 2.25% 7/12/2031[5]	22,020	18,773
	Qatar Energy 3.30% 7/12/2051[5]	2,185	1,601
	Sabine Pass Liquefaction, LLC 5.75% 5/15/2024	856	856
	Shell International Finance BV 3.875% 11/13/2028	9,410	9,269
	Shell International Finance BV 2.75% 4/6/2030	377	345
	Southwestern Energy Co. 5.70% 1/23/2025[6]	495	493
	TotalEnergies Capital International SA 3.455% 2/19/2029	885	854
	TransCanada Pipelines, Ltd. 4.10% 4/15/2030	1,578	1,502
	Western Midstream Operating, LP 3.10% 2/1/2025[6]	2,782	2,709

American Funds Insurance Series	203

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Energy (continued)	Western Midstream Operating, LP 4.05% 2/1/2030[6]	USD2,202	$2,062
	Western Midstream Operating, LP 5.25% 2/1/2050[6]	3,079	2,764
	Williams Companies, Inc. 4.30% 3/4/2024	595	594

			269,952

Communication services 2.21%	AT&T, Inc. 1.70% 3/25/2026	18,834	17,625
	AT&T, Inc. 1.65% 2/1/2028	4,700	4,187
	AT&T, Inc. 4.30% 2/15/2030	15,940	15,622
	AT&T, Inc. 2.55% 12/1/2033	12,748	10,397
	AT&T, Inc. 5.40% 2/15/2034	629	649
	CCO Holdings, LLC 5.125% 5/1/2027[5]	4,800	4,641
	CCO Holdings, LLC 4.75% 2/1/2032[5]	1,265	1,117
	CCO Holdings, LLC 4.25% 1/15/2034[5]	3,875	3,154
	Charter Communications Operating, LLC 2.80% 4/1/2031	6,057	5,113
	Charter Communications Operating, LLC 4.40% 4/1/2033	1,092	1,009
	Charter Communications Operating, LLC 5.75% 4/1/2048	5,000	4,444
	Charter Communications Operating, LLC 5.25% 4/1/2053	835	700
	Comcast Corp. 3.15% 2/15/2028	7,200	6,867
	Comcast Corp. 4.55% 1/15/2029	1,610	1,618
	Comcast Corp. 4.80% 5/15/2033	4,508	4,566
	Comcast Corp. 2.887% 11/1/2051	18	12
	Comcast Corp. 5.35% 5/15/2053	4,840	5,011
	Comcast Corp. 5.50% 5/15/2064	250	263
	Lumen Technologies, Inc. 4.00% 2/15/2027[5]	6,756	4,366
	Netflix, Inc. 4.875% 4/15/2028	16,341	16,570
	Netflix, Inc. 5.875% 11/15/2028	14,365	15,159
	Netflix, Inc. 6.375% 5/15/2029	3,592	3,909
	Netflix, Inc. 5.375% 11/15/2029[5]	12,140	12,555
	News Corp. 5.125% 2/15/2032[5]	1,300	1,235
	SBA Tower Trust 1.631% 11/15/2026[5]	6,741	6,026
	Sirius XM Radio, Inc. 4.00% 7/15/2028[5]	675	625
	Sprint, LLC 7.625% 2/15/2025	1,305	1,329
	Tencent Holdings, Ltd. 2.39% 6/3/2030[5]	10,000	8,527
	T-Mobile USA, Inc. 3.50% 4/15/2025	3,275	3,208
	T-Mobile USA, Inc. 2.25% 2/15/2026	2,388	2,264
	T-Mobile USA, Inc. 2.625% 4/15/2026	6,421	6,111
	T-Mobile USA, Inc. 3.75% 4/15/2027	5,000	4,851
	T-Mobile USA, Inc. 4.95% 3/15/2028	705	715
	T-Mobile USA, Inc. 4.80% 7/15/2028	175	177
	T-Mobile USA, Inc. 2.625% 2/15/2029	1,718	1,548
	T-Mobile USA, Inc. 2.40% 3/15/2029	1,058	950
	T-Mobile USA, Inc. 3.875% 4/15/2030	4,500	4,269
	T-Mobile USA, Inc. 2.875% 2/15/2031	15,783	13,924
	T-Mobile USA, Inc. 5.05% 7/15/2033	2,137	2,154
	T-Mobile USA, Inc. 5.75% 1/15/2034	730	775
	T-Mobile USA, Inc. 3.00% 2/15/2041	2,100	1,573
	T-Mobile USA, Inc. 6.00% 6/15/2054	1,520	1,669
	Verizon Communications, Inc. 4.329% 9/21/2028	1,539	1,523
	Verizon Communications, Inc. 1.75% 1/20/2031	9,144	7,525
	Verizon Communications, Inc. 2.55% 3/21/2031	5,047	4,353
	Verizon Communications, Inc. 2.355% 3/15/2032	2,775	2,309
	Verizon Communications, Inc. 3.40% 3/22/2041	1,085	864
	Verizon Communications, Inc. 3.55% 3/22/2051	1,520	1,172
	Verizon Communications, Inc. 3.875% 3/1/2052	3,155	2,559
	Vodafone Group PLC 4.25% 9/17/2050	3,050	2,534
	WarnerMedia Holdings, Inc. 3.428% 3/15/2024	6,552	6,518
	WarnerMedia Holdings, Inc. 3.638% 3/15/2025	3,056	2,991
	WarnerMedia Holdings, Inc. 3.755% 3/15/2027	3,685	3,532
	WarnerMedia Holdings, Inc. 4.054% 3/15/2029	596	566

204	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Communication services (continued)	WarnerMedia Holdings, Inc. 4.279% 3/15/2032	USD112	$103
	WarnerMedia Holdings, Inc. 5.05% 3/15/2042	719	634
	WarnerMedia Holdings, Inc. 5.141% 3/15/2052	5,408	4,645
	ZipRecruiter, Inc. 5.00% 1/15/2030[5]	490	428

			243,740

Consumer staples 1.55%	7-Eleven, Inc. 1.80% 2/10/2031[5]	2,923	2,377
	7-Eleven, Inc. 2.80% 2/10/2051[5]	5,000	3,221
	Altria Group, Inc. 4.40% 2/14/2026	4,585	4,545
	Altria Group, Inc. 4.50% 5/2/2043	1,585	1,325
	Altria Group, Inc. 5.95% 2/14/2049	3,184	3,250
	Anheuser-Busch InBev Worldwide, Inc. 4.75% 1/23/2029	7,500	7,624
	Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049	4,715	5,074
	BAT Capital Corp. 3.557% 8/15/2027	9,271	8,854
	BAT Capital Corp. 2.259% 3/25/2028	2,353	2,107
	BAT Capital Corp. 6.343% 8/2/2030	2,210	2,322
	BAT Capital Corp. 4.742% 3/16/2032	2,675	2,568
	BAT Capital Corp. 6.421% 8/2/2033	6,375	6,676
	BAT Capital Corp. 4.39% 8/15/2037	812	681
	BAT Capital Corp. 7.079% 8/2/2043	1,323	1,406
	BAT Capital Corp. 4.54% 8/15/2047	10,760	8,279
	BAT Capital Corp. 4.758% 9/6/2049	15,972	12,684
	BAT Capital Corp. 5.65% 3/16/2052	120	108
	BAT Capital Corp. 7.081% 8/2/2053	3,769	4,033
	BAT International Finance PLC 3.95% 6/15/2025[5]	16,879	16,540
	BAT International Finance PLC 1.668% 3/25/2026	4,070	3,782
	BAT International Finance PLC 4.448% 3/16/2028	2,925	2,879
	Conagra Brands, Inc. 5.30% 11/1/2038	436	427
	Conagra Brands, Inc. 5.40% 11/1/2048	37	36
	Constellation Brands, Inc. 3.50% 5/9/2027	7,500	7,230
	Constellation Brands, Inc. 4.35% 5/9/2027	890	883
	Constellation Brands, Inc. 2.25% 8/1/2031	1,487	1,250
	Constellation Brands, Inc. 4.75% 5/9/2032	1,978	1,972
	Constellation Brands, Inc. 4.90% 5/1/2033	2,807	2,826
	H.J. Heinz Co. 4.875% 10/1/2049	2,725	2,586
	Indofood CBP Sukses Makmur Tbk PT 3.398% 6/9/2031	3,110	2,695
	Indofood CBP Sukses Makmur Tbk PT 4.745% 6/9/2051	685	557
	J. M. Smucker Co. (The) 6.20% 11/15/2033	701	765
	J. M. Smucker Co. (The) 6.50% 11/15/2053	310	358
	JBS USA Lux SA 2.50% 1/15/2027	3,000	2,763
	JBS USA Lux SA 3.00% 2/2/2029	2,709	2,385
	JBS USA Lux SA 5.50% 1/15/2030	435	428
	JBS USA Lux SA 3.625% 1/15/2032	1,286	1,104
	JBS USA Lux SA 3.00% 5/15/2032	2,872	2,341
	JBS USA Lux SA 5.75% 4/1/2033	523	519
	PepsiCo, Inc. 1.95% 10/21/2031	4,763	4,047
	Philip Morris International, Inc. 4.875% 2/13/2026	2,508	2,517
	Philip Morris International, Inc. 5.25% 9/7/2028	2,800	2,882
	Philip Morris International, Inc. 5.125% 2/15/2030	982	999
	Philip Morris International, Inc. 5.50% 9/7/2030	4,565	4,735
	Philip Morris International, Inc. 5.375% 2/15/2033	1,644	1,687
	Philip Morris International, Inc. 4.875% 11/15/2043	4,407	4,145
	Reynolds American, Inc. 4.45% 6/12/2025	14,570	14,415
	Reynolds American, Inc. 5.85% 8/15/2045	1,395	1,308
	Walmart, Inc. 4.10% 4/15/2033	1,479	1,466
	Walmart, Inc. 4.50% 4/15/2053	1,277	1,242

			170,903

American Funds Insurance Series	205

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Real estate 0.82%	American Tower Corp. 3.65% 3/15/2027	USD1,375	$1,324
	Boston Properties, LP 2.90% 3/15/2030	955	818
	Boston Properties, LP 3.25% 1/30/2031	463	398
	Boston Properties, LP 2.55% 4/1/2032	1,674	1,334
	Boston Properties, LP 2.45% 10/1/2033	1,335	1,017
	Boston Properties, LP 6.50% 1/15/2034	10,849	11,457
	Corp. Inmobiliaria Vesta, SAB de CV 3.625% 5/13/2031[5]	395	340
	Corporate Office Properties, LP 2.00% 1/15/2029	1,139	950
	Corporate Office Properties, LP 2.75% 4/15/2031	1,547	1,252
	Corporate Office Properties, LP 2.90% 12/1/2033	564	441
	Crown Castle, Inc. 5.00% 1/11/2028	4,874	4,859
	Equinix, Inc. 2.90% 11/18/2026	2,762	2,625
	Equinix, Inc. 3.20% 11/18/2029	2,146	1,973
	Equinix, Inc. 2.50% 5/15/2031	3,390	2,880
	Equinix, Inc. 3.90% 4/15/2032	1,155	1,073
	Equinix, Inc. 3.40% 2/15/2052	436	320
	FibraSOMA 4.375% 7/22/2031[5]	1,475	1,119
	Howard Hughes Corp. (The) 5.375% 8/1/2028[5]	420	404
	Howard Hughes Corp. (The) 4.125% 2/1/2029[5]	2,430	2,170
	Howard Hughes Corp. (The) 4.375% 2/1/2031[5]	3,135	2,724
	Invitation Homes Operating Partnership, LP 2.30% 11/15/2028	767	681
	Invitation Homes Operating Partnership, LP 2.00% 8/15/2031	1,333	1,062
	Iron Mountain, Inc. 5.25% 3/15/2028[5]	3,020	2,938
	Iron Mountain, Inc. 5.25% 7/15/2030[5]	675	643
	Prologis, LP 4.875% 6/15/2028	1,040	1,054
	Prologis, LP 4.75% 6/15/2033	1,409	1,429
	Prologis, LP 5.125% 1/15/2034	6,175	6,378
	Prologis, LP 5.25% 6/15/2053	117	122
	Public Storage Operating Co. 2.30% 5/1/2031	2,920	2,511
	Scentre Group Trust 1 3.50% 2/12/2025[5]	4,015	3,930
	Service Properties Trust 4.50% 3/15/2025	855	836
	Service Properties Trust 3.95% 1/15/2028	1,710	1,403
	Service Properties Trust 8.625% 11/15/2031[5]	3,040	3,187
	VICI Properties, LP 4.375% 5/15/2025	670	659
	VICI Properties, LP 4.75% 2/15/2028	6,844	6,704
	VICI Properties, LP 4.95% 2/15/2030	5,515	5,357
	VICI Properties, LP 5.125% 5/15/2032	11,766	11,483
	VICI Properties, LP 5.625% 5/15/2052	550	528

			90,383

Information technology 0.33%	Analog Devices, Inc. 2.10% 10/1/2031	270	230
	Analog Devices, Inc. 2.80% 10/1/2041	521	389
	Broadcom Corp. 3.875% 1/15/2027	5,966	5,825
	Broadcom, Inc. 4.00% 4/15/2029[5]	609	588
	Broadcom, Inc. 4.15% 4/15/2032[5]	630	594
	Broadcom, Inc. 3.469% 4/15/2034[5]	9,934	8,647
	Broadcom, Inc. 3.137% 11/15/2035[5]	847	696
	Broadcom, Inc. 4.926% 5/15/2037[5]	2,879	2,788
	Oracle Corp. 1.65% 3/25/2026	4,867	4,541
	Oracle Corp. 3.60% 4/1/2050	75	56
	Oracle Corp. 3.95% 3/25/2051	4,064	3,188
	Oracle Corp. 5.55% 2/6/2053	1,684	1,686
	Salesforce, Inc. 1.95% 7/15/2031	4,590	3,923
	Salesforce, Inc. 2.70% 7/15/2041	414	317
	Salesforce, Inc. 2.90% 7/15/2051	2,442	1,748
	ServiceNow, Inc. 1.40% 9/1/2030	1,760	1,448

			36,664

206	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)
Materials 0.23%	Air Products and Chemicals, Inc. 2.70% 5/15/2040	USD2,911	$2,221
	BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026	1,225	1,232
	BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028	1,307	1,321
	BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033	303	310
	BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033	138	143
	BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053	911	995
	Braskem Netherlands Finance BV 7.25% 2/13/2033[5]	700	590
	Celanese US Holdings, LLC 6.165% 7/15/2027	2,875	2,949
	Celanese US Holdings, LLC 6.35% 11/15/2028	495	520
	Celanese US Holdings, LLC 6.33% 7/15/2029	297	312
	Celanese US Holdings, LLC 6.55% 11/15/2030	465	492
	Celanese US Holdings, LLC 6.379% 7/15/2032	800	846
	Celanese US Holdings, LLC 6.70% 11/15/2033	1,031	1,119
	EIDP, Inc. 4.50% 5/15/2026	1,494	1,489
	EIDP, Inc. 4.80% 5/15/2033	4,070	4,116
	Methanex Corp. 5.125% 10/15/2027	510	499
	NOVA Chemicals Corp. 8.50% 11/15/2028[5]	205	215
	NOVA Chemicals Corp. 4.25% 5/15/2029[5]	425	358
	Nutrien, Ltd. 4.90% 3/27/2028	567	573
	Nutrien, Ltd. 5.80% 3/27/2053	402	431
	OCI NV 6.70% 3/16/2033[5]	1,150	1,176
	POSCO 5.75% 1/17/2028[5]	745	765
	Rio Tinto Finance (USA) PLC 5.00% 3/9/2033	440	457
	Rio Tinto Finance (USA) PLC 5.125% 3/9/2053	470	489
	South32 Treasury, Ltd. 4.35% 4/14/2032[5]	1,271	1,147

			24,765

Municipals 0.01%	Aeropuerto Internacional de Tocumen, SA 4.00% 8/11/2041[5]	730	550
	Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[5]	565	431

			981

	Total corporate bonds, notes & loans		3,489,598

U.S. Treasury bonds & notes 16.55%
U.S. Treasury 15.75%	U.S. Treasury 1.50% 2/29/2024	407	404
	U.S. Treasury 2.125% 2/29/2024	7,655	7,617
	U.S. Treasury 3.875% 3/31/2025	25,252	25,035
	U.S. Treasury 4.625% 6/30/2025	67,785	67,949
	U.S. Treasury 3.00% 7/15/2025	97,643	95,547
	U.S. Treasury 5.00% 9/30/2025	34,410	34,766
	U.S. Treasury 5.00% 10/31/2025	27,980	28,303
	U.S. Treasury 2.25% 11/15/2025	6,785	6,537
	U.S. Treasury 4.00% 12/15/2025	42,800	42,583
	U.S. Treasury 3.625% 5/15/2026	1,926	1,904
	U.S. Treasury 4.125% 6/15/2026	205	205
	U.S. Treasury 4.375% 8/15/2026	265	267
	U.S. Treasury 0.75% 8/31/2026	8,871	8,138
	U.S. Treasury 4.625% 11/15/2026	3,589	3,647
	U.S. Treasury 4.375% 12/15/2026	1,510	1,525
	U.S. Treasury 1.875% 2/28/2027	4,000	3,752
	U.S. Treasury 2.625% 5/31/2027	43,530	41,682
	U.S. Treasury 2.25% 11/15/2027	105,830	99,534
	U.S. Treasury 6.125% 11/15/2027	24,000	25,890
	U.S. Treasury 1.125% 2/29/2028	9,895	8,850
	U.S. Treasury 4.00% 2/29/2028	4,750	4,767
	U.S. Treasury 3.625% 3/31/2028	13	13
	U.S. Treasury 1.00% 7/31/2028	5,630	4,953
	U.S. Treasury 1.125% 8/31/2028	13,555	11,971
	U.S. Treasury 5.25% 11/15/2028	5,700	6,044

American Funds Insurance Series	207

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 4.375% 11/30/2028	USD257,605		$263,673
	U.S. Treasury 2.375% 5/15/2029	4,070		3,776
	U.S. Treasury 3.875% 12/31/2029	44,049		43,995
	U.S. Treasury 4.00% 2/28/2030	38,255		38,464
	U.S. Treasury 3.75% 5/31/2030	13,300		13,188
	U.S. Treasury 4.125% 8/31/2030	11,215		11,361
	U.S. Treasury 4.875% 10/31/2030	119,598		126,578
	U.S. Treasury 4.375% 11/30/2030	201		207
	U.S. Treasury 1.625% 5/15/2031	1,630		1,399
	U.S. Treasury 4.125% 11/15/2032	114		116
	U.S. Treasury 4.50% 11/15/2033	25,599		26,889
	U.S. Treasury 4.25% 5/15/2039[10]	102,285		105,523
	U.S. Treasury 1.125% 5/15/2040[10]	103,968		67,187
	U.S. Treasury 1.375% 11/15/2040	24,540		16,328
	U.S. Treasury 1.875% 2/15/2041	36,900		26,585
	U.S. Treasury 2.00% 11/15/2041	57		41
	U.S. Treasury 2.375% 2/15/2042	2,701		2,077
	U.S. Treasury 4.75% 11/15/2043	37,304		40,087
	U.S. Treasury 3.00% 2/15/2049	105,455		86,053
	U.S. Treasury 2.875% 5/15/2049	290		231
	U.S. Treasury 2.875% 5/15/2052	990		790
	U.S. Treasury 4.00% 11/15/2052	13,243		13,099
	U.S. Treasury 4.125% 8/15/2053[10]	286,044		289,918
	U.S. Treasury 4.75% 11/15/2053	22,160		24,920

				1,734,368

U.S. Treasury inflation-protected securities 0.80%	U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[11]	–	[3]	–	[3]
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[11]	23,422		23,032
	U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[11]	2,927		2,842
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[11]	5,270		5,108
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[11]	5,798		5,508
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[11]	49,653		47,200
	U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[10,11]	4,054		3,838
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[11]	1		1
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[11]	188		116
	U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[11]	60		54

				87,699

	Total U.S. Treasury bonds & notes			1,822,067

Asset-backed obligations 5.02%
	ACHV ABS Trust, Series 2023-4CP, Class A, 6.81% 11/25/2030[1,5]	542		543
	ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[1,5]	347		350
	Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[1,5]	231		224
	Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,5]	102		100
	Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[1,5]	2,761		2,770
	Ally Auto Receivables Trust, Series 2023-1, Class A3, 5.46% 5/15/2028[1]	505		511
	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 6/15/2026[1,5]	1,773		1,766
	American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[1,5]	210		210
	American Credit Acceptance Receivables Trust, Series 2023-2, Class A, 5.89% 10/13/2026[1,5]	683		683
	American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[1,5]	40		40
	American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[1,5]	806		792
	American Credit Acceptance Receivables Trust, Series 2023-4, Class B, 6.63% 2/14/2028[1,5]	4,033		4,085

208	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[1,5]	USD1,108	$1,091
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,5]	2,719	2,637
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,5]	396	387
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[1]	1,076	1,076
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[1]	997	963
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[1]	1,109	1,039
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[1]	2,613	2,415
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[1,5]	1,378	1,374
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A, 3.35% 9/22/2025[1,5]	2,210	2,184
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[1,5]	7,689	7,356
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,5]	2,427	2,266
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,5]	623	590
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class C, 4.25% 2/20/2027[1,5]	1,279	1,217
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[1,5]	3,445	3,137
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[1,5]	531	480
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[1,5]	193	173
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[1,5]	6,724	6,816
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[1,5]	5,059	5,177
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.629% 11/20/2030[1,2,5]	407	406
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,5]	90	87
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[1,5]	269	246
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[1,5]	3,553	3,070
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[1,5]	412	343
BMW Vehicle Owner Trust, Series 2023-A, Class A3, 5.47% 2/25/2028[1]	213	215
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class A3, 6.51% 11/15/2027[1]	881	892
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class B, 6.80% 8/15/2029[1]	1,400	1,428
CarMax Auto Owner Trust, Series 2023-2, Class A2A, 5.50% 6/15/2026[1]	619	619
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[1]	210	198
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[1]	206	194
Carvana Auto Receivables Trust, Series 2023-N3, Class A, 6.41% 9/10/2027[1,5]	242	243
Carvana Auto Receivables Trust, Series 2023-P3, Class A3, 5.82% 8/10/2028[1,5]	469	475
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[1]	130	122
Carvana Auto Receivables Trust, Series 2023-P3, Class A4, 5.71% 7/10/2029[1,5]	172	175
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[1,5]	15,083	13,093
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[1,5]	5,863	4,911
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[1,5]	643	513
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[1,5]	502	456
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,5]	18,497	17,110
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,5]	1,921	1,641
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,5]	3,362	3,081
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,5]	364	298
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,5]	5,994	5,365

American Funds Insurance Series	209

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[1,5]	USD1,898	$1,614
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,5]	14,984	14,763
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[1,5]	6,572	6,436
Chesapeake Funding II, LLC, Series 2023-2, Class A1, 6.16% 10/15/2035[1,5]	1,169	1,182
Citizens Auto Receivables Trust, Series 2023-2, Class A3, 5.83% 2/15/2028[1,5]	1,635	1,659
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030[1,5]	799	817
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[1,5]	1,994	1,786
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[1,5]	4,124	3,705
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[1,5]	378	331
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[1,5]	419	417
CPS Auto Receivables Trust, Series 2023-C, Class A, 6.13% 9/15/2026[1,5]	456	457
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[1,5]	451	441
CPS Auto Receivables Trust, Series 2023-B, Class A, 5.91% 8/16/2027[1,5]	929	930
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/2028[1,5]	2,111	2,083
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[1,5]	2,797	2,740
CPS Auto Trust, Series 2023-D, Class A, 6.40% 6/15/2027[1,5]	1,785	1,791
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[1]	8,396	8,343
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[1]	976	971
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[1]	4,053	3,889
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[1,5]	248	245
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[1,5]	353	349
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[1,5]	449	430
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[1,5]	887	875
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[1,5]	832	793
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[1,5]	430	430
DriveTime Auto Owner Trust, Series 2023-3, Class C, 6.40% 5/15/2029[1,5]	819	828
DriveTime Auto Owner Trust, Series 2023-3, Class D, 7.12% 5/15/2029[1,5]	846	861
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[1,5]	368	326
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[1,5]	897	880
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[1,5]	1,057	1,046
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[1,5]	475	475
Exeter Automobile Receivables Trust, Series 2023-1, Class A2, 5.61% 6/16/2025[1]	63	63
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[1,5]	843	838
Exeter Automobile Receivables Trust, Series 2023-3, Class A2, 6.11% 9/15/2025[1]	164	164
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[1]	26	26
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[1,5]	352	347
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[1]	697	688
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[1]	577	570
Exeter Automobile Receivables Trust, Series 2023-3, Class A3, 6.04% 7/15/2026[1]	100	100
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/2026[1]	2,470	2,458
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[1]	568	565
Exeter Automobile Receivables Trust, Series 2023-5, Class A3, 6.32% 3/15/2027[1]	1,709	1,725
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[1]	2,612	2,467
Exeter Automobile Receivables Trust, Series 2023-3, Class B, 6.11% 9/15/2027[1]	232	233
Exeter Automobile Receivables Trust, Series 2023-5, Class B, 6.58% 4/17/2028[1]	5,028	5,095
Exeter Automobile Receivables Trust, Series 2023-3, Class C, 6.21% 6/15/2028[1]	418	422
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[1]	271	263
Exeter Automobile Receivables Trust, Series 2023-3, Class D, 6.68% 4/16/2029[1]	758	766
Exeter Automobile Receivables Trust, Series 2023-1, Class D, 6.69% 6/15/2029[1]	462	466
Exeter Automobile Receivables Trust, Series 2023-3, Class E, 9.98% 1/15/2031[1,5]	1,014	1,051
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[1]	1,184	1,189
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[1,5]	17,789	16,497
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[1,5]	1,378	1,254
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,5]	1,731	1,664
Flagship Credit Auto Trust, Series 2023-3, Class A3, 5.44% 4/17/2028[1,5]	561	563
Flagship Credit Auto Trust, Series 2023-3, Class B, 5.64% 7/16/2029[1,5]	312	314
Flagship Credit Auto Trust, Series 2023-3, Class C, 6.01% 7/16/2029[1,5]	454	456
Flagship Credit Auto Trust, Series 2023-3, Class D, 6.58% 8/15/2029[1,5]	307	306
Ford Credit Auto Owner Trust, Series 2023-A, Class A2A, 5.14% 3/15/2026[1]	1,954	1,950
Ford Credit Auto Owner Trust, Series 2023-B, Class A3, 5.23% 5/15/2028[1]	765	772
Ford Credit Auto Owner Trust, Series 2023-B, Class A4, 5.06% 2/15/2029[1]	597	605

210	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[1,5]	USD2,180	$2,178
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[1,5]	30,070	29,459
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[1,5]	1,619	1,565
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[1,5]	4,218	4,236
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[1,5]	5,833	5,852
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,5]	1,760	1,595
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,5]	1,288	1,134
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[1,5]	143	120
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[1,5]	2,446	2,246
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[1,5]	8,588	7,666
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[1,5]	2,399	2,154
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[1,5]	187	166
GLS Auto Receivables Trust, Series 2023-2, Class A2, 5.70% 1/15/2027[1,5]	560	559
GLS Auto Receivables Trust, Series 2023-4, Class A3, 6.42% 6/15/2027[1,5]	4,751	4,798
GLS Auto Receivables Trust, Series 2023-3, Class B, 5.89% 1/18/2028[1,5]	1,175	1,181
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029[1,5]	561	567
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029[1,5]	507	509
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[1]	807	813
GM Financial Automobile Leasing Trust, Series 2023-3, Class A4, 5.44% 8/20/2027[1]	101	102
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A3, 5.45% 6/16/2028[1]	483	491
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A4, 5.34% 12/18/2028[1]	320	326
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[1,5]	4,815	4,902
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,5]	2,703	2,815
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[1,5]	3,984	4,158
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1, 5.34% 6/15/2028[1,5]	1,600	1,621
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A, 5.34% 6/17/2030[1,5]	948	970
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[1,5,7]	8,590	8,590
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,5]	12,703	12,267
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,5]	1,171	1,128
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[1,5]	810	780
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027[1,5]	330	332
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,5]	17,770	16,117
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,5]	1,264	1,143
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,5]	859	771
Hertz Vehicle Financing III, LLC, Series 2023-3, Class B, 6.53% 2/25/2028[1,5]	396	404
Hertz Vehicle Financing III, LLC, Series 2023-3, Class C, 7.26% 2/25/2028[1,5]	585	595
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028[1,5]	1,174	1,056
Hertz Vehicle Financing III, LLC, Series 2022-5, Class D, 6.78% 9/25/2028[1,5]	881	829
Hertz Vehicle Financing III, LLC, Series 2023-4, Class B, 6.73% 3/25/2030[1,5]	454	470
Hertz Vehicle Financing III, LLC, Series 2023-4, Class C, 7.51% 3/25/2030[1,5]	289	300
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[1]	342	343
Honda Auto Receivables Owner Trust, Series 2023-1, Class A4, 4.38% 6/21/2029[1]	188	190
Hyundai Auto Receivables Trust, Series 2023-B, Class A3, 5.48% 4/17/2028[1]	160	163
Hyundai Auto Receivables Trust, Series 2023-B, Class A4, 5.31% 8/15/2029[1]	160	163
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/2026[1,5]	270	266
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[1,5]	1,135	1,134
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[1,5]	304	295
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[1,5]	654	650
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[1,5]	706	706
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,5]	1,733	1,735
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[1,5]	438	439
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[1,5]	1,622	1,640
LAD Auto Receivables Trust, Series 2023-2, Class A3, 5.42% 2/15/2028[1,5]	861	862
LAD Auto Receivables Trust, Series 2023-2, Class B, 5.45% 4/15/2028[1,5]	615	614
LAD Auto Receivables Trust, Series 2023-3, Class B, 6.09% 6/15/2028[1,5]	848	860
LAD Auto Receivables Trust, Series 2023-2, Class C, 5.58% 9/15/2028[1,5]	1,361	1,359

American Funds Insurance Series	211

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[1,5]	USD3,223	$3,281
LAD Auto Receivables Trust, Series 2023-3, Class C, 6.43% 12/15/2028[1,5]	714	727
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[1,5]	623	626
LAD Auto Receivables Trust, Series 2023-3, Class D, 6.92% 12/16/2030[1,5]	483	491
LAD Auto Receivables Trust, Series 2023-2, Class D, 6.30% 2/15/2031[1,5]	123	122
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD CME Term SOFR + 1.262%) 6.674% 7/21/2030[1,2,5]	862	862
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD CME Term SOFR + 1.412%) 6.805% 4/15/2029[1,2,5]	241	241
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3, 5.95% 11/15/2028[1]	1,050	1,080
Merchants Fleet Funding, LLC, Series 2023-1, Class A, 7.21% 5/20/2036[1,5]	1,398	1,413
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[1,7,12]	1,006	1,009
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[1,7,12]	150	150
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[1,5]	3,155	3,160
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,5]	3,390	2,942
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[1,5]	2,139	1,845
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[1,5]	773	671
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[1,5]	4,056	3,548
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[1,5]	243	219
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,5]	4,235	3,838
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,5]	9,668	8,787
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[1,2,5]	3,126	3,077
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,5]	50,765	44,506
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 6.61% 7/25/2030[1,2,5]	245	245
Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3, 5.93% 3/15/2028[1]	598	613
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/2028[1,5]	122	117
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD CME Term SOFR + 1.162%) 6.577% 4/20/2029[1,2,5]	151	151
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/2026[1,5]	7,884	7,640
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,5]	1,721	1,692
PFS Financing Corp., Series 2023-D, Class A, (30-day Average USD-SOFR + 1.15%) 6.488% 8/16/2027[1,2,5]	1,393	1,394
PFS Financing Corp., Series 2023-A, Class A, 5.80% 3/15/2028[1,5]	1,710	1,736
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[1,5]	4,558	4,583
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/16/2028[1,5]	909	920
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[1,5]	915	911
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[1,5]	204	204
Prestige Auto Receivables Trust, Series 2023-2, Class B, 6.64% 12/15/2027[1,5]	5,088	5,165
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD CME Term SOFR + 1.364%) 6.72% 7/25/2051[1,2,5]	324	322
Santander Drive Auto Receivables Trust, Series 2023-2, Class A2, 5.87% 3/16/2026[1]	238	238
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[1]	377	375
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[1]	1,274	1,252
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[1]	917	906
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[1]	1,802	1,736
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[1]	672	666
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[1]	2,236	2,137
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[1]	856	843
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[1]	700	710
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[1,5]	1,845	1,848
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[1,5]	624	631
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A4, 5.47% 12/20/2029[1,5]	361	366
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[1,5]	2,459	2,130
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[1,5]	453	382
SMB Private Education Loan Trust, Series 2023-C, Class A1A, 5.67% 11/15/2052[1,5]	865	871

212	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Asset-backed obligations (continued)
	SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[1,2,5]	USD956	$958
	SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[1,5]	2,217	1,916
	SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[1,5]	2,712	2,489
	Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[1,5]	365	311
	Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,5]	821	755
	Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[1,5]	925	844
	SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[1,5]	1,677	1,562
	Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[1]	6,025	6,141
	TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[1,5]	2,563	2,329
	Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[1,5]	1,056	987
	Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[1,5]	1,944	1,762
	Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[1,5]	5,610	4,926
	Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[1,5]	313	273
	Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[1,5]	4,720	4,220
	TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[1,5]	3,932	3,534
	TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[1,5]	118	100
	Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[1,5]	6,000	5,925
	Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[1,5]	9,323	8,298
	Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[1,5]	3,208	2,799
	Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[1,5]	312	269
	Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[1]	1,215	1,212
	Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[1,5]	5,380	5,425
	Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[1,5]	40	40
	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[1,5]	3,023	2,975
	Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[1,5]	18	18
	Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[1,5]	2,181	2,143
	Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[1,5]	136	136
	Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[1,5]	1,446	1,376
	Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[1,5]	1,799	1,805
	Westlake Automobile Receivables Trust, Series 2023-3, Class A3, 5.82% 5/17/2027[1,5]	3,420	3,439
	Westlake Automobile Receivables Trust, Series 2023-4, Class A3, 6.24% 7/15/2027[1,5]	3,052	3,088
	Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[1,5]	1,175	1,181
	Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028[1,5]	2,219	2,228
	Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029[1,5]	1,236	1,238
	World Omni Auto Receivables Trust, Series 2023-C, Class A3, 5.15% 11/15/2028[1]	290	293
	World Omni Auto Receivables Trust, Series 2023-C, Class A4, 5.03% 11/15/2029[1]	232	234

			552,395

Municipals 1.42%
California 0.02%	G.O. Bonds, Series 2009, 7.50% 4/1/2034	2,100	2,552
	Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034	450	380

			2,932

Illinois 1.33%	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029	65	65
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039	31,050	29,426
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040	8,945	8,579
	City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025	2,500	2,300
	G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033	107,000	105,974

			146,344

American Funds Insurance Series	213

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Municipals (continued)
Texas 0.03%	Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	USD4,075	$3,071

Wisconsin 0.04%	Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034	4,560	4,320

	Total municipals		156,667

Bonds & notes of governments & government agencies outside the U.S. 0.96%
	Chile (Republic of) 4.00% 1/31/2052	580	478
	Colombia (Republic of) 7.50% 2/2/2034	2,530	2,677
	Dominican Republic 5.95% 1/25/2027[5]	8,100	8,147
	Dominican Republic 7.05% 2/3/2031[5]	680	716
	Greece (Hellenic Republic of) 1.50% 6/18/2030	EUR10,830	11,050
	Greece (Hellenic Republic of) 0.75% 6/18/2031	9,600	9,078
	Greece (Hellenic Republic of) 4.25% 6/15/2033	23,825	28,874
	Indonesia (Republic of) 6.625% 2/15/2034	IDR11,783,000	766
	Indonesia (Republic of), Series 96, 7.00% 2/15/2033	43,391,000	2,922
	Indonesia (Republic of), Series 68, 8.375% 3/15/2034	53,026,000	3,852
	Indonesia Asahan Aluminium (Persero) PT 5.80% 5/15/2050[5]	USD1,150	1,119
	Paraguay (Republic of) 5.00% 4/15/2026	960	954
	Poland (Republic of) 5.75% 11/16/2032	555	600
	Poland (Republic of) 4.875% 10/4/2033	830	844
	Portuguese Republic 5.125% 10/15/2024	24,775	24,753
	Qatar (State of) 4.50% 4/23/2028[5]	5,100	5,167
	Qatar (State of) 5.103% 4/23/2048[5]	3,400	3,450

			105,447

Federal agency bonds & notes 0.10%
	Fannie Mae 2.125% 4/24/2026	11,910	11,385

	Total bonds, notes & other debt instruments (cost: $10,781,545,000)		10,585,349

Common stocks 0.00%		Shares
Energy 0.00%	FORESEA Holding SA, Class C, nonvoting shares[5,13]	555	14
	FORESEA Holding SA, Class B5,13	61	1

	Total common stocks (cost: $8,000)		15

Short-term securities 19.70%

Money market investments 19.70%
	Capital Group Central Cash Fund 5.44%[14,15]	21,685,475	2,168,331

	Total short-term securities (cost: $2,168,297,000)		2,168,331

	Total investment securities 115.86% (cost: $12,949,850,000)		12,753,695
	Other assets less liabilities (15.86)%		(1,745,781)

	Net assets 100.00%		$11,007,914

214	American Funds Insurance Series

The Bond Fund of America (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

30 Day Federal Funds Futures	Long	1	5/1/2024	USD396	$1
3 Month SOFR Futures	Short	4,914	3/20/2024	(1,162,683)	222
3 Month SOFR Futures	Short	13	9/18/2024	(3,103)	(11)
2 Year U.S. Treasury Note Futures	Long	8,681	4/3/2024	1,787,540	15,145
5 Year U.S. Treasury Note Futures	Long	14,104	4/3/2024	1,534,141	29,630
10 Year French Government Bond Futures	Long	448	3/11/2024	65,041	2,271
10 Year Euro-Bund Futures	Short	427	3/11/2024	(64,684)	(1,914)
10 Year Japanese Government Bond Futures	Short	106	3/20/2024	(110,293)	(388)
10 Year U.S. Treasury Note Futures	Long	8,749	3/28/2024	987,680	25,113
10 Year Ultra U.S. Treasury Note Futures	Short	417	3/28/2024	(49,213)	56
20 Year U.S. Treasury Bond Futures	Short	5,626	3/28/2024	(702,898)	(48,703)
30 Year Ultra U.S. Treasury Bond Futures	Long	3,092	3/28/2024	413,072	36,848

					$58,270

Forward currency contracts

						Unrealized
						appreciation
Contract amount						(depreciation)

Currency purchased		Currency sold			Settlement	at 12/31/2023
(000)		(000)		Counterparty	date	(000)

USD	4,190	EUR	3,861	Morgan Stanley	1/8/2024	$(74)
USD	12,682	EUR	11,740	Citibank	1/9/2024	(285)
EUR	1,418	USD	1,531	Morgan Stanley	1/11/2024	35
USD	56,925	EUR	52,030	Bank of America	1/22/2024	(572)

						$(896)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps
							Upfront	Unrealized
							premium	appreciation
Receive		Pay			Notional	Value at	paid	(depreciation)
	Payment		Payment	Expiration	amount	12/31/2023	(received)	at 12/31/2023
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD65,416	$(17)	$ –	$(17)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD95,844	(24)	–	(24)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD130,900	(34)	–	(34)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD27,000	(218)	–	(218)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD72,532	(575)	–	(575)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	USD78,378	(621)	–	(621)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD4,154	(34)	–	(34)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD19,800	(165)	–	(165)
4.8195%	Annual	SOFR	Annual	9/1/2025	USD42,100	363	–	363
4.9035%	Annual	SOFR	Annual	9/14/2025	USD42,065	444	–	444
4.4555%	Annual	SOFR	Annual	12/6/2025	USD95,750	601	–	601
3.998%	Annual	SOFR	Annual	12/4/2028	USD40,040	811	–	811
SOFR	Annual	3.8275%	Annual	9/1/2033	USD9,600	(270)	–	(270)

American Funds Insurance Series	215

The Bond Fund of America (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)
Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)

SOFR	Annual	3.997%	Annual	9/14/2033	USD9,615	$(405)	$–	$(405)
SOFR	Annual	3.2975%	Annual	3/8/2051	USD39,095	499	–	499

						$355	$–	$355

Credit default swaps

Centrally cleared credit default swaps on credit indices – buy protection
Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)

CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD4,979	$(97)	$(59)	$(38)
CDX.NA.HY.41	5.00%	Quarterly	12/20/2028	50,708	(2,958)	(1,527)	(1,431)

					$(3,055)	$(1,586)	$(1,469)

Investments in affiliates[15]

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Short-term securities 19.70%
Money market investments 19.70%
Capital Group Central Cash Fund 5.44%[14]	$1,425,720	$5,625,174	$4,882,543	$145	$(165)	$2,168,331	$103,521

Restricted securities[12]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[1,7]	12/6/2022	$1,006	$1,009	.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[1,7]	12/6/2022	150	150	.00 [16]

Total		$1,156	$1,159	.01%

216	American Funds Insurance Series

The Bond Fund of America (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[3]	Amount less than one thousand.
[4]	Purchased on a TBA basis.
[5]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,427,458,000, which represented 12.97% of the net assets of the fund.

[6]	Step bond; coupon rate may change at a later date.
[7]	Value determined using significant unobservable inputs.
[8]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $63,649,000, which represented .58% of the net assets of the fund.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,159,000, which represented .01% of the net assets of the fund.

[13]	Security did not produce income during the last 12 months.
[14]	Rate represents the seven-day yield at 12/31/2023.
[15]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[16]	Amount less than .01%.

Key to abbreviation(s)

Assn. = Association

Auth. = Authority

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

EFFR = Effective Federal Funds Rate

EUR = Euros

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

LIBOR = London Interbank Offered Rate

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	217

Capital World Bond Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 92.41%		Principal amount (000)	Value (000)
Euros 22.02%	AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[1]	EUR2,800	$2,640
	Albania (Republic of) 5.90% 6/9/2028	800	905
	Alpha Bank SA 5.50% 6/11/2031 (5-year EUR Mid-Swap + 5.823% on 6/11/2026)[1]	680	732
	Altria Group, Inc. 3.125% 6/15/2031	800	803
	American Honda Finance Corp. 1.95% 10/18/2024	560	609
	American Tower Corp. 0.45% 1/15/2027	2,525	2,552
	American Tower Corp. 0.875% 5/21/2029	1,470	1,417
	Anheuser-Busch InBev SA/NV 1.125% 7/1/2027	2,000	2,087
	AT&T, Inc. 1.60% 5/19/2028	2,350	2,439
	AT&T, Inc. 4.30% 11/18/2034	260	304
	Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[1]	2,100	2,397
	Banco de Sabadell, SA 5.50% 9/8/2029 (1-year EUR-ICE Swap EURIBOR + 2.40% on 9/8/2028)[1]	700	805
	Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]	5,000	5,563
	Banque Federative du Credit Mutuel 3.875% 6/16/2032 (5-year EUR Mid-Swap + 2.20% on 6/16/2027)[1]	2,800	3,059
	Baxter International, Inc. 1.30% 5/15/2029	2,000	1,987
	Belgium (Kingdom of), Series 97, 3.00% 6/22/2033	1,530	1,745
	Belgium (Kingdom of) 3.30% 6/22/2054	880	992
	BPCE SA 1.00% 4/1/2025	2,900	3,104
	BPCE SA 4.50% 1/13/2033	1,400	1,628
	British American Tobacco PLC 3.00% subordinated perpetual bonds (5-year EUR Mid-Swap + 3.372% on 12/27/2026)[1]	2,400	2,375
	Bulgaria (Republic of) 4.375% 5/13/2031	900	1,046
	Bulgaria (Republic of) 4.50% 1/27/2033	865	1,005
	CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]	3,800	4,054
	Celanese US Holdings, LLC 4.777% 7/19/2026	235	264
	Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[1]	2,100	2,018
	Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]	700	745
	Deutsche Telekom International Finance BV 7.50% 1/24/2033	200	297
	Dow Chemical Co. (The) 0.50% 3/15/2027	1,110	1,123
	E.ON SE 1.625% 3/29/2031	810	809
	Egypt (Arab Republic of) 5.625% 4/16/2030	300	212
	Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]	1,400	1,379
	Equinor ASA 1.375% 5/22/2032	3,650	3,565
	Eurobank Ergasias Services and Holdings SA 10.00% 12/6/2032 (5-year EUR Mid-Swap + 7.588% on 12/6/2027)[1]	1,240	1,537
	Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027)[1]	100	103
	Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028)[1]	420	501
	European Investment Bank 0.25% 1/20/2032	4,900	4,531
	European Investment Bank 1.50% 6/15/2032	1,000	1,018
	European Investment Bank 2.875% 1/12/2033	4,500	5,079
	European Union 0.25% 10/22/2026	610	635
	European Union 0% 7/4/2031	705	646
	European Union 0% 7/4/2035	220	177
	European Union 0.20% 6/4/2036	1,500	1,207
	European Union 0.70% 7/6/2051	3,000	1,889
	Finland (Republic of) 3.00% 9/15/2033	2,740	3,139
	Finland (Republic of) 2.75% 4/15/2038	380	419
	French Republic O.A.T. 0.75% 2/25/2028	4,500	4,682
	French Republic O.A.T. 0% 11/25/2030	19,550	18,459
	French Republic O.A.T. 0% 5/25/2032	2,120	1,917
	French Republic O.A.T. 2.00% 11/25/2032	4,260	4,535
	French Republic O.A.T. 3.00% 5/25/2033	1,920	2,206
	French Republic O.A.T. 0.50% 5/25/2040	2,080	1,593
	French Republic O.A.T. 0.75% 5/25/2052	2,850	1,807

218	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Euros (continued)	French Republic O.A.T. 3.00% 5/25/2054	EUR2,140	$2,323
	Germany (Federal Republic of) 2.50% 3/13/2025	6,245	6,868
	Germany (Federal Republic of) 0% 4/11/2025	2,100	2,240
	Germany (Federal Republic of) 0% 10/9/2026	6,060	6,313
	Germany (Federal Republic of) 0% 4/16/2027	32,700	33,811
	Germany (Federal Republic of) 1.30% 10/15/2027	6,380	6,876
	Germany (Federal Republic of) 0% 2/15/2030	13,340	13,143
	Germany (Federal Republic of) 0% 8/15/2030	6,285	6,135
	Germany (Federal Republic of) 0% 8/15/2031	12,600	12,045
	Germany (Federal Republic of) 1.70% 8/15/2032	2,381	2,575
	Germany (Federal Republic of) 1.00% 5/15/2038	1,175	1,104
	Germany (Federal Republic of) 0% 8/15/2050	1,200	739
	Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]	5,000	5,511
	Greece (Hellenic Republic of) 3.875% 6/15/2028	11,590	13,531
	Greece (Hellenic Republic of) 1.50% 6/18/2030	2,020	2,061
	Greece (Hellenic Republic of) 0.75% 6/18/2031	700	662
	Greece (Hellenic Republic of) 1.75% 6/18/2032	4,730	4,762
	Greece (Hellenic Republic of) 3.90% 1/30/2033	3,200	3,767
	Greece (Hellenic Republic of) 4.25% 6/15/2033	985	1,194
	Greece (Hellenic Republic of) 4.375% 7/18/2038	2,330	2,836
	Greece (Hellenic Republic of) 1.875% 1/24/2052	7,918	6,280
	ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[1]	1,200	1,459
	Ireland (Republic of) 3.00% 10/18/2043	2,010	2,310
	Israel (State of) 2.875% 1/29/2024	1,180	1,303
	Italy (Republic of) 1.85% 7/1/2025	17,700	19,212
	Italy (Republic of) 1.35% 4/1/2030	7	7
	JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)1,[2]	3,208	3,229
	KfW 0.125% 6/30/2025	590	626
	Magyar Export-Import Bank 6.00% 5/16/2029	1,430	1,679
	Metropolitan Life Global Funding I 0.55% 6/16/2027[2]	2,000	2,030
	Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]	580	626
	Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]	1,535	1,607
	Morocco (Kingdom of) 3.50% 6/19/2024	1,400	1,543
	Morocco (Kingdom of) 1.50% 11/27/2031	1,920	1,701
	National Bank of Greece SA 8.00% 1/3/2034 (5-year EUR-ICE Swap EURIBOR + 4.646% on 1/3/2029)[1]	600	708
	NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[1]	2,725	2,596
	PepsiCo, Inc. 0.75% 10/14/2033	2,000	1,811
	Philippines (Republic of) 0.25% 4/28/2025	875	922
	Portuguese Republic 0.475% 10/18/2030	1,610	1,564
	Portuguese Republic 3.50% 6/18/2038	3,140	3,638
	Quebec (Province of) 0.25% 5/5/2031	920	849
	Quebec (Province of) 0.50% 1/25/2032	1,155	1,066
	Romania 2.125% 3/7/2028	1,440	1,447
	Romania 3.75% 2/7/2034	530	506
	Serbia (Republic of) 1.50% 6/26/2029	2,363	2,209
	Shell International Finance BV 1.50% 4/7/2028	2,000	2,091
	Spain (Kingdom of) 1.45% 4/30/2029	1,890	1,972
	Spain (Kingdom of) 1.25% 10/31/2030	1,295	1,302
	Spain (Kingdom of) 0.50% 10/31/2031	1,247	1,160
	Spain (Kingdom of) 3.15% 4/30/2033	3,647	4,098
	Spain (Kingdom of) 3.55% 10/31/2033	8,440	9,770
	Spain (Kingdom of) 3.90% 7/30/2039	530	621
	Spain (Kingdom of) 1.90% 10/31/2052	1,010	773
	State Grid Overseas Investment (2016), Ltd. 1.375% 5/2/2025	441	471
	State Grid Overseas Investment (2016), Ltd. 2.125% 5/2/2030	200	197
	Stryker Corp. 0.25% 12/3/2024	480	513
	Stryker Corp. 0.75% 3/1/2029	980	964
	Stryker Corp. 1.00% 12/3/2031	450	421

American Funds Insurance Series	219

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Euros (continued)	TotalEnergies SE 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]	EUR2,000	$2,190
	Toyota Motor Credit Corp. 0.125% 11/5/2027	1,850	1,835
	Tunisia (Republic of) 5.625% 2/17/2024	8,219	8,779
	Ukraine 6.75% 6/20/2028[3]	3,119	851
	Ukraine 6.75% 6/20/2028[3]	1,225	334
	Ukraine 4.375% 1/27/2032[3]	2,705	627

			339,133

Japanese yen 6.54%	Japan, Series 18, 0.10% 3/10/2024[4]	JPY1,095,934	7,839
	Japan, Series 19, 0.10% 9/10/2024[4]	477,068	3,437
	Japan, Series 346, 0.10% 3/20/2027	777,900	5,523
	Japan, Series 352, 0.10% 9/20/2028	1,006,900	7,104
	Japan, Series 356, 0.10% 9/20/2029	2,220,800	15,621
	Japan, Series 116, 2.20% 3/20/2030	576,100	4,570
	Japan, Series 362, 0.10% 3/20/2031	737,200	5,122
	Japan, Series 152, 1.20% 3/20/2035	608,450	4,523
	Japan, Series 21, 2.30% 12/20/2035	720,000	5,962
	Japan, Series 162, 0.60% 9/20/2037	1,966,150	13,276
	Japan, Series 179, 0.50% 12/20/2041	196,950	1,218
	Japan, Series 182, 1.10% 9/20/2042	619,850	4,226
	Japan, Series 37, 0.60% 6/20/2050	694,500	3,862
	Japan, Series 73, 0.70% 12/20/2051	1,568,700	8,813
	Japan, Series 74, 1.00% 3/20/2052	246,100	1,496
	Japan, Series 79, 1.20% 6/20/2053	274,400	1,743
	Philippines (Republic of) 0.001% 4/12/2024	900,000	6,371

			100,706

British pounds 4.62%	American Honda Finance Corp. 0.75% 11/25/2026	GBP1,420	1,638
	Asian Development Bank 1.125% 6/10/2025	740	899
	KfW 1.125% 7/4/2025	1,165	1,413
	Lloyds Bank PLC 7.625% 4/22/2025	655	856
	Quebec (Province of) 2.25% 9/15/2026	1,870	2,268
	United Kingdom 0.125% 1/30/2026	425	504
	United Kingdom 1.25% 7/22/2027	3,060	3,622
	United Kingdom 4.25% 12/7/2027	5,910	7,767
	United Kingdom 1.625% 10/22/2028	8,070	9,526
	United Kingdom 4.75% 12/7/2030	6,920	9,553
	United Kingdom 0.25% 7/31/2031	11,850	11,944
	United Kingdom 1.00% 1/31/2032	7,120	7,523
	United Kingdom 4.25% 6/7/2032	3,010	4,063
	United Kingdom 0.625% 7/31/2035	210	190
	United Kingdom 3.75% 1/29/2038	3,015	3,772
	United Kingdom 0.875% 1/31/2046	4,917	3,351
	United Kingdom 3.75% 10/22/2053	1,870	2,226

			71,115

Chinese yuan renminbi 3.78%	China (People’s Republic of), Series INBK, 2.44% 10/15/2027	CNY38,940	5,506
	China (People’s Republic of), Series INBK, 2.75% 2/17/2032	59,810	8,545
	China (People’s Republic of), Series INBK, 2.88% 2/25/2033	22,240	3,212
	China (People’s Republic of), Series 1910, 3.86% 7/22/2049	81,080	13,395
	China (People’s Republic of), Series INBK, 3.81% 9/14/2050	66,960	11,040
	China (People’s Republic of), Series INBK, 3.53% 10/18/2051	45,510	7,172
	China (People’s Republic of), Series INBK, 3.12% 10/25/2052	42,610	6,267
	China Development Bank Corp., Series 1814, 4.15% 10/26/2025	20,900	3,047

			58,184

220	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Brazilian reais 2.72%	Brazil (Federative Republic of) 6.00% 8/15/2024[4]	BRL14,095	$2,893
	Brazil (Federative Republic of) 10.00% 1/1/2025	1,700	350
	Brazil (Federative Republic of) 10.00% 1/1/2029	12,400	2,548
	Brazil (Federative Republic of) 10.00% 1/1/2031	52,681	10,718
	Brazil (Federative Republic of) 10.00% 1/1/2033	94,878	19,254
	Brazil (Federative Republic of) 6.00% 8/15/2040[4]	1,966	432
	Brazil (Federative Republic of) 6.00% 8/15/2050[4]	23,510	5,211
	Brazil (Federative Republic of) 6.00% 8/15/2060[4]	1,966	437

			41,843

Mexican pesos 2.36%	América Móvil, SAB de CV, 9.50% 1/27/2031	MXN115,680	6,630
	Petroleos Mexicanos 7.19% 9/12/2024	66,159	3,726
	United Mexican States, Series M, 7.50% 6/3/2027	251,720	14,049
	United Mexican States, Series M30, 8.50% 11/18/2038	21,100	1,186
	United Mexican States, Series M, 8.00% 11/7/2047	7,830	412
	United Mexican States, Series M, 8.00% 7/31/2053	198,770	10,397

			36,400

Canadian dollars 2.17%	Canada 3.50% 3/1/2028	CAD25,228	19,239
	Canada 3.25% 12/1/2033	15,230	11,630
	Canada 2.75% 12/1/2048	3,500	2,500

			33,369

South Korean won 1.93%	South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW5,183,670	3,940
	South Korea (Republic of), Series 2709, 3.125% 9/10/2027	4,513,500	3,499
	South Korea (Republic of), Series 2712, 2.375% 12/10/2027	5,158,930	3,889
	South Korea (Republic of), Series 2803, 3.25% 3/10/2028	3,998,100	3,113
	South Korea (Republic of), Series 3106, 2.00% 6/10/2031	2,131,440	1,525
	South Korea (Republic of), Series 3212, 4.25% 12/10/2032	16,434,880	13,794

			29,760

Australian dollars 1.82%	Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD6,610	3,826
	Australia (Commonwealth of), Series 163, 1.00% 11/21/2031	5,789	3,182
	Australia (Commonwealth of), Series 166, 3.00% 11/21/2033	9,735	6,120
	Australia (Commonwealth of), Series 167, 3.75% 5/21/2034	14,605	9,770
	Australia (Commonwealth of), Series 168, 3.50% 12/21/2034	7,810	5,095

			27,993

Indonesian rupiah 1.49%	Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR22,733,000	1,497
	Indonesia (Republic of), Series 64, 6.125% 5/15/2028	20,866,000	1,339
	Indonesia (Republic of), Series 95, 6.375% 8/15/2028	92,831,000	6,019
	Indonesia (Republic of), Series 71, 9.00% 3/15/2029	26,010,000	1,869
	Indonesia (Republic of), Series 82, 7.00% 9/15/2030	2,930,000	195
	Indonesia (Republic of), Series 96, 7.00% 2/15/2033	148,811,000	10,022
	Indonesia (Republic of), Series 68, 8.375% 3/15/2034	27,353,000	1,987

			22,928

South African rand 0.59%	South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR30,120	1,518
	South Africa (Republic of), Series R-214, 6.50% 2/28/2041	49,100	1,624
	South Africa (Republic of), Series R-2048, 8.75% 2/28/2048	147,415	5,945

			9,087

American Funds Insurance Series	221

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Danish kroner 0.43%	Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]	DKK52,535	$6,306
	Realkredit Danmark AS 1.00% 10/1/2053[5]	2,630	302

			6,608

New Zealand dollars 0.42%	New Zealand 4.50% 5/15/2030	NZD10,208	6,559

Malaysian ringgits 0.14%	Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR10,588	2,207

Chilean pesos 0.13%	Chile (Republic of) 1.50% 3/1/2026[4]	CLP846,536	936
	Chile (Republic of) 5.00% 10/1/2028	955,000	1,065

			2,001

Colombian pesos 0.10%	Colombia (Republic of), Series B, 7.00% 3/26/2031	COP1,185,800	264
	Colombia (Republic of), Series B, 7.25% 10/26/2050	7,150,600	1,345

			1,609

Indian rupees 0.07%	India (Republic of) 5.15% 11/9/2025	INR96,010	1,116

Polish zloty 0.07%	Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN4,900	1,112

Romanian leu 0.07%	Romania 4.75% 2/24/2025	RON5,000	1,094

Norwegian kroner 0.04%	Norway (Kingdom of) 2.125% 5/18/2032	NOK6,615	598

Ukrainian hryvnia 0.01%	Ukraine 15.50% 10/2/2024	UAH3,848	83
	Ukraine 19.50% 1/15/2025	1,954	42

			125

U.S. dollars 40.89%	7-Eleven, Inc. 0.95% 2/10/2026[6]	USD520	481
	7-Eleven, Inc. 1.30% 2/10/2028[6]	2,180	1,909
	ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[5,6]	763	770
	Advance Auto Parts, Inc. 5.95% 3/9/2028	45	45
	AerCap Ireland Capital DAC 2.45% 10/29/2026	2,102	1,947
	Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[6]	660	503
	Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[5,6]	344	345
	AG Issuer, LLC 6.25% 3/1/2028[6]	295	294
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]	103	108
	AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[1,6]	1,147	1,210
	Alabama Power Co. 3.00% 3/15/2052	980	686
	Albertsons Companies, Inc. 3.50% 3/15/2029[6]	140	127
	Alcoa Nederland Holding BV 4.125% 3/31/2029[6]	75	70
	Alfa Desarrollo SpA 4.55% 9/27/2051	476	372
	Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[6]	290	289
	Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]	120	114
	Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[6]	70	74

222	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Allied Universal Holdco, LLC 9.75% 7/15/2027[6]	USD155	$152
	Allied Universal Holdco, LLC 6.00% 6/1/2029[6]	300	245
	Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[6]	200	204
	Amazon.com, Inc. 1.50% 6/3/2030	2,040	1,729
	American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[5,6]	241	239
	American Electric Power Co., Inc. 1.00% 11/1/2025	250	232
	American Express Co. 3.375% 5/3/2024	4,202	4,171
	Amgen, Inc. 2.20% 2/21/2027	445	414
	Amgen, Inc. 5.25% 3/2/2030	981	1,009
	Amgen, Inc. 5.25% 3/2/2033	2,687	2,756
	Amgen, Inc. 5.65% 3/2/2053	1,284	1,352
	AmWINS Group, Inc. 4.875% 6/30/2029[6]	135	123
	Anglo American Capital PLC 3.95% 9/10/2050[6]	521	397
	Angola (Republic of) 9.50% 11/12/2025	1,610	1,584
	Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]	110	86
	Anywhere Real Estate Group, LLC 5.25% 4/15/2030[6]	115	86
	ARD Finance SA 6.50% Cash 6/30/2027[6,7]	210	98
	Aretec Group, Inc. 7.50% 4/1/2029[6]	245	221
	Aretec Group, Inc. 10.00% 8/15/2030[6]	50	53
	Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[1]	1,921	775
	Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[1]	3,025	1,045
	Asbury Automotive Group, Inc. 5.00% 2/15/2032[6]	55	50
	Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.176% 8/2/2029[8,9]	120	116
	Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[6]	160	161
	Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]	55	51
	AssuredPartners, Inc. 7.00% 8/15/2025[6]	120	120
	AssuredPartners, Inc. 5.625% 1/15/2029[6]	365	341
	AT&T, Inc. 3.50% 9/15/2053	2,070	1,504
	ATI, Inc. 7.25% 8/15/2030	60	62
	Atkore, Inc. 4.25% 6/1/2031[6]	25	22
	Atlantic Aviation FBO, Inc., Term Loan, (3-month USD CME Term SOFR + 2.75%) 8.22% 9/22/2028[8,9]	147	147
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[5,6]	1,817	1,822
	Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[5,6]	996	1,019
	B&G Foods, Inc. 5.25% 4/1/2025	23	23
	B&G Foods, Inc. 5.25% 9/15/2027	210	191
	B&G Foods, Inc. 8.00% 9/15/2028[6]	25	26
	Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[5,9]	219	233
	Bank of America Corp. 2.456% 10/22/2025 (3-month USD CME Term SOFR + 1.132% on 10/22/2024)[1]	847	825
	Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]	6,260	6,020
	Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]	2,695	2,470
	Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]	4,040	3,300
	Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]	1,390	1,385
	BAT Capital Corp. 2.789% 9/6/2024	1,150	1,127
	BAT Capital Corp. 3.215% 9/6/2026	955	914
	BAT Capital Corp. 3.557% 8/15/2027	1,545	1,475
	BAT Capital Corp. 3.462% 9/6/2029	1,150	1,060
	Bath & Body Works, Inc. 6.625% 10/1/2030[6]	120	123
	Bath & Body Works, Inc. 6.875% 11/1/2035	75	76
	Bausch Health Americas, Inc. 9.25% 4/1/2026[6]	80	73
	Bausch Health Companies, Inc. 5.50% 11/1/2025[6]	75	69
	Bausch Health Companies, Inc. 5.25% 2/15/2031[6]	114	50
	Beasley Mezzanine Holdings, LLC 8.625% 2/1/2026[6]	30	20
	Becton, Dickinson and Co. 4.298% 8/22/2032	320	309
	Berkshire Hathaway Energy Co. 4.60% 5/1/2053	117	104
	Bidvest Group (UK) PLC 3.625% 9/23/2026	500	465

American Funds Insurance Series	223

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[6]	USD400	$380
	Blue Racer Midstream, LLC 7.625% 12/15/2025[6]	65	66
	BMC Software, Inc., Term Loan, (1-month USD CME Term SOFR + 5.50%) 10.97% 2/27/2026[8,9]	25	25
	BMW US Capital, LLC 3.90% 4/9/2025[6]	900	890
	BMW US Capital, LLC 4.15% 4/9/2030[6]	900	883
	BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,6]	700	609
	BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,6]	1,275	1,079
	Boeing Co. 5.15% 5/1/2030	2,855	2,908
	Boeing Co. 3.625% 2/1/2031	1,127	1,047
	Bombardier, Inc. 7.125% 6/15/2026[6]	47	47
	Bombardier, Inc. 6.00% 2/15/2028[6]	50	49
	Boxer Parent Co., Inc. 9.125% 3/1/2026[6]	160	161
	Boyd Gaming Corp. 4.75% 6/15/2031[6]	45	41
	Boyne USA, Inc. 4.75% 5/15/2029[6]	107	101
	BPCE SA 5.15% 7/21/2024[6]	1,800	1,785
	Braskem Netherlands Finance BV 4.50% 1/31/2030	721	560
	Braskem Netherlands Finance BV 8.50% 1/12/2031[6]	525	489
	Braskem Netherlands Finance BV 8.50% 1/12/2031	509	474
	British Columbia (Province of) 4.20% 7/6/2033	1,240	1,225
	Broadcom, Inc. 4.00% 4/15/2029[6]	250	241
	Broadcom, Inc. 3.419% 4/15/2033[6]	698	613
	Broadcom, Inc. 3.469% 4/15/2034[6]	48	42
	Broadcom, Inc. 3.137% 11/15/2035[6]	185	152
	Broadcom, Inc. 3.75% 2/15/2051[6]	926	729
	Brookfield Property REIT, Inc. 5.75% 5/15/2026[6]	95	92
	Brookfield Property REIT, Inc. 4.50% 4/1/2027[6]	50	45
	BWX Technologies, Inc. 4.125% 4/15/2029[6]	175	160
	BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[5,6,9]	1,310	1,278
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[5,6,9]	989	968
	Caesars Entertainment, Inc. 4.625% 10/15/2029[6]	15	14
	Caesars Entertainment, Inc. 7.00% 2/15/2030[6]	74	76
	CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,6]	2,150	2,195
	California Resources Corp. 7.125% 2/1/2026[6]	100	101
	Callon Petroleum Co. 7.50% 6/15/2030[6]	15	15
	Canadian Pacific Railway Co. 3.10% 12/2/2051	1,378	997
	CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[6]	90	77
	Carnival Corp. 6.00% 5/1/2029[6]	100	96
	CCO Holdings, LLC 5.125% 5/1/2027[6]	125	121
	CCO Holdings, LLC 4.75% 3/1/2030[6]	135	124
	CCO Holdings, LLC 4.50% 8/15/2030[6]	255	230
	CCO Holdings, LLC 4.25% 2/1/2031[6]	155	136
	CCO Holdings, LLC 4.50% 6/1/2033[6]	162	137
	CCO Holdings, LLC 4.25% 1/15/2034[6]	70	57
	Centene Corp. 2.45% 7/15/2028	40	36
	Centene Corp. 4.625% 12/15/2029	195	187
	Centene Corp. 2.50% 3/1/2031	65	54
	Central Garden & Pet Co. 4.125% 10/15/2030	74	67
	Central Garden & Pet Co. 4.125% 4/30/2031[6]	110	97
	CFG Investments, Ltd., Series 2023-1, Class A, 8.56% 7/25/2034[5,6]	925	937
	Charter Communications Operating, LLC 3.75% 2/15/2028	2,650	2,504
	Cheniere Energy Partners, LP 3.25% 1/31/2032	26	22
	Chesapeake Energy Corp. 5.875% 2/1/2029[6]	115	113
	Chesapeake Energy Corp. 6.75% 4/15/2029[6]	30	30
	Chubb INA Holdings, Inc. 3.35% 5/3/2026	195	190
	Chubb INA Holdings, Inc. 4.35% 11/3/2045	425	400
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[5,6,9]	1,240	1,257
	Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[5,6,9]	805	829

224	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Civitas Resources, Inc. 8.75% 7/1/2031[6]	USD90	$96
	Clarios Global, LP 6.25% 5/15/2026[6]	44	44
	Clarios Global, LP 8.50% 5/15/2027[6]	90	90
	Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]	45	42
	Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]	5	5
	Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]	100	91
	Cloud Software Group, Inc. 6.50% 3/31/2029[6]	235	224
	Cloud Software Group, Inc. 9.00% 9/30/2029[6]	175	166
	Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[8,9]	100	98
	CMS Energy Corp. 3.875% 3/1/2024	100	100
	CMS Energy Corp. 3.00% 5/15/2026	1,200	1,148
	CNX Resources Corp. 7.25% 3/14/2027[6]	240	243
	Coinbase Global, Inc. 3.375% 10/1/2028[6]	55	46
	Coinbase Global, Inc. 3.625% 10/1/2031[6]	85	66
	Colombia (Republic of) 3.875% 4/25/2027	350	335
	Colombia (Republic of) 8.00% 11/14/2035	445	488
	Comcast Corp. 4.80% 5/15/2033	4,100	4,153
	Commonwealth Bank of Australia 2.688% 3/11/2031[6]	4,650	3,828
	CommScope Technologies, LLC 6.00% 6/15/2025[6]	160	131
	CommScope, Inc. 6.00% 3/1/2026[6]	53	47
	CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[8,9]	25	22
	Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[6]	307	290
	Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[6]	65	59
	Comstock Resources, Inc. 6.75% 3/1/2029[6]	95	87
	Comstock Resources, Inc. 5.875% 1/15/2030[6]	65	56
	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[5,6,9]	1,656	1,692
	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 8.887% 5/25/2043[5,6,9]	804	857
	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[5,6,9]	1,034	1,042
	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, (30-day Average USD-SOFR + 3.10%) 8.437% 6/25/2043[5,6,9]	305	319
	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[5,6,9]	784	788
	ConocoPhillips Co. 5.30% 5/15/2053	761	783
	Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[7]	1,127	820
	Constellium SE 3.75% 4/15/2029[6]	125	114
	Consumers Energy Co. 3.60% 8/15/2032	1,600	1,484
	Corebridge Financial, Inc. 3.90% 4/5/2032	748	677
	CoreLogic, Inc. 4.50% 5/1/2028[6]	339	297
	CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.97% 6/4/2029[8,9]	65	59
	Corporate Office Properties, LP 2.75% 4/15/2031	1,212	981
	Coty, Inc. 4.75% 1/15/2029[6]	125	119
	Coty, Inc. 6.625% 7/15/2030[6]	95	98
	Covanta Holding Corp. 4.875% 12/1/2029[6]	25	22
	CPS Auto Receivables Trust, Series 2022-C, Class B, 4.88% 4/15/2030[5,6]	333	330
	Crédit Agricole SA 4.375% 3/17/2025[6]	1,100	1,083
	Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,6]	2,675	2,539
	Crescent Energy Finance, LLC 9.25% 2/15/2028[6]	178	185
	Crown Castle, Inc. 2.50% 7/15/2031	767	640
	CSX Corp. 3.80% 4/15/2050	75	61
	CVR Partners, LP 6.125% 6/15/2028[6]	65	61
	Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]	725	699
	Darling Ingredients, Inc. 6.00% 6/15/2030[6]	165	165
	Deluxe Corp. 8.00% 6/1/2029[6]	20	18
	Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	850	797
	Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]	1,160	1,061
	Deutsche Telekom International Finance BV 9.25% 6/1/2032	930	1,207

American Funds Insurance Series	225

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Diamond Sports Group, LLC 6.625% 8/15/2027[3,6]	USD310	$16
	Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[6,8,9]	326	337
	DIRECTV Financing, LLC 5.875% 8/15/2027[6]	50	47
	DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.65% 8/2/2027[8,9]	92	92
	DISH DBS Corp. 5.25% 12/1/2026[6]	15	13
	DISH Network Corp. 11.75% 11/15/2027[6]	260	272
	Dominican Republic 5.50% 1/27/2025[6]	1,375	1,370
	Dominican Republic 8.625% 4/20/2027[6]	225	236
	Dominican Republic 6.40% 6/5/2049[6]	813	768
	Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[6]	47	44
	Ecopetrol SA 6.875% 4/29/2030	1,445	1,434
	Edison International 4.125% 3/15/2028	2,390	2,311
	Edison International 5.25% 11/15/2028	1,522	1,533
	Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]	100	93
	Electricité de France SA 4.875% 9/21/2038[6]	795	737
	Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,6]	300	336
	Element Solutions, Inc. 3.875% 9/1/2028[6]	105	97
	Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[6]	205	131
	Enel Finance International NV 1.375% 7/12/2026[6]	1,248	1,137
	Enel Finance International NV 1.875% 7/12/2028[6]	1,227	1,072
	Energy Transfer, LP 8.00% 4/1/2029[6]	98	102
	Enfragen Energia Sur SA 5.375% 12/30/2030	1,329	1,039
	Entergy Corp. 0.90% 9/15/2025	750	698
	Entergy Louisiana, LLC 4.75% 9/15/2052	1,275	1,174
	Enviri Corp. 5.75% 7/31/2027[6]	145	135
	EQM Midstream Partners, LP 6.50% 7/1/2027[6]	225	229
	EQM Midstream Partners, LP 7.50% 6/1/2030[6]	45	48
	EQM Midstream Partners, LP 6.50% 7/15/2048	40	41
	Equinix, Inc. 1.80% 7/15/2027	1,145	1,037
	Equinix, Inc. 2.15% 7/15/2030	3,216	2,727
	EquipmentShare.com, Inc. 9.00% 5/15/2028[6]	90	93
	Exeter Automobile Receivables Trust, Series 2023-5, Class B, 6.58% 4/17/2028[5]	78	79
	Export-Import Bank of Korea 5.125% 1/11/2033	1,175	1,222
	Fair Isaac Corp. 4.00% 6/15/2028[6]	15	14
	Fannie Mae Pool #FM6293 3.00% 1/1/2051[5]	69	61
	Fannie Mae Pool #CB0046 3.00% 4/1/2051[5]	1,786	1,585
	Fannie Mae Pool #CB4852 4.50% 10/1/2052[5]	7,668	7,438
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[5]	110	111
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[5]	19	19
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[5]	67	67
	Fannie Mae Pool #MA5071 5.00% 7/1/2053[5]	5,542	5,484
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[5]	250	251
	Fannie Mae Pool #MA5165 5.50% 10/1/2053[5]	968	973
	Fertitta Entertainment, LLC 4.625% 1/15/2029[6]	25	23
	Fertitta Entertainment, LLC 6.75% 1/15/2030[6]	25	22
	Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[2,8,9]	97	95
	Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[2,8,9]	3	3
	First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]	325	291
	First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]	1,795	1,528
	First Quantum Minerals, Ltd. 8.625% 6/1/2031[6]	775	658
	First Student Bidco, Inc. 4.00% 7/31/2029[6]	45	39
	FirstEnergy Corp., Series B, 4.15% 7/15/2027	1,800	1,732

226	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]	USD2,325	$2,110
	Ford Motor Co. 6.10% 8/19/2032	30	30
	Ford Motor Credit Co., LLC 3.81% 1/9/2024	290	290
	Ford Motor Credit Co., LLC 4.95% 5/28/2027	300	293
	Ford Motor Credit Co., LLC 3.815% 11/2/2027	200	187
	Ford Motor Credit Co., LLC 7.35% 11/4/2027	200	211
	Ford Motor Credit Co., LLC 2.90% 2/16/2028	200	180
	Ford Motor Credit Co., LLC 4.00% 11/13/2030	125	112
	Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]	3,975	3,795
	Freddie Mac Pool #RB5071 2.00% 9/1/2040[5]	3,835	3,303
	Freddie Mac Pool #RB5111 2.00% 5/1/2041[5]	6,067	5,202
	Freddie Mac Pool #QD3310 3.00% 12/1/2051[5]	19	17
	Freddie Mac Pool #SD8214 3.50% 5/1/2052[5]	5,026	4,613
	Freddie Mac Pool #QE6084 5.00% 7/1/2052[5]	1,120	1,110
	Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]	3,687	3,650
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[5]	296	297
	Freddie Mac Pool #SD8341 5.00% 7/1/2053[5]	3,203	3,170
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[5]	786	789
	Freddie Mac Pool #SD8362 5.50% 9/1/2053[5]	2,835	2,847
	Freddie Mac Pool #SD8367 5.50% 10/1/2053[5]	3,586	3,602
	Freddie Mac Pool #SD8372 5.50% 11/1/2053[5]	12,518	12,571
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 8.237% 4/25/2042[5,6,9]	441	454
	FXI Holdings, Inc. 12.25% 11/15/2026[6]	497	444
	Gartner, Inc. 3.75% 10/1/2030[6]	70	62
	General Motors Financial Co., Inc. 1.05% 3/8/2024	725	719
	Genesis Energy, LP 8.00% 1/15/2027	125	127
	Genesis Energy, LP 8.25% 1/15/2029	25	26
	Genesis Energy, LP 8.875% 4/15/2030	38	39
	GeoPark, Ltd. 5.50% 1/17/2027	2,780	2,464
	Georgia (Republic of) 2.75% 4/22/2026[6]	400	376
	Gilead Sciences, Inc. 5.25% 10/15/2033	1,342	1,399
	Gilead Sciences, Inc. 5.55% 10/15/2053	1,155	1,252
	Go Daddy Operating Co., LLC 3.50% 3/1/2029[6]	65	59
	Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]	1,080	980
	Goldman Sachs Group, Inc. 1.992% 1/27/2032 (USD-SOFR + 1.09% on 1/27/2031)[1]	769	622
	Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[5]	2,766	2,384
	Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[5]	995	853
	Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[5]	4,812	4,160
	Government National Mortgage Assn. 6.50% 1/1/2054[5,10]	10,325	10,571
	Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[5]	777	593
	State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	1,780	1,341
	Gray Escrow II, Inc. 5.375% 11/15/2031[6]	30	23
	Group 1 Automotive, Inc. 4.00% 8/15/2028[6]	115	107
	Grupo Energia Bogota SA ESP 4.875% 5/15/2030[6]	660	625
	GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[6]	25	26
	Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[8,9]	39	39
	Harvest Midstream I, LP 7.50% 9/1/2028[6]	25	25
	HCA, Inc. 5.625% 9/1/2028	120	123
	HealthEquity, Inc. 4.50% 10/1/2029[6]	80	74
	Hess Midstream Operations, LP 5.50% 10/15/2030[6]	14	14
	Hightower Holding, LLC 6.75% 4/15/2029[6]	235	214
	Hilcorp Energy I, LP 6.00% 4/15/2030[6]	105	102
	Hilcorp Energy I, LP 6.00% 2/1/2031[6]	25	24
	Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030	25	24
	Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[6]	115	105
	Honduras (Republic of) 6.25% 1/19/2027	653	628
	Howard Hughes Corp. (The) 5.375% 8/1/2028[6]	275	265
	Howard Hughes Corp. (The) 4.125% 2/1/2029[6]	195	174
	Howard Hughes Corp. (The) 4.375% 2/1/2031[6]	120	104

American Funds Insurance Series	227

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Howmet Aerospace, Inc. 5.95% 2/1/2037	USD95	$99
	HSBC Holdings PLC 2.633% 11/7/2025 (USD-SOFR + 1.402% on 11/7/2024)[1]	305	297
	HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[1]	4,172	4,088
	HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027)[1]	1,700	1,676
	HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]	921	766
	HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[1]	2,000	2,195
	HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[1]	1,200	1,295
	HUB International, Ltd. 7.00% 5/1/2026[6]	304	306
	HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.662% 6/20/2030[8,9]	19	19
	Hyundai Capital America 0.875% 6/14/2024[6]	1,200	1,173
	Hyundai Capital America 1.50% 6/15/2026[6]	2,375	2,170
	Hyundai Capital America 1.65% 9/17/2026[6]	269	245
	Hyundai Capital America 2.00% 6/15/2028[6]	600	524
	Hyundai Capital America 6.50% 1/16/2029[6]	132	139
	Icahn Enterprises, LP 6.375% 12/15/2025	35	34
	Indonesia Asahan Aluminium (Persero) PT 5.45% 5/15/2030[6]	500	505
	Ingles Markets, Inc. 4.00% 6/15/2031[6]	190	168
	Intesa Sanpaolo SpA 5.017% 6/26/2024[6]	3,270	3,237
	Intesa Sanpaolo SpA 7.00% 11/21/2025[6]	225	231
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[6]	55	50
	Iron Mountain, Inc. 5.25% 7/15/2030[6]	235	224
	Israel (State of) 3.375% 1/15/2050	1,470	1,048
	Israel (State of) 3.875% 7/3/2050	795	617
	JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[1]	1,243	1,143
	JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[1]	58	47
	Kantar Group, LLC, Term Loan B2, (6-month USD CME Term SOFR + 4.50%) 10.108% 12/4/2026[8,9]	64	63
	KB Home 6.875% 6/15/2027	50	52
	Kennedy-Wilson, Inc. 4.75% 3/1/2029	110	92
	Kennedy-Wilson, Inc. 4.75% 2/1/2030	245	199
	Korea Development Bank 4.375% 2/15/2028	2,100	2,091
	Korea Development Bank 4.375% 2/15/2033	2,010	1,973
	Korea Electric Power Corp. 5.375% 7/31/2026[6]	1,290	1,305
	Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]	85	83
	Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[6]	125	119
	LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[5,6]	157	157
	LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[5,6]	651	651
	LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[5,6]	194	197
	Lamar Media Corp. 3.75% 2/15/2028	135	127
	Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]	140	129
	Lamb Weston Holdings, Inc. 4.375% 1/31/2032[6]	30	27
	LCM Investments Holdings II, LLC 4.875% 5/1/2029[6]	110	102
	LCM Investments Holdings II, LLC 8.25% 8/1/2031[6]	40	42
	Levi Strauss & Co. 3.50% 3/1/2031[6]	115	100
	LGI Homes, Inc. 8.75% 12/15/2028[6]	155	165
	Light and Wonder International, Inc. 7.00% 5/15/2028[6]	20	20
	Lindblad Expeditions, LLC 6.75% 2/15/2027[6]	5	5
	Live Nation Entertainment, Inc. 4.75% 10/15/2027[6]	130	125
	Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]	7,000	6,419
	LSB Industries, Inc. 6.25% 10/15/2028[6]	140	133
	Marriott International, Inc. 2.75% 10/15/2033	5	4
	Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[6]	45	40
	Marsh & McLennan Companies, Inc. 5.70% 9/15/2053	282	307
	Mastercard, Inc. 2.00% 11/18/2031	600	506
	Medline Borrower, LP 5.25% 10/1/2029[6]	40	38
	Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 8.47% 10/23/2028[8,9]	54	55
	Meituan 2.125% 10/28/2025	1,730	1,628
	Methanex Corp. 5.125% 10/15/2027	55	54

228	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Methanex Corp. 5.25% 12/15/2029	USD5	$5
	MGM Resorts International 5.50% 4/15/2027	90	89
	Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]	115	106
	Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]	73	74
	Mineral Resources, Ltd. 8.00% 11/1/2027[6]	155	159
	Mineral Resources, Ltd. 9.25% 10/1/2028[6]	85	91
	Minerva Luxembourg SA 8.875% 9/13/2033	2,575	2,727
	MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[6]	1,736	1,673
	Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[5,6]	761	762
	Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[5,6]	225	225
	Molina Healthcare, Inc. 4.375% 6/15/2028[6]	80	76
	Molina Healthcare, Inc. 3.875% 11/15/2030[6]	75	67
	Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]	2,164	1,995
	Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[1]	1,433	1,145
	Mozambique (Republic of) 9.00% 9/15/2031	940	803
	MSCI, Inc. 3.875% 2/15/2031[6]	125	114
	MSCI, Inc. 3.625% 11/1/2031[6]	210	185
	MSCI, Inc. 3.25% 8/15/2033[6]	33	28
	MSWF Commercial Mortgage Trust, Series 2023-2, Class A5, 6.014% 12/15/2056[5,9]	336	363
	MTN (Mauritius) Investments, Ltd. 6.50% 10/13/2026	460	465
	Murphy Oil USA, Inc. 4.75% 9/15/2029	48	46
	MV24 Capital BV 6.748% 6/1/2034	1,129	1,058
	Nabors Industries, Inc. 7.375% 5/15/2027[6]	55	54
	Nabors Industries, Inc. 9.125% 1/31/2030[6]	160	161
	Nasdaq, Inc. 5.95% 8/15/2053	113	122
	Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[6]	135	122
	Navient Corp. 5.00% 3/15/2027	45	43
	Navient Corp. 4.875% 3/15/2028	145	135
	NBM US Holdings, Inc. 7.00% 5/14/2026[2]	1,525	1,543
	NCR Atleos, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 10.206% 3/27/2029[8,9]	50	50
	NCR Voyix Corp. 5.25% 10/1/2030[6]	15	14
	Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[6]	85	82
	Netflix, Inc. 4.875% 4/15/2028	45	46
	Netflix, Inc. 4.875% 6/15/2030[6]	225	228
	New Fortress Energy, Inc. 6.75% 9/15/2025[6]	50	50
	New Fortress Energy, Inc. 6.50% 9/30/2026[6]	255	245
	New York Life Global Funding 1.20% 8/7/2030[6]	2,725	2,188
	Newell Brands, Inc. 5.20% 4/1/2026	80	79
	Nexstar Media, Inc. 4.75% 11/1/2028[6]	165	152
	NFP Corp. 6.875% 8/15/2028[6]	105	107
	NGL Energy Operating, LLC 7.50% 2/1/2026[6]	215	217
	Niagara Mohawk Power Corp. 3.508% 10/1/2024[6]	180	177
	Norfolk Southern Corp. 5.35% 8/1/2054	496	516
	Northern Oil and Gas, Inc. 8.125% 3/1/2028[6]	150	152
	NorthRiver Midstream Finance, LP 5.625% 2/15/2026[6]	105	102
	NOVA Chemicals Corp. 5.25% 6/1/2027[6]	20	19
	Novelis Corp. 4.75% 1/30/2030[6]	80	75
	Novelis Corp. 3.875% 8/15/2031[6]	20	18
	NuStar Logistics, LP 5.625% 4/28/2027	80	80
	Occidental Petroleum Corp. 6.375% 9/1/2028	194	204
	OCP SA 3.75% 6/23/2031	500	431
	Oleoducto Central SA 4.00% 7/14/2027	630	586
	ONEOK, Inc. 5.80% 11/1/2030	69	72
	ONEOK, Inc. 6.05% 9/1/2033	514	545
	ONEOK, Inc. 6.625% 9/1/2053	290	325
	Open Text Corp. 3.875% 2/15/2028[6]	25	23
	Option Care Health, Inc. 4.375% 10/31/2029[6]	25	23
	Oracle Corp. 2.65% 7/15/2026	2,327	2,207
	Oracle Corp. 3.25% 11/15/2027	1,880	1,786
	Oracle Corp. 3.95% 3/25/2051	22	17
	Orange 9.00% 3/1/2031[1]	2,434	3,004

American Funds Insurance Series	229

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Osaic Holdings, Inc. 10.75% 8/1/2027[6]	USD256	$260
	Pacific Gas and Electric Co. 3.15% 1/1/2026	3,000	2,879
	Pacific Gas and Electric Co. 4.65% 8/1/2028	542	521
	Pacific Gas and Electric Co. 6.40% 6/15/2033	1,500	1,580
	Pacific Gas and Electric Co. 3.30% 8/1/2040	6,850	5,025
	PacifiCorp 4.15% 2/15/2050	225	183
	PacifiCorp 3.30% 3/15/2051	150	104
	PacifiCorp 2.90% 6/15/2052	55	35
	PacifiCorp 5.35% 12/1/2053	525	506
	PacifiCorp 5.50% 5/15/2054	680	669
	Panama (Republic of) 3.75% 4/17/2026	465	438
	Panama (Republic of) 6.40% 2/14/2035	850	832
	Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]	65	60
	Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[6,7]	1	1
	Performance Food Group, Inc. 5.50% 10/15/2027[6]	11	11
	Permian Resources Operating, LLC 7.00% 1/15/2032[6]	25	26
	Peru (Republic of) 2.392% 1/23/2026	500	477
	Petroleos Mexicanos 4.875% 1/18/2024	1,776	1,773
	Petroleos Mexicanos 4.25% 1/15/2025	261	255
	Petroleos Mexicanos 6.875% 10/16/2025	660	650
	Petroleos Mexicanos 6.875% 8/4/2026	638	620
	Petroleos Mexicanos 6.49% 1/23/2027	3,219	3,023
	Petroleos Mexicanos 6.84% 1/23/2030	681	591
	Petroleos Mexicanos 6.70% 2/16/2032	779	647
	Petrorio Luxembourg SARL 6.125% 6/9/2026	910	894
	Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033	2,128	2,134
	Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	188	192
	PG&E Corp. 5.00% 7/1/2028	145	141
	PG&E Corp. 5.25% 7/1/2030	175	169
	Philip Morris International, Inc. 5.125% 11/17/2027	315	321
	Philip Morris International, Inc. 5.625% 11/17/2029	420	441
	Philip Morris International, Inc. 2.10% 5/1/2030	634	544
	Philip Morris International, Inc. 5.75% 11/17/2032	1,554	1,632
	Philip Morris International, Inc. 5.375% 2/15/2033	1,382	1,418
	Post Holdings, Inc. 5.625% 1/15/2028[6]	85	84
	Post Holdings, Inc. 5.50% 12/15/2029[6]	80	77
	Post Holdings, Inc. 4.625% 4/15/2030[6]	444	409
	Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[5,6]	526	525
	Procter & Gamble Co. 3.00% 3/25/2030	338	317
	PT Bank Negara Indonesia (Persero) Tbk 4.30% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.466% on 3/24/2027)[1]	1,535	1,364
	Qatar Energy 3.125% 7/12/2041[6]	2,895	2,231
	Qatar Energy 3.30% 7/12/2051[6]	2,942	2,155
	Radiology Partners, Inc. 9.25% 2/1/2028[6]	245	126
	Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[8,9]	10	8
	Range Resources Corp. 4.75% 2/15/2030[6]	145	134
	Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[6]	25	22
	RHP Hotel Properties, LP 7.25% 7/15/2028[6]	80	83
	RHP Hotel Properties, LP 4.50% 2/15/2029[6]	90	84
	RLJ Lodging Trust, LP 4.00% 9/15/2029[6]	25	22
	Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]	20	19
	Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]	40	40
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]	75	74
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[6]	160	172
	Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[6]	4	4
	RP Escrow Issuer, LLC 5.25% 12/15/2025[6]	190	152
	Ryan Specialty Group, LLC 4.375% 2/1/2030[6]	45	42
	Sands China, Ltd. 3.50% 8/8/2031	495	415
	Santander Holdings USA, Inc. 3.244% 10/5/2026	3,750	3,535
	Sasol Financing USA, LLC 5.875% 3/27/2024	6,165	6,133
	Sasol Financing USA, LLC 4.375% 9/18/2026	1,085	1,012

230	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Sasol Financing USA, LLC 8.75% 5/3/2029[2]	USD310	$317
	Scentre Group Trust 1 3.50% 2/12/2025[6]	210	206
	Scentre Group Trust 1 3.75% 3/23/2027[6]	110	106
	Scientific Games Holdings, LP 6.625% 3/1/2030[6]	46	44
	SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]	115	108
	Sealed Air Corp. 6.125% 2/1/2028[6]	180	182
	Serbia (Republic of) 6.25% 5/26/2028[6]	740	759
	Service Properties Trust 8.625% 11/15/2031[6]	60	63
	ServiceNow, Inc. 1.40% 9/1/2030	1,830	1,505
	Simmons Foods, Inc. 4.625% 3/1/2029[6]	160	139
	Sirius XM Radio, Inc. 3.125% 9/1/2026[6]	50	47
	Sirius XM Radio, Inc. 4.00% 7/15/2028[6]	195	180
	Sirius XM Radio, Inc. 4.125% 7/1/2030[6]	39	35
	Sirius XM Radio, Inc. 3.875% 9/1/2031[6]	111	95
	SK hynix, Inc. 3.00% 9/17/2024	1,602	1,575
	SK hynix, Inc. 1.50% 1/19/2026	563	519
	SM Energy Co. 6.50% 7/15/2028	45	45
	SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[5,6,9]	733	735
	Sonic Automotive, Inc. 4.625% 11/15/2029[6]	45	41
	Sonic Automotive, Inc. 4.875% 11/15/2031[6]	20	18
	Southern California Edison Co. 2.85% 8/1/2029	200	182
	Southern California Edison Co. 3.65% 2/1/2050	1,700	1,318
	Southwestern Energy Co. 5.375% 3/15/2030	120	117
	Southwestern Energy Co. 4.75% 2/1/2032	90	83
	Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]	17	19
	Spirit AeroSystems, Inc. 9.75% 11/15/2030[6]	60	65
	Sprint, LLC 7.625% 3/1/2026	130	136
	Stellantis Finance US, Inc. 1.711% 1/29/2027[6]	1,500	1,363
	Stellantis Finance US, Inc. 5.625% 1/12/2028[6]	2,560	2,652
	Stellantis Finance US, Inc. 2.691% 9/15/2031[6]	453	379
	Stericycle, Inc. 3.875% 1/15/2029[6]	110	100
	Sunoco, LP 4.50% 5/15/2029	290	270
	Sunoco, LP 4.50% 4/30/2030	35	32
	Surgery Center Holdings, Inc. 10.00% 4/15/2027[6]	103	104
	SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1,3]	12	–	[11]
	Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,6]	400	384
	Talen Energy Supply, LLC 8.625% 6/1/2030[6]	94	100
	Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.869% 5/17/2030[8,9]	45	45
	Tencent Holdings, Ltd. 3.24% 6/3/2050[6]	3,450	2,304
	Tenet Healthcare Corp. 6.125% 10/1/2028	25	25
	Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024	2,789	2,782
	Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[8,9]	243	238
	Tierra Mojada Luxembourg II SARL 5.75% 12/1/2040	465	420
	T-Mobile USA, Inc. 2.40% 3/15/2029	1,079	969
	T-Mobile USA, Inc. 5.65% 1/15/2053	1,400	1,459
	Toyota Motor Credit Corp. 3.375% 4/1/2030	453	426
	TransDigm, Inc. 6.25% 3/15/2026[6]	65	65
	TransDigm, Inc. 5.50% 11/15/2027	45	44
	TransDigm, Inc. 4.875% 5/1/2029	80	75
	TransDigm, Inc. 6.875% 12/15/2030[6]	85	88
	Transocean Poseidon, Ltd. 6.875% 2/1/2027[6]	56	56
	Transocean Titan Financing, Ltd. 8.375% 2/1/2028[6]	102	106
	Transocean, Inc. 8.75% 2/15/2030[6]	38	40
	Transocean, Inc. 6.80% 3/15/2038	35	28
	Treehouse Park Improvement Association No.1 9.75% 12/1/2033[6,12]	100	93
	Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[5,6]	379	374

American Funds Insurance Series	231

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Tricon Residential Trust, Series 2023-SFR1, Class B, 5.10% 7/17/2040[5,6]	USD251	$245
	Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040[5,6]	100	97
	Triumph Group, Inc. 9.00% 3/15/2028[6]	71	76
	State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	1,410	1,064
	U.S. Treasury 3.625% 3/31/2028	20	20
	U.S. Treasury 4.375% 11/30/2028	6,800	6,960
	U.S. Treasury 4.50% 11/15/2033	10,782	11,325
	U.S. Treasury 1.125% 5/15/2040[13]	6,190	4,000
	U.S. Treasury 1.75% 8/15/2041[13]	4,650	3,242
	U.S. Treasury 4.75% 11/15/2043	1,425	1,531
	U.S. Treasury 3.00% 8/15/2048[13]	5,045	4,118
	U.S. Treasury 4.125% 8/15/2053[13]	19,558	19,823
	U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[4,13]	18,013	18,560
	U.S. Treasury Inflation-Protected Security 1.375% 7/15/2033[4]	6,321	6,137
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]	3,344	2,084
	U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[4]	6,371	5,801
	UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,6]	2,265	2,249
	UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 9.988% 5/4/2026[8,9]	75	75
	UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.764% 5/3/2027[8,9]	75	75
	Ukraine 7.75% 9/1/2024[3]	6,210	1,938
	Ukraine 6.876% 5/21/2031[3]	1,269	296
	Uniform Mortgage-Backed Security 2.00% 1/1/2039[5,10]	1,841	1,651
	Uniform Mortgage-Backed Security 2.00% 2/1/2039[5,10]	1,234	1,100
	Uniform Mortgage-Backed Security 2.00% 1/1/2054[5,10]	2,470	2,019
	Uniform Mortgage-Backed Security 2.50% 1/1/2054[5,10]	24,460	20,812
	Uniform Mortgage-Backed Security 3.00% 1/1/2054[5,10]	5,222	4,620
	Uniform Mortgage-Backed Security 3.50% 1/1/2054[5,10]	9,033	8,288
	Uniform Mortgage-Backed Security 4.00% 1/1/2054[5,10]	8,840	8,362
	Uniform Mortgage-Backed Security 4.50% 1/1/2054[5,10]	16,943	16,425
	Uniform Mortgage-Backed Security 5.00% 1/1/2054[5,10]	19,966	19,755
	Uniform Mortgage-Backed Security 5.50% 1/1/2054[5,10]	10,146	10,190
	Uniform Mortgage-Backed Security 6.00% 1/1/2054[5,10]	10,805	10,972
	Uniform Mortgage-Backed Security 6.50% 1/1/2054[5,10]	6,655	6,821
	Uniform Mortgage-Backed Security 7.00% 1/1/2054[5,10]	13,150	13,566
	Uniform Mortgage-Backed Security 3.50% 2/1/2054[5,10]	18,339	16,843
	Uniform Mortgage-Backed Security 6.00% 2/1/2054[5,10]	6,750	6,854
	United Mexican States 6.338% 5/4/2053	425	434
	United Natural Foods, Inc. 6.75% 10/15/2028[6]	85	69
	United Rentals (North America), Inc. 3.875% 2/15/2031	130	118
	Univision Communications, Inc. 4.50% 5/1/2029[6]	250	223
	US Foods, Inc. 4.625% 6/1/2030[6]	35	33
	Vail Resorts, Inc. 6.25% 5/15/2025[6]	120	119
	Valvoline, Inc. 3.625% 6/15/2031[6]	85	73
	Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[7,8,9]	48	48
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]	35	32
	Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[6]	31	31
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]	110	97
	Venture Global LNG, Inc. 8.125% 6/1/2028[6]	80	81
	Veralto Corp. 5.35% 9/18/2028[6]	2,900	2,970
	VICI Properties, LP 4.375% 5/15/2025	1,563	1,537
	Vital Energy, Inc. 9.75% 10/15/2030	40	41
	VZ Secured Financing BV 5.00% 1/15/2032[6]	200	171
	W&T Offshore, Inc. 11.75% 2/1/2026[6]	55	57
	WarnerMedia Holdings, Inc. 5.05% 3/15/2042	1,928	1,701
	Warrior Met Coal, Inc. 7.875% 12/1/2028[6]	71	71
	WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[6]	320	308
	WEA Finance, LLC 3.75% 9/17/2024[6]	535	526
	Weatherford International, Ltd. 6.50% 9/15/2028[6]	38	39
	Weatherford International, Ltd. 8.625% 4/30/2030[6]	93	97

232	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
U.S. dollars (continued)	Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]	USD5,788	$5,525
	Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]	1,600	1,440
	WESCO Distribution, Inc. 7.125% 6/15/2025[6]	180	181
	WESCO Distribution, Inc. 7.25% 6/15/2028[6]	200	206
	Western Midstream Operating, LP 3.10% 2/1/2025[1]	85	83
	Western Midstream Operating, LP 5.25% 2/1/2050[1]	80	72
	Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[5,6]	992	991
	Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[5,6]	278	277
	Westlake Automobile Receivables Trust, Series 2023-1, Class B, 5.41% 1/18/2028[5,6]	60	60
	Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	1,250	1,205
	WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[3,6,7]	37	8
	WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[3,6,7]	31	11
	WMG Acquisition Corp. 3.75% 12/1/2029[6]	110	100
	WMG Acquisition Corp. 3.875% 7/15/2030[6]	135	122
	WMG Acquisition Corp. 3.00% 2/15/2031[6]	80	69
	Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,2,12]	105	107
	Wynn Las Vegas, LLC 5.50% 3/1/2025[6]	110	109
	Wynn Resorts Finance, LLC 7.125% 2/15/2031[6]	43	45
	Yahoo Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.97% 9/1/2027[8,9]	95	93
	Ziggo Bond Co. BV 5.125% 2/28/2030[6]	200	167
	Ziggo BV 4.875% 1/15/2030[6]	300	268

			629,873

	Total bonds, notes & other debt instruments (cost: $1,470,776,000)		1,423,420

Convertible bonds & notes 0.08%
U.S. dollars 0.08%	Abu Dhabi National Oil Co., convertible notes, 0.70% 6/4/2024	1,200	1,173

	Total convertible bonds & notes (cost: $1,171,000)		1,173

Preferred securities 0.00%		Shares
U.S. dollars 0.00%	ACR III LSC Holdings, LLC, Series B, preferred shares[6,12,14]	48	74

	Total preferred securities (cost: $50,000)		74

Common stocks 0.05%
U.S. dollars 0.05%	Diebold Nixdorf, Inc.[6,14]	8,912	258
	Constellation Oil Services Holding SA, Class B-1[12,14]	1,214,969	170
	Venator Materials PLC[12,14]	31,972,955	164
	Altera Infrastructure, LP12,14	1,441	133
	Party City Holdco, Inc.[12,14]	80	2
	Party City Holdco, Inc.[6,12,14]	1	–	[11]
	Bighorn Permian Resources, LLC[12]	531	–	[11]

	Total common stocks (cost: $1,438,000)		727

Investment funds 3.42%
	Capital Group Central Corporate Bond Fund[15]	6,213,739	52,692

	Total investment funds (cost: $49,062,000)		52,692

American Funds Insurance Series	233

Capital World Bond Fund (continued)

Short-term securities 13.02%		Shares	Value (000)

Money market investments 11.51%
Capital Group Central Cash Fund 5.44%[15,16]		1,773,180	$177,300

	Weighted average yield at acquisition	Principal amount (000)

Bills & notes of governments & government agencies outside the U.S. 1.51%
Japan Treasury 2/20/2024	(0.103)%	JPY3,277,100	23,247

Total short-term securities (cost: $201,752,000)			200,547

Total investment securities 108.98% (cost: $1,724,249,000)			1,678,633
Other assets less liabilities (8.98)%			(138,292)

Net assets 100.00%			$1,540,341

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

10 Year Australian Government Bond Futures	Long	30	3/15/2024	USD2,385	$73
3 Year Australian Government Bond Futures	Short	1	3/18/2024	(73)	(1)
2 Year Euro-Schatz Futures	Long	26	3/11/2024	3,058	13
2 Year U.S. Treasury Note Futures	Long	1,259	4/3/2024	259,246	2,109
5 Year Euro-Bobl Futures	Short	61	3/11/2024	(8,032)	(20)
5 Year U.S. Treasury Note Futures	Long	1,305	4/3/2024	141,949	3,201
10 Year Italy Government Bond Futures	Long	88	3/11/2024	11,575	365
10 Year French Government Bond Futures	Long	58	3/11/2024	8,420	294
10 Year Euro-Bund Futures	Short	89	3/11/2024	(13,482)	(339)
10 Year Japanese Government Bond Futures	Short	30	3/20/2024	(31,215)	(107)
10 Year UK Gilt Futures	Long	189	3/28/2024	24,729	1,251
10 Year Ultra U.S. Treasury Note Futures	Short	193	3/28/2024	(22,777)	(1,021)
10 Year U.S. Treasury Note Futures	Short	301	3/28/2024	(33,980)	(786)
20 Year U.S. Treasury Bond Futures	Long	39	3/28/2024	4,873	370
30 Year Euro-Buxl Futures	Long	26	3/11/2024	4,068	324
30 Year Ultra U.S. Treasury Bond Futures	Long	31	3/28/2024	4,141	176

					$5,902

Forward currency contracts
						Unrealized appreciation (depreciation)
Contract amount
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)

CHF	2,790	USD	3,200	Standard Chartered Bank	1/8/2024	$ 121
SGD	1,400	USD	1,050	BNP Paribas	1/8/2024	11
CZK	18,000	USD	803	BNP Paribas	1/8/2024	1
PLN	18,110	EUR	4,175	Bank of New York Mellon	1/8/2024	(9)
CZK	47,290	EUR	1,923	Citibank	1/8/2024	(10)
USD	735	NOK	7,930	Citibank	1/8/2024	(45)
USD	6,366	GBP	5,040	UBS AG	1/8/2024	(59)
USD	20,322	MXN	353,363	Goldman Sachs	1/8/2024	(453)

234	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)
						Unrealized appreciation (depreciation)
Contract amount
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)

CNH	194,180	USD	27,128	BNP Paribas	1/9/2024	$ 146
CNH	19,260	USD	2,682	Citibank	1/9/2024	24
PLN	11,105	USD	2,808	JPMorgan Chase	1/9/2024	14
HUF	981,675	USD	2,817	JPMorgan Chase	1/9/2024	8
ZAR	54,000	USD	2,941	Morgan Stanley	1/9/2024	8
EUR	7,361	PLN	31,970	HSBC Bank	1/9/2024	6
DKK	46,980	EUR	6,303	Citibank	1/9/2024	(1)
USD	2,583	ZAR	48,870	UBS AG	1/9/2024	(86)
USD	14,529	DKK	100,190	BNP Paribas	1/9/2024	(317)
EUR	380	USD	410	Morgan Stanley	1/11/2024	9
USD	994	GBP	790	Goldman Sachs	1/11/2024	(13)
JPY	2,411,633	USD	16,447	HSBC Bank	1/12/2024	696
COP	13,562,304	USD	3,379	Morgan Stanley	1/12/2024	110
USD	9,836	KRW	12,642,244	Citibank	1/12/2024	77
BRL	24,165	USD	4,914	Citibank	1/12/2024	55
JPY	399,890	USD	2,810	Citibank	1/12/2024	33
COP	2,800,000	USD	689	Standard Chartered Bank	1/12/2024	31
USD	304	CLP	264,710	Morgan Stanley	1/12/2024	4
USD	10,273	IDR	158,602,850	Citibank	1/12/2024	(30)
USD	4,434	KRW	5,846,230	Citibank	1/12/2024	(79)
USD	8,795	BRL	43,165	Standard Chartered Bank	1/12/2024	(82)
USD	3,347	COP	13,562,304	Morgan Stanley	1/12/2024	(142)
ILS	4,200	USD	1,131	Citibank	1/18/2024	29
AUD	1,830	USD	1,250	Citibank	1/18/2024	(2)
HUF	1,284,310	EUR	3,343	Goldman Sachs	1/18/2024	(2)
USD	3,464	AUD	5,150	Goldman Sachs	1/18/2024	(49)
USD	2,293	HUF	818,090	BNP Paribas	1/18/2024	(58)
USD	7,302	AUD	11,120	BNP Paribas	1/18/2024	(280)
THB	360,570	USD	10,106	Citibank	1/19/2024	398
EUR	8,610	USD	9,267	Goldman Sachs	1/19/2024	247
JPY	600,980	USD	4,131	Citibank	1/19/2024	146
JPY	849,560	USD	5,912	HSBC Bank	1/19/2024	134
MYR	2,580	USD	554	HSBC Bank	1/19/2024	10
THB	37,000	USD	1,084	Citibank	1/19/2024	(6)
USD	936	NZD	1,530	UBS AG	1/19/2024	(32)
USD	4,020	NZD	6,561	Standard Chartered Bank	1/19/2024	(128)
EUR	15,550	USD	17,013	Bank of America	1/22/2024	171
CAD	11,563	USD	8,616	BNP Paribas	1/22/2024	113
EUR	7,700	USD	8,457	Standard Chartered Bank	1/22/2024	52
SEK	45,500	USD	4,467	Bank of America	1/22/2024	49
MXN	27,010	USD	1,553	JPMorgan Chase	1/22/2024	31
IDR	95,556,480	USD	6,192	UBS AG	1/22/2024	15
PLN	4,740	USD	1,198	Citibank	1/22/2024	6
PLN	20,540	EUR	4,727	UBS AG	1/22/2024	(6)
INR	438,850	USD	5,276	HSBC Bank	1/22/2024	(9)
USD	1,550	ZAR	28,640	UBS AG	1/22/2024	(12)
USD	2,655	BRL	13,000	JPMorgan Chase	1/22/2024	(17)
USD	3,352	MXN	58,010	Standard Chartered Bank	1/22/2024	(49)
EUR	5,100	CAD	7,531	HSBC Bank	1/22/2024	(50)
USD	6,363	BRL	31,307	Citibank	1/22/2024	(72)
THB	262,300	USD	7,508	UBS AG	1/23/2024	135
DKK	27,100	USD	3,979	Citibank	1/23/2024	39
USD	2,816	GBP	2,210	Citibank	1/23/2024	(2)
CNH	269,257	USD	37,868	Goldman Sachs	1/23/2024	(13)
USD	5,551	JPY	781,000	HSBC Bank	1/26/2024	(13)
JPY	9,051,388	USD	63,378	Morgan Stanley	2/9/2024	1,246
USD	12,322	JPY	1,828,000	JPMorgan Chase	2/9/2024	(729)

American Funds Insurance Series	235

Capital World Bond Fund (continued)

Forward currency contracts (continued)
Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)

MXN	112,690	USD	6,267	Goldman Sachs	2/14/2024	$ 316
USD	25,879	JPY	3,277,100	HSBC Bank	2/16/2024	2,457
JPY	3,277,100	USD	25,661	HSBC Bank	2/16/2024	(2,239)
USD	25,676	JPY	3,277,100	HSBC Bank	2/20/2024	2,240
USD	5,303	BRL	26,176	Bank of America	2/20/2024	(58)
USD	4,334	BRL	21,630	Citibank	2/20/2024	(96)
USD	5,344	BRL	26,300	Bank of America	2/29/2024	(37)
USD	2,680	BRL	13,400	Citibank	3/7/2024	(60)
TRY	36,550	USD	1,168	BNP Paribas	3/11/2024	(10)

						$ 3,833

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)

2.628%	Annual	SONIA	Annual	7/28/2024	GBP21,600	$ (390)	$ –	$ (390)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN47,800	(192)	–	(192)
6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN48,400	(197)	–	(197)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026	MXN58,800	(244)	–	(244)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN14,000	(51)	–	(51)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN13,900	(52)	–	(52)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN14,200	(53)	–	(53)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN43,000	(157)	–	(157)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026	MXN14,100	(52)	–	(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026	MXN27,800	(104)	–	(104)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN62,600	(223)	–	(223)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN172,500	(615)	–	(615)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN28,900	(67)	–	(67)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN43,375	(99)	–	(99)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	MXN89,445	(216)	–	(216)
9.40%	28-day	28-day MXN-TIIE	28-day	2/16/2028	MXN259,800	368	–	368
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP15,850	1,263	–	1,263
4.96048%	Annual	SONIA	Annual	6/21/2028	GBP7,810	614	–	614
4.1239%	Annual	SONIA	Annual	12/5/2028	GBP13,165	551	–	551
SOFR	Annual	3.29015%	Annual	1/13/2030	USD11,280	131	–	131
SOFR	Annual	3.4705%	Annual	2/10/2030	USD16,910	31	–	31
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP4,240	(460)	–	(460)
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP8,600	(949)	–	(949)

						$(1,163)	$–	$(1,163)

236	American Funds Insurance Series

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Bilateral interest rate swaps

Receive		Pay				Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)

11.18%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL30,865	$278	$ –	$278

Centrally cleared credit default swaps on credit indices – sell protection
Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2023[18] (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	CDX.NA.IG.41	12/20/2028	USD42,427		$824	$ 585	$239
5.00%	Quarterly	CDX.NA.HY.41	12/20/2028	19,325		1,128	915	213
1.00%	Quarterly	ITRX.EUR.IG.40	12/20/2028	EUR32,310		696	630	66

						$2,648	$2,130	$518

Investments in affiliates[15]

				Net	Net unrealized		Dividend
	Value at			realized	appreciation	Value at	or interest
	1/1/2023	Additions	Reductions	gain (loss)	(depreciation)	12/31/2023	income

	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Investment funds 3.42%
Capital Group Central Corporate Bond Fund	$48,676	$1,983	$ –	$–	$2,033	$ 52,692	$1,983

Short-term securities 11.51%
Money market investments 11.51%
Capital Group Central Cash Fund 5.44%[16]	167	876,837	699,695	6	(15)	177,300	7,090

Total 14.93%				$6	$2,018	$229,992	$9,073

Restricted securities[2]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	$5,937	$5,563	.36%

Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	5,585	5,511	.36

JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1]	5/19/2020	3,404	3,229	.21

Metropolitan Life Global Funding I 0.55% 6/16/2027	12/11/2023	1,957	2,030	.13

NBM US Holdings, Inc. 7.00% 5/14/2026	5/17/2023-5/19/2023	1,476	1,543	.10

Sasol Financing USA, LLC 8.75% 5/3/2029	7/18/2023	309	317	.02

Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,12]	6/23/2023	101	107	.01

American Funds Insurance Series	237

Capital World Bond Fund (continued)

Restricted securities[2] (continued)
	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[8,9]	9/13/2023	$95	$95	.00%[19]

Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[8,9]	9/13/2023-12/13/2023	3	3	.00 [19]

Total		$18,867	$18,398	1.19%

[1]	Step bond; coupon rate may change at a later date.
[2]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $18,398,000, which represented 1.19% of the net assets of the fund.

[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $109,560,000, which represented 7.11% of the net assets of the fund.

[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[8]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,802,000, which represented .12% of the net assets of the fund.

[9]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[10]	Purchased on a TBA basis.
[11]	Amount less than one thousand.
[12]	Value determined using significant unobservable inputs.
[13]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,774,000, which represented .83% of the net assets of the fund.
[14]	Security did not produce income during the last 12 months.
[15]	Part of the same “group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[16]	Rate represents the seven-day yield at 12/31/2023.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

[19]	Amount less than .01%.

Key to abbreviation(s)
Assn. = Association	EURIBOR = Euro Interbank Offered Rate	REIT = Real Estate Investment Trust
AUD = Australian dollars	GBP = British pounds	Rev. = Revenue
BRL = Brazilian reais	HUF = Hungarian forints	RON = Romanian leu
BZDIOVER = Overnight Brazilian Interbank Deposit Rate	ICE = Intercontinental Exchange, Inc.	SEK = Swedish kronor
CAD = Canadian dollars	IDR = Indonesian rupiah	SGD = Singapore dollars
CHF = Swiss francs	ILS = Israeli shekels	SOFR = Secured Overnight Financing Rate
CLP = Chilean pesos	INR = Indian rupees	SONIA = Sterling Overnight Interbank Average Rate
CME = CME Group	JPY = Japanese yen	TBA = To be announced
CNH = Chinese yuan renminbi	KRW = South Korean won	THB = Thai baht
CNY = Chinese yuan	MXN = Mexican pesos	TIIE = Equilibrium Interbank Interest Rate
COP = Colombian pesos	MYR = Malaysian ringgits	TRY = Turkish lira
CZK = Czech korunas	NOK = Norwegian kroner	UAH = Ukrainian hryvnia
DAC = Designated Activity Company	NZD = New Zealand dollars	USD = U.S. dollars
DKK = Danish kroner	PIK = Payment In Kind	ZAR = South African rand
EUR = Euros	PLN = Polish zloty
Ref. = Refunding

Refer to the notes to financial statements.

238	American Funds Insurance Series

American High-Income Trust

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 88.89%		Principal amount (000)	Value (000)

Corporate bonds, notes & loans 88.47%

Energy 15.14%	Aethon United BR, LP 8.25% 2/15/2026[1]	USD435	$438
	Antero Midstream Partners, LP 5.375% 6/15/2029[1]	570	549
	Antero Resources Corp. 7.625% 2/1/2029[1]	244	251
	Antero Resources Corp. 5.375% 3/1/2030[1]	130	125
	Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[1]	2,040	2,056
	Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[1]	170	214
	Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]	271	273
	Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]	1,385	1,290
	BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]	1,210	1,148
	Blue Racer Midstream, LLC 7.625% 12/15/2025[1]	496	503
	Borr IHC, Ltd. 10.00% 11/15/2028[1]	1,970	2,059
	Borr IHC, Ltd. 10.375% 11/15/2030[1]	545	564
	California Resources Corp. 7.125% 2/1/2026[1]	390	396
	Callon Petroleum Co. 7.50% 6/15/2030[1]	1,665	1,681
	Cheniere Energy Partners, LP 4.50% 10/1/2029	58	56
	Cheniere Energy, Inc. 4.625% 10/15/2028	1,041	1,017
	Chesapeake Energy Corp. 5.50% 2/1/2026[1]	790	784
	Chesapeake Energy Corp. 5.875% 2/1/2029[1]	2,055	2,016
	Chesapeake Energy Corp. 6.75% 4/15/2029[1]	755	763
	Chord Energy Corp. 6.375% 6/1/2026[1]	190	190
	CITGO Petroleum Corp. 6.375% 6/15/2026[1]	375	374
	CITGO Petroleum Corp. 8.375% 1/15/2029[1]	1,410	1,451
	Civitas Resources, Inc. 5.00% 10/15/2026[1]	905	879
	Civitas Resources, Inc. 8.375% 7/1/2028[1]	530	554
	Civitas Resources, Inc. 8.625% 11/1/2030[1]	730	775
	Civitas Resources, Inc. 8.75% 7/1/2031[1]	2,987	3,184
	CNX Midstream Partners, LP 4.75% 4/15/2030[1]	280	252
	CNX Resources Corp. 7.25% 3/14/2027[1]	1,168	1,180
	CNX Resources Corp. 6.00% 1/15/2029[1]	1,804	1,732
	CNX Resources Corp. 7.375% 1/15/2031[1]	911	918
	Comstock Resources, Inc. 6.75% 3/1/2029[1]	805	737
	Comstock Resources, Inc. 5.875% 1/15/2030[1]	1,130	982
	Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[2]	3,201	2,328
	Continental Resources, Inc. 5.75% 1/15/2031[1]	365	364
	Crescent Energy Finance, LLC 7.25% 5/1/2026[1]	500	504
	Crescent Energy Finance, LLC 9.25% 2/15/2028[1]	1,498	1,555
	Devon Energy Corp. 5.875% 6/15/2028	202	204
	Devon Energy Corp. 4.50% 1/15/2030	493	474
	DT Midstream, Inc. 4.125% 6/15/2029[1]	1,408	1,297
	DT Midstream, Inc. 4.375% 6/15/2031[1]	307	277
	Encino Acquisition Partners Holdings, LLC 8.50% 5/1/2028[1]	250	247
	Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]	1,025	868
	Energy Transfer, LP 6.00% 2/1/2029[1]	55	56
	Energy Transfer, LP 8.00% 4/1/2029[1]	1,295	1,348
	EQM Midstream Partners, LP 4.125% 12/1/2026	87	84
	EQM Midstream Partners, LP 7.50% 6/1/2027[1]	270	278
	EQM Midstream Partners, LP 6.50% 7/1/2027[1]	1,910	1,946
	EQM Midstream Partners, LP 5.50% 7/15/2028	881	873
	EQM Midstream Partners, LP 4.50% 1/15/2029[1]	835	790
	EQM Midstream Partners, LP 7.50% 6/1/2030[1]	338	364
	EQM Midstream Partners, LP 4.75% 1/15/2031[1]	1,690	1,575
	EQM Midstream Partners, LP 6.50% 7/15/2048	1,115	1,144
	EQT Corp. 5.00% 1/15/2029	170	169
	EQT Corp. 3.625% 5/15/2031[1]	290	259
	Genesis Energy, LP 6.25% 5/15/2026	320	320
	Genesis Energy, LP 8.00% 1/15/2027	3,115	3,169
	Genesis Energy, LP 7.75% 2/1/2028	87	87
	Genesis Energy, LP 8.25% 1/15/2029	1,480	1,524
	Genesis Energy, LP 8.875% 4/15/2030	1,110	1,149
	Harbour Energy PLC 5.50% 10/15/2026[1]	1,545	1,512
	Harvest Midstream I, LP 7.50% 9/1/2028[1]	1,717	1,709

American Funds Insurance Series	239

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Energy (continued)	Hess Midstream Operations, LP 5.125% 6/15/2028[1]	USD156	$151
	Hess Midstream Operations, LP 4.25% 2/15/2030[1]	1,430	1,317
	Hess Midstream Operations, LP 5.50% 10/15/2030[1]	400	388
	Hilcorp Energy I, LP 6.25% 11/1/2028[1]	145	145
	Hilcorp Energy I, LP 5.75% 2/1/2029[1]	985	952
	Hilcorp Energy I, LP 6.00% 4/15/2030[1]	922	895
	Hilcorp Energy I, LP 6.00% 2/1/2031[1]	938	908
	Hilcorp Energy I, LP 6.25% 4/15/2032[1]	935	901
	Hilcorp Energy I, LP 8.375% 11/1/2033[1]	2,238	2,374
	Jonah Energy, LLC 12.00% 11/5/2025[3]	852	852
	Matador Resources Co. 6.875% 4/15/2028[1]	425	431
	Mesquite Energy, Inc. 7.25% 2/15/2023[1,4]	739	59
	Murphy Oil Corp. 6.375% 7/15/2028	243	244
	Murphy Oil USA, Inc. 3.75% 2/15/2031[1]	820	715
	Nabors Industries, Inc. 7.375% 5/15/2027[1]	1,615	1,584
	Nabors Industries, Inc. 9.125% 1/31/2030[1]	1,275	1,281
	Nabors Industries, Ltd. 7.25% 1/15/2026[1]	350	337
	Neptune Energy Bondco PLC 6.625% 5/15/2025[1]	1,250	1,240
	New Fortress Energy, Inc. 6.75% 9/15/2025[1]	1,720	1,708
	New Fortress Energy, Inc. 6.50% 9/30/2026[1]	5,155	4,956
	New Fortress Energy, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.39% 10/30/2028[5,6]	270	267
	NGL Energy Operating, LLC 7.50% 2/1/2026[1]	8,280	8,369
	NGL Energy Partners, LP 6.125% 3/1/2025	1,964	1,962
	NGL Energy Partners, LP 7.50% 4/15/2026	875	871
	Noble Finance II, LLC 8.00% 4/15/2030[1]	485	505
	Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]	1,985	2,012
	Northern Oil and Gas, Inc. 8.75% 6/15/2031[1]	1,215	1,267
	NuStar Logistics, LP 6.00% 6/1/2026	286	286
	Occidental Petroleum Corp. 6.625% 9/1/2030	390	415
	Occidental Petroleum Corp. 6.125% 1/1/2031	465	483
	Occidental Petroleum Corp. 6.45% 9/15/2036	245	260
	Occidental Petroleum Corp. 6.20% 3/15/2040	290	300
	Occidental Petroleum Corp. 6.60% 3/15/2046	305	331
	Parkland Corp. 4.625% 5/1/2030[1]	440	405
	PDC Energy, Inc. 5.75% 5/15/2026	600	599
	Permian Resources Operating, LLC 6.875% 4/1/2027[1]	455	455
	Permian Resources Operating, LLC 8.00% 4/15/2027[1]	58	60
	Permian Resources Operating, LLC 9.875% 7/15/2031[1]	1,030	1,146
	Permian Resources Operating, LLC 7.00% 1/15/2032[1]	395	408
	Petroleos Mexicanos 4.875% 1/18/2024	223	223
	Petroleos Mexicanos 6.875% 10/16/2025	350	345
	Petroleos Mexicanos 8.75% 6/2/2029	732	712
	Petrorio Luxembourg SARL 6.125% 6/9/2026[1]	320	314
	Range Resources Corp. 4.875% 5/15/2025	362	358
	Range Resources Corp. 8.25% 1/15/2029	825	855
	Range Resources Corp. 4.75% 2/15/2030[1]	970	898
	Rockies Express Pipeline, LLC 4.95% 7/15/2029[1]	375	359
	Seadrill Finance, Ltd. 8.375% 8/1/2030[1]	930	971
	Sitio Royalties Operating Partnership, LP 7.875% 11/1/2028[1]	350	363
	Southwestern Energy Co. 5.375% 3/15/2030	1,690	1,652
	Southwestern Energy Co. 4.75% 2/1/2032	570	528
	Suburban Propane Partners, LP 5.00% 6/1/2031[1]	335	304
	Sunoco, LP 6.00% 4/15/2027	547	549
	Sunoco, LP 5.875% 3/15/2028	290	290
	Sunoco, LP 7.00% 9/15/2028[1]	1,645	1,698
	Sunoco, LP 4.50% 5/15/2029	1,970	1,832
	Sunoco, LP 4.50% 4/30/2030	1,955	1,812
	Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]	85	85
	Targa Resources Partners, LP 6.50% 7/15/2027	133	135
	Targa Resources Partners, LP 6.875% 1/15/2029	915	946

240	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Energy (continued)	Targa Resources Partners, LP 5.50% 3/1/2030	USD327	$327
	Targa Resources Partners, LP 4.875% 2/1/2031	695	676
	Transocean Aquila, Ltd. 8.00% 9/30/2028[1]	575	584
	Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]	527	525
	Transocean Titan Financing, Ltd. 8.375% 2/1/2028[1]	1,032	1,071
	Transocean, Inc. 11.50% 1/30/2027[1]	245	256
	Transocean, Inc. 8.75% 2/15/2030[1]	503	525
	Transocean, Inc. 6.80% 3/15/2038	540	434
	USA Compression Partners, LP 6.875% 4/1/2026	646	644
	USA Compression Partners, LP 6.875% 9/1/2027	247	244
	Valaris, Ltd. 8.375% 4/30/2030[1]	450	461
	Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[1]	195	194
	Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]	2,250	1,985
	Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]	1,690	1,434
	Venture Global LNG, Inc. 8.125% 6/1/2028[1]	710	718
	Venture Global LNG, Inc. 9.50% 2/1/2029[1]	405	429
	Venture Global LNG, Inc. 8.375% 6/1/2031[1]	1,000	1,001
	Vital Energy, Inc. 10.125% 1/15/2028	250	257
	Vital Energy, Inc. 9.75% 10/15/2030	555	576
	W&T Offshore, Inc. 11.75% 2/1/2026[1]	355	365
	Weatherford International, Ltd. 6.50% 9/15/2028[1]	1,486	1,539
	Weatherford International, Ltd. 8.625% 4/30/2030[1]	3,721	3,888
	Western Midstream Operating, LP 3.10% 2/1/2025[7]	450	438
	Western Midstream Operating, LP 3.95% 6/1/2025	65	63
	Western Midstream Operating, LP 4.50% 3/1/2028	239	231
	Western Midstream Operating, LP 5.25% 2/1/2050[7]	545	489

			132,287

Consumer discretionary 11.71%	Acushnet Co. 7.375% 10/15/2028[1]	470	491
	Advance Auto Parts, Inc. 1.75% 10/1/2027	199	171
	Advance Auto Parts, Inc. 5.95% 3/9/2028	345	344
	Advance Auto Parts, Inc. 3.90% 4/15/2030	1,076	966
	Advance Auto Parts, Inc. 3.50% 3/15/2032	593	491
	Allied Universal Holdco, LLC 6.625% 7/15/2026[1]	8	8
	Allied Universal Holdco, LLC 9.75% 7/15/2027[1]	731	717
	Allied Universal Holdco, LLC 4.625% 6/1/2028[1]	1,190	1,083
	Allied Universal Holdco, LLC 6.00% 6/1/2029[1]	1,310	1,069
	Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[1]	904	924
	Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]	1,545	1,432
	Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]	1,310	1,192
	Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]	280	256
	Bath & Body Works, Inc. 6.875% 11/1/2035	1,306	1,324
	Bath & Body Works, Inc. 6.75% 7/1/2036	875	882
	Boyd Gaming Corp. 4.75% 12/1/2027	441	425
	Boyd Gaming Corp. 4.75% 6/15/2031[1]	345	317
	Boyne USA, Inc. 4.75% 5/15/2029[1]	650	612
	Caesars Entertainment, Inc. 6.25% 7/1/2025[1]	1,085	1,089
	Caesars Entertainment, Inc. 4.625% 10/15/2029[1]	499	451
	Caesars Entertainment, Inc. 7.00% 2/15/2030[1]	1,065	1,093
	Caesars Resort Collection, LLC 5.75% 7/1/2025[1]	345	345
	Carnival Corp. 5.75% 3/1/2027[1]	1,445	1,411
	Carnival Corp. 4.00% 8/1/2028[1]	3,425	3,187
	Carnival Corp. 6.00% 5/1/2029[1]	4,636	4,464
	Carnival Corp. 7.00% 8/15/2029[1]	635	663
	Carnival Corp. 10.50% 6/1/2030[1]	1,564	1,712
	Carvana Co. 12.00% PIK 12/1/2028[1,2]	125	106
	Clarios Global, LP 6.25% 5/15/2026[1]	140	140
	Clarios Global, LP 8.50% 5/15/2027[1]	315	317
	Dana, Inc. 4.50% 2/15/2032	120	105

American Funds Insurance Series	241

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Consumer discretionary (continued)	Everi Holdings, Inc. 5.00% 7/15/2029[1]	USD95	$86
	Fertitta Entertainment, LLC 4.625% 1/15/2029[1]	1,405	1,276
	Fertitta Entertainment, LLC 6.75% 1/15/2030[1]	3,870	3,402
	First Student Bidco, Inc. 4.00% 7/31/2029[1]	1,365	1,185
	First Student Bidco, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.61% 7/21/2028[5,6]	218	217
	Ford Motor Co. 3.25% 2/12/2032	210	175
	Ford Motor Co. 6.10% 8/19/2032	600	605
	Ford Motor Credit Co., LLC 2.30% 2/10/2025	280	269
	Ford Motor Credit Co., LLC 3.375% 11/13/2025	665	637
	Ford Motor Credit Co., LLC 6.95% 6/10/2026	1,319	1,354
	Ford Motor Credit Co., LLC 4.542% 8/1/2026	660	639
	Ford Motor Credit Co., LLC 2.70% 8/10/2026	390	361
	Ford Motor Credit Co., LLC 4.271% 1/9/2027	900	864
	Ford Motor Credit Co., LLC 4.125% 8/17/2027	200	190
	Ford Motor Credit Co., LLC 3.815% 11/2/2027	880	822
	Ford Motor Credit Co., LLC 2.90% 2/16/2028	300	270
	Ford Motor Credit Co., LLC 6.80% 5/12/2028	330	345
	Ford Motor Credit Co., LLC 5.113% 5/3/2029	300	292
	Ford Motor Credit Co., LLC 7.20% 6/10/2030	700	746
	Ford Motor Credit Co., LLC 4.00% 11/13/2030	770	691
	Ford Motor Credit Co., LLC 7.122% 11/7/2033	815	879
	Gap, Inc. 3.625% 10/1/2029[1]	170	146
	Gap, Inc. 3.875% 10/1/2031[1]	108	89
	Group 1 Automotive, Inc. 4.00% 8/15/2028[1]	380	353
	Hanesbrands, Inc. 4.875% 5/15/2026[1]	714	689
	Hanesbrands, Inc. 9.00% 2/15/2031[1]	1,375	1,349
	Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[5,6]	990	990
	Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030	408	396
	Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[1]	1,045	958
	Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[1]	591	546
	Hyundai Capital America 1.65% 9/17/2026[1]	70	64
	International Game Technology PLC 6.50% 2/15/2025[1]	201	201
	International Game Technology PLC 4.125% 4/15/2026[1]	465	452
	International Game Technology PLC 5.25% 1/15/2029[1]	2,620	2,567
	KB Home 6.875% 6/15/2027	330	343
	KB Home 7.25% 7/15/2030	330	342
	Kontoor Brands, Inc. 4.125% 11/15/2029[1]	370	335
	LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]	4,735	4,404
	LCM Investments Holdings II, LLC 8.25% 8/1/2031[1]	1,835	1,917
	Levi Strauss & Co. 3.50% 3/1/2031[1]	830	720
	LGI Homes, Inc. 8.75% 12/15/2028[1]	445	474
	Light and Wonder International, Inc. 7.00% 5/15/2028[1]	735	743
	Light and Wonder International, Inc. 7.25% 11/15/2029[1]	960	984
	Light and Wonder International, Inc. 7.50% 9/1/2031[1]	445	464
	Lindblad Expeditions, LLC 6.75% 2/15/2027[1]	205	204
	Lithia Motors, Inc. 3.875% 6/1/2029[1]	1,090	986
	Lithia Motors, Inc. 4.375% 1/15/2031[1]	830	755
	M.D.C. Holdings, Inc. 6.00% 1/15/2043	573	534
	Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]	1,370	1,209
	Melco Resorts Finance, Ltd. 5.75% 7/21/2028[1]	595	552
	Merlin Entertainments PLC 5.75% 6/15/2026[1]	492	487
	MGM Resorts International 5.50% 4/15/2027	200	199
	Motel 6 Operating, LP, Term Loan B, (3-month USD CME Term SOFR + 5.00%) 10.465% 9/9/2026[5,6]	227	227
	NCL Corp., Ltd. 3.625% 12/15/2024[1]	300	292
	NCL Corp., Ltd. 5.875% 3/15/2026[1]	405	396
	NCL Corp., Ltd. 5.875% 2/15/2027[1]	830	823
	NCL Corp., Ltd. 7.75% 2/15/2029[1]	360	363
	Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[1]	1,650	1,587

242	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Consumer discretionary (continued)	Ontario Gaming GTA, LP, Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.598% 8/1/2030[5,6]	USD425	$427
	Party City Holdings, Inc. 0% 10/12/2028[3]	500	–	[8]
	Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[1,2]	2,206	2,156
	PENN Entertainment, Inc. 5.625% 1/15/2027[1]	660	640
	PENN Entertainment, Inc. 4.125% 7/1/2029[1]	15	13
	Premier Entertainment Sub, LLC 5.625% 9/1/2029[1]	200	160
	QVC, Inc. 4.85% 4/1/2024	1,935	1,917
	QVC, Inc. 4.45% 2/15/2025	580	545
	Raising Canes Restaurants, LLC 9.375% 5/1/2029[1]	335	358
	Resorts World Las Vegas, LLC 4.625% 4/16/2029[9]	300	262
	RHP Hotel Properties, LP 7.25% 7/15/2028[1]	492	512
	Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]	1,090	1,053
	Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]	715	708
	Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[1]	1,365	1,352
	Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028	1,700	1,569
	Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]	795	785
	Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]	1,775	1,887
	Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]	1,010	1,087
	Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[1]	553	578
	Sally Holdings, LLC 5.625% 12/1/2025	935	936
	Scientific Games Holdings, LP 6.625% 3/1/2030[1]	805	762
	Scientific Games Holdings, LP, Term Loan B, (3-month USD CME Term SOFR + 3.50%) 8.914% 4/4/2029[5,6]	499	499
	Service Corp. International 4.00% 5/15/2031	170	152
	Sonic Automotive, Inc. 4.625% 11/15/2029[1]	1,735	1,581
	Sonic Automotive, Inc. 4.875% 11/15/2031[1]	2,525	2,253
	Tempur Sealy International, Inc. 4.00% 4/15/2029[1]	95	86
	Travel + Leisure Co. 4.50% 12/1/2029[1]	490	439
	Universal Entertainment Corp. 8.75% 12/11/2024[1]	3,510	3,778
	Vail Resorts, Inc. 6.25% 5/15/2025[1]	367	366
	Valvoline, Inc. 4.25% 2/15/2030[1]	353	351
	Valvoline, Inc. 3.625% 6/15/2031[1]	600	513
	WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]	1,245	1,199
	Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[1]	910	852
	Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]	482	455
	Wynn Resorts Finance, LLC 7.125% 2/15/2031[1]	247	258
	ZF North America Capital, Inc. 4.75% 4/29/2025[1]	300	297
	ZF North America Capital, Inc. 7.125% 4/14/2030[1]	250	267

			102,285

Communication services 11.47%	Altice France Holding SA 10.50% 5/15/2027[1]	880	571
	Altice France SA 5.125% 7/15/2029[1]	1,677	1,307
	CCO Holdings, LLC 5.50% 5/1/2026[1]	102	101
	CCO Holdings, LLC 5.00% 2/1/2028[1]	786	753
	CCO Holdings, LLC 5.375% 6/1/2029[1]	360	340
	CCO Holdings, LLC 6.375% 9/1/2029[1]	300	296
	CCO Holdings, LLC 4.75% 3/1/2030[1]	3,521	3,222
	CCO Holdings, LLC 4.50% 8/15/2030[1]	3,029	2,735
	CCO Holdings, LLC 4.25% 2/1/2031[1]	3,093	2,707
	CCO Holdings, LLC 4.75% 2/1/2032[1]	2,504	2,211
	CCO Holdings, LLC 4.50% 5/1/2032	878	753
	CCO Holdings, LLC 4.50% 6/1/2033[1]	1,543	1,308
	CCO Holdings, LLC 4.25% 1/15/2034[1]	2,321	1,889
	Charter Communications Operating, LLC 5.25% 4/1/2053	400	336
	Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/2028[1]	570	492
	Clear Channel Outdoor Holdings, Inc. 7.50% 6/1/2029[1]	315	262
	Cogent Communications Group, Inc. 3.50% 5/1/2026[1]	690	661
	Connect Finco SARL 6.75% 10/1/2026[1]	1,100	1,094

American Funds Insurance Series	243

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Communication services (continued)	Consolidated Communications, Inc. 5.00% 10/1/2028[1]	USD225	$185
	CSC Holdings, LLC 6.50% 2/1/2029[1]	600	530
	Diamond Sports Group, LLC 5.375% 8/15/2026[1,4]	503	26
	Diamond Sports Group, LLC 6.625% 8/15/2027[1,4]	1,056	55
	DIRECTV Financing, LLC 5.875% 8/15/2027[1]	3,021	2,841
	DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.65% 8/2/2027[5,6]	1,487	1,493
	DISH DBS Corp. 5.875% 11/15/2024	7,815	7,335
	DISH DBS Corp. 7.75% 7/1/2026	1,365	952
	DISH Network Corp. 11.75% 11/15/2027[1]	5,840	6,101
	Embarq Corp. 7.995% 6/1/2036	3,624	2,269
	Frontier Communications Holdings, LLC 5.875% 10/15/2027[1]	985	952
	Frontier Communications Holdings, LLC 5.00% 5/1/2028[1]	2,960	2,738
	Frontier Communications Holdings, LLC 6.75% 5/1/2029[1]	3,070	2,748
	Frontier Communications Holdings, LLC 5.875% 11/1/2029	725	614
	Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]	750	641
	Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]	710	731
	Frontier Communications Holdings, LLC 8.625% 3/15/2031[1]	185	189
	Gray Escrow II, Inc. 5.375% 11/15/2031[1]	2,240	1,693
	Gray Television, Inc. 5.875% 7/15/2026[1]	1,988	1,936
	Gray Television, Inc. 7.00% 5/15/2027[1]	1,873	1,782
	Gray Television, Inc. 4.75% 10/15/2030[1]	717	541
	iHeartCommunications, Inc. 5.25% 8/15/2027[1]	640	509
	iHeartCommunications, Inc. 4.75% 1/15/2028[1]	250	193
	Intelsat Jackson Holdings SA 6.50% 3/15/2030[1]	645	616
	Lamar Media Corp. 3.75% 2/15/2028	61	57
	Lamar Media Corp. 4.875% 1/15/2029	300	291
	Lamar Media Corp. 4.00% 2/15/2030	260	239
	Lamar Media Corp. 3.625% 1/15/2031	160	142
	Level 3 Financing, Inc. 3.75% 7/15/2029[1]	550	234
	Ligado Networks, LLC 15.50% PIK 11/11/2023[1,2,4]	2,558	489
	Ligado Networks, LLC, Term Loan, 17.50% PIK 11/11/2023[2,3,4,5]	281	267
	Likewize Corp. 9.75% 10/15/2025[1]	140	142
	Midas OpCo Holdings, LLC 5.625% 8/15/2029[1]	2,880	2,652
	News Corp. 3.875% 5/15/2029[1]	1,495	1,376
	Nexstar Media, Inc. 5.625% 7/15/2027[1]	324	314
	Nexstar Media, Inc. 4.75% 11/1/2028[1]	3,355	3,094
	Scripps Escrow II, Inc. 3.875% 1/15/2029[1]	680	602
	Sirius XM Radio, Inc. 3.125% 9/1/2026[1]	2,080	1,956
	Sirius XM Radio, Inc. 4.00% 7/15/2028[1]	2,885	2,670
	Sirius XM Radio, Inc. 5.50% 7/1/2029[1]	95	92
	Sirius XM Radio, Inc. 4.125% 7/1/2030[1]	1,322	1,180
	Sirius XM Radio, Inc. 3.875% 9/1/2031[1]	3,433	2,941
	Sprint Capital Corp. 6.875% 11/15/2028	316	343
	Sprint Capital Corp. 8.75% 3/15/2032	716	885
	Sprint, LLC 7.625% 3/1/2026	480	502
	TEGNA, Inc. 5.00% 9/15/2029	366	336
	T-Mobile USA, Inc. 3.375% 4/15/2029	860	800
	Univision Communications, Inc. 5.125% 2/15/2025[1]	740	738
	Univision Communications, Inc. 6.625% 6/1/2027[1]	3,335	3,328
	Univision Communications, Inc. 8.00% 8/15/2028[1]	2,235	2,307
	Univision Communications, Inc. 4.50% 5/1/2029[1]	5,262	4,701
	Univision Communications, Inc. 7.375% 6/30/2030[1]	2,235	2,231
	Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 9.598% 6/24/2029[5,6]	69	69
	UPC Broadband Finco BV 4.875% 7/15/2031[1]	430	379
	Virgin Media Secured Finance PLC 4.50% 8/15/2030[1]	590	526
	VMED O2 UK Financing I PLC 4.25% 1/31/2031[1]	2,375	2,077
	VZ Secured Financing BV 5.00% 1/15/2032[1]	600	513
	WMG Acquisition Corp. 3.75% 12/1/2029[1]	1,450	1,322

244	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Communication services (continued)	WMG Acquisition Corp. 3.875% 7/15/2030[1]	USD580	$525
	WMG Acquisition Corp. 3.00% 2/15/2031[1]	225	193
	Ziggo BV 4.875% 1/15/2030[1]	1,150	1,027

			100,248

Materials 8.89%	Alcoa Nederland Holding BV 5.50% 12/15/2027[1]	510	498
	ArcelorMittal SA 6.80% 11/29/2032	315	341
	ArcelorMittal SA 7.00% 10/15/2039	488	529
	ArcelorMittal SA 6.75% 3/1/2041	755	801
	ARD Finance SA 6.50% Cash 6/30/2027[1,2]	422	198
	Ardagh Metal Packaging Finance PLC 4.00% 9/1/2029[1]	1,290	1,094
	Ardagh Packaging Finance PLC 5.25% 8/15/2027[1]	700	545
	Arsenal AIC Parent, LLC 8.00% 10/1/2030[1]	355	371
	Arsenal AIC Parent, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.856% 8/18/2030[5,6]	354	356
	ATI, Inc. 4.875% 10/1/2029	690	644
	ATI, Inc. 7.25% 8/15/2030	375	391
	ATI, Inc. 5.125% 10/1/2031	1,110	1,031
	Avient Corp. 7.125% 8/1/2030[1]	335	349
	Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031[1]	240	252
	Axalta Coating Systems, LLC 4.75% 6/15/2027[1]	460	447
	Ball Corp. 6.875% 3/15/2028	465	483
	Ball Corp. 6.00% 6/15/2029	350	358
	Ball Corp. 2.875% 8/15/2030	160	137
	Ball Corp. 3.125% 9/15/2031	1,320	1,140
	CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[1]	1,300	1,116
	Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]	372	374
	Cleveland-Cliffs, Inc. 7.00% 3/15/2027	297	298
	Cleveland-Cliffs, Inc. 5.875% 6/1/2027	2,563	2,557
	Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]	1,906	1,771
	Cleveland-Cliffs, Inc. 6.75% 4/15/2030[1]	550	558
	Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]	2,240	2,028
	Consolidated Energy Finance SA 5.625% 10/15/2028[1]	355	301
	CSN Resources SA 8.875% 12/5/2030[1]	400	417
	CVR Partners, LP 6.125% 6/15/2028[1]	1,480	1,382
	Element Solutions, Inc. 3.875% 9/1/2028[1]	410	378
	First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]	3,283	3,133
	First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]	3,061	2,744
	First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]	6,525	5,554
	First Quantum Minerals, Ltd. 8.625% 6/1/2031[1]	400	340
	Freeport-McMoRan, Inc. 4.25% 3/1/2030	437	411
	Freeport-McMoRan, Inc. 5.45% 3/15/2043	411	401
	FXI Holdings, Inc. 12.25% 11/15/2026[1]	9,072	8,097
	FXI Holdings, Inc. 12.25% 11/15/2026[1]	5,873	5,271
	INEOS Finance PLC 6.75% 5/15/2028[1]	500	492
	Kaiser Aluminum Corp. 4.625% 3/1/2028[1]	638	591
	LABL, Inc. 10.50% 7/15/2027[1]	655	629
	LABL, Inc. 5.875% 11/1/2028[1]	730	663
	LABL, Inc. 9.50% 11/1/2028[1]	162	164
	LABL, Inc. 8.25% 11/1/2029[1]	715	604
	LSB Industries, Inc. 6.25% 10/15/2028[1]	2,145	2,037
	Mauser Packaging Solutions Holding Co. 7.875% 8/15/2026[1]	382	389
	Mauser Packaging Solutions Holding Co. 9.25% 4/15/2027[1]	625	614
	Methanex Corp. 5.125% 10/15/2027	2,710	2,650
	Methanex Corp. 5.25% 12/15/2029	462	445
	Methanex Corp. 5.65% 12/1/2044	465	407
	Mineral Resources, Ltd. 8.125% 5/1/2027[1]	138	140
	Mineral Resources, Ltd. 8.00% 11/1/2027[1]	1,674	1,719
	Mineral Resources, Ltd. 9.25% 10/1/2028[1]	1,960	2,087

American Funds Insurance Series	245

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Materials (continued)	Mineral Resources, Ltd. 8.50% 5/1/2030[1]	USD630	$658
	NOVA Chemicals Corp. 4.875% 6/1/2024[1]	760	754
	NOVA Chemicals Corp. 5.25% 6/1/2027[1]	1,431	1,343
	NOVA Chemicals Corp. 8.50% 11/15/2028[1]	630	661
	NOVA Chemicals Corp. 4.25% 5/15/2029[1]	1,555	1,311
	Novelis Corp. 3.25% 11/15/2026[1]	690	650
	Novelis Corp. 4.75% 1/30/2030[1]	478	450
	Novelis Corp. 3.875% 8/15/2031[1]	987	871
	Olin Corp. 5.625% 8/1/2029	200	197
	Olin Corp. 5.00% 2/1/2030	180	172
	Olympus Water US Holding Corp. 9.75% 11/15/2028[1]	1,225	1,302
	Owens-Brockway Glass Container, Inc. 6.375% 8/15/2025[1]	265	267
	Rain Carbon, Inc. 12.25% 9/1/2029[1]	128	125
	SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]	660	618
	SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]	1,085	1,014
	Scotts Miracle-Gro Co. 4.50% 10/15/2029	184	164
	Scotts Miracle-Gro Co. 4.375% 2/1/2032	415	351
	Smyrna Ready Mix Concrete, LLC 8.875% 11/15/2031[1]	275	289
	Summit Materials, LLC 6.50% 3/15/2027[1]	360	360
	Summit Materials, LLC 5.25% 1/15/2029[1]	755	731
	Summit Materials, LLC 7.25% 1/15/2031[1]	385	406
	Trident TPI Holdings, Inc. 12.75% 12/31/2028[1]	470	503
	Trivium Packaging Finance BV 5.50% 8/15/2026[1]	330	324
	Trivium Packaging Finance BV 8.50% 8/15/2027[1]	1,113	1,093
	Tronox, Inc. 4.625% 3/15/2029[1]	1,090	966
	Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[2,5,6]	793	792
	Warrior Met Coal, Inc. 7.875% 12/1/2028[1]	623	621

			77,720

Health care 8.63%	AdaptHealth, LLC 6.125% 8/1/2028[1]	535	462
	AdaptHealth, LLC 4.625% 8/1/2029[1]	985	761
	AdaptHealth, LLC 5.125% 3/1/2030[1]	1,105	863
	AthenaHealth Group, Inc. 6.50% 2/15/2030[1]	640	581
	Avantor Funding, Inc. 4.625% 7/15/2028[1]	1,930	1,867
	Bausch + Lomb Corp., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.71% 5/10/2027[5,6]	454	450
	Bausch Health Americas, Inc. 9.25% 4/1/2026[1]	809	741
	Bausch Health Americas, Inc. 8.50% 1/31/2027[1]	501	276
	Bausch Health Companies, Inc. 5.50% 11/1/2025[1]	4,520	4,139
	Bausch Health Companies, Inc. 9.00% 12/15/2025[1]	1,256	1,175
	Bausch Health Companies, Inc. 6.125% 2/1/2027[1]	245	166
	Bausch Health Companies, Inc. 5.75% 8/15/2027[1]	1,095	707
	Bausch Health Companies, Inc. 5.00% 1/30/2028[1]	982	446
	Bausch Health Companies, Inc. 4.875% 6/1/2028[1]	3,390	2,046
	Bausch Health Companies, Inc. 7.25% 5/30/2029[1]	340	156
	Bausch Health Companies, Inc. 5.25% 1/30/2030[1]	1,732	800
	Bausch Health Companies, Inc. 5.25% 2/15/2031[1]	3,682	1,608
	Bausch Health Companies, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.706% 2/1/2027[5,6]	360	295
	Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]	290	280
	Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]	340	298
	Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]	1,248	1,087
	Catalent Pharma Solutions, Inc., Term Loan B4, (1-month USD CME Term SOFR + 3.50%) 8.36% 2/22/2028[5,6]	332	332
	Centene Corp. 4.25% 12/15/2027	344	332
	Centene Corp. 2.45% 7/15/2028	595	530
	Centene Corp. 4.625% 12/15/2029	1,785	1,714
	Centene Corp. 3.375% 2/15/2030	217	195

246	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Health care (continued)	Centene Corp. 3.00% 10/15/2030	USD295	$256
	Centene Corp. 2.50% 3/1/2031	1,125	939
	Centene Corp. 2.625% 8/1/2031	825	685
	Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]	186	177
	Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]	680	623
	CHS / Community Health Systems, Inc. 5.625% 3/15/2027[1]	1,140	1,061
	CHS / Community Health Systems, Inc. 5.25% 5/15/2030[1]	1,620	1,357
	CHS / Community Health Systems, Inc. 4.75% 2/15/2031[1]	1,020	803
	CHS / Community Health Systems, Inc. 10.875% 1/15/2032[1]	185	194
	Endo DAC 6.875% 10/15/2024[1]	520	334
	Endo DAC 9.50% 7/31/2027[1,4]	311	22
	Endo DAC 6.00% 6/30/2028[1,4]	2,313	165
	Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[1]	525	336
	Fortrea Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 7/1/2030[5,6]	985	985
	Grifols SA 4.75% 10/15/2028[1]	630	572
	HCA, Inc. 5.625% 9/1/2028	1,300	1,331
	HCA, Inc. 3.50% 9/1/2030	180	163
	HCA, Inc. 4.625% 3/15/2052	233	198
	HCA, Inc. 7.50% 11/15/2095	250	283
	Hologic, Inc. 3.25% 2/15/2029[1]	415	377
	IQVIA, Inc. 5.00% 10/15/2026[1]	823	816
	IQVIA, Inc. 6.50% 5/15/2030[1]	555	570
	Jazz Securities DAC 4.375% 1/15/2029[1]	261	243
	Mallinckrodt International Finance SA 14.75% 11/14/2028[1]	284	310
	Medline Borrower, LP 3.875% 4/1/2029[1]	340	308
	Medline Borrower, LP 5.25% 10/1/2029[1]	1,760	1,661
	Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 8.47% 10/23/2028[5,6]	421	423
	Molina Healthcare, Inc. 4.375% 6/15/2028[1]	1,055	999
	Molina Healthcare, Inc. 3.875% 11/15/2030[1]	3,034	2,731
	Molina Healthcare, Inc. 3.875% 5/15/2032[1]	2,400	2,100
	Option Care Health, Inc. 4.375% 10/31/2029[1]	290	262
	Owens & Minor, Inc. 4.50% 3/31/2029[1]	1,495	1,320
	Owens & Minor, Inc. 6.625% 4/1/2030[1]	1,950	1,864
	Par Pharmaceutical, Inc. 7.50% 4/1/2027[1]	5,505	3,529
	Radiology Partners, Inc. 9.25% 2/1/2028[1]	1,873	963
	Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[5,6]	1,827	1,478
	RP Escrow Issuer, LLC 5.25% 12/15/2025[1]	1,711	1,371
	Select Medical Corp. 6.25% 8/15/2026[1]	554	557
	Star Parent, Inc. 9.00% 10/1/2030[1]	560	591
	Surgery Center Holdings, Inc. 10.00% 4/15/2027[1]	244	247
	Team Health Holdings, Inc. 6.375% 2/1/2025[1]	244	205
	Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 10.633% 3/2/2027[5,6]	273	209
	Tenet Healthcare Corp. 4.875% 1/1/2026	2,155	2,132
	Tenet Healthcare Corp. 6.25% 2/1/2027	500	503
	Tenet Healthcare Corp. 5.125% 11/1/2027	265	259
	Tenet Healthcare Corp. 4.625% 6/15/2028	435	415
	Tenet Healthcare Corp. 6.125% 10/1/2028	885	883
	Tenet Healthcare Corp. 4.25% 6/1/2029	1,765	1,645
	Tenet Healthcare Corp. 4.375% 1/15/2030	1,045	970
	Tenet Healthcare Corp. 6.125% 6/15/2030	25	25
	Tenet Healthcare Corp. 6.75% 5/15/2031[1]	1,270	1,300
	Tenet Healthcare Corp. 6.875% 11/15/2031	100	103
	Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024	627	625
	Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026	2,169	2,010
	Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027	945	906
	Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	813	832
	Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029	5,640	5,393

American Funds Insurance Series	247

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Health care (continued)	Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	USD400	$432
	Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031	554	605
	Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	602	408

			75,371

Financials 7.96%	AG Issuer, LLC 6.25% 3/1/2028[1]	2,431	2,419
	AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]	1,317	1,386
	Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]	660	635
	Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]	1,801	1,796
	Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]	1,590	1,508
	Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[1]	660	697
	AmWINS Group, Inc. 4.875% 6/30/2029[1]	1,380	1,262
	Aretec Group, Inc. 7.50% 4/1/2029[1]	3,168	2,855
	Aretec Group, Inc. 10.00% 8/15/2030[1]	985	1,048
	Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.176% 8/2/2029[5,6]	1,245	1,202
	AssuredPartners, Inc. 5.625% 1/15/2029[1]	365	341
	Block, Inc. 2.75% 6/1/2026	1,760	1,661
	Block, Inc. 3.50% 6/1/2031	1,740	1,548
	Blue Owl Capital Corp. 3.40% 7/15/2026	290	270
	Blue Owl Capital Corp. III 3.125% 4/13/2027	600	531
	Blue Owl Credit Income Corp. 4.70% 2/8/2027	800	756
	Bread Financial Holdings, Inc. 9.75% 3/15/2029[1]	215	223
	BroadStreet Partners, Inc. 5.875% 4/15/2029[1]	575	537
	Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]	835	785
	Coinbase Global, Inc. 3.375% 10/1/2028[1]	1,895	1,601
	Coinbase Global, Inc. 3.625% 10/1/2031[1]	1,825	1,413
	Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[1]	4,260	4,029
	Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[1]	1,230	1,116
	Credit Acceptance Corp. 9.25% 12/15/2028[1]	285	304
	Enova International, Inc. 11.25% 12/15/2028[1]	285	294
	GTCR (AP) Finance, Inc. 8.00% 5/15/2027[1]	607	614
	GTCR W Merger Sub, LLC, Term Loan B, (1-month USD CME Term SOFR + 3.00%) 8.334% 9/20/2030[5,6]	475	477
	GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[1]	2,055	2,173
	Hightower Holding, LLC 6.75% 4/15/2029[1]	1,280	1,164
	HUB International, Ltd. 7.00% 5/1/2026[1]	1,745	1,754
	HUB International, Ltd. 5.625% 12/1/2029[1]	240	229
	HUB International, Ltd. 7.25% 6/15/2030[1]	997	1,054
	HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.662% 6/20/2030[5,6]	647	651
	Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]	1,035	950
	JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[7]	160	141
	LPL Holdings, Inc. 4.375% 5/15/2031[1]	715	648
	Macquarie Airfinance Holdings, Ltd. 8.125% 3/30/2029[1]	355	371
	MGIC Investment Corp. 5.25% 8/15/2028	525	512
	MSCI, Inc. 4.00% 11/15/2029[1]	555	522
	MSCI, Inc. 3.875% 2/15/2031[1]	1,260	1,153
	MSCI, Inc. 3.625% 11/1/2031[1]	1,066	939
	MSCI, Inc. 3.25% 8/15/2033[1]	959	803
	Navient Corp. 5.875% 10/25/2024	1,295	1,296
	Navient Corp. 6.75% 6/25/2025	550	557
	Navient Corp. 6.75% 6/15/2026	640	651
	Navient Corp. 5.00% 3/15/2027	2,883	2,786
	Navient Corp. 4.875% 3/15/2028	550	512
	Navient Corp. 5.50% 3/15/2029	2,280	2,105
	Navient Corp. 9.375% 7/25/2030	300	315
	Navient Corp. 11.50% 3/15/2031	2,540	2,784
	Navient Corp. 5.625% 8/1/2033	1,478	1,215

248	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)	NFP Corp. 6.875% 8/15/2028[1]	USD1,170	$1,190
	Onemain Finance Corp. 7.125% 3/15/2026	1,335	1,361
	Onemain Finance Corp. 5.375% 11/15/2029	120	112
	Onemain Finance Corp. 7.875% 3/15/2030	915	943
	Osaic Holdings, Inc. 10.75% 8/1/2027[1]	4,111	4,177
	Osaic Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.856% 8/17/2028[5,6]	355	357
	Owl Rock Capital Corp. 3.75% 7/22/2025	600	575
	Oxford Finance, LLC 6.375% 2/1/2027[1]	1,753	1,659
	PennyMac Financial Services, Inc. 7.875% 12/15/2029[1]	355	366
	Rocket Mortgage, LLC 2.875% 10/15/2026[1]	520	480
	Ryan Specialty Group, LLC 4.375% 2/1/2030[1]	815	757
	Starwood Property Trust, Inc. 4.375% 1/15/2027[1]	660	623
	USI, Inc. 7.50% 1/15/2032[1]	320	328

			69,521

Industrials 7.56%	AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]	629	625
	ADT Security Corp. 4.125% 8/1/2029[1]	200	184
	Allison Transmission, Inc. 3.75% 1/30/2031[1]	1,235	1,092
	American Airlines, Inc. 8.50% 5/15/2029[1]	415	438
	Aramark Services, Inc. 5.00% 4/1/2025[1]	140	139
	Ashtead Capital, Inc. 5.50% 8/11/2032[1]	400	395
	Atkore, Inc. 4.25% 6/1/2031[1]	820	733
	Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]	885	849
	Avis Budget Car Rental, LLC 5.375% 3/1/2029[1]	1,325	1,227
	Avolon Holdings Funding, Ltd. 5.25% 5/15/2024[1]	660	657
	Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]	2,098	1,861
	Bombardier, Inc. 7.125% 6/15/2026[1]	2,254	2,245
	Bombardier, Inc. 7.875% 4/15/2027[1]	2,297	2,300
	Bombardier, Inc. 6.00% 2/15/2028[1]	910	888
	Bombardier, Inc. 7.50% 2/1/2029[1]	1,212	1,233
	Bombardier, Inc. 8.75% 11/15/2030[1]	690	735
	Bombardier, Inc. 7.45% 5/1/2034[1]	115	131
	Brand Industrial Services, Inc. 10.375% 8/1/2030[1]	430	455
	Brand Industrial Services, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.877% 8/1/2030[5,6]	229	229
	Brink’s Co. (The) 4.625% 10/15/2027[1]	719	686
	BWX Technologies, Inc. 4.125% 6/30/2028[1]	165	153
	BWX Technologies, Inc. 4.125% 4/15/2029[1]	630	576
	Chart Industries, Inc. 7.50% 1/1/2030[1]	523	547
	Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]	1,070	1,010
	Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]	985	925
	Clean Harbors, Inc. 4.875% 7/15/2027[1]	766	751
	Clean Harbors, Inc. 6.375% 2/1/2031[1]	116	118
	CoreLogic, Inc. 4.50% 5/1/2028[1]	4,369	3,832
	CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.97% 6/4/2029[5,6]	660	594
	Covanta Holding Corp. 4.875% 12/1/2029[1]	1,105	967
	Covanta Holding Corp. 5.00% 9/1/2030	1,455	1,242
	Covanta Holding Corp., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.36% 11/30/2028[5,6]	230	231
	Covanta Holding Corp., Term Loan C, (3-month USD CME Term SOFR + 3.00%) 8.36% 11/30/2028[5,6]	14	14
	Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[1]	1,235	1,153
	Enviri Corp. 5.75% 7/31/2027[1]	395	369
	EquipmentShare.com, Inc. 9.00% 5/15/2028[1]	2,060	2,122
	Herc Holdings, Inc. 5.50% 7/15/2027[1]	200	198
	Hertz Corp. (The) 5.00% 12/1/2029[1]	820	674
	Icahn Enterprises, LP 4.75% 9/15/2024	1,195	1,188

American Funds Insurance Series	249

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Industrials (continued)	Icahn Enterprises, LP 6.375% 12/15/2025	USD461	$453
	Icahn Enterprises, LP 6.25% 5/15/2026	662	632
	Icahn Enterprises, LP 5.25% 5/15/2027	579	521
	Icahn Enterprises, LP 9.75% 1/15/2029[1]	415	424
	Icahn Enterprises, LP 4.375% 2/1/2029	675	564
	Masonite International Corp. 3.50% 2/15/2030[1]	530	460
	Maxim Crane Works Holdings Capital, LLC 11.50% 9/1/2028[1]	450	467
	Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]	2,300	2,308
	Moog, Inc. 4.25% 12/9/2027[1]	395	373
	Mueller Water Products, Inc. 4.00% 6/15/2029[1]	275	251
	PGT Innovations, Inc. 4.375% 10/1/2029[1]	450	449
	Pike Corp. 8.625% 1/31/2031[1]	350	368
	Pitney Bowes, Inc. 6.875% 3/15/2027[1]	600	561
	PM General Purchaser, LLC 9.50% 10/1/2028[1]	1,360	1,381
	Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]	475	441
	Ritchie Bros. Holdings, Inc. 6.75% 3/15/2028[1]	581	599
	Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[1]	1,053	1,124
	Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]	110	102
	Sabre GLBL, Inc. 8.625% 6/1/2027[1]	50	46
	Seagate HDD Cayman 8.25% 12/15/2029[1]	190	205
	Seagate HDD Cayman 8.50% 7/15/2031[1]	455	494
	Sensata Technologies, Inc. 3.75% 2/15/2031[1]	500	441
	SkyMiles IP, Ltd. 4.75% 10/20/2028[1]	440	433
	Spirit AeroSystems, Inc. 4.60% 6/15/2028	2,068	1,832
	Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]	981	1,075
	Spirit AeroSystems, Inc. 9.75% 11/15/2030[1]	1,930	2,077
	Spirit AeroSystems, Inc., Term Loan, (3-month CME Term SOFR + 4.25%) 9.633% 1/15/2027[5,6]	613	616
	SRS Distribution, Inc. 4.625% 7/1/2028[1]	480	456
	Stericycle, Inc. 5.375% 7/15/2024[1]	585	584
	Stericycle, Inc. 3.875% 1/15/2029[1]	615	559
	Titan International, Inc. 7.00% 4/30/2028	750	751
	TK Elevator Holdco GmbH 7.625% 7/15/2028[1]	470	462
	TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[1]	1,495	1,470
	TransDigm, Inc. 5.50% 11/15/2027	1,030	1,010
	TransDigm, Inc. 6.75% 8/15/2028[1]	575	589
	TransDigm, Inc. 6.875% 12/15/2030[1]	355	366
	Triumph Group, Inc. 7.75% 8/15/2025	390	389
	Triumph Group, Inc. 9.00% 3/15/2028[1]	3,429	3,650
	United Rentals (North America), Inc. 6.00% 12/15/2029[1]	115	117
	United Rentals (North America), Inc. 3.875% 2/15/2031	720	655
	United Rentals (North America), Inc. 3.75% 1/15/2032	505	447
	WESCO Distribution, Inc. 7.25% 6/15/2028[1]	580	597
	XPO, Inc. 7.125% 6/1/2031[1]	533	552
	XPO, Inc. 7.125% 2/1/2032[1]	925	955

			66,072

Information technology 5.84%	Black Knight InfoServ, LLC 3.625% 9/1/2028[1]	410	389
	BMC Software, Inc., Term Loan, (1-month USD CME Term SOFR + 5.50%) 10.97% 2/27/2026[5,6]	720	721
	Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]	60	57
	Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]	580	544
	Boxer Parent Co., Inc. 7.125% 10/2/2025[1]	180	181
	Boxer Parent Co., Inc. 9.125% 3/1/2026[1]	240	241
	Cloud Software Group, Inc. 6.50% 3/31/2029[1]	1,205	1,149
	Cloud Software Group, Inc. 9.00% 9/30/2029[1]	4,325	4,114
	Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[5,6]	1,027	1,008
	CommScope Technologies, LLC 6.00% 6/15/2025[1]	2,239	1,827

250	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Information technology (continued)	CommScope Technologies, LLC 5.00% 3/15/2027[1]	USD750	$313
	CommScope, Inc. 6.00% 3/1/2026[1]	1,518	1,354
	CommScope, Inc. 8.25% 3/1/2027[1]	652	345
	CommScope, Inc. 7.125% 7/1/2028[1]	309	147
	CommScope, Inc. 4.75% 9/1/2029[1]	110	74
	CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[5,6]	578	518
	Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[1,5,6]	10,385	10,709
	Entegris Escrow Corp. 4.75% 4/15/2029[1]	370	357
	Fair Isaac Corp. 4.00% 6/15/2028[1]	855	810
	Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[5,6,9]	100	99
	Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[5,6,9]	3,656	3,601
	Gartner, Inc. 4.50% 7/1/2028[1]	1,253	1,189
	Gartner, Inc. 3.625% 6/15/2029[1]	19	17
	Gartner, Inc. 3.75% 10/1/2030[1]	776	687
	Go Daddy Operating Co., LLC 5.25% 12/1/2027[1]	245	240
	Go Daddy Operating Co., LLC 3.50% 3/1/2029[1]	345	313
	Hughes Satellite Systems Corp. 5.25% 8/1/2026	770	678
	Hughes Satellite Systems Corp. 6.625% 8/1/2026	1,000	789
	Imola Merger Corp. 4.75% 5/15/2029[1]	300	285
	McAfee Corp. 7.375% 2/15/2030[1]	865	791
	MicroStrategy, Inc. 6.125% 6/15/2028[1]	325	316
	NCR Atleos Corp. 9.50% 4/1/2029[1]	2,120	2,254
	NCR Atleos, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 10.206% 3/27/2029[5,6]	355	355
	NCR Voyix Corp. 5.125% 4/15/2029[1]	1,759	1,674
	Open Text Corp. 3.875% 2/15/2028[1]	645	600
	Open Text Corp. 3.875% 12/1/2029[1]	610	548
	Oracle Corp. 5.55% 2/6/2053	390	391
	RingCentral, Inc. 8.50% 8/15/2030[1]	215	220
	Rocket Software, Inc. 6.50% 2/15/2029[1]	455	396
	Synaptics, Inc. 4.00% 6/15/2029[1]	375	337
	Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[5,6]	1,244	1,219
	UKG, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.764% 5/4/2026[5,6]	461	462
	UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 9.988% 5/4/2026[5,6]	672	676
	UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.764% 5/3/2027[5,6]	590	593
	Unisys Corp. 6.875% 11/1/2027[1]	975	879
	Viasat, Inc. 5.625% 9/15/2025[1]	745	727
	Viasat, Inc. 5.625% 4/15/2027[1]	50	48
	Viasat, Inc. 6.50% 7/15/2028[1]	735	604
	Viasat, Inc. 7.50% 5/30/2031[1]	1,859	1,462
	Viavi Solutions, Inc. 3.75% 10/1/2029[1]	230	202
	Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,7,9]	3,110	3,164
	Xerox Holdings Corp. 5.50% 8/15/2028[1]	435	393

			51,067

Real estate 4.97%	Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]	1,008	784
	Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]	977	730
	Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]	1,574	1,529
	Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]	574	517
	Cushman & Wakefield U.S. Borrower, LLC 8.875% 9/1/2031[1]	360	382

American Funds Insurance Series	251

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Real estate (continued)	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.00%) 9.356% 1/31/2030[5,6]	USD295	$295
	Forestar Group, Inc. 3.85% 5/15/2026[1]	465	443
	Forestar Group, Inc. 5.00% 3/1/2028[1]	92	89
	Greystar Real Estate Partners, LLC 7.75% 9/1/2030[1]	425	446
	HAT Holdings I, LLC 8.00% 6/15/2027[1]	425	443
	Howard Hughes Corp. (The) 5.375% 8/1/2028[1]	1,327	1,277
	Howard Hughes Corp. (The) 4.125% 2/1/2029[1]	2,478	2,212
	Howard Hughes Corp. (The) 4.375% 2/1/2031[1]	2,788	2,423
	Iron Mountain, Inc. 4.875% 9/15/2027[1]	1,616	1,578
	Iron Mountain, Inc. 5.25% 3/15/2028[1]	1,214	1,181
	Iron Mountain, Inc. 5.00% 7/15/2028[1]	367	353
	Iron Mountain, Inc. 7.00% 2/15/2029[1]	210	216
	Iron Mountain, Inc. 5.25% 7/15/2030[1]	2,630	2,506
	Iron Mountain, Inc. 4.50% 2/15/2031[1]	1,535	1,393
	Kennedy-Wilson, Inc. 4.75% 3/1/2029	2,240	1,873
	Kennedy-Wilson, Inc. 4.75% 2/1/2030	2,695	2,188
	Kennedy-Wilson, Inc. 5.00% 3/1/2031	1,970	1,567
	Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]	650	642
	Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]	1,410	1,330
	Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]	765	691
	MPT Operating Partnership, LP 5.00% 10/15/2027	1,198	980
	MPT Operating Partnership, LP 3.50% 3/15/2031	239	150
	Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]	820	760
	RHP Hotel Properties, LP 4.50% 2/15/2029[1]	660	614
	RLJ Lodging Trust, LP 3.75% 7/1/2026[1]	160	152
	RLJ Lodging Trust, LP 4.00% 9/15/2029[1]	800	720
	Service Properties Trust 4.50% 3/15/2025	420	410
	Service Properties Trust 5.25% 2/15/2026	117	114
	Service Properties Trust 4.75% 10/1/2026	945	883
	Service Properties Trust 4.95% 2/15/2027	1,134	1,028
	Service Properties Trust 5.50% 12/15/2027	350	321
	Service Properties Trust 3.95% 1/15/2028	1,560	1,280
	Service Properties Trust 4.95% 10/1/2029	2,029	1,682
	Service Properties Trust 4.375% 2/15/2030	415	323
	Service Properties Trust 8.625% 11/15/2031[1]	3,185	3,339
	VICI Properties, LP 5.625% 5/1/2024[1]	447	446
	VICI Properties, LP 3.50% 2/15/2025[1]	261	254
	VICI Properties, LP 4.625% 6/15/2025[1]	620	609
	VICI Properties, LP 4.25% 12/1/2026[1]	462	445
	VICI Properties, LP 3.875% 2/15/2029[1]	650	598
	VICI Properties, LP 4.625% 12/1/2029[1]	90	85
	VICI Properties, LP 4.125% 8/15/2030[1]	93	85
	WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[1,2,4]	2,239	470
	WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[1,2,4]	1,784	616

			43,452

Consumer staples 4.24%	Albertsons Companies, Inc. 3.25% 3/15/2026[1]	240	227
	Albertsons Companies, Inc. 4.625% 1/15/2027[1]	900	875
	Albertsons Companies, Inc. 3.50% 3/15/2029[1]	2,113	1,921
	Albertsons Companies, Inc. 4.875% 2/15/2030[1]	465	446
	B&G Foods, Inc. 5.25% 4/1/2025	183	180
	B&G Foods, Inc. 5.25% 9/15/2027	1,383	1,258
	B&G Foods, Inc. 8.00% 9/15/2028[1]	655	689
	BJ’s Wholesale Club, Term Loan B, (3-month USD CME Term SOFR + 2.00%) 7.36% 2/5/2029[5,6]	222	224
	Central Garden & Pet Co. 4.125% 10/15/2030	915	833
	Central Garden & Pet Co. 4.125% 4/30/2031[1]	880	779
	Coty, Inc. 5.00% 4/15/2026[1]	700	689

252	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Consumer staples (continued)	Coty, Inc. 6.50% 4/15/2026[1]	USD460	$460
	Coty, Inc. 4.75% 1/15/2029[1]	2,310	2,205
	Coty, Inc. 6.625% 7/15/2030[1]	1,135	1,167
	Darling Ingredients, Inc. 6.00% 6/15/2030[1]	1,570	1,572
	Energizer Holdings, Inc. 4.375% 3/31/2029[1]	815	730
	H.J. Heinz Co. 3.875% 5/15/2027	275	270
	H.J. Heinz Co. 4.375% 6/1/2046	26	23
	Ingles Markets, Inc. 4.00% 6/15/2031[1]	990	875
	Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]	2,293	2,238
	Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]	3,275	3,131
	Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]	2,280	2,104
	Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]	305	279
	Nestle Skin Health SA, Term Loan B3, (1-month USD CME Term SOFR + 3.50%) 8.948% 10/1/2026[5,6]	776	781
	Performance Food Group, Inc. 5.50% 10/15/2027[1]	705	695
	Performance Food Group, Inc. 4.25% 8/1/2029[1]	483	443
	Post Holdings, Inc. 5.625% 1/15/2028[1]	1,199	1,189
	Post Holdings, Inc. 5.50% 12/15/2029[1]	451	435
	Post Holdings, Inc. 4.625% 4/15/2030[1]	3,355	3,090
	Post Holdings, Inc. 4.50% 9/15/2031[1]	1,145	1,028
	Prestige Brands, Inc. 5.125% 1/15/2028[1]	778	756
	Prestige Brands, Inc. 3.75% 4/1/2031[1]	1,275	1,116
	Simmons Foods, Inc. 4.625% 3/1/2029[1]	693	600
	TreeHouse Foods, Inc. 4.00% 9/1/2028	1,600	1,418
	United Natural Foods, Inc. 6.75% 10/15/2028[1]	2,333	1,892
	US Foods, Inc. 4.625% 6/1/2030[1]	510	476

			37,094

Utilities 2.06%	AmeriGas Partners, LP 5.75% 5/20/2027	302	294
	Calpine Corp. 4.50% 2/15/2028[1]	150	143
	Calpine Corp. 5.125% 3/15/2028[1]	518	497
	Calpine Corp. 3.75% 3/1/2031[1]	500	439
	DPL, Inc. 4.125% 7/1/2025	555	542
	Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7,10]	1,155	1,135
	Enfragen Energia Sur SA 5.375% 12/30/2030	200	156
	FirstEnergy Corp. 2.25% 9/1/2030	980	827
	FirstEnergy Corp. 7.375% 11/15/2031	337	398
	FirstEnergy Corp. 3.40% 3/1/2050	530	374
	FirstEnergy Corp. 5.10% 7/15/2047	185	170
	FirstEnergy Transmission, LLC 4.55% 4/1/2049[1]	100	87
	NextEra Energy Operating Partners, LP 4.25% 7/15/2024[1]	122	121
	NRG Energy, Inc. 3.625% 2/15/2031[1]	110	95
	Pacific Gas and Electric Co. 3.45% 7/1/2025	300	290
	Pacific Gas and Electric Co. 3.30% 3/15/2027	195	182
	Pacific Gas and Electric Co. 5.45% 6/15/2027	335	338
	Pacific Gas and Electric Co. 3.75% 7/1/2028	10	9
	Pacific Gas and Electric Co. 4.55% 7/1/2030	213	203
	Pacific Gas and Electric Co. 2.50% 2/1/2031	393	325
	Pacific Gas and Electric Co. 3.25% 6/1/2031	107	93
	Pacific Gas and Electric Co. 3.30% 8/1/2040	280	205
	Pacific Gas and Electric Co. 3.50% 8/1/2050	1,220	845
	PG&E Corp. 5.00% 7/1/2028	2,755	2,682
	PG&E Corp. 5.25% 7/1/2030	3,580	3,457
	Talen Energy Supply, LLC 8.625% 6/1/2030[1]	2,327	2,474

American Funds Insurance Series	253

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Utilities (continued)	Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.869% 5/17/2030[5,6]	USD284	$286
	Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]	1,190	1,081
	Vistra Operations Co., LLC 3.55% 7/15/2024[1]	231	228

			17,976

	Total corporate bonds, notes & loans		773,093

U.S. Treasury bonds & notes 0.31%

U.S. Treasury 0.31%	U.S. Treasury 3.875% 8/15/2033	925	924
	U.S. Treasury 3.625% 5/15/2053[11]	315	292
	U.S. Treasury 4.125% 8/15/2053[11]	1,470	1,490

	Total U.S. Treasury bonds & notes		2,706

Mortgage-backed obligations 0.08%

Collateralized mortgage-backed obligations 0.08%	Treehouse Park Improvement Association No.1 9.75% 12/1/2033[1,3]	712	661

Bonds & notes of governments & government agencies outside the U.S. 0.03%

	Argentine Republic 1.00% 7/9/2029	310	125
	Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[7]	410	165

			290

	Total bonds, notes & other debt instruments (cost: $800,280,000)		776,750

Convertible bonds & notes 0.06%

Communication services 0.06%	DISH Network Corp., convertible notes, 3.375% 8/15/2026	925	495

	Total convertible bonds & notes (cost: $816,000)		495

Common stocks 6.02%		Shares

Health care 2.44%	Rotech Healthcare, Inc.[3,9,12]	201,793	21,188
	Mallinckrodt PLC[12]	3,631	140

			21,328

Energy 0.94%	Chesapeake Energy Corp.	29,829	2,295
	Ascent Resources - Utica, LLC, Class A3,9	62,978	2,161
	Weatherford International[12]	10,059	984
	California Resources Corp.	17,202	941
	Altera Infrastructure, LP3,12	9,127	841
	Constellation Oil Services Holding SA, Class B-1[3,12]	3,449,949	483
	Mesquite Energy, Inc.[3,12]	3,558	201
	Diamond Offshore Drilling, Inc.[12]	13,372	174
	Exxon Mobil Corp.	739	74
	Bighorn Permian Resources, LLC[3]	2,894	–	[8]

			8,154

Information technology 0.93%	Diebold Nixdorf, Inc.[1,12]	281,243	8,142

254	American Funds Insurance Series

American High-Income Trust (continued)

Common stocks (continued)		Shares	Value (000)

Utilities 0.86%	Talen Energy Corp.[12]	109,720	$7,022
	PG&E Corp.	28,786	519

			7,541

Consumer discretionary 0.51%	Party City Holdco, Inc.[3,12]	126,254	2,883
	Party City Holdco, Inc.[1,3,12]	1,260	29
	NMG Parent, LLC[12]	9,965	1,096
	MYT Holding Co., Class B3,12	608,846	457

			4,465

Materials 0.26%	Venator Materials PLC[3,12]	444,512,082	2,280

Financials 0.04%	Navient Corp.	20,000	372

Communication services 0.04%	Intelsat SA12	8,182	235
	iHeartMedia, Inc., Class A12	22,639	61

			296

	Total common stocks (cost: $37,300,000)		52,578

Preferred securities 0.34%

Industrials 0.18%	ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,12]	1,022	1,582

Consumer discretionary 0.16%	MYT Holdings, LLC, Series A, 10.00% preferred shares[12]	2,095,904	1,363

	Total preferred securities (cost: $2,933,000)		2,945

Rights & warrants 0.02%

Consumer discretionary 0.02%	NMG Parent, LLC, warrants, expire 9/24/2027[12]	27,111	217

	Total rights & warrants (cost: $164,000)		217

Short-term securities 3.10%

Money market investments 3.10%

	Capital Group Central Cash Fund 5.44%[13,14]	271,165	27,114

	Total short-term securities (cost: $27,116,000)		27,114

	Total investment securities 98.43% (cost: $868,609,000)		860,099

	Other assets less liabilities 1.57%		13,746

	Net assets 100.00%		$873,845

American Funds Insurance Series	255

American High-Income Trust (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

2 Year U.S. Treasury Note Futures	Long	27	4/3/2024	USD5,560	$55
5 Year U.S. Treasury Note Futures	Long	23	4/3/2024	2,502	59
10 Year Ultra U.S. Treasury Note Futures	Short	8	3/28/2024	(944)	(42)
10 Year U.S. Treasury Note Futures	Short	14	3/28/2024	(1,581)	(51)
30 Year Ultra U.S. Treasury Bond Futures	Short	1	3/28/2024	(134)	(12)

					$9

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)

CDX.NA.HY.41	5.00%	Quarterly	12/20/2028	USD12,563	$(733)	$(753)	$20

Investments in affiliates[14]

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)

Short-term securities 3.10%
Money market investments 3.10%
Capital Group Central Cash Fund 5.44%[13]	$38,565	$197,949	$209,399	$8	$(9)	$27,114	$1,630

Restricted securities[9]

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare, Inc.[3,12]	9/26/2013	$4,331	$21,188	2.43%
Finastra USA, Inc., Term Loan B,
(3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[5,6]	9/13/2023	3,585	3,601	.41
Finastra USA, Inc., Term Loan,
(3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[5,6]	9/13/2023-12/13/2023	97	99	.01
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,7]	6/23/2023	3,005	3,164	.36
Ascent Resources - Utica, LLC, Class A3	11/15/2016	302	2,161	.25
Resorts World Las Vegas, LLC 4.625% 4/16/2029	8/11/2023	254	262	.03

Total		$11,574	$30,475	3.49%

256	American Funds Insurance Series

American High-Income Trust (continued)

[1]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $584,486,000, which represented 66.89% of the net assets of the fund.

[2]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[3]	Value determined using significant unobservable inputs.
[4]	Scheduled interest and/or principal payment was not received.
[5]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $35,694,000, which represented 4.08% of the net assets of the fund.

[6]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[7]	Step bond; coupon rate may change at a later date.
[8]	Amount less than one thousand.
[9]

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $30,475,000, which represented 3.49% of the net assets of the fund.

[10]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $539,000, which represented .06% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.
[13]	Rate represents the seven-day yield at 12/31/2023.
[14]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

CME = CME Group

DAC = Designated Activity Company

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	257

American Funds Mortgage Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 94.93%		Principal amount (000)		Value (000)

Mortgage-backed obligations 91.57%

Federal agency mortgage-backed obligations 89.10%	Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD–	[2]	$–	[2]
	Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]	1		1
	Fannie Mae Pool #256583 5.00% 12/1/2036[1]	30		30
	Fannie Mae Pool #931768 5.00% 8/1/2039[1]	1		1
	Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]	5		5
	Fannie Mae Pool #932606 5.00% 2/1/2040[1]	2		2
	Fannie Mae Pool #MA4232 2.00% 1/1/2041[1]	144		124
	Fannie Mae Pool #BQ7816 1.50% 4/1/2041[1]	247		205
	Fannie Mae Pool #BR0986 1.50% 5/1/2041[1]	327		271
	Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]	8		8
	Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]	18		15
	Fannie Mae Pool #MA4388 2.50% 7/1/2041[1]	82		73
	Fannie Mae Pool #MA4447 2.50% 10/1/2041[1]	174		155
	Fannie Mae Pool #FM9117 2.50% 10/1/2041[1]	99		88
	Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]	6		6
	Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]	6		6
	Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]	3		4
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]	341		292
	Fannie Mae Pool #MA4502 2.50% 12/1/2041[1]	196		174
	Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]	2		2
	Fannie Mae Pool #MA4521 2.50% 1/1/2042[1]	246		219
	Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]	489		418
	Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]	4		4
	Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]	111		95
	Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]	1		1
	Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]	2		2
	Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]	2		2
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]	339		317
	Fannie Mae Pool #FS3767 2.00% 4/1/2047[1]	28		23
	Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]	1		1
	Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]	32		30
	Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]	18		17
	Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]	24		23
	Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]	8		7
	Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]	4		4
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]	89		83
	Fannie Mae Pool #CA5496 3.00% 4/1/2050[1]	1,118		1,009
	Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]	49		42
	Fannie Mae Pool #FS3745 2.00% 8/1/2050[1]	19		16
	Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]	281		244
	Fannie Mae Pool #FM4256 2.50% 9/1/2050[1]	367		318
	Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]	5		4
	Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	115		99
	Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]	72		62
	Fannie Mae Pool #CA8108 2.00% 12/1/2050[1]	146		121
	Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]	12		10
	Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]	1,595		1,362
	Fannie Mae Pool #FM5940 2.00% 2/1/2051[1]	1,668		1,371
	Fannie Mae Pool #CA8820 2.00% 2/1/2051[1]	377		311
	Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]	110		90
	Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]	1		1
	Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]	196		176
	Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]	249		223
	Fannie Mae Pool #FS3744 2.00% 7/1/2051[1]	56		46
	Fannie Mae Pool #FM7957 2.50% 7/1/2051[1]	167		143
	Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	26		22
	Fannie Mae Pool #FM8038 3.00% 7/1/2051[1]	296		265
	Fannie Mae Pool #FM8247 2.50% 8/1/2051[1]	238		205
	Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]	420		360
	Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]	3		2
	Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]	434		374

258	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]	USD211	$182
	Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]	84	75
	Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]	391	336
	Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]	228	196
	Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]	91	82
	Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]	263	234
	Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]	86	77
	Fannie Mae Pool #BV3080 2.00% 2/1/2052[1]	421	344
	Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]	136	111
	Fannie Mae Pool #FS5851 4.00% 7/1/2052[1]	1,195	1,131
	Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]	42	42
	Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]	37	38
	Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]	474	459
	Fannie Mae Pool #BX5673 5.00% 12/1/2052[1]	99	98
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]	94	94
	Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]	118	122
	Fannie Mae Pool #MA4978 5.00% 4/1/2053[1]	6,911	6,840
	Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]	78	81
	Fannie Mae Pool #MA5008 4.50% 5/1/2053[1]	46	45
	Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]	53	53
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]	62	62
	Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]	315	320
	Fannie Mae Pool #MA5038 5.00% 6/1/2053[1]	549	543
	Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]	941	947
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]	69	70
	Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]	436	443
	Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]	404	400
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]	181	182
	Fannie Mae Pool #CB6853 4.50% 8/1/2053[1]	98	95
	Fannie Mae Pool #MA5136 4.50% 9/1/2053[1]	583	566
	Fannie Mae Pool #MA5139 6.00% 9/1/2053[1]	4,319	4,387
	Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]	1,972	1,981
	Fannie Mae Pool #MA5166 6.00% 10/1/2053[1]	429	436
	Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]	1,824	1,853
	Fannie Mae Pool #MA5249 7.00% 1/1/2054[1]	65	67
	Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]	133	120
	Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]	149	136
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]	49	42
	Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]	51	50
	Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1]	1	1
	Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]	2	1
	Freddie Mac Pool #A18781 5.00% 3/1/2034[1]	556	566
	Freddie Mac Pool #RB5113 1.50% 6/1/2041[1]	2,206	1,829
	Freddie Mac Pool #RB5115 2.50% 6/1/2041[1]	313	279
	Freddie Mac Pool #RB5122 2.50% 8/1/2041[1]	862	768
	Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]	94	80
	Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]	87	74
	Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	553	472
	Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]	1	1
	Freddie Mac Pool #760014 2.71% 8/1/2045[1,3]	287	277
	Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]	17	15
	Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]	25	23
	Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]	17	16
	Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]	15	14
	Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]	8	8
	Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]	24	23
	Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]	46	45
	Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]	25	25
	Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]	17	17
	Freddie Mac Pool #RA1339 3.00% 9/1/2049[1,4]	1,408	1,264
	Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]	17	16

American Funds Insurance Series	259

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]	USD147	$132
	Freddie Mac Pool #QB1368 2.50% 7/1/2050[1]	447	388
	Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]	5	5
	Freddie Mac Pool #SI2062 2.00% 9/1/2050[1]	188	154
	Freddie Mac Pool #SI2080 2.00% 10/1/2050[1]	196	161
	Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]	535	440
	Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]	204	175
	Freddie Mac Pool #RA4352 2.00% 1/1/2051[1]	329	272
	Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]	2	2
	Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]	3	3
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]	305	251
	Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]	77	69
	Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]	238	213
	Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]	85	76
	Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]	76	62
	Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]	62	54
	Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]	41	35
	Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]	18	16
	Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]	183	169
	Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]	371	334
	Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,4]	1,079	1,006
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]	8	7
	Freddie Mac Pool #SD1450 2.50% 3/1/2052[1,4]	3,162	2,725
	Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]	300	269
	Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]	383	352
	Freddie Mac Pool #QF0213 4.50% 9/1/2052[1]	1,204	1,168
	Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]	670	664
	Freddie Mac Pool #QF0924 5.50% 9/1/2052[1]	238	240
	Freddie Mac Pool #RA8059 5.50% 10/1/2052[1]	112	113
	Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]	376	372
	Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]	824	847
	Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]	44	44
	Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]	124	123
	Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]	88	87
	Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]	99	99
	Freddie Mac Pool #SD8322 4.50% 5/1/2053[1]	244	236
	Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]	88	89
	Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]	28	28
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]	376	377
	Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]	69	70
	Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]	64	66
	Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]	42	43
	Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]	30	31
	Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]	234	231
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]	1,175	1,180
	Freddie Mac Pool #SD8350 6.00% 8/1/2053[1,4]	6,212	6,309
	Freddie Mac Pool #RA9857 6.00% 9/1/2053[1]	1,073	1,090
	Freddie Mac Pool #SD4053 6.00% 10/1/2053[1]	732	744
	Freddie Mac Pool #SD8368 6.00% 10/1/2053[1]	518	526
	Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]	145	149
	Freddie Mac Pool #SD8373 6.00% 11/1/2053[1]	769	781
	Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]	495	497
	Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]	300	300
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]	93	85
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]	86	72
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]	176	162
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]	125	115

260	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]	USD22	$19
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]	103	97
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]	29	26
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]	17	15
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]	237	227
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]	13	12
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-3, Class AC, 2.00% 11/25/2030[1]	326	282
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-1, Class AC, 2.25% 5/26/2031[1]	339	299
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-2, Class AD, 2.00% 7/25/2031[1]	283	245
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	310	294
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-2, Class AC, 2.00% 9/27/2060[1]	336	292
	Government National Mortgage Assn. 3.00% 1/1/2054[1,5]	113	102
	Government National Mortgage Assn. 4.00% 1/1/2054[1,5]	334	319
	Government National Mortgage Assn. 5.50% 1/1/2054[1,5]	274	276
	Government National Mortgage Assn. 6.00% 1/1/2054[1,5]	10	10
	Government National Mortgage Assn. 6.50% 1/1/2054[1,5]	310	317
	Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]	649	628
	Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]	255	246
	Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]	51	50
	Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]	507	489
	Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]	74	78
	Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]	79	77
	Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]	163	164
	Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]	11	11
	Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]	81	81
	Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]	124	114
	Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]	191	180
	Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]	87	83
	Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1]	895	868
	Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]	94	80
	Government National Mortgage Assn. Pool #BZ3978 2.50% 11/20/2050[1]	39	34
	Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]	84	71
	Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]	1,021	878
	Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]	89	77
	Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]	560	493
	Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]	348	303
	Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]	191	167
	Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]	165	144
	Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]	250	219
	Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]	5	5
	Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]	470	459
	Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[1]	15	15
	Government National Mortgage Assn. Pool #AN1825 4.595% 6/20/2065[1]	97	96
	Government National Mortgage Assn. Pool #AO0461 4.617% 8/20/2065[1]	33	33
	Government National Mortgage Assn. Pool #AO0409 4.588% 12/20/2065[1]	56	55
	Government National Mortgage Assn. Pool #AO0385 4.468% 1/20/2066[1]	362	356
	Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]	1	1
	Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]	210	160
	Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,5]	193	178
	Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,5]	157	145

American Funds Insurance Series	261

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Federal agency mortgage-backed obligations (continued)	Uniform Mortgage-Backed Security 4.00% 2/1/2039[1,5]	USD125	$123
	Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,5]	3,249	2,764
	Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,5]	1,900	1,681
	Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,5]	2,602	2,387
	Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,5]	1,300	1,230
	Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,5]	4,652	4,510
	Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,5]	630	624
	Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,5]	728	731
	Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,5]	355	360
	Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,5]	3,570	3,659
	Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,5]	1,155	1,191
	Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,5]	600	582
	Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,5]	900	891
	Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,5]	250	251
	Uniform Mortgage-Backed Security 6.00% 2/1/2054[1,5]	1,100	1,117
	Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,5]	1,000	1,025

			96,042

Commercial mortgage-backed securities 1.65%	BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,3,6]	100	100
	BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[1,3,6]	100	100
	BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[1,3,6]	891	872
	BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[1,3,6]	128	127
	Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[1,3,6]	379	384
	Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[1,3,6]	93	93
	Intown 2022-Stay Mortgage Trust, Series 2022-STAY, Class A, (1-month USD CME Term SOFR + 2.489%) 7.812% 8/15/2039[1,3]	100	100

			1,776

Collateralized mortgage-backed obligations (privately originated) 0.82%	Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,3,6]	67	65
	Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,3,6]	106	101
	CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,3,6]	162	152
	COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,3,6]	74	63
	GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,3,6]	25	22
	GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,3,6]	203	167
	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 6.25% 6/25/2060 (7.25% on 8/26/2024)[1,6,7]	98	98
	Mill City Mortgage Trust, Series 15-1, Class M2, 3.72% 6/25/2056[1,3,6]	9	9
	Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,3,6]	131	108
	Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,3,6]	44	42
	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,3,6]	59	58

			885

	Total mortgage-backed obligations		98,703

U.S. Treasury bonds & notes 1.89%

U.S. Treasury 1.60%	U.S. Treasury 0.125% 1/15/2024	75	75
	U.S. Treasury 4.25% 5/31/2025	25	25
	U.S. Treasury 4.00% 2/15/2026	50	50
	U.S. Treasury 4.125% 7/31/2028	1,250	1,263

262	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)

U.S. Treasury (continued)	U.S. Treasury 1.875% 2/15/2032	USD10	$9
	U.S. Treasury 1.875% 2/15/2041	365	263
	U.S. Treasury 1.875% 11/15/2051	65	41

			1,726

U.S. Treasury inflation-protected securities 0.29%	U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[8]	315	311

	Total U.S. Treasury bonds & notes		2,037

Asset-backed obligations 1.47%

	Citizens Auto Receivables Trust, Series 2023-2, Class A2A, 6.09% 10/15/2026[1,6]	84	84
	Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[1,6]	257	263
	Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,6]	86	83
	LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,6]	96	96
	Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]	95	83
	Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,6]	180	156
	Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]	152	138
	Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[1,3,6]	124	122
	New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]	100	88
	Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[1]	122	124
	Toyota Auto Loan Extended Note Trust, Series 2023-1, Class A, 4.93% 6/25/2036[1,6]	100	101
	Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028[1]	243	245

			1,583

	Total bonds, notes & other debt instruments (cost: $102,205,000)		102,323

Short-term securities 21.64%	Weighted average yield at acquisition

Commercial paper 14.53%

Atlantic Asset Securitization, LLC 1/2/2024[6]	5.310%	700	700
Cisco Systems, Inc. 1/8/2024[6]	5.320	2,000	1,997
Coca-Cola Co. 1/11/2024[6]	5.300	1,800	1,797
Eli Lilly and Co. 1/16/2024[6]	5.360	1,300	1,296
Honeywell International, Inc. 1/11/2024[6]	5.300	1,400	1,397
Microsoft Corp. 1/10/2024[6]	5.370	2,000	1,996
Nestlé Finance International, Ltd. 1/18/2024[6]	5.300	1,100	1,097
Paccar Financial Corp. 1/18/2024	5.390	2,000	1,994
Prudential Funding, LLC 1/22/2024	5.340	1,400	1,395
Wal-Mart Stores, Inc. 1/8/2024[6]	5.031	2,000	1,997

			15,666

American Funds Insurance Series	263

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Federal agency bills & notes 7.11%

Federal Home Loan Bank 1/5/2024	5.352%	USD2,500	$2,499
Federal Home Loan Bank 1/19/2024	5.340	2,000	1,995
Federal Home Loan Bank 3/15/2024	5.245	1,200	1,187
Federal Home Loan Bank 2/16/2024	5.203	2,000	1,986

Total short-term securities (cost: $23,340,000)			23,333

Total investment securities 116.57% (cost: $125,545,000)			125,656

Other assets less liabilities (16.57)%			(17,865)

Net assets 100.00%			$107,791

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

2 Year U.S. Treasury Note Futures	Long	266	4/3/2024	USD54,773	$514
5 Year U.S. Treasury Note Futures	Long	134	4/3/2024	14,576	296
10 Year U.S. Treasury Note Futures	Long	134	3/28/2024	15,127	493
10 Year Ultra U.S. Treasury Note Futures	Long	9	3/28/2024	1,062	46
20 Year U.S. Treasury Bond Futures	Short	59	3/28/2024	(7,371)	(564)
30 Year Ultra U.S. Treasury Bond Futures	Long	17	3/28/2024	2,271	215

					$1,000

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps
							Upfront	Unrealized
Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2023 (000)	premium paid	appreciation (depreciation)

Rate	Payment frequency	Rate	Payment frequency				(received) (000)	at 12/31/2023 (000)

4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD1,156	$– [2]	$–	$– [2]
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD2,400	(1)	–	(1)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD1,694	(1)	–	(1)
SOFR	Annual	3.41%	Annual	7/28/2045	USD1,300	12	–	12

						$10	$–	$10

264	American Funds Insurance Series

American Funds Mortgage Fund (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $929,000, which represented .86% of the net assets of the fund.
[5]	Purchased on a TBA basis.
[6]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,052,000, which represented 14.89% of the net assets of the fund.

[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation(s)

Assn. = Association

CME = CME Group

EFFR = Effective Federal Funds Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	265

Ultra-Short Bond Fund

Investment portfolio December 31, 2023

Short-term securities 103.53%	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Commercial paper 78.02%

Alberta (Province of) 2/21/2024[1]	5.453%	USD10,000	$9,920
British Columbia (Province of) 1/11/2024	5.324	9,800	9,781
British Columbia (Province of) 1/19/2024	5.340	1,450	1,446
Cabot Trail Funding, LLC. 1/2/2024[1]	5.350	4,200	4,198
Canadian Imperial Bank of Commerce 1/25/2024[1]	5.390	8,600	8,565
Chariot Funding, LLC 1/2/2024[1]	5.430	8,000	7,995
Chariot Funding, LLC 1/8/2024[1]	5.390	4,000	3,994
CHARTA, LLC 1/16/2024[1]	5.500	9,000	8,976
Cisco Systems, Inc. 1/8/2024[1]	5.320	12,600	12,582
Coca-Cola Co. 1/11/2024[1]	5.300	10,100	10,081
DBS Bank, Ltd. 1/17/2024[1]	5.444	12,350	12,315
Eli Lilly and Co. 1/16/2024[1]	5.370	5,000	4,987
Eli Lilly and Co. 1/23/2024[1]	5.350	3,000	2,989
Eli Lilly and Co. 2/6/2024[1]	5.370	5,000	4,971
Estée Lauder Companies, Inc. 1/22/2024[1]	5.390	8,800	8,769
Export Development Canada 2/12/2024	5.419	12,000	11,920
FMS Wertmanagement 1/22/2024[1]	5.320	8,300	8,271
Honeywell International, Inc. 1/11/2024[1]	5.300	11,300	11,278
Linde, Inc. 1/5/2024	5.310	5,200	5,195
Microsoft Corp. 1/10/2024[1]	5.370	10,000	9,982
Microsoft Corp. 1/29/2024[1]	5.330	4,000	3,982
National Bank of Canada 1/30/2024[1]	5.520	5,100	5,076
Nestlé Finance International, Ltd. 1/18/2024[1]	5.300	4,000	3,988
Novartis Finance Corp. 1/8/2024[1]	5.310	12,000	11,982
Oesterreich Kontrollbank 1/22/2024	5.400	12,000	11,957
Ontario (Province of) 2/1/2024	5.350	2,400	2,388
Ontario (Province of) 1/30/2024	5.340	10,000	9,953
Oversea-Chinese Banking Corp., Ltd. 1/24/2024[1]	5.484	10,000	9,961
Paccar Financial Corp. 1/4/2024	5.400	12,000	11,989
Paccar Financial Corp. 1/18/2024	5.390	2,000	1,994
Pfizer, Inc. 2/27/2024[1]	5.370	8,300	8,226
Pfizer, Inc. 3/5/2024[1]	5.360	2,000	1,980
Procter & Gamble Co. 1/2/2024[1]	5.350	11,300	11,293
Prudential Funding, LLC 1/22/2024	5.340	4,000	3,986
Starbird Funding Corp. 2/13/2024[1]	5.540	12,000	11,917
The Netherlands (State of) 1/24/2024[1]	5.400	12,000	11,954
Wal-Mart Stores, Inc. 1/8/2024[1]	5.031	10,000	9,985

			290,826

U.S. Treasury bills 17.33%

U.S. Treasury 1/2/2024	5.290	20,000	20,000
U.S. Treasury 2/27/2024	4.925	25,000	24,795
U.S. Treasury 3/5/2024	5.114	20,000	19,818

			64,613

266	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Federal agency bills & notes 8.18%

Federal Farm Credit Banks 1/26/2024	5.280%	USD6,400	$6,377
Federal Home Loan Bank 1/5/2024	5.352	5,500	5,497
Federal Home Loan Bank 1/19/2024	5.282	10,000	9,974
Federal Home Loan Bank 2/16/2024	5.203	5,000	4,966
Federal Home Loan Bank 2/21/2024	5.261	3,700	3,672

			30,486

Total short-term securities (cost: $386,032,000)			385,925

Total investment securities 103.53% (cost: $386,032,000)			385,925

Other assets less liabilities (3.53)%			(13,171)

Net assets 100.00%			$372,754

[1]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $220,218,000, which represented 59.08% of the net assets of the fund.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	267

U.S. Government Securities Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 95.68%		Principal amount (000)		Value (000)

Mortgage-backed obligations 64.26%

Federal agency mortgage-backed obligations 64.26%	Fannie Mae Pool #406607 6.50% 8/1/2024[1]	USD1		$1
	Fannie Mae Pool #735070 6.50% 10/1/2024[1]	–	[2]	–	[2]
	Fannie Mae Pool #745316 6.50% 2/1/2026[1]	26		27
	Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]	28		29
	Fannie Mae Pool #257431 6.50% 10/1/2028[1]	1		1
	Fannie Mae Pool #695412 5.00% 6/1/2033[1]	–	[2]	–	[2]
	Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]	3		3
	Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]	571		559
	Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]	1,240		1,213
	Fannie Mae Pool #940890 6.50% 6/1/2037[1]	–	[2]	–	[2]
	Fannie Mae Pool #256828 7.00% 7/1/2037[1]	3		3
	Fannie Mae Pool #256860 6.50% 8/1/2037[1]	10		11
	Fannie Mae Pool #888698 7.00% 10/1/2037[1]	12		13
	Fannie Mae Pool #970343 6.00% 2/1/2038[1]	13		13
	Fannie Mae Pool #931768 5.00% 8/1/2039[1]	5		5
	Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]	19		19
	Fannie Mae Pool #932606 5.00% 2/1/2040[1]	8		8
	Fannie Mae Pool #MA4204 2.00% 12/1/2040[1]	5,253		4,525
	Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]	31,097		26,672
	Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]	318		323
	Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]	174		177
	Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]	32		32
	Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]	146		148
	Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]	24		23
	Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]	100		101
	Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]	14		14
	Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]	2,731		2,336
	Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]	9		9
	Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]	1,260		1,077
	Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]	17		17
	Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]	819		699
	Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]	5		4
	Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]	8		7
	Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]	35		33
	Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]	7		7
	Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]	59		55
	Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]	4,071		3,801
	Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]	49		46
	Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]	16		15
	Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]	8		7
	Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]	6		6
	Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]	3		3
	Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]	5		5
	Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]	126		122
	Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]	2,923		2,742
	Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]	37		35
	Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]	71		69
	Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]	96		93
	Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]	31		30
	Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]	15		15
	Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]	1,057		983
	Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]	401		376
	Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]	100		94
	Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]	520		489
	Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]	297		277
	Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]	3,292		2,966
	Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]	391		349
	Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]	848		734
	Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]	223		199
	Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]	30		27
	Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]	534		456

268	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	USD177	$154
	Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]	339	303
	Fannie Mae Pool #CA7739 2.50% 11/1/2050[1]	1,780	1,534
	Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]	214	176
	Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]	230	205
	Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]	75	62
	Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]	1,015	847
	Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]	876	720
	Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]	10	8
	Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]	6	5
	Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]	5,141	4,617
	Fannie Mae Pool #BR2095 2.50% 7/1/2051[1]	1,524	1,303
	Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]	181	156
	Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]	655	561
	Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]	47	39
	Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]	336	300
	Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]	1,180	1,014
	Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]	769	694
	Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]	2,212	1,975
	Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]	343	306
	Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]	717	587
	Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]	188	162
	Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]	3,539	3,194
	Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]	3,034	2,871
	Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]	60	59
	Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]	52	51
	Fannie Mae Pool #FS3539 3.50% 7/1/2052[1]	1,914	1,757
	Fannie Mae Pool #BW7327 4.50% 8/1/2052[1]	2,992	2,902
	Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]	56	55
	Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]	736	714
	Fannie Mae Pool #FS4611 5.00% 9/1/2052[1]	9,574	9,488
	Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]	984	955
	Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]	920	894
	Fannie Mae Pool #FS5994 5.00% 10/1/2052[1]	9,369	9,284
	Fannie Mae Pool #BX1004 5.00% 10/1/2052[1]	5,201	5,153
	Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]	713	718
	Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]	634	639
	Fannie Mae Pool #CB4917 5.50% 10/1/2052[1]	100	101
	Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]	241	247
	Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]	2,847	2,762
	Fannie Mae Pool #BX6121 6.00% 1/1/2053[1]	2,544	2,586
	Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]	404	406
	Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]	887	920
	Fannie Mae Pool #BX6803 6.00% 3/1/2053[1]	997	1,013
	Fannie Mae Pool #CB5919 6.00% 3/1/2053[1]	968	984
	Fannie Mae Pool #MA4979 5.50% 4/1/2053[1]	3,057	3,075
	Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]	458	475
	Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]	531	534
	Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]	2,214	2,248
	Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]	4,434	4,454
	Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]	3,278	3,299
	Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]	3,424	3,479
	Fannie Mae Pool #FS4933 6.00% 6/1/2053[1]	2,331	2,371
	Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]	2,130	2,168
	Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]	1,783	1,811
	Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]	1,528	1,555
	Fannie Mae Pool #MA5070 4.50% 7/1/2053[1]	3,121	3,027
	Fannie Mae Pool #CB6719 4.50% 7/1/2053[1]	395	384
	Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]	13,941	14,006
	Fannie Mae Pool #MA5073 6.00% 7/1/2053[1]	2,043	2,075
	Fannie Mae Pool #CB6853 4.50% 8/1/2053[1]	492	477

American Funds Insurance Series	269

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Fannie Mae Pool #MA5139 6.00% 9/1/2053[1]	USD73,874		$75,026
	Fannie Mae Pool #FS5749 6.50% 9/1/2053[1]	8,508		8,722
	Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]	24,975		25,084
	Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]	16,841		17,104
	Fannie Mae Pool #MA5192 6.50% 11/1/2053[1]	24,222		24,830
	Fannie Mae Pool #MA5249 7.00% 1/1/2054[1]	1,535		1,584
	Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]	1,316		1,130
	Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]	422		410
	Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]	–	[2]	–	[2]
	Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]	–	[2]	–	[2]
	Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]	62		61
	Freddie Mac Pool #ZS8907 6.50% 10/1/2026[1]	1		1
	Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]	1		1
	Freddie Mac Pool #1H1354 6.328% 11/1/2036[1,3]	41		42
	Freddie Mac Pool #C03518 5.00% 9/1/2040[1]	253		257
	Freddie Mac Pool #G06459 5.00% 5/1/2041[1]	568		578
	Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]	731		625
	Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]	715		610
	Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	1,690		1,443
	Freddie Mac Pool #RB5154 2.50% 4/1/2042[1]	10,298		9,161
	Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]	3		3
	Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]	25		23
	Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]	28		27
	Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]	139		135
	Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]	180		169
	Freddie Mac Pool #760014 2.71% 8/1/2045[1,3]	243		235
	Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]	45		42
	Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]	68		64
	Freddie Mac Pool #SD0470 4.00% 11/1/2047[1]	6,600		6,345
	Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]	48		45
	Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]	48		45
	Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]	36		34
	Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]	34		32
	Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]	27		25
	Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]	20		19
	Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]	14		13
	Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]	14		13
	Freddie Mac Pool #G67711 4.00% 3/1/2048[1]	1,265		1,223
	Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]	66		64
	Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]	60		58
	Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]	25		23
	Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]	16		15
	Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]	96		93
	Freddie Mac Pool #ZT2265 4.00% 8/1/2048[1]	6,317		6,062
	Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]	183		181
	Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]	101		99
	Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]	68		67
	Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]	19		19
	Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]	164		154
	Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]	47		44
	Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]	357		335
	Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]	184		173
	Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]	32		29
	Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]	393		351
	Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]	2,106		1,733
	Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]	2,042		1,749
	Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]	35		29
	Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]	58		48
	Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]	2,237		1,837
	Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]	276		246
	Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]	154		138

270	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]	USD2,078	$1,855
	Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]	227	203
	Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]	9,473	8,173
	Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]	463	379
	Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]	490	422
	Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]	311	277
	Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]	308	265
	Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]	145	130
	Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]	3,117	2,808
	Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]	12,612	11,758
	Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]	185	171
	Freddie Mac Pool #8D0226 2.546% 5/1/2052[1,3]	472	421
	Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]	8,218	7,543
	Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]	198	192
	Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]	806	799
	Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]	54	53
	Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]	49	49
	Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]	906	879
	Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]	226	219
	Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]	134	130
	Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]	11,114	11,025
	Freddie Mac Pool #SD3782 4.50% 10/1/2052[1]	3,566	3,459
	Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]	3,453	3,349
	Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]	90	87
	Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]	1,174	1,161
	Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]	983	954
	Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]	2,193	2,207
	Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]	5,255	5,398
	Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]	996	1,001
	Freddie Mac Pool #QG1653 6.00% 4/1/2053[1]	966	982
	Freddie Mac Pool #QG0259 6.00% 4/1/2053[1]	479	486
	Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]	91	89
	Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]	1,084	1,089
	Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]	628	632
	Freddie Mac Pool #SD8325 6.00% 5/1/2053[1]	8,647	8,785
	Freddie Mac Pool #QG3763 6.00% 5/1/2053[1]	2,003	2,035
	Freddie Mac Pool #SD2979 6.50% 5/1/2053[1]	307	318
	Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]	2,875	2,888
	Freddie Mac Pool #SD8332 6.00% 6/1/2053[1]	17,450	17,725
	Freddie Mac Pool #SD3175 6.00% 6/1/2053[1]	4,431	4,503
	Freddie Mac Pool #SD3083 6.00% 6/1/2053[1]	2,216	2,253
	Freddie Mac Pool #QG5227 6.00% 6/1/2053[1]	946	961
	Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]	482	491
	Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]	452	461
	Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]	297	301
	Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]	208	216
	Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]	2,606	2,680
	Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]	2,251	2,314
	Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]	2,114	2,190
	Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]	2,059	2,140
	Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]	1,426	1,486
	Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]	1,085	1,120
	Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]	795	815
	Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]	586	613
	Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]	25,511	25,620
	Freddie Mac Pool #SD8343 6.00% 7/1/2053[1]	28,170	28,609
	Freddie Mac Pool #SD8350 6.00% 8/1/2053[1]	24,225	24,603
	Freddie Mac Pool #SD8362 5.50% 9/1/2053[1]	818	822
	Freddie Mac Pool #SD3857 6.00% 9/1/2053[1]	44,159	44,867
	Freddie Mac Pool #RA9857 6.00% 9/1/2053[1]	2,444	2,484
	Freddie Mac Pool #SD3825 6.50% 9/1/2053[1]	116	119

American Funds Insurance Series	271

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Freddie Mac Pool #SD8366 5.00% 10/1/2053[1]	USD15,824	$15,658
	Freddie Mac Pool #SD8367 5.50% 10/1/2053[1]	1,029	1,033
	Freddie Mac Pool #SD4053 6.00% 10/1/2053[1]	5,760	5,852
	Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]	15,824	16,223
	Freddie Mac Pool #SD8370 4.50% 11/1/2053[1]	766	743
	Freddie Mac Pool #SD8372 5.50% 11/1/2053[1]	3,606	3,622
	Freddie Mac Pool #SD8381 4.50% 12/1/2053[1]	850	825
	Freddie Mac Pool #SD8393 4.50% 1/1/2054[1]	180	175
	Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]	2,251	2,261
	Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/2024[1]	1,363	1,343
	Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]	3,875	3,877
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]	4,135	3,781
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]	780	668
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]	317	266
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]	4,164	3,830
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]	3,772	3,451
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]	856	728
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]	1,220	1,075
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]	442	417
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]	3,861	3,449
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]	216	205
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]	702	626
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]	504	477
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]	1,895	1,787
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]	680	606
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]	366	327
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]	1,629	1,491
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]	3,815	3,667
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]	16,486	15,722
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]	4,271	3,938
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]	1,199	1,066
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]	435	358
	Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	4,176	3,950
	Government National Mortgage Assn. 3.00% 1/1/2054[1,4]	435	394
	Government National Mortgage Assn. 4.00% 1/1/2054[1,4]	9,190	8,775
	Government National Mortgage Assn. 5.50% 1/1/2054[1,4]	1,905	1,919
	Government National Mortgage Assn. 6.00% 1/1/2054[1,4]	20	20
	Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]	72	75
	Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]	17	17

272	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)	Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]	USD145	$155
	Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]	27	28
	Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]	172	174
	Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]	74	78
	Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]	2,191	2,261
	Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]	758	780
	Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]	514	509
	Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]	17	16
	Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]	868	736
	Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]	763	646
	Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]	5,178	4,454
	Government National Mortgage Assn. Pool #MA7534 2.50% 8/20/2051[1]	2,241	1,961
	Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]	732	628
	Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]	3,980	3,499
	Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052[1]	93	82
	Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]	3,370	2,937
	Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]	1,826	1,593
	Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]	1,175	1,024
	Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]	803	690
	Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]	1,000	875
	Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]	3,000	2,793
	Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[1]	60	60
	Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]	6,682	6,520
	Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[1]	2,999	2,927
	Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053[1]	1,247	1,216
	Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]	437	334
	Uniform Mortgage-Backed Security 2.00% 1/1/2039[1,4]	668	599
	Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,4]	1,253	1,155
	Uniform Mortgage-Backed Security 5.00% 1/1/2039[1,4]	780	785
	Uniform Mortgage-Backed Security 2.00% 2/1/2039[1,4]	448	399
	Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,4]	1,022	942
	Uniform Mortgage-Backed Security 4.00% 2/1/2039[1,4]	920	903
	Uniform Mortgage-Backed Security 2.00% 1/1/2054[1,4]	3,607	2,949
	Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,4]	7,886	6,710
	Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,4]	4,728	4,183
	Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,4]	42,426	38,926
	Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,4]	19,928	18,850
	Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,4]	18,542	17,975
	Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,4]	11,694	11,570
	Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,4]	944	948
	Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,4]	145	147
	Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,4]	3,996	4,095
	Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,4]	19,822	20,448
	Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,4]	2,400	2,328
	Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,4]	13,550	13,412
	Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,4]	1,250	1,256
	Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,4]	77,359	79,272

	Total mortgage-backed obligations		979,319

U.S. Treasury bonds & notes 26.35%
U.S. Treasury 24.27%	U.S. Treasury 1.75% 7/31/2024	12,875	12,632
	U.S. Treasury 3.00% 7/31/2024	1,470	1,453
	U.S. Treasury 4.125% 1/31/2025	2,906	2,888
	U.S. Treasury 2.00% 2/15/2025	890	864
	U.S. Treasury 4.625% 2/28/2025	30,265	30,251
	U.S. Treasury 3.875% 3/31/2025	4,970	4,927
	U.S. Treasury 3.875% 4/30/2025	4,615	4,574
	U.S. Treasury 2.75% 5/15/2025	7,459	7,283
	U.S. Treasury 4.625% 6/30/2025	2,150	2,155
	U.S. Treasury 3.125% 8/15/2025	390	382

American Funds Insurance Series	273

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)	U.S. Treasury 3.50% 9/15/2025	USD28,000	$27,597
	U.S. Treasury 3.00% 9/30/2025	2,235	2,184
	U.S. Treasury 4.625% 3/15/2026	11,050	11,149
	U.S. Treasury 4.50% 7/15/2026	10,366	10,465
	U.S. Treasury 4.625% 9/15/2026	10,209	10,352
	U.S. Treasury 4.375% 12/15/2026	8,511	8,596
	U.S. Treasury 1.25% 12/31/2026	8,665	8,003
	U.S. Treasury 0.50% 4/30/2027	3,700	3,305
	U.S. Treasury 3.625% 5/31/2028	20,650	20,438
	U.S. Treasury 4.00% 6/30/2028	6,907	6,941
	U.S. Treasury 1.00% 7/31/2028	970	853
	U.S. Treasury 4.125% 7/31/2028	17,685	17,870
	U.S. Treasury 4.375% 11/30/2028	16,020	16,397
	U.S. Treasury 2.625% 7/31/2029	9,309	8,723
	U.S. Treasury 3.75% 6/30/2030	32,030	31,760
	U.S. Treasury 4.125% 8/31/2030	670	679
	U.S. Treasury 4.625% 9/30/2030	1,290	1,345
	U.S. Treasury 2.75% 8/15/2032	8,095	7,418
	U.S. Treasury 3.50% 2/15/2033	14,341	13,915
	U.S. Treasury 3.875% 8/15/2033	14,670	14,661
	U.S. Treasury 4.50% 8/15/2039[5]	13,655	14,466
	U.S. Treasury 4.625% 2/15/2040	90	96
	U.S. Treasury 1.125% 5/15/2040	3,350	2,165
	U.S. Treasury 3.875% 5/15/2043	820	784
	U.S. Treasury 2.50% 2/15/2045	4,850	3,680
	U.S. Treasury 2.50% 2/15/2046	3,900	2,932
	U.S. Treasury 2.50% 5/15/2046	1,585	1,189
	U.S. Treasury 2.875% 11/15/2046	2,700	2,167
	U.S. Treasury 3.00% 2/15/2049	300	245
	U.S. Treasury 1.25% 5/15/2050[5]	18,640	10,082
	U.S. Treasury 1.375% 8/15/2050	4,330	2,420
	U.S. Treasury 1.625% 11/15/2050[5]	26,165	15,635
	U.S. Treasury 1.875% 2/15/2051	5,892	3,749
	U.S. Treasury 2.375% 5/15/2051	6,280	4,496
	U.S. Treasury 2.00% 8/15/2051	5,226	3,423
	U.S. Treasury 1.875% 11/15/2051	3,164	2,006
	U.S. Treasury 3.00% 8/15/2052	895	734
	U.S. Treasury 4.00% 11/15/2052	1,199	1,186
	U.S. Treasury 4.75% 11/15/2053	7,450	8,378

			369,893

U.S. Treasury inflation-protected securities 2.08%	U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[6]	3,528	3,485
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[6]	2,221	2,143
	U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[6]	2,300	2,230
	U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[6]	10,802	10,261
	U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[6]	2,797	2,629
	U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[6]	1,033	920
	U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[6]	3,212	2,825
	U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[6]	133	138
	U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[5,6]	1,423	1,158
	U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[6]	1,659	1,301
	U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[6]	306	247
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2050[6]	348	228
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[6]	5,046	3,144
	U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[6]	1,507	930

			31,639

	Total U.S. Treasury bonds & notes		401,532

274	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)

Federal agency bonds & notes 5.07%
	Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026	USD223	$216
	Fannie Mae 7.125% 1/15/2030	2,000	2,326
	Federal Home Loan Bank 3.25% 11/16/2028	6,500	6,335
	Federal Home Loan Bank 5.50% 7/15/2036	300	337
	Private Export Funding Corp. 3.55% 1/15/2024	3,190	3,187
	Private Export Funding Corp. 1.40% 7/15/2028	3,000	2,677
	Tennessee Valley Authority 0.75% 5/15/2025	3,700	3,514
	Tennessee Valley Authority 2.875% 2/1/2027	5,000	4,820
	Tennessee Valley Authority 4.65% 6/15/2035	1,780	1,816
	Tennessee Valley Authority 5.88% 4/1/2036	875	1,000
	Tennessee Valley Authority, Series A, 4.625% 9/15/2060	250	246
	Tennessee Valley Authority, Southaven Combined Cycle Generation, LLC, 3.846% 8/15/2033	796	742
	U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025	14,779	14,373
	U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026	1,597	1,656
	U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024	2,250	2,219
	U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025	2,640	2,574
	U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026	2,625	2,543
	U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027	11,482	11,050
	U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028	3,856	3,688
	U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029	2,650	2,515
	U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030	2,482	2,365
	U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031	2,475	2,350
	U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032	2,377	2,198
	U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033	2,059	1,938
	U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034	651	612

			77,297

	Total bonds, notes & other debt instruments (cost: $1,485,170,000)		1,458,148

Short-term securities 16.21%	Weighted average yield at acquisition

Commercial paper 14.25%
Atlantic Asset Securitization, LLC 1/2/2024[7]	5.310%	7,800	7,796
Canadian Imperial Bank of Commerce 1/25/2024[7]	5.380	4,400	4,382
Chariot Funding, LLC 1/2/2024[7]	5.430	18,000	17,989
CRC Funding, LLC 1/17/2024[7]	5.510	30,000	29,915
Eli Lilly and Co. 1/10/2024[7]	5.380	6,600	6,589
Eli Lilly and Co. 1/16/2024[7]	5.360	15,000	14,960
Honeywell International, Inc. 1/11/2024[7]	5.300	10,800	10,779
Kaiser Foundation Hospitals 1/3/2024	5.450	15,000	14,989
Microsoft Corp. 1/10/2024[7]	5.370	18,000	17,968
Microsoft Corp. 1/29/2024[7]	5.330	10,000	9,955
Nestlé Finance International, Ltd. 1/18/2024[7]	5.300	2,700	2,692
Ontario (Province of) 2/1/2024	5.350	2,200	2,189
Paccar Financial Corp. 1/4/2024	5.310	3,000	2,997

American Funds Insurance Series	275

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)

Commercial paper (continued)
Paccar Financial Corp. 1/5/2024	5.410%	USD10,000	$9,990
Paccar Financial Corp. 1/18/2024	5.390	10,000	9,970
Pfizer, Inc. 2/27/2024[7]	5.370	13,900	13,776
Procter & Gamble Co. 1/22/2024[7]	5.380	15,000	14,947
Prudential Funding, LLC 1/22/2024	5.340	5,500	5,481
Thunder Bay Funding, LLC 2/6/2024[7]	5.466	20,000	19,884

			217,248

Federal agency bills & notes 1.96%
Federal Home Loan Bank 1/26/2024	5.320	15,000	14,945
Federal Home Loan Bank 2/16/2024	5.203	15,000	14,899

Total short-term securities (cost: $247,180,000)			247,092

Options purchased (equity style) 0.04%
Options purchased (equity style)*			577

Total options purchased (equity style) (cost: $321,000)			577

Total investment securities 111.93% (cost: $1,732,671,000)			1,705,817
Total options written (0.06)%†			(824)
Other assets less liabilities (11.87)%			(180,964)

Net assets 100.00%			$1,524,029

*Options purchased (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2023 (000)
Call

3 Month SOFR Futures Option	261	USD65,250	USD96.00	6/14/2024	$576

Put

3 Month SOFR Futures Option	140	USD35,000	USD94.31	3/15/2024	1
3 Month SOFR Futures Option	75	18,750	94.38	3/15/2024	–	[2]

					$1

					$577

276	American Funds Insurance Series

U.S. Government Securities Fund (continued)

†Options written (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2023 (000)
Call

3 Month SOFR Futures Option	261	USD(65,250)	USD96.00	6/14/2024	$(632)
5 Year U.S. Treasury Note Futures Option	42	(4,200)	106.50	2/23/2024	(102)
5 Year U.S. Treasury Note Futures Option	23	(2,300)	107.00	2/23/2024	(47)
10 Year U.S. Treasury Note Futures Option	15	(1,500)	113.25	1/26/2024	(11)

					$(792)

Put

3 Month SOFR Futures Option	140	USD(35,000)	USD94.06	3/15/2024	(1)
3 Month SOFR Futures Option	75	(18,750)	94.13	3/15/2024	–2
5 Year U.S. Treasury Note Futures Option	42	(4,200)	106.50	2/23/2024	(8)
5 Year U.S. Treasury Note Futures Option	23	(2,300)	107.00	2/23/2024	(6)
10 Year U.S. Treasury Note Futures Option	15	(1,500)	113.25	1/26/2024	(17)

					$(32)

					$(824)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

30 Day Federal Funds Futures	Short	592	2/1/2024	USD(233,544)	$(171)
3 Month SOFR Futures	Short	529	3/20/2024	(125,165)	5,889
3 Month SOFR Futures	Short	256	3/19/2025	(61,613)	1,563
2 Year U.S. Treasury Note Futures	Long	4,163	4/3/2024	857,220	7,984
5 Year U.S. Treasury Note Futures	Long	2,683	4/3/2024	291,839	6,513
10 Year U.S. Treasury Note Futures	Long	1,339	3/28/2024	151,161	4,426
10 Year Ultra U.S. Treasury Note Futures	Short	431	3/28/2024	(50,865)	(1,919)
20 Year U.S. Treasury Bond Futures	Short	827	3/28/2024	(103,323)	(7,200)
30 Year Ultra U.S. Treasury Bond Futures	Long	153	3/28/2024	20,440	1,733

					$18,818

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps
							Upfront	Unrealized
							premium	appreciation
Receive		Pay			Notional	Value at	paid	(depreciation)

	Payment		Payment	Expiration	amount	12/31/2023	(received)	at 12/31/2023
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD17,898	$ (5)	$–	$ (5)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD26,222	(7)	–	(7)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD35,800	(9)	–	(9)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	USD119,400	(1,033)	–	(1,033)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	USD97,600	1,926	–	1,926

American Funds Insurance Series	277

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

							Upfront	Unrealized
							premium	appreciation
Receive		Pay			Notional	Value at	paid	(depreciation)

	Payment		Payment	Expiration	amount	12/31/2023	(received)	at 12/31/2023
Rate	frequency	Rate	frequency	date	(000)	(000)	(000)	(000)

3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD24,000	$ (194)	$–	$ (194)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD3,698	(30)	–	(30)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD17,700	(148)	–	(148)
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	USD20,100	1,211	–	1,211
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	USD20,100	1,210	–	1,210
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	USD22,492	1,370	–	1,370
SOFR	Annual	3.916%	Annual	7/11/2025	USD46,800	316	–	316
4.912%	Annual	SOFR	Annual	8/24/2025	USD14,030	137	–	137
4.8189%	Annual	SOFR	Annual	8/25/2025	USD14,010	116	–	116
4.8195%	Annual	SOFR	Annual	9/1/2025	USD10,300	89	–	89
4.27%	Annual	SOFR	Annual	2/16/2026	USD9,620	47	–	47
4.265%	Annual	SOFR	Annual	2/16/2026	USD4,777	23	–	23
4.3035%	Annual	SOFR	Annual	2/17/2026	USD2,874	16	–	16
4.2515%	Annual	SOFR	Annual	2/17/2026	USD2,847	13	–	13
4.2675%	Annual	SOFR	Annual	2/17/2026	USD2,771	13	–	13
4.3005%	Annual	SOFR	Annual	2/17/2026	USD1,989	11	–	11
4.288%	Annual	SOFR	Annual	2/17/2026	USD2,021	11	–	11
3.45%	Annual	SOFR	Annual	2/1/2028	USD12,500	(72)	–	(72)
3.47%	Annual	SOFR	Annual	2/2/2028	USD11,600	(58)	–	(58)
4.28%	Annual	SOFR	Annual	2/29/2028	USD1,660	44	–	44
4.269%	Annual	SOFR	Annual	2/29/2028	USD1,700	44	–	44
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	USD49,000	7,909	–	7,909
3.18%	Annual	SOFR	Annual	4/17/2030	USD2,600	(47)	–	(47)
3.275%	Annual	SOFR	Annual	4/18/2030	USD2,600	(33)	–	(33)
3.353%	Annual	SOFR	Annual	4/19/2030	USD2,600	(22)	–	(22)
3.342%	Annual	SOFR	Annual	4/19/2030	USD2,600	(23)	–	(23)
3.344%	Annual	SOFR	Annual	4/20/2030	USD2,600	(23)	–	(23)
3.128%	Annual	SOFR	Annual	4/28/2030	USD2,600	(55)	–	(55)
3.285%	Annual	SOFR	Annual	5/1/2030	USD2,500	(30)	–	(30)
3.259%	Annual	SOFR	Annual	5/1/2030	USD2,600	(35)	–	(35)
3.186%	Annual	SOFR	Annual	5/9/2030	USD2,600	(46)	–	(46)
3.215%	Annual	SOFR	Annual	5/10/2030	USD2,500	(40)	–	(40)
3.29%	Annual	SOFR	Annual	5/19/2030	USD3,100	(37)	–	(37)
3.31%	Annual	SOFR	Annual	6/9/2030	USD26,800	(290)	–	(290)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	USD15,500	2,604	–	2,604
SOFR	Annual	4.1615%	Annual	5/15/2033	USD800	(43)	–	(43)
SOFR	Annual	4.15%	Annual	5/15/2033	USD880	(47)	–	(47)
4.0135%	Annual	SOFR	Annual	8/21/2033	USD1,185	51	–	51
SOFR	Annual	4.061%	Annual	8/24/2033	USD3,230	(152)	–	(152)
SOFR	Annual	3.9519%	Annual	8/25/2033	USD3,225	(123)	–	(123)
SOFR	Annual	3.8275%	Annual	9/1/2033	USD2,300	(65)	–	(65)
SOFR	Annual	3.175%	Annual	2/1/2038	USD16,000	333	–	333
3.065%	Annual	SOFR	Annual	4/7/2040	USD12,300	(684)	–	(684)
SOFR	Annual	3.045%	Annual	7/27/2050	USD3,600	209	–	209
SOFR	Annual	2.85282%	Annual	12/6/2052	USD540	48	–	48
SOFR	Annual	2.93542%	Annual	12/6/2052	USD550	41	–	41
SOFR	Annual	3.01413%	Annual	1/12/2053	USD1,402	83	–	83
SOFR	Annual	3.02%	Annual	1/12/2053	USD1,400	81	–	81
SOFR	Annual	2.974%	Annual	4/17/2053	USD800	53	–	53
SOFR	Annual	3.044%	Annual	4/18/2053	USD800	43	–	43
SOFR	Annual	3.0875%	Annual	4/19/2053	USD800	36	–	36
SOFR	Annual	3.1035%	Annual	4/19/2053	USD800	34	–	34
SOFR	Annual	3.0895%	Annual	4/20/2053	USD800	36	–	36

278	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Swap contracts (continued)
Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay		Expiration date	Notional amount (000)	Value at 12/31/2023 (000)	Upfront premium	Unrealized appreciation (depreciation) at 12/31/2023 (000)
Rate	Payment frequency	Rate	Payment frequency				paid (received) (000)
SOFR	Annual	2.9405%	Annual	4/28/2053	USD800	$58	$–	$58
SOFR	Annual	3.0535%	Annual	5/1/2053	USD1,600	83	–	83
SOFR	Annual	3.085%	Annual	5/9/2053	USD900	41	–	41
SOFR	Annual	3.1135%	Annual	5/10/2053	USD800	32	–	32
SOFR	Annual	3.1605%	Annual	5/19/2053	USD1,000	32	–	32

						$15,053	$–	$15,053

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

[4]	Purchased on a TBA basis.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $11,225,000, which represented .74% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $171,631,000, which represented 11.26% of the net assets of the fund.

Key to abbreviation(s)
Assn. = Association	TBA = To be announced
EFFR = Effective Federal Funds Rate	USD = U.S. dollars
SOFR = Secured Overnight Financing Rate

Refer to the notes to financial statements.

American Funds Insurance Series	279

Managed Risk Growth Fund

Investment portfolio December 31, 2023

Growth funds 84.94%	Shares	Value (000)

American Funds Insurance Series – Growth Fund, Class 1	4,336,234	$431,195

Total growth funds (cost: $347,460,000)		431,195

Fixed income funds 10.00%

American Funds Insurance Series – The Bond Fund of America, Class 1	5,319,568	50,749

Total fixed income funds (cost: $50,860,000)		50,749

Short-term securities 4.81%

State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	24,428,666	24,429

Total short-term securities (cost: $24,429,000)		24,429

Options purchased (equity style) 0.19%

Options purchased (equity style)*		968

Total options purchased (cost: $2,305,000)		968

Total investment securities 99.94% (cost: $425,054,000)		507,341
Other assets less liabilities 0.06%		294

Net assets 100.00%		$507,635

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2023 (000)

Put

S&P 500 Index	90	USD42,928	USD3,225.00	3/15/2024	$15
S&P 500 Index	75	35,774	3,250.00	3/15/2024	14
S&P 500 Index	30	14,310	3,275.00	3/15/2024	6
S&P 500 Index	40	19,079	3,300.00	3/15/2024	8
S&P 500 Index	45	21,464	3,325.00	3/15/2024	9
S&P 500 Index	35	16,694	3,350.00	3/15/2024	8
S&P 500 Index	195	93,012	3,300.00	6/21/2024	203
S&P 500 Index	30	14,309	3,325.00	6/21/2024	31
S&P 500 Index	135	64,393	3,375.00	6/21/2024	151
S&P 500 Index	10	4,770	3,400.00	6/21/2024	11
S&P 500 Index	130	62,008	3,450.00	6/21/2024	161
S&P 500 Index	110	52,468	3,475.00	6/21/2024	141
S&P 500 Index	25	11,925	3,500.00	6/21/2024	33
S&P 500 Index	40	19,079	3,625.00	6/21/2024	64
S&P 500 Index	40	19,079	3,675.00	6/21/2024	69
S&P 500 Index	25	11,925	3,700.00	6/21/2024	44

					$968

280	American Funds Insurance Series

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

S&P 500 E-mini Index Futures	Long	54	3/1/2024	USD13,014	$390
5 Year U.S. Treasury Note Futures	Long	38	3/1/2024	4,133	91

					$481

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 84.94%
American Funds Insurance Series – Growth Fund, Class 1	$387,467	$115,721	$182,699	$(24,865)	$135,571	$431,195	$2,382	$22,902

Fixed income funds 10.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	34,197	47,522	31,210	(1,135)	1,375	50,749	1,775	–

Total 94.94%				$(26,000)	$136,946	$481,944	$4,157	$22,902

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	281

Managed Risk International Fund

Investment portfolio December 31, 2023

Growth funds 84.89%	Shares	Value (000)

American Funds Insurance Series – International Fund, Class 1	6,023,958	$105,419

Total growth funds (cost: $94,553,000)		105,419

Fixed income funds 9.99%

American Funds Insurance Series – The Bond Fund of America, Class 1	1,300,536	12,408

Total fixed income funds (cost: $12,401,000)		12,408

Short-term securities 4.89%

State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	6,067,219	6,067

Total short-term securities (cost: $6,067,000)		6,067

Options purchased (equity style) 0.26%

Options purchased (equity style)*		324

Total options purchased (cost: $514,000)		324

Total investment securities 100.03% (cost: $113,535,000)		124,218
Other assets less liabilities (0.03)%		(36)

Net assets 100.00%		$124,182

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2023 (000)

Put

iShares MSCI EAFE ETF	1,200	USD9,042	USD54.00	3/15/2024	$18
iShares MSCI EAFE ETF	400	3,014	56.00	3/15/2024	7
iShares MSCI EAFE ETF	2,600	19,591	52.00	6/21/2024	38
iShares MSCI EAFE ETF	140	1,055	53.00	6/21/2024	2
iShares MSCI EAFE ETF	1,330	10,022	54.00	6/21/2024	27
iShares MSCI EAFE ETF	1,200	9,042	55.00	6/21/2024	28
iShares MSCI EAFE ETF	1,590	11,981	56.00	6/21/2024	42
iShares MSCI EAFE ETF	750	5,651	57.00	6/21/2024	23
iShares MSCI EAFE ETF	2,100	15,823	59.00	6/21/2024	63
iShares MSCI EAFE ETF	1,500	11,302	60.00	9/20/2024	76

					$324

282	American Funds Insurance Series

Managed Risk International Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

MSCI EAFE Index Futures	Long	21	3/1/2024	USD2,365	$(2)
5 Year U.S. Treasury Note Futures	Long	11	3/1/2024	1,197	26
S&P 500 E-mini Index Futures	Short	3	3/1/2024	(723)	(24)
Mini MSCI Emerging Market Index Futures	Short	17	3/1/2024	(879)	(39)

					$(39)

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth funds 84.89%
American Funds Insurance Series – International Fund, Class 1	$106,435	$22,843	$38,620	$(9,073)	$23,834	$105,419	$1,596	$—

Fixed income funds 9.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	12,527	6,151	6,443	(560)	733	12,408	440	—

Total 94.88%				$(9,633)	$24,567	$117,827	$2,036	$—

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	283

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2023

Growth-and-income funds 84.94%	Shares	Value (000)

American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	19,004,155	$275,370

Total growth-and-income funds (cost: $252,721,000)		275,370

Fixed income funds 10.00%

American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,270,350	32,409

Total fixed income funds (cost: $33,482,000)		32,409

Short-term securities 4.86%

State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	15,763,506	15,764

Total short-term securities (cost: $15,764,000)		15,764

Options purchased (equity style) 0.15%

Options purchased (equity style)*		482

Total options purchased (cost: $1,510,000)		482

Total investment securities 99.95% (cost: $303,477,000)		324,025

Other assets less liabilities 0.05%		166

Net assets 100.00%		$324,191

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2023 (000)

Put

S&P 500 Index	245	USD116,861	USD3,250.00	3/15/2024	$45
S&P 500 Index	30	14,309	3,325.00	3/15/2024	6
S&P 500 Index	15	7,155	3,350.00	3/15/2024	3
S&P 500 Index	20	9,540	3,375.00	3/15/2024	4
S&P 500 Index	150	71,547	3,300.00	6/21/2024	156
S&P 500 Index	20	9,540	3,325.00	6/21/2024	21
S&P 500 Index	100	47,698	3,375.00	6/21/2024	111
S&P 500 Index	20	9,540	3,400.00	6/21/2024	23
S&P 500 Index	20	9,540	3,450.00	6/21/2024	25
S&P 500 Index	10	4,770	3,525.00	6/21/2024	14
S&P 500 Index	10	4,770	3,575.00	6/21/2024	15
S&P 500 Index	10	4,770	3,625.00	6/21/2024	16
S&P 500 Index	25	11,924	3,675.00	6/21/2024	43

					$482

284	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

S&P 500 E-mini Index Futures	Long	32	3/1/2024	USD7,712	$256
5 Year U.S. Treasury Note Futures	Long	27	3/1/2024	2,937	65

					$321

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth-and-income funds 84.94%

American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$274,603	$39,245	$74,805	$(11,248)	$47,575	$275,370	$5,506	$2,476

Fixed income funds 10.00%

American Funds Insurance Series – U.S. Government Securities Fund, Class 1	32,319	13,964	13,647	(1,563)	1,336	32,409	1,234	–

Total 94.94%				$(12,811)	$48,911	$307,779	$6,740	$2,476

1 Rate represents the seven-day yield at 12/31/2023.

2 Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	285

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2023

Growth-and-income funds 79.99%	Shares	Value (000)

American Funds Insurance Series – Growth-Income Fund, Class 1	29,524,557	$1,749,625

Total growth-and-income funds (cost: $1,578,467,000)		1,749,625

Fixed income funds 15.00%

American Funds Insurance Series – The Bond Fund of America, Class 1	34,388,650	328,068

Total fixed income funds (cost: $336,782,000)		328,068

Short-term securities 4.72%

State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	103,209,305	103,209

Total short-term securities (cost: $103,209,000)		103,209

Options purchased (equity style) 0.21%

Options purchased (equity style)*		4,657

Total options purchased (cost: $16,130,000)		4,657

Total investment securities 99.92% (cost: $2,034,588,000)		2,185,559

Other assets less liabilities 0.08%		1,697

Net assets 100.00%		$2,187,256

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2023 (000)

Put

S&P 500 Index	3,030	USD1,445,259	USD3,250.00	3/15/2024	$553
S&P 500 Index	75	35,774	3,300.00	3/15/2024	15
S&P 500 Index	335	159,789	3,325.00	3/15/2024	69
S&P 500 Index	145	69,163	3,350.00	3/15/2024	32
S&P 500 Index	90	42,929	3,375.00	3/15/2024	20
S&P 500 Index	1,600	763,173	3,300.00	6/21/2024	1,664
S&P 500 Index	330	157,404	3,325.00	6/21/2024	342
S&P 500 Index	990	472,213	3,375.00	6/21/2024	1,104
S&P 500 Index	120	57,238	3,450.00	6/21/2024	149
S&P 500 Index	15	7,155	3,475.00	6/21/2024	19
S&P 500 Index	90	42,928	3,525.00	6/21/2024	123
S&P 500 Index	40	19,079	3,575.00	6/21/2024	59
S&P 500 Index	40	19,079	3,625.00	6/21/2024	64
S&P 500 Index	165	78,702	3,675.00	6/21/2024	284
S&P 500 Index	90	42,928	3,700.00	6/21/2024	160

					$4,657

286	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

S&P 500 E-mini Index Futures	Long	276	3/1/2024	USD66,516	$1,908
5 Year U.S. Treasury Note Futures	Long	58	3/1/2024	6,309	140

					$2,048

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)

Growth-and-income funds 79.99%

American Funds Insurance Series – Growth-Income Fund, Class 1	$1,677,875	$268,733	$484,598	$37,121	$250,494	$1,749,625	$26,154	$89,386

Fixed income funds 15.00%

American Funds Insurance Series – The Bond Fund of America, Class 1	314,614	120,092	110,905	(20,722)	24,989	328,068	11,642	–

Total 94.99%				$16,399	$275,483	$2,077,693	$37,796	$89,386

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	287

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2023

Asset allocation funds 95.07%	Shares	Value (000)

American Funds Insurance Series – Asset Allocation Fund, Class 1	83,800,992	$1,999,492

Total asset allocation funds (cost: $1,962,465,000)		1,999,492

Short-term securities 4.92%

State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	103,363,250	103,363

Total short-term securities (cost: $103,363,000)		103,363

Options purchased (equity style) 0.03%

Options purchased (equity style)*		693

Total options purchased (cost: $1,504,000)		693

Total investment securities 100.02% (cost: $2,067,332,000)		2,103,548

Other assets less liabilities (0.02)%		(352)

Net assets 100.00%		$2,103,196

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2023 (000)

Put

S&P 500 Index	90	USD42,928	USD3,250.00	3/15/2024	$17
S&P 500 Index	50	23,849	3,425.00	3/15/2024	12
S&P 500 Index	150	71,547	3,300.00	6/21/2024	156
S&P 500 Index	30	14,310	3,325.00	6/21/2024	31
S&P 500 Index	140	66,778	3,375.00	6/21/2024	156
S&P 500 Index	20	9,540	3,400.00	6/21/2024	23
S&P 500 Index	155	73,932	3,450.00	6/21/2024	192
S&P 500 Index	15	7,155	3,575.00	6/21/2024	22
S&P 500 Index	15	7,155	3,625.00	6/21/2024	24
S&P 500 Index	35	16,694	3,675.00	6/21/2024	60

					$693

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)

5 Year U.S. Treasury Note Futures	Long	420	3/1/2024	USD45,685	$1,013
S&P 500 E-mini Index Futures	Long	49	3/1/2024	11,809	392

					$1,405

288	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates[2]

					Net
				Net	unrealized			Capital gain
	Value at			realized	appreciation	Value at	Dividend	distributions
	1/1/2023	Additions	Reductions	gain (loss)	(depreciation)	12/31/2023	income	received
	(000)	(000)	(000)	(000)	(000)	(000)	(000)	(000)

Asset allocation funds 95.07%

American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,084,270	$231,311	$463,691	$19,951	$127,651	$1,999,492	$47,446	$77,368

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies“ as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	289

Financial statements

Statements of assets and liabilities at December 31, 2023	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$7,410,185	$3,077,136	$38,790,440	$7,014,573	$3,261,346
Affiliated issuers	295,088	137,455	593,305	202,073	135,440
Cash	677	210	902	98	1,309
Cash collateral received for securities on loan	–	853	2,189	9	112
Cash collateral pledged for futures contracts	–	–	–	–	227
Cash collateral pledged for swap contracts	–	–	–	–	167
Cash denominated in currencies other than U.S. dollars	206	282	710	635	667
Unrealized appreciation on open forward currency contracts	–	–	–	–	100
Bilateral swaps, at value	–	–	–	–	95
Receivables for:
Sales of investments	490	1,938	11,650	102	1,982
Sales of fund’s shares	1,109	301	13,300	2,290	1,338
Dividends and interest	9,191	2,212	19,399	10,700	6,539
Closed forward currency contracts	–	–	–	–	18
Variation margin on futures contracts	–	–	–	–	45
Variation margin on centrally cleared swap contracts	–	–	–	–	3
Securities lending income	6	125	16	3	3
Other	206	47	117	291	113

	7,717,158	3,220,559	39,432,028	7,230,774	3,409,504

Liabilities:
Collateral for securities on loan	–	8,535	21,892	86	1,117
Unrealized depreciation on open forward currency contracts	–	–	–	–	213
Unrealized depreciation on unfunded commitments*	–	–	–	–	–
Options written, at value	–	–	–	–	–
Payables for:
Purchases of investments	1,406	1,449	9,048	11,405	5,680
Repurchases of fund’s shares	17,952	5,291	83,137	6,860	4,039
Investment advisory services	2,338	1,568	10,122	2,837	1,421
Insurance administrative fees	433	171	2,147	250	467
Services provided by related parties	1,072	530	5,410	966	410
Trustees’ deferred compensation	95	59	527	179	45
Closed forward currency contracts	–	–	–	–	114
Variation margin on futures contracts	–	–	–	–	2
Variation margin on centrally cleared swap contracts	–	–	–	–	4
Non-U.S. taxes	3,614	18,354	887	29,059	17,629
Other	66	46	48	120	76

	26,976	36,003	133,218	51,762	31,217

Commitments and contingencies*

Net assets at December 31, 2023	$7,690,182	$3,184,556	$39,298,810	$7,179,012	$3,378,287

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,420,294	$2,408,999	$19,227,288	$5,986,970	$2,440,206
Total distributable earnings (accumulated loss)	3,269,888	775,557	20,071,522	1,192,042	938,081

Net assets at December 31, 2023	$7,690,182	$3,184,556	$39,298,810	$7,179,012	$3,378,287

Investment securities on loan, at value	$ 19,320	$ 30,423	$ 21,365	$ 82	$ 1,705
Investment securities, at cost
Unaffiliated issuers	4,384,591	2,387,792	19,733,033	5,250,234	2,307,420
Affiliated issuers	295,100	132,190	593,293	202,072	135,431
Cash denominated in currencies other than U.S. dollars, at cost	206	279	710	636	668
Premiums received on options written	–	–	–	–	–

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

290	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Assets:
Investment securities, at value:
Unaffiliated issuers	$ 9,950,599	$1,819,186	$36,115,540	$319,735	$1,183,335
Affiliated issuers	330,479	44,944	1,430,798	10,070	126,808
Cash	492	629	14,851	68	596
Cash collateral received for securities on loan	1,088	715	11,533	225	1,799
Cash collateral pledged for futures contracts	–	–	–	–	–
Cash collateral pledged for swap contracts	–	–	–	–	–
Cash denominated in currencies other than U.S. dollars	–	577	2	106	332
Unrealized appreciation on open forward currency contracts	–	–	–	–	–
Bilateral swaps, at value	–	–	–	–	–
Receivables for:
Sales of investments	10,876	4,727	42,645	5	24,257
Sales of fund’s shares	2,609	366	3,768	94	1,091
Dividends and interest	15,645	3,455	51,289	1,175	5,199
Closed forward currency contracts	–	–	–	–	–
Variation margin on futures contracts	–	–	–	–	65
Variation margin on centrally cleared swap contracts	–	–	–	–	29
Securities lending income	14	4	22	1	6
Other	17	108	291	5	77

	10,311,819	1,874,711	37,670,739	331,484	1,343,594

Liabilities:
Collateral for securities on loan	10,881	7,147	115,333	2,250	17,994
Unrealized depreciation on open forward currency contracts	–	–	–	–	–
Unrealized depreciation on unfunded commitments*	–	–	–	–	–
Options written, at value	–	–	–	–	–
Payables for:
Purchases of investments	2,814	1,470	34,091	81	71,213
Repurchases of fund’s shares	7,503	2,876	54,035	98	1,650
Investment advisory services	2,009	566	7,889	127	227
Insurance administrative fees	794	140	1,207	86	342
Services provided by related parties	1,135	313	4,058	72	150
Trustees’ deferred compensation	114	27	574	14	9
Closed forward currency contracts	–	–	–	–	–
Variation margin on futures contracts	–	–	–	–	33
Variation margin on centrally cleared swap contracts	–	–	–	–	25
Non-U.S. taxes	224	819	1,508	170	674
Other	4	18	68	6	8

	25,478	13,376	218,763	2,904	92,325

Commitments and contingencies*

Net assets at December 31, 2023	$10,286,341	$1,861,335	$37,451,976	$328,580	$1,251,269

Net assets consist of:
Capital paid in on shares of beneficial interest	$ 7,170,355	$1,361,420	$19,460,384	$311,613	$1,075,724
Total distributable earnings (accumulated loss)	3,115,986	499,915	17,991,592	16,967	175,545

Net assets at December 31, 2023	$10,286,341	$1,861,335	$37,451,976	$328,580	$1,251,269

Investment securities on loan, at value	$ 10,510	$ 7,091	$ 110,228	$ 2,296	$ 17,090
Investment securities, at cost
Unaffiliated issuers	6,941,713	1,244,974	20,029,188	278,300	990,869
Affiliated issuers	330,455	44,948	1,430,636	10,069	130,558
Cash denominated in currencies other than U.S. dollars, at cost	–	578	2	106	332
Premiums received on options written	–	–	–	–	–

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	291

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund		American High-Income Trust

Assets:
Investment securities, at value:
Unaffiliated issuers	$23,162,383	$383,108	$10,585,364	$1,448,641		$ 832,985
Affiliated issuers	3,803,664	21,315	2,168,331	229,992		27,114
Cash	1,820	160	157	123		676
Cash collateral received for securities on loan	2,524	107	–	–		–
Cash collateral pledged for futures contracts	–	–	–	–		92
Cash collateral pledged for swap contracts	–	–	–	–		151
Cash denominated in currencies other than U.S. dollars	1,427	76	1	119		949
Unrealized appreciation on open forward currency contracts	–	672	35	9,188		–
Bilateral swaps, at value	–	–	–	278		–
Receivables for:
Sales of investments	402,570	2,867	1,363,779	30,804		730
Sales of fund’s shares	1,187	102	4,887	1,290		219
Dividends and interest	91,759	1,794	83,411	14,611		12,832
Closed forward currency contracts	–	27	–	213		–
Variation margin on futures contracts	2,625	66	4,317	547		6
Variation margin on centrally cleared swap contracts	90	27	687	282		11
Securities lending income	25	2	–	–		–
Other	437	32	26	238		2

	27,470,511	410,355	14,210,995	1,736,326		875,767

Liabilities:
Collateral for securities on loan	25,242	1,069	–	–		–
Unrealized depreciation on open forward currency contracts	–	354	931	5,355		–
Unrealized depreciation on unfunded commitments*	3	–	–	–	†	4
Options written, at value	–	–	–	–		–
Payables for:
Purchases of investments	1,727,865	18,832	3,187,501	185,688		1,214
Repurchases of fund’s shares	18,513	553	8,205	1,175		255
Investment advisory services	5,715	141	1,494	549		193
Insurance administrative fees	3,441	77	712	34		60
Services provided by related parties	2,733	69	1,083	220		157
Trustees’ deferred compensation	340	4	140	28		32
Closed forward currency contracts	–	174	–	1,748		–
Variation margin on futures contracts	127	76	2,624	761		–
Variation margin on centrally cleared swap contracts	21	18	367	284		7
Non-U.S. taxes	1,159	217	18	79		–
Other	22	7	6	64		–

	1,785,181	21,591	3,203,081	195,985		1,922

Commitments and contingencies*

Net assets at December 31, 2023	$25,685,330	$388,764	$11,007,914	$1,540,341		$873,845

Net assets consist of:
Capital paid in on shares of beneficial interest	$18,661,978	$340,521	$12,500,028	$1,776,957		$1,206,031
Total distributable earnings (accumulated loss)	7,023,352	48,243	(1,492,114)	(236,616)		(332,186)

Net assets at December 31, 2023	$25,685,330	$388,764	$11,007,914	$1,540,341		$ 873,845

Investment securities on loan, at value	$ 24,156	$ 1,039	$ –	$ –		$ –
Investment securities, at cost
Unaffiliated issuers	17,202,164	332,291	10,781,553	1,497,871		841,494
Affiliated issuers	3,970,991	20,838	2,168,297	226,378		27,115
Cash denominated in currencies other than U.S. dollars, at cost	1,416	76	1	119		923
Premiums received on options written	–	–	–	–		–

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

292	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$125,656	$385,925		$1,705,817	$ 25,397	$ 6,391
Affiliated issuers	–	–		–	481,944	117,827
Cash	2,653	9,121		40,117	–	–
Cash collateral received for securities on loan	–	–		–	–	–
Cash collateral pledged for futures contracts	–	–		–	690	71
Cash collateral pledged for swap contracts	–	–		–	–	–
Cash denominated in currencies other than U.S. dollars	–	–		–	–	–
Unrealized appreciation on open forward currency contracts	–	–		–	–	–
Bilateral swaps, at value	–	–		–	–	–
Receivables for:
Sales of investments	12,583	–		119,306	592	78
Sales of fund’s shares	85	2,904		491	–	10
Dividends and interest	373	39		8,842	111	25
Closed forward currency contracts	–	–		–	–	–
Variation margin on futures contracts	56	–		953	3	22
Variation margin on centrally cleared swap contracts	9	–		477	–	–
Securities lending income	–	–		–	–	–
Other	1	–		–	–	–

	141,416	397,989		1,876,003	508,737	124,424

Liabilities:
Collateral for securities on loan	–	–		–	–	–
Unrealized depreciation on open forward currency contracts	–	–		–	–	–
Unrealized depreciation on unfunded commitments*	–	–		–	–	–
Options written, at value	–	–		824	–	–
Payables for:
Purchases of investments	33,520	24,795		349,161	44	86
Repurchases of fund’s shares	24	230		850	577	23
Investment advisory services	16	82		224	42	10
Insurance administrative fees	28	36		113	300	75
Services provided by related parties	21	80		306	101	25
Trustees’ deferred compensation	3	12		45	5	2
Closed forward currency contracts	–	–		–	–	–
Variation margin on futures contracts	10	–		110	33	21
Variation margin on centrally cleared swap contracts	3	–		340	–	–
Non-U.S. taxes	–	–		–	–	–
Other	–	–	*	1	–	–

	33,625	25,235		351,974	1,102	242

Commitments and contingencies*

Net assets at December 31, 2023	$107,791	$372,754		$1,524,029	$507,635	$124,182

Net assets consist of:
Capital paid in on shares of beneficial interest	$118,822	$369,575		$1,779,673	$535,193	$150,466
Total distributable earnings (accumulated loss)	(11,031)	3,179		(255,644)	(27,558)	(26,284)

Net assets at December 31, 2023	$107,791	$372,754		$1,524,029	$507,635	$124,182

Investment securities on loan, at value	$ –	$ –		$ –	$ –	$ –
Investment securities, at cost
Unaffiliated issuers	125,545	386,032		1,732,671	26,734	6,581
Affiliated issuers	–	–		–	398,320	106,954
Cash denominated in currencies other than U.S. dollars, at cost	–	–		–	–	–
Premiums received on options written	–	–		481	–	–

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	293

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$ 16,246	$ 107,866	$ 104,056
Affiliated issuers	307,779	2,077,693	1,999,492
Cash	–	–	–
Cash collateral received for securities on loan	–	–	–
Cash collateral pledged for futures contracts	415	3,338	1,166
Cash collateral pledged for swap contracts	–	–	–
Cash denominated in currencies other than U.S. dollars	–	–	–
Unrealized appreciation on open forward currency contracts	–	–	–
Bilateral swaps, at value	–	–	–
Receivables for:
Sales of investments	253	7,481	1,313
Sales of fund’s shares	1	13	161
Dividends and interest	71	472	468
Closed forward currency contracts	–	–	–
Variation margin on futures contracts	2	5	36
Variation margin on centrally cleared swap contracts	–	–	–
Securities lending income	–	–	–
Other	–	–	–

	324,767	2,196,868	2,106,692

Liabilities:
Collateral for securities on loan	–	–	–
Unrealized depreciation on open forward currency contracts	–	–	–
Unrealized depreciation on unfunded commitments*	–	–	–
Options written, at value	–	–	–
Payables for:
Purchases of investments	24	–	–
Repurchases of fund’s shares	242	7,887	1,543
Investment advisory services	27	183	177
Insurance administrative fees	194	1,298	1,279
Services provided by related parties	66	57	436
Trustees’ deferred compensation	4	18	31
Closed forward currency contracts	–	–	–
Variation margin on futures contracts	19	169	30
Variation margin on centrally cleared swap contracts	–	–	–
Non-U.S. taxes	–	–	–
Other	–	–	–

	576	9,612	3,496
Commitments and contingencies*

Net assets at December 31, 2023	$324,191	$2,187,256	$2,103,196

Net assets consist of:
Capital paid in on shares of beneficial interest	$340,685	$2,029,898	$2,032,231
Total distributable earnings (accumulated loss)	(16,494)	157,358	70,965

Net assets at December 31, 2023	$324,191	$2,187,256	$2,103,196

Investment securities on loan, at value	$ –	$ –	$ –
Investment securities, at cost
Unaffiliated issuers	17,274	119,339	104,867
Affiliated issuers	286,203	1,915,249	1,962,465
Cash denominated in currencies other than U.S. dollars, at cost	–	–	–
Premiums received on options written	–	–	–

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

294	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$3,418,477	$1,001,137	$17,382,394	$3,353,223	$1,778,087
	Shares outstanding	100,780	53,924	174,798	191,642	69,772
	Net asset value per share	$33.92	$18.57	$99.44	$17.50	$25.48

Class 1A:	Net assets	$17,621	$5,224	$279,413	$12,159	$10,382
	Shares outstanding	522	285	2,838	698	409
	Net asset value per share	$33.74	$18.31	$98.46	$17.41	$25.36

Class 2:	Net assets	$3,522,408	$1,878,462	$17,878,990	$3,381,831	$802,751
	Shares outstanding	105,326	107,368	182,074	194,242	31,897
	Net asset value per share	$33.44	$17.50	$98.20	$17.41	$25.17

Class 3:	Net assets			$236,105	$16,515
	Shares outstanding	Not applicable	Not applicable	2,348	941	Not applicable
	Net asset value per share			$100.54	$17.56

Class 4:	Net assets	$731,676	$299,733	$3,521,908	$415,284	$787,067
	Shares outstanding	22,118	17,164	36,803	24,239	31,546
	Net asset value per share	$33.08	$17.46	$95.70	$17.13	$24.95

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized

Class 1:	Net assets	$6,020,084	$579,605	$22,318,720	$15,315	$659,875
	Shares outstanding	415,494	41,845	376,644	1,516	56,740
	Net asset value per share	$14.49	$13.85	$59.26	$10.10	$11.63

Class 1A:	Net assets	$23,218	$7,099	$35,564	$6,265	$10,418
	Shares outstanding	1,609	515	604	638	897
	Net asset value per share	$14.43	$13.77	$58.88	$9.83	$11.62

Class 2:	Net assets	$2,898,715	$1,039,966	$12,894,253	$164,333	$14,935
	Shares outstanding	203,946	75,301	221,178	16,727	1,285
	Net asset value per share	$14.21	$13.81	$58.30	$9.82	$11.62

Class 3:	Net assets			$141,816
	Shares outstanding	Not applicable	Not applicable	2,387	Not applicable	Not applicable
	Net asset value per share			$59.40

Class 4:	Net assets	$1,344,324	$234,665	$2,061,623	$142,667	$566,041
	Shares outstanding	95,611	17,438	35,957	14,760	48,785
	Net asset value per share	$14.06	$13.46	$57.34	$9.67	$11.60

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	295

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$15,555,068	$97,560	$6,907,965	$665,253	$223,148
	Shares outstanding	651,900	7,887	724,190	65,462	24,966
	Net asset value per share	$23.86	$12.37	$9.54	$10.16	$8.94

Class 1A:	Net assets	$32,203	$2,759	$258,248	$1,464	$2,613
	Shares outstanding	1,357	224	27,264	145	294
	Net asset value per share	$23.74	$12.30	$9.47	$10.08	$8.90

Class 2:	Net assets	$4,260,925	$160,175	$2,879,288	$817,156	$532,796
	Shares outstanding	181,115	13,016	306,439	81,456	61,048
	Net asset value per share	$23.53	$12.31	$9.40	$10.03	$8.73

Class 3:	Net assets	$29,979				$8,335
	Shares outstanding	1,255	Not applicable	Not applicable	Not applicable	927
	Net asset value per share	$23.90				$8.99

Class 4:	Net assets	$5,807,155	$128,270	$962,413	$56,468	$106,953
	Shares outstanding	248,834	10,598	102,937	5,718	10,972
	Net asset value per share	$23.34	$12.10	$9.35	$9.88	$9.75

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class 1:	Net assets	$16,797	$40,359	$257,469
	Shares outstanding	1,780	3,556	25,987	Not applicable	Not applicable
	Net asset value per share	$9.44	$11.35	$9.91

Class 1A:	Net assets	$1,877	$119	$4,825
	Shares outstanding	201	10	489	Not applicable	Not applicable
	Net asset value per share	$9.32	$11.35	$9.87

Class 2:	Net assets	$43,847	$272,475	$1,073,139
	Shares outstanding	4,693	24,818	109,738	Not applicable	Not applicable
	Net asset value per share	$9.34	$10.98	$9.78

Class 3:	Net assets		$4,266	$5,896
	Shares outstanding	Not applicable	383	593	Not applicable	Not applicable
	Net asset value per share		$11.13	$9.94

Class 4:	Net assets	$45,270	$55,535	$182,700
	Shares outstanding	4,907	5,027	18,699	Not applicable	Not applicable
	Net asset value per share	$9.23	$11.05	$9.77

Class P1:	Net assets				$12,545	$1,934
	Shares outstanding	Not applicable	Not applicable	Not applicable	1,155	231
	Net asset value per share				$10.86	$8.36

Class P2:	Net assets				$495,090	$122,248
	Shares outstanding	Not applicable	Not applicable	Not applicable	46,151	14,699
	Net asset value per share				$10.73	$8.32
Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

296	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Shares of beneficial interest issued and outstanding
(no stated par value) – unlimited shares authorized

Class P1:	Net assets	$2,681	$1,909,950	$10,061
	Shares outstanding	255	152,381	846
	Net asset value per share	$10.50	$12.53	$11.90

Class P2:	Net assets	$321,510	$277,306	$2,093,135
	Shares outstanding	30,820	22,271	181,595
	Net asset value per share	$10.43	$12.45	$11.53

* Refer to Note 5 for further information on unfunded commitments.

† Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	297

Financial statements (continued)

Statements of operations for the year ended December 31, 2023	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$ 95,291	$ 30,245	$ 295,616	$ 113,636	$ 54,024
Affiliated issuers	14,357	7,198	52,082	14,923	8,436
	109,648	37,443	347,698	128,559	62,460
Interest from unaffiliated issuers	412	20	1,471	35	8,977
European Union withholding tax reclaims	695	–	386	11,142	269
Interest from European Union withholding tax reclaims	144	–	17	649	–
Securities lending income (net of fees)	179	1,244	652	160	63

	111,078	38,707	350,224	140,545	71,769
Fees and expenses*:
Investment advisory services	34,394	19,616	109,748	33,259	18,755
Distribution services	10,078	5,182	48,375	9,193	3,822
Insurance administrative services	1,672	705	7,920	1,011	1,881
Transfer agent services	2	1	8	2	1
Administrative services	2,172	910	10,528	2,087	975
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	89	38	423	88	40
Registration statement and prospectus	30	11	153	33	16
Trustees’ compensation	29	13	141	27	13
Auditing and legal	95	104	116	108	126
Custodian	490	429	372	929	699
Other	5	44	19	6	47

Total fees and expenses before waivers/reimbursement	49,056	27,053	177,803	46,743	26,375
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	7,965	1,516	–	–	2,275
Miscellaneous fee reimbursement	–	–	–	–	–

Total waivers/reimbursement of fees and expenses	7,965	1,516	–	–	2,275

Total fees and expenses after waivers/reimbursement	41,091	25,537	177,803	46,743	24,100

Net investment income	69,987	13,170	172,421	93,802	47,669

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	229,370	110,287	1,076,133	(163,688)	20,228
Affiliated issuers	90	34	315	57	17
Options written	–	–	–	–	–
Futures contracts	–	–	–	–	461
Forward currency contracts	–	–	–	–	(182)
Swap contracts	–	–	–	–	92
Currency transactions	395	(209)	(771)	(2,626)	(6)
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	229,855	110,112	1,075,677	(166,257)	20,610
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,184,453	335,037	10,184,610	1,105,976	413,899
Affiliated issuers	(38)	4,113	(206)	(47)	(12)
Options written	–	–	–	–	–
Futures contracts	–	–	–	–	(114)
Forward currency contracts	–	–	–	–	(63)
Swap contracts	–	–	–	–	93
Currency translations	(669)	51	153	217	33

	1,183,746	339,201	10,184,557	1,106,146	413,836

Net realized gain (loss) and unrealized appreciation (depreciation)	1,413,601	449,313	11,260,234	939,889	434,446

Net increase (decrease) in net assets resulting from operations	$1,483,588	$462,483	$11,432,655	$1,033,691	$482,115

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

298	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$ 208,224	$ 39,884	$ 553,651	$ 9,317	$ 34,076
Affiliated issuers	18,395	3,253	99,540	658	6,109

	226,619	43,137	653,191	9,975	40,185
Interest from unaffiliated issuers	13	839	343	80	5,886
European Union withholding tax reclaims	–	212	266	397	–
Interest from European Union withholding tax reclaims	–	12	14	25	–
Securities lending income (net of fees)	485	51	537	24	115

	227,117	44,251	654,351	10,501	46,186
Fees and expenses*:
Investment advisory services	36,236	8,437	88,400	1,504	4,183
Distribution services	9,924	3,024	34,945	736	1,389
Insurance administrative services	3,057	531	4,588	344	1,379
Transfer agent services	2	– †	8	– †	– †
Administrative services	2,907	533	10,406	94	352
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	90	19	412	7	15
Registration statement and prospectus	103	8	154	2	9
Trustees’ compensation	39	7	138	1	4
Auditing and legal	64	85	119	81	78
Custodian	269	137	437	64	91
Other	5	3	18	– †	2

Total fees and expenses before waivers/reimbursement	52,696	12,784	139,625	2,833	7,502
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	13,564	1,954	–	31	1,640
Miscellaneous fee reimbursement	–	–	–	–	–

Total waivers/reimbursement of fees and expenses	13,564	1,954	–	31	1,640

Total fees and expenses after waivers/reimbursement	39,132	10,830	139,625	2,802	5,862

Net investment income	187,985	33,421	514,726	7,699	40,324

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	89,681	5,344	1,802,577	(111)	3,435
Affiliated issuers	18	(2)	244	2	(728)
Options written	–	–	–	–	–
Futures contracts	–	–	–	–	(4,166)
Forward currency contracts	–	–	–	2	–
Swap contracts	–	–	–	–	1,572
Currency transactions	10	(20)	(670)	97	129
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	89,709	5,322	1,802,151	(10)	242

Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,300,468	302,302	5,849,541	38,269	59,943
Affiliated issuers	(27)	(4)	(165)	(2)	1,922
Options written	–	–	–	–	–
Futures contracts	–	–	–	–	2,535
Forward currency contracts	–	–	–	(5)	–
Swap contracts	–	–	–	–	(1,039)
Currency translations	14	(118)	309	(64)	(14)

	1,300,455	302,180	5,849,685	38,198	63,347

Net realized gain (loss) and unrealized appreciation (depreciation)	1,390,164	307,502	7,651,836	38,188	63,589

Net increase (decrease) in net assets resulting from operations	$1,578,149	$340,923	$8,166,562	$45,887	$103,913

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	299

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust

Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$ 296,325	$ 6,464	$ –	$ 19	$ 1,073
Affiliated issuers	174,553	1,470	103,521	9,073	1,630

	470,878	7,934	103,521	9,092	2,703
Interest from unaffiliated issuers	220,351	3,983	355,169	46,607	59,401
European Union withholding tax reclaims	313	8	–	–	–
Interest from European Union withholding tax reclaims	18	– †	–	–	–
Securities lending income (net of fees)	407	13	–	–	–

	691,967	11,938	458,690	55,699	62,104
Fees and expenses*:
Investment advisory services	66,138	1,670	37,190	6,294	3,387
Distribution services	24,242	690	9,241	2,019	1,539
Insurance administrative services	13,816	303	2,730	136	227
Transfer agent services	6	– †	2	– †	– †
Administrative services	7,440	112	3,170	438	252
Accounting and administrative services	–	–	–	–	–
Reports to shareholders	278	8	128	20	14
Registration statement and prospectus	110	2	46	4	4
Trustees’ compensation	100	2	42	6	3
Auditing and legal	94	70	61	55	56
Custodian	236	106	126	241	25
Other	15	3	6	1	11

Total fees and expenses before waivers/reimbursement	112,475	2,966	52,742	9,214	5,518
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	–	37	20,074	–	1,174
Miscellaneous fee reimbursement	–	–	–	–	–

Total waivers/reimbursement of fees and expenses	–	37	20,074	–	1,174

Total fees and expenses after waivers/reimbursement	112,475	2,929	32,668	9,214	4,344

Net investment income	579,492	9,009	426,022	46,485	57,760

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	1,319,289	(5,022)	(381,455)	(73,895)	(32,546)
Affiliated issuers	(78,945)	(75)	145	6	8
Options written	–	–	–	–	–
Futures contracts	(72,113)	(107)	(169,252)	(3,487)	105
Forward currency contracts	–	(1,387)	1,833	(19,300)	–
Swap contracts	(5,784)	(1,041)	(5,695)	(8,570)	(813)
Currency transactions	591	(82)	(240)	(471)	(46)
Capital gain distributions received from affiliated issuers	–	–	–	–	–

	1,163,038	(7,714)	(554,664)	(105,717)	(33,292)

Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,452,482	45,246	596,287	128,248	72,998
Affiliated issuers	141,372	426	(165)	2,018	(9)
Options written	–	–	–	–	–
Futures contracts	8,342	720	65,223	9,889	97
Forward currency contracts	–	(218)	(4,543)	(720)	–
Swap contracts	2,859	938	(3,181)	10,132	174
Currency translations	371	14	(44)	(193)	57

	1,605,426	47,126	653,577	149,374	73,317

Net realized gain (loss) and unrealized appreciation (depreciation)	2,768,464	39,412	98,913	43,657	40,025

Net increase (decrease) in net assets resulting from operations	$3,347,956	$48,421	$ 524,935	$ 90,142	$ 97,785

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

300	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$ –	$ –	$ –	$ 899	$ 245
Affiliated issuers	–	–	–	4,157	2,036

	–	–	–	5,056	2,281
Interest from unaffiliated issuers	5,050	20,383	63,997	–	–
European Union withholding tax reclaims	–	–	–	–	–
Interest from European Union withholding tax reclaims	–	–	–	–	–
Securities lending income (net of fees)	–	–	–	–	–

	5,050	20,383	63,997	5,056	2,281
Fees and expenses*:
Investment advisory services	303	1,026	4,432	720	186
Distribution services	218	888	3,125	1,174	305
Insurance administrative services	112	167	472	1,200	309
Transfer agent services	– †	– †	– †	– †	– †
Administrative services	31	120	451	–	–
Accounting and administrative services	–	–	–	32	27
Reports to shareholders	6	9	21	–	–
Registration statement and prospectus	2	3	7	8	6
Trustees’ compensation	– †	2	6	2	– †
Auditing and legal	47	45	49	17	17
Custodian	19	1	37	51	46
Other	– †	– †	1	9	– †

Total fees and expenses before waivers/reimbursement	738	2,261	8,601	3,213	896
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	123	–	1,803	240	62
Miscellaneous fee reimbursement	–	–	–	–	59

Total waivers/reimbursement of fees and expenses	123	–	1,803	240	121

Total fees and expenses after waivers/reimbursement	615	2,261	6,798	2,973	775

Net investment income	4,435	18,122	57,199	2,083	1,506

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(2,757)	–	(48,985)	(3,861)	(1,109)
Affiliated issuers	–	–	–	(26,000)	(9,633)
Options written	–	–	19	–	–
Futures contracts	(1,723)	–	(42,489)	(23,442)	(6,868)
Forward currency contracts	–	–	–	–	–
Swap contracts	802	–	(4,725)	–	–
Currency transactions	–	–	–	342	56
Capital gain distributions received from affiliated issuers	–	–	–	22,902	–

	(3,678)	–	(96,180)	(30,059)	(17,554)

Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	2,715	(50)	53,554	(326)	40
Affiliated issuers	–	–	–	136,946	24,567
Options written	–	–	(343)	–	–
Futures contracts	1,075	–	21,994	(7,004)	(1,050)
Forward currency contracts	–	–	–	–	–
Swap contracts	(780)	–	6,257	–	–
Currency translations	–	–	–	–	–

	3,010	(50)	81,462	129,616	23,557

Net realized gain (loss) and unrealized appreciation (depreciation)	(668)	(50)	(14,718)	99,557	6,003

Net increase (decrease) in net assets resulting from operations	$ 3,767	$18,072	$ 42,481	$ 101,640	$ 7,509

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	301

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$ 670	$ 4,559	$ 4,694
Affiliated issuers	6,740	37,796	47,446

	7,410	42,355	52,140
Interest from unaffiliated issuers	–	–	–
European Union withholding tax reclaims	–	–	–
Interest from European Union withholding tax reclaims	–	–	–
Securities lending income (net of fees)	–	–	–

	7,410	42,355	52,140
Fees and expenses*:
Investment advisory services	476	3,185	3,163
Distribution services	786	673	5,253
Insurance administrative services	793	5,308	5,272
Transfer agent services	– †	– †	– †
Administrative services	–	–	–
Accounting and administrative services	29	50	47
Reports to shareholders	–	–	–
Registration statement and prospectus	7	20	24
Trustees’ compensation	1	9	9
Auditing and legal	17	19	20
Custodian	50	75	76
Other	– †	1	1

Total fees and expenses before waivers/reimbursement	2,159	9,340	13,865
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	159	1,062	1,054
Miscellaneous fee reimbursement	8	–	–

Total waivers/reimbursement of fees and expenses	167	1,062	1,054

Total fees and expenses after waivers/reimbursement	1,992	8,278	12,811

Net investment income	5,418	34,077	39,329

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(3,516)	(37,878)	(4,444)
Affiliated issuers	(12,811)	16,399	19,951
Options written	–	–	–
Futures contracts	(8,790)	(43,903)	(46,392)
Forward currency contracts	–	–	–
Swap contracts	–	–	–
Currency transactions	113	743	557
Capital gain distributions received from affiliated issuers	2,476	89,386	77,368

	(22,528)	24,747	47,040
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	(48)	(497)	693
Affiliated issuers	48,911	275,483	127,651
Options written	–	–	–
Futures contracts	(2,281)	(14,603)	(12,177)
Forward currency contracts	–	–	–
Swap contracts	–	–	–
Currency translations	–	–	–

	46,582	260,383	116,167
Net realized gain (loss) and unrealized appreciation (depreciation)	24,054	285,130	163,207

Net increase (decrease) in net assets resulting from operations	$29,472	$319,207	$202,536

*Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.

† Amount less than one thousand.

Refer to the notes to financial statements.

302	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$ 69,987	$ 63,824	$ 13,170	$ 1,656	$ 172,421	$ 165,240
Net realized gain (loss)	229,855	553,121	110,112	25,952	1,075,677	1,854,075
Net unrealized appreciation (depreciation)	1,183,746	(2,976,944)	339,201	(1,292,504)	10,184,557	(15,238,596)

Net increase (decrease) in net assets resulting from operations	1,483,588	(2,359,999)	462,483	(1,264,896)	11,432,655	(13,219,281)

Distributions paid to shareholders	(620,422)	(892,563)	(48,426)	(1,091,116)	(2,137,413)	(5,140,514)

Net capital share transactions	(108,638)	597,636	(172,404)	721,994	(892,780)	3,850,397

Total increase (decrease) in net assets	754,528	(2,654,926)	241,653	(1,634,018)	8,402,462	(14,509,398)

Net assets:
Beginning of year	6,935,654	9,590,580	2,942,903	4,576,921	30,896,348	45,405,746

End of year	$7,690,182	$ 6,935,654	$3,184,556	$ 2,942,903	$ 39,298,810	$ 30,896,348

	International Fund		New World Fund		Washington Mutual Investors Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$ 93,802	$ 132,306	$ 47,669	$ 44,512	$ 187,985	$ 197,559
Net realized gain (loss)	(166,257)	(377,954)	20,610	(3,390)	89,709	73,811
Net unrealized appreciation (depreciation)	1,106,146	(1,582,846)	413,836	(970,379)	1,300,455	(1,207,065)

Net increase (decrease) in net assets resulting from operations	1,033,691	(1,828,494)	482,115	(929,257)	1,578,149	(935,695)

Distributions paid to shareholders	(97,498)	(1,146,487)	(49,443)	(357,382)	(280,747)	(2,416,808)

Net capital share transactions	(476,762)	265,209	(138,169)	(77,021)	(454,761)	1,331,066

Total increase (decrease) in net assets	459,431	(2,709,772)	294,503	(1,363,660)	842,641	(2,021,437)

Net assets:
Beginning of year	6,719,581	9,429,353	3,083,784	4,447,444	9,443,700	11,465,137

End of year	$7,179,012	$ 6,719,581	$3,378,287	$ 3,083,784	$10,286,341	$ 9,443,700

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	303

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$ 33,421	$ 40,174	$ 514,726	$ 505,414	$ 7,699	$ 9,759
Net realized gain (loss)	5,322	(82,728)	1,802,151	1,820,825	(10)	(25,298)
Net unrealized appreciation (depreciation)	302,180	(336,781)	5,849,685	(9,143,503)	38,198	(40,719)

Net increase (decrease) in net assets resulting from operations	340,923	(379,335)	8,166,562	(6,817,264)	45,887	(56,258)

Distributions paid to shareholders	(33,998)	(454,298)	(2,341,589)	(3,956,410)	(7,633)	(154,047)

Net capital share transactions	(170,988)	175,376	(1,355,964)	804,156	(10,671)	132,760

Total increase (decrease) in net assets	135,937	(658,257)	4,469,009	(9,969,518)	27,583	(77,545)

Net assets:
Beginning of year	1,725,398	2,383,655	32,982,967	42,952,485	300,997	378,542

End of year	$1,861,335	$1,725,398	$37,451,976	$32,982,967	$328,580	$300,997

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$ 40,324	$ 34,471	$ 579,492	$ 529,656	$ 9,009	$ 6,810
Net realized gain (loss)	242	(7,752)	1,163,038	911,950	(7,714)	40,249
Net unrealized appreciation (depreciation)	63,347	(109,594)	1,605,426	(5,491,758)	47,126	(113,780)

Net increase (decrease) in net assets resulting from operations	103,913	(82,875)	3,347,956	(4,050,152)	48,421	(66,721)

Distributions paid to shareholders	(34,911)	(31,988)	(1,526,238)	(3,253,724)	(50,940)	(2,232)

Net capital share transactions	43,201	109,402	(936,962)	1,398,530	23,523	(30,663)

Total increase (decrease) in net assets	112,203	(5,461)	884,756	(5,905,346)	21,004	(99,616)

Net assets:
Beginning of year	1,139,066	1,144,527	24,800,574	30,705,920	367,760	467,376

End of year	$1,251,269	$1,139,066	$25,685,330	$24,800,574	$388,764	$367,760

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

304	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$ 426,022	$ 331,906	$ 46,485	$ 37,525	$ 57,760	$ 51,837
Net realized gain (loss)	(554,664)	(826,910)	(105,717)	(191,130)	(33,292)	(26,443)
Net unrealized appreciation (depreciation)	653,577	(1,048,389)	149,374	(188,581)	73,317	(118,693)

Net increase (decrease) in net assets resulting from operations	524,935	(1,543,393)	90,142	(342,186)	97,785	(93,299)

Distributions paid to shareholders	(382,616)	(462,954)	–	(30,830)	(58,266)	(67,772)

Net capital share transactions	644,513	(959,150)	(31,695)	(230,098)	2,772	(59,810)

Total increase (decrease) in net assets	786,832	(2,965,497)	58,447	(603,114)	42,291	(220,881)

Net assets:
Beginning of year	10,221,082	13,186,579	1,481,894	2,085,008	831,554	1,052,435

End of year	$11,007,914	$10,221,082	$1,540,341	$1,481,894	$873,845	$ 831,554

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$ 4,435	$ 1,712	$ 18,122	$ 4,946	$ 57,199	$ 45,209
Net realized gain (loss)	(3,678)	(8,753)	– *	– *	(96,180)	(136,848)
Net unrealized appreciation (depreciation)	3,010	(5,029)	(50)	(59)	81,462	(110,189)

Net increase (decrease) in net assets resulting from operations	3,767	(12,070)	18,072	4,887	42,481	(201,828)

Distributions paid to shareholders	(3,960)	(1,793)	(17,531)	(2,237)	(55,687)	(60,476)

Net capital share transactions	18,941	(231,492)	(60,048)	96,950	36,513	(402,273)

Total increase (decrease) in net assets	18,748	(245,355)	(59,507)	99,600	23,307	(664,577)

Net assets:
Beginning of year	89,043	334,398	432,261	332,661	1,500,722	2,165,299

End of year	$107,791	$ 89,043	$372,754	$432,261	$1,524,029	$1,500,722

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	305

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund

	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$ 2,083	$ 1,038	$ 1,506	$ 1,885	$ 5,418	$ 5,383
Net realized gain (loss)	(30,059)	31,786	(17,554)	9,474	(22,528)	86,734
Net unrealized appreciation (depreciation)	129,616	(181,950)	23,557	(36,471)	46,582	(125,509)

Net increase (decrease) in net assets resulting from operations	101,640	(149,126)	7,509	(25,112)	29,472	(33,392)

Distributions paid to shareholders	(111,683)	(90,246)	(10,852)	(4,275)	(47,987)	(14,671)

Net capital share transactions	63,436	97,021	1,591	(6,014)	19,234	(1,502)

Total increase (decrease) in net assets	53,393	(142,351)	(1,752)	(35,401)	719	(49,565)

Net assets:
Beginning of year	454,242	596,593	125,934	161,335	323,472	373,037

End of year	$ 507,635	$ 454,242	$124,182	$125,934	$324,191	$ 323,472

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund

	Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$ 34,077	$ 29,534	$ 39,329	$ 33,407
Net realized gain (loss)	24,747	246,288	47,040	232,971
Net unrealized appreciation (depreciation)	260,383	(718,267)	116,167	(652,457)

Net increase (decrease) in net assets resulting from operations	319,207	(442,445)	202,536	(386,079)

Distributions paid to shareholders	(297,374)	(99,803)	(287,115)	(138,964)

Net capital share transactions	63,979	(23,880)	(1,697)	(104,505)

Total increase (decrease) in net assets	85,812	(566,128)	(86,276)	(629,548)

Net assets:
Beginning of year	2,101,444	2,667,572	2,189,472	2,819,020

End of year	$2,187,256	$2,101,444	$2,103,196	$2,189,472

*Amount less than one thousand.

Refer to the notes to financial statements.

306	American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 40 different funds (“the funds”), including 23 funds in the series covered in this report. The other 17 funds in the series are covered in separate reports. Twelve funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments – primarily exchange-traded options and futures contracts – to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund – To provide long-term growth of capital.

Global Small Capitalization Fund – To provide long-term growth of capital.

Growth Fund – To provide growth of capital.

International Fund – To provide long-term growth of capital.

New World Fund – To provide long-term capital appreciation.

Washington Mutual Investors Fund – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund – To provide long-term growth of capital while providing current income.

Growth-Income Fund – To achieve long-term growth of capital and income.

International Growth and Income Fund – To provide long-term growth of capital while providing current income.

Capital Income Builder – The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund – Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America – To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund – To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust – The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Insurance Series	307

American Funds Mortgage Fund – To provide current income and preservation of capital.

Ultra-Short Bond Fund – To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund– To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund – To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund – To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund – To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund – To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund – To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash – Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income – Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses – The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

308	American Funds Insurance Series

Class allocations – Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders – Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs – The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

American Funds Insurance Series	309

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications – The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of December 31, 2023 (dollars in thousands):

310	American Funds Insurance Series

Global Growth Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$1,419,560	$ 716,633	$–		$2,136,193
Health care	677,242	553,206	–		1,230,448
Consumer discretionary	692,051	451,489	–		1,143,540
Financials	395,032	461,732	–	*	856,764
Industrials	190,481	426,357	–		616,838
Consumer staples	246,873	133,308	–		380,181
Communication services	259,923	79,590	–		339,513
Materials	220,874	106,904	–		327,778
Energy	180,544	74,490	–	*	255,034
Utilities	15,330	–	–		15,330
Real estate	4,940	–	–		4,940
Preferred securities	–	103,626	–		103,626
Short-term securities	295,088	–	–		295,088

Total	$4,597,938	$3,107,335	$–	*	$7,705,273

* Amount less than one thousand.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Industrials	$ 202,893	$ 480,073	$ –		$ 682,966
Consumer discretionary	396,692	155,297	–		551,989
Information technology	304,784	200,995	991		506,770
Health care	330,649	161,010	–		491,659
Financials	109,152	211,218	–		320,370
Materials	45,145	113,681	–		158,826
Communication services	52,354	60,173	–		112,527
Real estate	42,927	68,801	–		111,728
Energy	32,978	23,384	–		56,362
Utilities	14,810	29,350	–		44,160
Consumer staples	17,479	13,221	–		30,700
Preferred securities	–	–	22,521		22,521
Rights & warrants	–	3,878	–		3,878
Short-term securities	120,135	–	–		120,135

Total	$1,669,998	$1,521,081	$23,512		$3,214,591

American Funds Insurance Series	311

Growth Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$ 7,847,400	$ 390,278	$ 4,303		$ 8,241,981
Communication services	7,074,099	–	–		7,074,099
Consumer discretionary	5,416,269	494,678	–		5,910,947
Health care	5,289,688	227,851	31,351		5,548,890
Industrials	4,144,154	290,562	2,674		4,437,390
Financials	2,931,955	47,675	–		2,979,630
Energy	1,638,573	–	–		1,638,573
Consumer staples	1,460,783	12,548	2,901		1,476,232
Materials	889,323	31,646	–		920,969
Utilities	266,939	–	–		266,939
Real estate	160,301	–	–		160,301
Preferred securities	–	–	114,310		114,310
Rights & warrants	–	–	–	*	–	*
Bonds, notes & other debt instruments	–	5,508	–		5,508
Short-term securities	607,976	–	–		607,976

Total	$37,727,460	$1,500,746	$155,539		$39,383,745

* Amount less than one thousand.

International Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Industrials	$ 26,764	$1,227,008	$ –		$1,253,772
Information technology	423,363	605,671	5,140		1,034,174
Health care	19,298	843,587	–		862,885
Materials	211,640	633,237	–		844,877
Consumer discretionary	174,706	639,232	–		813,938
Financials	115,668	696,800	–		812,468
Energy	215,588	339,488	–		555,076
Communication services	–	340,975	–		340,975
Consumer staples	–	322,178	–		322,178
Utilities	–	89,318	–		89,318
Real estate	–	39,777	–		39,777
Preferred securities	–	44,635	470		45,105
Rights & warrants	–	–	–	*	–	*
Short-term securities	202,103	–	–		202,103

Total	$1,389,130	$5,821,906	$5,610		$7,216,646

 * Amount less than one thousand.

312	American Funds Insurance Series

New World Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Financials	$ 99,031	$ 418,226	$ –	*	$ 517,257
Information technology	268,018	237,621	411		506,050
Industrials	109,530	321,304	–		430,834
Health care	152,605	247,392	–		399,997
Consumer discretionary	113,807	239,969	–		353,776
Materials	113,091	120,585	–	*	233,676
Communication services	90,913	132,924	1,985		225,822
Consumer staples	58,232	164,992	–	*	223,224
Energy	42,137	62,981	–	*	105,118
Real estate	18,133	48,519	–		66,652
Utilities	11,924	28,167	–		40,091
Preferred securities	3,123	12,433	6,905		22,461
Rights & warrants	–	1,838	–		1,838
Convertible bonds & notes	–	195	–		195
Bonds, notes & other debt instruments	–	133,350	–		133,350
Short-term securities	136,445	–	–		136,445

Total	$1,216,989	$2,170,496	$9,301		$3,396,786

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$ 244	$ –	$–		$ 244
Unrealized appreciation on open forward currency contracts	–	100	–		100
Unrealized appreciation on bilateral interest rate swaps	–	95	–		95
Liabilities:
Unrealized depreciation on futures contracts	(265)	–	–		(265)
Unrealized depreciation on open forward currency contracts	–	(213)	–		(213)
Unrealized depreciation on centrally cleared interest rate swaps	–	–	–		–
Unrealized depreciation on bilateral interest rate swaps	–	–	–		–

Total	$ (21)	$ (18)	$–		$ (39)

 * Amount less than one thousand.

 † Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2023, all of the fund’s investment securities were classified as Level 1.

American Funds Insurance Series	313

CapitalWorld Growth and Income Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$ 261,166	$118,220	$ –		$ 379,386
Health care	189,214	84,072	–		273,286
Industrials	110,918	154,342	–		265,260
Financials	79,038	109,523	–	*	188,561
Consumer discretionary	99,626	77,085	–		176,711
Consumer staples	63,152	66,044	–		129,196
Materials	43,108	82,579	–		125,687
Communication services	62,943	38,583	–		101,526
Energy	76,856	22,891	–	*	99,747
Utilities	25,826	17,317	–		43,143
Real estate	4,930	2,268	–		7,198
Preferred securities	16	861	–		877
Convertible bonds & notes	–	1,731	–		1,731
Bonds, notes & other debt instruments	–	3,989	–		3,989
Short-term securities	51,376	16,456	–		67,832

Total	$1,068,169	$795,961	$–	*	$1,864,130

*Amount less than one thousand.
Growth-Income Fund
	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$7,952,167	$499,308	$–		$8,451,475
Industrials	5,399,143	480,725	–		5,879,868
Health care	4,440,836	321,365	–		4,762,201
Financials	4,251,335	148,669	–		4,400,004
Communication services	3,335,977	–	–		3,335,977
Consumer discretionary	2,893,219	358,159	–		3,251,378
Consumer staples	1,622,254	366,801	–		1,989,055
Energy	1,259,751	–	–		1,259,751
Utilities	1,121,619	92,095	–		1,213,714
Materials	1,029,759	34,885	–		1,064,644
Real estate	374,474	–	–		374,474
Convertible stocks	23,528	–	–		23,528
Bonds, notes & other debt instruments	–	5,671	–		5,671
Short-term securities	1,534,598	–	–		1,534,598

Total	$35,238,660	$2,307,678	$–		$37,546,338

314	American Funds Insurance Series

International Growth and Income Fund

	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Financials	$ 3,728	$ 58,079	$–	*	$ 61,807
Industrials	5,793	40,513	–		46,306
Information technology	3,791	39,684	–		43,475
Consumer discretionary	3,302	29,633	–		32,935
Consumer staples	6,761	23,449	–		30,210
Health care	1,561	27,428	–		28,989
Communication services	2,190	18,917	–		21,107
Energy	6,302	12,381	–	*	18,683
Materials	7,353	10,788	–	*	18,141
Utilities	1,109	6,909	–		8,018
Real estate	1,795	4,562	–		6,357
Preferred securities	–	607	–		607
Bonds, notes & other debt instruments	–	1,075	–		1,075
Short-term securities	12,095	–	–		12,095

Total	$55,780	$274,025	$–	*	$329,805

*Amount less than one thousand.
Capital Income Builder
	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Financials	$ 93,718	$ 72,657	$ –	*	$ 166,375
Health care	91,451	31,918	–		123,369
Information technology	93,893	23,107	–		117,000
Consumer staples	59,646	54,867	–		114,513
Industrials	58,513	45,922	–		104,435
Energy	54,906	22,411	–	*	77,317
Utilities	38,726	35,571	–		74,297
Real estate	49,660	10,684	–		60,344
Consumer discretionary	24,194	22,137	–		46,331
Communication services	18,060	21,250	–		39,310
Materials	16,710	15,476	–		32,186
Preferred securities	–	252	–		252
Convertible stocks	2,383	–	–		2,383
Bonds, notes & other debt instruments:
Mortgage-backed obligations	–	103,612	93		103,705
U.S. Treasury bonds & notes	–	71,494	–		71,494
Corporate bonds, notes & loans	–	23,053	–		23,053
Asset-backed obligations	–	9,837	–		9,837
Bonds & notes of governments & government agencies outside the U.S.	–	762	–		762
Municipals	–	236	–		236
Investment funds	34,970	–	–		34,970
Short-term securities	107,974	–	–		107,974

Total	$744,804	$565,246	$93		$1,310,143

Refer to the end of the tables for footnotes.

American Funds Insurance Series	315

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$2,456	$ –	$–		$2,456
Unrealized appreciation on centrally cleared interest rate swaps	–	231	–		231
Unrealized appreciation on centrally cleared credit default swaps	–	380	–		380
Liabilities:
Unrealized depreciation on centrally cleared interest rate swaps	–	(177)	–		(177)

Total	$2,456	$ 434	$–		$2,890

*Amount less than one thousand. †Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.
Asset Allocation Fund
	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Common stocks:
Information technology	$3,515,544	$–	$–		$3,515,544
Health care	2,397,867	158,242	19,334		2,575,443
Financials	2,089,525	62,212	–	*	2,151,737
Industrials	1,678,103	138,019	–		1,816,122
Consumer discretionary	1,551,941	253,193	1,572		1,806,706
Communication services	1,423,988	–	–		1,423,988
Consumer staples	973,600	91,237	–		1,064,837
Materials	1,005,995	–	2,890		1,008,885
Energy	874,319	–	1,554		875,873
Real estate	155,278	–	–		155,278
Utilities	30,873	–	–		30,873
Preferred securities	–	–	697		697
Rights & warrants	–	–	–	*	– *
Convertible stocks	–	–	43,608		43,608
Convertible bonds & notes	–	2,140	–		2,140
Bonds, notes & other debt instruments:
Mortgage-backed obligations	–	2,369,309	–		2,369,309
U.S. Treasury bonds & notes	–	1,992,422	–		1,992,422
Corporate bonds, notes & loans	–	1,694,239	3,204		1,697,443
Asset-backed obligations	–	526,187	5,930		532,117
Bonds & notes of governments & government agencies outside the U.S.	–	41,792	–		41,792
Municipals	–	36,842	–		36,842
Investment funds	1,406,015	–	–		1,406,015
Short-term securities	2,418,376	–	–		2,418,376

Total	$19,521,424	$7,365,834	$78,789		$26,966,047

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on futures contracts	$37,187	$ –	$–		$ 37,187
Unrealized appreciation on centrally cleared interest rate swaps	–	1,160	–		1,160
Unrealized appreciation on centrally cleared credit default swaps	–	96	–		96
Liabilities:
Unrealized depreciation on futures contracts	(30,011)	–	–		(30,011)
Unrealized depreciation on centrally cleared interest rate swaps	–	(20)	–		(20)

Total	$ 7,176	$1,236	$–		$ 8,412

*Amount less than one thousand.

†Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

316	American Funds Insurance Series

American Funds Global Balanced Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$39,511	$5,432	$–	$44,943
Health care	21,748	14,115	–	35,863
Industrials	21,116	11,530	–	32,646
Financials	8,193	22,527	–	30,720
Consumer staples	4,213	17,618	–	21,831
Materials	11,573	6,194	–	17,767
Energy	10,137	4,247	–	14,384
Communication services	12,176	1,315	–	13,491
Consumer discretionary	6,977	5,582	–	12,559
Utilities	6,407	4,230	–	10,637
Real estate	1,476	3,293	–	4,769
Preferred securities	50	372	–	422
Convertible stocks	1,041	–	–	1,041
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	–	57,321	–	57,321
Mortgage-backed obligations	–	21,280	–	21,280
U.S. Treasury bonds & notes	–	21,269	–	21,269
Corporate bonds, notes & loans	–	19,451	–	19,451
Asset-backed obligations	–	937	–	937
Federal agency bonds & notes	–	265	–	265
Municipals	–	136	–	136
Investment funds	8,341	–	–	8,341
Short-term securities	13,936	20,414	–	34,350

Total	$166,895	$237,528	$–	$404,423

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 546	$ –	$–	$ 546
Unrealized appreciation on open forward currency contracts	–	672	–	672
Unrealized appreciation on centrally cleared interest rate swaps	–	241	–	241
Unrealized appreciation on centrally cleared credit default swaps	–	11	–	11
Liabilities:
Unrealized depreciation on futures contracts	(199)	–	–	(199)
Unrealized depreciation on open forward currency contracts	–	(354)	–	(354)
Unrealized depreciation on centrally cleared interest rate swaps	–	(322)	–	(322)
Unrealized depreciation on centrally cleared credit default swaps	–	(1)	–	(1)

Total	$ 347	$ 247	$–	$ 594

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	317

The Bond Fund of America

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$4,446,229	$1,561	$4,447,790
Corporate bonds, notes & loans	–	3,489,598	–	3,489,598
U.S. Treasury bonds & notes	–	1,822,067	–	1,822,067
Asset-backed obligations	–	542,646	9,749	552,395
Municipals	–	156,667	–	156,667
Bonds & notes of governments & government agencies outside the U.S.	–	105,447	–	105,447
Federal agency bonds & notes	–	11,385	–	11,385
Common stocks	–	15	–	15
Short-term securities	2,168,331	–	–	2,168,331

Total	$2,168,331	$10,574,054	$11,310	$12,753,695

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$109,286	$ –	$–	$109,286
Unrealized appreciation on open forward currency contracts	–	35	–	35
Unrealized appreciation on centrally cleared interest rate swaps	–	2,718	–	2,718
Liabilities:
Unrealized depreciation on futures contracts	(51,016)	–	–	(51,016)
Unrealized depreciation on open forward currency contracts	–	(931)	–	(931)
Unrealized depreciation on centrally cleared interest rate swaps	–	(2,363)	–	(2,363)
Unrealized depreciation on centrally cleared credit default swaps	–	(1,469)	–	(1,469)

Total	$ 58,270	$(2,010)	$–	$ 56,260

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

318	American Funds Insurance Series

CapitalWorld Bond Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Euros	$–	$339,133	$–	$339,133
Japanese yen	–	100,706	–	100,706
British pounds	–	71,115	–	71,115
Chinese yuan renminbi	–	58,184	–	58,184
Brazilian reais	–	41,843	–	41,843
Mexican pesos	–	36,400	–	36,400
Canadian dollars	–	33,369	–	33,369
South Korean won	–	29,760	–	29,760
Australian dollars	–	27,993	–	27,993
Indonesian rupiah	–	22,928	–	22,928
South African rand	–	9,087	–	9,087
Danish kroner	–	6,608	–	6,608
New Zealand dollars	–	6,559	–	6,559
Malaysian ringgits	–	2,207	–	2,207
Chilean pesos	–	2,001	–	2,001
Colombian pesos	–	1,609	–	1,609
Indian rupees	–	1,116	–	1,116
Polish zloty	–	1,112	–	1,112
Romanian leu	–	1,094	–	1,094
Norwegian kroner	–	598	–	598
Ukrainian hryvnia	–	125	–	125
U.S. dollars	–	629,673	200	629,873
Convertible bonds & notes	–	1,173	–	1,173
Preferred securities	–	–	74	74
Common stocks	258	–	469	727
Investment funds	52,692	–	–	52,692
Short-term securities	177,300	23,247	–	200,547

Total	$230,250	$1,447,640	$743	$1,678,633

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$8,176	$–	$–	$8,176
Unrealized appreciation on open forward currency contracts	–	9,188	–	9,188
Unrealized appreciation on centrally cleared interest rate swaps	–	2,958	–	2,958
Unrealized appreciation on bilateral interest rate swaps	–	278	–	278
Unrealized appreciation on centrally cleared credit default swaps	–	518	–	518
Liabilities:
Unrealized depreciation on futures contracts	(2,274)	–	–	(2,274)
Unrealized depreciation on open forward currency contracts	–	(5,355)	–	(5,355)
Unrealized depreciation on centrally cleared interest rate swaps	–	(4,121)	–	(4,121)

Total	$5,902	$3,466	$–	$9,368

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	319

American High-Income Trust

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$ –	$768,810	$ 4,283	$773,093
U.S. Treasury bonds & notes	–	2,706	–	2,706
Mortgage-backed obligations	–	–	661	661
Bonds & notes of governments & government agencies outside the U.S.	–	290	–	290
Convertible bonds & notes	–	495	–	495
Common stocks	20,584	1,471	30,523	52,578
Preferred securities	–	1,363	1,582	2,945
Rights & warrants	–	217	–	217
Short-term securities	27,114	–	–	27,114

Total	$47,698	$775,352	$37,049	$860,099

	Other investments[1]

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$114	$ –	$–	$114
Unrealized appreciation on centrally cleared credit default swaps	–	20	–	20
Liabilities:
Unrealized depreciation on futures contracts	(105)	–	–	(105)

Total	$ 9	$20	$–	$ 29

1Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2023 (dollars in thousands):

	Beginning value at 1/1/2023	Transfers into Level 3	[2]	Purchases	Sales	Net realized loss	[3]	Unrealized appreciation	[3]	Transfers out of Level 3	[2]	Ending value at 12/31/2023

Investment securities	$34,480	$457		$13,803	$(5,838)	$(7,424)		$6,257		$(4,686)		$37,049

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2023												$ (2,129)

[2]

Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

320	American Funds Insurance Series

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2023	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†

Bonds, notes & other debt instruments	$4,944	Estimated	Expected proceeds	Not applicable	Not applicable	Not applicable
		recovery value	Discount for uncertainty	5%	5%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
			Net adjustment (decrease) based on movement of market comparables	5%	5%	Decrease
		Expected proceeds	Expected proceeds	Not applicable	Not applicable	Not applicable
		Yield Analysis	Yield	10.1%	10.1%	Decrease

Common stocks	30,523	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	20%	20%	Decrease
			Vendor price	Not applicable	Not applicable	Not applicable
		Market comparable companies	EV/EBITDA multiple	5.7x - 8.0x	6.8x	Increase
			Discount to EV/EBITDA multiple	11%	11%	Decrease
			EV/EBITDA less CapEx multiple	10.5x	10.5x	Increase
			Price/Book Value multiple	0.6x	0.6x	Increase
			DLOM	13% - 17%	15%	Decrease

		Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable

Preferred securities	1,582	Market comparable companies	EV/EBITDA multiple	4.0x	4.0x	Increase
			DLOM	15%	15%	Decrease

Total	$37,049

*	Weighted average is by relative fair value.
†

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Mortgage Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$–	$98,703	$–	$98,703
U.S. Treasury bonds & notes	–	2,037	–	2,037
Asset-backed obligations	–	1,583	–	1,583
Short-term securities	–	23,333	–	23,333

Total	$–	$125,656	$–	$125,656

American Funds Insurance Series	321

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$1,564	$ –	$–	$1,564
Unrealized appreciation on centrally cleared interest rate swaps	–	12	–	12
Liabilities:
Unrealized depreciation on futures contracts	(564)	–	–	(564)
Unrealized depreciation on centrally cleared interest rate swaps	–	(2)	–	(2)

Total	$1,000	$10	$–	$1,010

*Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund
As of December 31, 2023, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$ –	$ 979,319	$–	$ 979,319
U.S. Treasury bonds & notes	–	401,532	–	401,532
Federal agency bonds & notes	–	77,297	–	77,297
Short-term securities	–	247,092	–	247,092
Options purchased on futures (equity style)	577	–	–	577

Total	$577	$1,705,240	$–	$1,705,817

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$28,108	$ –	$–	$28,108
Unrealized appreciation on centrally cleared interest rate swaps	–	18,404	–	18,404
Liabilities:
Value of options written	(824)	–	–	(824)
Unrealized depreciation on futures contracts	(9,290)	–	–	(9,290)
Unrealized depreciation on centrally cleared interest rate swaps	–	(3,351)	–	(3,351)

Total	$17,994	$15,053	$–	$33,047

*Options written, futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund
As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets
Growth funds	$105,419	$ –	$–	$105,419
Fixed income funds	12,408	–	–	12,408
Short-term securities	6,067	–	–	6,067
Options purchased (equity style)	299	25	–	324

Total	$124,193	$25	$–	$124,218

322	American Funds Insurance Series

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$ 26	$–	$–	$ 26
Liabilities:
Unrealized depreciation on futures contracts	(65)	–	–	(65)
Total	$(39)	$–	$–	$(39)

*Futures contracts are not included in the fund’s investment portfolio.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks – The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks – The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks – Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

American Funds Insurance Series	323

Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

324	American Funds Insurance Series

Investing in debt instruments – The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage-or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency – The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans or receivables and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

American Funds Insurance Series	325

Investing in future delivery contracts – A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds – The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government – Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements – Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk – The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support – Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation – A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk – Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally,

326	American Funds Insurance Series

the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management – The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure – The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management – The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks – Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts – In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging – There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

American Funds Insurance Series	327

Short positions – The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk – As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

5. Certain investment techniques

Securities lending – Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received

Funds	Value of investment securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Growth Fund	$ 19,320	$ –	$21,524	$ –
Global Small Capitalization Fund	30,423	8,535	23,751	7,682
Growth Fund	21,365	21,892	–	19,703
International Fund	82	86	–	77
New World Fund	1,705	1,117	656	1,005
Washington Mutual Investors Fund	10,510	10,881	–	9,793
Capital World Growth and Income Fund	7,091	7,147	501	6,432
Growth-Income Fund	110,228	115,333	–	103,800
International Growth and Income Fund	2,296	2,250	225	2,025
Capital Income Builder	17,090	17,994	–	16,195
Asset Allocation Fund	24,156	25,242	–	22,718
American Funds Global Balanced Fund	1,039	1,069	–	962

328	American Funds Insurance Series

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds – Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls – Some of the funds have entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the financial highlights tables.

Loan transactions – Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities – The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments – Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2023, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $1,303,000, $31,000 and $1,032,000, respectively, which would represent less than 0.01% for Asset Allocation Fund and Capital World Bond Fund and 0.12% for American High-Income Trust, respectively, of the net assets of each fund should such commitments become due. Unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $3,000, less than $1,000 and $4,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Unrealized depreciation is included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers in each fund’s statement of operations.

Option contracts – Some of the funds have entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument or index underlying the option) at a specified exercise price. The writer of an option has the obligation, upon exercise of the option, to cash settle or deliver the underlying instrument or index upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying instrument or index and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the instrument underlying the option (or to deliver the cash value of the instrument or index underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument (or the cash value of the index underlying the option) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying instrument or index with risk limited to the cost of the option if the price of the underlying instrument or index falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying instrument or index does not rise sufficiently to offset the cost of the option.

American Funds Insurance Series	329

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying instrument or index if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in each fund’s statement of assets and liabilities. For futures style options, on a daily basis for both purchased and written options, the fund pays or receives variation margin based on the premium paid and the daily fluctuation in market value, and records variation margin in the statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. For purchased options, the net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments in unaffiliated issuers in each fund’s statement of operations, and from futures style options are recorded in options purchased (futures style) in each fund’s statement of operations. For written options, the net realized gains or losses and net unrealized appreciation or depreciation are recorded in options written in each fund’s statement of operations.

Option contracts can take different forms. Some of the funds have entered into the following types of options contracts:

Options on equity indexes – As part of their managed risk strategy, the managed risk funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities.

Options on futures – One of the funds has entered into options on future contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the purchaser of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date.

Futures contracts – Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts – Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

330	American Funds Insurance Series

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts – Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps – Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

Credit default swap indices – Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

American Funds Insurance Series	331

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options on futures	Options on equity indexes	Futures contracts	Forward currency contracts	Interest rate swaps	Credit default swaps
New World Fund	Not applicable	Not applicable	$28,095	$ 15,017	$ 4,663	2,230[1]
Capital Income Builder	Not applicable	Not applicable	108,346	Not applicable	46,969	6,193
Asset Allocation Fund	Not applicable	Not applicable	3,357,201	Not applicable	396,718	28,501
Global Balanced Fund	Not applicable	Not applicable	40,168	36,810	30,526	1,936
The Bond Fund of America	Not applicable	Not applicable	6,797,857	94,777	797,750	126,431
Capital World Bond Fund	Not applicable	Not applicable	597,982	530,575	315,943	68,094
American High-Income Trust	Not applicable	Not applicable	10,724	Not applicable	Not applicable	11,361
American Funds Mortgage Fund	Not applicable	Not applicable	76,325	Not applicable	6,633	Not applicable
U.S. Government Securities Fund	$140,800	Not applicable	2,329,186	Not applicable	761,456	Not applicable
Managed Risk Growth Fund	Not applicable	382,855	81,657	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	Not applicable	81,835	8,782	Not applicable	Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	Not applicable	314,374	16,284	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	Not applicable	3,388,886	163,141	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	333,293	115,565	Not applicable	Not applicable	Not applicable

1No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2023 (dollars in thousands):

New World Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[2]	$244	Unrealized depreciation[2]	$265

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	100	Unrealized depreciation on open forward currency contracts	213

Forward currency	Currency	Receivables for closed forward currency contracts	18	Payables for closed forward currency contracts	114

Swap (bilateral)	Interest	Bilateral swaps, at value	95	Bilateral swaps, at value	–

			$457		$592

Refer to the end of the tables for footnotes.

332	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$ 461	Net unrealized depreciation on futures contracts	$(114)

Forward currency	Currency	Net realized loss on forward currency contracts	(182)	Net unrealized depreciation on forward currency contracts	(63)

Swap	Interest	Net realized gain on swap contracts	95	Net unrealized appreciation on swap contracts	95

Swap	Credit	Net realized loss on swap contracts	(3)	Net unrealized depreciation on swap contracts	(2)
			$ 371		$ (84)

International Growth and Income Fund

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized gain on forward currency contracts	$2	Net unrealized depreciation on forward currency contracts	$(5)

Capital Income Builder

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[2]	$2,456	Unrealized depreciation[2]	$ –

Swap (centrally cleared)	Interest	Unrealized appreciation[2]	231	Unrealized depreciation[2]	177

Swap (centrally cleared)	Credit	Unrealized appreciation[2]	380	Unrealized depreciation[2]	–
			$3,067		$177

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(4,166)	Net unrealized appreciation on futures contracts	$ 2,535

Swap	Interest	Net realized gain on swap contracts	1,408	Net unrealized depreciation on swap contracts	(1,466)

Swap	Credit	Net realized gain on swap contracts	164	Net unrealized appreciation on swap contracts	427
			$(2,594)		$ 1,496

Refer to the end of the tables for footnotes.

American Funds Insurance Series	333

Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[2]	$37,187	Unrealized depreciation[2]	$30,011

Swap (centrally cleared)	Interest	Unrealized appreciation[2]	1,160	Unrealized depreciation[2]	20

Swap (centrally cleared)	Credit	Unrealized appreciation[2]	96	Unrealized depreciation[2]	–
			$38,443		$30,031

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(72,113)	Net unrealized appreciation on futures contracts	$ 8,342

Swap	Interest	Net realized loss on swap contracts	(3,172)	Net unrealized appreciation on swap contracts	1,140

Swap	Credit	Net realized loss on swap contracts	(2,612)	Net unrealized appreciation on swap contracts	1,719
			$(77,897)		$11,201

American Funds Global Balanced Fund
		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[2]	$ 546	Unrealized depreciation[2]	$ 199

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	672	Unrealized depreciation on open forward currency contracts	354

Forward currency	Currency	Receivables for closed forward currency contracts	27	Payables for closed forward currency contracts	174

Swap (centrally cleared)	Interest	Unrealized appreciation[2]	241	Unrealized depreciation[2]	322

Swap (centrally cleared)	Credit	Unrealized appreciation[2]	11	Unrealized depreciation[2]	1
			$1,497		$1,050

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$ (107)	Net unrealized appreciation on futures contracts	$ 720

Forward currency	Currency	Net realized loss on forward currency contracts	(1,387)	Net unrealized depreciation on forward currency contracts	(218)

Swap	Interest	Net realized loss on swap contracts	(992)	Net unrealized appreciation on swap contracts	935

Swap	Credit	Net realized loss on swap contracts	(49)	Net unrealized appreciation on swap contracts	3
			$(2,535)		$1,440

Refer to the end of the tables for footnotes.

334	American Funds Insurance Series

The Bond Fund of America

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[2]	$109,286	Unrealized depreciation[2]	$51,016

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	35	Unrealized depreciation on open forward currency contracts	931

Swap (centrally cleared)	Interest	Unrealized appreciation[2]	2,718	Unrealized depreciation[2]	2,363

Swap (centrally cleared)	Credit	Unrealized appreciation[2]	–	Unrealized depreciation[2]	1,469
			$112,039		$55,779

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(169,252)	Net unrealized appreciation on futures contracts	$65,223

Forward currency	Currency	Net realized gain on forward currency contracts	1,833	Net unrealized depreciation on forward currency contracts	(4,543)

Swap	Interest	Net realized gain on swap contracts	9,818	Net unrealized depreciation on swap contracts	(8,721)

Swap	Credit	Net realized loss on swap contracts	(15,513)	Net unrealized appreciation on swap contracts	5,540
			$(173,114)		$57,499

Capital World Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[2]	$ 8,176	Unrealized depreciation[2]	$ 2,274

Forward currency	Currency	Unrealized appreciation on open forward currency contracts	9,188	Unrealized depreciation on open forward currency contracts	5,355

Forward currency	Currency	Receivables for closed forward currency contracts	213	Payables for closed forward currency contracts	1,748

Swap (centrally cleared)	Interest	Unrealized appreciation[2]	2,958	Unrealized depreciation[2]	4,121

Swap (bilateral)	Interest	Bilateral swaps, at value	278	Bilateral swaps, at value	–

Swap (centrally cleared)	Credit	Unrealized appreciation[2]	518	Unrealized depreciation[2]	–
			$21,331		$13,498

Refer to the end of the tables for footnotes.

American Funds Insurance Series	335

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$ (3,487)	Net unrealized appreciation on futures contracts	$ 9,889

Forward currency	Currency	Net realized loss on forward currency contracts	(19,300)	Net unrealized depreciation on forward currency contracts	(720)

Swap	Interest	Net realized loss on swap contracts	(9,887)	Net unrealized appreciation on swap contracts	10,081

Swap	Credit	Net realized gain on swap contracts	1,317	Net unrealized appreciation on swap contracts	51
			$(31,357)		$19,301

American High-Income Trust

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[2]	$114	Unrealized depreciation[2]	$105

Swap (centrally cleared)	Credit	Unrealized appreciation[2]	20	Unrealized depreciation[2]	–
			$134		$105

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$105	Net unrealized appreciation on futures contracts	$97

Swap	Credit	Net realized loss on swap contracts	(813)	Net unrealized appreciation on swap contracts	174
			$(708)		$271

American Funds Mortgage Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[2]	$1,564	Unrealized depreciation[2]	$564

Swap (centrally cleared)	Interest	Unrealized appreciation[2]	12	Unrealized depreciation[2]	2
			$1,576		$566

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(1,723)	Net unrealized appreciation on futures contracts	$1,075

Swap	Interest	Net realized gain on swap contracts	802	Net unrealized depreciation on swap contracts	(780)
			$ (921)		$ 295

Refer to the end of the tables for footnotes.

336	American Funds Insurance Series

U.S. Government Securities Fund
		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased (equity style)	Interest	Investment securities from unaffiliated issuers	$ 577	Investment securities from unaffiliated issuers	$ –

Options written (equity style)	Interest	Options written, at value	–	Options written, at value	824

Futures	Interest	Unrealized appreciation[2]	28,108	Unrealized depreciation[2]	9,290

Swap (centrally cleared)	Interest	Unrealized appreciation[2]	18,404	Unrealized depreciation[2]	3,351
			$47,089		$13,465

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased (equity style)	Interest	Net realized gain on investments in unaffiliated issuers	$ 46	Net unrealized appreciation on investments in unaffiliated issuers	$ 256

Options written	Interest	Net realized gain on options written	19	Net unrealized depreciation on options written	(343)

Futures	Interest	Net realized loss on futures contracts	(42,489)	Net unrealized appreciation on futures contracts	21,994

Swap	Interest	Net realized loss on swap contracts	(4,725)	Net unrealized appreciation on swap contracts	6,257
			$(47,149)		$28,164

Managed Risk Growth Fund
		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$ 968	Investment securities from unaffiliated issuers[3]	$–

Futures	Equity	Unrealized appreciation[2]	390	Unrealized depreciation[2]	–

Futures	Interest	Unrealized appreciation[2]	91	Unrealized depreciation[2]	–
			1,449		–

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$ (3,861)	Net unrealized depreciation on investments in unaffiliated issuers	$ (326)

Futures	Currency	Net realized loss on futures contracts	(246)	Net realized appreciation on futures contracts	14

Futures	Equity	Net realized loss on futures contracts	(19,054)	Net realized depreciation on futures contracts	(7,156)

Futures	Interest	Net realized loss on futures contracts	(4,142)	Net realized appreciation on futures contracts	138
			(27,303)		(7,330)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	337

Managed Risk International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$324	Investment securities from unaffiliated issuers[3]	$ –

Futures	Equity	Unrealized appreciation[2]	–	Unrealized depreciation[2]	65

Futures	Interest	Unrealized appreciation[2]	26	Unrealized depreciation[2]	–
			$350		$65

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,109)	Net unrealized appreciation on investments in unaffiliated issuers	$ 40

Futures	Equity	Net realized loss on futures contracts	(6,136)	Net realized depreciation on futures contracts	(1,089)

Futures	Interest	Net realized loss on futures contracts	(732)	Net realized appreciation on futures contracts	39
			$(7,977)		$(1,010)

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$482	Investment securities from unaffiliated issuers[3]	$–

Futures	Equity	Unrealized appreciation[2]	256	Unrealized depreciation[2]	–

Futures	Interest	Unrealized appreciation[2]	65	Unrealized depreciation[2]	–

			$803		$–

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$ (3,516)	Net unrealized depreciation on investments in unaffiliated issuers	$ (48)

Futures	Currency	Net realized loss on futures contracts	(106)	Net realized depreciation on futures contracts	(63)

Futures	Equity	Net realized loss on futures contracts	(7,724)	Net realized depreciation on futures contracts	(2,364)

Futures	Interest	Net realized loss on futures contracts	(960)	Net realized appreciation on futures contracts	146
			$(12,306)		$(2,329)

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Managed Risk Growth-Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$4,657	Investment securities from unaffiliated issuers[3]	$–

Futures	Equity	Unrealized appreciation[2]	1,908	Unrealized depreciation[2]	–

Futures	Interest	Unrealized appreciation[2]	140	Unrealized depreciation[2]	–
			$6,705		$–

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(37,878)	Net unrealized depreciation on investments in unaffiliated issuers	$ (497)

Futures	Currency	Net realized loss on futures contracts	(1,110)	Net realized depreciation on futures contracts	(359)

Futures	Equity	Net realized loss on futures contracts	(38,266)	Net realized depreciation on futures contracts	(14,561)

Futures	Interest	Net realized loss on futures contracts	(4,527)	Net realized appreciation on futures contracts	317
			$(81,771)		$(15,100)

Managed Risk Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$ 693	Investment securities from unaffiliated issuers[3]	$–

Futures	Equity	Unrealized appreciation[2]	392	Unrealized depreciation[2]	–

Futures	Interest	Unrealized appreciation[2]	1,013	Unrealized depreciation[2]	—
			$2,098		$–

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$ (4,444)	Net unrealized appreciation on investments in unaffiliated issuers	$ 693

Futures	Currency	Net realized loss on futures contracts	(765)	Net realized depreciation on futures contracts	(149)

Futures	Equity	Net realized loss on futures contracts	(40,978)	Net realized depreciation on futures contracts	(13,203)

Futures	Interest	Net realized loss on futures contracts	(4,649)	Net realized appreciation on futures contracts	1,175
			$(50,836)		$(11,484)

[2]

Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

[3]	Includes options purchased as reported in each fund’s investment portfolio.

American Funds Insurance Series	339

Collateral – Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For options on equity indexes, options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts and bilateral swaps, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset – Funds that hold forward currency contracts and bilateral swaps have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The tables on the following pages present each fund’s forward currency contracts and bilateral swaps by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2023, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral	*	Cash collateral	*	Net amount

Assets:
Bank of America	$ 59	$ –	$–		$–		$ 59
Barclays Bank PLC	53	(2)	–		–		51
Citibank	52	(52)	–		–		–
JPMorgan Chase	40	–	–		–		40
Morgan Stanley	8	(8)	–		–		–
Standard Chartered Bank	1	–	–		–		1

Total	$ 213	$(62)	$–		$–		$151

Liabilities:
Barclays Bank PLC	$ 2	$ (2)	$–		$–		$ –
Citibank	165	(52)	–		–		113
Goldman Sachs	28	–	–		–		28
HSBC Bank	82	–	–		–		82
Morgan Stanley	50	(8)	–		–		42

Total	$ 327	$(62)	$–		$–		$265

Refer to the end of the tables for footnote.

340	American Funds Insurance Series

American Funds Global Balanced Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral *	Cash collateral	*	Net amount

Assets:
Bank of America	$ 29	$ (11)	$ –	$ –		$ 18
Bank of New York Mellon	1	–	–	–		1
BNP Paribas	11	(11)	–	–		–
Citibank	42	(42)	–	–		–
Goldman Sachs	78	(9)	–	–		69
HSBC Bank	335	(161)	(174)	–		–
JPMorgan Chase	2	(2)	–	–		–
Morgan Stanley	188	(2)	–	–		186
Standard Chartered Bank	3	(3)	–	–		–
UBS AG	10	(10)	–	–		–

Total	$699	$(251)	$(174)	$ –		$274

Liabilities:
Bank of America	$ 11	$ (11)	$ –	$ –		$ –
BNP Paribas	23	(11)	–	–		12
Citibank	189	(42)	–	–		147
Goldman Sachs	9	(9)	–	–		–
HSBC Bank	161	(161)	–	–		–
JPMorgan Chase	97	(2)	–	–		95
Morgan Stanley	2	(2)	–	–		–
Standard Chartered Bank	23	(3)	–	–		20
UBS AG	13	(10)	–	–		3

Total	$528	$(251)	$ –	$ –		$277

The Bond Fund of America
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral *	Cash collateral	*	Net amount

Assets:
Morgan Stanley	$ 35	$(35)	$ –	$–		$ –
Liabilities:
Bank of America	$572	$ –	$(572)	$–		$ –
Citibank	285	–	(261)	–		24
Morgan Stanley	74	(35)	–	–		39

Total	$931	$(35)	$(833)	$–		$63

Refer to the end of the tables for footnote.

American Funds Insurance Series	341

Capital World Bond Fund
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty		Available to offset	Non-cash collateral *	Cash collateral *	Net amount

Assets:
Bank of America	$ 345	$ (95)	$ (250)	$ –	$ –
BNP Paribas	271	(271)	–	–	–
Citibank	895	(895)	–	–	–
Goldman Sachs	841	(530)	–	(310)	1
HSBC Bank	5,543	(2,311)	–	(3,230)	2
JPMorgan Chase	53	(53)	–	–	–
Morgan Stanley	1,377	(142)	–	(740)	495
Standard Chartered Bank	204	(204)	–	–	–
UBS AG	150	(150)	–	–	–

Total	$9,679	$(4,651)	$ (250)	$(4,280)	$498

Liabilities:
Bank of America	$ 95	$ (95)	$ –	$ –	$ –
Bank of New York Mellon	9	–	–	–	9
BNP Paribas	665	(271)	(394)	–	–
Citibank	2,151	(895)	(1,256)	–	–
Goldman Sachs	530	(530)	–	–	–
HSBC Bank	2,311	(2,311)	–	–	–
JPMorgan Chase	746	(53)	(520)	–	173
Morgan Stanley	142	(142)	–	–	–
Standard Chartered Bank	259	(204)	–	–	55
UBS AG	195	(150)	–	–	45

Total	$7,103	$(4,651)	$(2,170)	$ –	$282

*Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation – Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2023, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

342	American Funds Insurance Series

Non-U.S. taxation – Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2023, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$ 695	$23	$144
Growth Fund	386	3	16
International Fund	11,142	52	649
New World Fund	269	3	–
Capital World Growth and Income Fund	212	6	12
Growth-Income Fund	266	15	14
International Growth and Income Fund	397	2	25
Asset Allocation Fund	313	2	18
American Funds Global Balanced Fund	8	–	–*

*Amount less than one thousand.

The reclaims and interest are included in dividend income and interest income, respectively, in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The funds generally record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2023, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund

Undistributed ordinary income	$ 49,194	$ 64,690	$ 95,057	$ 16,271	$ 12,831	$ 41,555
Undistributed long-term capital gains	226,821	72,052	977,737	–	15,882	87,738
Capital loss carryforward*	–	–	–	(540,672)	–	–

Gross unrealized appreciation on investments	3,208,984	843,921	19,851,835	2,080,435	1,058,231	3,148,891
Gross unrealized depreciation on investments	(212,187)	(185,767)	(852,697)	(335,527)	(130,381)	(162,104)
Net unrealized appreciation (depreciation) on investments	2,996,797	658,154	18,999,138	1,744,908	927,850	2,986,787

Cost of investments	4,708,476	2,556,437	20,384,607	5,471,738	2,468,897	7,294,291

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(2)	13	–	–	–

Refer to the end of the tables for footnote.

American Funds Insurance Series	343

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund

Undistributed ordinary income	$ 7,472	$ 158,609	$ 1,604	$ 16,757	$ 128,322	$ 1,794
Undistributed long-term capital gains	–	1,734,565	–	–	1,145,873	–
Capital loss carryforward*	(69,742)	–	(23,775)	(25,818)	–	(3,502)
Capital loss carryforward utilized	2,434	–	53	2,422	–	–

Gross unrealized appreciation on investments	626,444	16,595,947	62,303	223,042	6,602,025	64,172
Gross unrealized depreciation on investments	(63,664)	(497,248)	(23,030)	(37,893)	(833,010)	(13,761)
Net unrealized appreciation (depreciation) on investments	562,780	16,098,699	39,273	185,149	5,769,015	50,411

Cost of investments	1,301,350	21,447,639	290,532	1,127,909	21,205,158	354,511

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(1)	(1)	–	(11)	(2)	1

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund

Undistributed ordinary income	$ 75,445	$ 2,620	$ 9,868	$ 855	$ 3,298	$ 11,745
Capital loss carryforward*	(1,359,397)	(186,363)	(331,897)	(11,994)	(1)	(254,504)
Gross unrealized appreciation on investments	241,914	53,290	43,905	2,347	10	46,896
Gross unrealized depreciation on investments	(439,016)	(99,954)	(53,417)	(2,237)	(117)	(59,327)
Net unrealized appreciation (depreciation) on investments	(197,102)	(46,664)	(9,512)	110	(107)	(12,431)

Cost of investments	13,008,643	1,732,535	870,393	126,556	386,032	1,751,296

Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(36)	1	–	–	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Undistributed ordinary income	$ 2,419	$ 1,560	$ 5,147	$ 30,091	$ 36,425
Undistributed long-term capital gains	–	–	–	28,787	28,917
Capital loss carryforward*	(12,281)	(13,949)	(17,511)	–	–

Gross unrealized appreciation on investments	85,072	11,102	23,676	182,631	38,432
Gross unrealized depreciation on investments	(102,768)	(24,997)	(27,806)	(84,152)	(32,809)
Net unrealized appreciation (depreciation) on investments	(17,696)	(13,895)	(4,130)	98,479	5,623

Cost of investments	525,518	138,074	328,476	2,089,128	2,099,330

*

Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

344	American Funds Insurance Series

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$36,245	$238,315	$274,560	$39,498	$361,119	$400,617
Class 1A	148	1,195	1,343	141	1,617	1,758
Class 2	30,048	259,863	289,911	32,689	386,947	419,636
Class 4	4,681	49,927	54,608	4,312	66,240	70,552

Total	$71,122	$549,300	$620,422	$76,640	$815,923	$892,563

Global Small Capitalization Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$4,595	$11,794	$16,389	$ 47,544	$285,173	$ 332,717
Class 1A	12	59	71	209	1,252	1,461
Class 2	4,713	23,554	28,267	94,748	568,298	663,046
Class 4	76	3,623	3,699	13,417	80,475	93,892

Total	$9,396	$39,030	$48,426	$155,918	$935,198	$1,091,116

Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 93,186	$ 861,352	$ 954,538	$319,915	$1,912,725	$2,232,640
Class 1A	926	13,243	14,169	3,677	23,411	27,088
Class 2	58,531	924,799	983,330	311,929	2,152,577	2,464,506
Class 3	883	11,837	12,720	4,207	28,163	32,370
Class 4	5,132	167,524	172,656	43,665	340,245	383,910

Total	$158,658	$1,978,755	$2,137,413	$683,393	$4,457,121	$5,140,514

International Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$50,154	$–	$50,154	$ 94,903	$448,918	$ 543,821
Class 1A	150	–	150	281	1,398	1,679
Class 2	42,608	–	42,608	86,539	450,228	536,767
Class 3	219	–	219	431	2,195	2,626
Class 4	4,367	–	4,367	9,244	52,350	61,594

Total	$97,498	$–	$97,498	$191,398	$955,089	$1,146,487

American Funds Insurance Series	345

New World Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$28,772	$–	$28,772	$ 60,201	$129,123	$189,324
Class 1A	146	–	146	317	724	1,041
Class 2	11,303	–	11,303	26,575	61,661	88,236
Class 4	9,222	–	9,222	22,718	56,063	78,781

Total	$49,443	$–	$49,443	$109,811	$247,571	$357,382

Washington Mutual Investors Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$118,356	$52,370	$170,726	$351,097	$1,068,126	$1,419,223
Class 1A	338	194	532	3,359	10,665	14,024
Class 2	51,574	26,108	77,682	173,751	551,636	725,387
Class 4	20,772	11,035	31,807	61,406	196,768	258,174

Total	$191,040	$89,707	$280,747	$589,613	$1,827,195	$2,416,808

Capital World Growth and Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$11,646	$–	$11,646	$32,166	$109,599	$141,765
Class 1A	125	–	125	337	1,188	1,525
Class 2	18,495	–	18,495	57,060	205,827	262,887
Class 4	3,732	–	3,732	10,246	37,875	48,121

Total	$33,998	$–	$33,998	$99,809	$354,489	$454,298

Growth-Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$327,645	$1,077,919	$1,405,564	$597,601	$1,754,172	$2,351,773
Class 1A	440	1,649	2,089	784	2,464	3,248
Class 2	164,035	642,837	806,872	328,556	1,071,265	1,399,821
Class 3	1,848	6,857	8,705	3,597	11,428	15,025
Class 4	22,003	96,356	118,359	41,526	145,017	186,543

Total	$515,971	$1,825,618	$2,341,589	$972,064	$2,984,346	$3,956,410

International Growth and Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$ 394	$–	$ 394	$ 397	$ 6,104	$ 6,501
Class 1A	151	–	151	147	2,108	2,255
Class 2	3,949	–	3,949	4,951	81,276	86,227
Class 4	3,139	–	3,139	3,387	55,677	59,064

Total	$7,633	$–	$7,633	$8,882	$145,165	$154,047

346	American Funds Insurance Series

Capital Income Builder

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$19,561	$–	$19,561	$17,636	$–	$17,636
Class 1A	290	–	290	270	–	270
Class 2	410	–	410	354	–	354
Class 4	14,650	–	14,650	13,728	–	13,728

Total	$34,911	$–	$34,911	$31,988	$–	$31,988

Asset Allocation Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$364,001	$578,217	$ 942,218	$476,426	$1,525,081	$2,001,507
Class 1A	663	1,038	1,701	708	2,098	2,806
Class 2	91,196	163,182	254,378	124,332	440,697	565,029
Class 3	644	1,097	1,741	845	2,914	3,759
Class 4	111,055	215,145	326,200	142,374	538,249	680,623

Total	$567,559	$958,679	$1,526,238	$744,685	$2,509,039	$3,253,724

American Funds Global Balanced Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$1,780	$11,386	$13,166	$ 72	$ 498	$ 570
Class 1A	43	310	353	2	13	15
Class 2	2,558	18,886	21,444	123	850	973
Class 4	1,750	14,227	15,977	85	589	674

Total	$6,131	$44,809	$50,940	$282	$1,950	$2,232

The Bond Fund of America

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$246,119	$–	$246,119	$235,158	$60,668	$295,826
Class 1A	8,577	–	8,577	7,470	1,700	9,170
Class 2	97,823	–	97,823	98,333	27,763	126,096
Class 4	30,097	–	30,097	24,749	7,113	31,862

Total	$382,616	$–	$382,616	$365,710	$97,244	$462,954

Capital World Bond Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$–	$–	$–	$2,151	$11,752	$13,903
Class 1A	–	–	–	3	20	23
Class 2	–	–	–	2,087	13,752	15,839
Class 4	–	–	–	120	945	1,065

Total	$–	$–	$–	$4,361	$26,469	$30,830

American Funds Insurance Series	347

American High-Income Trust

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$15,308	$–	$15,308	$18,444		$–	$18,444
Class 1A	171	–	171	100		–	100
Class 2	36,274	–	36,274	42,707		–	42,707
Class 3	556	–	556	694		–	694
Class 4	5,957	–	5,957	5,827		–	5,827

Total	$58,266	$–	$58,266	$67,772		$–	$67,772

American Funds Mortgage Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$ 656	$–	$ 656	$ 15		$–	$ 15
Class 1A	71	–	71	37		–	37
Class 2	1,633	–	1,633	995		–	995
Class 4	1,600	–	1,600	746		–	746

Total	$3,960	$–	$3,960	$1,793		$–	$1,793

Ultra-Short Bond Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$ 1,981	$–	$ 1,981	$ 348		$–	$ 348
Class 1A	5	–	5	–	†	–	–	†
Class 2	12,823	–	12,823	1,570		–	1,570
Class 3	198	–	198	26		–	26
Class 4	2,524	–	2,524	293		–	293

Total	$17,531	$–	$17,531	$2,237		$–	$2,237

U.S. Government Securities Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$ 9,817	$–	$ 9,817	$10,360		$–	$10,360
Class 1A	171	–	171	153		–	153
Class 2	39,205	–	39,205	42,631		–	42,631
Class 3	219	–	219	292		–	292
Class 4	6,275	–	6,275	7,040		–	7,040

Total	$55,687	$–	$55,687	$60,476		$–	$60,476

Refer to the end of the tables for footnote.

348	American Funds Insurance Series

Managed Risk Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 129	$ 2,315	$ 2,444	$ 162	$ 1,634	$ 1,796
Class P2	5,596	103,643	109,239	6,629	81,821	88,450

Total	$5,725	$105,958	$111,683	$6,791	$83,455	$90,246

Managed Risk International Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 29	$ 127	$ 156	$ 69	$–	$ 69
Class P2	1,939	8,757	10,696	4,206	–	4,206

Total	$1,968	$8,884	$10,852	$4,275	$–	$4,275

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 58	$ 363	$ 421	$ 127	$–	$ 127
Class P2	5,936	41,630	47,566	14,544	–	14,544

Total	$5,994	$41,993	$47,987	$14,671	$–	$14,671

Managed Risk Growth-Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$30,230	$230,056	$260,286	$43,232	$44,484	$87,716
Class P2	3,723	33,365	37,088	5,626	6,461	12,087

Total	$33,953	$263,421	$297,374	$48,858	$50,945	$99,803

Managed Risk Asset Allocation Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$ 164	$ 851	$ 1,015	$ 176	$ 254	$ 430
Class P2	38,569	247,531	286,100	51,616	86,918	138,534

Total	$38,733	$248,382	$287,115	$51,792	$87,172	$138,964

†Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

American Funds Insurance Series	349

Investment advisory services – The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers – CRMC is waiving a portion of its investment advisory services fees for some of the funds. For the year ended December 31, 2023, total investment advisory services fees waived by CRMC were $54,733,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2023, before waiver	For the year ended December 31, 2023, after waiver
Fund	Beginning with	Ending with	Up to	In excess of

Global Growth Fund	.475%	.435%	$15.0	$15.0	.475%	.365%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.647	.597
Growth Fund	.500	.275	.6	44.0	.313	.313
International Fund	.478	.430	15.0	21.0	.478	.478
New World Fund	.577	.510	15.0	15.0	.577	.507
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.374	.234
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.475	.365
Growth-Income Fund	.500	.217	.6	44.0	.255	.255
International Growth and Income Fund	.478	.450	15.0	15.0	.478	.468
Capital Income Builder	.357	.330	15.0	15.0	.357	.217
Asset Allocation Fund	.500	.236	.6	34.0	.267	.267
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.446	.436
The Bond Fund of America	.352	.320	15.0	15.0	.352	.162
Capital World Bond Fund	.431	.360	15.0	15.0	.431	.431
American High-Income Trust	.404	.386	15.0	15.0	.404	.264
American Funds Mortgage Fund	.295	.280	15.0	15.0	.295	.175
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.257	.257
U.S. Government Securities Fund	.295	.280	15.0	15.0	.295	.175
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services – The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

350	American Funds Insurance Series

Insurance administrative services – The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services – The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services – The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 958
Class 1A	$ –	$ 40	5
Class 2	8,446	Not applicable	1,013
Class 4	1,632	1,632	196

Total class-specific expenses	$10,078	$1,672	$2,172

Growth Fund
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 4,634
Class 1A	$ –	$ 592	71
Class 2	40,663	Not applicable	4,880
Class 3	384	Not applicable	64
Class 4	7,328	7,328	879

Total class-specific expenses	$48,375	$7,920	$10,528

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$286
Class 1A	$ –	$ 12	2
Class 2	4,489	Not applicable	539
Class 4	693	693	83

Total class-specific expenses	$5,182	$705	$910

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 979
Class 1A	$ –	$ 28	3
Class 2	8,181	Not applicable	982
Class 3	29	Not applicable	5
Class 4	983	983	118

Total class-specific expenses	$9,193	$1,011	$2,087

American Funds Insurance Series	351

New World Fund
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$513
Class 1A	$ –	$ 24	3
Class 2	1,965	Not applicable	236
Class 4	1,857	1,857	223

Total class-specific expenses	$3,822	$1,881	$975

Capital World Growth and Income Fund
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$168
Class 1A	$ –	$ 16	2
Class 2	2,509	Not applicable	301
Class 4	515	515	62

Total class-specific expenses	$3,024	$531	$533

International Growth and Income Fund
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 4
Class 1A	$ –	$ 14	2
Class 2	406	Not applicable	49
Class 4	330	330	39

Total class-specific expenses	$736	$344	$94

Asset Allocation Fund
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$4,520
Class 1A	$ –	$ 71	9
Class 2	10,446	Not applicable	1,253
Class 3	51	Not applicable	9
Class 4	13,745	13,745	1,649

Total class-specific expenses	$24,242	$13,816	$7,440

The Bond Fund of America
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,990
Class 1A	$ –	$ 594	71
Class 2	7,105	Not applicable	853
Class 4	2,136	2,136	256

Total class-specific expenses	$9,241	$2,730	$3,170

Washington Mutual Investors Fund
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,704
Class 1A	$ –	$ 95	12
Class 2	6,962	Not applicable	836
Class 4	2,962	2,962	355

Total class-specific expenses	$9,924	$3,057	$2,907

Growth-Income Fund
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$6,192
Class 1A	$ –	$ 79	9
Class 2	30,198	Not applicable	3,624
Class 3	238	Not applicable	40
Class 4	4,509	4,509	541

Total class-specific expenses	$34,945	$4,588	$10,406

Capital Income Builder
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$182
Class 1A	$ –	$ 25	3
Class 2	35	Not applicable	4
Class 4	1,354	1,354	163

Total class-specific expenses	$1,389	$1,379	$352

American Funds Global Balanced Fund
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 29
Class 1A	$ –	$ 7	1
Class 2	394	Not applicable	47
Class 4	296	296	35

Total class-specific expenses	$690	$303	$112

Capital World Bond Fund
Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$196
Class 1A	$ –	$ 3	–	*
Class 2	1,886	Not applicable	226
Class 4	133	133	16

Total class-specific expenses	$2,019	$136	$438

Refer to the end of the tables for footnote.

352	American Funds Insurance Series

American High-Income Trust

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$ 66
Class 1A	$ –	$ 6		1
Class 2	1,303	Not applicable		156
Class 3	15	Not applicable		2
Class 4	221	221		27

Total class-specific expenses	$1,539	$227		$252

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services

Class 1	Not applicable	Not applicable		$ 13
Class 1A	$ –	$ –	*	–	*
Class 2	713	Not applicable		86
Class 3	8	Not applicable		1
Class 4	167	167		20

Total class-specific expenses	$888	$ 167		$120

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$ 26
Class P2	$1,174	1,174

Total class-specific expenses	$1,174	$1,200

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$ 7
Class P2	$786	786

Total class-specific expenses	$786	$793

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$ 19
Class P2	$5,253	5,253

Total class-specific expenses	$5,253	$5,272

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 4
Class 1A	$ –	$ 4	1
Class 2	111	Not applicable	13
Class 4	107	108	13

Total class-specific expenses	$218	$112	$31

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$ 74
Class 1A	$ –	$ 11	1
Class 2	2,652	Not applicable	318
Class 3	11	Not applicable	2
Class 4	462	461	56

Total class-specific expenses	$3,125	$472	$451

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$ 4
Class P2	$305	305

Total class-specific expenses	$305	$309

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$4,635
Class P2	$673	673

Total class-specific expenses	$673	$5,308

*Amount less than one thousand.

American Funds Insurance Series	353

Miscellaneous fee reimbursements – CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2023, total fees and expenses reimbursed by CRMC were $67,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$20		$ 9		$ 29
Global Small Capitalization Fund	9		4		13
Growth Fund	96		45		141
International Fund	19		8		27
New World Fund	9		4		13
Washington Mutual Investors Fund	27		12		39
Capital World Growth and Income Fund	5		2		7
Growth-Income Fund	96		42		138
International Growth and Income Fund	1		–	*	1
Capital Income Builder	3		1		4
Asset Allocation Fund	70		30		100
American Funds Global Balanced Fund	2		–	*	2
The Bond Fund of America	29		13		42
Capital World Bond Fund	4		2		6
American High-Income Trust	2		1		3
American Funds Mortgage Fund	–	*	–	*	–	*
Ultra-Short Bond Fund	1		1		2
U.S. Government Securities Fund	4		2		6
Managed Risk Growth Fund	1		1		2
Managed Risk International Fund	–	*	–	*	–	*
Managed Risk Washington Mutual Investors Fund	1		–	*	1
Managed Risk Growth-Income Fund	6		3		9
Managed Risk Asset Allocation Fund	6		3		9

*Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF – Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds – The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

354	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2023 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$143,889	$87,197	$9,634
Global Small Capitalization Fund	9,942	11,693	8,672
Growth Fund	166,584	358,497	10,310
International Fund	73,650	21,674	(3,753)
New World Fund	16,926	33,734	1,554
Washington Mutual Investors Fund	116,301	58,777	5,903
Capital World Growth and Income Fund	21,985	18,869	1,020
Growth-Income Fund	423,580	508,767	105,610
International Growth and Income Fund	4,805	6,338	607
Capital Income Builder	9,847	11,526	127
Asset Allocation Fund	214,958	673,480	132,916
American Funds Global Balanced Fund	4,519	1,414	(220)
American High-Income Trust	–	398	270

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2023.

American Funds Insurance Series	355

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$192,718	6,033	$274,560	8,748	$ (540,248)	(16,855)	$ (72,970)	(2,074)
Class 1A	2,158	68	1,343	43	(2,107)	(66)	1,394	45
Class 2	39,498	1,245	289,912	9,380	(438,910)	(13,838)	(109,500)	(3,213)
Class 4	95,674	3,056	54,608	1,787	(77,844)	(2,499)	72,438	2,344

Total net increase (decrease)	$330,048	10,402	$620,423	19,958	$(1,059,109)	(33,258)	$(108,638)	(2,898)

Year ended December 31, 2022
Class 1	$434,070	13,042	$400,617	12,733	$ (553,744)	(16,845)	$ 280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077

Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$ (923,134)	(28,205)	$ 597,636	19,200

Global Small Capitalization Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$91,477	5,345	$ 16,333	935	$(152,565)	(8,792)	$ (44,755)	(2,512)
Class 1A	781	46	71	4	(530)	(31)	322	19
Class 2	39,394	2,481	28,267	1,715	(197,235)	(11,995)	(129,574)	(7,799)
Class 4	34,683	2,137	3,699	225	(36,779)	(2,285)	1,603	77

Total net increase (decrease)	$166,335	10,009	$ 48,370	2,879	$(387,109)	(23,103)	$(172,404)	(10,215)

Year ended December 31, 2022
Class 1	$187,481	9,235	$ 331,498	19,030	$(570,697)	(21,774)	$ (51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645

Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$(723,872)	(30,226)	$ 721,994	51,877

Refer to the end of the tables for footnotes.

356	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$1,126,344	13,031	$ 952,995	11,055	$(2,473,911)	(28,345)	$ (394,572)	(4,259)
Class 1A	39,167	473	14,169	166	(24,617)	(280)	28,719	359
Class 2	378,332	4,358	983,331	11,587	(2,226,251)	(25,522)	(864,588)	(9,577)
Class 3	2,841	32	12,720	146	(23,828)	(268)	(8,267)	(90)
Class 4	479,958	5,642	172,656	2,092	(306,686)	(3,644)	345,928	4,090

Total net increase (decrease)	$2,026,642	23,536	$2,135,871	25,046	$(5,055,293)	(58,059)	$ (892,780)	(9,477)

Year ended December 31, 2022
Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746

Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914

International Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$116,405	7,036	$50,154	3,024	$ (410,379)	(24,700)	$(243,820)	(14,640)
Class 1A	1,488	90	150	9	(1,420)	(86)	218	13
Class 2	132,534	7,999	42,608	2,582	(397,669)	(24,084)	(222,527)	(13,503)
Class 3	199	12	219	13	(1,551)	(92)	(1,133)	(67)
Class 4	41,507	2,540	4,367	269	(55,374)	(3,413)	(9,500)	(604)

Total net increase (decrease)	$292,133	17,677	$97,498	5,897	$ (866,393)	(52,375)	$(476,762)	(28,801)

Year ended December 31, 2022
Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254

Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$ 265,209	24,045

Refer to the end of the tables for footnotes.

American Funds Insurance Series	357

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$ 86,114	3,585	$ 28,772	1,188	$(174,819)	(7,226)	$ (59,933)	(2,453)
Class 1A	1,115	47	146	6	(1,025)	(43)	236	10
Class 2	59,693	2,497	11,303	473	(136,698)	(5,745)	(65,702)	(2,775)
Class 4	71,676	3,024	9,222	389	(93,668)	(3,971)	(12,770)	(558)

Total net increase (decrease)	$218,598	9,153	$ 49,443	2,056	$(406,210)	(16,985)	$(138,169)	(5,776)

Year ended December 31, 2022
Class 1	$ 91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098

Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$ (77,021)	(1,240)

Washington Mutual Investors Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$277,677	21,465	$ 170,023	12,648	$(697,429)	(52,419)	$ (249,729)	(18,306)
Class 1A	9,396	729	532	40	(54,463)	(4,239)	(44,535)	(3,470)
Class 2	33,904	2,614	77,682	5,899	(358,013)	(27,290)	(246,427)	(18,777)
Class 4	156,923	12,161	31,807	2,442	(102,800)	(7,983)	85,930	6,620

Total net increase (decrease)	$477,900	36,969	$ 280,044	21,029	$(1,212,705)	(91,931)	$ (454,761)	(33,933)

Year ended December 31, 2022
Class 1	$311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$ 699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643

Total net increase (decrease)	$632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Capital World Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$ 65,556	5,277	$ 11,348	873	$(143,262)	(11,299)	$ (66,358)	(5,149)
Class 1A	755	60	126	9	(615)	(50)	266	19
Class 2	13,750	1,078	18,495	1,427	(147,991)	(11,668)	(115,746)	(9,163)
Class 4	31,436	2,536	3,732	296	(24,318)	(1,970)	10,850	862

Total net increase (decrease)	$111,497	8,951	$ 33,701	2,605	$(316,186)	(24,987)	$(170,988)	(13,431)

Year ended December 31, 2022
Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$ (10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093

Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$175,376	18,688

Refer to the end of the tables for footnotes.

358	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$ 479,730	9,041	$1,404,035	26,362	$(2,739,803)	(50,914)	$(856,038)	(15,511)
Class 1A	4,149	77	2,090	40	(4,268)	(80)	1,971	37
Class 2	112,392	2,119	806,872	15,426	(1,545,914)	(29,027)	(626,650)	(11,482)
Class 3	280	5	8,705	163	(14,068)	(259)	(5,083)	(91)
Class 4	187,357	3,563	118,358	2,303	(175,879)	(3,369)	129,836	2,497

Total net increase (decrease)	$ 783,908	14,805	$2,340,060	44,294	$(4,479,932)	(83,649)	$(1,355,964)	(24,550)

Year ended December 31, 2022
Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059

Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693

International Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$ 3,526	363	$ 394	41	$ (3,717)	(387)	$ 203	17
Class 1A	1,556	164	151	17	(992)	(105)	715	76
Class 2	3,978	424	3,950	423	(25,662)	(2,748)	(17,734)	(1,901)
Class 4	24,171	2,625	3,138	342	(21,164)	(2,297)	6,145	670

Total net increase (decrease)	$33,231	3,576	$ 7,633	823	$(51,535)	(5,537)	$(10,671)	(1,138)

Year ended December 31, 2022
Class 1	$ 2,793	220	$ 6,501	686	$(16,761)	(946)	$ (7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231

Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212

Refer to the end of the tables for footnotes.

American Funds Insurance Series	359

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$ 77,581	6,983	$19,561	1,773	$ (60,168)	(5,393)	$ 36,974	3,363
Class 1A	524	47	290	26	(737)	(66)	77	7
Class 2	1,719	155	410	37	(1,019)	(92)	1,110	100
Class 4	50,560	4,553	14,650	1,330	(60,170)	(5,412)	5,040	471

Total net increase (decrease)	$130,384	11,738	$34,911	3,166	$(122,094)	(10,963)	$ 43,201	3,941

Year ended December 31, 2022
Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$ 80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238

Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$109,402	9,586

Asset Allocation Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$ 315,966	14,009	$942,218	42,101	$(1,956,417)	(86,110)	$(698,233)	(30,000)
Class 1A	6,331	281	1,702	77	(4,607)	(204)	3,426	154
Class 2	42,695	1,904	254,377	11,536	(565,941)	(25,320)	(268,869)	(11,880)
Class 3	436	19	1,741	78	(2,528)	(111)	(351)	(14)
Class 4	217,843	9,818	326,200	14,919	(516,978)	(23,318)	27,065	1,419

Total net increase (decrease)	$ 583,271	26,031	$1,526,238	68,711	$(3,046,471)	(135,063)	$(936,962)	(40,321)

Year ended December 31, 2022
Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537

Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$1,398,530	62,794

Refer to the end of the tables for footnotes.

360	American Funds Insurance Series

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$24,292	2,019	$13,166	1,134	$(35,782)	(2,948)	$ 1,676	205
Class 1A	85	7	353	31	(220)	(18)	218	20
Class 2	4,268	348	21,444	1,856	(22,190)	(1,820)	3,522	384
Class 4	14,257	1,202	15,977	1,406	(12,127)	(1,019)	18,107	1,589

Total net increase (decrease)	$42,902	3,576	$50,940	4,427	$(70,319)	(5,805)	$ 23,523	2,198

Year ended December 31, 2022
Class 1	$37,857	3,046	$ 570	44	$(45,473)	(3,593)	$ (7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)

Total net increase (decrease)	$51,988	4,145	$ 2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)

The Bond Fund of America
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$ 988,201	104,121	$244,526	26,118	$(784,964)	(82,958)	$447,763	47,281
Class 1A	47,994	5,083	8,577	923	(22,212)	(2,334)	34,359	3,672
Class 2	129,127	13,768	97,823	10,606	(228,846)	(24,571)	(1,896)	(197)
Class 4	200,494	21,589	30,097	3,279	(66,304)	(7,144)	164,287	17,724

Total net increase (decrease)	$1,365,816	144,561	$381,023	40,926	$(1,102,326)	(117,007)	$644,513	68,480

Year ended December 31, 2022
Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$(915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326

Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$(959,150)	(89,811)

Capital World Bond Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$ 41,684	4,293	$—	—	$ (80,001)	(8,267)	$ (38,317)	(3,974)
Class 1A	206	21	—	—	(169)	(17)	37	4
Class 2	88,520	9,189	—	—	(82,729)	(8,647)	5,791	542
Class 4	7,131	757	—	—	(6,337)	(672)	794	85

Total net increase (decrease)	$137,541	14,260	$—	—	$(169,236)	(17,603)	$ (31,695)	(3,343)

Year ended December 31, 2022
Class 1	$ 63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)

Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	361

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$ 4,239	480	$15,199	1,751	$(30,729)	(3,495)	$(11,291)	(1,264)
Class 1A	1,264	146	171	20	(180)	(20)	1,255	146
Class 2	12,480	1,448	36,273	4,277	(61,378)	(7,129)	(12,625)	(1,404)
Class 3	178	20	556	64	(1,269)	(144)	(535)	(60)
Class 4	55,861	5,819	5,958	629	(35,851)	(3,767)	25,968	2,681

Total net increase (decrease)	$ 74,022	7,913	$58,157	6,741	$(129,407)	(14,555)	$2,772	99

Year ended December 31, 2022
Class 1	$ 29,406	3,042	$17,917	2,062	$(58,971)	(6,116)	$(11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112

Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$(59,810)	(5,924)

American Funds Mortgage Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$15,434	1,633	$ 656	71	$(274)	(29)	$ 15,816	1,675
Class 1A	494	53	71	8	(343)	(37)	222	24
Class 2	1,572	168	1,634	178	(5,679)	(604)	(2,473)	(258)
Class 4	11,209	1,208	1,600	177	(7,433)	(812)	5,376	573

Total net increase (decrease)	$28,709	3,062	$3,961	434	$(13,729)	(1,482)	$ 18,941	2,014

Year ended December 31, 2022
Class 1	$ 784	78	$ 15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249

Total net increase (decrease)	$15,331	1,562	$1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)

Refer to the end of the tables for footnotes.

362	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$15,301	1,322	$ 1,981		175		$(27,332)	(2,377)	$(10,050)	(880)
Class 1A	104	9	5		–	†	–	–	109	9
Class 2	49,580	4,448	12,823		1,169		(87,341)	(7,830)	(24,938)	(2,213)
Class 3	319	28	198		17		(579)	(51)	(62)	(6)
Class 4	32,945	2,924	2,524		229		(60,576)	(5,393)	(25,107)	(2,240)

Total net increase (decrease)	$98,249	8,731	$17,531		1,590		$(175,828)	(15,651)	$(60,048)	(5,330)

Year ended December 31, 2022
Class 1	$33,573	2,975	$ 348		31		$(20,904)	(1,853)	$ 13,017	1,153
Class 1A	–	–	–	†	–	†	–	–	– †	– †
Class 2	117,586	10,755	1,569		143		(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26		2		(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293		27		(51,358)	(4,671)	33,808	3,077

Total net increase (decrease)	$236,767	21,518	$ 2,236		203		$(142,053)	(12,896)	$ 96,950	8,825

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class 1	$ 55,970	5,604	$ 9,373		959		$(47,478)	(4,765)	$17,865	1,798
Class 1A	1,646	166	171		18		(905)	(92)	912	92
Class 2	89,575	9,065	39,206		4,068		(104,906)	(10,680)	23,875	2,453
Class 3	185	19	219		22		(967)	(97)	(563)	(56)
Class 4	58,408	5,912	6,275		651		(70,259)	(7,138)	(5,576)	(575)

Total net increase (decrease)	$205,784	20,766	$55,244		5,718		$(224,515)	(22,772)	$36,513	3,712

Year ended December 31, 2022
Class 1	$ 69,422	6,446	$10,134		987		$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153		15		(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631		4,200		(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292		28		(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040		695		(90,440)	(8,406)	(16,066)	(1,380)

Total net increase (decrease)	$183,907	17,193	$60,250		5,925		$(646,430)	(58,591)	$(402,273)	(35,473)

Managed Risk Growth Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase (decrease)

Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class P1	$ 2,318	221	$2,445		252		$ (1,380)	(131)	$ 3,383	342
Class P2	15,188	1,407	109,238		11,379		(64,373)	(6,069)	60,053	6,717

Total net increase (decrease)	$17,506	1,628	$111,683		11,631		$(65,753)	(6,200)	$63,436	7,059

Year ended December 31, 2022
Class P1	$ 1,679	122	$1,796		147		$ (2,034)	(134)	$ 1,441	135
Class P2	37,760	2,684	88,450		7,291		(30,630)	(2,253)	95,580	7,722

Total net increase (decrease)	$39,439	2,806	$90,246		7,438		$(32,664)	(2,387)	$97,021	7,857

Refer to the end of the tables for footnotes.

American Funds Insurance Series	363

Managed Risk International Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class P1	$ 282	34	$ 156	19	$ (230)	(27)	$ 208	26
Class P2	3,795	459	10,696	1,309	(13,108)	(1,539)	1,383	229

Total net increase (decrease)	$4,077	493	$10,852	1,328	$(13,338)	(1,566)	$ 1,591	255

Year ended December 31, 2022
Class P1	$ 578	62	$ 69	8	$ (323)	(37)	$ 324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)

Total net increase (decrease)	$5,981	626	$ 4,275	478	$(16,270)	(1,825)	$(6,014)	(721)

Managed Risk Washington Mutual Investors Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class P1	$ 158	15	$ 422	43	$ (478)	(47)	$ 102	11
Class P2	12,514	1,194	47,565	4,928	(40,947)	(3,988)	19,132	2,134

Total net increase (decrease)	$12,672	1,209	$47,987	4,971	$(41,425)	(4,035)	$19,234	2,145

Year ended December 31, 2022
Class P1	$ 1,026	86	$ 127	11	$ (498)	(43)	$ 655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)

Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$ (1,502)	(25)

Managed Risk Growth-Income Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class P1	$30,902	2,476	$260,286	22,694	$(233,754)	(19,325)	$ 57,434	5,845
Class P2	7,934	662	37,088	3,259	(38,477)	(3,190)	6,545	731

Total net increase (decrease)	$38,836	3,138	$297,374	25,953	$(272,231)	(22,515)	$ 63,979	6,576

Year ended December 31, 2022
Class P1	$49,558	3,678	$ 87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)

Total net increase (decrease)	$63,097	4,688	$ 99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Refer to the end of the tables for footnotes.

364	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023
Class P1	$3,002	267	$1,016	92	$(1,021)	(88)	$2,997	271
Class P2	18,885	1,651	286,099	26,654	(309,678)	(27,225)	(4,694)	1,080

Total net increase (decrease)	$21,887	1,918	$287,115	26,746	$(310,699)	(27,313)	$(1,697)	1,351

Year ended December 31, 2022
Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)

Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)

*Includes exchanges between share classes of the fund.

†Amount less than one thousand.

11. Ownership concentration

At December 31, 2023, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 16% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 19% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2023 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund		New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$2,041,318	$1,037,010	$7,688,452	$1,852,081		$1,098,366	$2,745,722
Sales of investment securities*	2,714,602	1,264,868	9,960,001	2,232,740		1,207,581	3,224,191
Non-U.S. taxes paid on dividend income	5,618	1,841	7,240	7,965		4,897	1,532
Non-U.S. taxes paid on interest income	–	–	–	–		56	–
Non-U.S. taxes paid (refunded) on realized gains	2,565	3,485	–	7,086		3,729	–
Non-U.S. taxes provided on unrealized appreciation	3,034	19,329	–	28,578		17,416	–

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder		Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$491,865	$ 8,645,420	$113,162	$1,437,820		$33,439,898	$342,317
Sales of investment securities*	656,676	10,727,201	126,104	1,353,129		35,747,744	338,990
Non-U.S. taxes paid on dividend income	2,246	8,682	721	1,585		6,504	419
Non-U.S. taxes paid on interest income	–	–	–	–	†	–	8
Non-U.S. taxes paid (refunded) on realized gains	547	–	46	332		2,160	129
Non-U.S. taxes provided on unrealized appreciation	676	–	126	556		–	191

Refer to the end of the tables for footnotes.

American Funds Insurance Series	365

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$47,551,731	$3,062,821	$303,911	$1,032,074	$–	$9,720,267
Sales of investment securities*	45,967,967	2,845,562	321,979	1,005,972	–	9,479,577
Non-U.S. taxes paid on interest income	21	110	–	–	–	–
Non-U.S. taxes paid (refunded) on realized gains	17	(7)	–	–	–	–
Non-U.S. taxes provided on unrealized appreciation	–	116	–	–	–	–

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$163,243	$28,994	$53,209	$388,825	$231,311
Sales of investment securities*	213,909	45,063	88,452	595,503	463,691

*Excludes short-term securities and U.S. government obligations, if any.

†Amount less than one thousand.

366	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions

Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

Global Growth Fund

Class 1:
12/31/2023	$30.18	$.36	$ 6.30	$ 6.66	$(.37)	$(2.55)	$(2.92)	$33.92	22.91%	$3,418	.52%	.41%	1.13%
12/31/2022	45.46	.34	(11.34)	(11.00)	(.31)	(3.97)	(4.28)	30.18	(24.54)	3,104	.53	.46	1.01
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56	.56	.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56	.56	1.07

Class 1A:
12/31/2023	30.04	.28	6.26	6.54	(.29)	(2.55)	(2.84)	33.74	22.60	18	.77	.66	.88
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81	.81	.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81	.81	.83

Class 2:
12/31/2023	29.79	.28	6.21	6.49	(.29)	(2.55)	(2.84)	33.44	22.60	3,522	.77	.66	.88
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81	.81	.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81	.81	.83

Class 4:
12/31/2023	29.51	.20	6.14	6.34	(.22)	(2.55)	(2.77)	33.08	22.29	732	1.02	.91	.63
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06	1.06	.57

Refer to the end of the tables for footnotes.

American Funds Insurance Series	367

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]

Global Small Capitalization Fund

Class 1:
12/31/2023	$16.22	$.11	$2.53	$2.64	$(.08)	$(.21)	$(.29)	$18.57	16.45%	$1,001	.70%	.65%	.63%
12/31/2022	34.17	.05	(9.50)	(9.45)	–	(8.50)	(8.50)	16.22	(29.37)	916	.72	.69	.24
12/31/2021	32.64	(.02)	2.32	2.30	–	(.77)	(.77)	34.17	6.98	1,707	.74	.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391	.75	.75	(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050	.75	.75	.48
Class 1A:
12/31/2023	16.00	.06	2.50	2.56	(.04)	(.21)	(.25)	18.31	16.15	5	.95	.90	.38
12/31/2022	33.93	– [4]	(9.43)	(9.43)	–	(8.50)	(8.50)	16.00	(29.54)	4	.97	.94	–[5]
12/31/2021	32.49	(.07)	2.28	2.21	–	(.77)	(.77)	33.93	6.73	5	.99	.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1	.99	.99	(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1	.99	.99	.22
Class 2:
12/31/2023	15.30	.06	2.39	2.45	(.04)	(.21)	(.25)	17.50	16.17	1,879	.95	.90	.38
12/31/2022	32.94	– [4]	(9.14)	(9.14)	–	(8.50)	(8.50)	15.30	(29.55)	1,762	.97	.94	–[5]
12/31/2021	31.56	(.10)	2.25	2.15	–	(.77)	(.77)	32.94	6.74	2,521	.99	.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653	1.00	1.00	(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363	1.00	1.00	.22
Class 4:
12/31/2023	15.28	.02	2.37	2.39	– [4]	(.21)	(.21)	17.46	15.79	300	1.20	1.15	.13
12/31/2022	32.96	(.05)	(9.13)	(9.18)	–	(8.50)	(8.50)	15.28	(29.69)	261	1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	–	(.77)	(.77)	32.96	6.43	344	1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268	1.25	1.25	(.56)
12/31/2019	21.28	(.01)	6.47	6.46	– [4]	(1.58)	(1.58)	26.16	31.24	206	1.25	1.25	(.04)

Refer to the end of the tables for footnotes.

368	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2023	$76.29	$.57	$28.16	$28.73	$(.54)	$(5.04)	$(5.58)	$99.44	38.81%	$17,382	.35%	.65%
12/31/2022	127.58	.58	(37.03)	(36.45)	(.53)	(14.31)	(14.84)	76.29	(29.75)	13,660	.35	.64
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35	.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35	1.09
Class 1A:
12/31/2023	75.61	.35	27.88	28.23	(.34)	(5.04)	(5.38)	98.46	38.47	280	.60	.40
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60	.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60	.85
Class 2:
12/31/2023	75.41	.35	27.80	28.15	(.32)	(5.04)	(5.36)	98.20	38.49	17,879	.60	.40
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60	.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60	.83
Class 3:
12/31/2023	77.09	.42	28.45	28.87	(.38)	(5.04)	(5.42)	100.54	38.56	236	.53	.47
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53	.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53	.90
Class 4:
12/31/2023	73.64	.13	27.12	27.25	(.15)	(5.04)	(5.19)	95.70	38.13	3,522	.85	.15
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85	(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85	.59

Refer to the end of the tables for footnotes.

American Funds Insurance Series	369

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets

International Fund

Class 1:
12/31/2023	$15.31	$.25	$2.20	$2.45	$(.26)	$–	$(.26)	$17.50	16.12%	$3,353	.53%	1.50%
12/31/2022	22.70	.34	(4.79)	(4.45)	(.34)	(2.60)	(2.94)	15.31	(20.57)	3,157	.54	1.95
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	–	(.65)	22.70	(1.23)	4,747	.55	1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	–	(.18)	23.64	14.28	5,652	.55	.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54	1.54
Class 1A:
12/31/2023	15.23	.21	2.19	2.40	(.22)	–	(.22)	17.41	15.85	12	.78	1.24
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	–	(.60)	22.61	(1.47)	12	.80	1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	–	(.14)	23.55	13.96	10	.80	.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79	1.27
Class 2:
12/31/2023	15.23	.21	2.19	2.40	(.22)	–	(.22)	17.41	15.84	3,382	.78	1.24
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	–	(.59)	22.60	(1.49)	4,190	.80	1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	–	(.13)	23.54	13.97	4,481	.80	.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79	1.29
Class 3:
12/31/2023	15.35	.22	2.22	2.44	(.23)	–	(.23)	17.56	15.99	17	.71	1.32
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	–	(.60)	22.76	(1.39)	21	.73	1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	–	(.14)	23.69	14.00	25	.73	.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72	1.37
Class 4:
12/31/2023	14.99	.16	2.16	2.32	(.18)	–	(.18)	17.13	15.56	415	1.03	.99
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	–	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	–	(.09)	23.25	13.66	423	1.05	.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04	1.03

Refer to the end of the tables for footnotes.

370	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

New World Fund

Class 1:
12/31/2023	$22.30	$.40	$3.19	$3.59	$(.41)	$–	$(.41)	$25.48	16.22%	$1,778	.64%	.57%	1.64%
12/31/2022	31.83	.37	(7.17)	(6.80)	(.39)	(2.34)	(2.73)	22.30	(21.86)	1,610	.68	.57	1.48
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76	.64	.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76	.76	1.18
Class 1A:
12/31/2023	22.19	.33	3.20	3.53	(.36)	–	(.36)	25.36	15.98	10	.89	.82	1.38
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01	1.01	.92
Class 2:
12/31/2023	22.02	.33	3.17	3.50	(.35)	–	(.35)	25.17	15.99	803	.89	.82	1.39
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01	1.01	.93
Class 4:
12/31/2023	21.84	.27	3.14	3.41	(.30)	–	(.30)	24.95	15.67	787	1.14	1.07	1.14
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26	1.26	.67

Refer to the end of the tables for footnotes.

American Funds Insurance Series	371

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

Washington Mutual Investors Fund

Class 1:
12/31/2023	$12.69	$.28	$1.92	$2.20	$(.28)	$(.12)	$(.40)	$14.49	17.66%	$6,020	.41%	.27%	2.07%
12/31/2022	18.09	.31	(1.69)	(1.38)	(.30)	(3.72)	(4.02)	12.69	(8.28)	5,507	.41	.26	2.13
12/31/2021	14.35	.29	3.73	4.02	(.28)	–	(.28)	18.09	28.12	6,766	.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43	.43	2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42	.42	2.28
Class 1A:
12/31/2023	12.61	.23	1.92	2.15	(.21)	(.12)	(.33)	14.43	17.29	23	.66	.52	1.77
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	–	(.26)	17.96	27.70	169	.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67	.67	1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67	.67	2.03
Class 2:
12/31/2023	12.46	.24	1.88	2.12	(.25)	(.12)	(.37)	14.21	17.29	2,899	.66	.52	1.82
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	–	(.24)	17.83	27.78	3,426	.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68	.68	1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67	.67	2.03
Class 4:
12/31/2023	12.34	.20	1.86	2.06	(.22)	(.12)	(.34)	14.06	16.97	1,344	.91	.77	1.58
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	–	(.21)	17.71	27.51	1,104	.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93	.93	1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92	.92	1.78

Refer to the end of the tables for footnotes.

372	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

Capital World Growth and Income Fund

Class 1:
12/31/2023	$11.67	$.27	$2.19	$2.46	$(.28)	$–	$(.28)	$13.85	21.22%	$579	.52%	.41%	2.08%
12/31/2022	18.42	.32	(3.28)	(2.96)	(.34)	(3.45)	(3.79)	11.67	(17.13)	548	.57	.41	2.36
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66	.66	1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625	.65	.65	2.08
Class 1A:
12/31/2023	11.61	.23	2.18	2.41	(.25)	–	(.25)	13.77	20.87	7	.77	.66	1.83
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90	.90	1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2	.90	.90	1.77
Class 2:
12/31/2023	11.64	.23	2.18	2.41	(.24)	–	(.24)	13.81	20.88	1,040	.77	.66	1.83
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91	.91	1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366	.90	.90	1.84
Class 4:
12/31/2023	11.35	.19	2.14	2.33	(.22)	–	(.22)	13.46	20.65	235	1.02	.91	1.57
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15	1.15	1.56

Refer to the end of the tables for footnotes.

American Funds Insurance Series	373

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets

Growth-Income Fund

Class 1:
12/31/2023	$50.21	$.86	$11.96	$12.82	$(.88)	$(2.89)	$(3.77)	$59.26	26.47%	$22,319	.29%	1.60%
12/31/2022	67.35	.85	(11.50)	(10.65)	(.83)	(5.66)	(6.49)	50.21	(16.28)	19,692	.29	1.54
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29	1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29	2.05
Class 1A:
12/31/2023	49.93	.72	11.87	12.59	(.75)	(2.89)	(3.64)	58.88	26.12	35	.54	1.35
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54	1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54	1.82
Class 2:
12/31/2023	49.46	.72	11.75	12.47	(.74)	(2.89)	(3.63)	58.30	26.14	12,894	.54	1.35
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54	1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53	1.80
Class 3:
12/31/2023	50.33	.77	11.97	12.74	(.78)	(2.89)	(3.67)	59.40	26.23	142	.47	1.42
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47	1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46	1.87
Class 4:
12/31/2023	48.72	.57	11.57	12.14	(.63)	(2.89)	(3.52)	57.34	25.82	2,062	.79	1.10
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79	1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79	1.56
Refer to the end of the tables for footnotes.

374	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

International Growth and Income Fund

Class 1:
12/31/2023	$8.94	$.27	$1.15	$1.42	$(.26)	$–	$(.26)	$10.10	16.08%	$15	.56%	.55%	2.82%
12/31/2022	19.62	.39	(3.09)	(2.70)	(.28)	(7.70)	(7.98)	8.94	(15.00)	13	.64	.54	3.29
12/31/2021	19.01	.54	.53	1.07	(.46)	–	(.46)	19.62	5.64	30	.67	.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	–	(.29)	19.01	6.24	1,120	.68	.68	1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66	.66	2.73
Class 1A:
12/31/2023	8.70	.24	1.13	1.37	(.24)	–	(.24)	9.83	15.92	6	.81	.80	2.54
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	–	(.60)	19.39	5.39	6	.94	.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	–	(.25)	18.97	5.98	3	.93	.93	1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91	.91	2.41
Class 2:
12/31/2023	8.70	.24	1.12	1.36	(.24)	–	(.24)	9.82	15.76	165	.81	.80	2.54
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	–	(.58)	19.38	5.37	211	.93	.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	–	(.25)	18.95	6.01	221	.93	.93	1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91	.91	2.49
Class 4:
12/31/2023	8.56	.21	1.12	1.33	(.22)	–	(.22)	9.67	15.66	143	1.06	1.05	2.29
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	–	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	–	(.21)	18.82	5.73	112	1.18	1.18	1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16	1.16	2.18

Refer to the end of the tables for footnotes.

American Funds Insurance Series	375

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

Capital Income Builder

Class 1:
12/31/2023	$10.99	$.41	$.59	$1.00	$(.36)	$–	$(.36)	$11.63	9.28%	$660	.40%	.26%	3.68%
12/31/2022	12.17	.37	(1.21)	(.84)	(.34)	–	(.34)	10.99	(6.90)	586	.44	.26	3.31
12/31/2021	10.87	.37	1.28	1.65	(.35)	–	(.35)	12.17	15.31	563	.53	.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	–	(.32)	10.87	4.64	621	.53	.35	3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	–	(.32)	10.73	18.16	533	.53	.53	3.17
Class 1A:
12/31/2023	10.98	.38	.59	.97	(.33)	–	(.33)	11.62	9.01	10	.65	.51	3.42
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	–	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	–	(.32)	12.15	14.95	10	.78	.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	–	(.30)	10.86	4.38	6	.78	.60	2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	–	(.30)	10.72	17.90	6	.78	.78	2.84
Class 2:
12/31/2023	10.98	.38	.59	.97	(.33)	–	(.33)	11.62	9.01	15	.65	.51	3.43
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	–	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	–	(.32)	12.16	14.94	13	.78	.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	–	(.30)	10.87	4.48	8	.78	.60	2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	–	(.29)	10.72	17.89	6	.78	.78	2.91
Class 4:
12/31/2023	10.96	.35	.59	.94	(.30)	–	(.30)	11.60	8.75	566	.90	.76	3.18
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	–	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	–	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	–	(.27)	10.85	4.11	462	1.03	.85	2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	–	(.27)	10.71	17.62	454	1.03	1.03	2.68

Refer to the end of the tables for footnotes.

376	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets

Asset Allocation Fund

Class 1:
12/31/2023	$22.20	$.57	$2.54	$3.11	$(.56)	$(.89)	$(1.45)	$23.86	14.55%	$15,555	.30%	2.49%
12/31/2022	29.08	.52	(4.24)	(3.72)	(.51)	(2.65)	(3.16)	22.20	(13.19)	15,138	.30	2.15
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30	1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29	2.21
Class 1A:
12/31/2023	22.10	.51	2.53	3.04	(.51)	(.89)	(1.40)	23.74	14.32	32	.55	2.25
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55	1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54	1.95
Class 2:
12/31/2023	21.91	.50	2.52	3.02	(.51)	(.89)	(1.40)	23.53	14.27	4,261	.55	2.24
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55	1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54	1.96
Class 3:
12/31/2023	22.23	.53	2.55	3.08	(.52)	(.89)	(1.41)	23.90	14.37	30	.48	2.31
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48	1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47	2.02
Class 4:
12/31/2023	21.75	.44	2.49	2.93	(.45)	(.89)	(1.34)	23.34	14.02	5,807	.80	1.99
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80	1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79	1.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series	377

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

American Funds Global Balanced Fund

Class 1:
12/31/2023	$12.55	$.33	$1.29	$1.62	$(.23)	$(1.57)	$(1.80)	$12.37	14.05%	$98	.53%	.52%	2.67%
12/31/2022	14.73	.26	(2.37)	(2.11)	–	(.07)	(.07)	12.55	(14.33)	96	.59	.58	1.99
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72	.72	1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134	.72	.72	1.88

Class 1A:
12/31/2023	12.49	.29	1.30	1.59	(.21)	(1.57)	(1.78)	12.30	13.77	3	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	–	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97	.97	1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2	.97	.97	1.63

Class 2:
12/31/2023	12.49	.30	1.29	1.59	(.20)	(1.57)	(1.77)	12.31	13.83	160	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	–	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97	.97	1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207	.97	.97	1.64

Class 4:
12/31/2023	12.32	.26	1.27	1.53	(.18)	(1.57)	(1.75)	12.10	13.45	128	1.03	1.02	2.17
12/31/2022	14.53	.19	(2.33)	(2.14)	–	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22	1.22	1.37

Refer to the end of the tables for footnotes.

378	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

The Bond Fund of America

Class 1:
12/31/2023	$9.41	$.39	$ .09	$ .48	$(.35)	$ –	$(.35)	$ 9.54	5.21%	$6,908	.39%	.20%	4.15%
12/31/2022	11.21	.31	(1.67)	(1.36)	(.32)	(.12)	(.44)	9.41	(12.26)	6,370	.39	.20	3.09
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40	.40	2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	–	(.31)	11.17	9.70	6,481	.39	.39	2.76

Class 1A:
12/31/2023	9.35	.37	.08	.45	(.33)	–	(.33)	9.47	4.89	258	.64	.45	3.90
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65	.65	1.74
12/31/2019	10.45	.27	.71	.98	(.30)	–	(.30)	11.13	9.36	7	.64	.64	2.48

Class 2:
12/31/2023	9.27	.36	.10	.46	(.33)	–	(.33)	9.40	5.02	2,879	.64	.45	3.89
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65	.65	1.75
12/31/2019	10.34	.27	.70	.97	(.29)	–	(.29)	11.02	9.36	3,561	.64	.64	2.51

Class 4:
12/31/2023	9.23	.34	.09	.43	(.31)	–	(.31)	9.35	4.72	963	.89	.70	3.66
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90	.90	1.48
12/31/2019	10.33	.24	.70	.94	(.27)	–	(.27)	11.00	9.08	502	.89	.89	2.25

Refer to the end of the tables for footnotes.

American Funds Insurance Series	379

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

Capital World Bond Fund

Class 1:
12/31/2023	$9.55	$.32	$.29	$.61	$–	$–	$–	$10.16	6.39%	$665	.48%	.48%	3.33%
12/31/2022	11.79	.25	(2.30)	(2.05)	(.03)	(.16)	(.19)	9.55	(17.43)	663	.51	.48	2.43
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59	.52	2.08
12/31/2019	11.42	.31	.61	.92	(.22)	–	(.22)	12.12	8.08	1,077	.58	.58	2.60

Class 1A:
12/31/2023	9.50	.30	.28	.58	–	–	–	10.08	6.11	1	.73	.73	3.08
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83	.76	1.83
12/31/2019	11.41	.28	.60	.88	(.19)	–	(.19)	12.10	7.75	1	.83	.83	2.35

Class 2:
12/31/2023	9.45	.29	.29	.58	–	–	–	10.03	6.14	817	.73	.73	3.08
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84	.77	1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002	.83	.83	2.35

Class 4:
12/31/2023	9.33	.27	.28	.55	–	–	–	9.88	5.89	57	.98	.98	2.84
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58
12/31/2019	11.24	.24	.60	.84	(.16)	–	(.16)	11.92	7.54	49	1.08	1.08	2.09

Refer to the end of the tables for footnotes.

380	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]

American High-Income Trust

Class 1:
12/31/2023	$8.53	$.63	$.43	$1.06	$(.65)	$–	$(.65)	$8.94	12.69%	$223	.45%	.31%	7.10%
12/31/2022	10.19	.56	(1.47)	(.91)	(.75)	–	(.75)	8.53	(9.01)	224	.47	.32	5.95
12/31/2021	9.80	.51	.34	.85	(.46)	–	(.46)	10.19	8.74	278	.53	.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	–	(.85)	9.80	8.21	123	.52	.52	6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	–	(.66)	9.87	12.85	525	.51	.51	6.71
Class 1A:
12/31/2023	8.51	.61	.41	1.02	(.63)	–	(.63)	8.90	12.40	3	.70	.56	6.90
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	–	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	–	(.44)	10.16	8.42	1	.78	.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	–	(.84)	9.78	7.94	1	.78	.78	5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	–	(.63)	9.86	12.61	1	.75	.75	6.47
Class 2:
12/31/2023	8.35	.59	.41	1.00	(.62)	–	(.62)	8.73	12.45	533	.70	.56	6.85
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	–	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	–	(.44)	9.98	8.42	673	.78	.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	–	(.83)	9.61	7.94	665	.78	.78	5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	–	(.63)	9.70	12.55	667	.76	.76	6.45
Class 3:
12/31/2023	8.58	.61	.43	1.04	(.63)	–	(.63)	8.99	12.54	8	.63	.49	6.91
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	–	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	–	(.44)	10.24	8.60	10	.71	.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	–	(.84)	9.84	7.93	10	.71	.71	5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	–	(.64)	9.92	12.70	10	.69	.69	6.52
Class 4:
12/31/2023	9.26	.63	.46	1.09	(.60)	–	(.60)	9.75	12.18	107	.95	.81	6.62
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	–	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	–	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	–	(.81)	10.54	7.74	69	1.03	1.03	5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	–	(.61)	10.56	12.27	63	1.01	1.01	6.21

Refer to the end of the tables for footnotes.

American Funds Insurance Series	381

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]

American Funds Mortgage Fund

Class 1:
12/31/2023	$9.45	$.45	$(.08)	$.37	$(.38)	$–	$(.38)	$9.44	4.03%	$17	.41%	.29%	4.76%
12/31/2022	10.63	.07	(1.10)	(1.03)	(.15)	–	(.15)	9.45	(9.76)	1	.45	.25	.70
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48	.36	.93
12/31/2019	10.30	.24	.30	.54	(.28)	–	(.28)	10.56	5.30	210	.47	.47	2.26
Class 1A:
12/31/2023	9.34	.41	(.07)	.34	(.36)	–	(.36)	9.32	3.72	2	.65	.53	4.38
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	–	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73	.59	.61
12/31/2019	10.28	.22	.30	.52	(.25)	–	(.25)	10.55	5.09	1	.71	.71	2.04
Class 2:
12/31/2023	9.36	.41	(.07)	.34	(.36)	–	(.36)	9.34	3.68	44	.64	.52	4.35
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	–	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73	.60	.68
12/31/2019	10.28	.21	.31	.52	(.26)	–	(.26)	10.54	5.04	56	.72	.72	2.01
Class 4:
12/31/2023	9.25	.38	(.06)	.32	(.34)	–	(.34)	9.23	3.51	45	.90	.78	4.12
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	–	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98	.85	.41
12/31/2019	10.19	.18	.31	.49	(.24)	–	(.24)	10.44	4.80	28	.97	.97	1.71

Refer to the end of the tables for footnotes.

382	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
12/31/2023	$11.35	$.55	$.01		$.56	$(.56)	$–	$(.56)	$11.35	4.94%	$40		.30%	4.81%
12/31/2022	11.27	.17	(.01)		.16	(.08)	–	(.08)	11.35	1.42	51		.32	1.48
12/31/2021	11.31	(.03)	(.01)		(.04)	–	–	–	11.27	(.35)	37		.37	(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	–	(.03)	11.31	.34	44		.37	.16
12/31/2019	11.31	.22	–	[4]	.22	(.23)	–	(.23)	11.30	1.92	30		.36	1.92

Class 1A:
12/31/2023	11.35	.54	–		.54	(.54)	–	(.54)	11.35	4.79	–	[6]	.53	4.69
12/31/2022	11.28	.16	(.01)		.15	(.08)	–	(.08)	11.35	1.32	–	[6]	.31	1.40
12/31/2021	11.31	(.03)	–	[4]	(.03)	–	–	–	11.28	(.27)	–	[6]	.36	(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	–	(.03)	11.31	.32	–	[6]	.35	.26
12/31/2019	11.31	.22	–	[4]	.22	(.23)	–	(.23)	11.30	1.92	–	[6]	.37	1.90

Class 2:
12/31/2023	11.00	.51	–	[4]	.51	(.53)	–	(.53)	10.98	4.64	273		.55	4.56
12/31/2022	10.93	.13	–	[4]	.13	(.06)	–	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	–	[4]	(.06)	–	–	–	10.93	(.55)	245		.62	(.53)
12/31/2020	11.01	– [4]	–	[4]	– [4]	(.02)	–	(.02)	10.99	.03	288		.62	(.05)
12/31/2019	11.03	.18	–	[4]	.18	(.20)	–	(.20)	11.01	1.62	230		.61	1.66

Class 3:
12/31/2023	11.14	.52	.01		.53	(.54)	–	(.54)	11.13	4.75	4		.48	4.64
12/31/2022	11.07	.13	–	[4]	.13	(.06)	–	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	–	[4]	(.05)	–	–	–	11.07	(.45)	5		.55	(.46)
12/31/2020	11.13	– [4]	.02		.02	(.03)	–	(.03)	11.12	.13	4		.55	.03
12/31/2019	11.14	.20	–	[4]	.20	(.21)	–	(.21)	11.13	1.76	3		.54	1.74

Class 4:
12/31/2023	11.05	.48	.01		.49	(.49)	–	(.49)	11.05	4.44	56		.80	4.28
12/31/2022	11.00	.12	(.03)		.09	(.04)	–	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	–	–	–	11.00	(.72)	46		.87	(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	–	(.02)	11.08	(.25)	40		.87	(.35)
12/31/2019	11.15	.16	–	[4]	.16	(.18)	–	(.18)	11.13	1.40	22		.86	1.40

Refer to the end of the tables for footnotes.

American Funds Insurance Series	383

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]

U.S. Government Securities Fund

Class 1:
12/31/2023	$9.99	$.40	$(.09)	$.31	$(.39)	$–	$(.39)	$9.91	3.21%	$257	.33%	.21%	4.05%
12/31/2022	11.67	.32	(1.56)	(1.24)	(.44)	–	(.44)	9.99	(10.75)	242	.36	.22	2.90
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38	.38	1.21
12/31/2019	11.94	.25	.43	.68	(.28)	–	(.28)	12.34	5.69	1,418	.37	.37	2.07
Class 1A:
12/31/2023	9.96	.38	(.10)	.28	(.37)	–	(.37)	9.87	2.88	5	.58	.46	3.83
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	–	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64	.64	.69
12/31/2019	11.93	.22	.43	.65	(.26)	–	(.26)	12.32	5.42	2	.62	.62	1.82
Class 2:
12/31/2023	9.87	.37	(.09)	.28	(.37)	–	(.37)	9.78	2.89	1,073	.58	.46	3.80
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	–	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64	.64	.73
12/31/2019	11.82	.22	.42	.64	(.25)	–	(.25)	12.21	5.31	1,343	.62	.62	1.82
Class 3:
12/31/2023	10.02	.39	(.10)	.29	(.37)	–	(.37)	9.94	3.00	6	.51	.39	3.85
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	–	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57	.57	.78
12/31/2019	11.97	.23	.43	.66	(.26)	–	(.26)	12.37	5.49	9	.55	.55	1.88
Class 4:
12/31/2023	9.86	.35	(.10)	.25	(.34)	–	(.34)	9.77	2.62	183	.83	.71	3.54
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	–	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89	.89	.42
12/31/2019	11.84	.19	.42	.61	(.23)	–	(.23)	12.22	5.14	124	.87	.87	1.56
Refer to the end of the tables for footnotes.

384	American Funds Insurance Series

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses		Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]		to average net assets after waivers/ reimburse- ments[2,7]		Net effective expense ratio[2,8,9]		Ratio of net income (loss) to average net assets[2]

Managed Risk Growth Fund

Class P1:
12/31/2023	$11.37	$.08	$2.28	$2.36	$(.08)	$(2.79)	$(2.87)	$10.86	23.77%	$13	.42%		.37%		.72%		.77%
12/31/2022	18.53	.06	(4.46)	(4.40)	(.22)	(2.54)	(2.76)	11.37	(24.62)	9	.41		.36		.69		.47
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13	.41		.36		.69		.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11	.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6	.42		.37		.73		1.19

Class P2:
12/31/2023	11.28	.05	2.26	2.31	(.07)	(2.79)	(2.86)	10.73	23.50	495	.67		.62		.97		.43
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445	.67		.62		.95		.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584	.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554	.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434	.68		.63		.99		.73

Managed Risk International Fund

Class P1:
12/31/2023	$8.61	$.13	$.41	$.54	$(.15)	$(.64)	$(.79)	$8.36	6.36%	$2	.46%		.36%		.86%		1.60%
12/31/2022	10.55	.15	(1.75)	(1.60)	(.34)	–	(.34)	8.61	(15.27)[10]	2	.44	[10]	.37	[10]	.87	[10]	1.70[10]
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	–	(.09)	10.55	(3.92)[10]	2	.44	[10]	.36	[10]	.87	[10]	2.12[10]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [10]	2	.43	[10]	.35	[10]	.86	[10]	.82[10]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [10]	1	.41	[10]	.33	[10]	.84	[10]	1.64[10]

Class P2:
12/31/2023	8.58	.10	.42	.52	(.14)	(.64)	(.78)	8.32	6.22	122	.73		.63		1.13		1.21
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	–	(.28)	8.58	(15.54)	124	.70		.63		1.13		1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	–	(.06)	10.48	(4.13)	160	.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168	.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165	.71		.63		1.14		1.21

Managed Risk Washington Mutual Investors Fund

Class P1:
12/31/2023	$11.24	$.20	$.79	$.99	$(.24)	$(1.49)	$(1.73)	$10.50	10.04%	$3	.42%		.37%		.76%		1.91%
12/31/2022	12.95	.23	(1.38)	(1.15)	(.56)	–	(.56)	11.24	(8.92)[10]	3	.41	[10]	.36	[10]	.75	[10]	1.96[10]
12/31/2021	11.24	.16	1.79	1.95	(.24)	–	(.24)	12.95	17.46 [10]	2	.41	[10]	.36	[10]	.77	[10]	1.33[10]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[10]	2	.40	[10]	.35	[10]	.76	[10]	1.66[10]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [10]	1	.38	[10]	.33	[10]	.74	[10]	2.14[10]

Class P2:
12/31/2023	11.18	.18	.77	.95	(.21)	(1.49)	(1.70)	10.43	9.73	322	.68		.63		1.02		1.71
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	–	(.52)	11.18	(9.16)	321	.67		.62		1.01		1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	–	(.20)	12.88	17.11	371	.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355	.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365	.68		.63		1.04		1.62

Refer to the end of the tables for footnotes.

American Funds Insurance Series	385

Financial highlights  (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]	to average net assets after waivers/ reimburse- ments[2,7]	Net effective expense ratio[2,8,9]	Ratio of net income (loss) to average net assets[2]

Managed Risk Growth-Income Fund

Class P1:
12/31/2023	$12.51	$.20	$1.65	$1.85	$(.21)	$(1.62)	$(1.83)	$12.53	16.17%	$1,910	.41%	.36%	.66%	1.64%
12/31/2022	15.73	.18	(2.79)	(2.61)	(.30)	(.31)	(.61)	12.51	(16.74)	1,833	.41	.36	.65	1.33
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.66	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
Class P2:
12/31/2023	12.44	.17	1.64	1.81	(.18)	(1.62)	(1.80)	12.45	15.90	277	.66	.61	.91	1.39
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.90	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47

Managed Risk Asset Allocation Fund

Class P1:
12/31/2023	$12.43	$.31	$.87	$1.18	$(.26)	$(1.45)	$(1.71)	$11.90	10.51%	$10	.41%	.36%	.65%	2.61%
12/31/2022	15.33	.24	(2.34)	(2.10)	(.32)	(.48)	(.80)	12.43	(13.75)	7	.41	.36	.64	1.80
12/31/2021	13.84	.21	1.55	1.76	(.27)	–	(.27)	15.33	12.82	7	.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
Class P2:
12/31/2023	12.09	.21	.90	1.11	(.22)	(1.45)	(1.67)	11.53	10.23	2,093	.66	.61	.90	1.86
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.89	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	–	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51

Refer to the end of the tables for footnotes.

386	American Funds Insurance Series

Financial highlights  (continued)

Portfolio turnover rate for all share classes excluding mortgage dollar roll transactions[11,12]	Year ended December 31,
	2023	2022	2021	2020	2019

Capital Income Builder	59%	48%	60%	110%	44%
Asset Allocation Fund	54	42	45	49	47
American Funds Global Balanced Fund	43	111	36	68	60
The Bond Fund of America	129	77	87	72	146
Capital World Bond Fund	110	114	64	88	110
American Funds Mortgage Fund	85	56	38	123	84
U.S. Government Securities Fund	113	77	126	112	103

Portfolio turnover rate for all share classes including mortgage dollar roll transactions[11,12]	Year ended December 31,
	2023	2022	2021	2020	2019

Global Growth Fund	29%	29%	18%	17%	14%
Global Small Capitalization Fund	36	40	29	38	50
Growth Fund	23	29	25	32	21
International Fund	28	42	44	40	32
New World Fund	36	40	43	70	38
Washington Mutual Investors Fund	29	30	90	40	37
Capital World Growth and Income Fund	29	42	85	36	29
Growth-Income Fund	26	25	24	33	27
International Growth and Income Fund	38	48	41	56	28
Capital Income Builder	149	126	93	184	72
Asset Allocation Fund	159	118	124	145	79
American Funds Global Balanced Fund	103	126	39	86	74
The Bond Fund of America	545	415	456	461	373
Capital World Bond Fund	286	188	91	145	159
American High-Income Trust	40	34	56	78	58
American Funds Mortgage Fund	1053	1141	975	1143	350
U.S. Government Securities Fund	744	695	433	867	277
Ultra-Short Bond Fund	– [13]	– [13]	– [13]	– [13]	– [13]
Managed Risk Growth Fund	39	97	32	80	10
Managed Risk International Fund	27	82	24	71	8
Managed Risk Washington Mutual Investors Fund	19	70	16	101	13
Managed Risk Growth-Income Fund	21	67	13	38	6
Managed Risk Asset Allocation Fund	13	48	5	30	8

[1]	Based on average shares outstanding.
[2]

This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.

[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	Amount less than $1 million.
[7]	This column does not include expenses of the underlying funds in which each fund invests.
[8]

This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.

[9]	Unaudited.
[10]

All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[11]	Refer to Note 5 for further information on mortgage dollar rolls.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[13]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	387

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

February 12, 2024

We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

388	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2023, through December 31, 2023).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	389

Expense example  (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period	[1]	Annualized expense ratio

Global Growth Fund
Class 1 – actual return	$1,000.00	$1,065.36	$2.13		.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09		.41
Class 1A – actual return	1,000.00	1,063.96	3.43		.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36		.66
Class 2 – actual return	1,000.00	1,063.79	3.43		.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36		.66
Class 4 – actual return	1,000.00	1,062.63	4.73		.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63		.91

Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,043.89	$3.35		.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31		.65
Class 1A – actual return	1,000.00	1,042.39	4.63		.90
Class 1A – assumed 5% return	1,000.00	1,020.67	4.58		.90
Class 2 – actual return	1,000.00	1,042.62	4.63		.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58		.90
Class 4 – actual return	1,000.00	1,041.23	5.92		1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85		1.15

Growth Fund
Class 1 – actual return	$1,000.00	$1,110.35	$1.86		.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79		.35
Class 1A – actual return	1,000.00	1,109.05	3.19		.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06		.60
Class 2 – actual return	1,000.00	1,108.97	3.19		.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06		.60
Class 3 – actual return	1,000.00	1,109.36	2.82		.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 4 – actual return	1,000.00	1,107.63	4.52		.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33		.85

International Fund
Class 1 – actual return	$1,000.00	$1,032.27	$2.71		.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 1A – actual return	1,000.00	1,030.90	3.99		.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97		.78
Class 2 – actual return	1,000.00	1,030.85	3.99		.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97		.78
Class 3 – actual return	1,000.00	1,031.76	3.64		.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62		.71
Class 4 – actual return	1,000.00	1,029.32	5.27		1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24		1.03

New World Fund
Class 1 – actual return	$1,000.00	$1,037.95	$2.93		.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91		.57
Class 1A – actual return	1,000.00	1,036.92	4.21		.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18		.82
Class 2 – actual return	1,000.00	1,037.05	4.21		.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18		.82
Class 4 – actual return	1,000.00	1,035.33	5.49		1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45		1.07

Refer to the end of the tables for footnotes.

390	American Funds Insurance Series

Expense example  (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period	[1]	Annualized expense ratio

Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,090.53	$1.42		.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38		.27
Class 1A – actual return	1,000.00	1,088.93	2.74		.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65		.52
Class 2 – actual return	1,000.00	1,089.35	2.74		.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65		.52
Class 4 – actual return	1,000.00	1,087.70	4.05		.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92		.77

Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,077.11	$2.15		.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09		.41
Class 1A – actual return	1,000.00	1,075.48	3.45		.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36		.66
Class 2 – actual return	1,000.00	1,075.07	3.45		.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36		.66
Class 4 – actual return	1,000.00	1,074.58	4.76		.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63		.91

Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,101.17	$1.54		.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48		.29
Class 1A – actual return	1,000.00	1,099.76	2.86		.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 2 – actual return	1,000.00	1,099.71	2.86		.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 3 – actual return	1,000.00	1,100.09	2.49		.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40		.47
Class 4 – actual return	1,000.00	1,098.41	4.18		.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02		.79

International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,052.31	$2.90		.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85		.56
Class 1A – actual return	1,000.00	1,051.85	4.19		.81
Class 1A – assumed 5% return	1,000.00	1,021.12	4.13		.81
Class 2 – actual return	1,000.00	1,050.45	4.19		.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13		.81
Class 4 – actual return	1,000.00	1,050.48	5.48		1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40		1.06

Capital Income Builder
Class 1 – actual return	$1,000.00	$1,054.07	$1.40		.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38		.27
Class 1A – actual return	1,000.00	1,052.81	2.69		.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65		.52
Class 2 – actual return	1,000.00	1,052.82	2.69		.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65		.52
Class 4 – actual return	1,000.00	1,050.64	3.98		.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92		.77

Refer to the end of the tables for footnotes.

American Funds Insurance Series	391

Expense example  (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period	[1]	Annualized expense ratio

Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,069.81	$1.57		.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53		.30
Class 1A – actual return	1,000.00	1,068.68	2.87		.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80		.55
Class 2 – actual return	1,000.00	1,069.06	2.87		.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80		.55
Class 3 – actual return	1,000.00	1,069.05	2.50		.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45		.48
Class 4 – actual return	1,000.00	1,067.57	4.17		.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08		.80

American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,058.55	$2.75		.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 1A – actual return	1,000.00	1,056.75	4.04		.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97		.78
Class 2 – actual return	1,000.00	1,057.49	4.05		.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97		.78
Class 4 – actual return	1,000.00	1,054.83	5.33		1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24		1.03

The Bond Fund of America
Class 1 – actual return	$1,000.00	$1,035.95	$1.03		.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02		.20
Class 1A – actual return	1,000.00	1,034.23	2.31		.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29		.45
Class 2 – actual return	1,000.00	1,034.32	2.31		.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29		.45
Class 4 – actual return	1,000.00	1,032.80	3.59		.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57		.70

Capital World Bond Fund
Class 1 – actual return	$1,000.00	$1,047.42	$2.53		.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50		.49
Class 1A – actual return	1,000.00	1,045.64	3.82		.74
Class 1A – assumed 5% return	1,000.00	1,021.48	3.77		.74
Class 2 – actual return	1,000.00	1,045.88	3.82		.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77		.74
Class 4 – actual return	1,000.00	1,045.50	5.10		.99
Class 4 – assumed 5% return	1,000.00	1,020.21	5.04		.99

American High-Income Trust
Class 1 – actual return	$1,000.00	$1,079.71	$1.63		.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58		.31
Class 1A – actual return	1,000.00	1,077.06	2.93		.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85		.56
Class 2 – actual return	1,000.00	1,078.12	2.93		.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85		.56
Class 3 – actual return	1,000.00	1,077.60	2.57		.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50		.49
Class 4 – actual return	1,000.00	1,076.97	4.24		.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13		.81

Refer to the end of the tables for footnotes.

392	American Funds Insurance Series

Expense example  (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period	[1]	Annualized expense ratio

American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$1,030.27	$1.64		.32%
Class 1 – assumed 5% return	1,000.00	1,023.59	1.63		.32
Class 1A – actual return	1,000.00	1,028.66	2.91		.57
Class 1A – assumed 5% return	1,000.00	1,022.33	2.91		.57
Class 2 – actual return	1,000.00	1,028.30	2.91		.57
Class 2 – assumed 5% return	1,000.00	1,022.33	2.91		.57
Class 4 – actual return	1,000.00	1,027.90	4.19		.82
Class 4 – assumed 5% return	1,000.00	1,021.07	4.18		.82

Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,025.81	$1.58		.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58		.31
Class 1A – actual return	1,000.00	1,025.21	2.76		.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 2 – actual return	1,000.00	1,024.44	2.86		.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85		.56
Class 3 – actual return	1,000.00	1,024.77	2.50		.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50		.49
Class 4 – actual return	1,000.00	1,023.20	4.13		.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13		.81

U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$1,028.15	$1.12		.22%
Class 1 – assumed 5% return	1,000.00	1,024.10	1.12		.22
Class 1A – actual return	1,000.00	1,027.35	2.40		.47
Class 1A – assumed 5% return	1,000.00	1,022.84	2.40		.47
Class 2 – actual return	1,000.00	1,027.41	2.40		.47
Class 2 – assumed 5% return	1,000.00	1,022.84	2.40		.47
Class 3 – actual return	1,000.00	1,027.43	2.04		.40
Class 3 – assumed 5% return	1,000.00	1,023.19	2.04		.40
Class 4 – actual return	1,000.00	1,025.17	3.68		.72
Class 4 – assumed 5% return	1,000.00	1,021.58	3.67		.72

Refer to the end of the tables for footnotes.

American Funds Insurance Series	393

Expense example  (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period	[1,2]	Annualized expense ratio [2]	Effective expenses paid during period	[3]	Effective annualized expense ratio [4]

Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,083.83	$2.05		.39%	$3.78		.72%
Class P1 – assumed 5% return	1,000.00	1,023.24	1.99		.39	3.67		.72
Class P2 – actual return	1,000.00	1,082.74	3.31		.63	5.09		.97
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	4.94		.97

Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,014.56	$1.78		.35%	$4.37		.86%
Class P1 – assumed 5% return	1,000.00	1,023.44	1.79		.35	4.38		.86
Class P2 – actual return	1,000.00	1,013.40	3.04		.60	5.73		1.13
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06		.60	5.75		1.13

Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,064.10	$1.92		.37%	$3.95		.76%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89		.37	3.87		.76
Class P2 – actual return	1,000.00	1,062.31	3.27		.63	5.30		1.02
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	5.19		1.02

Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,069.03	$1.88		.36%	$3.44		.66%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84		.36	3.36		.66
Class P2 – actual return	1,000.00	1,068.22	3.18		.61	4.74		.91
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11		.61	4.63		.91

Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,058.48	$1.97		.38%	$3.37		.65%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94		.38	3.31		.65
Class P2 – actual return	1,000.00	1,056.67	3.11		.60	4.67		.90
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06		.60	4.58		.90

[1]

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]

The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).

[4]

The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

394	American Funds Insurance Series

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affi liates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	395

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396	American Funds Insurance Series

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American Funds Insurance Series	397

Board of trustees and other officers

Independent trustees[1]

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	93	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	102	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	102	Edwards Lifesciences; Public Storage, Inc.
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former COO, Time Life Inc. (1993–2003)	89	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	88	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	88	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]	35	None
Michael C. Gitlin, 1970	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; President, Chief Executive Officer and Director, The Capital Group Companies, Inc.[6]; Vice Chairman and Director, Capital Research and Management Company	88	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

398	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[6]; Senior Vice President, Secretary and Director, Capital Group Companies Global[6]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[6]
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[6]; Director, The Capital Group Companies, Inc.[6]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[6]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary	2010-2014; 2023	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]

This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.

[4]

The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).

[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	399

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606-4637

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

400	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” – which describes how we vote proxies relating to portfolio securities – is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2024, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach – in combination with

The Capital SystemTM – has resulted in superior outcomes.

Aligned with investor success	The Capital System	American Funds Insurance Series’ superior outcomes

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series equity-focused funds have beaten their comparable Lipper indexes in 88% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2023.
[2]

Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund, International Growth and Income Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.

[3]

Based on Class 1 share results as of December 31, 2022. Four of our five fixed income American Funds that have been in existence for the three year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

[4]	Based on management fees for the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Lit. No. INGEARX-998-0224P Printed in USA RCG/PHX/8074-S96079 © 2024 Capital Group. All rights reserved.

Transamerica BlackRock Government Money Market VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,025.90	$1.53	$1,023.70	$1.53	0.30%
Service Class	1,000.00	1,024.60	2.81	1,022.40	2.80	0.55

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	43.4%
Short-Term U.S. Government Obligations	25.6
U.S. Government Agency Obligations	16.8
Short-Term U.S. Government Agency Obligations	8.0
U.S. Government Obligations	6.1
Net Other Assets (Liabilities)	0.1
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	0.24
Duration †	0.09

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.8%
Federal Farm Credit Banks Funding Corp. 5.13%, 12/04/2024	$1,278,000	$1,277,523
3-Month SOFR + 0.05%, 5.45% (A), 02/20/2024	2,000,000	2,000,000
3-Month SOFR + 0.06%, 5.46% (A), 01/10/2024	770,000	770,000
3-Month SOFR + 0.09%, 5.49% (A), 08/26/2024 - 09/23/2024	10,045,000	10,045,000
3-Month SOFR + 0.10%, 5.50% (A), 08/01/2024	1,830,000	1,830,000
3-Month SOFR + 0.14%, 5.54% (A), 11/07/2024 - 05/27/2025	10,360,000	10,360,000
3-Month SOFR + 0.17%, 5.57% (A), 01/23/2025	4,425,000	4,425,000
Federal Home Loan Banks
4.90%, 04/15/2024	5,815,000	5,803,404
SOFR + 0.03%, 5.43% (A), 01/03/2024 - 01/04/2024	13,700,000	13,700,000
SOFR + 0.04%, 5.44% (A), 01/19/2024 - 01/23/2024	18,235,000	18,235,000
3-Month SOFR + 0.04%, 5.44% (A), 01/26/2024 - 02/20/2024	34,385,000	34,385,000
3-Month SOFR + 0.04%, 5.44% (A), 02/05/2024	3,400,000	3,400,031
3-Month SOFR + 0.04%, 5.44% (A), 01/29/2024	3,800,000	3,800,000
3-Month SOFR + 0.05%, 5.45% (A), 03/25/2024	6,815,000	6,815,000
3-Month SOFR + 0.07%, 5.47% (A), 07/12/2024	1,270,000	1,270,000
3-Month SOFR + 0.11%, 5.51% (A), 10/28/2024	3,600,000	3,600,048
5.53%, 01/08/2025	3,500,000	3,500,000
3-Month SOFR + 0.16%, 5.56% (A), 07/21/2025	7,050,000	7,050,000
3-Month SOFR + 0.20%, 5.60% (A), 11/13/2025	5,315,000	5,315,000
Federal National Mortgage Association 2.63%, 09/06/2024	3,295,000	3,232,549

Total U.S. Government Agency Obligations (Cost $140,813,555)		140,813,555

U.S. GOVERNMENT OBLIGATIONS - 6.1%
U.S. Treasury - 6.1%
U.S. Treasury Floating Rate Notes
3-Month Treasury Money Market Yield + -0.08%, 5.26% (A), 04/30/2024	8,795,000	8,793,432
3-Month Treasury Money Market Yield + 0.13%, 5.46% (A), 07/31/2025	17,375,000	17,372,492
3-Month Treasury Money Market Yield + 0.14%, 5.47% (A), 10/31/2024	6,550,000	6,554,095
3-Month Treasury Money Market Yield + 0.17%, 5.50% (A), 10/31/2025	3,065,000	3,063,280
3-Month Treasury Money Market Yield + 0.20%, 5.53% (A), 01/31/2025	15,000,000	15,000,001

Total U.S. Government Obligations (Cost $50,783,300)		50,783,300

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.0%
Federal Farm Credit Discount Notes 5.51%, 09/19/2024	$ 2,060,000	$ 1,982,340
Federal Home Loan Bank Discount Notes
4.98% (B), 02/02/2024	2,960,000	2,947,686
5.09% (B), 02/09/2024	8,090,000	8,048,108
5.09% (B), 09/03/2024	952,000	920,482
5.22% (B), 11/04/2024	973,000	932,126
5.34% (B), 11/01/2024	8,385,000	8,028,381
5.36% (B), 02/05/2024	474,000	471,583
5.50% (B), 02/09/2024	4,490,000	4,464,512
5.52% (B), 02/15/2024	2,645,000	2,627,411
5.53% (B), 03/01/2024	1,585,000	1,570,959
5.54% (B), 06/10/2024	15,620,000	15,253,256
5.54% (B), 06/17/2024	800,000	780,419
5.55% (B), 04/15/2024	2,905,000	2,860,093
Federal Home Loan Banks
5.45% (B), 03/08/2024	2,905,000	2,904,664
3-Month SOFR + 0.08%, 5.48% (A), 01/24/2024	13,500,000	13,500,000

Total Short-Term U.S. Government Agency Obligations (Cost $67,292,020)		67,292,020

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 25.6%
U.S. Cash Management Bills
5.39% (B), 02/15/2024	29,082,000	29,004,943
5.48% (B), 02/15/2024	6,035,000	6,032,355
5.49% (B), 02/15/2024	12,583,000	12,551,270
U.S. Treasury Bills
5.26% (B), 06/13/2024	2,837,000	2,773,284
5.29% (B), 06/13/2024	1,488,000	1,453,564
5.30% (B), 06/13/2024	955,000	932,812
5.34% (B), 06/20/2024	12,941,600	12,626,329
5.38% (B), 04/16/2024	928,000	913,750
5.39% (B), 02/13/2024 - 04/16/2024	4,256,000	4,216,234
5.42% (B), 03/19/2024	21,010,000	20,770,784
5.44% (B), 10/31/2024	1,484,000	1,420,183
5.45% (B), 03/12/2024 - 05/23/2024	29,472,000	28,918,331
5.48% (B), 05/09/2024	16,131,000	15,826,958
5.49% (B), 01/11/2024 - 05/16/2024	28,070,000	27,667,468
5.50% (B), 01/30/2024 - 09/05/2024	5,067,000	4,961,674
5.51% (B), 01/30/2024 - 02/22/2024	11,718,000	11,672,901
5.52% (B), 02/06/2024 - 02/13/2024	7,035,000	6,995,277
5.54% (B), 02/13/2024	8,000,000	7,948,734
5.56% (B), 04/04/2024 - 04/18/2024	14,860,000	14,641,050
5.58% (B), 02/29/2024	3,351,600	3,322,214

Total Short-Term U.S. Government Obligations (Cost $214,650,115)		214,650,115

REPURCHASE AGREEMENTS - 43.4%
Barclays Capital, Inc., 5.34% (B), dated 12/29/2023, to be repurchased at $45,026,700 on 01/02/2024. Collateralized by U.S. Government Obligations, 4.00% - 4.13%, due 07/31/2028 - 07/31/2030, and with a total value of $45,900,042.	45,000,000	45,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
REPURCHASE AGREEMENTS (continued)

BNP Paribas SA, 5.34% (B), dated 12/29/2023, to be repurchased at $28,016,613 on 01/02/2024. Collateralized by U.S. Government Obligations, 0.00% - 5.49%, due 07/15/2024 - 08/15/2051, and with a total value of $28,560,000.

	$ 28,000,000	$ 28,000,000
BNP Paribas SA, 5.35% (B), dated 12/29/2023, to be repurchased at $20,011,889 on 01/02/2024. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 7.00%, due 05/15/2025 - 12/20/2053, and with a total value of $20,400,010.	20,000,000	20,000,000
Citigroup Global Markets, Inc., 5.33% (B), dated 12/29/2023, to be repurchased at $55,032,572 on 01/02/2024. Collateralized by U.S. Government Obligations, 0.50% - 3.88%, due 03/31/2025 - 04/30/2025, and with a total value of $56,100,035.	55,000,000	55,000,000
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $918,118 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $936,248.	917,863	917,863
Goldman Sachs & Co., 5.33% (B), dated 12/29/2023, to be repurchased at $35,020,728 on 01/02/2024. Collateralized by a U.S. Government Obligation, 2.38%, due 03/31/2029, and with a value of $35,700,008.	35,000,000	35,000,000
Goldman Sachs & Co., 5.35% (B), dated 12/29/2023, to be repurchased at $15,008,917 on 01/02/2024. Collateralized by a U.S. Government Obligation and U.S. Government Agency Obligation, 0.75% - 3.50%, due 01/31/2028 - 09/20/2047, and with a total value of $15,300,001.	15,000,000	15,000,000
JPMorgan Chase & Co., 5.33% (B), dated 12/29/2023, to be repurchased at $35,020,728 on 01/02/2024. Collateralized by a U.S. Government Obligation, 3.00%, due 06/30/2024, and with a value of $35,700,003.	35,000,000	35,000,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

JPMorgan Chase & Co., 5.34% (B), dated 12/29/2023, to be repurchased at $15,008,900 on 01/02/2024. Collateralized by U.S. Government Agency Obligations, 3.02% - 7.00%, due 01/20/2034 - 04/20/2063, and with a total value of $15,300,001.

	$ 15,000,000	$ 15,000,000
Merrill Lynch & Co., Inc., 5.33% (B), dated 12/29/2023, to be repurchased at $45,026,650 on 01/02/2024. Collateralized by U.S. Government Obligations, 0.00% - 2.88%, due 01/15/2024 - 08/15/2051, and with a total value of $45,900,000.	45,000,000	45,000,000
Merrill Lynch & Co., Inc., 5.34% (B), dated 12/29/2023, to be repurchased at $25,014,833 on 01/02/2024. Collateralized by U.S. Government Agency Obligations, 3.00% - 7.00%, due 11/15/2032 - 02/20/2072, and with a total value of $25,500,000.	25,000,000	25,000,000
Toronto-Dominion Bank, 5.33% (B), dated 12/29/2023, to be repurchased at $35,020,728 on 01/02/2024. Collateralized by U.S. Government Obligations, 0.38% - 2.50%, due 05/31/2024 - 01/31/2026, and with a total value of $35,700,027.	35,000,000	35,000,000
Toronto-Dominion Bank, 5.35% (B), dated 12/29/2023, to be repurchased at $10,005,944 on 01/02/2024. Collateralized by U.S. Government Obligations, 1.38% - 1.63%, due 01/31/2025 - 11/30/2026, and with a total value of $10,200,042.	10,000,000	10,000,000

Total Repurchase Agreements (Cost $363,917,863)		363,917,863

Total Investments (Cost $837,456,853)		837,456,853
Net Other Assets (Liabilities) - 0.1%		1,103,461

Net Assets - 100.0%		$838,560,314

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$140,813,555	$—	$140,813,555
U.S. Government Obligations	—	50,783,300	—	50,783,300
Short-Term U.S. Government Agency Obligations	—	67,292,020	—	67,292,020
Short-Term U.S. Government Obligations	—	214,650,115	—	214,650,115
Repurchase Agreements	—	363,917,863	—	363,917,863

Total Investments	$—	$837,456,853	$—	$837,456,853

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $473,538,990)	$473,538,990
Repurchase agreement, at value (cost $363,917,863)	363,917,863
Receivables and other assets:
Shares of beneficial interest sold	570,691
Interest	1,999,472
Total assets	840,027,016

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,051,942
Investment management fees	172,056
Distribution and service fees	133,939
Transfer agent costs	1,023
Trustee and CCO fees	237
Audit and tax fees	17,719
Custody fees	31,320
Legal fees	9,395
Printing and shareholder reports fees	38,929
Other accrued expenses	10,142
Total liabilities	1,466,702
Net assets	$838,560,314

Net assets consist of:
Capital stock ($0.01 par value)	$8,385,610
Additional paid-in capital	830,174,322
Total distributable earnings (accumulated losses)	382
Net assets	$838,560,314

Net assets by class:
Initial Class	$212,528,025
Service Class	626,032,289
Shares outstanding:
Initial Class	212,529,123
Service Class	626,031,891
Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Interest income	$43,790,848
Total investment income	43,790,848

Expenses:
Investment management fees	2,084,318
Distribution and service fees:
Service Class	1,635,087
Transfer agent costs	10,302
Trustee and CCO fees	42,772
Audit and tax fees	26,660
Custody fees	126,286
Legal fees	75,930
Printing and shareholder reports fees	126,088
Other	59,214
Total expenses before waiver and/or reimbursement and recapture	4,186,657
Expenses waived and/or reimbursed:
Service Class	(411,092)
Net expenses	3,775,565

Net investment income (loss)	40,015,283

Net realized gain (loss) on:
Investments	6,992
Net realized and change in unrealized gain (loss)	6,992
Net increase (decrease) in net assets resulting from operations	$40,022,275

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$40,015,283	$12,261,508
Net realized gain (loss)	6,992	—
Net increase (decrease) in net assets resulting from operations	40,022,275	12,261,508

Dividends and/or distributions to shareholders:
Initial Class	(10,187,233)	(3,027,452)
Service Class	(29,828,050)	(9,234,056)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(40,015,283)	(12,261,508)

Capital share transactions:
Proceeds from shares sold:
Initial Class	46,152,646	96,163,507
Service Class	130,998,840	299,536,336
	177,151,486	395,699,843
Dividends and/or distributions reinvested:
Initial Class	10,187,144	3,027,489
Service Class	29,828,534	9,234,192
	40,015,678	12,261,681
Cost of shares redeemed:
Initial Class	(62,803,090)	(77,688,788)
Service Class	(205,746,381)	(190,023,272)
	(268,549,471)	(267,712,060)
Net increase (decrease) in net assets resulting from capital share transactions	(51,382,307)	140,249,464
Net increase (decrease) in net assets	(51,375,315)	140,249,464

Net assets:
Beginning of year	889,935,629	749,686,165
End of year	$838,560,314	$889,935,629

Capital share transactions - shares:
Shares issued:
Initial Class	46,153,202	96,162,951
Service Class	131,000,537	299,534,639
	177,153,739	395,697,590
Shares reinvested:
Initial Class	10,187,144	3,027,489
Service Class	29,828,534	9,234,192
	40,015,678	12,261,681
Shares redeemed:
Initial Class	(62,803,090)	(77,688,788)
Service Class	(205,746,381)	(190,023,272)
	(268,549,471)	(267,712,060)
Net increase (decrease) in shares outstanding:
Initial Class	(6,462,744)	21,501,652
Service Class	(44,917,310)	118,745,559
	(51,380,054)	140,247,211

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.05		0.01		0.00	(B)	0.00	(B)	0.02
Net realized and unrealized gain (loss)	0.00	(B)	—		—		—		—
Total investment operations	0.05		0.01		0.00	(B)	0.00	(B)	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.01)		(0.00	)(B)	(0.00	)(B)	(0.02)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	4.87%		1.39%		0.00%		0.29%		1.95%

Ratio and supplemental data:
Net assets end of year (000’s)	$212,528		$218,990		$197,487		$228,116		$176,468
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.29%		0.28%		0.29%		0.37%		0.29%
Including waiver and/or reimbursement and recapture	0.29	%(C)	0.24	%(C)	0.07	%(C)	0.25	%(C)	0.29%
Net investment income (loss) to average net assets	4.75%		1.42%		0.00	%(D)	0.25%		1.96%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class for competitive reasons such as to maintain the expense ratio, or when appropriate, to maintain the yield from becoming negative. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(D)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.05		0.01		0.00	(B)	0.00	(B)	0.02
Net realized and unrealized gain (loss)	0.00	(B)	—		—		—		—
Total investment operations	0.05		0.01		0.00	(B)	0.00	(B)	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.01)		(0.00	)(B)	(0.00	)(B)	(0.02)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	4.67%		1.39%		0.00%		0.25%		1.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$626,032		$670,946		$552,199		$671,955		$386,123
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%		0.53%		0.54%		0.62%		0.54%
Including waiver and/or reimbursement and recapture	0.48	%(C)	0.24	%(C)	0.07	%(C)	0.27	%(C)	0.54%
Net investment income (loss) to average net assets	4.56%		1.47%		0.00	%(D)	0.17%		1.70%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class for competitive reasons such as to maintain the expense ratio, or when appropriate, to maintain the yield from becoming negative. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(D)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Government Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: General market conditions, overall economic trends or events, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, lack of liquidity or other disruptions in the bond markets, or other adverse market events and conditions could cause the value of your investment in the Portfolio, or its yield, to decline. While the Portfolio seeks to maintain a $1.00 share price, when market prices fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Government money market fund risk: The Portfolio operates as a “government” money market portfolio under applicable federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

Repurchase agreements risk: In a repurchase agreement, the Portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Portfolio at a later date, and at a specified price. The securities purchased serve as the Portfolio’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Portfolio is entitled to sell the securities, but the Portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the Portfolio will not have a right to the securities, or the immediate right to sell the securities.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22
Over $3 billion	0.21

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.38%	May 1, 2024
Service Class	0.63	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Additionally, TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the Portfolio to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Portfolio’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Portfolio of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to the Portfolio or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the Portfolio. There can be no assurance that the Portfolio will be able to prevent a negative yield.

Voluntarily waived and/or reimbursed expenses related to the maintenance of the yield are included in Expenses waived and/or reimbursed, and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, in each case included in the Statement of Operations included in this shareholder report. The actual expense ratio of each class of the Portfolio, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Portfolio’s Financial Highlights in this shareholder report.

For the 36-month period ended December 31, 2023, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2021	2022	2023	Total
Initial Class	$489,368	$76,738	$—	$566,106
Service Class	1,356,271	221,781	—	1,578,052

As of December 31, 2023, the balances available for recapture by TAM due to the maintenance of the yield are as follows:

	Amounts Available
	2021	2022	2023	Total
Initial Class	$489,318	$76,738	$—	$566,056
Service Class	1,356,261	221,781	—	1,578,042

For the 36-month period ended December 31, 2023, the amounts waived by financial intermediaries for competitive reasons are as follows:

	Amounts Waived
	2021 (A)	2022 (A)	2023 (A)	Total
Service Class	$1,549,979	$1,574,004	$411,092	$3,535,075

(A)	Not subject to recapture.

For the 36-month period ended December 31, 2023, there are no amounts waived by TAM due to the operating expense limitation.

As of December 31, 2023, there are no amounts available for recapture by TAM due to the operating expense limitation.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 837,456,853	$ —	$ —	$ —

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the capital loss carryforwards utilized are $6,632.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 40,015,283	$ —	$ —	$ 12,261,508	$ —	$ —

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 22	$ 360	$ —	$ —	$ —	$ —

8. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Government Money Market VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Government Money Market VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Government Money Market VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

(unaudited)

MARKET ENVIRONMENT

Risk assets experienced a robust recovery in 2023, particularly in the final months of the year. In the U.S., moderating inflation, less central bank tightening, increased fiscal spending, and euphoria over artificial intelligence fueled gains across many risk assets. Both the economy and consumers demonstrated the ability to look through market and geopolitical shocks over the year. The Nasdaq Index outperformed all major global benchmarks in 2023 and broader U.S., European, Japanese, and Latin American equities also notched attractive gains, while Chinese equities stand out as a laggard over the year. In fixed income, a year-end surge allowed the Bloomberg Global Aggregate Index to finish 2023 with positive total returns despite being negative through mid-November. U.S. 10-year Treasury yields briefly touched 5% at the end of the third quarter, but ultimately ended the year where they started, just below 4%.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Initial Class returned 10.21%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 3000® Index and the Transamerica BlackRock iShares Active Asset Allocation – Conservative VP Blended Benchmark, returned 5.53%, 25.96% and 11.10%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (the “Portfolio”) is a global multi-asset portfolio of exchange-traded funds providing exposure to both equities and fixed income. The portfolio management team seeks to generate alpha via strategic and tactical allocations across and within asset classes. We employ a volatility control mechanism that seeks to reduce the volatility of the Portfolio in periods of market downturn. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process is designed to ensure the Portfolio is diversified across a range of geographies and asset classes.

The Portfolio underperformed the blended benchmark over the 12-month period ended December 31, 2023. Volatility control was the primary detractor over the year, as the process struggled as the market trends changed during 2023. Tactical asset allocation decisions were positive over the year, driven predominantly by an overweight to equities. Adding exposure to Japanese equities post the Silicon Valley Bank crisis benefited the Portfolio in the first half of the year, and an overweight, to varying degrees, U.S. equities through the entirety of 2023 also benefitted the Portfolio. An underweight to U.S. duration detracted from the Portfolio, given the bond market rally in the fourth quarter.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	10.21%	3.42%	3.05%	05/01/2011
Bloomberg US Aggregate Bond Index (A)	5.53%	1.10%	1.81%
Russell 3000® Index (B)	25.96%	15.16%	11.48%
Transamerica BlackRock iShares Active Asset Allocation - Conservative VP Blended Benchmark (A) (C) (D) (E) (F) (G)	11.10%	5.46%	4.68%
Service Class	9.96%	3.16%	2.79%	05/01/2011

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica BlackRock iShares Active Asset Allocation – Conservative VP Blended Benchmark is composed of the following benchmarks: 47% Bloomberg US Aggregate Bond Index, 20% S&P 500® Index, 18% Bloomberg U.S. Treasury 7-10 Year Index, 11% MSCI EAFE Index and 4% Russell 2000® Index.

(D) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(E) The Bloomberg U.S. Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 7-10 years to maturity.

(F) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,039.70	$2.67	$1,022.60	$2.65	0.52%
Service Class	1,000.00	1,039.30	3.96	1,021.30	3.92	0.77

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	60.5%
U.S. Equity Funds	27.8
International Equity Funds	12.1
Other Investment Company	7.2
Repurchase Agreement	0.1
Net Other Assets (Liabilities)	(7.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.4%
International Equity Funds - 12.1%
iShares Core MSCI EAFE ETF	127,664	$8,981,162
iShares MSCI EAFE ETF (A)	217,665	16,401,058
iShares MSCI Eurozone ETF (A)	48,433	2,297,661

		27,679,881

U.S. Equity Funds - 27.8%
iShares Core S&P 500 ETF	112,731	53,843,708
iShares Russell 2000 ETF	48,799	9,794,447

		63,638,155

U.S. Fixed Income Funds - 60.5%
iShares 7-10 Year Treasury Bond ETF	283,549	27,331,288
iShares Core U.S. Aggregate Bond ETF	744,419	73,883,586
iShares iBoxx $ Investment Grade Corporate Bond ETF	116,498	12,891,669
iShares Short Treasury Bond ETF (A)	59,319	6,532,801
iShares U.S. Treasury Bond ETF	771,868	17,783,839

		138,423,183

Total Exchange-Traded Funds (Cost $236,850,706)		229,741,219

	Shares	Value
OTHER INVESTMENT COMPANY - 7.2%
Securities Lending Collateral - 7.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	16,555,114	$ 16,555,114

Total Other Investment Company (Cost $16,555,114)		16,555,114

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $244,118 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $248,995.	$244,050	244,050

Total Repurchase Agreement (Cost $244,050)		244,050

Total Investments (Cost $253,649,870)		246,540,383
Net Other Assets (Liabilities) - (7.7)%		(17,569,481)

Net Assets - 100.0%		$228,970,902

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$229,741,219	$—	$—	$229,741,219
Other Investment Company	16,555,114	—	—	16,555,114
Repurchase Agreement	—	244,050	—	244,050

Total Investments	$246,296,333	$244,050	$—	$246,540,383

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,199,368, collateralized by cash collateral of $16,555,114. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $253,405,820) (including securities loaned of $16,199,368)	$246,296,333
Repurchase agreement, at value (cost $244,050)	244,050
Receivables and other assets:
Net income from securities lending	14,225
Shares of beneficial interest sold	7,560
Interest	51
Total assets	246,562,219

Liabilities:
Cash collateral received upon return of:
Securities on loan	16,555,114
Payables and other liabilities:
Shares of beneficial interest redeemed	853,157
Investment management fees	86,545
Distribution and service fees	47,501
Transfer agent costs	265
Trustee and CCO fees	61
Audit and tax fees	17,626
Custody fees	787
Legal fees	2,532
Printing and shareholder reports fees	17,941
Other accrued expenses	9,788
Total liabilities	17,591,317
Net assets	$228,970,902

Net assets consist of:
Capital stock ($0.01 par value)	$255,534
Additional paid-in capital	256,422,792
Total distributable earnings (accumulated losses)	(27,707,424)
Net assets	$228,970,902

Net assets by class:
Initial Class	$4,193,787
Service Class	224,777,115
Shares outstanding:
Initial Class	464,951
Service Class	25,088,439
Net asset value and offering price per share:
Initial Class	$9.02
Service Class	8.96

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$6,435,358
Interest income from unaffiliated investments	89,314
Net income from securities lending	79,581
Total investment income	6,604,253

Expenses:
Investment management fees	1,168,423
Distribution and service fees:
Service Class	573,978
Transfer agent costs	2,752
Trustee and CCO fees	10,133
Audit and tax fees	19,850
Custody fees	3,923
Legal fees	20,204
Printing and shareholder reports fees	46,622
Other	34,926
Total expenses before waiver and/or reimbursement and recapture	1,880,811
Expenses waived and/or reimbursed:
Initial Class	(2,161)
Service Class	(121,120)
Net expenses	1,757,530

Net investment income (loss)	4,846,723

Net realized gain (loss) on:
Unaffiliated investments	(3,204,639)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	20,403,966
Net realized and change in unrealized gain (loss)	17,199,327
Net increase (decrease) in net assets resulting from operations	$22,046,050

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$4,846,723	$3,425,365
Net realized gain (loss)	(3,204,639)	(22,132,306)
Net change in unrealized appreciation (depreciation)	20,403,966	(29,426,993)
Net increase (decrease) in net assets resulting from operations	22,046,050	(48,133,934)

Dividends and/or distributions to shareholders:
Initial Class	(71,547)	(629,211)
Service Class	(3,344,955)	(38,117,566)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,416,502)	(38,746,777)

Capital share transactions:
Proceeds from shares sold:
Initial Class	359,485	353,432
Service Class	8,228,878	7,164,841
	8,588,363	7,518,273
Dividends and/or distributions reinvested:
Initial Class	71,547	629,211
Service Class	3,344,955	38,117,566
	3,416,502	38,746,777
Cost of shares redeemed:
Initial Class	(518,341)	(701,626)
Service Class	(40,839,731)	(43,909,746)
	(41,358,072)	(44,611,372)
Net increase (decrease) in net assets resulting from capital share transactions	(29,353,207)	1,653,678
Net increase (decrease) in net assets	(10,723,659)	(85,227,033)

Net assets:
Beginning of year	239,694,561	324,921,594
End of year	$228,970,902	$239,694,561

Capital share transactions - shares:
Shares issued:
Initial Class	41,643	34,852
Service Class	961,354	693,842
	1,002,997	728,694
Shares reinvested:
Initial Class	8,281	73,335
Service Class	389,401	4,468,648
	397,682	4,541,983
Shares redeemed:
Initial Class	(59,998)	(69,471)
Service Class	(4,767,283)	(4,510,360)
	(4,827,281)	(4,579,831)
Net increase (decrease) in shares outstanding:
Initial Class	(10,074)	38,716
Service Class	(3,416,528)	652,130
	(3,426,602)	690,846

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.33		$11.56		$11.23		$10.89	$10.82

Investment operations:
Net investment income (loss) (A)	0.20		0.15		0.15		0.14	0.23
Net realized and unrealized gain (loss)	0.64		(1.84)		0.52		0.60	0.97
Total investment operations	0.84		(1.69)		0.67		0.74	1.20

Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.17)		(0.16)		(0.24)	(0.26)
Net realized gains	—		(1.37)		(0.18)		(0.16)	(0.87)
Total dividends and/or distributions to shareholders	(0.15)		(1.54)		(0.34)		(0.40)	(1.13)

Net asset value, end of year	$9.02		$8.33		$11.56		$11.23	$10.89

Total return	10.21%		(15.06)%		5.98%		6.99%	11.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,194		$3,956		$5,046		$4,631	$4,481
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.56%		0.54%		0.58%		0.59%	0.59%
Including waiver and/or reimbursement and recapture	0.51	%(C)	0.49	%(C)	0.57	%(C)	0.59%	0.59%
Net investment income (loss) to average net assets	2.34%		1.52%		1.31%		1.31%	2.06%
Portfolio turnover rate	137%		145%		146%		82%	151%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.27		$11.48		$11.15		$10.82	$10.75

Investment operations:
Net investment income (loss) (A)	0.18		0.12		0.12		0.11	0.20
Net realized and unrealized gain (loss)	0.64		(1.83)		0.52		0.59	0.97
Total investment operations	0.82		(1.71)		0.64		0.70	1.17

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.13)		(0.13)		(0.21)	(0.23)
Net realized gains	—		(1.37)		(0.18)		(0.16)	(0.87)
Total dividends and/or distributions to shareholders	(0.13)		(1.50)		(0.31)		(0.37)	(1.10)

Net asset value, end of year	$8.96		$8.27		$11.48		$11.15	$10.82

Total return	9.96%		(15.29)%		5.74%		6.65%	11.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$224,777		$235,739		$319,876		$343,723	$366,838
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.81%		0.79%		0.83%		0.84%	0.84%
Including waiver and/or reimbursement and recapture	0.76	%(C)	0.74	%(C)	0.82	%(C)	0.84%	0.84%
Net investment income (loss) to average net assets	2.07%		1.26%		1.03%		1.04%	1.80%
Portfolio turnover rate	137%		145%		146%		82%	151%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$16,555,114	$—	$—	$—	$16,555,114
Total Borrowings	$16,555,114	$—	$—	$—	$16,555,114

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400

TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2024
Service Class	0.80	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 313,920,112	$ 334,864,586

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 263,434,019	$ 3,776,415	$ (20,670,051)	$ (16,893,636)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 7,469,875	$ 8,160,010

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,416,502	$ —	$ —	$ 28,419,507	$ 10,327,270	$ —

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,816,097	$ —	$ (15,629,885)	$ —	$ —	$ (16,893,636)

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation –  Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 729,511	$ 47,132

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Risk assets experienced a robust recovery in 2023, particularly in the final months of the year. In the U.S., moderating inflation, less central bank tightening, increased fiscal spending, and euphoria over artificial intelligence fueled gains across many risk assets. Both the economy and consumers demonstrated the ability to look through market and geopolitical shocks over the year. The Nasdaq Index outperformed all major global benchmarks in 2023 and broader U.S., European, Japanese, and Latin American equities also notched attractive gains, while Chinese equities stand out as a laggard over the year. In fixed income, a year-end surge allowed the Bloomberg Global Aggregate Index to finish 2023 with positive total returns despite being negative through mid-November. U.S. 10-year Treasury yields briefly touched 5% at the end of the third quarter, but ultimately ended the year where they started, just below 4%.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Initial Class returned 17.94%. By comparison, its primary, secondary and additional benchmarks, the Russell 3000® Index, the Bloomberg US Aggregate Bond Index and the Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP Blended Benchmark, returned 25.96%, 5.53% and 17.60%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (the “Portfolio”) is a global multi-asset portfolio of exchange-traded funds providing exposure to both equities and fixed income. The portfolio management team seeks to generate alpha via strategic and tactical allocations across and within asset classes. We employ a volatility control mechanism that seeks to reduce the volatility of the Portfolio in periods of market downturn. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process is designed to ensure the Portfolio is diversified across a range of geographies and asset classes.

The Portfolio outperformed the blended benchmark over the 12-month period ended December 31, 2023. Tactical asset allocation decisions were positive over the year, driven predominantly by an overweight to equities. Adding exposure to Japanese equities post the Silicon Valley Bank crisis benefited the Portfolio in the first half of the year, and an overweight, to varying degrees, to U.S. equities through the entirety of 2023 also benefitted the Portfolio. An underweight to U.S. duration detracted from the Portfolio, given the bond market rally in the fourth quarter.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	17.94%	2.68%	2.54%	05/01/2011
Russell 3000® Index (A)	25.96%	15.16%	11.48%
Bloomberg US Aggregate Bond Index (B)	5.53%	1.10%	1.81%
Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP Blended Benchmark (B) (C) (D) (E) (F) (G)	17.60%	9.82%	7.42%
Service Class	17.62%	2.43%	2.30%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 43% S&P 500® Index, 20% MSCI EAFE Index, 20% Bloomberg US Aggregate Bond Index, 10% Bloomberg U.S. Treasury 7-10 Year Index and 7% Russell 2000® Index.

(D) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Bloomberg U.S. Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 7-10 years to maturity.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,061.70	$2.60	$1,022.70	$2.55	0.50%
Service Class	1,000.00	1,060.30	3.89	1,021.40	3.82	0.75

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	53.4%
U.S. Fixed Income Funds	24.7
International Equity Funds	22.0
Other Investment Company	12.6
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(13.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.1%
International Equity Funds - 22.0%
iShares Core MSCI EAFE ETF	409,894	$28,836,043
iShares MSCI EAFE ETF (A)	634,759	47,829,091
iShares MSCI Eurozone ETF (A)	75,964	3,603,732

		80,268,866

U.S. Equity Funds - 53.4%
iShares Core S&P 500 ETF	354,567	169,351,836
iShares Russell 2000 ETF	124,565	25,001,441

		194,353,277

U.S. Fixed Income Funds - 24.7%
iShares 7-10 Year Treasury Bond ETF	144,615	13,939,440
iShares Core U.S. Aggregate Bond ETF	611,079	60,649,591
iShares iBoxx $ Investment Grade Corporate Bond ETF	73,482	8,131,518
iShares Short Treasury Bond ETF	39,400	4,339,122
iShares U.S. Treasury Bond ETF	125,105	2,882,419

		89,942,090

Total Exchange-Traded Funds (Cost $330,052,113)		364,564,233

	Shares	Value
OTHER INVESTMENT COMPANY - 12.6%
Securities Lending Collateral - 12.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	45,641,796	$ 45,641,796

Total Other Investment Company (Cost $45,641,796)		45,641,796

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $1,176,221 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $1,199,435.	$1,175,894	1,175,894

Total Repurchase Agreement (Cost $1,175,894)		1,175,894

Total Investments (Cost $376,869,803)		411,381,923
Net Other Assets (Liabilities) - (13.0)%		(47,231,479)

Net Assets - 100.0%		$364,150,444

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$364,564,233	$—	$—	$364,564,233
Other Investment Company	45,641,796	—	—	45,641,796
Repurchase Agreement	—	1,175,894	—	1,175,894

Total Investments	$410,206,029	$1,175,894	$—	$411,381,923

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $44,663,342, collateralized by cash collateral of $45,641,796. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $375,693,909) (including securities loaned of $44,663,342)	$410,206,029
Repurchase agreement, at value (cost $1,175,894)	1,175,894
Receivables and other assets:
Investments sold	6,034,363
Net income from securities lending	19,323
Shares of beneficial interest sold	166
Interest	245
Total assets	417,436,020

Liabilities:
Cash collateral received upon return of:
Securities on loan	45,641,796
Payables and other liabilities:
Investments purchased	7,091,068
Shares of beneficial interest redeemed	280,505
Investment management fees	136,210
Distribution and service fees	71,054
Transfer agent costs	408
Trustee and CCO fees	94
Audit and tax fees	17,963
Custody fees	1,098
Legal fees	3,776
Printing and shareholder reports fees	30,984
Other accrued expenses	10,620
Total liabilities	53,285,576
Net assets	$364,150,444

Net assets consist of:
Capital stock ($0.01 par value)	$353,679
Additional paid-in capital	394,944,714
Total distributable earnings (accumulated losses)	(31,147,949)
Net assets	$364,150,444

Net assets by class:
Initial Class	$24,404,348
Service Class	339,746,096
Shares outstanding:
Initial Class	2,354,689
Service Class	33,013,237
Net asset value and offering price per share:
Initial Class	$10.36
Service Class	10.29

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$8,161,375
Interest income from unaffiliated investments	46,974
Net income from securities lending	130,440
Total investment income	8,338,789

Expenses:
Investment management fees	1,760,815
Distribution and service fees:
Service Class	822,841
Transfer agent costs	4,159
Trustee and CCO fees	15,099
Audit and tax fees	21,290
Custody fees	18,241
Legal fees	30,257
Printing and shareholder reports fees	95,418
Other	40,102
Total expenses before waiver and/or reimbursement and recapture	2,808,222
Expenses waived and/or reimbursed:
Initial Class	(12,149)
Service Class	(173,644)
Net expenses	2,622,429

Net investment income (loss)	5,716,360

Net realized gain (loss) on:
Unaffiliated investments	2,319,411

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	49,485,318
Net realized and change in unrealized gain (loss)	51,804,729
Net increase (decrease) in net assets resulting from operations	$57,521,089

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$5,716,360	$4,937,009
Net realized gain (loss)	2,319,411	(73,173,926)
Net change in unrealized appreciation (depreciation)	49,485,318	(17,887,770)
Net increase (decrease) in net assets resulting from operations	57,521,089	(86,124,687)

Dividends and/or distributions to shareholders:
Initial Class	(387,664)	(1,411,591)
Service Class	(4,543,854)	(20,703,776)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,931,518)	(22,115,367)

Capital share transactions:
Proceeds from shares sold:
Initial Class	986,098	1,024,437
Service Class	8,732,999	3,622,184
	9,719,097	4,646,621
Dividends and/or distributions reinvested:
Initial Class	387,664	1,411,591
Service Class	4,543,854	20,703,776
	4,931,518	22,115,367
Cost of shares redeemed:
Initial Class	(2,289,253)	(1,490,399)
Service Class	(44,569,698)	(57,178,823)
	(46,858,951)	(58,669,222)
Net increase (decrease) in net assets resulting from capital share transactions	(32,208,336)	(31,907,234)
Net increase (decrease) in net assets	20,381,235	(140,147,288)

Net assets:
Beginning of year	343,769,209	483,916,497
End of year	$364,150,444	$343,769,209

Capital share transactions - shares:
Shares issued:
Initial Class	102,960	102,474
Service Class	915,238	368,200
	1,018,198	470,674
Shares reinvested:
Initial Class	39,638	151,947
Service Class	467,475	2,243,096
	507,113	2,395,043
Shares redeemed:
Initial Class	(240,119)	(149,395)
Service Class	(4,675,094)	(5,866,577)
	(4,915,213)	(6,015,972)
Net increase (decrease) in shares outstanding:
Initial Class	(97,521)	105,026
Service Class	(3,292,381)	(3,255,281)
	(3,389,902)	(3,150,255)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.93		$11.63		$10.86		$11.54	$11.32

Investment operations:
Net investment income (loss) (A)	0.18		0.15		0.14		0.08	0.21
Net realized and unrealized gain (loss)	1.41		(2.24)		0.72		(0.31)	1.05
Total investment operations	1.59		(2.09)		0.86		(0.23)	1.26

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.16)		(0.09)		(0.23)	(0.24)
Net realized gains	—		(0.45)		—		(0.22)	(0.80)
Total dividends and/or distributions to shareholders	(0.16)		(0.61)		(0.09)		(0.45)	(1.04)

Net asset value, end of year	$10.36		$8.93		$11.63		$10.86	$11.54

Total return	17.94%		(18.16)%		7.94%		(1.85)%	11.59%

Ratio and supplemental data:
Net assets end of year (000’s)	$24,404		$21,899		$27,300		$26,178	$28,494
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.56%		0.53%		0.58%		0.58%	0.58%
Including waiver and/or reimbursement and recapture	0.51	%(C)	0.48	%(C)	0.57	%(C)	0.58%	0.58%
Net investment income (loss) to average net assets	1.87%		1.52%		1.29%		0.79%	1.79%
Portfolio turnover rate	49%		309%		268%		105%	205%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.87		$11.54		$10.78		$11.45	$11.23

Investment operations:
Net investment income (loss) (A)	0.15		0.12		0.11		0.06	0.18
Net realized and unrealized gain (loss)	1.41		(2.21)		0.71		(0.31)	1.04
Total investment operations	1.56		(2.09)		0.82		(0.25)	1.22

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.13)		(0.06)		(0.20)	(0.20)
Net realized gains	—		(0.45)		—		(0.22)	(0.80)
Total dividends and/or distributions to shareholders	(0.14)		(0.58)		(0.06)		(0.42)	(1.00)

Net asset value, end of year	$10.29		$8.87		$11.54		$10.78	$11.45

Total return	17.62%		(18.31)%		7.62%		(2.08)%	11.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$339,746		$321,870		$456,616		$489,266	$574,986
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.81%		0.78%		0.83%		0.83%	0.83%
Including waiver and/or reimbursement and recapture	0.76	%(C)	0.73	%(C)	0.82	%(C)	0.83%	0.83%
Net investment income (loss) to average net assets	1.61%		1.24%		1.00%		0.53%	1.54%
Portfolio turnover rate	49%		309%		268%		105%	205%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$45,641,796	$—	$—	$—	$45,641,796
Total Borrowings	$45,641,796	$—	$—	$—	$45,641,796

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400

TAM contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2024
Service Class	0.80	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 171,360,353	$ 184,992,695

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 409,560,836	$ 8,138,757	$ (6,317,670)	$ 1,821,087

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 32,297,000	$ 6,356,879

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,931,518	$ —	$ —	$ 5,055,889	$ 17,059,478	$ —

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,684,843	$ —	$ —	$ (38,653,879)	$ —	$ —	$ 1,821,087

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,068,579	$ 133,438

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

Risk assets experienced a robust recovery in 2023, particularly in the final months of the year. In the U.S., moderating inflation, less central bank tightening, increased fiscal spending, and euphoria over artificial intelligence fueled gains across many risk assets. Both the economy and consumers demonstrated the ability to look through market and geopolitical shocks over the year. The Nasdaq Index outperformed all major global benchmarks in 2023 and broader U.S., European, Japanese, and Latin American equities also notched attractive gains, while Chinese equities stand out as a laggard over the year. In fixed income, a year-end surge allowed the Bloomberg Global Aggregate Index to finish 2023 with positive total returns despite being negative through mid-November. U.S. 10-year Treasury yields briefly touched 5% at the end of the third quarter, but ultimately ended the year where they started, just below 4%.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Initial Class returned 13.55%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 3000® Index and the Transamerica BlackRock iShares Active Asset Allocation – Moderate VP Blended Benchmark, returned 5.53%, 25.96% and 13.86%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (the “Portfolio”) is a global multi-asset portfolio of exchanged-traded funds providing exposure to both equities and fixed income. The portfolio management team seeks to generate alpha via strategic and tactical allocations across and within asset classes. We employ a volatility control mechanism that seeks to reduce the volatility of the Portfolio in periods of market downturn. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process is designed to ensure the Portfolio is diversified across a range of geographies and asset classes.

The Portfolio underperformed the blended benchmark over the 12-month period ended December 31, 2023. Tactical asset allocation decisions were positive over the year, driven predominantly by an overweight to equities. Adding exposure to Japanese equities post the Silicon Valley Bank crisis benefited the Portfolio in the first half of the year, and an overweight, to varying degrees, to U.S. equities through the entirety of 2023 also benefited the Portfolio. An underweight to U.S. duration detracted from the Portfolio, given the bond market rally in the fourth quarter. Volatility control detracted over the year, as the process struggled during the reversal driven environment of 2023.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	13.55%	3.41%	2.98%	05/01/2011
Bloomberg US Aggregate Bond Index (A)	5.53%	1.10%	1.81%
Russell 3000® Index (B)	25.96%	15.16%	11.48%
Transamerica BlackRock iShares Active Asset Allocation - Moderate VP Blended Benchmark (A) (C) (D) (E) (F) (G)	13.86%	7.34%	5.86%
Service Class	13.37%	3.15%	2.73%	05/01/2011

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica BlackRock iShares Active Asset Allocation – Moderate VP Blended Benchmark is composed of the following benchmarks: 35% Bloomberg US Aggregate Bond Index, 30% S&P 500® Index, 15% MSCI EAFE Index, 15% Bloomberg U.S. Treasury 7-10 Year Index and 5% Russell 2000® Index.

(D) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Bloomberg U.S. Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 7-10 years to maturity.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,051.60	$2.53	$1,022.70	$2.50	0.49%
Service Class	1,000.00	1,051.30	3.83	1,021.50	3.77	0.74

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	43.6%
U.S. Equity Funds	38.5
International Equity Funds	17.0
Other Investment Company	10.5
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(10.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Funds - 17.0%
iShares Core MSCI EAFE ETF	639,835	$45,012,392
iShares MSCI EAFE ETF (A)	1,414,120	106,553,942
iShares MSCI Eurozone ETF (A)	192,258	9,120,720

		160,687,054

U.S. Equity Funds - 38.5%
iShares Core S&P 500 ETF	666,364	318,275,437
iShares Russell 2000 ETF	229,760	46,115,130

		364,390,567

U.S. Fixed Income Funds - 43.6%
iShares 7-10 Year Treasury Bond ETF	872,328	84,083,696
iShares Core U.S. Aggregate Bond ETF	2,340,812	232,325,591
iShares iBoxx $ Investment Grade Corporate Bond ETF	334,217	36,984,453
iShares Short Treasury Bond ETF	83,199	9,162,706
iShares U.S. Treasury Bond ETF	2,170,058	49,998,136

		412,554,582

Total Exchange-Traded Funds (Cost $910,443,249)		937,632,203

	Shares	Value
OTHER INVESTMENT COMPANY - 10.5%
Securities Lending Collateral - 10.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	98,809,646	$ 98,809,646

Total Other Investment Company (Cost $98,809,646)		98,809,646

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $10,603,746 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $10,812,871.	$10,600,802	10,600,802

Total Repurchase Agreement (Cost $10,600,802)		10,600,802

Total Investments (Cost $1,019,853,697)		1,047,042,651
Net Other Assets (Liabilities) - (10.7)%		(101,227,520)

Net Assets - 100.0%		$945,815,131

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$937,632,203	$—	$—	$937,632,203
Other Investment Company	98,809,646	—	—	98,809,646
Repurchase Agreement	—	10,600,802	—	10,600,802

Total Investments	$1,036,441,849	$10,600,802	$—	$1,047,042,651

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $96,690,372, collateralized by cash collateral of $98,809,646. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $1,009,252,895) (including securities loaned of $96,690,372)	$1,036,441,849
Repurchase agreement, at value (cost $10,600,802)	10,600,802
Receivables and other assets:
Investments sold	22,530,407
Net income from securities lending	52,344
Interest	2,208
Total assets	1,069,627,610

Liabilities:
Cash collateral received upon return of:
Securities on loan	98,809,646
Payables and other liabilities:
Investments purchased	23,853,385
Shares of beneficial interest redeemed	518,369
Investment management fees	346,461
Distribution and service fees	195,208
Transfer agent costs	1,045
Trustee and CCO fees	240
Audit and tax fees	19,477
Custody fees	2,537
Legal fees	9,814
Printing and shareholder reports fees	41,941
Other accrued expenses	14,356
Total liabilities	123,812,479
Net assets	$945,815,131

Net assets consist of:
Capital stock ($0.01 par value)	$961,512
Additional paid-in capital	1,045,337,042
Total distributable earnings (accumulated losses)	(100,483,423)
Net assets	$945,815,131

Net assets by class:
Initial Class	$2,282,908
Service Class	943,532,223
Shares outstanding:
Initial Class	229,843
Service Class	95,921,307
Net asset value and offering price per share:
Initial Class	$9.93
Service Class	9.84

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$22,953,901
Interest income from unaffiliated investments	303,129
Net income from securities lending	265,620
Total investment income	23,522,650

Expenses:
Investment management fees	4,515,372
Distribution and service fees:
Service Class	2,272,768
Transfer agent costs	10,733
Trustee and CCO fees	39,814
Audit and tax fees	28,797
Custody fees	13,096
Legal fees	78,477
Printing and shareholder reports fees	110,124
Other	65,078
Total expenses before waiver and/or reimbursement and recapture	7,134,259
Expenses waived and/or reimbursed:
Initial Class	(1,157)
Service Class	(479,612)
Net expenses	6,653,490

Net investment income (loss)	16,869,160

Net realized gain (loss) on:
Unaffiliated investments	(2,780,280)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	99,437,035
Net realized and change in unrealized gain (loss)	96,656,755
Net increase (decrease) in net assets resulting from operations	$113,525,915

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$16,869,160	$13,506,533
Net realized gain (loss)	(2,780,280)	(141,265,403)
Net change in unrealized appreciation (depreciation)	99,437,035	(79,398,061)
Net increase (decrease) in net assets resulting from operations	113,525,915	(207,156,931)

Dividends and/or distributions to shareholders:
Initial Class	(38,656)	(298,548)
Service Class	(13,454,458)	(138,334,254)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(13,493,114)	(138,632,802)

Capital share transactions:
Proceeds from shares sold:
Initial Class	335,830	181,564
Service Class	37,269,309	3,522,992
	37,605,139	3,704,556
Dividends and/or distributions reinvested:
Initial Class	38,656	298,548
Service Class	13,454,458	138,334,254
	13,493,114	138,632,802
Cost of shares redeemed:
Initial Class	(371,503)	(432,927)
Service Class	(119,288,741)	(134,896,693)
	(119,660,244)	(135,329,620)
Net increase (decrease) in net assets resulting from capital share transactions	(68,561,991)	7,007,738
Net increase (decrease) in net assets	31,470,810	(338,781,995)

Net assets:
Beginning of year	914,344,321	1,253,126,316
End of year	$945,815,131	$914,344,321

Capital share transactions - shares:
Shares issued:
Initial Class	36,040	17,370
Service Class	3,881,631	325,526
	3,917,671	342,896
Shares reinvested:
Initial Class	4,099	32,380
Service Class	1,438,979	15,135,039
	1,443,078	15,167,419
Shares redeemed:
Initial Class	(39,664)	(39,562)
Service Class	(12,911,070)	(13,215,226)
	(12,950,734)	(13,254,788)
Net increase (decrease) in shares outstanding:
Initial Class	475	10,188
Service Class	(7,590,460)	2,245,339
	(7,589,985)	2,255,527

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.90		$12.46		$11.61		$11.67	$11.50

Investment operations:
Net investment income (loss) (A)	0.20		0.16		0.16		0.12	0.23
Net realized and unrealized gain (loss)	1.00		(2.21)		0.83		0.27	1.04
Total investment operations	1.20		(2.05)		0.99		0.39	1.27

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.18)		(0.14)		(0.24)	(0.26)
Net realized gains	—		(1.33)		—		(0.21)	(0.84)
Total dividends and/or distributions to shareholders	(0.17)		(1.51)		(0.14)		(0.45)	(1.10)

Net asset value, end of year	$9.93		$8.90		$12.46		$11.61	$11.67

Total return	13.55%		(16.86)%		8.52%		3.59%	11.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,283		$2,042		$2,732		$2,496	$2,710
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.53%		0.52%		0.56%		0.56%	0.56%
Including waiver and/or reimbursement and recapture	0.48	%(C)	0.47	%(C)	0.55	%(C)	0.56%	0.56%
Net investment income (loss) to average net assets	2.11%		1.56%		1.32%		1.11%	1.98%
Portfolio turnover rate	81%		245%		196%		99%	179%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.81		$12.35		$11.50		$11.57	$11.41

Investment operations:
Net investment income (loss) (A)	0.17		0.13		0.12		0.10	0.20
Net realized and unrealized gain (loss)	1.00		(2.20)		0.84		0.25	1.02
Total investment operations	1.17		(2.07)		0.96		0.35	1.22

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.14)		(0.11)		(0.21)	(0.22)
Net realized gains	—		(1.33)		—		(0.21)	(0.84)
Total dividends and/or distributions to shareholders	(0.14)		(1.47)		(0.11)		(0.42)	(1.06)

Net asset value, end of year	$9.84		$8.81		$12.35		$11.50	$11.57

Total return	13.37%		(17.14)%		8.33%		3.25%	11.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$943,532		$912,302		$1,250,394		$1,319,740	$1,422,002
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.78%		0.77%		0.81%		0.81%	0.81%
Including waiver and/or reimbursement and recapture	0.73	%(C)	0.72	%(C)	0.80	%(C)	0.81%	0.81%
Net investment income (loss) to average net assets	1.85%		1.31%		1.04%		0.87%	1.72%
Portfolio turnover rate	81%		245%		196%		99%	179%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Active Asset Allocation—Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions Exchange-Traded Funds	$98,809,646	$—	$—	$—	$98,809,646
Total Borrowings	$98,809,646	$—	$—	$—	$98,809,646

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400

TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.55%	May 1, 2024
Service Class	0.80	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 731,157,722	$ 780,483,593

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,071,158,532	$ 27,221,568	$ (51,337,449)	$ (24,115,881)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 69,713,844	$ 23,491,823

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 13,493,114	$ —	$ —	$ 112,677,997	$ 25,954,805	$ —

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,838,125	$ —	$ (93,205,667)	$ —	$ —	$ (24,115,881)

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,064,419	$ 264,022

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

(unaudited)

MARKET ENVIRONMENT

Risk assets experienced a robust recovery in 2023, particularly in the final months of the year. In the U.S., moderating inflation, less central bank tightening, increased fiscal spending, and euphoria over artificial intelligence fueled gains across many risk assets. Both the economy and consumers demonstrated the ability to look through market and geopolitical shocks over the year. The Nasdaq Index outperformed all major global benchmarks in 2023 and broader U.S., European, Japanese, and Latin American equities also notched attractive gains, while Chinese equities stand out as a laggard over the year. In fixed income, a year-end surge allowed the Bloomberg Global Aggregate Index to finish 2023 with positive total returns despite being negative through mid-November. U.S. 10-year Treasury yields briefly touched 5% at the end of the third quarter, but ultimately ended the year where they started, just below 4%.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP, Service Class returned 12.66%. By comparison, its primary, secondary and additional benchmarks, the S&P 500® Index, the Bloomberg US Aggregate Bond Index and the Transamerica BlackRock iShares Dynamic Allocation – Balanced VP Blended Benchmark, returned 26.29%, 5.53% and 14.03%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (the “Portfolio”) is a global multi-asset portfolio of exchange-traded funds providing exposure to both equities and fixed income. The portfolio management team seeks to generate alpha via strategic and tactical allocations across and within asset classes. We employ a volatility control mechanism that seeks to reduce the volatility of the Portfolio in periods of market downturn. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process is designed to ensure the Portfolio is diversified across a range of geographies and asset classes.

The Portfolio underperformed the blended benchmark over the 12-month period ended December 31, 2023. Tactical asset allocation decisions were positive over the year, driven predominantly by a preference for short-dated U.S. duration bonds. Adding exposure to Japanese equities post the Silicon Valley Bank crisis benefited the Portfolio in the first half of the year. Volatility control detracted from the Portfolio given challenges re-risking quickly in the reversal driven environment throughout 2023.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	12.66%	3.61%	3.01%	05/01/2012
S&P 500® Index (A)	26.29%	15.69%	12.03%
Bloomberg US Aggregate Bond Index (B)	5.53%	1.10%	1.81%
Transamerica BlackRock iShares Dynamic Allocation - Balanced VP Blended Benchmark (A) (B) (C) (D) (E)	14.03%	8.27%	6.97%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica BlackRock iShares Dynamic Allocation - Balanced VP Blended Benchmark is composed of the following benchmarks: 35% S&P 500® Index, 25% Bloomberg US Aggregate Bond Index, 25% Bloomberg U.S. Treasury 7-10 Year Index and 15% MSCI EAFE Index.

(D) The Bloomberg U.S. Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 7-10 years to maturity.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a Portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,046.00	$3.87	$1,021.40	$3.82	0.75%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	49.0%
U.S. Equity Fund	35.4
International Equity Funds	15.0
Other Investment Company	13.1
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(12.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 15.0%
iShares Core MSCI EAFE ETF	462,781	$ 32,556,644
iShares MSCI EAFE ETF (A)	1,024,778	77,217,022

		109,773,666

U.S. Equity Fund - 35.4%
iShares Core S&P 500 ETF	542,783	259,249,444

U.S. Fixed Income Funds - 49.0%
iShares 7-10 Year Treasury Bond ETF	1,461,988	140,921,023
iShares Core U.S. Aggregate Bond ETF	1,280,776	127,117,018
iShares iBoxx $ Investment Grade Corporate Bond ETF (A)	191,487	21,189,952
iShares Short Treasury Bond ETF	370,223	40,772,659
iShares U.S. Treasury Bond ETF	1,219,608	28,099,768

		358,100,420

Total Exchange-Traded Funds (Cost $700,605,771)		727,123,530

OTHER INVESTMENT COMPANY - 13.1%
Securities Lending Collateral - 13.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	95,756,189	95,756,189

Total Other Investment Company (Cost $95,756,189)		95,756,189

Principal	Value
REPURCHASE AGREEMENT - 0.3%

Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $1,899,200 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $1,936,701.

$ 1,898,673	$ 1,898,673

Total Repurchase Agreement (Cost $1,898,673)	1,898,673

Total Investments (Cost $798,260,633)	824,778,392
Net Other Assets (Liabilities) - (12.8)%	(93,599,180)

Net Assets - 100.0%	$ 731,179,212

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$727,123,530	$—	$—	$727,123,530
Other Investment Company	95,756,189	—	—	95,756,189
Repurchase Agreement	—	1,898,673	—	1,898,673

Total Investments	$822,879,719	$1,898,673	$—	$824,778,392

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $93,716,980, collateralized by cash collateral of $95,756,189. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $796,361,960) (including securities loaned of $93,716,980)	$822,879,719
Repurchase agreement, at value (cost $1,898,673)	1,898,673
Receivables and other assets:
Investments sold	2,880,079
Net income from securities lending	30,485
Interest	396
Total assets	827,689,352

Liabilities:
Cash collateral received upon return of:
Securities on loan	95,756,189
Payables and other liabilities:
Shares of beneficial interest redeemed	242,347
Investment management fees	273,348
Distribution and service fees	153,878
Transfer agent costs	843
Trustee and CCO fees	194
Audit and tax fees	17,557
Custody fees	8,358
Legal fees	8,032
Printing and shareholder reports fees	39,125
Other accrued expenses	10,269
Total liabilities	96,510,140
Net assets	$731,179,212

Net assets consist of:
Capital stock ($0.01 par value)	$694,762
Additional paid-in capital	780,417,828
Total distributable earnings (accumulated losses)	(49,933,378)
Net assets	$731,179,212
Shares outstanding	69,476,180
Net asset value and offering price per share	$10.52

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$18,897,160
Interest income from unaffiliated investments	318,067
Net income from securities lending	118,690
Total investment income	19,333,917

Expenses:
Investment management fees	3,686,007
Distribution and service fees	1,855,106
Transfer agent costs	8,751
Trustee and CCO fees	33,045
Audit and tax fees	23,461
Custody fees	37,300
Legal fees	64,215
Printing and shareholder reports fees	106,317
Other	55,799
Total expenses before waiver and/or reimbursement and recapture	5,870,001
Expense waived and/or reimbursed	(391,467)
Net expenses	5,478,534

Net investment income (loss)	13,855,383

Net realized gain (loss) on:
Unaffiliated investments	(8,900,574)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	83,552,316
Net realized and change in unrealized gain (loss)	74,651,742
Net increase (decrease) in net assets resulting from operations	$88,507,125

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$13,855,383	$10,335,878
Net realized gain (loss)	(8,900,574)	(9,120,120)
Net change in unrealized appreciation (depreciation)	83,552,316	(157,116,327)
Net increase (decrease) in net assets resulting from operations	88,507,125	(155,900,569)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(10,318,343)	(71,483,514)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,318,343)	(71,483,514)

Capital share transactions:
Proceeds from shares sold	5,664,814	3,179,949
Dividends and/or distributions reinvested	10,318,343	71,483,514
Cost of shares redeemed	(114,520,093)	(106,935,562)
Net increase (decrease) in net assets resulting from capital share transactions	(98,536,936)	(32,272,099)
Net increase (decrease) in net assets	(20,348,154)	(259,656,182)

Net assets:
Beginning of year	751,527,366	1,011,183,548
End of year	$731,179,212	$751,527,366

Capital share transactions - shares:
Shares issued	565,426	291,809
Shares reinvested	1,028,748	7,301,687
Shares redeemed	(11,515,488)	(10,149,008)
Net increase (decrease) in shares outstanding	(9,921,314)	(2,555,512)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.47		$12.34		$12.53		$12.98	$11.66

Investment operations:
Net investment income (loss) (A)	0.19		0.13		0.12		0.07	0.20
Net realized and unrealized gain (loss)	1.00		(2.06)		1.00		(0.15)	1.66
Total investment operations	1.19		(1.93)		1.12		(0.08)	1.86

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.13)		(0.07)		(0.21)	(0.21)
Net realized gains	—		(0.81)		(1.24)		(0.16)	(0.33)
Total dividends and/or distributions to shareholders	(0.14)		(0.94)		(1.31)		(0.37)	(0.54)

Net asset value, end of year	$10.52		$9.47		$12.34		$12.53	$12.98

Total return	12.66%		(15.89)%		9.17%		(0.55)%	16.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$731,179		$751,527		$1,011,184		$1,043,546	$1,134,418
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.79%		0.77%		0.84%		0.85%	0.84%
Including waiver and/or reimbursement and recapture	0.74	% (C)	0.72	% (C)	0.83	% (C)	0.85%	0.84%
Net investment income (loss) to average net assets	1.87%		1.22%		0.95%		0.58%	1.56%
Portfolio turnover rate	63%		227%		55%		127%	14%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Dynamic Allocation - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$95,756,189	$—	$—	$—	$95,756,189
Total Borrowings	$95,756,189	$—	$—	$—	$95,756,189

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400

TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.80%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 460,513,677	$ 542,183,808

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 832,190,603	$ 29,431,753	$ (36,843,964)	$ (7,412,211)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 54,094,084

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,318,343	$ —	$ —	$ 45,442,072	$ 26,041,442	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 13,823,582	$ —	$ (54,094,084)	$ —	$ (2,250,665)	$ (7,412,211)

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 3,117,917	$ 201,434

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Risk assets experienced a robust recovery in 2023, particularly in the final months of the year. In the U.S., moderating inflation, less central bank tightening, increased fiscal spending, and euphoria over artificial intelligence fueled gains across many risk assets. Both the economy and consumers demonstrated the ability to look through market and geopolitical shocks over the year. The Nasdaq Index outperformed all major global benchmarks in 2023 and broader U.S., European, Japanese, and Latin American equities also notched attractive gains, while Chinese equities stand out as a laggard over the year. In fixed income, a year-end surge allowed the Bloomberg Global Aggregate Index to finish 2023 with positive total returns despite being negative through mid-November. U.S. 10-year Treasury yields briefly touched 5% at the end of the third quarter, but ultimately ended the year where they started, just below 4%.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, Service Class returned 17.28%. By comparison, its primary, secondary and additional benchmarks, the S&P 500® Index, the Bloomberg US Aggregate Bond Index and the Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP Blended Benchmark, returned 26.29%, 5.53% and 18.05%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (the “Portfolio”) is a global multi-asset portfolio of exchange-traded funds providing exposure to both equities and fixed income. The portfolio management team seeks to generate alpha via strategic and tactical allocations across and within asset classes. We employ a volatility control mechanism that seeks to reduce the volatility of the Portfolio in periods of market downturn. Our process focuses on developing insights on the macroeconomic environment and market pricing in a robust, repeatable manner. As such, we combine high conviction tactical views while holistically analyzing market risk to effectively size active trades. This process is designed to ensure the Portfolio is diversified across a range of geographies and asset classes.

The Portfolio underperformed the blended benchmark over the 12-month period ended December 31, 2023. Tactical asset allocation decisions were positive over the year, driven predominantly by a preference for short-dated U.S. duration bonds. Adding exposure to Japanese equities post the Silicon Valley Bank crisis benefited the Portfolio in the first half of the year. Volatility control modestly detracted from the Portfolio.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 year	10 year or Since Inception	Inception Date
Service Class	17.28%	4.96%	3.63%	05/01/2012
S&P 500® Index (A)	26.29%	15.69%	12.03%
Bloomberg US Aggregate Bond Index (B)	5.53%	1.10%	1.81%
Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP Blended Benchmark (A) (B) (C) (D) (E)	18.05%	10.89%	8.63%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® Index, 20% MSCI EAFE Index, 15% Bloomberg US Aggregate Bond Index and 15% Bloomberg U.S. Treasury 7-10 Year Index.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada

(E) The Bloomberg U.S. Treasury 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 7-10 years to maturity.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a Portfolio asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,057.30	$3.94	$1,021.40	$3.87	0.76%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	50.1%
U.S. Fixed Income Funds	27.5
International Equity Funds	20.2
Other Investment Company	7.3
Repurchase Agreement	2.3
Net Other Assets (Liabilities)	(7.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.8%
International Equity Funds - 20.2%
iShares Core MSCI EAFE ETF	599,992	$ 42,209,438
iShares MSCI EAFE ETF (A)	338,064	25,473,122

		67,682,560

U.S. Equity Fund - 50.1%
iShares Core S&P 500 ETF	351,700	167,982,471

U.S. Fixed Income Funds - 27.5%
iShares 7-10 Year Treasury Bond ETF	334,883	32,279,373
iShares Core U.S. Aggregate Bond ETF	382,177	37,931,067
iShares iBoxx $ Investment Grade Corporate Bond ETF	51,168	5,662,251
iShares Short Treasury Bond ETF	97,314	10,717,191
iShares U.S. Treasury Bond ETF	250,957	5,782,049

		92,371,931

Total Exchange-Traded Funds (Cost $295,302,290)		328,036,962

OTHER INVESTMENT COMPANY - 7.3%
Securities Lending Collateral - 7.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	24,435,257	24,435,257

Total Other Investment Company (Cost $24,435,257)		24,435,257

Principal	Value
REPURCHASE AGREEMENT - 2.3%

Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $7,602,012 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $7,751,989.

$ 7,599,900	$ 7,599,900

Total Repurchase Agreement (Cost $7,599,900)	7,599,900

Total Investments (Cost $327,337,447)	360,072,119
Net Other Assets (Liabilities) - (7.4)%	(24,755,644)

Net Assets - 100.0%	$ 335,316,475

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$328,036,962	$—	$—	$328,036,962
Other Investment Company	24,435,257	—	—	24,435,257
Repurchase Agreement	—	7,599,900	—	7,599,900

Total Investments	$352,472,219	$7,599,900	$—	$360,072,119

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $23,911,644, collateralized by cash collateral of $24,435,257. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $319,737,547) (including securities loaned of $23,911,644)	$352,472,219
Repurchase agreement, at value (cost $7,599,900)	7,599,900
Receivables and other assets:
Investments sold	1,344,017
Net income from securities lending	8,139
Shares of beneficial interest sold	523
Interest	1,583
Total assets	361,426,381

Liabilities:
Cash collateral received upon return of:
Securities on loan	24,435,257
Payables and other liabilities:
Investments purchased	1,237,588
Shares of beneficial interest redeemed	186,143
Investment management fees	125,659
Distribution and service fees	70,248
Transfer agent costs	383
Trustee and CCO fees	88
Audit and tax fees	18,793
Custody fees	3,916
Legal fees	3,575
Printing and shareholder reports fees	20,700
Other accrued expenses	7,556
Total liabilities	26,109,906
Net assets	$335,316,475

Net assets consist of:
Capital stock ($0.01 par value)	$287,501
Additional paid-in capital	332,545,901
Total distributable earnings (accumulated losses)	2,483,073
Net assets	$335,316,475
Shares outstanding	28,750,143
Net asset value and offering price per share	$11.66

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$7,591,169
Interest income from unaffiliated investments	215,964
Net income from securities lending	44,184
Total investment income	7,851,317

Expenses:
Investment management fees	1,660,483
Distribution and service fees	830,241
Transfer agent costs	3,923
Trustee and CCO fees	14,582
Audit and tax fees	23,689
Custody fees	19,113
Legal fees	28,636
Printing and shareholder reports fees	60,990
Other	37,375
Total expenses before waiver and/or reimbursement and recapture	2,679,032
Expense waived and/or reimbursed	(175,203)
Net expenses	2,503,829

Net investment income (loss)	5,347,488

Net realized gain (loss) on:
Unaffiliated investments	(3,164,340)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	50,708,455
Net realized and change in unrealized gain (loss)	47,544,115
Net increase (decrease) in net assets resulting from operations	$52,891,603

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –  Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$5,347,488	$4,247,797
Net realized gain (loss)	(3,164,340)	(4,034,108)
Net change in unrealized appreciation (depreciation)	50,708,455	(74,115,041)
Net increase (decrease) in net assets resulting from operations	52,891,603	(73,901,352)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(4,242,030)	(38,388,003)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,242,030)	(38,388,003)

Capital share transactions:
Proceeds from shares sold	5,268,332	2,943,930
Dividends and/or distributions reinvested	4,242,030	38,388,003
Cost of shares redeemed	(50,405,726)	(54,019,645)
Net increase (decrease) in net assets resulting from capital share transactions	(40,895,364)	(12,687,712)
Net increase (decrease) in net assets	7,754,209	(124,977,067)

Net assets:
Beginning of year	327,562,266	452,539,333
End of year	$335,316,475	$327,562,266

Capital share transactions - shares:
Shares issued	482,756	242,400
Shares reinvested	383,894	3,673,493
Shares redeemed	(4,652,963)	(4,714,462)
Net increase (decrease) in shares outstanding	(3,786,313)	(798,569)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020	December 31, 2019
Net asset value, beginning of year	$10.07		$13.58		$13.04		$13.70	$12.32

Investment operations:
Net investment income (loss) (A)	0.17		0.13		0.12		0.04	0.19
Net realized and unrealized gain (loss)	1.56		(2.38)		1.72		(0.35)	1.85
Total investment operations	1.73		(2.25)		1.84		(0.31)	2.04

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.14)		(0.04)		(0.21)	(0.19)
Net realized gains	—		(1.12)		(1.26)		(0.14)	(0.47)
Total dividends and/or distributions to shareholders	(0.14)		(1.26)		(1.30)		(0.35)	(0.66)

Net asset value, end of year	$11.66		$10.07		$13.58		$13.04	$13.70

Total return	17.28%		(16.92)%		14.41%		(2.17)%	16.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$335,316		$327,562		$452,539		$450,524	$504,075
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.81%		0.78%		0.86%		0.87%	0.86%
Including waiver and/or reimbursement and recapture	0.75	%(C)	0.73	%(C)	0.85	%(C)	0.87%	0.86%
Net investment income (loss) to average net assets	1.61%		1.14%		0.92%		0.31%	1.47%
Portfolio turnover rate	32%		288%		43%		173%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions Exchange-Traded Funds	$24,435,257	$—	$—	$—	$24,435,257
Total Borrowings	$24,435,257	$—	$—	$—	$24,435,257

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.5000%
Over $500 million up to $1 billion	0.4900
Over $1 billion up to $2.5 billion	0.4725
Over $2.5 billion up to $3.5 billion	0.4650
Over $3.5 billion up to $4.5 billion	0.4525
Over $4.5 billion	0.4400

TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.80%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 101,872,379	$ 141,707,860

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, organizational expenses and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 345,549,880	$ 21,592,098	$ (7,069,859)	$ 14,522,239

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 16,590,056

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,242,030	$ —	$ —	$ 34,894,705	$ 3,493,298	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,315,522	$ —	$ —	$ (16,590,056)	$ —	$ (764,632)	$ 14,522,239

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Dynamic Allocation –
Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,896,139	$ 119,520

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

MARKET ENVIRONMENT

The most awaited recession in recent history failed to materialize in 2023. On the contrary, the bounce back of returns in 2023 supported the on-going “soft landing” narrative. The rally in U.S. equities, as measured by the S&P 500® Index (“S&P 500®”) was narrow, led by the “magnificent seven.” As a result, the S&P 500® outperformed its equal-weighted counterpart for the year by a wide margin. Coupled with the rally in fixed income, investors ended the year with strong returns across stocks and bonds.

Fixed income investors experienced a sharp reversal in 2023. The first three quarters of the year ended up mixed with the 10-year U.S. Treasury yield selling off and credit spreads narrowing marginally. In the last quarter of the year, rates rebounded and fixed income ended the year up in solid positive territory with the Bloomberg US Aggregate Bond Index up 5.53%. High Yield bonds led bonds in 2023, with the iBoxx Liquid High Yield Corporate Bond Index gaining 12.91% during the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock iShares Edge 40 VP, Initial Class returned 9.45%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Conservative Portfolio Index and the Transamerica BlackRock iShares Edge 40 VP Blended Benchmark, returned 9.81% and 9.50%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) underperformed its primary benchmark for the fiscal year ended December 31, 2023 due to its lower risk orientation, caused by the exposure to minimum volatility factor funds. While the Portfolio has slightly higher equity exposure than the benchmark, it still slightly underperformed due to the minimum volatility tilt.

Equity style risk factors ended in positive territory in 2023. The quality factor outperformed, returning 31.09%, while the broad MSCI USA Index returned 27.10%. Value, momentum, size, and minimum volatility factors posted positive gains in 2023, but underperformed the broader equity markets.

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity exchange-traded funds (“ETFs”) advised by our affiliate. The smart beta ETFs are focused on systematic risk factors in the equity space. These risk premia historically have shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are quality, value, (smaller) size, momentum and minimum volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the minimum volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The equity allocation of the Portfolio is designed to capture long-term risk premia, while the fixed income allocation provides passive exposure to broad-based bond markets. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is typically lower than the benchmark.

Greg Savage

Paul Whitehead

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.45%	4.71%	3.63%	05/01/2002
Dow Jones Moderately Conservative Portfolio Index (A)	9.81%	4.35%	3.82%
Transamerica BlackRock iShares Edge 40 VP Blended Benchmark (B) (C) (D) (E) (F) (G) (H)	9.50%	6.06%	5.10%
Service Class	9.07%	4.46%	3.37%	05/01/2003

(A) The Dow Jones Moderately Conservative Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock iShares Edge 40 VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index, 23.50% MSCI USA Diversified Multi-Factor Index, 10% ICE BofAML US Corporate Index, 7.80% MSCI EAFE Minimum Volatility Index, 6.50% MSCI USA Minimum Volatility Index and 2.20% MSCI EM Minimum Volatility Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(E) The ICE BofAML US Corporate Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

(F) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(G) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(H) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,049.70	$1.60	$1,023.60	$1.58	0.31%
Service Class	1,000.00	1,048.20	2.89	1,022.40	2.85	0.56

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	59.7%
U.S. Equity Funds	30.2
International Equity Funds	10.0
Other Investment Company	1.3
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 10.0%
iShares MSCI EAFE Min Vol Factor ETF (A)	262,146	$ 18,177,204
iShares MSCI Emerging Markets Min Vol Factor ETF	92,524	5,143,409

		23,320,613

U.S. Equity Funds - 30.2%
iShares MSCI USA Min Vol Factor ETF	195,398	15,246,906
iShares MSCI USA Momentum Factor ETF	96,595	15,154,790
iShares MSCI USA Quality Factor ETF	103,170	15,180,434
iShares MSCI USA Size Factor ETF (A)	70,853	9,343,385
iShares MSCI USA Value Factor ETF (A)	149,853	15,159,129

		70,084,644

U.S. Fixed Income Funds - 59.7%
iShares Broad USD Investment Grade Corporate Bond ETF (A)	452,171	23,178,285
iShares Core U.S. Aggregate Bond ETF	1,162,218	115,350,137

		138,528,422

Total Exchange-Traded Funds (Cost $220,236,587)		231,933,679

	Shares	Value
OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	2,937,675	$2,937,675

Total Other Investment Company (Cost $2,937,675)		2,937,675

Total Investments (Cost $223,174,262)		234,871,354
Net Other Assets (Liabilities) - (1.2)%		(2,767,860)

Net Assets - 100.0%		$ 232,103,494

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$231,933,679	$—	$—	$231,933,679
Other Investment Company	2,937,675	—	—	2,937,675

Total Investments	$234,871,354	$—	$—	$234,871,354

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,874,455, collateralized by cash collateral of $2,937,675 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,045,575. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $223,174,262) (including securities loaned of $4,874,455)	$234,871,354
Cash	12,904
Foreign currency, at value (cost $666)	668
Receivables and other assets:
Investments sold	1,919,804
Net income from securities lending	1,192
Shares of beneficial interest sold	734
Dividends	10,222
Tax reclaims	15,851
Total assets	236,832,729

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,937,675
Payables and other liabilities:
Investments purchased	1,484,205
Shares of beneficial interest redeemed	156,722
Investment management fees	48,036
Distribution and service fees	44,545
Transfer agent costs	266
Trustee and CCO fees	61
Audit and tax fees	24,541
Custody fees	5,854
Legal fees	2,569
Printing and shareholder reports fees	18,886
Other accrued expenses	5,875
Total liabilities	4,729,235
Net assets	$232,103,494

Net assets consist of:
Capital stock ($0.01 par value)	$270,604
Additional paid-in capital	212,339,575
Total distributable earnings (accumulated losses)	19,493,315
Net assets	$232,103,494

Net assets by class:
Initial Class	$20,117,708
Service Class	211,985,786
Shares outstanding:
Initial Class	2,328,966
Service Class	24,731,393
Net asset value and offering price per share:
Initial Class	$8.64
Service Class	8.57

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$6,709,199
Interest income from unaffiliated investments	2,034
Net income from securities lending	42,282
Total investment income	6,753,515

Expenses:
Investment management fees	709,263
Distribution and service fees:
Service Class	541,441
Transfer agent costs	2,785
Trustee and CCO fees	10,290
Audit and tax fees	26,795
Custody fees	27,918
Legal fees	20,474
Printing and shareholder reports fees	49,777
Other	25,194
Total expenses before waiver and/or reimbursement and recapture	1,413,937
Expenses waived and/or reimbursed:
Initial Class	(12,124)
Service Class	(131,621)
Recapture of previously waived and/or reimbursed fees:
Initial Class	278
Service Class	2,928
Net expenses	1,273,398

Net investment income (loss)	5,480,117

Net realized gain (loss) on:
Unaffiliated investments	2,861,533
Foreign currency transactions	(207)
Net realized gain (loss)	2,861,326

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	12,051,420
Translation of assets and liabilities denominated in foreign currencies	730
Net change in unrealized appreciation (depreciation)	12,052,150
Net realized and change in unrealized gain (loss)	14,913,476
Net increase (decrease) in net assets resulting from operations	$20,393,593

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$5,480,117	$4,766,452
Net realized gain (loss)	2,861,326	3,353,719
Net change in unrealized appreciation (depreciation)	12,052,150	(54,597,217)
Net increase (decrease) in net assets resulting from operations	20,393,593	(46,477,046)

Dividends and/or distributions to shareholders:
Initial Class	(762,305)	(1,286,031)
Service Class	(7,677,357)	(14,351,762)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(8,439,662)	(15,637,793)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,039,407	1,122,716
Service Class	1,234,141	3,030,034
	2,273,548	4,152,750
Dividends and/or distributions reinvested:
Initial Class	762,305	1,286,031
Service Class	7,677,357	14,351,762
	8,439,662	15,637,793
Cost of shares redeemed:
Initial Class	(2,621,143)	(3,031,135)
Service Class	(33,856,700)	(41,862,970)
	(36,477,843)	(44,894,105)
Net increase (decrease) in net assets resulting from capital share transactions	(25,764,633)	(25,103,562)
Net increase (decrease) in net assets	(13,810,702)	(87,218,401)

Net assets:
Beginning of year	245,914,196	333,132,597
End of year	$232,103,494	$245,914,196

Capital share transactions - shares:
Shares issued:
Initial Class	124,213	124,939
Service Class	149,521	327,108
	273,734	452,047
Shares reinvested:
Initial Class	92,625	152,193
Service Class	939,701	1,710,580
	1,032,326	1,862,773
Shares redeemed:
Initial Class	(313,381)	(337,841)
Service Class	(4,089,827)	(4,715,104)
	(4,403,208)	(5,052,945)

Net increase (decrease) in shares outstanding:
Initial Class	(96,543)	(60,709)
Service Class	(3,000,605)	(2,677,416)
	(3,097,148)	(2,738,125)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$8.21		$10.20		$9.98		$9.39		$9.61

Investment operations:
Net investment income (loss) (A)	0.21		0.18		0.15		0.17		0.24
Net realized and unrealized gain (loss)	0.55		(1.62)		0.45		0.72		1.18
Total investment operations	0.76		(1.44)		0.60		0.89		1.42

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.17)		(0.18)		(0.23)		(0.24)
Net realized gains	(0.13)		(0.38)		(0.20)		(0.07)		(1.40)
Total dividends and/or distributions to shareholders	(0.33)		(0.55)		(0.38)		(0.30)		(1.64)

Net asset value, end of year	$8.64		$8.21		$10.20		$9.98		$9.39

Total return	9.45%		(14.24)%		6.09%		9.65%		15.31%

Ratio and supplemental data:
Net assets end of year (000’s)	$20,118		$19,923		$25,371		$27,992		$25,439
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.37%		0.35%		0.34%		0.34%		0.34%
Including waiver and/or reimbursement and recapture	0.31	%(C)	0.30	%(C)(D)	0.29	%(D)	0.29	%(D)	0.30	%(D)
Net investment income (loss) to average net assets	2.56%		1.97%		1.50%		1.84%		2.42%
Portfolio turnover rate	4%		5%		6%		13%		4%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
(D)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$8.15		$10.12		$9.91		$9.32		$9.54

Investment operations:
Net investment income (loss) (A)	0.19		0.15		0.13		0.15		0.21
Net realized and unrealized gain (loss)	0.53		(1.59)		0.44		0.72		1.18
Total investment operations	0.72		(1.44)		0.57		0.87		1.39

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.15)		(0.16)		(0.21)		(0.21)
Net realized gains	(0.13)		(0.38)		(0.20)		(0.07)		(1.40)
Total dividends and/or distributions to shareholders	(0.30)		(0.53)		(0.36)		(0.28)		(1.61)

Net asset value, end of year	$8.57		$8.15		$10.12		$9.91		$9.32

Total return	9.07%		(14.44)%		5.78%		9.45%		15.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$211,985		$225,991		$307,762		$322,599		$316,279
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.62%		0.60%		0.59%		0.59%		0.59%
Including waiver and/or reimbursement and recapture	0.56	%(C)	0.55	%(C)(D)	0.54	%(D)	0.54	%(D)	0.55	%(D)
Net investment income (loss) to average net assets	2.30%		1.71%		1.26%		1.58%		2.17%
Portfolio turnover rate	4%		5%		6%		13%		4%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
(D)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$2,937,675	$—	$—	$—	$2,937,675
Total Borrowings	$2,937,675	$—	$—	$—	$2,937,675

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes,

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.

Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.31%	May 1, 2024
Service Class	0.56	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2023, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
	2021	2022	2023	Total
Initial Class	$—	$—	$1,922	$1,922
Service Class	—	—	20,406	20,406

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 8,920,172	$ 37,894,419

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 224,178,733	$ 22,058,966	$ (11,366,345)	$ 10,692,621

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,768,526	$ 3,671,136	$ —	$ 4,393,859	$ 11,243,934	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,449,254	$ 3,352,818	$ —	$ —	$ —	$ 10,691,243

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 40 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 40 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $3,671,136 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 690,717	$ 41,073

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

MARKET ENVIRONMENT

The most awaited recession in recent history failed to materialize in 2023. On the contrary, the bounce back of returns in 2023 supported the on-going “soft landing” narrative. The rally in U.S. equities, as measured by the S&P 500® Index (“S&P 500®”) was narrow, led by the “magnificent seven.” As a result, the S&P 500® outperformed its equal-weighted counterpart for the year by a wide margin. Coupled with the rally in fixed income, investors ended the year with strong returns across stocks and bonds.

Fixed income investors experienced a sharp reversal in 2023. The first three quarters of the year ended up mixed with the 10-year U.S. Treasury yield selling off and credit spreads narrowing marginally. In the last quarter of the year, rates rebounded and fixed income ended the year up in solid positive territory with the Bloomberg US Aggregate Bond Index up 5.53%. High Yield bonds led bonds in 2023, with the iBoxx Liquid High Yield Corporate Bond Index gaining 12.91% during the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock iShares Edge 50 VP, Service Class returned 9.79%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderate Portfolio Index and the Transamerica BlackRock iShares Edge 50 VP Blended Benchmark, returned 12.70% and 10.13%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) underperformed its primary benchmark for the fiscal year ended December 31, 2023 due to 1) its relative underweight to equity and 2) its lower risk orientation, caused by the exposure to minimum volatility factor funds.

Equity style risk factors ended in positive territory in 2023. The quality factor outperformed, returning 31.09%, while the broad MSCI USA Index returned 27.10%. Value, momentum, size, and minimum volatility factors posted positive gains in 2023, but underperformed the broader equity markets.

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity exchange-traded funds (“ETFs”) advised by our affiliate. The smart beta ETFs are focused on systematic risk factors in the equity space. These risk premia historically have shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are quality, value, (smaller) size, momentum and minimum volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the minimum volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The equity allocation of the Portfolio is designed to capture long-term risk premia, while the fixed income allocation provides passive exposure to broad-based bond markets. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is typically lower than the benchmark.

Greg Savage

Paul Whitehead

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	9.79%	5.19%	4.92%	03/21/2016
Dow Jones Moderate Portfolio Index (A)	12.70%	6.89%	6.31%
Transamerica BlackRock iShares Edge 50 VP Blended Benchmark (B) (C) (D) (E) (F) (G)	10.13%	7.11%	6.29%

(A) The Dow Jones Moderate Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderate investor risk profile.

(B) The Transamerica BlackRock iShares Edge 50 VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index, 29.40% MSCI USA Diversified Multi-Factor Index, 9.40% MSCI EAFE Minimum Volatility Index, 8.60% MSCI USA Minimum Volatility Index and 2.60% MSCI EM Minimum Volatility Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(E) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(F) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(G) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,050.90	$2.79	$1,022.50	$2.75	0.54%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	49.7%
U.S. Equity Funds	38.0
International Equity Funds	12.4
Other Investment Company	0.1
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.1%
International Equity Funds - 12.4%
iShares MSCI EAFE Min Vol Factor ETF	613,379	$42,531,700
iShares MSCI Emerging Markets Min Vol Factor ETF	208,967	11,616,475

		54,148,175

U.S. Equity Funds - 38.0%
iShares MSCI USA Min Vol Factor ETF	457,411	35,691,780
iShares MSCI USA Momentum Factor ETF	226,403	35,520,367
iShares MSCI USA Quality Factor ETF	245,027	36,053,273
iShares MSCI USA Size Factor ETF	169,468	22,347,745
iShares MSCI USA Value Factor ETF (A)	355,898	36,002,642

		165,615,807

U.S. Fixed Income Fund - 49.7%
iShares Core U.S. Aggregate Bond ETF	2,182,791	216,642,007

Total Exchange-Traded Funds (Cost $423,541,579)		436,405,989

	Shares	Value
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	495,600	$ 495,600

Total Other Investment Company (Cost $495,600)		495,600

Total Investments (Cost $424,037,179)		436,901,589
Net Other Assets (Liabilities) - (0.2)%		(773,030)

Net Assets - 100.0%		$436,128,559

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$436,405,989	$—	$—	$436,405,989
Other Investment Company	495,600	—	—	495,600

Total Investments	$436,901,589	$—	$—	$436,901,589

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $485,568, collateralized by cash collateral of $495,600. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $424,037,179) (including securities loaned of $485,568)	$436,901,589
Cash	76,810
Receivables and other assets:
Investments sold	2,768,608
Net income from securities lending	671
Shares of beneficial interest sold	169
Dividends	24,265
Other assets	37,303
Total assets	439,809,415

Liabilities:
Cash collateral received upon return of:
Securities on loan	495,600
Payables and other liabilities:
Investments purchased	2,774,857
Shares of beneficial interest redeemed	181,764
Investment management fees	91,066
Distribution and service fees	91,066
Transfer agent costs	496
Trustee and CCO fees	114
Audit and tax fees	18,978
Custody fees	1,515
Legal fees	4,689
Printing and shareholder reports fees	13,495
Other accrued expenses	7,216
Total liabilities	3,680,856
Net assets	$436,128,559

Net assets consist of:
Capital stock ($0.01 par value)	$343,743
Additional paid-in capital	409,655,163
Total distributable earnings (accumulated losses)	26,129,653
Net assets	$436,128,559
Shares outstanding	34,374,303
Net asset value and offering price per share	$12.69

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$11,530,970
Interest income from unaffiliated investments	38,494
Net income from securities lending	13,888
Total investment income	11,583,352

Expenses:
Investment management fees	1,302,397
Distribution and service fees	1,085,331
Transfer agent costs	5,128
Trustee and CCO fees	19,596
Audit and tax fees	23,136
Custody fees	10,417
Legal fees	37,654
Printing and shareholder reports fees	45,218
Other	34,038
Total expenses before waiver and/or reimbursement and recapture	2,562,915
Expense waived and/or reimbursed	(217,066)
Net expenses	2,345,849

Net investment income (loss)	9,237,503

Net realized gain (loss) on:
Unaffiliated investments	4,777,428

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	26,022,399
Net realized and change in unrealized gain (loss)	30,799,827
Net increase (decrease) in net assets resulting from operations	$40,037,330

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$9,237,503	$7,523,673
Net realized gain (loss)	4,777,428	2,705,989
Net change in unrealized appreciation (depreciation)	26,022,399	(87,847,535)
Net increase (decrease) in net assets resulting from operations	40,037,330	(77,617,873)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(10,694,397)	(17,450,374)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,694,397)	(17,450,374)

Capital share transactions:
Proceeds from shares sold	3,912,575	10,732,819
Dividends and/or distributions reinvested	10,694,397	17,450,374
Cost of shares redeemed	(46,848,057)	(34,448,188)
Net increase (decrease) in net assets resulting from capital share transactions	(32,241,085)	(6,264,995)
Net increase (decrease) in net assets	(2,898,152)	(101,333,242)

Net assets:
Beginning of year	439,026,711	540,359,953
End of year	$436,128,559	$439,026,711

Capital share transactions - shares:
Shares issued	316,489	818,373
Shares reinvested	884,566	1,431,532
Shares redeemed	(3,872,720)	(2,736,819)
Net increase (decrease) in shares outstanding	(2,671,665)	(486,914)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$11.85		$14.40		$13.70		$12.68		$11.04

Investment operations:
Net investment income (loss) (A)	0.26		0.20		0.17		0.19		0.27
Net realized and unrealized gain (loss)	0.88		(2.27)		0.89		1.03		1.50
Total investment operations	1.14		(2.07)		1.06		1.22		1.77

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.17)		(0.16)		(0.16)		(0.11)
Net realized gains	(0.09)		(0.31)		(0.20)		(0.04)		(0.02)
Total dividends and/or distributions to shareholders	(0.30)		(0.48)		(0.36)		(0.20)		(0.13)

Net asset value, end of year	$12.69		$11.85		$14.40		$13.70		$12.68

Total return	9.79%		(14.48)%		7.74%		9.72%		16.04%

Ratio and supplemental data:
Net assets end of year (000’s)	$436,129		$439,027		$540,360		$488,968		$328,313
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.59%		0.58%		0.57%		0.58%		0.58%
Including waiver and/or reimbursement and recapture	0.54	%(C)	0.53	%(C)(D)	0.52	%(D)	0.53	%(D)	0.54	%(D)
Net investment income (loss) to average net assets	2.13%		1.60%		1.19%		1.48%		2.21%
Portfolio turnover rate	5%		7%		7%		11%		2%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
(D)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$495,600	$—	$—	$—	$495,600
Total Borrowings	$495,600	$—	$—	$—	$495,600

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.

Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 22,420,701	$ 56,110,613

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 426,094,409	$ 39,758,339	$ (28,951,159)	$ 10,807,180

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,522,568	$ 3,171,829	$ —	$ 6,144,344	$ 11,306,030	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,206,797	$ 6,115,676	$ —	$ —	$ —	$ 10,807,180

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 50 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 50 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $ 3,171,829 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,606,766	$ 94,221

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

MARKET ENVIRONMENT

The most awaited recession in recent history failed to materialize in 2023. On the contrary, the bounce back of returns in 2023 supported the on-going “soft landing” narrative. The rally in U.S. equities, as measured by the S&P 500® Index (“S&P 500®”) was narrow, led by the “magnificent seven.” As a result, the S&P 500® outperformed its equal-weighted counterpart for the year by a wide margin. Coupled with the rally in fixed income, investors ended the year with strong returns across stocks and bonds.

Fixed income investors experienced a sharp reversal in 2023. The first three quarters of the year ended up mixed with the 10-year U.S. Treasury yield selling off and credit spreads narrowing marginally. In the last quarter of the year, rates rebounded and fixed income ended the year up in solid positive territory with the Bloomberg US Aggregate Bond Index up 5.53%. High Yield bonds led bonds in 2023, with the iBoxx Liquid High Yield Corporate Bond Index gaining 12.91% during the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock iShares Edge 75 VP, Service Class returned 12.09%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Aggressive Portfolio Index and the Transamerica BlackRock Smart Beta 75 VP Blended Benchmark, returned 15.59% and 12.45%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) underperformed its primary benchmark for the fiscal year ended December 31, 2023 due to its lower risk orientation, caused by the exposure to minimum volatility factor funds. While the Portfolio has the same equity exposure as the benchmark, it still slightly underperformed due to the minimum volatility tilt.

Equity style risk factors ended in positive territory in 2023. The quality factor outperformed, returning 31.09%, while the broad MSCI USA Index returned 27.10%. Value, momentum, size, and minimum volatility factors posted positive gains in 2023, but underperformed the broader equity markets.

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity exchange-traded funds (“ETFs”) advised by our affiliate. The smart beta ETFs are focused on systematic risk factors in the equity space. These risk premia historically have shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are quality, value, (smaller) size, momentum and minimum volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the minimum volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The equity allocation of the Portfolio is designed to capture long-term risk premia, while the fixed income allocation provides passive exposure to broad-based bond markets. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is typically lower than the benchmark.

Greg Savage

Paul Whitehead

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	12.09%	7.36%	6.82%	03/21/2016
Dow Jones Moderately Aggressive Portfolio Index (A)	15.59%	9.30%	8.33%
Transamerica BlackRock iShares Edge 75 VP Blended Benchmark (B) (C) (D) (E) (F) (G)	12.45%	9.91%	8.67%

(A) The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock iShares Edge 75 VP Blended Benchmark is composed of the following benchmarks: 25% Bloomberg US Aggregate Bond Index, 44% MSCI USA Diversified Multi-Factor Index, 14.80% MSCI EAFE Minimum Volatility Index, 12% MSCI USA Minimum Volatility Index and 4.20% MSCI EM Minimum Volatility Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(E) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(F) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(G) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,061.10	$2.91	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	57.1%
U.S. Fixed Income Fund	24.7
International Equity Funds	18.2
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.0%
International Equity Funds - 18.2%
iShares MSCI EAFE Min Vol Factor ETF	315,967	$21,909,152
iShares MSCI Emerging Markets Min Vol Factor ETF	102,890	5,719,655

		27,628,807

U.S. Equity Funds - 57.1%
iShares MSCI USA Min Vol Factor ETF	241,855	18,871,946
iShares MSCI USA Momentum Factor ETF	119,561	18,757,925
iShares MSCI USA Quality Factor ETF	127,699	18,789,631
iShares MSCI USA Size Factor ETF	88,091	11,616,560
iShares MSCI USA Value Factor ETF	185,482	18,763,359

		86,799,421

	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
U.S. Fixed Income Fund - 24.7%
iShares Core U.S. Aggregate Bond ETF	378,909	$ 37,606,718

Total Exchange-Traded Funds (Cost $138,039,834)		152,034,946

Total Investments (Cost $138,039,834)		152,034,946
Net Other Assets (Liabilities) - 0.0% (A)		61,916

Net Assets - 100.0%		$152,096,862

INVESTMENT VALUATION:

Valuation Inputs (B)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$152,034,946	$—	$—	$152,034,946

Total Investments	$152,034,946	$—	$—	$152,034,946

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $138,039,834)	$152,034,946
Receivables and other assets:
Investments sold	1,672,786
Net income from securities lending	535
Dividends	15,814
Other assets	16,097
Total assets	153,740,178

Liabilities:
Payables and other liabilities:
Investments purchased	1,267,723
Shares of beneficial interest redeemed	161,786
Due to custodian	118,901
Investment management fees	32,035
Distribution and service fees	32,035
Transfer agent costs	175
Trustee and CCO fees	40
Audit and tax fees	18,216
Custody fees	972
Legal fees	1,676
Printing and shareholder reports fees	4,421
Other accrued expenses	5,336
Total liabilities	1,643,316
Net assets	$152,096,862

Net assets consist of:
Capital stock ($0.01 par value)	$110,112
Additional paid-in capital	131,916,335
Total distributable earnings (accumulated losses)	20,070,415
Net assets	$152,096,862
Shares outstanding	11,011,183
Net asset value and offering price per share	$13.81

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$3,668,472
Interest income from unaffiliated investments	16,378
Net income from securities lending	6,693
Total investment income	3,691,543

Expenses:
Investment management fees	462,159
Distribution and service fees	385,132
Transfer agent costs	1,811
Trustee and CCO fees	6,786
Audit and tax fees	19,690
Custody fees	6,633
Legal fees	13,326
Printing and shareholder reports fees	14,669
Other	21,514
Total expenses before waiver and/or reimbursement and recapture	931,720
Expense waived and/or reimbursed	(77,026)
Net expenses	854,694

Net investment income (loss)	2,836,849

Net realized gain (loss) on:
Unaffiliated investments	3,733,474

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	10,958,144
Net realized and change in unrealized gain (loss)	14,691,618
Net increase (decrease) in net assets resulting from operations	$17,528,467

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$2,836,849	$2,710,520
Net realized gain (loss)	3,733,474	4,426,204
Net change in unrealized appreciation (depreciation)	10,958,144	(38,954,386)
Net increase (decrease) in net assets resulting from operations	17,528,467	(31,817,662)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(7,521,519)	(10,193,185)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(7,521,519)	(10,193,185)

Capital share transactions:
Proceeds from shares sold	5,646,883	11,005,253
Dividends and/or distributions reinvested	7,521,519	10,193,185
Cost of shares redeemed	(29,288,424)	(39,966,186)
Net increase (decrease) in net assets resulting from capital share transactions	(16,120,022)	(18,767,748)
Net increase (decrease) in net assets	(6,113,074)	(60,778,595)

Net assets:
Beginning of year	158,209,936	218,988,531
End of year	$152,096,862	$158,209,936

Capital share transactions - shares:
Shares issued	429,776	777,467
Shares reinvested	574,600	767,559
Shares redeemed	(2,201,392)	(2,852,260)
Net increase (decrease) in shares outstanding	(1,197,016)	(1,307,234)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$12.96		$16.20		$14.79		$13.66		$11.50

Investment operations:
Net investment income (loss) (A)	0.24		0.21		0.18		0.18		0.27
Net realized and unrealized gain (loss)	1.29		(2.62)		1.73		1.20		2.06
Total investment operations	1.53		(2.41)		1.91		1.38		2.33

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.20)		(0.17)		(0.18)		(0.12)
Net realized gains	(0.43)		(0.63)		(0.33)		(0.07)		(0.05)
Total dividends and/or distributions to shareholders	(0.68)		(0.83)		(0.50)		(0.25)		(0.17)

Net asset value, end of year	$13.81		$12.96		$16.20		$14.79		$13.66

Total return	12.09%		(15.06)%		12.94%		10.26%		20.28%

Ratio and supplemental data:
Net assets end of year (000’s)	$152,097		$158,210		$218,989		$195,054		$139,315
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.60%		0.59%		0.58%		0.59%		0.60%
Including waiver and/or reimbursement and recapture	0.55	%(C)	0.54	%(C)(D)	0.53	%(D)	0.56	%(D)	0.56	%(D)
Net investment income (loss) to average net assets	1.84%		1.50%		1.16%		1.37%		2.11%
Portfolio turnover rate	6%		8%		14%		13%		4%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
(D)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.

Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 9,286,368	$ 30,140,004

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 139,009,063	$ 18,347,097	$ (5,321,214)	$ 13,025,883

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,713,459	$ 4,808,060	$ —	$ 2,427,777	$ 7,765,408	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,809,364	$ 4,235,168	$ —	$ —	$ —	$ 13,025,883

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 75 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 75 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $4,808,060 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 828,614	$ 48,088

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

MARKET ENVIRONMENT

The most awaited recession in recent history failed to materialize in 2023. On the contrary, the bounce back of returns in 2023 supported the on-going “soft landing” narrative. The rally in U.S. equities, as measured by the S&P 500® Index (“S&P 500®”) was narrow, led by the “magnificent seven.” As a result, the S&P 500® outperformed its equal-weighted counterpart for the year by a wide margin. Coupled with the rally in fixed income, investors ended the year with strong returns across stocks and bonds.

Globally, equities had significant gains in 2023. In the U.S., the S&P 500® gained 26.29%, while the tech-heavy NASDAQ Composite returned 43.42% for the year. Growth outperformed Value as the Russell 1000® Growth Index gained 42.68% while the Russell 1000® Value Index returned 11.46%. From a sector perspective, within the S&P 500®, information technology led the pack, followed by communication services. Conversely, utilities and energy were the laggards. Overall, U.S. equities strongly outperformed foreign equities as the MSCI World ex USA Index and the MSCI Emerging Markets Index finished the year up 17.94% and 10.27%, respectively.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock iShares Edge 100 VP, Service Class returned 14.47%. By comparison, its primary and secondary benchmarks, the MSCI USA Index and the Transamerica BlackRock iShares Edge 100 VP Blended Benchmark, returned 26.49% and 14.78%, respectively.

STRATEGY REVIEW

Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) underperformed its primary benchmark for the fiscal year ended December 31, 2023 due to 1) its lower risk orientation, caused by the exposure to minimum volatility factor funds and 2) the overweight to international stocks relative to the benchmark. In a year where U.S. equities and large-cap American tech dominated, international equities lagged.

Equity style risk factors ended in positive territory in 2023. The quality factor outperformed, returning 31.09%, while the broad MSCI USA Index returned 27.10%. Value, momentum, size, and minimum volatility factors posted positive gains in 2023, but underperformed the broader equity markets.

The equity allocation of this fund of funds is comprised entirely of “smart beta” or factor-based equity exchange-traded funds (“ETFs”) advised by our affiliate. The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have historically shown to provide excess return and/or lower risk over long investment horizons. Specifically, these factors are quality, value, (smaller) size, momentum and minimum volatility. The Portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S., only the minimum volatility exposure. Specific strategies in this Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.
•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.
•	Value, which tilts towards companies with cheaper valuations relative to their fundamentals.
•	Size, which tilts towards companies with smaller capitalization relative to the large cap parent index.
•

Minimum Volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The Portfolio is designed to capture long-term risk premia. Our goal is to monitor the Portfolio for risk, but not to adjust the Portfolio on an ad-hoc basis or to take short-term views on the underlying ETFs. The overall volatility of the Portfolio is typically lower than the benchmark.

Greg Savage

Paul Whitehead

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	14.47%	9.34%	8.82%	03/21/2016
MSCI USA Index (A)	26.49%	15.16%	12.95%
Transamerica BlackRock iShares Edge 100 VP Blended Benchmark (B) (C) (D) (E) (F)	14.78%	12.69%	11.03%

(A) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(B) The Transamerica BlackRock iShares Edge 100 VP Blended Benchmark is composed of the following benchmarks: 58.70% MSCI USA Diversified Multi-Factor Index, 19.50% MSCI EAFE Minimum Volatility Index, 16.30% MSCI USA Minimum Volatility Index and 5.50% MSCI EM Minimum Volatility Index.

(C) The MSCI USA Diversified Multi-Factor Index aims to maximize exposure to four factors, Value, Momentum, Quality and Low size, while maintaining a risk profile similar to that of the underlying parent index.

(D) The MSCI EAFE Minimum Volatility Index measures the performance characteristics of a minimum variance strategy applied to the large and mid-cap equity universe across developed countries, excluding the U.S. and Canada.

(E) The MSCI USA Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe.

(F) The MSCI EM Minimum Volatility Index reflects the performance characteristics of a minimum variance strategy applied to large and mid-cap equities across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,070.90	$2.92	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	75.3%
International Equity Funds	24.5
Other Investment Company	2.1
Repurchase Agreement	0.2
Net Other Assets (Liabilities)	(2.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.8%
International Equity Funds - 24.5%
iShares MSCI EAFE Min Vol Factor ETF (A)	184,599	$ 12,800,095
iShares MSCI Emerging Markets Min Vol Factor ETF	62,048	3,449,248

		16,249,343

U.S. Equity Funds - 75.3%
iShares MSCI USA Min Vol Factor ETF	135,576	10,578,995
iShares MSCI USA Momentum Factor ETF	69,185	10,854,435
iShares MSCI USA Quality Factor ETF	73,789	10,857,313
iShares MSCI USA Size Factor ETF (A)	50,919	6,714,688
iShares MSCI USA Value Factor ETF (A)	107,331	10,857,604

		49,863,035

Total Exchange-Traded Funds (Cost $56,157,252)		66,112,378

OTHER INVESTMENT COMPANY - 2.1%
Securities Lending Collateral - 2.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	1,359,650	1,359,650

Total Other Investment Company (Cost $1,359,650)		1,359,650

Principal	Value
REPURCHASE AGREEMENT - 0.2%

Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $164,169 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $167,435.

$ 164,124	$ 164,124

Total Repurchase Agreement (Cost $164,124)	164,124

Total Investments (Cost $57,681,026)	67,636,152
Net Other Assets (Liabilities) - (2.1)%	(1,410,721)

Net Assets - 100.0%	$ 66,225,431

INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$66,112,378	$—	$—	$66,112,378
Other Investment Company	1,359,650	—	—	1,359,650
Repurchase Agreement	—	164,124	—	164,124

Total Investments	$67,472,028	$164,124	$—	$67,636,152

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,331,905, collateralized by cash collateral of $1,359,650. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $57,516,902) (including securities loaned of $1,331,905)	$67,472,028
Repurchase agreement, at value (cost $164,124)	164,124
Receivables and other assets:
Investments sold	243,716
Net income from securities lending	276
Shares of beneficial interest sold	30,058
Dividends	7,235
Interest	34
Other assets	6,851
Total assets	67,924,322

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,359,650
Payables and other liabilities:
Investments purchased	284,962
Shares of beneficial interest redeemed	1,862
Investment management fees	14,336
Distribution and service fees	13,761
Transfer agent costs	73
Trustee and CCO fees	17
Audit and tax fees	17,970
Custody fees	576
Legal fees	671
Printing and shareholder reports fees	1,928
Other accrued expenses	3,085
Total liabilities	1,698,891
Net assets	$66,225,431

Net assets consist of:
Capital stock ($0.01 par value)	$49,748
Additional paid-in capital	53,896,048
Total distributable earnings (accumulated losses)	12,279,635
Net assets	$66,225,431
Shares outstanding	4,974,762
Net asset value and offering price per share	$13.31

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$1,320,383
Interest income from unaffiliated investments	7,008
Net income from securities lending	6,456
Total investment income	1,333,847

Expenses:
Investment management fees	184,149
Distribution and service fees	153,458
Transfer agent costs	702
Trustee and CCO fees	2,603
Audit and tax fees	18,520
Custody fees	3,852
Legal fees	5,159
Printing and shareholder reports fees	6,381
Other	15,540
Total expenses before waiver and/or reimbursement and recapture	390,364
Expense waived and/or reimbursed	(48,631)
Recapture of previously waived and/or reimbursed fees	1,668
Net expenses	343,401

Net investment income (loss)	990,446

Net realized gain (loss) on:
Unaffiliated investments	1,467,316

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,999,546
Net realized and change in unrealized gain (loss)	7,466,862
Net increase (decrease) in net assets resulting from operations	$8,457,308

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$990,446	$1,181,665
Net realized gain (loss)	1,467,316	9,063,472
Net change in unrealized appreciation (depreciation)	5,999,546	(25,925,112)
Net increase (decrease) in net assets resulting from operations	8,457,308	(15,679,975)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(10,311,630)	(4,379,977)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,311,630)	(4,379,977)

Capital share transactions:
Proceeds from shares sold	4,196,081	6,802,272
Dividends and/or distributions reinvested	10,311,630	4,379,977
Cost of shares redeemed	(6,954,331)	(35,899,930)
Net increase (decrease) in net assets resulting from capital share transactions	7,553,380	(24,717,681)
Net increase (decrease) in net assets	5,699,058	(44,777,633)

Net assets:
Beginning of year	60,526,373	105,304,006
End of year	$66,225,431	$60,526,373

Capital share transactions - shares:
Shares issued	311,048	433,001
Shares reinvested	821,644	307,799
Shares redeemed	(505,454)	(2,451,136)
Net increase (decrease) in shares outstanding	627,238	(1,710,336)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$13.92		$17.38		$15.16		$14.30		$12.01

Investment operations:
Net investment income (loss) (A)	0.22		0.20		0.19		0.17		0.26
Net realized and unrealized gain (loss)	1.64		(2.93)		2.58		1.19		2.64
Total investment operations	1.86		(2.73)		2.77		1.36		2.90

Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.18)		(0.16)		(0.23)		(0.21)
Net realized gains	(2.19)		(0.55)		(0.39)		(0.27)		(0.40)
Total dividends and/or distributions to shareholders	(2.47)		(0.73)		(0.55)		(0.50)		(0.61)

Net asset value, end of year	$13.31		$13.92		$17.38		$15.16		$14.30

Total return	14.47%		(15.76)%		18.36%		9.88%		24.58%

Ratio and supplemental data:
Net assets end of year (000’s)	$66,225		$60,526		$105,304		$88,665		$75,243
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.64%		0.61%		0.60%		0.61%		0.61%
Including waiver and/or reimbursement and recapture	0.56	%(C)	0.56	%(C)(D)	0.56	%(D)	0.56	%(D)	0.56	%(D)
Net investment income (loss) to average net assets	1.61%		1.35%		1.12%		1.27%		1.95%
Portfolio turnover rate	8%		10%		9%		13%		12%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.
(D)	TAM contractually agreed to waive 0.05% of the average daily net assets from its management fee through May 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$1,359,650	$—	$—	$—	$1,359,650
Total Borrowings	$1,359,650	$—	$—	$—	$1,359,650

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes,

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

create and apply formulas for de-risking or ending de-risking and select a mix of underlying ETFs may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying ETF or other issuer is incorrect. The available underlying ETFs selected by the sub-adviser may underperform the market or similar portfolios.

Underlying exchange-traded funds risk: Because the Portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Portfolio invests more of its assets in one underlying ETF than in another, the Portfolio will have greater exposure to the risks of that underlying ETF. In addition, the Portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Smart beta investing risk: Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. An underlying ETF pursuing a smart beta strategy may not achieve its objective and may not perform as well as other funds using other asset management strategies.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed, through May 1, 2024, to waive from its management fees an amount equal to the sub-advisory fee waiver by the Portfolio’s sub-adviser. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2023, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
	2021	2022	2023	Total
Service Class	$—	$—	$16,271	$16,271

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 5,155,422	$ 6,968,429

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 57,844,488	$ 10,114,498	$ (322,834)	$ 9,791,664

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,182,496	$ 9,129,134	$ —	$ 1,086,087	$ 3,293,890	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 978,575	$ 1,509,396	$ —	$ —	$ —	$ 9,791,664

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock iShares Edge 100 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock iShares Edge 100 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $9,129,134 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 447,974	$ 26,573

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

2023 proved challenging for the real estate sector; however, the U.S. Federal Reserve’s (the “Fed”) pivot in the fourth quarter of 2023 helped the sector re-coup the drawdown.

Overall healthy real estate returns in 2023 masked significant regional disparities at the index level. A strong resurgence in the U.S. and Europe, Middle East and Africa, (“EMEA”) was offset by Asia-Pacific (“APAC”) lagging performance. The U.S. and EMEA’s robust results reflect the sector’s resilient, inflation-hedged cash flow fundamentals, starting from a position of undervaluation at the year’s beginning. APAC’s underperformance was significantly influenced by Hong Kong’s decline, driven by U.S. rate concerns and China. Additionally, Japanese real estate investment trusts (“REITs”) underperformed as Japan belatedly entered a monetary tightening cycle.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock Real Estate Securities VP, Initial Class returned 13.33%. By comparison, its benchmark, the S&P Developed Property Net Total Return Index, returned 10.41%.

STRATEGY REVIEW

For the fiscal year ended December 31, 2023, Transamerica BlackRock Real Estate Securities VP (the “Portfolio”) outperformed its benchmark, the S&P Developed Property Net Total Return Index.

This outperformance was primarily driven by the Americas, where U.S. real estate stocks bounced back in the fourth quarter of 2023 from the prior quarter’s rate fear drawdown, driven by the Fed’s dovish pivot. The outperformance within EMEA was mainly driven by the disinflationary trends and dovish commentary from central banks.

EPR Properties, Realty Income and Medical Properties Trust helped relative performance within the North America region, while Iron Mountain, Agree Realty and Ventas detracted from performance during the fiscal year. Our allocation within U.S. Triple Net, U.S. Office and U.S. Lodging sectors helped performance within the Northern America region during the year, while allocation within Canadian Office and U.S. Retail sectors detracted.

Within the APAC region, NEXTDC Ltd., Mitsui Fudosan Logistics Park, Inc., REIT and Goodman Group, REIT helped performance, while Link, REIT, CK Asset Holdings Ltd. and Hulic Co. Ltd. detracted from performance during the fiscal year. Our allocation to Australian Communications, Japanese Developers and Japanese REIT sectors helped performance, while allocation to Hong Kong REITs, South Korean REITs and Singapore Developers sectors detracted.

Within the EMEA region, Vonovia SE, Sagax AB and VGP NV helped performance, while Great Portland Estates, British Land and URW detracted from performance in 2023. Allocation to Nordics, Eurozone Industrials and Eurozone Residential sectors helped performance, while allocation to UK Office, UK Long Duration and UK Industrial sectors detracted from performance during the fiscal year.

Alastair Gillespie, CFA

Mark Howard-Johnson, CFA

Raj Rehan, CFA

James Wilkinson

Co-Portfolio Managers

BlackRock Investment Management, LLC

BlackRock International Limited

BlackRock (Singapore) Limited

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 year	10 year or Since Inception	Inception Date
Initial Class	13.33%	5.09%	3.84%	05/01/1998
S&P Developed Property Net Total Return Index (A)	10.41%	3.31%	3.90%
Service Class	13.15%	4.85%	3.59%	05/01/2003

(A) The S&P Developed Property Net Total Return Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility. The Portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the Portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,101.80	$5.09	$1,020.40	$4.89	0.96%
Service Class	1,000.00	1,099.90	6.30	1,019.20	6.06	1.19

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.0%
Repurchase Agreement	1.3
Other Investment Company	0.8
Net Other Assets (Liabilities) ^	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 98.0%
Australia - 5.3%
Charter Hall Group, REIT	46,276	$379,679
Goodman Group, REIT	245,346	4,229,933
Lendlease Corp. Ltd.	243,789	1,240,991
National Storage, REIT	1,433,237	2,246,363
NEXTDC Ltd. (A)	114,895	1,074,993

		9,171,959

Belgium - 0.9%
VGP NV (B)	12,809	1,484,752

Canada - 0.7%
Chase Properties, REIT	120,585	1,269,507

France - 1.2%
Unibail-Rodamco-Westfield, REIT (A)	27,670	2,044,158

Germany - 1.9%
Vonovia SE	105,875	3,335,776

Hong Kong - 7.8%
CK Asset Holdings Ltd.	647,000	3,248,050
Hang Lung Group Ltd.	80,000	109,009
Hang Lung Properties Ltd.	172,000	239,657
Henderson Land Development Co. Ltd.	128,000	394,237
Link, REIT	819,019	4,599,345
Sun Hung Kai Properties Ltd.	269,000	2,909,272
Wharf Holdings Ltd. (B)	93,000	299,539
Wharf Real Estate Investment Co. Ltd.	542,000	1,832,465

		13,631,574

Israel - 0.5%
Amot Investments Ltd.	56,242	302,973
Azrieli Group Ltd.	8,692	562,204

		865,177

Japan - 10.4%
Daito Trust Construction Co. Ltd.	7,100	823,298
Daiwa House Industry Co. Ltd.	63,700	1,929,974
Daiwa House Investment Corp., REIT	801	1,429,870
Invincible Investment Corp., REIT	3,241	1,402,135
Japan Hotel Investment Corp., REIT	4,664	2,288,999
Katitas Co. Ltd.	63,800	990,484
KDX Realty Investment Corp., REIT	1,356	1,546,417
Mitsubishi Estate Co. Ltd.	287,800	3,965,925
Mitsui Fudosan Logistics Park, Inc., REIT	613	1,988,989
ORIX J-REIT, Inc.	1,162	1,372,149
Tokyu Fudosan Holdings Corp.	59,200	378,460

		18,116,700

Mexico - 1.0%
Corp. Inmobiliaria Vesta SAB de CV, ADR	43,075	1,706,632

Singapore - 0.9%
Capitaland Investment Ltd. (B)	619,900	1,484,284
Cromwell European, REIT (C)	95,622	149,898

		1,634,182

Spain - 1.7%
Cellnex Telecom SA (A) (D)	40,227	1,583,611
Inmobiliaria Colonial Socimi SA, REIT	100,732	728,380
Merlin Properties Socimi SA, REIT	57,245	635,748

		2,947,739

Sweden - 1.7%
Castellum AB (A) (B)	105,731	1,502,199
Sagax AB, Class B	53,698	1,476,874

		2,979,073

	Shares	Value
COMMON STOCKS (continued)
Switzerland - 1.0%
Swiss Prime Site AG	15,699	$ 1,677,136

United Kingdom - 4.0%
Big Yellow Group PLC, REIT	142,486	2,219,394
Great Portland Estates PLC, REIT	83,565	447,368
Tritax Big Box PLC, REIT	600,925	1,293,722
UNITE Group PLC, REIT	231,303	3,078,029

		7,038,513

United States - 59.0%
Agree Realty Corp., REIT	51,544	3,244,695
Alexandria Real Estate Equities, Inc., REIT	1,084	137,419
AvalonBay Communities, Inc., REIT	28,619	5,358,049
Boston Properties, Inc., REIT	29,236	2,051,490
CareTrust, Inc., REIT	63,769	1,427,150
Cousins Properties, Inc., REIT	47,327	1,152,412
Digital Realty Trust, Inc., REIT	35,320	4,753,365
Ensign Group, Inc.	18,561	2,082,730
EPR Properties, REIT	52,897	2,562,860
Equinix, Inc., REIT	10,100	8,134,439
Equity Residential, REIT	16,680	1,020,149
Essential Properties Realty Trust, Inc., REIT	81,673	2,087,562
Extra Space Storage, Inc., REIT	46,434	7,444,763
Federal Realty Investment Trust, REIT	25,575	2,635,504
Healthpeak Properties, Inc., REIT	77,197	1,528,501
Host Hotels & Resorts, Inc., REIT	22,775	443,429
Invitation Homes, Inc., REIT	117,164	3,996,464
Mid-America Apartment Communities, Inc., REIT	7,336	986,398
Physicians Realty Trust, REIT	177,724	2,365,506
Prologis, Inc., REIT	67,993	9,063,467
Public Storage, REIT	4,360	1,329,800
Regency Centers Corp., REIT	58,289	3,905,363
Rexford Industrial Realty, Inc., REIT	71,427	4,007,055
Ryman Hospitality Properties, Inc., REIT	28,932	3,184,256
SBA Communications Corp., REIT	5,236	1,328,321
Simon Property Group, Inc., REIT	18,775	2,678,066
SITE Centers Corp., REIT	138,857	1,892,621
SL Green Realty Corp., REIT (B)	33,353	1,506,555
Spirit Realty Capital, Inc., REIT	19,461	850,251
STAG Industrial, Inc., REIT	82,697	3,246,684
Sun Communities, Inc., REIT	21,783	2,911,298
UDR, Inc., REIT	75,566	2,893,422
VICI Properties, Inc., REIT	175,236	5,586,524
Welltower, Inc., REIT	53,751	4,846,728

		102,643,296

Total Common Stocks (Cost $162,294,704)		170,546,174

OTHER INVESTMENT COMPANY - 0.8%
Securities Lending Collateral - 0.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (E)	1,464,229	1,464,229

Total Other Investment Company (Cost $1,464,229)		1,464,229

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 2.50% (E), dated 12/29/2023, to be repurchased at $2,322,140 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $2,367,954.	$2,321,495	$ 2,321,495

Total Repurchase Agreement (Cost $2,321,495)		2,321,495

Total Investments (Cost $166,080,428)		174,331,898
Net Other Assets (Liabilities) - (0.1)%		(218,506)

Net Assets - 100.0%		$174,113,392

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/16/2024	USD	1,439,159	AUD	2,261,000	$—	$(102,452)
BNP	01/16/2024	USD	21,481	CHF	18,000	42	—
BNP	01/16/2024	USD	196,596	EUR	181,000	—	(3,353)
BNP	01/16/2024	USD	7,638	GBP	6,000	—	(10)
BNP	01/16/2024	USD	1,004,612	HKD	7,845,000	—	(427)
BNP	01/16/2024	USD	981,338	JPY	138,070,000	—	(405)
BNP	01/16/2024	USD	564,946	SEK	6,144,000	—	(44,627)
BNP	01/16/2024	CAD	268,000	USD	196,459	5,846	—
BNP	01/16/2024	AUD	328,000	USD	213,132	10,507	—
BNP	01/16/2024	JPY	8,091,000	USD	56,146	1,385	—
BNP	01/16/2024	CHF	162,000	USD	185,772	7,181	—
BNP	01/16/2024	SGD	555,000	USD	414,225	6,645	—
BNP	01/16/2024	GBP	78,000	USD	99,452	—	(20)
BNP	01/16/2024	EUR	8,000	USD	8,820	18	—
BOA	01/16/2024	USD	1,160,466	EUR	1,095,000	—	(49,169)
BOA	01/16/2024	USD	100,276	SEK	1,096,000	—	(8,463)
BOA	01/16/2024	KRW	281,331,000	USD	209,213	9,447	—
BOA	01/16/2024	SEK	822,000	USD	79,514	2,041	—
CITI	01/16/2024	USD	33,225	AUD	51,000	—	(1,549)
CITI	01/16/2024	USD	279,547	GBP	223,000	—	(4,727)
CITI	01/16/2024	USD	513,592	JPY	76,118,000	—	(27,642)
CITI	01/16/2024	GBP	20,000	USD	24,371	1,125	—
CITI	01/16/2024	AUD	569,000	USD	379,598	8,362	—
CITI	01/16/2024	KRW	851,131,000	USD	647,199	14,329	—
GSI	01/16/2024	USD	2,028,477	EUR	1,900,000	—	(70,432)
GSI	01/16/2024	USD	3,819,338	JPY	562,852,000	—	(182,806)
GSI	01/16/2024	USD	95,918	NOK	1,056,000	—	(8,065)
GSI	01/16/2024	USD	396,322	NZD	672,000	—	(28,506)
GSI	01/16/2024	USD	38,471	SGD	52,000	—	(962)
GSI	01/16/2024	SEK	2,174,000	USD	208,959	6,733	—
HSBC	01/16/2024	USD	614,423	CAD	840,000	—	(19,667)
HSBC	01/16/2024	USD	656,123	CHF	584,000	—	(39,461)
HSBC	01/16/2024	USD	1,243	GBP	1,000	—	(32)
HSBC	01/16/2024	USD	7,479,498	HKD	58,414,000	—	(4,041)
HSBC	01/16/2024	USD	234,155	ILS	945,000	—	(26,931)
HSBC	01/16/2024	USD	113,671	JPY	16,934,000	—	(6,738)
HSBC	01/16/2024	NZD	1,253,000	USD	745,046	47,082	—
HSBC	01/16/2024	CAD	2,339,000	USD	1,714,975	50,665	—
HSBC	01/16/2024	ILS	5,065,000	USD	1,281,968	117,395	—
HSBC	01/16/2024	HKD	2,984,000	USD	382,333	—	(47)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC	01/16/2024	AUD	1,886,000	USD	1,202,677	$83,250	$—
HSBC	01/16/2024	SGD	1,042,000	USD	763,012	27,161	—
HSBC	01/16/2024	CHF	246,000	USD	276,031	16,972	—
HSBC	01/16/2024	GBP	981,000	USD	1,239,125	11,424	—
HSBC	01/16/2024	EUR	769,000	USD	839,675	9,830	—
HSBC	01/16/2024	JPY	74,464,000	USD	515,321	14,153	—
HSBC	01/16/2024	SEK	823,000	USD	79,024	2,629	—
JPM	01/16/2024	USD	2,713,263	AUD	4,270,000	—	(198,139)
JPM	01/16/2024	USD	395,944	CAD	538,000	—	(10,176)
JPM	01/16/2024	USD	951,589	EUR	898,000	—	(40,422)
JPM	01/16/2024	USD	3,021,971	GBP	2,473,000	—	(130,533)
JPM	01/16/2024	USD	6,668,464	JPY	984,928,000	—	(334,841)
JPM	01/16/2024	USD	610,459	SEK	6,600,000	—	(44,356)
JPM	01/16/2024	USD	2,083,206	SGD	2,842,000	—	(71,949)
JPM	01/16/2024	AUD	3,085,000	USD	1,963,698	139,738	—
JPM	01/16/2024	JPY	1,376,695,103	USD	9,332,639	456,315	—
JPM	01/16/2024	NOK	1,756,000	USD	160,756	12,154	—
JPM	01/16/2024	SEK	5,144,000	USD	469,127	41,231	—
JPM	01/16/2024	CHF	291,000	USD	326,302	20,299	—
JPM	01/16/2024	EUR	1,232,000	USD	1,308,525	52,452	—
JPM	01/16/2024	ILS	534,000	USD	133,631	13,903	—
JPM	01/16/2024	CAD	21,000	USD	15,368	484	—
JPM	01/16/2024	GBP	29,000	USD	35,277	1,691	—
NOMI	01/16/2024	USD	17,532	EUR	16,000	—	(143)
NOMI	01/16/2024	USD	857,520	KRW	1,147,585,000	—	(34,421)
NOMI	01/16/2024	CAD	6,000	USD	4,372	157	—
NOMI	01/16/2024	EUR	74,000	USD	80,975	772	—
NOMI	01/16/2024	AUD	119,000	USD	79,904	1,233	—
SSB	01/16/2024	USD	634	AUD	1,000	—	(48)
SSB	01/16/2024	USD	35,244	EUR	32,000	—	(106)
SSB	01/16/2024	USD	1,020,860	GBP	836,000	—	(44,847)
SSB	01/16/2024	USD	1,643,415	HKD	12,840,000	—	(1,545)
SSB	01/16/2024	USD	226,098	ILS	906,000	—	(24,212)
SSB	01/16/2024	USD	1,562,795	JPY	222,095,000	—	(16,406)
SSB	01/16/2024	USD	1,645,534	SGD	2,246,000	—	(57,661)
SSB	01/16/2024	SGD	8,700,000	USD	6,383,800	213,614	—
SSB	01/16/2024	SEK	8,715,000	USD	799,275	65,378	—
SSB	01/16/2024	CHF	216,000	USD	240,662	16,609	—
SSB	01/16/2024	GBP	1,363,000	USD	1,666,024	71,485	—
SSB	01/16/2024	HKD	16,857,000	USD	2,158,835	750	—
SSB	01/16/2024	EUR	449,000	USD	484,487	11,518	—
SSB	01/16/2024	JPY	974,974,000	USD	6,601,890	330,635	—
SSB	01/16/2024	AUD	2,656,000	USD	1,681,975	128,958	—
UBS	01/16/2024	USD	1,029,757	AUD	1,591,000	—	(55,030)
UBS	01/16/2024	USD	35,125	GBP	28,000	—	(568)
UBS	01/16/2024	USD	1,462,019	HKD	11,424,000	—	(1,533)
UBS	01/16/2024	USD	341,500	ILS	1,360,000	—	(34,242)
UBS	01/16/2024	USD	546,783	JPY	79,162,000	—	(16,096)
UBS	01/16/2024	USD	13,551	SGD	18,000	—	(99)
UBS	01/16/2024	EUR	1,533,000	USD	1,628,914	64,574	—
UBS	01/16/2024	GBP	1,023,000	USD	1,255,857	48,232	—
UBS	01/16/2024	HKD	19,357,000	USD	2,477,488	2,377	—
UBS	01/16/2024	AUD	5,000	USD	3,291	118	—

Total						$2,148,899	$(1,747,905)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Specialized REITs	20.4%	$35,605,829
Real Estate Management & Development	15.9	27,732,742
Industrial REITs	13.7	23,829,850
Retail REITs	13.3	23,119,510
Residential REITs	11.6	20,243,809
Health Care REITs	5.8	10,167,885
Office REITs	4.2	7,395,773
Hotel & Resort REITs	4.2	7,318,819
Diversified REITs	3.6	6,229,174
Construction & Engineering	1.8	3,170,965
Health Care Providers & Services	1.2	2,082,730
Diversified Telecommunication Services	0.9	1,583,611
IT Services	0.6	1,074,993
Building Products	0.6	990,484

Investments	97.8	170,546,174
Short-Term Investments	2.2	3,785,724

Total Investments	100.0%	$174,331,898

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$105,619,435	$64,926,739	$—	$170,546,174
Other Investment Company	1,464,229	—	—	1,464,229
Repurchase Agreement	—	2,321,495	—	2,321,495

Total Investments	$107,083,664	$67,248,234	$—	$174,331,898

Other Financial Instruments
Forward Foreign Currency Contracts (G)	$—	$2,148,899	$—	$2,148,899

Total Other Financial Instruments	$—	$2,148,899	$—	$2,148,899

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (G)	$—	$(1,747,905)	$—	$(1,747,905)

Total Other Financial Instruments	$—	$(1,747,905)	$—	$(1,747,905)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,111,402, collateralized by cash collateral of $1,464,229 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,828,867. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2023, the value of the Regulation S security is $149,898, representing 0.1% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the value of the 144A security is $1,583,611, representing 0.9% of the Portfolio’s net assets.
(E)	Rates disclosed reflect the yields at December 31, 2023.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
NOMI	Nomura International PLC
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $163,758,933) (including securities loaned of $4,111,402)	$172,010,403
Repurchase agreement, at value (cost $2,321,495)	2,321,495
Foreign currency, at value (cost $137,903)	137,947
Receivables and other assets:
Investments sold	205,986
Net income from securities lending	832
Dividends	753,119
Interest	484
Tax reclaims	178,970
Unrealized appreciation on forward foreign currency contracts	2,148,899
Total assets	177,758,135

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,464,229
Cash collateral at broker for:
OTC derivatives (A)	20,000
Payables and other liabilities:
Investments purchased	121,388
Shares of beneficial interest redeemed	64,994
Investment management fees	110,399
Distribution and service fees	15,116
Transfer agent costs	230
Trustee and CCO fees	50
Audit and tax fees	21,789
Custody fees	28,868
Legal fees	3,498
Printing and shareholder reports fees	35,974
Other accrued expenses	10,303
Unrealized depreciation on forward foreign currency contracts	1,747,905
Total liabilities	3,644,743
Net assets	$174,113,392

Net assets consist of:
Capital stock ($0.01 par value)	$173,819
Additional paid-in capital	429,912,630
Total distributable earnings (accumulated losses)	(255,973,057)
Net assets	$174,113,392

Net assets by class:
Initial Class	$100,807,588
Service Class	73,305,804
Shares outstanding:
Initial Class	10,369,371
Service Class	7,012,491
Net asset value and offering price per share:
Initial Class	$9.72
Service Class	10.45

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$10,346,404
Interest income	130,746
Net income from securities lending	71,036
Withholding taxes on foreign income	(627,224)
Total investment income	9,920,962

Expenses:
Investment management fees	2,247,296
Distribution and service fees:
Service Class	172,646
Transfer agent costs	3,333
Trustee and CCO fees	11,298
Audit and tax fees	25,398
Custody fees	122,130
Legal fees	29,269
Printing and shareholder reports fees	104,564
Dividends, interest and fees for borrowings from CFD	56,167
Other	48,611
Total expenses	2,820,712

Net investment income (loss)	7,100,250

Net realized gain (loss) on:
Investments	(74,452,515)
Swap agreements	204,777
Forward foreign currency contracts	(692,313)
Foreign currency transactions	(261,185)
Net realized gain (loss)	(75,201,236)

Net change in unrealized appreciation (depreciation) on:
Investments	88,865,631
Forward foreign currency contracts	985,573
Translation of assets and liabilities denominated in foreign currencies	(1,944)
Net change in unrealized appreciation (depreciation)	89,849,260
Net realized and change in unrealized gain (loss)	14,648,024
Net increase (decrease) in net assets resulting from operations	$21,748,274

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$7,100,250	$15,648,904
Net realized gain (loss)	(75,201,236)	(129,168,503)
Net change in unrealized appreciation (depreciation)	89,849,260	(185,032,211)
Net increase (decrease) in net assets resulting from operations	21,748,274	(298,551,810)

Dividends and/or distributions to shareholders:
Initial Class	(10,636,279)	(22,344,430)
Service Class	(3,641,407)	(2,418,885)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,277,686)	(24,763,315)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,188,832	3,105,407
Service Class	2,463,258	4,719,107
	3,652,090	7,824,514
Dividends and/or distributions reinvested:
Initial Class	10,636,279	22,344,430
Service Class	3,641,407	2,418,885
	14,277,686	24,763,315
Cost of shares redeemed:
Initial Class	(228,764,240)	(384,083,427)
Service Class	(8,108,168)	(11,884,623)
	(236,872,408)	(395,968,050)
Net increase (decrease) in net assets resulting from capital share transactions	(218,942,632)	(363,380,221)
Net increase (decrease) in net assets	(211,472,044)	(686,695,346)

Net assets:
Beginning of year	385,585,436	1,072,280,782
End of year	$174,113,392	$385,585,436

Capital share transactions - shares:
Shares issued:
Initial Class	130,827	292,865
Service Class	253,220	408,474
	384,047	701,339
Shares reinvested:
Initial Class	1,196,432	2,203,593
Service Class	380,900	222,733
	1,577,332	2,426,326
Shares redeemed:
Initial Class	(25,546,390)	(41,259,558)
Service Class	(824,634)	(1,017,876)
	(26,371,024)	(42,277,434)
Net increase (decrease) in shares outstanding:
Initial Class	(24,219,131)	(38,763,100)
Service Class	(190,514)	(386,669)
	(24,409,645)	(39,149,769)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.12	$13.17	$10.69	$13.40	$10.80

Investment operations:
Net investment income (loss) (A)	0.24	0.24	0.36	0.23	0.27
Net realized and unrealized gain (loss)	0.92	(3.91)	2.43	(0.53)	2.44
Total investment operations	1.16	(3.67)	2.79	(0.30)	2.71

Dividends and/or distributions to shareholders:
Net investment income	(0.56)	(0.38)	(0.31)	(1.51)	(0.11)
Net realized gains	—	—	—	(0.90)	—
Total dividends and/or distributions to shareholders	(0.56)	(0.38)	(0.31)	(2.41)	(0.11)

Net asset value, end of year	$9.72	$9.12	$13.17	$10.69	$13.40

Total return	13.33%	(28.19)%	26.22%	(0.31)%	25.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$100,807	$315,322	$965,695	$343,554	$907,719
Expenses to average net assets	0.90%	0.78%	0.79%	0.82%	0.78%
Net investment income (loss) to average net assets	2.55%	2.14%	2.88%	2.03%	2.17%
Portfolio turnover rate	60%	62%	62%	107%	93%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.75	$14.04	$11.39	$14.09	$11.35

Investment operations:
Net investment income (loss) (A)	0.19	0.21	0.28	0.21	0.24
Net realized and unrealized gain (loss)	1.04	(4.16)	2.65	(0.53)	2.58
Total investment operations	1.23	(3.95)	2.93	(0.32)	2.82

Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.34)	(0.28)	(1.48)	(0.08)
Net realized gains	—	—	—	(0.90)	—
Total dividends and/or distributions to shareholders	(0.53)	(0.34)	(0.28)	(2.38)	(0.08)

Net asset value, end of year	$10.45	$9.75	$14.04	$11.39	$14.09

Total return	13.15%	(28.38)%	25.85%	(0.51)%	24.88%

Ratio and supplemental data:
Net assets end of year (000’s)	$73,306	$70,263	$106,586	$91,150	$97,213
Expenses to average net assets	1.15%	1.03%	1.04%	1.06%	1.03%
Net investment income (loss) to average net assets	1.98%	1.83%	2.16%	1.82%	1.82%
Portfolio turnover rate	60%	62%	62%	107%	93%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Real Estate Securities VP (formerly, Transamerica BlackRock Global Real Estate Securities VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,464,229	$—	$—	$—	$1,464,229
Total Borrowings	$1,464,229	$—	$—	$—	$1,464,229

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2023 are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$2,148,899	$—	$—	$—	$2,148,899
Total	$—	$2,148,899	$—	$—	$—	$2,148,899

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(1,747,905)	$—	$—	$—	$(1,747,905)
Total	$—	$(1,747,905)	$—	$—	$—	$(1,747,905)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$204,777	$—	$—	$204,777
Forward foreign currency contracts	—	(692,313)	—	—	—	(692,313)
Total	$—	$(692,313)	$204,777	$—	$—	$(487,536)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$985,573	$—	$—	$—	$985,573
Total	$—	$985,573	$—	$—	$—	$985,573

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Total return swaps:
Average notional value – long	$956,504
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	36,605,001
Average contract amounts sold – in USD	34,450,279

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$11,488	$(11,488)	$—	$—	$57,632	$(11,488)	$—	$46,144
BNP Paribas	31,624	(31,624)	—	—	151,294	(31,624)	—	119,670
Citibank, N.A.	23,816	(23,816)	—	—	33,918	(23,816)	—	10,102
Goldman Sachs International	6,733	(6,733)	—	—	290,771	(6,733)	—	284,038
HSBC Bank USA	380,561	(96,917)	—	283,644	96,917	(96,917)	—	—

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Chase Bank, N.A.	$738,267	$(738,267)	$—	$—	$830,416	$(738,267)	$—	$92,149
Nomura International PLC	2,162	(2,162)	—	—	34,564	(2,162)	—	32,402
State Street Bank & Trust Co.	838,947	(144,825)	—	694,122	144,825	(144,825)	—	—
UBS AG	115,301	(107,568)	—	7,733	107,568	(107,568)	—	—

Total	$2,148,899	$(1,163,400)	$—	$985,499	$1,747,905	$(1,163,400)	$—	$584,505

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Real estate securities risk: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the Portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the Portfolio will also be subject to the risks associated with that one area or property type. The value of the Portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $500 million	0.75
Over $500 million up to $750 million	0.70
Over $750 million	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2024
Service Class	1.15	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 173,012,446	$ —	$ 392,561,503	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 180,674,702	$ 3,372,095	$ (9,602,615)	$ (6,230,520)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 127,312,913	$ 129,781,062

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,277,686	$ —	$ —	$ 24,763,315	$ —	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,348,565	$ —	$ (257,093,975)	$ —	$ —	$ (6,227,647)

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Real Estate Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Real Estate Securities VP (formerly, Transamerica BlackRock Global Real Estate Securities VP) (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Risk assets experienced a robust recovery in 2023, particularly in the final months of the year. In the U.S., moderating inflation, less central bank tightening, increased fiscal spending, and euphoria over artificial intelligence fueled gains across many risk assets. Both the economy and consumers demonstrated the ability to look through market and geopolitical shocks over the year. The Nasdaq Index outperformed all major global benchmarks in 2023 and broader U.S., European, Japanese, and Latin American equities also notched attractive gains, while Chinese equities stand out as a laggard over the year. In fixed income, a year-end surge allowed the Bloomberg Global Aggregate Index to finish 2023 with positive total returns despite being negative through mid-November. U.S. 10-year Treasury yields briefly touched 5% at the end of the third quarter, but ultimately ended the year where they started, just below 4%.

PERFORMANCE

For the year ended December 31, 2023, Transamerica BlackRock Tactical Allocation VP, Service Class returned 14.88%. By comparison, its primary, secondary and additional benchmarks, the Russell 3000® Index, the Bloomberg US Aggregate Bond Index and the MSCI EAFE Index, returned 25.96%, 5.53% and 18.85%, respectively.

STRATEGY REVIEW

Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a global multi-asset fund of funds consisting of exposure to both equities and fixed income. The portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, and 2) by allocating capital to underlying Transamerica funds with sub-advisers that seek to generate alpha via sector and security selection.

The Portfolio underperformed its primary benchmark for the 12-month period ended December 31, 2023. Tactical asset allocation was slightly additive to performance; however, underlying fund selection detracted for the year. For most of the year, the Portfolio maintained a preference for equities, expressed in the U.S. for the duration of 2023 and Japan in the aftermath of the Silicon Valley Bank crisis. These positions were additive to performance. The Portfolio was underweight U.S. duration for the year to varying degrees, which detracted over the year given the bond market rally in the fourth quarter.

Underlying fund selection was challenged over the fiscal year. Transamerica Aegon Sustainable Equity Income VP, Transamerica International Focus VP, and the Transamerica TS&W International Equity VP detracted from performance over the year versus their respective benchmarks. Transamerica Aegon Bond VP and Transamerica JPMorgan Enhanced Index VP were the largest contributors from an underlying fund selection perspective.

Philip Green

Michael Pensky, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 year	10 year or Since Inception	Inception Date
Initial Class	15.31%	6.82%	5.16%	05/01/2011
Service Class	14.88%	6.54%	4.90%	05/01/2009
Russell 3000® Index (A)	25.96%	15.16%	11.48%
Bloomberg US Aggregate Bond Index (B)	5.53%	1.10%	1.81%
MSCI EAFE Index (C)	18.85%	8.69%	4.78%

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,059.70	$0.93	$1,024.30	$0.92	0.18%
Service Class	1,000.00	1,058.00	2.23	1,023.00	2.19	0.43

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	47.6%
U.S. Fixed Income Fund	37.4
International Equity Funds	14.1
Repurchase Agreement	0.4
International Alternative Fund	0.0 *
Net Other Assets (Liabilities)	0.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 3.1%
U.S. Equity Funds - 1.6%
SPDR S&P 500 ETF Trust	10,327	$ 4,908,526
Vanguard Value ETF (A)	65,894	9,851,153

		14,759,679

U.S. Fixed Income Fund - 1.5%
Vanguard Total Bond Market ETF	185,788	13,664,708

Total Exchange-Traded Funds (Cost $27,496,025)		28,424,387

INVESTMENT COMPANIES - 96.0%
International Alternative Fund - 0.0% (B)
Transamerica Global Allocation Liquidating Trust (C) (D) (E) (F)	13,521	16,809

International Equity Funds - 14.1%
Transamerica International Focus VP (D)	6,494,385	56,306,320
Transamerica Morgan Stanley Capital Growth VP (D)	3,262,160	18,137,609
Transamerica TS&W International Equity VP (D)	3,790,959	54,779,361

		129,223,290

U.S. Equity Funds - 46.0%
Transamerica JPMorgan Enhanced Index VP (D)	11,315,730	270,559,111
Transamerica Large Cap Value (D)	5,252,259	66,808,728
Transamerica Small Cap Growth (D)	1,816,186	12,023,153
Transamerica Small Cap Value (D)	2,219,974	12,476,252
Transamerica WMC US Growth VP (D)	1,701,582	61,001,722

		422,868,966

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 35.9%
Transamerica Aegon Core Bond VP (D)	14,615,889	$ 160,336,297
Transamerica Bond (D)	19,504,010	158,957,680
Transamerica Short-Term Bond (D)	1,029,362	10,015,696

		329,309,673

Total Investment Companies (Cost $837,764,764)		881,418,738

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 2.50% (G), dated 12/29/2023, to be repurchased at $3,497,045 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $3,566,084.	$ 3,496,074	3,496,074

Total Repurchase Agreement (Cost $3,496,074)		3,496,074

Total Investments (Cost $868,756,863)		913,339,199
Net Other Assets (Liabilities) - 0.5%		4,440,493

Net Assets - 100.0%		$ 917,779,692

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$28,424,387	$—	$—	$28,424,387
Investment Companies	881,401,929	—	—	881,401,929
Repurchase Agreement	—	3,496,074	—	3,496,074

Total	$909,826,316	$3,496,074	$—	$913,322,390

Investment Companies Measured at Net Asset Value (F)				16,809

Total Investments				$913,339,199

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $7,489,950 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $7,640,250. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Non-income producing security.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2023	Shares as of December 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$258,138,558	$—	$(269,241,224)	$(42,595,103)	$53,697,769	$—	—	$—	$—
Transamerica Aegon Core Bond VP	63,194,675	201,910,155	(103,800,003)	(10,286,782)	9,318,252	160,336,297	14,615,889	4,210,154	—
Transamerica Aegon Sustainable Equity Income VP	40,649,464	10,719,483	(48,131,814)	(9,524,201)	6,287,068	—	—	719,483	—
Transamerica Bond	99,113,185	172,045,365	(110,400,003)	(19,251,083)	17,450,216	158,957,680	19,504,010	6,345,366	—
Transamerica Global Allocation Liquidating Trust	37,432	—	—	—	(20,623)	16,809	13,521	—	—
Transamerica International Focus VP	54,859,540	19,365,845	(23,800,001)	(301,356)	6,182,292	56,306,320	6,494,385	1,115,845	—
Transamerica JPMorgan Enhanced Index VP	128,404,329	158,215,842	(61,400,000)	13,704,493	31,634,447	270,559,111	11,315,730	1,453,586	8,362,256
Transamerica JPMorgan Mid Cap Value VP	28,364,385	26,772,973	(49,188,153)	(7,841,901)	1,892,696	—	—	710,607	3,762,366
Transamerica Large Cap Value	59,935,787	27,985,035	(23,800,000)	2,596,707	91,199	66,808,728	5,252,259	956,392	5,378,644
Transamerica Morgan Stanley Capital Growth VP	11,357,765	5,050,000	(4,099,999)	(12,457,572)	18,287,415	18,137,609	3,262,160	—	—
Transamerica Short-Term Bond	14,831,502	34,824,843	(39,641,275)	(86,087)	86,713	10,015,696	1,029,362	324,843	—
Transamerica Small Cap Growth	—	12,614,344	(2,100,000)	234,003	1,274,806	12,023,153	1,816,186	—	604,344
Transamerica Small Cap Value	—	12,433,218	(2,100,000)	316,842	1,826,192	12,476,252	2,219,974	423,218	—
Transamerica T. Rowe Price Small Cap VP	46,078,093	11,908,034	(56,581,328)	(18,740,940)	17,336,141	—	—	—	1,308,034
Transamerica TS&W International Equity VP	38,537,295	26,362,002	(17,313,986)	2,145,431	5,048,619	54,779,361	3,790,959	562,002	—
Transamerica WMC US Growth VP	45,150,244	20,517,327	(22,500,000)	1,806,083	16,028,068	61,001,722	1,701,582	22,643	1,594,683

Total	$888,652,254	$740,724,466	$(834,097,786)	$(100,281,466)	$186,421,270	$881,418,738	71,016,017	$16,844,139	$21,010,327

(E)	Restricted security. At December 31, 2023, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$139,107	$16,809	0.0	%(B)

(F)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(G)	Rate disclosed reflects the yield at December 31, 2023.
(H)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Affiliated investments, at value (cost $837,764,764)	$881,418,738
Unaffiliated investments, at value (cost $27,496,025) (including securities loaned of $7,489,950)	28,424,387
Repurchase agreement, at value (cost $3,496,074)	3,496,074
Cash	11,685
Receivables and other assets:
Investments sold	97,200,000
Net income from securities lending	848
Shares of beneficial interest sold	379
Dividends from affiliated investments	412,484
Dividends from unaffiliated investments	1,211
Interest	728
Total assets	1,010,966,534

Liabilities:
Payables and other liabilities:
Investments purchased	92,412,484
Shares of beneficial interest redeemed	387,333
Investment management fees	100,133
Distribution and service fees	187,142
Transfer agent costs	1,044
Trustee and CCO fees	240
Audit and tax fees	19,773
Custody fees	2,569
Legal fees	9,959
Printing and shareholder reports fees	56,991
Other accrued expenses	9,174
Total liabilities	93,186,842
Net assets	$917,779,692

Net assets consist of:
Capital stock ($0.01 par value)	$712,961
Additional paid-in capital	961,244,251
Total distributable earnings (accumulated losses)	(44,177,520)
Net assets	$917,779,692
Net assets by class:
Initial Class	$25,978,334
Service Class	891,801,358
Shares outstanding:
Initial Class	4,966,764
Service Class	66,329,304
Net asset value and offering price per share:
Initial Class	$5.23
Service Class	13.45

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from affiliated investments	$16,844,139
Dividend income from unaffiliated investments	1,128,990
Interest income from unaffiliated investments	113,570
Net income from securities lending	13,229
Total investment income	18,099,928

Expenses:
Investment management fees	1,197,004
Distribution and service fees:
Service Class	2,239,414
Transfer agent costs	10,858
Trustee and CCO fees	39,844
Audit and tax fees	31,105
Custody fees	10,748
Legal fees	79,579
Printing and shareholder reports fees	164,471
Other	52,111
Total expenses	3,825,134

Net investment income (loss)	14,274,794

Net realized gain (loss) on:
Affiliated investments	(100,281,466)
Unaffiliated investments	5,788,989
Capital gain distributions received from affiliated investments	21,010,327
Net realized gain (loss)	(73,482,150)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	186,421,270
Unaffiliated investments	494,223
Net change in unrealized appreciation (depreciation)	186,915,493
Net realized and change in unrealized gain (loss)	113,433,343
Net increase (decrease) in net assets resulting from operations	$127,708,137

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$14,274,794	$23,585,031
Net realized gain (loss)	(73,482,150)	29,486,626
Net change in unrealized appreciation (depreciation)	186,915,493	(254,641,326)
Net increase (decrease) in net assets resulting from operations	127,708,137	(201,569,669)

Dividends and/or distributions to shareholders:
Initial Class	(3,784,261)	(6,362,820)
Service Class	(54,516,846)	(122,946,336)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(58,301,107)	(129,309,156)

Capital share transactions:
Proceeds from shares sold:
Initial Class	790,301	1,362,510
Service Class	5,287,906	4,057,023
	6,078,207	5,419,533
Dividends and/or distributions reinvested:
Initial Class	3,784,261	6,362,820
Service Class	54,516,846	122,946,336
	58,301,107	129,309,156
Cost of shares redeemed:
Initial Class	(2,634,141)	(1,732,616)
Service Class	(146,987,289)	(150,860,759)
	(149,621,430)	(152,593,375)
Net increase (decrease) in net assets resulting from capital share transactions	(85,242,116)	(17,864,686)
Net increase (decrease) in net assets	(15,835,086)	(348,743,511)

Net assets:
Beginning of year	933,614,778	1,282,358,289
End of year	$917,779,692	$933,614,778

Capital share transactions - shares:
Shares issued:
Initial Class	148,025	213,768
Service Class	411,668	271,095
	559,693	484,863
Shares reinvested:
Initial Class	766,045	1,150,600
Service Class	4,292,665	9,515,970
	5,058,710	10,666,570
Shares redeemed:
Initial Class	(498,623)	(260,653)
Service Class	(11,357,406)	(10,623,108)
	(11,856,029)	(10,883,761)
Net increase (decrease) in shares outstanding:
Initial Class	415,447	1,103,715
Service Class	(6,653,073)	(836,043)
	(6,237,626)	267,672

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$5.33	$8.50	$8.87	$8.99	$8.68

Investment operations:
Net investment income (loss) (A)	0.10	0.17	0.29	0.25	0.17
Net realized and unrealized gain (loss)	0.66	(1.47)	0.40	0.87	1.29
Total investment operations	0.76	(1.30)	0.69	1.12	1.46

Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.60)	(0.48)	(0.33)	(0.40)
Net realized gains	(0.49)	(1.27)	(0.58)	(0.91)	(0.75)
Total dividends and/or distributions to shareholders	(0.86)	(1.87)	(1.06)	(1.24)	(1.15)

Net asset value, end of year	$5.23	$5.33	$8.50	$8.87	$8.99

Total return	15.31%	(16.06)%	7.91%	13.40%	17.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$25,978	$24,280	$29,319	$28,518	$26,400
Expenses to average net assets (B)	0.17%	0.15%	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets	1.81%	2.52%	3.22%	2.83%	1.91%
Portfolio turnover rate	91%	42%	33%	67%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$12.46	$16.97	$16.72	$15.90	$14.57

Investment operations:
Net investment income (loss) (A)	0.20	0.32	0.50	0.40	0.26
Net realized and unrealized gain (loss)	1.61	(3.01)	0.76	1.62	2.17
Total investment operations	1.81	(2.69)	1.26	2.02	2.43

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.55)	(0.43)	(0.29)	(0.35)
Net realized gains	(0.49)	(1.27)	(0.58)	(0.91)	(0.75)
Total dividends and/or distributions to shareholders	(0.82)	(1.82)	(1.01)	(1.20)	(1.10)

Net asset value, end of year	$13.45	$12.46	$16.97	$16.72	$15.90

Total return	14.88%	(16.21)%	7.63%	13.19%	17.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$891,802	$909,335	$1,253,039	$1,348,851	$1,363,259
Expenses to average net assets (B)	0.42%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets	1.54%	2.23%	2.92%	2.53%	1.65%
Portfolio turnover rate	91%	42%	33%	67%	36%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.130%
Over $1 billion up to $2 billion	0.110
Over $2 billion up to $3 billion	0.105
Over $3 billion	0.100

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2023
Initial Class	0.21%	May 1, 2024
Service Class	0.46	May 1, 2024
Prior to May 1, 2023
Initial Class	0.25
Service Class	0.50

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 830,176,772	$ 980,913,166

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 878,275,443	$ 39,310,533	$ (4,246,777)	$ 35,063,756

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 2,296,127	$ 91,176,471

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 23,587,991	$ 34,713,116	$ —	$ 47,845,476	$ 81,463,680	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,231,322	$ —	$ (93,472,598)	$ —	$ —	$ 35,063,756

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $34,713,116 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,706,525	$ 253,542

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

(unaudited)

MARKET ENVIRONMENT

The dominant theme in the economy over the year ended December 31, 2023 was one of continued resilient growth, especially in the U.S., despite a backdrop of restrictive policy from central banks.

After a historically difficult year for multi-asset portfolios in 2022, 2023 proved to be a positive environment for risk assets. Despite fears of a European energy crisis, hawkish central banks, and a banking shock, equities performed well in 2023. While widespread anticipation of broad-based economic weakness did not materialize, global trends diverged, and the U.S. emerged as a relative outperformer in terms of economic growth. Much of the equity rally seen over the year was driven by strong returns in the technology sector, with the structural growth expectations of artificial intelligence acting as a tailwind. Outside of the U.S., economic growth in the eurozone and China were relatively weaker, with each region facing its own economic headwinds. Persistent inflation and weak manufacturing weighed on Europe in particular, as the European Central Bank’s higher rate trajectory seemed to have a bigger impact on economic activity relative to the U.S. China faced headwinds from a slower-than-expected reopening, continued stress within the real estate sector, and muted consumer spending. Relative weakness in China led emerging markets equities to underperform developed market equities in 2023.

Within U.S. equities, mega-cap technology was the key driver of returns for most of the fiscal year. Most sectors returned positively though consumer staples, energy and utilities were negative for the year, with energy affected by weaker oil prices, and defensive sectors lagging more growth-oriented sectors, like technology and consumer discretionary.

Within bond markets, U.S. corporate bonds and short-term debt posted attractive returns relative to U.S. aggregate fixed income. Longer duration U.S. Treasuries, including 10-year Treasuries, posted negative returns as yields increased over the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Goldman Sachs 70/30 Allocation VP, Service Class returned 16.25%. By comparison, its primary and secondary benchmarks, the Russell 3000® Index and the Transamerica 70/30 Allocation VP Blended Benchmark, returned 25.96% and 17.97%, respectively.

STRATEGY REVIEW

Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a multi-asset fund-of-funds that seeks long-term capital appreciation with current income as a secondary objective, through its strategic allocation to approximately 70% equity and 30% fixed income asset classes. We rebalanced the Portfolio to maintain the 70% equity and 30% fixed income target within an approximately +/- 2% range. Asset allocation adjustments were made toward the end of the fiscal year to marginally tilt toward higher U.S. large capitalization equity exposure relative to international large cap exposure. We also adjusted fixed income allocations to reduce off-benchmark asset classes such as inflation-protected and high-yield debt.

The Portfolio underperformed its secondary blended benchmark for the fiscal year ended December 31, 2023. Underlying funds overall detracted versus their respective benchmarks. This was driven by equity managers, while fixed income fund managers overall outperformed their benchmarks. Transamerica International Equity, Transamerica Sustainable Equity Income, and Transamerica Emerging Market Opportunities drove underperformance within equities. Within fixed income, Transamerica High Yield Bond detracted, while other fixed income funds generally outperformed their benchmarks.

The Portfolio experienced positive absolute performance across all underlying equity and fixed income managers. The largest contributor of returns was the U.S. large cap growth fund, Transamerica WMC US Growth VP. While U.S. growth equities were particularly strong in an overall strong equity market in 2023, emerging market equities lagged relative to other regions. The Portfolio was slightly overweight in emerging markets equities contributing somewhat to the Portfolio’s underperformance versus the benchmark. Within fixed income, off-benchmark allocations to high yield debt were accretive to relative performance.

Neill Nuttall

Alexandra Wilson-Elizondo

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	10 Year or Since Inception	Inception Date
Service Class	16.25%	9.23%	05/01/2020
Russell 3000® Index (A)	25.96%	16.03%
Transamerica 70/30 Allocation VP Blended Benchmark (A) (B) (C) (D) (E)	17.97%	9.57%

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Transamerica 70/30 Allocation VP Blended Benchmark is composed of the following benchmarks: 49% Russell 3000® Index, 30% Bloomberg US Aggregate Bond Index, 18.90% MSCI EAFE Index and 2.10% MSCI Emerging Markets Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other portfolios. An investment in the Portfolio is subject to the risks associated with the underlying portfolios.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Investments in small- and medium-sized companies presents additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,056.60	$2.64	$1,022.60	$2.60	0.51%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	48.9%
U.S. Fixed Income Funds	29.0
International Equity Funds	21.3
Net Other Assets (Liabilities)	0.8
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
INVESTMENT COMPANIES - 99.2%
International Equity Funds - 21.3%
Transamerica Emerging Markets Opportunities (A)	23,640	$ 175,409
Transamerica International Equity (A)	53,133	1,072,760
Transamerica International Small Cap Value (A)	5,466	77,291

		1,325,460

U.S. Equity Funds - 48.9%
Transamerica Aegon Sustainable Equity Income VP (A)	13,734	250,785
Transamerica Large Cap Value (A)	94,167	1,197,799
Transamerica Small Cap Growth (A)	12,435	82,322
Transamerica Small Cap Value (A)	16,777	94,285
Transamerica WMC US Growth VP (A)	39,623	1,420,480

		3,045,671

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 29.0%
Transamerica Bond (A)	38,440	$ 313,282
Transamerica Core Bond (A)	144,468	1,259,762
Transamerica High Yield Bond (A)	13,372	108,447
Transamerica Pinebridge Inflation Opportunities VP (A)	12,532	122,062

		1,803,553

Total Investment Companies (Cost $6,313,730)		6,174,684

Total Investments (Cost $6,313,730)		6,174,684
Net Other Assets (Liabilities) - 0.8%		52,189

Net Assets - 100.0%		$ 6,226,873

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$6,174,684	$—	$—	$6,174,684

Total Investments	$6,174,684	$—	$—	$6,174,684

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Affiliated investments, at value (cost $6,313,730)	$6,174,684
Cash	75,285
Receivables and other assets:
Dividends from affiliated investments	5,559
Due from investment manager	2,940
Other assets	1,361
Total assets	6,259,829

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	5,559
Shares of beneficial interest redeemed	153
Distribution and service fees	1,261
Transfer agent costs	6
Trustee and CCO fees	2
Audit and tax fees	19,868
Custody fees	848
Legal fees	49
Printing and shareholder reports fees	175
Other accrued expenses	5,035
Total liabilities	32,956
Net assets	$6,226,873

Net assets consist of:
Capital stock ($0.01 par value)	$5,190
Additional paid-in capital	6,149,055
Total distributable earnings (accumulated losses)	72,628
Net assets	$6,226,873
Shares outstanding	518,969
Net asset value and offering price per share	$12.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from affiliated investments	$122,881
Interest income from unaffiliated investments	2,222
Total investment income	125,103

Expenses:
Investment management fees	4,961
Distribution and service fees	11,926
Transfer agent costs	56
Trustee and CCO fees	234
Audit and tax fees	24,418
Custody fees	3,318
Legal fees	403
Printing and shareholder reports fees	2,327
Index fees	9,738
Filing fees	9,976
Other	172
Total expenses before waiver and/or reimbursement and recapture	67,529
Expense waived and/or reimbursed	(42,806)
Recapture of previously waived and/or reimbursed fees	83
Net expenses	24,806

Net investment income (loss)	100,297

Net realized gain (loss) on:
Affiliated investments	11,292
Capital gain distributions received from affiliated investments	114,586
Net realized gain (loss)	125,878

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	521,322
Net realized and change in unrealized gain (loss)	647,200
Net increase (decrease) in net assets resulting from operations	$747,497

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$100,297	$69,956
Net realized gain (loss)	125,878	79,580
Net change in unrealized appreciation (depreciation)	521,322	(888,970)
Net increase (decrease) in net assets resulting from operations	747,497	(739,434)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(161,144)	(321,886)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(161,144)	(321,886)

Capital share transactions:
Proceeds from shares sold	1,618,485	1,073,462
Dividends and/or distributions reinvested	161,144	321,886
Cost of shares redeemed	(195,071)	(84,668)
Net increase (decrease) in net assets resulting from capital share transactions	1,584,558	1,310,680
Net increase (decrease) in net assets	2,170,911	249,360

Net assets:
Beginning of year	4,055,962	3,806,602
End of year	$6,226,873	$4,055,962

Capital share transactions - shares:
Shares issued	142,680	86,639
Shares reinvested	14,210	29,183
Shares redeemed	(17,576)	(7,361)
Net increase (decrease) in shares outstanding	139,314	108,461

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Service Class
	December 31, 2023		December 31, 2022		December 31, 2021		December 31, 2020 (A)
Net asset value, beginning of period/year	$10.68		$14.04		$12.69		$10.00

Investment operations:
Net investment income (loss) (B)	0.24		0.21		0.38		0.19
Net realized and unrealized gain (loss)	1.48		(2.60)		1.28		2.50
Total investment operations	1.72		(2.39)		1.66		2.69
Contribution from investment manager	—		—		0.03		—

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.23)		(0.12)		—
Net realized gains	(0.21)		(0.74)		(0.22)		—
Total dividends and/or distributions to shareholders	(0.40)		(0.97)		(0.34)		—

Net asset value, end of period/year	$12.00		$10.68		$14.04		$12.69

Total return	16.25%		(17.10)%		13.33	%(C)	26.90	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,227		$4,056		$3,807		$1,289
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.42%		1.66%		1.72%		6.01	%(F)
Including waiver and/or reimbursement and recapture	0.52	%(G)	0.51	%(G)	0.50	%(G)	1.15	%(F)
Net investment income (loss) to average net assets	2.10%		1.79%		2.78%		2.54	%(F)
Portfolio turnover rate	7%		24%		23%		4	%(D)

(A)	Commenced operations on May 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return includes the contribution from investment manager. If the investment manager had not made the contribution, total return would have decreased by 0.24%.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.
(G)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Portfolio through its investments in Underlying Funds. If the expenses incurred by the Underlying Funds were included in these ratios they would have increased by 0.63%, 0.64% and 0.65%, for the years ended December 31, 2023, December 31, 2022, and December 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Asset class variation risk: The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed-income) or underlying index components. However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the Portfolio’s assets invested in various underlying portfolios, the Portfolio’s actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class, and this in turn may adversely affect the Portfolio’s performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion up to $9 billion	0.0800
Over $9 billion	0.0725

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.15%	May 1, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2023, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2021	2022	2023	Total
Service Class	$37,766	$45,282	$42,806	$125,854

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,760,500	$ 289,000

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 6,336,609	$ 63,142	$ (225,067)	$ (161,925)

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 76,772	$ 84,372	$ —	$ 124,390	$ 197,496	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 99,476	$ 135,077	$ —	$ —	$ —	$ (161,925)

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs 70/30 Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from May 1, 2020 (commencement of operations) through December 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from May 1, 2020 (commencement of operations) through December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs 70/30 Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $84,372 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 38,331	$ 3,097

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

(unaudited)

MARKET ENVIRONMENT

The dominant theme in the economy over the year ended December 31, 2023 was one of continued resilient growth, especially in the U.S., despite a backdrop of restrictive policy from central banks.

After a historically difficult year for multi-asset portfolios in 2022, 2023 proved to be a positive environment for risk assets. Despite fears of a European energy crisis, hawkish central banks, and a banking shock, equities performed well in 2023. While widespread anticipation of broad-based economic weakness did not materialize, global trends diverged, and the U.S. emerged as a relative outperformer in terms of economic growth. Much of the equity rally seen over the year was driven by strong returns in the technology sector, with the structural growth expectations of artificial intelligence acting as a tailwind. Outside of the U.S., economic growth in the eurozone and China were relatively weaker, with each region facing its own economic headwinds. Persistent inflation and weak manufacturing weighed on Europe in particular, as the European Central Bank’s higher rate trajectory seemed to have a bigger impact on economic activity relative to the U.S. China faced headwinds from a slower-than-expected reopening, continued stress within the real estate sector, and muted consumer spending. Relative weakness in China led emerging markets equities to underperform developed market equities in 2023.

Within U.S. equities, mega-cap technology was the key driver of returns for most of the fiscal year. Most sectors returned positively though consumer staples, energy and utilities were negative for the year, with energy affected by weaker oil prices, and defensive sectors lagging more growth-oriented sectors, like technology and consumer discretionary.

Within bond markets, U.S. corporate bonds and short-term debt posted attractive returns relative to U.S. aggregate fixed income. Longer duration U.S. Treasuries, including 10-year Treasuries, posted negative returns as yields increased over the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Goldman Sachs Managed Risk – Balanced ETF VP, Initial Class returned 13.41%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Goldman Sachs Managed Risk – Balanced ETF VP Blended Benchmark, returned 5.53% and 14.06%, respectively.

STRATEGY REVIEW

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP (the “Portfolio”) is a multi-asset fund-of-fund which seeks to achieve its investment objective of balancing capital appreciation and income by investing its assets primarily in a combination of underlying third-party exchange-traded funds (“ETFs”). The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

The Portfolio entered the fiscal year at full equity risk, de-risked briefly in January 2023, before re-risking back to its full long-term equity allocation and generally stayed at that level for the rest of the fiscal year as volatility of the total Portfolio remained subdued. This was driven by a combination of relatively low realized volatility of equities and the return of the diversification benefit of fixed income relative to equity, particularly after the March 2023 banking crisis and into July where there was generally a negative correlation between equities and fixed income.

The Portfolio underperformed its blended benchmark for the fiscal year ended December 31, 2023, primarily due to the brief period where the Portfolio was de-risked in January while market performance was positive. The Portfolio realized higher volatility compared to its benchmark over the fiscal year as the Portfolio was generally at its long-term risk allocation. All ETFs in the Portfolio generated positive returns. Portfolio performance was driven by equity ETFs in the overall rally in 2023, while fixed income ETFs also generated positive returns. An explicit allocation to investment grade corporate bonds was helpful as corporate bonds outperformed broader U.S. aggregate fixed income.

Neill Nuttall

Alexandra Wilson-Elizondo

Siwen Wu

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	13.41%	5.29%	4.21%	05/01/2008
Bloomberg US Aggregate Bond Index (A)	5.53%	1.10%	1.81%
Transamerica Goldman Sachs Managed Risk - Balanced ETF VP Blended Benchmark (A) (B) (C) (D)	14.06%	7.20%	5.76%
Service Class	13.20%	5.04%	3.97%	05/01/2008

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Goldman Sachs Managed Risk – Balanced ETF VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index, 34% MSCI U.S. Broad Market Index and 16% MSCI All Country World Index ex-US.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The MSCI All Country World Index ex-US captures large and mid-cap representation across developed and emerging markets countries, excluding the US.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

FTSE® and other service marks and trademarks related to the FTSE indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,052.70	$1.76	$1,023.50	$1.73	0.34%
Service Class	1,000.00	1,052.30	3.05	1,022.20	3.01	0.59

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	47.1%
U.S. Equity Funds	34.6
International Equity Funds	17.7
Other Investment Company	1.7
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 17.7%
iShares Core MSCI EAFE ETF	2,383,714	$ 167,694,280
iShares Core MSCI Emerging Markets ETF	3,950,879	199,835,460
iShares MSCI EAFE ETF (A)	907,805	68,403,107
iShares MSCI EAFE Small-Cap ETF	698,541	43,239,688
Vanguard FTSE Developed Markets ETF	5,157,995	247,067,960

		726,240,495

U.S. Equity Funds - 34.6%
iShares Core S&P 500 ETF	858,432	410,012,876
iShares Core S&P Mid-Cap ETF	181,843	50,397,787
iShares Russell 2000 ETF	862,377	173,087,688
SPDR S&P 500 ETF Trust	398,325	189,327,856
Vanguard S&P 500 ETF	1,368,640	597,821,952

		1,420,648,159

U.S. Fixed Income Funds - 47.1%
iShares Core U.S. Aggregate Bond ETF	7,649,695	759,232,229
Vanguard Intermediate-Term Corporate Bond ETF (A)	5,012,778	407,438,596
Vanguard Total Bond Market ETF	10,366,443	762,451,882

		1,929,122,707

Total Exchange-Traded Funds (Cost $3,945,749,417)		4,076,011,361

	Shares	Value
OTHER INVESTMENT COMPANY - 1.7%
Securities Lending Collateral - 1.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	70,790,496	$ 70,790,496

Total Other Investment Company (Cost $70,790,496)		70,790,496

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $27,125,610 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $27,660,498.	$ 27,118,078	27,118,078

Total Repurchase Agreement (Cost $27,118,078)		27,118,078

Total Investments (Cost $4,043,657,991)		4,173,919,935
Net Other Assets (Liabilities) - (1.8)%		(74,037,862)

Net Assets - 100.0%		$ 4,099,882,073

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$4,076,011,361	$—	$—	$4,076,011,361
Other Investment Company	70,790,496	—	—	70,790,496
Repurchase Agreement	—	27,118,078	—	27,118,078

Total Investments	$4,146,801,857	$27,118,078	$—	$4,173,919,935

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $69,274,185, collateralized by cash collateral of $70,790,796. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $4,016,539,913) (including securities loaned of $69,274,185)	$4,146,801,857
Repurchase agreement, at value (cost $27,118,078)	27,118,078
Receivables and other assets:
Net income from securities lending	31,480
Dividends from unaffiliated investments	765,060
Interest	5,650
Total assets	4,174,722,125

Liabilities:
Cash collateral received upon return of:
Securities on loan	70,790,496
Payables and other liabilities:
Shares of beneficial interest redeemed	1,911,766
Investment management fees	1,038,051
Distribution and service fees	859,753
Transfer agent costs	4,686
Trustee and CCO fees	1,078
Audit and tax fees	26,700
Custody fees	10,570
Legal fees	44,421
Printing and shareholder reports fees	117,145
Other accrued expenses	35,386
Total liabilities	74,840,052
Net assets	$4,099,882,073

Net assets consist of:
Capital stock ($0.01 par value)	$3,604,216
Additional paid-in capital	3,852,330,987
Total distributable earnings (accumulated losses)	243,946,870
Net assets	$4,099,882,073

Net assets by class:
Initial Class	$4,969,661
Service Class	4,094,912,412
Shares outstanding:
Initial Class	430,131
Service Class	359,991,518
Net asset value and offering price per share:
Initial Class	$11.55
Service Class	11.38

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$109,252,816
Interest income from unaffiliated investments	460,194
Net income from securities lending	659,430
Total investment income	110,372,440

Expenses:
Investment management fees	12,392,419
Distribution and service fees:
Service Class	10,265,349
Transfer agent costs	48,551
Trustee and CCO fees	181,242
Audit and tax fees	69,046
Custody fees	44,911
Legal fees	355,980
Printing and shareholder reports fees	332,831
Other	203,769
Total expenses	23,894,098

Net investment income (loss)	86,478,342

Net realized gain (loss) on:
Unaffiliated investments	47,260,421

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	374,269,445
Net realized and change in unrealized gain (loss)	421,529,866
Net increase (decrease) in net assets resulting from operations	$508,008,208

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –

Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$86,478,342	$60,467,234
Net realized gain (loss)	47,260,421	272,757,861
Net change in unrealized appreciation (depreciation)	374,269,445	(1,099,012,187)
Net increase (decrease) in net assets resulting from operations	508,008,208	(765,787,092)

Dividends and/or distributions to shareholders:
Initial Class	(412,407)	(185,941)
Service Class	(339,280,996)	(181,087,169)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(339,693,403)	(181,273,110)

Capital share transactions:
Proceeds from shares sold:
Initial Class	655,507	1,315,259
Service Class	9,027,078	3,985,771
	9,682,585	5,301,030
Dividends and/or distributions reinvested:
Initial Class	412,407	185,941
Service Class	339,280,996	181,087,169
	339,693,403	181,273,110
Cost of shares redeemed:
Initial Class	(583,485)	(405,618)
Service Class	(569,272,165)	(582,631,774)
	(569,855,650)	(583,037,392)
Net increase (decrease) in net assets resulting from capital share transactions	(220,479,662)	(396,463,252)
Net increase (decrease) in net assets	(52,164,857)	(1,343,523,454)

Net assets:
Beginning of year	4,152,046,930	5,495,570,384
End of year	$4,099,882,073	$4,152,046,930

Capital share transactions - shares:
Shares issued:
Initial Class	57,335	110,301
Service Class	805,394	343,856
	862,729	454,157
Shares reinvested:
Initial Class	37,594	16,440
Service Class	31,385,846	16,226,449
	31,423,440	16,242,889
Shares redeemed:
Initial Class	(52,091)	(34,017)
Service Class	(50,802,064)	(49,879,927)
	(50,854,155)	(49,913,944)
Net increase (decrease) in shares outstanding:
Initial Class	42,838	92,724
Service Class	(18,610,824)	(33,309,622)
	(18,567,986)	(33,216,898)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$11.12	$13.53		$13.10		$13.00		$11.78

Investment operations:
Net investment income (loss) (A)	0.27	0.20		0.20		0.17		0.29
Net realized and unrealized gain (loss)	1.17	(2.09)		1.05		0.39		1.54
Total investment operations	1.44	(1.89)		1.25		0.56		1.83

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.22)		(0.19)		(0.30)		(0.28)
Net realized gains	(0.80)	(0.30)		(0.63)		(0.16)		(0.33)
Total dividends and/or distributions to shareholders	(1.01)	(0.52)		(0.82)		(0.46)		(0.61)

Net asset value, end of year	$11.55	$11.12		$13.53		$13.10		$13.00

Total return	13.41%	(14.07)%		9.65%		4.48%		15.92%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,970	$4,306		$3,985		$3,583		$3,910
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.33%	0.32%		0.32%		0.32%		0.32%
Including waiver and/or reimbursement and recapture	0.33%	0.32	%(C)	0.32	%(C)	0.32	%(C)	0.32	%(C)
Net investment income (loss) to average net assets	2.40%	1.66%		1.47%		1.38%		2.31%
Portfolio turnover rate	26%	158%		13%		91%		22%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$10.96	$13.33		$12.92		$12.83		$11.63

Investment operations:
Net investment income (loss) (A)	0.24	0.15		0.16		0.14		0.24
Net realized and unrealized gain (loss)	1.15	(2.04)		1.04		0.37		1.54
Total investment operations	1.39	(1.89)		1.20		0.51		1.78

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.18)		(0.16)		(0.26)		(0.25)
Net realized gains	(0.80)	(0.30)		(0.63)		(0.16)		(0.33)
Total dividends and/or distributions to shareholders	(0.97)	(0.48)		(0.79)		(0.42)		(0.58)

Net asset value, end of year	$11.38	$10.96		$13.33		$12.92		$12.83

Total return	13.20%	(14.26)%		9.35%		4.19%		15.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,094,912	$4,147,741		$5,491,585		$5,707,849		$6,035,492
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.58%	0.57%		0.57%		0.57%		0.57%
Including waiver and/or reimbursement and recapture	0.58%	0.57	%(C)	0.57	%(C)	0.57	%(C)	0.57	%(C)
Net investment income (loss) to average net assets	2.10%	1.32%		1.21%		1.14%		1.97%
Portfolio turnover rate	26%	158%		13%		91%		22%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk—Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$70,790,496	$—	$—	$—	$70,790,496
Total Borrowings	$70,790,496	$—	$—	$—	$70,790,496

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billon	0.2875
Over $9 billion	0.2800

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2024
Service Class	0.62	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,073,189,381	$ 1,540,829,870

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,062,472,036	$ 323,547,247	$ (212,099,348)	$ 111,447,899

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 60,467,133	$ 279,226,270	$ —	$ 78,222,490	$ 103,050,620	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 132,498,971	$ —	$ —	$ —	$ —	$ 111,447,899

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk – Balanced ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk – Balanced ETF VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Balanced ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $279,226,270 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 20,656,122	$ 2,210,797

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

(unaudited)

MARKET ENVIRONMENT

The dominant theme in the economy over the year ended December 31, 2023 was one of continued resilient growth, especially in the U.S., despite a backdrop of restrictive policy from central banks.

After a historically difficult year for multi-asset portfolios in 2022, 2023 proved to be a positive environment for risk assets. Despite fears of a European energy crisis, hawkish central banks, and a banking shock, equities performed well in 2023. While widespread anticipation of broad-based economic weakness did not materialize, global trends diverged, and the U.S. emerged as a relative outperformer in terms of economic growth. Much of the equity rally seen over the year was driven by strong returns in the technology sector, with the structural growth expectations of artificial intelligence acting as a tailwind. Outside of the U.S., economic growth in the eurozone and China were relatively weaker, with each region facing its own economic headwinds. Persistent inflation and weak manufacturing weighed on Europe in particular, as the European Central Bank’s higher rate trajectory seemed to have a bigger impact on economic activity relative to the U.S. China faced headwinds from a slower-than-expected reopening, continued stress within the real estate sector, and muted consumer spending. Relative weakness in China led emerging markets equities to underperform developed market equities in 2023.

Within U.S. equities, mega-cap technology was the key driver of returns for most of the fiscal year. Most sectors returned positively though consumer staples, energy and utilities were negative for the year, with energy affected by weaker oil prices, and defensive sectors lagging more growth-oriented sectors, like technology and consumer discretionary.

Within bond markets, U.S. corporate bonds and short-term debt posted attractive returns relative to U.S. aggregate fixed income. Longer duration U.S. Treasuries, including 10-year Treasuries, posted negative returns as yields increased over the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Goldman Sachs Managed Risk – Conservative ETF VP, Initial Class returned 10.91%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark, returned 5.53% and 11.57%, respectively.

STRATEGY REVIEW

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP (the “Portfolio”) is a multi-asset fund-of-fund which seeks to achieve its investment objective of current income and preservation of capital by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”). The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

The Portfolio entered the fiscal year de-risked and at its equity minimum, re-risked briefly in early January 2023 to its regular equity allocation, before de-risking for about a week in mid-January. From then until November, the Portfolio generally operated at full equity risk as volatility of the total Portfolio remained subdued. This was driven by a combination of relatively low realized volatility of equities and the return of the diversification benefit of fixed income relative to equity, particularly after the March 2023 banking crisis and into July where there was generally a negative correlation between equities and fixed income. The second half of November saw some de-risking due to the correlated rally across stock and bonds driving up stock-bond correlation and realized volatility in both equity and fixed income. The Portfolio re-risked to its full equity allocation in December and through the end of the year, capturing much of the end-of-year rally.

The Portfolio underperformed its blended benchmark for the fiscal year ended December 31, 2023 primarily due to brief time periods where the Portfolio was de-risked and market performance continued to be positive. The Portfolio realized higher volatility compared to its benchmark over the fiscal year.

All ETFs in the Portfolio generated positive returns. Portfolio performance was driven by equity ETFs in the overall rally in 2023, while fixed income ETFs also generated positive returns. An explicit allocation to investment grade corporate bonds was helpful, as corporate bonds outperformed broader U.S. aggregate fixed income.

Neill Nuttall

Alexandra Wilson-Elizondo

Siwen Wu

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	10.91%	3.60%	3.48%	11/19/2009
Bloomberg US Aggregate Bond Index (A)	5.53%	1.10%	1.81%
Transamerica Goldman Sachs Managed Risk - Conservative ETF VP Blended Benchmark (A) (B) (C) (D)	11.57%	5.50%	4.70%
Service Class	10.59%	3.35%	3.22%	11/19/2009

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Goldman Sachs Managed Risk – Conservative ETF VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg US Aggregate Bond Index, 25% MSCI U.S. Broad Market Index and 10% MSCI All Country World Index ex-US.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The MSCI All Country World Index ex-US captures large and mid-cap representation across developed and emerging markets countries, excluding the US.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,045.30	$1.86	$1,023.40	$1.84	0.36%
Service Class	1,000.00	1,044.50	3.14	1,022.10	3.11	0.61

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	62.4%
U.S. Equity Funds	25.7
International Equity Funds	11.3
Repurchase Agreement	0.7
Other Investment Company	0.3
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value

EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 11.3%
iShares Core MSCI EAFE ETF	165,649	$11,653,407
iShares Core MSCI Emerging Markets ETF	296,091	14,976,283
iShares MSCI EAFE ETF (A)	148,388	11,181,036
iShares MSCI EAFE Small-Cap ETF	53,285	3,298,341
Vanguard FTSE Developed Markets ETF	233,962	11,206,780

		52,315,847

U.S. Equity Funds - 25.7%
iShares Core S&P 500 ETF	69,552	33,220,122
iShares Core S&P Mid-Cap ETF	15,873	4,399,202
iShares Russell 2000 ETF	71,025	14,255,427
SPDR S&P 500 ETF Trust	70,351	33,438,534
Vanguard S&P 500 ETF	76,180	33,275,424

		118,588,709

U.S. Fixed Income Funds - 62.4%
iShares Core U.S. Aggregate Bond ETF	856,513	85,008,915
Schwab U.S. Aggregate Bond ETF (A)	1,818,460	84,776,605
Vanguard Intermediate-Term Corporate Bond ETF	420,045	34,141,258
Vanguard Total Bond Market ETF	1,152,649	84,777,334

		288,704,112

Total Exchange-Traded Funds (Cost $477,875,564)		459,608,668

	Shares	Value

OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	1,515,018	$ 1,515,018

Total Other Investment Company (Cost $1,515,018)		1,515,018

	Principal	Value

REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $3,014,143 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $3,073,586.	$ 3,013,306	3,013,306

Total Repurchase Agreement (Cost $3,013,306)		3,013,306

Total Investments (Cost $482,403,888)		464,136,992
Net Other Assets (Liabilities) - (0.4)%		(1,689,442)

Net Assets - 100.0%		$ 462,447,550

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$459,608,668	$—	$—	$459,608,668
Other Investment Company	1,515,018	—	—	1,515,018
Repurchase Agreement	—	3,013,306	—	3,013,306

Total Investments	$461,123,686	$3,013,306	$—	$464,136,992

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,207,386, collateralized by cash collateral of $1,515,018 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,937,851. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $479,390,582) (including securities loaned of $11,207,386)	$461,123,686
Repurchase agreement, at value (cost $3,013,306)	3,013,306
Receivables and other assets:
Net income from securities lending	4,139
Shares of beneficial interest sold	45,169
Dividends from unaffiliated investments	134,094
Interest	628
Total assets	464,321,022

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,515,018
Payables and other liabilities:
Shares of beneficial interest redeemed	81,406
Investment management fees	121,718
Distribution and service fees	97,180
Transfer agent costs	533
Trustee and CCO fees	123
Audit and tax fees	16,821
Custody fees	1,669
Legal fees	5,144
Printing and shareholder reports fees	22,846
Other accrued expenses	11,014
Total liabilities	1,873,472
Net assets	$462,447,550

Net assets consist of:
Capital stock ($0.01 par value)	$410,813
Additional paid-in capital	460,112,315
Total distributable earnings (accumulated losses)	1,924,422
Net assets	$462,447,550

Net assets by class:
Initial Class	$21,926
Service Class	462,425,624
Shares outstanding:
Initial Class	1,929
Service Class	41,079,329
Net asset value and offering price per share:
Initial Class	$11.37
Service Class	11.26

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$13,267,771
Interest income from unaffiliated investments	221,018
Net income from securities lending	60,603
Total investment income	13,549,392

Expenses:
Investment management fees	1,480,920
Distribution and service fees:
Service Class	1,184,050
Transfer agent costs	5,586
Trustee and CCO fees	20,567
Audit and tax fees	21,659
Custody fees	8,041
Legal fees	41,122
Printing and shareholder reports fees	58,384
Other	40,688
Total expenses	2,861,017

Net investment income (loss)	10,688,375

Net realized gain (loss) on:
Unaffiliated investments	11,659,382

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	24,955,042
Net realized and change in unrealized gain (loss)	36,614,424
Net increase (decrease) in net assets resulting from operations	$47,302,799

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –

Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$10,688,375	$8,286,179
Net realized gain (loss)	11,659,382	21,901,816
Net change in unrealized appreciation (depreciation)	24,955,042	(104,448,436)
Net increase (decrease) in net assets resulting from operations	47,302,799	(74,260,441)

Dividends and/or distributions to shareholders:
Initial Class	(1,383)	(652)
Service Class	(30,474,870)	(16,637,655)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(30,476,253)	(16,638,307)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,311	1,214
Service Class	5,880,950	3,867,275
	5,882,261	3,868,489
Dividends and/or distributions reinvested:
Initial Class	1,383	652
Service Class	30,474,870	16,637,655
	30,476,253	16,638,307
Cost of shares redeemed:
Initial Class	(333)	(264)
Service Class	(80,108,323)	(83,743,097)
	(80,108,656)	(83,743,361)
Net increase (decrease) in net assets resulting from capital share transactions	(43,750,142)	(63,236,565)
Net increase (decrease) in net assets	(26,923,596)	(154,135,313)

Net assets:
Beginning of year	489,371,146	643,506,459
End of year	$462,447,550	$489,371,146

Capital share transactions - shares:
Shares issued:
Initial Class	118	106
Service Class	533,497	332,421
	533,615	332,527
Shares reinvested:
Initial Class	127	59
Service Class	2,834,872	1,513,890
	2,834,999	1,513,949
Shares redeemed:
Initial Class	(30)	(23)
Service Class	(7,241,827)	(7,326,712)
	(7,241,857)	(7,326,735)

Net increase (decrease) in shares outstanding:
Initial Class	215	142
Service Class	(3,873,458)	(5,480,401)
	(3,873,243)	(5,480,259)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$10.99	$12.89	$12.92	$12.63	$12.10

Investment operations:
Net investment income (loss) (A)	0.29	0.21	0.20	0.22	0.29
Net realized and unrealized gain (loss)	0.87	(1.70)	0.19	0.43	1.18
Total investment operations	1.16	(1.49)	0.39	0.65	1.47

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.23)	(0.24)	(0.32)	(0.30)
Net realized gains	(0.54)	(0.18)	(0.18)	(0.04)	(0.64)
Total dividends and/or distributions to shareholders	(0.78)	(0.41)	(0.42)	(0.36)	(0.94)

Net asset value, end of year	$11.37	$10.99	$12.89	$12.92	$12.63

Total return	10.91%	(11.66)%	3.00%	5.23%	12.38%

Ratio and supplemental data:
Net assets end of year (000’s)	$22	$19	$20	$18	$17
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.35%	0.34%	0.33%	0.33%	0.33%
Including waiver and/or reimbursement and recapture	0.35%	0.34%	0.33%	0.33%	0.33%
Net investment income (loss) to average net assets	2.56%	1.82%	1.55%	1.75%	2.33%
Portfolio turnover rate	141%	93%	1%	80%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$10.89	$12.76		$12.80		$12.51		$11.98

Investment operations:
Net investment income (loss) (A)	0.25	0.18		0.16		0.19		0.26
Net realized and unrealized gain (loss)	0.86	(1.68)		0.18		0.42		1.18
Total investment operations	1.11	(1.50)		0.34		0.61		1.44

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.19)		(0.20)		(0.28)		(0.27)
Net realized gains	(0.54)	(0.18)		(0.18)		(0.04)		(0.64)
Total dividends and/or distributions to shareholders	(0.74)	(0.37)		(0.38)		(0.32)		(0.91)

Net asset value, end of year	$11.26	$10.89		$12.76		$12.80		$12.51

Total return	10.59%	(11.83)%		2.76%		4.91%		12.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$462,426	$489,352		$643,486		$704,005		$748,077
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.60%	0.59%		0.58%		0.58%		0.58%
Including waiver and/or reimbursement and recapture	0.60%	0.59	%(C)	0.58	%(C)	0.58	%(C)	0.58	%(C)
Net investment income (loss) to average net assets	2.26%	1.53%		1.28%		1.49%		2.06%
Portfolio turnover rate	141%	93%		1%		80%		2%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk – Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$1,515,018	$—	$—	$—	$1,515,018
Total Borrowings	$1,515,018	$—	$—	$—	$1,515,018

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billion	0.2875
Over $9 billion	0.2800

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2024
Service Class	0.62	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 668,973,599	$ 659,090,907

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 489,723,736	$ 11,550,014	$ (37,136,758)	$ (25,586,744)

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,079,276	$ 18,396,977	$ —	$ 8,602,582	$ 8,035,725	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 27,511,166	$ —	$ —	$ —	$ —	$ (25,586,744)

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk – Conservative ETF VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk –
Conservative ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $18,396,977 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,493,873	$ 163,030

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

(unaudited)

MARKET ENVIRONMENT

The dominant theme in the economy over the year ended December 31, 2023 was one of continued resilient growth, especially in the U.S., despite a backdrop of restrictive policy from central banks.

After a historically difficult year for multi-asset portfolios in 2022, 2023 proved to be a positive environment for risk assets. Despite fears of a European energy crisis, hawkish central banks, and a banking shock, equities performed well in 2023. While widespread anticipation of broad-based economic weakness did not materialize, global trends diverged, and the U.S. emerged as a relative outperformer in terms of economic growth. Much of the equity rally seen over the year was driven by strong returns in the technology sector, with the structural growth expectations of artificial intelligence acting as a tailwind. Outside of the U.S., economic growth in the eurozone and China were relatively weaker, with each region facing its own economic headwinds. Persistent inflation and weak manufacturing weighed on Europe in particular, as the European Central Bank’s higher rate trajectory seemed to have a bigger impact on economic activity relative to the U.S. China faced headwinds from a slower-than-expected reopening, continued stress within the real estate sector, and muted consumer spending. Relative weakness in China led emerging markets equities to underperform developed market equities in 2023.

Within U.S. equities, mega-cap technology was the key driver of returns for most of the fiscal year. Most sectors returned positively though consumer staples, energy and utilities were negative for the year, with energy affected by weaker oil prices, and defensive sectors lagging more growth-oriented sectors, like technology and consumer discretionary.

Within bond markets, U.S. corporate bonds and short-term debt posted attractive returns relative to U.S. aggregate fixed income. Longer duration U.S. Treasuries, including 10-year Treasuries, posted negative returns as yields increased over the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Goldman Sachs Managed Risk – Growth ETF VP, Initial Class returned 18.08%. By comparison, its primary and secondary benchmarks, the MSCI U.S. Broad Market Index and the Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark, returned 26.21% and 18.57%, respectively.

STRATEGY REVIEW

Transamerica Goldman Sachs Managed Risk – Growth ETF VP (the “Portfolio”) is a multi-asset fund-of-fund which seeks to achieve its investment objective of capital appreciation as a primary objective and income as a secondary objective by investing its assets primarily in a combination of underlying third-party exchange traded funds (“ETFs”). The Portfolio employs a managed risk strategy which seeks to manage return volatility. The sub-adviser uses a proprietary model to forecast short-term volatility and adjusts the Portfolio’s weightings if projected forecasts fall outside of a target range.

The Portfolio entered the fiscal year at full equity risk and stayed at its full, long-term equity allocation throughout the fiscal year as volatility of the total Portfolio remained subdued. This was driven by a combination of relatively low realized volatility of equities and the return of the diversification benefit of fixed income relative to equity, particularly after the March 2023 banking crisis and into July where there was generally a negative correlation between equities and fixed income.

The Portfolio underperformed its blended benchmark for the fiscal year ended December 31, 2023. The Portfolio realized higher volatility compared to its benchmark over the fiscal year as the Portfolio was generally at its long-term risk allocation. All ETFs in the Portfolio generated positive returns. Portfolio performance was driven by equity ETFs in the overall rally in 2023, while fixed income ETFs also generated positive returns. An explicit allocation to investment grade corporate bonds was helpful as corporate bonds outperformed broader U.S. aggregate fixed income.

Neill Nuttall

Alexandra Wilson-Elizondo

Siwen Wu

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	18.08%	7.66%	5.40%	05/01/2008
MSCI U.S. Broad Market Index (A)	26.21%	15.32%	11.57%
Transamerica Goldman Sachs Managed Risk - Growth ETF VP Blended Benchmark (A) (B) (C) (D)	18.57%	10.19%	7.67%
Service Class	17.68%	7.38%	5.13%	05/01/2008

(A) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(B) The Transamerica Goldman Sachs Managed Risk – Growth ETF VP Blended Benchmark is composed of the following benchmarks: 52% MSCI U.S. Broad Market Index, 25% Bloomberg US Aggregate Bond Index and 23% MSCI All Country World Index ex-US.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The MSCI All Country World Index ex-US captures large and mid-cap representation across developed and emerging markets countries, excluding the US.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,062.60	$1.77	$1,023.50	$1.73	0.34%
Service Class	1,000.00	1,061.10	3.07	1,022.20	3.01	0.59

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	52.3%
International Equity Funds	26.0
U.S. Fixed Income Funds	21.1
Other Investment Company	5.2
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(5.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 26.0%
iShares Core MSCI EAFE ETF	1,653,160	$116,299,805
iShares Core MSCI Emerging Markets ETF	2,589,865	130,995,372
iShares MSCI EAFE ETF (A)	1,485,965	111,967,463
iShares MSCI EAFE Small-Cap ETF	521,443	32,277,322
Vanguard FTSE Developed Markets ETF	2,387,820	114,376,578

		505,916,540

U.S. Equity Funds - 52.3%
iShares Core S&P 500 ETF	675,487	322,632,856
iShares Core S&P Mid-Cap ETF	135,216	37,475,114
iShares Russell 2000 ETF	546,163	109,620,376
SPDR S&P 500 ETF Trust	415,105	197,303,557
Vanguard S&P 500 ETF	801,879	350,260,747

		1,017,292,650

U.S. Fixed Income Funds - 21.1%
iShares Core U.S. Aggregate Bond ETF	1,482,060	147,094,455
Vanguard Intermediate-Term Corporate Bond ETF (A)	1,428,388	116,099,377
Vanguard Total Bond Market ETF	1,995,324	146,756,080

		409,949,912

Total Exchange-Traded Funds (Cost $1,738,994,401)		1,933,159,102

	Shares	Value
OTHER INVESTMENT COMPANY - 5.2%
Securities Lending Collateral - 5.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	101,674,155	$ 101,674,155

Total Other Investment Company (Cost $101,674,155)		101,674,155

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $13,741,835 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $14,012,816.	$13,738,019	13,738,019

Total Repurchase Agreement (Cost $13,738,019)		13,738,019
Total Investments (Cost $1,854,406,575)		2,048,571,276
Net Other Assets (Liabilities) - (5.3)%		(102,753,361)

Net Assets - 100.0%		$1,945,817,915

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,933,159,102	$—	$—	$1,933,159,102
Other Investment Company	101,674,155	—	—	101,674,155
Repurchase Agreement	—	13,738,019	—	13,738,019

Total Investments	$2,034,833,257	$13,738,019	$—	$2,048,571,276

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $105,293,070, collateralized by cash collateral of $101,674,155 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $5,924,149. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $1,840,668,556) (including securities loaned of $105,293,070)	$2,034,833,257
Repurchase agreement, at value (cost $13,738,019)	13,738,019
Receivables and other assets:
Net income from securities lending	30,219
Shares of beneficial interest sold	83
Dividends from unaffiliated investments	797,457
Interest	2,862
Total assets	2,049,401,897

Liabilities:
Cash collateral received upon return of:
Securities on loan	101,674,155
Payables and other liabilities:
Shares of beneficial interest redeemed	880,911
Investment management fees	493,710
Distribution and service fees	406,144
Transfer agent costs	2,204
Trustee and CCO fees	507
Audit and tax fees	20,825
Custody fees	5,191
Legal fees	20,750
Printing and shareholder reports fees	58,695
Other accrued expenses	20,890
Total liabilities	103,583,982
Net assets	$1,945,817,915

Net assets consist of:
Capital stock ($0.01 par value)	$1,877,279
Additional paid-in capital	1,709,339,256
Total distributable earnings (accumulated losses)	234,601,380
Net assets	$1,945,817,915

Net assets by class:
Initial Class	$4,981,870
Service Class	1,940,836,045

Shares outstanding:
Initial Class	470,840
Service Class	187,257,014

Net asset value and offering price per share:
Initial Class	$10.58
Service Class	10.36

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from unaffiliated investments	$45,124,375
Interest income from unaffiliated investments	149,187
Net income from securities lending	411,736
Total investment income	45,685,298

Expenses:
Investment management fees	5,840,595
Distribution and service fees:
Service Class	4,806,312
Transfer agent costs	22,758
Trustee and CCO fees	84,925
Audit and tax fees	40,620
Custody fees	16,479
Legal fees	166,546
Printing and shareholder reports fees	176,246
Other	105,733
Total expenses	11,260,214

Net investment income (loss)	34,425,084

Net realized gain (loss) on:
Unaffiliated investments	22,275,496

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	257,620,595
Net realized and change in unrealized gain (loss)	279,896,091
Net increase (decrease) in net assets resulting from operations	$314,321,175

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$34,425,084	$27,465,948
Net realized gain (loss)	22,275,496	42,431,503
Net change in unrealized appreciation (depreciation)	257,620,595	(431,021,020)
Net increase (decrease) in net assets resulting from operations	314,321,175	(361,123,569)

Dividends and/or distributions to shareholders:
Initial Class	(196,177)	(303,543)
Service Class	(77,458,858)	(152,060,323)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(77,655,035)	(152,363,866)

Capital share transactions:
Proceeds from shares sold:
Initial Class	795,997	254,566
Service Class	6,617,621	37,721,445
	7,413,618	37,976,011
Dividends and/or distributions reinvested:
Initial Class	196,177	303,543
Service Class	77,458,858	152,060,323
	77,655,035	152,363,866
Cost of shares redeemed:
Initial Class	(408,718)	(410,546)
Service Class	(283,484,693)	(320,593,453)
	(283,893,411)	(321,003,999)
Net increase (decrease) in net assets resulting from capital share transactions	(198,824,758)	(130,664,122)
Net increase (decrease) in net assets	37,841,382	(644,151,557)

Net assets:
Beginning of year	1,907,976,533	2,552,128,090
End of year	$1,945,817,915	$1,907,976,533

Capital share transactions - shares:
Shares issued:
Initial Class	77,077	24,623
Service Class	675,199	3,700,655
	752,276	3,725,278
Shares reinvested:
Initial Class	19,618	31,751
Service Class	7,903,965	16,211,122
	7,923,583	16,242,873
Shares redeemed:
Initial Class	(41,375)	(39,534)
Service Class	(29,015,207)	(32,088,717)
	(29,056,582)	(32,128,251)
Net increase (decrease) in shares outstanding:
Initial Class	55,320	16,840
Service Class	(20,436,043)	(12,176,940)
	(20,380,723)	(12,160,100)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$9.35	$11.81		$10.96		$11.04		$10.33

Investment operations:
Net investment income (loss) (A)	0.21	0.16		0.16		0.12		0.23
Net realized and unrealized gain (loss)	1.45	(1.83)		1.38		0.34		1.70
Total investment operations	1.66	(1.67)		1.54		0.46		1.93

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.18)		(0.13)		(0.25)		(0.23)
Net realized gains	(0.26)	(0.61)		(0.56)		(0.29)		(0.99)
Total dividends and/or distributions to shareholders	(0.43)	(0.79)		(0.69)		(0.54)		(1.22)

Net asset value, end of year	$10.58	$9.35		$11.81		$10.96		$11.04

Total return	18.08%	(14.32)%		14.25%		4.52%		19.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,982	$3,886		$4,709		$4,122		$4,658
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.34%	0.33%		0.32%		0.32%		0.32%
Including waiver and/or reimbursement and recapture	0.34%	0.33	%(C)	0.32	%(C)	0.32	%(C)	0.32	%(C)
Net investment income (loss) to average net assets	2.10%	1.58%		1.41%		1.15%		2.15%
Portfolio turnover rate	3%	197%		29%		201%		59%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022		December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$9.17	$11.59		$10.76		$10.85		$10.17

Investment operations:
Net investment income (loss) (A)	0.17	0.13		0.13		0.09		0.20
Net realized and unrealized gain (loss)	1.42	(1.79)		1.36		0.33		1.67
Total investment operations	1.59	(1.66)		1.49		0.42		1.87

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.15)		(0.10)		(0.22)		(0.20)
Net realized gains	(0.26)	(0.61)		(0.56)		(0.29)		(0.99)
Total dividends and/or distributions to shareholders	(0.40)	(0.76)		(0.66)		(0.51)		(1.19)

Net asset value, end of year	$10.36	$9.17		$11.59		$10.76		$10.85

Total return	17.68%	(14.52)%		14.05%		4.22%		19.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,940,836	$1,904,091		$2,547,419		$2,606,524		$2,845,470
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%		0.57%		0.57%		0.57%
Including waiver and/or reimbursement and recapture	0.58%	0.58	%(C)	0.57	%(C)	0.57	%(C)	0.57	%(C)
Net investment income (loss) to average net assets	1.79%	1.30%		1.12%		0.90%		1.86%
Portfolio turnover rate	3%	197%		29%		201%		59%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs Managed Risk – Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$101,674,155	$—	$—	$—	$101,674,155
Total Borrowings	$101,674,155	$—	$—	$—	$101,674,155

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $50 million	0.3400%
Over $50 million up to $250 million	0.3200
Over $250 million up to $5 billion	0.3000
Over $5 billion up to $7 billion	0.2900
Over $7 billion up to $9 billion	0.2875
Over $9 billion	0.2800

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2024
Service Class	0.62	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 53,357,997	$ 295,432,938

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,871,485,286	$ 220,405,276	$ (43,319,286)	$ 177,085,990

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 27,448,213	$ 50,206,822	$ —	$ 119,170,212	$ 33,193,654	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 56,219,155	$ 1,296,235	$ —	$ —	$ —	$ 177,085,990

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Goldman Sachs Managed Risk – Growth ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Goldman Sachs Managed Risk – Growth ETF VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $50,206,822 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 14,351,091	$ 1,507,354

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2023, was another year of macro headlines dominating the equity narrative, which supported wide dispersion among factor performance. In a complete reversal from 2022, growth was the leading factor in 2023, at the expense of low volatility, high-quality, and momentum. Major stock market indices were dominated by a select few mega-cap technology companies in the fiscal year, the so-called “Magnificent Seven” (Alphabet, Inc., Amazon.com, Inc., Apple, Inc., Meta Platforms, Inc., Microsoft Corp., NVIDIA Corp., and Tesla, Inc.), which led to significant outperformance of growth indices relative to their value counterparts (Russell 1000® Growth +42.68% versus Russell 1000® Value +11.46%). A rally late in the fourth quarter was more inclusive, with small caps, as represented by the Russell 2000® Index, which gained 14.03% in the quarter, rallying harder than their large cap peers, as represented by the S&P 500® Index, which gained 11.69% in the quarter.

During the fiscal year, the economy seemed impervious to headline risks, which included multi-decade highs in interest rates, geopolitical turmoil in the Middle East, a banking crisis, and rumblings of deteriorating relations between major economic powers. Despite the inverted yield curve implying a recession was imminent, as did many strategists and market analysts, gross domestic product (“GDP”) growth proved resilient. Corporate profits also held in despite slowdowns in foreign markets and the material cost-inflation headwinds experienced in 2021-2022. In effect, pricing power was on display, while at the same time, the largest U.S. companies continued to bend the innovation curve and grew revenue at rates well above global GDP.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Great Lakes Advisors Large Cap Value VP, Service Class returned 12.78%. By comparison, its benchmark, the Russell 1000® Value Index, returned 11.46%.

STRATEGY REVIEW

Stock selection and sector allocation drove Transamerica Great Lakes Advisors Large Cap Value VP’s (the “Portfolio”) outperformance. Positive stock selection in the healthcare and technology sectors contributed to performance, while negative stock selection in the financial services, consumer services, and transportation sectors detracted. Positive sector allocation was mainly driven by a modest overweight to the technology sector, which significantly outperformed the market in the fiscal year.

At the stock level, Parker-Hannifin Corp. and Eli Lilly & Co. were among the top contributors. Shares of Parker-Hannifin Corp, an industrial supplier, outperformed in the year on a string of strong earnings reports, which coincided with multiple increases to fiscal year guidance. Investor sentiment on the stock has scope to improve further as the company’s execution and the Meggitt acquisition highlight that it is potentially less cyclical than it was previously. In the healthcare sector, shares of Eli Lilly & Co., a pharmaceutical company, outperformed on relatively strong earnings during the year and boosted revenue guidance. The company has also benefitted from a very strong launch of tirzepatide (brand name Mounjaro) for diabetes, though the drug also looks to have promising benefits in the obesity market. Lastly, the company has a drug in development to treat Alzheimer’s, which also helped drive shares higher during the year.

The largest detractor in the Portfolio was Charles Schwab Corp. Shares of Charles Schwab Corp., a diversified securities brokerage, underperformed in 2023 due to the concerns about cash sorting on the company’s profitability, liquidity, and capital position. Turmoil in the broader banking space against the backdrop of higher interest rates magnified fears about balance-sheet management for Charles Schwab Corp. and its peers.

Paul Roukis, CFA

Jeff Agne

Co-Portfolio Managers

Great Lakes Advisors, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	12.78%	9.66%	6.04%	09/29/2017
Russell 1000® Value Index (A)	11.46%	10.91%	8.06%

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of the Portfolio will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater rice swings than the broader market.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,071.50	$5.12	$1,020.30	$4.99	0.98%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.4%
Repurchase Agreement	2.1
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 98.4%
Aerospace & Defense - 3.7%
RTX Corp.	15,160	$1,275,563
Textron, Inc.	10,784	867,249

		2,142,812

Automobiles - 1.4%
General Motors Co.	23,608	847,999

Banks - 9.6%
Bank of America Corp.	34,859	1,173,703
JPMorgan Chase & Co.	15,116	2,571,232
Wells Fargo & Co.	37,325	1,837,136

		5,582,071

Beverages - 2.6%
PepsiCo, Inc.	8,798	1,494,252

Biotechnology - 4.2%
AbbVie, Inc.	7,756	1,201,947
Amgen, Inc.	4,278	1,232,150

		2,434,097

Capital Markets - 5.4%
BlackRock, Inc.	2,202	1,787,584
Intercontinental Exchange, Inc.	10,537	1,353,267

		3,140,851

Chemicals - 2.4%
Air Products & Chemicals, Inc.	5,169	1,415,272

Communications Equipment - 1.9%
Motorola Solutions, Inc.	3,477	1,088,614

Construction & Engineering - 2.5%
Quanta Services, Inc.	6,859	1,480,172

Construction Materials - 2.1%
Martin Marietta Materials, Inc.	2,454	1,224,325

Consumer Staples Distribution & Retail - 1.3%
Target Corp.	5,356	762,802

Electric Utilities - 3.5%
Duke Energy Corp.	13,272	1,287,915
Xcel Energy, Inc.	12,398	767,560

		2,055,475

Energy Equipment & Services - 2.0%
Schlumberger NV	22,428	1,167,153

Entertainment - 2.1%
Walt Disney Co.	13,556	1,223,971

Financial Services - 1.5%
PayPal Holdings, Inc. (A)	14,638	898,920

Food Products - 3.0%
Mondelez International, Inc., Class A	13,655	989,032
Tyson Foods, Inc., Class A	13,898	747,017

		1,736,049

Ground Transportation - 2.1%
CSX Corp.	36,151	1,253,355

Health Care Equipment & Supplies - 5.3%
Abbott Laboratories	14,482	1,594,034
Boston Scientific Corp. (A)	25,903	1,497,452

		3,091,486

Health Care Providers & Services - 4.5%
Cencora, Inc.	6,316	1,297,180
UnitedHealth Group, Inc.	2,575	1,355,660

		2,652,840

	Shares	Value
COMMON STOCKS (continued)
Industrial REITs - 2.2%
Prologis, Inc.	9,542	$ 1,271,949

Insurance - 2.6%
Hartford Financial Services Group, Inc.	18,791	1,510,421

Interactive Media & Services - 3.5%
Alphabet, Inc., Class A (A)	6,534	912,734
Meta Platforms, Inc., Class A (A)	3,149	1,114,620

		2,027,354

Life Sciences Tools & Services - 2.5%
Thermo Fisher Scientific, Inc.	2,760	1,464,980

Machinery - 5.0%
Caterpillar, Inc.	4,437	1,311,888
Parker-Hannifin Corp.	3,439	1,584,347

		2,896,235

Media - 1.4%
Fox Corp., Class A	27,930	828,683

Metals & Mining - 0.8%
Freeport-McMoRan, Inc.	11,108	472,868

Oil, Gas & Consumable Fuels - 7.0%
ConocoPhillips	14,262	1,655,391
Exxon Mobil Corp.	24,088	2,408,318

		4,063,709

Passenger Airlines - 0.8%
Southwest Airlines Co.	17,151	495,321

Pharmaceuticals - 1.7%
Bristol-Myers Squibb Co.	19,317	991,155

Semiconductors & Semiconductor Equipment - 3.9%
Broadcom, Inc.	973	1,086,111
Micron Technology, Inc.	14,060	1,199,881

		2,285,992

Software - 1.8%
Microsoft Corp.	2,724	1,024,333

Specialized REITs - 2.1%
American Tower Corp.	5,673	1,224,687

Specialty Retail - 2.0%
Lowe’s Cos., Inc.	5,367	1,194,426

Total Common Stocks (Cost $52,578,610)		57,444,629

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $1,239,770 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $1,264,272.	$ 1,239,426	1,239,426

Total Repurchase Agreement (Cost $1,239,426)		1,239,426

Total Investments (Cost $53,818,036)		58,684,055
Net Other Assets (Liabilities) - (0.5)%		(275,835)

Net Assets - 100.0%		$ 58,408,220

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$57,444,629	$—	$—	$57,444,629
Repurchase Agreement	—	1,239,426	—	1,239,426

Total Investments	$57,444,629	$1,239,426	$—	$58,684,055

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $52,578,610)	$57,444,629
Repurchase agreement, at value (cost $1,239,426)	1,239,426
Receivables and other assets:
Dividends	70,719
Interest	258
Other assets	32,056
Total assets	58,787,088

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	309,602
Investment management fees	28,889
Distribution and service fees	12,159
Transfer agent costs	65
Trustee and CCO fees	15
Audit and tax fees	20,693
Custody fees	1,238
Legal fees	600
Printing and shareholder reports fees	2,207
Other accrued expenses	3,400
Total liabilities	378,868
Net assets	$58,408,220

Net assets consist of:
Capital stock ($0.01 par value)	$48,089
Additional paid-in capital	50,229,835
Total distributable earnings (accumulated losses)	8,130,296
Net assets	$58,408,220
Shares outstanding	4,808,881
Net asset value and offering price per share	$12.15

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$1,098,790
Interest income	37,246
Total investment income	1,136,036

Expenses:
Investment management fees	332,075
Distribution and service fees	139,762
Transfer agent costs	664
Trustee and CCO fees	2,228
Audit and tax fees	22,340
Custody fees	5,726
Legal fees	11,854
Printing and shareholder reports fees	10,332
Other	18,189
Total expenses	543,170

Net investment income (loss)	592,866

Net realized gain (loss) on:
Investments	2,808,677

Net change in unrealized appreciation (depreciation) on:
Investments	3,358,416
Net realized and change in unrealized gain (loss)	6,167,093
Net increase (decrease) in net assets resulting from operations	$6,759,959

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$592,866	$484,873
Net realized gain (loss)	2,808,677	2,616,971
Net change in unrealized appreciation (depreciation)	3,358,416	(7,150,759)
Net increase (decrease) in net assets resulting from operations	6,759,959	(4,048,915)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(3,122,688)	(1,983,945)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,122,688)	(1,983,945)

Capital share transactions:
Proceeds from shares sold	7,712,840	25,161,429
Dividends and/or distributions reinvested	3,122,688	1,983,945
Cost of shares redeemed	(11,046,968)	(12,957,233)
Net increase (decrease) in net assets resulting from capital share transactions	(211,440)	14,188,141
Net increase (decrease) in net assets	3,425,831	8,155,281

Net assets:
Beginning of year	54,982,389	46,827,108
End of year	$58,408,220	$54,982,389

Capital share transactions - shares:
Shares issued	666,025	2,076,267
Shares reinvested	272,724	172,817
Shares redeemed	(948,548)	(1,087,872)
Net increase (decrease) in shares outstanding	(9,799)	1,161,212

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019
Net asset value, beginning of year	$11.41	$12.80	$10.14	$10.49		$9.02

Investment operations:
Net investment income (loss) (A)	0.12	0.11	0.04	0.16		0.16
Net realized and unrealized gain (loss)	1.30	(1.06)	3.04	(0.27	)(B)	1.37
Total investment operations	1.42	(0.95)	3.08	(0.11)		1.53

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.03)	(0.09)	(0.06)		(0.03)
Net realized gains	(0.57)	(0.41)	(0.33)	(0.18)		(0.03)
Total dividends and/or distributions to shareholders	(0.68)	(0.44)	(0.42)	(0.24)		(0.06)

Net asset value, end of year	$12.15	$11.41	$12.80	$10.14		$10.49

Total return	12.78%	(7.38)%	30.56%	(0.61)%		17.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$58,408	$54,982	$46,827	$25,810		$12,878
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.94%	0.99%	1.23%		1.49%
Including waiver and/or reimbursement and recapture	0.97%	0.94%	1.17%	1.20%		1.20%
Net investment income (loss) to average net assets	1.06%	0.93%	0.38%	1.81%		1.59%
Portfolio turnover rate	21%	29%	30%	288%		144%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Great Lakes Advisors Large Cap Value VP (formerly, Transamerica Rothschild & Co Large Cap Value VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $687.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolios purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolios’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolios and their counterparties that provide for the net settlement of all transactions and collateral with the Portfolios, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.594%
Over $1 billion up to $2 billion	0.580
Over $2 billion up to $3 billion	0.560
Over $3 billion	0.540

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2023
Service Class	1.04%	May 1, 2024
Prior to May 1, 2023
Service Class	1.10%

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 11,765,219	$ —	$ 14,636,229	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 54,085,685	$ 7,817,036	$ (3,218,666)	$ 4,598,370

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 493,614	$ 2,629,074	$ —	$ 1,907,299	$ 76,646	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 888,128	$ 2,643,798	$ —	$ —	$ —	$ 4,598,370

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Great Lakes Advisors Large Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Great Lakes Advisors Large Cap Value VP (formerly, Transamerica Rothschild & Co Large Cap Value VP) (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Great Lakes Advisors Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,629,074 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

(unaudited)

MARKET ENVIRONMENT

International equity markets produced strong performance in 2023, recovering significantly from losses in 2022. For the first nine months of the year, the market was whipsawed with inflation, interest rates, and consumer and employment narratives, which were constantly causing directional changes, not to mention a U.S. regional banking crisis in the early part of the year and the Israel-Hamas conflict that started in October. In the fourth quarter, sentiment changed quickly from higher for longer to anticipated aggressive rate cuts by the U.S. Federal Reserve in 2024. Given that most of the equity returns were driven by multiple expansion, rather than earnings growth, the direction and levels of interest rate were critical factors.

All regions produced positive returns in 2023 with Europe ex-UK and Japan outperforming. Investors looked upon Japan favorably given anticipation of corporate reforms, improving profitability as well as a pivot in the Bank of Japan’s monetary policy. All benchmark sectors advanced with information technology leading, a reversal from 2022.

PERFORMANCE

For the year ended December 31, 2023, Transamerica International Focus VP, Initial Class returned 12.53%. By comparison, its benchmark, the MSCI EAFE Index, returned 18.85%.

STRATEGY REVIEW

We believe that indicators of sustainable earnings growth appear at the company level before they are recognized in the company’s stock price. We seek to add value by identifying companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while seeking to ensure we do not overpay for these growth characteristics. We believe quality and valuation will be desirable attributes to weather market volatility. As of year end, the Portfolio was balanced with exposure in cyclical industries (e.g., machinery, banks, and semiconductors) and defensive industries (e.g., pharmaceuticals).

The frequent style and sector leadership rotations we witnessed during the fiscal year were major headwinds for the Portfolio’s strategy. On a regional basis, holdings in developed Europe ex-UK were among relative detractors. Novo Nordisk AS was a strong performer in the region, as were Wolters Kluwer NV, Kingspan Group PLC, and ICON PLC. But those holdings were more than offset by weak returns in Merck KGaA, Neste OYJ, Equinor ASA and MTU Aero Engines AG. MTU Aero Engines AG suffered a significant blow when Raytheon released a more detrimental assessment of powered metal issues in MTU Aero Engines AG‘s aircraft engines. MTU Aero Engines AG‘s potential share of liability was, therefore, materially higher than initially expected. We reduced the Portfolio’s position after a brief relief rally, but still held the stock as of year end, given the share price drop seemed to have more than compensated for the potential costs, and we saw no evidence of permanent impairment of the engine program. Additionally, air travel’s secular growth trend remained intact.

Holdings in Japan contributed most to relative performance, led by Tokyo Electron Ltd., ITOCHU Corp., Pan Pacific International Holdings Corp. and Mitsubishi Corp. An electronics and semiconductor company, Tokyo Electron Ltd. reported strong results due to robust demand from China, which along with improving semiconductor sentiment generally, caused the stock to rally in November and December. Being more cautious on the sustainability of the Chinese demand, we decided to take profits.

From a sector perspective, consumer discretionary and energy holdings detracted. Our energy exposure was a strong contributor in 2022 but reversed in 2023 with all three holdings detracting because of lower crude prices (Equinor ASA and TotalEnergies SE) and slower adoption of renewable diesel (Neste OYJ). Health-care holdings contributed most, led by Novo Nordisk AS and ICON PLC. Novo Nordisk AS benefited from positive news for GLP-1 (Glucagon-like peptide) drugs. Although we continued to have strong conviction in the stock as of fiscal year end, we consistently took profits to manage risk.

At the stock level, top detractors were British American Tobacco PLC, Merck KGaA, ANTA Sports Products Ltd., Open House Group Co. Ltd., and Neste OYJ. British American Tobacco PLC, a long-term holding, faced numerous challenges, including market share loss in heated tobacco in the U.S., the U.S. Food and Drug Administration’s methanol ban, and softening U.S. e-cigarette data. As of fiscal year end, the stock was trading materially below its historical valuations. Based on its valuation, attractive dividend yield and long history of increasing dividends, the stock was held at year end. We favor its defensive characteristics in an uncertain macro environment and to offset our more pro-cyclical industrial and information technology exposures in the Portfolio.

Individual contributors were led by Novo Nordisk AS, Tokyo Electron Ltd., Wolters Kluwer NV, ITOCHU Corp., and Kingspan Group PLC. We continued to favor Wolters Kluwer NV, a Dutch information services company, for its high percentage of recurring revenues and its defensive growth characteristics. As a trading company, ITOCHU Corp. benefited from cheaper imports because of a weakening yen. ITOCHU Corp. also guided higher for total payouts and share buybacks beyond market expectations.

Michael E. Brown, CFA

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

Epoch Investment Partners, Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 year	10 year or Since Inception	Inception Date
Initial Class	12.53%	9.01%	4.35%	01/02/1997
MSCI EAFE Index (A)	18.85%	8.69%	4.78%
Service Class	12.27%	8.75%	4.09%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,044.30	$4.43	$1,020.90	$4.38	0.86%
Service Class	1,000.00	1,042.50	5.71	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.4%
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	1.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 97.4%
Australia - 5.3%
Computershare Ltd.	515,843	$ 8,573,603
National Australia Bank Ltd.	512,014	10,711,597

		19,285,200

Austria - 2.2%
Erste Group Bank AG	198,705	8,057,108

China - 4.4%
ANTA Sports Products Ltd.	489,881	4,752,319
BYD Co. Ltd., Class H	138,000	3,789,102
Zijin Mining Group Co. Ltd., Class H	4,508,925	7,345,012

		15,886,433

Denmark - 3.6%
Novo Nordisk AS, Class B	125,794	13,004,693

Finland - 2.0%
Metso OYJ	397,995	4,028,992
Neste OYJ	90,409	3,214,785

		7,243,777

France - 10.9%
LVMH Moet Hennessy Louis Vuitton SE	11,164	9,041,253
Sanofi SA	99,961	9,905,192
TotalEnergies SE	172,506	11,730,982
Vinci SA	69,901	8,773,913

		39,451,340

Germany - 5.0%
Bayerische Motoren Werke AG	61,906	6,887,420
Merck KGaA	37,141	5,908,361
MTU Aero Engines AG	25,721	5,544,066

		18,339,847

Ireland - 5.1%
ICON PLC (A)	22,924	6,489,096
Kingspan Group PLC	79,235	6,857,765
Smurfit Kappa Group PLC	128,855	5,103,912

		18,450,773

Israel - 3.2%
Bank Leumi Le-Israel BM	610,865	4,916,132
Nice Ltd., ADR (A) (B)	33,572	6,697,950

		11,614,082

Japan - 19.3%
Asahi Group Holdings Ltd. (B)	264,198	9,852,149
Astellas Pharma, Inc.	531,483	6,355,180
ITOCHU Corp.	251,954	10,305,097
MatsukiyoCocokara & Co.	447,298	7,921,299
Mitsubishi Corp.	450,052	7,192,852
Open House Group Co. Ltd.	171,249	5,080,387
Pan Pacific International Holdings Corp.	407,756	9,728,306
Shin-Etsu Chemical Co. Ltd.	122,000	5,119,674
Tokyo Electron Ltd.	46,403	8,311,403

		69,866,347

Mexico - 1.7%
Grupo Financiero Banorte SAB de CV, Class O	628,151	6,329,229

	Shares	Value
COMMON STOCKS (continued)
Netherlands - 5.7%
ASML Holding NV	13,091	$ 9,851,800
Wolters Kluwer NV	76,589	10,881,641

		20,733,441

Norway - 5.1%
DNB Bank ASA	471,325	10,020,394
Equinor ASA	262,939	8,337,267

		18,357,661

Republic of Korea - 2.6%
Samsung Electronics Co. Ltd.	156,308	9,487,394

Singapore - 2.5%
DBS Group Holdings Ltd.	358,440	9,074,052

Sweden - 3.6%
Atlas Copco AB, A Shares	371,680	6,395,473
Epiroc AB, Class B	377,648	6,604,876

		13,000,349

Taiwan - 2.8%
Airtac International Group	173,174	5,699,019
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	41,646	4,331,184

		10,030,203

United Kingdom - 12.4%
BAE Systems PLC	430,740	6,097,120
British American Tobacco PLC	222,831	6,519,945
Compass Group PLC	374,566	10,245,875
Diageo PLC	151,269	5,506,798
Legal & General Group PLC	2,845,894	9,108,701
Rio Tinto PLC, ADR	102,113	7,603,334

		45,081,773

Total Common Stocks (Cost $311,469,944)		353,293,702

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 2.50% (C), dated 12/29/2023, to be repurchased at $4,102,478 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $4,183,397.	$ 4,101,339	4,101,339

Total Repurchase Agreement (Cost $4,101,339)		4,101,339

Total Investments (Cost $315,571,283)		357,395,041
Net Other Assets (Liabilities) - 1.5%		5,268,578

Net Assets - 100.0%		$ 362,663,619

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	13.7%	$49,108,512
Pharmaceuticals	9.8	35,173,426
Oil, Gas & Consumable Fuels	6.5	23,283,034
Machinery	6.4	22,728,360
Semiconductors & Semiconductor Equipment	6.3	22,494,387
Professional Services	5.4	19,455,244
Trading Companies & Distributors	4.9	17,497,949
Beverages	4.3	15,358,947
Metals & Mining	4.2	14,948,346
Textiles, Apparel & Luxury Goods	3.9	13,793,572
Aerospace & Defense	3.3	11,641,186
Automobiles	3.0	10,676,522
Hotels, Restaurants & Leisure	2.9	10,245,875
Broadline Retail	2.7	9,728,306
Technology Hardware, Storage & Peripherals	2.7	9,487,394
Insurance	2.6	9,108,701
Construction & Engineering	2.5	8,773,913
Consumer Staples Distribution & Retail	2.2	7,921,299
Building Products	1.9	6,857,765
Software	1.9	6,697,950
Tobacco	1.8	6,519,945
Life Sciences Tools & Services	1.8	6,489,096
Chemicals	1.4	5,119,674
Containers & Packaging	1.4	5,103,912
Household Durables	1.4	5,080,387

Investments	98.9	353,293,702
Short-Term Investments	1.1	4,101,339

Total Investments	100.0%	$357,395,041

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$31,450,793	$321,842,909	$—	$353,293,702
Repurchase Agreement	—	4,101,339	—	4,101,339

Total Investments	$31,450,793	$325,944,248	$—	$357,395,041

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,037,940 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,399,365. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2023.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $311,469,944) (including securities loaned of $11,037,940)	$353,293,702
Repurchase agreement, at value (cost $4,101,339)	4,101,339
Foreign currency, at value (cost $3,809,105)	3,824,806
Receivables and other assets:
Investments sold	10,244,922
Net income from securities lending	1,987
Shares of beneficial interest sold	113,836
Dividends	334,180
Interest	854
Tax reclaims	1,160,432
Total assets	373,076,058

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	10,068,002
Investment management fees	238,670
Distribution and service fees	20,197
Transfer agent costs	423
Trustee and CCO fees	98
Audit and tax fees	23,463
Custody fees	17,244
Legal fees	3,882
Printing and shareholder reports fees	35,349
Other accrued expenses	5,111
Total liabilities	10,412,439
Net assets	$362,663,619

Net assets consist of:
Capital stock ($0.01 par value)	$421,200
Additional paid-in capital	304,270,723
Total distributable earnings (accumulated losses)	57,971,696
Net assets	$362,663,619

Net assets by class:
Initial Class	$265,063,846
Service Class	97,599,773
Shares outstanding:
Initial Class	30,580,433
Service Class	11,539,588
Net asset value and offering price per share:
Initial Class	$8.67
Service Class	8.46

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$12,549,591
Interest income	128,888
Net income from securities lending	146,264
Withholding taxes on foreign income	(1,406,920)
Total investment income	11,417,823

Expenses:
Investment management fees	2,793,724
Distribution and service fees:
Service Class	244,797
Transfer agent costs	4,292
Trustee and CCO fees	16,313
Audit and tax fees	32,519
Custody fees	73,343
Legal fees	31,150
Printing and shareholder reports fees	119,256
Professional fees	1,273
Other	29,039
Total expenses	3,345,706

Net investment income (loss)	8,072,117

Net realized gain (loss) on:
Investments	16,019,481
Foreign currency transactions	2,530
Net realized gain (loss)	16,022,011

Net change in unrealized appreciation (depreciation) on:
Investments	18,763,829
Translation of assets and liabilities denominated in foreign currencies	12,570
Net change in unrealized appreciation (depreciation)	18,776,399
Net realized and change in unrealized gain (loss)	34,798,410
Net increase (decrease) in net assets resulting from operations	$42,870,527

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$8,072,117	$8,440,508
Net realized gain (loss)	16,022,011	(3,132,476)
Net change in unrealized appreciation (depreciation)	18,776,399	(102,056,346)
Net increase (decrease) in net assets resulting from operations	42,870,527	(96,748,314)

Dividends and/or distributions to shareholders:
Initial Class	(5,228,746)	(23,277,787)
Service Class	(1,711,160)	(8,715,632)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,939,906)	(31,993,419)

Capital share transactions:
Proceeds from shares sold:
Initial Class	23,434,385	25,992,513
Service Class	2,171,642	3,824,263
	25,606,027	29,816,776
Dividends and/or distributions reinvested:
Initial Class	5,228,746	23,277,787
Service Class	1,711,160	8,715,632
	6,939,906	31,993,419
Cost of shares redeemed:
Initial Class	(52,154,535)	(51,990,909)
Service Class	(14,522,815)	(15,161,424)
	(66,677,350)	(67,152,333)
Net increase (decrease) in net assets resulting from capital share transactions	(34,131,417)	(5,342,138)
Net increase (decrease) in net assets	1,799,204	(134,083,871)

Net assets:
Beginning of year	360,864,415	494,948,286
End of year	$362,663,619	$360,864,415

Capital share transactions - shares:
Shares issued:
Initial Class	2,856,754	3,349,728
Service Class	268,563	461,136
	3,125,317	3,810,864
Shares reinvested:
Initial Class	628,455	3,027,020
Service Class	210,475	1,160,537
	838,930	4,187,557
Shares redeemed:
Initial Class	(6,277,042)	(6,182,705)
Service Class	(1,802,895)	(1,828,334)
	(8,079,937)	(8,011,039)
Net increase (decrease) in shares outstanding:
Initial Class	(2,791,833)	194,043
Service Class	(1,323,857)	(206,661)
	(4,115,690)	(12,618)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$7.86	$10.77	$9.84	$8.32	$8.01

Investment operations:
Net investment income (loss) (A)	0.19	0.19	0.18	0.12	0.18
Net realized and unrealized gain (loss)	0.79	(2.36)	0.88	1.59	1.81
Total investment operations	0.98	(2.17)	1.06	1.71	1.99

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.27)	(0.13)	(0.19)	(0.15)
Net realized gains	—	(0.47)	—	—	(1.53)
Total dividends and/or distributions to shareholders	(0.17)	(0.74)	(0.13)	(0.19)	(1.68)

Net asset value, end of year	$8.67	$7.86	$10.77	$9.84	$8.32

Total return	12.53%	(20.04)%	10.82%	20.90%	27.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$265,064	$262,221	$357,374	$383,396	$365,486
Expenses to average net assets	0.85%	0.82%	0.83%	0.82%	0.82%
Net investment income (loss) to average net assets	2.28%	2.23%	1.71%	1.46%	2.10%
Portfolio turnover rate	39%	36%	20%	30%	26%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$7.67	$10.53	$9.62	$8.14	$7.86

Investment operations:
Net investment income (loss) (A)	0.17	0.17	0.15	0.09	0.15
Net realized and unrealized gain (loss)	0.77	(2.32)	0.87	1.56	1.78
Total investment operations	0.94	(2.15)	1.02	1.65	1.93

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.24)	(0.11)	(0.17)	(0.12)
Net realized gains	—	(0.47)	—	—	(1.53)
Total dividends and/or distributions to shareholders	(0.15)	(0.71)	(0.11)	(0.17)	(1.65)

Net asset value, end of year	$8.46	$7.67	$10.53	$9.62	$8.14

Total return	12.27%	(20.29)%	10.63%	20.58%	27.40%

Ratio and supplemental data:
Net assets end of year (000’s)	$97,600	$98,643	$137,574	$129,234	$114,566
Expenses to average net assets	1.10%	1.07%	1.08%	1.07%	1.07%
Net investment income (loss) to average net assets	2.08%	1.98%	1.45%	1.18%	1.83%
Portfolio turnover rate	39%	36%	20%	30%	26%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Focus VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK FACTORS (continued)

other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.770%
Over $500 million up to $1 billion	0.760
Over $1 billion up to $2 billion	0.710
Over $2 billion up to $3 billion	0.695
Over $3 billion	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.88%	May 1, 2024
Service Class	1.13	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 138,374,390	$ —	$ 171,108,312	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 318,944,579	$ 51,454,040	$ (13,003,578)	$ 38,450,462

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the capital loss carryforwards utilized are $2,917,873.

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,939,906	$ —	$ —	$ 11,421,614	$ 20,571,805	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,043,990	$ 11,457,238	$ —	$ —	$ —	$ 38,470,468

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Focus VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Focus VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica International Focus VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 9,203,886	$ 886,138

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

The balancing act involved in taming inflation while preventing a recession presented complications and bouts of volatility in 2023. Most notable was the March 2023 collapse of Silicon Valley Bank and other regional banks. However, the U.S. Federal Reserve (the “Fed”) responded swiftly to restore confidence in the banking system, slowing deposit outflows, preventing more systemic issues, and calming market fears.

The stock market largely climbed from the beginning of the period January 2023 through July 2023, driven by optimism about the slowing pace of interest rate hikes and positive economic fundamentals. Excitement surrounding artificial intelligence (“AI”) and related technologies also boosted market sentiment. However, stock market returns were narrow in breadth, driven by a handful of large- and mega-cap stocks linked to AI developments. In July, the S&P 500® Index reached an 18-month peak, but market optimism briefly reversed course in the third quarter on fears of sustained higher interest rates, the Fitch downgrade of U.S. debt (from AAA to AA+), and growing worries about China’s lagging economic growth.

Still, U.S. gross domestic product (“GDP”) continued to exceed expectations in the second half of 2023, and corporate earnings remained relatively strong, aided by reduced input costs. Inflation moderated, helped by softening energy prices. After four interest rate increases in 2023, markets cheered when the Fed took a decidedly dovish pivot in December 2023, guiding toward the potential for multiple rate cuts in 2024. With still relatively robust GDP growth and low unemployment, the Fed expected a soft-landing scenario for the U.S. economy as of year-end.

The S&P 500® Index posted a significant gain, largely driven by strength in technology stocks. The communication services and consumer discretionary sectors also beat the broader market.

The U.S. fixed income market also posted a positive return. Rates saw significant volatility intra-period, with the yield on the U.S. 10-year Treasury reaching as high as 4.93%, though it ultimately closed December 2023 at 3.88% relative to 3.87% at the prior year end. Corporate bonds outperformed Treasuries, and investment-grade credit spreads ended the fourth quarter 0.31% lower at 0.99%, aided by investors pricing in the end of the rate-tightening cycle.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Janus Balanced VP, Initial Class returned 15.24%. By comparison, its primary, secondary and additional benchmarks, the S&P 500® Index, the Bloomberg US Aggregate Bond Index and the Transamerica Janus Balanced VP Blended Benchmark, returned 26.29%, 5.53% and 16.62%, respectively.

STRATEGY REVIEW

The strategy targets a 50% to 60% equity allocation with the balance in fixed income and cash. The portfolio managers collaborate to determine the asset allocation and leverage the equity and fixed income teams for security selection. The equity-to-fixed-income allocation of Transamerica Janus Balanced VP (the “Portfolio”) ended December 2023 at approximately 60% equity, 39% fixed income, and a small allocation to cash.

The Portfolio underperformed its blended benchmark for the fiscal year ended December 31, 2023 due to its equity allocation trailing its equity benchmark, the S&P 500® Index. Stock selection, particularly in the consumer discretionary sector, detracted on a relative basis, while security selection in the health-care sector proved beneficial.

American variety store, Dollar General Corp., was the leading relative detractor during the year. The discount retailer struggled amid inventory challenges as well as financial constraints facing core clientele. Meaningful deterioration in company fundamentals and our reduced confidence that new management team members could turn the business around in the short term contributed to our decision to close the Portfolio’s position during the year.

Insurance company, UnitedHealth Group Inc., also weighed on relative results. In the first half of 2023, the general shift away from defensive sectors and concerns around the future profitability of Medicare Advantage hurt the name. Similar issues challenged the stock near year-end, along with rumors of potential mergers in the industry, which made the market question organic growth fundamentals should companies need to combine to get earnings growth going forward.

Semiconductor equipment company, Lam Research Corp., contributed to relative performance. The holding benefited from industry optimism for a recovery in wafer fabrication equipment in 2025, and an expectation that capital expenditure in memory chips will have a sharp recovery.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

Technology company, Microsoft Corp., was a positive contributor to relative performance in the equity allocation. The stock strongly benefited from the developments in and optimism around AI – particularly in Microsoft Corp.’s implementation of AI in its products such as the Bing search engine. The potential for increased demand for its cloud business, Azure, also supported the stock.

The Portfolio’s fixed income allocation outperformed its fixed income benchmark, the Bloomberg US Aggregate Bond Index, for the fiscal year. Interest-rate positioning contributed to relative results. We entered 2023 with an underweight to duration risk as the Fed maintained its hawkish stance and inflation remained high. We actively managed duration throughout 2023, adding as Treasury rates rose on stronger-than-expected GDP growth, sticky core inflation, and expectations of a higher-for-longer interest rate environment, but the Portfolio maintained a neutral to modestly underweight stance in the latter half of the year.

Within our spread risk allocation, while the Portfolio maintained a relatively defensive stance, the Portfolio held more risk versus the benchmark throughout 2023. This contributed to the Portfolio as spreads ultimately tightened due to economic data that suggested the chances for a soft landing had increased. Positioning in securitized assets was particularly beneficial, with exposure to asset-backed and commercial mortgage-backed securities aiding results. Security selection within agency mortgage-backed securities detracted, somewhat offsetting relative outperformance.

As 2023 progressed and the outlook continued to improve, we decreased the Portfolio’s exposure to U.S. Treasuries in favor of a higher allocation to corporate bonds. We also added to the Portfolio’s overweight to securitized sectors, as we continued to identify high-quality assets at attractive valuations and on our belief that securitized spreads were appropriately reflecting the risk of an economic slowdown throughout the year.

Jeremiah Buckley, CFA

Michael Keough

Greg Wilensky, CFA

Co-Portfolio Managers

Janus Henderson Investors US LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	15.24%	9.27%	7.54%	07/01/2009
S&P 500® Index (A)	26.29%	15.69%	12.03%
Bloomberg US Aggregate Bond Index (B)	5.53%	1.10%	1.81%
Transamerica Janus Balanced VP Blended Benchmark (A) (B) (C)	16.62%	9.26%	7.59%
Service Class	15.01%	9.00%	7.27%	07/01/2009

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Janus Balanced VP Blended Benchmark is composed of the following benchmarks: 55% S&P 500® Index and 45% Bloomberg US Aggregate Bond Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,056.80	$3.89	$1,021.40	$3.82	0.75%
Service Class	1,000.00	1,055.70	5.18	1,020.20	5.09	1.00

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	60.0%
U.S. Government Agency Obligations	13.4
Corporate Debt Securities	9.6
U.S. Government Obligations	8.0
Mortgage-Backed Securities	5.3
Repurchase Agreement	3.0
Asset-Backed Securities	2.7
Other Investment Company	2.2
Net Other Assets (Liabilities)	(4.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 60.0%
Aerospace & Defense - 0.6%
General Dynamics Corp.	22,760	$5,910,089

Air Freight & Logistics - 0.6%
United Parcel Service, Inc., Class B	34,458	5,417,831

Banks - 1.2%
JPMorgan Chase & Co.	68,056	11,576,326

Beverages - 1.2%
Constellation Brands, Inc., Class A	20,428	4,938,469
Monster Beverage Corp. (A)	119,582	6,889,119

		11,827,588

Biotechnology - 1.0%
AbbVie, Inc.	41,329	6,404,755
Vertex Pharmaceuticals, Inc. (A)	7,277	2,960,939

		9,365,694

Broadline Retail - 1.6%
Amazon.com, Inc. (A)	101,718	15,455,033

Building Products - 0.5%
Trane Technologies PLC	18,761	4,575,808

Capital Markets - 1.9%
Charles Schwab Corp.	62,749	4,317,131
CME Group, Inc.	27,490	5,789,394
Morgan Stanley	89,028	8,301,861

		18,408,386

Chemicals - 0.4%
Corteva, Inc.	86,202	4,130,800

Communications Equipment - 0.2%
Cisco Systems, Inc.	34,459	1,740,869

Consumer Finance - 1.3%
American Express Co.	68,067	12,751,672

Consumer Staples Distribution & Retail - 1.4%
Costco Wholesale Corp.	11,528	7,609,402
Sysco Corp.	73,587	5,381,417

		12,990,819

Electrical Equipment - 0.5%
Rockwell Automation, Inc.	13,847	4,299,216

Energy Equipment & Services - 0.4%
Schlumberger NV	69,678	3,626,043

Entertainment - 0.4%
Netflix, Inc. (A)	6,879	3,349,247

Financial Services - 2.3%
Mastercard, Inc., Class A	51,380	21,914,084

Food Products - 0.4%
Hershey Co.	20,301	3,784,918

Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	80,351	8,844,234
Edwards Lifesciences Corp. (A)	43,985	3,353,856
Stryker Corp.	16,319	4,886,888

		17,084,978

Health Care Providers & Services - 2.3%
HCA Healthcare, Inc.	10,881	2,945,269
UnitedHealth Group, Inc.	35,750	18,821,303

		21,766,572

Hotels, Restaurants & Leisure - 4.4%
Booking Holdings, Inc. (A)	2,332	8,272,117

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill, Inc. (A)	1,829	$ 4,182,850
Hilton Worldwide Holdings, Inc.	59,832	10,894,809
McDonald’s Corp.	40,503	12,009,545
Starbucks Corp.	69,444	6,667,318

		42,026,639

Household Products - 0.7%
Procter & Gamble Co.	45,724	6,700,395

Industrial Conglomerates - 0.9%
Honeywell International, Inc.	38,587	8,092,080

Insurance - 1.7%
Marsh & McLennan Cos., Inc.	23,119	4,380,357
Progressive Corp.	75,488	12,023,728

		16,404,085

Interactive Media & Services - 4.4%
Alphabet, Inc., Class C (A)	183,263	25,827,255
Meta Platforms, Inc., Class A (A)	46,225	16,361,801

		42,189,056

IT Services - 1.5%
Accenture PLC, Class A	39,900	14,001,309

Life Sciences Tools & Services - 1.2%
Danaher Corp.	16,929	3,916,355
Thermo Fisher Scientific, Inc.	13,510	7,170,973

		11,087,328

Machinery - 1.0%
Deere & Co.	23,208	9,280,183

Media - 0.8%
Comcast Corp., Class A	166,934	7,320,056

Oil, Gas & Consumable Fuels - 1.4%
Chevron Corp.	37,437	5,584,103
ConocoPhillips	65,106	7,556,853

		13,140,956

Pharmaceuticals - 2.2%
Eli Lilly & Co.	15,426	8,992,124
Merck & Co., Inc.	65,246	7,113,119
Zoetis, Inc.	25,751	5,082,475

		21,187,718

Professional Services - 0.7%
Automatic Data Processing, Inc.	27,078	6,308,362

Semiconductors & Semiconductor Equipment - 5.2%
KLA Corp.	11,327	6,584,385
Lam Research Corp.	16,709	13,087,491
NVIDIA Corp.	45,670	22,616,698
Texas Instruments, Inc.	41,533	7,079,715

		49,368,289

Software - 8.0%
Adobe, Inc. (A)	11,474	6,845,388
Cadence Design Systems, Inc. (A)	11,205	3,051,906
Intuit, Inc.	8,929	5,580,893
Microsoft Corp.	146,818	55,209,441
Oracle Corp.	48,505	5,113,882

		75,801,510

Specialty Retail - 1.5%
Home Depot, Inc.	23,268	8,063,525
TJX Cos., Inc.	70,822	6,643,812

		14,707,337

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	163,205	$ 31,421,859

Textiles, Apparel & Luxury Goods - 1.1%
NIKE, Inc., Class B	97,103	10,542,473

Total Common Stocks (Cost $380,704,645)		569,555,608

	Principal	Value
ASSET-BACKED SECURITIES - 2.7%
ACC Auto Trust Series 2022-A, Class A, 4.58%, 07/15/2026 (B)	$92,669	91,944
Aqua Finance Trust Series 2021-A, Class A, 1.54%, 07/17/2046 (B)	185,569	165,811
ARES LX CLO Ltd. Series 2021-60A, Class A, 3-Month Term SOFR + 1.38%, 6.78% (C), 07/18/2034 (B)	250,000	249,737
Arivo Acceptance Auto Loan Receivables Trust Series 2022-1A, Class A, 3.93%, 05/15/2028 (B)	153,824	150,997
CBAM Ltd.
Series 2019-11RA, Class A1,
3-Month Term SOFR + 1.44%, 6.86% (C), 01/20/2035 (B)	1,210,000	1,206,971
Series 2019-11RA, Class B,
3-Month Term SOFR + 2.01%, 7.43% (C), 01/20/2035 (B)	308,466	306,615
CF Hippolyta Issuer LLC
Series 2021-1A, Class A1,
1.53%, 03/15/2061 (B)	778,462	695,996
Series 2021-1A, Class B1,
1.98%, 03/15/2061 (B)	294,044	249,455
Series 2022-1A , Class A1,
5.97%, 08/15/2062 (B)	880,395	866,243
Series 2022-1A , Class A2,
6.11%, 08/15/2062 (B)	2,064,677	2,017,992
CIFC Funding Ltd.
Series 2021-7A, Class A1,
3-Month Term SOFR + 1.39%, 6.80% (C), 01/23/2035 (B)	375,000	374,986
Series 2021-7A, Class B,
3-Month Term SOFR + 1.86%, 7.27% (C), 01/23/2035 (B)	250,874	249,136
CIM Trust
Series 2021-NR1, Class A1,
2.57% (C), 07/25/2055 (B)	262,129	258,421
Series 2021-NR4, Class A1,
2.82% (C), 10/25/2061 (B)	168,003	161,435
CP EF Asset Securitization I LLC Class A, 5.96%, 04/15/2030 (B)	189,883	188,506
CP EF Asset Securitization II LLC Series 2023-1A, Class A, 7.48%, 03/15/2032 (B)	457,995	459,631

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CRB Securitization Trust Series 2023-1, Class A, 6.96%, 10/20/2033 (B)	$ 196,764	$ 199,019
CyrusOne Data Centers Issuer I LLC Series 2023-2A, Class A2, 5.56%, 11/20/2048 (B)	872,000	830,809
Diamond Infrastructure Funding LLC Series 2021-1A, Class A, 1.76%, 04/15/2049 (B)	821,000	729,093
Domino’s Pizza Master Issuer LLC Series 2018-1A, Class A2I, 4.12%, 07/25/2048 (B)	749,550	728,235
Elmwood CLO II Ltd. Series 2019-2A, Class AR, 3-Month Term SOFR + 1.41%, 6.83% (C), 04/20/2034 (B)	339,000	338,980
Exeter Automobile Receivables Trust Series 2021-1A, Class D, 1.08%, 11/16/2026	562,000	543,675
HPS Loan Management Ltd. Series 2021-16A, Class B, 3-Month Term SOFR + 1.96%, 7.37% (C), 01/23/2035 (B)	250,000	248,919
JPMorgan Chase Bank NA - CACLN
Series 2021-1, Class B,
0.88%, 09/25/2028 (B)	47,765	46,906
Series 2021-2, Class B,
0.89%, 12/26/2028 (B)	120,021	117,327
LAD Auto Receivables Trust
Series 2021-1A, Class A,
1.30%, 08/17/2026 (B)	86,586	85,531
Series 2022-1A, Class A,
5.21%, 06/15/2027 (B)	466,054	463,663
Lendbuzz Securitization Trust
Series 2022-1A, Class A,
4.22%, 05/17/2027 (B)	417,422	408,492
Series 2023-1A, Class A2,
6.92%, 08/15/2028 (B)	304,003	305,618
Libra Solutions LLC
Series 2022-1A, Class A,
4.75%, 05/15/2034 (B)	89,981	89,696
Series 2022-2A , Class A,
6.85%, 10/15/2034 (B)	120,807	120,734
LL ABS Trust Series 2022-2A, Class A, 6.63%, 05/15/2030 (B)	55,155	55,137
Logan CLO II Ltd. Series 2021-2A, Class A, 3-Month Term SOFR + 1.41%, 6.83% (C), 01/20/2035 (B)	582,571	582,544
M&T Equipment Notes
Series 2023-1A, Class A2,
6.09%, 07/15/2030 (B)	347,000	347,763
Series 2023-1A, Class A3,
5.74%, 07/15/2030 (B)	207,000	208,319
Marlette Funding Trust Series 2023-2A, Class B, 6.54%, 06/15/2033 (B)	224,000	225,585

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Mercury Financial Credit Card Master Trust Series 2023-1A, Class A, 8.04%, 09/20/2027 (B)	$ 718,000	$ 725,873
New Economy Assets Phase 1 Sponsor LLC Series 2021-1, Class B1, 2.41%, 10/20/2061 (B)	353,000	286,304
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A,
3.84%, 12/25/2025 (B)	145,219	138,425
Series 2021-FHT1, Class A,
3.10%, 07/25/2026 (B)	246,748	229,242
Oak Street Investment Grade Net Lease Fund Series 2020-1A, Class A1, 1.85%, 11/20/2050 (B)	672,559	610,405
Octagon Investment Partners 48 Ltd. Series 2020-3A, Class AR, 3-Month Term SOFR + 1.41%, 6.83% (C), 10/20/2034 (B)	351,000	350,986
Pagaya AI Debt Trust Series 2022-1, Class A, 2.03%, 10/15/2029 (B)	126,950	125,026
PRET LLC Series 2023-RN1, Class A1, 8.23% (C), 09/25/2053 (B)	987,471	1,007,395
PRPM LLC
Series 2021-10, Class A1,
2.49% (C), 10/25/2026 (B)	610,712	588,305
Series 2021-9, Class A1,
2.36% (C), 10/25/2026 (B)	529,296	513,158
Series 2022-2, Class A1,
5.00% (C), 03/25/2027 (B)	941,033	922,814
Rad CLO 21 Ltd. Series 2023-21A, Class A, 3-Month Term SOFR + 1.59%, 6.96% (C), 01/25/2033 (B)	521,477	521,213
Regatta XXIII Funding Ltd.
Series 2021-4A, Class A1,
3-Month Term SOFR + 1.41%, 6.83% (C), 01/20/2035 (B)	952,000	951,976
Series 2021-4A, Class B,
3-Month Term SOFR + 1.96%, 7.38% (C), 01/20/2035 (B)	264,465	264,447
Saluda Grade Alternative Mortgage Trust Series 2023-FIG4, Class A, 6.72% (C), 11/25/2053 (B)	645,000	649,529
Santander Bank Auto Credit-Linked Notes
Series 2021-1A, Class B,
1.83%, 12/15/2031 (B)	64,639	62,974
Series 2022-A, Class B,
5.28%, 05/15/2032 (B)	411,183	407,681
Series 2022-B, Class A2,
5.59%, 08/16/2032 (B)	142,894	142,502
Tesla Auto Lease Trust Series 2021-B, Class B, 0.91%, 09/22/2025 (B)	202,000	197,018
THL Credit Wind River CLO Ltd. Series 2019-1A , Class AR, 3-Month Term SOFR + 1.42%, 6.84% (C), 07/20/2034 (B)	314,000	312,555

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust Seies 2023-CES2, Class A1A, 7.29% (C), 10/25/2063 (B)	$ 377,870	$ 386,793
Upstart Securitization Trust
Series 2021-4, Class A,
0.84%, 09/20/2031 (B)	14,058	14,013
Series 2021-5, Class A,
1.31%, 11/20/2031 (B)	31,065	30,845
Series 2022-1, Class A,
3.12%, 03/20/2032 (B)	270,401	267,019
Series 2022-2, Class A,
4.37%, 05/20/2032 (B)	280,279	279,080
Vantage Data Centers Issuer LLC Series 2020-1A, Class A2, 1.65%, 09/15/2045 (B)	925,000	855,381
Vantage Data Centers LLC Series 2020-2A, Class A2, 1.99%, 09/15/2045 (B)	596,000	518,475
VCAT LLC Series 2021-NPL1, Class A1, 5.29% (C), 12/26/2050 (B)	79,461	79,114
Westgate Resorts LLC Series 2022-1A, Class A, 1.79%, 08/20/2036 (B)	148,552	142,321
Westlake Automobile Receivables Trust Series 2020-1A, Class D, 2.80%, 06/16/2025 (B)	99,235	98,997

Total Asset-Backed Securities (Cost $26,644,330)		26,049,787

CORPORATE DEBT SECURITIES - 9.6%
Aerospace & Defense - 0.1%
L3Harris Technologies, Inc. 5.40%, 07/31/2033	689,000	717,788

Banks - 3.2%
Bank of America Corp.
Fixed until 09/15/2028, 5.82% (C), 09/15/2029	1,808,000	1,867,537
Fixed until 09/15/2033, 5.87% (C), 09/15/2034	1,727,000	1,812,334
Fixed until 11/10/2027, 6.20% (C), 11/10/2028	1,219,000	1,272,351
Fixed until 09/05/2024 (D), 6.25% (C)	993,000	984,903
Bank of Montreal Fixed until 01/10/2032, 3.09% (C), 01/10/2037	1,059,000	854,401
Bank of New York Mellon Corp.
Fixed until 04/26/2026, 4.95% (C), 04/26/2027	541,000	541,297
Fixed until 10/25/2032, 5.83% (C), 10/25/2033	319,000	338,706
Fixed until 10/25/2028, 6.32% (C), 10/25/2029	440,000	467,815
Fixed until 10/25/2033, 6.47% (C), 10/25/2034	904,000	1,002,732
BNP Paribas SA Fixed until 01/20/2027, 2.59% (C), 01/20/2028 (B)	616,000	570,357

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc.
Fixed until 01/10/2027, 3.89% (C), 01/10/2028	$ 1,369,000	$ 1,325,026
Fixed until 05/15/2025 (D), 5.95% (C)	496,000	485,351
Fixed until 05/15/2024 (D), 6.30% (C)	109,000	107,427
JPMorgan Chase & Co.
Fixed until 08/01/2024 (D), 5.00% (C)	392,000	384,808
Fixed until 07/24/2028, 5.30% (C), 07/24/2029	912,000	926,267
Fixed until 06/01/2033, 5.35% (C), 06/01/2034	376,000	381,736
Fixed until 10/23/2028, 6.09% (C), 10/23/2029	917,000	964,904
Fixed until 10/23/2033, 6.25% (C), 10/23/2034	1,579,000	1,714,886
Morgan Stanley
Fixed until 05/04/2026, 1.59% (C), 05/04/2027	632,000	582,566
Fixed until 04/28/2025, 2.19% (C), 04/28/2026	990,000	951,183
Fixed until 01/21/2032, 2.94% (C), 01/21/2033	676,000	576,403
Fixed until 01/24/2028, 3.77% (C), 01/24/2029	90,000	85,898
4.35%, 09/08/2026	79,000	77,582
Fixed until 01/28/2026, 5.05% (C), 01/28/2027	277,000	277,337
Fixed until 02/01/2028, 5.12% (C), 02/01/2029	622,000	625,359
Fixed until 04/20/2028, 5.16% (C), 04/20/2029	850,000	855,571
Fixed until 07/21/2033, 5.42% (C), 07/21/2034	1,360,000	1,382,987
Fixed until 07/20/2028, 5.45% (C), 07/20/2029	409,000	417,114
National Australia Bank Ltd. 2.99%, 05/21/2031 (B)	1,103,000	924,534
Nordea Bank Abp 5.38%, 09/22/2027 (B) (E)	1,253,000	1,274,382
PNC Financial Services Group, Inc.
Fixed until 06/12/2028, 5.58% (C), 06/12/2029	1,347,000	1,375,207
Fixed until 10/28/2032, 6.04% (C), 10/28/2033	373,000	390,401
Fixed until 10/20/2033, 6.88% (C), 10/20/2034	1,424,000	1,583,805
Sumitomo Mitsui Financial Group, Inc. 5.85%, 07/13/2030	358,000	375,712
Toronto-Dominion Bank 5.52%, 07/17/2028	902,000	929,288
Truist Financial Corp. Fixed until 06/08/2026, 6.05% (C), 06/08/2027	517,000	526,265
US Bancorp
Fixed until 11/03/2031, 2.49% (C), 11/03/2036	857,000	665,985
Fixed until 06/12/2028, 5.78% (C), 06/12/2029	830,000	853,356

		30,733,773

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.1%
Illumina, Inc. 5.80%, 12/12/2025	$ 483,000	$ 484,760
Royalty Pharma PLC 3.55%, 09/02/2050	782,000	556,119

		1,040,879

Capital Markets - 0.7%
Blackstone Private Credit Fund 7.30%, 11/27/2028 (B)	876,000	911,457
Blue Owl Credit Income Corp.
4.70%, 02/08/2027	113,000	106,783
7.75%, 09/16/2027	678,000	699,431
7.95%, 06/13/2028 (B)	371,000	384,866
Charles Schwab Corp. Fixed until 08/24/2033, 6.14% (C), 08/24/2034	1,127,000	1,187,709
LPL Holdings, Inc. 6.75%, 11/17/2028	1,261,000	1,344,251
Nasdaq, Inc.
5.35%, 06/28/2028	194,000	199,704
5.55%, 02/15/2034	1,295,000	1,348,021
5.95%, 08/15/2053	612,000	660,013
6.10%, 06/28/2063	260,000	281,967

		7,124,202

Chemicals - 0.3%
Celanese US Holdings LLC
6.33%, 07/15/2029	382,000	400,695
6.35%, 11/15/2028	386,000	405,096
6.55%, 11/15/2030	967,000	1,023,628
6.70%, 11/15/2033	943,000	1,026,633

		2,856,052

Commercial Services & Supplies - 0.1%
CoStar Group, Inc. 2.80%, 07/15/2030 (B)	497,000	423,060
GXO Logistics, Inc.
1.65%, 07/15/2026	554,000	499,643
2.65%, 07/15/2031	122,000	100,219

		1,022,922

Consumer Finance - 0.2%
American Express Co. Fixed until 05/01/2033, 5.04% (C), 05/01/2034	869,000	869,283
Capital One Financial Corp.
Fixed until 06/08/2028, 6.31% (C), 06/08/2029	388,000	398,585
Fixed until 10/30/2030, 7.62% (C), 10/30/2031	574,000	631,673

		1,899,541

Consumer Staples Distribution & Retail - 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP 6.50%, 02/15/2028 (B)	592,000	598,093
SYSCO Corp. 5.75%, 01/17/2029	362,000	377,392

		975,485

Distributors - 0.2%
LKQ Corp.
5.75%, 06/15/2028	854,000	874,242
6.25%, 06/15/2033	802,000	837,031

		1,711,273

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified REITs - 0.0% (F)
GLP Capital LP/GLP Financing II, Inc.
5.30%, 01/15/2029	$ 73,000	$ 72,509
5.38%, 04/15/2026	333,000	330,940

		403,449

Diversified Telecommunication Services - 0.0% (F)
AT&T, Inc. 3.65%, 09/15/2059	109,000	78,457

Electric Utilities - 0.7%
American Electric Power Co., Inc. 5.63%, 03/01/2033	893,000	932,241
Duke Energy Corp. 4.30%, 03/15/2028	643,000	634,524
Duquesne Light Holdings, Inc. 2.78%, 01/07/2032 (B)	642,000	513,604
Electricite de France SA
5.70%, 05/23/2028 (B)	421,000	436,006
6.25%, 05/23/2033 (B) (E)	583,000	632,098
Georgia Power Co.
4.65%, 05/16/2028	450,000	453,312
4.95%, 05/17/2033	713,000	720,040
National Grid PLC
5.60%, 06/12/2028	320,000	329,953
5.81%, 06/12/2033	672,000	707,533
Xcel Energy, Inc. 5.45%, 08/15/2033	1,551,000	1,602,183

		6,961,494

Electronic Equipment, Instruments & Components - 0.2%
Trimble, Inc.
4.90%, 06/15/2028	314,000	315,800
6.10%, 03/15/2033	1,129,000	1,207,536

		1,523,336

Financial Services - 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.63%, 10/15/2027	414,000	405,720
Air Lease Corp. 1.88%, 08/15/2026	817,000	751,793

		1,157,513

Food Products - 0.3%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.00%, 05/15/2032	695,000	565,950
3.63%, 01/15/2032	500,000	428,571
5.50%, 01/15/2030	375,000	368,519
Mondelez International, Inc. 2.75%, 04/13/2030	68,000	61,498
Pilgrim’s Pride Corp. 6.25%, 07/01/2033	953,000	980,669

		2,405,207

Health Care Providers & Services - 0.6%
Centene Corp.
2.45%, 07/15/2028	919,000	820,070
3.00%, 10/15/2030	491,000	425,468
4.25%, 12/15/2027	2,255,000	2,173,694
HCA, Inc.
3.63%, 03/15/2032	450,000	402,900

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
HCA, Inc. (continued)
5.20%, 06/01/2028	$ 233,000	$ 235,596
5.38%, 09/01/2026	187,000	187,958
5.50%, 06/01/2033	747,000	759,956
5.63%, 09/01/2028	264,000	270,396
5.88%, 02/01/2029	408,000	421,447
UnitedHealth Group, Inc. 5.25%, 02/15/2028	412,000	426,378

		6,123,863

Insurance - 0.2%
Athene Global Funding
2.65%, 10/04/2031 (B)	712,000	579,493
2.72%, 01/07/2029 (B)	800,000	696,344
Brown & Brown, Inc. 4.95%, 03/17/2052	845,000	751,960

		2,027,797

IT Services - 0.1%
Leidos, Inc.
2.30%, 02/15/2031	170,000	142,461
5.75%, 03/15/2033	558,000	583,112

		725,573

Leisure Products - 0.1%
Hasbro, Inc.
3.90%, 11/19/2029	1,405,000	1,308,751
5.10%, 05/15/2044	126,000	113,048

		1,421,799

Machinery - 0.1%
Regal Rexnord Corp. 6.05%, 04/15/2028 (B)	693,000	702,053

Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 6.65%, 02/01/2034	1,810,000	1,913,117
Comcast Corp. 4.55%, 01/15/2029	581,000	584,117
Fox Corp. 6.50%, 10/13/2033	848,000	919,464

		3,416,698

Oil, Gas & Consumable Fuels - 0.5%
Columbia Pipelines Operating Co. LLC
5.93%, 08/15/2030 (B)	212,000	219,507
6.04%, 11/15/2033 (B)	510,000	534,969
6.50%, 08/15/2043 (B)	103,000	110,654
6.54%, 11/15/2053 (B)	532,000	588,149
Enbridge, Inc.
5.70%, 03/08/2033	480,000	499,927
6.20%, 11/15/2030	183,000	196,069
Energy Transfer LP
4.95%, 06/15/2028	78,000	77,769
5.55%, 02/15/2028	603,000	615,112
EQT Corp. 5.70%, 04/01/2028	318,000	322,723
Hess Midstream Operations LP 5.13%, 06/15/2028 (B)	460,000	443,814
Southwestern Energy Co. 4.75%, 02/01/2032	619,000	572,766

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Viper Energy, Inc. 7.38%, 11/01/2031 (B)	$ 835,000	$ 864,225

		5,045,684

Personal Care Products - 0.1%
Haleon US Capital LLC 3.38%, 03/24/2027	554,000	533,373

Professional Services - 0.1%
Global Payments, Inc. 2.15%, 01/15/2027	570,000	525,053

Real Estate Management & Development - 0.2%
CBRE Services, Inc. 5.95%, 08/15/2034	1,674,000	1,755,870

Residential REITs - 0.1%
Sun Communities Operating LP 2.70%, 07/15/2031	898,000	749,814

Retail REITs - 0.1%
Agree LP
2.00%, 06/15/2028	630,000	546,853
2.60%, 06/15/2033	197,000	156,424
2.90%, 10/01/2030	313,000	268,573

		971,850

Semiconductors & Semiconductor Equipment - 0.3%
Foundry JV Holdco LLC 5.88%, 01/25/2034 (B)	2,099,000	2,160,137
Marvell Technology, Inc.
4.88%, 06/22/2028	378,000	377,103
5.75%, 02/15/2029	391,000	404,509

		2,941,749

Software - 0.2%
MSCI, Inc.
3.63%, 09/01/2030 (B)	992,000	895,530
3.88%, 02/15/2031 (B)	962,000	878,816
4.00%, 11/15/2029 (B)	88,000	82,701

		1,857,047

Specialized REITs - 0.2%
American Tower Trust #1 5.49%, 03/15/2028 (B)	1,406,000	1,427,168
Equinix, Inc. 2.15%, 07/15/2030	533,000	451,986

		1,879,154

Total Corporate Debt Securities (Cost $91,927,560)		91,288,748

MORTGAGE-BACKED SECURITIES - 5.3%
280 Park Avenue Mortgage Trust Series 2017-280P, Class A, 1-Month Term SOFR + 1.18%, 6.54% (C), 09/15/2034 (B)	592,515	569,115
A&D Mortgage Trust
Series 2023-NQM2, Class A1,
6.13% (C), 05/25/2068 (B)	640,487	640,095
Series 2023-NQM4, Class A1,
7.47% (C), 09/25/2068 (B)	605,159	618,427
Series 2023-NQM5, Class A1,
7.05% (C), 11/25/2068 (B)	296,443	301,868

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Angel Oak Mortgage Trust
Series 2019-5, Class A1,
2.59% (C), 10/25/2049 (B)	$ 60,835	$ 58,581
Series 2019-6, Class A1,
2.62% (C), 11/25/2059 (B)	54,733	52,798
Series 2020-3, Class A2,
2.41% (C), 04/25/2065 (B)	138,273	129,002
Bayview MSR Opportunity Master Fund Trust
Series 2021-5, Class AF,
1-Month SOFR Average + 0.85%, 5.00% (C), 11/25/2051 (B)	665,826	613,464
Series 2022-2, Class A1,
3.00% (C), 12/25/2051 (B)	1,298,099	1,107,441
BBCMS Trust Series 2015-SRCH, Class A2, 4.20%, 08/10/2035 (B)	715,000	655,121
BPR Trust
Series 2022-OANA, Class A,
1-Month Term SOFR + 1.90%, 7.26% (C), 04/15/2037 (B)	1,387,000	1,366,990
Series 2023-BRK2, Class A,
6.90% (C), 11/05/2028 (B)	831,000	870,207
BX Commercial Mortgage Trust
Series 2019-XL, Class A,
1-Month Term SOFR + 1.03%, 6.40% (C), 10/15/2036 (B)	479,792	478,573
Series 2019-XL, Class B,
1-Month Term SOFR + 1.19%, 6.56% (C), 10/15/2036 (B)	317,900	316,283
Series 2020-VKNG, Class A,
1-Month Term SOFR + 1.04%, 6.41% (C), 10/15/2037 (B)	131,194	130,165
Series 2021-VINO, Class A,
1-Month Term SOFR + 0.77%, 6.13% (C), 05/15/2038 (B)	140,584	138,335
Series 2021-VOLT, Class B,
1-Month Term SOFR + 1.06%, 6.43% (C), 09/15/2036 (B)	733,000	713,672
Series 2021-VOLT, Class D,
1-Month Term SOFR + 1.76%, 7.13% (C), 09/15/2036 (B)	770,000	740,031
Series 2023-VLT2, Class A,
1-Month Term SOFR + 2.28%, 7.64% (C), 06/15/2040 (B)	215,000	215,176
Series 2023-VLT2, Class B,
1-Month Term SOFR + 3.13%, 8.49% (C), 06/15/2040 (B)	479,000	479,718
BX Trust
1-Month Term SOFR + 0.75%, 6.11% (C), 04/15/2039 (B)	690,302	669,951
Series 2019-MMP, Class C,
1-Month Term SOFR + 1.49%, 6.86% (C), 08/15/2036 (B)	183,084	174,922
Series 2019-OC11, Class B,
3.61%, 12/09/2041 (B)	242,000	215,988
Series 2019-OC11, Class C,
3.86%, 12/09/2041 (B)	481,000	427,596
Series 2021-LBA, Class AJV,
1-Month Term SOFR + 0.91%, 6.28% (C), 02/15/2036 (B)	820,000	806,632

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BX Trust (continued)
Series 2021-LBA, Class AV,
1-Month Term SOFR + 0.91%, 6.28% (C), 02/15/2036 (B)	$ 737,035	$ 725,019
BXP Trust Series 2017-GM, Class A, 3.38%, 06/13/2039 (B)	324,000	301,285
CENT Trust Series 2023-CITY, Class A, 1-Month Term SOFR + 2.62%, 7.98% (C), 09/15/2038 (B)	849,000	853,255
Chase Mortgage Finance Corp. Series 2021-CL1, Class M1, 1-Month SOFR Average + 1.20%, 6.54% (C), 02/25/2050 (B)	679,232	655,922
Cold Storage Trust
Series 2020-ICE5, Class A,
1-Month Term SOFR + 1.01%, 6.37% (C), 11/15/2037 (B)	1,316,224	1,310,012
Series 2020-ICE5, Class B,
1-Month Term SOFR + 1.41%, 6.77% (C), 11/15/2037 (B)	585,862	579,227
Series 2020-ICE5, Class C,
1-Month Term SOFR + 1.76%, 7.12% (C), 11/15/2037 (B)	587,828	581,171
COLT Mortgage Loan Trust
Series 2020-2, Class A1,
1.85% (C), 03/25/2065 (B)	2,607	2,590
Series 2020-3, Class A1,
1.51% (C), 04/27/2065 (B)	44,469	41,525
Credit Suisse Mortgage Capital Certificates
Series 2019-ICE4, Class A,
1-Month Term SOFR + 1.03%, 6.39% (C), 05/15/2036 (B)	1,316,724	1,316,749
Series 2019-ICE4, Class C,
1-Month Term SOFR + 1.48%, 6.84% (C), 05/15/2036 (B)	281,300	280,480
CRSO Trust 7.12% (C), 07/12/2040	1,274,000	1,327,433
CSMC Trust Series 2021-WEHO, Class A, 1-Month Term SOFR + 4.08%, 9.45% (C), 04/15/2026 (B)	531,730	519,959
DBCCRE Mortgage Trust
Series 2014-ARCP, Class D,
4.93% (C), 01/10/2034 (B)	100,000	98,953
Series 2014-ARCP, Class E,
4.93% (C), 01/10/2034 (B)	436,000	430,852
Series 2014-ARCP, Class F,
4.93% (C), 01/10/2034 (B)	100,000	98,596
DC Commercial Mortgage Trust Series 2023-DC, Class A, 6.31%, 09/12/2040 (B)	708,000	730,915
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month Term SOFR + 1.19%, 6.56% (C), 07/15/2038 (B)	400,446	396,678
Flagstar Mortgage Trust Series 2021-13IN, Class A2, 3.00% (C), 12/30/2051 (B)	2,085,859	1,779,498

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
GCAT Trust
Series 2022-INV1, Class A1,
3.00% (C), 12/25/2051 (B)	$ 1,722,966	$ 1,469,905
Series 2023-INV1, Class A1,
6.00% (C), 08/25/2053 (B)	917,958	921,293
Great Wolf Trust
Series 2019-WOLF, Class A,
1-Month Term SOFR + 1.15%, 6.71% (C), 12/15/2036 (B)	526,000	524,002
Series 2019-WOLF, Class B,
1-Month Term SOFR + 1.45%, 7.01% (C), 12/15/2036 (B)	258,000	256,367
Series 2019-WOLF, Class C,
1-Month Term SOFR + 1.75%, 7.31% (C), 12/15/2036 (B)	287,000	284,639
Hudsons Bay Simon JV Trust
Series 2015-HB10, Class A10,
4.15%, 08/05/2034 (B)	108,959	95,988
Series 2015-HB7, Class A7,
3.91%, 08/05/2034 (B)	255,809	228,937
Imperial Fund Mortgage Trust Series 2023-NQM1, Class A1, 5.94% (C), 02/25/2068 (B)	448,163	447,156
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-ACE, Class A,
3.29%, 01/10/2037 (B)	845,000	814,368
Series 2020-ACE, Class B,
3.64%, 01/10/2037 (B)	580,000	552,483
Life Mortgage Trust
Series 2021-BMR, Class A,
1-Month Term SOFR + 0.81%, 6.18% (C), 03/15/2038 (B)	1,278,844	1,250,711
Series 2021-BMR, Class C,
1-Month Term SOFR + 1.21%, 6.58% (C), 03/15/2038 (B)	740,177	716,916
Series 2022-BMR2, Class A1,
1-Month Term SOFR + 1.30%, 6.66% (C), 05/15/2039 (B)	886,000	866,065
Series 2022-BMR2, Class B,
1-Month Term SOFR + 1.79%, 7.16% (C), 05/15/2039 (B)	257,000	250,553
Med Trust
Series 2021-MDLN, Class A,
1-Month Term SOFR + 1.06%, 6.43% (C), 11/15/2038 (B)	197,054	193,220
Series 2021-MDLN, Class E,
1-Month Term SOFR + 3.26%, 8.63% (C), 11/15/2038 (B)	967,357	940,240
Mello Mortgage Capital Acceptance
Series 2021-INV2, Class A11,
1-Month SOFR Average + 0.95%, 5.00% (C), 08/25/2051 (B)	490,199	451,954
Series 2021-INV3, Class A11,
1-Month SOFR Average + 0.95%, 5.00% (C), 10/25/2051 (B)	600,097	553,609
Series 2021-INV4, Class A3,
2.50% (C), 12/25/2051 (B)	398,515	326,160
Series 2022-INV1, Class A2,
3.00% (C), 03/25/2052 (B)	1,180,146	1,006,812

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A,
1-Month Term SOFR + 0.92%, 6.28% (C), 04/15/2038 (B)	$ 1,240,829	$ 1,227,597
Series 2021-MHC, Class C,
1-Month Term SOFR + 1.47%, 6.83% (C), 04/15/2038 (B)	700,421	689,876
MIC Trust Series 2023-MIC, Class A, 8.44% (C), 12/05/2038 (B)	584,328	613,328
NCMF Trust Series 2022-MFP, Class A, 1-Month Term SOFR + 1.74%, 7.10% (C), 03/15/2039 (B)	400,000	396,131
New Residential Mortgage Loan Trust Series 2018-2A, Class A1, 4.50% (C), 02/25/2058 (B)	98,954	95,976
OBX Trust
Series 2021-INV3, Class A3,
2.50% (C), 10/25/2051 (B)	415,056	339,697
Series 2022-INV1, Class A1,
3.00% (C), 12/25/2051 (B)	1,300,121	1,109,166
Series 2022-INV1, Class A18,
3.00% (C), 12/25/2051 (B)	551,987	459,875
Oceanview Mortgage Trust Series 2022-1, Class A1, 3.00% (C), 12/25/2051 (B)	695,852	593,649
OPEN Trust Series 2023-AIR, Class C, 10.60% (C), 10/15/2028 (B)	204,357	204,972
PRPM LLC Series 2020-4, Class A1, 5.95% (C), 10/25/2025 (B)	418,336	416,983
RCKT Mortgage Trust
Series 2021-3, Class A21,
1-Month SOFR Average + 0.80%, 5.00% (C), 07/25/2051 (B)	436,108	401,350
Series 2023-CES1, Class A1A,
6.52% (C), 06/25/2043 (B)	511,860	517,937
Series 2023-CES2, Class A1A,
6.81% (C), 09/25/2043 (B)	953,708	967,680
Series 2023-CES3, Class A1A,
7.11%, 11/25/2043 (B)	1,354,156	1,381,425
Saluda Grade Alternative Mortgage Trust Series 2023-SEQ3, Class A1, 7.16% (C), 06/01/2053 (B)	265,928	267,810
Sequoia Mortgage Trust
Series 2013-5, Class A1,
2.50% (C), 05/25/2043 (B)	103,112	87,183
Series 2020-2, Class A19,
3.50% (C), 03/25/2050 (B)	47,987	41,429
SMRT Commercial Mortgage Trust Series 2022-MINI, Class A, 1-Month Term SOFR + 1.00%, 6.36% (C), 01/15/2039 (B)	451,000	441,378
Spruce Hill Mortgage Loan Trust
Series 2020-SH1, Class A1,
2.52% (C), 01/28/2050 (B)	1,269	1,263
Series 2020-SH1, Class A2,
2.62% (C), 01/28/2050 (B)	7,213	7,178

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
SREIT Trust Series 2021-MFP, Class A, 1-Month Term SOFR + 0.85%, 6.21% (C), 11/15/2038 (B)	$ 95,686	$ 94,096
Towd Point Mortgage Trust Series 2023-CES1, Class A1A, 6.75% (C), 07/25/2063 (B)	269,174	273,558
TYSN Mortgage Trust Series 2023-CRNR, Class A, 6.80% (C), 12/10/2033 (B)	924,755	963,383
UWM Mortgage Trust
Series 2021-INV1, Class A9,
1-Month SOFR Average + 0.90%, 5.00% (C), 08/25/2051 (B)	584,049	537,012
Series 2021-INV4, Class A3,
2.50% (C), 12/25/2051 (B)	304,602	249,679
VASA Trust Series 2021-VASA, Class A, 1-Month Term SOFR + 1.01%, 6.38% (C), 07/15/2039 (B)	425,000	383,735
VMC Finance LLC Series 2021-HT1, Class A, 1-Month Term SOFR + 1.76%, 7.12% (C), 01/18/2037 (B)	454,238	445,157
Wells Fargo Commercial Mortgage Trust Series 2021-SAVE, Class A, 1-Month Term SOFR + 1.26%, 6.63% (C), 02/15/2040 (B)	183,247	178,142

Total Mortgage-Backed Securities (Cost $52,130,615)		50,058,293

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.4%
Federal Home Loan Mortgage Corp.
2.50%, 12/01/2033 - 05/01/2052	7,371,003	6,474,970
3.00%, 05/01/2031 - 03/01/2052	1,783,688	1,664,584
3.50%, 07/01/2046 - 06/01/2052	873,220	817,805
4.00%, 03/01/2047 - 11/01/2050	2,359,747	2,270,767
4.50%, 03/01/2048 - 05/01/2053	6,715,123	6,541,118
5.00%, 09/01/2048 - 07/01/2053	4,084,155	4,073,146
5.50%, 09/01/2052 - 07/01/2053	1,502,122	1,526,573
6.00%, 04/01/2040 - 11/01/2053	1,222,157	1,254,890
6.50%, 11/01/2053	710,379	740,066
Federal Home Loan Mortgage Corp. STACR REMICS Trust
1-Month SOFR Average + 0.85%, 6.19% (C), 11/25/2041 (B)	372,760	370,672
1-Month SOFR Average + 0.95%, 6.29% (C), 12/25/2041 (B)	788,340	778,510
1-Month SOFR Average + 1.30%, 6.64% (C), 02/25/2042 (B)	148,590	148,591
1-Month SOFR Average + 1.85%, 7.19% (C), 11/25/2043 (B)	240,791	242,510
1-Month SOFR Average + 1.85%, 7.19% (C), 11/25/2043 (B)	414,544	417,036
1-Month SOFR Average + 2.00%, 7.34% (C), 04/25/2042 (B)	148,145	149,491
1-Month SOFR Average + 2.00%, 7.34% (C), 12/25/2050 (B)	597,821	602,453
1-Month SOFR Average + 2.10%, 7.44% (C), 03/25/2042 (B)	307,380	309,753

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. STACR REMICS Trust (continued)
1-Month SOFR Average + 2.15%, 7.49% (C), 09/25/2042 (B)	$ 115,124	$ 116,185
1-Month SOFR Average + 2.25%, 7.59% (C), 08/25/2033 (B)	1,155,421	1,152,117
1-Month SOFR Average + 2.30%, 7.64% (C), 08/25/2042 (B)	234,783	238,697
Federal Home Loan Mortgage Corp. STACR Trust 1-Month SOFR Average + 2.06%, 7.40% (C), 10/25/2049 (B)	1,488	1,489
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1-Month SOFR Average + 2.00%, 7.34% (C), 06/25/2043 (B)	61,851	62,385
1-Month SOFR Average + 2.10%, 7.44% (C), 04/25/2043 (B)	250,950	254,866
1-Month SOFR Average + 2.30%, 7.64% (C), 08/25/2033 (B)	824,769	832,517
1-Month SOFR Average + 2.60%, 7.94% (C), 11/25/2050 (B)	642,039	653,663
1-Month SOFR Average + 2.65%, 7.99% (C), 07/25/2042 (B)	256,362	262,317
Federal National Mortgage Association
2.50%, 11/01/2034 - 03/01/2052	13,210,914	11,451,185
3.00%, 10/01/2034 - 06/01/2057	10,131,502	9,174,119
3.50%, 08/01/2047 - 08/01/2056	7,309,047	6,814,703
4.00%, 05/01/2045 - 04/01/2052	9,977,215	9,581,540
4.50%, 11/01/2042 - 08/01/2053	5,303,719	5,183,232
5.00%, 07/01/2044 - 08/01/2053	3,633,158	3,635,612
5.50%, 09/01/2052 - 09/01/2053	7,213,020	7,295,678
6.00%, 02/01/2037	1,662	1,738
Federal National Mortgage Association Connecticut Avenue Securities Trust
1-Month SOFR Average + 1.50%, 6.84% (C), 10/25/2043 (B)	477,667	478,714
1-Month SOFR Average + 1.65%, 6.99% (C), 12/25/2041 (B)	464,000	457,481
1-Month SOFR Average + 1.70%, 7.04% (C), 07/25/2043 (B)	519,381	521,515
1-Month SOFR Average + 1.90%, 7.24% (C), 04/25/2042 (B)	377,865	379,986
1-Month SOFR Average + 1.95%, 7.29% (C), 09/25/2043 (B)	232,187	234,355
1-Month SOFR Average + 2.00%, 7.34% (C), 11/25/2041 (B)	1,446,000	1,433,791
1-Month SOFR Average + 2.00%, 7.34% (C), 03/25/2042 (B)	324,364	327,424
1-Month SOFR Average + 2.10%, 7.44% (C), 03/25/2042 (B)	780,855	789,985
1-Month SOFR Average + 2.21%, 7.55% (C), 10/25/2039 (B)	2,610	2,610
1-Month SOFR Average + 2.30%, 7.64% (C), 05/25/2043 (B)	570,671	582,677
1-Month SOFR Average + 2.40%, 7.74% (C), 12/25/2042 (B)	344,002	350,607
1-Month SOFR Average + 2.50%, 7.84% (C), 09/25/2042 (B)	709,144	721,476

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association Connecticut Avenue Securities Trust (continued)
1-Month SOFR Average + 2.50%, 7.84% (C), 04/25/2043 (B)	$ 461,413	$ 468,653
1-Month SOFR Average + 2.51%, 7.85% (C), 04/25/2031 (B)	12,304	12,325
1-Month SOFR Average + 3.00%, 8.34% (C), 01/25/2042 (B)	527,000	534,068
1-Month SOFR Average + 3.00%, 8.34% (C), 04/25/2042 (B)	376,000	382,605
Federal National Mortgage Association REMICS 3.00%, 05/25/2048 - 11/25/2049	1,005,942	902,275
Government National Mortgage Association
2.50%, 03/20/2051	1,637,176	1,433,242
3.00%, 11/20/2046 - 08/20/2051	5,472,389	4,983,313
3.50%, 05/20/2049	1,732,355	1,630,752
4.00%, 01/15/2045 - 05/20/2048	1,325,074	1,283,991
4.50%, 08/15/2046 - 05/20/2048	688,469	680,895
5.00%, 08/20/2048	175,936	177,112
Government National Mortgage Association, TBA
2.50%, 01/20/2054 (G)	5,547,706	4,857,710
3.50%, 01/20/2054 (G)	3,184,453	2,967,761
4.00%, 01/20/2054 (G)	1,437,751	1,373,501
4.50%, 01/20/2054 (G)	801,906	783,049
5.00%, 01/20/2054 (G)	729,984	725,650
Saluda Grade Alternative Mortgage Trust Series 2023-FIG3, Class A, 7.07% (C), 08/25/2053 (B)	989,442	1,011,737
Seasoned Loans Structured Transaction Trust Series 2020-2, Class M1, 4.75% (C), 09/25/2060 (B)	209,230	200,218
Uniform Mortgage-Backed Security, TBA
2.50%, 01/01/2054 (G)	4,832,153	4,114,125
3.00%, 01/01/2039 (G)	997,159	940,134
3.50%, 01/01/2039 (G)	2,790,000	2,681,016
4.00%, 01/01/2039 - 01/01/2054 (G)	3,254,171	3,172,483
4.50%, 01/01/2054 (G)	1,040	1,009
5.00%, 01/01/2054 (G)	467,800	463,305

Total U.S. Government Agency Obligations (Cost $129,485,259)		127,156,528

U.S. GOVERNMENT OBLIGATIONS - 8.0%
U.S. Treasury - 8.0%
U.S. Treasury Bonds
4.13%, 08/15/2053	30,171,000	30,642,422
4.38%, 08/15/2043	10,856,000	11,122,311
4.75%, 11/15/2043 (E)	17,892,000	19,259,061
4.75%, 11/15/2053	142,000	159,994
U.S. Treasury Notes
4.38%, 12/15/2026 - 11/30/2030	4,281,000	4,395,072
4.50%, 11/15/2033	9,507,700	10,002,397

Total U.S. Government Obligations (Cost $70,150,189)		75,581,257

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
OTHER INVESTMENT COMPANY - 2.2%
Securities Lending Collateral - 2.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (H)	20,466,525	$ 20,466,525

Total Other Investment Company (Cost $20,466,525)		20,466,525

	Principal	Value
REPURCHASE AGREEMENT - 3.0%
Fixed Income Clearing Corp., 2.50% (H), dated 12/29/2023, to be repurchased at $28,650,755 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $29,215,714.	$28,642,799	$ 28,642,799

Total Repurchase Agreement (Cost $28,642,799)		28,642,799

Total Investments (Cost $800,151,922)		988,799,545
Net Other Assets (Liabilities) - (4.2)%		(40,193,652)

Net Assets - 100.0%		$948,605,893

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$569,555,608	$—	$—	$569,555,608
Asset-Backed Securities	—	26,049,787	—	26,049,787
Corporate Debt Securities	—	91,288,748	—	91,288,748
Mortgage-Backed Securities	—	50,058,293	—	50,058,293
U.S. Government Agency Obligations	—	127,156,528	—	127,156,528
U.S. Government Obligations	—	75,581,257	—	75,581,257
Other Investment Company	20,466,525	—	—	20,466,525
Repurchase Agreement	—	28,642,799	—	28,642,799

Total Investments	$590,022,133	$398,777,412	$—	$988,799,545

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $106,572,468, representing 11.2% of the Portfolio’s net assets.
(C)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,047,721, collateralized by cash collateral of $20,466,525. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at December 31, 2023.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $771,509,123) (including securities loaned of $20,047,721)	$960,156,746
Repurchase agreement, at value (cost $28,642,799)	28,642,799
Receivables and other assets:
Investments sold	13,007
When-issued, delayed-delivery, forward and TBA commitments sold	7,446,754
Net income from securities lending	51,590
Shares of beneficial interest sold	150,247
Dividends	550,562
Interest	2,693,383
Total assets	999,705,088

Liabilities:
Cash collateral received upon return of:
Securities on loan	20,466,525
Payables and other liabilities:
Investments purchased	11,231
When-issued, delayed-delivery, forward and TBA commitments purchased	29,110,884
Shares of beneficial interest redeemed	635,486
Investment management fees	548,135
Distribution and service fees	196,280
Transfer agent costs	1,085
Trustee and CCO fees	250
Audit and tax fees	34,273
Custody fees	34,040
Legal fees	10,136
Printing and shareholder reports fees	42,416
Other accrued expenses	8,454
Total liabilities	51,099,195
Net assets	$948,605,893

Net assets consist of:
Capital stock ($0.01 par value)	$595,534
Additional paid-in capital	722,818,769
Total distributable earnings (accumulated losses)	225,191,590
Net assets	$948,605,893

Net assets by class:
Initial Class	$14,732,202
Service Class	933,873,691

Shares outstanding:
Initial Class	906,915
Service Class	58,646,470

Net asset value and offering price per share:
Initial Class	$16.24
Service Class	15.92

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$8,416,464
Interest income	16,665,828
Net income from securities lending	114,461
Total investment income	25,196,753

Expenses:
Investment management fees	6,461,872
Distribution and service fees:
Service Class	2,316,733
Transfer agent costs	11,117
Trustee and CCO fees	42,781
Audit and tax fees	44,996
Custody fees	129,877
Legal fees	81,190
Printing and shareholder reports fees	126,026
Other	52,731
Total expenses	9,267,323

Net investment income (loss)	15,929,430

Net realized gain (loss) on:
Investments	22,992,166

Net change in unrealized appreciation (depreciation) on:
Investments	92,656,198
Net realized and change in unrealized gain (loss)	115,648,364
Net increase (decrease) in net assets resulting from operations	$131,577,794

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$15,929,430	$10,287,153
Net realized gain (loss)	22,992,166	27,973,319
Net change in unrealized appreciation (depreciation)	92,656,198	(246,857,423)
Net increase (decrease) in net assets resulting from operations	131,577,794	(208,596,951)

Dividends and/or distributions to shareholders:
Initial Class	(597,794)	(1,753,209)
Service Class	(37,387,192)	(129,678,654)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(37,984,986)	(131,431,863)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,491,830	1,020,609
Service Class	16,789,925	16,299,018
	18,281,755	17,319,627
Dividends and/or distributions reinvested:
Initial Class	597,794	1,753,209
Service Class	37,387,192	129,678,654
	37,984,986	131,431,863
Cost of shares redeemed:
Initial Class	(1,241,005)	(1,539,866)
Service Class	(131,976,078)	(155,301,073)
	(133,217,083)	(156,840,939)
Net increase (decrease) in net assets resulting from capital share transactions	(76,950,342)	(8,089,449)
Net increase (decrease) in net assets	16,642,466	(348,118,263)

Net assets:
Beginning of year	931,963,427	1,280,081,690
End of year	$948,605,893	$931,963,427

Capital share transactions - shares:
Shares issued:
Initial Class	95,295	59,024
Service Class	1,115,587	979,125
	1,210,882	1,038,149
Shares reinvested:
Initial Class	38,642	114,141
Service Class	2,464,548	8,599,380
	2,503,190	8,713,521
Shares redeemed:
Initial Class	(79,955)	(93,332)
Service Class	(8,706,533)	(9,383,161)
	(8,786,488)	(9,476,493)
Net increase (decrease) in shares outstanding:
Initial Class	53,982	79,833
Service Class	(5,126,398)	195,344
	(5,072,416)	275,177

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$14.70	$20.24	$18.48	$17.08	$14.87

Investment operations:
Net investment income (loss) (A)	0.30	0.21	0.17	0.24	0.29
Net realized and unrealized gain (loss)	1.92	(3.46)	2.70	2.18	2.93
Total investment operations	2.22	(3.25)	2.87	2.42	3.22

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.20)	(0.27)	(0.30)	(0.27)
Net realized gains	(0.46)	(2.09)	(0.84)	(0.72)	(0.74)
Total dividends and/or distributions to shareholders	(0.68)	(2.29)	(1.11)	(1.02)	(1.01)

Net asset value, end of year	$16.24	$14.70	$20.24	$18.48	$17.08

Total return	15.24%	(16.51)%	15.71%	14.59%	22.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,732	$12,537	$15,647	$14,443	$13,443
Expenses to average net assets	0.74%	0.74%	0.75%	0.76%	0.76%
Net investment income (loss) to average net assets	1.95%	1.24%	0.86%	1.41%	1.80%
Portfolio turnover rate	80%	90%	65%	86%	87%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$14.42	$19.89	$18.18	$16.82	$14.66

Investment operations:
Net investment income (loss) (A)	0.26	0.16	0.12	0.19	0.25
Net realized and unrealized gain (loss)	1.88	(3.39)	2.65	2.15	2.88
Total investment operations	2.14	(3.23)	2.77	2.34	3.13

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.15)	(0.22)	(0.26)	(0.23)
Net realized gains	(0.46)	(2.09)	(0.84)	(0.72)	(0.74)
Total dividends and/or distributions to shareholders	(0.64)	(2.24)	(1.06)	(0.98)	(0.97)

Net asset value, end of year	$15.92	$14.42	$19.89	$18.18	$16.82

Total return	15.01%	(16.77)%	15.44%	14.31%	21.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$933,874	$919,426	$1,264,435	$1,207,852	$1,111,765
Expenses to average net assets	0.99%	0.99%	1.00%	1.01%	1.01%
Net investment income (loss) to average net assets	1.69%	0.98%	0.61%	1.16%	1.56%
Portfolio turnover rate	80%	90%	65%	86%	87%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $160.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$890,797	$—	$—	$—	$890,797
U.S. Government Obligations	19,575,728	—	—	—	19,575,728
Total Securities Lending Transactions	$20,466,525	$—	$—	$—	$20,466,525
Total Borrowings	$20,466,525	$—	$—	$—	$20,466,525

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.735%
Over $250 million up to $500 million	0.705
Over $500 million up to $1 billion	0.650
Over $1 billion	0.630

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.81%	May 1, 2024
Service Class	1.05	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 293,133,607	$ 436,245,298	$ 345,319,910	$ 470,837,733

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 801,563,844	$ 201,846,850	$ (14,611,149)	$ 187,235,701

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,655,478	$ 27,329,508	$ —	$ 14,569,913	$ 116,861,950	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,077,611	$ 21,878,278	$ —	$ —	$ —	$ 187,235,701

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $27,329,508 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

For the 12-month period ended December 31, 2023, the U.S. equity market delivered positive returns. However, stocks encountered periods of volatility as investors awaited clarity on the direction of U.S. Federal Reserve (the “Fed”) policy, interest rates, and inflation. Economic growth appeared relatively resilient, as a strong job market helped support consumer spending. Yet there were signs of slowing in other areas of the economy, especially manufacturing and housing. The Fed continued to raise its policy rates through July 2023 before leaving them unchanged starting in September 2023. However, policymakers warned that interest rates may need to remain high for an extended period to contain inflation, especially as oil prices surged in the third quarter of 2023. These signals put upward pressure on long-term bond yields while adding to fears of a more pronounced economic slowdown. This led to a broad-based third-quarter market decline. Stocks continued to decline into October 2023 but rallied strongly in November and December of 2023, as investor expectations abruptly shifted from fears of additional interest rate hikes to hopes that moderating inflation might persuade the Fed to reduce rates in 2024. The 10-year Treasury yield fell below 4% by the end of December, after reaching nearly 5% in mid-October. Declining bond yields and falling crude oil prices provided a tailwind for investor sentiment and stock performance. As a result, stocks ended the year with very strong fourth-quarter returns.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Janus Mid-Cap Growth VP, Initial Class returned 17.04%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 25.87%.

STRATEGY REVIEW

Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) underperformed its benchmark for the fiscal year ended December 31, 2023.

Investments in the financials and information technology sectors detracted from relative performance, due primarily to stock selection. The relative performance benefited from the Portfolio’s underweight exposure to the energy and consumer staples sectors.

Among individual holdings, ICU Medical, Inc. was a relative detractor. ICU Medical, Inc. supplies IV delivery solutions such as IV pumps, consumable bags, and IV solutions. It has taken longer than expected to work through some of the operational challenges of its large acquisition of Smiths Medical. Later in the year, it also faced uncertainty over the impact of new GLP-1 weight-loss drugs on treatments for medical conditions typically associated with obesity. Our view on the company’s long-term prospects has not changed, however. We continue to like ICU Medical, Inc. for its strong competitive positioning and consumables business, which has provided recurring revenues.

Amdocs Ltd., another detractor, provides software-enabled consulting solutions that help telecommunication companies manage billing and network operations. We have been long-term investors in the company because of its relatively steady earnings growth, healthy margins, strong management team, and reasonable valuation. The company faced some earnings headwinds due to macroeconomic uncertainty and restructuring expenses. While these developments weighed on the stock price, we continue to own the stock given the long-term potential we have seen for the business.

National Instruments Corp. was a top positive contributor. National Instruments provides software-supported, productivity-enhancing systems used in engineering and scientific discovery. The stock jumped higher after global engineering company Emerson went public with a premium all-cash offer to acquire National Instruments Corp., leading the two companies to begin merger talks. We saw Emerson’s interest in National Instruments Corp. as confirmation of our investment thesis and of the company’s leading position in an attractive market. We sold our holdings ahead of the closing of the merger between the two companies.

Relative performance was also lifted by our position in ON Semiconductor Corp. This analog and power semiconductor producer was a strong performer through much of the year, supported by its market foothold in fast-growing end markets such as electric vehicles (“EV”). In addition to strong top-line growth, the company widened its profit margins by pursuing operational efficiencies. Investors were also excited about its production of silicon carbide chips, which have been gaining traction in the EV market due to their ability to extend battery life. ON Semiconductor Corp.’s stock gave back some ground in the fourth quarter, as some softness in the EV market led a major customer to cut back its orders of silicon carbide chips. However, the stock was still a strong performer for the 12-month period ended December 31, 2023. Despite near-term uncertainty for the EV market, we remain excited about the company’s opportunities in silicon carbide chips. ON Semiconductor Corp. is one of a handful of trusted suppliers of silicon carbide, leveraging a technological advantage that is difficult for other companies to replicate.

Brian Demain, CFA

Cody Wheaton, CFA

Co-Portfolio Managers

Janus Henderson Investors US LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	17.04%	13.26%	8.25%	03/01/1993
Russell Midcap® Growth Index (A)	25.87%	13.81%	10.57%
Service Class	16.80%	12.97%	7.98%	05/01/2003

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,039.50	$4.37	$1,020.90	$4.33	0.85%
Service Class	1,000.00	1,038.40	5.65	1,019.70	5.60	1.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.2%
Repurchase Agreement	1.9
Other Investment Company	1.3
Warrant	0.0 *
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 98.2%
Aerospace & Defense - 1.6%
L3 Harris Technologies, Inc.	76,895	$ 16,195,625

Biotechnology - 3.2%
Argenx SE, ADR (A)	18,930	7,201,540
Ascendis Pharma AS, ADR (A)	55,007	6,928,132
BioMarin Pharmaceutical, Inc. (A)	78,271	7,546,890
Sarepta Therapeutics, Inc. (A)	52,798	5,091,311
Vaxcyte, Inc. (A)	86,009	5,401,365

		32,169,238

Capital Markets - 3.1%
Cboe Global Markets, Inc.	40,643	7,257,214
Charles Schwab Corp.	134,371	9,244,725
LPL Financial Holdings, Inc.	66,364	15,105,774

		31,607,713

Chemicals - 1.0%
Corteva, Inc.	205,448	9,845,068

Commercial Services & Supplies - 4.4%
Cimpress PLC (A)	95,956	7,681,278
Clean Harbors, Inc. (A)	42,802	7,469,377
RB Global, Inc.	125,430	8,390,013
Rentokil Initial PLC	466,874	2,623,205
Rentokil Initial PLC, ADR	321,147	9,188,015
Veralto Corp.	112,730	9,273,170
Vestis Corp.	24,656	521,228

		45,146,286

Consumer Staples Distribution & Retail - 0.8%
Dollar Tree, Inc. (A)	54,124	7,688,314

Diversified Consumer Services - 0.2%
Frontdoor, Inc. (A)	65,003	2,289,406

Electric Utilities - 1.6%
Alliant Energy Corp.	325,725	16,709,692

Electrical Equipment - 2.2%
Regal Rexnord Corp.	32,985	4,882,440
Sensata Technologies Holding PLC	472,884	17,766,252

		22,648,692

Electronic Equipment, Instruments & Components - 5.6%
Flex Ltd. (A)	820,887	25,004,218
TE Connectivity Ltd.	71,339	10,023,129
Teledyne Technologies, Inc. (A)	48,851	21,801,713

		56,829,060

Entertainment - 1.9%
Liberty Media Corp. - Liberty Formula One, Class A (A)	27,407	1,589,058
Liberty Media Corp. - Liberty Formula One, Class C (A)	280,292	17,694,834

		19,283,892

Financial Services - 4.4%
Fidelity National Information Services, Inc.	130,716	7,852,110
Global Payments, Inc.	66,915	8,498,205
WEX, Inc. (A)	147,999	28,793,206

		45,143,521

Ground Transportation - 3.5%
JB Hunt Transport Services, Inc.	114,214	22,813,104
TFI International, Inc. (B)	93,653	12,734,935

		35,548,039

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 9.0%
Boston Scientific Corp. (A)	546,870	$ 31,614,555
Cooper Cos., Inc.	24,857	9,406,883
DENTSPLY SIRONA, Inc.	237,013	8,435,293
ICU Medical, Inc. (A)	68,559	6,838,075
STERIS PLC	41,805	9,190,829
Teleflex, Inc.	105,319	26,260,239

		91,745,874

Hotels, Restaurants & Leisure - 1.9%
Aramark	411,317	11,558,008
Entain PLC	614,165	7,783,050

		19,341,058

Insurance - 5.4%
Intact Financial Corp.	176,520	27,157,743
Ryan Specialty Holdings, Inc. (A)	121,100	5,209,722
W.R. Berkley Corp.	313,666	22,182,459

		54,549,924

Interactive Media & Services - 0.4%
Ziff Davis, Inc. (A)	67,535	4,537,677

IT Services - 5.3%
Amdocs Ltd.	255,756	22,478,395
GoDaddy, Inc., Class A (A)	293,834	31,193,417

		53,671,812

Life Sciences Tools & Services - 4.9%
Avantor, Inc. (A)	572,150	13,062,185
Illumina, Inc. (A)	46,443	6,466,723
Revvity, Inc.	191,351	20,916,578
Waters Corp. (A)	29,336	9,658,291

		50,103,777

Machinery - 4.7%
Fortive Corp.	162,322	11,951,769
Ingersoll Rand, Inc.	228,150	17,645,121
Westinghouse Air Brake Technologies Corp.	140,998	17,892,646

		47,489,536

Multi-Utilities - 1.4%
Ameren Corp.	191,403	13,846,093

Passenger Airlines - 1.4%
Ryanair Holdings PLC, ADR (A)	107,226	14,299,659

Pharmaceuticals - 0.8%
Catalent, Inc. (A)	185,109	8,316,947

Professional Services - 6.4%
Broadridge Financial Solutions, Inc., ADR	92,337	18,998,338
Ceridian HCM Holding, Inc. (A)	188,542	12,654,939
SS&C Technologies Holdings, Inc.	430,254	26,292,822
TransUnion	105,813	7,270,411

		65,216,510

Semiconductors & Semiconductor Equipment - 8.8%
KLA Corp.	17,059	9,916,397
Lam Research Corp.	12,984	10,169,848
Microchip Technology, Inc.	222,141	20,032,675
NXP Semiconductors NV	98,012	22,511,396
ON Semiconductor Corp. (A)	315,982	26,393,977

		89,024,293

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Software - 7.5%
Atlassian Corp., Class A (A)	23,240	$ 5,527,866
Constellation Software, Inc.	18,367	45,538,322
Dynatrace, Inc. (A)	121,019	6,618,529
Nice Ltd., ADR (A) (B)	75,447	15,052,431
Topicus.com, Inc. (A)	47,754	3,216,156

		75,953,304

Specialized REITs - 1.5%
Lamar Advertising Co., Class A	144,137	15,318,880

Specialty Retail - 2.2%
Burlington Stores, Inc. (A)	37,754	7,342,398
CarMax, Inc. (A)	185,682	14,249,237
Wayfair, Inc., Class A (A)	13,022	803,457

		22,395,092

Textiles, Apparel & Luxury Goods - 1.1%
Gildan Activewear, Inc.	335,992	11,107,896

Trading Companies & Distributors - 2.0%
Ferguson PLC	105,177	20,306,524

Total Common Stocks (Cost $841,862,188)		998,329,402

WARRANT - 0.0% (C)
Software - 0.0% (C)
Constellation Software, Inc., (A) (D) (E) (F) Exercise Price CAD 0, Expiration Date 03/31/2040	18,616	1

Total Warrant (Cost $0)		1

	Shares	Value
OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (G)	13,296,190	$ 13,296,190

Total Other Investment Company (Cost $13,296,190)		13,296,190

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 2.50% (G), dated 12/29/2023, to be repurchased at $19,333,221 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $19,714,496.	$ 19,327,852	19,327,852

Total Repurchase Agreement (Cost $19,327,852)		19,327,852

Total Investments (Cost $874,486,230)		1,030,953,445
Net Other Assets (Liabilities) - (1.4)%		(13,867,570)

Net Assets - 100.0%		$ 1,017,085,875

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (I)	Value
ASSETS
Investments
Common Stocks	$987,923,147	$10,406,255	$—	$998,329,402
Warrant	—	—	1	1
Other Investment Company	13,296,190	—	—	13,296,190
Repurchase Agreement	—	19,327,852	—	19,327,852

Total Investments	$1,001,219,337	$29,734,107	$1	$1,030,953,445

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $17,990,394, collateralized by cash collateral of $13,296,190 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $5,065,429. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted security. At December 31, 2023, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Warrant	Constellation Software, Inc., Exercise Price CAD 0, Expiration Date 03/31/2040	08/04/2016 - 12/30/2022	$0	$1	0.0	% (C)

(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2023, the value of the security is $1, representing less than 0.1% of the Portfolio’s net assets.
(F)	Security is Level 3 of the fair value hierarchy.
(G)	Rates disclosed reflect the yields at December 31, 2023.
(H)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Level 3 securities were not considered significant to the Portfolio.

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $855,158,378) (including securities loaned of $17,990,394)	$1,011,625,593
Repurchase agreement, at value (cost $19,327,852)	19,327,852
Foreign currency, at value (cost $124,707)	124,105
Receivables and other assets:
Investments sold	288
Net income from securities lending	2,703
Shares of beneficial interest sold	35,575
Dividends	487,564
Interest	4,027
Total assets	1,031,607,707

Liabilities:
Cash collateral received upon return of:
Securities on loan	13,296,190
Payables and other liabilities:
Shares of beneficial interest redeemed	325,822
Investment management fees	661,400
Distribution and service fees	44,001
Transfer agent costs	1,107
Trustee and CCO fees	254
Audit and tax fees	20,793
Custody fees	20,964
Legal fees	10,330
Printing and shareholder reports fees	131,309
Other accrued expenses	9,662
Total liabilities	14,521,832
Net assets	$1,017,085,875

Net assets consist of:
Capital stock ($0.01 par value)	$340,083
Additional paid-in capital	805,420,560
Total distributable earnings (accumulated losses)	211,325,232
Net assets	$1,017,085,875

Net assets by class:
Initial Class	$803,924,832
Service Class	213,161,043
Shares outstanding:
Initial Class	26,331,180
Service Class	7,677,145
Net asset value and offering price per share:
Initial Class	$30.53
Service Class	27.77

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$8,815,752
Interest income	622,610
Non-cash dividend income	589,784
Net income from securities lending	49,016
Withholding taxes on foreign income	(325,365)
Total investment income	9,751,797

Expenses:
Investment management fees	7,607,918
Distribution and service fees:
Service Class	507,253
Transfer agent costs	11,433
Trustee and CCO fees	45,472
Audit and tax fees	31,893
Custody fees	81,848
Legal fees	83,458
Printing and shareholder reports fees	413,186
Other	59,903
Total expenses	8,842,364

Net investment income (loss)	909,433

Net realized gain (loss) on:
Investments	54,986,047
Foreign currency transactions	(75)
Net realized gain (loss)	54,985,972

Net change in unrealized appreciation (depreciation) on:
Investments	95,139,181
Translation of assets and liabilities denominated in foreign currencies	298
Net change in unrealized appreciation (depreciation)	95,139,479
Net realized and change in unrealized gain (loss)	150,125,451
Net increase (decrease) in net assets resulting from operations	$151,034,884

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$909,433	$(526,864)
Net realized gain (loss)	54,985,972	170,530,309
Net change in unrealized appreciation (depreciation)	95,139,479	(383,781,414)
Net increase (decrease) in net assets resulting from operations	151,034,884	(213,777,969)

Dividends and/or distributions to shareholders:
Initial Class	(133,285,810)	(115,377,850)
Service Class	(37,893,515)	(34,478,702)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(171,179,325)	(149,856,552)

Capital share transactions:
Proceeds from shares sold:
Initial Class	46,620,393	4,749,482
Service Class	10,067,230	5,916,572
	56,687,623	10,666,054
Dividends and/or distributions reinvested:
Initial Class	133,285,810	115,377,850
Service Class	37,893,515	34,478,702
	171,179,325	149,856,552
Cost of shares redeemed:
Initial Class	(77,814,501)	(280,527,139)
Service Class	(24,962,824)	(36,051,106)
	(102,777,325)	(316,578,245)
Net increase (decrease) in net assets resulting from capital share transactions	125,089,623	(156,055,639)
Net increase (decrease) in net assets	104,945,182	(519,690,160)

Net assets:
Beginning of year	912,140,693	1,431,830,853
End of year	$1,017,085,875	$912,140,693

Capital share transactions - shares:
Shares issued:
Initial Class	1,356,878	126,470
Service Class	344,014	173,331
	1,700,892	299,801
Shares reinvested:
Initial Class	4,580,268	3,519,764
Service Class	1,431,024	1,133,422
	6,011,292	4,653,186
Shares redeemed:
Initial Class	(2,365,869)	(6,944,652)
Service Class	(835,710)	(1,055,039)
	(3,201,579)	(7,999,691)
Net increase (decrease) in shares outstanding:
Initial Class	3,571,277	(3,298,418)
Service Class	939,328	251,714
	4,510,605	(3,046,704)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$31.45	$44.53		$43.28	$39.58	$30.58

Investment operations:
Net investment income (loss) (A)	0.05	(0.00	)(B)	(0.01)	0.02	0.03
Net realized and unrealized gain (loss)	5.02	(7.20)		7.25	6.95	11.04
Total investment operations	5.07	(7.20)		7.24	6.97	11.07

Dividends and/or distributions to shareholders:
Net investment income	—	—		(0.13)	(0.09)	(0.03)
Net realized gains	(5.99)	(5.88)		(5.86)	(3.18)	(2.04)
Total dividends and/or distributions to shareholders	(5.99)	(5.88)		(5.99)	(3.27)	(2.07)

Net asset value, end of year	$30.53	$31.45		$44.53	$43.28	$39.58

Total return	17.04%	(16.72)%		17.30%	19.20%	36.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$803,925	$715,712		$1,160,263	$870,326	$983,244
Expenses to average net assets	0.86%	0.81%		0.82%	0.83%	0.83%
Net investment income (loss) to average net assets	0.15%	(0.00	)%(C)	(0.03)%	0.06%	0.09%
Portfolio turnover rate	14%	17%		25%	15%	10%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$29.15	$41.87	$41.04	$37.71	$29.27

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.08)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	4.64	(6.76)	6.80	6.59	10.54
Total investment operations	4.61	(6.84)	6.73	6.52	10.48

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.04)	(0.01)	—
Net realized gains	(5.99)	(5.88)	(5.86)	(3.18)	(2.04)
Total dividends and/or distributions to shareholders	(5.99)	(5.88)	(5.90)	(3.19)	(2.04)

Net asset value, end of year	$27.77	$29.15	$41.87	$41.04	$37.71

Total return	16.80%	(16.93)%	16.99%	18.93%	36.33%

Ratio and supplemental data:
Net assets end of year (000’s)	$213,161	$196,429	$271,568	$247,889	$196,136
Expenses to average net assets	1.11%	1.06%	1.07%	1.08%	1.08%
Net investment income (loss) to average net assets	(0.10)%	(0.24)%	(0.16)%	(0.20)%	(0.16)%
Portfolio turnover rate	14%	17%	25%	15%	10%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $1,656.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$13,296,190	$—	$—	$—	$13,296,190
Total Borrowings	$13,296,190	$—	$—	$—	$13,296,190

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

Medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.805%
Over $500 million up to $1 billion	0.770
Over $1 billion	0.750

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.88%	May 1, 2024
Service Class	1.13	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 135,746,888	$ —	$ 154,523,443	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 875,120,411	$ 222,890,079	$ (67,057,045)	$ 155,833,034

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 171,179,325	$ —	$ 1,048,193	$ 148,808,359	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,464,947	$ 54,027,565	$ —	$ —	$ —	$ 155,832,720

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Mid-Cap Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Janus Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $171,179,325 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

MARKET ENVIRONMENT

Despite challenges in 2023, including regional bank stresses, U.S. debt ceiling and government shutdown worries, and geopolitical turmoil, markets finished the fiscal year ended December 31, 2023 strong. The economy’s ability to avoid a widely forecasted recession powered both stock and bond markets higher. The year was marked by a stronger than expected economy, meaningful disinflation, and a slowing of – and potential end to – U.S. Federal Reserve rate hikes.

Global stocks rallied 22.20% in 2023 as measured by the MSCI All Cap World Index, but this masks meaningful regional and sector dispersion. A rebound in U.S. tech stocks in the fiscal year – after a slump in 2022 – propelled the S&P 500® Index to gains of 26.29% during the year. However, just as tech was recovering, parts of the transportation and logistics sectors reported sharp slowdowns in earnings. While the global economy avoided recession in 2023, a number of sectors and regions endured rolling slowdowns.

Global fixed income markets experienced a comeback in 2023. After a rough go for much of the year, the year-end decline in yields drove the Bloomberg US Aggregate Bond Index to a 5.53% total return in 2023. After exhibiting weakness in the second and third quarters as interest rates rose, U.S. fixed income rallied aggressively in the fourth quarter as rates came down dramatically and credit spreads tightened. Despite the intra-year volatility, the 10-year U.S. Treasury yield ended the fiscal year about where it started.

PERFORMANCE

For the year ended December 31, 2023, Transamerica JPMorgan Asset Allocation – Conservative VP, Initial Class returned 7.05%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the FT Wilshire 5000 Full Cap IndexSM, returned 5.53% and 26.25%, respectively.

STRATEGY REVIEW

Transamerica JPMorgan Asset Allocation – Conservative VP (the “Portfolio”) is a globally diversified fund of funds that seeks to achieve its investment objective by investing its assets primarily in a mix of underlying Transamerica funds. The strategy seeks to generate consistent capital appreciation over time with some protection against volatility through asset allocation, both strategic and tactical, as well as through employing a Risk Management Framework (“RMF”). The RMF aims to reduce the Portfolio’s equity exposure under certain market conditions. Portfolio allocations are not only adjusted based on the RMF but also on the sub-adviser’s tactical asset allocation views. These views seek to compliment the strategic asset allocation and aim to add additional returns within the Portfolio.

The RMF was the largest detractor during the fiscal year. Tactical asset allocation decisions, specifically the decision to lengthen Portfolio duration as interest rates increased, also detracted. The strategic asset allocation and underlying fund selection contributed to performance.

The Portfolio began 2023 with the RMF suggesting de-risking based on volatility and momentum signals. The defensive positioning led to a Portfolio allocation of approximately 18% in equities at the beginning of the year. This allocation was driven by expectations for an economic slowdown; however, the positioning detracted from performance as the U.S. economy and markets remained resilient throughout the fiscal year. By year end, the allocation to equities had increased to about 44%, spread across regions, with most of the added equity allocation going to U.S. large cap equities. The Portfolio was underweight equities for most of the year, and this detracted from performance overall as equity markets rallied.

Fixed income also increased as a percentage of the Portfolio, from approximately 29% at the beginning of the year, to about 56% by year-end. The Portfolio was tactically short developed market government bonds, primarily German and Japanese government bonds, in the first half of the year, before exiting the positions as the year progressed.

Underlying fund performance was a contributor to returns over the fiscal year. The best performing underlying funds compared to their own benchmarks were Transamerica Mid Cap Growth, Transamerica Morgan Stanley Capital Growth VP, and Transamerica International Small Cap Value. The weakest relative performing underlying funds were Transamerica Janus Mid-Cap Growth VP, Transamerica Small Cap Value, and Transamerica International Focus.

Matthew Cummings, CFA

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	7.05%	4.03%	3.30%	05/01/2002
Bloomberg US Aggregate Bond Index (A)	5.53%	1.10%	1.81%
FT Wilshire 5000 Full Cap IndexSM (B) (C)	26.25%	14.84%	11.21%
Service Class	6.83%	3.76%	3.04%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) As of May 31, 2023, the Wilshire 5000 Total Market IndexSM was rebranded to the FT Wilshire 5000 Full Cap IndexSM.

(C) The FT Wilshire 5000 Full Cap IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,039.00	$0.87	$1,024.30	$0.87	0.17%
Service Class	1,000.00	1,036.30	2.16	1,023.10	2.14	0.42

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	44.6%
U.S. Equity Funds	22.7
International Mixed Allocation Fund	22.0
International Equity Funds	6.2
International Alternative Fund	3.0
U.S. Government Obligations	1.0
Repurchase Agreement	0.6
Net Other Assets (Liabilities) ^	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
INVESTMENT COMPANIES - 98.5%
International Alternative Fund - 3.0%
Transamerica Unconstrained Bond (A)	2,914,395	$25,792,394

International Equity Funds - 6.2%
Transamerica BlackRock Real Estate Securities VP (A)	233,093	2,265,667
Transamerica Emerging Markets Opportunities (A)	1,431,895	10,624,663
Transamerica International Equity (A)	543,472	10,972,697
Transamerica International Focus (A)	1,992,000	15,696,962
Transamerica International Small Cap Value (A)	949,787	13,429,994

		52,989,983

International Mixed Allocation Fund - 22.0%
Transamerica Aegon Bond VP (A)	19,428,388	188,066,796

U.S. Equity Funds - 22.7%
Transamerica Janus Mid-Cap Growth VP (A)	403,252	12,311,291
Transamerica JPMorgan Enhanced Index VP (A)	1,134,759	27,132,089
Transamerica JPMorgan Mid Cap Value VP (A)	152,083	2,202,168
Transamerica Large Cap Value (A)	4,547,967	57,850,139
Transamerica Mid Cap Growth (A) (B)	1,811,436	16,447,839
Transamerica Mid Cap Value Opportunities (A)	439,335	4,788,747
Transamerica Small Cap Value (A)	54,629	307,016
Transamerica T. Rowe Price Small Cap VP (A)	19,070	217,212
Transamerica WMC US Growth VP (A)	2,015,295	72,248,316

		193,504,817

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 44.6%
Transamerica Core Bond (A)	30,898,724	$ 269,436,871
Transamerica Floating Rate (A)	909,120	8,236,632
Transamerica High Yield Bond (A)	8,294,706	67,270,065
Transamerica Long Credit (A)	3,546,284	35,498,303

		380,441,871

Total Investment Companies (Cost $863,997,696)		840,795,861

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury - 1.0%
U.S. Treasury Notes
0.88%, 01/31/2024 (C)	$6,371,400	6,348,827
4.13%, 01/31/2025 (C)	1,890,000	1,878,335

Total U.S. Government Obligations (Cost $8,224,708)		8,227,162

REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 2.50% (D), dated 12/29/2023, to be repurchased at $5,384,522 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $5,490,761.	5,383,026	5,383,026

Total Repurchase Agreement (Cost $5,383,026)		5,383,026

Total Investments (Cost $877,605,430)		854,406,049
Net Other Assets (Liabilities) - (0.1)%		(586,504)

Net Assets - 100.0%		$853,819,545

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	485	03/28/2024	$52,667,422	$52,755,117	$87,695	$—
10-Year U.S. Treasury Notes	168	03/19/2024	18,591,233	18,965,625	374,392	—
CAD Currency	83	03/19/2024	6,126,709	6,276,875	150,166	—
DJ U.S. Real Estate Index	484	03/15/2024	16,469,697	17,254,600	784,903	—
E-Mini Russell 2000® Index	216	03/15/2024	20,719,137	22,115,160	1,396,023	—
FTSE 100 Index	33	03/15/2024	3,187,821	3,262,652	74,831	—
JPY Currency	154	03/18/2024	13,444,240	13,813,800	369,560	—
MSCI EAFE Index	148	03/15/2024	15,988,449	16,667,760	679,311	—
MSCI Emerging Markets Index	259	03/15/2024	12,713,875	13,386,415	672,540	—
S&P 500® E-Mini Index	153	03/15/2024	35,626,363	36,873,000	1,246,637	—
S&P/TSX 60 Index	36	03/14/2024	6,669,574	6,903,045	233,471	—
TOPIX Index	90	03/07/2024	14,930,225	15,102,128	171,903	—

Total Futures Contracts					$6,241,432	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$840,795,861	$—	$—	$840,795,861
U.S. Government Obligations	—	8,227,162	—	8,227,162
Repurchase Agreement	—	5,383,026	—	5,383,026

Total Investments	$840,795,861	$13,610,188	$—	$854,406,049

Other Financial Instruments
Futures Contracts (F)	$6,241,432	$—	$—	$6,241,432

Total Other Financial Instruments	$6,241,432	$—	$—	$6,241,432

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2023	Shares as of December 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$70,683,232	$138,937,312	$(29,587,926)	$(5,997,969)	$14,032,147	$188,066,796	19,428,388	$1,286,115	$—
Transamerica BlackRock Real Estate Securities VP	20,344,875	526,581	(18,441,625)	(7,516,004)	7,351,840	2,265,667	233,093	526,581	—
Transamerica Core Bond	279,758,660	11,297,932	(26,117,089)	(5,438,820)	9,936,188	269,436,871	30,898,724	11,297,932	—
Transamerica Emerging Markets Opportunities	48,513,073	291,692	(38,471,517)	(14,185,135)	14,476,550	10,624,663	1,431,895	291,692	—
Transamerica Floating Rate	4,706,329	3,428,723	—	—	101,580	8,236,632	909,120	441,923	—
Transamerica High Yield Bond	9,162,603	55,515,964	—	—	2,591,498	67,270,065	8,294,706	1,936,906	—
Transamerica International Equity	37,150,924	345,621	(30,348,551)	3,534,992	289,711	10,972,697	543,472	345,620	—
Transamerica International Focus	35,382,294	1,232,193	(22,320,740)	1,707,525	(304,310)	15,696,962	1,992,000	519,465	712,728
Transamerica International Small Cap Value	15,760,436	400,762	(4,822,254)	837,826	1,253,224	13,429,994	949,787	400,762	—
Transamerica Janus Mid-Cap Growth VP	3,708,461	9,587,355	—	—	(984,525)	12,311,291	403,252	—	2,002,012
Transamerica JPMorgan Enhanced Index VP	21,253,130	1,339,366	—	—	4,539,593	27,132,089	1,134,759	198,340	1,141,025
Transamerica JPMorgan Mid Cap Value VP	12,966,883	217,849	(11,595,335)	(1,759,549)	2,372,320	2,202,168	152,083	34,609	183,240
Transamerica Large Cap Value	84,656,117	19,110,400	(48,018,011)	4,334,401	(2,232,768)	57,850,139	4,547,967	720,976	3,948,235
Transamerica Long Credit	—	33,139,723	—	—	2,358,580	35,498,303	3,546,284	173,898	—
Transamerica Mid Cap Growth	9,712,416	3,046,327	—	—	3,689,096	16,447,839	1,811,436	—	—
Transamerica Mid Cap Value Opportunities	6,204,828	228,441	(1,970,240)	99,143	226,575	4,788,747	439,335	48,707	179,734
Transamerica Small Cap Value	21,640,765	8,914	(20,453,239)	(11,778,559)	10,889,135	307,016	54,629	8,914	—
Transamerica T. Rowe Price Small Cap VP	179,222	7,920	—	—	30,070	217,212	19,070	—	7,920
Transamerica Unconstrained Bond	60,596,274	51,356,671	(85,037,983)	(4,852,950)	3,730,382	25,792,394	2,914,395	3,302,848	—
Transamerica WMC US Growth VP	59,885,156	20,145,421	(30,003,026)	(7,502,969)	29,723,734	72,248,316	2,015,295	31,961	2,250,871

Total	$802,265,678	$350,165,167	$(367,187,536)	$(48,518,068)	$104,070,620	$840,795,861	81,719,690	$21,567,249	$10,425,765

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Non-income producing security.
(C)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $8,197,347.
(D)	Rate disclosed reflects the yield at December 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

DJ	Dow Jones
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Affiliated investments, at value (cost $863,997,696)	$840,795,861
Unaffiliated investments, at value (cost $8,224,708)	8,227,162
Repurchase agreement, at value (cost $5,383,026)	5,383,026
Receivables and other assets:
Dividends from affiliated investments	1,494,664
Interest	57,077
Variation margin receivable on futures contracts	169,944
Total assets	856,127,734

Liabilities:
Payables and other liabilities:
Investments purchased	1,494,664
Shares of beneficial interest redeemed	497,812
Investment management fees	87,708
Distribution and service fees	144,352
Transfer agent costs	984
Trustee and CCO fees	226
Audit and tax fees	17,386
Custody fees	6,778
Legal fees	9,588
Printing and shareholder reports fees	39,505
Other accrued expenses	9,186
Total liabilities	2,308,189
Net assets	$853,819,545

Net assets consist of:
Capital stock ($0.01 par value)	$1,002,559
Additional paid-in capital	958,839,153
Total distributable earnings (accumulated losses)	(106,022,167)
Net assets	$853,819,545

Net assets by class:
Initial Class	$164,970,140
Service Class	688,849,405
Shares outstanding:
Initial Class	19,140,840
Service Class	81,115,056
Net asset value and offering price per share:
Initial Class	$8.62
Service Class	8.49

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from affiliated investments	$21,567,249
Interest income from unaffiliated investments	1,006,030
Total investment income	22,573,279

Expenses:
Investment management fees	1,077,438
Distribution and service fees:
Service Class	1,782,871
Transfer agent costs	10,349
Trustee and CCO fees	37,477
Audit and tax fees	32,065
Custody fees	35,700
Legal fees	76,265
Printing and shareholder reports fees	96,535
Other	49,411
Total expenses	3,198,111

Net investment income (loss)	19,375,168

Net realized gain (loss) on:
Affiliated investments	(48,518,068)
Unaffiliated investments	(44,366)
Capital gain distributions received from affiliated investments	10,425,765
Futures contracts	(23,860,625)
Net realized gain (loss)	(61,997,294)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	104,070,620
Unaffiliated investments	57,550
Futures contracts	(5,059,813)
Translation of assets and liabilities denominated in foreign currencies	35,465
Net change in unrealized appreciation (depreciation)	99,103,822
Net realized and change in unrealized gain (loss)	37,106,528
Net increase (decrease) in net assets resulting from operations	$56,481,696

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$19,375,168	$19,415,966
Net realized gain (loss)	(61,997,294)	(49,052,324)
Net change in unrealized appreciation (depreciation)	99,103,822	(160,684,961)
Net increase (decrease) in net assets resulting from operations	56,481,696	(190,321,319)

Dividends and/or distributions to shareholders:
Initial Class	(3,796,460)	(27,909,997)
Service Class	(14,048,881)	(125,113,949)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,845,341)	(153,023,946)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,776,146	15,317,059
Service Class	7,397,039	12,617,561
	18,173,185	27,934,620
Dividends and/or distributions reinvested:
Initial Class	3,796,460	27,909,997
Service Class	14,048,881	125,113,949
	17,845,341	153,023,946
Cost of shares redeemed:
Initial Class	(26,700,322)	(39,117,291)
Service Class	(121,888,463)	(137,444,461)
	(148,588,785)	(176,561,752)
Net increase (decrease) in net assets resulting from capital share transactions	(112,570,259)	4,396,814
Net increase (decrease) in net assets	(73,933,904)	(338,948,451)

Net assets:
Beginning of year	927,753,449	1,266,701,900
End of year	$853,819,545	$927,753,449

Capital share transactions - shares:
Shares issued:
Initial Class	1,288,927	1,550,965
Service Class	891,637	1,229,597
	2,180,564	2,780,562
Shares reinvested:
Initial Class	462,419	3,322,619
Service Class	1,734,430	15,110,380
	2,196,849	18,432,999
Shares redeemed:
Initial Class	(3,229,698)	(4,038,515)
Service Class	(14,923,969)	(14,527,823)
	(18,153,667)	(18,566,338)
Net increase (decrease) in shares outstanding:
Initial Class	(1,478,352)	835,069
Service Class	(12,297,902)	1,812,154
	(13,776,254)	2,647,223

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.24	$11.50	$11.30	$10.66	$9.97

Investment operations:
Net investment income (loss) (A)	0.20	0.20	0.50	0.27	0.25
Net realized and unrealized gain (loss)	0.37	(1.93)	0.16	0.91	1.12
Total investment operations	0.57	(1.73)	0.66	1.18	1.37

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.58)	(0.28)	(0.27)	(0.28)
Net realized gains	—	(0.95)	(0.18)	(0.27)	(0.40)
Total dividends and/or distributions to shareholders	(0.19)	(1.53)	(0.46)	(0.54)	(0.68)

Net asset value, end of year	$8.62	$8.24	$11.50	$11.30	$10.66

Total return	7.05%	(15.35)%	5.90%	11.47%	13.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$164,970	$169,834	$227,524	$252,776	$239,261
Expenses to average net assets (B)	0.16%	0.15%	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets	2.42%	2.06%	4.36%	2.52%	2.39%
Portfolio turnover rate	40%	24%	25%	30%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.11	$11.34	$11.15	$10.52	$9.85

Investment operations:
Net investment income (loss) (A)	0.18	0.17	0.47	0.23	0.22
Net realized and unrealized gain (loss)	0.37	(1.91)	0.16	0.91	1.10
Total investment operations	0.55	(1.74)	0.63	1.14	1.32

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.54)	(0.26)	(0.24)	(0.25)
Net realized gains	—	(0.95)	(0.18)	(0.27)	(0.40)
Total dividends and/or distributions to shareholders	(0.17)	(1.49)	(0.44)	(0.51)	(0.65)

Net asset value, end of year	$8.49	$8.11	$11.34	$11.15	$10.52

Total return	6.83%	(15.61)%	5.63%	11.25%	13.55%

Ratio and supplemental data:
Net assets end of year (000’s)	$688,850	$757,919	$1,039,178	$1,106,102	$1,119,128
Expenses to average net assets (B)	0.41%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets	2.15%	1.80%	4.14%	2.25%	2.13%
Portfolio turnover rate	40%	24%	25%	30%	9%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$462,087	$519,726	$5,259,619	$—	$—	$6,241,432
Total	$462,087	$519,726	$5,259,619	$—	$—	$6,241,432

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)

Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(23,136,801)	$(3,786,924)	$3,063,100	$—	$—	$(23,860,625)
Total	$(23,136,801)	$(3,786,924)	$3,063,100	$—	$—	$(23,860,625)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,171,591)	$512,416	$(4,400,638)	$—	$—	$(5,059,813)
Total	$(1,171,591)	$512,416	$(4,400,638)	$—	$—	$(5,059,813)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – long	$252,909,630
Average notional value of contracts – short	(183,988,110)

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the Portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2023
Initial Class	0.20%	May 1, 2024
Service Class	0.45	May 1, 2024
Prior to May 1, 2023
Initial Class	0.25
Service Class	0.50

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 317,844,629	$ 21,976,269	$ 366,860,013	$ 28,190,548

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 879,362,165	$ 10,479,183	$ (35,030,309)	$ (24,551,126)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 14,258,182	$ 81,956,955

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 17,845,341	$ —	$ —	$ 74,552,368	$ 78,471,578	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,738,744	$ —	$ (96,215,137)	$ —	$ (3,652)	$ (24,542,122)

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Conservative VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,401,209	$ 144,658

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

Despite challenges in 2023, including regional bank stresses, U.S. debt ceiling and government shutdown worries, and geopolitical turmoil, markets finished the fiscal year ended December 31, 2023 strong. The economy’s ability to avoid a widely forecasted recession powered both stock and bond markets higher. The year was marked by a stronger than expected economy, meaningful disinflation, and a slowing of – and potential end to – U.S. Federal Reserve rate hikes.

Global stocks rallied 22.20% in 2023 as measured by the MSCI All Cap World Index, but this masks meaningful regional and sector dispersion. A rebound in U.S. tech stocks in the fiscal year – after a slump in 2022 – propelled the S&P 500® Index to gains of 26.29% during the year. However, just as tech was recovering, parts of the transportation and logistics sectors reported sharp slowdowns in earnings. While the global economy avoided recession in 2023, a number of sectors and regions endured rolling slowdowns.

Global fixed income markets experienced a comeback in 2023. After a rough go for much of the year, the year-end decline in yields drove the Bloomberg US Aggregate Bond Index to a 5.53% total return in 2023. After exhibiting weakness in the second and third quarters as interest rates rose, U.S. fixed income rallied aggressively in the fourth quarter as rates came down dramatically and credit spreads tightened. Despite the intra-year volatility, the 10-year U.S. Treasury yield ended the fiscal year about where it started.

PERFORMANCE

For the year ended December 31, 2023, Transamerica JPMorgan Asset Allocation – Growth VP, Initial Class returned 20.34%. By comparison, its benchmark, the FT Wilshire 5000 Full Cap IndexSM, returned 26.25%.

STRATEGY REVIEW

Transamerica JPMorgan Asset Allocation – Growth VP (the “Portfolio”) is a globally diversified, fund of funds that seeks to achieve its investment objective by investing its assets primarily in a mix of underlying Transamerica funds. Portfolio allocations are adjusted based on JPMorgan’s tactical asset allocation views. These views seek to compliment the strategic asset allocation and aim to add additional returns within the Portfolio.

The strategic asset allocation was the largest detractor from performance in the fiscal year, followed by underlying fund selection. Tactical asset allocation was a slight contributor to the Portfolio’s performance.

The Portfolio came into 2023 with 91% allocated to equities (offset by futures). This increased during the fiscal year, ending 2023 with an overweight exposure to equities (through the use of futures). The allocation was spread across regions with most of the additions to equities going into U.S. large cap equities. The Portfolio was underweight equities for much of the year, and this detracted from performance overall as equity markets rallied. The Portfolio was primarily unallocated to fixed income during the fiscal year; however the portfolio managers began to add allocations in May, and finished 2023 with approximately 10% of the Portfolio allocated to fixed income.

The best performing underlying funds compared to their own benchmarks were Transamerica Mid Cap Growth, Transamerica Morgan Stanley Capital Growth VP, and Transamerica International Small Cap Value. The weakest relative performing underlying funds were Transamerica Janus Mid-Cap Growth VP, Transamerica Small Cap Value, and Transamerica International Focus.

Matthew Cummings, CFA

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	20.34%	11.88%	7.66%	05/01/2002
FT Wilshire 5000 Full Cap IndexSM (A) (B)	26.25%	14.84%	11.21%
Service Class	20.00%	11.61%	7.40%	05/01/2003

(A) As of May 31, 2023, the Wilshire 5000 Total Market IndexSM was rebranded to the FT Wilshire 5000 Full Cap IndexSM.

(B) The FT Wilshire 5000 Full Cap IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,077.20	$0.84	$1,024.40	$0.82	0.16%
Service Class	1,000.00	1,075.70	2.15	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	71.0%
International Equity Funds	16.3
U.S. Fixed Income Funds	9.7
Repurchase Agreement	1.9
U.S. Government Obligations	1.2
Net Other Assets (Liabilities) ^	(0.1)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
INVESTMENT COMPANIES - 97.0%
International Equity Funds - 16.3%
Transamerica BlackRock Real Estate Securities VP (A)	258,238	$ 2,510,074
Transamerica Emerging Markets Opportunities (A)	3,607,947	26,770,965
Transamerica International Equity (A)	1,982,895	40,034,653
Transamerica International Focus (A)	7,264,844	57,246,967
Transamerica International Small Cap Value (A)	2,378,584	33,633,174

		160,195,833

U.S. Equity Funds - 71.0%
Transamerica Janus Mid-Cap Growth VP (A)	710,955	21,705,456
Transamerica JPMorgan Enhanced Index VP (A)	13,466,707	321,988,968
Transamerica JPMorgan Mid Cap Value VP (A)	814,591	11,795,284
Transamerica Large Cap Value (A)	9,426,583	119,906,141
Transamerica Mid Cap Growth (A) (B)	3,590,791	32,604,379
Transamerica Mid Cap Value Opportunities (A)	1,749,138	19,065,600
Transamerica Small Cap Value (A)	1,914,593	10,760,012
Transamerica T. Rowe Price Small Cap VP (A)	1,794,700	20,441,633
Transamerica WMC US Growth VP (A)	3,869,034	138,704,885

		696,972,358

U.S. Fixed Income Funds - 9.7%
Transamerica Aegon High Yield Bond VP (A)	9,972,200	68,209,849

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica Floating Rate (A)	3,010,178	$ 27,272,211

		95,482,060

Total Investment Companies (Cost $960,951,590)		952,650,251

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 1.2%
U.S. Treasury - 1.2%
U.S. Treasury Notes
0.88%, 01/31/2024 (C)	$ 9,709,600	9,675,200
4.13%, 01/31/2025 (C)	1,780,000	1,769,014

Total U.S. Government Obligations (Cost $11,442,310)		11,444,214

REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 2.50% (D), dated 12/29/2023, to be repurchased at $19,131,532 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $19,508,821.	19,126,220	19,126,220

Total Repurchase Agreement (Cost $19,126,220)		19,126,220

Total Investments (Cost $991,520,120)		983,220,685
Net Other Assets (Liabilities) - (0.1)%		(909,321)

Net Assets - 100.0%		$ 982,311,364

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
CAD Currency	270	03/19/2024	$19,930,258	$20,418,750	$488,492	$—
DJ U.S. Real Estate Index	685	03/15/2024	23,234,773	24,420,250	1,185,477	—
E-Mini Russell 2000® Index	403	03/15/2024	38,427,096	41,261,155	2,834,059	—
FTSE 100 Index	45	03/15/2024	4,347,029	4,449,071	102,042	—
JPY Currency	204	03/18/2024	17,908,005	18,298,800	390,795	—
MSCI EAFE Index	526	03/15/2024	56,742,904	59,238,120	2,495,216	—
MSCI Emerging Markets Index	1,059	03/15/2024	51,984,531	54,734,415	2,749,884	—
S&P/TSX 60 Index	117	03/14/2024	21,676,114	22,434,897	758,783	—
TOPIX Index	110	03/07/2024	18,248,052	18,458,156	210,104	—

Total					$11,214,852	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(5)	03/15/2024	$(1,160,152)	$(1,205,000)	$—	$(44,848)

Total Futures Contracts					$11,214,852	$(44,848)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$952,650,251	$—	$—	$952,650,251
U.S. Government Obligations	—	11,444,214	—	11,444,214
Repurchase Agreement	—	19,126,220	—	19,126,220

Total	$952,650,251	$30,570,434	$—	$983,220,685

Other Financial Instruments
Futures Contracts (F)	$11,214,852	$—	$—	$11,214,852

Total Other Financial Instruments	$11,214,852	$—	$—	$11,214,852

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(44,848)	$—	$—	$(44,848)

Total Other Financial Instruments	$(44,848)	$—	$—	$(44,848)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2023	Shares as of December 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon High Yield Bond VP	$—	$67,242,977	$—	$—	$966,872	$68,209,849	9,972,200	$2,942,977	$—
Transamerica BlackRock Real Estate Securities VP	22,688,201	559,100	(20,553,327)	(8,600,311)	8,416,411	2,510,074	258,238	559,100	—
Transamerica Emerging Markets Opportunities	78,925,297	734,975	(53,400,000)	(13,168,103)	13,678,796	26,770,965	3,607,947	734,975	—
Transamerica Floating Rate	—	27,047,996	—	—	224,215	27,272,211	3,010,178	249,196	—
Transamerica International Equity	89,553,540	1,261,021	(59,882,292)	7,836,046	1,266,338	40,034,653	1,982,895	1,261,021	—
Transamerica International Focus	88,590,678	4,493,819	(39,743,499)	4,779,262	(873,293)	57,246,967	7,264,844	1,894,493	2,599,327
Transamerica International Small Cap Value	34,920,279	1,003,640	(7,004,740)	1,192,786	3,521,209	33,633,174	2,378,584	1,003,641	—
Transamerica Janus Mid-Cap Growth VP	24,630,172	3,529,653	(6,778,033)	(1,302,670)	1,626,334	21,705,456	710,955	—	3,529,652
Transamerica JPMorgan Enhanced Index VP	178,766,163	103,878,119	(7,101,515)	577,457	45,868,744	321,988,968	13,466,707	2,198,735	12,648,983
Transamerica JPMorgan Mid Cap Value VP	22,942,065	1,166,844	(12,987,050)	(1,697,442)	2,370,867	11,795,284	814,591	185,373	981,471
Transamerica Large Cap Value	104,734,908	45,644,374	(34,530,349)	7,707,719	(3,650,511)	119,906,141	9,426,583	1,298,673	8,183,517
Transamerica Mid Cap Growth	20,508,156	4,639,012	—	—	7,457,211	32,604,379	3,590,791	—	—
Transamerica Mid Cap Value Opportunities	22,036,677	909,501	(5,033,356)	272,806	879,972	19,065,600	1,749,138	193,918	715,583
Transamerica Small Cap Value	39,091,844	14,725,186	(42,940,499)	(19,517,447)	19,400,928	10,760,012	1,914,593	312,415	—
Transamerica T. Rowe Price Small Cap VP	9,549,903	8,757,354	—	—	2,134,376	20,441,633	1,794,700	—	745,364
Transamerica Unconstrained Bond	—	93,145,524	(92,110,844)	(1,034,680)	—	—	—	1,515,506	—
Transamerica WMC US Growth VP	93,591,109	53,376,707	(45,124,196)	(1,680,524)	38,541,789	138,704,885	3,869,034	62,252	4,384,193

Total	$830,528,992	$432,115,802	$(427,189,700)	$(24,635,101)	$141,830,258	$952,650,251	65,811,978	$14,412,275	$33,788,090

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Non-income producing security.
(C)	All or a portion of these securities have been segregated as collateral to cover margin requirements for open futures contracts. The total value of such securities is $10,808,164.
(D)	Rate disclosed reflects the yield at December 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

DJ	Dow Jones
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Affiliated investments, at value (cost $960,951,590)	$952,650,251
Unaffiliated investments, at value (cost $11,442,310)	11,444,214
Repurchase agreement, at value (cost $19,126,220)	19,126,220
Receivables and other assets:
Investments sold	35,848
Shares of beneficial interest sold	82,655
Dividends from affiliated investments	183,768
Interest	70,265
Total assets	983,593,221

Liabilities:
Payables and other liabilities:
Investments purchased	219,449
Shares of beneficial interest redeemed	697,451
Investment management fees	99,796
Distribution and service fees	57,643
Transfer agent costs	1,080
Trustee and CCO fees	249
Audit and tax fees	17,593
Custody fees	6,232
Legal fees	9,787
Printing and shareholder reports fees	48,464
Other accrued expenses	9,697
Variation margin payable on futures contracts	114,416
Total liabilities	1,281,857
Net assets	$982,311,364

Net assets consist of:
Capital stock ($0.01 par value)	$952,248
Additional paid-in capital	963,627,024
Total distributable earnings (accumulated losses)	17,732,092
Net assets	$982,311,364

Net assets by class:
Initial Class	$704,377,404
Service Class	277,933,960
Shares outstanding:
Initial Class	67,960,943
Service Class	27,263,868
Net asset value and offering price per share:
Initial Class	$10.36
Service Class	10.19

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from affiliated investments	$14,412,275
Interest income from unaffiliated investments	1,089,742
Total investment income	15,502,017

Expenses:
Investment management fees	1,124,662
Distribution and service fees:
Service Class	652,217
Transfer agent costs	10,876
Trustee and CCO fees	42,070
Audit and tax fees	32,656
Custody fees	30,554
Legal fees	78,765
Printing and shareholder reports fees	149,589
Other	60,752
Total expenses before waiver and/or reimbursement and recapture	2,182,141
Expenses waived and/or reimbursed:
Initial Class	(1,691)
Service Class	(653)
Recapture of previously waived and/or reimbursed fees:
Initial Class	1,691
Service Class	653
Net expenses	2,182,141

Net investment income (loss)	13,319,876

Net realized gain (loss) on:
Affiliated investments	(24,635,101)
Unaffiliated investments	15,652
Capital gain distributions received from affiliated investments	33,788,090
Futures contracts	(2,379,493)
Net realized gain (loss)	6,789,148

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	141,830,258
Unaffiliated investments	55,907
Futures contracts	8,791,788
Translation of assets and liabilities denominated in foreign currencies	(99,231)
Net change in unrealized appreciation (depreciation)	150,578,722
Net realized and change in unrealized gain (loss)	157,367,870
Net increase (decrease) in net assets resulting from operations	$170,687,746

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$13,319,876	$15,207,202
Net realized gain (loss)	6,789,148	10,298,065
Net change in unrealized appreciation (depreciation)	150,578,722	(296,444,199)
Net increase (decrease) in net assets resulting from operations	170,687,746	(270,938,932)

Dividends and/or distributions to shareholders:
Initial Class	(20,562,006)	(179,502,473)
Service Class	(7,608,639)	(73,212,646)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(28,170,645)	(252,715,119)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,340,738	10,243,184
Service Class	10,898,218	12,077,134
	19,238,956	22,320,318
Dividends and/or distributions reinvested:
Initial Class	20,562,006	179,502,473
Service Class	7,608,639	73,212,646
	28,170,645	252,715,119
Cost of shares redeemed:
Initial Class	(51,424,779)	(56,530,677)
Service Class	(31,178,385)	(36,125,049)
	(82,603,164)	(92,655,726)
Net increase (decrease) in net assets resulting from capital share transactions	(35,193,563)	182,379,711
Net increase (decrease) in net assets	107,323,538	(341,274,340)

Net assets:
Beginning of year	874,987,826	1,216,262,166
End of year	$982,311,364	$874,987,826

Capital share transactions - shares:
Shares issued:
Initial Class	883,176	849,887
Service Class	1,160,121	1,088,817
	2,043,297	1,938,704
Shares reinvested:
Initial Class	2,128,572	19,405,673
Service Class	800,067	8,036,514
	2,928,639	27,442,187
Shares redeemed:
Initial Class	(5,403,905)	(4,851,592)
Service Class	(3,350,694)	(3,297,845)
	(8,754,599)	(8,149,437)
Net increase (decrease) in shares outstanding:
Initial Class	(2,392,157)	15,403,968
Service Class	(1,390,506)	5,827,486
	(3,782,663)	21,231,454

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.88		$15.70	$14.19	$12.54	$11.19

Investment operations:
Net investment income (loss) (A)	0.15		0.19	0.73	0.26	0.21
Net realized and unrealized gain (loss)	1.64		(3.59)	2.03	2.61	2.54
Total investment operations	1.79		(3.40)	2.76	2.87	2.75

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.79)	(0.27)	(0.21)	(0.22)
Net realized gains	(0.14)		(2.63)	(0.98)	(1.01)	(1.18)
Total dividends and/or distributions to shareholders	(0.31)		(3.42)	(1.25)	(1.22)	(1.40)

Net asset value, end of year	$10.36		$8.88	$15.70	$14.19	$12.54

Total return	20.34%		(22.57)%	19.64%	24.74%	26.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$704,377		$624,660	$862,525	$830,510	$721,535
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.17%		0.15%	0.15%	0.16%	0.15%
Including waiver and/or reimbursement and recapture	0.17	%(C)	0.15%	0.15%	0.16%	0.15%
Net investment income (loss) to average net assets	1.52%		1.64%	4.68%	2.17%	1.74%
Portfolio turnover rate	45%		13%	22%	49%	12%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.74		$15.50	$14.03	$12.42	$11.09

Investment operations:
Net investment income (loss) (A)	0.12		0.16	0.69	0.23	0.18
Net realized and unrealized gain (loss)	1.61		(3.55)	2.00	2.58	2.52
Total investment operations	1.73		(3.39)	2.69	2.81	2.70

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.74)	(0.24)	(0.19)	(0.19)
Net realized gains	(0.14)		(2.63)	(0.98)	(1.01)	(1.18)
Total dividends and/or distributions to shareholders	(0.28)		(3.37)	(1.22)	(1.20)	(1.37)

Net asset value, end of year	$10.19		$8.74	$15.50	$14.03	$12.42

Total return	20.00%		(22.74)%	19.35%	24.36%	25.86%

Ratio and supplemental data:
Net assets end of year (000’s)	$277,934		$250,328	$353,737	$330,772	$284,695
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.42%		0.40%	0.40%	0.41%	0.40%
Including waiver and/or reimbursement and recapture	0.42	%(C)	0.40%	0.40%	0.41%	0.40%
Net investment income (loss) to average net assets	1.27%		1.38%	4.49%	1.93%	1.50%
Portfolio turnover rate	45%		13%	22%	49%	12%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation—Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$879,287	$10,335,565	$—	$—	$11,214,852
Total	$—	$879,287	$10,335,565	$—	$—	$11,214,852

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(44,848)	$—	$—	$(44,848)
Total	$—	$—	$(44,848)	$—	$—	$(44,848)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,132,689)	$(3,971,097)	$2,724,293	$—	$—	$(2,379,493)
Total	$(1,132,689)	$(3,971,097)	$2,724,293	$—	$—	$(2,379,493)

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$857,649	$7,934,139	$—	$—	$8,791,788
Total	$—	$857,649	$7,934,139	$—	$—	$8,791,788

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – long	$210,364,154
Average notional value of contracts – short	(63,206,122)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2023
Initial Class	0.20%	May 1, 2024
Service Class	0.45	May 1, 2024
Prior to May 1, 2023
Initial Class	0.25
Service Class	0.50

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 383,731,240	$ 10,563,478	$ 426,969,166	$ 24,164,252

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 999,225,263	$ 20,537,496	$ (35,573,188)	$ (15,035,692)

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 15,204,083	$ 12,966,562	$ —	$ 97,273,737	$ 155,441,382	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 15,127,098	$ 17,635,132	$ —	$ —	$ —	$ (15,030,138)

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $12,966,562 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,500,225	$ 405,162

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Despite challenges in 2023, including regional bank stresses, U.S. debt ceiling and government shutdown worries, and geopolitical turmoil, markets finished the fiscal year ended December 31, 2023 strong. The economy’s ability to avoid a widely forecasted recession powered both stock and bond markets higher. The year was marked by a stronger than expected economy, meaningful disinflation, and a slowing of – and potential end to – U.S. Federal Reserve rate hikes.

Global stocks rallied 22.20% in 2023 as measured by the MSCI All Cap World Index, but this masks meaningful regional and sector dispersion. A rebound in U.S. tech stocks in the fiscal year – after a slump in 2022 – propelled the S&P 500® Index to gains of 26.29% during the year. However, just as tech was recovering, parts of the transportation and logistics sectors reported sharp slowdowns in earnings. While the global economy avoided recession in 2023, a number of sectors and regions endured rolling slowdowns.

Global fixed income markets experienced a comeback in 2023. After a rough go for much of the year, the year-end decline in yields drove the Bloomberg US Aggregate Bond Index to a 5.53% total return in 2023. After exhibiting weakness in the second and third quarters as interest rates rose, U.S. fixed income rallied aggressively in the fourth quarter as rates came down dramatically and credit spreads tightened. Despite the intra-year volatility, the 10-year U.S. Treasury yield ended the fiscal year about where it started.

PERFORMANCE

For the year ended December 31, 2023, Transamerica JPMorgan Asset Allocation – Moderate Growth VP, Initial Class returned 12.21%. By comparison, its primary and secondary benchmarks, the FT Wilshire 5000 Full Cap IndexSM and the Bloomberg US Aggregate Bond Index, returned 26.25% and 5.53%, respectively.

STRATEGY REVIEW

Transamerica JPMorgan Asset Allocation – Moderate Growth VP (the “Portfolio”) is a globally diversified, fund of funds that seeks to achieve its investment objective by investing its assets primarily in a mix of underlying Transamerica funds. The strategy seeks to generate consistent capital appreciation over time with some protection against volatility through asset allocation, both strategic and tactical, as well as through employing a Risk Management Framework (“RMF”). The RMF, aims to reduce the Portfolio’s equity exposure under certain market conditions. Portfolio allocations are not only adjusted based on the RMF but also on the sub-adviser’s tactical asset allocation views. These views seek to compliment the strategic asset allocation and aim to add additional returns within the Portfolio.

The strategic asset allocation contributed to returns during the fiscal year. Tactical asset allocation was the largest detractor while the RMF and underlying fund selection also detracted from returns.

The Portfolio began 2023 with the RMF suggesting de-risking based on volatility and momentum signals. The defensive positioning led to a Portfolio allocation of approximately 50% in equities at the beginning of the year. This allocation was driven by expectations for an economic slowdown; however, the positioning detracted from performance as the U.S. economy and markets remained resilient throughout the fiscal year. By year end, the allocation to equities had increased to about 62%, spread across regions, with most of the added equity allocation going to U.S. large cap equities. The Portfolio was underweight equities for most of the year, and this detracted from performance overall as equity markets rallied.

Fixed income also increased as a percentage of the Portfolio, from approximately 11% at the beginning of the year, to about 38% by year-end. The Portfolio was tactically short developed market government bonds, primarily German and Japanese government bonds, in the first half of the year, before exiting the positions as the year progressed.

The best performing underlying funds compared to their own benchmarks were Transamerica Mid Cap Growth, Transamerica Morgan Stanley Capital Growth VP, and Transamerica International Small Cap Value. The weakest relative performing underlying funds were Transamerica Janus Mid-Cap Growth VP, Transamerica Small Cap Value, and Transamerica International Focus.

Matthew Cummings, CFA

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	12.21%	7.85%	5.67%	05/01/2002
FT Wilshire 5000 Full Cap IndexSM (A) (B)	26.25%	14.84%	11.21%
Bloomberg US Aggregate Bond Index (C)	5.53%	1.10%	1.81%
Service Class	11.93%	7.59%	5.41%	05/01/2003

(A) As of May 31, 2023, the Wilshire 5000 Total Market IndexSM was rebranded to the FT Wilshire 5000 Full Cap IndexSM.

(B) The FT Wilshire 5000 Full Cap IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,049.90	$0.83	$1,024.40	$0.82	0.16%
Service Class	1,000.00	1,048.90	2.12	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	49.0%
International Mixed Allocation Fund	16.8
U.S. Fixed Income Funds	15.9
International Equity Funds	13.8
International Alternative Funds	3.0
U.S. Government Obligations	1.0
Repurchase Agreement	0.5
Net Other Assets (Liabilities) ^	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
INVESTMENT COMPANIES - 98.5%
International Alternative Funds - 3.0%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	11,961	$14,870
Transamerica Unconstrained Bond (A)	11,746,794	103,959,125

		103,973,995

International Equity Funds - 13.8%
Transamerica BlackRock Real Estate Securities VP (A)	936,498	9,102,763
Transamerica Emerging Markets Opportunities (A)	13,538,361	100,454,638
Transamerica International Equity (A)	6,073,080	122,615,488
Transamerica International Focus (A)	18,365,081	144,716,839
Transamerica International Small Cap Value (A)	7,322,383	103,538,497

		480,428,225

International Mixed Allocation Fund - 16.8%
Transamerica Aegon Bond VP (A)	60,510,582	585,742,430

U.S. Equity Funds - 49.0%
Transamerica Janus Mid-Cap Growth VP (A)	2,514,477	76,766,973
Transamerica JPMorgan Enhanced Index VP (A)	36,939,599	883,225,820
Transamerica JPMorgan Mid Cap Value VP (A)	2,578,651	37,338,861
Transamerica Large Cap Value (A)	17,393,826	221,249,467
Transamerica Mid Cap Growth (A) (C)	10,709,264	97,240,116
Transamerica Mid Cap Value Opportunities (A)	4,341,516	47,322,522
Transamerica Small Cap Value (A)	5,254,436	29,529,929
Transamerica T. Rowe Price Small Cap VP (A)	3,600,319	41,007,637
Transamerica WMC US Growth VP (A)	7,640,397	273,908,240

		1,707,589,565

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 15.9%
Transamerica Core Bond (A)	8,706,101	$75,917,197
Transamerica Floating Rate (A)	3,665,263	33,207,285
Transamerica High Yield Bond (A)	36,970,437	299,830,247
Transamerica Long Credit (A)	14,325,009	143,393,341

		552,348,070

Total Investment Companies (Cost $3,432,024,727)		3,430,082,285

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury - 1.0%
U.S. Treasury Notes
0.88%, 01/31/2024 (E)	$25,940,600	25,848,694
4.13%, 01/31/2025 (E)	8,110,000	8,059,946

Total U.S. Government Obligations (Cost $33,897,380)		33,908,640

REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 2.50% (F), dated 12/29/2023, to be repurchased at $17,406,416 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $17,749,656.	17,401,582	17,401,582

Total Repurchase Agreement (Cost $17,401,582)		17,401,582

Total Investments (Cost $3,483,323,689)		3,481,392,507
Net Other Assets (Liabilities) - 0.0% (G)		412,353

Net Assets - 100.0%		$ 3,481,804,860

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	1,971	03/28/2024	$214,036,051	$214,392,446	$356,395	$—
10-Year U.S. Treasury Notes	438	03/19/2024	48,293,764	49,446,094	1,152,330	—
CAD Currency	693	03/19/2024	51,154,326	52,408,125	1,253,799	—
DJ U.S. Real Estate Index	1,954	03/15/2024	66,501,396	69,660,100	3,158,704	—
E-Mini Russell 2000® Index	874	03/15/2024	83,871,721	89,484,490	5,612,769	—
FTSE 100 Index	111	03/15/2024	10,722,670	10,974,374	251,704	—
JPY Currency	612	03/18/2024	53,427,968	54,896,400	1,468,432	—
MSCI EAFE Index	951	03/15/2024	102,639,233	107,101,620	4,462,387	—
MSCI Emerging Markets Index	2,020	03/15/2024	99,158,406	104,403,700	5,245,294	—
S&P 500® E-Mini Index	367	03/15/2024	85,662,192	88,447,000	2,784,808	—
S&P/TSX 60 Index	301	03/14/2024	55,765,049	57,717,128	1,952,079	—
TOPIX Index	352	03/07/2024	58,393,766	59,066,099	672,333	—

Total Futures Contracts					$28,371,034	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$3,430,067,415	$—	$—	$3,430,067,415
U.S. Government Obligations	—	33,908,640	—	33,908,640
Repurchase Agreement	—	17,401,582	—	17,401,582

Total	$3,430,067,415	$51,310,222	$—	$3,481,377,637

Investment Companies Measured at Net Asset Value (D)				14,870

Total Investments				$3,481,392,507

Other Financial Instruments
Futures Contracts (I)	$28,371,034	$—	$—	$28,371,034

Total Other Financial Instruments	$28,371,034	$—	$—	$28,371,034

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and a liquidating trust of a former Transamerica Fund and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2023	Shares as of December 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$41,601,379	$526,123,123	$—	$—	$18,017,928	$585,742,430	60,510,582	$4,591,385	$—
Transamerica BlackRock Real Estate Securities VP	76,823,211	2,106,676	(69,057,644)	(29,281,292)	28,511,812	9,102,763	936,498	2,106,676	—
Transamerica Core Bond	121,376,750	4,700,120	(51,631,504)	(8,283,419)	9,755,250	75,917,197	8,706,101	4,700,121	—
Transamerica Emerging Markets Opportunities	310,508,027	2,757,901	(213,219,187)	(73,155,716)	73,563,613	100,454,638	13,538,361	2,757,901	—
Transamerica Floating Rate	18,003,120	14,801,617	—	—	402,548	33,207,285	3,665,263	1,706,018	—
Transamerica Global Allocation Liquidating Trust	33,114	—	—	—	(18,244)	14,870	11,961	—	—
Transamerica High Yield Bond	111,414,523	177,735,642	(652,911)	(27,347)	11,360,340	299,830,247	36,970,437	10,577,040	—
Transamerica International Equity	233,044,610	3,862,171	(138,130,848)	20,276,214	3,563,341	122,615,488	6,073,080	3,862,172	—
Transamerica International Focus	275,748,252	11,360,102	(153,868,862)	18,474,986	(6,997,639)	144,716,839	18,365,081	4,789,162	6,570,940
Transamerica International Small Cap Value	109,423,145	3,089,671	(23,703,170)	2,060,924	12,667,927	103,538,497	7,322,383	3,089,671	—
Transamerica Janus Mid-Cap Growth VP	87,016,880	12,483,530	(23,867,448)	(4,182,950)	5,316,961	76,766,973	2,514,477	—	12,483,531
Transamerica JPMorgan Enhanced Index VP	743,431,851	44,514,681	(61,009,690)	10,849,017	145,439,961	883,225,820	36,939,599	6,591,989	37,922,692
Transamerica JPMorgan Mid Cap Value VP	77,892,954	3,693,733	(46,675,081)	(2,723,267)	5,150,522	37,338,861	2,578,651	586,812	3,106,922
Transamerica Large Cap Value	316,983,127	76,405,821	(179,897,274)	41,279,051	(33,521,258)	221,249,467	17,393,826	2,738,198	15,100,134
Transamerica Long Credit	—	133,858,576	—	—	9,534,765	143,393,341	14,325,009	702,789	—
Transamerica Mid Cap Growth	54,535,656	21,226,102	—	—	21,478,358	97,240,116	10,709,264	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2023	Shares as of December 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Mid Cap Value Opportunities	$52,988,425	$2,257,463	$(10,692,396)	$447,752	$2,321,278	$47,322,522	4,341,516	$481,322	$1,776,140
Transamerica Small Cap Value	122,019,871	857,397	(90,774,695)	(62,759,635)	60,186,991	29,529,929	5,254,436	857,395	—
Transamerica T. Rowe Price Small Cap VP	398,531	38,110,589	—	—	2,498,517	41,007,637	3,600,319	—	1,495,263
Transamerica Unconstrained Bond	234,387,410	130,298,694	(259,178,924)	(23,821,801)	22,273,746	103,959,125	11,746,794	11,141,495	—
Transamerica WMC US Growth VP	222,257,996	79,275,778	(112,360,770)	(7,154,257)	91,889,493	273,908,240	7,640,397	122,933	8,657,754

Total	$3,209,888,832	$1,289,519,387	$(1,434,720,404)	$(118,001,740)	$483,396,210	$3,430,082,285	273,144,035	$61,403,079	$87,113,376

(B)	Restricted security. At December 31, 2023, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$123,058	$14,870	0.0	%(G)

(C)	Non-income producing securities.
(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $33,894,727.
(F)	Rate disclosed reflects the yield at December 31, 2023.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

DJ	Dow Jones
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Affiliated investments, at value (cost $3,432,024,727)	$3,430,082,285
Unaffiliated investments, at value (cost $33,897,380)	33,908,640
Repurchase agreement, at value (cost $17,401,582)	17,401,582
Receivables and other assets:
Shares of beneficial interest sold	5,054
Interest	238,608
Variation margin receivable on futures contracts	2,559,890
Total assets	3,484,196,059

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,251,215
Investment management fees	356,150
Distribution and service fees	556,364
Transfer agent costs	3,941
Trustee and CCO fees	905
Audit and tax fees	24,493
Custody fees	14,881
Legal fees	37,789
Printing and shareholder reports fees	118,737
Other accrued expenses	26,724
Total liabilities	2,391,199
Net assets	$3,481,804,860

Net assets consist of:
Capital stock ($0.01 par value)	$3,513,367
Additional paid-in capital	3,586,629,928
Total distributable earnings (accumulated losses)	(108,338,435)
Net assets	$3,481,804,860

Net assets by class:
Initial Class	$818,926,880
Service Class	2,662,877,980
Shares outstanding:
Initial Class	81,228,183
Service Class	270,108,564
Net asset value and offering price per share:
Initial Class	$10.08
Service Class	9.86

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from affiliated investments	$61,403,079
Interest income from unaffiliated investments	3,879,219
Total investment income	65,282,298

Expenses:
Investment management fees	4,272,252
Distribution and service fees:
Service Class	6,728,831
Transfer agent costs	41,139
Trustee and CCO fees	154,046
Audit and tax fees	71,010
Custody fees	77,084
Legal fees	301,947
Printing and shareholder reports fees	345,885
Other	171,495
Total expenses	12,163,689

Net investment income (loss)	53,118,609

Net realized gain (loss) on:
Affiliated investments	(118,001,740)
Unaffiliated investments	(13,183)
Capital gain distributions received from affiliated investments	87,113,376
Futures contracts	(96,517,114)
Net realized gain (loss)	(127,418,661)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	483,396,210
Unaffiliated investments	236,009
Futures contracts	(17,145,255)
Translation of assets and liabilities denominated in foreign currencies	81,654
Net change in unrealized appreciation (depreciation)	466,568,618
Net realized and change in unrealized gain (loss)	339,149,957
Net increase (decrease) in net assets resulting from operations	$392,268,566

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$53,118,609	$67,867,454
Net realized gain (loss)	(127,418,661)	93,341,158
Net change in unrealized appreciation (depreciation)	466,568,618	(988,769,393)
Net increase (decrease) in net assets resulting from operations	392,268,566	(827,560,781)

Dividends and/or distributions to shareholders:
Initial Class	(50,577,204)	(164,872,511)
Service Class	(165,608,804)	(591,064,844)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(216,186,008)	(755,937,355)

Capital share transactions:
Proceeds from shares sold:
Initial Class	13,961,596	17,364,185
Service Class	4,555,497	21,698,496
	18,517,093	39,062,681
Dividends and/or distributions reinvested:
Initial Class	50,577,204	164,872,511
Service Class	165,608,804	591,064,844
	216,186,008	755,937,355
Cost of shares redeemed:
Initial Class	(83,579,658)	(92,032,640)
Service Class	(421,630,057)	(425,871,345)
	(505,209,715)	(517,903,985)
Net increase (decrease) in net assets resulting from capital share transactions	(270,506,614)	277,096,051
Net increase (decrease) in net assets	(94,424,056)	(1,306,402,085)

Net assets:
Beginning of year	3,576,228,916	4,882,631,001
End of year	$3,481,804,860	$3,576,228,916

Capital share transactions - shares:
Shares issued:
Initial Class	1,443,771	1,544,732
Service Class	477,162	1,848,286
	1,920,933	3,393,018
Shares reinvested:
Initial Class	5,296,042	16,840,910
Service Class	17,712,172	61,633,456
	23,008,214	78,474,366
Shares redeemed:
Initial Class	(8,547,764)	(7,825,723)
Service Class	(44,103,038)	(37,328,423)
	(52,650,802)	(45,154,146)
Net increase (decrease) in shares outstanding:
Initial Class	(1,807,951)	10,559,919
Service Class	(25,913,704)	26,153,319
	(27,721,655)	36,713,238

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.59	$14.47	$13.30	$12.44	$11.61

Investment operations:
Net investment income (loss) (A)	0.17	0.22	0.61	0.29	0.24
Net realized and unrealized gain (loss)	0.96	(2.68)	1.23	1.46	1.96
Total investment operations	1.13	(2.46)	1.84	1.75	2.20

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.68)	(0.31)	(0.25)	(0.28)
Net realized gains	(0.44)	(1.74)	(0.36)	(0.64)	(1.09)
Total dividends and/or distributions to shareholders	(0.64)	(2.42)	(0.67)	(0.89)	(1.37)

Net asset value, end of year	$10.08	$9.59	$14.47	$13.30	$12.44

Total return	12.21%	(17.35)%	13.95%	15.07%	20.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$818,927	$796,606	$1,048,517	$1,066,427	$998,736
Expenses to average net assets (B)	0.16%	0.15%	0.15%	0.15%	0.14%
Net investment income (loss) to average net assets	1.73%	1.91%	4.26%	2.44%	1.99%
Portfolio turnover rate	36%	10%	21%	28%	10%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.39	$14.21	$13.07	$12.25	$11.44

Investment operations:
Net investment income (loss) (A)	0.14	0.19	0.57	0.26	0.21
Net realized and unrealized gain (loss)	0.94	(2.63)	1.21	1.42	1.94
Total investment operations	1.08	(2.44)	1.78	1.68	2.15

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.64)	(0.28)	(0.22)	(0.25)
Net realized gains	(0.44)	(1.74)	(0.36)	(0.64)	(1.09)
Total dividends and/or distributions to shareholders	(0.61)	(2.38)	(0.64)	(0.86)	(1.34)

Net asset value, end of year	$9.86	$9.39	$14.21	$13.07	$12.25

Total return	11.93%	(17.53)%	13.70%	14.66%	19.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,662,878	$2,779,623	$3,834,114	$3,859,311	$3,804,109
Expenses to average net assets (B)	0.41%	0.40%	0.40%	0.40%	0.39%
Net investment income (loss) to average net assets	1.46%	1.64%	4.05%	2.17%	1.72%
Portfolio turnover rate	36%	10%	21%	28%	10%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation—Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$1,508,725	$2,722,231	$24,140,078	$—	$—	$28,371,034
Total	$1,508,725	$2,722,231	$24,140,078	$—	$—	$28,371,034

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(89,871,173)	$(15,470,800)	$8,824,859	$—	$—	$(96,517,114)
Total	$(89,871,173)	$(15,470,800)	$8,824,859	$—	$—	$(96,517,114)

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,423,316)	$2,663,313	$(17,385,252)	$—	$—	$(17,145,255)
Total	$(2,423,316)	$2,663,313	$(17,385,252)	$—	$—	$(17,145,255)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – long	$997,125,003
Average notional value of contracts – short	(681,557,935)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS (continued)

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the Portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2023
Initial Class	0.20%	May 1, 2024
Service Class	0.45	May 1, 2024
Prior to May 1, 2023
Initial Class	0.25
Service Class	0.50

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,141,002,933	$ 89,702,764	$ 1,434,720,405	$ 116,313,867

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and futures straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 3,491,957,551	$ 81,546,894	$ (89,487,526)	$ (7,940,632)

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 38,890,564	$ 96,698,740

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 68,285,543	$ 147,900,465	$ —	$ 245,341,032	$ 510,596,323	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 35,163,660	$ —	$ (135,589,304)	$ —	$ (16,933)	$ (7,895,858)

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Moderate Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $147,900,465 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 13,020,829	$ 1,337,960

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

Despite challenges in 2023, including regional bank stresses, U.S. debt ceiling and government shutdown worries, and geopolitical turmoil, markets finished the fiscal year ended December 31, 2023 strong. The economy’s ability to avoid a widely forecasted recession powered both stock and bond markets higher. The year was marked by a stronger than expected economy, meaningful disinflation, and a slowing of – and potential end to – U.S. Federal Reserve rate hikes.

Global stocks rallied 22.20% in 2023 as measured by the MSCI All Cap World Index, but this masks meaningful regional and sector dispersion. A rebound in U.S. tech stocks in the fiscal year – after a slump in 2022 – propelled the S&P 500® Index to gains of 26.29% during the year. However, just as tech was recovering, parts of the transportation and logistics sectors reported sharp slowdowns in earnings. While the global economy avoided recession in 2023, a number of sectors and regions endured rolling slowdowns.

Global fixed income markets experienced a comeback in 2023. After a rough go for much of the year, the year-end decline in yields drove the Bloomberg US Aggregate Bond Index to a 5.53% total return in 2023. After exhibiting weakness in the second and third quarters as interest rates rose, U.S. fixed income rallied aggressively in the fourth quarter as rates came down dramatically and credit spreads tightened. Despite the intra-year volatility, the 10-year U.S. Treasury yield ended the fiscal year about where it started.

PERFORMANCE

For the year ended December 31, 2023, Transamerica JPMorgan Asset Allocation – Moderate VP, Initial Class returned 9.10%. By comparison, its primary and secondary benchmarks, the FT Wilshire 5000 Full Cap IndexSM and the Bloomberg US Aggregate Bond Index, returned 26.25% and 5.53%, respectively.

STRATEGY REVIEW

Transamerica JPMorgan Asset Allocation – Moderate VP (the “Portfolio”) is a globally diversified, fund of funds that seeks to achieve its investment objective by investing its assets primarily in a mix of underlying Transamerica funds. The strategy seeks to generate consistent capital appreciation over time with some protection against volatility through asset allocation, both strategic and tactical, as well as through employing a Risk Management Framework (“RMF”). The RMF aims to reduce the Portfolio’s equity exposure under certain market conditions. Portfolio allocations are not only adjusted based on the RMF but also on the sub-adviser’s tactical asset allocation views. These views seek to compliment the strategic asset allocation and aim to add additional returns within the Portfolio.

Tactical asset allocation was the biggest detractor during the fiscal year, followed by the RMF which also detracted. The strategic asset allocation and underlying fund selection contributed.

The Portfolio began the year with the RMF suggesting de-risking based on volatility and momentum signals. The defensive positioning led to a Portfolio allocation of approximately 30% in equities at the beginning of the year. This allocation was driven by expectations for an economic slowdown; however, the positioning detracted from performance as the U.S. economy and markets remained resilient throughout the fiscal year. By year end, the allocation to equities had increased to about 45%, spread across regions, with most of the added equity allocation going to U.S. large cap equities. The Portfolio was underweight equities for most of the year, and this detracted from performance overall as equity markets rallied.

Fixed income also increased as a percentage of the Portfolio, from approximately 30% at the beginning of 2023, to about 55% by year-end. The Portfolio was tactically short developed market government bonds, primarily German and Japanese government bonds, in the first half of the year, before exiting the positions as the year progressed.

Underlying fund performance was a contributor to returns over the fiscal year. The best performing underlying funds compared to their own benchmarks were Transamerica Mid Cap Growth, Transamerica Morgan Stanley Capital Growth VP, and Transamerica International Small Cap Value. The weakest relative performing underlying funds were Transamerica Janus Mid-Cap Growth VP, Transamerica Small Cap Value, and Transamerica International Focus.

Matthew Cummings, CFA

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.10%	5.56%	4.39%	05/01/2002
FT Wilshire 5000 Full Cap IndexSM (A) (B)	26.25%	14.84%	11.21%
Bloomberg US Aggregate Bond Index (C)	5.53%	1.10%	1.81%
Service Class	8.86%	5.31%	4.13%	05/01/2003

(A) As of May 31, 2023, the Wilshire 5000 Total Market IndexSM was rebranded to the FT Wilshire 5000 Full Cap IndexSM.

(B) The FT Wilshire 5000 Full Cap IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,042.50	$0.82	$1,024.40	$0.82	0.16%
Service Class	1,000.00	1,041.40	2.11	1,023.10	2.09	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	35.3%
U.S. Fixed Income Funds	30.5
International Mixed Allocation Fund	19.3
International Equity Funds	10.1
International Alternative Funds	3.0
U.S. Government Obligations	0.9
Repurchase Agreement	0.9
Net Other Assets (Liabilities) ^	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
INVESTMENT COMPANIES - 98.2%
International Alternative Funds - 3.0%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	6,235	$7,752
Transamerica Unconstrained Bond (D)	17,431,265	154,266,694

		154,274,446

International Equity Funds - 10.1%
Transamerica BlackRock Real Estate Securities VP (D)	1,388,445	13,495,684
Transamerica Emerging Markets Opportunities (D)	16,304,704	120,980,906
Transamerica International Equity (D)	5,838,219	117,873,642
Transamerica International Focus (D)	20,327,582	160,181,347
Transamerica International Small Cap Value (D)	7,942,092	112,301,185

		524,832,764

International Mixed Allocation Fund - 19.3%
Transamerica Aegon Bond VP (D)	102,922,301	996,287,876

U.S. Equity Funds - 35.3%
Transamerica Janus Mid-Cap Growth VP (D)	2,341,274	71,479,084
Transamerica JPMorgan Enhanced Index VP (D)	30,699,036	734,013,948
Transamerica JPMorgan Mid Cap Value VP (D)	892,353	12,921,278
Transamerica Large Cap Value (D)	26,772,988	340,552,408
Transamerica Mid Cap Growth (A) (D)	15,831,876	143,753,432
Transamerica Mid Cap Value Opportunities (D)	6,416,599	69,940,925
Transamerica Small Cap Value (D)	2,728,099	15,331,914
Transamerica T. Rowe Price Small Cap VP (D)	1,334,903	15,204,551
Transamerica WMC US Growth VP (D)	11,733,895	420,660,137

		1,823,857,677

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 30.5%
Transamerica Core Bond (D)	104,407,565	$ 910,433,971
Transamerica Floating Rate (D)	5,438,497	49,272,785
Transamerica High Yield Bond (D)	52,510,194	425,857,676
Transamerica Long Credit (D)	18,741,078	187,598,192

		1,573,162,624

Total Investment Companies (Cost $5,113,493,111)		5,072,415,387

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 0.9%
U.S. Treasury - 0.9%
U.S. Treasury Notes
0.88%, 01/31/2024 (E)	$34,518,100	34,395,805
4.13%, 01/31/2025 (E)	12,030,000	11,955,752

Total U.S. Government Obligations (Cost $46,329,708)		46,351,557

REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 2.50% (F), dated 12/29/2023, to be repurchased at $45,338,458 on 01/02/2024. Collateralized by U.S. Government Obligations, 0.38% - 0.50%, due 01/31/2026 - 02/28/2026, and with a total value of 46,219,622.	45,313,284	45,313,284

Total Repurchase Agreement (Cost $45,313,284)		45,313,284

Total Investments (Cost $5,205,136,103)		5,164,080,228
Net Other Assets (Liabilities) - (0.0)%		(1,373,559)

Net Assets - 100.0%		$5,162,706,669

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	2,923	03/28/2024	$317,416,228	$317,944,759	$528,531	$—
10-Year U.S. Treasury Notes	2,087	03/19/2024	230,121,423	235,602,734	5,481,311	—
CAD Currency	739	03/19/2024	54,549,859	55,886,875	1,337,016	—
DJ U.S. Real Estate Index	2,899	03/15/2024	98,662,067	103,349,350	4,687,283	—
E-Mini Russell 2000® Index	1,268	03/15/2024	121,673,371	129,824,180	8,150,809	—
FTSE 100 Index	174	03/15/2024	16,808,510	17,203,073	394,563	—
JPY Currency	903	03/18/2024	78,832,443	80,999,100	2,166,657	—
MSCI EAFE Index	976	03/15/2024	105,780,719	109,917,120	4,136,401	—
MSCI Emerging Markets Index	1,853	03/15/2024	91,336,517	95,772,305	4,435,788	—
S&P 500® E-Mini Index	372	03/15/2024	87,062,517	89,652,000	2,589,483	—
S&P/TSX 60 Index	321	03/14/2024	59,470,366	61,552,153	2,081,787	—
TOPIX Index	520	03/07/2024	86,263,520	87,256,738	993,218	—

Total Futures Contracts					$36,982,847	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$5,072,407,635	$—	$—	$5,072,407,635
U.S. Government Obligations	—	46,351,557	—	46,351,557
Repurchase Agreement	—	45,313,284	—	45,313,284

Total	$5,072,407,635	$91,664,841	$—	$5,164,072,476

Investment Companies Measured at Net Asset Value (C)				7,752

Total Investments				$5,164,080,228

Other Financial Instruments
Futures Contracts (H)	$36,982,847	$—	$—	$36,982,847

Total Other Financial Instruments	$36,982,847	$—	$—	$36,982,847

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Restricted security. At December 31, 2023, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$64,152	$7,752	0.0	%(I)

(C)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(D)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and a liquidating trust of a former Transamerica Fund and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2023	Shares as of December 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$235,765,557	$735,690,609	$(12,933,167)	$(2,750,707)	$40,515,584	$996,287,876	102,922,301	$6,763,107	$—
Transamerica BlackRock Real Estate Securities VP	115,845,790	3,115,287	(104,388,865)	(42,779,500)	41,702,972	13,495,684	1,388,445	3,115,287	—
Transamerica Core Bond	973,722,151	38,316,976	(116,184,927)	(25,030,972)	39,610,743	910,433,971	104,407,565	38,316,976	—
Transamerica Emerging Markets Opportunities	348,824,408	3,321,433	(231,808,158)	(68,406,774)	69,049,997	120,980,906	16,304,704	3,321,433	—
Transamerica Floating Rate	26,961,180	21,712,521	—	—	599,084	49,272,785	5,438,497	2,550,720	—
Transamerica Global Allocation Liquidating Trust	17,263	—	—	—	(9,511)	7,752	6,235	—	—
Transamerica High Yield Bond	107,781,527	301,859,262	—	—	16,216,887	425,857,676	52,510,194	13,664,150	—
Transamerica International Equity	282,686,219	3,712,811	(199,178,312)	31,902,216	(1,249,292)	117,873,642	5,838,219	3,712,812	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2023	Shares as of December 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica International Focus	$293,124,683	$12,574,048	$(156,213,423)	$16,751,574	$(6,055,535)	$160,181,347	20,327,582	$5,300,934	$7,273,114
Transamerica International Small Cap Value	116,152,975	3,351,156	(22,892,650)	2,213,588	13,476,116	112,301,185	7,942,092	3,351,157	—
Transamerica Janus Mid-Cap Growth VP	36,970,375	38,467,383	—	—	(3,958,674)	71,479,084	2,341,274	—	11,623,636
Transamerica JPMorgan Enhanced Index VP	609,326,093	37,001,191	(41,248,179)	10,141,926	118,792,917	734,013,948	30,699,036	5,479,348	31,521,843
Transamerica JPMorgan Mid Cap Value VP	71,071,254	1,278,233	(62,742,532)	(4,247,581)	7,561,904	12,921,278	892,353	203,069	1,075,164
Transamerica Large Cap Value	475,909,132	114,191,533	(261,192,910)	61,333,540	(49,688,887)	340,552,408	26,772,988	4,168,413	23,242,483
Transamerica Long Credit	—	173,518,533	—	—	14,079,659	187,598,192	18,741,078	992,657	—
Transamerica Mid Cap Growth	83,573,289	28,088,560	—	—	32,091,583	143,753,432	15,831,876	—	—
Transamerica Mid Cap Value Opportunities	81,162,204	3,336,445	(18,804,008)	760,453	3,485,831	69,940,925	6,416,599	711,376	2,625,069
Transamerica Small Cap Value	137,521,914	445,159	(117,967,789)	(74,444,099)	69,776,729	15,331,914	2,728,099	445,159	—
Transamerica T. Rowe Price Small Cap VP	333,429	13,927,089	—	—	944,033	15,204,551	1,334,903	—	554,404
Transamerica Unconstrained Bond	344,707,306	201,996,570	(388,705,096)	(26,153,008)	22,420,922	154,266,694	17,431,265	17,077,889	—
Transamerica WMC US Growth VP	335,422,820	118,387,296	(161,158,635)	(5,850,702)	133,859,358	420,660,137	11,733,895	187,335	13,193,311

Total	$4,676,879,569	$1,854,292,095	$(1,895,418,651)	$(126,560,046)	$563,222,420	$5,072,415,387	452,009,200	$109,361,822	$91,109,024

(E)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $46,307,794.
(F)	Rate disclosed reflects the yield at December 31, 2023.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

DJ	Dow Jones
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Affiliated investments, at value (cost $5,113,493,111)	$5,072,415,387
Unaffiliated investments, at value (cost $46,329,708)	46,351,557
Repurchase agreement, at value (cost $45,313,284)	45,313,284
Receivables and other assets:
Shares of beneficial interest sold	34,681
Dividends from affiliated investments	6,560,409
Interest	343,499
Variation margin receivable on futures contracts	1,521,510
Total assets	5,172,540,327

Liabilities:
Payables and other liabilities:
Investments purchased	6,560,409
Shares of beneficial interest redeemed	1,457,076
Investment management fees	527,978
Distribution and service fees	994,249
Transfer agent costs	5,854
Trustee and CCO fees	1,345
Audit and tax fees	29,016
Custody fees	19,410
Legal fees	56,207
Printing and shareholder reports fees	144,234
Other accrued expenses	37,880
Total liabilities	9,833,658
Net assets	$5,162,706,669

Net assets consist of:
Capital stock ($0.01 par value)	$5,126,632
Additional paid-in capital	5,346,561,946
Total distributable earnings (accumulated losses)	(188,981,909)
Net assets	$5,162,706,669

Net assets by class:
Initial Class	$401,445,849
Service Class	4,761,260,820

Shares outstanding:
Initial Class	39,153,024
Service Class	473,510,177

Net asset value and offering price per share:
Initial Class	$10.25
Service Class	10.06

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from affiliated investments	$109,361,822
Interest income from unaffiliated investments	5,962,327
Total investment income	115,324,149

Expenses:
Investment management fees	6,349,979
Distribution and service fees:
Service Class	11,970,938
Transfer agent costs	61,088
Trustee and CCO fees	231,632
Audit and tax fees	95,091
Custody fees	104,483
Legal fees	449,134
Printing and shareholder reports fees	397,651
Other	216,849
Total expenses	19,876,845

Net investment income (loss)	95,447,304

Net realized gain (loss) on:
Affiliated investments	(126,560,046)
Unaffiliated investments	(242,344)
Capital gain distributions received from affiliated investments	91,109,024
Futures contracts	(154,820,652)
Net realized gain (loss)	(190,514,018)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	563,222,420
Unaffiliated investments	359,800
Futures contracts	(33,287,906)
Translation of assets and liabilities denominated in foreign currencies	98,160
Net change in unrealized appreciation (depreciation)	530,392,474
Net realized and change in unrealized gain (loss)	339,878,456
Net increase (decrease) in net assets resulting from operations	$435,325,760

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$95,447,304	$104,654,516
Net realized gain (loss)	(190,514,018)	(65,075,948)
Net change in unrealized appreciation (depreciation)	530,392,474	(1,165,791,552)
Net increase (decrease) in net assets resulting from operations	435,325,760	(1,126,212,984)

Dividends and/or distributions to shareholders:
Initial Class	(11,210,803)	(66,604,487)
Service Class	(124,099,260)	(820,996,558)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(135,310,063)	(887,601,045)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,743,970	11,680,652
Service Class	4,978,478	9,124,152
	19,722,448	20,804,804
Dividends and/or distributions reinvested:
Initial Class	11,210,803	66,604,487
Service Class	124,099,260	820,996,558
	135,310,063	887,601,045
Cost of shares redeemed:
Initial Class	(49,783,449)	(64,768,198)
Service Class	(583,886,715)	(611,645,345)
	(633,670,164)	(676,413,543)
Net increase (decrease) in net assets resulting from capital share transactions	(478,637,653)	231,992,306
Net increase (decrease) in net assets	(178,621,956)	(1,781,821,723)

Net assets:
Beginning of year	5,341,328,625	7,123,150,348
End of year	$5,162,706,669	$5,341,328,625

Capital share transactions - shares:
Shares issued:
Initial Class	1,487,632	1,041,985
Service Class	520,883	808,250
	2,008,515	1,850,235
Shares reinvested:
Initial Class	1,149,826	6,748,175
Service Class	12,967,530	84,726,167
	14,117,356	91,474,342
Shares redeemed:
Initial Class	(5,065,927)	(5,656,704)
Service Class	(60,600,327)	(55,100,243)
	(65,666,254)	(60,756,947)
Net increase (decrease) in shares outstanding:
Initial Class	(2,428,469)	2,133,456
Service Class	(47,111,914)	30,434,174
	(49,540,383)	32,567,630

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.67	$13.66	$12.83	$12.02	$11.18

Investment operations:
Net investment income (loss) (A)	0.20	0.23	0.56	0.25	0.26
Net realized and unrealized gain (loss)	0.67	(2.39)	0.62	1.20	1.54
Total investment operations	0.87	(2.16)	1.18	1.45	1.80

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.64)	(0.26)	(0.27)	(0.27)
Net realized gains	(0.08)	(1.19)	(0.09)	(0.37)	(0.69)
Total dividends and/or distributions to shareholders	(0.29)	(1.83)	(0.35)	(0.64)	(0.96)

Net asset value, end of year	$10.25	$9.67	$13.66	$12.83	$12.02

Total return	9.10%	(16.08)%	9.18%	12.60%	16.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$401,446	$402,196	$539,029	$593,022	$575,923
Expenses to average net assets (B)	0.15%	0.15%	0.14%	0.15%	0.14%
Net investment income (loss) to average net assets	2.08%	1.99%	4.19%	2.12%	2.19%
Portfolio turnover rate	36%	18%	18%	27%	11%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.49	$13.43	$12.62	$11.83	$11.03

Investment operations:
Net investment income (loss) (A)	0.18	0.19	0.54	0.22	0.23
Net realized and unrealized gain (loss)	0.65	(2.33)	0.59	1.18	1.50
Total investment operations	0.83	(2.14)	1.13	1.40	1.73

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.61)	(0.23)	(0.24)	(0.24)
Net realized gains	(0.08)	(1.19)	(0.09)	(0.37)	(0.69)
Total dividends and/or distributions to shareholders	(0.26)	(1.80)	(0.32)	(0.61)	(0.93)

Net asset value, end of year	$10.06	$9.49	$13.43	$12.62	$11.83

Total return	8.86%	(16.25)%	8.93%	12.28%	16.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,761,261	$4,939,133	$6,584,121	$6,639,121	$6,148,828
Expenses to average net assets (B)	0.40%	0.40%	0.39%	0.40%	0.39%
Net investment income (loss) to average net assets	1.82%	1.74%	4.07%	1.89%	1.97%
Portfolio turnover rate	36%	18%	18%	27%	11%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$6,009,842	$3,503,673	$27,469,332	$—	$—	$36,982,847
Total	$6,009,842	$3,503,673	$27,469,332	$—	$—	$36,982,847

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(148,427,962)	$(22,965,583)	$16,572,893	$—	$—	$(154,820,652)
Total	$(148,427,962)	$(22,965,583)	$16,572,893	$—	$—	$(154,820,652)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$988,112	$3,440,808	$(37,716,826)	$—	$—	$(33,287,906)
Total	$988,112	$3,440,808	$(37,716,826)	$—	$—	$(33,287,906)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – long	$1,472,281,532
Average notional value of contracts – short	(1,049,035,988)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the Portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2023
Initial Class	0.20%	May 1, 2024
Service Class	0.45	May 1, 2024
Prior to May 1, 2023
Initial Class	0.25
Service Class	0.50

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,652,205,770	$ 137,672,363	$ 1,893,803,172	$ 172,663,348

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 5,217,246,900	$ 143,365,271	$ (193,456,938)	$ (50,091,667)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 65,272,501	$ 142,329,180

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 95,811,234	$ 39,498,829	$ —	$ 349,244,946	$ 538,356,099	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 68,640,125	$ —	$ (207,601,681)	$ —	$ (24,134)	$ (49,996,219)

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Asset Allocation – Moderate VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $39,498,829 for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 13,906,238	$ 1,519,455

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

Large cap U.S. equity markets, as represented by the S&P 500® Index, ended 2023 strong, returning over 26% for the fiscal year ended December 31, 2023. Information technology and communication services were the best performing sectors, while utilities and energy were the only sectors which closed the year with negative returns.

The U.S. equity markets ended the year strong despite a regional banking crisis and the U.S. Federal Reserve (“Fed”) hiking interest rates to 5.25%-5.50%, the highest level in more than two decades, to curb record high inflation. The annual rate of change in the Consumer Price Index peaked in January 2023, and trended downwards through November 2023. Meanwhile, third quarter gross domestic product was a bright spot, rising to 4.9% annualized; the increase was primarily driven by an increase in consumer spending and inventory investment. The labor market experienced some weakness as the unemployment rate rose to 3.7% in November 2023. Business spending held up better than expected despite tighter lending standards, supported by increased spending on intellectual property with greater emphasis on integrating artificial intelligence (“AI”) capabilities. Finally, earnings forecasts for 2024 witnessed an uptick towards the end of the year as recession fears subsided.

Large cap stocks as represented by the S&P 500® Index outperformed the small cap Russell 2000 Index® during the fiscal year, returning +26.29% and +16.93%, respectively. Value investments underperformed growth investments by a massive margin, as the Russell 3000® Value Index returned +11.66% and the Russell 3000® Growth Index returned +41.21% during the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica JPMorgan Enhanced Index VP, Initial Class returned 27.66%. By comparison, its benchmark, the S&P 500® Index, returned 26.29%.

STRATEGY REVIEW

Stock selection in the media and retail sectors contributed to performance in the fiscal year, while stock selection in the industrial cyclical and technology sectors detracted from performance.

On the positive side, within pharma/medical technology, an underweight to Pfizer Inc. contributed to performance in the fiscal year. The stock underperformed in 2023 as revenue deferrals and reversals adversely impacted company guidance. Additionally, within media, an underweight to Walt Disney Co. (“Disney”) served as a contributor to performance in the year. Disney has been facing challenges similar to many other traditional media peers. Linear declines have been accelerating while “Direct-to-Consumer” remains an area of significant investment. Subscriber growth has been a challenge for the business and domestic parks have also seen weakness during the year.

On the negative side, within technology, an overweight to Texas Instruments, Inc. underperformed in the fiscal year and detracted from performance as investors scrutinized the near/medium-term margin impact of Texas Instruments, Inc.’s well-publicized fabrication investments across several sites. In addition, the current rolling inventory correction weighed on broader chip market fundamentals. Texas Instruments, Inc.’s relatively lower reliance on distribution and foundry compared to select analog competitors, however, could be advantageous for the company as it navigates the ongoing inventory correction. Additionally, within technology, an underweight to Broadcom, Inc. hurt relative Portfolio performance. The stock outperformed in 2023, benefiting from investor enthusiasm around Broadcom, Inc.’s VMware acquisition along with steady execution and accelerating AI infrastructure demand.

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	27.66%	16.39%	11.94%	05/02/1997
S&P 500® Index (A)	26.29%	15.69%	12.03%
Service Class	27.39%	16.10%	11.67%	05/01/2003

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,083.70	$3.26	$1,022.10	$3.16	0.62%
Service Class	1,000.00	1,082.70	4.57	1,020.80	4.43	0.87

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.4%
Repurchase Agreement	1.9
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 98.4%
Aerospace & Defense - 1.4%
Howmet Aerospace, Inc.	154,775	$8,376,423
RTX Corp.	201,867	16,985,089
Textron, Inc.	125,028	10,054,752

		35,416,264

Air Freight & Logistics - 1.1%
FedEx Corp.	29,589	7,485,129
United Parcel Service, Inc., Class B	128,170	20,152,169

		27,637,298

Automobile Components - 0.2%
Aptiv PLC (A)	56,466	5,066,130
BorgWarner, Inc.	14,430	517,315

		5,583,445

Automobiles - 1.5%
Tesla, Inc. (A)	159,529	39,639,766

Banks - 3.3%
Bank of America Corp.	884,950	29,796,266
Fifth Third Bancorp	221,528	7,640,501
Truist Financial Corp.	368,751	13,614,287
US Bancorp	330,421	14,300,621
Wells Fargo & Co.	424,958	20,916,433

		86,268,108

Beverages - 2.0%
Coca-Cola Co.	400,807	23,619,557
Constellation Brands, Inc., Class A	8,970	2,168,497
Monster Beverage Corp. (A)	55,761	3,212,391
PepsiCo, Inc.	131,303	22,300,502

		51,300,947

Biotechnology - 2.9%
AbbVie, Inc.	200,630	31,091,631
Biogen, Inc. (A)	31,068	8,039,466
BioMarin Pharmaceutical, Inc. (A)	24,593	2,371,257
Neurocrine Biosciences, Inc. (A)	13,580	1,789,301
Regeneron Pharmaceuticals, Inc. (A)	17,772	15,608,970
Sarepta Therapeutics, Inc. (A)	9,460	912,228
Vertex Pharmaceuticals, Inc. (A)	39,249	15,970,026

		75,782,879

Broadline Retail - 4.0%
Amazon.com, Inc. (A)	677,772	102,980,678

Building Products - 1.0%
Masco Corp.	98,275	6,582,460
Trane Technologies PLC	76,985	18,776,641

		25,359,101

Capital Markets - 2.7%
Blackstone, Inc.	18,706	2,448,990
Charles Schwab Corp.	159,523	10,975,182
CME Group, Inc.	45,966	9,680,440
Goldman Sachs Group, Inc.	24,421	9,420,889
Intercontinental Exchange, Inc.	107,392	13,792,355
Morgan Stanley	155,350	14,486,387
S&P Global, Inc.	22,724	10,010,376

		70,814,619

Chemicals - 2.1%
Air Products & Chemicals, Inc.	24,971	6,837,060
Dow, Inc.	217,082	11,904,777

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Eastman Chemical Co.	73,142	$ 6,569,614
Linde PLC	44,305	18,196,506
LyondellBasell Industries NV, Class A	62,873	5,977,965
PPG Industries, Inc.	34,612	5,176,225

		54,662,147

Commercial Services & Supplies - 0.1%
Cintas Corp.	4,398	2,650,499

Communications Equipment - 0.2%
Motorola Solutions, Inc.	14,538	4,551,702

Consumer Finance - 0.1%
American Express Co.	11,251	2,107,762

Consumer Staples Distribution & Retail - 2.1%
Costco Wholesale Corp.	37,541	24,780,063
Dollar Tree, Inc. (A)	23,257	3,303,657
Target Corp.	81,278	11,575,613
Walmart, Inc.	86,209	13,590,849

		53,250,182

Distributors - 0.1%
LKQ Corp.	44,347	2,119,343

Electric Utilities - 1.9%
Constellation Energy Corp.	28,315	3,309,740
NextEra Energy, Inc.	251,790	15,293,725
PG&E Corp.	809,572	14,596,583
Southern Co.	236,710	16,598,105

		49,798,153

Electrical Equipment - 0.6%
Eaton Corp. PLC	68,688	16,541,444

Electronic Equipment, Instruments & Components - 0.3%
Corning, Inc.	80,109	2,439,319
Keysight Technologies, Inc. (A)	41,944	6,672,871

		9,112,190

Energy Equipment & Services - 0.1%
Baker Hughes Co.	91,805	3,137,895

Entertainment - 0.5%
Netflix, Inc. (A)	25,214	12,276,192
Warner Bros Discovery, Inc. (A)	176,700	2,010,846

		14,287,038

Financial Services - 4.7%
Berkshire Hathaway, Inc., Class B (A)	95,241	33,968,655
Block, Inc. (A)	16,837	1,302,342
Fiserv, Inc. (A)	28,100	3,732,804
FleetCor Technologies, Inc. (A)	35,484	10,028,133
Mastercard, Inc., Class A	94,379	40,253,587
Visa, Inc., Class A	120,765	31,441,168

		120,726,689

Food Products - 0.7%
Mondelez International, Inc., Class A	261,927	18,971,373

Ground Transportation - 1.1%
CSX Corp.	150,761	5,226,884
Norfolk Southern Corp.	28,221	6,670,880
Uber Technologies, Inc. (A)	154,774	9,529,435
Union Pacific Corp.	30,326	7,448,672

		28,875,871

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 2.4%
Baxter International, Inc.	99,271	$ 3,837,817
Becton Dickinson & Co.	17,945	4,375,529
Boston Scientific Corp. (A)	316,220	18,280,678
Dexcom, Inc. (A)	24,500	3,040,205
Intuitive Surgical, Inc. (A)	16,080	5,424,749
Medtronic PLC	167,800	13,823,364
Stryker Corp.	39,965	11,967,919

		60,750,261

Health Care Providers & Services - 2.8%
Centene Corp. (A)	102,146	7,580,255
CVS Health Corp.	47,312	3,735,755
Elevance Health, Inc.	23,793	11,219,827
Humana, Inc.	12,961	5,933,675
McKesson Corp.	8,408	3,892,736
UnitedHealth Group, Inc.	76,555	40,303,911

		72,666,159

Health Care REITs - 0.5%
Ventas, Inc.	177,150	8,829,156
Welltower, Inc.	33,900	3,056,763

		11,885,919

Hotels, Restaurants & Leisure - 2.7%
Booking Holdings, Inc. (A)	5,173	18,349,769
Chipotle Mexican Grill, Inc. (A)	6,514	14,897,257
Expedia Group, Inc. (A)	67,858	10,300,166
Marriott International, Inc., Class A	33,165	7,479,039
Royal Caribbean Cruises Ltd. (A)	60,469	7,830,131
Yum! Brands, Inc.	84,147	10,994,647

		69,851,009

Household Durables - 0.2%
Lennar Corp., Class A	22,902	3,413,314
Toll Brothers, Inc.	28,555	2,935,169

		6,348,483

Household Products - 0.8%
Church & Dwight Co., Inc.	73,127	6,914,889
Procter & Gamble Co.	93,238	13,663,097

		20,577,986

Industrial Conglomerates - 1.1%
Honeywell International, Inc.	130,682	27,405,322

Industrial REITs - 0.8%
Prologis, Inc.	146,443	19,520,852

Insurance - 2.2%
Aflac, Inc.	77,034	6,355,305
Chubb Ltd.	36,418	8,230,468
Globe Life, Inc.	50,494	6,146,130
MetLife, Inc.	84,192	5,567,617
Progressive Corp.	96,392	15,353,318
Travelers Cos., Inc.	79,011	15,050,805

		56,703,643

Interactive Media & Services - 5.8%
Alphabet, Inc., Class A (A)	377,141	52,682,826
Alphabet, Inc., Class C (A)	264,611	37,291,628
Meta Platforms, Inc., Class A (A)	169,628	60,041,527

		150,015,981

	Shares	Value
COMMON STOCKS (continued)
IT Services - 1.3%
Accenture PLC, Class A	60,747	$ 21,316,730
Cognizant Technology Solutions Corp., Class A	153,646	11,604,882

		32,921,612

Life Sciences Tools & Services - 1.3%
Danaher Corp.	69,688	16,121,622
Thermo Fisher Scientific, Inc.	32,199	17,090,907

		33,212,529

Machinery - 1.7%
Deere & Co.	54,433	21,766,124
Dover Corp.	38,178	5,872,158
Ingersoll Rand, Inc.	26,976	2,086,324
Otis Worldwide Corp.	149,638	13,388,112

		43,112,718

Media - 1.3%
Charter Communications, Inc., Class A (A)	25,312	9,838,268
Comcast Corp., Class A	489,899	21,482,071
Liberty Media Corp. - Liberty SiriusXM, Class A (A)	45,746	1,314,740

		32,635,079

Metals & Mining - 0.2%
Nucor Corp.	23,175	4,033,377

Multi-Utilities - 0.4%
DTE Energy Co.	11,501	1,268,100
Public Service Enterprise Group, Inc.	157,959	9,659,193

		10,927,293

Oil, Gas & Consumable Fuels - 3.7%
Chevron Corp.	71,020	10,593,343
ConocoPhillips	149,412	17,342,251
Diamondback Energy, Inc.	67,797	10,513,959
EOG Resources, Inc.	143,022	17,298,511
Exxon Mobil Corp.	393,095	39,301,638
Marathon Oil Corp.	72,723	1,756,988

		96,806,690

Passenger Airlines - 0.1%
Delta Air Lines, Inc.	91,989	3,700,718

Personal Care Products - 0.3%
Kenvue, Inc.	316,490	6,814,030

Pharmaceuticals - 3.0%
Bristol-Myers Squibb Co.	355,225	18,226,594
Eli Lilly & Co.	46,415	27,056,232
Johnson & Johnson	126,570	19,838,582
Merck & Co., Inc.	124,499	13,572,881

		78,694,289

Professional Services - 0.2%
Leidos Holdings, Inc.	54,554	5,904,925

Residential REITs - 0.4%
Equity LifeStyle Properties, Inc.	63,536	4,481,829
Sun Communities, Inc.	22,569	3,016,347
UDR, Inc.	57,993	2,220,552

		9,718,728

Semiconductors & Semiconductor Equipment - 8.7%
Advanced Micro Devices, Inc. (A)	153,319	22,600,754
Analog Devices, Inc.	100,154	19,886,578

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.	11,076	$ 12,363,585
Lam Research Corp.	31,150	24,398,549
NVIDIA Corp.	174,643	86,486,706
NXP Semiconductors NV	101,165	23,235,577
Qorvo, Inc. (A)	35,737	4,024,344
Teradyne, Inc.	55,375	6,009,295
Texas Instruments, Inc.	144,796	24,681,926

		223,687,314

Software - 10.5%
Adobe, Inc. (A)	47,110	28,105,826
Cadence Design Systems, Inc. (A)	17,546	4,779,004
Intuit, Inc.	31,252	19,533,438
Microsoft Corp.	514,050	193,303,362
Oracle Corp.	76,554	8,071,088
ServiceNow, Inc. (A)	24,501	17,309,711

		271,102,429

Specialized REITs - 0.7%
Digital Realty Trust, Inc.	68,324	9,195,044
SBA Communications Corp.	35,308	8,957,287

		18,152,331

Specialty Retail - 2.6%
AutoNation, Inc. (A)	27,133	4,074,834
AutoZone, Inc. (A)	5,463	14,125,188
Best Buy Co., Inc.	101,953	7,980,881
Burlington Stores, Inc. (A)	27,438	5,336,142
Lowe’s Cos., Inc.	111,502	24,814,770
O’Reilly Automotive, Inc. (A)	3,442	3,270,175
TJX Cos., Inc.	87,318	8,191,302

		67,793,292

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 7.2%
Apple, Inc.	914,949	$ 176,155,131
Seagate Technology Holdings PLC	124,246	10,606,881

		186,762,012

Tobacco - 0.4%
Altria Group, Inc.	67,250	2,712,865
Philip Morris International, Inc.	69,806	6,567,349

		9,280,214

Trading Companies & Distributors - 0.2%
United Rentals, Inc.	8,067	4,625,779

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.	26,132	4,189,744

Total Common Stocks (Cost $1,907,405,025)		2,541,376,111

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $48,340,931 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $49,294,111.	$48,327,506	48,327,506

Total Repurchase Agreement (Cost $48,327,506)		48,327,506

Total Investments (Cost $1,955,732,531)		2,589,703,617
Net Other Assets (Liabilities) - (0.3)%		(8,763,700)

Net Assets - 100.0%		$2,580,939,917

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	155	03/15/2024	$36,087,635	$37,355,000	$1,267,365	$—

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,541,376,111	$—	$—	$2,541,376,111
Repurchase Agreement	—	48,327,506	—	48,327,506

Total Investments	$2,541,376,111	$48,327,506	$—	$2,589,703,617

Other Financial Instruments
Futures Contracts (D)	$1,267,365	$—	$—	$1,267,365

Total Other Financial Instruments	$1,267,365	$—	$—	$1,267,365

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(D)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $1,907,405,025)	$2,541,376,111
Repurchase agreement, at value (cost $48,327,506)	48,327,506
Cash collateral pledged at broker for:
Futures contracts	2,496,000
Receivables and other assets:
Investments sold	37,994,709
Shares of beneficial interest sold	85,952
Dividends	2,712,325
Interest	10,068
Total assets	2,633,002,671

Liabilities:
Payables and other liabilities:
Investments purchased	2,771,809
Shares of beneficial interest redeemed	47,726,958
Investment management fees	1,290,462
Distribution and service fees	27,688
Transfer agent costs	2,796
Trustee and CCO fees	650
Audit and tax fees	24,170
Custody fees	36,540
Legal fees	23,528
Printing and shareholder reports fees	14,761
Other accrued expenses	18,095
Variation margin payable on futures contracts	125,297
Total liabilities	52,062,754
Net assets	$2,580,939,917

Net assets consist of:
Capital stock ($0.01 par value)	$1,079,654
Additional paid-in capital	1,826,619,432
Total distributable earnings (accumulated losses)	753,240,831
Net assets	$2,580,939,917

Net assets by class:
Initial Class	$2,448,269,239
Service Class	132,670,678
Shares outstanding:
Initial Class	102,381,356
Service Class	5,584,016
Net asset value and offering price per share:
Initial Class	$23.91
Service Class	23.76

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$34,041,943
Interest income	1,163,764
Net income from securities lending	12,890
Withholding taxes on foreign income	(64,330)
Total investment income	35,154,267

Expenses:
Investment management fees	13,385,173
Distribution and service fees:
Service Class	286,857
Transfer agent costs	26,857
Trustee and CCO fees	111,352
Audit and tax fees	47,795
Custody fees	138,903
Legal fees	192,235
Printing and shareholder reports fees	49,967
Other	108,320
Total expenses	14,347,459

Net investment income (loss)	20,806,808

Net realized gain (loss) on:
Investments	94,831,534
Futures contracts	7,837,882
Net realized gain (loss)	102,669,416

Net change in unrealized appreciation (depreciation) on:
Investments	438,390,076
Futures contracts	1,967,314
Net change in unrealized appreciation (depreciation)	440,357,390
Net realized and change in unrealized gain (loss)	543,026,806
Net increase (decrease) in net assets resulting from operations	$563,833,614

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$20,806,808	$18,208,607
Net realized gain (loss)	102,669,416	109,443,876
Net change in unrealized appreciation (depreciation)	440,357,390	(552,442,850)
Net increase (decrease) in net assets resulting from operations	563,833,614	(424,790,367)

Dividends and/or distributions to shareholders:
Initial Class	(118,041,478)	(248,501,127)
Service Class	(6,321,597)	(13,827,083)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(124,363,075)	(262,328,210)

Capital share transactions:
Proceeds from shares sold:
Initial Class	250,909,778	263,253,088
Service Class	21,863,507	15,850,220
	272,773,285	279,103,308
Dividends and/or distributions reinvested:
Initial Class	118,041,478	248,501,127
Service Class	6,321,597	13,827,083
	124,363,075	262,328,210
Cost of shares redeemed:
Initial Class	(191,870,792)	(116,008,982)
Service Class	(18,470,301)	(24,794,766)
	(210,341,093)	(140,803,748)
Net increase (decrease) in net assets resulting from capital share transactions	186,795,267	400,627,770
Net increase (decrease) in net assets	626,265,806	(286,490,807)

Net assets:
Beginning of year	1,954,674,111	2,241,164,918
End of year	$2,580,939,917	$1,954,674,111

Capital share transactions - shares:
Shares issued:
Initial Class	11,661,753	10,755,250
Service Class	988,649	671,760
	12,650,402	11,427,010
Shares reinvested:
Initial Class	5,265,008	11,694,171
Service Class	283,607	654,072
	5,548,615	12,348,243
Shares redeemed:
Initial Class	(8,289,282)	(4,810,782)
Service Class	(864,337)	(1,074,367)
	(9,153,619)	(5,885,149)
Net increase (decrease) in shares outstanding:
Initial Class	8,637,479	17,638,639
Service Class	407,919	251,465
	9,045,398	17,890,104

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$19.77	$27.67	$24.07	$22.01	$19.30

Investment operations:
Net investment income (loss) (A)	0.20	0.21	0.18	0.22	0.23
Net realized and unrealized gain (loss)	5.18	(5.08)	6.83	3.98	5.41
Total investment operations	5.38	(4.87)	7.01	4.20	5.64

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.16)	(0.22)	(0.33)	(0.27)
Net realized gains	(1.06)	(2.87)	(3.19)	(1.81)	(2.66)
Total dividends and/or distributions to shareholders	(1.24)	(3.03)	(3.41)	(2.14)	(2.93)

Net asset value, end of year	$23.91	$19.77	$27.67	$24.07	$22.01

Total return	27.66%	(18.35)%	30.12%	20.16%	31.03%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,448,269	$1,852,968	$2,105,664	$1,529,426	$2,060,400
Expenses to average net assets	0.62%	0.62%	0.62%	0.65%	0.69%
Net investment income (loss) to average net assets	0.93%	0.91%	0.68%	1.03%	1.08%
Portfolio turnover rate	30%	33%	40%	45%	39%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$19.65	$27.51	$23.96	$21.93	$19.24

Investment operations:
Net investment income (loss) (A)	0.15	0.15	0.11	0.17	0.18
Net realized and unrealized gain (loss)	5.15	(5.04)	6.79	3.95	5.39
Total investment operations	5.30	(4.89)	6.90	4.12	5.57

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.10)	(0.16)	(0.28)	(0.22)
Net realized gains	(1.06)	(2.87)	(3.19)	(1.81)	(2.66)
Total dividends and/or distributions to shareholders	(1.19)	(2.97)	(3.35)	(2.09)	(2.88)

Net asset value, end of year	$23.76	$19.65	$27.51	$23.96	$21.93

Total return	27.39%	(18.55)%	29.79%	19.86%	30.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$132,671	$101,706	$135,501	$114,372	$92,928
Expenses to average net assets	0.87%	0.87%	0.87%	0.90%	0.94%
Net investment income (loss) to average net assets	0.68%	0.65%	0.43%	0.77%	0.83%
Portfolio turnover rate	30%	33%	40%	45%	39%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $16,124.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$1,267,365	$—	$—	$1,267,365
Total	$—	$—	$1,267,365	$—	$—	$1,267,365

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)

Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$7,837,882	$—	$—	$7,837,882
Total	$—	$—	$7,837,882	$—	$—	$7,837,882

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,967,314	$—	$—	$1,967,314
Total	$—	$—	$1,967,314	$—	$—	$1,967,314

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – long	$48,875,200

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.60%
Over $1 billion up to $2 billion	0.59
Over $2 billion up to $3 billion	0.56
Over $3 billion up to $4 billion	0.52
Over $4 billion	0.46

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2023
Initial Class	0.67%	May 1, 2026
Service Class	0.92	May 1, 2026
Prior to May 1, 2023
Service Class	0.96

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 755,966,343	$ —	$ 658,866,557	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,961,793,901	$ 659,390,805	$ (31,481,089)	$ 627,909,716

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 18,178,536	$ 106,184,539	$ —	$ 41,464,407	$ 220,863,803	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 25,536,178	$ 99,794,937	$ —	$ —	$ —	$ 627,909,716

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Enhanced Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $106,184,539 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Despite challenges in 2023, including regional bank stresses, U.S. debt ceiling and government shutdown worries, and geopolitical turmoil, markets finished the fiscal year ended December 31, 2023 strong. The economy’s ability to avoid a widely forecasted recession powered both stock and bond markets higher. The year was marked by a stronger than expected economy, meaningful disinflation, and a slowing of – and potential end to – U.S. Federal Reserve rate hikes.

Global stocks rallied 22.20% in 2023 as measured by the MSCI All Cap World Index, but this masks meaningful regional and sector dispersion. A rebound in U.S. tech stocks in the fiscal year – after a slump in 2022 – propelled the S&P 500® Index to gains of 26.29% during the year. However, just as tech was recovering, parts of the transportation and logistics sectors reported sharp slowdowns in earnings. While the global economy avoided recession in 2023, a number of sectors and regions endured rolling slowdowns.

Global fixed income markets experienced a comeback in 2023. After a rough go for much of the year, the year-end decline in yields drove the Bloomberg US Aggregate Bond Index to a 5.53% total return in 2023. After exhibiting weakness in the second and third quarters as interest rates rose, U.S. fixed income rallied aggressively in the fourth quarter as rates came down dramatically and credit spreads tightened. Despite the intra-year volatility, the 10-year U.S. Treasury yield ended the fiscal year about where it started.

PERFORMANCE

For the year ended December 31, 2023, Transamerica JPMorgan International Moderate Growth VP, Initial Class returned 9.16%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Bloomberg US Aggregate Bond Index, returned 18.60% and 5.53%, respectively.

STRATEGY REVIEW

Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) is a globally diversified, fund of funds that seeks to achieve its investment objective by investing its assets primarily in a mix of underlying Transamerica funds. The strategy seeks to generate consistent capital appreciation over time with some protection against volatility through asset allocation, both strategic and tactical, as well as through employing a Risk Management Framework (“RMF”). The RMF, aims to reduce the Portfolio’s equity exposure under certain market conditions. Portfolio allocations are not only adjusted based on the RMF but also on the sub-adviser’s tactical asset allocation views. These views seek to compliment the strategic asset allocation and aim to add additional returns within the Portfolio.

Tactical asset allocation was the biggest detractor over the fiscal year. The RMF and underlying fund selection also detracted. The Portfolio’s strategic asset allocation contributed to returns.

The Portfolio began 2023 with the RMF suggesting de-risking based on volatility and momentum signals. The defensive positioning led to a Portfolio allocation of approximately 58% in equities at the beginning of the year. This allocation was driven by expectations for an economic slowdown; however, the positioning detracted from performance as the U.S. economy and markets remained resilient throughout the fiscal year. By year end, the allocation to equities had increased to about 62%, spread across regions, with most of the added equity allocation going to U.S. large cap equities. The Portfolio was underweight equities for most of the year, and this detracted from performance overall as equity markets rallied.

Fixed income also increased as a percentage of the Portfolio, from approximately 9% at the beginning of 2023, to about 38% by year-end. The Portfolio was tactically short developed market government bonds, primarily German and Japanese government bonds, in the first half of the year, before exiting the positions as the year progressed.

The best performing underlying funds were Transamerica Morgan Stanley Capital Growth VP, Transamerica International Small Cap Value, and Transamerica Large Cap Value. The weakest relative performing underlying funds were Transamerica Small Cap Value, Transamerica International Focus, and Transamerica International Equity.

Matthew Cummings, CFA

Michael Feser, CFA

Jeff Geller, CFA

Grace Koo

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	9.16%	5.95%	3.60%	05/01/2006
MSCI World Index ex-U.S. (A)	18.60%	9.02%	4.85%
Bloomberg US Aggregate Bond Index (B)	5.53%	1.10%	1.81%
Service Class	8.70%	5.68%	3.33%	05/01/2006

(A) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,038.10	$1.03	$1,024.20	$1.02	0.20%
Service Class	1,000.00	1,035.50	2.31	1,022.90	2.29	0.45

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
International Equity Funds	55.1%
International Mixed Allocation Fund	17.2
U.S. Fixed Income Funds	15.7
U.S. Equity Funds	6.4
International Alternative Fund	3.0
U.S. Government Obligations	1.5
Repurchase Agreement	1.1
Net Other Assets (Liabilities) ^	0.0 *
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
INVESTMENT COMPANIES - 97.4%
International Alternative Fund - 3.0%
Transamerica Unconstrained Bond (A)	1,381,435	$ 12,225,701

International Equity Funds - 55.1%
Transamerica BlackRock Real Estate Securities VP (A)	110,148	1,070,643
Transamerica Emerging Markets Opportunities (A)	5,656	41,965
Transamerica International Equity (A)	3,443,810	69,530,527
Transamerica International Focus (A)	13,621,734	107,339,265
Transamerica International Small Cap Value (A)	3,402,533	48,111,816

		226,094,216

International Mixed Allocation Fund - 17.2%
Transamerica Aegon Bond VP (A)	7,311,125	70,771,688

U.S. Equity Funds - 6.4%
Transamerica Large Cap Value (A)	470,281	5,981,973
Transamerica WMC US Growth VP (A)	564,655	20,242,874

		26,224,847

U.S. Fixed Income Funds - 15.7%
Transamerica Core Bond (A)	1,005,387	8,766,973
Transamerica Floating Rate (A)	428,916	3,885,976
Transamerica High Yield Bond (A)	4,340,809	35,203,962
Transamerica Long Credit (A)	1,683,942	16,856,261

		64,713,172

Total Investment Companies (Cost $381,001,786)		400,029,624

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 1.5%
U.S. Treasury - 1.5%
U.S. Treasury Notes
0.88%, 01/31/2024 (B)	$ 5,628,900	$ 5,608,957
4.13%, 01/31/2025 (B)	450,000	447,223

Total U.S. Government Obligations (Cost $6,056,870)		6,056,180

REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 2.50% (C), dated 12/29/2023, to be repurchased at $4,417,527 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $4,504,684.	4,416,300	4,416,300

Total Repurchase Agreement (Cost $4,416,300)		4,416,300

Total Investments (Cost $391,474,956)		410,502,104
Net Other Assets (Liabilities) - 0.0% (D)		112,371

Net Assets - 100.0%		$ 410,614,475

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	232	03/28/2024	$25,193,487	$25,235,437	$41,950	$—
10-Year U.S. Treasury Notes	33	03/19/2024	3,635,687	3,725,391	89,704	—
CAD Currency	384	03/19/2024	28,345,263	29,040,000	694,737	—
DJ U.S. Real Estate Index	287	03/15/2024	9,863,175	10,231,550	368,375	—
FTSE 100 Index	20	03/15/2024	1,932,013	1,977,365	45,352	—
JPY Currency	120	03/18/2024	10,476,074	10,764,000	287,926	—
MSCI EAFE Index	298	03/15/2024	32,125,566	33,560,760	1,435,194	—
S&P/TSX 60 Index	169	03/14/2024	31,309,943	32,405,962	1,096,019	—
TOPIX Index	50	03/07/2024	8,294,569	8,390,071	95,502	—

Total					$4,154,759	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(57)	03/15/2024	$(13,225,731)	$(13,737,000)	$—	$(511,269)

Total Futures Contracts					$4,154,759	$(511,269)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$400,029,624	$—	$—	$400,029,624
U.S. Government Obligations	—	6,056,180	—	6,056,180
Repurchase Agreement	—	4,416,300	—	4,416,300

Total Investments	$400,029,624	$10,472,480	$—	$410,502,104

Other Financial Instruments
Futures Contracts (F)	$4,154,759	$—	$—	$4,154,759

Total Other Financial Instruments	$4,154,759	$—	$—	$4,154,759

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(511,269)	$—	$—	$(511,269)

Total Other Financial Instruments	$(511,269)	$—	$—	$(511,269)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2023	Shares as of December 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Bond VP	$2,736,155	$66,115,789	$—	$—	$1,919,744	$70,771,688	7,311,125	$599,739	$—
Transamerica BlackRock Real Estate Securities VP	9,269,949	251,021	(8,362,227)	(3,732,105)	3,644,005	1,070,643	110,148	251,021	—
Transamerica Core Bond	12,038,156	496,689	(3,956,188)	(778,580)	966,896	8,766,973	1,005,387	496,689	—
Transamerica Emerging Markets Opportunities	14,197,459	1,152	(14,287,178)	(4,064,191)	4,194,723	41,965	5,656	1,152	—
Transamerica Floating Rate	2,176,309	1,662,060	—	—	47,607	3,885,976	428,916	205,060	—
Transamerica High Yield Bond	13,871,553	19,967,744	—	—	1,364,665	35,203,962	4,340,809	1,260,249	—
Transamerica International Equity	79,707,826	2,190,089	(21,658,262)	2,804,878	6,485,996	69,530,527	3,443,810	2,190,089	—
Transamerica International Focus	124,960,428	8,426,005	(31,375,624)	2,415,523	2,912,933	107,339,265	13,621,734	3,552,214	4,873,793
Transamerica International Small Cap Value	53,574,255	1,435,695	(14,006,033)	1,241,207	5,866,692	48,111,816	3,402,533	1,435,695	—
Transamerica Large Cap Value	19,998,131	8,105,683	(22,028,640)	1,511,296	(1,604,497)	5,981,973	470,281	83,527	408,266
Transamerica Long Credit	—	15,735,138	—	—	1,121,123	16,856,261	1,683,942	82,628	—
Transamerica Unconstrained Bond	28,423,263	16,737,237	(32,696,122)	(3,327,938)	3,089,261	12,225,701	1,381,435	1,369,435	—
Transamerica WMC US Growth VP	17,217,140	8,657,954	(12,339,745)	(1,743,926)	8,451,451	20,242,874	564,655	9,907	697,679

Total	$378,170,624	$149,782,256	$(160,710,019)	$(5,673,836)	$38,460,599	$400,029,624	37,770,431	$11,537,405	$5,979,738

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $5,991,581.
(C)	Rate disclosed reflects the yield at December 31, 2023.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

DJ	Dow Jones
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Affiliated investments, at value (cost $381,001,786)	$400,029,624
Unaffiliated investments, at value (cost $6,056,870)	6,056,180
Repurchase agreement, at value (cost $4,416,300)	4,416,300
Cash	12,275
Receivables and other assets:
Shares of beneficial interest sold	1,084
Dividends from affiliated investments	324,310
Interest	29,299
Variation margin receivable on futures contracts	600,051
Total assets	411,469,123

Liabilities:
Payables and other liabilities:
Investments purchased	324,310
Shares of beneficial interest redeemed	336,596
Investment management fees	41,830
Distribution and service fees	82,280
Transfer agent costs	465
Trustee and CCO fees	107
Audit and tax fees	16,435
Custody fees	5,017
Legal fees	4,582
Printing and shareholder reports fees	37,479
Other accrued expenses	5,547
Total liabilities	854,648
Net assets	$410,614,475

Net assets consist of:
Capital stock ($0.01 par value)	$453,383
Additional paid-in capital	403,726,676
Total distributable earnings (accumulated losses)	6,434,416
Net assets	$410,614,475

Net assets by class:
Initial Class	$14,859,143
Service Class	395,755,332
Shares outstanding:
Initial Class	1,623,022
Service Class	43,715,263
Net asset value and offering price per share:
Initial Class	$9.16
Service Class	9.05

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income from affiliated investments	$11,537,405
Interest income from unaffiliated investments	662,243
Total investment income	12,199,648

Expenses:
Investment management fees	515,951
Distribution and service fees:
Service Class	1,016,408
Transfer agent costs	4,960
Trustee and CCO fees	18,106
Audit and tax fees	25,512
Custody fees	21,013
Legal fees	36,566
Printing and shareholder reports fees	109,079
Other	39,894
Total expenses	1,787,489

Net investment income (loss)	10,412,159

Net realized gain (loss) on:
Affiliated investments	(5,673,836)
Unaffiliated investments	(18,618)
Capital gain distributions received from affiliated investments	5,979,738
Futures contracts	(13,407,894)
Net realized gain (loss)	(13,120,610)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	38,460,599
Unaffiliated investments	37,498
Futures contracts	(621,091)
Translation of assets and liabilities denominated in foreign currencies	(3,636)
Net change in unrealized appreciation (depreciation)	37,873,370
Net realized and change in unrealized gain (loss)	24,752,760
Net increase (decrease) in net assets resulting from operations	$35,164,919

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$10,412,159	$6,359,417
Net realized gain (loss)	(13,120,610)	(13,745,923)
Net change in unrealized appreciation (depreciation)	37,873,370	(95,564,822)
Net increase (decrease) in net assets resulting from operations	35,164,919	(102,951,328)

Dividends and/or distributions to shareholders:
Initial Class	(237,046)	(2,064,422)
Service Class	(5,383,997)	(61,768,096)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,621,043)	(63,832,518)

Capital share transactions:
Proceeds from shares sold:
Initial Class	670,485	782,657
Service Class	1,883,911	1,772,240
	2,554,396	2,554,897
Dividends and/or distributions reinvested:
Initial Class	237,046	2,064,422
Service Class	5,383,997	61,768,096
	5,621,043	63,832,518
Cost of shares redeemed:
Initial Class	(1,514,800)	(1,435,235)
Service Class	(63,055,106)	(69,018,691)
	(64,569,906)	(70,453,926)
Net increase (decrease) in net assets resulting from capital share transactions	(56,394,467)	(4,066,511)
Net increase (decrease) in net assets	(26,850,591)	(170,850,357)

Net assets:
Beginning of year	437,465,066	608,315,423
End of year	$410,614,475	$437,465,066

Capital share transactions - shares:
Shares issued:
Initial Class	75,522	78,893
Service Class	214,283	185,861
	289,805	264,754
Shares reinvested:
Initial Class	27,215	242,873
Service Class	624,594	7,344,601
	651,809	7,587,474
Shares redeemed:
Initial Class	(172,636)	(145,843)
Service Class	(7,275,558)	(7,058,315)
	(7,448,194)	(7,204,158)
Net increase (decrease) in shares outstanding:
Initial Class	(69,899)	175,923
Service Class	(6,436,681)	472,147
	(6,506,580)	648,070

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019
Net asset value, beginning of year	$8.53	$12.01	$11.16	$9.98		$9.48

Investment operations:
Net investment income (loss) (A)	0.25	0.15	0.47	0.16		0.24
Net realized and unrealized gain (loss)	0.52	(2.23)	0.56	1.29		1.34
Total investment operations	0.77	(2.08)	1.03	1.45		1.58

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.53)	(0.18)	(0.27)		(0.24)
Net realized gains	—	(0.87)	—	(0.00	)(B)	(0.84)
Total dividends and/or distributions to shareholders	(0.14)	(1.40)	(0.18)	(0.27)		(1.08)

Net asset value, end of year	$9.16	$8.53	$12.01	$11.16		$9.98

Total return	9.16%	(17.28)%	9.25%	14.90%		17.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,859	$14,445	$18,219	$16,919		$15,762
Expenses to average net assets (C)	0.18%	0.16%	0.16%	0.16%		0.16%
Net investment income (loss) to average net assets	2.79%	1.58%	3.99%	1.69%		2.43%
Portfolio turnover rate	35%	11%	19%	19%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020		December 31, 2019
Net asset value, beginning of year	$8.43	$11.88	$11.05	$9.88		$9.38

Investment operations:
Net investment income (loss) (A)	0.21	0.13	0.42	0.13		0.21
Net realized and unrealized gain (loss)	0.53	(2.21)	0.56	1.28		1.34
Total investment operations	0.74	(2.08)	0.98	1.41		1.55

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.50)	(0.15)	(0.24)		(0.21)
Net realized gains	—	(0.87)	—	(0.00	)(B)	(0.84)
Total dividends and/or distributions to shareholders	(0.12)	(1.37)	(0.15)	(0.24)		(1.05)

Net asset value, end of year	$9.05	$8.43	$11.88	$11.05		$9.88

Total return	8.70%	(17.42)%	9.01%	14.54%		17.61%

Ratio and supplemental data:
Net assets end of year (000’s)	$395,755	$423,020	$590,096	$624,241		$624,312
Expenses to average net assets (C)	0.43%	0.41%	0.41%	0.41%		0.41%
Net investment income (loss) to average net assets	2.46%	1.29%	3.60%	1.42%		2.15%
Portfolio turnover rate	35%	11%	19%	19%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$131,655	$982,663	$3,040,441	$—	$—	$4,154,759
Total	$131,655	$982,663	$3,040,441	$—	$—	$4,154,759

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses)(A) (B)	$—	$—	$(511,269)	$—	$—	$(511,269)
Total	$—	$—	$(511,269)	$—	$—	$(511,269)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(10,266,670)	$(1,651,597)	$(1,489,627)	$—	$—	$(13,407,894)
Total	$(10,266,670)	$(1,651,597)	$(1,489,627)	$—	$—	$(13,407,894)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(306,609)	$947,576	$(1,262,058)	$—	$—	$(621,091)
Total	$(306,609)	$947,576	$(1,262,058)	$—	$—	$(621,091)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – long	$165,512,608
Average notional value of contracts – short	(85,911,905)

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying portfolio or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar portfolios.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Risk management framework risk: The Portfolio is subject to a multi-factor risk management framework that is intended to reduce equity exposure under certain market conditions. This framework may impose a maximum equity exposure limit for the Portfolio in response to individual asset class momentum signals and a portfolio level volatility signal. The framework is intended to improve the Portfolio’s absolute and risk-adjusted returns but may not work as intended. The framework may result in the Portfolio not achieving its stated asset mix goal or may cause the Portfolio to underperform, possibly significantly. Because market conditions change, sometimes rapidly and unpredictably, the success of the framework also will be subject to the sub-adviser’s ability to implement the framework in a timely and efficient manner. The framework may result in periods of underperformance, may fail to protect against market declines, may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in rising markets, may increase transaction costs at the Portfolio and/or underlying portfolio level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. The framework incorporates quantitative models and signals. If those models or signals prove to be flawed or for other reasons do not produce the desired results, any decisions made in reliance thereon may expose the Portfolio to additional risks and losses. The use of models has inherent risks, and the success of relying on or otherwise using a model depends, among other things, on the accuracy and completeness of the model’s development, implementation and maintenance; on the model’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the model. The framework also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The framework also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a risk management framework. The use of derivatives in connection with the framework may expose the Portfolio to different and potentially greater risks than if it had only invested in underlying portfolios.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2023
Initial Class	0.21%	May 1, 2024
Service Class	0.46	May 1, 2024
Prior to May 1, 2023
Initial Class	0.25
Service Class	0.50

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 132,265,113	$ 10,509,498	$ 160,710,020	$ 15,943,354

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market and futures straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 394,267,110	$ 22,679,477	$ (5,252,963)	$ 17,426,514

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 11,978,449	$ 7,192,151

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,621,043	$ —	$ —	$ 32,064,639	$ 31,767,879	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,175,384	$ —	$ (19,170,600)	$ —	$ (1,179)	$ 17,430,811

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan International Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 7,178,532	$ 352,211

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Equity markets began 2023 with a strong first quarter. Official policy rates and inflation drove market movements throughout the quarter. Overall positive economic data combined with a positive “January Effect” saw broader U.S. equities, as measured by the S&P 500® Index (“S&P 500®”), post the highest returns of the quarter in January. Inflation continued to trend downward with headline inflation cooling in February 2023. The U.S. Federal Reserve (“Fed”) raised rates by 25 basis points twice in the quarter, bringing the Fed Funds Target Rate to 4.75%-5.00% in March, which was one of the better months for the S&P 500® in the quarter, in spite of a brief regional banking crisis.

The second quarter of 2023 was fairly muted for equity markets. Repercussions of the regional banking crisis and the debt ceiling impasse between Democrats and Republicans dominated headlines. On the positive side, after nearly two years of high inflation hitting consumer wallets and contributing to a swift rise in interest rates, a sustained inflation downtrend seemed to be underway. At their June meeting, the Fed voted to leave the Federal Funds Rate unchanged at a target rate of 5.00-5.25%.

The third quarter of 2023 was a stark contrast to the first half of the year, with U.S. equity markets faltering after a very strong first half. The Fed raised its key policy rate by 25 basis points during the July meeting, taking the Federal Funds Rate to 5.25%-5.50%; thereafter, they voted to leave interest rates unchanged during their September meeting. Meanwhile, second quarter gross domestic product (“GDP”) was a bright spot, with GDP rising at a 2.40% annualized rate, outpacing expectations and the fourth consecutive quarter of growth at 2.00% or better. The speech of Fed Chairman Jerome Powell at Jackson Hole was well received by financial markets and the Fed remained data dependent with a propensity to tighten.

In October, the U.S. 10-year Treasury yield breached 5.00% for the first time since 2007, on fears of “higher for longer” rates. The fourth quarter was the strongest for the U.S. equity markets in 2023, as healthy economic fundamentals and the Fed signaling that rate hikes were likely coming to an end, fueled rallies in the equity and bond markets. During its December 2023 meeting, the Fed agreed to hold the rate steady between 5.25%-5.50% and noted that rate cuts would be likely in 2024 but the path remains uncertain.

PERFORMANCE

For the year ended December 31, 2023, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned 10.81%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 12.71%.

STRATEGY REVIEW

Weak stock selection in the consumer discretionary sector and an underweight to the industrials sector detracted from performance, while stock selection in the materials and technology sectors served as contributors.

Newell Brands, Inc. served as a top detractor in the consumer discretionary sector. Revenue trends were challenged throughout the fiscal year, with management citing inflationary pressures in combination with the normalization of the stay-at-home benefit unwinding. An undemanding valuation and the potential benefits of Newell Brands, Inc.’s productivity projects have kept us invested.

Within the materials sector, Martin Marietta Materials, Inc., a producer of construction aggregates, had been a meaningful contributor to performance. Momentum continued on the heels of another strong quarterly print, with management demonstrating an ability to raise prices. We believe that the aggregates business is a very high moat industry with elevated pricing power as individual aggregate mines face limited competition given high shipping costs, high barriers to entry and limited alternatives. Our view on Martin Marietta Materials, Inc. remains constructive given it operates in a favorable industry with a proven history of strong capital allocation.

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	10.81%	10.94%	8.01%	05/03/1999
Russell Midcap® Value Index (A)	12.71%	11.16%	8.26%
Service Class	10.57%	10.68%	7.74%	05/01/2003

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small- and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,068.60	$4.85	$1,020.50	$4.74	0.93%
Service Class	1,000.00	1,067.50	6.10	1,019.30	5.95	1.17

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Repurchase Agreement	1.6
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 98.3%
Banks - 6.6%
Fifth Third Bancorp	115,574	$3,986,147
First Citizens BancShares, Inc., Class A	2,513	3,565,872
Huntington Bancshares, Inc.	332,088	4,224,159
M&T Bank Corp.	35,599	4,879,911
Regions Financial Corp.	225,909	4,378,117

		21,034,206

Beverages - 1.6%
Constellation Brands, Inc., Class A	9,488	2,293,724
Keurig Dr. Pepper, Inc.	80,013	2,666,033

		4,959,757

Building Products - 2.5%
Carlisle Cos., Inc.	11,877	3,710,731
Fortune Brands Innovations, Inc.	56,842	4,327,950

		8,038,681

Capital Markets - 5.4%
Ameriprise Financial, Inc.	16,298	6,190,469
Northern Trust Corp.	27,849	2,349,899
Raymond James Financial, Inc.	41,060	4,578,190
State Street Corp.	52,271	4,048,912

		17,167,470

Chemicals - 1.8%
Celanese Corp.	8,606	1,337,114
RPM International, Inc.	38,947	4,347,654

		5,684,768

Communications Equipment - 0.8%
Motorola Solutions, Inc.	7,670	2,401,400

Construction Materials - 1.6%
Martin Marietta Materials, Inc.	10,179	5,078,405

Consumer Finance - 0.8%
Discover Financial Services	21,607	2,428,627

Consumer Staples Distribution & Retail - 1.8%
Kroger Co.	49,664	2,270,142
US Foods Holding Corp. (A)	75,623	3,434,040

		5,704,182

Containers & Packaging - 3.0%
Ball Corp.	38,033	2,187,658
Packaging Corp. of America	24,027	3,914,238
Silgan Holdings, Inc.	72,363	3,274,426

		9,376,322

Distributors - 1.9%
Genuine Parts Co.	15,280	2,116,280
LKQ Corp.	78,818	3,766,712

		5,882,992

Diversified REITs - 0.7%
WP Carey, Inc.	34,003	2,203,734

Electric Utilities - 3.5%
Edison International	36,871	2,635,908
PG&E Corp.	262,596	4,734,606
Xcel Energy, Inc.	61,079	3,781,401

		11,151,915

Electrical Equipment - 4.2%
Acuity Brands, Inc.	17,027	3,487,640
AMETEK, Inc.	28,347	4,674,137
Hubbell, Inc.	15,676	5,156,307

		13,318,084

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 4.7%
Amphenol Corp., Class A	33,784	$ 3,349,008
CDW Corp.	13,617	3,095,416
Jabil, Inc.	7,934	1,010,792
Teledyne Technologies, Inc. (A)	9,910	4,422,734
Zebra Technologies Corp., Class A (A)	10,951	2,993,237

		14,871,187

Entertainment - 1.1%
Liberty Media Corp. - Liberty Live, Class C (A)	29,516	1,103,603
Take-Two Interactive Software, Inc. (A)	15,118	2,433,242

		3,536,845

Financial Services - 2.0%
Fidelity National Information Services, Inc.	20,665	1,241,347
MGIC Investment Corp.	160,366	3,093,460
Voya Financial, Inc.	29,290	2,136,998

		6,471,805

Food Products - 0.7%
Post Holdings, Inc. (A)	23,553	2,074,077

Gas Utilities - 0.8%
National Fuel Gas Co.	52,170	2,617,369

Health Care Equipment & Supplies - 1.5%
Globus Medical, Inc., Class A (A)	31,001	1,652,043
Zimmer Biomet Holdings, Inc.	25,879	3,149,475

		4,801,518

Health Care Providers & Services - 5.2%
Cencora, Inc.	25,670	5,272,105
Henry Schein, Inc. (A)	56,006	4,240,214
Laboratory Corp. of America Holdings	13,544	3,078,416
Quest Diagnostics, Inc.	17,376	2,395,803
Universal Health Services, Inc., Class B	9,448	1,440,253

		16,426,791

Health Care REITs - 0.5%
Ventas, Inc.	28,665	1,428,664

Hotel & Resort REITs - 0.4%
Host Hotels & Resorts, Inc.	72,712	1,415,703

Hotels, Restaurants & Leisure - 1.9%
Darden Restaurants, Inc.	16,412	2,696,491
Expedia Group, Inc. (A)	22,839	3,466,732

		6,163,223

Household Durables - 1.2%
Mohawk Industries, Inc. (A)	25,095	2,597,332
Newell Brands, Inc.	155,551	1,350,183

		3,947,515

Household Products - 0.5%
Energizer Holdings, Inc.	50,515	1,600,315

Industrial REITs - 0.6%
Rexford Industrial Realty, Inc.	32,309	1,812,535

Insurance - 6.1%
Arch Capital Group Ltd. (A)	59,365	4,409,039
Globe Life, Inc.	18,577	2,261,192
Hartford Financial Services Group, Inc.	45,939	3,692,577
Loews Corp.	87,266	6,072,841
W.R. Berkley Corp.	42,403	2,998,740

		19,434,389

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 0.9%
IAC, Inc. (A)	54,996	$ 2,880,690

IT Services - 1.1%
GoDaddy, Inc., Class A (A)	33,661	3,573,452

Machinery - 8.9%
Dover Corp.	23,516	3,616,996
IDEX Corp.	13,676	2,969,196
ITT, Inc.	42,389	5,057,855
Lincoln Electric Holdings, Inc.	22,215	4,830,874
Middleby Corp. (A)	26,074	3,837,311
Snap-on, Inc.	18,060	5,216,450
Timken Co.	34,204	2,741,451

		28,270,133

Media - 0.9%
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	99,655	2,868,071

Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	30,345	1,291,787

Multi-Utilities - 3.1%
CMS Energy Corp.	85,980	4,992,859
WEC Energy Group, Inc.	56,927	4,791,545

		9,784,404

Office REITs - 0.7%
Boston Properties, Inc.	30,622	2,148,746

Oil, Gas & Consumable Fuels - 3.6%
Coterra Energy, Inc.	108,465	2,768,027
Diamondback Energy, Inc.	25,574	3,966,016
Williams Cos., Inc.	134,443	4,682,649

		11,416,692

Pharmaceuticals - 0.8%
Jazz Pharmaceuticals PLC (A)	20,869	2,566,887

Real Estate Management & Development - 0.9%
CBRE Group, Inc., Class A (A)	28,917	2,691,883

Residential REITs - 3.2%
American Homes 4 Rent, , Class A	76,732	2,759,283
AvalonBay Communities, Inc.	12,571	2,353,543
Essex Property Trust, Inc.	6,311	1,564,749
Mid-America Apartment Communities, Inc.	12,999	1,747,845
Sun Communities, Inc.	13,364	1,786,099

		10,211,519

	Shares	Value
COMMON STOCKS (continued)
Retail REITs - 2.4%
Brixmor Property Group, Inc.	53,558	$ 1,246,295
Federal Realty Investment Trust	14,436	1,487,630
Kimco Realty Corp.	117,562	2,505,246
Regency Centers Corp.	35,629	2,387,143

		7,626,314

Semiconductors & Semiconductor Equipment - 0.9%
Microchip Technology, Inc.	31,740	2,862,313

Specialized REITs - 2.0%
Rayonier, Inc.	87,585	2,926,215
Weyerhaeuser Co.	97,959	3,406,034

		6,332,249

Specialty Retail - 2.7%
AutoZone, Inc. (A)	1,371	3,544,871
Bath & Body Works, Inc.	61,812	2,667,806
Best Buy Co., Inc.	27,929	2,186,282

		8,398,959

Textiles, Apparel & Luxury Goods - 2.4%
Carter’s, Inc.	39,173	2,933,666
Ralph Lauren Corp.	17,976	2,592,139
Tapestry, Inc.	56,753	2,089,078

		7,614,883

Total Common Stocks (Cost $267,638,305)		311,571,461

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $5,099,568 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $5,200,193.	$5,098,152	5,098,152

Total Repurchase Agreement (Cost $5,098,152)		5,098,152

Total Investments (Cost $272,736,457)		316,669,613
Net Other Assets (Liabilities) - 0.1%		384,372

Net Assets - 100.0%		$317,053,985

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$311,571,461	$—	$—	$311,571,461
Repurchase Agreement	—	5,098,152	—	5,098,152

Total Investments	$311,571,461	$5,098,152	$—	$316,669,613

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $267,638,305)	$311,571,461
Repurchase agreement, at value (cost $5,098,152)	5,098,152
Receivables and other assets:
Shares of beneficial interest sold	66,746
Dividends	671,676
Interest	1,062
Total assets	317,409,097

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	25,703
Investment management fees	223,364
Distribution and service fees	49,296
Transfer agent costs	389
Trustee and CCO fees	89
Audit and tax fees	18,509
Custody fees	6,389
Legal fees	4,057
Printing and shareholder reports fees	21,939
Other accrued expenses	5,377
Total liabilities	355,112
Net assets	$317,053,985

Net assets consist of:
Capital stock ($0.01 par value)	$223,725
Additional paid-in capital	230,599,802
Total distributable earnings (accumulated losses)	86,230,458
Net assets	$317,053,985
Net assets by class:
Initial Class	$80,441,211
Service Class	236,612,774
Shares outstanding:
Initial Class	5,554,211
Service Class	16,818,337
Net asset value and offering price per share:
Initial Class	$14.48
Service Class	14.07

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$6,708,050
Interest income	209,090
Net income from securities lending	1,395
Total investment income	6,918,535

Expenses:
Investment management fees	3,020,873
Distribution and service fees:
Service Class	581,522
Transfer agent costs	4,220
Trustee and CCO fees	16,267
Audit and tax fees	23,268
Custody fees	27,170
Legal fees	48,939
Printing and shareholder reports fees	67,965
Other	33,549
Total expenses	3,823,773

Net investment income (loss)	3,094,762

Net realized gain (loss) on:
Investments	39,876,868

Net change in unrealized appreciation (depreciation) on:
Investments	(6,268,729)
Net realized and change in unrealized gain (loss)	33,608,139
Net increase (decrease) in net assets resulting from operations	$36,702,901

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$3,094,762	$4,640,372
Net realized gain (loss)	39,876,868	33,160,763
Net change in unrealized appreciation (depreciation)	(6,268,729)	(83,990,222)
Net increase (decrease) in net assets resulting from operations	36,702,901	(46,189,087)

Dividends and/or distributions to shareholders:
Initial Class	(12,473,236)	(46,076,031)
Service Class	(24,604,745)	(50,321,450)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(37,077,981)	(96,397,481)

Capital share transactions:
Proceeds from shares sold:
Initial Class	23,090,348	5,240,514
Service Class	7,766,899	16,125,066
	30,857,247	21,365,580
Dividends and/or distributions reinvested:
Initial Class	12,473,236	46,076,031
Service Class	24,604,745	50,321,450
	37,077,981	96,397,481
Cost of shares redeemed:
Initial Class	(192,211,978)	(11,992,926)
Service Class	(36,678,211)	(46,145,581)
	(228,890,189)	(58,138,507)
Net increase (decrease) in net assets resulting from capital share transactions	(160,954,961)	59,624,554
Net increase (decrease) in net assets	(161,330,041)	(82,962,014)

Net assets:
Beginning of year	478,384,026	561,346,040
End of year	$317,053,985	$478,384,026

Capital share transactions - shares:
Shares issued:
Initial Class	1,669,930	342,204
Service Class	545,147	903,030
	2,215,077	1,245,234
Shares reinvested:
Initial Class	924,628	3,071,735
Service Class	1,876,792	3,441,960
	2,801,420	6,513,695
Shares redeemed:
Initial Class	(13,168,551)	(637,682)
Service Class	(2,645,463)	(2,721,570)
	(15,814,014)	(3,359,252)
Net increase (decrease) in shares outstanding:
Initial Class	(10,573,993)	2,776,257
Service Class	(223,524)	1,623,420
	(10,797,517)	4,399,677

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$14.62	$19.74	$15.64	$16.28	$14.44

Investment operations:
Net investment income (loss) (A)	0.13	0.18	0.13	0.16	0.19
Net realized and unrealized gain (loss)	1.33	(1.72)	4.41	(0.08)	3.42
Total investment operations	1.46	(1.54)	4.54	0.08	3.61

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.15)	(0.14)	(0.18)	(0.24)
Net realized gains	(1.38)	(3.43)	(0.30)	(0.54)	(1.53)
Total dividends and/or distributions to shareholders	(1.60)	(3.58)	(0.44)	(0.72)	(1.77)

Net asset value, end of year	$14.48	$14.62	$19.74	$15.64	$16.28

Total return	10.81%	(8.23)%	29.19%	1.35%	26.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$80,441	$235,756	$263,545	$199,873	$230,002
Expenses to average net assets	0.91%	0.87%	0.87%	0.88%	0.87%
Net investment income (loss) to average net assets	0.93%	1.05%	0.68%	1.14%	1.15%
Portfolio turnover rate	18%	15%	45%	22%	14%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$14.24	$19.31	$15.32	$15.97	$14.18

Investment operations:
Net investment income (loss) (A)	0.12	0.13	0.08	0.12	0.14
Net realized and unrealized gain (loss)	1.27	(1.67)	4.32	(0.09)	3.37
Total investment operations	1.39	(1.54)	4.40	0.03	3.51

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.10)	(0.11)	(0.14)	(0.19)
Net realized gains	(1.38)	(3.43)	(0.30)	(0.54)	(1.53)
Total dividends and/or distributions to shareholders	(1.56)	(3.53)	(0.41)	(0.68)	(1.72)

Net asset value, end of year	$14.07	$14.24	$19.31	$15.32	$15.97

Total return	10.57%	(8.43)%	28.84%	1.03%	25.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$236,613	$242,628	$297,801	$251,374	$258,115
Expenses to average net assets	1.16%	1.12%	1.12%	1.13%	1.12%
Net investment income (loss) to average net assets	0.83%	0.81%	0.43%	0.88%	0.90%
Portfolio turnover rate	18%	15%	45%	22%	14%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $6,320.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Medium capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $100 million	0.88%
Over $100 million up to $550 million	0.83
Over $550 million up to $750 million	0.79
Over $750 million up to $1 billion	0.77
Over $1 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.93%	May 1, 2024
Service Class	1.17	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 64,689,059	$ —	$ 249,557,293	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (12,902)	$ 12,902

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 274,693,111	$ 52,644,203	$ (10,667,701)	$ 41,976,502

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,333,073	$ 31,744,908	$ —	$ 11,236,124	$ 85,161,357	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,334,773	$ 40,919,183	$ —	$ —	$ —	$ 41,976,502

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $31,744,908 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on December 13-14, 2023, the Board considered the termination of J.P. Morgan Investment Management Inc. (“J.P. Morgan”) as sub-adviser to Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) and the approval of the proposed sub-advisory agreement (the “TS&W Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Thompson, Siegel & Walmsley LLC (“TS&W”) with respect to the Portfolio, as well as the approval of a revised management fee schedule for the Portfolio, both to take effect on or about May 1, 2024.

Following its review and consideration, the Board determined that the terms of the TS&W Sub-Advisory Agreement were reasonable and that the termination of J.P. Morgan as sub-adviser to the Portfolio and the approval of the TS&W Sub-Advisory Agreement were in the best interests of the Portfolio and its contract holders. The Board, including the independent members of the Board (the “Independent Board Members”), authorized TAM to terminate the sub-advisory agreement with J.P. Morgan and unanimously approved the TS&W Sub-Advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for the Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and TS&W certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed TS&W Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolio and from TS&W as part of their regular oversight of other funds sub-advised by TS&W, and knowledge they gained over time through meeting with TAM and TS&W. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or TS&W present and were represented throughout the process by their independent legal counsel. In considering whether to approve the TS&W Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by TS&W under the TS&W Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and TS&W regarding the operations, facilities, organization and personnel of TS&W, the ability of TS&W to perform its duties under the TS&W Sub-Advisory Agreement, and the proposed changes to the Portfolio’s principal investment strategies. The Board Members further considered that (i) TS&W is an experienced asset management firm; (ii) TAM is recommending that TS&W be appointed as sub-adviser to the Portfolio; and (iii) TAM believes that TS&W has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on TAM’s assessment of TS&W’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered TS&W’s proposed responsibilities and experience with the Portfolio’s proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the TS&W Sub-Advisory Agreement nor the approval of the revised management fee schedule was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolio and its contract holders, including compliance services. Based on these and other considerations, the Board Members determined that TS&W can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that TS&W’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolio.

Investment Performance

The Board Members considered TS&W’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolio for the past 1-, 3- and 5- year periods ended September 30, 2023 as compared to: (i) the historical performance of Transamerica Mid Cap Value Opportunities, a series of Transamerica Funds sub-advised by TS&W that uses the same strategy as that proposed for the Portfolio; (ii) the Portfolio’s benchmark; and (iii) the Portfolio’s Morningstar peer group median. The Board Members noted that Transamerica Mid Cap Value Opportunities outperformed the Portfolio and the Portfolio’s benchmark over the past 1-, 3- and 5-year periods. The Board also noted that Transamerica Mid Cap Value Opportunities outperformed the Portfolio’s Morningstar peer group median over the past 3- and 5-year periods and underperformed the Morningstar peer group median over the past 1-year period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by TS&W, the Board concluded that TS&W is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Mid Cap Value VP

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Management and Sub-Advisory Fees and Total Expense Ratio

The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for the Portfolio. The Board Members noted that the Fee Changes would result in lower management and sub-advisory fees as of September 30, 2023, resulting in immediate savings for current contract holders as well as additional savings as the Portfolio’s assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of the Portfolio, based on the annual fund operating expenses disclosed in the current prospectus and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fee and the total expense ratios of the Portfolio’s Initial Class and Service Class shares would be below the Lipper and Morningstar peer group medians.

The Board Members considered that the revised asset weighted management fee would be lower than the current management fee at the Portfolio’s current asset level. The Board Members also considered that TAM had negotiated with TS&W to have the Portfolio’s assets aggregated with the assets of Transamerica Mid Cap Value Opportunities and the portion of the assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP that are sub-advised by TS&W, for purposes of computing breakpoints in the new sub-advisory fee schedule and a sub-advisory fee discount when the assets of these mandates, in the aggregate, exceed a specified level. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of the Portfolio is expected to decrease. The Board Members noted that as the Portfolio grows in size, the revised management schedule has the potential to result in additional savings for investors.

The Board Members considered the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to TS&W and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of contract holders, and that the expense limit applicable to each class of the Portfolio under this arrangement would be lowered. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability

With respect to TS&W, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiations between TAM and TS&W, which is not affiliated with TAM and would be paid by TAM and not the Portfolio. As a result, the Board did not consider TS&W’s anticipated profitability to be material to its decision to approve the TS&W Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets as of September 30, 2023, there was expected to be an increase in the net management fee retained by TAM for the Portfolio. The Board considered TAM’s view that the Portfolio’s revised net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale

In evaluating the extent to which the Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule would benefit contract holders as the Portfolio grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to TS&W, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by TS&W from its relationship with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with TS&W or the Portfolio, and that TAM believes the use of soft dollars by TS&W is generally appropriate and in the best interests of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the TS&W Sub-Advisory Agreement was in the best interests of the Portfolio and its contract holders and voted to approve the revised management fee schedule and the TS&W Sub-Advisory Agreement.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Despite challenges in 2023 including regional bank stresses, U.S. debt ceiling and government shutdown worries, and geopolitical turmoil, markets finished the fiscal year ended December 31, 2023 strong. The economy’s ability to avoid a widely forecasted recession powered both stock and bond markets higher. The year was marked by a stronger than expected economy, meaningful disinflation, and a slowing of – and potential end to – U.S. Federal Reserve rate hikes.

Global stocks rallied 22.20% in 2023 as measured by the MSCI All Cap World Index, but this masks meaningful regional and sector dispersion. A rebound in U.S. tech stocks in the fiscal year – after a slump in 2022 – propelled the S&P 500® Index to gains of 26.29% during the year. However, just as tech was recovering, parts of the transportation and logistics sectors reported sharp slowdowns in earnings. While the global economy avoided recession in 2023, a number of sectors and regions endured rolling slowdowns.

Global fixed income markets experienced a comeback in 2023. After a rough go for much of the year, the year-end decline in yields drove the Bloomberg U.S. Aggregate Bond Index to a 5.53% total return in 2023. After exhibiting weakness in the second and third quarters as interest rates rose, U.S. fixed income rallied aggressively in the fourth quarter as rates came down dramatically and credit spreads tightened. Despite the intra-year volatility, the 10-year U.S. Treasury yield ended the fiscal year about where it started.

PERFORMANCE

For the year ended December 31, 2023, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned 8.90%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 3000® Index and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark, returned 5.53%, 25.96% and 10.06%, respectively.

STRATEGY REVIEW

Underlying fund selection contributed positively to performance during the year, while asset allocation decisions detracted.

Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) came into 2023 with approximately 22% allocated to equities, and this peaked near 31% by the end of the fiscal year. The majority of the increased equity allocation came from moving to an overweight position in U.S. small caps, emerging markets equities, and global equities overall. The Portfolio was short Europe ex-UK and Japan equities for much of the year, which detracted from the Portfolio’s performance. The Portfolio increased the allocation slightly to emerging markets near year-end.

In fixed income holdings, longer than benchmark duration positioning detracted from performance throughout most of the year as interest rates continued to rise before rapidly falling in the final two months of 2023. The overweight to duration was spread across U.S. and developed international bonds.

The Portfolio invests primarily into underlying J.P. Morgan strategies which are managed by various, experienced teams within J.P. Morgan. The overall performance of the strategies contributed to performance during the fiscal year. Underlying fund outperformance was led by the Investment Grade Credit and Global Select strategies. The largest detractors were the U.S. Government Bond and Agency strategy and the U.S. Securitized ex Non-Agency Mortgage-Backed Securities strategy.

Michael Feser, CFA

Gary Herbert, CFA

Morgan Moriarty, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	8.90%	4.17%	3.71%	03/01/1994
Bloomberg US Aggregate Bond Index (A)	5.53%	1.10%	1.81%

Russell 3000® Index (B)	25.96%	15.16%	11.48%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark (A) (C) (D)	10.06%	4.30%	3.93%
Service Class	8.57%	3.90%	3.44%	05/01/2003

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: 75% Bloomberg US Aggregate Bond Index and 25% MSCI World Index.

(D) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Applying the ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,050.70	$3.98	$1,021.30	$3.92	0.77%
Service Class	1,000.00	1,049.10	5.27	1,020.10	5.19	1.02

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	31.1%
U.S. Government Agency Obligations	22.8
Corporate Debt Securities	21.1
U.S. Government Obligations	19.6
Repurchase Agreement	4.1
Asset-Backed Securities	0.4
Short-Term U.S. Government Obligations	0.4
Other Investment Company	0.4
Foreign Government Obligations	0.2
Mortgage-Backed Securities	0.2
Investment Company	0.1
Net Other Assets (Liabilities) ^	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 0.4%
American Homes 4 Rent Trust Series 2015-SFR1, Class A, 3.47%, 04/17/2052 (A)	$208,984	$203,158
Consumer Receivables Asset Investment Trust Series 2021-1, Class A1X, 3-Month Term SOFR + 3.75%, 9.06% (B), 12/15/2024 (A)	166,207	166,357
COOF Securitization Trust Ltd., Interest Only STRIPS Series 2014-1, Class A, 3.01% (B), 06/25/2040 (A)	48,895	3,867
CoreVest American Finance Ltd. Series 2019-3, Class A, 2.71%, 10/15/2052 (A)	482,662	466,614
Goodgreen Trust Series 2017, Class R1, 5.00%, 10/20/2051	757	710
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.98% (B), 08/25/2038 (A)	172,036	3,195
Series 2013-2, Class A,
1.72% (B), 03/25/2039 (A)	162,114	5,110
Series 2014-2, Class A,
2.39% (B), 04/25/2040 (A)	56,784	3,678
LFT CRE Ltd. Series 2021-FL1, Class C, 1-Month Term SOFR + 2.06%, 7.43% (B), 06/15/2039 (A)	1,420,000	1,374,339
NRZ Excess Spread-Collateralized Notes
Series 2021-FHT1, Class A,
3.10%, 07/25/2026 (A)	981,092	911,486
Series 2021-FNT2, Class A,
3.23%, 05/25/2026 (A)	564,406	524,068
P4 SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026	1,000,000	953,800
SART Series 2018-1, 4.75%, 06/15/2025	105,665	105,306

Total Asset-Backed Securities (Cost $5,093,456)		4,721,688

CORPORATE DEBT SECURITIES - 21.1%
Australia - 0.2%
BHP Billiton Finance USA Ltd. 5.25%, 09/08/2030 - 09/08/2033	634,000	658,284
Commonwealth Bank of Australia 3.78%, 03/14/2032 (A)	375,000	328,644
National Australia Bank Ltd. 2.33%, 08/21/2030 (A)	415,000	338,552
Newmont Corp./Newcrest Finance Pty. Ltd. 3.25%, 05/13/2030 (A)	305,000	275,016
Santos Finance Ltd.
3.65%, 04/29/2031 (A)	352,000	306,791
6.88%, 09/19/2033 (A)	359,000	380,739

		2,288,026

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Brazil - 0.0% (C)
Vale Overseas Ltd. 6.13%, 06/12/2033	$ 115,000	$ 119,339

Canada - 0.4%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (A)	745,581	685,790
Barrick Gold Corp. 6.45%, 10/15/2035	69,000	76,172
Canadian Pacific Railway Co.
2.05%, 03/05/2030	443,000	379,707
3.10%, 12/02/2051	189,000	137,169
3.50%, 05/01/2050	200,000	154,190
4.70%, 05/01/2048	285,000	259,896
Enbridge, Inc. Fixed until 10/15/2028, 8.25% (B), 01/15/2084	457,000	471,545
Federation des Caisses Desjardins du Quebec 5.70%, 03/14/2028 (A)	330,000	339,884
Fortis, Inc. 3.06%, 10/04/2026	726,000	688,044
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (B), 02/24/2032	228,000	214,786
Rogers Communications, Inc. 3.80%, 03/15/2032	362,000	333,502
Royal Bank of Canada 6.00%, 11/01/2027	452,000	473,879
Suncor Energy, Inc. 7.88%, 06/15/2026	51,000	54,087

		4,268,651

Cayman Islands - 0.3%
Avolon Holdings Funding Ltd.
2.13%, 02/21/2026 (A)	264,000	244,720
2.75%, 02/21/2028 (A)	860,000	764,530
2.88%, 02/15/2025 (A)	391,000	377,179
3.25%, 02/15/2027 (A)	106,000	98,105
4.25%, 04/15/2026 (A)	391,000	377,799
4.38%, 05/01/2026 (A)	373,000	361,040
5.50%, 01/15/2026 (A)	168,000	166,964
6.38%, 05/04/2028 (A)	380,000	387,833

		2,778,170

Colombia - 0.0% (C)
Ecopetrol SA 4.13%, 01/16/2025	92,000	89,881

Denmark - 0.1%
Danske Bank AS
Fixed until 04/01/2027, 4.30% (B), 04/01/2028 (A)	225,000	218,194
Fixed until 09/22/2025, 6.26% (B), 09/22/2026 (A)	350,000	356,086

		574,280

Finland - 0.0% (C)
Nordea Bank Abp Fixed until 09/13/2028, 4.63% (B), 09/13/2033 (A)	270,000	254,033

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
France - 0.8%
Banque Federative du Credit Mutuel SA 5.79%, 07/13/2028 (A)	$ 905,000	$ 935,288
BNP Paribas SA
Fixed until 09/30/2027, 1.90% (B), 09/30/2028 (A)	750,000	666,681
Fixed until 06/12/2028, 5.34% (B), 06/12/2029 (A)	820,000	832,533
BPCE SA
Fixed until 10/06/2025, 1.65% (B), 10/06/2026 (A)	935,000	870,315
Fixed until 10/19/2031, 3.12% (B), 10/19/2032 (A)	250,000	204,204
3.38%, 12/02/2026	270,000	260,172
Fixed until 01/18/2026, 5.98% (B), 01/18/2027 (A)	250,000	252,047
Fixed until 10/19/2028, 6.71% (B), 10/19/2029 (A)	910,000	959,023
Fixed until 10/19/2033, 7.00% (B), 10/19/2034 (A)	535,000	581,602
Credit Agricole SA Fixed until 10/03/2028, 6.32% (B), 10/03/2029 (A)	315,000	330,418
Electricite de France SA
5.70%, 05/23/2028 (A)	275,000	284,802
6.25%, 05/23/2033 (A) (D)	350,000	379,476
6.90%, 05/23/2053 (A)	450,000	510,609
Societe Generale SA
Fixed until 06/09/2026, 1.79% (B), 06/09/2027 (A)	700,000	637,351
Fixed until 01/19/2027, 2.80% (B), 01/19/2028 (A)	409,000	377,120
TotalEnergies Capital International SA 2.99%, 06/29/2041	484,000	377,546

		8,459,187

Germany - 0.2%
Deutsche Bank AG
Fixed until 11/24/2025, 2.13% (B), 11/24/2026	450,000	421,892
Fixed until 11/16/2026, 2.31% (B), 11/16/2027	460,000	420,819
Fixed until 11/20/2028, 6.82% (B), 11/20/2029	555,000	584,888
Fixed until 07/13/2026, 7.15% (B), 07/13/2027	460,000	477,590

		1,905,189

Ireland - 0.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45%, 10/29/2026	584,000	540,794
3.00%, 10/29/2028	990,000	904,859
3.30%, 01/30/2032	364,000	317,164
6.10%, 01/15/2027	255,000	260,567
AIB Group PLC Fixed until 09/13/2028, 6.61% (B), 09/13/2029 (A)	275,000	289,893
Bank of Ireland Group PLC Fixed until 09/16/2025, 6.25% (B), 09/16/2026 (A)	330,000	333,482

		2,646,759

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Italy - 0.2%
Eni SpA
4.25%, 05/09/2029 (A) (D)	$ 206,000	$ 200,804
5.70%, 10/01/2040 (A)	150,000	145,979
Intesa Sanpaolo SpA
Fixed until 06/01/2041, 4.95% (B), 06/01/2042 (A)	310,000	221,014
6.63%, 06/20/2033 (A)	930,000	955,194
7.20%, 11/28/2033 (A)	375,000	400,548
UniCredit SpA Fixed until 06/03/2026, 1.98% (B), 06/03/2027 (A)	480,000	439,062

		2,362,601

Japan - 0.1%
Mitsubishi UFJ Financial Group, Inc. Fixed until 07/20/2026, 1.54% (B), 07/20/2027	760,000	694,761

Jersey, Channel Islands - 0.0% (C)
Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040 (A)	279,936	230,326

Mexico - 0.1%
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032	200,000	159,077
Mexico City Airport Trust 5.50%, 07/31/2047 (A)	200,000	172,000
Petroleos Mexicanos 6.50%, 03/13/2027	280,000	260,920

		591,997

Multi-National - 0.2%
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL
6.75%, 03/15/2034 (A)	242,000	254,013
7.25%, 11/15/2053 (A)	478,000	519,415
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.50%, 05/11/2031	765,000	650,521
2.65%, 02/15/2032	507,000	427,901

		1,851,850

Netherlands - 0.3%
ABN AMRO Bank NV Fixed until 09/18/2026, 6.34% (B), 09/18/2027 (A)	300,000	306,807
Braskem Netherlands Finance BV 7.25%, 02/13/2033 (A)	248,000	208,832
Cooperatieve Rabobank UA 3.75%, 07/21/2026	960,000	919,544
ENEL Finance International NV
1.88%, 07/12/2028 (A)	200,000	174,809
2.25%, 07/12/2031 (A)	200,000	162,809
3.50%, 04/06/2028 (A)	200,000	187,555
5.00%, 06/15/2032 (A)	690,000	674,156
Shell International Finance BV 4.55%, 08/12/2043	16,000	15,168

		2,649,680

Norway - 0.2%
Aker BP ASA
3.10%, 07/15/2031 (A)	383,000	328,134
5.60%, 06/13/2028 (A)	295,000	300,982
6.00%, 06/13/2033 (A)	380,000	395,436

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Norway (continued)
DNB Bank ASA Fixed until 10/09/2025, 5.90% (B), 10/09/2026 (A)	$ 830,000	$ 838,035

		1,862,587

Panama - 0.0% (C)
Banco Nacional de Panama 2.50%, 08/11/2030 (A)	300,000	221,790

Saudi Arabia - 0.0% (C)
Saudi Arabian Oil Co. 1.63%, 11/24/2025 (A)	200,000	188,007

Singapore - 0.1%
Pfizer Investment Enterprises Pte. Ltd.
4.75%, 05/19/2033	438,000	439,071
5.30%, 05/19/2053	61,000	62,520
5.34%, 05/19/2063	101,000	102,444

		604,035

Spain - 0.5%
Banco Bilbao Vizcaya Argentaria SA
Fixed until 11/15/2033, 7.88% (B), 11/15/2034	400,000	436,099
Fixed until 03/19/2029 (E), 9.38% (B)	400,000	427,834
Banco Santander SA
Fixed until 09/14/2026, 1.72% (B), 09/14/2027	600,000	542,842
6.92%, 08/08/2033	200,000	213,675
6.94%, 11/07/2033	400,000	444,618
Fixed until 11/21/2028 (E), 9.63% (B)	600,000	642,945
Fixed until 05/21/2033 (E), 9.63% (B)	400,000	437,000
CaixaBank SA
Fixed until 01/18/2028, 6.21% (B), 01/18/2029 (A)	545,000	556,330
Fixed until 09/13/2026, 6.68% (B), 09/13/2027 (A)	395,000	405,079
Fixed until 09/13/2033, 6.84% (B), 09/13/2034 (A)	645,000	682,286
Telefonica Emisiones SA 5.21%, 03/08/2047	320,000	297,225

		5,085,933

Sweden - 0.0% (C)
Svenska Handelsbanken AB 5.50%, 06/15/2028 (A)	480,000	488,179

Switzerland - 0.2%
Credit Suisse AG 7.50%, 02/15/2028	825,000	904,351
UBS Group AG
Fixed until 06/05/2025, 2.19% (B), 06/05/2026 (A)	250,000	237,791
Fixed until 12/22/2026, 6.33% (B), 12/22/2027 (A)	765,000	788,854
Fixed until 11/13/2028 (E), 9.25% (A) (B)	200,000	215,797
Fixed until 11/13/2033 (E), 9.25% (A) (B)	200,000	221,654

		2,368,447

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom - 1.0%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	$ 250,000	$ 240,319
AstraZeneca PLC 6.45%, 09/15/2037	95,000	111,315
Barclays PLC
Fixed until 05/09/2026, 5.83% (B), 05/09/2027	643,000	648,937
Fixed until 09/13/2028, 6.49% (B), 09/13/2029	385,000	401,160
BP Capital Markets PLC Fixed until 03/22/2030 (E), 4.88% (B)	330,000	313,665
HSBC Holdings PLC
Fixed until 08/17/2028, 2.21% (B), 08/17/2029	830,000	725,199
Fixed until 11/22/2026, 2.25% (B), 11/22/2027	590,000	541,789
Fixed until 08/14/2026, 5.89% (B), 08/14/2027	580,000	588,376
Fixed until 03/09/2028, 6.16% (B), 03/09/2029	355,000	366,740
Fixed until 03/09/2033, 6.25% (B), 03/09/2034	685,000	729,528
Fixed until 11/03/2027, 7.39% (B), 11/03/2028	485,000	520,093
Imperial Brands Finance PLC 3.50%, 07/26/2026 (A)	612,000	584,028
Nationwide Building Society Fixed until 10/18/2026, 6.56% (B), 10/18/2027 (A)	695,000	718,983
NatWest Group PLC
Fixed until 05/22/2027, 3.07% (B), 05/22/2028	690,000	641,226
Fixed until 09/13/2028, 5.81% (B), 09/13/2029	415,000	425,899
Fixed until 12/29/2025 (E), 6.00% (B)	370,000	357,741
Santander UK Group Holdings PLC Fixed until 11/21/2025, 6.83% (B), 11/21/2026	885,000	901,443
Standard Chartered PLC
Fixed until 02/08/2027, 6.75% (B), 02/08/2028 (A)	280,000	288,577
Fixed until 02/08/2029, 7.02% (B), 02/08/2030 (A)	915,000	966,604

		10,071,622

United States - 16.0%
7-Eleven, Inc.
2.50%, 02/10/2041 (A)	219,000	151,637
2.80%, 02/10/2051 (A)	260,000	167,887
AbbVie, Inc.
4.05%, 11/21/2039	977,000	885,486
4.25%, 11/21/2049	122,000	109,088
4.40%, 11/06/2042	181,000	168,445
4.50%, 05/14/2035	157,000	153,904
4.63%, 10/01/2042	484,000	459,229
AES Corp.
3.30%, 07/15/2025 (A)	193,000	185,882
5.45%, 06/01/2028	701,000	713,195

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Aetna, Inc.
3.88%, 08/15/2047	$ 408,000	$ 320,219
4.13%, 11/15/2042	262,000	217,465
6.75%, 12/15/2037	225,000	253,017
Albemarle Corp. 4.65%, 06/01/2027	49,000	48,144
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
4.88%, 02/15/2030 (A)	578,000	553,829
5.88%, 02/15/2028 (A)	88,000	88,141
Alcon Finance Corp. 3.00%, 09/23/2029 (A)	215,000	195,901
Alexandria Real Estate Equities, Inc. 5.15%, 04/15/2053	89,000	86,210
Alliant Energy Finance LLC
1.40%, 03/15/2026 (A)	76,000	68,956
5.95%, 03/30/2029 (A)	577,000	600,568
Altria Group, Inc.
2.45%, 02/04/2032	39,000	31,852
3.40%, 02/04/2041	529,000	389,000
6.88%, 11/01/2033	385,000	424,528
Amazon.com, Inc.
2.50%, 06/03/2050	142,000	94,762
2.70%, 06/03/2060	145,000	96,411
3.10%, 05/12/2051	200,000	149,342
3.88%, 08/22/2037	663,000	616,633
3.95%, 04/13/2052	140,000	123,057
American Airlines Pass-Through Trust
3.38%, 11/01/2028	172,579	158,113
3.95%, 01/11/2032	46,410	41,223
4.10%, 07/15/2029	217,394	200,349
American Tower Corp. 2.75%, 01/15/2027	515,000	483,054
Amgen, Inc.
2.45%, 02/21/2030	646,000	573,593
2.80%, 08/15/2041	380,000	277,156
4.20%, 02/22/2052	408,000	346,697
4.66%, 06/15/2051	180,000	164,251
4.88%, 03/01/2053	175,000	164,208
5.25%, 03/02/2033	176,000	180,697
5.65%, 03/02/2053	265,000	280,051
Amphenol Corp. 2.20%, 09/15/2031	460,000	387,770
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036	899,000	899,547
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	194,000	194,118
Anheuser-Busch InBev Worldwide, Inc.
4.35%, 06/01/2040	165,000	154,705
4.38%, 04/15/2038	309,000	293,821
Apple, Inc.
2.70%, 08/05/2051	560,000	387,045
2.80%, 02/08/2061	60,000	41,078
AT&T, Inc.
2.55%, 12/01/2033	1,020,000	832,138
3.50%, 09/15/2053	100,000	72,899

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
AT&T, Inc. (continued)
3.55%, 09/15/2055	$ 390,000	$ 281,960
3.65%, 09/15/2059	388,000	279,277
3.80%, 12/01/2057	177,000	132,163
5.40%, 02/15/2034	596,000	615,904
Bank of America Corp.
Fixed until 07/23/2030, 1.90% (B), 07/23/2031	252,000	206,501
Fixed until 10/24/2030, 1.92% (B), 10/24/2031	252,000	204,909
Fixed until 03/11/2031, 2.65% (B), 03/11/2032	159,000	134,457
Fixed until 06/19/2040, 2.68% (B), 06/19/2041	78,000	56,049
Fixed until 10/22/2029, 2.88% (B), 10/22/2030	1,285,000	1,141,182
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	1,252,000	1,178,818
Fixed until 07/21/2027, 3.59% (B), 07/21/2028	193,000	183,194
Fixed until 04/24/2027, 3.71% (B), 04/24/2028	678,000	647,953
Fixed until 01/20/2027, 3.82% (B), 01/20/2028	1,725,000	1,658,410
Fixed until 02/07/2029, 3.97% (B), 02/07/2030	675,000	639,554
Fixed until 01/27/2027 (E), 4.38% (B)	217,000	193,354
Fixed until 04/27/2027, 4.38% (B), 04/27/2028	214,000	209,251
Fixed until 04/25/2028, 5.20% (B), 04/25/2029	825,000	830,778
Fixed until 04/25/2033, 5.29% (B), 04/25/2034	326,000	327,721
Fixed until 09/15/2028, 5.82% (B), 09/15/2029	1,482,000	1,530,802
Fixed until 09/15/2033, 5.87% (B), 09/15/2034	373,000	391,431
Bank of New York Mellon Corp. Fixed until 04/26/2026, 4.95% (B), 04/26/2027	340,000	340,187
BAT Capital Corp.
2.26%, 03/25/2028	601,000	538,259
4.39%, 08/15/2037	470,000	394,788
4.54%, 08/15/2047	214,000	164,839
6.34%, 08/02/2030	438,000	460,447
7.08%, 08/02/2043	460,000	489,741
Baxter International, Inc. 2.54%, 02/01/2032 (D)	1,787,000	1,500,765
Berkshire Hathaway Energy Co. 4.60%, 05/01/2053	73,000	65,220
Berkshire Hathaway Finance Corp. 3.85%, 03/15/2052	341,000	286,629
Bimbo Bakeries USA, Inc. 4.00%, 05/17/2051 (A)	200,000	160,790
Biogen, Inc. 2.25%, 05/01/2030	1,256,000	1,072,885

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Boeing Co.
2.20%, 02/04/2026	$ 360,000	$ 340,274
3.25%, 02/01/2035	71,000	60,013
3.60%, 05/01/2034	225,000	199,220
3.63%, 02/01/2031	209,000	194,437
3.95%, 08/01/2059	551,000	423,519
5.81%, 05/01/2050	293,000	304,635
Boston Gas Co. 4.49%, 02/15/2042 (A)	12,000	10,184
BP Capital Markets America, Inc.
2.72%, 01/12/2032	559,000	487,975
2.94%, 06/04/2051	211,000	146,838
3.00%, 02/24/2050	128,000	91,008
4.81%, 02/13/2033	300,000	303,062
Bristol-Myers Squibb Co.
2.35%, 11/13/2040	68,000	47,700
2.55%, 11/13/2050	12,000	7,642
6.25%, 11/15/2053	165,000	189,610
6.40%, 11/15/2063	140,000	162,898
Broadcom, Inc.
3.14%, 11/15/2035 (A)	694,000	571,129
3.42%, 04/15/2033 (A)	1,275,000	1,122,207
3.47%, 04/15/2034 (A)	438,000	381,734
Burlington Northern Santa Fe LLC
3.90%, 08/01/2046	243,000	207,148
4.15%, 04/01/2045	62,000	55,252
4.38%, 09/01/2042	62,000	57,240
5.20%, 04/15/2054	289,000	302,039
Celanese US Holdings LLC 6.35%, 11/15/2028	228,000	239,279
Cencora, Inc.
2.70%, 03/15/2031	957,000	840,700
2.80%, 05/15/2030	101,000	90,374
CenterPoint Energy, Inc. 2.95%, 03/01/2030	134,000	118,632
CF Industries, Inc.
4.95%, 06/01/2043	234,000	214,590
5.15%, 03/15/2034	233,000	230,942
Charter Communications Operating LLC/ Charter Communications Operating Capital
2.25%, 01/15/2029	100,000	86,854
2.80%, 04/01/2031	312,000	263,605
3.50%, 06/01/2041 - 03/01/2042	917,000	648,247
3.70%, 04/01/2051	853,000	556,962
6.38%, 10/23/2035	78,000	79,339
6.65%, 02/01/2034	300,000	317,091
Cheniere Energy Partners LP
3.25%, 01/31/2032	1,044,000	889,554
4.50%, 10/01/2029	266,000	253,885
Chesapeake Energy Corp.
5.88%, 02/01/2029 (A)	390,000	382,248
6.75%, 04/15/2029 (A)	595,000	600,648
Citigroup, Inc.
Fixed until 06/03/2030, 2.57% (B), 06/03/2031	29,000	24,808
Fixed until 11/05/2029, 2.98% (B), 11/05/2030	606,000	540,235
Fixed until 10/27/2027, 3.52% (B), 10/27/2028	1,444,000	1,366,762

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citigroup, Inc. (continued)
Fixed until 07/24/2027, 3.67% (B), 07/24/2028	$ 801,000	$ 763,925
Fixed until 01/10/2027, 3.89% (B), 01/10/2028	1,467,000	1,419,878
Fixed until 12/10/2025 (E), 4.00% (B)	485,000	447,560
Fixed until 04/23/2028, 4.08% (B), 04/23/2029	280,000	269,734
5.30%, 05/06/2044	18,000	17,328
Fixed until 05/25/2033, 6.17% (B), 05/25/2034	219,000	227,021
Columbia Pipelines Operating Co. LLC
5.93%, 08/15/2030 (A)	140,000	144,957
6.04%, 11/15/2033 (A)	498,000	522,382
6.50%, 08/15/2043 (A)	84,000	90,242
6.71%, 08/15/2063 (A)	112,000	124,055
Comcast Corp.
2.65%, 02/01/2030	210,000	189,275
2.89%, 11/01/2051	756,000	513,939
2.94%, 11/01/2056	909,000	600,986
3.20%, 07/15/2036	459,000	386,969
3.75%, 04/01/2040	195,000	168,186
4.80%, 05/15/2033	145,000	147,075
Commonwealth Edison Co.
3.65%, 06/15/2046	133,000	105,236
3.70%, 03/01/2045	26,000	21,037
4.70%, 01/15/2044	102,000	94,103
ConocoPhillips Co.
4.03%, 03/15/2062	187,000	152,575
5.05%, 09/15/2033	139,000	143,099
5.70%, 09/15/2063	232,000	252,305
Constellation Brands, Inc. 3.15%, 08/01/2029	98,000	91,156
Constellation Energy Generation LLC
5.60%, 03/01/2028 - 06/15/2042	392,000	399,887
6.50%, 10/01/2053	338,000	382,642
Continental Resources, Inc. 2.27%, 11/15/2026 (A)	280,000	257,737
Corebridge Financial, Inc. 3.65%, 04/05/2027	280,000	269,443
Corporate Office Properties LP
2.00%, 01/15/2029 (D)	165,000	137,515
2.75%, 04/15/2031	349,000	281,959
Cox Communications, Inc. 4.80%, 02/01/2035 (A)	181,000	169,931
Crown Castle, Inc.
3.65%, 09/01/2027	610,000	580,257
5.00%, 01/11/2028	185,000	184,465
5.60%, 06/01/2029	445,000	455,487
CSX Corp. 2.50%, 05/15/2051	405,000	262,409
CVS Health Corp.
2.70%, 08/21/2040	646,000	462,150
3.25%, 08/15/2029	165,000	153,823
4.78%, 03/25/2038	200,000	189,974
5.88%, 06/01/2053	340,000	358,924
CVS Pass-Through Trust 6.20%, 10/10/2025 (A)	23,525	23,637

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Danaher Corp. 2.80%, 12/10/2051	$ 149,000	$ 103,801
Darden Restaurants, Inc. 6.30%, 10/10/2033	340,000	366,217
Devon Energy Corp. 4.50%, 01/15/2030	511,000	491,290
Diamondback Energy, Inc. 6.25%, 03/15/2033	497,000	531,643
Discovery Communications LLC
3.63%, 05/15/2030 (D)	63,000	57,187
3.95%, 03/20/2028	30,000	28,551
4.95%, 05/15/2042	21,000	17,249
DTE Energy Co. 4.88%, 06/01/2028	263,000	265,180
Duke Energy Carolinas LLC 4.00%, 09/30/2042	170,000	145,916
Duke Energy Florida LLC
1.75%, 06/15/2030	203,000	169,636
5.88%, 11/15/2033	230,000	248,457
Duke Energy Indiana LLC
2.75%, 04/01/2050	200,000	129,806
3.75%, 05/15/2046	177,000	141,360
5.40%, 04/01/2053	51,000	52,130
Duke Energy Ohio, Inc.
4.30%, 02/01/2049	26,000	22,217
5.25%, 04/01/2033	98,000	101,122
5.65%, 04/01/2053	35,000	36,805
Duke Energy Progress LLC
2.90%, 08/15/2051	255,000	172,902
5.25%, 03/15/2033	186,000	192,101
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (A)	376,000	351,530
Eastman Chemical Co. 5.75%, 03/08/2033	285,000	294,824
Electronic Arts, Inc.
1.85%, 02/15/2031	474,000	396,248
2.95%, 02/15/2051 (D)	144,000	102,273
Elevance Health, Inc.
2.88%, 09/15/2029	172,000	157,880
4.63%, 05/15/2042	77,000	71,741
6.10%, 10/15/2052	146,000	165,580
ELI Lilly & Co. 4.95%, 02/27/2063	75,000	78,067
Emera US Finance LP
2.64%, 06/15/2031	298,000	244,738
4.75%, 06/15/2046	211,000	174,183
Energy Transfer LP
5.63%, 05/01/2027 (A)	845,000	842,115
5.75%, 02/15/2033	196,000	202,204
6.00%, 02/01/2029 (A)	1,419,000	1,431,748
6.40%, 12/01/2030	360,000	384,904
6.55%, 12/01/2033	360,000	390,737
7.38%, 02/01/2031 (A)	210,000	220,697
Entergy Arkansas LLC 4.95%, 12/15/2044	68,000	62,470
Entergy Louisiana LLC
1.60%, 12/15/2030	193,000	154,944
2.90%, 03/15/2051	371,000	248,547

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Entergy Mississippi LLC 3.50%, 06/01/2051	$ 52,000	$ 38,632
Entergy Texas, Inc.
1.50%, 09/01/2026	173,000	155,711
3.45%, 12/01/2027	39,000	36,528
5.00%, 09/15/2052	102,000	97,257
Enterprise Products Operating LLC
4.25%, 02/15/2048	18,000	15,871
6.65%, 10/15/2034	256,000	293,594
EQT Corp. 3.13%, 05/15/2026 (A)	140,000	132,817
Essex Portfolio LP
1.70%, 03/01/2028	325,000	284,380
2.65%, 03/15/2032	289,000	240,830
Evergy Metro, Inc. 2.25%, 06/01/2030	167,000	142,458
Exelon Corp. 5.60%, 03/15/2053	163,000	165,315
Extra Space Storage LP
5.50%, 07/01/2030	481,000	492,587
5.90%, 01/15/2031	380,000	397,148
Exxon Mobil Corp. 3.00%, 08/16/2039	339,000	272,952
FedEx Corp. 3.25%, 05/15/2041	157,000	121,782
Fells Point Funding Trust 3.05%, 01/31/2027 (A)	1,378,000	1,299,707
FirstEnergy Transmission LLC
2.87%, 09/15/2028 (A)	465,000	421,853
4.55%, 04/01/2049 (A)	438,000	380,009
Fiserv, Inc. 5.63%, 08/21/2033	545,000	571,995
Flex Intermediate Holdco LLC 3.36%, 06/30/2031 (A)	353,000	289,018
Florida Power & Light Co. 4.05%, 06/01/2042	26,000	22,983
Ford Motor Co.
3.25%, 02/12/2032	585,000	487,085
4.75%, 01/15/2043	200,000	165,711
Ford Motor Credit Co. LLC
4.95%, 05/28/2027	230,000	224,538
7.35%, 03/06/2030	355,000	381,982
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	167,000	159,774
4.63%, 08/01/2030	315,000	307,491
5.40%, 11/14/2034	75,000	75,387
GE Capital Funding LLC 4.55%, 05/15/2032	200,000	196,093
General Motors Co.
5.15%, 04/01/2038	110,000	104,353
5.95%, 04/01/2049 (D)	140,000	137,561
General Motors Financial Co., Inc.
2.70%, 08/20/2027	353,000	325,753
5.80%, 06/23/2028	298,000	306,475
Gilead Sciences, Inc.
2.60%, 10/01/2040	409,000	302,107
4.60%, 09/01/2035	379,000	375,296
5.25%, 10/15/2033	578,000	601,388
5.55%, 10/15/2053	312,000	339,107

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Glencore Funding LLC
6.13%, 10/06/2028 (A)	$ 335,000	$ 351,267
6.38%, 10/06/2030 (A)	340,000	365,470
Global Payments, Inc. 3.20%, 08/15/2029	1,149,000	1,042,442
Goldman Sachs Group, Inc.
Fixed until 03/09/2026, 1.43% (B), 03/09/2027	845,000	779,258
Fixed until 09/10/2026, 1.54% (B), 09/10/2027	1,093,000	991,315
Fixed until 10/21/2026, 1.95% (B), 10/21/2027	511,000	467,659
Fixed until 02/24/2027, 2.64% (B), 02/24/2028	1,150,000	1,066,384
Fixed until 03/15/2027, 3.62% (B), 03/15/2028	1,053,000	1,010,570
Fixed until 10/31/2037, 4.02% (B), 10/31/2038	306,000	267,724
Fixed until 02/10/2025 (E), 4.95% (B)	205,000	195,743
Fixed until 10/24/2028, 6.48% (B), 10/24/2029	1,750,000	1,858,805
HCA, Inc.
2.38%, 07/15/2031	321,000	264,924
3.63%, 03/15/2032	354,000	316,948
4.50%, 02/15/2027	605,000	597,060
4.63%, 03/15/2052	187,000	159,644
5.20%, 06/01/2028	400,000	404,456
5.25%, 06/15/2049	180,000	167,939
5.50%, 06/15/2047	171,000	164,943
5.63%, 09/01/2028	241,000	246,839
5.88%, 02/15/2026	102,000	102,891
Healthpeak OP LLC
3.00%, 01/15/2030	74,000	65,896
3.50%, 07/15/2029	144,000	134,449
5.25%, 12/15/2032	289,000	292,684
Hess Corp.
5.60%, 02/15/2041	195,000	205,477
6.00%, 01/15/2040	165,000	179,932
Hess Midstream Operations LP
4.25%, 02/15/2030 (A)	115,000	105,800
5.50%, 10/15/2030 (A)	270,000	261,306
Home Depot, Inc.
2.38%, 03/15/2051	507,000	322,245
2.75%, 09/15/2051	132,000	90,503
3.30%, 04/15/2040	125,000	103,592
3.35%, 04/15/2050	310,000	241,967
Hyundai Capital America 6.50%, 01/16/2029 (A)	335,000	353,995
Intel Corp.
3.05%, 08/12/2051	100,000	70,775
3.25%, 11/15/2049	247,000	184,434
3.73%, 12/08/2047	87,000	70,896
Intercontinental Exchange, Inc.
4.00%, 09/15/2027	428,000	419,929
4.35%, 06/15/2029	116,000	115,397
Intuit, Inc.
5.20%, 09/15/2033	300,000	314,861
5.50%, 09/15/2053	75,000	82,019

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
ITC Holdings Corp.
2.95%, 05/14/2030 (A)	$ 1,222,000	$ 1,075,326
5.40%, 06/01/2033 (A)	188,000	192,464
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 4.38%, 02/02/2052	53,000	39,467
Jersey Central Power & Light Co. 4.30%, 01/15/2026 (A)	170,000	166,342
JetBlue Pass-Through Trust
2.75%, 11/15/2033	157,702	133,206
8.00%, 11/15/2027	191,656	192,954
Kenvue, Inc.
5.05%, 03/22/2053	82,000	85,193
5.20%, 03/22/2063	42,000	44,114
KeyBank NA 3.90%, 04/13/2029	590,000	514,671
Kilroy Realty LP 4.75%, 12/15/2028	314,000	298,255
Kimco Realty OP LLC 6.40%, 03/01/2034	440,000	483,323
Kinder Morgan Energy Partners LP 5.00%, 08/15/2042	326,000	294,300
Kinder Morgan, Inc. 3.25%, 08/01/2050	37,000	24,890
Kraft Heinz Foods Co. 4.63%, 10/01/2039	560,000	522,056
Kroger Co. 4.45%, 02/01/2047	90,000	79,690
L3Harris Technologies, Inc.
4.40%, 06/15/2028	592,000	585,608
5.40%, 01/15/2027 - 07/31/2033	759,000	782,985
Leidos, Inc.
2.30%, 02/15/2031	727,000	609,231
5.75%, 03/15/2033	242,000	252,891
Louisville Gas & Electric Co. 4.65%, 11/15/2043	26,000	22,786
Lowe’s Cos., Inc.
2.80%, 09/15/2041	7,000	5,133
3.00%, 10/15/2050	205,000	139,986
5.63%, 04/15/2053	380,000	399,976
LYB International Finance III LLC 3.63%, 04/01/2051	224,000	163,466
Marriott International, Inc.
5.45%, 09/15/2026	345,000	351,124
5.55%, 10/15/2028 (D)	512,000	528,488
Marvell Technology, Inc.
5.75%, 02/15/2029	544,000	562,795
5.95%, 09/15/2033	244,000	259,383
Massachusetts Electric Co. 1.73%, 11/24/2030 (A)	372,000	295,689
McDonald’s Corp.
3.70%, 02/15/2042	298,000	251,611
5.45%, 08/14/2053	418,000	446,775
MDC Holdings, Inc.
2.50%, 01/15/2031	10,000	8,226
3.85%, 01/15/2030	151,000	138,294

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Merck & Co., Inc. 5.15%, 05/17/2063	$ 116,000	$ 121,505
Meta Platforms, Inc.
4.45%, 08/15/2052	286,000	263,725
5.60%, 05/15/2053	132,000	143,760
5.75%, 05/15/2063	144,000	158,238
MetLife, Inc. 4.13%, 08/13/2042	76,000	67,566
Metropolitan Life Global Funding I
2.95%, 04/09/2030 (A)	230,000	204,587
4.40%, 06/30/2027 (A)	580,000	570,230
5.15%, 03/28/2033 (A)	545,000	555,596
Microsoft Corp.
2.50%, 09/15/2050 (A)	733,000	497,280
2.92%, 03/17/2052	157,000	116,440
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (A)	314,000	303,440
Mississippi Power Co. 3.95%, 03/30/2028	110,000	106,960
Mohawk Industries, Inc. 5.85%, 09/18/2028	298,000	309,226
Monongahela Power Co.
3.55%, 05/15/2027 (A)	362,000	346,728
5.85%, 02/15/2034 (A)	247,000	259,686
Morgan Stanley
Fixed until 07/20/2026, 1.51% (B), 07/20/2027	636,000	581,154
Fixed until 05/04/2026, 1.59% (B), 05/04/2027	1,041,000	959,574
Fixed until 02/13/2031, 1.79% (B), 02/13/2032	462,000	369,511
Fixed until 04/28/2031, 1.93% (B), 04/28/2032	228,000	183,740
Fixed until 07/21/2031, 2.24% (B), 07/21/2032	70,000	57,153
Fixed until 09/16/2031, 2.48% (B), 09/16/2036	706,000	560,910
Fixed until 10/20/2031, 2.51% (B), 10/20/2032	96,000	79,676
Fixed until 01/22/2030, 2.70% (B), 01/22/2031	541,000	473,351
Fixed until 01/24/2028, 3.77% (B), 01/24/2029	233,000	222,380
Fixed until 04/21/2033, 5.25% (B), 04/21/2034	205,000	205,477
Fixed until 07/21/2033, 5.42% (B), 07/21/2034	407,000	413,879
Fixed until 07/20/2028, 5.45% (B), 07/20/2029	102,000	104,024
Fixed until 01/19/2033, 5.95% (B), 01/19/2038	461,000	467,091
Fixed until 10/18/2027, 6.30% (B), 10/18/2028	471,000	493,719
Fixed until 11/01/2033, 6.63% (B), 11/01/2034	240,000	266,218
MPLX LP 5.65%, 03/01/2053	79,000	78,348

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Nasdaq, Inc.
5.35%, 06/28/2028	$ 186,000	$ 191,468
5.55%, 02/15/2034	316,000	328,938
Nestle Holdings, Inc. 4.85%, 03/14/2033 (A)	240,000	246,758
Netflix, Inc.
4.88%, 06/15/2030 (A)	328,000	332,115
5.38%, 11/15/2029 (A)	139,000	143,614
New York & Presbyterian Hospital 2.26%, 08/01/2040	316,000	218,506
New York Life Global Funding
1.20%, 08/07/2030 (A)	270,000	216,889
1.85%, 08/01/2031 (A)	255,000	205,640
New York Life Insurance Co.
3.75%, 05/15/2050 (A)	98,000	78,726
4.45%, 05/15/2069 (A)	115,000	98,900
Newmont Corp./Newcrest Finance Pty. Ltd. 4.20%, 05/13/2050 (A)	280,000	241,275
NGPL PipeCo LLC 4.88%, 08/15/2027 (A)	431,000	422,899
Niagara Mohawk Power Corp. 4.28%, 12/15/2028 (A)	298,000	285,975
NiSource, Inc. 5.80%, 02/01/2042	48,000	47,522
Nissan Motor Acceptance Co. LLC
2.75%, 03/09/2028 (A)	298,000	263,128
6.95%, 09/15/2026 (A)	247,000	255,251
NNN REIT, Inc.
3.00%, 04/15/2052	115,000	75,177
3.50%, 10/15/2027	62,000	58,553
5.60%, 10/15/2033	140,000	144,812
Norfolk Southern Corp.
3.05%, 05/15/2050	239,000	170,529
3.70%, 03/15/2053	26,000	20,701
3.95%, 10/01/2042	102,000	87,279
5.95%, 03/15/2064	180,000	201,750
Northern Natural Gas Co. 3.40%, 10/16/2051 (A)	127,000	89,634
Northwestern Mutual Life Insurance Co.
3.85%, 09/30/2047 (A)	246,000	197,667
6.06%, 03/30/2040 (A)	316,000	337,224
Occidental Petroleum Corp.
3.50%, 08/15/2029	415,000	367,939
4.63%, 06/15/2045	214,000	168,431
Ohio Power Co. 2.90%, 10/01/2051	239,000	162,603
OhioHealth Corp. 2.30%, 11/15/2031	450,000	379,354
Oracle Corp.
2.30%, 03/25/2028	330,000	300,852
3.60%, 04/01/2040 - 04/01/2050	1,355,000	1,053,448
3.85%, 07/15/2036	105,000	91,664
3.95%, 03/25/2051	270,000	212,332
5.55%, 02/06/2053	466,000	468,019
Ovintiv, Inc. 6.50%, 02/01/2038	70,000	72,392
Pacific Gas & Electric Co.
4.45%, 04/15/2042	362,000	292,166
4.50%, 07/01/2040	249,475	211,499

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Pacific Gas & Electric Co. (continued)
4.55%, 07/01/2030	$ 154,611	$ 147,231
4.60%, 06/15/2043	371,000	306,112
6.10%, 01/15/2029	150,000	155,358
6.15%, 01/15/2033	112,000	116,293
6.40%, 06/15/2033	110,000	115,957
PacifiCorp
2.90%, 06/15/2052	105,000	67,805
3.30%, 03/15/2051	309,000	214,439
Packaging Corp. of America 5.70%, 12/01/2033	310,000	326,283
Paramount Global 4.85%, 07/01/2042	62,000	49,854
PECO Energy Co. 2.80%, 06/15/2050	292,000	197,986
Pernod Ricard International Finance LLC 1.63%, 04/01/2031 (A)	270,000	217,754
Philip Morris International, Inc.
3.88%, 08/21/2042	275,000	225,874
5.13%, 02/15/2030	578,000	588,712
5.38%, 02/15/2033	345,000	354,254
5.75%, 11/17/2032	284,000	298,503
Phillips 66 Co. 3.15%, 12/15/2029	759,000	695,146
Piedmont Healthcare, Inc. 2.04%, 01/01/2032	600,000	482,895
Pine Street Trust I 4.57%, 02/15/2029 (A)	690,000	656,787
Pioneer Natural Resources Co.
1.90%, 08/15/2030	497,000	422,612
2.15%, 01/15/2031	320,000	272,292
PNC Financial Services Group, Inc. Fixed until 10/20/2033, 6.88% (B), 10/20/2034	425,000	472,695
Prologis LP
2.13%, 10/15/2050	102,000	60,336
5.13%, 01/15/2034	230,000	237,591
Protective Life Global Funding 4.71%, 07/06/2027 (A)	575,000	571,879
Public Service Co. of Colorado
2.70%, 01/15/2051	145,000	91,159
4.30%, 03/15/2044	205,000	177,059
4.50%, 06/01/2052	135,000	118,586
5.25%, 04/01/2053	102,000	101,938
Public Service Electric & Gas Co. 2.70%, 05/01/2050	174,000	119,666
Public Service Enterprise Group, Inc. 5.85%, 11/15/2027	612,000	637,500
Public Storage Operating Co.
5.10%, 08/01/2033	149,000	154,544
5.35%, 08/01/2053	180,000	188,884
Puget Energy, Inc. 2.38%, 06/15/2028	150,000	134,200
Quest Diagnostics, Inc. 6.40%, 11/30/2033	215,000	238,685
Regal Rexnord Corp.
6.05%, 04/15/2028 (A)	355,000	359,637
6.40%, 04/15/2033 (A)	147,000	153,446

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Regency Centers LP
2.95%, 09/15/2029	$ 216,000	$ 193,903
3.70%, 06/15/2030	270,000	251,343
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/2030	484,000	398,577
Roche Holdings, Inc.
5.49%, 11/13/2030 (A)	550,000	581,567
5.59%, 11/13/2033 (A)	315,000	340,308
Roper Technologies, Inc. 2.95%, 09/15/2029	1,043,000	956,758
RTX Corp.
2.38%, 03/15/2032	986,000	822,522
3.13%, 07/01/2050	120,000	84,897
6.10%, 03/15/2034	435,000	473,054
6.40%, 03/15/2054	245,000	284,720
S&P Global, Inc. 2.30%, 08/15/2060	204,000	122,814
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	656,000	642,640
4.50%, 05/15/2030	403,000	394,119
5.00%, 03/15/2027	266,000	267,254
San Diego Gas & Electric Co.
2.95%, 08/15/2051	243,000	171,642
3.32%, 04/15/2050	87,000	62,181
4.30%, 04/01/2042 (D)	50,000	43,148
4.95%, 08/15/2028	280,000	285,882
5.35%, 04/01/2053	168,000	170,698
SART 4.75%, 07/15/2024	42,404	41,980
Sherwin-Williams Co.
2.95%, 08/15/2029	224,000	206,294
3.45%, 08/01/2025	220,000	213,989
Smithfield Foods, Inc. 3.00%, 10/15/2030 (A)	793,000	651,999
Southern California Edison Co.
2.95%, 02/01/2051	220,000	149,988
3.60%, 02/01/2045	182,000	141,610
3.65%, 03/01/2028	205,000	196,625
3.90%, 12/01/2041	34,000	27,720
5.70%, 03/01/2053	93,000	98,287
5.85%, 11/01/2027	270,000	281,993
5.88%, 12/01/2053	298,000	321,925
Southern Co. Gas Capital Corp.
1.75%, 01/15/2031	130,000	106,422
3.15%, 09/30/2051	313,000	211,281
3.25%, 06/15/2026	28,000	26,953
5.15%, 09/15/2032	855,000	868,546
5.75%, 09/15/2033	149,000	156,835
Southern Power Co.
5.15%, 09/15/2041	365,000	346,258
5.25%, 07/15/2043	345,000	326,600
Southwestern Electric Power Co. 3.90%, 04/01/2045	95,000	73,214
Southwestern Energy Co. 5.38%, 02/01/2029	54,000	52,702
Sprint Capital Corp. 6.88%, 11/15/2028	363,000	393,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
T-Mobile USA, Inc.
2.05%, 02/15/2028	$ 275,000	$ 248,339
2.63%, 02/15/2029	1,282,000	1,154,153
3.38%, 04/15/2029	590,000	548,155
3.50%, 04/15/2031	261,000	238,436
3.88%, 04/15/2030	535,000	507,770
Take-Two Interactive Software, Inc. 4.95%, 03/28/2028	1,012,000	1,020,349
Teachers Insurance & Annuity Association of America
Fixed until 09/15/2024, 4.38% (B), 09/15/2054 (A)	78,000	76,177
6.85%, 12/16/2039 (A)	676,000	780,910
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030 (A)	90,000	79,342
Texas Instruments, Inc. 5.00%, 03/14/2053	348,000	357,801
Thermo Fisher Scientific, Inc. 5.00%, 01/31/2029	380,000	390,238
Time Warner Cable Enterprises LLC 8.38%, 07/15/2033	205,000	237,514
Time Warner Cable LLC
4.50%, 09/15/2042	87,000	68,502
5.88%, 11/15/2040	87,000	78,998
6.55%, 05/01/2037	62,000	61,215
Toll Brothers Finance Corp.
3.80%, 11/01/2029	223,000	209,166
4.35%, 02/15/2028	295,000	288,412
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (B), 01/26/2034	555,000	539,511
Fixed until 06/08/2033, 5.87% (B), 06/08/2034	160,000	163,545
Fixed until 10/28/2032, 6.12% (B), 10/28/2033	65,000	67,580
Trustees of Boston University 3.17%, 10/01/2050	380,000	273,237
Tucson Electric Power Co. 1.50%, 08/01/2030	130,000	105,535
UDR, Inc. 4.40%, 01/26/2029	420,000	405,099
Union Electric Co.
2.15%, 03/15/2032	120,000	99,458
3.90%, 04/01/2052	80,000	66,191
5.45%, 03/15/2053	65,000	67,392
Union Pacific Corp. 3.55%, 08/15/2039	433,000	372,386
United Airlines Pass-Through Trust
2.88%, 04/07/2030	453,981	405,922
3.75%, 03/03/2028	150,507	143,430
UnitedHealth Group, Inc.
2.75%, 05/15/2040	426,000	322,438
3.05%, 05/15/2041	117,000	91,736
3.25%, 05/15/2051	216,000	163,344
3.50%, 08/15/2039	593,000	505,516
University of Miami 4.06%, 04/01/2052	368,000	315,691
Ventas Realty LP 4.75%, 11/15/2030	363,000	352,975

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Veralto Corp.
5.35%, 09/18/2028 (A)	$ 345,000	$ 352,643
5.45%, 09/18/2033 (A)	385,000	399,228
Verizon Communications, Inc.
1.68%, 10/30/2030	462,000	381,241
1.75%, 01/20/2031	1,545,000	1,268,990
2.36%, 03/15/2032	716,000	596,514
4.02%, 12/03/2029	419,000	405,604
Virginia Electric & Power Co.
2.45%, 12/15/2050	557,000	343,623
5.70%, 08/15/2053	163,000	173,405
Vistra Operations Co. LLC
3.55%, 07/15/2024 (A)	197,000	194,221
3.70%, 01/30/2027 (A)	21,000	19,898
4.30%, 07/15/2029 (A)	395,000	369,970
4.88%, 05/13/2024 (A)	389,000	386,802
6.95%, 10/15/2033 (A)	370,000	389,640
VMware LLC 4.70%, 05/15/2030	732,000	723,049
Walt Disney Co. 3.50%, 05/13/2040	226,000	190,793
Warnermedia Holdings, Inc.
4.05%, 03/15/2029	645,000	612,232
4.28%, 03/15/2032	226,000	207,111
5.05%, 03/15/2042	684,000	605,234
5.14%, 03/15/2052	210,000	181,200
Wells Fargo & Co.
Fixed until 06/02/2027, 2.39% (B), 06/02/2028	443,000	406,023
Fixed until 03/24/2027, 3.53% (B), 03/24/2028	634,000	605,203
Fixed until 05/22/2027, 3.58% (B), 05/22/2028	148,000	141,130
Fixed until 03/15/2026 (E), 3.90% (B)	242,000	223,579
Fixed until 07/25/2027, 4.81% (B), 07/25/2028	418,000	415,095
Fixed until 04/24/2033, 5.39% (B), 04/24/2034	876,000	881,353
Fixed until 07/25/2033, 5.56% (B), 07/25/2034	706,000	720,301
Fixed until 07/25/2028, 5.57% (B), 07/25/2029	834,000	852,428
Fixed until 10/23/2033, 6.49% (B), 10/23/2034	540,000	588,623
Welltower OP LLC
2.75%, 01/15/2032	228,000	194,386
3.10%, 01/15/2030	406,000	366,821
3.85%, 06/15/2032	76,000	70,402
4.13%, 03/15/2029	224,000	216,437
Westlake Corp. 3.13%, 08/15/2051	104,000	69,049
Williams Cos., Inc. 5.30%, 08/15/2028	736,000	753,839
Wisconsin Electric Power Co. 3.65%, 12/15/2042	26,000	20,468
WP Carey, Inc.
2.40%, 02/01/2031	443,000	375,004
2.45%, 02/01/2032	315,000	256,334

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
WP Carey, Inc. (continued)
3.85%, 07/15/2029	$ 335,000	$ 314,631
4.25%, 10/01/2026	62,000	60,606
Xilinx, Inc. 2.38%, 06/01/2030	621,000	549,944
Zimmer Biomet Holdings, Inc.
2.60%, 11/24/2031	50,000	42,795
4.45%, 08/15/2045	74,000	65,204
5.35%, 12/01/2028	165,000	169,991
Zoetis, Inc.
2.00%, 05/15/2030	475,000	409,234
4.70%, 02/01/2043	133,000	127,577

		165,638,361

Total Corporate Debt Securities (Cost $225,429,876)		218,293,691

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
Israel - 0.1%
Israel Government AID Bonds Zero Coupon, 08/15/2025	1,000,000	924,020

Mexico - 0.1%
Mexico Government International Bonds
3.50%, 02/12/2034	417,000	352,791
3.77%, 05/24/2061	205,000	138,856
4.28%, 08/14/2041	200,000	165,080
4.50%, 01/31/2050 (D)	265,000	216,290
4.75%, 03/08/2044	260,000	223,217

		1,096,234

Panama - 0.0% (C)
Panama Government International Bonds 4.50%, 04/16/2050	200,000	138,432

Saudi Arabia - 0.0% (C)
Saudi Government International Bonds 2.25%, 02/02/2033 (A)	200,000	165,578

Total Foreign Government Obligations (Cost $2,627,598)		2,324,264

MORTGAGE-BACKED SECURITIES - 0.2%
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.72% (B), 06/11/2041 (A) (F)	102	0
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45% (B), 09/15/2039	269,797	103,033
MRCD Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (A)	1,230,000	1,070,101
SREIT Trust Series 2021-MFP, Class A, 1-Month Term SOFR + 0.85%, 6.21% (B), 11/15/2038 (A)	842,039	828,048
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (B), 03/15/2045 (A) (F)	29,216	0

Total Mortgage-Backed Securities (Cost $2,345,262)		2,001,182

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.8%
Federal Farm Credit Banks Funding Corp. 2.35%, 03/10/2036	$ 2,660,000	$ 2,104,008
Federal Home Loan Banks 2.09%, 02/22/2036	4,510,000	3,437,973
Federal Home Loan Mortgage Corp.
2.50%, 07/01/2050 - 11/01/2051	36,519,566	31,534,599
3.00%, 07/01/2033 - 08/01/2052	4,428,939	3,993,116
3.50%, 01/01/2032 - 04/01/2052	10,766,620	10,119,154
4.00%, 06/01/2042 - 05/01/2052	8,627,045	8,290,375
4.50%, 06/01/2048 - 09/01/2049	1,636,485	1,616,732
5.00%, 02/01/2034 - 01/01/2053	5,920,552	5,869,721
5.50%, 04/01/2053	2,863,092	2,921,846
1-Year RFUCC Treasury + 1.84%, 5.73% (B), 07/01/2040	15,770	16,220
1-Year CMT + 2.43%, 5.85% (B), 12/01/2031	9,408	9,406
6.00%, 08/01/2053 - 10/01/2053	9,527,500	9,841,025
1-Year CMT + 2.25%, 6.19% (B), 02/01/2036	9,161	9,308
6.50%, 09/01/2037 - 11/01/2037	3,463	3,517
Federal Home Loan Mortgage Corp. REMICS
(4.44) * 1-Month SOFR Average + 23.93%, 0.21% (B), 06/15/2035	31,079	28,025
5.00%, 06/15/2025	4,205	4,179
(3.62) * 1-Month SOFR Average + 26.80%, 5.50% (B), 05/15/2041	14,678	14,132
(3.67) * 1-Month SOFR Average + 27.08%, 5.50% (B), 05/15/2041	25,920	26,305
5.65% (B), 10/15/2038	8,977	9,149
Federal Home Loan Mortgage Corp. REMICS, Interest Only STRIPS (1.00) * 1-Month SOFR Average + 6.26%, 0.92% (B), 10/15/2037	124,866	13,272
Federal Home Loan Mortgage Corp. REMICS, Principal Only STRIPS 09/15/2032 - 01/15/2040	84,744	70,438
Federal National Mortgage Association
1.59%, 11/25/2028	281,899	252,839
2.00%, 04/01/2052	1,178,987	966,867
2.50%, 08/01/2050 - 05/01/2052	18,738,618	16,175,054
3.00%, 07/01/2050 - 07/01/2060	31,485,059	28,058,962
3.50%, 08/01/2032 - 10/01/2050	5,773,074	5,391,743
4.00%, 01/01/2035 - 05/01/2051	10,135,821	9,787,329
4.50%, 09/01/2040 - 09/01/2049	1,880,568	1,865,482
5.00%, 06/01/2033 - 07/01/2052	4,454,923	4,419,206
5.50%, 07/01/2025 - 01/01/2059	6,085,993	6,181,203
6.00%, 07/01/2027 - 01/01/2053	6,310,424	6,422,392
6.50%, 10/01/2053	3,164,970	3,243,457
7.00%, 11/01/2037	9,250	9,380
Federal National Mortgage Association REMICS
2.50%, 09/25/2048	4,478,816	3,933,062
5.00%, 10/25/2025	4,241	4,189
Federal National Mortgage Association REMICS, Interest Only STRIPS
(1.00) * 1-Month SOFR Average + 6.42%, 1.08% (B), 01/25/2041	117,491	16,035

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMICS, Interest Only STRIPS (continued)
(1.00) * 1-Month SOFR Average + 6.49%, 1.15% (B), 08/25/2035 - 06/25/2036	$ 108,065	$ 10,400
(1.00) * 1-Month SOFR Average + 6.59%, 1.25% (B), 03/25/2036	116,350	11,732
Federal National Mortgage Association REMICS, Principal Only STRIPS 12/25/2034 - 12/25/2043	439,493	337,807
Federal National Mortgage Association, Interest Only STRIPS
1.92% (B), 11/25/2033	3,007,796	247,359
1.95% (B), 07/25/2030	2,445,367	180,758
1.98% (B), 11/25/2028	1,793,233	111,224
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	7,627	6,822
FREMF Mortgage Trust
3.58% (B), 11/25/2049 (A)	491,000	468,593
3.66% (B), 04/25/2028 (A)	1,441,000	1,324,585
3.72% (B), 01/25/2048 (A)	1,000,000	972,816
3.83% (B), 11/25/2047 (A)	1,000,000	978,443
3.95% (B), 06/25/2049 (A)	1,608,000	1,549,551
4.05% (B), 11/25/2047 (A)	455,000	447,138
Government National Mortgage Association
2.50%, 06/20/2050 - 09/20/2051	6,794,223	5,956,059
3.00%, 08/20/2051 - 01/20/2052	24,412,173	22,141,064
3.50%, 11/20/2049 - 03/20/2051	1,414,900	1,326,687
4.25%, 12/20/2044	411,340	405,756
4.50%, 05/20/2048 - 08/20/2052	11,249,295	10,987,143
5.00%, 08/20/2052 - 09/20/2052	3,533,297	3,516,717
5.50%, 11/20/2052 - 01/20/2053	8,398,411	8,460,366
6.00%, 11/20/2052 - 07/20/2053	5,819,346	5,918,709
Government National Mortgage Association REMICS
1.65%, 01/20/2063 - 04/20/2063	6,283	5,847
1-Month Term SOFR + 0.66%, 3.93% (B), 04/20/2062	683	676
3.99% (B), 11/16/2042	67,349	64,670
(3.50) * 1-Month Term SOFR + 22.87%, 4.12% (B), 04/20/2037	16,157	17,584
1-Month Term SOFR + 0.76%, 4.87% (B), 05/20/2061	1,000	993
1-Month Term SOFR + 0.66%, 4.88% (B), 07/20/2062	293	290
5.00%, 04/20/2041	282,210	269,906
5.14% (B), 07/20/2060	356	284
1-Month Term SOFR + 0.56%, 5.50% (B), 03/20/2060 - 05/20/2062	3,481	3,416
1-Month Term SOFR + 1.11%, 6.44% (B), 12/20/2066	223,070	222,597
Government National Mortgage Association REMICS, Interest Only STRIPS
0.44% (B), 06/20/2067	1,478,725	50,720
(1.00) * 1-Month Term SOFR + 6.49%, 1.13% (B), 05/20/2041	37,079	2,069
7.50%, 04/20/2031	462	30

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association REMICS, Principal Only STRIPS Zero Coupon, 01/20/2038	$ 5,174	$ 4,556
Resolution Funding Corp., Principal Only STRIPS Zero Coupon, 04/15/2030	400,000	305,089
Tennessee Valley Authority
4.25%, 09/15/2065	264,000	243,823
4.63%, 09/15/2060	155,000	152,236
5.88%, 04/01/2036	874,000	1,000,253
Tennessee Valley Authority, Interest Only STRIPS Zero Coupon, 07/15/2028	1,000,000	829,742

Total U.S. Government Agency Obligations (Cost $242,939,262)		235,194,210

U.S. GOVERNMENT OBLIGATIONS - 19.6%
U.S. Treasury - 19.6%
U.S. Treasury Bonds
1.13%, 05/15/2040	300	194
1.75%, 08/15/2041	2,510,000	1,752,784
1.88%, 02/15/2051 - 11/15/2051	3,657,200	2,331,010
2.00%, 08/15/2051	28,000	18,382
2.25%, 02/15/2052	1,688,600	1,176,677
2.38%, 05/15/2051	2,268,500	1,627,117
2.50%, 02/15/2045	840,000	638,728
2.88%, 05/15/2043 - 05/15/2052	2,165,000	1,760,909
3.00%, 08/15/2052	776,500	638,156
3.13%, 02/15/2043	1,440,000	1,235,587
3.63%, 05/15/2053	45,100	41,901
3.75%, 08/15/2041	2,100,000	2,005,418
3.88%, 08/15/2040 - 05/15/2043	2,935,000	2,834,459
4.00%, 11/15/2052	862,300	854,789
4.38%, 05/15/2040	250,000	260,479
4.63%, 02/15/2040	270,000	290,092
U.S. Treasury Bonds, Principal Only STRIPS
02/15/2024 - 02/15/2035	6,012,000	5,635,767
11/15/2024 - 11/15/2040 (D)	2,994,000	1,688,814
U.S. Treasury Notes
0.38%, 11/30/2025 - 01/31/2026	7,130,000	6,622,477
0.75%, 04/30/2026	330,000	305,405
0.88%, 01/31/2024 (G)	7,388,700	7,362,522
0.88%, 06/30/2026	1,993,000	1,843,681
1.13%, 10/31/2026	58,950,000	54,425,127
1.25%, 04/30/2028 - 06/30/2028	3,835,000	3,425,117
1.38%, 10/31/2028	34,110,000	30,391,210
1.50%, 11/30/2028	3,760,000	3,366,081
1.63%, 02/15/2026 - 08/15/2029	949,400	887,555
1.75%, 12/31/2026	130,000	121,860
2.00%, 06/30/2024 - 11/15/2026	1,106,000	1,063,950
2.25%, 03/31/2024 (G)	3,506,000	3,479,842
2.25%, 11/15/2024 - 02/15/2027	482,000	465,325
2.38%, 03/31/2029	3,250,000	3,020,723
2.50%, 05/15/2024 - 03/31/2027	17,216,000	16,808,670
2.63%, 05/31/2027	26,587,000	25,463,284
2.88%, 04/30/2025 - 05/15/2028	530,000	511,916
3.00%, 07/15/2025	2,247,000	2,198,286

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes (continued)
3.88%, 11/30/2029	$ 3,093,600	$ 3,091,546
4.13%, 01/31/2025 (G)	3,200,000	3,180,250
4.13%, 09/30/2027	2,480,000	2,497,437
4.38%, 12/15/2026	5,060,000	5,111,786
4.50%, 11/15/2033	1,700,000	1,788,453

		202,223,766

U.S. Treasury Inflation-Protected Securities - 0.0% (C)
U.S. Treasury Inflation-Protected Indexed Bonds 2.50%, 01/15/2029	71,653	74,172

Total U.S. Government Obligations (Cost $217,810,751)		202,297,938

	Shares	Value
COMMON STOCKS - 31.1%
Australia - 0.2%
BHP Group Ltd.	48,888	1,679,395
Goodman Group, REIT	36,549	630,130

		2,309,525

Austria - 0.0% (C)
Erste Group Bank AG	10,970	444,813

Belgium - 0.1%
KBC Group NV	10,464	678,318

Canada - 0.2%
Fairfax Financial Holdings Ltd. (D)	442	406,977
Lululemon Athletica, Inc. (H)	875	447,379
Toronto-Dominion Bank	11,376	735,076

		1,589,432

Denmark - 0.5%
Carlsberg AS, Class B	5,723	717,674
Genmab AS (H)	847	270,305
Novo Nordisk AS, Class B	40,343	4,170,694

		5,158,673

Finland - 0.1%
Nordea Bank Abp	55,263	683,360

France - 1.8%
Air Liquide SA	6,649	1,292,750
Airbus SE	4,722	728,652
Capgemini SE	3,513	732,006
Engie SA	47,481	834,368
L’Oreal SA	1,725	858,179
Legrand SA	16,623	1,726,826
LVMH Moet Hennessy Louis Vuitton SE	5,419	4,388,620
Pernod Ricard SA	2,348	414,084
Safran SA	9,729	1,712,653
Sanofi SA	6,822	675,996
Societe Generale SA	17,592	466,582
TotalEnergies SE	15,323	1,042,015
Vinci SA	28,152	3,533,615

		18,406,346

Germany - 0.8%
Allianz SE	5,021	1,341,113
Deutsche Boerse AG	4,681	963,756
Deutsche Post AG	12,081	598,223

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Infineon Technologies AG	22,011	$ 918,504
Muenchener Rueckversicherungs-Gesellschaft AG	4,996	2,068,802
RWE AG	48,903	2,223,163

		8,113,561

Hong Kong - 0.3%
AIA Group Ltd.	162,600	1,417,037
Hong Kong Exchanges & Clearing Ltd.	20,100	689,864
Prudential PLC	45,148	510,565
Techtronic Industries Co. Ltd.	37,000	440,910

		3,058,376

India - 0.2%
HDFC Bank Ltd., ADR	29,822	2,001,354

Ireland - 0.1%
Medtronic PLC	3,448	284,046
Trane Technologies PLC	3,532	861,455

		1,145,501

Italy - 0.1%
UniCredit SpA	35,181	954,057

Japan - 1.8%
Ajinomoto Co., Inc.	8,900	343,376
Bridgestone Corp. (D)	18,500	766,241
Daikin Industries Ltd.	5,100	831,372
Hitachi Ltd.	12,300	887,170
Hoya Corp.	11,900	1,487,500
Japan Exchange Group, Inc.	27,700	586,022
Keyence Corp.	2,600	1,145,475
Mitsubishi UFJ Financial Group, Inc.	71,500	614,342
Nippon Telegraph & Telephone Corp.	925,000	1,130,337
Recruit Holdings Co. Ltd.	17,600	744,318
Seven & i Holdings Co. Ltd.	15,100	599,181
Shimano, Inc.	4,500	696,862
Shin-Etsu Chemical Co. Ltd.	87,500	3,671,897
SMC Corp.	1,071	575,454
Sony Group Corp.	12,900	1,226,872
Terumo Corp.	20,000	655,603
Tokio Marine Holdings, Inc.	55,600	1,391,577
Tokyo Electron Ltd.	4,300	770,188

		18,123,787

Macau - 0.0% (C)
Sands China Ltd. (H)	122,800	359,350

Mexico - 0.1%
Wal-Mart de Mexico SAB de CV	224,245	942,751

Netherlands - 0.8%
ASML Holding NV	7,159	5,387,597
NXP Semiconductors NV	9,154	2,102,491
Stellantis NV	28,063	655,230

		8,145,318

Republic of Korea - 0.3%
Samsung Electronics Co. Ltd., GDR (I)	605	906,290
Samsung Electronics Co. Ltd.	32,106	1,948,731

		2,855,021

Singapore - 0.2%
DBS Group Holdings Ltd.	89,900	2,275,855

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Spain - 0.2%
Iberdrola SA	52,416	$ 686,853
Industria de Diseno Textil SA	23,907	1,040,642

		1,727,495

Sweden - 0.4%
Atlas Copco AB, A Shares	47,625	819,480
Sandvik AB	28,055	606,659
Svenska Handelsbanken AB, A Shares	54,511	591,533
Volvo AB, B Shares	97,894	2,540,029

		4,557,701

Switzerland - 0.6%
Chubb Ltd.	1,953	441,378
Cie Financiere Richemont SA, Class A	5,166	710,974
Garmin Ltd.	2,715	348,986
Nestle SA	17,231	1,997,735
Roche Holding AG	8,007	2,327,699
Zurich Insurance Group AG	1,611	842,037

		6,668,809

Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	43,977	4,573,608

United Kingdom - 1.6%
3i Group PLC	37,875	1,168,795
AstraZeneca PLC	20,501	2,769,950
BP PLC	188,105	1,117,679
Diageo PLC	19,817	721,418
Ferguson PLC	2,845	547,039
InterContinental Hotels Group PLC	9,296	840,105
Lloyds Banking Group PLC	1,542,514	938,058
London Stock Exchange Group PLC	7,723	912,944
Next PLC	5,993	620,132
RELX PLC	27,279	1,078,707
RELX PLC	29,370	1,164,274
Shell PLC	99,202	3,251,606
SSE PLC	54,247	1,283,349
TechnipFMC PLC	27,378	551,393

		16,965,449

United States - 20.3%
AbbVie, Inc.	18,689	2,896,234
Adobe, Inc. (H)	2,473	1,475,392
Advanced Micro Devices, Inc. (H)	12,024	1,772,458
AECOM	3,252	300,582
Air Lease Corp.	5,076	212,887
Albertsons Cos., Inc., Class A	16,021	368,483
Align Technology, Inc. (H)	792	217,008
Alnylam Pharmaceuticals, Inc. (H)	1,906	364,827
Alphabet, Inc., Class C (H)	19,971	2,814,513
Amazon.com, Inc. (H)	71,165	10,812,810
American Express Co.	2,753	515,747
American Homes 4 Rent, Class A, REIT	12,375	445,005
AMETEK, Inc.	3,803	627,077
Analog Devices, Inc.	12,035	2,389,670
Apple Hospitality, Inc., REIT	15,676	260,378
Apple, Inc.	38,681	7,447,253
Arista Networks, Inc. (H)	1,625	382,704
AutoZone, Inc. (H)	176	455,067
Axalta Coating Systems Ltd. (H)	11,919	404,888

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Bank of America Corp.	85,278	$ 2,871,310
Bath & Body Works, Inc.	10,719	462,632
Berkshire Hathaway, Inc., Class B (H)	5,266	1,878,172
Best Buy Co., Inc.	3,492	273,354
Blackstone, Inc.	6,835	894,838
Booking Holdings, Inc. (H)	333	1,181,224
Booz Allen Hamilton Holding Corp.	3,679	470,581
Boston Scientific Corp. (H)	8,994	519,943
Bristol-Myers Squibb Co.	15,407	790,533
Brixmor Property Group, Inc., REIT	19,061	443,549
Broadcom, Inc.	1,323	1,476,799
Cadence Design Systems, Inc. (H)	1,402	381,863
Capital One Financial Corp.	12,082	1,584,192
Carlisle Cos., Inc.	1,480	462,396
Carter’s, Inc.	2,633	197,185
CBRE Group, Inc., Class A (H)	4,521	420,860
CDW Corp.	1,049	238,459
Cencora, Inc.	4,277	878,410
Charles Schwab Corp.	22,068	1,518,278
Charter Communications, Inc., Class A (H)	1,129	438,820
Cheniere Energy, Inc.	2,697	460,405
Chevron Corp.	17,459	2,604,184
Cigna Group	1,128	337,780
Cisco Systems, Inc.	5,253	265,382
Citigroup, Inc.	3,435	176,696
Citizens Financial Group, Inc.	13,742	455,410
CME Group, Inc.	16,305	3,433,833
CNA Financial Corp.	5,983	253,141
Coca-Cola Co.	70,082	4,129,932
Columbia Sportswear Co.	3,384	269,163
Confluent, Inc., Class A (H)	12,571	294,161
ConocoPhillips	16,082	1,866,638
Constellation Brands, Inc., Class A	1,326	320,560
Cooper Cos., Inc.	1,109	419,690
Copart, Inc. (H)	13,148	644,252
Coterra Energy, Inc.	10,508	268,164
Crowdstrike Holdings, Inc., Class A (H)	1,951	498,129
CVS Health Corp.	5,253	414,777
Deere & Co.	6,775	2,709,119
Dick’s Sporting Goods, Inc.	3,573	525,052
Dover Corp.	3,534	543,565
Dow, Inc.	20,061	1,100,145
EastGroup Properties, Inc., REIT	701	128,662
Eaton Corp. PLC	1,656	398,798
Edison International	4,826	345,011
Eli Lilly & Co.	2,196	1,280,092
Energizer Holdings, Inc.	8,058	255,277
Entegris, Inc.	3,535	423,564
Entergy Corp.	1,794	181,535
EOG Resources, Inc.	17,077	2,065,463
Exact Sciences Corp. (H)	6,754	499,661
Exxon Mobil Corp.	17,744	1,774,045
Federal Realty Investment Trust, REIT	3,613	372,320
FedEx Corp.	1,156	292,433
First Citizens BancShares, Inc., Class A	334	473,936
FleetCor Technologies, Inc. (H)	1,198	338,567
Fortrea Holdings, Inc. (H)	3,574	124,733
Fortune Brands Innovations, Inc.	6,343	482,956

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Freeport-McMoRan, Inc.	5,409	$ 230,261
General Dynamics Corp.	2,065	536,219
Graphic Packaging Holding Co.	6,547	161,384
HCA Healthcare, Inc.	2,331	630,955
Henry Schein, Inc. (H)	5,707	432,077
Hilton Worldwide Holdings, Inc.	11,011	2,004,993
Home Depot, Inc.	1,184	410,315
Honeywell International, Inc.	2,021	423,824
Hubbell, Inc.	897	295,050
HubSpot, Inc. (H)	779	452,241
IAC, Inc. (H)	7,725	404,635
Ingersoll Rand, Inc.	7,443	575,642
International Business Machines Corp.	2,021	330,535
Intuit, Inc.	1,837	1,148,180
Intuitive Surgical, Inc. (H)	1,871	631,201
Jabil, Inc.	3,737	476,094
JB Hunt Transport Services, Inc.	2,022	403,874
Johnson & Johnson	15,203	2,382,918
Kenvue, Inc.	17,951	386,485
Keurig Dr. Pepper, Inc.	19,065	635,246
Kimco Realty Corp., REIT	30,689	653,983
Kinder Morgan, Inc.	38,811	684,626
Kraft Heinz Co.	13,218	488,802
Laboratory Corp. of America Holdings	2,301	522,994
Lam Research Corp.	982	769,161
Lamar Advertising Co., REIT, Class A	4,099	435,642
Liberty Broadband Corp., Class C (H)	4,143	333,884
Liberty Media Corp. - Liberty Live, Class C (H)	5,006	187,174
Liberty Media Corp. - Liberty SiriusXM, Class C (H)	17,677	508,744
Loews Corp.	15,711	1,093,328
Lowe’s Cos., Inc.	5,439	1,210,449
M&T Bank Corp.	8,789	1,204,796
Marriott International, Inc., Class A	2,678	603,916
Martin Marietta Materials, Inc.	1,791	893,548
Mastercard, Inc., Class A	13,847	5,905,884
McDonald’s Corp.	10,364	3,073,030
McKesson Corp.	760	351,865
Merck & Co., Inc.	3,880	422,998
Meta Platforms, Inc., Class A (H)	17,383	6,152,887
Mettler-Toledo International, Inc. (H)	140	169,814
MGIC Investment Corp.	18,597	358,736
Microsoft Corp.	42,083	15,824,891
Mid-America Apartment Communities, Inc., REIT	4,852	652,400
Middleby Corp. (H)	2,240	329,661
Mohawk Industries, Inc. (H)	4,711	487,588
MongoDB, Inc. (H)	1,202	491,438
Morgan Stanley	13,228	1,233,511
Murphy USA, Inc.	924	329,461
Natera, Inc. (H)	4,879	305,621
Netflix, Inc. (H)	1,369	666,539
Newell Brands, Inc.	27,842	241,669
Nexstar Media Group, Inc.	1,991	312,089
NextEra Energy, Inc.	42,516	2,582,422
Northern Trust Corp.	5,796	489,066
Northrop Grumman Corp.	621	290,715
NVIDIA Corp.	14,087	6,976,164

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Old Dominion Freight Line, Inc.	1,028	$ 416,679
Oracle Corp.	3,507	369,743
Packaging Corp. of America	4,293	699,373
Palo Alto Networks, Inc. (H)	3,026	892,307
PG&E Corp.	28,361	511,349
Philip Morris International, Inc.	5,395	507,562
Phillips 66	5,201	692,461
PNC Financial Services Group, Inc.	4,175	646,499
Pool Corp.	612	244,011
Post Holdings, Inc. (H)	5,026	442,590
Procter & Gamble Co.	4,460	653,568
Progressive Corp.	24,688	3,932,305
Prologis, Inc., REIT	21,200	2,825,960
Public Service Enterprise Group, Inc.	16,379	1,001,576
Public Storage, REIT	2,259	688,995
Quanta Services, Inc.	3,445	743,431
Quest Diagnostics, Inc.	1,877	258,801
Ralph Lauren Corp.	1,993	287,391
Rayonier, Inc., REIT	11,526	385,084
Regency Centers Corp., REIT	3,936	263,712
Regeneron Pharmaceuticals, Inc. (H)	4,430	3,890,825
Regions Financial Corp.	31,868	617,602
Ross Stores, Inc.	10,658	1,474,961
Royalty Pharma PLC, Class A	9,384	263,597
RTX Corp.	6,538	550,107
S&P Global, Inc.	4,435	1,953,706
Silgan Holdings, Inc.	5,499	248,830
Snowflake, Inc., Class A (H)	2,493	496,107
Southern Co.	9,175	643,351
State Street Corp.	4,882	378,160
Stryker Corp.	2,190	655,817
Synopsys, Inc. (H)	921	474,232
T-Mobile US, Inc.	1,816	291,159
Take-Two Interactive Software, Inc. (H)	4,039	650,077
TD SYNNEX Corp.	3,637	391,378
Tesla, Inc. (H)	5,647	1,403,167
Texas Instruments, Inc.	3,959	674,851
Texas Roadhouse, Inc.	3,619	442,350
Thermo Fisher Scientific, Inc.	1,183	627,925
Timken Co.	3,501	280,605
TJX Cos., Inc.	19,363	1,816,443
Trade Desk, Inc., Class A (H)	6,623	476,591
Travelers Cos., Inc.	4,342	827,108
Uber Technologies, Inc. (H)	64,264	3,956,734
Union Pacific Corp.	2,569	630,998
United Parcel Service, Inc., Class B	1,990	312,888
UnitedHealth Group, Inc.	12,005	6,320,272
US Bancorp	9,519	411,982
Verizon Communications, Inc.	8,723	328,857
Vertex Pharmaceuticals, Inc. (H)	817	332,429
Vulcan Materials Co.	582	132,120
W.R. Berkley Corp.	4,902	346,669
Wells Fargo & Co.	47,656	2,345,628
Welltower, Inc., REIT	1,432	129,123
Westrock Co.	7,234	300,356
Weyerhaeuser Co., REIT	22,955	798,145
Williams Cos., Inc.	18,556	646,305
Workday, Inc., Class A (H)	2,005	553,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Xcel Energy, Inc.	6,373	$ 394,552
Yum! Brands, Inc.	15,251	1,992,696
Zimmer Biomet Holdings, Inc.	2,690	327,373

		209,418,210

Total Common Stocks (Cost $282,997,607)		321,156,670

INVESTMENT COMPANY - 0.1%
United States - 0.1%
JPMorgan High Yield Fund	121,667	782,317

Total Investment Company (Cost $864,616)		782,317

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.4%
U.S. Cash Management Bills 5.46% (J), 02/15/2024	$2,500,000	2,491,578
U.S. Treasury Bills
5.28% (J), 06/13/2024 (G)	60,000	58,628
5.34% (J), 06/13/2024	90,000	87,942
5.40% (J), 06/13/2024	593,000	579,438
5.49% (J), 07/11/2024 (D) (G)	903,000	880,303

Total Short-Term U.S. Government Obligations (Cost $4,094,774)		4,097,889

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (J)	3,732,798	$ 3,732,798

Total Other Investment Company (Cost $3,732,798)		3,732,798

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp., 2.50% (J), dated 12/29/2023, to be repurchased at $42,722,610 on 01/02/2024. Collateralized by U.S. Government Obligations, 0.38% - 0.50%, due 01/31/2026 - 02/28/2026, and with a total value of $43,565,038.	$42,710,746	42,710,746

Total Repurchase Agreement (Cost $42,710,746)		42,710,746

Total Investments (Cost $1,030,646,746)		1,037,313,393
Net Other Assets (Liabilities) - (0.4)%		(4,135,120)

Net Assets - 100.0%		$1,033,178,273

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	147	03/28/2024	$29,991,364	$30,269,367	$278,003	$—
10-Year Australia Treasury Bonds	433	03/15/2024	33,999,954	34,424,305	424,351	—
10-Year U.S. Treasury Notes	2,388	03/19/2024	262,774,770	269,582,813	6,808,043	—
10-Year U.S. Treasury Ultra Notes	23	03/19/2024	2,707,496	2,714,359	6,863	—
30-Year U.S. Treasury Bonds	100	03/19/2024	11,681,710	12,493,750	812,040	—
E-Mini Russell 2000® Index	224	03/15/2024	21,162,942	22,934,240	1,771,298	—
FTSE 100 Index	107	03/15/2024	10,336,267	10,578,901	242,634	—
JPY Currency	237	03/18/2024	20,690,242	21,258,900	568,658	—
MSCI Emerging Markets Index	204	03/15/2024	10,014,017	10,543,740	529,723	—
U.K. Gilt	206	03/26/2024	25,546,648	26,953,624	1,406,976	—
U.S. Treasury Ultra Bonds	198	03/19/2024	24,405,912	26,451,563	2,045,651	—

Total					$14,894,240	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(504)	03/28/2024	$(53,798,453)	$(54,821,813)	$—	$(1,023,360)
CHF Currency	(72)	03/18/2024	(10,375,994)	(10,782,000)	—	(406,006)
MSCI EAFE Index	(238)	03/15/2024	(26,090,307)	(26,803,560)	—	(713,253)
S&P 500® E-Mini Index	(39)	03/15/2024	(9,305,122)	(9,399,000)	—	(93,878)
S&P/ASX 200 Index	(87)	03/21/2024	(10,981,702)	(11,242,137)	—	(260,435)

Total					$—	$(2,496,932)

Total Futures Contracts					$14,894,240	$(2,496,932)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Agency Obligations	22.7%	$235,194,210
U.S. Government Obligations	19.5	202,297,938
Banks	8.3	85,696,052
Oil, Gas & Consumable Fuels	3.5	36,727,055
Semiconductors & Semiconductor Equipment	3.2	33,444,575
Electric Utilities	2.8	29,477,864
Software	2.8	29,272,226
Insurance	1.9	20,261,673
Health Care Providers & Services	1.8	19,203,408
Pharmaceuticals	1.8	18,720,212
Capital Markets	1.4	14,743,179
Hotels, Restaurants & Leisure	1.3	14,047,656
Financial Services	1.3	13,818,239
Biotechnology	1.3	13,635,915
Broadline Retail	1.1	11,432,942
Technology Hardware, Storage & Peripherals	1.0	10,730,397
Interactive Media & Services	1.0	9,937,758
Machinery	1.0	9,934,207
Beverages	0.9	8,949,092
Aerospace & Defense	0.8	8,374,230
Chemicals	0.8	8,359,089
Ground Transportation	0.8	8,075,980
Specialty Retail	0.8	7,998,376
Health Care Equipment & Supplies	0.7	7,276,638
Diversified Telecommunication Services	0.7	7,016,186
Media	0.7	6,988,450
Textiles, Apparel & Luxury Goods	0.6	6,300,712
Food Products	0.5	5,667,001
Tobacco	0.5	5,452,387
Specialized REITs	0.5	5,244,292
Construction & Engineering	0.5	5,221,726
Automobiles	0.5	5,064,229
Metals & Mining	0.5	4,779,450
Asset-Backed Securities	0.5	4,721,688
Professional Services	0.4	4,623,136
Building Products	0.4	3,941,581
Industrial REITs	0.4	3,882,679
Wireless Telecommunication Services	0.3	3,321,514
Electrical Equipment	0.3	3,047,751
Consumer Staples Distribution & Retail	0.3	2,951,599
IT Services	0.3	2,912,208
Retail REITs	0.3	2,795,863
Electronic Equipment, Instruments & Components	0.3	2,639,176
Household Durables	0.2	2,614,341
Foreign Government Obligations	0.2	2,324,264
Independent Power & Renewable Electricity Producers	0.2	2,223,163
Residential REITs	0.2	2,172,526
Consumer Finance	0.2	2,099,939
Industrial Conglomerates	0.2	2,062,865
Mortgage-Backed Securities	0.2	2,001,182
Entertainment	0.2	1,979,519
Passenger Airlines	0.2	1,960,987
Multi-Utilities	0.2	1,835,944
Health Care REITs	0.2	1,823,173
Containers & Packaging	0.2	1,736,226
Gas Utilities	0.1	1,427,743
Personal Care Products	0.1	1,373,971

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Diversified Consumer Services	0.1%		$1,349,891
Life Sciences Tools & Services	0.1		1,312,710
Air Freight & Logistics	0.1		1,203,544
Internet & Catalog Retail	0.1		1,080,205
Construction Materials	0.1		1,025,668
Diversified REITs	0.1		1,006,575
Household Products	0.1		908,845
Commercial Services & Supplies	0.1		840,345
Office REITs	0.1		803,939
U.S. Fixed Income Funds	0.1		782,317
Automobile Components	0.1		766,241
Trading Companies & Distributors	0.1		759,926
Leisure Products	0.1		696,862
Communications Equipment	0.1		648,086
Energy Equipment & Services	0.1		551,393
Real Estate Management & Development	0.0	(C)	420,860
Transportation Infrastructure	0.0	(C)	293,782
Hotel & Resort REITs	0.0	(C)	260,378
Distributors	0.0	(C)	244,011

Investments	95.1		986,771,960
Short-Term Investments	4.9		50,541,433

Total Investments	100.0%		$1,037,313,393

INVESTMENT VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$4,721,688	$—	$4,721,688
Corporate Debt Securities	—	218,293,691	—	218,293,691
Foreign Government Obligations	—	2,324,264	—	2,324,264
Mortgage-Backed Securities	—	2,001,182	—	2,001,182
U.S. Government Agency Obligations	—	235,194,210	—	235,194,210
U.S. Government Obligations	—	202,297,938	—	202,297,938
Common Stocks	224,021,394	97,135,276	—	321,156,670
Investment Company	782,317	—	—	782,317
Short-Term U.S. Government Obligations	—	4,097,889	—	4,097,889
Other Investment Company	3,732,798	—	—	3,732,798
Repurchase Agreement	—	42,710,746	—	42,710,746

Total Investments	$228,536,509	$808,776,884	$—	$1,037,313,393

Other Financial Instruments
Futures Contracts (L)	$14,894,240	$—	$—	$14,894,240

Total Other Financial Instruments	$14,894,240	$—	$—	$14,894,240

LIABILITIES
Other Financial Instruments
Futures Contracts (L)	$(2,496,932)	$—	$—	$(2,496,932)

Total Other Financial Instruments	$(2,496,932)	$—	$—	$(2,496,932)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $67,940,941, representing 6.6% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,279,888, collateralized by cash collateral of $3,732,798 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,679,123. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Rounds to less than $1 or $(1).
(G)	All or a portion of these securities have been segregated as collateral to cover margin requirements for open futures contracts. The total value of such securities is $13,296,895.
(H)	Non-income producing securities.
(I)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2023, the value of the Regulation S security is $906,290, representing 0.1% of the Portfolio’s net assets.
(J)	Rates disclosed reflect the yields at December 31, 2023.
(K)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(L)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CHF	Swiss Franc
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $987,936,000) (including securities loaned of $5,279,888)	$994,602,647
Repurchase agreement, at value (cost $42,710,746)	42,710,746
Cash	768
Foreign currency, at value (cost $68,242)	63,492
Receivables and other assets:
Investments sold	166
Net income from securities lending	1,658
Shares of beneficial interest sold	72,544
Dividends	224,124
Interest	4,239,008
Tax reclaims	334,583
Litigation	33
Total assets	1,042,249,769

Liabilities:
Cash collateral received upon return of:
Securities on loan	3,732,798
Payables and other liabilities:
Investments purchased	3,637,714
Shares of beneficial interest redeemed	629,650
Investment management fees	618,680
Distribution and service fees	204,835
Transfer agent costs	1,192
Trustee and CCO fees	274
Audit and tax fees	49,041
Custody fees	58,806
Legal fees	11,446
Printing and shareholder reports fees	78,449
Other accrued expenses	15,085
Variation margin payable on futures contracts	33,526
Total liabilities	9,071,496
Net assets	$1,033,178,273

Net assets consist of:
Capital stock ($0.01 par value)	$787,617
Additional paid-in capital	1,120,556,370
Total distributable earnings (accumulated losses)	(88,165,714)
Net assets	$1,033,178,273

Net assets by class:
Initial Class	$61,742,692
Service Class	971,435,581
Shares outstanding:
Initial Class	5,024,239
Service Class	73,737,472
Net asset value and offering price per share:
Initial Class	$12.29
Service Class	13.17

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$5,803,733
Interest income	27,480,538
Net income from securities lending	59,405
Withholding taxes on foreign income	(312,695)
Total investment income	33,030,981

Expenses:
Investment management fees	7,485,953
Distribution and service fees:
Service Class	2,482,751
Transfer agent costs	12,432
Trustee and CCO fees	47,643
Audit and tax fees	73,056
Custody fees	254,510
Legal fees	92,309
Printing and shareholder reports fees	24,790
Other	78,271
Total expenses	10,551,715

Net investment income (loss)	22,479,266

Net realized gain (loss) on:
Investments	(20,237,013)
Futures contracts	(24,761,788)
Foreign currency transactions	(5,168)
Net realized gain (loss)	(45,003,969)

Net change in unrealized appreciation (depreciation) on:
Investments	99,198,641
Futures contracts	8,404,523
Translation of assets and liabilities denominated in foreign currencies	(27,869)
Net change in unrealized appreciation (depreciation)	107,575,295
Net realized and change in unrealized gain (loss)	62,571,326
Net increase (decrease) in net assets resulting from operations	$85,050,592

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$22,479,266	$15,476,149
Net realized gain (loss)	(45,003,969)	(79,039,867)
Net change in unrealized appreciation (depreciation)	107,575,295	(145,153,907)
Net increase (decrease) in net assets resulting from operations	85,050,592	(208,717,625)

Dividends and/or distributions to shareholders:
Initial Class	(1,224,228)	(8,927,362)
Service Class	(15,088,367)	(135,286,893)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(16,312,595)	(144,214,255)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,022,075	3,860,492
Service Class	4,063,982	2,931,112
	7,086,057	6,791,604
Dividends and/or distributions reinvested:
Initial Class	1,224,228	8,927,362
Service Class	15,088,367	135,286,893
	16,312,595	144,214,255
Cost of shares redeemed:
Initial Class	(10,001,480)	(10,268,595)
Service Class	(137,598,649)	(135,956,789)
	(147,600,129)	(146,225,384)
Net increase (decrease) in net assets resulting from capital share transactions	(124,201,477)	4,780,475
Net increase (decrease) in net assets	(55,463,480)	(348,151,405)

Net assets:
Beginning of year	1,088,641,753	1,436,793,158
End of year	$1,033,178,273	$1,088,641,753

Capital share transactions - shares:
Shares issued:
Initial Class	256,849	295,166
Service Class	320,506	216,681
	577,355	511,847
Shares reinvested:
Initial Class	105,446	750,199
Service Class	1,211,917	10,610,737
	1,317,363	11,360,936
Shares redeemed:
Initial Class	(859,670)	(771,174)
Service Class	(10,934,112)	(9,615,663)
	(11,793,782)	(10,386,837)
Net increase (decrease) in shares outstanding:
Initial Class	(497,375)	274,191
Service Class	(9,401,689)	1,211,755
	(9,899,064)	1,485,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$11.52	$15.60	$16.13	$15.08	$13.96

Investment operations:
Net investment income (loss) (A)	0.28	0.20	0.22	0.27	0.33
Net realized and unrealized gain (loss)	0.72	(2.46)	0.57	1.55	1.36
Total investment operations	1.00	(2.26)	0.79	1.82	1.69

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.27)	(0.31)	(0.38)	(0.37)
Net realized gains	—	(1.55)	(1.01)	(0.39)	(0.20)
Total dividends and/or distributions to shareholders	(0.23)	(1.82)	(1.32)	(0.77)	(0.57)

Net asset value, end of year	$12.29	$11.52	$15.60	$16.13	$15.08

Total return	8.90%	(14.80)%	4.91%	12.36%	12.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$61,743	$63,613	$81,871	$83,030	$79,367
Expenses to average net assets (B)	0.77%	0.75%	0.77%	0.78%	0.77%
Net investment income (loss) to average net assets	2.37%	1.52%	1.39%	1.77%	2.20%
Portfolio turnover rate	65%	106%	83%	73%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$12.33	$16.54	$17.03	$15.88	$14.67

Investment operations:
Net investment income (loss) (A)	0.27	0.18	0.19	0.25	0.30
Net realized and unrealized gain (loss)	0.76	(2.61)	0.59	1.63	1.44
Total investment operations	1.03	(2.43)	0.78	1.88	1.74

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.23)	(0.26)	(0.34)	(0.33)
Net realized gains	—	(1.55)	(1.01)	(0.39)	(0.20)
Total dividends and/or distributions to shareholders	(0.19)	(1.78)	(1.27)	(0.73)	(0.53)

Net asset value, end of year	$13.17	$12.33	$16.54	$17.03	$15.88

Total return	8.57%	(15.03)%	4.63%	12.10%	11.91%

Ratio and supplemental data:
Net assets end of year (000’s)	$971,435	$1,025,029	$1,354,922	$1,392,332	$1,308,451
Expenses to average net assets (B)	1.01%	1.00%	1.02%	1.03%	1.02%
Net investment income (loss) to average net assets	2.12%	1.26%	1.14%	1.52%	1.95%
Portfolio turnover rate	65%	106%	83%	73%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2023, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,061,270	$—	$—	$—	$2,061,270
U.S. Government Obligations	897,471	—	—	—	897,471
Common Stocks	774,057	—	—	—	774,057
Total Securities Lending Transactions	$3,732,798	$—	$—	$—	$3,732,798
Total Borrowings	$3,732,798	$—	$—	$—	$3,732,798

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments.

Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$11,781,927	$568,658	$2,543,655	$—	$—	$14,894,240
Total	$11,781,927	$568,658	$2,543,655	$—	$—	$14,894,240

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(1,023,360)	$(406,006)	$(1,067,566)	$—	$—	$(2,496,932)
Total	$(1,023,360)	$(406,006)	$(1,067,566)	$—	$—	$(2,496,932)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(16,242,189)	$(2,454,235)	$(6,065,364)	$—	$—	$(24,761,788)
Total	$(16,242,189)	$(2,454,235)	$(6,065,364)	$—	$—	$(24,761,788)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$8,594,088	$162,652	$(352,217)	$—	$—	$8,404,523
Total	$8,594,088	$162,652	$(352,217)	$—	$—	$8,404,523

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – long	$370,495,976
Average notional value of contracts – short	(134,513,409)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.730%
Over $500 million up to $750 million	0.705
Over $750 million up to $1.5 billion	0.680
Over $1.5 billion up to $2.5 billion	0.670
Over $2.5 billion	0.650

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.82%	May 1, 2024
Service Class	1.07	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 461,685,741	$ 193,914,945	$ 510,260,330	$ 273,980,266

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, passive foreign investment companies, premium amortization accruals, futures straddle loss deferral and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (1,221)	$ 1,221

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,039,287,729	$ 51,401,997	$ (53,212,416)	$ (1,810,419)

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 68,853,225	$ 40,649,896

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,312,595	$ —	$ —	$ 41,412,839	$ 102,801,416	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 23,193,194	$ —	$ (109,503,121)	$ —	$ (47,263)	$ (1,808,524)

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

2023 proved a welcome rebound after several challenging years for the financial markets. The steady improvement in economic growth along with improved inflation measures increased the likelihood that the U.S. Federal Reserve’s tightening campaign would end relatively soon. The S&P 500® Index experienced a significant rebound in 2023. Fixed income markets benefited similarly, as higher overall yield levels and a late-year rally brought positive returns across fixed income sectors.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Madison Diversified Income VP, Service Class returned 3.97%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg US Aggregate Bond Index, the Russell 1000® Index and the Transamerica Madison Diversified Income VP Blended Benchmark, returned 5.53%, 26.53% and 13.62%, respectively.

STRATEGY REVIEW

With a philosophy of seeking to participate in rising markets and protect capital during periods of turbulent market movements, we manage Transamerica Madison Diversified Income VP (the “Portfolio”) to allocations of 40% in equities and 60% in fixed income. In the equity allocation, we seek superior returns through fundamental research and active management of large-cap, high-quality companies whose dividend yields are at the upper end of their historical relative ranges and that we believe can grow over time. For the fixed income allocation, we actively evaluate and manage Portfolio duration, curve positioning, sector allocation, and issue specific credit analysis to construct a high-quality allocation.

The Portfolio underperformed its blended benchmark for the fiscal year ended December 31, 2023 due to the equity sleeve materially underperforming its benchmark, the Russell 1000® Index. Relative to the index, sector allocation and stock selection were both detractors from performance. In sector allocation, an underweight position in the technology sector and an overweight in the energy sector negatively impacted results. In stock selection, weakness in the technology, health care, consumer discretionary, consumer staples, materials, and industrials sectors were only modestly offset by positive contributions in the energy sector.

Among individual equity holdings, pharmaceutical company Pfizer was the largest relative detractor because of weaker-than-expected sales of its COVID-related products. Bristol-Myers Squibb Co. was another pharmaceutical stock that trailed the index due to concerns about its drug pipeline. Within consumer staples, agricultural processor Archer-Daniels-Midland Co. negatively impacted results as some of its agricultural product prices declined. In utilities, electric and renewable power producer NextEra Energy, Inc. was an underperforming stock. Higher interest rates increased the cost of its renewable power projects. Another underperforming stock was Air Products & Chemicals, Inc. in materials. Air Products & Chemicals, Inc. experienced higher-than-expected costs on some of its projects, which we viewed as a short-term setback.

Among relative contributors, tool distributor Fastenal Co. was the most additive stock, benefiting from solid demand for its industrial products. In financials, financial exchange operator CME Group, Inc. contributed nicely to results, as it experienced good volumes in its interest-rate derivatives contracts. Within health care, medical device manufacturer Abbott Laboratories outperformed due in part to a new product pipeline and cheap valuation. Other outperforming stocks were media conglomerate Comcast Corp. in communication services, and Colgate-Palmolive Co. in consumer staples.

The fixed income portion of the Portfolio outperformed its benchmark, the Bloomberg US Aggregate Bond Index, for the fiscal year. The Portfolio’s overweights in corporate, asset-backed, and mortgage-backed securities (“MBS”) were the largest drivers of outperformance. Risk assets did better with lower-quality securities performing the best as the year ended. MBS performed very well, heading into year-end as concerns about higher rates fell and wide valuations attracted buyers. Given the tightness of the credit markets, spreads within MBS made it an attractive asset class. Rate shifts and yield curve positioning proved to be a slight detractor from relative performance, as the Portfolio was underweight the 1–5-year maturity segment that declined in yield the most.

John Brown, CFA

Drew Justman, CFA

Chris Nisbet, CFA

Allen Olson, CFA

Mike Sanders, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	3.97%	4.51%	4.38%	05/01/2011
Bloomberg US Aggregate Bond Index (A)	5.53%	1.10%	1.81%
Russell 1000® Index (B)	26.53%	15.52%	11.80%
Transamerica Madison Diversified Income VP Blended Benchmark (A) (B) (C)	13.62%	7.01%	5.97%

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: 60% Bloomberg US Aggregate Bond Index and 40% Russell 1000® Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,036.90	$5.65	$1,019.70	$5.60	1.10%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	38.3%
U.S. Government Agency Obligations	22.1
Corporate Debt Securities	20.8
U.S. Government Obligations	12.6
Asset-Backed Securities	2.8
Mortgage-Backed Securities	2.1
Repurchase Agreement	0.8
Other Investment Company	0.5
Municipal Government Obligations	0.2
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 38.3%
Air Freight & Logistics - 0.4%
United Parcel Service, Inc., Class B	3,300	$518,859

Banks - 2.1%
JPMorgan Chase & Co.	7,400	1,258,740
US Bancorp	32,900	1,423,912

		2,682,652

Beverages - 1.2%
Coca-Cola Co.	13,300	783,769
PepsiCo, Inc.	4,600	781,264

		1,565,033

Capital Markets - 4.7%
BlackRock, Inc.	2,100	1,704,780
CME Group, Inc.	8,625	1,816,425
Morgan Stanley	20,400	1,902,300
Northern Trust Corp.	8,500	717,230

		6,140,735

Chemicals - 1.3%
Air Products & Chemicals, Inc.	6,075	1,663,335

Communications Equipment - 0.9%
Cisco Systems, Inc.	24,200	1,222,584

Electric Utilities - 1.4%
NextEra Energy, Inc.	29,300	1,779,682

Energy Equipment & Services - 1.2%
Baker Hughes Co.	46,600	1,592,788

Food Products - 1.4%
Archer-Daniels-Midland Co.	19,000	1,372,180
Hershey Co.	2,300	428,812

		1,800,992

Ground Transportation - 1.2%
Union Pacific Corp.	6,450	1,584,249

Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	8,725	960,361
Medtronic PLC	21,100	1,738,218

		2,698,579

Hotels, Restaurants & Leisure - 1.2%
McDonald’s Corp.	2,650	785,752
Starbucks Corp.	8,000	768,080

		1,553,832

Household Products - 1.3%
Colgate-Palmolive Co.	11,700	932,607
Procter & Gamble Co.	5,300	776,662

		1,709,269

Industrial Conglomerates - 1.1%
Honeywell International, Inc.	6,700	1,405,057

Machinery - 1.5%
Caterpillar, Inc.	3,950	1,167,897
Cummins, Inc.	3,125	748,656

		1,916,553

Media - 1.3%
Comcast Corp., Class A	38,000	1,666,300

Oil, Gas & Consumable Fuels - 2.9%
Chevron Corp.	10,000	1,491,600
ConocoPhillips	4,300	499,101
EOG Resources, Inc.	14,300	1,729,585

		3,720,286

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals - 2.7%
Bristol-Myers Squibb Co.	18,800	$ 964,628
Johnson & Johnson	10,300	1,614,422
Pfizer, Inc.	31,000	892,490

		3,471,540

Professional Services - 1.4%
Automatic Data Processing, Inc.	4,200	978,474
Paychex, Inc.	7,200	857,592

		1,836,066

Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	3,400	675,104
Texas Instruments, Inc.	9,750	1,661,985

		2,337,089

Specialized REITs - 1.2%
American Tower Corp.	7,450	1,608,306

Specialty Retail - 2.5%
Home Depot, Inc.	5,300	1,836,715
Lowe’s Cos., Inc.	6,450	1,435,447

		3,272,162

Trading Companies & Distributors - 1.5%
Fastenal Co.	29,400	1,904,238

Total Common Stocks (Cost $44,619,905)		49,650,186

	Principal	Value
ASSET-BACKED SECURITIES - 2.8%
CCG Receivables Trust Series 2020-1, Class A2, 0.54%, 12/14/2027 (A)	$5,623	5,611
Chesapeake Funding II LLC
Series 2020-1A, Class A1,
0.87%, 08/15/2032 (A)	17,689	17,567
Series 2023-1A, Class A1,
5.65%, 05/15/2035 (A)	416,909	418,027
CNH Equipment Trust Class A3, 4.81%, 08/15/2028	500,000	499,400
Dell Equipment Finance Trust Series 2023-2, Class A2, 5.84%, 01/22/2029 (A)	200,000	200,460
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class A2, 0.56%, 12/11/2034 (A)	72,893	71,811
Enterprise Fleet Financing LLC
Series 2022-4, Class A2,
5.76%, 10/22/2029 (A)	304,790	305,708
Series 2023-1, Class A2,
5.51%, 01/22/2029 (A)	245,510	245,762
Ford Credit Auto Owner Trust Series 2020-B, Class B, 1.19%, 01/15/2026	150,000	148,521
Hertz Vehicle Financing III LLC Series 2022-1A, Class A, 1.99%, 06/25/2026 (A)	250,000	238,878
Hertz Vehicle Financing LLC Series 2021-1A, Class A, 1.21%, 12/26/2025 (A)	250,000	241,326

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Honda Auto Receivables Owner Trust Series 2021-3, Class A3, 0.41%, 11/18/2025	$ 386,428	$ 376,704
JPMorgan Chase Bank NA - CACLN
Series 2020-2, Class B,
0.84%, 02/25/2028 (A)	7,462	7,433
Series 2021-1, Class B,
0.88%, 09/25/2028 (A)	56,326	55,314
Series 2021-2, Class B,
0.89%, 12/26/2028 (A)	78,037	76,286
Series 2021-3, Class C,
0.86%, 02/26/2029 (A)	97,242	93,858
LAD Auto Receivables Trust Series 2023-2A, Class A2, 5.93%, 06/15/2027 (A)	191,467	191,602
Santander Revolving Auto Loan Trust Series 2019-A, Class C, 3.00%, 01/26/2032 (A)	350,000	338,797
Towd Point HE Trust Series 2021-HE1, Class A1, 0.92% (B), 02/25/2063 (A)	107,765	102,019

Total Asset-Backed Securities (Cost $3,666,228)		3,635,084

CORPORATE DEBT SECURITIES - 20.8%
Aerospace & Defense - 0.2%
Boeing Co.
3.63%, 02/01/2031	75,000	69,774
5.81%, 05/01/2050	150,000	155,957

		225,731

Automobiles - 0.1%
General Motors Financial Co., Inc. 5.85%, 04/06/2030 (C)	150,000	154,918

Banks - 4.6%
Bank of America Corp.
Fixed until 06/14/2028, 2.09% (B), 06/14/2029	300,000	264,647
Fixed until 03/08/2032, 3.85% (B), 03/08/2037	250,000	219,885
Bank of Montreal 5.20%, 02/01/2028 (C)	200,000	203,879
Citigroup, Inc. Fixed until 05/24/2032, 4.91% (B), 05/24/2033	200,000	196,166
Fifth Third Bancorp
2.55%, 05/05/2027	225,000	207,421
Fixed until 04/25/2032, 4.34% (B), 04/25/2033	200,000	186,382
Fixed until 07/27/2028, 6.34% (B), 07/27/2029	100,000	104,208
Goldman Sachs Group, Inc. Fixed until 10/21/2026, 1.95% (B), 10/21/2027	500,000	457,592
Huntington Bancshares, Inc. Fixed until 08/15/2031, 2.49% (B), 08/15/2036	300,000	227,198
Huntington National Bank Fixed until 05/16/2024, 4.01% (B), 05/16/2025	250,000	246,297

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. Fixed until 02/22/2030, 5.48% (B), 02/22/2031	$ 250,000	$ 256,396
Morgan Stanley
Fixed until 04/28/2031, 1.93% (B), 04/28/2032	250,000	201,469
Fixed until 04/28/2025, 2.19% (B), 04/28/2026	125,000	120,099
Fixed until 01/19/2033, 5.95% (B), 01/19/2038	100,000	101,321
PNC Bank NA 2.70%, 10/22/2029	125,000	109,716
PNC Financial Services Group, Inc. Fixed until 10/20/2033, 6.88% (B), 10/20/2034	250,000	278,056
Regions Financial Corp. 1.80%, 08/12/2028	250,000	214,325
Royal Bank of Canada 4.90%, 01/12/2028	200,000	202,320
State Street Corp. Fixed until 11/01/2029, 3.03% (B), 11/01/2034	125,000	111,890
Toronto-Dominion Bank
4.46%, 06/08/2032	250,000	243,312
5.16%, 01/10/2028	200,000	202,900
Truist Bank 2.25%, 03/11/2030	150,000	124,124
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (B), 01/26/2034	200,000	194,418
Fixed until 06/08/2033, 5.87% (B), 06/08/2034	300,000	306,647
UBS Group AG Fixed until 08/05/2026, 4.70% (B), 08/05/2027 (A)	200,000	197,229
US Bancorp Fixed until 02/01/2033, 4.84% (B), 02/01/2034	225,000	215,905
Wells Fargo & Co.
Fixed until 04/30/2025, 2.19% (B), 04/30/2026	250,000	239,618
Fixed until 07/25/2028, 5.57% (B), 07/25/2029	250,000	255,524

		5,888,944

Beverages - 0.1%
Keurig Dr. Pepper, Inc. 3.80%, 05/01/2050	200,000	162,920

Biotechnology - 0.5%
Amgen, Inc. 5.65%, 03/02/2053	200,000	211,359
Royalty Pharma PLC
2.20%, 09/02/2030	200,000	168,510
3.55%, 09/02/2050	400,000	284,460

		664,329

Building Products - 0.5%
Carrier Global Corp.
3.58%, 04/05/2050	100,000	78,292
6.20%, 03/15/2054 (A)	200,000	232,329

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Home Depot, Inc. 3.35%, 04/15/2050	$ 125,000	$ 97,567
Lowe’s Cos., Inc. 3.00%, 10/15/2050	400,000	273,144

		681,332

Capital Markets - 0.5%
Goldman Sachs BDC, Inc. 2.88%, 01/15/2026	200,000	190,518
Jefferies Financial Group, Inc. 2.63%, 10/15/2031	250,000	207,448
KKR Group Finance Co. VIII LLC 3.50%, 08/25/2050 (A)	250,000	178,743

		576,709

Chemicals - 0.3%
LYB International Finance III LLC 3.63%, 04/01/2051	200,000	145,951
Nutrien Ltd. 5.80%, 03/27/2053 (C)	250,000	268,321

		414,272

Commercial Services & Supplies - 0.5%
Quanta Services, Inc. 2.90%, 10/01/2030	450,000	395,958
Textron, Inc. 2.45%, 03/15/2031	250,000	213,447

		609,405

Construction Materials - 0.3%
Martin Marietta Materials, Inc. 3.20%, 07/15/2051	250,000	186,859
Vulcan Materials Co. 3.50%, 06/01/2030	275,000	256,042

		442,901

Consumer Finance - 0.8%
American Express Co. Fixed until 10/30/2030, 6.49% (B), 10/30/2031	250,000	271,499
Capital One Financial Corp.
Fixed until 03/01/2029, 3.27% (B), 03/01/2030	200,000	178,799
Fixed until 05/10/2027, 4.93% (B), 05/10/2028	200,000	196,677
Fixed until 06/08/2028, 6.31% (B), 06/08/2029	200,000	205,456
Synchrony Financial 3.70%, 08/04/2026	100,000	94,123
Western Union Co. 2.85%, 01/10/2025	150,000	145,764

		1,092,318

Consumer Staples Distribution & Retail - 0.3%
7-Eleven, Inc.
1.80%, 02/10/2031 (A)	325,000	264,530
2.50%, 02/10/2041 (A)	250,000	173,101

		437,631

Containers & Packaging - 0.3%
WRKCo, Inc.
3.00%, 06/15/2033	300,000	259,010
3.90%, 06/01/2028	125,000	119,396

		378,406

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified REITs - 0.1%
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032	$ 200,000	$ 168,850

Diversified Telecommunication Services - 0.2%
AT&T, Inc.
2.25%, 02/01/2032	300,000	248,173
4.75%, 05/15/2046	75,000	68,025

		316,198

Electric Utilities - 1.0%
Berkshire Hathaway Energy Co. 1.65%, 05/15/2031	200,000	160,640
DTE Electric Co. 5.40%, 04/01/2053	250,000	263,480
Duke Energy Corp. 3.75%, 09/01/2046	250,000	193,371
Interstate Power & Light Co. 3.50%, 09/30/2049	225,000	167,141
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	400,000	355,163
PECO Energy Co. 3.05%, 03/15/2051	250,000	177,654

		1,317,449

Electronic Equipment, Instruments & Components - 0.2%
TD SYNNEX Corp. 2.65%, 08/09/2031	150,000	121,390
Vontier Corp. 1.80%, 04/01/2026	200,000	184,087

		305,477

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	292,000	283,772

Financial Services - 0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.75%, 01/30/2026	350,000	325,125
4.63%, 10/15/2027	250,000	245,000
Air Lease Corp. 2.88%, 01/15/2026	250,000	238,241
Avolon Holdings Funding Ltd. 2.13%, 02/21/2026 (A)	350,000	324,440

		1,132,806

Food Products - 0.4%
J M Smucker Co. 6.20%, 11/15/2033 (C)	250,000	273,244
Mars, Inc. 2.38%, 07/16/2040 (A)	350,000	251,915

		525,159

Health Care Equipment & Supplies - 0.2%
GE HealthCare Technologies, Inc. 5.60%, 11/15/2025	250,000	252,258

Health Care Providers & Services - 0.7%
Cigna Group
4.38%, 10/15/2028	50,000	49,569
4.90%, 12/15/2048	100,000	95,161
CVS Health Corp. 5.13%, 07/20/2045	250,000	237,274

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Health Care Service Corp. A Mutual Legal Reserve Co. 2.20%, 06/01/2030 (A)	$ 350,000	$ 298,618
UnitedHealth Group, Inc. 3.70%, 08/15/2049	250,000	203,573

		884,195

Health Care REITs - 0.3%
Healthpeak OP LLC 3.25%, 07/15/2026	150,000	144,029
Omega Healthcare Investors, Inc. 3.38%, 02/01/2031	225,000	191,404

		335,433

Insurance - 1.5%
Aflac, Inc. 4.75%, 01/15/2049	250,000	235,601
American International Group, Inc. 4.75%, 04/01/2048	100,000	94,585
Athene Global Funding 1.45%, 01/08/2026 (A) (C)	450,000	414,636
Belrose Funding Trust 2.33%, 08/15/2030 (A)	250,000	199,974
Berkshire Hathaway Finance Corp. 3.85%, 03/15/2052	200,000	168,111
Empower Finance 2020 LP 3.08%, 09/17/2051 (A)	350,000	241,543
Five Corners Funding Trust II 2.85%, 05/15/2030 (A)	250,000	221,386
Liberty Mutual Group, Inc. 3.95%, 05/15/2060 (A)	100,000	72,201
Old Republic International Corp. 3.85%, 06/11/2051	250,000	183,640
Teachers Insurance & Annuity Association of America 3.30%, 05/15/2050 (A)	200,000	148,155

		1,979,832

Internet & Catalog Retail - 0.2%
Expedia Group, Inc. 3.25%, 02/15/2030 (C)	250,000	229,505

Machinery - 0.2%
Nordson Corp. 5.80%, 09/15/2033	250,000	266,304

Media - 0.1%
Comcast Corp. 3.40%, 04/01/2030	50,000	46,866
Discovery Communications LLC 5.00%, 09/20/2037	125,000	111,762

		158,628

Office REITs - 0.3%
Alexandria Real Estate Equities, Inc. 4.75%, 04/15/2035	400,000	388,822

Oil, Gas & Consumable Fuels - 2.5%
ConocoPhillips Co. 4.15%, 11/15/2034	129,000	120,976
Eastern Gas Transmission & Storage, Inc. 3.00%, 11/15/2029	250,000	224,649
Enbridge, Inc. 5.70%, 03/08/2033	125,000	130,190

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer LP
5.25%, 04/15/2029	$ 100,000	$ 100,858
6.55%, 12/01/2033	250,000	271,345
Enterprise Products Operating LLC 5.35%, 01/31/2033	125,000	131,072
Exxon Mobil Corp. 4.11%, 03/01/2046	225,000	201,291
Kinder Morgan, Inc. 5.55%, 06/01/2045	350,000	337,870
Marathon Petroleum Corp.
3.80%, 04/01/2028	300,000	286,883
4.70%, 05/01/2025	200,000	198,677
MPLX LP 2.65%, 08/15/2030	400,000	345,693
Phillips 66 4.65%, 11/15/2034	100,000	97,405
Valero Energy Corp.
4.00%, 06/01/2052	100,000	77,324
6.63%, 06/15/2037	250,000	274,687
Valero Energy Partners LP 4.50%, 03/15/2028	400,000	393,086

		3,192,006

Passenger Airlines - 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028 (A)	250,000	245,945

Pharmaceuticals - 0.6%
Pfizer Investment Enterprises Pte. Ltd.
5.30%, 05/19/2053	450,000	461,215
5.34%, 05/19/2063	250,000	253,573

		714,788

Retail REITs - 0.2%
Realty Income Corp. 4.85%, 03/15/2030	200,000	201,113

Semiconductors & Semiconductor Equipment - 0.3%
Broadcom, Inc. 3.19%, 11/15/2036 (A)	9,000	7,304
Intel Corp. 3.73%, 12/08/2047	400,000	325,960

		333,264

Software - 0.8%
Fiserv, Inc. 3.50%, 07/01/2029	400,000	376,667
Intuit, Inc. 5.20%, 09/15/2033	100,000	104,954
Oracle Corp. 3.95%, 03/25/2051	250,000	196,603
Salesforce, Inc. 2.90%, 07/15/2051	250,000	179,609
VMware LLC 2.20%, 08/15/2031	250,000	207,449

		1,065,282

Specialized REITs - 0.1%
Weyerhaeuser Co. 3.38%, 03/09/2033	200,000	177,873

Specialty Retail - 0.1%
Tractor Supply Co. 5.25%, 05/15/2033	100,000	102,527

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.5%
Dell International LLC/EMC Corp.
3.45%, 12/15/2051	$ 250,000	$ 181,821
8.35%, 07/15/2046	19,000	25,050
HP, Inc. 2.65%, 06/17/2031	500,000	426,407

		633,278

Total Corporate Debt Securities (Cost $29,584,674)		26,940,580

MORTGAGE-BACKED SECURITIES - 2.1%
Bunker Hill Loan Depositary Trust Series 2020-1, Class A1, 1.72% (B), 02/25/2055 (A)	90,071	85,914
CIM Trust Series 2021-J2, Class A4, 2.50% (B), 04/25/2051 (A)	281,902	247,004
GCAT Trust Series 2021-NQM1, Class A1, 0.87% (B), 01/25/2066 (A)	153,351	125,468
GS Mortgage-Backed Securities Corp. Trust Series 2020-PJ6, Class A2, 2.50% (B), 05/25/2051 (A)	159,187	130,285
JPMorgan Mortgage Trust
Series 2021-1, Class A3,
2.50% (B), 06/25/2051 (A)	461,724	380,104
Series 2021-3, Class A3,
2.50% (B), 07/25/2051 (A)	212,891	174,902
Series 2021-6, Class A4,
2.50% (B), 10/25/2051 (A)	576,052	503,345
JPMorgan Wealth Management Series 2020-ATR1, Class A3, 3.00% (B), 02/25/2050 (A)	106,507	90,735
PSMC Trust Series 2021-1, Class A11, 2.50% (B), 03/25/2051 (A)	334,843	291,990
RCKT Mortgage Trust Series 2021-6, Class A5, 2.50% (B), 12/25/2051 (A)	332,185	287,905
Sequoia Mortgage Trust Series 2013-7, Class A2, 3.00% (B), 06/25/2043	205,656	178,999
Wells Fargo Mortgage-Backed Securities Trust Series 2021-INV2, Class A2, 2.50% (B), 09/25/2051 (A)	204,589	167,444

Total Mortgage-Backed Securities (Cost $3,183,593)		2,664,095

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
Massachusetts - 0.0% (D)
University of Massachusetts Building Authority, Revenue Bonds, 6.57%, 05/01/2039	35,000	35,037

Oregon - 0.2%
Hillsboro School District No. 1J, General Obligation Limited, 4.36%, 06/30/2034	200,000	193,771

Total Municipal Government Obligations (Cost $246,412)		228,808

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.1%
Federal Home Loan Mortgage Corp.
2.00%, 03/01/2041 - 12/01/2051	$ 1,665,720	$ 1,411,094
2.50%, 02/01/2032 - 01/01/2052	2,613,322	2,286,349
3.00%, 09/01/2042 - 08/01/2052	1,871,047	1,699,957
3.50%, 11/01/2040 - 05/01/2052	2,030,192	1,887,420
4.00%, 04/01/2033 - 03/01/2047	177,304	174,150
4.50%, 02/01/2025 - 12/01/2052	493,050	486,845
5.00%, 11/01/2052 - 02/01/2053	1,363,315	1,351,193
5.50%, 01/01/2037 - 06/01/2053	1,485,145	1,499,957
6.00%, 09/01/2053	681,704	695,579
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.98%, 11/25/2025	179,350	175,148
3.12%, 06/25/2027	750,000	720,280
3.35%, 01/25/2028	400,000	384,964
Federal Home Loan Mortgage Corp. REMICS 5.00%, 07/15/2036	76,201	76,822
Federal Home Loan Mortgage Corp. STACR REMICS Trust 1-Month SOFR Average + 0.75%, 6.09% (B), 10/25/2033 (A)	78,487	78,262
Federal National Mortgage Association
2.50%, 06/01/2031 - 04/01/2052	3,537,085	3,120,404
3.00%, 12/01/2028 - 01/01/2049	2,276,529	2,116,912
3.10% (B), 07/25/2024	160,953	158,641
3.15% (B), 11/25/2027	425,288	408,024
3.50%, 12/01/2031 - 08/01/2052	2,434,224	2,267,342
4.00%, 02/01/2035 - 05/01/2052	3,089,867	2,948,528
4.50%, 05/01/2038 - 09/01/2052	1,882,758	1,847,810
5.00%, 10/01/2052 - 12/01/2052	1,150,856	1,140,751
5.50%, 10/01/2052 - 09/01/2053	549,778	554,895
Federal National Mortgage Association REMICS
1.38%, 09/25/2027	253,850	241,585
3.50%, 04/25/2031	115,062	111,193
FREMF Mortgage Trust
3.56% (B), 03/25/2053 (A)	250,000	226,282
3.72% (B), 01/25/2048 (A)	410,000	400,081
3.83% (B), 11/25/2047 (A)	180,000	176,695
Government National Mortgage Association
3.50%, 12/15/2042	32,779	31,004
4.00%, 12/15/2039	4,165	4,046
4.50%, 08/15/2040	1,671	1,663

Total U.S. Government Agency Obligations (Cost $30,099,896)		28,683,876

U.S. GOVERNMENT OBLIGATIONS - 12.6%
U.S. Treasury - 12.6%
U.S. Treasury Bonds
2.00%, 02/15/2050	700,000	463,012
2.50%, 02/15/2045	1,000,000	760,391
2.75%, 08/15/2042 - 11/15/2042	1,800,000	1,463,656
3.00%, 05/15/2047	750,000	615,264
3.38%, 11/15/2048	250,000	218,818
3.75%, 08/15/2041	250,000	238,740
4.13%, 08/15/2053	555,000	563,672
4.38%, 05/15/2041	500,000	517,207

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes
1.38%, 11/15/2031	$ 500,000	$ 415,879
2.00%, 08/15/2025	1,500,000	1,443,691
2.38%, 05/15/2027	1,725,000	1,639,424
2.63%, 02/15/2029	2,500,000	2,356,250
2.88%, 05/15/2028	2,500,000	2,399,414
3.88%, 11/30/2029	750,000	749,502
4.00%, 02/29/2028	1,400,000	1,405,742
4.13%, 11/15/2032	250,000	254,600
4.63%, 09/30/2028	800,000	826,531

Total U.S. Government Obligations (Cost $17,859,444)		16,331,793

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (E)	632,013	632,013

Total Other Investment Company (Cost $632,013)		632,013

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 2.50% (E), dated 12/29/2023, to be repurchased at $994,088 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $1,013,753.	$993,812	$ 993,812

Total Repurchase Agreement (Cost $993,812)		993,812

Total Investments (Cost $130,885,977)		129,760,247
Net Other Assets (Liabilities) - (0.2)%		(213,945)

Net Assets - 100.0%		$129,546,302

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$49,650,186	$—	$—	$49,650,186
Asset-Backed Securities	—	3,635,084	—	3,635,084
Corporate Debt Securities	—	26,940,580	—	26,940,580
Mortgage-Backed Securities	—	2,664,095	—	2,664,095
Municipal Government Obligations	—	228,808	—	228,808
U.S. Government Agency Obligations	—	28,683,876	—	28,683,876
U.S. Government Obligations	—	16,331,793	—	16,331,793
Other Investment Company	632,013	—	—	632,013
Repurchase Agreement	—	993,812	—	993,812

Total Investments	$50,282,199	$79,478,048	$—	$129,760,247

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $9,732,696, representing 7.5% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,350,810, collateralized by cash collateral of $632,013 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $746,752. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rates disclosed reflect the yields at December 31, 2023.
(F)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $129,892,165) (including securities loaned of $1,350,810)	$128,766,435
Repurchase agreement, at value (cost $993,812)	993,812
Receivables and other assets:
Net income from securities lending	183
Dividends	117,711
Interest	515,657
Total assets	130,393,798

Liabilities:
Cash collateral received upon return of:
Securities on loan	632,013
Payables and other liabilities:
Shares of beneficial interest redeemed	55,528
Investment management fees	79,473
Distribution and service fees	27,217
Transfer agent costs	150
Trustee and CCO fees	35
Audit and tax fees	32,028
Custody fees	9,359
Legal fees	1,468
Printing and shareholder reports fees	6,316
Other accrued expenses	3,909
Total liabilities	847,496
Net assets	$129,546,302

Net assets consist of:
Capital stock ($0.01 par value)	$117,956
Additional paid-in capital	129,775,276
Total distributable earnings (accumulated losses)	(346,930)
Net assets	$129,546,302
Shares outstanding	11,795,626
Net asset value and offering price per share	$10.98

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$1,581,126
Interest income	2,822,265
Net income from securities lending	3,174
Total investment income	4,406,565

Expenses:
Investment management fees	982,369
Distribution and service fees	336,428
Transfer agent costs	1,590
Trustee and CCO fees	5,979
Audit and tax fees	34,421
Custody fees	37,529
Legal fees	19,720
Printing and shareholder reports fees	18,348
Other	22,334
Total expenses	1,458,718

Net investment income (loss)	2,947,847

Net realized gain (loss) on:
Investments	(2,095,938)

Net change in unrealized appreciation (depreciation) on:
Investments	4,036,821
Net realized and change in unrealized gain (loss)	1,940,883
Net increase (decrease) in net assets resulting from operations	$4,888,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$2,947,847	$2,576,553
Net realized gain (loss)	(2,095,938)	5,964,623
Net change in unrealized appreciation (depreciation)	4,036,821	(26,299,918)
Net increase (decrease) in net assets resulting from operations	4,888,730	(17,758,742)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(8,554,749)	(24,055,246)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(8,554,749)	(24,055,246)

Capital share transactions:
Proceeds from shares sold	3,138,211	6,072,433
Dividends and/or distributions reinvested	8,554,749	24,055,246
Cost of shares redeemed	(21,920,983)	(20,905,560)
Net increase (decrease) in net assets resulting from capital share transactions	(10,228,023)	9,222,119
Net increase (decrease) in net assets	(13,894,042)	(32,591,869)

Net assets:
Beginning of year	143,440,344	176,032,213
End of year	$129,546,302	$143,440,344

Capital share transactions - shares:
Shares issued	280,895	488,280
Shares reinvested	804,774	2,093,581
Shares redeemed	(1,994,046)	(1,592,237)
Net increase (decrease) in shares outstanding	(908,377)	989,624

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$11.29	$15.03	$14.34	$13.84	$12.54

Investment operations:
Net investment income (loss) (A)	0.24	0.22	0.18	0.21	0.21
Net realized and unrealized gain (loss)	0.19	(1.74)	0.94	0.86	1.65
Total investment operations	0.43	(1.52)	1.12	1.07	1.86

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.23)	(0.24)	(0.23)	(0.21)
Net realized gains	(0.51)	(1.99)	(0.19)	(0.34)	(0.35)
Total dividends and/or distributions to shareholders	(0.74)	(2.22)	(0.43)	(0.57)	(0.56)

Net asset value, end of year	$10.98	$11.29	$15.03	$14.34	$13.84

Total return	3.97%	(10.38)%	7.87%	7.95%	14.94%

Ratio and supplemental data:
Net assets end of year (000’s)	$129,546	$143,440	$176,032	$210,086	$185,147
Expenses to average net assets	1.08%	1.06%	1.05%	1.04%	1.05%
Net investment income (loss) to average net assets	2.19%	1.69%	1.21%	1.55%	1.58%
Portfolio turnover rate	31%	32%	33%	40%	25%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $6,523.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$632,013	$—	$—	$—	$632,013
Total Borrowings	$632,013	$—	$—	$—	$632,013

5. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The Portfolio may lose its entire investment in the fixed-income securities of an issuer.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.73%
Over $500 million up to $1 billion	0.70
Over $1 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.09%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 27,499,810	$ 13,491,445	$ 36,907,505	$ 18,086,227

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization accruals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 130,965,731	$ 7,687,771	$ (8,893,255)	$ (1,205,484)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 427,083	$ 1,766,280

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,912,665	$ 5,642,084	$ —	$ 5,019,282	$ 19,035,964	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,051,917	$ —	$ (2,193,363)	$ —	$ —	$ (1,205,484)

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. NEW ACCOUNTING PRONOUNCEMENT (continued)

The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Diversified Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Diversified Income VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,642,084 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Madison Diversified Income VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

On or about December 1, 2023, a majority interest in Madison Investment Holdings, Inc., the parent company of Madison Asset Management, LLC (“Madison”), transferred from its founder, Frank Burgess, to the firm and current, long-standing members of senior management, investment professionals and employees (the “Transaction”). The Transaction constituted an “assignment,” within the meaning of the Investment Company Act of 1940, of the sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Madison, resulting in its automatic termination.

In anticipation of the closing of the Transaction, the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”), at a meeting held on September 20-21, 2023, considered the continued retention of Madison as sub-adviser to Transamerica Madison Diversified Income VP (the “Portfolio”). Following their review and consideration, the Board Members determined that the terms of the proposed sub-advisory agreement between TAM and Madison, with respect to the Portfolio (the “New Sub-Advisory Agreement”), were reasonable, and approval of the New Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board Members, including the independent members of the Board (the “Independent Board Members”), unanimously approved the New Sub-Advisory Agreement to take effect upon the closing of the Transaction.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members had requested and received from TAM and Madison certain materials and information in advance of the meeting. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)  that the Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolio and its contract holders, including compliance services;

(b)  that Madison does not anticipate any restructuring of Madison’s management and operations following the Transaction, and the investment teams, investment processes and client support teams (including compliance and operations) will remain unchanged;

(c)  that Madison will continue to have the capabilities, resources and personnel necessary to provide services to the Portfolio based on an assessment of Madison, its investment personnel, and the services Madison currently provides to the Portfolio; and

(d)  that the New Sub-Advisory Agreement will not result in any change in the rate of sub-advisory fees payable by TAM to Madison.

In approving the New Sub-Advisory Agreement, the Board Members also relied, as to Madison’s services, fees, profitability and fallout benefits, on their prior deliberations in approving the renewal of the existing sub-advisory agreement at the Board meeting held on June 14, 2023, as supplemented by the new information concerning the Transaction.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its contract holders and unanimously approved the New Sub-Advisory Agreement to take effect upon the closing of the Transaction.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

2023 will be remembered as a year with several narrative shifts. Despite all the headlines, twists, and surprises along the way, it was a great year for investors, with stocks, bonds, cash, and real estate all performing well. U.S. equities experienced a strong rebound in 2023 following a dismal 2022. Despite some hiccups in the first and third quarters of 2023, a strong end-of-year rally put the S&P 500® Index within reach of its all-time high, as fears of an imminent recession abated.

Broad U.S. fixed income indices notched a positive 2023 thanks to a strong end-of-year rally. Moderating inflation expectations coupled with a dovish pivot from the U.S. Federal Reserve (the “Fed”) encouraged bond investors to pile back into the asset class. At year end, interest rate markets priced in around 1.50% of Fed rate cuts by the end of 2024 in response to encouraging macroeconomic trends.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Market Participation Strategy VP, Service Class returned 11.55%. By comparison, its primary, secondary and additional benchmarks, the S&P 500® Index, the Bloomberg US Government 5-10 Year Index and the Transamerica Market Participation Strategy VP Blended Benchmark, returned 26.29%, 4.13% and 15.00%, respectively.

STRATEGY REVIEW

Transamerica Market Participation Strategy VP (the “Portfolio”) aims to provide upside participation when the stock market advances, and to seek to reduce downside risk when the stock market declines. The Portfolio consists primarily of equity (S&P 500® Index) call options and futures, which seek to provide upside participation during periods of market appreciation, and U.S. Treasury, futures, and agency bonds, which seek to reduce downside risk. The Portfolio’s strategy typically targets an equity exposure around a 50% blended benchmark weight at rebalance, depending on market behavior and our asset allocation outlook. This is accomplished by using a combination of S&P 500® Index options and futures.

The Portfolio underperformed its blended benchmark for the fiscal year ended December 31, 2023. Our cautious outlook resulted in an average equity exposure over the year of 50% (in line with the blended benchmark weight – but lag effects slightly hurt relative performance as equities rose, fell, and rose again. Implied volatility (i.e., the market’s forecast of a likely move in a security’s market price) trended lower over the course of the year as markets rallied. This was a headwind for long call options, which along with the usual time decay (i.e., the rate of change in value to an option’s price as it nears expiration) contributed negatively to Portfolio performance. Our short duration positioning in a volatile interest rate environment served the Portfolio well, as the Portfolio’s significant holdings of higher-yielding Treasury bills provided a meaningful ballast to Portfolio returns.

With the S&P 500® Index rebounding through the first half of 2023, the Portfolio’s lower than 50% equity exposure hurt relative performance to the blended benchmark. The equity rebound through July pushed the Portfolio’s equity exposure to 56%. The higher exposure in July was a positive contributor as equities rose; however, this turned into a detractor as the S&P 500® Index fell over the remainder of the third quarter and into October. Finally, a higher average equity exposure helped the Portfolio, as equities rose dramatically at year-end.

We were active in managing the Portfolio’s targeted duration as interest rates rose overall, along with volatility in rate markets, as shifting expectations on Fed actions and inflation weighed heavily on the day-to-day market direction. On an absolute and relative basis, the Portfolio’s short duration interest rate exposure added value, even as we saw rates falling in November as market expectations of the Fed reaching the end of its rate hiking cycle took hold as inflation data softened.

Joel Kallman, CFA

Devang Gambhirwala

Marcus M. Perl

Co-Portfolio Managers

PGIM Quantitative Solutions LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	11.55%	9.06%	6.12%	09/17/2012
S&P 500® Index (A)	26.29%	15.69%	12.03%
Bloomberg US Government 5-10 Year Index (B)	4.13%	0.71%	1.63%
Transamerica Market Participation Strategy VP Blended Benchmark (A) (C) (D)	15.00%	8.84%	7.23%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years.

(C) The Transamerica Market Participation Strategy VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® Index and 50% Bloomberg Intermediate Government Bond Index.

(D) The Bloomberg Intermediate Government Bond Index measures covering issues with remaining maturities of between three and five years.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified Portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,045.80	$5.10	$1,020.20	$5.04	0.99%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	24.7%
U.S. Government Obligations	23.9
U.S. Government Agency Obligations	19.9
Over-the-Counter Options Purchased	17.5
Other Investment Company	9.5
Foreign Government Obligations	9.1
Repurchase Agreement	4.9
Net Other Assets (Liabilities) ^	(9.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 9.1%
Supranational - 9.1%
European Investment Bank 3.88%, 03/15/2028	$7,000,000	$6,973,369
Inter-American Development Bank 4.00%, 01/12/2028	7,000,000	6,993,305
International Bank for Reconstruction & Development 0.88%, 07/15/2026	17,000,000	15,663,069

Total Foreign Government Obligations (Cost $30,914,743)		29,629,743

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.9%
Federal Home Loan Banks 3.25%, 11/16/2028 (A)	29,000,000	28,172,570
Federal Home Loan Mortgage Corp. 1.50%, 02/12/2025	5,000,000	4,827,688
Federal National Mortgage Association
0.63%, 04/22/2025 (A)	25,000,000	23,773,243
2.50%, 02/05/2024	500,000	498,673
6.25%, 05/15/2029 (A)	6,500,000	7,219,148

Total U.S. Government Agency Obligations (Cost $69,053,386)		64,491,322

U.S. GOVERNMENT OBLIGATIONS - 23.9%
U.S. Treasury - 23.9%
U.S. Treasury Bonds, Principal Only STRIPS Zero Coupon, 02/15/2027	18,000,000	15,902,603
U.S. Treasury Notes 1.63%, 10/31/2026	66,000,000	61,820,860

Total U.S. Government Obligations (Cost $84,110,387)		77,723,463

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 24.7%
U.S. Cash Management Bills
5.45% (B), 02/15/2024	15,000,000	14,918,764
5.48% (B), 02/15/2024	45,700,000	45,452,500

	Principal	Value

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bills 5.47% (B), 02/27/2024 (C)	$ 20,000,000	$ 19,835,659

Total Short-Term U.S. Government Obligations (Cost $80,193,978)		80,206,923

	Shares	Value
OTHER INVESTMENT COMPANY - 9.5%
Securities Lending Collateral - 9.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (B)	30,994,474	30,994,474

Total Other Investment Company (Cost $30,994,474)		30,994,474

	Principal	Value
REPURCHASE AGREEMENT - 4.9%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $15,921,816 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $16,235,783.	$15,917,394	15,917,394

Total Repurchase Agreement (Cost $15,917,394)		15,917,394

Total Investments Excluding Options Purchased (Cost $311,184,362)		298,963,319
Total Options Purchased - 17.5% (Cost $48,197,754)		56,934,877

Total Investments (Cost $359,382,116)		355,898,196
Net Other Assets (Liabilities) - (9.5)%		(30,986,284)

Net Assets - 100.0%		$324,911,912

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - S&P 500® Index	MSC	USD	4,460.00	08/12/2027	USD	128,785,410	270	$22,369,644	$29,013,104
Call - S&P 500® Index	MSC	USD	4,510.00	02/28/2029	USD	104,936,260	220	25,828,110	27,921,773

Total								$48,197,754	$56,934,877

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	108	03/28/2024	$22,027,960	$22,238,719	$210,759	$—
5-Year U.S. Treasury Notes	370	03/28/2024	39,546,909	40,246,172	699,263	—
10-Year U.S. Treasury Notes	92	03/19/2024	10,114,198	10,385,937	271,739	—
30-Year U.S. Treasury Bonds	29	03/19/2024	3,404,322	3,623,188	218,866	—
S&P 500® E-Mini Index	67	03/15/2024	15,611,377	16,147,000	535,623	—

Total Futures Contracts					$1,936,250	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Foreign Government Obligations	$—	$29,629,743	$—	$29,629,743
U.S. Government Agency Obligations	—	64,491,322	—	64,491,322
U.S. Government Obligations	—	77,723,463	—	77,723,463
Short-Term U.S. Government Obligations	—	80,206,923	—	80,206,923
Other Investment Company	30,994,474	—	—	30,994,474
Repurchase Agreement	—	15,917,394	—	15,917,394
Over-the-Counter Options Purchased	—	56,934,877	—	56,934,877

Total Investments	$30,994,474	$324,903,722	$—	$355,898,196

Other Financial Instruments
Futures Contracts (E)	$1,936,250	$—	$—	$1,936,250

Total Other Financial Instruments	$1,936,250	$—	$—	$1,936,250

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $30,364,800, collateralized by cash collateral of $30,994,474. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2023.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $2,955,513.
(D)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Derivative instruments are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATION:

MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $343,464,722) (including securities loaned of $30,364,800)	$339,980,802
Repurchase agreement, at value (cost $15,917,394)	15,917,394
Receivables and other assets:
Net income from securities lending	7,539
Shares of beneficial interest sold	872
Interest	699,595
Total assets	356,606,202

Liabilities:
Cash collateral received upon return of:
Securities on loan	30,994,474
Payables and other liabilities:
Shares of beneficial interest redeemed	386,992
Investment management fees	186,204
Distribution and service fees	68,457
Transfer agent costs	379
Trustee and CCO fees	87
Audit and tax fees	23,328
Custody fees	6,302
Legal fees	3,571
Printing and shareholder reports fees	18,845
Other accrued expenses	4,457
Variation margin payable on futures contracts	1,194
Total liabilities	31,694,290
Net assets	$324,911,912

Net assets consist of:
Capital stock ($0.01 par value)	$325,068
Additional paid-in capital	331,689,331
Total distributable earnings (accumulated losses)	(7,102,487)
Net assets	$324,911,912
Shares outstanding	32,506,813
Net asset value and offering price per share	$10.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Interest income	$7,943,305
Net income from securities lending	110,382
Total investment income	8,053,687

Expenses:
Investment management fees	2,242,502
Distribution and service fees	824,449
Transfer agent costs	3,889
Trustee and CCO fees	14,666
Audit and tax fees	26,470
Custody fees	26,692
Legal fees	28,495
Printing and shareholder reports fees	51,295
Other	28,133
Total expenses	3,246,591

Net investment income (loss)	4,807,096

Net realized gain (loss) on:
Investments	2,024,360
Futures contracts	209,651
Net realized gain (loss)	2,234,011

Net change in unrealized appreciation (depreciation) on:
Investments	24,832,501
Futures contracts	3,637,065
Net change in unrealized appreciation (depreciation)	28,469,566
Net realized and change in unrealized gain (loss)	30,703,577
Net increase (decrease) in net assets resulting from operations	$35,510,673

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$4,807,096	$1,311,755
Net realized gain (loss)	2,234,011	(12,025,189)
Net change in unrealized appreciation (depreciation)	28,469,566	(56,719,412)
Net increase (decrease) in net assets resulting from operations	35,510,673	(67,432,846)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(1,315,462)	(91,332,307)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,315,462)	(91,332,307)

Capital share transactions:
Proceeds from shares sold	3,273,031	4,945,019
Dividends and/or distributions reinvested	1,315,462	91,332,307
Cost of shares redeemed	(50,237,006)	(61,496,360)
Net increase (decrease) in net assets resulting from capital share transactions	(45,648,513)	34,780,966
Net increase (decrease) in net assets	(11,453,302)	(123,984,187)

Net assets:
Beginning of year	336,365,214	460,349,401
End of year	$324,911,912	$336,365,214

Capital share transactions - shares:
Shares issued	346,743	467,812
Shares reinvested	136,742	9,695,574
Shares redeemed	(5,335,148)	(5,421,923)
Net increase (decrease) in shares outstanding	(4,851,663)	4,741,463

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.00	$14.11		$13.78	$11.70	$11.73

Investment operations:
Net investment income (loss) (A)	0.14	0.04		0.01	0.07	0.12
Net realized and unrealized gain (loss)	0.90	(2.07)		1.92	2.29	1.93
Total investment operations	1.04	(2.03)		1.93	2.36	2.05

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.00	)(B)	(0.07)	(0.13)	(0.12)
Net realized gains	—	(3.08)		(1.53)	(0.15)	(1.96)
Total dividends and/or distributions to shareholders	(0.04)	(3.08)		(1.60)	(0.28)	(2.08)

Net asset value, end of year	$10.00	$9.00		$14.11	$13.78	$11.70

Total return	11.55%	(15.30)%		14.45%	20.33%	18.58%

Ratio and supplemental data:
Net assets end of year (000’s)	$324,912	$336,365		$460,349	$467,693	$427,339
Expenses to average net assets	0.98%	0.97%		0.96%	0.97%	0.97%
Net investment income (loss) to average net assets	1.46%	0.35%		0.04%	0.52%	1.02%
Portfolio turnover rate	16%	3%		72%	51%	32%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$30,994,474	$—	$—	$—	$30,994,474
Total Borrowings	$30,994,474	$—	$—	$—	$30,994,474

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, credit risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2023 are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$56,934,877	$—	$—	$56,934,877
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	1,400,627	—	535,623	—	—	1,936,250
Total	$1,400,627	$—	$57,470,500	$—	$—	$58,871,127

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$2,602,591	$—	$—	$2,602,591
Futures contracts	(2,383,371)	—	2,593,022	—	—	209,651
Total	$(2,383,371)	$—	$5,195,613	$—	$—	$2,812,242

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$19,622,209	$—	$—	$19,622,209
Futures contracts	1,576,119	—	2,060,946	—	—	3,637,065
Total	$1,576,119	$—	$21,683,155	$—	$—	$23,259,274

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Options:
Average value of option contracts purchased	$42,462,966
Futures contracts:
Average notional value of contracts – long	80,333,509

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

Tactical asset allocation risk: Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the Portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying portfolios, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.68%
Over $500 million up to $1 billion	0.65
Over $1 billion up to $1.5 billion	0.62
Over $1.5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.07%	May 1, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 34,690,200	$ —	$ 22,797,363	$ 40,669,060

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 359,382,116	$ 8,750,069	$ (12,233,989)	$ (3,483,920)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 1,311,363	$ 7,100,378

During the year ended December 31, 2023, the capital loss carryforwards utilized are $5,871,076.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,315,462	$ —	$ —	$ 83,756,483	$ 7,575,824	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,793,174	$ —	$ (8,411,741)	$ —	$ —	$ (3,483,920)

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Market Participation Strategy VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Market Participation Strategy VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

Large-cap growth equities, as measured by the Russell 1000® Growth Index (the “Index”), advanced over the fiscal year ended December 31, 2023. All sectors in the Index were positive for the year, led by information technology, communication services and consumer discretionary. Energy, utilities, and consumer staples posted the smallest gains in the Index. Against this backdrop, we continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned 46.70%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 42.68%.

STRATEGY REVIEW

Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) outperformed its benchmark for the fiscal year ended December 31, 2023, largely due to favorable stock selection decisions; sector allocation detracted.

Stock selection in the financial sector was the largest contributor to relative performance. Affirm Holdings, Inc., a technology platform specializing in consumer buy-now-pay-later point of sale financing and payment processing, was the largest contributor in the sector. The company reported results that came in ahead of expectations, driven primarily by strong credit execution, including better-than-expected provisioning, as the company continued to proactively manage loan performance in an uncertain and volatile macroeconomic environment.

Stock selection in the industrial sector was another main contributor to relative outperformance. Uber Technologies, Inc., a leading global ridesharing services platform that has leveraged its network, on-demand workforce, and technology to establish additional marketplace solutions addressing product delivery, was the leading contributor in the sector in the Portfolio. The company reported strong fundamental results characterized by continued healthy revenue growth, profit margin expansion, and greater traction with new product offerings.

Stock selection in the consumer discretionary sector added to relative performance. DoorDash, Inc., a leading food delivery company in the U.S., was the greatest contributor in the sector. The company reported better-than-expected results driven by accelerating sales growth, operational efficiencies, and disciplined expense management.

Conversely, stock selection and an average overweight in health care had the greatest negative impact on relative performance to the Portfolio. Royalty Pharma PLC, one of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology, and pharmaceutical companies, was the greatest detractor in the sector. The company reported solid results, but its shares remained pressured due to investors’ ongoing concerns around clinical trial results for a few of its partners’ new therapies and the impact to potential related royalties.

An average underweight in information technology detracted from relative performance, offsetting a small positive contribution from stock selection in the sector. Stock selection in communication services also had an adverse impact on relative performance, although the benefit of an average overweight in the sector more than compensated for the relative weakness of stock selection. ZoomInfo Technologies Inc. was the top detractor in communication services. Concerns about slower business growth, longer sales cycles and deal delays weighed on investor sentiment. The position in ZoomInfo Technologies Inc. was eliminated in April 2023 to fund other investments we believe offer a superior risk/reward profile.

Lastly, consumer staples, energy, and real estate sectors – which the Portfolio had no exposure to – were positive contributors to relative performance while the Portfolio’s lack of exposure to utilities had a neutral impact on relative performance.

The Portfolio may use financial derivatives, including exchange traded and over-the-counter options, futures, and other derivatives, for investment purposes to capture market opportunities, or for efficient portfolio management. The Portfolio does not invest extensively or primarily in financial derivatives instruments.

Currently, the Portfolio has a small, foreign exchange put option position to hedge against devaluation of the Chinese currency. Our thinking is that for a small premium outlay, these foreign exchange put options may have a highly asymmetrical risk/reward profile that could hedge against an unexpected devaluation of the Chinese currency. Such a devaluation could occur if, among other factors, there is a dramatic slowdown in the global and/or Chinese economy.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	46.70%	9.58%	10.86%	05/03/1999
Russell 1000® Growth Index (A)	42.68%	19.50%	14.86%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,107.60	$4.04	$1,021.40	$3.87	0.76%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	95.1%
Repurchase Agreement	7.5
Other Investment Company	4.0
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Net Other Assets (Liabilities)	(6.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 95.1%
Automobiles - 5.2%
Rivian Automotive, Inc., Class A (A) (B)	14,779	$346,715
Tesla, Inc. (B)	26,604	6,610,562

		6,957,277

Biotechnology - 1.1%
Intellia Therapeutics, Inc. (B)	4,211	128,393
Moderna, Inc. (B)	1,153	114,666
ProKidney Corp. (A) (B)	70,103	124,783
Roivant Sciences Ltd. (B)	103,286	1,159,902

		1,527,744

Broadline Retail - 4.5%
Global-e Online Ltd. (B)	60,749	2,407,483
MercadoLibre, Inc. (B)	2,302	3,617,685

		6,025,168

Capital Markets - 1.0%
Coinbase Global, Inc., Class A (B)	7,653	1,331,010

Chemicals - 0.4%
Ginkgo Bioworks Holdings, Inc. (A) (B)	294,191	497,183

Entertainment - 6.6%
ROBLOX Corp., Class A (B)	194,124	8,875,349

Financial Services - 9.3%
Adyen NV (B) (C)	4,387	5,649,878
Affirm Holdings, Inc. (B)	137,777	6,770,362

		12,420,240

Ground Transportation - 7.7%
Grab Holdings Ltd., Class A (B)	202,303	681,761
Uber Technologies, Inc. (B)	157,648	9,706,387

		10,388,148

Health Care Providers & Services - 2.4%
agilon health, Inc. (A) (B)	260,200	3,265,510

Health Care Technology - 0.6%
Doximity, Inc., Class A (B)	31,030	870,081

Hotels, Restaurants & Leisure - 10.9%
Airbnb, Inc., Class A (B)	45,504	6,194,915
DoorDash, Inc., Class A (B)	85,006	8,406,243

		14,601,158

IT Services - 21.9%
Cloudflare, Inc., Class A (B)	126,053	10,495,173
Shopify, Inc., Class A (B)	124,191	9,674,479
Snowflake, Inc., Class A (B)	46,231	9,199,969

		29,369,621

Leisure Products - 0.6%
Peloton Interactive, Inc., Class A (B)	122,653	746,957

Life Sciences Tools & Services - 0.6%
10X Genomics, Inc., Class A (B)	13,679	765,477

	Shares	Value
COMMON STOCKS (continued)
Media - 5.6%
Trade Desk, Inc., Class A (B)	104,701	$ 7,534,284

Pharmaceuticals - 4.3%
Royalty Pharma PLC, Class A	205,965	5,785,557

Software - 8.8%
Aurora Innovation, Inc. (A) (B)	495,756	2,166,454
Bill Holdings, Inc. (B)	59,806	4,879,571
Gitlab, Inc., Class A (B)	25,621	1,613,098
MicroStrategy, Inc., Class A (B)	1,182	746,575
Samsara, Inc., Class A (B)	71,490	2,386,336

		11,792,034

Specialty Retail - 3.6%
Carvana Co. (A) (B)	92,279	4,885,250

Total Common Stocks (Cost $114,645,850)		127,638,048

OTHER INVESTMENT COMPANY - 4.0%
Securities Lending Collateral - 4.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (D)	5,349,198	5,349,198

Total Other Investment Company (Cost $5,349,198)		5,349,198

	Principal	Value
REPURCHASE AGREEMENT - 7.5%
Fixed Income Clearing Corp., 2.50% (D), dated 12/29/2023, to be repurchased at $10,119,063 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $10,318,583.	$10,116,253	10,116,253

Total Repurchase Agreement (Cost $10,116,253)		10,116,253

Total Investments Excluding Options Purchased (Cost $130,111,301)		143,103,499
Total Options Purchased - 0.0% (Cost $748,862)		14,318

Total Investments (Cost $130,860,163)		143,117,817
Net Other Assets (Liabilities) - (6.6)%		(8,857,761)

Net Assets - 100.0%		$134,260,056

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	JPM	USD	7.43	01/17/2024	USD	159,084,107	$748,862	$14,318

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$121,988,170	$5,649,878	$—	$127,638,048
Other Investment Company	5,349,198	—	—	5,349,198
Repurchase Agreement	—	10,116,253	—	10,116,253
Over-the-Counter Foreign Exchange Options Purchased	—	14,318	—	14,318

Total Investments	$127,337,368	$15,780,449	$—	$143,117,817

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,217,696, collateralized by cash collateral of $5,349,198 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $3,100,068. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the value of the 144A security is $5,649,878, representing 4.2% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPM	JPMorgan Chase Bank, N.A.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $120,743,910) (including securities loaned of $8,217,696)	$133,001,564
Repurchase agreement, at value (cost $10,116,253)	10,116,253
Foreign currency, at value (cost $1,588)	1,656
Receivables and other assets:
Investments sold	47,052
Net income from securities lending	2,637
Interest	2,107
Total assets	143,171,269

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,349,198
Cash collateral at broker for:
OTC derivatives (A)	20,000
Payables and other liabilities:
Shares of beneficial interest redeemed	3,337,474
Investment management fees	107,069
Transfer agent costs	139
Trustee and CCO fees	32
Audit and tax fees	22,770
Custody fees	4,744
Legal fees	4,427
Printing and shareholder reports fees	61,493
Other accrued expenses	3,867
Total liabilities	8,911,213
Net assets	$134,260,056

Net assets consist of:
Capital stock ($0.01 par value)	$241,527
Additional paid-in capital	945,549,497
Total distributable earnings (accumulated losses)	(811,530,968)
Net assets	$134,260,056
Shares outstanding	24,152,704
Net asset value and offering price per share	$5.56

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$544,980
Interest income	392,306
Net income from securities lending	343,507
Withholding taxes on foreign income	(5,830)
Total investment income	1,274,963

Expenses:
Investment management fees	2,595,561
Distribution and service fees:
Service Class (A)	364,328
Transfer agent costs	3,294
Trustee and CCO fees	12,608
Audit and tax fees	28,178
Custody fees	28,856
Legal fees	28,899
Printing and shareholder reports fees	191,358
Other	16,616
Total expenses before waiver and/or reimbursement and recapture	3,269,698
Expenses waived and/or reimbursed:
Initial Class	(291,352)
Service Class (A)	(108,141)
Recapture of previously waived and/or reimbursed fees:
Initial Class	111,244
Net expenses	2,981,449

Net investment income (loss)	(1,706,486)

Net realized gain (loss) on:
Investments	(483,934,867)
Foreign currency transactions	10,973
Net realized gain (loss)	(483,923,894)

Net change in unrealized appreciation (depreciation) on:
Investments	592,836,659
Translation of assets and liabilities denominated in foreign currencies	(24)
Net change in unrealized appreciation (depreciation)	592,836,635
Net realized and change in unrealized gain (loss)	108,912,741
Net increase (decrease) in net assets resulting from operations	$107,206,255

(A)	Service class shares were liquidated on September 22, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$(1,706,486)	$(8,233,680)
Net realized gain (loss)	(483,923,894)	(355,202,213)
Net change in unrealized appreciation (depreciation)	592,836,635	(1,082,304,068)
Net increase (decrease) in net assets resulting from operations	107,206,255	(1,445,739,961)

Dividends and/or distributions to shareholders:
Initial Class	—	(366,839,878)
Service Class (A)	—	(357,174,136)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(724,014,014)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,985,798	14,763,018
Service Class (A)	13,755,075	79,696,514
	24,740,873	94,459,532
Dividends and/or distributions reinvested:
Initial Class	—	366,839,878
Service Class (A)	—	357,174,136
	—	724,014,014
Cost of shares redeemed:
Initial Class	(271,294,639)	(424,251,140)
Service Class (A)	(443,639,180)	(58,910,077)
	(714,933,819)	(483,161,217)
Net increase (decrease) in net assets resulting from capital share transactions	(690,192,946)	335,312,329
Net increase (decrease) in net assets	(582,986,691)	(1,834,441,646)

Net assets:
Beginning of year	717,246,747	2,551,688,393
End of year	$134,260,056	$717,246,747

Capital share transactions - shares:
Shares issued:
Initial Class	2,430,621	1,754,322
Service Class (A)	3,875,718	8,198,290
	6,306,339	9,952,612
Shares reinvested:
Initial Class	—	76,107,858
Service Class (A)	—	89,968,296
	—	166,076,154
Shares redeemed:
Initial Class	(64,603,491)	(47,034,320)
Service Class (A)	(129,187,634)	(6,534,187)
	(193,791,125)	(53,568,507)
Net increase (decrease) in shares outstanding:
Initial Class	(62,172,870)	30,827,860
Service Class (A)	(125,311,916)	91,632,399
	(187,484,786)	122,460,259

(A)	Service class shares were liquidated on September 22, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$3.79	$29.23		$38.86	$18.46	$16.20

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.06)		(0.25)	(0.19)	(0.13)
Net realized and unrealized gain (loss)	1.79	(15.27)		1.48	21.70	4.00
Total investment operations	1.77	(15.33)		1.23	21.51	3.87

Dividends and/or distributions to shareholders:
Net realized gains	—	(10.11)		(10.86)	(1.11)	(1.61)

Net asset value, end of year	$5.56	$3.79		$29.23	$38.86	$18.46

Total return	46.70%	(59.84)%		(0.53)%	117.87%	23.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$134,260	$326,844		$1,621,984	$2,000,396	$1,316,457
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.76%		0.72%	0.73%	0.82%
Including waiver and/or reimbursement and recapture	0.76%	0.76	%(B)	0.72%	0.73%	0.82%
Net investment income (loss) to average net assets	(0.34)%	(0.56)%		(0.66)%	(0.70)%	(0.68)%
Portfolio turnover rate	28%	37%		59%	52%	209%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Initial Class. Service Class shares liquidated on September 22, 2023.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $1,761.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,349,198	$—	$—	$—	$5,349,198
Total Borrowings	$5,349,198	$—	$—	$—	$5,349,198

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, credit risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Open option contracts at December 31, 2023 are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$14,318	$—	$—	$—	$14,318
Total	$—	$14,318	$—	$—	$—	$14,318

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(2,070,393)	$—	$—	$—	$(2,070,393)
Total	$—	$(2,070,393)	$—	$—	$—	$(2,070,393)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$15,011	$—	$—	$—	$15,011
Total	$—	$15,011	$—	$—	$—	$15,011

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Options:
Average value of option contracts purchased	$778,043

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
JPMorgan Chase Bank, N.A.	$14,318	$—	$(14,318)	$—	$—	$—	$—	$—

Total	$14,318	$—	$(14,318)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoint	Rate
Effective November 1, 2023
First $1.5 billion	0.6825%
Over $1.5 million up to $3 billion	0.6415
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5500
Prior to November 1, 2023
First $750 million	0.7550%
Over $750 million up to $1.5 billion	0.7150
Over $1.5 billion up to $3 billion	0.6450
Over $3 billion up to $5 billion	0.6300
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.76%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2023, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2021	2022	2023	Total
Initial Class	$—	$—	$191,301	$191,301

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.15% of Initial Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 89,449,781	$ —	$ 776,763,439	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (3,682,979)	$ 3,682,979

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 137,992,641	$ 24,652,270	$ (19,527,094)	$ 5,125,176

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 171,835,655	$ 644,820,557

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ 92,342,442	$ 631,671,572	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (816,656,212)	$ —	$ —	$ 5,125,244

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Capital Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

(unaudited)

MARKET ENVIRONMENT

In 2023, markets experienced strong performance, despite investors’ fears of a possible recession, concerns over inflation and rising interest rates, an unexpected regional banking crisis, and rising geopolitical tensions around the world. The U.S. economy remained resilient and corporate earnings reports created positive surprises, with technology stocks leading the gains. All major market indices rebounded from the 2022 bear market. While small cap stocks had a rocky performance throughout the year, the Russell 2000® Index, a small cap index, also ended the year with a gain.

Meanwhile, investors saw the Federal Reserve’s (the “Fed”) monetary policy tightening paying off with a clear downward trend in the Consumer Price Index. While inflation remained well above the Fed’s long-term target of 2% at year-end, the visible progress in curbing inflation has allowed the Fed to cease rate hikes for now. The bond market also benefitted during this time, spurred by easing rates hikes, with both the Bloomberg Global Aggregate Bond Index and the Bloomberg US Aggregate Bond Index posting positive returns in 2023.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP, Service Class returned 9.00%. By comparison, its primary and secondary benchmarks, the MSCI All Country World Index and the Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark, returned 22.20% and 13.77%, respectively.

STRATEGY REVIEW

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (the “Portfolio”) normally invests at least 80% of its net assets in Transamerica Morgan Stanley Global Allocation VP, a diversified global portfolio that allocates its assets among equities, bonds, cash and cash equivalents. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivative overlay strategy that aims to manage the Portfolio’s return volatility and reduce the potential for Portfolio losses during periods of significant market declines. The strategy may limit the Portfolio’s ability to participate in up markets and may not work as intended.

The year was marked by several instances of elevated uncertainty, as a mix of concerns over the Fed’s policy, inflation, and potential softness in the job market took center stage at various points. As we endeavored to limit the Portfolio’s volatility through these episodes, we utilized short futures positions in an effort to protect the Portfolio against further downside. However, as equity markets went on to swift recoveries in each of these instances, the Portfolio’s defensive positioning resulted in a net cost to the Portfolio, mainly in first and fourth quarters of 2023. The Portfolio’s defensive positioning in the first quarter was largely a result of the prior year’s highly volatile downturn, while the fourth quarter’s defenses were established as a response to rising volatility following underwhelming October 2023 economic data releases. The MMRS strategy had a negative impact on the Portfolio’s returns consistent with Milliman Financial Risk Management’s expectation for the Portfolio’s strategy during a strong, but somewhat volatile market rally. However, the maximum drawdown (worst peak-to-trough during the fiscal year) and volatility suffered by the Portfolio were lower than those of the benchmark. Additionally, the Portfolio’s returns were reduced by cash drag.

Adam Schenck, CFA

Maria Schiopu, CFA

Co-Portfolio Managers

Milliman Financial Risk Management LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	9.00%	3.64%	1.96%	11/10/2014
MSCI All Country World Index (A)	22.20%	11.72%	8.22%
Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP Blended Benchmark (A) (B) (C)	13.77%	6.06%	4.79%

(A) The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP Blended Benchmark is composed of the following benchmarks: 50% MSCI All Country World Index and 50% Bloomberg Global Aggregate Index.

(C) The Bloomberg Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets, including Treasuries, government-related and corporate securities, as well as asset-, mortgage- and commercial mortgage-backed securities from both developed and emerging markets issuers.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,051.60	$2.43	$1,022.80	$2.40	0.47%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	97.9%
Repurchase Agreement	2.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
INVESTMENT COMPANY - 97.9%
International Mixed Allocation Fund - 97.9%
Transamerica Morgan Stanley Global Allocation VP (A)	39,174,792	$215,461,357

Total Investment Company (Cost $287,571,549)		215,461,357

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $4,878,154 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $4,974,350.	$4,876,800	4,876,800

Total Repurchase Agreement (Cost $4,876,800)		4,876,800

Total Investments (Cost $292,448,349)		220,338,157
Net Other Assets (Liabilities) - (0.1)%		(142,997)

Net Assets - 100.0%		$220,195,160

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$215,461,357	$—	$—	$215,461,357
Repurchase Agreement	—	4,876,800	—	4,876,800

Total Investments	$215,461,357	$4,876,800	$—	$220,338,157

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2023	Shares as of December 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Morgan Stanley Global Allocation VP	$204,765,991	$20,188,345	$(19,900,183)	$(9,843,280)	$20,250,484	$215,461,357	39,174,792	$—	$16,797,953

(B)	Rate disclosed reflects the yield at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Affiliated investments, at value (cost $287,571,549)	$215,461,357
Repurchase agreement, at value (cost $4,876,800)	4,876,800
Receivables and other assets:
Shares of beneficial interest sold	94
Interest	1,016
Variation margin receivable on futures contracts	101
Total assets	220,339,368

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	20,641
Investment management fees	33,603
Distribution and service fees	45,989
Transfer agent costs	252
Trustee and CCO fees	58
Audit and tax fees	17,877
Custody fees	5,625
Legal fees	2,379
Printing and shareholder reports fees	11,884
Other accrued expenses	5,900
Total liabilities	144,208
Net assets	$220,195,160

Net assets consist of:
Capital stock ($0.01 par value)	$337,766
Additional paid-in capital	305,755,360
Total distributable earnings (accumulated losses)	(85,897,966)
Net assets	$220,195,160
Shares outstanding	33,776,639
Net asset value and offering price per share	$6.52

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Interest income from unaffiliated investments	$252,298
Total investment income	252,298

Expenses:
Investment management fees	440,198
Distribution and service fees	550,247
Transfer agent costs	2,598
Trustee and CCO fees	9,545
Audit and tax fees	23,237
Custody fees	22,918
Legal fees	19,012
Printing and shareholder reports fees	37,079
Other	23,876
Total expenses before waiver and/or reimbursement and recapture	1,128,710
Expense waived and/or reimbursed	(101,556)
Recapture of previously waived and/or reimbursed fees	6,333
Net expenses	1,033,487

Net investment income (loss)	(781,189)

Net realized gain (loss) on:
Affiliated investments	(9,842,430)
Capital gain distributions received from affiliated investments	16,797,953
Futures contracts	(5,728,090)
Net realized gain (loss)	1,227,433

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	20,250,484
Futures contracts	(1,981,822)
Translation of assets and liabilities denominated in foreign currencies	(23,953)
Net change in unrealized appreciation (depreciation)	18,244,709
Net realized and change in unrealized gain (loss)	19,472,142
Net increase (decrease) in net assets resulting from operations	$18,690,953

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$(781,189)	$41,471,946
Net realized gain (loss)	1,227,433	10,342,963
Net change in unrealized appreciation (depreciation)	18,244,709	(98,974,062)
Net increase (decrease) in net assets resulting from operations	18,690,953	(47,159,153)

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	(41,471,268)	(37,903,348)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(41,471,268)	(37,903,348)

Capital share transactions:
Proceeds from shares sold	1,812,734	1,610,660
Dividends and/or distributions reinvested	41,471,268	37,903,348
Cost of shares redeemed	(26,495,603)	(28,559,914)
Net increase (decrease) in net assets resulting from capital share transactions	16,788,399	10,954,094
Net increase (decrease) in net assets	(5,991,916)	(74,108,407)

Net assets:
Beginning of year	226,187,076	300,295,483
End of year	$220,195,160	$226,187,076

Capital share transactions - shares:
Shares issued	259,420	175,761
Shares reinvested	6,667,406	5,007,047
Shares redeemed	(3,785,009)	(3,290,190)
Net increase (decrease) in shares outstanding	3,141,817	1,892,618

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$7.38	$10.45	$10.28	$10.03	$9.01

Investment operations:
Net investment income (loss) (A)	(0.03)	1.43	1.32	0.54	0.13
Net realized and unrealized gain (loss)	0.62	(3.09)	(0.59)	0.09	1.18
Total investment operations	0.59	(1.66)	0.73	0.63	1.31

Dividends and/or distributions to shareholders:
Net investment income	(1.45)	(1.41)	(0.56)	(0.13)	(0.29)
Net realized gains	—	—	—	(0.25)	—
Total dividends and/or distributions to shareholders	(1.45)	(1.41)	(0.56)	(0.38)	(0.29)

Net asset value, end of year	$6.52	$7.38	$10.45	$10.28	$10.03

Total return	9.00%	(16.23)%	7.18%	6.49%	14.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$220,195	$226,187	$300,295	$299,061	$286,813
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.51%	0.50%	0.48%	0.53%	0.56%
Including waiver and/or reimbursement and recapture	0.47%	0.47%	0.47%	0.51%	0.57%
Net investment income (loss) to average net assets	(0.35)%	16.41%	12.45%	5.60%	1.41%
Portfolio turnover rate	2%	2%	—%	5%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$(347,977)	$(5,380,113)	$—	$—	$(5,728,090)
Total	$—	$(347,977)	$(5,380,113)	$—	$—	$(5,728,090)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$362,082	$(2,343,904)	$—	$—	$(1,981,822)
Total	$—	$362,082	$(2,343,904)	$—	$—	$(1,981,822)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – short	$(41,037,068)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.

Managed risk strategy risk: The Portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the Portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the Portfolio’s ability to participate in up markets, may cause the Portfolio to underperform its benchmark in up markets, may increase transaction costs at the Portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the Portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the Portfolio’s equity exposure, causing the Portfolio to forgo gains from the market rebound. Managing the Portfolio pursuant to the strategy may result in the Portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2023, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica Morgan Stanley Global Allocation VP	97.79%

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2 billion	0.20%
Over $2 billion up to $4 billion	0.19
Over $4 billion up to $6 billion	0.18
Over $6 billion up to $8 billion	0.17
Over $8 billion up to $10 billion	0.16
Over $10 billion	0.15

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.47%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2023, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2021	2022	2023	Total
Service Class	$50,381	$85,960	$101,556	$237,897

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$3,390,392	$19,900,183

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

character. The primary permanent differences are due to net operating losses and distributions in excess of taxable income. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (812,332)	$ 812,332

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 303,324,882	$ —	$ (82,986,725)	$ (82,986,725)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 134,426	$ —

During the year ended December 31, 2023, the capital loss carryforwards utilized are $6,474,324

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 41,471,268	$ —	$ —	$ 37,903,348	$ —	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (134,426)	$ —	$ (2,774,240)	$ (82,989,300)

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation Managed Risk –  Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

Global markets rallied in 2023, recovering nearly all their losses from the steep 2022 sell-off. Equities surged at the start of 2023 but were temporarily interrupted by significant turmoil in the U.S. regional banking system that led to the collapse of Silicon Valley Bank and First Republic Bank. The rally resumed in May due to growing excitement about the potential growth impact of artificial intelligence (“AI”) following a blow-out earnings report by Nvidia Corp. As growth and the labor market remained persistently strong over the summer, the market narrative shifted toward expectations that interest rates might have to stay higher for longer. This pushed government bond yields higher, with the U.S. 10-year briefly reaching 5% in October to the detriment of stock and bond prices. Sentiment turned more optimistic in November and December as increasing economic evidence indicated that a soft landing, in which inflation falls to the U.S. Federal Reserve’s (the “Fed”) target of 2% without causing a recession, had become more likely. A series of falling inflation reports encouraged the market to price in rate cuts as early as the second quarter of 2024, which was ultimately validated after the Fed announced its dovish pivot in December and signaled 0.75% of rate cuts in 2024.

Within equities, the rally was led by U.S. technology stocks, which benefitted from the AI-frenzy and rising valuations due to lower interest rates. The breadth of the rally was the narrowest since 1987 as only 27% of stocks in the S&P 500® Index outperformed the index. Although small caps underperformed large caps in 2023, they significantly outperformed large caps toward the end of the year, adding to investor excitement for the group going into 2024.

Global bonds appeared to be heading toward their third straight year of losses but reversed course in the last two months of the year, bringing 2023 performance into positive territory for the first time since 2020. Having peaked at 5%, U.S. 10-year yields fell 1.05% over the November-December period. Both the Fed and the European Central Bank kept rates on hold in the fourth quarter and gradually shifted toward a more dovish stance. By the end of the year, markets priced in 1.38% of cuts in 2024 in the U.S. and -1.55% of cuts in the eurozone.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Morgan Stanley Global Allocation VP, Service Class returned 13.69%. By comparison, its primary and secondary benchmarks, the MSCI All Country World Index and the Transamerica Morgan Stanley Global Allocation VP Blended Benchmark, returned 22.20% and 15.43%, respectively.

STRATEGY REVIEW

Transamerica Morgan Stanley Global Allocation VP’s (the “Portfolio”) global macro strategy is top down and tactical, focusing on economic cycles and their impacts on market valuations. We seek to take contrarian views, focusing on being overweight underpriced or unpopular assets, and underweight expensive or very popular assets. The strategy typically invests around global macroeconomic themes and then looks for opportunities to invest around these themes across all asset classes.

The Portfolio underperformed its blended benchmark for the fiscal year ended December 31, 2023. Top-down thematic detractors included overweights in U.S. value versus anti-value stocks, in the Japanese yen versus the U.S. dollar, in U.S. exploration and production stocks versus U.S. equities, and in Australian 10-year bonds versus Japanese 10-year bonds. Overweights in iron ore miners versus global equities and in Japanese banks versus U.S. equities also detracted.

The Portfolio’s asset allocation mix of average overweights in global equities and global fixed income had a positive impact on performance. Top-down thematic contributors included overweights in the European monetary union, Japan, and Korea value stocks versus anti-value stocks, and underweights in luxury and Macau gaming stocks versus global equities. Overweights in the Brazilian real versus the U.S. dollar and in European monetary union versus U.S. equities also contributed.

Cyril Moullé-Berteaux

Mark Bavoso

Sergei Parmenov

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	13.89%	7.38%	4.78%	05/01/2011
Service Class	13.69%	7.12%	4.51%	05/01/2009
MSCI All Country World Index (A)	22.20%	11.72%	7.93%
Transamerica Morgan Stanley Global Allocation VP Blended Benchmark (A) (B) (C)	15.43%	7.26%	5.55%

(A) The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The Transamerica Morgan Stanley Global Allocation VP Blended Benchmark is composed of the following benchmarks: 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index.

(C) The Bloomberg Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets, including Treasuries, government-related and corporate securities, as well as asset-, mortgage- and commercial mortgage-backed securities from both developed and emerging markets issuers.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Investing internationally, globally or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,063.90	$5.25	$1,020.10	$5.14	1.01%
Service Class	1,000.00	1,061.90	6.55	1,018.90	6.41	1.26

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	27.8%
Foreign Government Obligations	26.9
Repurchase Agreement	19.7
Corporate Debt Securities	10.3
U.S. Government Obligations	6.0
U.S. Government Agency Obligations	4.6
Short-Term U.S. Government Obligations	2.0
Mortgage-Backed Securities	1.9
Other Investment Company	0.3
Asset-Backed Securities	0.2
Preferred Stocks	0.1
Municipal Government Obligation	0.1
Convertible Bonds	0.0	*
Warrant	0.0	*
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 27.8%
Australia - 1.1%
Ampol Ltd.	2,175	$53,580
ANZ Group Holdings Ltd.	36,291	641,015
APA Group	13,292	77,354
Aristocrat Leisure Ltd.	5,368	149,321
ASX Ltd.	1,773	76,190
Aurizon Holdings Ltd.	16,660	43,141
BHP Group Ltd.	46,830	1,608,699
BlueScope Steel Ltd.	4,160	66,335
Brambles Ltd.	12,904	119,591
CAR Group Ltd.	3,303	70,091
Cochlear Ltd.	611	124,356
Coles Group Ltd.	12,810	140,630
Commonwealth Bank of Australia	19,403	1,478,239
Computershare Ltd.	4,928	81,906
CSL Ltd.	4,541	887,028
Dexus, REIT	9,815	51,367
EBOS Group Ltd.	1,516	34,021
Endeavour Group Ltd.	14,039	49,843
Fortescue Ltd.	15,466	305,851
Goodman Group, REIT	15,794	272,299
GPT Group, REIT	17,624	55,726
IDP Education Ltd.	2,486	33,933
IGO Ltd.	6,395	39,439
Insurance Australia Group Ltd.	22,493	86,756
Lottery Corp. Ltd.	20,433	67,392
Macquarie Group Ltd.	3,383	423,331
Medibank Pvt Ltd.	25,266	61,294
Mineral Resources Ltd.	1,634	77,944
Mirvac Group, REIT	36,650	52,198
National Australia Bank Ltd.	37,381	782,030
Northern Star Resources Ltd.	10,796	100,422
Orica Ltd.	4,172	45,318
Origin Energy Ltd.	17,874	103,167
Pilbara Minerals Ltd. (A)	27,108	72,967
Qantas Airways Ltd. (B)	7,874	28,814
QBE Insurance Group Ltd.	13,773	139,001
Quintis Australia Pty. Ltd. (C) (D) (E)	1,725,383	1
Ramsay Health Care Ltd.	1,703	61,054
REA Group Ltd.	481	59,377
Reece Ltd.	2,068	31,553
Rio Tinto Ltd.	3,415	315,701
Santos Ltd.	29,717	153,905
Scentre Group, REIT	47,583	96,952
SEEK Ltd.	3,310	60,292
Sonic Healthcare Ltd.	4,235	92,581
South32 Ltd.	42,267	95,913
Stockland, REIT	21,910	66,441
Suncorp Group Ltd.	11,695	110,378
Telstra Group Ltd.	45,933	123,952
Transurban Group	28,301	264,407
Treasury Wine Estates Ltd.	7,620	55,977
Vicinity Ltd., REIT	35,508	49,362
Washington H Soul Pattinson & Co. Ltd.	2,125	47,454
Wesfarmers Ltd.	10,322	401,215
Westpac Banking Corp.	40,744	635,819
WiseTech Global Ltd.	1,516	77,863
Woodside Energy Group Ltd.	17,209	364,243
Woolworths Group Ltd.	11,653	295,403

		11,960,432

	Shares	Value
COMMON STOCKS (continued)
Austria - 0.1%
Erste Group Bank AG	13,272	$ 538,155
OMV AG	1,521	66,778
Verbund AG	784	72,745
voestalpine AG	1,184	37,330

		715,008

Belgium - 0.2%
Ageas SA	1,474	63,966
Anheuser-Busch InBev SA	8,316	536,322
D’ieteren Group	198	38,667
Elia Group SA	304	38,024
Groupe Bruxelles Lambert NV (D)	614	48,275
Groupe Bruxelles Lambert NV	199	15,646
KBC Group NV	9,376	607,789
Lotus Bakeries NV	4	36,342
Sofina SA (A)	140	34,836
Syensqo SA (B)	739	76,899
UCB SA	1,182	102,954
Umicore SA	1,936	53,218
Warehouses De Pauw CVA, REIT	1,621	51,001

		1,703,939

Bermuda - 0.0% (F)
Arch Capital Group Ltd. (B)	1,140	84,668
Everest Group Ltd.	131	46,319
Liberty Global Ltd., Class C (B)	1,246	23,225

		154,212

Canada - 1.9%
Agnico Eagle Mines Ltd.	4,647	254,786
Air Canada (B)	1,623	22,893
Algonquin Power & Utilities Corp.	6,901	43,540
Alimentation Couche-Tard, Inc.	7,185	423,113
AltaGas Ltd.	2,964	62,230
ARC Resources Ltd. (A)	5,889	87,421
Bank of Montreal	8,427	833,828
Bank of Nova Scotia (A)	14,120	687,325
Barrick Gold Corp.	16,483	297,802
BCE, Inc.	834	32,836
Brookfield Asset Management Ltd., Class A	3,241	130,173
Brookfield Corp.	13,017	522,134
BRP, Inc. (A)	325	23,257
CAE, Inc. (B)	2,951	63,695
Cameco Corp.	3,955	170,521
Canadian Apartment Properties, REIT	760	27,990
Canadian Imperial Bank of Commerce	10,749	517,555
Canadian National Railway Co.	5,183	651,469
Canadian Natural Resources Ltd.	10,349	678,010
Canadian Pacific Kansas City Ltd.	8,551	676,568
Canadian Tire Corp. Ltd., Class A	491	52,144
Canadian Utilities Ltd., Class A	1,373	33,044
CCL Industries, Inc., Class B	1,375	61,836
Cenovus Energy, Inc.	13,582	226,324
CGI, Inc. (B)	1,920	205,686
Constellation Software, Inc.	188	466,119
Descartes Systems Group, Inc. (B)	775	65,115
Dollarama, Inc.	2,642	190,396
Element Fleet Management Corp.	3,674	59,780
Emera, Inc.	2,895	109,897
Empire Co. Ltd., Class A	1,394	36,874

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Canada (continued)
Enbridge, Inc.	19,914	$ 716,877
Fairfax Financial Holdings Ltd.	197	181,755
First Quantum Minerals Ltd.	5,548	45,429
FirstService Corp.	373	60,424
Fortis, Inc.	5,158	212,190
Franco-Nevada Corp.	1,848	204,695
George Weston Ltd.	601	74,612
GFL Environmental, Inc.	2,104	72,581
Gildan Activewear, Inc.	1,576	52,119
Great-West Lifeco, Inc.	2,574	85,201
Hydro One Ltd. (A) (G)	3,479	104,235
iA Financial Corp., Inc.	940	64,081
IGM Financial, Inc.	775	20,477
Imperial Oil Ltd.	1,870	106,523
Intact Financial Corp.	1,657	254,931
Ivanhoe Mines Ltd., Class A (B)	5,659	54,880
Keyera Corp.	2,147	51,899
Kinross Gold Corp.	11,462	69,375
Loblaw Cos. Ltd.	1,525	147,637
Lululemon Athletica, Inc. (B)	360	184,064
Lundin Mining Corp.	6,128	50,132
Magna International, Inc.	2,535	149,779
Manulife Financial Corp.	16,528	365,224
MEG Energy Corp. (B)	2,700	48,231
Metro, Inc.	2,229	115,382
National Bank of Canada	3,968	302,455
Northland Power, Inc. (A)	2,731	49,610
Nutrien Ltd.	4,668	262,983
Onex Corp.	634	44,273
Open Text Corp.	2,487	104,525
Pan American Silver Corp.	3,453	56,366
Parkland Corp.	1,328	42,805
Pembina Pipeline Corp.	5,108	175,863
Power Corp. of Canada	5,303	151,640
Quebecor, Inc., Class B	1,757	41,795
RB Global, Inc.	1,681	112,490
Restaurant Brands International, Inc.	2,625	205,099
RioCan, REIT	1,371	19,266
Rogers Communications, Inc., Class B	4,068	190,437
Royal Bank of Canada	16,295	1,647,885
Saputo, Inc.	2,442	49,446
Shopify, Inc., Class A (B)	11,266	877,099
Stantec, Inc.	1,029	82,612
Sun Life Financial, Inc.	5,433	281,767
Suncor Energy, Inc.	12,323	394,786
TC Energy Corp. (A)	9,609	375,353
Teck Resources Ltd., Class B	4,259	180,028
TELUS Corp.	5,490	97,698
TFI International, Inc.	770	104,739
Thomson Reuters Corp.	1,459	213,314
TMX Group Ltd.	2,556	61,824
Toromont Industries Ltd.	764	66,941
Toronto-Dominion Bank	21,499	1,389,189
Tourmaline Oil Corp.	3,115	140,087
Waste Connections, Inc.	785	117,177
West Fraser Timber Co. Ltd.	534	45,685
Wheaton Precious Metals Corp.	4,260	210,163
WSP Global, Inc.	1,154	161,763

		19,464,257

	Shares	Value
COMMON STOCKS (continued)
Chile - 0.0% (F)
Antofagasta PLC	3,608	$ 77,239

Denmark - 0.5%
AP Moller - Maersk AS, Class A	28	49,675
AP Moller - Maersk AS, Class B	44	79,103
Carlsberg AS, Class B	949	119,006
Chr Hansen Holding AS	970	81,333
Coloplast AS, Class B	1,276	145,878
Danske Bank AS	6,409	171,218
Demant AS (B)	961	42,125
DSV AS	1,717	301,435
Genmab AS (B)	653	208,393
Novo Nordisk AS, Class B	31,253	3,230,962
Novozymes AS, B Shares	1,886	103,647
Orsted AS (G)	1,936	107,312
Pandora AS	779	107,655
ROCKWOOL AS, B Shares	88	25,751
Tryg AS	3,224	70,136
Vestas Wind Systems AS (B)	9,450	299,900

		5,143,529

Finland - 0.3%
Elisa OYJ	1,583	73,170
Fortum OYJ	4,648	67,013
Kesko OYJ, B Shares	2,623	51,905
Kone OYJ, Class B	3,069	153,003
Metso OYJ	6,039	61,134
Neste OYJ	3,827	136,081
Nokia OYJ	48,355	162,920
Nordea Bank Abp	111,482	1,381,590
Orion OYJ, Class B	1,007	43,656
Sampo OYJ, A Shares	4,100	179,283
Stora Enso OYJ, R Shares	5,426	75,025
UPM-Kymmene OYJ	4,978	187,176
Wartsila OYJ Abp	4,365	63,246

		2,635,202

France - 2.0%
Accor SA	1,831	69,938
Aeroports de Paris SA	322	41,661
Air Liquide SA	4,859	944,724
Airbus SE	5,559	857,810
Alstom SA	2,717	36,533
Amundi SA (G)	574	39,034
Arkema SA	554	62,994
AXA SA	16,852	548,625
BioMerieux	395	43,868
BNP Paribas SA	36,835	2,545,160
Bollore SE	6,923	43,219
Bouygues SA	1,779	67,009
Bureau Veritas SA	2,733	69,001
Capgemini SE	1,447	301,512
Carrefour SA	5,611	102,608
Cie de Saint-Gobain SA	4,192	308,486
Cie Generale des Etablissements Michelin SCA	6,325	226,651
Covivio SA, REIT	471	25,312
Credit Agricole SA	40,427	573,577
Danone SA	6,242	404,356
Dassault Aviation SA	194	38,379
Dassault Systemes SE	6,202	302,864

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Edenred SE	2,330	$ 139,259
Eiffage SA	681	72,939
Engie SA	19,094	335,533
EssilorLuxottica SA	2,804	562,139
Eurazeo SE	405	32,124
Gecina SA, REIT	430	52,264
Getlink SE	3,336	61,005
Hermes International SCA	293	620,650
Ipsen SA	362	43,120
Kering SA	688	303,048
Klepierre SA, REIT	2,009	54,736
L’Oreal SA	2,337	1,162,646
La Francaise des Jeux SAEM (G)	975	35,347
Legrand SA	2,474	257,003
LVMH Moet Hennessy Louis Vuitton SE	2,576	2,086,194
Orange SA	21,211	241,277
Pernod Ricard SA	1,989	350,772
Publicis Groupe SA	2,118	196,406
Remy Cointreau SA	226	28,692
Renault SA	1,789	72,886
Safran SA	3,181	559,970
Sanofi SA	10,809	1,071,070
Sartorius Stedim Biotech	265	70,065
Schneider Electric SE	5,059	1,015,220
SEB SA	232	28,941
Societe Generale SA	27,680	734,140
Sodexo SA	819	90,070
STMicroelectronics NV	6,364	317,871
Teleperformance SE	544	79,302
Thales SA	987	145,952
TotalEnergies SE	21,175	1,439,971
Unibail-Rodamco-Westfield, REIT (B)	1,100	81,264
Veolia Environnement SA	7,056	222,467
Vinci SA	4,749	596,090
Vivendi SE	6,273	67,007
Worldline SA (B) (G)	2,250	38,923

		20,919,684

Germany - 1.2%
adidas AG	1,510	306,988
Allianz SE	3,772	1,007,504
BASF SE	8,244	443,945
Bayer AG	9,448	350,765
Bayerische Motoren Werke AG	2,964	329,763
Bechtle AG	767	38,433
Beiersdorf AG	970	145,312
Brenntag SE	1,300	119,432
Carl Zeiss Meditec AG	354	38,627
Commerzbank AG	39,625	470,686
Continental AG	1,031	87,548
Covestro AG (B) (G)	1,814	105,495
Daimler Truck Holding AG	4,935	185,341
Delivery Hero SE (B) (G)	1,692	46,716
Deutsche Bank AG	18,058	246,478
Deutsche Boerse AG	1,769	364,214
Deutsche Lufthansa AG (B)	5,618	49,914
Deutsche Post AG	9,196	455,365
Deutsche Telekom AG	37,089	890,541
E.ON SE	23,367	313,421

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Evonik Industries AG	2,156	$ 44,032
Fresenius Medical Care AG	1,951	81,758
Fresenius SE & Co. KGaA	3,999	123,921
GEA Group AG	1,533	63,785
Hannover Rueck SE	556	132,764
Heidelberg Materials AG	1,289	115,177
HelloFresh SE (B)	1,525	24,091
Henkel AG & Co. KGaA	1,001	71,806
Infineon Technologies AG	12,117	505,634
Knorr-Bremse AG	682	44,270
LEG Immobilien SE (B)	691	60,508
Mercedes-Benz Group AG	7,454	514,714
Merck KGaA	1,260	200,440
MTU Aero Engines AG	517	111,437
Muenchener Rueckversicherungs-Gesellschaft AG	1,270	525,896
Nemetschek SE	531	46,005
Puma SE	986	54,991
Rational AG	47	36,294
Rheinmetall AG	406	128,634
RWE AG	6,563	298,358
SAP SE	9,757	1,502,373
Scout24 SE (G)	691	48,943
Siemens AG	7,100	1,331,841
Siemens Healthineers AG (G)	2,683	155,796
Symrise AG	1,236	135,957
Talanx AG	594	42,394
Telefonica Deutschland Holding AG	1,904	4,944
Volkswagen AG	273	35,698
Vonovia SE	6,795	214,088
Wacker Chemie AG	171	21,577
Zalando SE (B) (G)	2,111	49,988

		12,724,602

Hong Kong - 0.3%
AIA Group Ltd.	106,983	932,342
BOC Hong Kong Holdings Ltd.	43,536	118,200
Budweiser Brewing Co. APAC Ltd. (G)	16,855	31,558
CK Asset Holdings Ltd.	18,092	90,825
CK Hutchison Holdings Ltd.	25,343	135,827
CK Infrastructure Holdings Ltd.	6,554	36,260
CLP Holdings Ltd.	17,188	141,867
ESR Group Ltd. (G)	20,814	28,788
Futu Holdings Ltd., ADR (B)	504	27,534
Galaxy Entertainment Group Ltd.	20,655	115,727
Hang Lung Properties Ltd.	16,505	22,997
Hang Seng Bank Ltd.	7,090	82,672
Henderson Land Development Co. Ltd.	13,255	40,825
HKT Trust & HKT Ltd.	43,697	52,156
Hong Kong & China Gas Co. Ltd.	116,107	88,918
Hong Kong Exchanges & Clearing Ltd.	11,319	388,486
Hongkong Land Holdings Ltd.	10,308	35,872
Jardine Matheson Holdings Ltd.	1,495	61,609
Link, REIT	24,402	137,034
MTR Corp. Ltd.	14,341	55,649
New World Development Co. Ltd. (A)	13,931	21,623
Power Assets Holdings Ltd.	14,290	82,810
Prudential PLC	26,070	294,818
Sino Land Co. Ltd.	36,802	40,014

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
SITC International Holdings Co. Ltd.	12,642	$ 21,824
Sun Hung Kai Properties Ltd.	13,388	144,793
Swire Pacific Ltd., Class A	3,920	33,183
Swire Properties Ltd.	10,896	22,047
Techtronic Industries Co. Ltd.	12,595	150,088
WH Group Ltd. (G)	82,106	52,995
Wharf Holdings Ltd.	10,162	32,730
Wharf Real Estate Investment Co. Ltd.	15,614	52,790
Xinyi Glass Holdings Ltd.	15,576	17,474

		3,592,335

Ireland - 0.4%
Accenture PLC, Class A	1,947	683,222
AerCap Holdings NV (B)	1,930	143,438
AIB Group PLC	54,407	233,043
Allegion PLC	272	34,460
Aptiv PLC (B)	884	79,312
Bank of Ireland Group PLC	36,496	331,101
CRH PLC	6,593	454,644
DCC PLC	913	67,242
Experian PLC	8,522	347,819
Flutter Entertainment PLC (B)	1,559	275,369
James Hardie Industries PLC, CDI (B)	4,075	156,868
Jazz Pharmaceuticals PLC (B)	184	22,632
Kerry Group PLC, Class A	1,396	121,224
Kingspan Group PLC	1,362	117,881
Medtronic PLC	4,409	363,213
Smurfit Kappa Group PLC	2,310	91,498
Trane Technologies PLC	705	171,950

		3,694,916

Israel - 0.1%
Azrieli Group Ltd.	410	26,519
Bank Hapoalim BM	15,355	137,943
Bank Leumi Le-Israel BM	18,447	148,458
Check Point Software Technologies Ltd. (B)	906	138,428
CyberArk Software Ltd. (B)	404	88,496
Elbit Systems Ltd.	258	54,719
Global-e Online Ltd. (B)	875	34,676
ICL Group Ltd.	7,479	37,602
Israel Discount Bank Ltd., Class A	11,958	59,873
Mizrahi Tefahot Bank Ltd.	1,867	72,275
Monday.com Ltd. (B)	257	48,267
Nice Ltd. (B)	612	121,714
Teva Pharmaceutical Industries Ltd., ADR (B)	11,115	116,041
Wix.com Ltd. (B)	526	64,708

		1,149,719

Italy - 0.6%
Amplifon SpA	1,155	39,960
Assicurazioni Generali SpA	9,343	197,053
Banco BPM SpA	42,103	222,219
Davide Campari-Milano NV	5,057	57,027
DiaSorin SpA	212	21,822
Enel SpA	83,728	622,064
Eni SpA	21,819	369,689
Ferrari NV	1,162	391,507
FinecoBank Banca Fineco SpA	23,018	345,205
Infrastrutture Wireless Italiane SpA (G)	3,842	48,564
Intesa Sanpaolo SpA	580,622	1,694,425

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Leonardo SpA	3,733	$ 61,548
Mediobanca Banca di Credito Finanziario SpA	20,673	255,720
Moncler SpA	1,893	116,401
Nexi SpA (B) (G)	5,432	44,411
Poste Italiane SpA (G)	4,813	54,594
Prysmian SpA	2,421	110,034
Recordati Industria Chimica e Farmaceutica SpA	974	52,504
Snam SpA	20,833	107,058
Telecom Italia SpA (B)	113,874	36,984
Terna - Rete Elettrica Nazionale	14,414	120,202
UniCredit SpA	60,493	1,640,482

		6,609,473

Japan - 0.1%
Aeon Co. Ltd.	270	6,034
Ajinomoto Co., Inc.	186	7,176
Asahi Group Holdings Ltd.	199	7,421
Asahi Intecc Co. Ltd.	50	1,017
Astellas Pharma, Inc.	415	4,962
Chiba Bank Ltd.	1,283	9,268
Chubu Electric Power Co., Inc.	727	9,392
Chugai Pharmaceutical Co. Ltd.	154	5,834
Concordia Financial Group Ltd.	2,565	11,726
Daiichi Sankyo Co. Ltd.	424	11,643
Eisai Co. Ltd.	58	2,901
Japan Post Bank Co. Ltd.	3,502	35,666
Kansai Electric Power Co., Inc.	795	10,555
Kao Corp. (A)	192	7,898
KDDI Corp.	3,197	101,714
Kikkoman Corp.	56	3,429
Kirin Holdings Co. Ltd.	320	4,689
Kobayashi Pharmaceutical Co. Ltd.	21	1,011
Kobe Bussan Co. Ltd.	62	1,832
Kose Corp.	14	1,050
Kyowa Kirin Co. Ltd.	62	1,042
M3, Inc.	101	1,671
MatsukiyoCocokara & Co.	142	2,515
MEIJI Holdings Co. Ltd.	97	2,304
Mizuho Financial Group, Inc.	5,838	99,888
Nippon Telegraph & Telephone Corp.	63,823	77,991
Nissin Foods Holdings Co. Ltd.	75	2,618
Olympus Corp.	290	4,197
Ono Pharmaceutical Co. Ltd.	89	1,588
Osaka Gas Co. Ltd.	423	8,835
Otsuka Holdings Co. Ltd.	90	3,376
Resona Holdings, Inc.	5,179	26,317
Seven & i Holdings Co. Ltd.	311	12,341
Shionogi & Co. Ltd.	60	2,893
Shiseido Co. Ltd.	165	4,976
Shizuoka Financial Group, Inc.	1,133	9,602
SoftBank Corp.	6,137	76,582
SoftBank Group Corp.	2,198	98,099
Sumitomo Mitsui Financial Group, Inc.	3,074	149,994
Sumitomo Mitsui Trust Holdings, Inc.	1,586	30,438
Suntory Beverage & Food Ltd.	57	1,880
Sysmex Corp.	38	2,118
Takeda Pharmaceutical Co. Ltd.	363	10,437
Terumo Corp.	154	5,048
Tokyo Electric Power Co. Holdings, Inc. (B)	1,723	9,024

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Tokyo Gas Co. Ltd.	442	$ 10,150
Unicharm Corp.	166	6,002
Welcia Holdings Co. Ltd.	39	682
Yakult Honsha Co. Ltd.	106	2,381

		910,207

Jordan - 0.0% (F)
Hikma Pharmaceuticals PLC	1,573	35,870

Luxembourg - 0.0% (F)
ArcelorMittal SA	4,694	133,047
Eurofins Scientific SE	1,291	84,058
Tenaris SA	4,360	75,784

		292,889

Macau - 0.0% (F)
Sands China Ltd. (B)	22,416	65,596

Netherlands - 0.9%
ABN AMRO Bank NV (G)	17,835	267,573
Adyen NV (B) (G)	212	273,028
Akzo Nobel NV	1,637	135,212
Argenx SE (B)	544	206,289
ASM International NV	450	233,461
ASML Holding NV	3,850	2,897,367
BE Semiconductor Industries NV	739	111,318
DSM BV (B) (D) (E) (H)	1,957	201,827
Euronext NV (G)	794	68,940
EXOR NV	2,158	215,600
Heineken Holding NV	1,239	104,773
Heineken NV	2,743	278,407
IMCD NV	548	95,312
ING Groep NV, Series N	136,931	2,044,658
JDE Peet’s NV	982	26,408
Koninklijke Ahold Delhaize NV	9,626	276,452
Koninklijke KPN NV	39,043	134,391
Koninklijke Philips NV	7,703	179,301
NN Group NV	2,603	102,731
NXP Semiconductors NV	803	184,433
OCI NV	1,013	29,344
Prosus NV	14,099	420,011
QIAGEN NV (B)	2,184	94,994
Randstad NV	1,059	66,310
Stellantis NV	20,320	474,442
Universal Music Group NV	7,798	222,188
Wolters Kluwer NV	2,356	334,737

		9,679,507

New Zealand - 0.0% (F)
Auckland International Airport Ltd.	12,817	71,300
Fisher & Paykel Healthcare Corp. Ltd.	5,763	85,977
Mercury Ltd.	7,556	31,525
Meridian Energy Ltd.	13,724	48,063
Spark New Zealand Ltd.	21,744	71,201
Xero Ltd. (B)	1,332	101,934

		410,000

Norway - 0.1%
Adevinta ASA (B)	3,135	34,683
Aker BP ASA	2,849	82,863
DNB Bank ASA	8,255	175,502
Equinor ASA	8,084	256,327

	Shares	Value
COMMON STOCKS (continued)
Norway (continued)
Gjensidige Forsikring ASA	1,780	$ 32,850
Kongsberg Gruppen ASA	782	35,821
Mowi ASA	4,291	76,867
Norsk Hydro ASA	11,582	77,974
Orkla ASA	6,520	50,595
Salmar ASA	675	37,816
Telenor ASA	7,216	82,814
Yara International ASA	1,490	52,972

		997,084

Portugal - 0.0% (F)
EDP - Energias de Portugal SA	31,324	157,512
Galp Energia SGPS SA	4,006	58,995
Jeronimo Martins SGPS SA	2,631	66,920

		283,427

Singapore - 0.2%
CapitaLand Ascendas, REIT	34,020	78,106
CapitaLand Integrated Commercial Trust, REIT	48,688	75,997
Capitaland Investment Ltd.	24,413	58,454
City Developments Ltd.	4,617	23,264
DBS Group Holdings Ltd.	20,923	529,674
Genting Singapore Ltd.	55,234	41,852
Grab Holdings Ltd., Class A (B)	17,491	58,945
Jardine Cycle & Carriage Ltd.	954	21,513
Keppel Corp. Ltd.	13,313	71,319
Mapletree Logistics Trust, REIT	31,715	41,814
Mapletree Pan Asia Commercial Trust, REIT	21,480	25,553
Oversea-Chinese Banking Corp. Ltd.	39,263	386,754
Sea Ltd., ADR (B)	3,516	142,398
Seatrium Ltd. (B)	406,857	36,378
Sembcorp Industries Ltd.	9,227	37,125
Singapore Airlines Ltd.	13,473	66,969
Singapore Exchange Ltd.	7,860	58,544
Singapore Technologies Engineering Ltd.	14,312	42,185
Singapore Telecommunications Ltd.	92,710	173,513
United Overseas Bank Ltd.	14,615	315,057
UOL Group Ltd.	4,312	20,519
Wilmar International Ltd.	18,894	51,109

		2,357,042

Spain - 0.8%
Acciona SA	258	37,966
ACS Actividades de Construccion y Servicios SA	1,901	84,280
Aena SME SA (G)	695	125,905
Amadeus IT Group SA	4,170	298,673
Banco Bilbao Vizcaya Argentaria SA	223,380	2,028,535
Banco Santander SA	605,314	2,525,600
CaixaBank SA	154,575	635,816
Cellnex Telecom SA (B) (G)	6,452	253,995
Corp. ACCIONA Energias Renovables SA	687	21,296
EDP Renovaveis SA	3,094	63,274
Enagas SA (A)	2,569	43,292
Endesa SA (A)	3,280	66,843
Ferrovial SE	4,732	172,493
Grifols SA (B)	2,820	48,114
Iberdrola SA	62,673	821,260
Industria de Diseno Textil SA	10,067	438,204
Naturgy Energy Group SA (A)	1,302	38,808
Redeia Corp. SA	4,202	69,165

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Repsol SA	11,854	$ 176,010
Telefonica SA	58,653	228,827

		8,178,356

Sweden - 0.5%
Alfa Laval AB	2,648	105,909
Assa Abloy AB, Class B	9,200	264,797
Atlas Copco AB, A Shares	24,752	425,906
Atlas Copco AB, B Shares	14,342	212,441
Beijer Ref AB (A)	3,560	47,615
Boliden AB	2,520	78,578
Epiroc AB, Class A	6,021	120,706
Epiroc AB, Class B	3,564	62,333
EQT AB	3,352	94,717
Essity AB, Class B	5,817	144,184
Evolution AB (G)	1,687	201,081
Fastighets AB Balder, B Shares (B)	6,038	42,815
Getinge AB, B Shares	2,165	48,147
H&M Hennes & Mauritz AB, B Shares	5,953	104,245
Hexagon AB, B Shares	19,095	228,984
Holmen AB, B Shares	739	31,191
Husqvarna AB, B Shares	3,223	26,516
Industrivarden AB, A Shares	1,195	38,968
Industrivarden AB, C Shares (A)	1,345	43,780
Indutrade AB	2,534	65,774
Investment AB Latour, B Shares	1,376	35,785
Investor AB, B Shares	15,846	366,847
L E Lundbergforetagen AB, B Shares	703	38,210
Lifco AB, B Shares	2,169	53,160
Nibe Industrier AB, B Shares	14,163	99,418
Saab AB, Class B	709	42,711
Sagax AB, Class B	1,831	50,359
Sandvik AB	9,869	213,406
Securitas AB, B Shares	4,535	44,325
Skandinaviska Enskilda Banken AB, Class A	18,241	251,025
Skanska AB, B Shares	3,137	56,715
SKF AB, B Shares	3,118	62,230
Svenska Cellulosa AB SCA, Class B	5,752	86,171
Svenska Handelsbanken AB, A Shares	13,298	144,305
Swedbank AB, A Shares	7,762	156,455
Swedish Orphan Biovitrum AB (B)	1,826	48,338
Tele2 AB, B Shares	6,022	51,670
Telefonaktiebolaget LM Ericsson, B Shares	26,452	165,514
Telia Co. AB	26,718	68,159
Volvo AB, A Shares	1,836	48,603
Volvo AB, B Shares	13,836	358,999
Volvo Car AB, Class B (B)	5,524	17,833

		4,848,925

Switzerland - 1.6%
ABB Ltd.	14,921	661,736
Adecco Group AG	1,486	72,917
Alcon, Inc.	4,704	367,125
Avolta AG (B)	890	35,005
Bachem Holding AG	321	24,808
Baloise Holding AG	425	66,601
Banque Cantonale Vaudoise	353	45,539
Barry Callebaut AG	35	59,051
BKW AG	217	38,573

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Chocoladefabriken Lindt & Spruengli AG	10	$ 229,249
Chubb Ltd.	1,252	282,952
Cie Financiere Richemont SA, Class A	4,857	668,448
Clariant AG	1,996	29,475
Coca-Cola HBC AG	1,834	53,884
DSM-Firmenich AG	1,775	180,275
EMS-Chemie Holding AG	65	52,631
Garmin Ltd.	473	60,799
Geberit AG	310	198,668
Givaudan SA	85	352,108
Glencore PLC	96,973	583,547
Helvetia Holding AG	345	47,542
Holcim AG	4,812	377,728
Julius Baer Group Ltd.	1,930	108,198
Kuehne & Nagel International AG	492	169,528
Logitech International SA	1,515	143,673
Lonza Group AG	698	293,541
Nestle SA	25,818	2,993,298
Novartis AG	19,472	1,964,911
Partners Group Holding AG	211	304,314
Roche Holding AG	6,944	2,024,745
Sandoz Group AG (B)	3,856	124,063
Schindler Holding AG	590	144,753
SGS SA	1,390	119,887
Siemens Energy AG (B)	4,947	65,535
SIG Group AG	2,852	65,616
Sika AG	1,410	458,851
Sonova Holding AG	482	157,257
Straumann Holding AG	1,045	168,482
Swatch Group AG	762	99,156
Swiss Life Holding AG	274	190,257
Swiss Prime Site AG	711	75,957
Swiss Re AG	2,804	315,256
Swisscom AG	293	176,277
TE Connectivity Ltd.	975	136,988
Temenos AG	590	54,872
UBS Group AG	30,609	949,878
VAT Group AG (G)	248	124,288
Zurich Insurance Group AG	1,354	707,709

		16,625,951

United Kingdom - 2.1%
3i Group PLC	9,051	279,307
abrdn PLC (A)	18,335	41,752
Admiral Group PLC	2,494	85,324
Amcor PLC	4,540	43,766
Anglo American PLC	12,021	301,947
Ashtead Group PLC	4,090	284,752
Associated British Foods PLC	3,347	100,982
AstraZeneca PLC	14,567	1,968,190
Atlassian Corp., Class A (B)	482	114,649
Auto Trader Group PLC (G)	8,510	78,252
Aviva PLC	25,555	141,598
BAE Systems PLC	28,134	398,236
Barclays PLC	178,562	350,010
Barratt Developments PLC	9,002	64,555
Berkeley Group Holdings PLC	985	58,859
BP PLC	158,666	942,759
British American Tobacco PLC	19,781	578,784

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
BT Group PLC	76,234	$ 120,104
Bunzl PLC	3,128	127,189
Burberry Group PLC	3,372	60,861
Centrica PLC	56,919	102,044
CNH Industrial NV	3,147	38,330
Coca-Cola Europacific Partners PLC	2,076	138,552
Compass Group PLC	15,751	430,853
Croda International PLC	1,300	83,681
Diageo PLC	21,745	791,605
Endeavour Mining PLC	1,711	38,319
Entain PLC	5,919	75,009
Evraz PLC (B) (D) (E) (I)	6,267	0
Ferguson PLC	630	121,634
G4S Ltd. (B) (D) (E)	27,853	86,982
GSK PLC	38,761	716,496
Haleon PLC	53,816	220,641
Halma PLC	3,519	102,449
Hargreaves Lansdown PLC	3,572	33,419
HSBC Holdings PLC	180,879	1,465,193
Imperial Brands PLC	7,979	183,729
Informa PLC	12,827	127,726
InterContinental Hotels Group PLC	1,520	137,367
Intertek Group PLC	1,500	81,182
J Sainsbury PLC	16,022	61,798
JD Sports Fashion PLC	23,976	50,716
Kingfisher PLC	17,716	54,941
Land Securities Group PLC, REIT	6,551	58,852
Legal & General Group PLC	55,072	176,266
Lloyds Banking Group PLC	751,287	456,884
London Stock Exchange Group PLC	3,866	457,004
M&G PLC	20,836	59,066
Melrose Industries PLC	12,629	91,338
Mondi PLC	4,554	89,248
National Grid PLC	38,158	514,591
NatWest Group PLC	68,170	190,643
Next PLC	1,118	115,686
NMC Health PLC (B) (D) (E) (I)	77,617	0
Ocado Group PLC (B)	5,524	53,400
Pearson PLC	5,944	73,053
Pentair PLC	508	36,937
Persimmon PLC	2,979	52,743
Phoenix Group Holdings PLC	6,974	47,576
Reckitt Benckiser Group PLC	6,924	478,352
RELX PLC	17,467	692,420
Rentokil Initial PLC	23,643	132,842
Rio Tinto PLC	10,260	764,012
Rolls-Royce Holdings PLC (B)	77,857	297,424
Sage Group PLC	9,533	142,473
Schroders PLC	7,569	41,476
Segro PLC, REIT	10,897	123,120
Severn Trent PLC	2,819	92,670
Shell PLC	61,409	2,012,841
Smith & Nephew PLC	8,243	113,317
Smiths Group PLC	3,216	72,291
Spirax-Sarco Engineering PLC	691	92,526
SSE PLC	11,357	268,678
St. James’s Place PLC	5,210	45,397
Standard Chartered PLC	27,203	231,139

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Taylor Wimpey PLC	32,634	$ 61,168
Tesco PLC	69,089	255,827
Unilever PLC	23,249	1,126,105
United Utilities Group PLC	7,149	96,547
Vodafone Group PLC	218,651	191,079
Whitbread PLC	1,783	83,090
Willis Towers Watson PLC	323	77,908
Wise PLC, Class A (B)	5,771	64,291
WPP PLC	9,997	95,952

		21,410,774

United States - 12.8%
3M Co.	1,722	188,249
A.O. Smith Corp.	379	31,245
Abbott Laboratories	5,734	631,141
AbbVie, Inc.	5,792	897,586
Adobe, Inc. (B)	1,404	837,626
Advanced Micro Devices, Inc. (B)	4,890	720,835
AECOM	405	37,434
AES Corp.	2,823	54,343
Aflac, Inc.	1,725	142,313
Agilent Technologies, Inc.	975	135,554
Air Products & Chemicals, Inc.	687	188,101
Airbnb, Inc., Class A (B)	1,350	183,789
Akamai Technologies, Inc. (B)	467	55,269
Albemarle Corp.	360	52,013
Albertsons Cos., Inc., Class A	1,214	27,922
Alexandria Real Estate Equities, Inc., REIT	522	66,174
Align Technology, Inc. (B)	246	67,404
Alliant Energy Corp.	1,068	54,788
Allstate Corp.	803	112,404
Ally Financial, Inc.	836	29,193
Alnylam Pharmaceuticals, Inc. (B)	412	78,861
Alphabet, Inc., Class A (B)	18,534	2,589,014
Alphabet, Inc., Class C (B)	16,305	2,297,864
Altria Group, Inc.	5,483	221,184
Amazon.com, Inc. (B)	28,655	4,353,841
Ameren Corp.	1,114	80,587
American Electric Power Co., Inc.	2,181	177,141
American Express Co.	1,916	358,943
American Financial Group, Inc.	221	26,275
American Homes 4 Rent, Class A, REIT	1,005	36,140
American International Group, Inc.	2,168	146,882
American Tower Corp., REIT	1,450	313,026
American Water Works Co., Inc.	821	108,364
Ameriprise Financial, Inc.	315	119,646
AMETEK, Inc.	701	115,588
Amgen, Inc.	1,764	508,067
Amphenol Corp., Class A	1,843	182,697
Analog Devices, Inc.	1,547	307,172
Annaly Capital Management, Inc., REIT	1,517	29,384
ANSYS, Inc. (B)	266	96,526
Aon PLC, Class A	625	181,888
APA Corp.	971	34,839
Apollo Global Management, Inc.	1,216	113,319
Apple, Inc.	48,403	9,319,030
Applied Materials, Inc.	2,560	414,899
Archer-Daniels-Midland Co.	1,896	136,929
Ares Management Corp., Class A	498	59,222

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Arista Networks, Inc. (B)	805	$ 189,586
Arthur J Gallagher & Co.	662	148,871
Aspen Technology, Inc. (B)	91	20,034
Assurant, Inc.	162	27,295
AT&T, Inc.	37,626	631,364
Atmos Energy Corp.	622	72,090
Autodesk, Inc. (B)	659	160,453
Automatic Data Processing, Inc.	1,267	295,173
AutoZone, Inc. (B)	55	142,209
AvalonBay Communities, Inc., REIT	438	82,002
Avantor, Inc. (B)	2,233	50,979
Avery Dennison Corp.	252	50,944
Axon Enterprise, Inc. (B)	217	56,058
Baker Hughes Co.	3,184	108,829
Ball Corp.	982	56,485
Bank of America Corp.	39,630	1,334,342
Bank of New York Mellon Corp.	2,392	124,504
Bath & Body Works, Inc.	660	28,486
Baxter International, Inc.	1,674	64,717
Becton Dickinson & Co.	957	233,345
Bentley Systems, Inc., Class B	661	34,491
Berkshire Hathaway, Inc., Class B (B)	4,016	1,432,347
Best Buy Co., Inc.	611	47,829
Bill Holdings, Inc. (B)	301	24,559
Bio-Rad Laboratories, Inc., Class A (B)	73	23,571
Bio-Techne Corp.	521	40,200
Biogen, Inc. (B)	479	123,951
BioMarin Pharmaceutical, Inc. (B)	615	59,298
BlackRock, Inc.	459	372,616
Blackstone, Inc.	2,206	288,810
Block, Inc. (B)	1,694	131,031
Boeing Co. (B)	1,762	459,283
Booking Holdings, Inc. (B)	110	390,194
Booz Allen Hamilton Holding Corp.	404	51,676
BorgWarner, Inc.	732	26,242
Boston Properties, Inc., REIT	472	33,120
Boston Scientific Corp. (B)	4,820	278,644
Bristol-Myers Squibb Co.	6,987	358,503
Broadcom, Inc.	1,332	1,486,845
Broadridge Financial Solutions, Inc., ADR	361	74,276
Brookfield Renewable Corp., Class A	1,425	41,017
Brown & Brown, Inc.	742	52,764
Brown-Forman Corp., Class B	1,089	62,182
Builders FirstSource, Inc. (B)	385	64,272
Bunge Global SA	530	53,504
Burlington Stores, Inc. (B)	199	38,702
Cadence Design Systems, Inc. (B)	833	226,884
Caesars Entertainment, Inc. (B)	679	31,832
Camden Property Trust, REIT	329	32,666
Campbell Soup Co.	672	29,051
Capital One Financial Corp.	1,161	152,230
Cardinal Health, Inc.	816	82,253
Carlisle Cos., Inc.	157	49,052
Carlyle Group, Inc.	668	27,181
CarMax, Inc. (B)	499	38,293
Carnival Corp. (B)	3,102	57,511
Carrier Global Corp.	2,585	148,508
Catalent, Inc. (B)	573	25,745

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Caterpillar, Inc.	1,587	$ 469,228
Cboe Global Markets, Inc.	324	57,853
CBRE Group, Inc., Class A (B)	964	89,739
CDW Corp.	410	93,201
Celanese Corp.	323	50,185
Celsius Holdings, Inc. (B)	476	25,952
Cencora, Inc.	564	115,834
Centene Corp. (B)	1,733	128,606
CenterPoint Energy, Inc.	2,667	76,196
Ceridian HCM Holding, Inc. (B)	464	31,144
CF Industries Holdings, Inc.	610	48,495
CH Robinson Worldwide, Inc.	363	31,360
Charles River Laboratories International, Inc. (B)	169	39,952
Charles Schwab Corp.	4,654	320,195
Charter Communications, Inc., Class A (B)	307	119,325
Cheniere Energy, Inc.	755	128,886
Chesapeake Energy Corp.	354	27,237
Chevron Corp.	5,691	848,870
Chipotle Mexican Grill, Inc. (B)	85	194,392
Church & Dwight Co., Inc.	856	80,943
Cigna Group	989	296,156
Cincinnati Financial Corp.	481	49,764
Cintas Corp.	283	170,553
Cisco Systems, Inc.	12,572	635,137
Citigroup, Inc.	10,689	549,842
Citizens Financial Group, Inc.	2,647	87,722
Cleveland-Cliffs, Inc. (B)	1,589	32,447
Clorox Co.	430	61,314
Cloudflare, Inc., Class A (B)	858	71,437
CME Group, Inc.	1,113	234,398
CMS Energy Corp.	1,234	71,658
Coca-Cola Co.	14,388	847,885
Cognizant Technology Solutions Corp., Class A	1,560	117,827
Coinbase Global, Inc., Class A (B)	527	91,656
Colgate-Palmolive Co.	2,742	218,565
Comcast Corp., Class A	12,770	559,965
Conagra Brands, Inc.	1,668	47,805
Confluent, Inc., Class A (B)	574	13,432
ConocoPhillips	3,749	435,146
Consolidated Edison, Inc.	1,459	132,725
Constellation Brands, Inc., Class A	512	123,776
Constellation Energy Corp.	1,371	160,256
Contra Abiomed, Inc. (B) (D) (E) (H)	56	57
Cooper Cos., Inc.	164	62,064
Copart, Inc. (B)	2,671	130,879
Corning, Inc.	2,518	76,673
Corteva, Inc.	2,237	107,197
CoStar Group, Inc. (B)	1,266	110,636
Costco Wholesale Corp.	1,547	1,021,144
Coterra Energy, Inc.	2,389	60,967
Crowdstrike Holdings, Inc., Class A (B)	695	177,447
Crown Castle, Inc., REIT	1,353	155,852
Crown Holdings, Inc.	378	34,810
CSX Corp.	6,217	215,543
Cummins, Inc.	442	105,890
CVS Health Corp.	4,247	335,343
D.R. Horton, Inc.	939	142,709
Danaher Corp.	2,345	542,492

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Darden Restaurants, Inc.	374	$ 61,448
Darling Ingredients, Inc. (B)	569	28,359
Datadog, Inc., Class A (B)	789	95,769
DaVita, Inc. (B)	181	18,962
Deckers Outdoor Corp. (B)	81	54,143
Deere & Co.	855	341,889
Dell Technologies, Inc., Class C	790	60,435
Delta Air Lines, Inc.	489	19,672
DENTSPLY SIRONA, Inc.	49	1,744
Devon Energy Corp.	2,036	92,231
Dexcom, Inc. (B)	1,282	159,083
Diamondback Energy, Inc.	534	82,813
Dick’s Sporting Goods, Inc.	191	28,067
Digital Realty Trust, Inc., REIT	942	126,774
Discover Financial Services	769	86,436
DocuSign, Inc. (B)	611	36,324
Dollar General Corp.	781	106,177
Dollar Tree, Inc. (B)	731	103,839
Dominion Energy, Inc.	3,550	166,850
Domino’s Pizza, Inc.	109	44,933
DoorDash, Inc., Class A (B)	795	78,618
Dover Corp.	433	66,600
Dow, Inc.	2,202	120,758
DraftKings, Inc., Class A (B)	1,303	45,931
Dropbox, Inc., Class A (B)	792	23,348
DTE Energy Co.	872	96,147
Duke Energy Corp.	3,256	315,962
DuPont de Nemours, Inc.	1,427	109,779
Dynatrace, Inc. (B)	769	42,057
Eastman Chemical Co.	370	33,233
Eaton Corp. PLC	1,224	294,764
eBay, Inc.	1,680	73,282
Ecolab, Inc.	792	157,093
Edison International	1,627	116,314
Edwards Lifesciences Corp. (B)	1,992	151,890
Electronic Arts, Inc.	790	108,080
Elevance Health, Inc.	770	363,101
Eli Lilly & Co.	2,695	1,570,969
Emerson Electric Co.	1,765	171,787
Enphase Energy, Inc. (B)	450	59,463
Entegris, Inc.	465	55,716
Entergy Corp.	895	90,565
EOG Resources, Inc.	1,824	220,613
EPAM Systems, Inc. (B)	179	53,224
EQT Corp.	1,235	47,745
Equifax, Inc.	377	93,228
Equinix, Inc., REIT	287	231,147
Equitable Holdings, Inc.	1,063	35,398
Equity LifeStyle Properties, Inc., REIT	546	38,515
Equity Residential, REIT	1,113	68,071
Erie Indemnity Co., Class A	77	25,789
Essential Utilities, Inc.	1,066	39,815
Essex Property Trust, Inc., REIT	198	49,092
Estee Lauder Cos., Inc., Class A	813	118,901
Etsy, Inc. (B)	377	30,556
Evergy, Inc.	971	50,686
Eversource Energy	1,485	91,654
Exact Sciences Corp. (B)	606	44,832

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Exelon Corp.	4,207	$ 151,031
Expedia Group, Inc. (B)	438	66,484
Expeditors International of Washington, Inc.	459	58,385
Extra Space Storage, Inc., REIT	656	105,176
Exxon Mobil Corp.	12,605	1,260,248
F5, Inc. (B)	182	32,574
FactSet Research Systems, Inc.	118	56,292
Fair Isaac Corp. (B)	77	89,629
Fastenal Co.	1,761	114,060
FedEx Corp.	730	184,668
Fidelity National Financial, Inc.	797	40,663
Fidelity National Information Services, Inc.	1,862	111,850
Fifth Third Bancorp	3,770	130,027
First Citizens BancShares, Inc., Class A	59	83,719
First Horizon Corp.	1,290	18,266
First Republic Bank	870	36
First Solar, Inc. (B)	331	57,025
FirstEnergy Corp.	2,309	84,648
Fiserv, Inc. (B)	1,886	250,536
FleetCor Technologies, Inc. (B)	217	61,326
FMC Corp.	394	24,842
Ford Motor Co.	12,052	146,914
Fortinet, Inc. (B)	1,999	117,001
Fortive Corp.	1,086	79,962
Fortune Brands Innovations, Inc.	389	29,618
Fox Corp., Class A	787	23,350
Fox Corp., Class B	443	12,249
Franklin Resources, Inc.	897	26,722
Freeport-McMoRan, Inc.	4,479	190,671
Gaming & Leisure Properties, Inc., REIT	803	39,628
Gartner, Inc. (B)	242	109,169
GE HealthCare Technologies, Inc.	1,354	104,691
Gen Digital, Inc.	1,774	40,483
General Dynamics Corp.	714	185,404
General Electric Co.	3,332	425,263
General Mills, Inc.	2,030	132,234
General Motors Co.	4,220	151,582
Genuine Parts Co.	437	60,525
Gilead Sciences, Inc.	4,099	332,060
Global Payments, Inc.	802	101,854
Globe Life, Inc.	291	35,421
GoDaddy, Inc., Class A (B)	428	45,436
Goldman Sachs Group, Inc.	1,017	392,328
Graco, Inc.	523	45,375
Halliburton Co.	2,835	102,485
Hartford Financial Services Group, Inc.	934	75,075
Hasbro, Inc.	423	21,598
HCA Healthcare, Inc.	676	182,980
Healthpeak Properties, Inc., REIT	1,736	34,373
HEICO Corp.	134	23,969
HEICO Corp., Class A	230	32,761
Henry Schein, Inc. (B)	428	32,404
Hershey Co.	528	98,440
Hess Corp.	860	123,978
Hewlett Packard Enterprise Co.	4,033	68,480
HF Sinclair Corp.	504	28,007
Hilton Worldwide Holdings, Inc.	805	146,582
Hologic, Inc. (B)	809	57,803

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Home Depot, Inc.	3,074	$ 1,065,295
Honeywell International, Inc.	2,045	428,857
Hormel Foods Corp.	1,055	33,876
Host Hotels & Resorts, Inc., REIT	2,173	42,308
Howmet Aerospace, Inc.	1,202	65,052
HP, Inc.	2,760	83,048
Hubbell, Inc.	164	53,945
HubSpot, Inc. (B)	142	82,437
Humana, Inc.	411	188,160
Huntington Bancshares, Inc.	8,005	101,824
Huntington Ingalls Industries, Inc.	122	31,676
Hyatt Hotels Corp., Class A	143	18,649
IDEX Corp.	234	50,804
IDEXX Laboratories, Inc. (B)	273	151,529
Illinois Tool Works, Inc.	930	243,604
Illumina, Inc. (B)	528	73,519
Incyte Corp. (B)	589	36,983
Ingersoll Rand, Inc.	1,244	96,211
Insulet Corp. (B)	231	50,122
Intel Corp.	13,228	664,707
Intercontinental Exchange, Inc.	1,749	224,624
International Business Machines Corp.	2,786	455,650
International Flavors & Fragrances, Inc.	799	64,695
International Paper Co.	1,042	37,668
Interpublic Group of Cos., Inc.	1,197	39,070
Intuit, Inc.	862	538,776
Intuitive Surgical, Inc. (B)	1,160	391,338
Invitation Homes, Inc., REIT	1,892	64,536
IQVIA Holdings, Inc. (B)	607	140,448
Iron Mountain, Inc., REIT	896	62,702
J.M. Smucker Co.	363	45,876
Jabil, Inc.	409	52,107
Jack Henry & Associates, Inc.	224	36,604
Jacobs Solutions, Inc.	389	50,492
JB Hunt Transport Services, Inc.	256	51,133
Johnson & Johnson	8,003	1,254,390
Johnson Controls International PLC	2,268	130,728
JPMorgan Chase & Co.	16,011	2,723,471
Juniper Networks, Inc.	994	29,303
Kellanova	962	53,785
Kenvue, Inc.	5,933	127,737
Keurig Dr. Pepper, Inc.	3,629	120,918
KeyCorp	5,204	74,938
Keysight Technologies, Inc. (B)	547	87,022
Kimberly-Clark Corp.	1,178	143,139
Kimco Realty Corp., REIT	1,931	41,150
Kinder Morgan, Inc.	6,347	111,961
KKR & Co., Inc.	1,770	146,645
KLA Corp.	422	245,309
Knight-Swift Transportation Holdings, Inc.	499	28,767
Kraft Heinz Co.	2,977	110,089
Kroger Co.	2,428	110,984
L3 Harris Technologies, Inc.	588	123,845
Laboratory Corp. of America Holdings	290	65,914
Lam Research Corp.	413	323,486
Lamb Weston Holdings, Inc.	506	54,694
Las Vegas Sands Corp.	1,170	57,576
Lattice Semiconductor Corp. (B)	424	29,252

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Lear Corp.	183	$ 25,841
Leidos Holdings, Inc.	403	43,621
Lennar Corp., Class A	770	114,761
Lennox International, Inc.	99	44,304
Liberty Broadband Corp., Class C (B)	377	30,382
Liberty Media Corp. - Liberty Formula One, Class C (B)	608	38,383
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	505	14,534
Linde PLC	1,462	600,458
Live Nation Entertainment, Inc. (B)	492	46,051
LKQ Corp.	835	39,905
Lockheed Martin Corp.	690	312,736
Loews Corp.	588	40,919
Lowe’s Cos., Inc.	1,777	395,471
LPL Financial Holdings, Inc.	230	52,353
Lucid Group, Inc. (A) (B)	3,139	13,215
LyondellBasell Industries NV, Class A	813	77,300
M&T Bank Corp.	919	125,977
Manhattan Associates, Inc. (B)	191	41,126
Marathon Oil Corp.	1,937	46,798
Marathon Petroleum Corp.	1,251	185,598
Markel Group, Inc. (B)	39	55,376
MarketAxess Holdings, Inc.	116	33,971
Marriott International, Inc., Class A	787	177,476
Marsh & McLennan Cos., Inc.	1,512	286,479
Martin Marietta Materials, Inc.	189	94,294
Marvell Technology, Inc.	2,718	163,923
Masco Corp.	693	46,417
Mastercard, Inc., Class A	2,590	1,104,661
Match Group, Inc. (B)	868	31,682
McCormick & Co., Inc.	882	60,346
McDonald’s Corp.	2,248	666,554
McKesson Corp.	446	206,489
Merck & Co., Inc.	8,414	917,294
Meta Platforms, Inc., Class A (B)	6,798	2,406,220
MetLife, Inc.	1,968	130,144
Mettler-Toledo International, Inc. (B)	73	88,546
MGM Resorts International (B)	873	39,006
Microchip Technology, Inc.	1,691	152,494
Micron Technology, Inc.	3,422	292,033
Microsoft Corp.	21,836	8,211,209
Mid-America Apartment Communities, Inc., REIT	359	48,271
Moderna, Inc. (B)	1,130	112,379
Molina Healthcare, Inc. (B)	188	67,926
Molson Coors Beverage Co., Class B	583	35,685
Mondelez International, Inc., Class A	4,762	344,912
MongoDB, Inc. (B)	221	90,356
Monolithic Power Systems, Inc.	141	88,940
Monster Beverage Corp. (B)	2,745	158,139
Moody’s Corp.	509	198,795
Mosaic Co.	1,054	37,659
Motorola Solutions, Inc.	514	160,928
MSCI, Inc.	245	138,584
Nasdaq, Inc.	1,067	62,035
NetApp, Inc.	655	57,745
Netflix, Inc. (B)	1,372	667,999
Neurocrine Biosciences, Inc. (B)	317	41,768

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Newmont Corp.	3,646	$ 150,908
News Corp., Class A	1,187	29,141
NextEra Energy, Inc.	8,727	530,078
NIKE, Inc., Class B	3,772	409,526
NiSource, Inc.	1,747	46,383
Nordson Corp.	159	42,001
Norfolk Southern Corp.	701	165,702
Northern Trust Corp.	642	54,172
Northrop Grumman Corp.	442	206,918
NRG Energy, Inc.	961	49,684
Nucor Corp.	777	135,229
NVIDIA Corp.	7,596	3,761,691
NVR, Inc. (B)	10	70,005
O’Reilly Automotive, Inc. (B)	186	176,715
Occidental Petroleum Corp.	2,111	126,048
Okta, Inc. (B)	467	42,278
Old Dominion Freight Line, Inc.	304	123,220
Omnicom Group, Inc.	610	52,771
ON Semiconductor Corp. (B)	1,367	114,186
ONEOK, Inc.	1,848	129,767
Oracle Corp.	5,721	603,165
Otis Worldwide Corp.	1,267	113,358
Ovintiv, Inc.	827	36,322
Owens Corning	278	41,208
PACCAR, Inc.	1,619	158,095
Packaging Corp. of America	284	46,266
Palantir Technologies, Inc., Class A (B)	5,863	100,668
Palo Alto Networks, Inc. (B)	936	276,008
Paramount Global, Class B	1,598	23,634
Parker-Hannifin Corp.	395	181,977
Paychex, Inc.	1,002	119,348
Paycom Software, Inc.	168	34,729
Paylocity Holding Corp. (B)	140	23,079
PayPal Holdings, Inc. (B)	3,264	200,442
PepsiCo, Inc.	4,817	818,119
Pfizer, Inc.	18,781	540,705
PG&E Corp.	8,379	151,073
Philip Morris International, Inc.	4,841	455,441
Phillips 66	1,395	185,730
Pinterest, Inc., Class A (B)	1,757	65,079
Pioneer Natural Resources Co.	732	164,612
PNC Financial Services Group, Inc.	2,201	340,825
Pool Corp.	123	49,041
PPG Industries, Inc.	729	109,022
PPL Corp.	3,119	84,525
Principal Financial Group, Inc.	746	58,688
Procter & Gamble Co.	8,261	1,210,567
Progressive Corp.	1,801	286,863
Prologis, Inc., REIT	2,865	381,905
Prudential Financial, Inc.	1,114	115,533
PTC, Inc. (B)	367	64,210
Public Service Enterprise Group, Inc.	2,111	129,088
Public Storage, REIT	497	151,585
PulteGroup, Inc.	679	70,086
Qorvo, Inc. (B)	304	34,233
QUALCOMM, Inc.	3,459	500,275
Quanta Services, Inc.	443	95,599
Quest Diagnostics, Inc.	364	50,188

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Raymond James Financial, Inc.	609	$ 67,904
Realty Income Corp., REIT	2,194	125,979
Regency Centers Corp., REIT	516	34,572
Regeneron Pharmaceuticals, Inc. (B)	351	308,280
Regions Financial Corp.	5,212	101,009
Reliance Steel & Aluminum Co.	183	51,181
Repligen Corp. (B)	173	31,105
Republic Services, Inc.	677	111,644
ResMed, Inc.	481	82,742
Revvity, Inc.	416	45,473
Rivian Automotive, Inc., Class A (A) (B)	2,170	50,908
Robert Half, Inc.	333	29,277
Robinhood Markets, Inc., Class A (B)	1,333	16,982
ROBLOX Corp., Class A (B)	1,276	58,339
Rockwell Automation, Inc.	351	108,978
Roku, Inc. (B)	394	36,114
Rollins, Inc.	896	39,128
Roper Technologies, Inc.	328	178,816
Ross Stores, Inc.	1,048	145,033
Royal Caribbean Cruises Ltd. (B)	757	98,024
Royalty Pharma PLC, Class A	1,274	35,787
RPM International, Inc.	400	44,652
RTX Corp.	4,536	381,659
S&P Global, Inc.	1,005	442,723
Salesforce, Inc. (B)	2,983	784,947
SBA Communications Corp., REIT	340	86,255
Schlumberger NV	4,444	231,266
Seagate Technology Holdings PLC	612	52,246
SEI Investments Co.	348	22,115
Sempra	2,643	197,511
ServiceNow, Inc. (B)	627	442,969
Sherwin-Williams Co.	750	233,925
Simon Property Group, Inc., REIT	1,013	144,494
Sirius XM Holdings, Inc. (A)	2,327	12,729
Skyworks Solutions, Inc.	494	55,535
Snap, Inc., Class A (B)	3,149	53,313
Snap-on, Inc.	164	47,370
Snowflake, Inc., Class A (B)	872	173,528
Southern Co.	4,638	325,217
Southwest Airlines Co.	450	12,996
Splunk, Inc. (B)	495	75,413
SS&C Technologies Holdings, Inc.	687	41,983
Stanley Black & Decker, Inc.	477	46,794
Starbucks Corp.	3,558	341,604
State Street Corp.	978	75,756
Steel Dynamics, Inc.	496	58,578
STERIS PLC	328	72,111
Stryker Corp.	1,138	340,785
Sun Communities, Inc., REIT	386	51,589
Super Micro Computer, Inc. (B)	147	41,786
Synchrony Financial	1,278	48,807
Synopsys, Inc. (B)	465	239,433
Sysco Corp.	1,771	129,513
T-Mobile US, Inc.	2,774	444,755
T. Rowe Price Group, Inc.	691	74,414
Take-Two Interactive Software, Inc. (B)	514	82,728
Targa Resources Corp.	673	58,464
Target Corp.	1,628	231,860

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Teledyne Technologies, Inc. (B)	146	$ 65,158
Teleflex, Inc.	156	38,897
Teradyne, Inc.	480	52,090
Tesla, Inc. (B)	9,033	2,244,520
Texas Instruments, Inc.	2,853	486,322
Texas Pacific Land Corp.	19	29,877
Textron, Inc.	611	49,137
Thermo Fisher Scientific, Inc.	1,278	678,350
TJX Cos., Inc.	3,529	331,055
Toast, Inc., Class A (B)	1,046	19,100
Toro Co.	326	31,293
Tractor Supply Co.	338	72,680
Trade Desk, Inc., Class A (B)	1,396	100,456
Tradeweb Markets, Inc., Class A	336	30,536
TransDigm Group, Inc.	170	171,972
TransUnion	593	40,745
Travelers Cos., Inc.	700	133,343
Trimble, Inc. (B)	766	40,751
Truist Financial Corp.	7,390	272,839
Twilio, Inc., Class A (B)	531	40,287
Tyler Technologies, Inc. (B)	130	54,356
Tyson Foods, Inc., Class A	1,014	54,503
U-Haul Holding Co.	304	21,414
Uber Technologies, Inc. (B)	5,670	349,102
UDR, Inc., REIT	959	36,720
UiPath, Inc., Class A (B)	1,202	29,858
Ulta Beauty, Inc. (B)	151	73,988
Union Pacific Corp.	1,870	459,309
United Parcel Service, Inc., Class B	2,239	352,038
United Rentals, Inc.	209	119,845
United Therapeutics Corp. (B)	154	33,863
UnitedHealth Group, Inc.	3,066	1,614,157
Unity Software, Inc. (A) (B)	768	31,404
Universal Health Services, Inc., Class B	206	31,403
US Bancorp	8,504	368,053
Vail Resorts, Inc.	120	25,616
Valero Energy Corp.	1,118	145,340
Veeva Systems, Inc., Class A (B)	506	97,415
Ventas, Inc., REIT	1,254	62,499
Veralto Corp.	731	60,132
VeriSign, Inc. (B)	284	58,493
Verisk Analytics, Inc.	447	106,770
Verizon Communications, Inc.	22,084	832,567
Vertex Pharmaceuticals, Inc. (B)	857	348,705
Vertiv Holdings Co.	1,025	49,231
VF Corp.	1,050	19,740
Viatris, Inc.	3,984	43,147
VICI Properties, Inc., REIT	3,132	99,848
Visa, Inc., Class A	4,933	1,284,307
Vistra Corp.	1,388	53,466
Vulcan Materials Co.	408	92,620
W.R. Berkley Corp.	628	44,412
Walgreens Boots Alliance, Inc.	2,536	66,215
Walmart, Inc.	5,199	819,622
Walt Disney Co.	5,704	515,014
Warner Bros Discovery, Inc. (B)	7,313	83,222
Waste Management, Inc.	1,236	221,368
Waters Corp. (B)	196	64,529

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Watsco, Inc.	105	$ 44,989
Webster Financial Corp.	424	21,522
WEC Energy Group, Inc.	1,343	113,040
Wells Fargo & Co.	20,032	985,975
Welltower, Inc., REIT	1,598	144,092
West Pharmaceutical Services, Inc.	245	86,269
Western Digital Corp. (B)	998	52,265
Westinghouse Air Brake Technologies Corp.	554	70,303
Westlake Corp.	121	16,935
Westrock Co.	801	33,258
Weyerhaeuser Co., REIT	2,300	79,971
Williams Cos., Inc.	3,832	133,469
Workday, Inc., Class A (B)	640	176,678
WP Carey, Inc., REIT	664	43,034
WW Grainger, Inc.	139	115,188
Wynn Resorts Ltd.	318	28,973
Xcel Energy, Inc.	2,330	144,250
Xylem, Inc.	741	84,741
Yum! Brands, Inc.	861	112,498
Zebra Technologies Corp., Class A (B)	159	43,459
Zillow Group, Inc., Class C (B)	465	26,905
Zimmer Biomet Holdings, Inc.	698	84,947
Zoetis, Inc.	1,524	300,792
Zoom Video Communications, Inc., Class A (B)	749	53,861
Zscaler, Inc. (B)	267	59,157

		133,992,381

Uruguay - 0.0% (F)
MercadoLibre, Inc. (B)	141	221,587

Total Common Stocks (Cost $242,400,083)		290,854,143

PREFERRED STOCKS - 0.1%
Germany - 0.1%
Bayerische Motoren Werke AG, 9.48% (J)	547	54,317
Dr. Ing. h.c. F. Porsche AG, 1.26% (G) (J)	1,064	93,851
Henkel AG & Co. KGaA, 2.54% (J)	1,632	131,268
Porsche Automobil Holding SE, 5.54% (J)	1,424	72,816
Sartorius AG, 0.43% (J)	251	92,327
Volkswagen AG, 7.84% (J)	1,914	236,229

Total Preferred Stocks (Cost $906,087)		680,808

WARRANT - 0.0%
Canada - 0.0%
Constellation Software, Inc., (B) (D) (E) (I) Exercise Price CAD 0, Expiration Date 03/31/2040	203	0

Total Warrant (Cost $0)		0

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 0.2%
American Homes 4 Rent Trust Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (G)	$225,000	$ 221,623
HGI CRE CLO Ltd. Series 2021-FL2, Class A, 1-Month Term SOFR + 1.11%, 6.47% (K), 09/17/2036 (G)	712,659	702,759
Navient Private Education Loan Trust Series 2014-AA, Class A3, 1-Month Term SOFR + 1.71%, 7.08% (K), 10/15/2031 (G)	227,194	227,604
SLM Private Education Loan Trust Series 2010-C, Class A5, 1-Month Term SOFR + 4.86%, 10.23% (K), 10/15/2041 (G)	810,767	852,655
SMB Private Education Loan Trust Series 2019-A, Class A2A, 3.44%, 07/15/2036 (G)	118,263	113,824

Total Asset-Backed Securities (Cost $2,136,092)		2,118,465

CONVERTIBLE BONDS - 0.0% (F)
India - 0.0% (F)
REI Agro Ltd.
5.50%, 11/13/2014 (B) (G) (L)	697,000	3,485
5.50%, 11/13/2014 (B) (L) (M)	259,000	1,295

		4,780

Netherlands - 0.0% (F)
Bio City Development Co. BV 8.00%, 07/06/2024 (B) (D) (E) (G) (L)	2,400,000	102,000

Total Convertible Bonds (Cost $2,277,010)		106,780

CORPORATE DEBT SECURITIES - 10.3%
Australia - 0.5%
Australia & New Zealand Banking Group Ltd. Fixed until 11/25/2030, 2.57% (K), 11/25/2035 (G)	1,750,000	1,413,690
Commonwealth Bank of Australia Fixed until 10/03/2024, 1.94% (K), 10/03/2029 (M)	EUR 1,000,000	1,075,974
NBN Co. Ltd. 2.63%, 05/05/2031 (G)	$ 1,215,000	1,043,602
Quintis Australia Pty. Ltd.
PIK Rate 13.51%, Cash Rate 7.50%, 10/01/2026 (D) (E) (G) (N)	237,012	95,919
PIK Rate 12.00%, Cash Rate 0.00%, 10/01/2028 (D) (E) (G) (N)	3,336,317	948,515
Westpac Banking Corp. Fixed until 11/15/2030, 2.67% (K), 11/15/2035	1,250,000	1,018,630

		5,596,330

Canada - 0.4%
Enbridge, Inc.
2.50%, 01/15/2025	1,775,000	1,722,233
6.70%, 11/15/2053	800,000	934,068

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Rogers Communications, Inc. 3.80%, 03/15/2032	$ 975,000	$ 898,243

		3,554,544

Cayman Islands - 0.1%
Alibaba Group Holding Ltd. 2.13%, 02/09/2031	950,000	788,671

France - 0.8%
AXA SA Fixed until 05/28/2029, 3.25% (K), 05/28/2049 (M)	EUR 1,500,000	1,588,158
Banque Federative du Credit Mutuel SA
0.75%, 07/17/2025 (M)	1,000,000	1,058,509
1.25%, 12/05/2025 (M)	GBP 1,500,000	1,790,087
3.75%, 02/01/2033 (M)	EUR 1,000,000	1,126,711
BPCE SA 5.15%, 07/21/2024 (G)	$ 1,550,000	1,536,469
Orange SA Fixed until 10/01/2026 (O), 5.00% (K) (M)	EUR 1,360,000	1,531,295

		8,631,229

Germany - 0.4%
Kreditanstalt fuer Wiederaufbau 0.38%, 04/23/2030 (M)	4,630,000	4,499,703

Indonesia - 0.1%
Pertamina Persero PT 6.50%, 11/07/2048 (M)	$ 1,050,000	1,171,007

Ireland - 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.45%, 04/15/2027 (G)	750,000	777,034

Italy - 0.1%
Assicurazioni Generali SpA Fixed until 10/27/2027, 5.50% (K), 10/27/2047 (M)	EUR 1,200,000	1,374,868

Japan - 0.4%
NTT Finance Corp. 1.59%, 04/03/2028 (G)	$ 1,975,000	1,744,740
Sumitomo Mitsui Financial Group, Inc. 2.13%, 07/08/2030	2,975,000	2,510,359

		4,255,099

Jersey, Channel Islands - 0.1%
Galaxy Pipeline Assets Bidco Ltd. 2.63%, 03/31/2036 (G)	1,575,000	1,300,244

Luxembourg - 0.2%
Blackstone Property Partners Europe Holdings SARL 1.25%, 04/26/2027 (M)	EUR 1,000,000	967,716
Medtronic Global Holdings SCA
1.00%, 07/02/2031	450,000	429,243
1.13%, 03/07/2027	840,000	876,310

		2,273,269

Multi-National - 0.1%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 2.50%, 01/15/2027	$ 1,000,000	920,875

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands - 0.2%
Akelius Residential Property Financing BV 1.13%, 01/11/2029 (M)	EUR 1,000,000	$ 909,893
Thermo Fisher Scientific Finance I BV 2.00%, 10/18/2051	100,000	78,896
Upjohn Finance BV 1.91%, 06/23/2032 (M)	1,400,000	1,298,963

		2,287,752

Republic of Korea - 0.2%
Korea Southern Power Co. Ltd. 0.75%, 01/27/2026 (G)	$ 1,860,000	1,706,519

Spain - 0.3%
Banco Santander SA
3.13%, 01/19/2027 (M)	EUR 1,400,000	1,531,398
5.18%, 11/19/2025	$ 1,400,000	1,388,768

		2,920,166

Switzerland - 0.1%
UBS Group AG 3.75%, 03/26/2025	1,150,000	1,126,795

United Kingdom - 0.8%
HSBC Holdings PLC
Fixed until 11/13/2025, 2.26% (K), 11/13/2026 (M)	GBP 1,514,000	1,828,034
Fixed until 03/09/2028, 6.16% (K), 03/09/2029	$ 1,950,000	2,014,485
Lloyds Banking Group PLC 2.25%, 10/16/2024 (M)	GBP 1,520,000	1,887,109
National Grid Electricity Distribution West Midlands PLC 5.75%, 04/16/2032 (M)	750,000	1,016,093
NGG Finance PLC Fixed until 06/18/2025, 5.63% (K), 06/18/2073 (M)	1,360,000	1,706,294

		8,452,015

United States - 5.4%
Amazon.com, Inc. 3.88%, 08/22/2037	$ 1,400,000	1,302,090
American Express Co. 2.55%, 03/04/2027	550,000	515,531
AT&T, Inc.
1.80%, 09/05/2026	EUR 1,520,000	1,619,610
2.90%, 12/04/2026	GBP 700,000	849,802
3.65%, 06/01/2051	$ 750,000	567,390
Bank of America Corp.
Fixed until 06/19/2025, 1.32% (K), 06/19/2026	2,475,000	2,329,883
Fixed until 04/22/2031, 2.69% (K), 04/22/2032	2,900,000	2,452,981
Fixed until 04/27/2027, 4.38% (K), 04/27/2028	2,050,000	2,004,506
BAT Capital Corp. 3.56%, 08/15/2027	442,000	422,075
Celanese US Holdings LLC 6.17%, 07/15/2027	1,550,000	1,589,248
Centene Corp. 2.50%, 03/01/2031	2,275,000	1,894,868

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Charles Schwab Corp. Fixed until 05/19/2033, 5.85% (K), 05/19/2034	$ 1,045,000	$ 1,080,192
Charter Communications Operating LLC/Charter Communications Operating Capital 6.38%, 10/23/2035	1,025,000	1,042,601
Chubb INA Holdings, Inc. 0.88%, 06/15/2027	EUR 1,000,000	1,032,454
Citigroup, Inc.
Fixed until 01/25/2032, 3.06% (K), 01/25/2033	$ 925,000	790,535
Fixed until 03/17/2032, 3.79% (K), 03/17/2033	1,325,000	1,193,742
4.45%, 09/29/2027	1,075,000	1,049,949
Crown Castle, Inc. 3.30%, 07/01/2030	1,375,000	1,234,459
Energy Transfer LP
2.90%, 05/15/2025	825,000	799,558
4.05%, 03/15/2025	324,000	318,770
Enterprise Products Operating LLC 5.35%, 01/31/2033	675,000	707,788
Ford Motor Credit Co. LLC 7.35%, 03/06/2030	1,650,000	1,775,407
Foundry JV Holdco LLC 5.88%, 01/25/2034 (G)	625,000	643,204
Georgia-Pacific LLC 2.30%, 04/30/2030 (G)	2,000,000	1,734,469
Global Payments, Inc. 4.45%, 06/01/2028	1,000,000	974,238
Goldman Sachs Group, Inc. Fixed until 04/22/2031, 2.62% (K), 04/22/2032	1,075,000	903,922
JPMorgan Chase & Co.
Fixed until 02/17/2032, 0.60% (K), 02/17/2033 (M)	EUR 1,000,000	886,759
Fixed until 11/08/2031, 2.55% (K), 11/08/2032	$ 2,625,000	2,195,369
Fixed until 06/01/2033, 5.35% (K), 06/01/2034	775,000	786,823
Lowe’s Cos., Inc. 1.30%, 04/15/2028	700,000	615,596
Marriott International, Inc. 4.90%, 04/15/2029	450,000	453,354
Metropolitan Life Global Funding I 5.15%, 03/28/2033 (G)	1,200,000	1,223,331
Microsoft Corp. 1.35%, 09/15/2030 (G)	2,475,000	2,064,169
NextEra Energy Capital Holdings, Inc. 2.75%, 11/01/2029	2,175,000	1,951,290
ONEOK Partners LP 4.90%, 03/15/2025	742,000	737,796
ONEOK, Inc. 2.75%, 09/01/2024	435,000	426,333
PNC Financial Services Group, Inc. Fixed until 10/20/2033, 6.88% (K), 10/20/2034	600,000	667,334

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Prologis Euro Finance LLC 1.88%, 01/05/2029	EUR 950,000	$ 973,305
Republic Services, Inc. 5.00%, 04/01/2034	$ 600,000	615,463
T-Mobile USA, Inc. 2.25%, 11/15/2031	1,250,000	1,041,822
Thermo Fisher Scientific, Inc.
0.88%, 10/01/2031	EUR 1,750,000	1,648,347
1.88%, 10/01/2049	400,000	315,588
Truist Financial Corp. Fixed until 06/08/2033, 5.87% (K), 06/08/2034	$ 1,300,000	1,328,805
US Bancorp Fixed until 06/10/2033, 5.84% (K), 06/12/2034	678,000	700,725
Verizon Communications, Inc.
2.36%, 03/15/2032	1,625,000	1,353,820
3.40%, 03/22/2041	875,000	699,057
Vontier Corp. 2.40%, 04/01/2028	925,000	810,263
Warnermedia Holdings, Inc.
4.28%, 03/15/2032	2,025,000	1,855,752
5.05%, 03/15/2042	375,000	331,817
Wells Fargo & Co. 3.00%, 02/19/2025	700,000	684,551
Xcel Energy, Inc. 2.60%, 12/01/2029	1,425,000	1,277,858

		56,474,599

Total Corporate Debt Securities (Cost $116,831,731)		108,110,719

FOREIGN GOVERNMENT OBLIGATIONS - 26.9%
Australia - 0.9%
Australia Government Bonds
0.25%, 11/21/2025 (M)	AUD 9,950,000	6,356,758
1.25%, 05/21/2032	5,270,000	2,914,285

		9,271,043

Austria - 0.1%
Republic of Austria Government Bonds 0.25%, 10/20/2036 (M)	EUR 1,570,000	1,270,264

Belgium - 0.3%
Kingdom of Belgium Government Bonds
1.70%, 06/22/2050 (M)	1,030,000	846,895
3.45%, 06/22/2043 (M)	1,920,000	2,235,517

		3,082,412

Brazil - 2.1%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2027	BRL 106,838,000	22,076,130

Canada - 1.0%
Province of British Columbia 2.20%, 06/18/2030	CAD 3,140,000	2,183,094
Province of Ontario
2.05%, 06/02/2030	3,340,000	2,302,335

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Canada (continued)
Province of Ontario (continued)
2.30%, 06/15/2026	$ 2,280,000	$ 2,172,947
Province of Quebec
Zero Coupon, 10/29/2030 (M)	EUR 2,160,000	1,984,599
1.90%, 09/01/2030	CAD 3,340,000	2,273,418

		10,916,393

China - 7.5%
Agricultural Development Bank of China
2.25%, 04/22/2025	CNY 8,500,000	1,197,984
3.79%, 10/26/2030	7,650,000	1,150,625
China Development Bank
3.34%, 07/14/2025	8,500,000	1,216,741
3.70%, 10/20/2030	16,150,000	2,419,876
China Government Bonds
2.37%, 01/20/2027	48,000,000	6,770,528
2.40%, 07/15/2028	14,000,000	1,974,844
2.76%, 05/15/2032	301,280,000	42,997,650
2.80%, 11/15/2032	21,400,000	3,066,610
3.27%, 11/19/2030	78,400,000	11,594,340
3.53%, 10/18/2051	4,000,000	628,613
3.81%, 09/14/2050	22,000,000	3,617,645
Series 1608,
3.52%, 04/25/2046	4,000,000	619,883
Export-Import Bank of China 2.93%, 03/02/2025	8,500,000	1,207,297

		78,462,636

Colombia - 0.1%
Colombia TES Series B, 7.00%, 03/26/2031	COP 3,601,000,000	801,225

Czech Republic - 0.1%
Czech Republic Government Bonds 1.20%, 03/13/2031	CZK 17,200,000	646,661

Denmark - 0.1%
Denmark Government Bonds Series G, 2.25%, 11/15/2033	DKK 3,880,000	575,068

Finland - 0.1%
Finland Government Bonds 1.13%, 04/15/2034 (M)	EUR 900,000	861,517

France - 1.8%
Agence Francaise de Developpement EPIC 1.50%, 10/31/2034 (M)	1,400,000	1,350,500
French Republic Government Bonds OAT
Zero Coupon, 11/25/2029 (M)	15,430,000	14,940,751
1.50%, 05/25/2050 (M)	1,730,000	1,387,222
SNCF Reseau 1.88%, 03/30/2034 (M)	900,000	897,925

		18,576,398

Germany - 2.0%
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 08/15/2031 - 05/15/2036 (M)	11,220,000	10,653,896
0.25%, 02/15/2029 (M)	2,830,000	2,878,431

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Germany (continued)
Bundesrepublik Deutschland Bundesanleihe (continued)
1.70%, 08/15/2032 (M)	EUR 2,280,000	$ 2,464,534
4.25%, 07/04/2039 (M)	3,520,000	4,889,999

		20,886,860

Greece - 1.8%
Hellenic Republic Government Bonds 4.25%, 06/15/2033 (M) (P)	15,270,000	18,388,415

Hungary - 0.1%
Hungary Government Bonds
3.00%, 08/21/2030	HUF 113,030,000	279,150
4.50%, 05/27/2032	138,730,000	362,027
4.75%, 11/24/2032	241,240,000	640,352

		1,281,529

Indonesia - 0.4%
Indonesia Treasury Bonds
7.00%, 02/15/2033	IDR 25,000,000,000	1,679,954
8.25%, 05/15/2029	8,156,000,000	570,194
8.38%, 03/15/2034	33,815,000,000	2,451,406

		4,701,554

Ireland - 0.1%
Ireland Government Bonds 0.20%, 10/18/2030 (M)	EUR 1,210,000	1,160,910

Italy - 0.6%
Italy Buoni Poliennali Del Tesoro
2.50%, 12/01/2032 (M)	1,000,000	1,019,704
4.45%, 09/01/2043 (M)	3,147,000	3,581,621
Republic of Italy Government International Bonds 0.88%, 05/06/2024	$ 1,750,000	1,720,425

		6,321,750

Japan - 2.5%
Japan Government Ten Year Bonds 0.10%, 03/20/2030 - 06/20/2031	JPY 1,512,900,000	10,539,043
Japan Government Thirty Year Bonds
0.40%, 09/20/2049	1,058,000,000	5,620,606
1.70%, 06/20/2033	215,000,000	1,679,043
Japan Government Twenty Year Bonds
0.40%, 03/20/2040	915,000,000	5,742,891
0.60%, 06/20/2037	412,000,000	2,789,971

		26,371,554

Luxembourg - 0.2%
European Financial Stability Facility 3.00%, 09/04/2034 (M)	EUR 1,510,000	1,707,089

Malaysia - 0.2%
Malaysia Government Bonds
3.89%, 08/15/2029	MYR 7,100,000	1,557,115
Series 0122,
3.58%, 07/15/2032	2,600,000	555,148

		2,112,263

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico - 0.1%
Mexico Bonos Series M, 8.50%, 05/31/2029	MXN 24,000,000	$ 1,382,505

Netherlands - 0.3%
Nederlandse Waterschapsbank NV 1.00%, 05/28/2030 (G)	$ 929,000	764,745
Netherlands Government Bonds
Zero Coupon, 07/15/2030 (M)	EUR 2,100,000	2,016,550
2.75%, 01/15/2047 (M)	660,000	762,104

		3,543,399

Norway - 0.0% (F)
Norway Government Bonds 2.13%, 05/18/2032 (M)	NOK 2,230,000	201,190

Poland - 0.1%
Republic of Poland Government Bonds Series 0432, 1.75%, 04/25/2032	PLN 2,900,000	572,777

Republic of Korea - 0.5%
Export-Import Bank of Korea 0.63%, 02/09/2026	$ 1,460,000	1,341,053
Korea Development Bank 0.80%, 07/19/2026	2,070,000	1,872,733
Korea Electric Power Corp. 1.13%, 06/15/2025 (G)	2,250,000	2,128,485

		5,342,271

Singapore - 0.1%
Singapore Government Bonds 2.63%, 08/01/2032	SGD 1,100,000	827,240

Slovenia - 0.1%
Slovenia Government International Bonds 5.00%, 09/19/2033 (G)	$ 1,500,000	1,524,375

Spain - 1.7%
Spain Government Bonds
Zero Coupon, 05/31/2025 - 01/31/2028	EUR 5,790,000	6,035,476
1.60%, 04/30/2025 (M)	4,370,000	4,735,919
2.70%, 10/31/2048 (M)	872,000	826,962
3.45%, 07/30/2066 (M)	290,000	298,504
3.55%, 10/31/2033 (M)	4,894,000	5,657,309

		17,554,170

Supranational - 0.6%
Africa Finance Corp. 4.38%, 04/17/2026 (M)	$ 1,240,000	1,193,500
Asian Development Bank 2.13%, 05/19/2031	NZD 810,000	432,360
Banque Ouest Africaine de Developpement 4.70%, 10/22/2031 (M)	$ 530,000	450,648
European Investment Bank Zero Coupon, 01/14/2031 (M)	EUR 2,430,000	2,255,653
International Bank for Reconstruction & Development 4.25%, 09/18/2030	CAD 3,060,000	2,403,028

		6,735,189

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sweden - 0.1%
Sweden Government Bonds Series 1063, 1.75%, 11/11/2033 (M)	SEK 11,200,000	$ 1,082,184

Thailand - 0.2%
Thailand Government Bonds 2.00%, 12/17/2031	THB 59,000,000	1,648,859

United Arab Emirates - 0.0% (F)
Abu Dhabi Government International Bonds 3.13%, 04/16/2030 (G)	$ 378,000	355,731

United Kingdom - 1.1%
U.K. Gilt
0.38%, 10/22/2030 (M)	GBP 3,210,000	3,352,556
0.63%, 10/22/2050 (M)	4,410,000	2,479,515
0.88%, 07/31/2033 (M)	410,000	409,097
1.63%, 10/22/2028 (M)	1,510,000	1,781,830
3.50%, 01/22/2045 (M)	2,550,000	2,960,101

		10,983,099

Total Foreign Government Obligations (Cost $301,262,331)		281,224,660

MORTGAGE-BACKED SECURITIES - 1.9%
Ireland - 0.1%
Berg Finance DAC Series 2021-1, Class A, 3-Month EURIBOR + 1.05%, 5.05% (K), 04/22/2033 (M)	EUR 153,882	158,943
Glenbeigh 2 Issuer DAC Series 2021-2A, Class A, 3-Month EURIBOR + 0.75%, 4.67% (K), 06/24/2050 (G) (Q)	961,484	1,060,784

		1,219,727

United Kingdom - 0.1%
Landmark Mortgage Securities No. 3 PLC Series 3, Class C, SONIA + 2.22%, 7.44% (K), 04/17/2044 (M)	GBP 1,111,515	1,332,619

United States - 1.7%
BAMLL Commercial Mortgage Securities Trust Series 2016-ISQ, Class A, 2.85%, 08/14/2034 (G)	$ 1,000,000	781,743
Bayview Opportunity Master Fund VIa Trust Series 2022-3, Class A1, 3.00% (K), 01/25/2052 (G)	1,696,799	1,447,581
BPR Trust Series 2022-SSP, Class A, 1-Month Term SOFR + 3.00%, 8.36% (K), 05/15/2039 (G)	1,500,000	1,502,324
BX Commercial Mortgage Trust Series 2023-VLT2, Class A, 1-Month Term SOFR + 2.28%, 7.64% (K), 06/15/2040 (G)	800,000	800,655

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
BX Trust Series 2019-OC11, Class D, 3.94% (K), 12/09/2041 (G)	$ 576,000	$ 501,945
COLT Mortgage Loan Trust Series 2020-2, Class A1, 1.85% (K), 03/25/2065 (G)	5,655	5,618
CSMC Trust Series 2022-NWPT, Class A, 1-Month Term SOFR + 3.14%, 8.50% (K), 09/09/2024 (G)	1,000,000	1,010,652
GS Mortgage-Backed Securities Corp. Trust Series 2022-PJ2, Class A6, 3.00% (K), 06/25/2052 (G)	870,637	743,109
Hundred Acre Wood Trust Series 2021-INV3, Class A3, 2.50% (K), 12/25/2051 (G)	1,301,841	1,067,104
JPMorgan Chase Commercial Mortgage Securities Trust Series 2022-ACB, Class A, 1-Month SOFR Average + 1.40%, 6.74% (K), 03/15/2039 (G)	1,300,000	1,282,045
JPMorgan Mortgage Trust
Series 2021-INV6, Class A2,
3.00% (K), 04/25/2052 (G)	1,510,601	1,292,508
Series 2022-INV3, Class A3B,
3.00% (K), 09/25/2052 (G)	1,295,060	1,103,229
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A1, 3.57%, 02/15/2036 (G)	569,817	529,390
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class LNC3, 4.75% (K), 12/15/2046 (G)	887,211	800,743
OBX Trust Series 2020-EXP1, Class 1A8, 3.50% (K), 02/25/2060 (G)	190,158	169,550
Olympic Tower Mortgage Trust Series 2017-OT, Class A, 3.57%, 05/10/2039 (G)	1,400,000	1,238,715
Onslow Bay Financial LLC Series 2023-INV1, Class A1, 3.00% (K), 01/25/2052 (G)	1,163,582	992,681
PRKCM Trust Series 2023-AFC1, Class A1, 6.60% (K), 02/25/2058 (G)	670,885	673,249
PRMI Securitization Trust Series 2021-1, Class A2, 2.50% (K), 04/25/2051 (G)	1,659,190	1,336,449

		17,279,290

Total Mortgage-Backed Securities (Cost $21,905,380)		19,831,636

MUNICIPAL GOVERNMENT OBLIGATION - 0.1%
Michigan - 0.1%
University of Michigan, Revenue Bonds, Series A, 4.45%, 04/01/2122	710,000	636,355

Total Municipal Government Obligation (Cost $710,000)		636,355

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
Federal Home Loan Mortgage Corp.
2.00%, 03/01/2052	$ 7,339,988	$ 5,999,816
2.50%, 06/01/2050 - 01/01/2053	3,220,891	2,750,378
Federal National Mortgage Association
2.50%, 02/01/2052 - 12/01/2052	6,140,378	5,227,963
3.00%, 01/01/2053	11,326,988	10,034,103
3.50%, 01/01/2051	4,589,142	4,261,993
6.50%, 10/01/2053	399,063	408,959
Uniform Mortgage-Backed Security, TBA
3.00%, 01/01/2054 (Q)	300,000	265,790
4.00%, 01/01/2054 (Q)	6,800,000	6,439,547
4.50%, 01/01/2054 (Q)	2,400,000	2,329,031
5.00%, 01/01/2054 (Q)	4,525,000	4,481,518
5.50%, 01/01/2054 (Q)	1,425,000	1,432,236
6.00%, 01/01/2054 (Q)	4,010,000	4,074,536

Total U.S. Government Agency Obligations (Cost $48,632,167)		47,705,870

U.S. GOVERNMENT OBLIGATIONS - 6.0%
U.S. Treasury - 6.0%
U.S. Treasury Bonds
1.13%, 05/15/2040	7,850,000	5,080,422
1.75%, 08/15/2041	4,560,000	3,184,341
2.38%, 11/15/2049	1,820,000	1,312,391
2.50%, 02/15/2045	2,450,000	1,862,957
2.75%, 08/15/2047	380,000	297,231
2.88%, 05/15/2049	275,500	219,959
U.S. Treasury Notes
0.38%, 12/31/2025	10,450,000	9,687,068
0.50%, 04/30/2027	5,880,000	5,252,034
1.38%, 11/15/2031	8,770,000	7,294,516
1.88%, 02/15/2032	8,310,000	7,157,637
2.13%, 05/15/2025	7,500,000	7,261,816
3.38%, 05/15/2033	15,110,000	14,531,570

Total U.S. Government Obligations (Cost $66,606,823)		63,141,942

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Cash Management Bills
5.36% (J), 02/15/2024	$ 4,300,000	$ 4,281,104
5.39% (J), 02/15/2024	1,970,000	1,961,343
U.S. Treasury Bills 5.53% (J), 04/18/2024 (R)	14,816,000	14,587,352

Total Short-Term U.S. Government Obligations (Cost $20,821,430)		20,829,799

	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (J)	2,701,090	2,701,090

Total Other Investment Company (Cost $2,701,090)		2,701,090

	Principal	Value
REPURCHASE AGREEMENT - 19.7%
Fixed Income Clearing Corp., 2.50% (J), dated 12/29/2023, to be repurchased at $205,391,971 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $209,441,738. (P)	$205,334,934	205,334,934

Total Repurchase Agreement (Cost $205,334,934)		205,334,934

Total Investments (Cost $1,032,525,158)		1,043,277,201
Net Other Assets (Liabilities) - 0.1%		983,396

Net Assets - 100.0%		$1,044,260,597

CENTRALLY CLEARED SWAP AGREEMENTS:

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1-Month CNY-CNRR	Receive	2.38%	Quarterly	11/03/2028	CNY	86,649,500	$71,464	$—	$71,464
1-Month CNY-CNRR	Receive	2.38	Quarterly	11/03/2028	CNY	86,649,500	71,742	—	71,742
1-Month CNY-CNRR	Receive	2.56	Quarterly	05/16/2028	CNY	153,625,000	311,301	—	311,301
1-Month CNY-CNRR	Receive	2.56	Quarterly	05/16/2028	CNY	153,625,000	311,525	—	311,525

Total							$766,032	$—	$766,032

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (S)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Australia Bank Index	JPM	Pay	Quarterly	10/23/2024	AUD	7,589,503	35,358	$ (430,770)	$ —	$ (430,770)
MSCI Australia Bank Index	JPM	Pay	Quarterly	10/23/2024	AUD	11,597,005	53,368	(551,933)	—	(551,933)
MSCI Daily TR Gross Japan Index	JPM	Pay	Quarterly	12/24/2024	JPY	1,563,988,166	435,595	(62,713)	—	(62,713)
MSCI Daily TR Gross Japan Index	JPM	Pay	Quarterly	12/24/2024	JPY	1,541,173,590	432,551	(146,555)	—	(146,555)
MSCI Daily Trust Net Japan USD Index	BCLY	Receive	Quarterly	05/10/2024	USD	37,479,700	5,168	3,346,232	—	3,346,232
MSCI Emerging Net Total Return Index	BCLY	Receive	Quarterly	06/20/2024	USD	68,758,596	132,310	1,670,180	—	1,670,180
MSCI EMU Net Total Return EUR Index	BNP	Receive	Quarterly	12/24/2024	EUR	9,768,230	36,156	14,331	—	14,331
MSCI EMU Net Total Return EUR Index	BNP	Receive	Quarterly	12/24/2024	EUR	9,832,995	36,202	(50,141)	—	(50,141)
MSCI USA Gross Return Index	GSI	Receive	Quarterly	05/08/2024	USD	150,269,845	7,705	14,263,082	—	14,263,082
MSCI USA Gross Return Index	UBS	Receive	Quarterly	09/24/2024	USD	99,995,180	4,733	1,365,788	—	1,365,788
MSCI World Consumer Staples Index	BCLY	Pay	Quarterly	05/20/2024	USD	10,505,085	21,157	(388,788)	—	(388,788)
MSCI World Tobacco Index	BCLY	Receive	Quarterly	05/20/2024	USD	10,831,046	37,685	(55,397)	—	(55,397)

Total								$ 18,973,316	$ —	$ 18,973,316

Bilateral Equity Basket Total Return Swaps
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Premiums (Paid) Received	Net Unrealized Appreciation (Depreciation)
BNP Paribas EMU Anti-Value (a)	BNP	Pay	09/18/2024	EUR	7,726,659	0.7%	$(265,839)	$—	$(265,839)
BNP Paribas EMU Anti-Value (a)	BNP	Pay	09/18/2024	EUR	7,893,272	0.8	(84,619)	—	(84,619)
BNP Paribas EMU Anti-Value (a)	BNP	Pay	09/18/2024	EUR	7,701,833	0.7	(97,874)	—	(97,874)
BNP Paribas EMU Anti-Value (a)	BNP	Pay	09/18/2024	EUR	7,037,240	0.7	(34,904)	—	(34,904)
BNP Paribas EMU Anti-Value (a)	BNP	Pay	09/18/2024	EUR	7,729,358	0.7	(65,097)	—	(65,097)
BNP Paribas EMU Value (b)	BNP	Receive	09/18/2024	EUR	7,698,926	0.7	283,997	—	283,997
BNP Paribas EMU Value (b)	BNP	Receive	09/18/2024	EUR	7,919,016	0.8	79,571	—	79,571
BNP Paribas EMU Value (b)	BNP	Receive	09/18/2024	EUR	7,756,096	0.7	25,664	—	25,664
BNP Paribas EMU Value (b)	BNP	Receive	09/18/2024	EUR	7,683,848	0.7	81,115	—	81,115
BNP Paribas EMU Value (b)	BNP	Receive	09/18/2024	EUR	7,028,367	0.7	40,290	—	40,290
BNP Paribas Luxury Stocks (c)	BNP	Pay	06/05/2024	USD	1,420,036	0.1	(56,532)	—	(56,532)
BNP Paribas Luxury Stocks (c)	BNP	Pay	06/05/2024	USD	4,712,362	0.5	(186,565)	—	(186,565)
BNP Paribas Luxury Stocks (c)	BNP	Pay	06/05/2024	USD	5,706,274	0.5	(225,915)	—	(225,915)
BNP Paribas Luxury Stocks (c)	BNP	Pay	06/05/2024	USD	2,115,503	0.2	(83,100)	—	(83,100)
JPMorgan Long Broad US Value (d)	JPM	Receive	12/09/2024	USD	15,111,478	1.4	1,299,080	—	1,299,080
JPMorgan Long Broad US Value (d)	JPM	Receive	12/09/2024	USD	18,127,263	1.7	1,477,551	—	1,477,551
JPMorgan Long Broad US Value (d)	JPM	Receive	12/09/2024	USD	18,179,681	1.7	1,433,599	—	1,433,599

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Premiums (Paid) Received	Net Unrealized Appreciation (Depreciation)
JPMorgan Long Japan 80% Value (e)	JPM	Receive	12/11/2024	USD	15,720,591	1.5%	$249,356	$—	$249,356
JPMorgan Long Korea 20% Value	JPM	Receive	12/11/2024	USD	3,894,233	0.4	381,528	—	381,528
JPMorgan Short Broad US Anti-Value (f)	JPM	Pay	12/09/2024	USD	15,164,126	1.5	(1,122,249)	—	(1,122,249)
JPMorgan Short Broad US Anti-Value (f)	JPM	Pay	12/09/2024	USD	18,026,340	1.7	(1,287,773)	—	(1,287,773)
JPMorgan Short Broad US Anti-Value (f)	JPM	Pay	12/09/2024	USD	18,129,435	1.7	(1,348,284)	—	(1,348,284)
JPMorgan Short Japan 80% Anti-Value (g)	JPM	Pay	12/11/2024	USD	15,746,388	1.5	(890,578)	—	(890,578)
JPMorgan Short Korea 20% Anti-Value	JPM	Pay	10/23/2024	USD	3,640,299	0.3	(623,549)	—	(623,549)
JPMorgan US Anti-Value (S&P 1500) (h)	JPM	Pay	12/09/2024	USD	5,427,173	0.5	(375,164)	—	(375,164)
JPMorgan US Anti-Value (S&P 1500) (h)	JPM	Pay	12/09/2024	USD	6,451,428	0.6	(425,420)	—	(425,420)
JPMorgan US Anti-Value (S&P 1500) (h)	JPM	Pay	12/09/2024	USD	6,465,319	0.6	(434,025)	—	(434,025)
JPMorgan US Value (S&P 1500) (i)	JPM	Receive	12/09/2024	USD	5,408,063	0.5	473,289	—	473,289
JPMorgan US Value (S&P 1500) (i)	JPM	Receive	12/09/2024	USD	6,489,570	0.6	536,650	—	536,650
JPMorgan US Value (S&P 1500) (i)	JPM	Receive	12/09/2024	USD	6,508,070	0.6	516,976	—	516,976

Total							$(728,821)	$—	$(728,821)

Value
OTC Swap Agreements, at value (Assets)	$27,538,279
OTC Swap Agreements, at value (Liabilities)	$(9,293,784)

(a)	The significant reference entities underlying the corresponding total return swap as of December 31, 2023, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
MTU Aero Engines AG	48	$9,450	0.91%

Broadline Retail
Prosus NV	530	14,294	1.38

Building Products
Kingspan Group PLC	119	9,341	0.90

Capital Markets
Deutsche Boerse AG	69	12,847	1.24

Chemicals
Air Liquide SA	56	9,824	0.95
Akzo Nobel NV	138	10,298	1.00
DSM-Firmenich AG	115	10,594	1.02
Fuchs SE	228	9,197	0.89
OCI NV	511	13,400	1.30
Symrise AG	94	9,393	0.91

		62,706

Construction & Engineering
Arcadis NV	202	9,877	0.96
Ferrovial SE	275	9,088	0.88

		18,965

Electrical Equipment
Schneider Electric SE	50	9,158	0.89
SES Imagotag	79	10,718	1.04

		19,876

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Energy Equipment & Services
Alfen NV	183	$ 11,010	1.06%
Encavis AG	728	11,349	1.10
ERG SpA	368	10,633	1.03
Solaria Energía y Medio Ambiente SA	581	10,820	1.05

		43,812

Entertainment
CTS Eventim AG & Co. KgAA	189	11,810	1.14
Universal Music Group NV	467	12,055	1.17

		23,865

Financial Services
Adyen NV	10	12,058	1.17
Edenred	235	12,736	1.23
Mandatum Oyj	2,459	10,008	0.97

		34,802

Health Care Equipment & Supplies
Carl Zeiss Meditec AG	129	12,726	1.23
Siemens Healthineers AG	229	12,069	1.17

		24,795

Hotels, Restaurants & Leisure
Amadeus IT Group SA	153	9,933	0.96

Independent Power & Renewable Electricity Producers
EDP Renovaveis SA	589	10,912	1.06

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Independent Power & Renewable Electricity Producers (continued)
Neoen SA	304	$ 9,192	0.89%
Nordex SE	940	9,780	0.95

		29,884

Industrial REITs
Warehouses De Pauw SCA	440	12,541	1.21

Insurance
Sampo Oyj, A Shares	230	9,112	0.88

Interactive Media & Services
Scout24 SE	181	11,592	1.12

Machinery
Kone Oyj, Class B	219	9,882	0.96
Rational AG	13	9,427	0.91

		19,309

Office REITs
Gecina SA	112	12,370	1.20
Inmobiliaria Colonial Socimi SA	1,930	12,639	1.22

		25,009

Paper & Forest Products
UPM-Kymmene Oyj	304	10,340	1.00

Pharmaceuticals
Sartorius Stadium Biotech SA	38	9,095	0.88

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Professional Services
Bureau Veritas SA	437	$ 9,991	0.97%
Wolters Kluwer	72	9,255	0.89

		19,246

Real Estate Management & Development
CA Immobilien Anlagen AG	508	16,483	1.59

Semiconductors & Semiconductor Equipment
ASML Holding NV	14	9,347	0.90
BE Semiconductor Industries	67	9,086	0.88

		18,433

Software
Dassault Systemes SE	253	11,174	1.08
Nemetschek SE	142	11,138	1.08
QT Group Oyj	170	10,978	1.06
SAP SE	77	10,723	1.04

		44,013

Technology Hardware, Storage & Peripherals
Brembo SpA	854	9,479	0.92

Trading Companies & Distributors
IMCD NV	59	9,351	0.90

Transportation Infrastructure
Nokian Renkaat Oyj	1,153	9,523	0.92

TOTAL COMMON STOCKS - LONG		$ 538,096

(b)	The significant reference entities underlying the corresponding total return swap as of December 31, 2023, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Indra Sistemas SA	835	$ 11,695	1.13%
Leonardo SpA	876	13,077	1.27
Sopra Steria Group	58	11,471	1.11

		36,243

Air Freight & Logistics
Air France	994	13,509	1.31

Automobiles
Iveco Group NV	1,537	12,524	1.21
Mercedes-Benz Group AG	166	10,392	1.01
Stellantis NV	497	10,510	1.02
Volkswagen AG	91	10,127	0.98
Volkswagen AG	84	9,974	0.97

		53,527

Banks
Deutsche Bank AG	718	8,877	0.86
Deutsche Pfandbriefbank AG	1,467	9,086	0.88

		17,963

Beverages
Cie de Saint-Gobain SA	192	12,820	1.24

Biotechnology
CGG SA	15,661	9,365	0.91

Chemicals
Atos SE	1,869	13,175	1.28

commercial services and supplies
Eiffage	125	12,133	1.18

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Communications Equipment
Nokia Oyj	4,461	$ 13,614	1.32%

Construction & Engineering
Bouygues SA	337	11,495	1.11
Koninklijke Bam Groep NV	4,287	10,365	1.00

		21,860

Construction Materials
Buzzi SpA	425	11,705	1.13
Heidelberg Materials AG	145	11,726	1.14
Outokumpu Oyj	2,692	12,073	1.17

		35,504

Consumer Staples Distribution & Retail
OVS SpA	4,023	9,132	0.88

Distributors
D’Ieteren Group	82	14,531	1.41

Energy Equipment & Services
Tenaris SA	565	8,893	0.86

Entertainment
Bollore SE	1,985	11,224	1.09

Food Products
JDE Peet’s NV	580	14,129	1.37

Health Care Providers & Services
Elis SA	617	11,662	1.13
Fresenius Medical Care AG	302	11,461	1.11
Fresenius SE & Co. KgAA	406	11,396	1.10

		34,519

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Insurance
NN Group NV	250	$ 8,928	0.86%
Unipol Gruppo SpA	3,028	15,631	1.51

		24,559

Machinery
Daimler Truck Holding AG	371	12,630	1.22
Kion Group AG	352	13,626	1.32

		26,256

Media
Prosiebensat.1 Media SE	2,241	12,403	1.20

Metals & Mining
Acerinox SA	1,154	12,299	1.19
Aperam	375	12,316	1.19
Arcelormittal	483	12,404	1.20

		37,019

Oil, Gas & Consumable Fuels
Vallourec SA	691	9,691	0.94

Passenger Airlines
Deutsche Lefthansa	1,523	12,261	1.19

Pharmaceuticals
Bayer AG	399	13,427	1.30

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Pharmaceuticals (continued)
Ipsen	123	$ 13,301	1.29%
Sanofi	142	12,781	1.24

		39,509

Professional Services
Teleperformance	135	17,823	1.73

Real Estate Management & Development
Aroundtown SA	7,160	17,720	1.72
Covivio	346	16,827	1.63
Klepierre	659	16,267	1.58

		50,814

Semiconductors & Semiconductor Equipment
Siltronic AG	128	11,290	1.09
STMicroelectronics NV	244	11,048	1.07

		22,338

Software
Tietoevry Oyj	580	12,491	1.21

Trading Companies & Distributors
Rexel SA	492	12,187	1.18

TOTAL COMMON STOCKS - LONG		$ 609,492

(c)	The significant reference entities underlying the corresponding total return swap as of December 31, 2023, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Textiles, Apparel & Luxury Goods
Brunello Cucinelli SpA	199	$ 19,501	2.15%
Burberry Group PLC	1,109	20,036	2.21
Cie Financiere Richemont SA	1,319	181,914	20.05
Hermes International	93	197,713	21.79
Hugo Boss AG	210	15,661	1.73
Kering	342	151,033	16.65
LVMH Moet Hennessy Louis Vuitton SE	239	193,901	21.37

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Textiles, Apparel & Luxury Goods (continued)
Moncler SpA	813	$ 50,107	5.52%
Salvatore Ferragamo SpA	530	7,161	0.79
Swatch Group AG	150	40,847	4.50
Tapestry, Inc.	693	25,519	2.81
Tod’s SpA	104	3,929	0.43

		907,322

TOTAL COMMON STOCKS - LONG		$ 907,322

(d)	The significant reference entities underlying the corresponding total return swap as of December 31, 2023, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Sensata Technolgoies Holding	1,264	$ 47,506	0.44%

Banks
Associated Bancorp	2,235	47,809	0.44
Citizens Financial Group	1,470	48,704	0.45
Comerica, Inc.	864	48,197	0.44
Customers Bancorp, Inc.	857	49,383	0.45
Dime Community Bancshares, Inc.	1,867	50,280	0.46
Eagle Bancorp, Inc.	1,641	49,454	0.46
Hope Bancorp, Inc.	4,074	49,215	0.45
Western Alliance Bancorp	781	51,357	0.47

		394,399

Beverages
Coca-Cola Consolidated, Inc.	56	51,964	0.48

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Biotechnology
Catalyst Pharmaceuticals, Inc.	2,841	$ 47,749	0.44%
Incyte Corp.	764	47,950	0.44

		95,699

Broadline Retail
Macy’s, Inc.	2,492	50,139	0.46

Capital Markets
Invesco Ltd.	2,841	50,675	0.47
Stonex Group, Inc.	648	47,849	0.44

		98,524

Chemicals
Ingevity Corp.	1,071	50,569	0.47

Communications Equipment
Adtran Holdings, Inc.	6,927	50,847	0.47

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Construction & Engineering
M/I Homes, Inc.	381	$ 52,416	0.48%
Meritage Homes Corp.	284	49,428	0.46
Taylor Morrison Home Corp.	899	47,953	0.44
Tri Pointe Homes, Inc.	1,370	48,515	0.45

		198,312

Consumer Staples Distribution & Retail
Walgreens Boots Alliance, Inc.	2,030	53,007	0.49

Distributors
ODP Corp.	909	51,154	0.47
Sally Beauty Holdings, Inc.	4,122	54,744	0.50

		105,898

Electrical Equipment
Xerox Holdings Corp.	3,023	55,415	0.46

Energy Equipment & Services
Alpha & Omega Semiconductor	1,920	50,040	0.46
Amkor Technology, Inc.	1,485	49,416	0.45

		99,456

Entertainment
MarineMax, Inc.	1,282	49,850	0.46

Financial Services
Bread Financial Holdings, Inc.	1,443	47,542	0.44
Virtus Investment Partners	206	49,862	0.46

		97,404

Ground Transportation
U-Haul Holding Co.	753	53,066	0.49

Health Care Equipment & Supplies
Maravai LifeSciences Holdings, Class A	7,970	52,202	0.48

Health Care Providers & Services
Cigna Group	161	48,361	0.45

Hotels, Restaurants & Leisure
Bloomin’ Brands, Inc.	1,730	48,711	0.45

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Paper & Forest Products
Mativ Holdings, Inc.	3,129	$ 47,912	0.44%

Pharmaceuticals
Organon & Co.	3,616	52,148	0.48

Real Estate Management & Development
Cushman & Wakefield PLC	4,877	52,667	0.48
Hertz Global Holdings, Inc.	4,685	48,682	0.45
Jones Lang Lasalle, Inc.	262	49,446	0.46

		150,795

Semiconductors & Semiconductor Equipment
Diodes, Inc.	612	49,248	0.45
Photronics, Inc.	2,032	63,747	0.59
Skyworks Solutions, Inc.	428	48,150	0.44
Ultra Clean Holdings, Inc.	1,500	51,199	0.47

		212,344

Software
Adeia, Inc.	4,418	54,742	0.50
Envestnet, Inc.	1,034	51,198	0.47

		105,940

Technology Hardware, Storage & Peripherals
Cerence, Inc.	2,454	48,246	0.44
Consensus Cloud Solution	1,848	48,439	0.45

		96,685

Textiles, Apparel & Luxury Goods
G-III Apparel Group Ltd.	1,448	49,196	0.45
PVH Corp.	403	49,159	0.45

		98,355

Transportation Infrastructure
Hub Group, Inc., Class A	528	48,578	0.45

TOTAL COMMON STOCKS - LONG		$ 2,514,086

(e)	The significant reference entities underlying the corresponding total return swap as of December 31, 2023, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Automobiles
Honda Motor Co. Ltd.	23,260	$ 242,114	2.24%
Isuzu Motors Ltd.	18,251	235,333	2.18
Mazda Motor Corp.	22,492	243,303	2.25
Nissan Motor Co. Ltd.	61,074	240,325	2.23
Subaru Corp.	13,067	239,919	2.22

		1,200,994

Banks
Mizuho Financial Group, Inc.	14,474	247,930	2.30

Beverages
Asahi Group Holdings Ltd.	6,345	236,876	2.19
Kirin Holdings Co. Ltd.	16,708	245,086	2.27

		481,962

Building Products
AGC, Inc.	6,659	247,565	2.29

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Capital Markets
SBI Holdings, Inc.	11,109	$ 250,198	2.32%

Communications Equipment
Nippon Telegraph & Telephone	204,985	250,778	2.32

Construction & Engineering
Daiwa House Industry Co. Ltd.	8,073	244,887	2.27

Consumer Staples Distribution & Retail
Seven & I Holdings Co. Ltd.	6,039	239,892	2.22

Electric Utilities
Kansai Electric Power Co., Inc.	17,505	232,674	2.16

Financial Services
Orix Corp.	12,912	243,495	2.26

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Household Durables
Panasonic Holdings Corp.	24,193	$ 239,884	2.22%

Insurance
Japan Post Insurance Co. Ltd.	13,390	238,068	2.21

IT Services
NTT Data Group Corp.	20,010	284,004	2.63

Machinery
Hitachi Construction Machine	9,355	247,571	2.29
Komatsu Ltd.	9,512	249,084	2.31

		496,655

Marine Transportation
Mitsui OSK Lines Ltd.	8,540	273,892	2.54
Nippon Yusen KK	8,750	271,542	2.52

		545,434

Media
Dentsu Group, Inc.	9,141	234,826	2.18

Metals & Mining
JFE Holdings, Inc.	16,604	257,889	2.39
Nippon Steel Corp.	10,209	234,143	2.17

		492,032

Paper & Forest Products
OJI Holdings Corp.	66,573	256,666	2.38

Passenger Airlines
Ana Holdings, Inc.	11,625	252,571	2.34

Pharmaceuticals
Ono Pharmaceutical Co. Ltd.	13,178	235,410	2.18
Otsuka Holdings Co. Ltd.	6,172	231,790	2.15

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Pharmaceuticals (continued)
Shionogi & Co. Ltd.	5,008	$ 241,712	2.24%

		708,912

Real Estate Management & Development
Nomura Real Estate Holdings	9,503	250,248	2.32
Sumitomo Realty & Development Co. Ltd.	8,136	242,273	2.24

		492,521

Semiconductors & Semiconductor Equipment
Sumco Corp.	17,026	255,623	2.37

Technology Hardware, Storage & Peripherals
Brother Industries Ltd.	13,949	222,887	2.06
Canon, Inc.	9,202	236,510	2.19
NEC Corp.	4,319	256,033	2.37
Ricoh Co. Ltd.	29,770	228,919	2.12
Seiko Epson Corp.	16,442	246,385	2.28

		1,190,734

Trading Companies & Distributors
Marubeni Corp.	15,136	239,502	2.22
Mitsubishi Corp.	15,267	244,284	2.26
Mitsui & Co. Ltd.	6,678	251,203	2.33
Sumitomo Corp.	11,234	245,349	2.27
Toyota Tsusho Corp.	4,155	245,117	2.27

		1,225,455

Wireless Telecommunication Services
KDDI Corp.	7,620	242,712	2.25

TOTAL COMMON STOCKS - LONG		$ 10,796,472

(f)	The significant reference entities underlying the corresponding total return swap as of December 31, 2023, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Banks
Bank of Hawaii Corp.	665	$ 48,170	0.45%
Glacier Bancorp, Inc.	1,150	47,536	0.44
Seacoast Banking Corp.	1,678	47,766	0.44
Servisfirst Bancshares, Inc.	755	50,277	0.47
Triumph Financial, Inc.	598	47,912	0.45

		241,661

Biotechnology
Biolife Solutions, Inc.	3,066	49,829	0.46
Cytokinetics, Inc.	1,237	103,261	0.96
Pra Group, Inc.	2,057	53,895	0.50
Roivant Sciences Ltd.	4,300	48,291	0.45
Ultragenyx Pharmaceutical, Inc.	1,027	49,088	0.46

		304,364

Building Products
Aaon, Inc.	655	48,369	0.45
Installed Building Products	272	49,707	0.46

		98,076

Capital Markets
Blackstone, Inc.	362	47,407	0.44
Coinbase Global, Inc., Class A	289	50,217	0.47

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Capital Markets (continued)
MarketAxess Holdings, Inc.	167	$ 49,013	0.46%

		146,637

Chemicals
Balchem Corp.	333	49,592	0.46
Ginkgo Bioworks Holdings, Inc.	30,320	51,240	0.48

		100,832

Commercial Services & Supplies
Quanta Services, Inc.	222	47,975	0.45

Diversified REITs
Glaukos Corp.	667	53,045	0.49

Electrical Equipment
Vicor Corp.	1,101	49,476	0.46

Electronic Equipment, Instruments & Components
Keysight Technologies, Inc.	303	48,127	0.45
Novanta, Inc.	286	48,214	0.45

		96,341

Financial Services
Affirm Holdings, Inc.	1,145	56,284	0.52
Credit Acceptance Corp.	95	50,658	0.47

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Financial Services (continued)
Sofi Technoloiges, Inc.	5,320	$ 52,933	0.49%

		159,875

Food Products
Freshpet, Inc.	576	50,016	0.47

Health Care Equipment & Supplies
Inspire Medical Systems, Inc.	277	56,250	0.52
Insulet Corp.	218	47,376	0.44

		103,626

Health Care Providers & Services
Agilon Health, Inc.	3,783	47,478	0.44
Corvel Corp.	193	47,646	0.44

		95,124

Hotels, Restaurants & Leisure
Shake Shack, Inc., Class A	682	50,575	0.47

Leisure Products
10X Genomics, Inc., Class A	923	51,630	0.48

Life Sciences Tools & Services
Repligen Corp.	271	48,674	0.45

Media
News Corp., Class A	1,934	47,467	0.44

Metals & Mining
Century Aluminum Co.	5,185	62,943	0.59
MP Materials Corp.	2,556	50,736	0.47
Southern Copper Corp.	579	49,810	0.46

		163,489

Office REITs
Pebblebrook Hotel Trust	3,137	50,121	0.47

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Paper & Forest Products
Trex Co., Inc.	576	$ 47,655	0.44%

Passenger Airlines
Jetblue Airways, Corp.	8,726	48,429	0.45

Personal Care Products
Elf Beauty, Inc.	335	48,361	0.45

Pharmaceuticals
Corcept Therapeutics, Inc.	1,593	51,752	0.48

Semiconductors & Semiconductor Equipment
Lattice Semiconductor Corp.	687	47,407	0.44
Sitime Corp.	395	48,259	0.45

		95,666

Software
Atlassian Corp., Class A	220	52,244	0.49
Hubspot, Inc.	84	48,651	0.45
Procore Technologies, Inc.	690	47,785	0.44
Toast, Inc., Class A	2,819	51,484	0.48

		200,164

Textiles, Apparel & Luxury Goods
Tempur Sealty International, Inc.	957	48,802	0.45

Trading Companies & Distributors
Siteone Landscape Supply, Inc.	291	47,345	0.44

TOTAL COMMON STOCKS - LONG		$ 2,547,178

(g)	The significant reference entities underlying the corresponding total return swap as of December 31, 2023, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Broadline Retail
Rakuten Group, Inc.	56,998	$ 254,154	2.41%

Building Products
Daikin Industries Ltd.	1,521	248,161	2.36

Capital Markets
Japan Exchange Group, Inc.	11,274	238,788	2.27

Chemicals
JSR Corp.	8,358	238,556	2.27
Nippon Paint Holdings Co. Ltd.	29,994	242,779	2.31
Nissan Chemical Corp.	6,337	247,756	2.35

		729,091

Consumer Staples Distribution & Retail
Kobe Bussan Co. Ltd.	8,215	243,000	2.31

Electronic Equipment, Instruments & Components
Asahi Intec Co. Ltd.	11,696	238,209	2.26
Keyence Corp.	534	235,596	2.24

		473,805

Entertainment
Capcom Co. Ltd.	6,775	219,154	2.08
Nexon Co. Ltd.	10,316	188,211	1.79
Toho Co. Ltd.	6,175	209,105	1.99

		616,470

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Food Products
Kikkoman Corp.	3,603	$ 220,901	2.10%
Zansho Holdings Co. Ltd.	4,512	236,697	2.25

		457,598

Gas Utilities
Osaka Gas Co. Ltd.	11,570	241,929	2.30

Ground Transportation
Keisei Electric Railway Co.	5,395	255,266	2.42

Health Care Equipment & Supplies
Hoya Corp.	2,004	250,742	2.38

Hotels, Restaurants & Leisure
McDonald’s Holdings Co. Japan Ltd.	5,332	231,302	2.20
Oriental Land Co. Ltd.	6,446	240,320	2.28

		471,622

Household Products
Unicharm Corp.	6,896	249,624	2.37

Industrial REITs
GLP J-REIT	241	239,979	2.28
Nippon Prologis, Inc., REIT	124	238,352	2.26

		478,331

Insurance
Sompo Holdings, Inc.	4,829	236,460	2.25

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Insurance
T&D Holdings, Inc.	14,510	$ 230,833	2.19%
Tokio Marine Holdings, Inc.	8,901	223,025	2.12

		690,318

IT Services
Obic Co. Ltd.	1,392	240,192	2.28

Machinery
Daifuku Co. Ltd.	12,281	248,730	2.36
Fanuc Corp.	8,081	237,945	2.26
Hoshizaki Corp.	6,985	255,951	2.43
Makita Corp.	8,539	235,838	2.24
SMC Corp.	451	242,594	2.30
Yaskawa Electric Corp.	6,176	258,278	2.45

		1,479,336

Office REITs
Nippon Building Fund, Inc.	54	233,138	2.21

Pharmaceuticals
Daiichi Sankyo Co. Ltd.	7,917	217,647	2.07

Professional Services
Baycurrent Consulting, Inc.	6,968	244,947	2.33
Recruit Holdings Co. Ltd.	6,176	261,497	2.48

		506,444

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Semiconductors & Semiconductor Equipment
Advantest Corp.	7,517	$ 256,014	2.43%
Disco Corp.	1,087	270,029	2.56
Lasertec Corp.	942	248,646	2.36
Tokyo Electron Ltd.	1,428	256,110	2.43

		1,030,799

Software
Trend Micro, Inc.	3,956	212,010	2.01

Specialty Retail
Fast Retailing Co. Ltd.	894	222,111	2.11
Zozo, Inc.	10,651	240,108	2.28

		462,219

Trading Companies & Distributors
Monotaro Co. Ltd.	22,701	248,145	2.36

TOTAL COMMON STOCKS - LONG		$ 10,528,829

(h)	The significant reference entities underlying the corresponding total return swap as of December 31, 2023, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Banks
Bank of Hawaii Corp.	782	$ 56,641	0.53%
Glacier Bancorp, Inc.	1,350	55,768	0.52
Seacost Banking Corp.	1,977	56,277	0.53
Servisfirst Bancshares, Inc.	884	58,903	0.55
Triumph Financial, Inc.	700	56,132	0.52

		283,721

Biotechnology
Cytokinetics, Inc.	1,460	121,859	1.14

Building Products
Aaon, Inc.	770	56,864	0.53
Installed Building Products	318	58,114	0.54

		114,978

Capital Markets
BlackStone, Inc.	426	55,714	0.52
MarketAxess Holdings, Inc.	196	57,541	0.54

		113,255

Chemicals
Balchem Corp.	390	57972	0.54
Sherwin-Williams Co.	174	54325	0.51

		112297

Commercial Services & Supplies
Quanta Services, Inc.	260	56,086	0.52

Communication Services
TechTarget	1,586	55,302	0.52

Consumer Cyclical
Floor & Décor Holdings, Inc., Class A	499	55,643	0.52

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Consumer Cyclical (continued)
Gentherm, Inc.	1,059	$ 55,472	0.52%
Mister Car Wash, Inc.	6,383	55,147	0.51
Xpel, Inc.	1,019	54,891	0.51

		221,153

Consumer Discretionary
Yeti Holdings, Inc.	1,093	56,619	0.53

Diversified REITs
Glaukos Corp.	777	61,752	0.58

Electrical Equipment
Vicor Corp.	1,296	58,233	0.54

Electronic Equipment, Instruments & Components
Novanta, Inc.	337	56,761	0.53

Financial Services
Capitol Federal Financial, Inc.	8,600	55,470	0.52
Hilltop Holdings, Inc.	1,565	55,108	0.51
Park National Corp.	414	54,997	0.51
Pra Group, Inc.	2,412	63,204	0.59

		228,779

Health Care Equipment & Supplies
Insulet Corp.	257	55,658	0.52
Penumbra, Inc.	220	55,256	0.52
Corvel Corp.	226	55,821	0.52

		166,735

Household Durables
Tempur Sealy International, Inc.	1,123	57,227	0.53

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Hotels, Restaurants & Leisure
Shake Shack, Inc., Class A	798	$ 59,156	0.55%

Industrial REITs
Exp World Holdings, Inc.	3,771	58,522	0.55

Internet Content & Information
Meta Platforms, Inc., Class A	153	54,239	0.51

Life Sciences Tools & Services
Illumina, Inc.	435	60,510	0.57
Repligen Corp.	318	57,247	0.53

		117,757

Media
News Corp., Class A	2,268	55,689	0.52

Metals & Mining
Century Aluminum Co.	6,082	73,834	0.69
MP Materials Corp.	3,011	59,769	0.56

		133,603

Office REITs
Pebblebrook Hotel Trust	3,714	59,343	0.55
SL Green Realty Corp.	1,203	54,337	0.51

		113,680

Paper & Forest Products
Trex Co., Inc.	674	55,792	0.52
Elf Beauty, Inc.	389	56,101	0.52

		111,893

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Pharmaceuticals
Arrowhead Pharmaceuticals, Inc.	1,991	$ 60,914	0.57%
Corcept Therapeutics, Inc.	1,858	60,355	0.56

		121,269

Semiconductors & Semiconductor Equipment
Lattice Semiconductor Corp.	807	55,705	0.52
Monolithic Power Systems, Inc.	88	55,361	0.52
Sitime Corp.	462	56,376	0.53
Wolfspeed, Inc.	1,256	54,632	0.51

		222,074

Specialty Retail
Burlington Stores, Inc.	280	54,464	0.51

Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc.	107	54,715	0.51

TOTAL COMMON STOCKS - LONG		$ 2,921,818

(i)	The significant reference entities underlying the corresponding total return swap as of December 31, 2023, are as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Banks
Associated Bancorp	2,618	$ 55,997	0.52%
Citizens Financial Group	1,722	57,081	0.53
Customers Bancorp, Inc.	999	57,585	0.53
Dime Community Bancshares, Inc.	2,187	58,907	0.54
Eagle Bancorp, Inc.	1,914	57,691	0.53
Hope Bancorp, Inc.	4,766	57,575	0.53
Preferred Bank	762	55,665	0.51

		400,501

Beverages
Coca-Cola Consolidated, Inc.	66	60,880	0.56

Broadline Retail
Macy’s, Inc.	2,917	58,690	0.54

Capital Markets
Invesco Ltd.	3,321	59,249	0.55
Stonex Group, Inc.	757	55,907	0.51

		115,156

Chemicals
Albemarle Corp.	423	61,166	0.56

Communications Equipment
Adtran Holdings, Inc.	8,089	59,374	0.55
Digital Turbine, Inc.	8,076	55,400	0.51
ODP Corp.	1,058	59,582	0.55

		174,356

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Construction & Engineering
M/I Homes, Inc.	444	$ 61,187	0.56%
Taylor Morrison Home Corp.	1,050	56,012	0.52
Tri Pointe Homes, Inc.	1,602	56,728	0.52

		173,927

Consumer Staples Distribution & Retail
Walgreens Boots Alliance, Inc.	2,376	62,041	0.57

Distributors
Sally Beauty Holdings, Inc.	4,830	64,137	0.59

Electrical Equipment
Xerox Holdings Corp.	3,525	64,620	0.59

Energy Equipment & Services
Alpha & Omega Semiconductor	2,250	58,626	0.54
Amkor Technology, Inc.	1,728	57,487	0.53

		116,113

Entertainment
MarineMax, Inc.	1,501	58,404	0.54

Financial Services
Bread Financial Holdings, Inc.	1,683	55,451	0.51
Deluxe Corp.	2,596	55,693	0.51
Virtus Investment Partners	241	58,354	0.54

		169,498

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Food Products
WK Kellogg Co.	4,255	$ 55,913	0.51%

Health Care Equipment & Supplies
Nu Skin Enterprises, Inc., Class A	2,850	55,347	0.51

Life Sciences Tools & Services
Revvity, Inc.	542	59,254	0.55

Machinery
Meritage Homes Corp.	331	57,737	0.53

Paper & Forest Products
Mativ Holdins, Inc.	3,683	56,386	0.52

Pharmaceuticals
Organon & Co.	4,255	61,360	0.56
Viatris, Inc.	5,117	55,416	0.51

		116,776

Real Estate Management & Development
Bloomin’ Brands, Inc.	2,022	56,927	0.52
Cushman & Wakefield PLC	5,680	61,346	0.56
Hertz Global Holdings, Inc.	5,502	57,162	0.53
Hub Group, Inc., Class A	619	56,869	0.52

		232,304

Semiconductors & Semiconductor Equipment
Diodes, Inc.	715	57,580	0.53

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Semiconductors & Semiconductor Equipment (continued)
Photronics, Inc.	2,374	$ 74,468	0.69%
Skyworks Solutions, Inc.	499	56,078	0.52

		188,126

Software
Adeia, Inc.	5,163	63,966	0.59

Technology Hardware, Storage & Peripherals
Cerence, Inc.	2,853	56,096	0.52
Cigna Group	189	56,713	0.52
Consensus Cloud Solution	2,179	57,103	0.53
Encore Wire Corp.	260	55,615	0.51
Sensata Technologies Holdings	1,480	55,590	0.51

		281,117

Textiles, Apparel & Luxury Goods
G-III Apparel Group Ltd.	1,680	57,103	0.53
PVH Corp.	470	57,395	0.53

		114,498

Transportation Infrastructure
Greenbrier Cos., Inc.	1,263	55,788	0.51

TOTAL COMMON STOCKS - LONG		$ 2,916,701

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	99	03/28/2024	$10,532,145	$10,768,570	$236,425	$—
10-Year Korea Government Bonds	99	03/19/2024	8,758,158	8,878,407	120,249	—
10-Year U.S. Treasury Ultra Notes	14	03/19/2024	1,645,090	1,652,219	7,129	—
30-Year U.S. Treasury Bonds	54	03/19/2024	6,245,552	6,746,625	501,073	—
FTSE 100 Index	1	03/15/2024	98,697	98,868	171	—
German Euro BOBL	54	03/07/2024	6,993,308	7,110,675	117,367	—
German Euro Schatz	45	03/07/2024	5,256,695	5,292,917	36,222	—
U.K. Gilt	18	03/26/2024	2,329,247	2,355,171	25,924	—
U.S. Treasury Ultra Bonds	51	03/19/2024	6,174,801	6,813,281	638,480	—

Total					$1,683,040	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	(7)	03/28/2024	$(1,426,332)	$(1,441,398)	$—	$(15,066)
10-Year Canada Government Bonds	(41)	03/19/2024	(3,830,208)	(3,842,406)	—	(12,198)
10-Year Japan Government Bonds	(86)	03/13/2024	(88,351,990)	(89,482,695)	—	(1,130,705)
10-Year U.S. Treasury Notes	(269)	03/19/2024	(29,508,942)	(30,367,578)	—	(858,636)
EURO STOXX 50® Index	(179)	03/15/2024	(9,053,259)	(8,977,290)	75,969	—
Euro-BTP Italy Government Bonds	(124)	03/07/2024	(15,935,902)	(16,310,422)	—	(374,520)
German Euro Bund	(105)	03/07/2024	(15,458,400)	(15,905,824)	—	(447,424)
MSCI Emerging Markets Index	(60)	03/15/2024	(3,021,274)	(3,101,100)	—	(79,826)
Nikkei 225 Index	(39)	03/07/2024	(4,552,206)	(4,600,479)	—	(48,273)
S&P 500® E-Mini Index	(18)	03/15/2024	(4,349,499)	(4,338,000)	11,499	—

Total					$87,468	$(2,966,648)

Total Futures Contracts					$1,770,508	$(2,966,648)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
ANZ	02/08/2024	JPY	359,215,984	USD	2,501,863	$61,266	$—
BCLY	02/08/2024	USD	734,147	EUR	672,963	—	(9,951)
BCLY	02/08/2024	USD	2,605,899	NZD	4,361,805	—	(151,830)
BCLY	02/08/2024	NOK	2,802,623	USD	254,094	22,023	—
BCLY	02/08/2024	JPY	1,175,922,364	USD	8,084,659	305,949	—
BCLY	02/08/2024	SEK	196,000	USD	18,826	638	—
BCLY	03/14/2024	USD	8,305,010	EUR	7,672,950	—	(190,881)
BCLY	03/14/2024	USD	147,121	HKD	1,147,608	—	(99)
BCLY	03/14/2024	USD	39,110	SGD	52,299	—	(655)
BCLY	03/14/2024	MXN	18,065,315	USD	1,027,869	23,143	—
BNP	02/07/2024	USD	1,171,349	IDR	18,095,000,000	—	(3,415)
BNP	02/08/2024	USD	289,954	GBP	228,338	—	(1,160)
BNP	02/08/2024	SGD	457,617	USD	340,179	7,213	—
BNP	02/08/2024	PLN	1,805,988	USD	433,569	25,179	—
BNP	02/08/2024	EUR	233,996	USD	251,400	7,331	—
BNP	02/08/2024	GBP	1,128,988	USD	1,413,041	26,335	—
BNP	03/14/2024	USD	1,226,676	AUD	1,864,675	—	(46,876)
BNP	03/14/2024	USD	450,431	BRL	2,203,958	—	(67)
BNP	03/14/2024	USD	475,553	CAD	646,011	—	(12,482)
BNP	03/14/2024	USD	1,416,480	CHF	1,229,349	—	(56,463)
BNP	03/14/2024	USD	3,080,352	EUR	2,845,959	—	(70,842)
BNP	03/14/2024	USD	263,486	GBP	209,592	—	(3,769)
BNP	03/14/2024	USD	246,132	HKD	1,919,889	—	(160)
BNP	03/14/2024	USD	4,222,431	JPY	606,066,572	—	(126,233)
BNP	03/14/2024	USD	211,260	SEK	2,200,627	—	(7,568)
BNP	03/14/2024	USD	9,158,711	TWD	284,139,849	—	(182,761)
BNP	03/14/2024	COP	437,501,613	USD	107,157	4,063	—
BNP	03/14/2024	INR	3,677,809	USD	44,001	81	—
BNP	03/14/2024	CLP	185,762,384	USD	211,794	—	(1,831)
BNP	03/14/2024	CZK	2,606,976	USD	114,400	1,941	—
BNP	03/14/2024	MXN	185,814,983	USD	10,572,988	237,436	—
BNP	03/14/2024	CAD	384,124	USD	290,698	—	(508)
BNP	03/14/2024	AUD	2,311,650	USD	1,583,608	—	(4,776)
BOA	02/08/2024	USD	8,767,211	GBP	7,123,227	—	(314,374)
CITI	02/08/2024	CHF	2,359,268	USD	2,653,516	163,119	—
GSI	02/08/2024	USD	326,044	COP	1,326,670,000	—	(13,522)
GSI	02/08/2024	USD	778,471	HUF	279,361,976	—	(22,555)
GSI	02/08/2024	USD	606,720	MYR	2,790,000	—	(2,102)
GSI	02/08/2024	KRW	6,093,274,834	USD	4,718,421	23,611	—
GSI	02/08/2024	CNY	33,587,000	USD	4,683,726	70,892	—
GSI	02/08/2024	HUF	11,458,900	USD	32,714	143	—
GSI	02/08/2024	JPY	3,461,450	USD	24,514	185	—
GSI	03/14/2024	USD	516,245	AUD	784,741	—	(19,724)
GSI	03/14/2024	USD	15,514,969	BRL	76,912,357	—	(206,210)
GSI	03/14/2024	USD	8,248	DKK	56,765	—	(190)
GSI	03/14/2024	USD	18,202	HKD	141,973	—	(11)
GSI	03/14/2024	USD	11,686	NOK	127,996	—	(933)
GSI	03/14/2024	USD	178,487	SGD	238,681	—	(2,989)
GSI	03/14/2024	MXN	87,290,959	USD	4,981,063	97,388	—
GSI	12/23/2024	TRY	190,543,352	USD	4,869,495	—	(148,404)
HSBC	02/08/2024	MXN	1,031,333	USD	58,471	1,864	—
JPM	02/08/2024	USD	457,243	CAD	624,138	—	(14,043)
JPM	02/08/2024	USD	268,628	THB	9,493,668	—	(10,498)
JPM	02/08/2024	MXN	6,197,354	USD	348,199	14,358	—
JPM	02/08/2024	DKK	2,850,417	USD	412,316	10,660	—
JPM	03/14/2024	USD	4,781,970	CAD	6,400,173	—	(53,100)
JPM	03/14/2024	USD	1,899,833	CNH	13,594,637	—	(17,899)
JPM	03/14/2024	USD	376,743	DKK	2,592,705	—	(8,677)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPM	03/14/2024	USD	17,184,484	EUR	15,850,784	$—	$(366,331)
JPM	03/14/2024	USD	5,641,893	GBP	4,465,647	—	(52,356)
JPM	03/14/2024	USD	69,098	HKD	538,994	—	(47)
JPM	03/14/2024	USD	239,296	JPY	34,346,628	—	(7,149)
JPM	03/14/2024	USD	22,475	NOK	246,163	—	(1,794)
JPM	03/14/2024	USD	182,168	NZD	297,189	—	(5,738)
JPM	03/14/2024	USD	1,325	SEK	13,797	—	(47)
JPM	03/14/2024	USD	643,831	SGD	860,945	—	(10,770)
JPM	03/14/2024	MXN	54,153,089	USD	3,081,099	69,443	—
SCB	03/14/2024	USD	264,425	HKD	2,062,383	—	(147)
SCB	03/14/2024	GBP	645,992	USD	822,733	987	—
SCB	03/14/2024	EUR	2,546,161	USD	2,826,231	—	(6,989)
SCB	03/14/2024	CHF	587,293	USD	701,439	2,225	—
SSB	03/14/2024	USD	540,125	EUR	499,009	—	(12,403)
SSB	03/14/2024	USD	96,145	HUF	34,446,259	—	(2,318)
UBS	02/07/2024	USD	1,036,000	IDR	16,031,465,347	—	(4,796)
UBS	02/08/2024	USD	2,847,558	AUD	4,364,777	—	(130,623)
UBS	02/08/2024	USD	3,668,162	EUR	3,363,944	—	(51,367)
UBS	02/08/2024	PEN	1,940,000	USD	514,248	9,546	—
UBS	02/08/2024	JPY	1,578,311,217	USD	10,690,109	571,681	—
UBS	02/08/2024	RON	1,821,720	USD	392,737	11,331	—
UBS	02/08/2024	SEK	5,544,824	USD	510,635	39,997	—
UBS	02/08/2024	CAD	4,586,891	USD	3,331,605	131,958	—
UBS	02/08/2024	GBP	3,562,778	USD	4,369,334	172,943	—
UBS	02/08/2024	DKK	87,300	USD	12,756	199	—
UBS	02/08/2024	AUD	42,062	USD	27,668	1,032	—
UBS	02/08/2024	NZD	4,939,546	USD	3,040,809	82,194	—
UBS	03/14/2024	USD	488,186	CAD	663,165	—	(12,808)
UBS	03/14/2024	USD	39,191,675	CNY	277,351,648	—	(204,627)
UBS	03/14/2024	USD	7,952,792	EUR	7,324,276	—	(157,028)
UBS	03/14/2024	USD	36,619	HKD	285,636	—	(23)
UBS	03/14/2024	USD	534,976	IDR	8,281,112,409	—	(2,407)
UBS	03/14/2024	USD	3,043,711	JPY	431,737,392	—	(54,102)
UBS	03/14/2024	USD	1,373,020	KRW	1,797,077,778	—	(28,432)
UBS	03/14/2024	USD	266,968	NOK	2,924,375	—	(21,346)
UBS	03/14/2024	USD	157,572	SGD	210,718	—	(2,643)
UBS	03/14/2024	USD	8,833	THB	313,832	—	(421)
UBS	03/14/2024	TRY	648,046	USD	20,562	—	(54)
UBS	03/14/2024	ILS	1,429,491	USD	386,238	9,463	—
UBS	03/14/2024	MXN	50,076,150	USD	2,849,283	64,069	—
UBS	03/14/2024	AUD	18,785,887	USD	12,781,495	49,058	—
UBS	03/14/2024	USD	119,224	ZAR	2,290,700	—	(5,191)
WBC	02/08/2024	EUR	489,927	USD	525,435	16,279	—

Total						$2,337,223	$(2,849,515)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	27.0%	$281,224,660
Banks	8.1	84,955,524
U.S. Government Obligations	6.1	63,141,942
U.S. Government Agency Obligations	4.6	47,705,870
Oil, Gas & Consumable Fuels	2.1	22,192,105
Mortgage-Backed Securities	1.9	19,831,636
Software	1.9	19,520,420

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	1.8%	$18,459,390
Insurance	1.5	15,672,932
Semiconductors & Semiconductor Equipment	1.4	14,959,719
Electric Utilities	1.3	13,574,205
Diversified Telecommunication Services	1.2	12,396,366
Technology Hardware, Storage & Peripherals	0.9	9,878,765
Capital Markets	0.9	9,720,318
Health Care Equipment & Supplies	0.9	9,105,191
Hotels, Restaurants & Leisure	0.8	7,920,377
Interactive Media & Services	0.7	7,794,810
Chemicals	0.7	7,661,690
Financial Services	0.7	7,160,527
Metals & Mining	0.7	6,817,934
Automobiles	0.6	6,676,602
Food Products	0.6	6,517,704
Health Care Providers & Services	0.6	6,108,039
Broadline Retail	0.6	5,893,394
Machinery	0.5	5,245,224
Textiles, Apparel & Luxury Goods	0.5	5,143,984
Aerospace & Defense	0.5	5,030,329
Consumer Staples Distribution & Retail	0.5	4,817,175
Beverages	0.5	4,753,221
Wireless Telecommunication Services	0.4	4,625,696
Biotechnology	0.4	4,324,795
Professional Services	0.4	4,168,574
IT Services	0.3	3,483,614
Specialty Retail	0.3	3,316,922
Paper & Forest Products	0.3	3,293,400
Electrical Equipment	0.3	3,203,721
Real Estate Management & Development	0.3	3,110,295
Ground Transportation	0.3	3,004,701
Personal Care Products	0.3	2,916,277
Industrial Conglomerates	0.3	2,892,956
Multi-Utilities	0.3	2,711,950
Life Sciences Tools & Services	0.3	2,700,780
Specialized REITs	0.3	2,686,423
Media	0.2	2,547,298
Household Products	0.2	2,546,140
Building Products	0.2	2,439,833
Commercial Services & Supplies	0.2	2,238,754
Asset-Backed Securities	0.2	2,118,465
Internet & Catalog Retail	0.2	2,117,666
Entertainment	0.2	2,043,735
Industrial REITs	0.2	1,921,550
Electronic Equipment, Instruments & Components	0.2	1,919,752
Tobacco	0.2	1,861,213
Trading Companies & Distributors	0.1	1,431,948
Construction & Engineering	0.1	1,426,934
Air Freight & Logistics	0.1	1,383,251
Communications Equipment	0.1	1,375,962
Construction Materials	0.1	1,291,331
Consumer Finance	0.1	1,191,140
Retail REITs	0.1	886,359
Household Durables	0.1	724,626
Municipal Government Obligation	0.1	636,355
Independent Power & Renewable Electricity Producers	0.1	629,427
Automobile Components	0.1	595,373

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Transportation Infrastructure	0.1%		$564,278
Residential REITs	0.1		535,592
Containers & Packaging	0.1		522,147
Energy Equipment & Services	0.1		518,364
Gas Utilities	0.0	(F)	508,735
Water Utilities	0.0	(F)	337,396
Marine Transportation	0.0	(F)	320,130
Diversified REITs	0.0	(F)	301,563
Health Care REITs	0.0	(F)	240,964
Office REITs	0.0	(F)	202,925
Passenger Airlines	0.0	(F)	201,258
Distributors	0.0	(F)	188,138
Diversified Consumer Services	0.0	(F)	106,986
Health Care Technology	0.0	(F)	99,086
Leisure Products	0.0	(F)	44,855
Hotel & Resort REITs	0.0	(F)	42,308
Mortgage Real Estate Investment Trusts	0.0	(F)	29,384

Investments	78.1		814,411,378
Short-Term Investments	21.9		228,865,823

Total Investments	100.0%		$1,043,277,201

INVESTMENT VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (U)	Value
ASSETS
Investments
Common Stocks	$157,287,048	$133,278,228	$288,867	$290,854,143
Preferred Stocks	—	680,808	—	680,808
Warrant	—	—	0	0
Asset-Backed Securities	—	2,118,465	—	2,118,465
Convertible Bonds	—	4,780	102,000	106,780
Corporate Debt Securities	—	107,066,285	1,044,434	108,110,719
Foreign Government Obligations	—	281,224,660	—	281,224,660
Mortgage-Backed Securities	—	19,831,636	—	19,831,636
Municipal Government Obligation	—	636,355	—	636,355
U.S. Government Agency Obligations	—	47,705,870	—	47,705,870
U.S. Government Obligations	—	63,141,942	—	63,141,942
Short-Term U.S. Government Obligations	—	20,829,799	—	20,829,799
Other Investment Company	2,701,090	—	—	2,701,090
Repurchase Agreement	—	205,334,934	—	205,334,934

Total Investments	$159,988,138	$881,853,762	$1,435,301	$1,043,277,201

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$766,032	$—	$766,032
Over-the-Counter Total Return Swap Agreements	—	27,538,279	—	27,538,279
Futures Contracts (V)	1,770,508	—	—	1,770,508
Forward Foreign Currency Contracts (V)	—	2,337,223	—	2,337,223

Total Other Financial Instruments	$1,770,508	$30,641,534	$—	$32,412,042

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (U)	Value
LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$(9,293,784)	$—	$(9,293,784)
Futures Contracts (V)	(2,966,648)	—	—	(2,966,648)
Forward Foreign Currency Contracts (V)	—	(2,849,515)	—	(2,849,515)

Total Other Financial Instruments	$(2,966,648)	$(12,143,299)	$—	$(15,109,947)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (H)	$—	$—	$201,884	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,878,854, collateralized by cash collateral of $2,701,090 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $458,366. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Restricted security. At December 31, 2023, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Quintis Australia Pty. Ltd.	10/25/2018	$1,059,498	$1	0.0	%(F)

(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2023, the total value of securities is $1,483,576, representing 0.1% of the Portfolio’s net assets.
(E)	Securities are Level 3 of the fair value hierarchy.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $44,048,877, representing 4.2% of the Portfolio’s net assets.
(H)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(I)	Securities deemed worthless.
(J)	Rates disclosed reflect the yields at December 31, 2023.
(K)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(L)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2023, the total value of such securities is $106,780, representing less than 0.1% of the Portfolio’s net assets.
(M)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2023, the total value of Regulation S securities is $138,081,597, representing 13.2% of the Portfolio’s net assets.
(N)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(O)	Perpetual maturity. The date displayed is the next call date.
(P)	All or a portion of investments is owned by Transamerica Cayman Morgan Stanley Global Allocation Ltd., a wholly-owned subsidiary of the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(Q)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(R)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The value of the security is $1,097,000.
(S)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(T)	The Portfolio recognized transfers in and out of Level 3 as of December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(U)	Level 3 securities were not considered significant to the Portfolio.
(V)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (offshore)
CNY	Chinese Yuan Renminbi (onshore)
COP	Columbian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RON	New Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

ANZ	Australia & New Zealand Banking Group
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

COUNTERPARTY ABBREVIATIONS (continued):

HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
SSB	State Street Bank & Trust Co.
UBS	UBS AG
WBC	Westpac Banking Corp.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
BOBL	Bundesobligationen (German Federal Government Securities)
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDI	CHESS Depositary Interests
CNRR	China Reverse Repo Rate
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
REIT	Real Estate Investment Trust
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $827,190,224) (including securities loaned of $2,878,854)	$837,942,267
Repurchase agreement, at value (cost $205,334,934)	205,334,934
Cash collateral pledged at broker for:
Securities sold short	2,857,382
Centrally cleared swap agreements	1,543,898
OTC derivatives (A)	3,300,000
Futures contracts	3,076,728
OTC swap agreements, at value (premium paid $0)	27,538,279
Foreign currency, at value (cost $14,015,803)	13,778,570
Receivables and other assets:
Investments sold	1,063,166
When-issued, delayed-delivery, forward and TBA commitments sold	86,078
Shares of beneficial interest sold	16
Dividends	246,535
Interest	4,348,557
Tax reclaims	799,392
Variation margin receivable on centrally cleared swap agreements	201,575
Variation margin receivable on futures contracts	357,562
Unrealized appreciation on forward foreign currency contracts	2,337,223
Total assets	1,104,812,162

Liabilities:
Cash collateral received upon return of:
Securities on loan	2,701,090
Cash collateral at broker for:
Centrally cleared swap agreements	14,420,000
OTC derivatives (A)	6,484,000
OTC swap agreements, at value (premium received $0)	9,293,784
Payables and other liabilities:
Investments purchased	3,774,151
When-issued, delayed-delivery, forward and TBA commitments purchased	18,631,130
Shares of beneficial interest redeemed	891,226
Foreign capital gains tax	3,067
Due to custodian	514,609
Investment management fees	569,204
Distribution and service fees	172,308
Transfer agent costs	1,189
Trustee and CCO fees	273
Audit and tax fees	56,119
Custody fees	101,067
Legal fees	5,485
Printing and shareholder reports fees	42,272
Other accrued expenses	41,076
Unrealized depreciation on forward foreign currency contracts	2,849,515
Total liabilities	60,551,565
Net assets	$1,044,260,597

Net assets consist of:
Capital stock ($0.01 par value)	$1,048,680
Additional paid-in capital	1,024,953,593
Total distributable earnings (accumulated losses)	18,258,324
Net assets	$1,044,260,597

Net assets by class:
Initial Class	$221,293,915
Service Class	822,966,682
Shares outstanding:
Initial Class	40,198,732
Service Class	64,669,275
Net asset value and offering price per share:
Initial Class	$5.50
Service Class	12.73

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$8,461,988
Interest income	23,379,134
Net income from securities lending	89,363
Withholding taxes on foreign income	(762,488)
Total investment income	31,167,997

Expenses:
Investment management fees	6,835,991
Distribution and service fees:
Service Class	2,083,592
Transfer agent costs	12,399
Trustee and CCO fees	46,302
Audit and tax fees	68,286
Custody fees	536,687
Legal fees	96,166
Printing and shareholder reports fees	53,597
Dividends, interest and fees for borrowings from securities sold short	998,242
Interest expense	1,093,411
Other	526,817
Total expenses	12,351,490

Net investment income (loss)	18,816,507

Net realized gain (loss) on:
Investments	(30,170,765	)(A)
Swap agreements	43,341,080
Futures contracts	(4,423,193)
Forward foreign currency contracts	(7,014,511)
Foreign currency transactions	128,657
Net realized gain (loss)	1,861,268

Net change in unrealized appreciation (depreciation) on:
Investments	105,180,798	(B)
Swap agreements	16,854,633
Futures contracts	(4,228,199)
Forward foreign currency contracts	(2,852,055)
Translation of assets and liabilities denominated in foreign currencies	(1,011,681)
Net change in unrealized appreciation (depreciation)	113,943,496
Net realized and change in unrealized gain (loss)	115,804,764
Net increase (decrease) in net assets resulting from operations	$134,621,271

(A)	Includes net of realized foreign capital gains tax of $7,837.
(B)	Includes net change in foreign capital gains tax of $8,101.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$18,816,507	$8,021,885
Net realized gain (loss)	1,861,268	(26,826,243)
Net change in unrealized appreciation (depreciation)	113,943,496	(232,799,754)
Net increase (decrease) in net assets resulting from operations	134,621,271	(251,604,112)

Dividends and/or distributions to shareholders:
Initial Class	(17,229,740)	(68,922,701)
Service Class	(30,009,121)	(147,767,054)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(47,238,861)	(216,689,755)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,666,953	5,171,873
Service Class	2,611,147	2,257,250
	6,278,100	7,429,123
Dividends and/or distributions reinvested:
Initial Class	17,229,740	68,922,701
Service Class	30,009,121	147,767,054
	47,238,861	216,689,755
Cost of shares redeemed:
Initial Class	(20,687,584)	(44,577,369)
Service Class	(135,730,358)	(132,312,293)
	(156,417,942)	(176,889,662)
Net increase (decrease) in net assets resulting from capital share transactions	(102,900,981)	47,229,216
Net increase (decrease) in net assets	(15,518,571)	(421,064,651)

Net assets:
Beginning of year	1,059,779,168	1,480,843,819
End of year	$1,044,260,597	$1,059,779,168

Capital share transactions - shares:
Shares issued:
Initial Class	658,250	1,009,438
Service Class	214,970	172,129
	873,220	1,181,567
Shares reinvested:
Initial Class	3,319,796	12,763,463
Service Class	2,498,678	12,355,105
	5,818,474	25,118,568
Shares redeemed:
Initial Class	(3,816,248)	(6,502,919)
Service Class	(11,210,299)	(9,519,783)
	(15,026,547)	(16,022,702)
Net increase (decrease) in shares outstanding:
Initial Class	161,798	7,269,982
Service Class	(8,496,651)	3,007,451
	(8,334,853)	10,277,433

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023		December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$5.25		$9.14	$9.92		$9.08		$8.41

Investment operations:
Net investment income (loss) (A)	0.11		0.06	0.08		0.06		0.14
Net realized and unrealized gain (loss)	0.59		(1.60)	0.73		1.56		1.33
Total investment operations	0.70		(1.54)	0.81		1.62		1.47

Dividends and/or distributions to shareholders:
Net investment income	—		(0.06)	(0.13)		(0.19)		(0.18)
Net realized gains	(0.45)		(2.29)	(1.46)		(0.59)		(0.62)
Total dividends and/or distributions to shareholders	(0.45)		(2.35)	(1.59)		(0.78)		(0.80)

Net asset value, end of year	$5.50		$5.25	$9.14		$9.92		$9.08

Total return	13.89%		(17.51)%	8.42%		18.59%		18.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$221,294		$210,172	$299,521		$294,447		$476,636
Expenses to average net assets
Including dividend and interest expenses related to short sales, interest, taxes, brokerage commissions and extraordinary expenses	0.98	%(B)	0.89%	0.84	%(C)	0.83	%(C)	0.76	%(C)
Excluding dividend and interest expenses related to short sales, interest, taxes, brokerage commissions and extraordinary expenses	0.78%		0.79%	0.73	%(C)	0.75	%(C)	0.76	%(C)(D)
Net investment income (loss) to average net assets	1.99%		0.86%	0.82%		0.62%		1.55%
Portfolio turnover rate	82%		51%	65%		151%		190%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes extraordinary expenses outside the operating expense limit.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Dividends and interest from securities sold short rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$11.61		$16.84	$17.04		$15.06		$13.47

Investment operations:
Net investment income (loss) (A)	0.21		0.09	0.08		0.05		0.19
Net realized and unrealized gain (loss)	1.36		(3.02)	1.27		2.67		2.16
Total investment operations	1.57		(2.93)	1.35		2.72		2.35

Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)	(0.09)		(0.15)		(0.14)
Net realized gains	(0.45)		(2.29)	(1.46)		(0.59)		(0.62)
Total dividends and/or distributions to shareholders	(0.45)		(2.30)	(1.55)		(0.74)		(0.76)

Net asset value, end of year	$12.73		$11.61	$16.84		$17.04		$15.06

Total return	13.69%		(17.76)%	8.18%		18.34%		17.85%

Ratio and supplemental data:
Net assets end of year (000’s)	$822,967		$849,607	$1,181,323		$1,254,989		$1,205,764
Expenses to average net assets
Including dividend and interest expenses related to short sales, interest, taxes, brokerage commissions and extraordinary expenses	1.23	%(B)	1.10%	1.08	%(C)	1.09	%(C)	1.01	%(C)
Excluding dividend and interest expenses related to short sales, interest, taxes, brokerage commissions and extraordinary expenses.	1.03%		1.00%	0.97	%(C)	0.99	%(C)	1.01	%(C)(D)
Net investment income (loss) to average net assets	1.74%		0.62%	0.48%		0.30%		1.31%
Portfolio turnover rate	82%		51%	65%		151%		190%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes extraordinary expenses outside the operating expense limit.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Dividends and interest from securities sold short rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Transamerica Cayman Morgan Stanley Global Allocation, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information. The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Consolidated Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Consolidated Statement of Assets and Liabilities.

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Morgan Stanley Global Allocation, Ltd. (the “Subsidiary”) is organized under the laws of the Cayman Islands and is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. The principal purpose of investment in the Subsidiary is to allow the Portfolio noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

At December 31, 2023, the net assets of the Subsidiary as a percentage of the Portfolio’s net assets is as follows:

Subsidiary Net Assets	Percentage of Net Assets
$ 128,190,912	12.28%

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s consolidated financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Consolidated Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Consolidated Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Consolidated Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

4. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Consolidated Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. INVESTMENT VALUATION (continued)

obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

5. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Consolidated Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2023, if any, are identified within the Consolidated Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. SECURITIES AND OTHER INVESTMENTS (continued)

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2023, if any, are included within the Consolidated Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Consolidated Statement of Operations, with a corresponding adjustment to Investments, at cost within the Consolidated Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Consolidated Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2023, if any, are identified within the Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Consolidated Statement of Assets and Liabilities.

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Consolidated Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Consolidated Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$2,701,090	$—	$—	$—	$2,701,090
Total Borrowings	$2,701,090	$—	$—	$—	$2,701,090

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Equity basket total return swap agreements: The Portfolio may enter into equity basket total return swap agreements to obtain exposure to a portfolio of long and/or short securities. Under the terms of the agreements, the swaps are designed to function as a portfolio of direct investments in long and/or short equity or fixed income positions. An equity basket total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return on an underlying basket of equity securities for typically fixed or floating interest payments. Equity basket total return swap agreements typically reset on a monthly basis and are privately negotiated in the OTC market. The swaps are entered into as bilateral swap agreements and are traded between counterparties, and as such, subject to counterparty risk.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2023 are listed within the Consolidated Schedule of Investments.

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Consolidated Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Consolidated Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2023 are listed within the Consolidated Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$766,032	$—	$—	$—	$—	$766,032
OTC swaps:
OTC swap agreements, at value	—	—	27,538,279	—	—	27,538,279
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	1,682,869	—	87,639	—	—	1,770,508
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	2,337,223	—	—	—	2,337,223
Total	$2,448,901	$2,337,223	$27,625,918	$—	$—	$32,412,042

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
OTC swaps:
OTC swap agreements, at value	$—	$—	$(9,293,784)	$—	$—	$(9,293,784)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(2,838,549)	—	(128,099)	—	—	(2,966,648)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(2,849,515)	—	—	—	(2,849,515)
Total	$(2,838,549)	$(2,849,515)	$(9,421,883)	$—	$—	$(15,109,947)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)

Included within Value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(C)

Included within unrealized appreciation (depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments within the Consolidated Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$(6,606,083)	$—	$49,947,163	$—	$—	$43,341,080
Futures contracts	(2,063,420)	—	(3,506,214)	—	1,146,441	(4,423,193)
Forward foreign currency contracts	—	(7,014,511)	—	—	—	(7,014,511)
Total	$(8,669,503)	$(7,014,511)	$46,440,949	$—	$1,146,441	$31,903,376

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$2,822,079	$—	$14,032,554	$—	$—	$16,854,633
Futures contracts	(3,085,116)	—	(1,088,133)	—	(54,950)	(4,228,199)
Forward foreign currency contracts	—	(2,852,055)	—	—	—	(2,852,055)
Total	$(263,037)	$(2,852,055)	$12,944,421	$—	$(54,950)	$9,774,379

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Interest rate swaps:
Average notional value – pays fixed rate	$2,924,215
Average notional value – receives fixed rate	111,969,578
Total return swaps:
Average notional value – long	501,724,556
Average notional value – short	(155,308,181)
Futures contracts:
Average notional value of contracts – long	89,429,603
Average notional value of contracts – short	(226,378,891)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	174,173,183
Average contract amounts sold – in USD	222,414,385

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Consolidated Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Consolidated Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Consolidated Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Australia & New Zealand Banking Group	$61,266	$—	$—	$61,266	$—	$—	$—	$—
Bank of America, N.A.	—	—	—	—	314,374	—	—	314,374
Barclays Bank PLC	5,368,165	(797,601)	(4,570,000)	564	797,601	(797,601)	—	—
BNP Paribas	834,547	(834,547)	—	—	1,669,497	(834,547)	(834,950)	—
Citibank, N.A.	163,119	—	—	163,119	—	—	—	—
Goldman Sachs International	14,455,301	(416,640)	—	14,038,661	416,640	(416,640)	—	—
HSBC Bank USA	1,864	—	—	1,864	—	—	—	—
JPMorgan Chase Bank, N.A.	6,462,490	(6,462,490)	—	—	8,247,462	(6,462,490)	(1,690,000)	94,972
Standard Chartered Bank	3,212	(3,212)	—	—	7,136	(3,212)	—	3,924
State Street Bank & Trust Co.	—	—	—	—	14,721	—	—	14,721
UBS AG	2,509,259	(675,868)	(1,764,000)	69,391	675,868	(675,868)	—	—
Westpac Banking Corp.	16,279	—	—	16,279	—	—	—	—
Other Derivatives (C)	2,536,540	—	—	2,536,540	2,966,648	—	—	2,966,648

Total	$32,412,042	$(9,190,358)	$(6,334,000)	$16,887,684	$15,109,947	$(9,190,358)	$(2,524,950)	$3,394,639

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Consolidated Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Consolidated Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.66%
Over $500 million up to $750 million	0.65
Over $750 million up to $1 billion	0.64
Over $1 billion up to $3 billion	0.63
Over $3 billion	0.59

The Subsidiary entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

For the year ended December 31, 2023, the amount waived is $900,529 for the Subsidiary and is not subject to recapture.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Consolidated Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.81%	May 1, 2024
Service Class	1.06	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Consolidated Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Consolidated Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Consolidated Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 393,781,231	$ 290,071,492	$ 495,817,580	$ 270,648,749

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, futures contracts mark-to-market, passive foreign investment companies, premium amortization accruals, defaulted bonds, swap income receivable and payable, straddle loss deferrals and subpart F income. Therefore, distributions determined in accordance with tax regulations may differ

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to the reversal of book income from Cayman subsidiary and real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (14,045,896)	$ 14,045,896

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,059,899,575	$ 70,408,350	$ (88,414,643)	$ (18,006,293)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 4,712,618

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 35,212	$ 47,203,649	$ —	$ 135,977,475	$ 80,712,280	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 58,975,689	$ —	$ (4,712,618)	$ —	$ (16,358,177)	$ (19,646,570)

12. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

13. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Global Allocation VP

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Transamerica Morgan Stanley Global Allocation VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Morgan Stanley Global Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $47,203,649 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

(unaudited)

MARKET ENVIRONMENT

Global equities rebounded in 2023. After a difficult 2022, the MSCI EAFE Index (the “Index”) not only completely recouped the previous year’s loss of over 14% but surpassed it by a generous amount. For the fiscal year ended December 31, 2023, the Index gained over 18%, with the third quarter being the only losing quarter of the year. The other three quarters enjoyed gains ranging between 8-18% during each period.

The first quarter of 2023 added over 8% to the Index, which showed impressive resiliency against geopolitical tensions and elevated energy and food prices. More central banks (such as Australia and Canada) paused rate hikes, which provided optimism to buoy equities. Momentum carried into the second quarter though at a much more modest level. Investors were cautious during the quarter and worried about further rate hikes in both the U.S. and Europe. In the U.S., data showing cooling inflation helped combat investor worries and fuel modest gains.

The third quarter of 2023 brought the Index’s only loss of the year. The narrative here remains consistent as investors continued to be uneasy about further rate hikes. Inflation, which seemed to turn a corner in the previous quarter, once again became a concern as crude oil prices rose by almost 30%.

As 2023 ended, the fourth quarter proved to be the most fruitful of the calendar year. The Index gained over 10% as economic factors finally started to improve and recession fears eased.

PERFORMANCE

For the year ended December 31, 2023, Transamerica MSCI EAFE Index VP, Service Class returned 17.46%. By comparison, its benchmark, the MSCI EAFE Index, returned 18.85%.

STRATEGY REVIEW

The investment objective of Transamerica MSLC EAFE Index VP (the “Portfolio”) is to track the investment results that, before expenses, correspond generally to the price and yield performance of the Portfolio’s benchmark, the MSCI EAFE Index (“Index”). The Index is composed of large- and mid-capitalization equities from developed market countries, excluding the U.S. and Canada.

The primary drivers of Portfolio performance variation from the Index during the year were expenses, impact of foreign currencies, slight mismatches in security weightings versus the Index, cash and futures drag, dividend tax withholding differences and transaction costs.

On an individual security level, the top positive contributors to the Portfolio’s performance during the fiscal year were Novo Nordisk AS, SAP SE, and ASML Holding NV. The top negative contributors to the Portfolio’s performance during the fiscal year were Anglo American PLC, British American Tobacco PLC, and AIA Group Ltd.

Dwayne Hancock, CFA

Keith Richardson

Karl Schneider

Co-Portfolio Managers

SSGA Funds Management, Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	17.92%	8.09%	3.36%	01/12/2018
Service Class	17.46%	7.80%	5.08%	05/01/2017
MSCI EAFE Index (A)	18.85%	8.69%	6.25%

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portions of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,055.20	$0.93	$1,024.30	$0.92	0.18%
Service Class	1,000.00	1,053.20	2.23	1,023.00	2.19	0.43

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.0%
Repurchase Agreement	1.1
Preferred Stocks	0.4
Net Other Assets (Liabilities) ^	0.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 98.0%
Australia - 7.3%
Ampol Ltd.	1,166	$28,724
ANZ Group Holdings Ltd.	15,312	270,459
APA Group	6,502	37,839
Aristocrat Leisure Ltd.	2,923	81,308
ASX Ltd.	982	42,199
Aurizon Holdings Ltd.	9,920	25,688
BHP Group Ltd.	25,769	885,214
BlueScope Steel Ltd.	2,326	37,090
Brambles Ltd.	6,905	63,994
CAR Group Ltd.	1,779	37,751
Cochlear Ltd.	332	67,572
Coles Group Ltd.	6,941	76,199
Commonwealth Bank of Australia	8,524	649,410
Computershare Ltd.	2,714	45,108
CSL Ltd.	2,458	480,140
Dexus, REIT	5,507	28,821
EBOS Group Ltd.	741	16,629
Endeavour Group Ltd.	7,744	27,494
Fortescue Ltd.	8,537	168,825
Goodman Group, REIT	8,588	148,063
GPT Group, REIT	10,265	32,457
IDP Education Ltd.	1,392	19,000
IGO Ltd.	3,249	20,037
Insurance Australia Group Ltd.	12,527	48,317
Lottery Corp. Ltd.	11,597	38,249
Macquarie Group Ltd.	1,853	231,875
Medibank Pvt Ltd.	14,406	34,948
Mineral Resources Ltd.	888	42,359
Mirvac Group, REIT	20,151	28,700
National Australia Bank Ltd.	15,932	333,306
Northern Star Resources Ltd.	5,757	53,550
Orica Ltd.	2,395	26,015
Origin Energy Ltd.	8,625	49,782
Pilbara Minerals Ltd.	14,969	40,292
Qantas Airways Ltd. (A)	4,255	15,571
QBE Insurance Group Ltd.	7,434	75,026
Ramsay Health Care Ltd.	965	34,596
REA Group Ltd.	272	33,577
Reece Ltd.	1,112	16,967
Rio Tinto Ltd.	1,876	173,428
Santos Ltd.	16,315	84,496
Scentre Group, REIT	26,254	53,493
SEEK Ltd.	1,820	33,152
Sonic Healthcare Ltd.	2,229	48,728
South32 Ltd.	22,917	52,004
Stockland, REIT	12,140	36,814
Suncorp Group Ltd.	6,504	61,385
Telstra Group Ltd.	20,155	54,389
Transurban Group	15,628	146,007
Treasury Wine Estates Ltd.	4,169	30,626
Vicinity Ltd., REIT	18,580	25,829
Washington H Soul Pattinson & Co. Ltd.	1,231	27,490
Wesfarmers Ltd.	5,729	222,686
Westpac Banking Corp.	17,877	278,974
WiseTech Global Ltd.	843	43,297
Woodside Energy Group Ltd.	9,569	202,536
Woolworths Group Ltd.	6,171	156,435

		6,124,920

	Shares	Value
COMMON STOCKS (continued)
Austria - 0.2%
Erste Group Bank AG	1,710	$ 69,337
OMV AG	704	30,908
Verbund AG	326	30,249
voestalpine AG	633	19,958

		150,452

Belgium - 0.8%
Ageas SA	837	36,323
Anheuser-Busch InBev SA	4,424	285,316
D’ieteren Group	103	20,115
Elia Group SA	135	16,885
Groupe Bruxelles Lambert NV	457	35,931
KBC Group NV	1,284	83,234
Lotus Bakeries NV	2	18,171
Sofina SA	83	20,653
Syensqo SA (A)	376	39,126
UCB SA	632	55,048
Umicore SA	1,003	27,571
Warehouses De Pauw CVA, REIT	888	27,939

		666,312

Chile - 0.1%
Antofagasta PLC	2,061	44,121

Denmark - 3.3%
AP Moller - Maersk AS, Class A	16	28,386
AP Moller - Maersk AS, Class B	24	43,147
Carlsberg AS, Class B	488	61,196
Chr Hansen Holding AS	534	44,775
Coloplast AS, Class B	698	79,799
Danske Bank AS	3,523	94,118
Demant AS (A)	514	22,531
DSV AS	933	163,797
Genmab AS (A)	334	106,590
Novo Nordisk AS, Class B	16,583	1,714,365
Novozymes AS, B Shares	1,033	56,769
Orsted AS (B)	942	52,215
Pandora AS	430	59,424
ROCKWOOL AS, B Shares	52	15,216
Tryg AS	1,809	39,353
Vestas Wind Systems AS (A)	5,092	161,597

		2,743,278

Finland - 1.1%
Elisa OYJ	681	31,477
Fortum OYJ	2,361	34,040
Kesko OYJ, B Shares	1,422	28,139
Kone OYJ, Class B	1,744	86,946
Metso OYJ	3,181	32,202
Neste OYJ	2,134	75,881
Nokia OYJ	27,294	91,961
Nordea Bank Abp	6,205	76,898
Nordea Bank Abp	10,123	125,177
Orion OYJ, Class B	511	22,153
Sampo OYJ, A Shares	2,311	101,054
Stora Enso OYJ, R Shares	2,997	41,440
UPM-Kymmene OYJ	2,724	102,424
Wartsila OYJ Abp	2,402	34,803

		884,595

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
France - 11.7%
Accor SA	1,004	$ 38,349
Aeroports de Paris SA	175	22,642
Air Liquide SA	2,664	517,955
Airbus SE	3,016	465,399
Alstom SA	1,544	20,761
Amundi SA (B)	327	22,237
Arkema SA	303	34,453
AXA SA	9,188	299,120
BioMerieux	195	21,656
BNP Paribas SA	5,347	369,458
Bollore SE	4,007	25,015
Bouygues SA	974	36,687
Bureau Veritas SA	1,482	37,417
Capgemini SE	797	166,071
Carrefour SA	2,960	54,129
Cie de Saint-Gobain SA	2,292	168,667
Cie Generale des Etablissements Michelin SCA	3,434	123,055
Covivio SA, REIT	244	13,113
Credit Agricole SA	5,484	77,807
Danone SA	3,283	212,672
Dassault Aviation SA	105	20,772
Dassault Systemes SE	3,364	164,275
Edenred SE	1,294	77,340
Eiffage SA	376	40,272
Engie SA	9,363	164,533
EssilorLuxottica SA	1,501	300,917
Eurazeo SE	219	17,371
Gecina SA, REIT	220	26,740
Getlink SE	1,851	33,849
Hermes International SCA	161	341,040
Ipsen SA	182	21,679
Kering SA	380	167,381
Klepierre SA, REIT	1,062	28,935
L’Oreal SA	1,227	610,427
La Francaise des Jeux SAEM (B)	510	18,489
Legrand SA	1,341	139,305
LVMH Moet Hennessy Louis Vuitton SE	1,403	1,136,231
Orange SA	9,442	107,404
Pernod Ricard SA	1,031	181,823
Publicis Groupe SA	1,171	108,589
Remy Cointreau SA	128	16,250
Renault SA	1,007	41,026
Safran SA	1,741	306,478
Sanofi SA	5,790	573,734
Sartorius Stedim Biotech	145	38,337
Schneider Electric SE	2,768	555,471
SEB SA	124	15,469
Societe Generale SA	3,735	99,061
Sodexo SA	449	49,379
STMicroelectronics NV	3,451	172,371
Teleperformance SE	296	43,150
Thales SA	523	77,338
TotalEnergies SE	11,651	792,307
Unibail-Rodamco-Westfield, CDI (A)	4,482	16,493
Unibail-Rodamco-Westfield, REIT (A)	389	28,738
Veolia Environnement SA	3,440	108,459
Vinci SA	2,585	324,467
Vivendi SE	3,485	37,226

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Worldline SA (A) (B)	1,136	$ 19,652

		9,749,441

Germany - 7.9%
adidas AG	827	168,132
Allianz SE	2,052	548,091
BASF SE	4,548	244,913
Bayer AG	4,966	184,367
Bayerische Motoren Werke AG	1,627	181,014
Bechtle AG	423	21,196
Beiersdorf AG	501	75,053
Brenntag SE	715	65,688
Carl Zeiss Meditec AG	194	21,168
Commerzbank AG	5,316	63,146
Continental AG	558	47,383
Covestro AG (A) (B)	968	56,295
Daimler Truck Holding AG	2,705	101,590
Delivery Hero SE (A) (B)	927	25,594
Deutsche Bank AG	9,797	133,722
Deutsche Boerse AG	959	197,445
Deutsche Lufthansa AG (A)	3,207	28,493
Deutsche Post AG	5,001	247,638
Deutsche Telekom AG	16,496	396,084
E.ON SE	11,461	153,726
Evonik Industries AG	1,201	24,528
Fresenius Medical Care AG	1,052	44,085
Fresenius SE & Co. KGaA	2,103	65,168
GEA Group AG	838	34,867
Hannover Rueck SE	310	74,023
Heidelberg Materials AG	718	64,156
HelloFresh SE (A)	742	11,722
Henkel AG & Co. KGaA	539	38,665
Infineon Technologies AG	6,652	277,583
Knorr-Bremse AG	343	22,265
LEG Immobilien SE (A)	379	33,187
Mercedes-Benz Group AG	4,087	282,216
Merck KGaA	653	103,879
MTU Aero Engines AG	266	57,335
Muenchener Rueckversicherungs-Gesellschaft AG	695	287,794
Nemetschek SE	279	24,172
Puma SE	550	30,674
Rational AG	24	18,533
Rheinmetall AG	217	68,753
RWE AG	3,191	145,065
SAP SE	5,309	817,474
Scout24 SE (B)	404	28,615
Siemens AG	3,864	724,822
Siemens Healthineers AG (B)	1,446	83,966
Symrise AG	662	72,818
Talanx AG	350	24,980
Volkswagen AG	140	18,307
Vonovia SE	3,750	118,150
Wacker Chemie AG	87	10,978
Zalando SE (A) (B)	1,145	27,113

		6,596,631

Hong Kong - 2.3%
AIA Group Ltd.	58,400	508,948
BOC Hong Kong Holdings Ltd.	18,500	50,227

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Budweiser Brewing Co. APAC Ltd. (B)	8,300	$ 15,540
CK Asset Holdings Ltd.	9,915	49,775
CK Hutchison Holdings Ltd.	13,500	72,354
CK Infrastructure Holdings Ltd.	3,000	16,597
CLP Holdings Ltd.	8,500	70,158
ESR Group Ltd. (B)	11,200	15,491
Futu Holdings Ltd., ADR (A)	300	16,389
Galaxy Entertainment Group Ltd.	11,000	61,632
Hang Lung Properties Ltd.	9,000	12,540
Hang Seng Bank Ltd.	3,900	45,475
Henderson Land Development Co. Ltd.	7,531	23,195
HKT Trust & HKT Ltd.	18,000	21,484
Hong Kong & China Gas Co. Ltd.	58,085	44,483
Hong Kong Exchanges & Clearing Ltd.	6,072	208,401
Hongkong Land Holdings Ltd.	5,500	19,140
Jardine Matheson Holdings Ltd.	800	32,968
Link, REIT	12,751	71,605
MTR Corp. Ltd.	7,687	29,829
New World Development Co. Ltd.	7,278	11,297
Power Assets Holdings Ltd.	7,000	40,565
Prudential PLC	13,919	157,406
Sino Land Co. Ltd.	20,037	21,786
SITC International Holdings Co. Ltd.	6,000	10,358
Sun Hung Kai Properties Ltd.	7,350	79,491
Swire Pacific Ltd., Class A	2,000	16,930
Swire Properties Ltd.	5,800	11,736
Techtronic Industries Co. Ltd.	7,000	83,416
WH Group Ltd. (B)	40,287	26,003
Wharf Holdings Ltd.	5,000	16,104
Wharf Real Estate Investment Co. Ltd.	8,300	28,062
Xinyi Glass Holdings Ltd.	8,347	9,364

		1,898,749

Ireland - 1.3%
AerCap Holdings NV (A)	1,000	74,320
AIB Group PLC	7,912	33,890
Bank of Ireland Group PLC	5,348	48,518
CRH PLC	3,605	248,596
DCC PLC	514	37,856
Experian PLC	4,637	189,256
Flutter Entertainment PLC (A)	894	157,909
James Hardie Industries PLC, CDI (A)	2,225	85,652
Kerry Group PLC, Class A	794	68,948
Kingspan Group PLC	771	66,730
Smurfit Kappa Group PLC	1,321	52,324

		1,063,999

Israel - 0.7%
Azrieli Group Ltd.	202	13,065
Bank Hapoalim BM	6,440	57,854
Bank Leumi Le-Israel BM	7,659	61,638
Check Point Software Technologies Ltd. (A)	450	68,755
CyberArk Software Ltd. (A)	200	43,810
Elbit Systems Ltd.	129	27,360
Global-e Online Ltd. (A)	500	19,815
ICL Group Ltd.	3,678	18,492
Israel Discount Bank Ltd., Class A	6,503	32,560
Mizrahi Tefahot Bank Ltd.	740	28,647
Monday.com Ltd. (A)	140	26,293
Nice Ltd. (A)	316	62,846

	Shares	Value
COMMON STOCKS (continued)
Israel (continued)
Teva Pharmaceutical Industries Ltd., ADR (A)	5,615	$ 58,621
Wix.com Ltd. (A)	300	36,906

		556,662

Italy - 2.2%
Amplifon SpA	662	22,904
Assicurazioni Generali SpA	5,186	109,378
Banco BPM SpA	6,095	32,169
Davide Campari-Milano NV	2,679	30,211
DiaSorin SpA	114	11,734
Enel SpA	41,418	307,719
Eni SpA	12,088	204,812
Ferrari NV	642	216,306
FinecoBank Banca Fineco SpA	3,101	46,506
Infrastrutture Wireless Italiane SpA (B)	1,584	20,022
Intesa Sanpaolo SpA	78,329	228,587
Leonardo SpA	2,052	33,832
Mediobanca Banca di Credito Finanziario SpA	2,679	33,139
Moncler SpA	1,020	62,720
Nexi SpA (A) (B)	2,832	23,154
Poste Italiane SpA (B)	2,795	31,704
Prysmian SpA	1,313	59,675
Recordati Industria Chimica e Farmaceutica SpA	552	29,756
Snam SpA	10,221	52,525
Telecom Italia SpA (A)	46,799	15,199
Terna - Rete Elettrica Nazionale	7,009	58,450
UniCredit SpA	8,189	222,074

		1,852,576

Japan - 22.1%
Advantest Corp.	3,900	132,683
Aeon Co. Ltd.	3,300	73,747
AGC, Inc.	1,000	37,135
Aisin Corp.	700	24,490
Ajinomoto Co., Inc.	2,200	84,879
ANA Holdings, Inc. (A)	800	17,362
Asahi Group Holdings Ltd.	2,400	89,498
Asahi Intecc Co. Ltd.	1,000	20,344
Asahi Kasei Corp.	6,400	47,160
Astellas Pharma, Inc.	9,200	110,009
Azbil Corp.	600	19,855
Bandai Namco Holdings, Inc.	3,000	60,138
BayCurrent Consulting, Inc.	700	24,579
Bridgestone Corp.	2,900	120,113
Brother Industries Ltd.	1,100	17,557
Canon, Inc.	5,000	128,369
Capcom Co. Ltd.	900	29,081
Central Japan Railway Co.	3,600	91,506
Chiba Bank Ltd.	2,500	18,059
Chubu Electric Power Co., Inc.	3,300	42,631
Chugai Pharmaceutical Co. Ltd.	3,400	128,814
Concordia Financial Group Ltd.	5,500	25,144
Dai Nippon Printing Co. Ltd.	1,000	29,596
Dai-ichi Life Holdings, Inc.	4,700	99,733
Daifuku Co. Ltd.	1,500	30,346
Daiichi Sankyo Co. Ltd.	9,400	258,133
Daikin Industries Ltd.	1,300	211,918
Daito Trust Construction Co. Ltd.	300	34,787
Daiwa House Industry Co. Ltd.	3,000	90,894

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Daiwa House Investment Corp., REIT	12	$ 21,421
Daiwa Securities Group, Inc.	6,800	45,772
Denso Corp.	9,600	144,817
Dentsu Group, Inc.	1,000	25,660
Disco Corp.	500	124,043
East Japan Railway Co.	1,600	92,244
Eisai Co. Ltd.	1,300	65,018
ENEOS Holdings, Inc.	14,600	58,027
FANUC Corp.	4,800	141,174
Fast Retailing Co. Ltd.	900	223,340
Fuji Electric Co. Ltd.	600	25,826
FUJIFILM Holdings Corp.	1,900	114,175
Fujitsu Ltd.	900	135,798
GLP J-REIT	24	23,915
Hamamatsu Photonics KK	700	28,794
Hankyu Hanshin Holdings, Inc.	1,100	35,021
Hikari Tsushin, Inc.	100	16,582
Hirose Electric Co. Ltd.	200	22,645
Hitachi Construction Machinery Co. Ltd.	500	13,216
Hitachi Ltd.	4,700	339,000
Honda Motor Co. Ltd.	23,300	242,254
Hoshizaki Corp.	500	18,301
Hoya Corp.	1,800	225,000
Hulic Co. Ltd.	1,800	18,849
Ibiden Co. Ltd.	600	33,255
Idemitsu Kosan Co. Ltd.	5,000	27,216
Iida Group Holdings Co. Ltd.	700	10,483
Inpex Corp.	4,900	66,185
Isuzu Motors Ltd.	3,000	38,638
ITOCHU Corp.	6,100	249,494
Japan Airlines Co. Ltd.	700	13,777
Japan Exchange Group, Inc.	2,500	52,890
Japan Metropolitan Fund Invest, REIT	33	23,849
Japan Post Bank Co. Ltd.	7,300	74,346
Japan Post Holdings Co. Ltd.	10,600	94,686
Japan Post Insurance Co. Ltd.	1,000	17,759
Japan Real Estate Investment Corp., REIT	7	28,993
Japan Tobacco, Inc.	6,100	157,691
JFE Holdings, Inc.	2,900	44,991
JSR Corp.	900	25,660
Kajima Corp.	2,100	35,097
Kansai Electric Power Co., Inc.	3,600	47,796
Kao Corp.	2,400	98,723
Kawasaki Kisen Kaisha Ltd.	700	30,035
KDDI Corp.	7,600	241,799
KDX Realty Investment Corp., REIT	21	23,949
Keisei Electric Railway Co. Ltd.	700	33,084
Keyence Corp.	1,000	440,567
Kikkoman Corp.	700	42,864
Kintetsu Group Holdings Co. Ltd.	900	28,545
Kirin Holdings Co. Ltd.	3,900	57,145
Kobe Bussan Co. Ltd.	700	20,682
Koei Tecmo Holdings Co. Ltd.	520	5,932
Koito Manufacturing Co. Ltd.	1,000	15,585
Komatsu Ltd.	4,700	122,933
Konami Group Corp.	500	26,181
Kose Corp.	200	15,000
Kubota Corp.	5,100	76,771

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Kyocera Corp.	6,400	$ 93,413
Kyowa Kirin Co. Ltd.	1,300	21,851
Lasertec Corp.	400	105,447
LY Corp.	13,800	48,907
M3, Inc.	2,300	38,056
Makita Corp.	1,100	30,348
Marubeni Corp.	7,200	113,796
MatsukiyoCocokara & Co.	1,800	31,877
Mazda Motor Corp.	3,000	32,415
McDonald’s Holdings Co. Japan Ltd.	400	17,333
MEIJI Holdings Co. Ltd.	1,200	28,502
Minebea Mitsumi, Inc.	1,900	39,058
MISUMI Group, Inc.	1,400	23,726
Mitsubishi Chemical Group Corp.	6,600	40,443
Mitsubishi Corp.	17,700	282,886
Mitsubishi Electric Corp.	9,700	137,520
Mitsubishi Estate Co. Ltd.	5,600	77,169
Mitsubishi HC Capital, Inc.	4,100	27,531
Mitsubishi Heavy Industries Ltd.	1,600	93,515
Mitsubishi UFJ Financial Group, Inc.	58,100	499,207
Mitsui & Co. Ltd.	6,600	247,992
Mitsui Chemicals, Inc.	900	26,694
Mitsui Fudosan Co. Ltd.	4,500	110,362
Mitsui OSK Lines Ltd.	1,700	54,460
Mizuho Financial Group, Inc.	12,300	210,452
MonotaRO Co. Ltd.	1,200	13,102
MS&AD Insurance Group Holdings, Inc.	2,200	86,533
Murata Manufacturing Co. Ltd.	8,800	186,797
NEC Corp.	1,300	76,986
Nexon Co. Ltd.	1,800	32,802
Nidec Corp.	2,100	84,819
Nintendo Co. Ltd.	5,300	276,615
Nippon Building Fund, Inc., REIT	8	34,667
Nippon Express Holdings, Inc.	400	22,735
Nippon Paint Holdings Co. Ltd.	4,900	39,617
Nippon Prologis, Inc., REIT	12	23,098
Nippon Sanso Holdings Corp.	900	24,102
Nippon Steel Corp.	4,300	98,504
Nippon Telegraph & Telephone Corp.	150,600	184,031
Nippon Yusen KK	2,400	74,400
Nissan Chemical Corp.	600	23,430
Nissan Motor Co. Ltd.	11,900	46,773
Nissin Foods Holdings Co. Ltd.	1,200	41,881
Nitori Holdings Co. Ltd.	400	53,560
Nitto Denko Corp.	700	52,376
Nomura Holdings, Inc.	15,000	67,840
Nomura Real Estate Holdings, Inc.	600	15,783
Nomura Real Estate Master Fund, Inc., REIT	20	23,404
Nomura Research Institute Ltd.	2,000	58,170
NTT Data Group Corp.	3,300	46,785
Obayashi Corp.	3,100	26,823
OBIC Co. Ltd.	400	68,922
Odakyu Electric Railway Co. Ltd.	1,600	24,409
Oji Holdings Corp.	4,600	17,715
Olympus Corp.	6,100	88,277
Omron Corp.	900	42,019
Ono Pharmaceutical Co. Ltd.	2,000	35,688
Open House Group Co. Ltd.	400	11,867

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Oracle Corp.	200	$ 15,418
Oriental Land Co. Ltd.	5,500	204,826
ORIX Corp.	6,000	113,021
Osaka Gas Co. Ltd.	1,900	39,684
Otsuka Corp.	600	24,736
Otsuka Holdings Co. Ltd.	2,100	78,772
Pan Pacific International Holdings Corp.	1,900	45,331
Panasonic Holdings Corp.	11,100	109,937
Rakuten Group, Inc.	7,800	34,740
Recruit Holdings Co. Ltd.	7,300	308,723
Renesas Electronics Corp. (A)	7,500	135,585
Resona Holdings, Inc.	10,800	54,881
Ricoh Co. Ltd.	2,700	20,738
Rohm Co. Ltd.	1,600	30,667
SBI Holdings, Inc.	1,200	26,996
SCSK Corp.	700	13,881
Secom Co. Ltd.	1,100	79,223
Seiko Epson Corp.	1,400	20,955
Sekisui Chemical Co. Ltd.	2,000	28,830
Sekisui House Ltd.	3,100	68,860
Seven & i Holdings Co. Ltd.	3,800	150,787
SG Holdings Co. Ltd.	1,500	21,532
Sharp Corp. (A)	1,400	9,984
Shimadzu Corp.	1,200	33,549
Shimano, Inc.	400	61,943
Shimizu Corp.	2,600	17,271
Shin-Etsu Chemical Co. Ltd.	9,300	390,270
Shionogi & Co. Ltd.	1,300	62,677
Shiseido Co. Ltd.	2,000	60,312
Shizuoka Financial Group, Inc.	2,400	20,340
SMC Corp.	300	161,192
SoftBank Corp.	14,500	180,942
SoftBank Group Corp.	5,200	232,082
Sompo Holdings, Inc.	1,500	73,362
Sony Group Corp.	6,400	608,681
Square Enix Holdings Co. Ltd.	400	14,363
Subaru Corp.	3,100	56,855
SUMCO Corp.	1,700	25,494
Sumitomo Chemical Co. Ltd.	7,700	18,786
Sumitomo Corp.	5,200	113,441
Sumitomo Electric Industries Ltd.	3,600	45,843
Sumitomo Metal Mining Co. Ltd.	1,200	36,136
Sumitomo Mitsui Financial Group, Inc.	6,500	317,163
Sumitomo Mitsui Trust Holdings, Inc.	3,400	65,251
Sumitomo Realty & Development Co. Ltd.	1,400	41,643
Suntory Beverage & Food Ltd.	700	23,085
Suzuki Motor Corp.	1,900	81,296
Sysmex Corp.	900	50,157
T&D Holdings, Inc.	2,500	39,725
Taisei Corp.	900	30,779
Takeda Pharmaceutical Co. Ltd.	8,100	232,889
TDK Corp.	2,000	95,277
Terumo Corp.	3,400	111,452
TIS, Inc.	1,200	26,443
Tobu Railway Co. Ltd.	900	24,185
Toho Co. Ltd.	600	20,294
Tokio Marine Holdings, Inc.	9,100	227,758
Tokyo Electric Power Co. Holdings, Inc. (A)	7,400	38,758

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Tokyo Electron Ltd.	2,400	$ 429,872
Tokyo Gas Co. Ltd.	1,900	43,633
Tokyu Corp.	2,500	30,514
TOPPAN Holdings, Inc.	1,200	33,489
Toray Industries, Inc.	7,200	37,435
Tosoh Corp.	1,300	16,605
TOTO Ltd.	700	18,433
Toyota Industries Corp.	800	65,248
Toyota Motor Corp.	53,900	990,269
Toyota Tsusho Corp.	1,100	64,814
Trend Micro, Inc.	700	37,472
Unicharm Corp.	2,000	72,312
USS Co. Ltd.	1,000	20,113
West Japan Railway Co.	1,100	45,880
Yakult Honsha Co. Ltd.	1,300	29,199
Yamaha Corp.	700	16,170
Yamaha Motor Co. Ltd.	4,500	40,197
Yamato Holdings Co. Ltd.	1,400	25,870
Yaskawa Electric Corp.	1,200	50,128
Yokogawa Electric Corp.	1,100	20,978
Zensho Holdings Co. Ltd.	500	26,202
ZOZO, Inc.	700	15,762

		18,467,939

Jordan - 0.0% (C)
Hikma Pharmaceuticals PLC	787	17,946

Luxembourg - 0.2%
ArcelorMittal SA	2,550	72,277
Eurofins Scientific SE	689	44,862
Tenaris SA	2,489	43,263

		160,402

Macau - 0.0% (C)
Sands China Ltd. (A)	12,400	36,286

Netherlands - 4.7%
ABN AMRO Bank NV (B)	2,470	37,057
Adyen NV (A) (B)	111	142,953
Akzo Nobel NV	852	70,373
Argenx SE (A)	299	113,383
ASM International NV	240	124,512
ASML Holding NV	2,049	1,542,001
BE Semiconductor Industries NV	387	58,295
Euronext NV (B)	450	39,072
EXOR NV	483	48,255
Heineken Holding NV	648	54,797
Heineken NV	1,471	149,302
IMCD NV	294	51,135
ING Groep NV, Series N	18,437	275,302
JDE Peet’s NV	430	11,564
Koninklijke Ahold Delhaize NV	4,908	140,954
Koninklijke KPN NV	17,277	59,469
Koninklijke Philips NV	4,045	94,155
NN Group NV	1,396	55,095
OCI NV	488	14,136
Prosus NV	7,454	222,055
QIAGEN NV (A)	1,138	49,498
Randstad NV	545	34,126
Stellantis NV	11,271	263,140
Universal Music Group NV	4,192	119,443

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
Wolters Kluwer NV	1,268	$ 180,155

		3,950,227

New Zealand - 0.2%
Auckland International Airport Ltd.	6,709	37,322
Fisher & Paykel Healthcare Corp. Ltd.	3,021	45,069
Mercury Ltd.	3,871	16,151
Meridian Energy Ltd.	6,800	23,814
Spark New Zealand Ltd.	8,933	29,251
Xero Ltd. (A)	719	55,023

		206,630

Norway - 0.7%
Adevinta ASA (A)	1,770	19,582
Aker BP ASA	1,603	46,623
DNB Bank ASA	4,741	100,794
Equinor ASA	4,601	145,888
Gjensidige Forsikring ASA	1,033	19,064
Kongsberg Gruppen ASA	414	18,964
Mowi ASA	2,355	42,186
Norsk Hydro ASA	6,727	45,289
Orkla ASA	3,304	25,639
Salmar ASA	344	19,272
Telenor ASA	3,317	38,068
Yara International ASA	788	28,015

		549,384

Portugal - 0.2%
EDP - Energias de Portugal SA	15,626	78,575
Galp Energia SGPS SA	2,171	31,972
Jeronimo Martins SGPS SA	1,477	37,567

		148,114

Singapore - 1.4%
CapitaLand Ascendas, REIT	18,803	43,170
CapitaLand Integrated Commercial Trust, REIT	27,252	42,538
Capitaland Investment Ltd.	13,294	31,831
City Developments Ltd.	2,300	11,589
DBS Group Holdings Ltd.	9,146	231,535
Genting Singapore Ltd.	29,200	22,125
Grab Holdings Ltd., Class A (A)	9,800	33,026
Jardine Cycle & Carriage Ltd.	500	11,275
Keppel Corp. Ltd.	7,500	40,178
Mapletree Logistics Trust, REIT	16,543	21,811
Mapletree Pan Asia Commercial Trust, REIT	11,800	14,037
Oversea-Chinese Banking Corp. Ltd.	17,060	168,047
Sea Ltd., ADR (A)	1,900	76,950
Seatrium Ltd. (A)	225,686	20,179
Sembcorp Industries Ltd.	4,600	18,508
Singapore Airlines Ltd.	7,500	37,280
Singapore Exchange Ltd.	4,100	30,538
Singapore Technologies Engineering Ltd.	8,200	24,170
Singapore Telecommunications Ltd.	40,900	76,547
United Overseas Bank Ltd.	6,400	137,965
UOL Group Ltd.	2,300	10,944
Wilmar International Ltd.	10,000	27,051

		1,131,294

Spain - 2.7%
Acciona SA	114	16,776
ACS Actividades de Construccion y Servicios SA	1,078	47,793

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Aena SME SA (B)	373	$ 67,572
Amadeus IT Group SA	2,275	162,945
Banco Bilbao Vizcaya Argentaria SA	30,386	275,938
Banco Santander SA	82,388	343,754
CaixaBank SA	21,039	86,540
Cellnex Telecom SA (A) (B)	2,859	112,550
Corp. ACCIONA Energias Renovables SA	325	10,075
EDP Renovaveis SA	1,553	31,760
Enagas SA	1,192	20,087
Endesa SA	1,645	33,523
Ferrovial SE	2,606	94,995
Grifols SA (A)	1,427	24,347
Iberdrola SA	30,702	402,316
Industria de Diseno Textil SA	5,559	241,976
Naturgy Energy Group SA	597	17,795
Redeia Corp. SA	2,103	34,615
Repsol SA	6,543	97,151
Telefonica SA	25,025	97,632

		2,220,140

Sweden - 3.1%
Alfa Laval AB	1,448	57,914
Assa Abloy AB, Class B	5,120	147,366
Atlas Copco AB, A Shares	13,692	235,597
Atlas Copco AB, B Shares	7,852	116,308
Beijer Ref AB	1,899	25,399
Boliden AB	1,385	43,187
Epiroc AB, Class A	3,262	65,395
Epiroc AB, Class B	2,029	35,486
EQT AB	1,841	52,021
Essity AB, Class B	3,126	77,483
Evolution AB (B)	930	110,851
Fastighets AB Balder, B Shares (A)	3,367	23,875
Getinge AB, B Shares	1,095	24,351
H&M Hennes & Mauritz AB, B Shares	3,278	57,402
Hexagon AB, B Shares	10,510	126,034
Holmen AB, B Shares	345	14,561
Husqvarna AB, B Shares	1,919	15,788
Industrivarden AB, A Shares	709	23,120
Industrivarden AB, C Shares	762	24,803
Indutrade AB	1,398	36,287
Investment AB Latour, B Shares	814	21,169
Investor AB, B Shares	8,753	202,639
L E Lundbergforetagen AB, B Shares	413	22,448
Lifco AB, B Shares	1,112	27,254
Nibe Industrier AB, B Shares	7,569	53,131
Saab AB, Class B	375	22,591
Sagax AB, Class B	1,046	28,769
Sandvik AB	5,401	116,791
Securitas AB, B Shares	2,645	25,852
Skandinaviska Enskilda Banken AB, Class A	7,970	109,680
Skanska AB, B Shares	1,674	30,265
SKF AB, B Shares	1,737	34,668
Svenska Cellulosa AB SCA, Class B	3,062	45,872
Svenska Handelsbanken AB, A Shares	7,293	79,141
Swedbank AB, A Shares	4,353	87,741
Swedish Orphan Biovitrum AB (A)	1,009	26,710
Tele2 AB, B Shares	2,882	24,728
Telefonaktiebolaget LM Ericsson, B Shares	14,584	91,254

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Telia Co. AB	11,367	$ 28,998
Volvo AB, A Shares	1,079	28,564
Volvo AB, B Shares	7,696	199,686
Volvo Car AB, Class B (A)	2,762	8,916

		2,630,095

Switzerland - 10.4%
ABB Ltd.	8,144	361,181
Adecco Group AG	829	40,679
Alcon, Inc.	2,516	196,362
Avolta AG (A)	465	18,289
Bachem Holding AG	135	10,433
Baloise Holding AG	219	34,319
Banque Cantonale Vaudoise	148	19,093
Barry Callebaut AG	18	30,369
BKW AG	93	16,531
Chocoladefabriken Lindt & Spruengli AG	6	181,262
Cie Financiere Richemont SA, Class A	2,657	365,671
Clariant AG	978	14,442
Coca-Cola HBC AG	1,138	33,435
DSM-Firmenich AG	925	93,946
EMS-Chemie Holding AG	32	25,910
Geberit AG	168	107,665
Givaudan SA	46	190,552
Glencore PLC	53,304	320,763
Helvetia Holding AG	181	24,943
Holcim AG	2,612	205,034
Julius Baer Group Ltd.	1,061	59,481
Kuehne & Nagel International AG	270	93,034
Logitech International SA	827	78,428
Lonza Group AG	380	159,807
Nestle SA	13,354	1,548,242
Novartis AG	10,419	1,051,377
Partners Group Holding AG	116	167,300
Roche Holding AG	3,723	1,085,360
Sandoz Group AG (A)	2,022	65,056
Schindler Holding AG	328	80,461
SGS SA	757	65,291
Siemens Energy AG (A)	2,739	36,285
SIG Group AG	1,433	32,969
Sika AG	768	249,928
Sonova Holding AG	260	84,827
Straumann Holding AG	572	92,222
Swatch Group AG	422	55,016
Swiss Life Holding AG	151	104,850
Swiss Prime Site AG	397	42,412
Swiss Re AG	1,512	169,996
Swisscom AG	131	78,813
Temenos AG	304	28,273
UBS Group AG	16,732	519,238
VAT Group AG (B)	135	67,657
Zurich Insurance Group AG	745	389,397

		8,696,599

United Kingdom - 13.4%
3i Group PLC	4,893	150,994
abrdn PLC	9,429	21,471
Admiral Group PLC	1,325	45,330
Anglo American PLC	6,407	160,933

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Ashtead Group PLC	2,221	$ 154,629
Associated British Foods PLC	1,691	51,019
AstraZeneca PLC	7,878	1,064,420
Auto Trader Group PLC (B)	4,647	42,731
Aviva PLC	14,055	77,877
BAE Systems PLC	15,360	217,421
Barclays PLC	77,145	151,216
Barratt Developments PLC	4,981	35,720
Berkeley Group Holdings PLC	513	30,655
BP PLC	86,816	515,842
British American Tobacco PLC	10,817	316,501
BT Group PLC	33,294	52,454
Bunzl PLC	1,680	68,311
Burberry Group PLC	1,804	32,560
Centrica PLC	28,376	50,872
Coca-Cola Europacific Partners PLC	1,047	69,877
Compass Group PLC	8,735	238,937
Croda International PLC	720	46,346
Diageo PLC	11,439	416,425
Endeavour Mining PLC	871	19,507
Entain PLC	3,096	39,234
GSK PLC	20,842	385,264
Haleon PLC	28,339	116,187
Halma PLC	1,927	56,101
Hargreaves Lansdown PLC	1,738	16,261
HSBC Holdings PLC	99,070	802,507
Imperial Brands PLC	4,326	99,613
Informa PLC	6,913	68,837
InterContinental Hotels Group PLC	849	76,726
Intertek Group PLC	820	44,380
J Sainsbury PLC	8,635	33,306
JD Sports Fashion PLC	13,869	29,337
Kingfisher PLC	9,457	29,328
Land Securities Group PLC, REIT	3,597	32,314
Legal & General Group PLC	30,568	97,837
Lloyds Banking Group PLC	324,082	197,086
London Stock Exchange Group PLC	2,122	250,844
M&G PLC	11,813	33,488
Melrose Industries PLC	6,776	49,006
Mondi PLC	2,504	49,073
National Grid PLC	18,791	253,412
NatWest Group PLC	29,471	82,418
Next PLC	609	63,017
Ocado Group PLC (A)	3,115	30,113
Pearson PLC	3,314	40,730
Persimmon PLC	1,576	27,903
Phoenix Group Holdings PLC	4,054	27,656
Reckitt Benckiser Group PLC	3,656	252,579
RELX PLC	9,617	381,233
Rentokil Initial PLC	12,678	71,233
Rio Tinto PLC	5,730	426,685
Rolls-Royce Holdings PLC (A)	42,959	164,109
Sage Group PLC	5,114	76,430
Schroders PLC	4,010	21,974
Segro PLC, REIT	5,763	65,113
Severn Trent PLC	1,356	44,576
Shell PLC	33,634	1,102,443
Smith & Nephew PLC	4,337	59,621

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Smiths Group PLC	1,802	$ 40,506
Spirax-Sarco Engineering PLC	370	49,544
SSE PLC	5,513	130,424
St. James’s Place PLC	2,911	25,365
Standard Chartered PLC	11,736	99,719
Taylor Wimpey PLC	18,153	34,025
Tesco PLC	35,975	133,210
Unilever PLC	12,716	615,921
United Utilities Group PLC	3,464	46,781
Vodafone Group PLC	116,265	101,604
Whitbread PLC	949	44,225
Wise PLC, Class A (A)	3,204	35,694
WPP PLC	5,386	51,695

		11,138,735

Total Common Stocks (Cost $71,080,043)		81,685,527

PREFERRED STOCKS - 0.4%
Germany - 0.4%
Bayerische Motoren Werke AG, 9.48% (D)	312	30,982
Dr. Ing. h.c. F. Porsche AG, 1.26% (B) (D)	565	49,836
Henkel AG & Co. KGaA, 2.54% (D)	870	69,978

	Shares	Value

PREFERRED STOCKS (continued)
Germany (continued)
Porsche Automobil Holding SE, 5.54% (D)	770	$ 39,374
Sartorius AG, 0.43% (D)	133	48,922
Volkswagen AG, 7.84% (D)	1,054	130,086

Total Preferred Stocks (Cost $434,193)		369,178

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 2.50% (D), dated 12/29/2023, to be repurchased at $936,847 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $955,396.	$936,586	936,586

Total Repurchase Agreement (Cost $936,586)		936,586

Total Investments (Cost $72,450,822)		82,991,291
Net Other Assets (Liabilities) - 0.5%		396,687

Net Assets - 100.0%		$83,387,978

FUTURE CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	11	03/15/2024	$1,198,928	$1,238,820	$39,892	$—

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.7%	$8,082,045
Pharmaceuticals	8.9	7,426,876
Insurance	5.0	4,123,770
Oil, Gas & Consumable Fuels	4.2	3,511,011
Semiconductors & Semiconductor Equipment	3.8	3,158,553
Metals & Mining	3.4	2,805,150
Automobiles	3.4	2,789,900
Chemicals	3.2	2,650,914
Food Products	3.0	2,489,723
Machinery	3.0	2,461,664
Textiles, Apparel & Luxury Goods	2.9	2,418,849
Capital Markets	2.9	2,400,325
Health Care Equipment & Supplies	2.0	1,701,180
Personal Care Products	1.9	1,591,623
Electrical Equipment	1.9	1,561,679
Aerospace & Defense	1.9	1,553,528
Trading Companies & Distributors	1.9	1,541,974
Electric Utilities	1.8	1,534,756
Beverages	1.8	1,514,526

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Software	1.8%		$1,463,538
Hotels, Restaurants & Leisure	1.8		1,462,188
Diversified Telecommunication Services	1.7		1,403,872
Professional Services	1.7		1,394,097
Industrial Conglomerates	1.6		1,363,964
Electronic Equipment, Instruments & Components	1.4		1,199,284
Consumer Staples Distribution & Retail	1.2		1,006,361
Household Durables	1.2		992,414
Financial Services	1.1		895,543
Real Estate Management & Development	1.1		889,443
Building Products	1.0		835,625
Wireless Telecommunication Services	0.9		781,155
Construction & Engineering	0.9		775,343
Biotechnology	0.9		751,170
Multi-Utilities	0.9		749,510
Specialty Retail	0.9		716,220
IT Services	0.8		675,894
Entertainment	0.8		626,676
Broadline Retail	0.7		607,644
Construction Materials	0.7		603,438
Tobacco	0.7		573,805
Automobile Components	0.6		521,286
Household Products	0.6		511,017
Ground Transportation	0.6		493,931
Air Freight & Logistics	0.6		481,572
Technology Hardware, Storage & Peripherals	0.5		380,222
Industrial REITs	0.4		353,109
Life Sciences Tools & Services	0.4		351,859
Marine Transportation	0.4		333,820
Commercial Services & Supplies	0.4		320,317
Transportation Infrastructure	0.4		307,392
Retail REITs	0.4		305,517
Media	0.4		292,007
Paper & Forest Products	0.3		271,085
Gas Utilities	0.3		256,046
Interactive Media & Services	0.3		244,315
Health Care Providers & Services	0.3		232,110
Diversified REITs	0.3		212,172
Independent Power & Renewable Electricity Producers	0.3		210,714
Communications Equipment	0.2		183,215
Leisure Products	0.2		138,251
Office REITs	0.1		119,221
Passenger Airlines	0.1		112,483
Water Utilities	0.1		91,357
Containers & Packaging	0.1		85,293
Diversified Consumer Services	0.1		59,730
Energy Equipment & Services	0.1		43,263
Health Care Technology	0.0	(C)	38,056
Distributors	0.0	(C)	20,115

Investments	98.9		82,054,705
Short-Term Investments	1.1		936,586

Total Investments	100.0%		$82,991,291

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$524,762	$81,160,765	$—	$81,685,527
Preferred Stocks	—	369,178	—	369,178
Repurchase Agreement	—	936,586	—	936,586

Total Investments	$524,762	$82,466,529	$—	$82,991,291

Other Financial Instruments
Futures Contracts (F)	$39,892	$—	$—	$39,892

Total Other Financial Instruments	$39,892	$—	$—	$39,892

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $1,136,369, representing 1.4% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
J-REIT	Japan-Real Estate Investment Trust
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $71,514,236)	$82,054,705
Repurchase agreement, at value (cost $936,586)	936,586
Cash collateral pledged at broker for:
Futures contracts	42,576
Foreign currency, at value (cost $147,527)	149,382
Receivables and other assets:
Investments sold	13,106
Shares of beneficial interest sold	9,866
Dividends	62,377
Interest	195
Tax reclaims	220,507
Variation margin receivable on futures contracts	740
Other assets	34,000
Total assets	83,524,040

Liabilities:
Payables and other liabilities:
Investments purchased	10,606
Shares of beneficial interest redeemed	10,929
Investment management fees	52,700
Distribution and service fees	14,731
Transfer agent costs	89
Trustee and CCO fees	21
Audit and tax fees	20,262
Custody fees	20,407
Legal fees	776
Printing and shareholder reports fees	529
Other accrued expenses	5,012
Total liabilities	136,062
Net assets	$83,387,978

Net assets consist of:
Capital stock ($0.01 par value)	$66,368
Additional paid-in capital	72,665,672
Total distributable earnings (accumulated losses)	10,655,938
Net assets	$83,387,978

Net assets by class:
Initial Class	$11,862,200
Service Class	71,525,778
Shares outstanding:
Initial Class	939,563
Service Class	5,697,189
Net asset value and offering price per share:
Initial Class	$12.63
Service Class	12.55

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$2,382,754
Interest income	40,157
Withholding taxes on foreign income	(223,453)
Total investment income	2,199,458

Expenses:
Investment management fees	81,357
Distribution and service fees:
Service Class	162,854
Transfer agency costs
Initial Class	105
Service Class	776
Trustee and CCO fees	3,418
Audit and tax fees	52,052
Custody fees	87,648
Legal fees	6,326
Printing and shareholder reports fees	7,187
Filing fees	10,764
Other	13,396
Total expenses before waiver and/or reimbursement and recapture	425,883
Expenses waived and/or reimbursed:
Initial Class	(22,700)
Service Class	(159,222)
Recapture of previously waived and/or reimbursed fees:
Initial Class	7,172
Service Class	44,676
Net expenses	295,809

Net investment income (loss)	1,903,649

Net realized gain (loss) on:
Investments	(423,338)
Futures contracts	59,073
Foreign currency transactions	(8,885)
Net realized gain (loss)	(373,150)

Net change in unrealized appreciation (depreciation) on:
Investments	10,357,464
Futures contracts	48,429
Translation of assets and liabilities denominated in foreign currencies	15,193
Net change in unrealized appreciation (depreciation)	10,421,086
Net realized and change in unrealized gain (loss)	10,047,936
Net increase (decrease) in net assets resulting from operations	$11,951,585

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$1,903,649	$1,916,391
Net realized gain (loss)	(373,150)	(610,104)
Net change in unrealized appreciation (depreciation)	10,421,086	(12,904,454)
Net increase (decrease) in net assets resulting from operations	11,951,585	(11,598,167)

Dividends and/or distributions to shareholders:
Initial Class	(229,190)	(239,445)
Service Class	(1,514,516)	(1,781,368)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,743,706)	(2,020,813)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,903,876	1,737,524
Service Class	11,643,185	5,491,344
	15,547,061	7,228,868
Dividends and/or distributions reinvested:
Initial Class	229,190	239,445
Service Class	1,514,516	1,781,368
	1,743,706	2,020,813
Cost of shares redeemed:
Initial Class	(832,353)	(1,539,833)
Service Class	(10,195,392)	(5,878,359)
	(11,027,745)	(7,418,192)
Net increase (decrease) in net assets resulting from capital share transactions	6,263,022	1,831,489
Net increase (decrease) in net assets	16,470,901	(11,787,491)

Net assets:
Beginning of year	66,917,077	78,704,568
End of year	$83,387,978	$66,917,077

Capital share transactions - shares:
Shares issued:
Initial Class	324,877	150,051
Service Class	974,596	473,675
	1,299,473	623,726
Shares reinvested:
Initial Class	19,292	22,696
Service Class	128,132	169,654
	147,424	192,350
Shares redeemed:
Initial Class	(69,878)	(133,059)
Service Class	(861,431)	(531,214)
	(931,309)	(664,273)
Net increase (decrease) in shares outstanding:
Initial Class	274,291	39,688
Service Class	241,297	112,115
	515,588	151,803

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$10.98	$13.25	$12.10	$11.40	$9.53

Investment operations:
Net investment income (loss) (A)	0.33	0.34	0.35	0.24	0.30
Net realized and unrealized gain (loss)	1.62	(2.25)	1.01	0.65	1.72
Total investment operations	1.95	(1.91)	1.36	0.89	2.02

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.36)	(0.21)	(0.18)	(0.15)
Net realized gains	—	—	—	(0.01)	—
Total dividends and/or distributions to shareholders	(0.30)	(0.36)	(0.21)	(0.19)	(0.15)

Net asset value, end of year	$12.63	$10.98	$13.25	$12.10	$11.40

Total return	17.92%	(14.28)%	11.26%	8.12%	21.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,862	$7,307	$8,288	$6,492	$3,937
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.36%	0.50%	0.34%	0.57%	0.59%
Including waiver and/or reimbursement and recapture	0.18%	0.18%	0.18%	0.18%	0.18%
Net investment income (loss) to average net assets	2.75%	3.04%	2.67%	2.29%	2.85%
Portfolio turnover rate	6%	4%	3%	3%	5%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$10.93	$13.18	$12.04	$11.37	$9.51

Investment operations:
Net investment income (loss) (A)	0.30	0.31	0.31	0.21	0.28
Net realized and unrealized gain (loss)	1.59	(2.23)	1.02	0.64	1.71
Total investment operations	1.89	(1.92)	1.33	0.85	1.99

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.33)	(0.19)	(0.17)	(0.13)
Net realized gains	—	—	—	(0.01)	—
Total dividends and/or distributions to shareholders	(0.27)	(0.33)	(0.19)	(0.18)	(0.13)

Net asset value, end of year	$12.55	$10.93	$13.18	$12.04	$11.37

Total return	17.46%	(14.45)%	10.95%	7.81%	21.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$71,526	$59,610	$70,417	$59,190	$42,262
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%	0.75%	0.59%	0.82%	0.84%
Including waiver and/or reimbursement and recapture	0.43%	0.43%	0.43%	0.43%	0.43%
Net investment income (loss) to average net assets	2.55%	2.77%	2.41%	2.01%	2.62%
Portfolio turnover rate	6%	4%	3%	3%	5%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MSCI EAFE Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$39,892	$—	$—	$39,892
Total	$—	$—	$39,892	$—	$—	$39,892

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$59,073	$—	$—	$59,073
Total	$—	$—	$59,073	$—	$—	$59,073

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$48,429	$—	$—	$48,429
Total	$—	$—	$48,429	$—	$—	$48,429

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – long	$1,222,542

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Index fund risk: While the Portfolio seeks to track the performance of the MSCI EAFE Index (i.e., achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The Portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of the index.

Passive strategy/index risk: The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Portfolio.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM at an annual rate of 0.11% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.18%	May 1, 2024
Service Class	0.43	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2023, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
	2021	2022	2023	Total
Initial Class	$5,073	$24,890	$22,700	$52,663
Service Class	63,261	202,553	159,222	425,036

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 9,964,246	$ —	$ 4,145,028	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, passive foreign investment companies and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 73,277,179	$ 15,135,612	$ (5,421,500)	$ 9,714,112

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 262,940	$ 1,005,372

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,743,706	$ —	$ —	$ 2,020,813	$ —	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,198,158	$ —	$ (1,268,312)	$ —	$ —	$ 9,726,092

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica MSCI EAFE Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica MSCI EAFE Index VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica MSCI EAFE Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,086,914	$ 222,005

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

Fixed income markets experienced persistently elevated volatility in 2023 amidst an aggressive monetary tightening campaign by the U.S. Federal Reserve (the “Fed”) and stubbornly high, albeit declining, inflation. Notably, while the benchmark 10-year U.S. Treasury yield traversed a wide range during the year, it finished 2023 nearly unchanged at 3.88%. The cumulative impact of the Fed’s rate hiking campaign, which saw policy rates increase to a range of 5.25% to 5.50%, has supported a reduction in inflation.

After peaking at a 9.0% year-over-year rate in June 2022, the consumer price index registered a milder 3.1% increase in November 2023 from one year earlier. Economic activity surpassed expectations in 2023, exemplified by annualized real gross domestic product growth of 4.9% in the third quarter 2023, the strongest quarter since the fourth quarter 2021.

Fixed income supply and demand factors stood out as being exceptionally supportive of total and excess returns during the year. Elevated interest rates across the fixed income landscape enticed demand from a wide range of investors, keeping credit spreads anchored. Investment grade corporate issuance finished 2023 roughly in line with 2022 supply, but the rise in long-term yields incentivized less long-dated supply, which was supportive for credit. Market fundamentals remained robust in 2023 as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain areas, both remained benign from a historical perspective.

J.P. Morgan Investment Management Inc.

Large cap U.S. equity markets, as represented by the S&P 500® Index, ended 2023 strong, returning over 26% for the fiscal year ended December 31, 2023. Information technology and communication services were the best performing sectors, while utilities and energy were the only sectors which closed 2023 with negative returns.

The U.S. equity markets ended 2023 strong despite a regional banking crisis and the U.S. Federal Reserve (the “Fed”) hiking interest rates to 5.25%-5.50%, the highest level in more than two decades, to curb record high inflation. The annual rate of change in the Consumer Price Index peaked in January 2023, and trended downwards through November 2023. Meanwhile, third quarter gross domestic product was a bright spot, rising to 4.9% annualized; the increase was primarily driven by an increase in consumer spending and inventory investment. The labor market experienced some weakness as the unemployment rate went up to 3.7% in November 2023. Business spending held up better than expected despite tighter lending standards, supported by increased spending on intellectual property with greater emphasis on integrating artificial intelligence (“AI”) capabilities. Finally, earnings forecasts for 2024 witnessed an uptick towards the end of the year as recession fears subsided.

Large cap stocks as represented by the S&P 500® Index outperformed the small cap Russell 2000® Index during the fiscal year ended December 31, 2023, returning +26.29% versus +16.93%, respectively. Value investments underperformed growth investments by a wide margin, as the Russell 3000® Value Index returned +11.66% and the Russell 3000® Growth Index returned +41.21% during the year.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Multi-Managed Balanced VP, Initial Class returned 18.73%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Bloomberg US Aggregate Bond Index, returned 26.29% and 5.53%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Transamerica Multi-Managed Balanced VP’s (the “Portfolio”) overweight to risk-based assets benefited returns as compared to the Bloomberg US Aggregate Bond Index given the additional yield generated by these securities. The positive impact on price due to credit spread narrowing also contributed to relative returns, while duration and curve positioning modestly detracted.

The largest sector contributors to relative returns included selection within, and an overweight allocation to, investment grade corporate credit. The underweight allocation to government securities was also a notable contributor; however, selection within government securities was the largest detractor. An off-index allocation to high yield corporate credit and selection within commercial mortgage-backed securities (“CMBS”) also modestly detracted.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

Within corporate credit, security selection in banking and consumer cyclicals and an overweight allocation to technology contributed the most to relative returns. Modest detractors included selection in finance companies and technology, along with an underweight allocation to electric utilities.

Although overall credit risk remained relatively stable in the Portfolio over the fiscal year, the sub-adviser modified sector allocations to position for an expected shallow recession. Allocations to CMBS collateralized by retail and office properties were reduced over the fiscal year given expectations for continued pressure on commercial real estate, and the modest exposure to high yield corporate credit was pared down as the sub-adviser anticipated tightening financial conditions to pose a greater headwind to lower-rated companies.

Overall exposure to investment grade corporate credit rose slightly with a focus on increasing exposure to single A rated credits believed to be well-positioned for a modest economic downturn. The sub-adviser also added to agency residential mortgage-backed exposure as valuations became more attractive in the sector.

The Portfolio’s slight duration underweight relative to the benchmark was reduced over the fiscal year given attractive yield levels and slowing growth expectations.

J.P. Morgan Investment Management Inc.

Stock selection in the media and retail sectors contributed to performance in the fiscal year, while stock selection in the industrial cyclical and technology sectors detracted from performance.

On the positive side, within pharma/medical technology, an underweight to Pfizer, Inc. contributed to performance in the fiscal year. The stock underperformed in 2023 as revenue deferrals and reversals adversely impacted company guidance. Additionally, within media, an underweight to Walt Disney Co. served as a contributor to performance in the year. Walt Disney Co. has been facing challenges similar to many other traditional media peers. Linear declines have been accelerating while “Direct-to-Consumer” remains an area of significant investment. Subscriber growth has been a challenge for the business and domestic parks have also seen weakness during the year.

On the negative side, within technology, an overweight to Texas Instruments Inc. underperformed in the fiscal year and detracted from performance as investors scrutinized the near/medium-term margin impact of Texas Instruments Inc.’s well-publicized fabrication investments across several sites. In addition, the current rolling inventory correction has weighed on broader chip market fundamentals. Texas Instruments Inc.’s relatively lower reliance on distribution and foundry compared to select analog competitors, however, could be advantageous for the company as it navigates the ongoing inventory correction. Additionally, within technology, an underweight to Broadcom, Inc. hurt relative Portfolio performance. The stock outperformed in 2023, benefiting from investor enthusiasm around Broadcom, Inc.’s VMware acquisition along with steady execution and accelerating AI infrastructure demand.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	18.73%	10.42%	8.02%	05/01/2002
S&P 500® Index (A)	26.29%	15.69%	12.03%
Bloomberg US Aggregate Bond Index (B)	5.53%	1.10%	1.81%
Service Class	18.44%	10.16%	7.75%	05/01/2003

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the Portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,064.40	$3.33	$1,022.00	$3.26	0.64%
Service Class	1,000.00	1,063.50	4.63	1,020.70	4.53	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	61.1%
Corporate Debt Securities	13.3
U.S. Government Agency Obligations	10.0
U.S. Government Obligations	9.6
Commercial Paper	7.9
Mortgage-Backed Securities	2.2
Asset-Backed Securities	2.2
Repurchase Agreement	0.8
Short-Term U.S. Government Obligations	0.4
Other Investment Company	0.4
Foreign Government Obligations	0.3
Preferred Stock	0.1
Municipal Government Obligation	0.0 *
Net Other Assets (Liabilities) ^	(8.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 61.1%
Aerospace & Defense - 0.8%
Howmet Aerospace, Inc.	56,741	$3,070,823
RTX Corp.	73,996	6,226,023
Textron, Inc.	45,830	3,685,649

		12,982,495

Air Freight & Logistics - 0.7%
FedEx Corp.	10,848	2,744,218
United Parcel Service, Inc., Class B	46,981	7,386,823

		10,131,041

Automobile Components - 0.1%
Aptiv PLC (A)	20,703	1,857,473
BorgWarner, Inc.	5,283	189,396

		2,046,869

Automobiles - 0.9%
Tesla, Inc. (A)	58,489	14,533,347

Banks - 2.1%
Bank of America Corp.	324,397	10,922,447
Fifth Third Bancorp	81,211	2,800,967
Truist Financial Corp.	135,173	4,990,587
US Bancorp	121,120	5,242,074
Wells Fargo & Co.	155,779	7,667,442

		31,623,517

Beverages - 1.2%
Coca-Cola Co.	146,933	8,658,762
Constellation Brands, Inc., Class A	3,299	797,533
Monster Beverage Corp. (A)	20,446	1,177,894
PepsiCo, Inc.	48,142	8,176,437

		18,810,626

Biotechnology - 1.8%
AbbVie, Inc.	73,545	11,397,269
Biogen, Inc. (A)	11,377	2,944,026
BioMarin Pharmaceutical, Inc. (A)	9,011	868,841
Neurocrine Biosciences, Inc. (A)	4,972	655,111
Regeneron Pharmaceuticals, Inc. (A)	6,518	5,724,694
Sarepta Therapeutics, Inc. (A)	3,470	334,612
Vertex Pharmaceuticals, Inc. (A)	14,390	5,855,147

		27,779,700

Broadline Retail - 2.5%
Amazon.com, Inc. (A)	248,421	37,745,087

Building Products - 0.6%
Masco Corp.	36,024	2,412,888
Trane Technologies PLC	28,217	6,882,126

		9,295,014

Capital Markets - 1.7%
Blackstone, Inc.	6,854	897,326
Charles Schwab Corp.	58,463	4,022,254
CME Group, Inc.	16,793	3,536,606
Goldman Sachs Group, Inc.	8,950	3,452,642
Intercontinental Exchange, Inc.	39,350	5,053,720
Morgan Stanley	56,949	5,310,494
S&P Global, Inc.	8,328	3,668,651

		25,941,693

Chemicals - 1.3%
Air Products & Chemicals, Inc.	9,153	2,506,091
Dow, Inc.	79,573	4,363,783

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Eastman Chemical Co.	26,811	$ 2,408,164
Linde PLC	16,238	6,669,109
LyondellBasell Industries NV, Class A	23,058	2,192,355
PPG Industries, Inc.	12,685	1,897,042

		20,036,544

Commercial Services & Supplies - 0.1%
Cintas Corp.	1,626	979,925

Communications Equipment - 0.1%
Motorola Solutions, Inc.	5,332	1,669,396

Consumer Finance - 0.1%
American Express Co.	4,131	773,902

Consumer Staples Distribution & Retail - 1.3%
Costco Wholesale Corp.	13,776	9,093,262
Dollar Tree, Inc. (A)	8,520	1,210,266
Target Corp.	29,800	4,244,116
Walmart, Inc.	31,603	4,982,213

		19,529,857

Distributors - 0.1%
LKQ Corp.	16,256	776,874

Electric Utilities - 1.2%
Constellation Energy Corp.	10,383	1,213,669
NextEra Energy, Inc.	92,297	5,606,120
PG&E Corp.	296,761	5,350,601
Southern Co.	86,762	6,083,751

		18,254,141

Electrical Equipment - 0.4%
Eaton Corp. PLC	25,177	6,063,125

Electronic Equipment, Instruments & Components - 0.2%
Corning, Inc.	29,364	894,134
Keysight Technologies, Inc. (A)	15,364	2,444,259

		3,338,393

Energy Equipment & Services - 0.1%
Baker Hughes Co.	33,654	1,150,294

Entertainment - 0.3%
Netflix, Inc. (A)	9,242	4,499,745
Warner Bros Discovery, Inc. (A)	64,770	737,083

		5,236,828

Financial Services - 2.9%
Berkshire Hathaway, Inc., Class B (A)	34,907	12,449,931
Block, Inc. (A)	6,170	477,249
Fiserv, Inc. (A)	10,300	1,368,252
FleetCor Technologies, Inc. (A)	12,824	3,624,191
Mastercard, Inc., Class A	34,598	14,756,393
Visa, Inc., Class A	44,273	11,526,475

		44,202,491

Food Products - 0.5%
Mondelez International, Inc., Class A	96,017	6,954,511

Ground Transportation - 0.7%
CSX Corp.	55,270	1,916,211
Norfolk Southern Corp.	10,344	2,445,115
Uber Technologies, Inc. (A)	56,736	3,493,235
Union Pacific Corp.	11,121	2,731,540

		10,586,101

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 1.4%
Baxter International, Inc.	36,386	$ 1,406,683
Becton Dickinson & Co.	6,577	1,603,670
Boston Scientific Corp. (A)	115,914	6,700,988
Dexcom, Inc. (A)	8,981	1,114,452
Intuitive Surgical, Inc. (A)	5,662	1,910,132
Medtronic PLC	61,515	5,067,606
Stryker Corp.	14,650	4,387,089

		22,190,620

Health Care Providers & Services - 1.7%
Centene Corp. (A)	37,440	2,778,422
CVS Health Corp.	17,343	1,369,403
Elevance Health, Inc.	8,722	4,112,946
Humana, Inc.	4,749	2,174,140
McKesson Corp.	3,068	1,420,423
UnitedHealth Group, Inc.	28,057	14,771,169

		26,626,503

Health Care REITs - 0.3%
Ventas, Inc.	64,942	3,236,709
Welltower, Inc.	12,430	1,120,813

		4,357,522

Hotels, Restaurants & Leisure - 1.7%
Booking Holdings, Inc. (A)	1,897	6,729,077
Chipotle Mexican Grill, Inc. (A)	2,398	5,484,130
Expedia Group, Inc. (A)	25,732	3,905,860
Marriott International, Inc., Class A	12,157	2,741,525
Royal Caribbean Cruises Ltd. (A)	22,166	2,870,275
Yum! Brands, Inc.	30,851	4,030,992

		25,761,859

Household Durables - 0.2%
Lennar Corp., Class A	8,782	1,308,869
Toll Brothers, Inc.	11,008	1,131,513

		2,440,382

Household Products - 0.5%
Church & Dwight Co., Inc.	26,924	2,545,934
Procter & Gamble Co.	34,171	5,007,418

		7,553,352

Industrial Conglomerates - 0.7%
Honeywell International, Inc.	47,896	10,044,270

Industrial REITs - 0.5%
Prologis, Inc.	53,680	7,155,544

Insurance - 1.4%
Aflac, Inc.	28,245	2,330,212
Chubb Ltd.	13,362	3,019,812
Globe Life, Inc.	18,512	2,253,281
MetLife, Inc.	30,861	2,040,838
Progressive Corp.	35,317	5,625,292
Travelers Cos., Inc.	28,955	5,515,638

		20,785,073

Interactive Media & Services - 3.6%
Alphabet, Inc., Class A (A)	138,237	19,310,327
Alphabet, Inc., Class C (A)	96,999	13,670,069
Meta Platforms, Inc., Class A (A)	62,175	22,007,463

		54,987,859

	Shares	Value
COMMON STOCKS (continued)
IT Services - 0.8%
Accenture PLC, Class A	22,270	$ 7,814,766
Cognizant Technology Solutions Corp., Class A	56,317	4,253,623

		12,068,389

Life Sciences Tools & Services - 0.8%
Danaher Corp.	25,545	5,909,580
Thermo Fisher Scientific, Inc.	11,807	6,267,038

		12,176,618

Machinery - 1.0%
Deere & Co.	19,963	7,982,605
Dover Corp.	13,997	2,152,878
Ingersoll Rand, Inc.	9,890	764,893
Otis Worldwide Corp.	54,855	4,907,877

		15,808,253

Media - 0.8%
Charter Communications, Inc., Class A (A)	9,289	3,610,448
Comcast Corp., Class A	179,712	7,880,371
Liberty Media Corp. - Liberty SiriusXM, Class A (A)	16,770	481,970

		11,972,789

Metals & Mining - 0.1%
Nucor Corp.	8,494	1,478,296

Multi-Utilities - 0.3%
DTE Energy Co.	4,220	465,297
Public Service Enterprise Group, Inc.	57,908	3,541,074

		4,006,371

Oil, Gas & Consumable Fuels - 2.3%
Chevron Corp.	26,033	3,883,082
ConocoPhillips	54,761	6,356,109
Diamondback Energy, Inc.	24,852	3,854,048
EOG Resources, Inc.	52,431	6,341,530
Exxon Mobil Corp.	144,090	14,406,118
Marathon Oil Corp.	26,654	643,961

		35,484,848

Passenger Airlines - 0.1%
Delta Air Lines, Inc.	33,727	1,356,837

Personal Care Products - 0.2%
Kenvue, Inc.	116,746	2,513,541

Pharmaceuticals - 1.9%
Bristol-Myers Squibb Co.	130,211	6,681,126
Eli Lilly & Co.	17,008	9,914,303
Johnson & Johnson	45,958	7,203,457
Merck & Co., Inc.	45,634	4,975,019

		28,773,905

Professional Services - 0.1%
Leidos Holdings, Inc.	19,997	2,164,475

Residential REITs - 0.2%
Equity LifeStyle Properties, Inc.	23,290	1,642,877
Sun Communities, Inc.	8,268	1,105,018
UDR, Inc.	21,253	813,777

		3,561,672

Semiconductors & Semiconductor Equipment - 5.4%
Advanced Micro Devices, Inc. (A)	56,190	8,282,968
Analog Devices, Inc.	36,710	7,289,137

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.	4,069	$ 4,542,021
Lam Research Corp.	11,414	8,940,130
NVIDIA Corp.	64,077	31,732,212
NXP Semiconductors NV	37,086	8,517,912
Qorvo, Inc. (A)	13,111	1,476,430
Teradyne, Inc.	20,300	2,202,956
Texas Instruments, Inc.	53,084	9,048,699

		82,032,465

Software - 6.5%
Adobe, Inc. (A)	17,260	10,297,316
Cadence Design Systems, Inc. (A)	6,435	1,752,701
Intuit, Inc.	11,458	7,161,594
Microsoft Corp.	188,436	70,859,473
Oracle Corp.	28,059	2,958,260
ServiceNow, Inc. (A)	8,977	6,342,161

		99,371,505

Specialized REITs - 0.4%
Digital Realty Trust, Inc.	25,039	3,369,749
SBA Communications Corp.	12,942	3,283,256

		6,653,005

Specialty Retail - 1.6%
AutoNation, Inc. (A)	9,945	1,493,540
AutoZone, Inc. (A)	2,004	5,181,563
Best Buy Co., Inc.	37,375	2,925,715
Burlington Stores, Inc. (A)	10,068	1,958,025
Lowe’s Cos., Inc.	40,868	9,095,173
O’Reilly Automotive, Inc. (A)	1,278	1,214,202
TJX Cos., Inc.	31,364	2,942,257

		24,810,475

Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	335,379	64,570,519
Seagate Technology Holdings PLC	45,546	3,888,262

		68,458,781

Tobacco - 0.2%
Altria Group, Inc.	24,647	994,260
Philip Morris International, Inc.	25,588	2,407,319

		3,401,579

Trading Companies & Distributors - 0.1%
United Rentals, Inc.	2,970	1,703,057

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc.	9,592	1,537,885

Total Common Stocks (Cost $642,910,974)		931,679,501

PREFERRED STOCK - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month Term SOFR + 6.63%, 12.02% (B)	42,096	1,201,420

Total Preferred Stock (Cost $1,196,867)		1,201,420

	Principal	Value
ASSET-BACKED SECURITIES - 2.2%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (C)	$239,293	$ 237,232
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (C)	305,206	279,411
Avis Budget Rental Car Funding AESOP LLC Series 2023-7A, Class A, 5.90%, 08/21/2028 (C)	1,530,000	1,561,886
BXG Receivables Note Trust Series 2023-A, Class A, 5.77%, 11/15/2038 (C)	1,270,530	1,277,151
Chase Issuance Trust Series 2023-A1, Class A, 5.16%, 09/15/2028	1,350,000	1,371,413
CIFC Funding Ltd.
Series 2013-2A, Class A1L2,
3-Month Term SOFR + 1.26%, 6.66% (B), 10/18/2030 (C)	3,233,265	3,231,871
Series 2017-3A, Class A1,
3-Month Term SOFR + 1.48%, 6.90% (B), 07/20/2030 (C)	2,051,717	2,051,711
First National Master Note Trust Series 2023-2, Class A, 5.77%, 09/15/2029	1,375,000	1,405,931
Ford Credit Auto Owner Trust Series 2019-1, Class A, 3.52%, 07/15/2030 (C)	560,000	559,503
GM Financial Consumer Automobile Receivables Trust Series 2023-1, Class A2A, 5.19%, 03/16/2026	237,435	236,925
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (C)	1,118,029	833,446
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (C)	1,191,383	929,487
Series 2022-1GS, Class A,
2.70%, 01/20/2049 (C)	1,554,144	1,230,179
Hertz Vehicle Financing III LLC Series 2023-3A, Class A, 5.94%, 02/25/2028 (C)	1,215,000	1,237,818
Hilton Grand Vacations Trust Series 2023-1A, Class A, 5.72%, 01/25/2038 (C)	1,053,187	1,070,569
ICG US CLO Ltd. Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.88% (B), 10/20/2034 (C)	2,600,000	2,586,184
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (C)	353,703	352,257
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (C)	1,006,786	875,481
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (C)	19,105	18,980

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW LLC Series 2021-1WA, Class A, 1.14%, 01/22/2041 (C)	$ 253,376	$ 232,778
MVW Owner Trust
Series 2019-1A, Class A,
2.89%, 11/20/2036 (C)	119,062	114,721
Series 2023-1A, Class A,
4.93%, 10/20/2040 (C)	1,041,771	1,036,067
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month Term SOFR + 1.45%, 6.87% (B), 01/20/2031 (C)	1,257,776	1,257,828
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (C)	143,276	139,605
Series 2018-A, Class A,
3.10%, 11/08/2030 (C)	35,215	34,241
Series 2018-A, Class B,
3.35%, 11/08/2030 (C)	28,812	28,003
Series 2019-A, Class A,
3.06%, 04/09/2038 (C)	113,247	109,992
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month Term SOFR + 1.36%, 6.78% (B), 07/20/2030 (C)	1,268,166	1,268,168
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class A,
3.20%, 01/20/2036 (C)	97,014	96,220
Series 2020-2A, Class A,
1.33%, 07/20/2037 (C)	384,804	365,666
Series 2021-1A, Class A,
0.99%, 11/20/2037 (C)	666,526	628,083
Series 2023-1A, Class A,
5.20%, 01/20/2040 (C)	662,035	664,501
Series 2023-2A, Class A,
5.80%, 04/20/2040 (C)	941,610	957,556
Series 2023-3A, Class A,
6.10%, 09/20/2040 (C)	1,876,738	1,923,021
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (C)	2,000,000	1,920,146
Veridian Auto Receivables Trust Series 2023-1A, Class A2, 5.97%, 08/17/2026 (C)	905,134	904,785
Wellfleet CLO Ltd. Series 2016-2A, Class A1R, 3-Month Term SOFR + 1.40%, 6.82% (B), 10/20/2028 (C)	181,198	181,190

Total Asset-Backed Securities (Cost $34,265,239)		33,210,006

CORPORATE DEBT SECURITIES - 13.3%
Aerospace & Defense - 0.3%
Boeing Co.
3.50%, 03/01/2039	2,022,000	1,611,589
5.15%, 05/01/2030	1,069,000	1,089,672
HEICO Corp. 5.35%, 08/01/2033	1,548,000	1,589,972

		4,291,233

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobile Components - 0.0% (D)
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032	$ 769,000	$ 680,740

Automobiles - 0.5%
BMW US Capital LLC 2.80%, 04/11/2026 (C)	1,104,000	1,060,453
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	1,545,000	1,478,939
6.95%, 03/06/2026	650,000	666,200
General Motors Co. 6.25%, 10/02/2043	326,000	333,539
General Motors Financial Co., Inc. 5.00%, 04/09/2027	1,050,000	1,047,738
Nissan Motor Acceptance Co. LLC 7.05%, 09/15/2028 (C)	1,307,000	1,378,683
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (C) (E)	887,000	957,487
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (C)	748,000	660,101

		7,583,140

Banks - 2.2%
Bank of America Corp. Fixed until 04/25/2033, 5.29% (B), 04/25/2034	4,170,000	4,192,018
Barclays PLC Fixed until 11/02/2025, 7.33% (B), 11/02/2026	1,407,000	1,453,580
Citigroup, Inc. Fixed until 05/25/2033, 6.17% (B), 05/25/2034	1,179,000	1,222,183
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (B), 11/26/2025	681,000	669,906
Fixed until 11/10/2032, 7.08% (B), 02/10/2034	1,205,000	1,240,997
Fifth Third Bancorp Fixed until 07/27/2028, 6.34% (B), 07/27/2029	328,000	341,803
Goldman Sachs Group, Inc. Fixed until 10/21/2031, 2.65% (B), 10/21/2032	1,620,000	1,352,170
ING Groep NV Fixed until 09/11/2033, 6.11% (B), 09/11/2034	1,784,000	1,873,666
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (C)	615,000	608,604
Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (C)	2,293,000	2,491,864
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (B), 04/22/2027	1,769,000	1,632,977
Fixed until 06/01/2033, 5.35% (B), 06/01/2034	3,555,000	3,609,234
Morgan Stanley
Fixed until 07/21/2033, 5.42% (B), 07/21/2034	1,083,000	1,101,305
Fixed until 10/18/2032, 6.34% (B), 10/18/2033	1,084,000	1,170,962

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
PNC Financial Services Group, Inc. Fixed until 08/18/2033, 5.94% (B), 08/18/2034	$ 1,117,000	$ 1,163,488
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (B), 01/26/2034	1,160,000	1,127,626
Fixed until 10/28/2032, 6.12% (B), 10/28/2033	669,000	695,557
Fixed until 10/30/2028, 7.16% (B), 10/30/2029	571,000	617,342
UBS Group AG
Fixed until 09/11/2024, 2.59% (B), 09/11/2025 (C)	1,088,000	1,064,438
Fixed until 08/12/2032, 6.54% (B), 08/12/2033 (C)	2,038,000	2,174,779
US Bancorp Fixed until 06/10/2033, 5.84% (B), 06/12/2034	797,000	823,714
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (B), 07/25/2034	1,617,000	1,649,755
Fixed until 06/15/2024 (F), 5.90% (B)	585,000	578,433

		32,856,401

Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	1,226,000	1,133,274
Constellation Brands, Inc.
3.15%, 08/01/2029	581,000	540,426
3.70%, 12/06/2026	276,000	268,992
Diageo Capital PLC 5.50%, 01/24/2033	660,000	703,930

		2,646,622

Biotechnology - 0.2%
Amgen, Inc.
2.80%, 08/15/2041	708,000	516,386
5.60%, 03/02/2043	663,000	687,176
CSL Finance PLC 4.63%, 04/27/2042 (C)	709,000	676,647
Gilead Sciences, Inc. 4.15%, 03/01/2047	285,000	248,940
Royalty Pharma PLC 2.20%, 09/02/2030	937,000	789,469

		2,918,618

Building Products - 0.1%
Carrier Global Corp. 5.90%, 03/15/2034 (C)	603,000	653,749
Lowe’s Cos., Inc. 3.75%, 04/01/2032	1,160,000	1,087,450

		1,741,199

Capital Markets - 0.1%
Charles Schwab Corp. Fixed until 05/19/2033, 5.85% (B), 05/19/2034	1,945,000	2,010,500

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.2%
Celanese US Holdings LLC 6.70%, 11/15/2033	$ 873,000	$ 950,426
FMC Corp. 5.65%, 05/18/2033 (E)	641,000	637,784
Nutrien Ltd. 4.90%, 03/27/2028 (E)	697,000	703,740

		2,291,950

Commercial Services & Supplies - 0.7%
ADT Security Corp. 4.13%, 08/01/2029 (C)	1,193,000	1,097,303
Ashtead Capital, Inc. 5.55%, 05/30/2033 (C)	294,000	291,546
Carlisle Cos., Inc. 3.75%, 12/01/2027	1,047,000	1,003,118
Element Fleet Management Corp. 6.32%, 12/04/2028 (C)	1,774,000	1,833,775
General Electric Co.
4.13%, 10/09/2042	690,000	581,566
4.50%, 03/11/2044	1,148,000	1,067,402
GXO Logistics, Inc. 2.65%, 07/15/2031	2,268,000	1,863,088
Quanta Services, Inc. 2.90%, 10/01/2030	822,000	723,282
Triton Container International Ltd./TAL International Container Corp. 3.25%, 03/15/2032	2,216,000	1,774,086

		10,235,166

Consumer Staples Distribution & Retail - 0.2%
7-Eleven, Inc. 1.80%, 02/10/2031 (C)	1,372,000	1,116,722
Sysco Corp. 3.30%, 07/15/2026	1,250,000	1,207,071

		2,323,793

Containers & Packaging - 0.1%
Sonoco Products Co. 2.25%, 02/01/2027	931,000	857,949

Distributors - 0.0% (D)
LKQ Corp. 6.25%, 06/15/2033	640,000	667,955

Diversified REITs - 0.5%
Broadstone Net Lease LLC 2.60%, 09/15/2031	1,578,000	1,226,010
SBA Tower Trust
1.63%, 05/15/2051 (C)	2,146,000	1,916,931
1.88%, 07/15/2050 (C)	1,309,000	1,214,738
2.84%, 01/15/2050 (C)	3,421,000	3,303,571

		7,661,250

Diversified Telecommunication Services - 0.2%
Sprint Capital Corp. 6.88%, 11/15/2028	175,000	189,500
Verizon Communications, Inc.
1.68%, 10/30/2030	1,337,000	1,103,289
2.99%, 10/30/2056	2,295,000	1,524,223

		2,817,012

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.5%
Appalachian Power Co. 3.40%, 06/01/2025	$ 505,000	$ 493,393
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	104,000	106,377
CMS Energy Corp.
3.88%, 03/01/2024	80,000	79,731
4.88%, 03/01/2044	185,000	176,355
DTE Electric Co. 4.30%, 07/01/2044	1,778,000	1,586,242
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	2,627,000	2,208,103
Duke Energy Progress LLC 3.60%, 09/15/2047	1,265,000	973,917
Entergy Arkansas LLC 3.70%, 06/01/2024	245,000	242,980
Oncor Electric Delivery Co. LLC 5.30%, 06/01/2042	69,000	73,909
Pacific Gas & Electric Co. 2.50%, 02/01/2031	1,026,000	848,051
PacifiCorp 3.60%, 04/01/2024	888,000	883,096
Public Service Electric & Gas Co. 3.00%, 05/15/2025	515,000	502,599

		8,174,753

Electronic Equipment, Instruments & Components - 0.3%
Arrow Electronics, Inc. 2.95%, 02/15/2032	1,241,000	1,050,568
Keysight Technologies, Inc. 4.60%, 04/06/2027	1,026,000	1,022,923
Sensata Technologies BV 4.00%, 04/15/2029 (C)	200,000	185,881
Sensata Technologies, Inc. 4.38%, 02/15/2030 (C)	697,000	646,461
Trimble, Inc. 6.10%, 03/15/2033	985,000	1,053,519

		3,959,352

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (C)	1,677,000	1,629,743

Financial Services - 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	1,562,000	1,534,382
Aviation Capital Group LLC
1.95%, 01/30/2026 (C)	726,000	673,109
5.50%, 12/15/2024 (C)	2,174,000	2,161,780
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (C)	1,713,000	1,652,447
5.50%, 01/15/2026 (C)	682,000	677,796

		6,699,514

Food Products - 0.3%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	1,353,000	1,179,951
Cargill, Inc. 5.13%, 10/11/2032 (C)	725,000	745,628

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
J M Smucker Co. 6.50%, 11/15/2043	$ 592,000	$ 660,900
Viterra Finance BV 4.90%, 04/21/2027 (C)	1,213,000	1,202,552

		3,789,031

Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp.
2.75%, 09/23/2026 (C)	619,000	581,846
5.75%, 12/06/2052 (C)	262,000	282,832
GE HealthCare Technologies, Inc. 5.86%, 03/15/2030	589,000	619,465

		1,484,143

Health Care Providers & Services - 0.6%
Centene Corp.
3.00%, 10/15/2030	1,425,000	1,234,810
3.38%, 02/15/2030	592,000	530,911
Cigna Group 2.40%, 03/15/2030	893,000	783,051
CVS Health Corp.
2.70%, 08/21/2040	1,152,000	824,144
5.25%, 01/30/2031	445,000	456,990
Elevance Health, Inc.
2.25%, 05/15/2030	886,000	768,951
5.13%, 02/15/2053	724,000	725,407
HCA, Inc.
4.13%, 06/15/2029	564,000	539,224
4.63%, 03/15/2052	942,000	804,195
5.25%, 04/15/2025	376,000	375,610
Laboratory Corp. of America Holdings 2.95%, 12/01/2029	736,000	662,746
Molina Healthcare, Inc. 4.38%, 06/15/2028 (C)	525,000	496,744
UnitedHealth Group, Inc. 5.20%, 04/15/2063	1,043,000	1,069,379

		9,272,162

Health Care REITs - 0.1%
Physicians Realty LP 2.63%, 11/01/2031	1,347,000	1,110,224
Ventas Realty LP 3.25%, 10/15/2026	982,000	930,914

		2,041,138

Hotels, Restaurants & Leisure - 0.1%
Hyatt Hotels Corp. 1.80%, 10/01/2024	593,000	575,307
Warnermedia Holdings, Inc. 5.05%, 03/15/2042	1,638,000	1,449,377

		2,024,684

Household Durables - 0.0% (D)
Mohawk Industries, Inc. 5.85%, 09/18/2028	658,000	682,787

Industrial Conglomerates - 0.1%
Veralto Corp. 5.45%, 09/18/2033 (C)	1,002,000	1,039,029

Insurance - 0.5%
Constellation Insurance, Inc. 6.80%, 01/24/2030 (C)	2,287,000	2,168,772

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Equitable Holdings, Inc. 5.59%, 01/11/2033	$ 1,813,000	$ 1,870,187
Global Atlantic Finance Co. 7.95%, 06/15/2033 (C)	1,773,000	1,968,271
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (C)	800,000	800,000
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (B), 10/01/2050	1,377,000	1,189,109

		7,996,339

Interactive Media & Services - 0.3%
Baidu, Inc. 4.38%, 05/14/2024	1,533,000	1,526,546
Meta Platforms, Inc. 4.80%, 05/15/2030	1,052,000	1,078,639
Tencent Holdings Ltd. 3.28%, 04/11/2024 (C)	1,322,000	1,314,005

		3,919,190

Internet & Catalog Retail - 0.0% (D)
Expedia Group, Inc. 2.95%, 03/15/2031	90,000	79,344

Machinery - 0.2%
CNH Industrial Capital LLC 4.55%, 04/10/2028	974,000	961,705
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	1,640,000	1,442,836

		2,404,541

Media - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050	649,000	503,011
Comcast Corp. 2.94%, 11/01/2056	594,000	392,723
NBCUniversal Media LLC 4.45%, 01/15/2043	726,000	664,454
Paramount Global 4.20%, 05/19/2032 (E)	635,000	568,184

		2,128,372

Metals & Mining - 0.3%
Anglo American Capital PLC 4.50%, 03/15/2028 (C)	1,401,000	1,364,384
ArcelorMittal SA 6.55%, 11/29/2027	1,457,000	1,530,952
Glencore Funding LLC 2.63%, 09/23/2031 (C)	1,199,000	1,019,151

		3,914,487

Office REITs - 0.1%
Corporate Office Properties LP 2.25%, 03/15/2026	519,000	484,058
Highwoods Realty LP
4.13%, 03/15/2028	654,000	602,932
7.65%, 02/01/2034	432,000	466,908

		1,553,898

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 1.1%
Boardwalk Pipelines LP 3.40%, 02/15/2031	$ 647,000	$ 579,673
Chevron USA, Inc. 3.25%, 10/15/2029	796,000	756,967
Energy Transfer LP
4.90%, 02/01/2024	605,000	604,335
5.15%, 02/01/2043	734,000	654,731
5.55%, 02/15/2028	619,000	631,433
5.95%, 10/01/2043	680,000	671,317
Enterprise Products Operating LLC 4.25%, 02/15/2048	2,275,000	2,005,875
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	1,190,000	1,188,168
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,967,000	1,981,222
ONEOK, Inc. 6.10%, 11/15/2032	1,442,000	1,535,029
Ovintiv, Inc. 6.25%, 07/15/2033	926,000	958,999
Petroleos Mexicanos
6.50%, 01/23/2029	656,000	578,818
6.84%, 01/23/2030	1,509,000	1,308,451
6.88%, 08/04/2026	400,000	388,205
7.69%, 01/23/2050	166,000	118,036
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	1,050,000	967,813
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	615,000	602,475
Shell International Finance BV
2.50%, 09/12/2026	652,000	620,888
3.75%, 09/12/2046	244,000	203,570
Western Midstream Operating LP 6.15%, 04/01/2033	964,000	1,002,140
Williams Cos., Inc. 5.40%, 03/04/2044	117,000	113,631

		17,471,776

Passenger Airlines - 0.1%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	564,577	514,138
United Airlines Pass-Through Trust 3.75%, 03/03/2028	860,435	819,978

		1,334,116

Personal Care Products - 0.1%
Haleon US Capital LLC 3.38%, 03/24/2027	627,000	603,655
Kenvue, Inc. 5.00%, 03/22/2030	1,570,000	1,622,811

		2,226,466

Pharmaceuticals - 0.3%
AbbVie, Inc. 3.20%, 05/14/2026	666,000	645,311
Bayer US Finance II LLC 4.38%, 12/15/2028 (C)	890,000	846,659
Bristol-Myers Squibb Co. 6.40%, 11/15/2063	195,000	226,894

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Merck & Co., Inc. 5.00%, 05/17/2053	$ 1,230,000	$ 1,269,774
Pfizer Investment Enterprises Pte. Ltd. 5.11%, 05/19/2043	1,029,000	1,028,538
Viatris, Inc. 2.30%, 06/22/2027	510,000	462,799

		4,479,975

Professional Services - 0.1%
Equifax, Inc.
2.60%, 12/01/2024	1,068,000	1,039,819
5.10%, 12/15/2027	1,150,000	1,161,544

		2,201,363

Residential REITs - 0.0% (D)
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	713,000	656,506

Retail REITs - 0.1%
Realty Income Corp. 4.90%, 07/15/2033	1,022,000	1,022,200
Simon Property Group LP 6.25%, 01/15/2034	499,000	543,531

		1,565,731

Semiconductors & Semiconductor Equipment - 0.6%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	1,569,000	1,520,298
Broadcom, Inc. 3.14%, 11/15/2035 (C)	1,239,000	1,019,639
Foundry JV Holdco LLC 5.88%, 01/25/2034 (C)	957,000	984,874
KLA Corp. 3.30%, 03/01/2050	1,214,000	930,510
Microchip Technology, Inc. 0.98%, 09/01/2024	1,044,000	1,011,491
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	563,000	405,488
3.40%, 05/01/2030	432,000	397,584
QUALCOMM, Inc. 3.25%, 05/20/2050 (E)	819,000	639,890
Skyworks Solutions, Inc. 1.80%, 06/01/2026	582,000	539,769
TSMC Global Ltd. 1.38%, 09/28/2030 (C)	2,651,000	2,153,513

		9,603,056

Software - 0.6%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	221,000	199,818
Fiserv, Inc. 5.45%, 03/02/2028	1,000,000	1,030,690
Infor, Inc. 1.75%, 07/15/2025 (C)	1,376,000	1,297,454
Intuit, Inc. 5.50%, 09/15/2053	465,000	508,518
Oracle Corp.
3.65%, 03/25/2041	826,000	659,168
6.90%, 11/09/2052	1,307,000	1,534,580
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (C)	1,203,000	483,131

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software (continued)
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	$ 1,686,000	$ 1,650,199
Workday, Inc. 3.50%, 04/01/2027	1,228,000	1,189,054

		8,552,612

Specialized REITs - 0.3%
American Tower Trust #1 3.65%, 03/15/2048 (C)	775,000	732,663
Extra Space Storage LP 5.90%, 01/15/2031	1,480,000	1,546,787
VICI Properties LP 4.95%, 02/15/2030	1,735,000	1,679,186
Weyerhaeuser Co. 4.00%, 04/15/2030	1,286,000	1,226,489

		5,185,125

Tobacco - 0.2%
BAT Capital Corp. 6.42%, 08/02/2033	1,465,000	1,537,606
Philip Morris International, Inc. 5.63%, 11/17/2029	1,114,000	1,169,413

		2,707,019

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 4.38%, 07/16/2042	250,000	226,216
T-Mobile USA, Inc.
3.50%, 04/15/2031	1,198,000	1,094,429
3.88%, 04/15/2030	1,110,000	1,053,503

		2,374,148

Total Corporate Debt Securities (Cost $212,624,648)		202,733,928

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Brazil - 0.0% (D)
Brazil Government International Bonds 4.25%, 01/07/2025	480,000	473,145

Chile - 0.1%
Chile Government International Bonds 3.50%, 01/25/2050	675,000	512,281

Colombia - 0.0% (D)
Colombia Government International Bonds 3.13%, 04/15/2031	615,000	500,081

Indonesia - 0.1%
Indonesia Government International Bonds 4.75%, 01/08/2026 (C)	1,429,000	1,428,887

Mexico - 0.1%
Mexico Government International Bonds 3.75%, 01/11/2028	1,883,000	1,814,926

Panama - 0.0% (D)
Panama Government International Bonds 3.88%, 03/17/2028	550,000	506,877

Total Foreign Government Obligations (Cost $5,497,890)		5,236,197

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
MORTGAGE-BACKED SECURITIES - 2.2%
BB-UBS Trust Series 2012-TFT, Class A, 2.89%, 06/05/2030 (C)	$ 569,232	$ 501,915
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (B), 11/05/2036 (C)	3,935,000	14,861
CIM Trust Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (C)	2,234,978	1,949,036
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4,
4.02%, 03/11/2047	39,449	39,381
Series 2015-GC27, Class B,
3.77%, 02/10/2048	600,000	569,529
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (B), 09/25/2064 (C)	244,662	235,173
COMM Mortgage Trust
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	956,157	954,483
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (C)	4,500,000	4,274,254
CSMC Trust
Series 2021-RPL2, Class A1A,
1.11% (B), 01/25/2060 (C)	2,125,338	1,746,268
Series 2021-RPL6, Class A1,
2.00% (B), 10/25/2060 (C)	1,595,058	1,415,764
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-RMP1, Class A2, 1-Month Term SOFR + 0.41%, 5.77% (B), 12/25/2036	50,360	45,571
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (C)	2,200,000	2,131,285
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (C)	800,000	765,436
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (C)	65,688	63,702
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class B, 4.08% (B), 08/15/2046	945,000	549,990
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (C)	92,198	85,839
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (C)	92,689	87,455
Series 2014-2A, Class A3,
3.75% (B), 05/25/2054 (C)	339,344	318,578
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (C)	93,809	87,999
Series 2015-2A, Class A1,
3.75% (B), 08/25/2055 (C)	177,863	167,300

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (C)	$ 188,662	$ 178,332
Series 2016-3A, Class A1B,
3.25% (B), 09/25/2056 (C)	313,608	288,316
Series 2016-4A, Class A1,
3.75% (B), 11/25/2056 (C)	427,428	401,820
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (C)	479,013	453,896
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (C)	471,594	446,427
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (C)	720,914	682,350
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (C)	506,189	478,159
Series 2018-1A, Class A1A,
4.00% (B), 12/25/2057 (C)	550,713	523,664
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (C)	308,226	293,865
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (C)	1,204,663	1,119,024
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (C)	1,268,622	1,187,103
OBX Trust Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (C)	1,050,998	1,056,921
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (C)	1,515,000	1,378,650
Towd Point Mortgage Trust
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (C)	55,126	54,752
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (C)	69,323	68,062
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (C)	565,124	541,678
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (C)	469,061	448,933
Series 2018-1, Class A1,
3.00% (B), 01/25/2058 (C)	304,394	295,562
Series 2018-4, Class A1,
3.00% (B), 06/25/2058 (C)	939,075	874,192
Series 2019-1, Class A1,
3.75% (B), 03/25/2058 (C)	1,572,695	1,501,690
Series 2020-4, Class A1,
1.75%, 10/25/2060 (C)	1,565,977	1,377,506
Series 2021-1, Class A1,
2.25% (B), 11/25/2061 (C)	2,118,450	1,941,488
Series 2023-1, Class A1,
3.75%, 01/25/2063 (C)	1,824,692	1,726,244
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (C)	29,028	26,429

Total Mortgage-Backed Securities (Cost $36,815,006)		33,348,882

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (D)
Georgia - 0.0% (D)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	$ 46,000	$ 52,490

Total Municipal Government Obligation (Cost $50,441)		52,490

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.0%
Federal Home Loan Mortgage Corp.
5.00%, 02/01/2024 - 08/01/2035	187,216	189,695
5.50%, 07/01/2037 - 06/01/2041	51,954	53,622
6.00%, 12/01/2037	19,270	20,172
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	4,208,000	3,504,914
2.81%, 01/25/2025	695,619	679,526
2.89%, 06/25/2027	222,634	220,393
3.01%, 07/25/2025	2,842,000	2,763,825
3.06% (B), 08/25/2024	3,088,070	3,040,397
3.30% (B), 11/25/2027	300,000	289,552
3.49%, 01/25/2024	45,260	45,087
Federal National Mortgage Association
3.50%, 07/01/2028 - 01/01/2029	114,843	112,047
1-Year RFUCC Treasury + 1.52%, 3.84% (B), 02/01/2043	20,473	20,343
4.00%, 06/01/2042	47,889	46,692
4.50%, 02/01/2025 - 08/01/2052	2,758,533	2,678,100
5.00%, 04/01/2039 - 04/01/2053	8,674,935	8,609,113
5.50%, 04/01/2037 - 03/01/2053	3,264,877	3,292,082
6.00%, 08/01/2036 - 06/01/2041	679,396	710,153
6.50%, 05/01/2040	52,717	55,090
Government National Mortgage Association REMICS, Interest Only STRIPS Series 2012-120, 0.64% (B), 02/16/2053	284,340	4,466
Tennessee Valley Authority 5.88%, 04/01/2036	1,170,000	1,339,012
Uniform Mortgage-Backed Security, TBA
2.00%, 01/01/2039 - 01/01/2054 (G)	15,294,000	13,052,989
2.50%, 01/01/2039 - 01/01/2054 (G)	33,566,000	28,943,982
3.00%, 01/01/2039 - 01/01/2054 (G)	27,435,000	24,491,213
3.50%, 01/01/2039 - 01/01/2054 (G)	21,597,000	20,005,682
4.00%, 01/01/2054 (G)	11,460,000	10,852,531
4.50%, 01/01/2054 (G)	11,165,000	10,834,848
5.50%, 01/01/2054 (G)	11,860,000	11,920,227
6.00%, 01/01/2054 (G)	4,501,000	4,573,438

Total U.S. Government Agency Obligations (Cost $150,887,604)		152,349,191

U.S. GOVERNMENT OBLIGATIONS - 9.6%
U.S. Treasury - 8.7%
U.S. Treasury Bonds
1.25%, 05/15/2050	4,837,000	2,621,427
1.88%, 02/15/2051 - 11/15/2051	1,934,000	1,229,989
2.00%, 02/15/2050	1,923,000	1,271,959
2.25%, 08/15/2046 - 02/15/2052	5,051,000	3,571,680

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
2.38%, 02/15/2042 - 05/15/2051	$ 5,479,000	$ 4,135,933
2.50%, 02/15/2045 - 05/15/2046	9,156,000	6,925,570
2.75%, 08/15/2042 - 11/15/2047	7,297,000	5,832,974
2.88%, 08/15/2045 - 05/15/2049	5,599,900	4,528,068
3.00%, 05/15/2042 - 08/15/2052	7,736,900	6,387,749
3.13%, 02/15/2042 - 05/15/2048	1,671,000	1,451,620
3.63%, 02/15/2044 (E)	1,093,700	1,005,990
3.63%, 02/15/2053 - 05/15/2053	5,580,100	5,181,285
3.88%, 02/15/2043	1,020,000	976,092
4.00%, 11/15/2052	2,317,000	2,296,817
4.13%, 08/15/2053	2,126,000	2,159,219
4.75%, 11/15/2043 (E)	2,358,000	2,538,166
4.75%, 11/15/2053	1,900,000	2,140,766
U.S. Treasury Notes
0.25%, 05/31/2025 (E)	635,000	598,115
0.63%, 05/15/2030 - 08/15/2030	9,969,000	8,126,054
0.88%, 06/30/2026	1,571,100	1,453,390
1.13%, 02/15/2031	7,396,000	6,183,749
1.38%, 11/15/2031	2,258,000	1,878,109
1.50%, 01/31/2027 - 02/15/2030	3,956,000	3,529,656
1.63%, 05/15/2026 - 05/15/2031	7,249,300	6,543,651
1.88%, 02/15/2032	1,539,300	1,325,842
2.25%, 11/15/2025 - 11/15/2027	3,859,000	3,689,867
2.50%, 05/31/2024	569,000	562,643
2.63%, 02/15/2029	791,000	745,517
2.75%, 02/15/2028 - 08/15/2032	2,871,500	2,729,943
2.88%, 05/15/2028 - 05/15/2032	12,090,200	11,524,194
3.13%, 11/15/2028	2,178,600	2,106,689
3.38%, 05/15/2033	145,500	139,930
3.50%, 01/31/2028 - 02/15/2033	4,270,900	4,190,099
3.63%, 05/31/2028	3,548,000	3,513,490
3.88%, 11/30/2027 - 08/15/2033	5,964,000	5,965,542
4.13%, 09/30/2027 - 11/15/2032	2,734,100	2,776,924
4.38%, 08/31/2028 - 11/30/2028	4,396,000	4,497,231
4.50%, 11/15/2033	4,150,700	4,366,666
4.88%, 11/30/2025	2,902,000	2,932,720

		133,635,325

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Protected Indexed Bonds
0.25%, 02/15/2050	3,033,736	1,994,741
1.75%, 01/15/2028	1,771,180	1,762,047
2.50%, 01/15/2029	5,907,175	6,114,907
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	3,981,666	3,604,613

		13,476,308

Total U.S. Government Obligations (Cost $160,962,282)		147,111,633

COMMERCIAL PAPER - 7.9%
Banks - 3.8%
Australia & New Zealand Banking Group Ltd. 5.80% (H), 01/08/2024 (C)	5,500,000	5,491,870

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

COMMERCIAL PAPER (continued)
Banks (continued)
Bedford Row Funding Corp. 5.78% (H), 01/09/2024 (C)	$ 5,500,000	$ 5,491,034
BNP Paribas SA 5.89% (H), 04/12/2024	3,000,000	2,952,899
DNB Bank ASA 5.86% (H), 04/23/2024 (C)	6,000,000	5,897,755
Lloyds Bank PLC 5.85% (H), 01/29/2024	6,750,000	6,718,913
Macquarie Bank Ltd. 5.86% (H), 02/12/2024 - 03/01/2024 (C)	5,750,000	5,706,179
National Bank of Canada 5.86% (H), 02/01/2024 (C)	5,919,000	5,889,111
Nordea Bank Abp 5.80% (H), 03/05/2024 (C)	6,300,000	6,237,083
Standard Chartered Bank 5.87% (H), 03/07/2024 (C)	6,250,000	6,186,125
Svenska Handelsbanken AB 5.85% (H), 01/24/2024 (C)	6,500,000	6,475,202

		57,046,171

Financial Services - 3.6%
Alinghi Funding Co. LLC 5.92% (H), 04/10/2024 (C)	4,925,000	4,848,896
Anglesea Funding LLC 5.84% (H), 01/29/2024 (C)	6,000,000	5,972,246
Britannia Funding Co. LLC 5.90% (H), 02/07/2024 (C)	1,350,000	1,341,875
Glencove Funding LLC 5.79% (H), 04/10/2024 (C)	6,000,000	5,906,918
Gotham Funding Corp. 5.58% (H), 01/05/2024 (C)	6,000,000	5,993,770
GTA Funding LLC 5.84% (H), 02/21/2024 (C)	5,800,000	5,752,933
Liberty Street Funding LLC 5.84% (H), 02/01/2024 (C)	4,650,000	4,626,387
LMA-Americas LLC 5.82% (H), 02/16/2024 (C)	6,300,000	6,253,080
Mont Blanc Capital Corp. 5.65% (H), 04/15/2024 (C)	4,750,000	4,672,882
Old Line Funding LLC 5.72% (H), 04/11/2024 (C)	5,000,000	4,921,565
Ridgefield Funding Co. LLC 5.82% (H), 02/06/2024 (C)	4,200,000	4,175,498

		54,466,050

	Principal	Value

COMMERCIAL PAPER (continued)
Health Care Providers & Services - 0.4%
Columbia Funding Co. LLC 5.84% (H), 03/05/2024 (C)	$ 6,750,000	$ 6,681,195

Software - 0.1%
Manhattan Asset Funding Co. LLC 5.75% (H), 01/09/2024 (C)	2,000,000	1,996,734

Total Commercial Paper (Cost $120,209,188)		120,190,150

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.4%
U.S. Treasury Bills
5.37% (H), 03/05/2024	2,701,000	2,676,434
5.40% (H), 03/14/2024	3,798,000	3,758,587

Total Short-Term U.S. Government Obligations (Cost $6,433,462)		6,435,021

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (H)	6,432,243	6,432,243

Total Other Investment Company (Cost $6,432,243)		6,432,243

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 2.50% (H), dated 12/29/2023, to be repurchased at $11,464,493 on 01/02/2024. Collateralized by U.S. Government Obligations, 0.38% - 0.50%, due 01/31/2026 - 02/28/2026, and with a total value of $11,690,611.	$11,461,309	11,461,309

Total Repurchase Agreement (Cost $11,461,309)		11,461,309

Total Investments (Cost $1,389,747,153)		1,651,441,971
Net Other Assets (Liabilities) - (8.3)%		(126,737,071)

Net Assets - 100.0%		$1,524,704,900

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	26	03/15/2024	$6,034,153	$6,266,000	$231,847	$ —

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$931,679,501	$—	$—	$931,679,501
Preferred Stock	1,201,420	—	—	1,201,420
Asset-Backed Securities	—	33,210,006	—	33,210,006
Corporate Debt Securities	—	202,733,928	—	202,733,928
Foreign Government Obligations	—	5,236,197	—	5,236,197
Mortgage-Backed Securities	—	33,348,882	—	33,348,882
Municipal Government Obligation	—	52,490	—	52,490
U.S. Government Agency Obligations	—	152,349,191	—	152,349,191
U.S. Government Obligations	—	147,111,633	—	147,111,633
Commercial Paper	—	120,190,150	—	120,190,150
Short-Term U.S. Government Obligations	—	6,435,021	—	6,435,021
Other Investment Company	6,432,243	—	—	6,432,243
Repurchase Agreement	—	11,461,309	—	11,461,309

Total Investments	$939,313,164	$712,128,807	$—	$1,651,441,971

Other Financial Instruments
Futures Contracts (J)	$231,847	$—	$—	$231,847

Total Other Financial Instruments	$231,847	$—	$—	$231,847

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $223,962,645, representing 14.7% of the Portfolio’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,709,701, collateralized by cash collateral of $6,432,243 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,438,288. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at December 31, 2023.
(I)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(J)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $1,378,285,844) (including securities loaned of $7,709,701)	$1,639,980,662
Repurchase agreement, at value (cost $11,461,309)	11,461,309
Cash collateral pledged at broker for:
Futures contracts	507,000
Receivables and other assets:
Investments sold	1,174,577
When-issued, delayed-delivery, forward and TBA commitments sold	1,504,850
Net income from securities lending	8,119
Shares of beneficial interest sold	115,254
Dividends	981,350
Interest	4,090,787
Total assets	1,659,823,908

Liabilities:
Cash collateral received upon return of:
Securities on loan	6,432,243
Cash collateral at broker for:
TBA commitments	2,590,000
Payables and other liabilities:
Investments purchased	1,140,083
When-issued, delayed-delivery, forward and TBA commitments purchased	123,452,780
Shares of beneficial interest redeemed	250,759
Due to custodian	48,285
Investment management fees	750,949
Distribution and service fees	252,004
Transfer agent costs	1,742
Trustee and CCO fees	401
Audit and tax fees	38,524
Custody fees	38,027
Legal fees	16,166
Printing and shareholder reports fees	75,389
Other accrued expenses	15,748
Variation margin payable on futures contracts	15,908
Total liabilities	135,119,008
Net assets	$1,524,704,900

Net assets consist of:
Capital stock ($0.01 par value)	$1,016,597
Additional paid-in capital	1,176,937,067
Total distributable earnings (accumulated losses)	346,751,236
Net assets	$1,524,704,900

Net assets by class:
Initial Class	$325,714,232
Service Class	1,198,990,668
Shares outstanding:
Initial Class	21,185,297
Service Class	80,474,370
Net asset value and offering price per share:
Initial Class	$15.37
Service Class	14.90

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$13,953,829
Interest income	24,386,167
Net income from securities lending	31,007
Withholding taxes on foreign income	(26,128)
Total investment income	38,344,875

Expenses:
Investment management fees	8,808,972
Distribution and service fees:
Service Class	2,986,174
Transfer agent costs	17,757
Trustee and CCO fees	68,735
Audit and tax fees	54,943
Custody fees	228,393
Legal fees	129,571
Printing and shareholder reports fees	181,037
Other	117,905
Total expenses	12,593,487

Net investment income (loss)	25,751,388

Net realized gain (loss) on:
Investments	62,997,877
Futures contracts	1,418,546
Net realized gain (loss)	64,416,423

Net change in unrealized appreciation (depreciation) on:
Investments	164,166,878
Futures contracts	295,042
Net change in unrealized appreciation (depreciation)	164,461,920
Net realized and change in unrealized gain (loss)	228,878,343
Net increase (decrease) in net assets resulting from operations	$254,629,731

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$25,751,388	$20,383,101
Net realized gain (loss)	64,416,423	50,965,848
Net change in unrealized appreciation (depreciation)	164,461,920	(388,418,641)
Net increase (decrease) in net assets resulting from operations	254,629,731	(317,069,692)

Dividends and/or distributions to shareholders:
Initial Class	(15,241,932)	(41,569,128)
Service Class	(56,647,063)	(172,206,997)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(71,888,995)	(213,776,125)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,648,051	6,461,492
Service Class	6,777,108	13,568,870
	15,425,159	20,030,362
Dividends and/or distributions reinvested:
Initial Class	15,241,932	41,569,128
Service Class	56,647,063	172,206,997
	71,888,995	213,776,125
Cost of shares redeemed:
Initial Class	(28,153,988)	(35,144,162)
Service Class	(196,128,617)	(189,558,806)
	(224,282,605)	(224,702,968)
Net increase (decrease) in net assets resulting from capital share transactions	(136,968,451)	9,103,519
Net increase (decrease) in net assets	45,772,285	(521,742,298)

Net assets:
Beginning of year	1,478,932,615	2,000,674,913
End of year	$1,524,704,900	$1,478,932,615

Capital share transactions - shares:
Shares issued:
Initial Class	588,211	414,042
Service Class	479,674	911,475
	1,067,885	1,325,517
Shares reinvested:
Initial Class	1,048,276	2,886,745
Service Class	4,017,522	12,309,292
	5,065,798	15,196,037
Shares redeemed:
Initial Class	(1,944,799)	(2,231,863)
Service Class	(13,922,101)	(12,347,260)
	(15,866,900)	(14,579,123)
Net increase (decrease) in shares outstanding:
Initial Class	(308,312)	1,068,924
Service Class	(9,424,905)	873,507
	(9,733,217)	1,942,431

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$13.60	$18.68	$17.04	$15.54	$13.85

Investment operations:
Net investment income (loss) (A)	0.28	0.22	0.17	0.20	0.24
Net realized and unrealized gain (loss)	2.23	(3.14)	2.68	2.20	2.69
Total investment operations	2.51	(2.92)	2.85	2.40	2.93

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.20)	(0.21)	(0.25)	(0.26)
Net realized gains	(0.50)	(1.96)	(1.00)	(0.65)	(0.98)
Total dividends and/or distributions to shareholders	(0.74)	(2.16)	(1.21)	(0.90)	(1.24)

Net asset value, end of year	$15.37	$13.60	$18.68	$17.04	$15.54

Total return	18.73%	(16.28)%	17.04%	15.90%	21.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$325,714	$292,382	$381,588	$376,902	$345,274
Expenses to average net assets	0.64%	0.62%	0.61%	0.63%	0.66%
Net investment income (loss) to average net assets	1.92%	1.43%	0.97%	1.29%	1.61%
Portfolio turnover rate	35%	33%	35%	51%	45%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$13.20	$18.19	$16.62	$15.18	$13.55

Investment operations:
Net investment income (loss) (A)	0.23	0.18	0.13	0.16	0.20
Net realized and unrealized gain (loss)	2.17	(3.06)	2.61	2.15	2.63
Total investment operations	2.40	(2.88)	2.74	2.31	2.83

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.15)	(0.17)	(0.22)	(0.22)
Net realized gains	(0.50)	(1.96)	(1.00)	(0.65)	(0.98)
Total dividends and/or distributions to shareholders	(0.70)	(2.11)	(1.17)	(0.87)	(1.20)

Net asset value, end of year	$14.90	$13.20	$18.19	$16.62	$15.18

Total return	18.44%	(16.49)%	16.79%	15.60%	21.50%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,198,991	$1,186,551	$1,619,087	$1,540,413	$1,451,102
Expenses to average net assets	0.89%	0.87%	0.86%	0.88%	0.91%
Net investment income (loss) to average net assets	1.66%	1.18%	0.72%	1.04%	1.36%
Portfolio turnover rate	35%	33%	35%	51%	45%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $8,374.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

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Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2023, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,177,090	$—	$—	$—	$2,177,090
U.S. Government Obligations	4,255,153	—	—	—	4,255,153
Total Securities Lending Transactions	$6,432,243	$—	$—	$—	$6,432,243
Total Borrowings	$6,432,243	$—	$—	$—	$6,432,243

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$231,847	$—	$—	$231,847
Total	$—	$—	$231,847	$—	$—	$231,847

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,418,546	$—	$—	$1,418,546
Total	$—	$—	$1,418,546	$—	$—	$1,418,546

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$295,042	$—	$—	$295,042
Total	$—	$—	$295,042	$—	$—	$295,042

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – long	$9,251,155

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Portfolio’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of your investment in the Portfolio will decline. The Portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Portfolio, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.61%
Over $500 million up to $1 billion	0.59
Over $1 billion up to $1.5 billion	0.56
Over $1.5 billion up to $2 billion	0.55
Over $2 billion up to $5 billion	0.52
Over $5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.75%	May 1, 2024
Service Class	1.00	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 346,046,364	$ 121,461,241	$ 522,131,722	$ 108,580,057

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark-to-market, premium amortization accruals, straddle loss deferrals and interest written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,394,968,237	$ 303,503,168	$ (47,029,434)	$ 256,473,734

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 20,817,966	$ 51,071,029	$ —	$ 34,300,708	$ 179,475,417	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 26,388,481	$ 63,890,361	$ —	$ —	$ (1,340)	$ 256,473,734

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Managed Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Managed Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $51,071,029 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

MARKET ENVIRONMENT

Risk assets gained in the first quarter of 2023 despite Silicon Valley Bank’s (“SVB”) collapse and financial sector concerns. Bond yields fell, and the yield curve inverted further. SVB’s failure caused the 2-year Treasury’s largest three-day slide since 1987, and market volatility increased due to Credit Suisse’s instability and its takeover by UBS. Global stock indices fell, and bond yields rallied due to fears of financial contagion.

In the second quarter of 2023, risk assets gained despite banking sector stress and potential U.S. debt default fears. Bond yields rose due to resilient growth and persistent inflation, and central banks resumed hawkish guidance. Short-dated Treasury bill yields exceeded 5.3% due to U.S. debt default concerns, and 1-year U.S. Treasury default swaps hit a record high. The Federal Reserve (“Fed”) initially offered dovish rhetoric due to easing inflation, but later signaled two additional rate hikes due to resilient growth and swift banking sector stress resolution.

Economic data surprises in the third quarter led to a decline in risk sentiment as investors feared prolonged high rates. Bond yields rose due to resilient growth and sticky inflation, and central banks maintained hawkish guidance. U.S. 10-year Treasuries’ real yields climbed to over 2% – a post-Great Financial Crisis high – due to resilient growth and the “higher-for-longer” narrative. U.S. core inflation cooled, rising at a 3.9% annual pace in August, while higher energy prices led to the largest headline inflation increase in seven months.

Indications of slowing inflation and a cooling labor market led market participants to price in an accelerated path of rate cuts for 2024, prompting a broad rally across the global bond market in the fourth quarter of 2023. Risk sentiment rebounded in the final quarter of the year, with the MSCI World rising, while the dollar weakened. The Fed paused rate hikes for the third consecutive time. Global developed central banks broadly maintained hawkish stances, with both the European Central Bank and Bank of England signaling that rates would remain restrictive for longer. Meanwhile, the Bank of Japan maintained its negative interest rate policy and left its dovish guidance unchanged.

PERFORMANCE

For the year ended December 31, 2023, Transamerica PIMCO Tactical – Balanced VP, Initial Class returned 10.99%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica PIMCO Tactical – Balanced VP Blended Benchmark, returned 26.29% and 14.79%, respectively.

STRATEGY REVIEW

With volatility oscillating throughout the year, Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) dynamically adjusted its equity exposure, facilitated using equity futures. The Portfolio entered 2023 underweight equity as volatility was elevated at the end of 2022 driven by geopolitical tension, inflation concerns, and hawkish central banks. The Portfolio de-risked in March 2023 in response to spiking volatility resulting from the banking crisis. In June 2023, the Portfolio re-risked as volatility began its decline to pre-pandemic lows, moving to overweight equity exposure. After maintaining its overweight throughout the third quarter, the Portfolio moved to underweight equity exposure in response to volatility driven by rising tensions in the Middle East and heightened inflationary pressures. The Portfolio remained underweight until November, when it moved to overweight equities and remained overweight through the end of the year.

The Portfolio’s managed volatility strategy detracted from performance as swings in volatility resulted in mistimed equity exposure. The downside risk mitigation strategies, obtained via S&P 500 put option contracts, detracted from performance as the value of those contracts fell. Consistent with managing downside risk, the S&P 500 put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance over the year. U.S. duration and yield curve positioning, partially facilitated using futures, interest rate swaps, swaptions, and options, had positive performance over the year. Within a diversified set of spread sectors, contributions from exposure to agency mortgage-backed securities and other securitized credit offset detractions from underweight exposure to investment grade corporate credit, which was partially facilitated using credit default swaps.

Michael Cudzil

Mohit Mittal

Graham A. Rennison

Paul-James White

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	10.99%	4.53%	3.86%	05/01/2009
S&P 500® Index (A)	26.29%	15.69%	12.03%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	14.79%	7.78%	6.40%
Service Class	10.66%	4.27%	3.59%	05/01/2009

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% Bloomberg US Government/Credit Index, 35% S&P 500® Index, 10% MSCI EAFE Index, 10% Bloomberg Long Government Credit Index and 5% Russell 2000® Index.

(C) The Bloomberg US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Long Government Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down. Derivatives involve special risks and costs and may result in losses to the Portfolio. Using derivatives exposes the Portfolio to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,043.10	$4.63	$1,020.70	$4.58	0.90%
Service Class	1,000.00	1,042.10	5.92	1,019.40	5.85	1.15

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Repurchase Agreement	44.7%
U.S. Government Obligations	21.3
Corporate Debt Securities	20.0
U.S. Government Agency Obligations	16.0
Asset-Backed Securities	3.6
Mortgage-Backed Securities	3.4
Foreign Government Obligations	2.3
Exchange-Traded Options Purchased	0.9
Municipal Government Obligations	0.2
Other Investment Company	0.2
Short-Term U.S. Government Obligations	0.2
Loan Assignment	0.1
U.S. Government Agency Obligations Sold Short	(1.7)
Net Other Assets (Liabilities) ^	(11.2)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	5.79
Duration †	3.85
Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 3.6%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1, 1-Month Term SOFR + 0.89%, 6.25% (A), 05/25/2034	$36,440	$36,188
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL2, Class A,
1-Month Term SOFR + 1.21%, 6.58% (A), 05/15/2036 (B)	500,000	496,828
Series 2022-FL1, Class A,
1-Month SOFR Average + 1.45%, 6.79% (A), 01/15/2037 (B)	600,000	596,266
Avis Budget Rental Car Funding AESOP LLC
Series 2023-3A, Class A,
5.44%, 02/22/2028 (B)	900,000	907,818
Series 2023-5A, Class A,
5.78%, 04/20/2028 (B)	400,000	405,012
Birch Grove CLO Ltd. Series 19A, Class AR, 3-Month Term SOFR + 1.39%, 6.78% (A), 06/15/2031 (B)	995,270	995,741
BMW Canada Auto Trust Series 2023-1A, Class A1, 5.43%, 01/20/2026 (B)	CAD 249,006	187,686
Citizens Auto Receivables Trust Series 2023-1, Class A4, 5.78%, 10/15/2030 (B)	$ 900,000	920,733
DLLMT LLC Series 2023-1A, Class A2, 5.78%, 11/20/2025 (B)	200,000	200,028
Exeter Automobile Receivables Trust Series 2023-3A, Class A2, 6.11%, 09/15/2025	826,126	826,323
Ford Credit Auto Owner Trust Series 2023-A, Class A2B, 1-Month SOFR Average + 0.72%, 6.06% (A), 03/15/2026	605,131	606,273
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month Term SOFR + 1.18%, 6.18% (A), 06/25/2035	244,268	233,301
GM Financial Automobile Leasing Trust Series 2023-2, Class A2B, 1-Month SOFR Average + 0.82%, 6.16% (A), 10/20/2025	420,973	421,703
Kubota Credit Owner Trust Series 2023-1A, Class A2, 5.40%, 02/17/2026 (B)	751,879	750,804
LCM XXV Ltd. Series 25A, Class AR, 3-Month Term SOFR + 1.10%, 6.52% (A), 07/20/2030 (B)	499,278	498,205
LFT CRE Ltd. Series 2021-FL1, Class A, 1-Month Term SOFR + 1.28%, 6.65% (A), 06/15/2039 (B)	600,000	591,616

	Principal	Value
ASSET-BACKED SECURITIES (continued)
LoanCore Issuer Ltd. Series 2022-CRE7, Class A, 1-Month SOFR Average + 1.55%, 6.89% (A), 01/17/2037 (B)	$ 700,000	$ 691,648
Man GLG Euro CLO VI DAC Series 6A, Class AR, 3-Month EURIBOR + 0.81%, 4.78% (A), 10/15/2032 (B)	EUR 477,419	520,020
Marble Point CLO X Ltd. Series 2017-1A, Class AR, 3-Month Term SOFR + 1.30%, 6.70% (A), 10/15/2030 (B)	$277,695	277,568
MASTR Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month Term SOFR + 0.94%, 6.30% (A), 10/25/2034	219,084	208,680
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month SOFR Average + 0.81%, 6.15% (A), 12/26/2031 (B)	3,926	3,920
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month SOFR Average + 1.06%, 6.40% (A), 11/25/2065 (B)	191,948	190,171
Romark CLO Ltd. Series 2017-1A, Class A1R, 3-Month Term SOFR + 1.29%, 6.70% (A), 10/23/2030 (B)	489,002	488,856
Santander Drive Auto Receivables Trust Series 2023-2, Class A2, 5.87%, 03/16/2026	256,619	256,664
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month Term SOFR + 1.56%, 6.93% (A), 02/17/2032 (B)	183,618	183,791
Sound Point CLO XV Ltd. Series 2017-1A, Class ARR, 3-Month Term SOFR + 1.16%, 6.57% (A), 01/23/2029 (B)	45,494	45,484
STWD Ltd. Series 2022-FL3, Class A, 1-Month SOFR Average + 1.35%, 6.69% (A), 11/15/2038 (B)	800,000	783,592
TRTX Issuer Ltd. Series 2022-FL5, Class A, 1-Month SOFR Average + 1.65%, 6.99% (A), 02/15/2039 (B)	700,000	687,681

Total Asset-Backed Securities (Cost $13,067,578)		13,012,600

CORPORATE DEBT SECURITIES - 20.0%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. 4.70%, 03/15/2033	200,000	202,087
Spirit AeroSystems, Inc. 3.85%, 06/15/2026 (C)	300,000	288,291

		490,378

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.4%
Ford Motor Credit Co. LLC 6.80%, 05/12/2028	$ 300,000	$ 313,543
Hyundai Capital America 3-Month SOFR + 1.15%, 6.50% (A), 08/04/2025 (B)	500,000	499,780
Nissan Motor Acceptance Co. LLC 2.00%, 03/09/2026 (B)	300,000	275,769
Nissan Motor Co. Ltd. 4.35%, 09/17/2027 (B)	400,000	382,922

		1,472,014

Banks - 5.1%
Banco Santander SA 3.49%, 05/28/2030	200,000	180,066
Bank Leumi Le-Israel BM 5.13%, 07/27/2027 (D)	400,000	392,806
Bank of America Corp. Fixed until 09/15/2026, 5.93% (A), 09/15/2027	500,000	510,375
Banque Federative du Credit Mutuel SA 5.90%, 07/13/2026 (B)	200,000	204,261
CaixaBank SA Fixed until 09/13/2026, 6.68% (A), 09/13/2027 (B)	300,000	307,655
Citigroup, Inc. 4.40%, 06/10/2025	1,200,000	1,184,565
Deutsche Bank AG Fixed until 11/19/2029, 1.75% (A), 11/19/2030 (D)	EUR 300,000	287,623
Freedom Mortgage Corp. 12.00%, 10/01/2028 (B)	$100,000	109,213
Goldman Sachs Group, Inc. Fixed until 06/15/2026, 4.39% (A), 06/15/2027	200,000	196,889
HSBC Holdings PLC
Fixed until 08/11/2032, 5.40% (A), 08/11/2033	500,000	503,082
Fixed until 03/09/2033, 6.25% (A), 03/09/2034	200,000	213,001
Fixed until 11/03/2027, 7.39% (A), 11/03/2028	300,000	321,707
ING Groep NV Fixed until 09/11/2033, 6.11% (A), 09/11/2034	200,000	210,052
Intesa Sanpaolo SpA 6.63%, 06/20/2033 (B)	400,000	410,836
Israel Discount Bank Ltd. 5.38%, 01/26/2028 (D)	300,000	290,432
JPMorgan Chase & Co. Fixed until 06/01/2033, 5.35% (A), 06/01/2034	700,000	710,679
KBC GROUP NV Fixed until 09/21/2033, 6.32% (A), 09/21/2034 (B)	200,000	211,635
Lloyds Banking Group PLC
4.38%, 03/22/2028	400,000	391,291
4.55%, 08/16/2028	1,400,000	1,378,222
Mitsubishi UFJ Financial Group, Inc. 2.05%, 07/17/2030	700,000	589,987

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Mizuho Financial Group, Inc.
Fixed until 05/22/2026, 1.23% (A), 05/22/2027	$ 500,000	$ 455,719
Fixed until 09/13/2027, 5.41% (A), 09/13/2028	500,000	507,035
NatWest Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	600,000	589,648
Fixed until 09/30/2027, 5.52% (A), 09/30/2028	500,000	503,111
Fixed until 11/10/2025, 7.47% (A), 11/10/2026	200,000	206,994
Nordea Bank Abp 5.38%, 09/22/2027 (B) (C)	200,000	203,413
PNC Financial Services Group, Inc. Fixed until 01/24/2033, 5.07% (A), 01/24/2034	100,000	98,022
Santander Holdings USA, Inc. 3.45%, 06/02/2025	500,000	485,297
Santander UK Group Holdings PLC Fixed until 03/15/2031, 2.90% (A), 03/15/2032	500,000	427,766
Standard Chartered PLC
Fixed until 07/06/2026, 6.19% (A), 07/06/2027 (B)	200,000	203,295
Fixed until 11/16/2027, 7.77% (A), 11/16/2028 (B)	500,000	540,852
Stichting AK Rabobank Certificaten 6.50% (E), 12/29/2049 (C) (D) (F)	EUR 735,350	811,465
Swedbank AB 6.14%, 09/12/2026 (B)	$300,000	305,928
Synchrony Bank 5.40%, 08/22/2025	500,000	492,555
UBS Group AG
3.75%, 03/26/2025	2,900,000	2,841,482
4.13%, 09/24/2025 (B)	400,000	391,284
Fixed until 08/05/2026, 4.70% (A), 08/05/2027 (B)	400,000	394,459
US Bancorp Fixed until 06/10/2033, 5.84% (A), 06/12/2034	100,000	103,352
Wells Fargo & Co. Fixed until 06/17/2026, 3.20% (A), 06/17/2027	500,000	477,967

		18,644,021

Beverages - 0.1%
Bacardi Ltd.
4.70%, 05/15/2028 (B)	300,000	294,163
5.15%, 05/15/2038 (B)	100,000	95,315

		389,478

Biotechnology - 0.2%
Amgen, Inc. 4.40%, 05/01/2045	500,000	445,206
Illumina, Inc. 2.55%, 03/23/2031 (C)	200,000	169,260

		614,466

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Broadline Retail - 0.1%
Prosus NV 3.26%, 01/19/2027 (B)	$ 400,000	$ 369,427

Capital Markets - 0.7%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	600,000	589,514
Brighthouse Holdings LLC 6.50% (E), 07/27/2037 (B) (F)	300,000	273,000
Brookfield Finance, Inc. 3.90%, 01/25/2028	700,000	674,294
Cantor Fitzgerald LP 7.20%, 12/12/2028 (B)	100,000	102,635
Lazard Group LLC 4.38%, 03/11/2029 (C)	100,000	97,336
Nomura Holdings, Inc.
2.33%, 01/22/2027	600,000	550,493
6.07%, 07/12/2028	200,000	206,684

		2,493,956

Chemicals - 0.1%
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	298,156

Commercial Services & Supplies - 0.1%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	500,000	470,881

Consumer Finance - 0.1%
Capital One Financial Corp. Fixed until 06/08/2033, 6.38% (A), 06/08/2034	200,000	206,156

Containers & Packaging - 0.2%
Berry Global, Inc.
1.57%, 01/15/2026	100,000	92,926
4.88%, 07/15/2026 (B)	700,000	687,881

		780,807

Distributors - 0.2%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	800,000	715,906

Diversified REITs - 0.2%
GLP Capital LP/GLP Financing II, Inc. 5.38%, 04/15/2026	100,000	99,381
Goodman US Finance Five LLC 4.63%, 05/04/2032 (B)	600,000	559,479

		658,860

Diversified Telecommunication Services - 0.2%
AT&T, Inc. 3.50%, 09/15/2053	600,000	437,396
Bell Telephone Co. of Canada or Bell Canada 4.30%, 07/29/2049	300,000	257,545
Verizon Communications, Inc. 5.05%, 05/09/2033	100,000	102,215

		797,156

Electric Utilities - 3.2%
AES Corp. 5.45%, 06/01/2028	200,000	203,479
Alabama Power Co. 4.15%, 08/15/2044	400,000	343,565

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Arizona Public Service Co. 2.65%, 09/15/2050	$ 200,000	$ 123,239
Black Hills Corp. 1.04%, 08/23/2024	300,000	291,128
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	300,000	340,865
Constellation Energy Generation LLC 5.80%, 03/01/2033	600,000	631,727
DTE Electric Co. 5.20%, 04/01/2033	100,000	104,027
Duke Energy Carolinas LLC 4.25%, 12/15/2041	400,000	354,141
Duke Energy Progress LLC
4.00%, 04/01/2052	200,000	165,061
5.25%, 03/15/2033	100,000	103,280
Edison International 6.95%, 11/15/2029	200,000	217,279
ENEL Finance International NV 4.63%, 06/15/2027 (B)	600,000	594,251
Entergy Mississippi LLC 2.85%, 06/01/2028	1,300,000	1,200,805
Eversource Energy 5.45%, 03/01/2028	200,000	205,743
Georgia Power Co.
3.25%, 03/15/2051	100,000	72,691
4.70%, 05/15/2032	600,000	598,501
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	700,000	568,695
Louisville Gas & Electric Co. 5.45%, 04/15/2033	100,000	104,352
National Rural Utilities Cooperative Finance Corp. 5.80%, 01/15/2033	250,000	265,230
New York State Electric & Gas Corp. 5.65%, 08/15/2028 (B)	100,000	102,624
NextEra Energy Capital Holdings, Inc. 5.05%, 02/28/2033	400,000	401,501
Northern States Power Co. 2.60%, 06/01/2051	100,000	65,711
Pacific Gas & Electric Co.
3.30%, 12/01/2027	100,000	93,413
3.50%, 06/15/2025	240,000	232,534
3.75%, 08/15/2042	800,000	588,737
4.25%, 03/15/2046	600,000	462,671
6.10%, 01/15/2029	100,000	103,572
PacifiCorp 5.50%, 05/15/2054	300,000	295,232
Southern California Edison Co.
3.90%, 03/15/2043	200,000	164,310
4.00%, 04/01/2047	900,000	736,593
4.05%, 03/15/2042	100,000	84,671
4.65%, 10/01/2043	100,000	91,357
Southwestern Electric Power Co. 6.20%, 03/15/2040	1,000,000	1,064,969
WEC Energy Group, Inc. 5.60%, 09/12/2026	200,000	203,610
Xcel Energy, Inc. 4.60%, 06/01/2032	300,000	292,946

		11,472,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Financial Services - 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	$ 300,000	$ 294,696
Aircastle Ltd.
4.13%, 05/01/2024	200,000	198,420
4.25%, 06/15/2026	200,000	193,330
Ally Financial, Inc. Fixed until 01/03/2029, 6.85% (A), 01/03/2030	100,000	102,795
Aviation Capital Group LLC 5.50%, 12/15/2024 (B)	400,000	397,752
Avolon Holdings Funding Ltd.
2.53%, 11/18/2027 (B)	239,000	211,886
2.88%, 02/15/2025 (B)	100,000	96,465
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	600,000	586,278
Park Aerospace Holdings Ltd. 5.50%, 02/15/2024 (B)	84,000	83,843
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	400,000	395,311

		2,560,776

Gas Utilities - 0.4%
Brooklyn Union Gas Co. 4.63%, 08/05/2027 (B)	700,000	682,950
Southern California Gas Co. 4.13%, 06/01/2048	900,000	761,313

		1,444,263

Ground Transportation - 0.3%
DAE Funding LLC 2.63%, 03/20/2025 (B)	600,000	574,770
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	535,000	533,291

		1,108,061

Health Care Providers & Services - 1.0%
AHS Hospital Corp. 5.02%, 07/01/2045	600,000	587,236
Banner Health 1.90%, 01/01/2031	400,000	328,321
Centene Corp. 3.00%, 10/15/2030	423,000	366,544
CHRISTUS Health 4.34%, 07/01/2028	600,000	586,786
CVS Pass-Through Trust 4.16%, 08/11/2036 (B)	68,304	60,938
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	300,000	272,059
HCA, Inc.
4.13%, 06/15/2029	200,000	191,214
5.20%, 06/01/2028	300,000	303,342
Humana, Inc. 5.75%, 03/01/2028	500,000	519,956
Northwell Healthcare, Inc. 3.98%, 11/01/2046	700,000	567,706

		3,784,102

Health Care REITs - 0.1%
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033	300,000	242,527

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 0.2%
Marriott International, Inc. 2.85%, 04/15/2031	$ 300,000	$ 260,029
Sands China Ltd. 4.30%, 01/08/2026	400,000	384,124

		644,153

Insurance - 0.6%
Assured Guaranty US Holdings, Inc. 6.13%, 09/15/2028	200,000	210,113
Athene Holding Ltd. 5.88%, 01/15/2034	200,000	202,165
CNA Financial Corp. 5.50%, 06/15/2033	200,000	206,599
Equitable Financial Life Global Funding 5.50%, 12/02/2025 (B)	400,000	400,078
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	200,000	175,991
GA Global Funding Trust 2.90%, 01/06/2032 (B)	400,000	327,862
Liberty Mutual Group, Inc. 5.50%, 06/15/2052 (B)	500,000	494,326
Reinsurance Group of America, Inc. 6.00%, 09/15/2033	100,000	105,038
Willis North America, Inc. 5.35%, 05/15/2033	100,000	101,104

		2,223,276

Interactive Media & Services - 0.1%
Meta Platforms, Inc. 5.60%, 05/15/2053	200,000	217,818

IT Services - 0.0% (G)
Booz Allen Hamilton, Inc. 3.88%, 09/01/2028 (B)	100,000	94,311

Machinery - 0.2%
Ingersoll Rand, Inc. 5.40%, 08/14/2028	100,000	103,134
Weir Group PLC 2.20%, 05/13/2026 (B)	500,000	465,016

		568,150

Media - 0.7%
Charter Communications Operating LLC/ Charter Communications Operating Capital
3.85%, 04/01/2061	100,000	62,650
4.20%, 03/15/2028	800,000	768,790
4.80%, 03/01/2050	300,000	232,517
Comcast Corp. 2.94%, 11/01/2056	2,152,000	1,422,795
DISH Network Corp. 11.75%, 11/15/2027 (B)	200,000	209,388

		2,696,140

Metals & Mining - 0.0% (G)
Glencore Funding LLC 5.70%, 05/08/2033 (B) (C)	100,000	103,961

Office REITs - 0.2%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	700,000	680,235
Hudson Pacific Properties LP 5.95%, 02/15/2028 (C)	100,000	88,454

		768,689

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 1.1%
Aker BP ASA 4.00%, 01/15/2031 (B)	$ 200,000	$ 183,891
Boardwalk Pipelines LP 3.40%, 02/15/2031	600,000	537,564
Cheniere Energy Partners LP 5.95%, 06/30/2033 (B)	400,000	410,364
Enbridge, Inc. 5.70%, 03/08/2033	300,000	312,455
Energy Transfer LP
4.75%, 01/15/2026	100,000	99,368
5.80%, 06/15/2038	700,000	700,199
7.50%, 07/01/2038	150,000	173,984
Enterprise Products Operating LLC 3.20%, 02/15/2052	560,000	409,895
Flex Intermediate Holdco LLC 4.32%, 12/30/2039 (B)	100,000	73,144
Kinder Morgan, Inc. 5.20%, 06/01/2033	200,000	199,167
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	500,000	497,131
MPLX LP 5.00%, 03/01/2033	100,000	98,094
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	200,000	182,961
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	200,000	216,739
Woodside Finance Ltd. 3.65%, 03/05/2025 (B)	40,000	39,120

		4,134,076

Passenger Airlines - 0.6%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	403,342	364,052
3.25%, 04/15/2030	134,569	117,531
3.50%, 08/15/2033	81,014	68,957
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	184,727	167,268
3.80%, 03/20/2033 (B)	256,274	239,728
Spirit Airlines Pass-Through Trust 3.65%, 08/15/2031	139,394	114,192
United Airlines Pass-Through Trust
2.88%, 04/07/2030	619,065	553,529
3.10%, 04/07/2030	619,065	540,276

		2,165,533

Pharmaceuticals - 0.4%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,600,000	1,384,959

Professional Services - 0.3%
Equifax, Inc. 5.10%, 06/01/2028	200,000	201,919
Global Payments, Inc. 4.95%, 08/15/2027	800,000	801,545
Moody’s Corp. 5.25%, 07/15/2044	100,000	101,254

		1,104,718

Residential REITs - 0.2%
Essex Portfolio LP 4.00%, 03/01/2029	700,000	668,541

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Retail REITs - 0.2%
NNN REIT, Inc. 4.80%, 10/15/2048	$ 700,000	$ 615,040

Semiconductors & Semiconductor Equipment - 0.2%
Broadcom, Inc. 3.19%, 11/15/2036 (B)	400,000	324,596
Micron Technology, Inc. 6.75%, 11/01/2029	200,000	216,369
Skyworks Solutions, Inc. 1.80%, 06/01/2026	400,000	370,976

		911,941

Software - 0.5%
Oracle Corp.
2.95%, 05/15/2025	1,250,000	1,213,401
4.90%, 02/06/2033	600,000	598,249

		1,811,650

Specialized REITs - 0.7%
American Tower Corp.
4.00%, 06/01/2025	1,250,000	1,227,799
4.05%, 03/15/2032	300,000	281,365
5.90%, 11/15/2033	300,000	318,245
VICI Properties LP 4.75%, 02/15/2028	500,000	489,693
Weyerhaeuser Co. 4.75%, 05/15/2026	200,000	199,113

		2,516,215

Tobacco - 0.1%
BAT Capital Corp. 7.75%, 10/19/2032	200,000	225,847
Philip Morris International, Inc. 5.38%, 02/15/2033	300,000	308,047

		533,894

Wireless Telecommunication Services - 0.2%
T-Mobile USA, Inc. 5.05%, 07/15/2033	500,000	504,832
Vodafone Group PLC 5.63%, 02/10/2053	100,000	101,345

		606,177

Total Corporate Debt Securities (Cost $77,636,853)		72,783,143

FOREIGN GOVERNMENT OBLIGATIONS - 2.3%
Brazil - 0.8%
Brazil Letras do Tesouro Nacional Series LTN, Zero Coupon, 07/01/2024	BRL 14,600,000	2,860,197

Canada - 0.4%
Province of Quebec 2.50%, 04/20/2026	$1,700,000	1,632,059

Dominican Republic - 0.1%
Dominican Republic International Bonds 4.88%, 09/23/2032 (B)	600,000	545,610

Indonesia - 0.2%
Perusahaan Penerbit SBSN Indonesia III 4.40%, 06/06/2027 (B)	600,000	596,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Italy - 0.1%
Cassa Depositi e Prestiti SpA 5.75%, 05/05/2026 (B)	$ 200,000	$ 199,833

Mexico - 0.2%
Mexico Government International Bonds 6.34%, 05/04/2053	200,000	203,604
Mexico Udibonos
Series S,
2.75%, 11/27/2031	MXN 7,737,145	401,274
3.00%, 12/03/2026	1,036,937	56,662
4.00%, 11/30/2028	3,110,811	178,879

		840,419

Panama - 0.1%
Panama Government International Bonds 6.88%, 01/31/2036	$200,000	199,428

Republic of South Africa - 0.1%
Republic of South Africa Government International Bonds 4.85%, 09/30/2029	300,000	281,094

Romania - 0.2%
Romania Government International Bonds
2.13%, 03/07/2028 (B)	EUR 400,000	400,182
2.63%, 12/02/2040 (B)	200,000	147,925
3.75%, 02/07/2034 (B)	200,000	189,763

		737,870

Serbia - 0.1%
Serbia International Bonds 6.25%, 05/26/2028 (B)	$400,000	409,000

Total Foreign Government Obligations (Cost $8,494,843)		8,301,760

LOAN ASSIGNMENT - 0.1%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61% (H), 10/15/2038 (I)	420,092	369,556

Total Loan Assignment (Cost $415,422)		369,556

MORTGAGE-BACKED SECURITIES - 3.4%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	96,720	89,947
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month Term SOFR + 1.10%, 6.46% (A), 04/15/2036 (B)	700,000	696,995
BIG Commercial Mortgage Trust Series 2022-BIG, Class A, 1-Month Term SOFR + 1.34%, 6.70% (A), 02/15/2039 (B)	766,863	751,159
ChaseFlex Trust Series 2007-2, Class A1, 1-Month Term SOFR + 0.67%, 6.03% (A), 05/25/2037	225,242	214,067

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1, 1-Month Term SOFR + 0.71%, 6.07% (A), 05/25/2035	$ 26,970	$ 21,660
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	700,000	644,371
CSWF Corp. Series 2021-SOP2, Class A, 1-Month Term SOFR + 1.08%, 6.44% (A), 06/15/2034 (B)	443,978	409,931
DROP Mortgage Trust Series 2021-FILE, Class A, 1-Month Term SOFR + 1.26%, 6.63% (A), 10/15/2043 (B)	300,000	277,125
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month Term SOFR + 1.19%, 6.56% (A), 07/15/2038 (B)	653,408	647,261
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 4.21% (A), 07/19/2035	54,420	39,369
HERA Commercial Mortgage Ltd. Series 2021-FL1, Class A, 1-Month Term SOFR + 1.16%, 6.52% (A), 02/18/2038 (B)	593,877	582,568
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	900,000	859,628
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (I)	694,632	638,674
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month Term SOFR + 0.79%, 6.15% (A), 04/25/2028	103,271	97,126
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	211,988	200,041
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	1,600,000	1,548,032
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month Term SOFR + 0.63%, 5.99% (A), 05/25/2035	13,983	13,477
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	1,000,000	906,054
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	378,200	355,920
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	221,615	207,443
NYO Commercial Mortgage Trust Series 2021-1290, Class A, 1-Month Term SOFR + 1.21%, 6.57% (A), 11/15/2038 (B)	700,000	645,621

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1, 1-Month Term SOFR + 0.35%, 5.71% (A), 03/25/2035	$ 178,800	$ 135,905
Towd Point Mortgage Funding - Granite4 PLC Series 2019-GR4A, Class A1, SONIA + 1.14%, 6.37% (A), 10/20/2051 (B)	GBP 570,198	727,634
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 12-MTA + 1.05%, 6.06% (A), 08/25/2046	$456,317	366,990
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	1,500,000	1,137,241

Total Mortgage-Backed Securities (Cost $13,351,730)		12,214,239

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.1%
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	364,377

New York - 0.1%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	500,000	438,560

Texas - 0.0% (G)
Texas Natural Gas Securitization Finance Corp., Revenue Bonds, 5.10%, 04/01/2035	100,000	101,914

Total Municipal Government Obligations (Cost $987,538)		904,851

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.0%
Federal Home Loan Mortgage Corp.
4.50%, 08/01/2048 - 08/01/2053	2,328,380	2,267,208
5.50%, 09/01/2052 - 06/01/2053	2,079,474	2,089,988
6.00%, 01/01/2053 - 11/01/2053	4,309,803	4,380,220
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.21% (A), 04/25/2028	1,700,000	1,613,933
Federal Home Loan Mortgage Corp. REMICS
1-Month SOFR Average + 0.46%, 5.33% (A), 01/15/2038	408,604	402,581
1-Month SOFR Average + 0.51%, 5.85% (A), 02/15/2041 - 09/15/2045	402,742	395,479
Federal Home Loan Mortgage Corp. REMICS, Interest Only STRIPS 0.00% (A), 01/15/2038	408,604	21,399
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month SOFR Average + 5.78%, 0.44% (A), 09/15/2043	538,312	51,214

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
3.50%, 06/01/2045	$ 62,305	$ 58,221
4.00%, 09/01/2050	1,435,595	1,370,518
4.50%, 04/01/2028 - 10/01/2041	140,465	140,259
5.50%, 07/01/2053 - 08/01/2053	1,981,180	1,991,453
6.00%, 01/01/2053	921,927	937,274
Federal National Mortgage Association REMICS 1-Month SOFR Average + 0.66%, 6.00% (A), 02/25/2041	50,034	49,955
Federal National Mortgage Association REMICS, Interest Only STRIPS 3.00%, 03/25/2028	170,222	7,065
Government National Mortgage Association 4.50%, 11/20/2052	669,529	653,523
Government National Mortgage Association REMICS 1-Month Term SOFR + 0.91%, 6.24% (A), 05/20/2066 - 06/20/2066	1,859,300	1,849,217
Government National Mortgage Association, TBA
3.00%, 02/20/2054 (J)	4,100,000	3,718,311
4.00%, 02/20/2054 (J)	2,000,000	1,912,500
Tagua Leasing LLC 1.58%, 11/16/2024	18,265	17,927
Tennessee Valley Authority 3.88%, 03/15/2028	900,000	896,764
Uniform Mortgage-Backed Security, TBA
3.00%, 02/01/2054 (J)	7,700,000	6,829,170
3.50%, 02/01/2054 (J)	1,100,000	1,011,398
4.00%, 01/01/2054 - 02/01/2054 (J)	7,400,000	7,009,805
4.50%, 02/01/2054 (J)	6,800,000	6,603,437
5.50%, 02/01/2054 (J)	7,400,000	7,439,313
6.00%, 01/01/2054 - 02/01/2054 (J)	3,000,000	3,048,360
6.50%, 02/01/2054 (J)	1,400,000	1,434,617

Total U.S. Government Agency Obligations (Cost $57,942,106)		58,201,109

U.S. GOVERNMENT OBLIGATIONS - 21.3%
U.S. Treasury - 19.5%
U.S. Treasury Bonds
1.13%, 05/15/2040 (K)	5,060,000	3,274,769
1.38%, 11/15/2040 (K)	6,550,000	4,363,938
1.75%, 08/15/2041 (K)	13,800,000	9,636,820
1.88%, 02/15/2041 (K)	4,600,000	3,320,445
2.00%, 11/15/2041	3,200,000	2,324,125
2.25%, 05/15/2041 (K)	1,300,000	994,094
2.25%, 08/15/2049 (K) (L)	420,000	294,722
2.25%, 02/15/2052	900,000	627,152
2.38%, 02/15/2042	500,000	385,156
2.88%, 11/15/2046 (K)	1,598,000	1,285,142
2.88%, 05/15/2052	700,000	560,109
3.00%, 11/15/2045	70,000	57,829
3.00%, 02/15/2048 - 08/15/2052 (K)	6,810,000	5,583,780
3.13%, 11/15/2041 - 05/15/2048 (K)	5,830,000	4,998,294
3.25%, 05/15/2042	2,800,000	2,465,859
3.38%, 08/15/2042	2,700,000	2,416,606
3.63%, 08/15/2043	1,000,000	922,774
3.88%, 05/15/2043 (K)	3,000,000	2,870,625
4.00%, 11/15/2042 - 11/15/2052	4,250,000	4,152,564

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
4.38%, 05/15/2041 - 08/15/2043 (K)	$ 18,700,000	$ 19,203,207
4.75%, 02/15/2041	790,000	857,057

		70,595,067

U.S. Treasury Inflation-Protected Securities - 1.8%
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 01/15/2032	1,997,874	1,759,495
0.63%, 07/15/2032	2,541,480	2,328,532
1.13%, 01/15/2033	2,695,869	2,558,179

		6,646,206

Total U.S. Government Obligations (Cost $88,528,915)		77,241,273

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Cash Management Bills 5.45% (M), 02/15/2024	288,000	287,030
U.S. Treasury Bills 5.42% (M), 01/11/2024	274,000	273,642

Total Short-Term U.S. Government Obligations (Cost $560,578)		560,672

	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (M)	836,618	836,618

Total Other Investment Company (Cost $836,618)		836,618

	Principal	Value
REPURCHASE AGREEMENT - 44.7%
Fixed Income Clearing Corp., 2.50% (M), dated 12/29/2023, to be repurchased at $162,333,890 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $165,534,589.	$162,288,809	162,288,809

Total Repurchase Agreement (Cost $162,288,809)		162,288,809

Total Investments Excluding Options Purchased (Cost $424,110,990)		406,714,630
Total Options Purchased - 0.9% (Cost $3,570,959)		3,339,630

Total Investments Before Securities Sold Short (Cost $427,681,949)		410,054,260

	Principal	Value
TBA SHORT COMMITMENTS - (1.7)%
U.S. GOVERNMENT AGENCY OBLIGATIONS - (1.7)%
Uniform Mortgage-Backed Security, TBA
4.00%, 01/01/2054 (J)	$(1,200,000)	$(1,136,391)
4.50%, 02/01/2054 (J)	(2,000,000)	(1,942,187)
5.50%, 01/01/2054 (J)	(1,900,000)	(1,909,648)
6.00%, 01/01/2054 (J)	(1,000,000)	(1,016,094)

Total U.S. Government Agency Obligations (Proceeds $(5,950,699))		(6,004,320)

Total TBA Short Commitments (Proceeds $(5,950,699))		(6,004,320)

Net Other Assets (Liabilities), Net of Securities Sold Short - (11.2)%		(40,816,557)

Net Assets - 100.0%		$363,233,383

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (5.3)% (N)
Deutsche Bank Securities, Inc., 5.48% (M), dated 11/20/2023, to be repurchased at $(13,614,671) on 01/11/2024. Collateralized by a U.S. Government Obligation, 4.38%, due 08/15/2043, and with a value of $(14,786,329).	$(13,507,750)	$(13,594,110)
Deutsche Bank Securities, Inc., 5.49% (M), dated 12/18/2023, to be repurchased at $(2,069,594) on 01/11/2024. Collateralized by U.S. Government Obligations, 1.75% - 3.88%, due 08/15/2041 - 05/15/2043, and with a total value of $(2,084,536).	(2,062,047)	(2,066,449)
Deutsche Bank Securities, Inc., 5.50% (M), dated 12/13/2023, to be repurchased at $(1,101,691) on 01/04/2024. Collateralized by a U.S. Government Obligation, 3.88%, due 05/15/2043, and with a value of $(1,154,629).	(1,098,000)	(1,101,187)
Wood Gundy, Inc., 5.47% (M), dated 12/15/2023, to be repurchased at $(2,724,034) on 01/04/2024. Collateralized by a U.S. Government Obligation, 1.75%, due 08/15/2041, and with a value of $(2,820,737).	(2,715,781)	(2,722,796)

Total Reverse Repurchase Agreements	$(19,383,578)	$(19,484,542)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	4,050.00	12/20/2024	USD	190,316,217	399	$3,570,959	$3,339,630

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 10-Year	JPM	1-Year USD-SOFR	Receive	3.17%	01/29/2024	USD	400,000	$(1,730)	$(1,161)
Call - 10-Year	JPM	1-Year USD-SOFR	Receive	3.35	01/18/2024	USD	200,000	(990)	(936)
Call - 10-Year	MSC	1-Year USD-SOFR	Receive	3.46	01/08/2024	USD	200,000	(970)	(1,068)
Call - 10-Year	BNP	1-Year USD-SOFR	Receive	3.49	01/08/2024	USD	300,000	(1,376)	(2,092)
Call - 10-Year	GSB	1-Year USD-SOFR	Receive	3.56	01/05/2024	USD	600,000	(3,075)	(5,666)
Call - 10-Year	MSC	1-Year USD-SOFR	Receive	3.60	01/12/2024	USD	200,000	(915)	(2,794)
Call - 10-Year	GSB	1-Year USD-SOFR	Receive	3.65	01/04/2024	USD	100,000	(455)	(1,506)
Put - 10-Year	JPM	1-Year USD-SOFR	Pay	3.62	01/29/2024	USD	400,000	(1,730)	(2,205)
Put - 10-Year	JPM	1-Year USD-SOFR	Pay	3.75	01/18/2024	USD	200,000	(990)	(320)
Put - 10-Year	MSC	1-Year USD-SOFR	Pay	3.96	01/08/2024	USD	200,000	(970)	(6)
Put - 10-Year	BNP	1-Year USD-SOFR	Pay	3.99	01/08/2024	USD	300,000	(1,376)	(5)
Put - 10-Year	GSB	1-Year USD-SOFR	Pay	4.01	01/05/2024	USD	600,000	(3,075)	(1)
Put - 10-Year	MSC	1-Year USD-SOFR	Pay	4.05	01/12/2024	USD	200,000	(915)	(7)

Total								$(18,567)	$(17,767)

								Premiums (Received)	Value
TOTAL WRITTEN SWAPTIONS								$(18,567)	$(17,767)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (O)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (P)	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
AT&T, Inc.	1.00%	Quarterly	06/20/2028	0.75	USD	500,000	$5,372	$(4,850)	$10,222
General Motors Co.	5.00	Quarterly	06/20/2028	1.34	USD	400,000	59,358	52,279	7,079

Total							$64,730	$47,429	$17,301

Credit Default Swap Agreements on Credit Indices - Sell Protection (O)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 36	1.00%	Quarterly	12/20/2026	USD	644,000	$(3,751)	$(13,185)	$9,434
MSCI Emerging Markets Index - Series 40	1.00	Quarterly	12/20/2028	USD	200,000	(5,728)	(9,461)	3,733

Total						$(9,479)	$(22,646)	$13,167

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	500,000	$(20,345)	$—	$(20,345)
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	1,900,000	(76,268)	429	(76,697)
3-Month USD-SOFR	Pay	1.44	Semi-Annually/ Quarterly	07/21/2031	USD	2,400,000	375,882	(351)	376,233
3-Month USD-SOFR	Pay	1.49	Semi-Annually/ Quarterly	06/23/2031	USD	1,900,000	279,557	—	279,557

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued):
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-SOFR	Pay	2.00%	Semi-Annually/ Quarterly	12/15/2051	USD	2,000,000	$579,483	$(63,575)	$643,058
6-Month AUD-BBR-BBSW	Receive	4.75	Semi-Annually	12/20/2033	AUD	7,000,000	47,619	(88,348)	135,967
6-Month CAD-CDOR	Pay	3.50	Semi-Annually	06/01/2032	CAD	1,700,000	(46,931)	(7,238)	(39,693)
6-Month CAD-CDOR	Pay	3.75	Semi-Annually	12/20/2033	CAD	500,000	(21,586)	(2,963)	(18,623)
12-Month USD-SOFR	Pay	1.75	Annually	12/15/2051	USD	2,200,000	626,516	(86,469)	712,985
12-Month USD-SOFR	Receive	3.37	Annually	07/12/2053	USD	100,000	(183)	—	(183)
12-Month USD-SOFR	Receive	3.47	Annually	02/22/2030	USD	2,500,000	(40,030)	—	(40,030)
12-Month USD-SOFR	Receive	3.50	Annually	06/22/2030	USD	1,000,000	(9,367)	—	(9,367)
12-Month USD-SOFR	Receive	3.75	Annually	07/12/2033	USD	100,000	1,420	—	1,420
12-Month USD-SOFR	Receive	3.76	Annually	08/23/2033	USD	300,000	5,085	—	5,085
12-Month USD-SOFR	Receive	3.95	Annually	09/13/2033	USD	500,000	17,058	—	17,058
12-Month USD-SOFR	Receive	4.15	Annually	10/12/2033	USD	500,000	26,194	—	26,194
12-Month USD-SOFR	Receive	4.17	Annually	09/27/2033	USD	600,000	31,780	—	31,780
12-Month USD-SOFR	Receive	4.22	Annually	10/20/2033	USD	300,000	17,603	—	17,603

Total							$1,793,487	$(248,515)	$2,042,002

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	39	03/28/2024	$7,954,223	$8,030,648	$76,425	$—
5-Year U.S. Treasury Notes	17	03/28/2024	1,809,460	1,849,149	39,689	—
10-Year Canada Government Bonds	18	03/19/2024	1,634,274	1,686,910	52,636	—
10-Year U.S. Treasury Notes	216	03/19/2024	23,493,682	24,384,375	890,693	—
E-Mini Russell 2000® Index	176	03/15/2024	16,752,224	18,019,760	1,267,536	—
MSCI EAFE Index	324	03/15/2024	35,173,351	36,488,880	1,315,529	—
S&P 500® E-Mini Index	669	03/15/2024	155,665,400	161,229,000	5,563,600	—

Total					$9,206,108	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year Japan Government Bonds	(7)	03/13/2024	$(7,223,797)	$(7,283,476)	$—	$(59,679)
10-Year U.S. Treasury Ultra Notes	(413)	03/19/2024	(46,751,660)	(48,740,453)	—	(1,988,793)
U.S. Treasury Ultra Bonds	(8)	03/19/2024	(975,675)	(1,068,750)	—	(93,075)

Total					$—	$(2,141,547)

Total Futures Contracts					$9,206,108	$(2,141,547)

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/09/2024	USD	20,425	CAD	27,000	$45	$—
BNP	01/09/2024	USD	796,488	CHF	684,000	—	(17,561)
BNP	01/09/2024	USD	45,654	DKK	309,509	—	(202)
BNP	01/09/2024	USD	3,789,944	EUR	3,443,000	—	(12,317)
BNP	01/09/2024	USD	65,440	JPY	9,600,000	—	(2,743)
BNP	01/09/2024	JPY	130,500,000	USD	886,537	40,320	—
BNP	02/29/2024	USD	251,949	TWD	8,008,398	—	(10,910)
BNP	03/20/2024	INR	13,631,234	USD	162,969	378	—
BOA	01/09/2024	JPY	129,457,118	USD	877,265	42,184	—
BOA	01/09/2024	NOK	3,162,036	USD	297,390	13,911	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FORWARD FOREIGN CURRENCY CONTRACTS (continued):

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	01/09/2024	AUD	695,353	USD	459,910	$14,080	$—
BOA	03/20/2024	INR	3,924,391	USD	46,899	128	—
BOA	03/26/2024	USD	419,015	CNH	3,032,114	—	(9,083)
CITI	01/09/2024	USD	59,979	DKK	410,000	—	(765)
CITI	01/09/2024	NOK	764,806	USD	71,506	3,789	—
CITI	01/09/2024	CAD	525,000	USD	393,483	2,785	—
CITI	01/22/2024	PLN	1,774,000	USD	446,277	4,443	—
CITI	01/31/2024	USD	426,908	MXN	7,602,222	—	(18,360)
CITI	02/02/2024	BRL	1,823,674	USD	355,534	19,134	—
CITI	03/20/2024	USD	4,389	PEN	16,521	—	(66)
DUB	03/26/2024	USD	277,378	CNH	1,998,730	—	(4,819)
GSB	01/31/2024	USD	20,043	MXN	347,000	—	(281)
GSB	01/31/2024	MXN	3,870,247	USD	220,631	6,054	—
GSB	02/02/2024	USD	605	BRL	3,091	—	(30)
GSB	07/02/2024	USD	2,907,712	BRL	14,600,000	—	(44,066)
HSBC	01/09/2024	USD	1,310,877	CAD	1,774,000	—	(28,130)
HSBC	01/09/2024	AUD	614,411	USD	407,394	11,422	—
HSBC	01/09/2024	EUR	456,000	USD	500,691	2,891	—
HSBC	03/20/2024	IDR	3,096,006,425	USD	200,839	55	—
JPM	03/20/2024	IDR	2,541,846,082	USD	164,638	297	—
JPM	03/20/2024	TWD	8,134,742	USD	261,744	5,883	—
JPM	03/20/2024	INR	4,085,630	USD	48,870	89	—
SCB	01/09/2024	USD	728,570	GBP	576,000	—	(5,666)
SCB	03/20/2024	USD	448,000	TWD	13,820,800	—	(6,694)
SCB	03/20/2024	INR	8,895,041	USD	106,363	228	—
SCB	03/26/2024	USD	219,393	CNH	1,588,296	—	(4,855)

Total						$168,116	$(166,548)

INVESTMENT VALUATION:

Valuation Inputs (S)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$13,012,600	$—	$13,012,600
Corporate Debt Securities	—	72,783,143	—	72,783,143
Foreign Government Obligations	—	8,301,760	—	8,301,760
Loan Assignment	—	369,556	—	369,556
Mortgage-Backed Securities	—	12,214,239	—	12,214,239
Municipal Government Obligations	—	904,851	—	904,851
U.S. Government Agency Obligations	—	58,201,109	—	58,201,109
U.S. Government Obligations	—	77,241,273	—	77,241,273
Short-Term U.S. Government Obligations	—	560,672	—	560,672
Other Investment Company	836,618	—	—	836,618
Repurchase Agreement	—	162,288,809	—	162,288,809
Exchange-Traded Options Purchased	3,339,630	—	—	3,339,630

Total Investments	$4,176,248	$405,878,012	$—	$410,054,260

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$64,730	$—	$64,730
Centrally Cleared Interest Rate Swap Agreements	—	2,008,197	—	2,008,197
Futures Contracts (T)	9,206,108	—	—	9,206,108
Forward Foreign Currency Contracts (T)	—	168,116	—	168,116

Total Other Financial Instruments	$9,206,108	$2,241,043	$—	$11,447,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (S)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Securities Sold Short
U.S. Government Agency Obligations	$—	$(6,004,320)	$—	$(6,004,320)

Total Securities Sold Short	$—	$(6,004,320)	$—	$(6,004,320)

Other Financial Instruments
Reverse Repurchase Agreements	$—	$(19,484,542)	$—	$(19,484,542)
Over-the-Counter Interest Rate Swaptions Written	—	(17,767)	—	(17,767)
Centrally Cleared Credit Default Swap Agreements	—	(9,479)	—	(9,479)
Centrally Cleared Interest Rate Swap Agreements	—	(214,710)	—	(214,710)
Futures Contracts (T)	(2,141,547)	—	—	(2,141,547)
Forward Foreign Currency Contracts (T)	—	(166,548)	—	(166,548)

Total Other Financial Instruments	$(2,141,547)	$(19,893,046)	$—	$(22,034,593)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $41,593,344, representing 11.5% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,110,072, collateralized by cash collateral of $836,618 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $296,505. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2023, the total value of Regulation S securities is $1,782,326, representing 0.5% of the Portfolio’s net assets.
(E)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2023; the maturity dates disclosed are the ultimate maturity dates.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Fixed rate loan commitment at December 31, 2023.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2023, the total value of securities is $1,008,230, representing 0.3% of the Portfolio’s net assets.
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2023 was $164,690 at a weighted average interest rate of 4.11%.
(L)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $294,722.
(M)	Rates disclosed reflect the yields at December 31, 2023.
(N)	The average amount of reverse repurchase agreements outstanding during the year ended December 31, 2023 was $5,320,298 at a weighted average interest rate of 5.05%.
(O)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(P)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(Q)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(T)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi (offshore)
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Sol
PLN	Polish Zloty
TWD	Taiwan New Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATIONS:

BBR	Bank Bill Rate
BBR-BBSW	Bank Bill Swap Reference Rate
CDOR	Canadian Dollar Offered Rate
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
MTA	Month Treasury Average
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $265,393,140) (including securities loaned of $1,110,072)	$247,765,451
Repurchase agreement, at value (cost $162,288,809)	162,288,809
Cash collateral pledged at broker for:
Centrally cleared swap agreements	983,000
Futures contracts	11,331,000
Foreign currency, at value (cost $367,216)	356,243
Receivables and other assets:
Investments sold	6,459
When-issued, delayed-delivery, forward and TBA commitments sold	51,377,027
Net income from securities lending	422
Interest	1,771,860
Deferred income for sale-buyback financing transactions	257
Variation margin receivable on centrally cleared swap agreements	117,262
Unrealized appreciation on forward foreign currency contracts	168,116
Total assets	476,165,906

Liabilities:
TBA short commitments, at value (proceeds $5,950,699)	6,004,320
Cash collateral received upon return of:
Securities on loan	836,618
Cash collateral at broker for:
TBA commitments	1,660,000
Written options and swaptions, at value (premium received $18,567)	17,767
Reverse repurchase agreements, at value (face value $19,383,578)	19,484,542
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	82,674,250
Sale-buyback financing transactions	924,660
Shares of beneficial interest redeemed	304,835
Investment management fees	245,789
Distribution and service fees	75,059
Transfer agent costs	415
Trustee and CCO fees	95
Audit and tax fees	44,229
Custody fees	19,510
Legal fees	3,983
Printing and shareholder reports fees	25,228
Other accrued expenses	7,792
Variation margin payable on futures contracts	436,883
Unrealized depreciation on forward foreign currency contracts	166,548
Total liabilities	112,932,523
Net assets	$363,233,383

Net assets consist of:
Capital stock ($0.01 par value)	$379,696
Additional paid-in capital	426,638,446
Total distributable earnings (accumulated losses)	(63,784,759)
Net assets	$363,233,383

Net assets by class:
Initial Class	$5,180,597
Service Class	358,052,786
Shares outstanding:
Initial Class	530,904
Service Class	37,438,697
Net asset value and offering price per share:
Initial Class	$9.76
Service Class	9.56

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Interest income	$16,619,325
Net income from securities lending	10,144
Total investment income	16,629,469

Expenses:
Investment management fees	2,964,279
Distribution and service fees:
Service Class	905,824
Transfer agent costs	4,327
Trustee and CCO fees	15,641
Audit and tax fees	47,703
Custody fees	86,265
Legal fees	48,449
Printing and shareholder reports fees	42,301
Interest expense on sale-buybacks	5,390
Other	37,304
Total expenses	4,157,483

Net investment income (loss)	12,471,986

Net realized gain (loss) on:
Investments	(9,853,703)
Written options and swaptions	101,883
Swap agreements	(21,126)
Futures contracts	11,908,777
Forward foreign currency contracts	(456,132)
Foreign currency transactions	(84,209)
TBA commitments	(65,070)
Net realized gain (loss)	1,530,420

Net change in unrealized appreciation (depreciation) on:
Investments	9,794,282
Securities sold short	(53,621)
Written options and swaptions	(6,508)
Swap agreements	331,394
Futures contracts	12,876,306
Forward foreign currency contracts	90,510
Translation of assets and liabilities denominated in foreign currencies	12,152
Net change in unrealized appreciation (depreciation)	23,044,515
Net realized and change in unrealized gain (loss)	24,574,935
Net increase (decrease) in net assets resulting from operations	$37,046,921

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$12,471,986	$5,217,413
Net realized gain (loss)	1,530,420	(60,926,910)
Net change in unrealized appreciation (depreciation)	23,044,515	(44,889,241)
Net increase (decrease) in net assets resulting from operations	37,046,921	(100,598,738)

Dividends and/or distributions to shareholders:
Initial Class	(66,161)	(553,764)
Service Class	(3,744,431)	(41,371,410)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,810,592)	(41,925,174)

Capital share transactions:
Proceeds from shares sold:
Initial Class	299,256	214,956
Service Class	1,950,009	1,376,641
	2,249,265	1,591,597
Dividends and/or distributions reinvested:
Initial Class	66,161	553,764
Service Class	3,744,431	41,371,410
	3,810,592	41,925,174
Cost of shares redeemed:
Initial Class	(673,344)	(535,875)
Service Class	(51,187,082)	(56,683,523)
	(51,860,426)	(57,219,398)
Net increase (decrease) in net assets resulting from capital share transactions	(45,800,569)	(13,702,627)
Net increase (decrease) in net assets	(12,564,240)	(156,226,539)

Net assets:
Beginning of year	375,797,623	532,024,162
End of year	$363,233,383	$375,797,623

Capital share transactions - shares:
Shares issued:
Initial Class	32,291	21,315
Service Class	215,814	133,246
	248,105	154,561
Shares reinvested:
Initial Class	7,106	58,724
Service Class	410,124	4,472,585
	417,230	4,531,309
Shares redeemed:
Initial Class	(72,463)	(53,367)
Service Class	(5,659,039)	(5,627,752)
	(5,731,502)	(5,681,119)
Net increase (decrease) in shares outstanding:
Initial Class	(33,066)	26,672
Service Class	(5,033,101)	(1,021,921)
	(5,066,167)	(995,249)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023		December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$8.91		$12.31	$12.46		$12.62		$10.57

Investment operations:
Net investment income (loss) (A)	0.34		0.15	0.08		0.03		0.23
Net realized and unrealized gain (loss)	0.63		(2.48)	0.74		1.07		1.87
Total investment operations	0.97		(2.33)	0.82		1.10		2.10

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.09)	—		(0.45)		(0.05)
Net realized gains	—		(0.98)	(0.97)		(0.81)		—
Total dividends and/or distributions to shareholders	(0.12)		(1.07)	(0.97)		(1.26)		(0.05)

Net asset value, end of year	$9.76		$8.91	$12.31		$12.46		$12.62

Total return	10.99%		(19.42)%	6.62%		9.18%		19.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,180		$5,025	$6,616		$6,311		$6,386
Expenses to average net assets	0.89%		0.86%	0.86%		0.86%		0.91%
Net investment income (loss) to average net assets	3.64%		1.47%	0.60%		0.25%		1.96%
Portfolio turnover rate	31	%(B)	33%	38	%(B)	59	%(B)	50	%(B)

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$8.73		$12.08	$12.27		$12.45		$10.42

Investment operations:
Net investment income (loss) (A)	0.31		0.12	0.04		(0.00	)(B)	0.20
Net realized and unrealized gain (loss)	0.62		(2.43)	0.74		1.05		1.85
Total investment operations	0.93		(2.31)	0.78		1.05		2.05

Dividends and/or distributions to shareholders:
Net investment income	(0.10)		(0.06)	—		(0.42)		(0.02)
Net realized gains	—		(0.98)	(0.97)		(0.81)		—
Total dividends and/or distributions to shareholders	(0.10)		(1.04)	(0.97)		(1.23)		(0.02)

Net asset value, end of year	$9.56		$8.73	$12.08		$12.27		$12.45

Total return	10.66%		(19.65)%	6.39%		8.86%		19.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$358,053		$370,773	$525,408		$573,363		$583,749
Expenses to average net assets	1.14%		1.11%	1.11%		1.11%		1.16%
Net investment income (loss) to average net assets	3.39%		1.21%	0.36%		(0.00	)%(C)	1.71%
Portfolio turnover rate	31	%(D)	33%	38	%(D)	59	%(D)	50	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Rounds to less than 0.01% or (0.01)%.
(D)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical—Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Reverse repurchase agreements: Reverse repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2023. Open funded loan participations and assignments at December 31, 2023, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2023, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy,

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Open reverse repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2023, the Portfolio earned price drop fee income of $57. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2023, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$836,618	$—	$—	$—	$836,618
Sale Buy-back Transactions
U.S. Government Obligations	—	924,660	—	—	924,660
Reverse Repurchase Agreements
U.S. Government Obligations	—	19,484,542	—	—	19,484,542
Total Borrowings	$836,618	$20,409,202	$—	$—	$21,245,820

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, credit risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2023 are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2023 are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2023 are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$3,339,630	$—	$—	$3,339,630
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	2,008,197	—	—	64,730	—	2,072,927
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	1,059,443	—	8,146,665	—	—	9,206,108
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	168,116	—	—	—	168,116
Total	$3,067,640	$168,116	$11,486,295	$64,730	$—	$14,786,781

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$(17,767)	$—	$—	$—	$—	$(17,767)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(214,710)	—	—	(9,479)	—	(224,189)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(2,141,547)	—	—	—	—	(2,141,547)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(166,548)	—	—	—	(166,548)
Total	$(2,374,024)	$(166,548)	$—	$(9,479)	$—	$(2,550,051)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(6,048,046)	$—	$—	$(6,048,046)
Written options and swaptions	101,883	—	—	—	—	101,883
Swap agreements	368,369	—	—	(389,495)	—	(21,126)
Futures contracts	89,612	—	11,819,165	—	—	11,908,777
Forward foreign currency contracts	—	(456,132)	—	—	—	(456,132)
Total	$559,864	$(456,132)	$5,771,119	$(389,495)	$—	$5,485,356

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$361,045	$—	$—	$361,045
Written options and swaptions	(6,508)	—	—	—	—	(6,508)
Swap agreements	34,153	—	—	297,241	—	331,394
Futures contracts	(944,150)	—	13,820,456	—	—	12,876,306
Forward foreign currency contracts	—	90,510	—	—	—	90,510
Total	$(916,505)	$90,510	$14,181,501	$297,241	$—	$13,652,747

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Options:
Average value of option contracts purchased	$2,468,087
Average value of option contracts written	(1,451)
Average notional value of swaption contracts written	(2,753,394)
Credit default swaps:
Average notional value – buy protection	4,184,616
Average notional value – sell protection	1,228,615
Interest rate swaps:
Average notional value – pays fixed rate	10,861,328
Average notional value – receives fixed rate	6,732,670
Futures contracts:
Average notional value of contracts – long	231,688,614
Average notional value of contracts – short	(41,168,123)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	7,660,681
Average contract amounts sold – in USD	11,531,565

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$70,303	$(9,083)	$—	$61,220	$9,083	$(9,083)	$—	$—
BNP Paribas	40,743	(40,743)	—	—	45,830	(40,743)	—	5,087
Citibank, N.A.	30,151	(19,191)	—	10,960	19,191	(19,191)	—	—
Deutsche Bank AG	—	—	—	—	4,819	—	—	4,819
Goldman Sachs Bank	6,054	(6,054)	—	—	51,550	(6,054)	—	45,496
HSBC Bank USA	14,368	(14,368)	—	—	28,130	(14,368)	—	13,762
JPMorgan Chase Bank, N.A.	6,269	(4,622)	—	1,647	4,622	(4,622)	—	—
Morgan Stanley & Co.	3,339,630	(3,875)	—	3,335,755	3,875	(3,875)	—	—
Standard Chartered Bank	228	(228)	—	—	17,215	(228)	—	16,987
Other Derivatives (C)	11,279,035	—	—	11,279,035	2,365,736	—	—	2,365,736

Total	$14,786,781	$(98,164)	$—	$14,688,617	$2,550,051	$(98,164)	$—	$2,451,887

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.81%
Over $250 million up to $750 million	0.80
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.91%	May 1, 2024
Service Class	1.16	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 31,197,949	$ 44,433,486	$ 44,089,314	$ 12,356,128

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, futures contracts mark-to-market, option contracts mark-to-market, swaps, straddle loss deferrals, premium amortization accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 422,942,401	$ 4,779,721	$ (24,928,288)	$ (20,148,567)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 21,267,473	$ 34,334,833

During the year ended December 31, 2023, the capital loss carryforwards utilized are $15,155,564.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,810,592	$ —	$ —	$ 18,303,297	$ 23,621,877	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 12,439,892	$ —	$ (55,602,306)	$ —	$ (465,865)	$ (20,156,480)

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on December 13-14, 2023, the Board considered the termination of Pacific Investment Management Company LLC (“PIMCO”) as sub-adviser to Transamerica PIMCO Tactical – Balanced VP, Transamerica PIMCO Tactical – Conservative VP and Transamerica PIMCO Tactical – Growth VP (each a “Portfolio” and together, the “Portfolios”) and the approval of the proposed sub-advisory agreement (the “BlackRock Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (“BlackRock”) with respect to each Portfolio, as well as the approval of a revised management fee schedule for each Portfolio, each to take effect on or about May 1, 2024.

Following its review and consideration, the Board determined that the terms of the BlackRock Sub-Advisory Agreement were reasonable and that the termination of PIMCO as sub-adviser to the Portfolios and the approval of the BlackRock Sub-Advisory Agreement on behalf of each Portfolio was in the best interests of the Portfolios and their contract holders. The Board, including the independent members of the Board (the “Independent Board Members”), authorized TAM to terminate the sub-advisory agreements with PIMCO and unanimously approved the BlackRock Sub-Advisory Agreement on behalf of each Portfolio. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for each Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and BlackRock certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed BlackRock Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolios and from BlackRock as part of their regular oversight of other funds sub-advised by BlackRock, and knowledge they gained over time through meeting with TAM and BlackRock. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or BlackRock present and were represented throughout the process by their independent legal counsel. In considering whether to approve the BlackRock Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by BlackRock under the BlackRock Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and BlackRock regarding the operations, facilities, organization and personnel of BlackRock, the ability of BlackRock to perform its duties under the BlackRock Sub-Advisory Agreement, and the proposed changes to the Portfolios’ principal investment strategies. The Board Members further considered that (i) BlackRock is an experienced asset management firm; (ii) TAM is recommending that BlackRock be appointed as sub-adviser to the Portfolios; and (iii) TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on TAM’s assessment of BlackRock’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered BlackRock’s proposed responsibilities and experience with the Portfolios’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the BlackRock Sub-Advisory Agreement nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolios and their contract holders, including compliance services. Based on these and other considerations, the Board Members determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolios and that BlackRock’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolios.

Investment Performance

The Board Members considered BlackRock’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolios for the past 1-, 3- and 5- year periods ended September 29, 2023 as compared to: (i) simulated, back-tested performance results of each Portfolio’s proposed strategy; (ii) each Portfolio’s proposed new secondary blended benchmark; and (iii) each Portfolio’s projected Morningstar peer group median.

Transamerica PIMCO Tactical – Balanced VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Balanced Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board also noted that the Balanced Back-Tested Return outperformed the Morningstar peer group median over the past 5-year period and underperformed the Morningstar peer group median over the past 1- and 3-year periods.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Transamerica PIMCO Tactical – Conservative VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Conservative Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board Members also noted that the Conservative Back-Tested Return outperformed the Morningstar peer group median over the past 1- and 5-year periods and underperformed the Morningstar peer group median over the past 3-year period.

Transamerica PIMCO Tactical – Growth VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Growth Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board Members also noted that the Growth Back-Tested Return outperformed the Morningstar peer group median over the past 1- and 5-year periods and underperformed the Morningstar peer group median over the past 3-year period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by BlackRock, the Board concluded that BlackRock is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for each Portfolio. With respect to each Portfolio, the Board Members noted that the Fee Changes would result in lower management and sub-advisory fees as of September 29, 2023, resulting in immediate savings for current contract holders as well as additional savings as the Portfolios’ assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of each Portfolio, based on assets as of September 29, 2023, and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fee of each of the Portfolios would be above its Morningstar and Lipper peer group medians, and that the total expense ratio of each class of each Portfolio after fee waiver and/or expense reimbursement would be below the applicable Morningstar and Lipper peer group medians.

With respect to each Portfolio, the Board Members considered that the revised asset weighted management fee would be lower than the current management fee at the Portfolio’s current asset level. The Board Members also considered that TAM had negotiated with BlackRock to have the Portfolios’ assets aggregated with the assets of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, each a series of Transamerica Series Trust, for purposes of computing breakpoints in the new sub-advisory fee schedules. In addition, with respect to each Portfolio, the Board considered that BlackRock would voluntarily agree to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the Portfolio and the Portfolio invests all or substantially all of its net assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of each Portfolio is expected to decrease. The Board Members noted that as the Portfolios grow in size, the revised management fee schedule has the potential to result in additional savings for contract holders.

The Board Members considered the portion of each Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to BlackRock and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with each Portfolio, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of contract holders, and that the expense limit applicable to each class of the Portfolio under this arrangement would be lowered. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule for each Portfolio were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability

With respect to BlackRock, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiations between TAM and BlackRock, which is not affiliated with TAM and would be paid by TAM and not the Portfolios. As a result, the Board did not consider BlackRock’s anticipated profitability to be material to its decision to approve the BlackRock Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets, as of September 29, 2023, there was expected to be an increase in the net management fee retained by TAM for Transamerica PIMCO Tactical – Balanced VP and Transamerica PIMCO Tactical – Conservative VP and a decrease in the net management fee retained by TAM for Transamerica PIMCO Tactical – Growth VP. The Board considered TAM’s view that each Portfolio’s revised net management fee would allow TAM to be reasonably compensated for its services.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Balanced VP

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Economies of Scale

In evaluating the extent to which each Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule of each Portfolio would benefit contract holders as the Portfolios grow in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Portfolio to TAM, and the sub-advisory fees payable by TAM to BlackRock, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by BlackRock from its relationship with the Portfolios. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with BlackRock or the Portfolios, and that TAM believes the use of soft dollars by BlackRock is generally appropriate and in the best interests of the Portfolios.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule for each Portfolio and the BlackRock Sub-Advisory Agreement was in the best interests of each Portfolio and its contract holders and voted to approve the revised management fee schedule for each Portfolio and the BlackRock Sub-Advisory Agreement on behalf of each Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

MARKET ENVIRONMENT

Risk assets gained in the first quarter of 2023 despite Silicon Valley Bank’s (“SVB”) collapse and financial sector concerns. Bond yields fell, and the yield curve inverted further. SVB’s failure caused the 2-year Treasury’s largest three-day slide since 1987, and market volatility increased due to Credit Suisse’s instability and its takeover by UBS. Global stock indices fell, and bond yields rallied due to fears of financial contagion.

In the second quarter of 2023, risk assets gained despite banking sector stress and potential U.S. debt default fears. Bond yields rose due to resilient growth and persistent inflation, and central banks resumed hawkish guidance. Short-dated Treasury bill yields exceeded 5.3% due to U.S. debt default concerns, and 1-year U.S. Treasury default swaps hit a record high. The Federal Reserve (the “Fed”) initially offered dovish rhetoric due to easing inflation, but later signaled two additional rate hikes due to resilient growth and swift banking sector stress resolution.

Economic data surprises in the third quarter led to a decline in risk sentiment as investors feared prolonged high rates. Bond yields rose due to resilient growth and sticky inflation, and central banks maintained hawkish guidance. U.S. 10-year Treasuries’ real yields climbed to over 2% – a post-Great Financial Crisis high – due to resilient growth and the “higher-for-longer” narrative. U.S. core inflation cooled, rising at a 3.9% annual pace in August, while higher energy prices led to the largest headline inflation increase in seven months.

Indications of slowing inflation and a cooling labor market led market participants to price in an accelerated path of rate cuts for 2024, prompting a broad rally across the global bond market in the fourth quarter of 2023. Risk sentiment rebounded in the final quarter of the year, with the MSCI World rising, while the dollar weakened. The Fed paused rate hikes for the third consecutive time. Global developed central banks broadly maintained hawkish stances, with both the European Central Bank and Bank of England signaling that rates would remain restrictive for longer. Meanwhile, the Bank of Japan maintained its negative interest rate policy and left its dovish guidance unchanged.

PERFORMANCE

For the year ended December 31, 2023, Transamerica PIMCO Tactical – Conservative VP, Initial Class returned 7.57%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica PIMCO Tactical – Conservative VP Blended Benchmark, returned 26.29% and 12.15%, respectively.

STRATEGY REVIEW

With volatility oscillating throughout the year, Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) dynamically adjusted its equity exposure, facilitated using equity futures. The Portfolio entered 2023 underweight equity as volatility was elevated at the end of 2022 driven by geopolitical tension, inflation concerns, and hawkish central banks. The Portfolio re-risked and de-risked in the first quarter but remained underweight equity exposure as the banking crisis led to increased volatility. In the second quarter, the Portfolio re-risked as volatility began its decline to pre-pandemic lows, moving to overweight equity exposure. After tactically adjusting equity exposure during the third quarter, reaching its greatest overweight in September 2023, the Portfolio moved to underweight equity exposure in response to volatility driven by rising tensions in the Middle East and heightened inflationary pressures. The Portfolio re-risked and de-risked in the fourth quarter but ended 2023 underweight equity.

The Portfolio’s managed volatility strategy detracted from performance. The dynamic equity adjustments detracted from performance as swings in volatility resulted in mistimed equity exposure. The downside risk mitigation strategies, obtained via S&P 500 put option contracts, detracted from performance as the value of those contracts fell. Consistent with managing downside risk, the S&P 500 put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance over the year. U.S. duration and yield curve positioning, partially facilitated using futures, interest rate swaps, swaptions, and options, had positive performance over the year. Within a diversified set of spread sectors, contributions from exposure to agency mortgage-backed securities and other securitized credit offset detractions from underweight exposure to investment grade corporate credit, which was partially facilitated using credit default swaps.

Michael Cudzil

Mohit Mittal

Graham A. Rennison

Paul-James White

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	7.57%	3.88%	3.67%	05/01/2009
S&P 500® Index (A)	26.29%	15.69%	12.03%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark (A) (B) (C) (D) (E) (F)	12.15%	5.97%	5.28%
Service Class	7.24%	3.61%	3.40%	05/01/2009

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: 52% Bloomberg US Government/Credit Index, 25% S&P 500® Index, 13% Bloomberg Long Government Credit Index, 5% MSCI EAFE Index and 5% Russell 2000® Index.

(C) The Bloomberg US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Bloomberg Long Government Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management styles.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Derivatives involve special risks and costs and may result in losses to the Portfolio. Using derivatives exposes the Portfolio to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,031.40	$4.71	$1,020.60	$4.69	0.92%
Service Class	1,000.00	1,029.90	5.99	1,019.30	5.95	1.17

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Repurchase Agreement	31.2%
U.S. Government Obligations	28.2
Corporate Debt Securities	25.1
U.S. Government Agency Obligations	19.7
Asset-Backed Securities	4.8
Mortgage-Backed Securities	3.8
Foreign Government Obligations	3.1
Municipal Government Obligations	0.6
Exchange-Traded Options Purchased	0.5
Short-Term U.S. Government Obligations	0.3
Loan Assignment	0.1
Other Investment Company	0.1
U.S. Government Agency Obligations Sold Short	(2.1)
Net Other Assets (Liabilities) ^	(15.4)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	7.27
Duration †	5.06

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 4.8%
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL2, Class A,
1-Month Term SOFR + 1.21%, 6.58% (A), 05/15/2036 (B)	$300,000	$298,096
Series 2022-FL1, Class A,
1-Month SOFR Average + 1.45%, 6.79% (A), 01/15/2037 (B)	400,000	397,511
Avis Budget Rental Car Funding AESOP LLC
Series 2023-3A, Class A,
5.44%, 02/22/2028 (B)	600,000	605,212
Series 2023-5A, Class A,
5.78%, 04/20/2028 (B)	300,000	303,759
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2, 1-Month Term SOFR + 1.31%, 6.67% (A), 01/25/2045	25,445	25,953
Birch Grove CLO Ltd. Series 19A, Class AR, 3-Month Term SOFR + 1.39%, 6.78% (A), 06/15/2031 (B)	580,574	580,849
BMW Canada Auto Trust Series 2023-1A, Class A1, 5.43%, 01/20/2026 (B)	CAD 186,754	140,765
Citizens Auto Receivables Trust Series 2023-1, Class A4, 5.78%, 10/15/2030 (B)	$ 600,000	613,822
DLLMT LLC Series 2023-1A, Class A2, 5.78%, 11/20/2025 (B)	200,000	200,028
Exeter Automobile Receivables Trust Series 2023-3A, Class A2, 6.11%, 09/15/2025	495,676	495,794
Ford Credit Auto Owner Trust Series 2023-A, Class A2B, 1-Month SOFR Average + 0.72%, 6.06% (A), 03/15/2026	453,848	454,704
FORT CRE Issuer LLC Series 2022-FL3, Class A, 1-Month SOFR Average + 1.85%, 7.19% (A), 02/23/2039 (B)	400,000	390,587
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month Term SOFR + 1.18%, 6.18% (A), 06/25/2035	183,201	174,976
GM Financial Automobile Leasing Trust Series 2023-2, Class A2B, 1-Month SOFR Average + 0.82%, 6.16% (A), 10/20/2025	252,584	253,022
Kubota Credit Owner Trust Series 2023-1A, Class A2, 5.40%, 02/17/2026 (B)	563,910	563,103
LFT CRE Ltd. Series 2021-FL1, Class A, 1-Month Term SOFR + 1.28%, 6.65% (A), 06/15/2039 (B)	400,000	394,411

	Principal	Value
ASSET-BACKED SECURITIES (continued)
LoanCore Issuer Ltd. Series 2022-CRE7, Class A, 1-Month SOFR Average + 1.55%, 6.89% (A), 01/17/2037 (B)	$ 500,000	$ 494,034
Marble Point CLO X Ltd. Series 2017-1A, Class AR, 3-Month Term SOFR + 1.30%, 6.70% (A), 10/15/2030 (B)	208,271	208,176
MASTR Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month Term SOFR + 0.94%, 6.30% (A), 10/25/2034	156,489	149,057
Merrill Lynch Mortgage Investors Trust Series 2004-WMC5, Class M1, 1-Month Term SOFR + 1.04%, 6.40% (A), 07/25/2035	111,847	110,817
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month SOFR Average + 0.81%, 6.15% (A), 12/26/2031 (B)	2,617	2,613
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month SOFR Average + 1.06%, 6.40% (A), 11/25/2065 (B)	119,967	118,857
Romark CLO Ltd. Series 2017-1A, Class A1R, 3-Month Term SOFR + 1.29%, 6.70% (A), 10/23/2030 (B)	326,001	325,904
Santander Drive Auto Receivables Trust Series 2023-2, Class A2, 5.87%, 03/16/2026	153,971	153,999
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month Term SOFR + 1.56%, 6.93% (A), 02/17/2032 (B)	96,641	96,732
STWD Ltd. Series 2022-FL3, Class A, 1-Month SOFR Average + 1.35%, 6.69% (A), 11/15/2038 (B)	400,000	391,796
TRTX Issuer Ltd. Series 2022-FL5, Class A, 1-Month SOFR Average + 1.65%, 6.99% (A), 02/15/2039 (B)	500,000	491,201
VMC Finance LLC Series 2022-FL5, Class A, 1-Month SOFR Average + 1.90%, 7.24% (A), 02/18/2039 (B)	400,000	394,806

Total Asset-Backed Securities (Cost $8,862,845)		8,830,584

CORPORATE DEBT SECURITIES - 25.1%
Aerospace & Defense - 0.1%
Spirit AeroSystems, Inc. 3.85%, 06/15/2026	200,000	192,194

Automobiles - 0.6%
Ford Motor Credit Co. LLC 6.80%, 05/12/2028	200,000	209,029
Hyundai Capital America 3-Month SOFR + 1.15%, 6.50% (A), 08/04/2025 (B)	400,000	399,824

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
Nissan Motor Acceptance Co. LLC 2.00%, 03/09/2026 (B)	$ 200,000	$ 183,845
Nissan Motor Co. Ltd. 4.35%, 09/17/2027 (B)	400,000	382,922

		1,175,620

Banks - 6.7%
Banco de Credito del Peru SA 4.65%, 09/17/2024 (B)	PEN 1,300,000	340,875
Banco Santander SA 3.49%, 05/28/2030	$ 200,000	180,066
Bank Leumi Le-Israel BM 5.13%, 07/27/2027 (C)	300,000	294,604
Bank of America Corp. Fixed until 09/15/2026, 5.93% (A), 09/15/2027	300,000	306,225
Barclays PLC Fixed until 09/13/2033, 6.69% (A), 09/13/2034	200,000	214,127
CaixaBank SA Fixed until 09/13/2026, 6.68% (A), 09/13/2027 (B)	200,000	205,103
Citigroup, Inc. 4.40%, 06/10/2025	300,000	296,141
Deutsche Bank AG Fixed until 11/24/2025, 2.13% (A), 11/24/2026 (D)	200,000	187,508
Freedom Mortgage Corp. 12.00%, 10/01/2028 (B)	100,000	109,213
Goldman Sachs Group, Inc. 3-Month Term SOFR + 2.01%, 7.40% (A), 10/28/2027	700,000	712,712
HSBC Holdings PLC
Fixed until 08/11/2032, 5.40% (A), 08/11/2033	400,000	402,466
Fixed until 03/09/2033, 6.25% (A), 03/09/2034	400,000	426,002
Fixed until 11/03/2027, 7.39% (A), 11/03/2028	300,000	321,707
ING Groep NV Fixed until 09/11/2033, 6.11% (A), 09/11/2034	200,000	210,052
Intesa Sanpaolo SpA 6.63%, 06/20/2033 (B)	200,000	205,418
JPMorgan Chase & Co. Fixed until 06/01/2033, 5.35% (A), 06/01/2034	500,000	507,628
KBC GROUP NV Fixed until 09/21/2033, 6.32% (A), 09/21/2034 (B)	200,000	211,635
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	195,646
4.55%, 08/16/2028	1,000,000	984,444
Mitsubishi UFJ Financial Group, Inc. 2.05%, 07/17/2030	500,000	421,419
Mizuho Financial Group, Inc. Fixed until 09/13/2027, 5.41% (A), 09/13/2028	500,000	507,035

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
NatWest Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	$ 400,000	$ 393,099
Fixed until 09/30/2027, 5.52% (A), 09/30/2028	400,000	402,489
Santander Holdings USA, Inc. 3.45%, 06/02/2025	400,000	388,238
Santander UK Group Holdings PLC Fixed until 03/15/2031, 2.90% (A), 03/15/2032	200,000	171,107
Societe Generale SA Fixed until 12/14/2025, 1.49% (A), 12/14/2026 (B)	200,000	184,142
Standard Chartered PLC
Fixed until 07/06/2026, 6.19% (A), 07/06/2027 (B)	200,000	203,295
Fixed until 01/09/2028, 6.30% (A), 01/09/2029 (B)	300,000	307,437
Stichting AK Rabobank Certificaten 6.50% (E), 12/29/2049 (C) (F)	EUR 420,200	463,694
Swedbank AB 6.14%, 09/12/2026 (B)	$ 200,000	203,952
Synchrony Bank 5.40%, 08/22/2025	300,000	295,533
UBS Group AG
3.75%, 03/26/2025	900,000	881,839
4.13%, 09/24/2025 (B)	200,000	195,642
Fixed until 08/05/2026, 4.70% (A), 08/05/2027 (B)	400,000	394,459
UniCredit SpA Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	350,000	329,144
US Bancorp Fixed until 06/10/2033, 5.84% (A), 06/12/2034	100,000	103,352
Wells Fargo & Co. Fixed until 06/17/2026, 3.20% (A), 06/17/2027	300,000	286,780

		12,444,228

Beverages - 0.1%
Bacardi Ltd.
4.70%, 05/15/2028 (B)	150,000	147,082
5.15%, 05/15/2038 (B)	100,000	95,314

		242,396

Biotechnology - 0.2%
Amgen, Inc. 4.40%, 05/01/2045	300,000	267,124
Illumina, Inc. 2.55%, 03/23/2031 (G)	100,000	84,630

		351,754

Broadline Retail - 0.1%
Prosus NV 3.26%, 01/19/2027 (B)	300,000	277,071

Capital Markets - 0.7%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	400,000	393,009

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Brighthouse Holdings LLC 6.50% (E), 07/27/2037 (B) (F)	$ 200,000	$ 182,000
Brookfield Finance, Inc. 3.90%, 01/25/2028	500,000	481,639
Nomura Holdings, Inc. 5.84%, 01/18/2028	300,000	306,617

		1,363,265

Chemicals - 0.2%
Axalta Coating Systems LLC 3.38%, 02/15/2029 (B)	200,000	179,643
Sasol Financing USA LLC 5.88%, 03/27/2024	200,000	198,770

		378,413

Commercial Services & Supplies - 0.2%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	200,000	188,352
Quanta Services, Inc. 2.90%, 10/01/2030	300,000	263,972

		452,324

Communications Equipment - 0.2%
Motorola Solutions, Inc. 2.30%, 11/15/2030	400,000	338,278

Consumer Finance - 0.1%
Capital One Financial Corp. Fixed until 06/08/2033, 6.38% (A), 06/08/2034	100,000	103,078

Containers & Packaging - 0.3%
Berry Global, Inc. 4.88%, 07/15/2026 (B)	500,000	491,343

Distributors - 0.3%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	600,000	536,929

Diversified REITs - 0.2%
GLP Capital LP/GLP Financing II, Inc. 5.38%, 04/15/2026	100,000	99,381
Goodman US Finance Five LLC 4.63%, 05/04/2032 (B)	400,000	372,986

		472,367

Diversified Telecommunication Services - 0.1%
Bell Telephone Co. of Canada or Bell Canada 4.30%, 07/29/2049	200,000	171,697

Electric Utilities - 4.5%
AES Corp. 5.45%, 06/01/2028	100,000	101,740
Alabama Power Co.
3.45%, 10/01/2049	300,000	226,424
4.15%, 08/15/2044	100,000	85,891
Arizona Public Service Co. 2.65%, 09/15/2050	100,000	61,619
Black Hills Corp. 1.04%, 08/23/2024	200,000	194,085
CenterPoint Energy Houston Electric LLC 3.35%, 04/01/2051	100,000	76,144
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	200,000	227,243

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Constellation Energy Generation LLC 5.80%, 03/01/2033	$ 400,000	$ 421,152
Duke Energy Progress LLC
4.00%, 04/01/2052	200,000	165,061
5.25%, 03/15/2033	200,000	206,561
Edison International 6.95%, 11/15/2029	100,000	108,639
ENEL Finance International NV 4.63%, 06/15/2027 (B)	400,000	396,167
Entergy Mississippi LLC 2.85%, 06/01/2028	1,100,000	1,016,066
Eversource Energy 5.45%, 03/01/2028	100,000	102,872
Georgia Power Co. 4.70%, 05/15/2032	400,000	399,001
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	400,000	324,969
National Rural Utilities Cooperative Finance Corp. 4.80%, 03/15/2028	100,000	101,222
NextEra Energy Capital Holdings, Inc. 5.05%, 02/28/2033	200,000	200,751
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	200,000	164,818
Pacific Gas & Electric Co.
3.50%, 06/15/2025	120,000	116,267
3.75%, 08/15/2042	100,000	73,592
6.75%, 01/15/2053	700,000	764,260
PacifiCorp 5.50%, 05/15/2054	200,000	196,821
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	600,000	557,145
San Diego Gas & Electric Co. 1.70%, 10/01/2030	300,000	248,231
Southern California Edison Co.
3.90%, 03/15/2043	100,000	82,155
4.00%, 04/01/2047	600,000	491,062
4.05%, 03/15/2042	100,000	84,671
4.65%, 10/01/2043	100,000	91,357
Southwestern Electric Power Co. 6.20%, 03/15/2040	600,000	638,981
WEC Energy Group, Inc. 5.60%, 09/12/2026	100,000	101,805
Xcel Energy, Inc. 4.60%, 06/01/2032	200,000	195,297

		8,222,069

Financial Services - 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	200,000	196,464
Aircastle Ltd. 2.85%, 01/26/2028 (B)	100,000	89,283
Ally Financial, Inc. Fixed until 01/03/2029, 6.85% (A), 01/03/2030	100,000	102,795
Aviation Capital Group LLC 5.50%, 12/15/2024 (B)	300,000	298,314

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
Avolon Holdings Funding Ltd.
2.53%, 11/18/2027 (B)	$ 159,000	$ 140,962
2.88%, 02/15/2025 (B)	100,000	96,465
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	400,000	390,852
Park Aerospace Holdings Ltd. 5.50%, 02/15/2024 (B)	56,000	55,895
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	200,000	197,656

		1,568,686

Gas Utilities - 0.4%
Brooklyn Union Gas Co. 4.63%, 08/05/2027 (B)	300,000	292,693
Southern California Gas Co. 4.13%, 06/01/2048	500,000	422,952

		715,645

Ground Transportation - 0.4%
DAE Funding LLC 2.63%, 03/20/2025 (B)	400,000	383,180
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	306,000	305,023

		688,203

Health Care Providers & Services - 1.5%
AHS Hospital Corp. 5.02%, 07/01/2045	400,000	391,491
Banner Health 1.90%, 01/01/2031	300,000	246,240
Centene Corp.
2.50%, 03/01/2031	200,000	166,582
2.63%, 08/01/2031 (G)	400,000	332,987
CHRISTUS Health 4.34%, 07/01/2028	300,000	293,393
Fresenius Medical Care US Finance III, Inc. 2.38%, 02/16/2031 (B)	200,000	154,895
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	200,000	181,373
HCA, Inc.
4.13%, 06/15/2029	100,000	95,607
5.20%, 06/01/2028	200,000	202,228
Humana, Inc. 5.75%, 03/01/2028	300,000	311,974
Northwell Healthcare, Inc. 3.98%, 11/01/2046	400,000	324,403

		2,701,173

Health Care REITs - 0.1%
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033	200,000	161,685

Hotels, Restaurants & Leisure - 0.3%
Las Vegas Sands Corp. 2.90%, 06/25/2025	200,000	192,195
Marriott International, Inc. 2.85%, 04/15/2031	200,000	173,352
Wynn Macau Ltd. 5.63%, 08/26/2028 (B)	200,000	185,332

		550,879

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Independent Power & Renewable Electricity Producers - 0.1%
NRG Energy, Inc. 2.45%, 12/02/2027 (B)	$ 200,000	$ 180,393

Insurance - 0.6%
Assured Guaranty US Holdings, Inc. 6.13%, 09/15/2028	100,000	105,056
Athene Holding Ltd. 5.88%, 01/15/2034	100,000	101,083
Equitable Financial Life Global Funding 5.50%, 12/02/2025 (B)	200,000	200,039
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	100,000	87,995
GA Global Funding Trust 2.90%, 01/06/2032 (B)	200,000	163,931
Liberty Mutual Group, Inc. 5.50%, 06/15/2052 (B)	300,000	296,596
Reinsurance Group of America, Inc. 6.00%, 09/15/2033	100,000	105,038
Willis North America, Inc. 5.35%, 05/15/2033	100,000	101,104

		1,160,842

Interactive Media & Services - 0.1%
Meta Platforms, Inc. 5.60%, 05/15/2053	100,000	108,909

Media - 0.8%
Charter Communications Operating LLC/ Charter Communications Operating Capital
3.85%, 04/01/2061	200,000	125,300
4.20%, 03/15/2028	500,000	480,494
4.80%, 03/01/2050	300,000	232,517
Comcast Corp. 2.94%, 11/01/2056	672,000	444,293
Cox Communications, Inc. 2.95%, 10/01/2050 (B)	200,000	128,496

		1,411,100

Metals & Mining - 0.1%
Glencore Funding LLC 5.70%, 05/08/2033 (B) (G)	100,000	103,961

Office REITs - 0.1%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	200,000	194,353

Oil, Gas & Consumable Fuels - 1.6%
Aker BP ASA 3.75%, 01/15/2030 (B)	200,000	183,886
Boardwalk Pipelines LP 3.40%, 02/15/2031	400,000	358,376
Cheniere Energy Partners LP 5.95%, 06/30/2033 (B)	200,000	205,182
Enbridge, Inc. 5.70%, 03/08/2033	200,000	208,303
Energy Transfer LP
4.75%, 01/15/2026	40,000	39,747
5.80%, 06/15/2038	500,000	500,142
7.50%, 07/01/2038	100,000	115,990
Enterprise Products Operating LLC 3.20%, 02/15/2052	370,000	270,823
Kinder Morgan, Inc. 7.75%, 01/15/2032	400,000	455,725

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	$ 300,000	$ 298,278
MPLX LP 5.00%, 03/01/2033	100,000	98,094
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	200,000	182,961
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	100,000	108,370
Woodside Finance Ltd. 3.65%, 03/05/2025 (B)	20,000	19,560

		3,045,437

Passenger Airlines - 0.7%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	268,895	242,702
3.25%, 04/15/2030	67,284	58,765
3.50%, 08/15/2033	81,014	68,957
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	123,152	111,512
3.80%, 03/20/2033 (B)	128,137	119,864
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	56,323	51,719
United Airlines Pass-Through Trust
2.88%, 04/07/2030	343,925	307,516
3.10%, 04/07/2030	343,925	300,153

		1,261,188

Pharmaceuticals - 0.5%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,000,000	865,599

Professional Services - 0.1%
Equifax, Inc. 5.10%, 06/01/2028	100,000	100,959

Residential REITs - 0.3%
Essex Portfolio LP 4.00%, 03/01/2029	500,000	477,529

Retail REITs - 0.2%
NNN REIT, Inc. 4.80%, 10/15/2048	500,000	439,315

Semiconductors & Semiconductor Equipment - 0.2%
Broadcom, Inc. 3.19%, 11/15/2036 (B)	300,000	243,447
Micron Technology, Inc. 6.75%, 11/01/2029	100,000	108,185
NXP BV/NXP Funding LLC/NXP USA, Inc. 5.00%, 01/15/2033 (G)	100,000	100,368

		452,000

Software - 0.4%
Oracle Corp.
2.95%, 05/15/2025	290,000	281,509
4.90%, 02/06/2033	400,000	398,833

		680,342

Specialized REITs - 0.8%
American Tower Corp.
4.00%, 06/01/2025	300,000	294,672
4.05%, 03/15/2032	300,000	281,365

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Specialized REITs (continued)
VICI Properties LP 4.75%, 02/15/2028	$ 300,000	$ 293,816
VICI Properties LP/VICI Note Co., Inc. 3.88%, 02/15/2029 (B)	500,000	459,488
Weyerhaeuser Co. 4.75%, 05/15/2026	100,000	99,556

		1,428,897

Tobacco - 0.2%
BAT Capital Corp. 7.75%, 10/19/2032	100,000	112,923
Imperial Brands Finance PLC 3.50%, 07/26/2026 (B)	200,000	190,859

		303,782

Wireless Telecommunication Services - 0.2%
T-Mobile USA, Inc.
2.25%, 11/15/2031	200,000	166,691
5.05%, 07/15/2033	200,000	201,933
Vodafone Group PLC 5.63%, 02/10/2053	100,000	101,346

		469,970

Total Corporate Debt Securities (Cost $49,245,164)		46,283,873

FOREIGN GOVERNMENT OBLIGATIONS - 3.1%
Brazil - 1.0%
Brazil Letras do Tesouro Nacional Series LTN, Zero Coupon, 07/01/2024	BRL 9,600,000	1,880,678

Canada - 0.5%
Province of Quebec 2.50%, 04/20/2026	$ 900,000	864,031

Dominican Republic - 0.2%
Dominican Republic International Bonds 4.88%, 09/23/2032 (B)	400,000	363,740

Indonesia - 0.2%
Perusahaan Penerbit SBSN Indonesia III 4.40%, 06/06/2027 (B)	400,000	397,500

Italy - 0.1%
Cassa Depositi e Prestiti SpA 5.75%, 05/05/2026 (B)	200,000	199,833

Mexico - 0.3%
Mexico Government International Bonds 6.34%, 05/04/2053	200,000	203,604
Mexico Udibonos
Series S,
2.75%, 11/27/2031	MXN 5,264,449	273,032
3.00%, 12/03/2026	558,351	30,510
4.00%, 11/30/2028	2,073,874	119,253

		626,399

Panama - 0.1%
Panama Government International Bonds 6.88%, 01/31/2036	$ 200,000	199,428

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Republic of South Africa - 0.2%
Republic of South Africa Government International Bonds 4.85%, 09/30/2029	$ 300,000	$ 281,094

Romania - 0.5%
Romania Government International Bonds
2.13%, 03/07/2028 (B)	EUR 300,000	300,136
2.63%, 12/02/2040 (B)	100,000	73,963
3.75%, 02/07/2034 (B)	100,000	94,881
5.50%, 09/18/2028 (B)	150,000	169,820
6.38%, 09/18/2033 (B)	150,000	174,646

		813,446

Total Foreign Government Obligations (Cost $5,717,643)		5,626,149

LOAN ASSIGNMENT - 0.1%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61% (H), 10/15/2038 (I)	$ 270,059	237,572

Total Loan Assignment (Cost $267,057)		237,572

MORTGAGE-BACKED SECURITIES - 3.8%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	64,480	59,965
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month Term SOFR + 1.10%, 6.46% (A), 04/15/2036 (B)	500,000	497,853
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 4.61% (A), 05/25/2034	3,391	3,161
Bear Stearns Alt-A Trust Series 2005-7, Class 22A1, 4.73% (A), 09/25/2035	121,888	71,570
BIG Commercial Mortgage Trust Series 2022-BIG, Class A, 1-Month Term SOFR + 1.34%, 6.70% (A), 02/15/2039 (B)	383,431	375,579
ChaseFlex Trust Series 2007-2, Class A1, 1-Month Term SOFR + 0.67%, 6.03% (A), 05/25/2037	145,156	137,954
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	400,000	368,212
DBGS Mortgage Trust Series 2019-1735, Class A, 3.84%, 04/10/2037 (B)	200,000	170,969
DROP Mortgage Trust Series 2021-FILE, Class A, 1-Month Term SOFR + 1.26%, 6.63% (A), 10/15/2043 (B)	200,000	184,750
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 4.21% (A), 07/19/2035	36,280	26,246

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
HERA Commercial Mortgage Ltd. Series 2021-FL1, Class A, 1-Month Term SOFR + 1.16%, 6.52% (A), 02/18/2038 (B)	$ 296,938	$ 291,284
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	600,000	573,085
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (I)	347,316	319,337
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month Term SOFR + 0.79%, 6.15% (A), 04/25/2028	55,608	52,298
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	141,325	133,361
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	900,000	870,768
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month Term SOFR + 0.63%, 5.99% (A), 05/25/2035	7,403	7,135
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	700,000	634,238
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	294,156	276,827
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	132,969	124,466
NYO Commercial Mortgage Trust Series 2021-1290, Class A, 1-Month Term SOFR + 1.21%, 6.57% (A), 11/15/2038 (B)	500,000	461,158
Towd Point Mortgage Funding - Granite4 PLC Series 2019-GR4A, Class A1, SONIA + 1.14%, 6.37% (A), 10/20/2051 (B)	GBP 342,119	436,580
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 12-MTA + 1.05%, 6.06% (A), 08/25/2046	$ 322,106	259,052
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	900,000	682,345

Total Mortgage-Backed Securities (Cost $7,754,726)		7,018,193

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
California - 0.2%
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	364,377

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois - 0.1%
Sales Tax Securitization Corp., Revenue Bonds, Series B, 3.24%, 01/01/2042	$ 400,000	$ 322,069

Louisiana - 0.1%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Series A1, 5.08%, 06/01/2031	92,345	93,030

New York - 0.1%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	300,000	263,136

Texas - 0.1%
Texas Natural Gas Securitization Finance Corp., Revenue Bonds, 5.10%, 04/01/2035	100,000	101,914

Total Municipal Government Obligations (Cost $1,279,882)		1,144,526

U.S. GOVERNMENT AGENCY OBLIGATIONS - 19.7%
Federal Home Loan Mortgage Corp.
4.50%, 08/01/2048 - 08/01/2053	1,206,340	1,175,365
5.00%, 06/01/2053	1,155,665	1,144,481
5.50%, 07/01/2053	996,902	1,002,010
6.00%, 01/01/2053	1,220,299	1,240,355
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.21% (A), 04/25/2028	1,000,000	949,372
Federal Home Loan Mortgage Corp. REMICS
1-Month SOFR Average + 0.46%, 5.33% (A), 01/15/2038	225,437	222,114
1-Month SOFR Average + 0.51%, 5.85% (A), 02/15/2041 - 09/15/2045	124,236	121,984
Federal Home Loan Mortgage Corp. REMICS, Interest Only STRIPS 0.00% (A), 01/15/2038	225,437	11,806
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month SOFR Average + 5.78%, 0.44% (A), 09/15/2043	326,833	31,094
Federal National Mortgage Association
3.50%, 06/01/2045	49,844	46,577
4.00%, 09/01/2048	44,770	43,160
4.50%, 08/01/2053	988,552	959,599
5.00%, 04/01/2053 - 05/01/2053	3,899,069	3,862,220
5.50%, 04/01/2053 - 07/01/2053	1,680,593	1,689,735
6.00%, 07/01/2053	99,990	101,604
Federal National Mortgage Association REMICS 1-Month SOFR Average + 0.66%, 6.00% (A), 02/25/2041	38,915	38,854
Federal National Mortgage Association REMICS, Interest Only STRIPS 3.00%, 03/25/2028	106,389	4,416

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association 4.50%, 11/20/2052	$ 286,942	$ 280,082
Government National Mortgage Association REMICS 1-Month Term SOFR + 0.91%, 6.24% (A), 05/20/2066 - 06/20/2066	1,032,583	1,026,989
Government National Mortgage Association, TBA
3.00%, 02/20/2054 (J)	2,900,000	2,630,025
4.00%, 02/20/2054 (J)	700,000	669,375
Tagua Leasing LLC 1.58%, 11/16/2024	18,265	17,927
Tennessee Valley Authority 3.88%, 03/15/2028	600,000	597,843
Uniform Mortgage-Backed Security, TBA
2.50%, 02/01/2054 (J)	200,000	170,500
3.00%, 02/01/2054 (J)	3,600,000	3,192,859
3.50%, 02/01/2054 (J)	1,000,000	919,453
4.00%, 01/01/2054 - 02/01/2054 (J)	6,600,000	6,251,695
4.50%, 02/01/2054 (J)	3,500,000	3,398,828
5.50%, 02/01/2054 (J)	3,100,000	3,116,469
6.00%, 02/01/2054 (J)	1,000,000	1,016,133
6.50%, 02/01/2054 (J)	400,000	409,891

Total U.S. Government Agency Obligations (Cost $36,017,891)		36,342,815

U.S. GOVERNMENT OBLIGATIONS - 28.2%
U.S. Treasury - 25.8%
U.S. Treasury Bonds
1.13%, 05/15/2040	270,000	174,741
1.13%, 08/15/2040 (K)	520,000	333,308
1.75%, 08/15/2041	12,400,000	8,659,172
1.88%, 02/15/2041 (K)	4,800,000	3,464,812
2.00%, 11/15/2041	4,100,000	2,977,785
2.25%, 05/15/2041	700,000	535,281
3.00%, 02/15/2048 - 08/15/2048 (K)	2,000,000	1,637,052
3.00%, 08/15/2052	700,000	575,285
3.13%, 11/15/2041 - 05/15/2048 (K)	5,060,000	4,333,415
3.25%, 05/15/2042	1,400,000	1,232,930
3.38%, 08/15/2042	1,300,000	1,163,551
3.63%, 08/15/2043	1,200,000	1,107,328
3.88%, 05/15/2043	900,000	861,187
4.00%, 11/15/2042	3,500,000	3,413,867
4.38%, 05/15/2041 - 08/15/2043 (K)	15,760,000	16,170,925
4.75%, 02/15/2041	950,000	1,030,639

		47,671,278

U.S. Treasury Inflation-Protected Securities - 2.4%
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 01/15/2032	1,331,916	1,172,997
0.63%, 07/15/2032	1,588,425	1,455,332
1.13%, 01/15/2033	1,900,536	1,803,468

		4,431,797

Total U.S. Government Obligations (Cost $58,464,576)		52,103,075

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.3%
U.S. Cash Management Bills 5.45% (L), 02/15/2024 (M)	$ 268,000	$ 267,097
U.S. Treasury Bills
5.34% (L), 02/29/2024 (M)	31,000	30,737
5.47% (L), 01/11/2024	284,000	283,629

Total Short-Term U.S. Government Obligations (Cost $581,365)		581,463

	Shares	Value
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (L)	86,378	86,378

Total Other Investment Company (Cost $86,378)		86,378

	Principal	Value
REPURCHASE AGREEMENT - 31.2%
Fixed Income Clearing Corp., 2.50% (L), dated 12/29/2023, to be repurchased at $57,602,263 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $58,738,083.	$57,586,267	57,586,267

Total Repurchase Agreement (Cost $57,586,267)		57,586,267

Total Investments Excluding Options Purchased (Cost $225,863,794)		215,840,895
Total Options Purchased - 0.5% (Cost $975,525)		912,330

Total Investments Before Securities Sold Short (Cost $226,839,319)		216,753,225

	Principal	Value
TBA SHORT COMMITMENTS - (2.1)%
U.S. GOVERNMENT AGENCY OBLIGATIONS - (2.1)%
Uniform Mortgage-Backed Security, TBA
4.00%, 01/01/2054 (J)	$(900,000)	$(852,293)
4.50%, 02/01/2054 (J)	(1,100,000)	(1,068,203)
5.50%, 01/01/2054 (J)	(1,950,000)	(1,959,902)

Total U.S. Government Agency Obligations (Proceeds $(3,835,082))		(3,880,398)

Total TBA Short Commitments (Proceeds $(3,835,082))		(3,880,398)

Net Other Assets (Liabilities), Net of Securities Sold Short - (15.4)%		(28,412,456)

Net Assets - 100.0%		$184,460,371

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (8.8)% (N)
Bank of Nova Scotia, 5.51% (L), dated 12/14/2023, to be repurchased at $(337,958) on 01/04/2024. Collateralized by a U.S. Government Obligation, 1.75%, due 08/15/2041, and with a value of $(352,592).	$(336,875)	$(337,803)
Deutsche Bank Securities, Inc., 5.48% (L), dated 11/20/2023, to be repurchased at $(10,642,454) on 01/11/2024. Collateralized by a U.S. Government Obligation, 4.38%, due 08/15/2043, and with a value of $(11,558,327).	(10,558,875)	(10,626,381)
Deutsche Bank Securities, Inc., 5.49% (L), dated 12/18/2023 - 12/20/2023, to be repurchased at $(3,356,979) on 01/11/2024. Collateralized by U.S. Government Obligations, 1.75% - 4.38%, due 08/15/2041 - 08/15/2043, and with a total value of $(3,368,367).	(3,345,430)	(3,351,877)
Wood Gundy, Inc., 5.47% (L), dated 12/15/2023, to be repurchased at $(1,906,824) on 01/04/2024. Collateralized by a U.S. Government Obligation, 1.75%, due 08/15/2041, and with a value of $(1,974,516).	(1,901,047)	(1,905,958)

Total Reverse Repurchase Agreements	$(16,142,227)	$(16,222,019)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	4,050.00	12/20/2024	USD	51,991,147	109	$975,525	$912,330

OVER-THE-COUNTER OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - Uniform Mortgage-Backed Security, TBA	BOA	USD	101.09	02/06/2024	USD	30,483,990	300,000	$(1,195)	$(2,426)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 10-Year	JPM	1-Year USD-SOFR	Receive	3.17%	01/29/2024	USD	400,000	$(1,730)	$(1,161)
Call - 10-Year	JPM	1-Year USD-SOFR	Receive	3.35	01/18/2024	USD	200,000	(990)	(937)
Call - 10-Year	MSC	1-Year USD-SOFR	Receive	3.46	01/08/2024	USD	100,000	(485)	(534)
Call - 10-Year	BNP	1-Year USD-SOFR	Receive	3.49	01/08/2024	USD	100,000	(459)	(697)
Call - 10-Year	GSB	1-Year USD-SOFR	Receive	3.56	01/05/2024	USD	500,000	(2,562)	(4,722)
Call - 10-Year	MSC	1-Year USD-SOFR	Receive	3.60	01/12/2024	USD	200,000	(915)	(2,794)
Call - 10-Year	GSB	1-Year USD-SOFR	Receive	3.65	01/04/2024	USD	300,000	(1,365)	(4,518)
Put - 10-Year	JPM	1-Year USD-SOFR	Pay	3.62	01/29/2024	USD	400,000	(1,730)	(2,205)
Put - 10-Year	JPM	1-Year USD-SOFR	Pay	3.75	01/18/2024	USD	200,000	(990)	(320)
Put - 10-Year	MSC	1-Year USD-SOFR	Pay	3.96	01/08/2024	USD	100,000	(485)	(3)
Put - 10-Year	BNP	1-Year USD-SOFR	Pay	3.99	01/08/2024	USD	100,000	(459)	(2)
Put - 10-Year	GSB	1-Year USD-SOFR	Pay	4.01	01/05/2024	USD	500,000	(2,563)	(1)
Put - 10-Year	MSC	1-Year USD-SOFR	Pay	4.05	01/12/2024	USD	200,000	(915)	(7)

Total								$(15,648)	$(17,901)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(16,843)	$(20,327)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (O)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (P)	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
AT&T, Inc.	1.00%	Quarterly	06/20/2028	0.75%	USD	400,000	$4,298	$(2,107)	$6,405
Verizon Communications, Inc.	1.00	Quarterly	12/20/2028	0.84	USD	200,000	2,398	(470)	2,868

Total							$6,696	$(2,577)	$9,273

Credit Default Swap Agreements on Credit Indices - Sell Protection (O)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 40	1.00%	Quarterly	12/20/2028	USD	300,000	$(8,592)	$(14,110)	$5,518

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	300,000	$(12,207)	$—	$(12,207)
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	1,200,000	(48,169)	268	(48,437)
3-Month USD-SOFR	Pay	1.44	Semi-Annually/Quarterly	07/21/2031	USD	1,400,000	219,264	(205)	219,469
3-Month USD-SOFR	Pay	1.49	Semi-Annually/Quarterly	06/23/2031	USD	1,200,000	176,563	—	176,563
3-Month USD-SOFR	Pay	2.00	Semi-Annually/Quarterly	12/15/2051	USD	1,500,000	434,612	(47,681)	482,293
6-Month AUD-BBR-BBSW	Receive	4.75	Semi-Annually	12/20/2033	AUD	5,100,000	34,694	(61,169)	95,863
6-Month CAD-CDOR	Pay	3.50	Semi-Annually	06/01/2032	CAD	1,200,000	(33,128)	(5,582)	(27,546)
6-Month CAD-CDOR	Pay	3.75	Semi-Annually	12/20/2033	CAD	300,000	(12,952)	(1,778)	(11,174)
12-Month USD-SOFR	Pay	1.75	Annually	12/15/2051	USD	1,400,000	398,692	(55,026)	453,718
12-Month USD-SOFR	Receive	3.47	Annually	02/22/2030	USD	1,200,000	(19,214)	—	(19,214)
12-Month USD-SOFR	Receive	3.50	Annually	06/22/2030	USD	800,000	(7,494)	—	(7,494)
12-Month USD-SOFR	Receive	3.75	Annually	07/12/2033	USD	100,000	1,420	—	1,420
12-Month USD-SOFR	Receive	3.76	Annually	08/23/2033	USD	500,000	8,475	—	8,475
12-Month USD-SOFR	Receive	3.95	Annually	09/13/2033	USD	100,000	3,409	—	3,409
12-Month USD-SOFR	Receive	4.15	Annually	10/12/2033	USD	600,000	31,433	—	31,433
12-Month USD-SOFR	Receive	4.17	Annually	09/27/2033	USD	500,000	26,483	—	26,483
12-Month USD-SOFR	Receive	4.22	Annually	10/20/2033	USD	300,000	17,603	—	17,603

Total							$1,219,484	$(171,173)	$1,390,657

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	62	03/28/2024	$12,645,176	$12,766,672	$121,496	$—
5-Year U.S. Treasury Notes	97	03/28/2024	10,324,565	10,551,023	226,458	—
10-Year Canada Government Bonds	13	03/19/2024	1,182,601	1,218,324	35,723	—
10-Year U.S. Treasury Notes	49	03/19/2024	5,351,023	5,531,641	180,618	—
E-Mini Russell 2000® Index	89	03/15/2024	8,472,053	9,112,265	640,212	—
MSCI EAFE Index	82	03/15/2024	8,901,910	9,234,840	332,930	—
S&P 500® E-Mini Index	159	03/15/2024	36,992,187	38,319,000	1,326,813	—

Total					$2,864,250	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year Japan Government Bonds	(5)	03/13/2024	$(5,164,102)	$(5,202,482)	$—	$(38,380)
10-Year U.S. Treasury Ultra Notes	(273)	03/19/2024	(30,786,295)	(32,218,266)	—	(1,431,971)
U.S. Treasury Ultra Bonds	(5)	03/19/2024	(609,797)	(667,969)	—	(58,172)

Total					$—	$(1,528,523)

Total Futures Contracts					$2,864,250	$(1,528,523)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/09/2024	USD	532,156	CHF	457,000	$—	$(11,733)
BNP	01/09/2024	USD	2,205,939	EUR	2,004,000	—	(7,169)
BNP	01/09/2024	JPY	82,200,000	USD	558,416	25,397	—
BNP	02/29/2024	USD	165,951	TWD	5,274,884	—	(7,186)
BNP	03/20/2024	INR	8,988,522	USD	107,463	250	—
BOA	01/09/2024	JPY	81,725,925	USD	553,815	26,631	—
BOA	01/09/2024	NOK	2,083,888	USD	195,990	9,168	—
BOA	01/09/2024	AUD	874,000	USD	578,068	17,698	—
BOA	01/09/2024	GBP	49,000	USD	62,016	445	—
BOA	03/20/2024	INR	2,587,727	USD	30,925	84	—
BOA	03/26/2024	USD	276,004	CNH	1,997,245	—	(5,983)
CITI	01/09/2024	NOK	504,031	USD	47,125	2,497	—
CITI	01/09/2024	CAD	335,000	USD	251,079	1,777	—
CITI	01/22/2024	PLN	1,176,000	USD	295,841	2,945	—
CITI	01/31/2024	USD	284,641	MXN	5,065,803	—	(12,069)
CITI	02/02/2024	BRL	1,202,532	USD	234,439	12,617	—
CITI	03/20/2024	USD	343,040	PEN	1,291,408	—	(5,175)
GSB	01/31/2024	USD	12,014	MXN	208,000	—	(168)
GSB	01/31/2024	MXN	2,460,272	USD	140,252	3,848	—
GSB	02/02/2024	USD	399	BRL	2,038	—	(20)
GSB	07/02/2024	USD	1,911,920	BRL	9,600,000	—	(28,975)
HSBC	01/09/2024	USD	888,204	CAD	1,202,000	—	(19,060)
HSBC	01/09/2024	EUR	280,000	USD	307,442	1,775	—
HSBC	03/20/2024	IDR	2,041,514,206	USD	132,434	36	—
JPM	03/20/2024	IDR	1,676,088,718	USD	108,562	196	—
JPM	03/20/2024	INR	2,694,074	USD	32,225	59	—
JPM	03/26/2024	USD	182,736	CNH	1,317,673	—	(3,304)
SCB	01/09/2024	USD	12,880	CAD	17,000	49	—
SCB	01/09/2024	USD	437,648	GBP	346,000	—	(3,403)
SCB	03/20/2024	USD	297,000	TWD	9,162,450	—	(4,438)
SCB	03/20/2024	INR	5,865,326	USD	70,135	151	—
SCB	03/20/2024	TWD	5,348,396	USD	172,240	3,718	—
SCB	03/26/2024	USD	144,513	CNH	1,046,202	—	(3,198)

Total						$109,341	$(111,881)

INVESTMENT VALUATION:

Valuation Inputs (S)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$8,830,584	$—	$8,830,584
Corporate Debt Securities	—	46,283,873	—	46,283,873
Foreign Government Obligations	—	5,626,149	—	5,626,149
Loan Assignment	—	237,572	—	237,572
Mortgage-Backed Securities	—	7,018,193	—	7,018,193
Municipal Government Obligations	—	1,144,526	—	1,144,526
U.S. Government Agency Obligations	—	36,342,815	—	36,342,815
U.S. Government Obligations	—	52,103,075	—	52,103,075
Short-Term U.S. Government Obligations	—	581,463	—	581,463
Other Investment Company	86,378	—	—	86,378
Repurchase Agreement	—	57,586,267	—	57,586,267
Exchange-Traded Options Purchased	912,330	—	—	912,330

Total Investments	$998,708	$215,754,517	$—	$216,753,225

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (S)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$6,696	$—	$6,696
Centrally Cleared Interest Rate Swap Agreements	—	1,352,648	—	1,352,648
Futures Contracts (T)	2,864,250	—	—	2,864,250
Forward Foreign Currency Contracts (T)	—	109,341	—	109,341

Total Other Financial Instruments	$2,864,250	$1,468,685	$—	$4,332,935

LIABILITIES
Securities Sold Short
U.S. Government Agency Obligations	$—	$(3,880,398)	$—	$(3,880,398)

Total Securities Sold Short	$—	$(3,880,398)	$—	$(3,880,398)

Other Financial Instruments
Reverse Repurchase Agreements	$—	$(16,222,019)	$—	$(16,222,019)
Over-the-Counter Options Written	—	(2,426)	—	(2,426)
Over-the-Counter Interest Rate Swaptions Written	—	(17,901)	—	(17,901)
Centrally Cleared Credit Default Swap Agreements	—	(8,592)	—	(8,592)
Centrally Cleared Interest Rate Swap Agreements	—	(133,164)	—	(133,164)
Futures Contracts (T)	(1,528,523)	—	—	(1,528,523)
Forward Foreign Currency Contracts (T)	—	(111,881)	—	(111,881)

Total Other Financial Instruments	$(1,528,523)	$(16,495,983)	$—	$(18,024,506)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $28,902,165, representing 15.7% of the Portfolio’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2023, the total value of Regulation S securities is $758,298, representing 0.4% of the Portfolio’s net assets.
(D)	Restricted security. At December 31, 2023, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Deutsche Bank AG 2.13%, 11/24/2026	11/17/2020	$200,000	$187,508	0.1%

(E)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2023; the maturity dates disclosed are the ultimate maturity dates.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $622,668, collateralized by cash collateral of $86,378 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $549,945. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Fixed rate loan commitment at December 31, 2023.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2023, the total value of securities is $556,909, representing 0.3% of the Portfolio’s net assets.
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2023 was $105,420 at a weighted average interest rate of 3.55%.
(L)	Rates disclosed reflect the yields at December 31, 2023.
(M)	All or a portion of these securities have been segregated as collateral for open over-the-counter options and/or swaptions and forward foreign currency contracts. The total value of such securities is $42,688.
(N)	The average amount of reverse repurchase agreements outstanding during the year ended December 31, 2023 was $1,999,081 at a weighted average interest rate of 7.58%.
(O)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(P)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(Q)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(T)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi (offshore)
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Sol
PLN	Polish Zloty
TWD	Taiwan New Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.
SCB	Standard Chartered Bank

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

PORTFOLIO ABBREVIATIONS:

BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate
CDOR	Canadian Dollar Offered Rate
EAFE	Europe, Australasia and Far East
MTA	Month Treasury Average
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $169,253,052) (including securities loaned of $622,668)	$159,166,958
Repurchase agreement, at value (cost $57,586,267)	57,586,267
Cash collateral pledged at broker for:
Centrally cleared swap agreements	767,000
Futures contracts	3,688,000
Foreign currency, at value (cost $215,876)	209,965
Receivables and other assets:
Investments sold	7,023
When-issued, delayed-delivery, forward and TBA commitments sold	28,685,711
Net income from securities lending	99
Shares of beneficial interest sold	352
Interest	1,248,914
Variation margin receivable on centrally cleared swap agreements	72,219
Unrealized appreciation on forward foreign currency contracts	109,341
Total assets	251,541,849

Liabilities:
TBA short commitments, at value (proceeds $3,835,082)	3,880,398
Cash collateral received upon return of:
Securities on loan	86,378
Cash collateral at broker for:
TBA commitments	790,000
Written options and swaptions, at value (premium received $16,843)	20,327
Reverse repurchase agreements, at value (face value $16,142,227)	16,222,019
Payables and other liabilities:
Investments purchased	14,313
When-issued, delayed-delivery, forward and TBA commitments purchased	45,592,656
Shares of beneficial interest redeemed	38,835
Due to custodian	3,460
Investment management fees	122,003
Distribution and service fees	36,810
Transfer agent costs	210
Trustee and CCO fees	48
Audit and tax fees	43,739
Custody fees	16,008
Legal fees	2,051
Printing and shareholder reports fees	13,714
Other accrued expenses	6,585
Variation margin payable on futures contracts	80,043
Unrealized depreciation on forward foreign currency contracts	111,881
Total liabilities	67,081,478
Net assets	$184,460,371

Net assets consist of:
Capital stock ($0.01 par value)	$193,995
Additional paid-in capital	216,208,217
Total distributable earnings (accumulated losses)	(31,941,841)
Net assets	$184,460,371

Net assets by class:
Initial Class	$8,580,032
Service Class	175,880,339
Shares outstanding:
Initial Class	890,844
Service Class	18,508,625
Net asset value and offering price per share:
Initial Class	$9.63
Service Class	9.50

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Interest income	$8,441,457
Net income from securities lending	7,914
Total investment income	8,449,371

Expenses:
Investment management fees	1,490,087
Distribution and service fees:
Service Class	449,873
Transfer agent costs	2,218
Trustee and CCO fees	8,112
Audit and tax fees	45,531
Custody fees	61,770
Legal fees	31,811
Printing and shareholder reports fees	25,152
Interest expense on sale-buybacks	2,434
Other	29,328
Total expenses	2,146,316

Net investment income (loss)	6,303,055

Net realized gain (loss) on:
Investments	(4,518,269)
Written options and swaptions	75,059
Swap agreements	88,858
Futures contracts	1,877,872
Forward foreign currency contracts	(312,466)
Foreign currency transactions	(56,893)
TBA commitments	(19,892)
Net realized gain (loss)	(2,865,731)

Net change in unrealized appreciation (depreciation) on:
Investments	7,206,599
Securities sold short	(45,316)
Written options and swaptions	(5,817)
Swap agreements	131,458
Futures contracts	2,346,104
Forward foreign currency contracts	49,862
Translation of assets and liabilities denominated in foreign currencies	10,451
Net change in unrealized appreciation (depreciation)	9,693,341
Net realized and change in unrealized gain (loss)	6,827,610
Net increase (decrease) in net assets resulting from operations	$13,130,665

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$6,303,055	$3,194,771
Net realized gain (loss)	(2,865,731)	(23,464,574)
Net change in unrealized appreciation (depreciation)	9,693,341	(25,058,133)
Net increase (decrease) in net assets resulting from operations	13,130,665	(45,327,936)

Dividends and/or distributions to shareholders:
Initial Class	(129,565)	(696,035)
Service Class	(2,194,346)	(14,641,022)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,323,911)	(15,337,057)

Capital share transactions:
Proceeds from shares sold:
Initial Class	329,659	530,551
Service Class	3,075,003	2,525,613
	3,404,662	3,056,164
Dividends and/or distributions reinvested:
Initial Class	129,565	696,035
Service Class	2,194,346	14,641,022
	2,323,911	15,337,057
Cost of shares redeemed:
Initial Class	(1,152,952)	(1,044,152)
Service Class	(27,361,612)	(33,384,271)
	(28,514,564)	(34,428,423)
Net increase (decrease) in net assets resulting from capital share transactions	(22,785,991)	(16,035,202)
Net increase (decrease) in net assets	(11,979,237)	(76,700,195)

Net assets:
Beginning of year	196,439,608	273,139,803
End of year	$184,460,371	$196,439,608

Capital share transactions - shares:
Shares issued:
Initial Class	35,435	51,359
Service Class	335,684	250,234
	371,119	301,593
Shares reinvested:
Initial Class	13,977	73,499
Service Class	239,819	1,565,885
	253,796	1,639,384
Shares redeemed:
Initial Class	(124,107)	(105,228)
Service Class	(2,985,674)	(3,325,560)
	(3,109,781)	(3,430,788)
Net increase (decrease) in shares outstanding:
Initial Class	(74,695)	19,630
Service Class	(2,410,171)	(1,509,441)
	(2,484,866)	(1,489,811)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.09	$11.84	$12.47	$12.32	$10.49

Investment operations:
Net investment income (loss) (A)	0.33	0.17	0.13	0.20	0.24
Net realized and unrealized gain (loss)	0.35	(2.17)	0.41	1.01	1.63
Total investment operations	0.68	(2.00)	0.54	1.21	1.87

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.14)	(0.16)	(0.21)	(0.04)
Net realized gains	—	(0.61)	(1.01)	(0.85)	—
Total dividends and/or distributions to shareholders	(0.14)	(0.75)	(1.17)	(1.06)	(0.04)

Net asset value, end of year	$9.63	$9.09	$11.84	$12.47	$12.32

Total return	7.57%	(17.12)%	4.43%	10.22%	17.86%

Ratio and supplemental data:
Net assets end of year (000’s)	$8,580	$8,782	$11,199	$11,569	$10,796
Expenses to average net assets (B)	0.90%	0.87%	0.87%	0.87%	0.92%
Net investment income (loss) to average net assets	3.58%	1.69%	1.03%	1.61%	2.11%
Portfolio turnover rate (C)	28%	34%	60%	65%	64%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes interest fee on sale-buyback transactions.
(C)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.97	$11.68	$12.31	$12.18	$10.37

Investment operations:
Net investment income (loss) (A)	0.31	0.14	0.09	0.17	0.21
Net realized and unrealized gain (loss)	0.33	(2.13)	0.42	0.99	1.61
Total investment operations	0.64	(1.99)	0.51	1.16	1.82

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.11)	(0.13)	(0.18)	(0.01)
Net realized gains	—	(0.61)	(1.01)	(0.85)	—
Total dividends and/or distributions to shareholders	(0.11)	(0.72)	(1.14)	(1.03)	(0.01)

Net asset value, end of year	$9.50	$8.97	$11.68	$12.31	$12.18

Total return	7.24%	(17.29)%	4.21%	9.89%	17.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$175,880	$187,658	$261,941	$306,221	$284,650
Expenses to average net assets (B)	1.15%	1.12%	1.12%	1.12%	1.17%
Net investment income (loss) to average net assets	3.33%	1.42%	0.78%	1.36%	1.86%
Portfolio turnover rate (C)	28%	34%	60%	65%	64%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes interest fee on sale-buyback transactions.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Reverse repurchase agreements: Reverse repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2023. Open funded loan participations and assignments at December 31, 2023, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at December 31, 2023, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2023, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Open reverse repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2023, the Portfolio earned price drop fee income of $798. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2023, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$86,378	$—	$—	$—	$86,378
Reverse Repurchase Agreements
U.S. Government Obligations	—	16,222,019	—	—	16,222,019
Total Borrowings	$86,378	$16,222,019	$—	$—	$16,308,397

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, credit risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Credit default swaptions: The Portfolio may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Portfolio the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2023 are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2023 are listed within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2023 are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$912,330	$—	$—	$912,330
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	1,352,648	—	—	6,696	—	1,359,344
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	564,295	—	2,299,955	—	—	2,864,250
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	109,341	—	—	—	109,341
Total	$1,916,943	$109,341	$3,212,285	$6,696	$—	$5,245,265

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$(20,327)	$—	$—	$—	$—	$(20,327)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(133,164)	—	—	(8,592)	—	(141,756)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(1,528,523)	—	—	—	—	(1,528,523)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(111,881)	—	—	—	(111,881)
Total	$(1,682,014)	$(111,881)	$—	$(8,592)	$—	$(1,802,487)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)

Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(1,312,164)	$—	$—	$(1,312,164)
Written options and swaptions	75,059	—	—	—	—	75,059
Swap agreements	228,907	—	—	(140,049)	—	88,858
Futures contracts	339,022	—	1,538,850	—	—	1,877,872
Forward foreign currency contracts	—	(312,466)	—	—	—	(312,466)
Total	$642,988	$(312,466)	$226,686	$(140,049)	$—	$417,159

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$37,297	$—	$—	$37,297
Written options and swaptions	(5,817)	—	—	—	—	(5,817)
Swap agreements	33,589	—	—	97,869	—	131,458
Futures contracts	(891,488)	—	3,237,592	—	—	2,346,104
Forward foreign currency contracts	—	49,862	—	—	—	49,862
Total	$(863,716)	$49,862	$3,274,889	$97,869	$—	$2,558,904

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Options:
Average value of option contracts purchased	$637,203
Average value of option contracts written	(1,553)
Average notional value of swaption contracts written	(2,099,095)
Credit default swaps:
Average notional value – buy protection	1,938,461
Average notional value – sell protection	638,462
Interest rate swaps:
Average notional value – pays fixed rate	7,188,300
Average notional value – receives fixed rate	4,315,444
Futures contracts:
Average notional value of contracts – long	78,276,728
Average notional value of contracts – short	(24,478,823)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	3,861,931
Average contract amounts sold – in USD	6,005,319

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$54,026	$(8,409)	$—	$45,617	$8,409	$(8,409)	$—	$—
BNP Paribas	25,647	(25,647)	—	—	26,787	(25,647)	—	1,140
Citibank, N.A.	19,836	(17,244)	—	2,592	17,244	(17,244)	—	—
Goldman Sachs Bank	3,848	(3,848)	—	—	38,404	(3,848)	—	34,556
HSBC Bank USA	1,811	(1,811)	—	—	19,060	(1,811)	—	17,249
JPMorgan Chase Bank, N.A.	255	(255)	—	—	7,927	(255)	—	7,672
Morgan Stanley & Co.	912,330	(3,338)	—	908,992	3,338	(3,338)	—	—
Standard Chartered Bank	3,918	(3,918)	—	—	11,039	(3,918)	—	7,121
Other Derivatives (C)	4,223,594	—	—	4,223,594	1,670,279	—	—	1,670,279

Total	$5,245,265	$(64,470)	$—	$5,180,795	$1,802,487	$(64,470)	$—	$1,738,017

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)

Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS (continued)

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $750 million	0.79%
Over $750 million up to $1.5 billion	0.78
Over $1.5 billion	0.75

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.92%	May 1, 2024
Service Class	1.17	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 19,108,395	$ 32,529,670	$ 27,514,848	$ 5,606,498

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, futures contracts mark-to-market, option contracts mark-to-market, swaps, straddle loss deferrals, premium amortization accruals, interest written off and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 225,288,105	$ 3,468,910	$ (15,375,103)	$ (11,906,193)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 9,920,178	$ 16,131,379

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,323,911	$ —	$ —	$ 9,169,535	$ 6,167,522	$ —

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,281,695	$ —	$ (26,051,557)	$ —	$ (262,692)	$ (11,909,287)

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on December 13-14, 2023, the Board considered the termination of Pacific Investment Management Company LLC (“PIMCO”) as sub-adviser to Transamerica PIMCO Tactical – Balanced VP, Transamerica PIMCO Tactical – Conservative VP and Transamerica PIMCO Tactical – Growth VP (each a “Portfolio” and together, the “Portfolios”) and the approval of the proposed sub-advisory agreement (the “BlackRock Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (“BlackRock”) with respect to each Portfolio, as well as the approval of a revised management fee schedule for each Portfolio, each to take effect on or about May 1, 2024.

Following its review and consideration, the Board determined that the terms of the BlackRock Sub-Advisory Agreement were reasonable and that the termination of PIMCO as sub-adviser to the Portfolios and the approval of the BlackRock Sub-Advisory Agreement on behalf of each Portfolio was in the best interests of the Portfolios and their contract holders. The Board, including the independent members of the Board (the “Independent Board Members”), authorized TAM to terminate the sub-advisory agreements with PIMCO and unanimously approved the BlackRock Sub-Advisory Agreement on behalf of each Portfolio. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for each Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and BlackRock certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed BlackRock Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolios and from BlackRock as part of their regular oversight of other funds sub-advised by BlackRock, and knowledge they gained over time through meeting with TAM and BlackRock. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or BlackRock present and were represented throughout the process by their independent legal counsel. In considering whether to approve the BlackRock Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by BlackRock under the BlackRock Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and BlackRock regarding the operations, facilities, organization and personnel of BlackRock, the ability of BlackRock to perform its duties under the BlackRock Sub-Advisory Agreement, and the proposed changes to the Portfolios’ principal investment strategies. The Board Members further considered that (i) BlackRock is an experienced asset management firm; (ii) TAM is recommending that BlackRock be appointed as sub-adviser to the Portfolios; and (iii) TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on TAM’s assessment of BlackRock’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered BlackRock’s proposed responsibilities and experience with the Portfolios’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the BlackRock Sub-Advisory Agreement nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolios and their contract holders, including compliance services. Based on these and other considerations, the Board Members determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolios and that BlackRock’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolios.

Investment Performance

The Board Members considered BlackRock’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolios for the past 1-, 3- and 5- year periods ended September 29, 2023 as compared to: (i) simulated, back-tested performance results of each Portfolio’s proposed strategy; (ii) each Portfolio’s proposed new secondary blended benchmark; and (iii) each Portfolio’s projected Morningstar peer group median.

Transamerica PIMCO Tactical – Balanced VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Balanced Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board also noted that the Balanced Back-Tested Return outperformed the Morningstar peer group median over the past 5-year period and underperformed the Morningstar peer group median over the past 1- and 3-year periods.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Transamerica PIMCO Tactical – Conservative VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Conservative Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board Members also noted that the Conservative Back-Tested Return outperformed the Morningstar peer group median over the past 1- and 5-year periods and underperformed the Morningstar peer group median over the past 3-year period.

Transamerica PIMCO Tactical – Growth VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Growth Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board Members also noted that the Growth Back-Tested Return outperformed the Morningstar peer group median over the past 1- and 5-year periods and underperformed the Morningstar peer group median over the past 3-year period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by BlackRock, the Board concluded that BlackRock is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for each Portfolio. With respect to each Portfolio, the Board Members noted that the Fee Changes would result in lower management and sub-advisory fees as of September 29, 2023, resulting in immediate savings for current contract holders as well as additional savings as the Portfolios’ assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of each Portfolio, based on assets as of September 29, 2023, and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fee of each of the Portfolios would be above its Morningstar and Lipper peer group medians, and that the total expense ratio of each class of each Portfolio after fee waiver and/or expense reimbursement would be below the applicable Morningstar and Lipper peer group medians.

With respect to each Portfolio, the Board Members considered that the revised asset weighted management fee would be lower than the current management fee at the Portfolio’s current asset level. The Board Members also considered that TAM had negotiated with BlackRock to have the Portfolios’ assets aggregated with the assets of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, each a series of Transamerica Series Trust, for purposes of computing breakpoints in the new sub-advisory fee schedules. In addition, with respect to each Portfolio, the Board considered that BlackRock would voluntarily agree to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the Portfolio and the Portfolio invests all or substantially all of its net assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of each Portfolio is expected to decrease. The Board Members noted that as the Portfolios grow in size, the revised management schedule has the potential to result in additional savings for contract holders.

The Board Members considered the portion of each Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to BlackRock and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with each Portfolio, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of contract holders, and that the expense limit applicable to each class of the Portfolio under this arrangement would be lowered. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule for each Portfolio were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability

With respect to BlackRock, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiations between TAM and BlackRock, which is not affiliated with TAM and would be paid by TAM and not the Portfolios. As a result, the Board did not consider BlackRock’s anticipated profitability to be material to its decision to approve the BlackRock Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets, as of September 29, 2023, there was expected to be an increase in the net management fee retained by TAM for Transamerica PIMCO Tactical – Balanced VP and Transamerica PIMCO Tactical – Conservative VP and a decrease in the net management fee retained by TAM for Transamerica BlackRock PIMCO Tactical – Growth VP. The Board considered TAM’s view that each Portfolio’s revised net management fee would allow TAM to be reasonably compensated for its services.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Conservative VP

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Economies of Scale

In evaluating the extent to which each Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule of each Portfolio would benefit contract holders as the Portfolios grow in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Portfolio to TAM, and the sub-advisory fees payable by TAM to BlackRock, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by BlackRock from its relationship with the Portfolios. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with BlackRock or the Portfolios, and that TAM believes the use of soft dollars by BlackRock is generally appropriate and in the best interests of the Portfolios.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule for each Portfolio and the BlackRock Sub-Advisory Agreement was in the best interests of each Portfolio and its contract holders and voted to approve the revised management fee schedule for each Portfolio and the BlackRock Sub-Advisory Agreement on behalf of each Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

(unaudited)

MARKET ENVIRONMENT

Risk assets gained in the first quarter of 2023 despite Silicon Valley Bank’s (“SVB”) collapse and financial sector concerns. Bond yields fell, and the yield curve inverted further. SVB’s failure caused the 2-year Treasury’s largest three-day slide since 1987, and market volatility increased due to Credit Suisse’s instability and its takeover by UBS. Global stock indices fell, and bond yields rallied due to fears of financial contagion.

In the second quarter of 2023, risk assets gained despite banking sector stress and potential U.S. debt default fears. Bond yields rose due to resilient growth and persistent inflation, and central banks resumed hawkish guidance. Short-dated Treasury bill yields exceeded 5.3% due to U.S. debt default concerns, and 1-year U.S. Treasury default swaps hit a record high. The Federal Reserve (the “Fed”) initially offered dovish rhetoric due to easing inflation, but later signaled two additional rate hikes due to resilient growth and swift banking sector stress resolution.

Economic data surprises in the third quarter led to a decline in risk sentiment as investors feared prolonged high rates. Bond yields rose due to resilient growth and sticky inflation, and central banks maintained hawkish guidance. U.S. 10-year Treasuries’ real yields climbed to over 2% – a post-Great Financial Crisis high – due to resilient growth and the “higher-for-longer” narrative. U.S. core inflation cooled, rising at a 3.9% annual pace in August, while higher energy prices led to the largest headline inflation increase in seven months.

Indications of slowing inflation and a cooling labor market led market participants to price in an accelerated path of rate cuts for 2024, prompting a broad rally across the global bond market in the fourth quarter of 2023. Risk sentiment rebounded in the final quarter of the year, with the MSCI World rising, while the dollar weakened. The Fed paused rate hikes for the third consecutive time. Global developed central banks broadly maintained hawkish stances, with both the European Central Bank and Bank of England signaling that rates would remain restrictive for longer. Meanwhile, the Bank of Japan maintained its negative interest rate policy and left its dovish guidance unchanged.

PERFORMANCE

For the year ended December 31, 2023, Transamerica PIMCO Tactical – Growth VP, Initial Class returned 14.25%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica PIMCO Tactical – Growth VP Blended Benchmark, returned 26.29% and 18.49%, respectively.

STRATEGY REVIEW

With volatility oscillating throughout the year, Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) dynamically adjusted its equity exposure, facilitated using equity futures. The Portfolio entered 2023 underweight equity as volatility was elevated at the end of 2022 driven by geopolitical tension, inflation concerns, and hawkish central banks. The Portfolio was overweight equities during part of the first quarter before adjusting equity exposure to underweight in March 2023 in response to spiking volatility resulting from the banking crisis. In April 2023, the Portfolio re-risked as volatility began its decline to pre-pandemic lows, moving to overweight equity exposure. Despite moving to underweight equity exposure in October in response to volatility driven by rising tensions in the Middle East and heightened inflationary pressures, the Portfolio re-risked in November and remained largely overweight equities through the end of the year.

The Portfolio’s managed volatility strategy detracted from performance. The dynamic equity adjustments detracted from performance as swings in volatility resulted in mistimed equity exposure. The downside risk mitigation strategies, obtained via S&P 500 put option contracts, detracted from performance as the value of those contracts fell. Consistent with managing downside risk, the S&P 500 put option contracts were adequately sized to cover the equity exposure in the Portfolio.

The Portfolio’s fixed income allocations contributed to performance over the year. U.S. duration and yield curve positioning, partially facilitated using futures, interest rate swaps, swaptions, and options, had positive performance over the year. Within a diversified set of spread sectors, contributions from exposure to agency mortgage-backed securities and other securitized credit offset detractions from underweight exposure to investment grade corporate credit, which was partially facilitated using credit default swaps.

Michael Cudzil

Mohit Mittal

Graham Rennison

Paul-James White

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	14.25%	6.51%	4.71%	05/01/2009
S&P 500® Index (A)	26.29%	15.69%	12.03%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	18.49%	10.27%	7.97%
Service Class	13.94%	6.23%	4.44%	05/01/2009

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® Index, 24% Bloomberg US Government/Credit Bond Index, 15% MSCI EAFE Index, 6% Bloomberg Long Government/Credit Index and 5% Russell 2000® Index.

(C) The Bloomberg US Government/Credit Bond Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Portfolio’s tactical asset management discipline may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles. The selection of a tactical asset allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Portfolio may also go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,052.70	$4.86	$1,020.50	$4.79	0.94%
Service Class	1,000.00	1,051.50	6.15	1,019.20	6.06	1.19

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Repurchase Agreement	63.0%
U.S. Government Agency Obligations	12.4
U.S. Government Obligations	12.0
Corporate Debt Securities	12.0
Asset-Backed Securities	2.3
Mortgage-Backed Securities	1.7
Foreign Government Obligations	1.5
Exchange-Traded Options Purchased	1.2
Short-Term U.S. Government Obligations	0.2
Municipal Government Obligations	0.2
Loan Assignment	0.1
Other Investment Company	0.0 *
U.S. Government Agency Obligations Sold Short	(1.2)
Net Other Assets (Liabilities) ^	(5.4)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	3.85
Duration †	2.38

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.
†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 2.3%
Anchorage Capital CLO 6 Ltd. Series 2015-6A, Class ARR, 3-Month Term SOFR + 1.31%, 6.71% (A), 07/15/2030 (B)	$66,839	$66,836
Arbor Realty Commercial Real Estate Notes Ltd.
Series 2021-FL2, Class A,
1-Month Term SOFR + 1.21%, 6.58% (A), 05/15/2036 (B)	200,000	198,731
Series 2022-FL1, Class A,
1-Month SOFR Average + 1.45%, 6.79% (A), 01/15/2037 (B)	200,000	198,755
Avis Budget Rental Car Funding AESOP LLC
Series 2023-3A, Class A,
5.44%, 02/22/2028 (B)	400,000	403,475
Series 2023-5A, Class A,
5.78%, 04/20/2028 (B)	200,000	202,506
BDS LLC Series 2022-FL11, Class ATS, 1-Month Term SOFR + 1.80%, 7.16% (A), 03/19/2039 (B)	200,000	199,415
Birch Grove CLO Ltd. Series 19A, Class AR, 3-Month Term SOFR + 1.39%, 6.78% (A), 06/15/2031 (B)	248,818	248,935
BMW Canada Auto Trust Series 2023-1A, Class A1, 5.43%, 01/20/2026 (B)	CAD 124,503	93,843
Citizens Auto Receivables Trust Series 2023-1, Class A4, 5.78%, 10/15/2030 (B)	$400,000	409,214
DLLMT LLC Series 2023-1A, Class A2, 5.78%, 11/20/2025 (B)	100,000	100,014
Exeter Automobile Receivables Trust Series 2023-3A, Class A2, 6.11%, 09/15/2025	330,450	330,529
Ford Credit Auto Owner Trust Series 2023-A, Class A2B, 1-Month SOFR Average + 0.72%, 6.06% (A), 03/15/2026	226,924	227,352
FORT CRE Issuer LLC Series 2022-FL3, Class A, 1-Month SOFR Average + 1.85%, 7.19% (A), 02/23/2039 (B)	300,000	292,940
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month Term SOFR + 1.18%, 6.18% (A), 06/25/2035	122,134	116,650
GM Financial Automobile Leasing Trust Series 2023-2, Class A2B, 1-Month SOFR Average + 0.82%, 6.16% (A), 10/20/2025	168,389	168,681
Kubota Credit Owner Trust Series 2023-1A, Class A2, 5.40%, 02/17/2026 (B)	281,955	281,552

	Principal	Value
ASSET-BACKED SECURITIES (continued)
LFT CRE Ltd. Series 2021-FL1, Class A, 1-Month Term SOFR + 1.28%, 6.65% (A), 06/15/2039 (B)	$ 200,000	$ 197,205
LoanCore Issuer Ltd. Series 2022-CRE7, Class A, 1-Month SOFR Average + 1.55%, 6.89% (A), 01/17/2037 (B)	300,000	296,420
Louisiana Local Government Environmental Facilities & Community Development Authority Series 2022-ELL, Class A3, 4.28%, 02/01/2036	200,000	194,244
Man GLG Euro CLO VI DAC Series 6A, Class AR, 3-Month EURIBOR + 0.81%, 4.78% (A), 10/15/2032 (B)	EUR 286,451	312,012
MASTR Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month Term SOFR + 0.94%, 6.30% (A), 10/25/2034	$93,893	89,435
Merrill Lynch Mortgage Investors Trust Series 2004-WMC5, Class M1, 1-Month Term SOFR + 1.04%, 6.40% (A), 07/25/2035	74,565	73,878
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month SOFR Average + 0.81%, 6.15% (A), 12/26/2031 (B)	3,926	3,920
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month SOFR Average + 1.06%, 6.40% (A), 11/25/2065 (B)	71,980	71,314
Romark CLO Ltd. Series 2017-1A, Class A1R, 3-Month Term SOFR + 1.29%, 6.70% (A), 10/23/2030 (B)	203,751	203,690
Santander Drive Auto Receivables Trust Series 2023-2, Class A2, 5.87%, 03/16/2026	102,648	102,666
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month Term SOFR + 1.56%, 6.93% (A), 02/17/2032 (B)	57,985	58,039
STWD Ltd. Series 2022-FL3, Class A, 1-Month SOFR Average + 1.35%, 6.69% (A), 11/15/2038 (B)	300,000	293,847
TRTX Issuer Ltd. Series 2022-FL5, Class A, 1-Month SOFR Average + 1.65%, 6.99% (A), 02/15/2039 (B)	300,000	294,721
Vibrant CLO VI Ltd. Series 2017-6A, Class AR, 3-Month Term SOFR + 1.21%, 6.58% (A), 06/20/2029 (B)	41,088	41,052

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
VMC Finance LLC Series 2022-FL5, Class A, 1-Month SOFR Average + 1.90%, 7.24% (A), 02/18/2039 (B)	$ 250,000	$ 246,754

Total Asset-Backed Securities (Cost $6,063,582)		6,018,625

CORPORATE DEBT SECURITIES - 12.0%
Aerospace & Defense - 0.0% (C)
Spirit AeroSystems, Inc. 3.85%, 06/15/2026	100,000	96,097

Automobiles - 0.2%
Hyundai Capital America 3-Month SOFR + 1.15%, 6.50% (A), 08/04/2025 (B)	300,000	299,868
Nissan Motor Acceptance Co. LLC 2.00%, 03/09/2026 (B)	100,000	91,923
Nissan Motor Co. Ltd. 4.35%, 09/17/2027 (B)	200,000	191,461

		583,252

Banks - 3.6%
Bank Leumi Le-Israel BM 5.13%, 07/27/2027 (D)	200,000	196,403
Bank of America Corp. Fixed until 09/15/2026, 5.93% (A), 09/15/2027	200,000	204,150
Barclays PLC Fixed until 09/13/2033, 6.69% (A), 09/13/2034	200,000	214,127
CaixaBank SA Fixed until 09/13/2026, 6.68% (A), 09/13/2027 (B)	200,000	205,103
Citigroup, Inc. 4.40%, 06/10/2025	750,000	740,353
Danske Bank AS Fixed until 09/22/2025, 6.26% (A), 09/22/2026 (B)	200,000	203,478
Deutsche Bank AG Fixed until 11/19/2029, 1.75% (A), 11/19/2030 (D)	EUR 100,000	95,874
Goldman Sachs Group, Inc. 3-Month Term SOFR + 2.01%, 7.40% (A), 10/28/2027	$ 300,000	305,448
HSBC Holdings PLC
Fixed until 08/11/2032, 5.40% (A), 08/11/2033	300,000	301,849
Fixed until 03/09/2033, 6.25% (A), 03/09/2034	200,000	213,001
Fixed until 11/03/2027, 7.39% (A), 11/03/2028	200,000	214,471
ING Groep NV Fixed until 09/11/2033, 6.11% (A), 09/11/2034	200,000	210,052
Intesa Sanpaolo SpA 6.63%, 06/20/2033 (B)	200,000	205,418
Israel Discount Bank Ltd. 5.38%, 01/26/2028 (D)	200,000	193,622

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co. Fixed until 06/01/2033, 5.35% (A), 06/01/2034	$ 300,000	$ 304,577
KKR Group Finance Co. XII LLC 4.85%, 05/17/2032 (B)	200,000	195,937
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	195,646
4.55%, 08/16/2028	600,000	590,667
Mizuho Financial Group, Inc.
Fixed until 05/22/2026, 1.23% (A), 05/22/2027	200,000	182,288
Fixed until 07/06/2028, 5.78% (A), 07/06/2029 (E)	200,000	205,889
Morgan Stanley Fixed until 07/21/2033, 5.42% (A), 07/21/2034	200,000	203,380
NatWest Group PLC
Fixed until 05/22/2027, 3.07% (A), 05/22/2028	200,000	185,863
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	300,000	294,824
Santander Holdings USA, Inc. 3.45%, 06/02/2025	400,000	388,238
Santander UK Group Holdings PLC Fixed until 03/15/2031, 2.90% (A), 03/15/2032	200,000	171,106
Societe Generale SA Fixed until 12/14/2025, 1.49% (A), 12/14/2026 (B)	200,000	184,142
Standard Chartered PLC Fixed until 11/16/2027, 7.77% (A), 11/16/2028 (B)	200,000	216,341
Stichting AK Rabobank Certificaten 6.50% (F), 12/29/2049 (D) (G)	EUR 210,100	231,847
Sumitomo Mitsui Financial Group, Inc. 5.85%, 07/13/2030	$ 200,000	209,895
SVB Financial Group 4.35%, 04/29/2028 (H)	200,000	131,935
Swedbank AB 6.14%, 09/12/2026 (B)	200,000	203,952
UBS Group AG
Fixed until 06/05/2025, 2.19% (A), 06/05/2026 (B)	300,000	285,349
4.28%, 01/09/2028 (B)	300,000	290,574
Fixed until 08/05/2026, 4.70% (A), 08/05/2027 (B)	400,000	394,459
UniCredit SpA Fixed until 09/22/2025, 2.57% (A), 09/22/2026 (B)	350,000	329,144
Wells Fargo & Co.
Fixed until 06/17/2026, 3.20% (A), 06/17/2027	200,000	191,187
Fixed until 07/25/2033, 5.56% (A), 07/25/2034	200,000	204,051

		9,294,640

Beverages - 0.0% (C)
Bacardi Ltd. 4.70%, 05/15/2028 (B)	100,000	98,054

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.1%
Amgen, Inc. 4.40%, 05/01/2045	$ 200,000	$ 178,082
Illumina, Inc. 2.55%, 03/23/2031 (E)	100,000	84,630

		262,712

Capital Markets - 0.5%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	200,000	196,505
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (G)	100,000	91,000
Brookfield Finance, Inc. 3.90%, 01/25/2028 (I)	700,000	674,294
Nomura Holdings, Inc. 2.33%, 01/22/2027	400,000	366,995

		1,328,794

Chemicals - 0.1%
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	298,156

Communications Equipment - 0.1%
Motorola Solutions, Inc. 2.30%, 11/15/2030	200,000	169,139

Containers & Packaging - 0.1%
Berry Global, Inc. 4.88%, 07/15/2026 (B)	200,000	196,537

Distributors - 0.1%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	300,000	268,465

Diversified REITs - 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.38%, 04/15/2026	60,000	59,629
Goodman US Finance Five LLC 4.63%, 05/04/2032 (B)	200,000	186,493

		246,122

Diversified Telecommunication Services - 0.0% (C)
Bell Telephone Co. of Canada or Bell Canada 4.30%, 07/29/2049	100,000	85,848

Electric Utilities - 2.0%
AEP Texas, Inc. 5.25%, 05/15/2052	100,000	96,986
Alabama Power Co. 4.15%, 08/15/2044	200,000	171,782
Arizona Public Service Co. 2.65%, 09/15/2050	100,000	61,619
Black Hills Corp. 6.15%, 05/15/2034	100,000	104,373
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	100,000	113,622
Constellation Energy Generation LLC 5.80%, 03/01/2033	200,000	210,576
Duke Energy Florida LLC 3.40%, 10/01/2046	200,000	150,286
Duke Energy Progress LLC 5.25%, 03/15/2033	100,000	103,280
ENEL Finance International NV 4.63%, 06/15/2027 (B)	200,000	198,084

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Entergy Mississippi LLC 2.85%, 06/01/2028 (I)	$ 700,000	$ 646,587
Eversource Energy 5.45%, 03/01/2028	100,000	102,872
Georgia Power Co.
4.30%, 03/15/2042	100,000	88,722
4.70%, 05/15/2032	200,000	199,500
Liberty Utilities Finance GP 1 2.05%, 09/15/2030 (B)	200,000	162,484
NextEra Energy Capital Holdings, Inc. 5.05%, 02/28/2033	100,000	100,375
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	100,000	82,409
Northern States Power Co. 4.50%, 06/01/2052	100,000	92,440
Pacific Gas & Electric Co.
3.45%, 07/01/2025	250,000	241,977
3.50%, 06/15/2025	110,000	106,578
3.75%, 07/01/2028 - 08/15/2042	450,000	381,538
PacifiCorp 5.50%, 05/15/2054	100,000	98,411
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	400,000	371,430
San Diego Gas & Electric Co. 1.70%, 10/01/2030	100,000	82,744
Southern California Edison Co.
3.90%, 03/15/2043	100,000	82,155
4.00%, 04/01/2047	300,000	245,531
4.65%, 10/01/2043	300,000	274,072
Southwestern Electric Power Co. 6.20%, 03/15/2040	400,000	425,988
WEC Energy Group, Inc. 5.60%, 09/12/2026	100,000	101,805

		5,098,226

Financial Services - 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.88%, 08/14/2024	150,000	147,124
Aviation Capital Group LLC 5.50%, 12/15/2024 (B)	200,000	198,876
Avolon Holdings Funding Ltd.
2.53%, 11/18/2027 (B)	79,000	70,038
2.88%, 02/15/2025 (B)	100,000	96,465
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	200,000	195,426
Park Aerospace Holdings Ltd. 5.50%, 02/15/2024 (B)	28,000	27,948
PennyMac Financial Services, Inc. 5.38%, 10/15/2025 (B)	100,000	98,828

		834,705

Gas Utilities - 0.2%
Brooklyn Union Gas Co. 4.63%, 08/05/2027 (B)	200,000	195,129
Southern California Gas Co. 4.13%, 06/01/2048	300,000	253,771

		448,900

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Ground Transportation - 0.1%
DAE Funding LLC 2.63%, 03/20/2025 (B)	$ 200,000	$ 191,590
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	153,000	152,511

		344,101

Health Care Providers & Services - 0.5%
AHS Hospital Corp. 5.02%, 07/01/2045	200,000	195,745
Centene Corp. 2.50%, 03/01/2031	100,000	83,291
CHRISTUS Health 4.34%, 07/01/2028	200,000	195,596
Fresenius Medical Care US Finance III, Inc. 2.38%, 02/16/2031 (B)	200,000	154,896
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	100,000	90,686
HCA, Inc.
4.13%, 06/15/2029	100,000	95,607
5.20%, 06/01/2028	100,000	101,114
Humana, Inc. 5.75%, 03/01/2028	200,000	207,982
Northwell Healthcare, Inc. 3.98%, 11/01/2046	200,000	162,202
Providence St. Joseph Health Obligated Group 5.40%, 10/01/2033	100,000	102,058

		1,389,177

Health Care REITs - 0.0% (C)
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033	100,000	80,842

Hotels, Restaurants & Leisure - 0.2%
Marriott International, Inc. 2.85%, 04/15/2031	100,000	86,676
Sands China Ltd. 4.30%, 01/08/2026	300,000	288,093

		374,769

Industrial REITs - 0.0% (C)
Rexford Industrial Realty LP 5.00%, 06/15/2028	100,000	100,176

Insurance - 0.2%
Equitable Financial Life Global Funding 5.50%, 12/02/2025 (B)	100,000	100,020
Fairfax Financial Holdings Ltd. 3.38%, 03/03/2031	100,000	87,996
Liberty Mutual Group, Inc. 5.50%, 06/15/2052 (B)	200,000	197,730
Willis North America, Inc. 4.65%, 06/15/2027	200,000	197,929

		583,675

Interactive Media & Services - 0.1%
Meta Platforms, Inc. 5.60%, 05/15/2053	100,000	108,909

IT Services - 0.1%
CGI, Inc. 2.30%, 09/14/2031	200,000	163,696

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media - 0.4%
Charter Communications Operating LLC/ Charter Communications Operating Capital
4.20%, 03/15/2028	$ 300,000	$ 288,296
4.80%, 03/01/2050	200,000	155,011
Comcast Corp. 2.94%, 11/01/2056	941,000	622,143

		1,065,450

Office REITs - 0.1%
Alexandria Real Estate Equities, Inc. 4.50%, 07/30/2029	200,000	194,353

Oil, Gas & Consumable Fuels - 0.7%
Boardwalk Pipelines LP 3.40%, 02/15/2031	200,000	179,188
Cheniere Energy Partners LP 5.95%, 06/30/2033 (B)	100,000	102,591
Enbridge, Inc. 5.70%, 03/08/2033	100,000	104,152
Energy Transfer LP
4.75%, 01/15/2026	400,000	397,470
7.50%, 07/01/2038	50,000	57,995
Enterprise Products Operating LLC 3.20%, 02/15/2052	230,000	168,350
Kinder Morgan, Inc. 7.75%, 01/15/2032	100,000	113,931
Midwest Connector Capital Co. LLC 3.90%, 04/01/2024 (B)	200,000	198,852
Ovintiv, Inc. 7.10%, 07/15/2053	100,000	110,306
Santos Finance Ltd. 6.88%, 09/19/2033 (B)	100,000	106,055
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	100,000	91,481
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	100,000	108,370
Woodside Finance Ltd. 3.65%, 03/05/2025 (B)	10,000	9,780

		1,748,521

Passenger Airlines - 0.3%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	134,447	121,351
3.25%, 04/15/2030	67,284	58,765
3.50%, 08/15/2033	72,913	62,061
British Airways Pass-Through Trust 3.80%, 03/20/2033 (B)	128,137	119,864
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	56,323	51,719
United Airlines Pass-Through Trust
2.88%, 04/07/2030	206,355	184,510
3.10%, 01/07/2030 - 04/07/2030	274,695	242,430

		840,700

Pharmaceuticals - 0.2%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	600,000	519,359

Professional Services - 0.2%
Global Payments, Inc. 4.95%, 08/15/2027	300,000	300,580

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Professional Services (continued)
Moody’s Corp. 3.10%, 11/29/2061	$ 200,000	$ 135,052

		435,632

Residential REITs - 0.1%
Essex Portfolio LP 4.00%, 03/01/2029	300,000	286,517

Retail REITs - 0.1%
NNN REIT, Inc. 4.80%, 10/15/2048	300,000	263,589

Semiconductors & Semiconductor Equipment - 0.1%
Broadcom, Inc. 3.19%, 11/15/2036 (B)	100,000	81,149
Marvell Technology, Inc. 5.75%, 02/15/2029	100,000	103,455
Micron Technology, Inc. 6.75%, 11/01/2029	100,000	108,185

		292,789

Software - 0.5%
Open Text Corp. 6.90%, 12/01/2027 (B)	200,000	207,951
Oracle Corp.
2.95%, 05/15/2025	760,000	737,748
4.90%, 02/06/2033	200,000	199,416

		1,145,115

Specialized REITs - 0.4%
American Tower Corp.
2.10%, 06/15/2030	100,000	84,025
4.00%, 06/01/2025	760,000	746,502
5.55%, 07/15/2033	100,000	103,651
VICI Properties LP 4.38%, 05/15/2025	200,000	196,535

		1,130,713

Tobacco - 0.1%
Philip Morris International, Inc. 5.38%, 02/15/2033	100,000	102,682

Wireless Telecommunication Services - 0.2%
T-Mobile USA, Inc.
5.05%, 07/15/2033	100,000	100,966
6.00%, 06/15/2054	300,000	330,351

		431,317

Total Corporate Debt Securities (Cost $32,835,113)		30,911,729

FOREIGN GOVERNMENT OBLIGATIONS - 1.5%
Brazil - 0.4%
Brazil Letras do Tesouro Nacional Series LTN, Zero Coupon, 07/01/2024	BRL 6,200,000	1,214,605

Canada - 0.2%
Province of Quebec 2.50%, 04/20/2026	$600,000	576,021

Dominican Republic - 0.1%
Dominican Republic International Bonds 4.88%, 09/23/2032 (B)	200,000	181,870

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Indonesia - 0.1%
Perusahaan Penerbit SBSN Indonesia III 4.40%, 06/06/2027 (B)	$ 200,000	$ 198,750

Italy - 0.1%
Cassa Depositi e Prestiti SpA 5.75%, 05/05/2026 (B)	200,000	199,833

Mexico - 0.2%
Mexico Government International Bonds 6.34%, 05/04/2053	200,000	203,604
Mexico Udibonos
Series S,
2.75%, 11/27/2031	MXN 3,350,104	173,747
3.00%, 12/03/2026	319,058	17,435
4.00%, 11/30/2028	1,355,994	77,973

		472,759

Panama - 0.1%
Panama Government International Bonds 6.88%, 01/31/2036	$200,000	199,428

Romania - 0.2%
Romania Government International Bonds
2.75%, 04/14/2041 (B)	EUR 200,000	147,929
5.50%, 09/18/2028 (B)	200,000	226,427
6.38%, 09/18/2033 (B)	200,000	232,861

		607,217

Serbia - 0.1%
Serbia International Bonds 6.25%, 05/26/2028 (B)	$200,000	204,500

Total Foreign Government Obligations (Cost $3,900,947)		3,854,983

LOAN ASSIGNMENT - 0.1%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61% (J), 10/15/2038 (K)	150,033	131,984

Total Loan Assignment (Cost $148,371)		131,984

MORTGAGE-BACKED SECURITIES - 1.7%
Angel Oak Mortgage Trust Series 2020-4, Class A1, 1.47% (A), 06/25/2065 (B)	32,240	29,982
Ashford Hospitality Trust Series 2018-ASHF, Class A, 1-Month Term SOFR + 1.07%, 6.43% (A), 04/15/2035 (B)	123,629	122,068
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month Term SOFR + 1.10%, 6.46% (A), 04/15/2036 (B)	300,000	298,712
Bear Stearns Alt-A Trust Series 2005-7, Class 22A1, 4.73% (A), 09/25/2035	73,133	42,942

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BIG Commercial Mortgage Trust Series 2022-BIG, Class A, 1-Month Term SOFR + 1.34%, 6.70% (A), 02/15/2039 (B)	$ 191,716	$ 187,790
ChaseFlex Trust Series 2007-2, Class A1, 1-Month Term SOFR + 0.67%, 6.03% (A), 05/25/2037	90,097	85,627
COMM Mortgage Trust Series 2018-HOME, Class A, 3.82% (A), 04/10/2033 (B)	300,000	276,159
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1, 4.79% (A), 11/25/2034	21,241	20,351
DROP Mortgage Trust Series 2021-FILE, Class A, 1-Month Term SOFR + 1.26%, 6.63% (A), 10/15/2043 (B)	100,000	92,375
Extended Stay America Trust Series 2021-ESH, Class A, 1-Month Term SOFR + 1.19%, 6.56% (A), 07/15/2038 (B)	280,032	277,398
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 4.21% (A), 07/19/2035	18,140	13,123
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	400,000	382,057
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	198,466	182,478
MASTR Alternative Loan Trust Series 2003-9, Class 4A1, 5.25%, 11/25/2033	52,529	50,896
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month Term SOFR + 0.79%, 6.15% (A), 04/25/2028	35,748	33,620
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	70,663	66,680
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	500,000	483,760
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month Term SOFR + 0.63%, 5.99% (A), 05/25/2035	4,935	4,757
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	400,000	362,422
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1, 2.75% (A), 07/25/2059 (B)	210,111	197,733
Series 2020-RPL1, Class A1, 2.75% (A), 11/25/2059 (B)	88,646	82,977

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
NYO Commercial Mortgage Trust Series 2021-1290, Class A, 1-Month Term SOFR + 1.21%, 6.57% (A), 11/15/2038 (B)	$ 300,000	$ 276,695
Towd Point Mortgage Funding - Granite4 PLC Series 2019-GR4A, Class A1, SONIA + 1.14%, 6.37% (A), 10/20/2051 (B)	GBP 199,569	254,672
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 12-MTA + 1.05%, 6.06% (A), 08/25/2046	$187,895	151,114
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	500,000	379,080

Total Mortgage-Backed Securities (Cost $4,764,684)		4,355,468

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.1%
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	150,000	182,188

New York - 0.1%
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	200,000	175,424

Pennsylvania - 0.0% (C)
Commonwealth Financing Authority, Revenue Bonds, Series A, 2.99%, 06/01/2042	200,000	154,476

Total Municipal Government Obligations (Cost $597,878)		512,088

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.4%
Federal Home Loan Mortgage Corp.
4.50%, 08/01/2048	135,790	134,533
5.50%, 02/01/2053	299,306	301,380
6.00%, 01/01/2053 - 09/01/2053	1,326,410	1,348,151
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.21% (A), 04/25/2028	600,000	569,623
Federal Home Loan Mortgage Corp. REMICS
3.50%, 01/15/2048	739,981	661,679
1-Month SOFR Average + 0.46%, 5.33% (A), 01/15/2038	140,898	138,821
1-Month SOFR Average + 0.51%, 5.85% (A), 02/15/2041 - 09/15/2045	327,427	321,538
Federal Home Loan Mortgage Corp. REMICS, Interest Only STRIPS Zero Coupon, 01/15/2038	140,898	7,379

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) * 1-Month SOFR Average + 5.78%, 0.44% (A), 09/15/2043	$ 192,254	$ 18,290
Federal National Mortgage Association
3.50%, 06/01/2045	49,844	46,577
4.00%, 09/01/2050	1,368,302	1,306,275
4.50%, 03/01/2039 - 07/01/2053	2,054,096	1,995,838
5.50%, 04/01/2053 - 07/01/2053	2,333,486	2,347,041
Federal National Mortgage Association REMICS 1-Month SOFR Average + 0.66%, 6.00% (A), 02/25/2041	22,237	22,202
Federal National Mortgage Association REMICS, Interest Only STRIPS 3.00%, 03/25/2028	63,833	2,649
Government National Mortgage Association 4.50%, 11/20/2052	191,295	186,722
Government National Mortgage Association REMICS 1-Month Term SOFR + 0.91%, 6.24% (A), 05/20/2066 - 06/20/2066	660,073	656,509
Government National Mortgage Association, TBA
3.00%, 02/20/2054 (L)	2,000,000	1,813,810
4.00%, 02/20/2054 (L)	700,000	669,375
Tagua Leasing LLC 1.58%, 11/16/2024	9,132	8,963
Tennessee Valley Authority 3.88%, 03/15/2028	400,000	398,562
Uniform Mortgage-Backed Security, TBA
3.00%, 02/01/2054 (L)	6,600,000	5,853,574
3.50%, 02/01/2054 (L)	700,000	643,617
4.00%, 01/01/2054 - 02/01/2054 (L)	5,400,000	5,114,102
4.50%, 02/01/2054 (L)	2,400,000	2,330,625
5.50%, 02/01/2054 (L)	2,800,000	2,814,875
6.00%, 02/01/2054 (L)	2,000,000	2,032,266
6.50%, 02/01/2054 (L)	400,000	409,891

Total U.S. Government Agency Obligations (Cost $31,987,404)		32,154,867

U.S. GOVERNMENT OBLIGATIONS - 12.0%
U.S. Treasury - 10.9%
U.S. Treasury Bonds
1.13%, 05/15/2040	680,000	440,088
1.38%, 11/15/2040 - 08/15/2050 (M)	7,420,000	4,918,169
1.75%, 08/15/2041	1,700,000	1,187,145
1.88%, 02/15/2041 (I) (M)	3,100,000	2,237,691
1.88%, 02/15/2051 (M)	70,000	44,625
2.00%, 11/15/2041	1,900,000	1,379,949
2.25%, 08/15/2049 (M)	70,000	49,120
2.25%, 02/15/2052	200,000	139,367
2.38%, 02/15/2042	900,000	693,281
2.88%, 11/15/2046 (M)	1,200,000	965,062
2.88%, 05/15/2049 - 05/15/2052	390,000	311,903
3.00%, 02/15/2048 - 02/15/2049 (M)	2,070,000	1,693,477
3.00%, 08/15/2052	1,000,000	821,836
3.13%, 11/15/2041 - 05/15/2048 (M)	2,310,000	1,979,541
3.25%, 05/15/2042	1,800,000	1,585,195

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
3.38%, 08/15/2042	$ 1,400,000	$ 1,253,055
3.63%, 08/15/2043	600,000	553,664
3.88%, 05/15/2043 (M)	1,200,000	1,148,250
4.00%, 11/15/2042 - 11/15/2052	2,020,000	1,974,582
4.38%, 05/15/2041 - 08/15/2043 (M)	4,200,000	4,321,809
4.75%, 02/15/2041	470,000	509,895

		28,207,704

U.S. Treasury Inflation-Protected Securities - 1.1%
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 01/15/2032	776,951	684,248
0.63%, 07/15/2032	1,058,950	970,222
1.13%, 01/15/2033	1,208,493	1,146,770

		2,801,240

Total U.S. Government Obligations (Cost $36,619,612)		31,008,944

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Cash Management Bills 5.45% (N), 02/15/2024	268,000	267,097
U.S. Treasury Bills 5.47% (N), 01/11/2024	254,000	253,668

Total Short-Term U.S. Government Obligations (Cost $520,675)		520,765

	Shares	Value
OTHER INVESTMENT COMPANY - 0.0% (C)
Securities Lending Collateral - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (N)	46,243	46,243

Total Other Investment Company (Cost $46,243)		46,243

	Principal	Value
REPURCHASE AGREEMENT - 63.0%
Fixed Income Clearing Corp., 2.50% (N), dated 12/29/2023, to be repurchased at $162,478,070 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $165,681,687.	$162,432,950	162,432,950

Total Repurchase Agreement (Cost $162,432,950)		162,432,950

Total Investments Excluding Options Purchased (Cost $279,917,459)		271,948,646
Total Options Purchased - 1.2% (Cost $3,338,265)		3,122,010

Total Investments Before Securities Sold Short (Cost $283,255,724)		275,070,656

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
TBA SHORT COMMITMENTS - (1.2)%
U.S. GOVERNMENT AGENCY OBLIGATIONS - (1.2)%
Uniform Mortgage-Backed Security, TBA
4.00%, 01/01/2054 (L)	$(200,000)	$(189,398)
4.50%, 02/01/2054 (L)	(1,100,000)	(1,068,203)
5.50%, 01/01/2054 (L)	(1,900,000)	(1,909,649)

Total U.S. Government Agency Obligations (Proceeds $(3,129,357))		(3,167,250)

Total TBA Short Commitments (Proceeds $(3,129,357))		(3,167,250)

Net Other Assets (Liabilities), Net of Securities Sold Short - (5.4)%		(13,994,605)

Net Assets - 100.0%		$257,908,801

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (2.4)% (O)
Deutsche Bank Securities, Inc., 5.48% (N), dated 11/20/2023, to be repurchased at $(2,205,193) on 01/11/2024. Collateralized by a U.S. Government Obligation, 4.38%, due 08/15/2043, and with a value of $(2,394,969).	$(2,187,875)	$(2,201,863)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued) (O)

Deutsche Bank Securities, Inc., 5.49% (N), dated 12/15/2023, to be repurchased at $(1,455,204) on 01/04/2024. Collateralized by a U.S. Government Obligation, 1.38%, due 11/15/2040, and with a value of $(1,470,257).

	$ (1,451,441)	$ (1,454,540)
Wood Gundy, Inc., 5.47% (N), dated 11/20/2023 - 12/15/2023, to be repurchased at $(2,553,051) on 01/04/2024. Collateralized by U.S. Government Obligations, 1.38% - 3.88%, due 11/15/2040 - 05/15/2043, and with a total value of $(2,691,716).	(2,541,477)	(2,551,893)

Total Reverse Repurchase Agreements	$(6,180,793)	$(6,208,296)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	4,050.00	12/20/2024	USD	177,914,659	373	$3,338,265	$3,122,010

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 10-Year	JPM	1-Year USD-SOFR	Receive	3.17%	01/29/2024	USD	200,000	$(864)	$(581)
Call - 10-Year	JPM	1-Year USD-SOFR	Receive	3.35	01/18/2024	USD	100,000	(495)	(468)
Call - 10-Year	MSC	1-Year USD-SOFR	Receive	3.46	01/08/2024	USD	100,000	(485)	(534)
Call - 10-Year	BNP	1-Year USD-SOFR	Receive	3.49	01/08/2024	USD	200,000	(918)	(1,394)
Call - 10-Year	GSB	1-Year USD-SOFR	Receive	3.56	01/05/2024	USD	200,000	(1,025)	(1,889)
Call - 10-Year	GSB	1-Year USD-SOFR	Receive	3.65	01/04/2024	USD	100,000	(455)	(1,506)
Put - 10-Year	JPM	1-Year USD-SOFR	Pay	3.62	01/29/2024	USD	200,000	(865)	(1,103)
Put - 10-Year	JPM	1-Year USD-SOFR	Pay	3.75	01/18/2024	USD	100,000	(495)	(160)
Put - 10-Year	MSC	1-Year USD-SOFR	Pay	3.96	01/08/2024	USD	100,000	(485)	(3)
Put - 10-Year	BNP	1-Year USD-SOFR	Pay	3.99	01/08/2024	USD	200,000	(918)	(3)
Put - 10-Year	GSB	1-Year USD-SOFR	Pay	4.01	01/05/2024	USD	200,000	(1,025)	—

Total								$(8,030)	$(7,641)

								Premiums (Received)	Value
TOTAL WRITTEN SWAPTIONS								$(8,030)	$(7,641)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (P)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (Q)	Notional Amount (R)		Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
AT&T, Inc.	1.00%	Quarterly	06/20/2028	0.75%	USD	200,000	$2,149	$(1,054)	$3,203
General Motors Co.	5.00	Quarterly	06/20/2028	1.34	USD	100,000	14,840	13,160	1,680

Total							$16,989	$12,106	$4,883

Credit Default Swap Agreements on Credit Indices - Sell Protection (P)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (R)		Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 40	1.00%	Quarterly	12/20/2028	USD	300,000	$(8,591)	$(14,109)	$5,518
North America Investment Grade Index - Series 41	1.00	Quarterly	12/20/2028	USD	4,200,000	83,004	50,773	32,231

Total						$74,413	$36,664	$37,749

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	200,000	$(8,138)	$—	$(8,138)
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	700,000	(28,098)	212	(28,310)
3-Month USD-SOFR	Pay	1.49	Semi-Annually/ Quarterly	06/23/2031	USD	700,000	102,995	—	102,995
3-Month USD-SOFR	Pay	2.00	Semi-Annually/ Quarterly	12/15/2051	USD	800,000	231,793	(25,430)	257,223
6-Month AUD-BBR-BBSW	Receive	4.75	Semi-Annually	12/20/2033	AUD	3,200,000	21,768	(38,878)	60,646
6-Month CAD-CDOR	Pay	3.50	Semi-Annually	06/01/2032	CAD	700,000	(19,325)	(1,278)	(18,047)
6-Month CAD-CDOR	Pay	3.75	Semi-Annually	12/20/2033	CAD	200,000	(8,634)	(1,185)	(7,449)
12-Month USD-SOFR	Pay	1.75	Annually	12/15/2051	USD	900,000	256,302	(35,374)	291,676
12-Month USD-SOFR	Receive	3.47	Annually	02/22/2030	USD	1,000,000	(16,012)	—	(16,012)
12-Month USD-SOFR	Receive	3.75	Annually	07/12/2033	USD	100,000	1,420	—	1,420
12-Month USD-SOFR	Receive	3.76	Annually	08/23/2033	USD	200,000	3,390	—	3,390
12-Month USD-SOFR	Receive	3.95	Annually	09/13/2033	USD	300,000	10,240	—	10,240
12-Month USD-SOFR	Receive	4.15	Annually	10/12/2033	USD	200,000	10,478	—	10,478
12-Month USD-SOFR	Receive	4.17	Annually	09/27/2033	USD	200,000	10,593	—	10,593
12-Month USD-SOFR	Receive	4.22	Annually	10/20/2033	USD	200,000	11,736	—	11,736

Total							$580,508	$(101,933)	$682,441

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	28	03/28/2024	$5,710,725	$5,765,594	$54,869	$—
10-Year Canada Government Bonds	9	03/19/2024	815,077	843,455	28,378	—
10-Year U.S. Treasury Notes	125	03/19/2024	13,595,881	14,111,328	515,447	—
E-Mini Russell 2000® Index	125	03/15/2024	11,908,939	12,798,125	889,186	—
MSCI EAFE Index	345	03/15/2024	37,401,568	38,853,900	1,452,332	—
S&P 500® E-Mini Index	640	03/15/2024	149,150,353	154,240,000	5,089,647	—

Total					$8,029,859	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FUTURES CONTRACTS (continued):

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(26)	03/28/2024	$(2,767,341)	$(2,828,110)	$—	$(60,769)
10-Year Japan Government Bonds	(3)	03/13/2024	(3,096,514)	(3,121,489)	—	(24,975)
10-Year U.S. Treasury Ultra Notes	(178)	03/19/2024	(20,013,926)	(21,006,781)	—	(992,855)
U.S. Treasury Ultra Bonds	(3)	03/19/2024	(365,878)	(400,781)	—	(34,903)

Total					$—	$(1,113,502)

Total Futures Contracts					$8,029,859	$(1,113,502)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/09/2024	USD	14,875	CAD	20,000	$—	$(221)
BNP	01/09/2024	USD	336,528	CHF	289,000	—	(7,420)
BNP	01/09/2024	USD	1,845,988	EUR	1,677,000	—	(5,999)
BNP	01/09/2024	USD	27,948	JPY	4,100,000	—	(1,171)
BNP	01/09/2024	JPY	55,100,000	USD	374,315	17,024	—
BNP	02/29/2024	USD	106,879	TWD	3,397,234	—	(4,628)
BNP	03/20/2024	INR	5,794,192	USD	69,273	161	—
BOA	01/09/2024	JPY	54,655,425	USD	370,372	17,810	—
BOA	01/09/2024	NOK	1,343,666	USD	126,372	5,911	—
BOA	01/09/2024	AUD	549,000	USD	363,111	11,117	—
BOA	03/20/2024	INR	1,668,111	USD	19,935	55	—
BOA	03/26/2024	USD	177,762	CNH	1,286,337	—	(3,854)
CITI	01/09/2024	USD	83,385	DKK	570,000	—	(1,064)
CITI	01/09/2024	NOK	324,992	USD	30,385	1,610	—
CITI	01/09/2024	CAD	236,000	USD	176,880	1,252	—
CITI	01/22/2024	PLN	752,000	USD	189,177	1,883	—
CITI	01/31/2024	USD	177,813	MXN	3,163,814	—	(7,494)
CITI	02/02/2024	BRL	775,186	USD	151,126	8,133	—
CITI	03/20/2024	USD	1,911	PEN	7,193	—	(29)
GSB	01/31/2024	USD	8,029	MXN	139,000	—	(112)
GSB	01/31/2024	MXN	1,585,546	USD	90,387	2,480	—
GSB	02/02/2024	USD	257	BRL	1,314	—	(13)
GSB	07/02/2024	USD	1,234,782	BRL	6,200,000	—	(18,713)
HSBC	01/09/2024	USD	576,372	CAD	780,000	—	(12,368)
HSBC	01/09/2024	EUR	190,000	USD	208,621	1,205	—
HSBC	03/20/2024	IDR	1,316,019,244	USD	85,370	23	—
JPM	03/20/2024	IDR	1,080,452,098	USD	69,982	126	—
JPM	03/20/2024	INR	1,736,664	USD	20,773	38	—
JPM	03/26/2024	USD	117,692	CNH	848,653	—	(2,128)
SCB	01/09/2024	USD	255,506	GBP	202,000	—	(1,987)
SCB	03/20/2024	USD	190,000	TWD	5,861,500	—	(2,839)
SCB	03/20/2024	INR	3,781,038	USD	45,212	97	—
SCB	03/20/2024	TWD	3,445,188	USD	110,949	2,395	—
SCB	03/26/2024	USD	93,075	CNH	673,816	—	(2,060)

Total						$71,320	$(72,100)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$6,018,625	$—	$6,018,625
Corporate Debt Securities	—	30,911,729	—	30,911,729
Foreign Government Obligations	—	3,854,983	—	3,854,983
Loan Assignment	—	131,984	—	131,984
Mortgage-Backed Securities	—	4,355,468	—	4,355,468
Municipal Government Obligations	—	512,088	—	512,088
U.S. Government Agency Obligations	—	32,154,867	—	32,154,867
U.S. Government Obligations	—	31,008,944	—	31,008,944
Short-Term U.S. Government Obligations	—	520,765	—	520,765
Other Investment Company	46,243	—	—	46,243
Repurchase Agreement	—	162,432,950	—	162,432,950
Exchange-Traded Options Purchased	3,122,010	—	—	3,122,010

Total Investments	$3,168,253	$271,902,403	$—	$275,070,656

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$99,993	$—	$99,993
Centrally Cleared Interest Rate Swap Agreements	—	660,715	—	660,715
Futures Contracts (U)	8,029,859	—	—	8,029,859
Forward Foreign Currency Contracts (U)	—	71,320	—	71,320

Total Other Financial Instruments	$8,029,859	$832,028	$—	$8,861,887

LIABILITIES
Securities Sold Short
U.S. Government Agency Obligations	$—	$(3,167,250)	$—	$(3,167,250)

Total Securities Sold Short	$—	$(3,167,250)	$—	$(3,167,250)

Other Financial Instruments
Reverse Repurchase Agreements	$—	$(6,208,296)	$—	$(6,208,296)
Over-the-Counter Interest Rate Swaptions Written	—	(7,641)	—	(7,641)
Centrally Cleared Credit Default Swap Agreements	—	(8,591)	—	(8,591)
Centrally Cleared Interest Rate Swap Agreements	—	(80,207)	—	(80,207)
Futures Contracts (U)	(1,113,502)	—	—	(1,113,502)
Forward Foreign Currency Contracts (U)	—	(72,100)	—	(72,100)

Total Other Financial Instruments	$(1,113,502)	$(6,376,835)	$—	$(7,490,337)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $17,750,306, representing 6.9% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2023, the total value of Regulation S securities is $717,746, representing 0.3% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $254,543, collateralized by cash collateral of $46,243 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $213,840. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2023; the maturity dates disclosed are the ultimate maturity dates.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2023, the value of this security is $131,935, representing 0.1% of the Portfolio’s net assets.
(I)	All or a portion of these securities have been segregated by the custodian as collateral for open TBA commitment transactions. The total value of such securities is $3,048,685.
(J)	Fixed rate loan commitment at December 31, 2023.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2023, the total value of securities is $314,462, representing 0.1% of the Portfolio’s net assets.
(L)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(M)	Securities are subject to sale-buyback transactions. The average amount of sale-buybacks outstanding during the year ended December 31, 2023 was $78,221 at a weighted average interest rate of 5.07%.
(N)	Rates disclosed reflect the yields at December 31, 2023.
(O)	The average amount of reverse repurchase agreements outstanding during the year ended December 31, 2023 was $983,982 at a weighted average interest rate of 5.51%.
(P)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Q)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(R)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(S)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(T)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(U)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi (offshore)
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
PEN	Peruvian Sol
PLN	Polish Zloty

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

CURRENCY ABBREVIATIONS (continued):

TWD	Taiwan New Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co.
SCB	Standard Chartered Bank

PORTFOLIO ABBREVIATIONS:

BBR-BBSW	Bank Bill Swap Reference Rate
CDOR	Canadian Dollar Offered Rate
EAFE	Europe, Australasia and Far East
MTA	Month Treasury Average
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $120,822,774) (including securities loaned of $254,543)	$112,637,706
Repurchase agreement, at value (cost $162,432,950)	162,432,950
Cash collateral pledged at broker for:
Centrally cleared swap agreements	519,000
Futures contracts	10,167,000
Foreign currency, at value (cost $191,087)	187,926
Receivables and other assets:
Investments sold	3,959
When-issued, delayed-delivery, forward and TBA commitments sold	27,904,158
Net income from securities lending	18
Interest	737,369
Variation margin receivable on centrally cleared swap agreements	44,797
Unrealized appreciation on forward foreign currency contracts	71,320
Total assets	314,706,203

Liabilities:
TBA short commitments, at value (proceeds $3,129,357)	3,167,250
Cash collateral received upon return of:
Securities on loan	46,243
Cash collateral at broker for:
TBA commitments	1,083,000
Written options and swaptions, at value (premium received $8,030)	7,641
Reverse repurchase agreements, at value (face value $6,180,793)	6,208,296
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	45,404,422
Shares of beneficial interest redeemed	74,658
Investment management fees	176,530
Distribution and service fees	51,341
Transfer agent costs	291
Trustee and CCO fees	67
Audit and tax fees	42,442
Custody fees	19,335
Legal fees	2,784
Printing and shareholder reports fees	20,566
Other accrued expenses	7,062
Variation margin payable on futures contracts	413,374
Unrealized depreciation on forward foreign currency contracts	72,100
Total liabilities	56,797,402
Net assets	$257,908,801

Net assets consist of:
Capital stock ($0.01 par value)	$268,249
Additional paid-in capital	289,709,357
Total distributable earnings (accumulated losses)	(32,068,805)
Net assets	$257,908,801

Net assets by class:
Initial Class	$11,897,834
Service Class	246,010,967

Shares outstanding:
Initial Class	1,198,591
Service Class	25,626,307

Net asset value and offering price per share:
Initial Class	$9.93
Service Class	9.60

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Interest income	$11,943,607
Net income from securities lending	4,499
Total investment income	11,948,106

Expenses:
Investment management fees	2,109,717
Distribution and service fees:
Service Class	614,532
Transfer agent costs	3,033
Trustee and CCO fees	11,184
Audit and tax fees	44,889
Custody fees	85,049
Legal fees	38,175
Printing and shareholder reports fees	31,887
Interest expense on sale-buybacks	3,840
Other	32,393
Total expenses	2,974,699

Net investment income (loss)	8,973,407

Net realized gain (loss) on:
Investments	(8,121,495)
Written options and swaptions	60,895
Swap agreements	281,790
Futures contracts	16,322,699
Forward foreign currency contracts	(198,763)
Foreign currency transactions	(32,926)
TBA commitments	(37,838)
Net realized gain (loss)	8,274,362

Net change in unrealized appreciation (depreciation) on:
Investments	4,548,852
Written options and swaptions	(4,069)
Swap agreements	(90,782)
Futures contracts	11,733,693
Forward foreign currency contracts	38,546
Translation of assets and liabilities denominated in foreign currencies	5,834
TBA commitments	(38,612)
Net change in unrealized appreciation (depreciation)	16,193,462
Net realized and change in unrealized gain (loss)	24,467,824
Net increase (decrease) in net assets resulting from operations	$33,441,231

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$8,973,407	$2,475,517
Net realized gain (loss)	8,274,362	(42,839,824)
Net change in unrealized appreciation (depreciation)	16,193,462	(23,857,334)
Net increase (decrease) in net assets resulting from operations	33,441,231	(64,221,641)

Dividends and/or distributions to shareholders:
Initial Class	(132,333)	(1,575,334)
Service Class	(2,148,655)	(36,829,970)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,280,988)	(38,405,304)

Capital share transactions:
Proceeds from shares sold:
Initial Class	411,246	611,776
Service Class	3,607,746	1,913,770
	4,018,992	2,525,546
Dividends and/or distributions reinvested:
Initial Class	132,333	1,575,334
Service Class	2,148,655	36,829,970
	2,280,988	38,405,304
Cost of shares redeemed:
Initial Class	(1,359,545)	(779,163)
Service Class	(38,754,388)	(47,567,159)
	(40,113,933)	(48,346,322)
Net increase (decrease) in net assets resulting from capital share transactions	(33,813,953)	(7,415,472)
Net increase (decrease) in net assets	(2,653,710)	(110,042,417)

Net assets:
Beginning of year	260,562,511	370,604,928
End of year	$257,908,801	$260,562,511

Capital share transactions - shares:
Shares issued:
Initial Class	44,407	58,372
Service Class	399,284	198,484
	443,691	256,856
Shares reinvested:
Initial Class	14,048	170,491
Service Class	235,857	4,119,683
	249,905	4,290,174
Shares redeemed:
Initial Class	(146,169)	(78,569)
Service Class	(4,336,503)	(4,758,580)
	(4,482,672)	(4,837,149)
Net increase (decrease) in shares outstanding:
Initial Class	(87,714)	150,294
Service Class	(3,701,362)	(440,413)
	(3,789,076)	(290,119)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023		December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$8.79		$12.30	$12.11		$12.60		$10.34

Investment operations:
Net investment income (loss) (A)	0.35		0.11	(0.00	)(B)	0.12		0.19
Net realized and unrealized gain (loss)	0.90		(2.23)	1.14		0.95		2.07
Total investment operations	1.25		(2.12)	1.14		1.07		2.26

Dividends and/or distributions to shareholders:
Net investment income	(0.11)		—	—		(0.52)		—
Net realized gains	—		(1.39)	(0.95)		(1.04)		—
Total dividends and/or distributions to shareholders	(0.11)		(1.39)	(0.95)		(1.56)		—

Net asset value, end of year	$9.93		$8.79	$12.30		$12.11		$12.60

Total return	14.25%		(17.80)%	9.51%		9.26%		21.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,898		$11,305	$13,976		$13,221		$13,002
Expenses to average net assets	0.92%		0.88%	0.88%		0.89%		0.92%
Net investment income (loss) to average net assets	3.73%		1.11%	(0.00	)%(C)	0.98%		1.67%
Portfolio turnover rate	25	%(D)	32%	38	%(D)	71	%(D)	52	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Rounds to less than 0.01% or (0.01)%.
(D)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023		December 31, 2022	December 31, 2021		December 31, 2020		December 31, 2019
Net asset value, beginning of year	$8.50		$11.98	$11.85		$12.35		$10.16

Investment operations:
Net investment income (loss) (A)	0.31		0.08	(0.03)		0.09		0.16
Net realized and unrealized gain (loss)	0.87		(2.17)	1.11		0.94		2.03
Total investment operations	1.18		(2.09)	1.08		1.03		2.19

Dividends and/or distributions to shareholders:
Net investment income	(0.08)		—	—		(0.49)		—
Net realized gains	—		(1.39)	(0.95)		(1.04)		—
Total dividends and/or distributions to shareholders	(0.08)		(1.39)	(0.95)		(1.53)		–

Net asset value, end of year	$9.60		$8.50	$11.98		$11.85		$12.35

Total return	13.94%		(18.03)%	9.21%		9.09%		21.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$246,011		$249,258	$356,629		$381,949		$383,967
Expenses to average net assets	1.17%		1.13%	1.13%		1.14%		1.17%
Net investment income (loss) to average net assets	3.47%		0.82%	(0.25)%		0.73%		1.42%
Portfolio turnover rate	25	%(B)	32%	38	%(B)	71	%(B)	52	%(B)

(A)	Calculated based on average number of shares outstanding.
(B)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Reverse repurchase agreements: Reverse repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unfunded loan participations at December 31, 2023. Open funded loan participations and assignments at December 31, 2023, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2023, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy,

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Open reverse repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2023, the Portfolio earned price drop fee income of $969. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at December 31, 2023, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$46,243	$—	$—	$—	$46,243
Reverse Repurchase Agreements
U.S. Government Obligations	—	6,208,296	—	—	6,208,296
Total Borrowings	$46,243	$6,208,296	$—	$—	$6,254,539

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, credit risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2023 are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at December 31, 2023 are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2023 are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$3,122,010	$—	$—	$3,122,010
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	660,715	—	—	99,993	—	760,708
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	598,694	—	7,431,165	—	—	8,029,859
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	71,320	—	—	—	71,320
Total	$1,259,409	$71,320	$10,553,175	$99,993	$—	$11,983,897

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$(7,641)	$—	$—	$—	$—	$(7,641)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(80,207)	—	—	(8,591)	—	(88,798)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(1,113,502)	—	—	—	—	(1,113,502)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(72,100)	—	—	—	(72,100)
Total	$(1,201,350)	$(72,100)	$—	$(8,591)	$—	$(1,282,041)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(6,087,449)	$—	$—	$(6,087,449)
Written options and swaptions	60,895	—	—	—	—	60,895
Swap agreements	220,943	—	—	60,847	—	281,790
Futures contracts	253,374	—	16,069,325	—	—	16,322,699
Forward foreign currency contracts	—	(198,763)	—	—	—	(198,763)
Total	$535,212	$(198,763)	$9,981,876	$60,847	$—	$10,379,172

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$284,442	$—	$—	$284,442
Written options and swaptions	(4,069)	—	—	—	—	(4,069)
Swap agreements	(127,206)	—	—	36,424	—	(90,782)
Futures contracts	(482,290)	—	12,215,983	—	—	11,733,693
Forward foreign currency contracts	—	38,546	—	—	—	38,546
Total	$(613,565)	$38,546	$12,500,425	$36,424	$—	$11,961,830

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Options:
Average value of option contracts purchased	$2,418,669
Average value of option contracts written	(815)
Average notional value of swaption contracts written	(1,407,692)
Credit default swaps:
Average notional value – sell protection	4,076,923
Interest rate swaps:
Average notional value – pays fixed rate	3,790,308
Average notional value – receives fixed rate	2,595,329
Futures contracts:
Average notional value of contracts – long	205,474,668
Average notional value of contracts – short	(19,579,088)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	2,694,710
Average contract amounts sold – in USD	4,247,456

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Bank of America, N.A.	$34,893	$(3,854)	$—	$31,039	$3,854	$(3,854)	$—	$—
BNP Paribas	17,185	(17,185)	—	—	20,836	(17,185)	—	3,651
Citibank, N.A.	12,878	(8,587)	—	4,291	8,587	(8,587)	—	—
Goldman Sachs Bank	2,480	(2,480)	—	—	22,233	(2,480)	—	19,753
HSBC Bank USA	1,228	(1,228)	—	—	12,368	(1,228)	—	11,140
JPMorgan Chase Bank, N.A.	164	(164)	—	—	4,439	(164)	—	4,275
Morgan Stanley & Co.	3,122,010	(537)	—	3,121,473	537	(537)	—	—
Standard Chartered Bank	2,492	(2,492)	—	—	6,886	(2,492)	—	4,394
Other Derivatives (C)	8,790,567	—	—	8,790,567	1,202,301	—	—	1,202,301

Total	$11,983,897	$(36,527)	$—	$11,947,370	$1,282,041	$(36,527)	$—	$1,245,514

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Asset class allocation risk: The Portfolio’s investment performance is significantly impacted by the Portfolio’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy or other issuer is incorrect.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.82%
Over $250 million up to $750 million	0.81
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.94%	May 1, 2024
Service Class	1.19	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 15,139,468	$ 14,388,051	$ 16,210,950	$ 3,343,485

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments, swaps, dollar rolls, straddle loss deferrals, option contracts mark-to-market, forward contracts mark-to-market and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 278,748,923	$ 2,016,828	$ (11,278,692)	$ (9,261,864)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 13,349,029	$ 18,320,595

During the year ended December 31, 2023, the capital loss carryforwards utilized are $20,253,815.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,280,988	$ —	$ —	$ 16,108,066	$ 22,297,238	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,021,466	$ —	$ (31,669,624)	$ —	$ (156,669)	$ (9,263,978)

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

APPROVAL OF SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on December 13-14, 2023, the Board considered the termination of Pacific Investment Management Company LLC (“PIMCO”) as sub-adviser to Transamerica PIMCO Tactical – Balanced VP, Transamerica PIMCO Tactical – Conservative VP and Transamerica PIMCO Tactical – Growth VP (each a “Portfolio” and together, the “Portfolios”) and the approval of the proposed sub-advisory agreement (the “BlackRock Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (“BlackRock”) with respect to each Portfolio, as well as the approval of a revised management fee schedule for each Portfolio, each to take effect on or about May 1, 2024.

Following its review and consideration, the Board determined that the terms of the BlackRock Sub-Advisory Agreement were reasonable and that the termination of PIMCO as sub-adviser to the Portfolios and the approval of the BlackRock Sub-Advisory Agreement on behalf of each Portfolio was in the best interests of the Portfolios and their contract holders. The Board, including the independent members of the Board (the “Independent Board Members”), authorized TAM to terminate the sub-advisory agreements with PIMCO and unanimously approved the BlackRock Sub-Advisory Agreement on behalf of each Portfolio. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for each Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and BlackRock certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed BlackRock Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolios and from BlackRock as part of their regular oversight of other funds sub-advised by BlackRock, and knowledge they gained over time through meeting with TAM and BlackRock. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or BlackRock present and were represented throughout the process by their independent legal counsel. In considering whether to approve the BlackRock Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by BlackRock under the BlackRock Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and BlackRock regarding the operations, facilities, organization and personnel of BlackRock, the ability of BlackRock to perform its duties under the BlackRock Sub-Advisory Agreement, and the proposed changes to the Portfolios’ principal investment strategies. The Board Members further considered that (i) BlackRock is an experienced asset management firm; (ii) TAM is recommending that BlackRock be appointed as sub-adviser to the Portfolios; and (iii) TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on TAM’s assessment of BlackRock’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered BlackRock’s proposed responsibilities and experience with the Portfolios’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the BlackRock Sub-Advisory Agreement nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolios and their contract holders, including compliance services. Based on these and other considerations, the Board Members determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolios and that BlackRock’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolios.

Investment Performance

The Board Members considered BlackRock’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolios for the past 1-, 3- and 5- year periods ended September 29, 2023 as compared to: (i) simulated, back-tested performance results of each Portfolio’s proposed strategy; (ii) each Portfolio’s proposed new secondary blended benchmark; and (iii) each Portfolio’s projected Morningstar peer group median.

Transamerica PIMCO Tactical – Balanced VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Balanced Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board also noted that the Balanced Back-Tested Return outperformed the Morningstar peer group median over the past 5-year period and underperformed the Morningstar peer group median over the past 1- and 3-year periods.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Transamerica PIMCO Tactical – Conservative VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Conservative Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board Members also noted that the Conservative Back-Tested Return outperformed the Morningstar peer group median over the past 1- and 5-year periods and underperformed the Morningstar peer group median over the past 3-year period.

Transamerica PIMCO Tactical – Growth VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Growth Back-Tested Return”) outperformed the Portfolio and the blended benchmark over the past 1-, 3- and 5-year periods. The Board Members also noted that the Growth Back-Tested Return outperformed the Morningstar peer group median over the past 1- and 5-year periods and underperformed the Morningstar peer group median over the past 3-year period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by BlackRock, the Board concluded that BlackRock is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for each Portfolio. With respect to each Portfolio, the Board Members noted that the Fee Changes would result in lower management and sub-advisory fees as of September 29, 2023, resulting in immediate savings for current contract holders as well as additional savings as the Portfolios’ assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of each Portfolio, based on assets as of September 29, 2023, and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fee of each of the Portfolios would be above its Morningstar and Lipper peer group medians, and that the total expense ratio of each class of each Portfolio after fee waiver and/or expense reimbursement would be below the applicable Morningstar and Lipper peer group medians.

With respect to each Portfolio, the Board Members considered that the revised asset weighted management fee would be lower than the current management fee at the Portfolio’s current asset level. The Board Members also considered that TAM had negotiated with BlackRock to have the Portfolios’ assets aggregated with the assets of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, each a series of Transamerica Series Trust, for purposes of computing breakpoints in the new sub-advisory fee schedules. In addition, with respect to each Portfolio, the Board considered that BlackRock would voluntarily agree to waive its sub-advisory fees for so long as BlackRock is the sub-adviser to the Portfolio and the Portfolio invests all or substantially all of its net assets in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of each Portfolio is expected to decrease. The Board Members noted that as the Portfolios grow in size, the revised management fee schedule has the potential to result in additional savings for contract holders.

The Board Members considered the portion of each Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to BlackRock and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with each Portfolio, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of contract holders, and that the expense limit applicable to each class of the Portfolio under this arrangement would be lowered. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule for each Portfolio were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability

With respect to BlackRock, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiations between TAM and BlackRock, which is not affiliated with TAM and would be paid by TAM and not the Portfolios. As a result, the Board did not consider BlackRock’s anticipated profitability to be material to its decision to approve the BlackRock Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets, as of September 29, 2023, there was expected to be an increase in the net management fee retained by TAM for Transamerica PIMCO Tactical – Balanced VP and Transamerica PIMCO Tactical – Conservative VP and a decrease in the net management fee retained by TAM for Transamerica PIMCO Tactical – Growth VP. The Board considered TAM’s view that each Portfolio’s revised net management fee would allow TAM to be reasonably compensated for its services.

Transamerica Series Trust	Annual Report 2023

Transamerica PIMCO Tactical – Growth VP

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(unaudited)

Economies of Scale

In evaluating the extent to which each Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule of each Portfolio would benefit contract holders as the Portfolios grow in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Portfolio to TAM, and the sub-advisory fees payable by TAM to BlackRock, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by BlackRock from its relationship with the Portfolios. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with BlackRock or the Portfolios, and that TAM believes the use of soft dollars by BlackRock is generally appropriate and in the best interests of the Portfolios.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule for each Portfolio and the BlackRock Sub-Advisory Agreement was in the best interests of each Portfolio and its contract holders and voted to approve the revised management fee schedule for each Portfolio and the BlackRock Sub-Advisory Agreement on behalf of each Portfolio.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended December 31, 2023 was marked by relatively high inflation, and rising short-term interest rates both in the U.S. and globally. Various market and geopolitical events led to continued rate volatility during the year. The U.S. Federal Reserve (the “Fed”) hiked rates four times in the year. Early in 2023, the regional banking crisis followed by the U.S. government debt ceiling deadline added to rate volatility and tighter short-term liquidity in the market. The war between Israel and Hamas beginning in October 2023 added to global uncertainty and inflation pressures in sectors such as energy. By October 2023, the U.S. 10-year note had reached 5.00%, then fell over the fourth quarter as global equities and bonds rallied and the U.S. Dollar Index (DXY) sold off against major global currencies into the end of the fiscal year.

The Bloomberg US Treasury Inflation Protection Securities Index (the “Index”), which is comprised entirely of U.S. Treasury Inflation Protected Securities (“TIPS”), returned approximately 3.89% in the year. Over the fiscal year, both nominal price appreciation and the inflation factor component of the TIPS bonds contributed to Index returns. Over the same period, global government inflation-linked bond indices saw dramatic dispersion from double digit positives to slight negative returns as inflation abroad outpaced U.S. inflation. The top two performing inflation-linked indices were Italy and Australia, and the bottom two performers were Japan and U.S. TIPS. The outperformance of global government bonds over U.S. TIPS during the year helped boost performance to investments that were underweight U.S. TIPS and overweight non-U.S. government inflation-linked bonds.

PERFORMANCE

For the year ended December 31, 2023, Transamerica PineBridge Inflation Opportunities VP, Initial Class returned 5.67%. By comparison, its primary and secondary benchmarks, the Bloomberg US Treasury Inflation Protected Securities Index and the Bloomberg Global Inflation Linked Bond Index, returned 3.90% and 5.77%, respectively.

STRATEGY REVIEW

Asset allocation was the largest contributor to outperformance compared to the Index for the fiscal year ended December 31, 2023. Transamerica PineBridge Inflation Opportunities VP’s (the “Portfolio”) allocation to corporate bonds in both the industrial and financial sectors contributed to performance. Allocations to inflation linked bonds in Australia, Japan, and New Zealand also contributed to the Portfolio’s performance. More specifically, the Portfolio’s overweight to Japanese inflation-linked bonds was beneficial. Within asset allocation, an allocation to European inflation-linked bonds detracted; however, the primary detractor to performance over the fiscal year versus the Index was security selection among U.S. TIPS.

The sub-adviser continues to allocate to investment grade corporate bonds in inflation related industries and continues to favor out of benchmark inflation linked government bonds from Europe, Japan, and Canada.

During the fiscal year, the Portfolio utilized derivatives. These positions contributed to performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	5.67%	3.13%	2.26%	05/01/2011
Bloomberg US Treasury Inflation Protected Securities Index (A)	3.90%	3.15%	2.42%
Bloomberg Global Inflation Linked Bond Index (B)	5.77%	0.37%	0.81%
Service Class	5.44%	2.87%	2.00%	05/01/2011

(A) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(B) The Bloomberg Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in this investment portfolio pertain only to those securities and not the Portfolio or its yield. Fixed income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value. The price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,030.40	$3.07	$1,022.20	$3.06	0.60%
Service Class	1,000.00	1,028.60	4.35	1,020.90	4.33	0.85

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	48.7%
Foreign Government Obligations	31.7
Corporate Debt Securities	19.1
Asset-Backed Security	0.5
Preferred Stock	0.3
Other Investment Company	0.1
Short-Term Investment Company	0.1
Net Other Assets (Liabilities) ^	(0.5)
Total	100.0%

Portfolio Characteristics	Years
Average Maturity §	7.67
Duration †	6.72

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	48.7%
AAA	15.3
AA	10.4
A	11.9
BBB	12.4
BB	1.1
B	0.1
Not Rated	0.6
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Principal	Value
ASSET-BACKED SECURITY - 0.5%
American Express Credit Account Master Trust Series 2022-3, Class A, 3.75%, 08/15/2027	$625,000	$614,422

Total Asset-Backed Security (Cost $609,106)		614,422

CORPORATE DEBT SECURITIES - 19.1%
Banks - 9.6%
BAC Capital Trust XIV 3-Month Term SOFR + 0.66%, 6.05% (A), 01/16/2024 (B)	779,000	630,990
Banco Santander Chile 3.18%, 10/26/2031 (C)	945,000	818,410
Bank of America Corp.
4.18%, 11/25/2027	476,000	462,982
CPI-YoY + 1.10%, 4.24% (A), 11/19/2024	5,000,000	4,835,250
Citigroup, Inc.
Fixed until 11/03/2031, 2.52% (A), 11/03/2032	490,000	404,650
CPI-YoY + 0.00%, 4.33% (A), 03/27/2025	1,000,000	967,570
Corestates Capital II 3-Month Term SOFR + 0.91%, 6.31% (A), 01/15/2027 (C)	244,000	231,863
Deutsche Bank AG Fixed until 05/28/2031, 3.04% (A), 05/28/2032	400,000	334,855
Goldman Sachs Group, Inc. Fixed until 07/21/2031, 2.38% (A), 07/21/2032	800,000	657,683
HSBC Holdings PLC
Fixed until 03/09/2043, 6.33% (A), 03/09/2044	202,000	218,323
Fixed until 11/03/2032, 8.11% (A), 11/03/2033	497,000	575,339
Intesa Sanpaolo SpA Fixed until 06/01/2041, 4.95% (A), 06/01/2042 (C)	309,000	220,302
Lloyds Banking Group PLC Fixed until 03/06/2028, 5.87% (A), 03/06/2029	203,000	208,111
Mizuho Financial Group, Inc. Fixed until 05/27/2030, 5.74% (A), 05/27/2031	870,000	896,642
Morgan Stanley Fixed until 09/16/2031, 2.48% (A), 09/16/2036	167,000	132,680
NatWest Group PLC Fixed until 08/28/2030, 3.03% (A), 11/28/2035	499,000	414,269

		12,009,919

Chemicals - 1.2%
Albemarle Corp.
4.65%, 06/01/2027	700,000	687,769
5.65%, 06/01/2052	630,000	586,698

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Eastman Chemical Co. 5.75%, 03/08/2033	$ 258,000	$ 266,894

		1,541,361

Commercial Services & Supplies - 0.3%
Triton Container International Ltd. 3.15%, 06/15/2031 (C)	402,000	320,332

Food Products - 0.5%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (C)	670,000	641,876

Hotels, Restaurants & Leisure - 0.6%
Warnermedia Holdings, Inc. 5.14%, 03/15/2052	788,000	679,931

Insurance - 1.1%
Enstar Group Ltd. 3.10%, 09/01/2031	588,000	480,388
Hartford Financial Services Group, Inc. 3-Month Term SOFR + 2.39%, 7.77% (A), 02/12/2067 (C)	1,051,000	901,730

		1,382,118

Metals & Mining - 3.1%
Anglo American Capital PLC 3.88%, 03/16/2029 (C)	1,450,000	1,361,416
BHP Billiton Finance USA Ltd. 4.90%, 02/28/2033	500,000	512,217
Glencore Funding LLC
2.63%, 09/23/2031 (C)	93,000	79,050
2.85%, 04/27/2031 (C)	547,000	473,081
Newmont Corp./Newcrest Finance Pty. Ltd. 5.75%, 11/15/2041 (C)	515,000	531,390
South32 Treasury Ltd. 4.35%, 04/14/2032 (C)	1,013,000	913,234

		3,870,388

Oil, Gas & Consumable Fuels - 2.3%
Apache Corp. 4.25%, 01/15/2030	400,000	376,504
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	874,000	798,888
Energy Transfer LP
4.95%, 05/15/2028	260,000	258,951
3-Month LIBOR + 4.03%, 9.67% (A), 01/16/2024 (B)	755,000	725,037
EnLink Midstream Partners LP 3-Month Term SOFR + 4.37%, 9.76% (A), 01/29/2024 (B)	142,000	129,460
Enterprise Products Operating LLC
3.70%, 01/31/2051	438,000	349,893
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	278,000	265,759

		2,904,492

Semiconductors & Semiconductor Equipment - 0.2%
Broadcom, Inc. 2.60%, 02/15/2033 (C)	300,000	247,605

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Transportation Infrastructure - 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp. 6.20%, 06/15/2030 (C)	$ 175,000	$ 184,085

Total Corporate Debt Securities (Cost $25,739,676)		23,782,107

FOREIGN GOVERNMENT OBLIGATIONS - 31.7%
Australia - 5.0%
Australia Government Bonds
2.50%, 09/20/2030 (D)	AUD 3,775,000	3,922,920
Series 27CI,
0.75%, 11/21/2027 (D)	2,800,000	2,302,361

		6,225,281

Canada - 0.8%
Canada Government Real Return Bonds 4.00%, 12/01/2031	CAD 1,041,318	941,604

France - 4.0%
French Republic Government Bonds OAT
0.70%, 07/25/2030 (D)	EUR 3,106,825	3,534,080
3.15%, 07/25/2032 (D)	1,072,533	1,459,673

		4,993,753

Germany - 4.7%
Deutsche Bundesrepublik Inflation- Linked Bonds
0.10%, 04/15/2026 (D)	3,840,429	4,158,623
0.50%, 04/15/2030 (D)	1,471,370	1,665,073

		5,823,696

Japan - 5.8%
Japan Government CPI-Linked Bonds 0.10%, 03/10/2026 - 03/10/2028	JPY 984,353,300	7,289,088

Mexico - 0.7%
Mexico Government International Bonds 4.28%, 08/14/2041	$1,047,000	864,196

New Zealand - 4.3%
New Zealand Government Inflation-Linked Bonds 2.00%, 09/20/2025 (D)	NZD 6,500,000	5,372,115

United Kingdom - 6.4%
U.K. Inflation-Linked Gilt
0.13%, 03/22/2024 - 03/22/2044 (D)	GBP 5,337,981	6,501,403
1.25%, 11/22/2032 (D)	1,044,024	1,471,718

		7,973,121

Total Foreign Government Obligations (Cost $40,701,407)		39,482,854

U.S. GOVERNMENT OBLIGATIONS - 48.7%
U.S. Treasury Inflation-Protected Securities - 48.7%
U.S. Treasury Inflation-Protected Indexed Bonds
0.13%, 02/15/2051	$1,624,934	1,015,044
0.63%, 02/15/2043	3,546,310	2,787,628

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Protected Indexed Bonds (continued)
0.75%, 02/15/2042 - 02/15/2045	$ 4,339,239	$ 3,434,755
1.00%, 02/15/2046	1,817,914	1,497,294
1.38%, 02/15/2044	1,716,208	1,543,397
1.50%, 02/15/2053	4,968,288	4,539,434
2.00%, 01/15/2026	1,550,180	1,538,569
2.38%, 01/15/2027	3,203,928	3,234,497
3.63%, 04/15/2028	1,141,368	1,223,998
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2024 - 01/15/2032	12,187,574	11,228,335
0.25%, 01/15/2025 - 07/15/2029	4,257,965	3,970,878
0.38%, 07/15/2025 - 07/15/2027	7,001,105	6,693,114
0.50%, 04/15/2024 - 01/15/2028	4,687,458	4,478,098
0.63%, 07/15/2032	2,647,375	2,425,554
0.75%, 07/15/2028	3,432,016	3,288,501
1.13%, 01/15/2033	1,032,900	980,145
1.25%, 04/15/2028	614,430	599,100
1.38%, 07/15/2033	5,318,565	5,173,274
2.38%, 10/15/2028	1,004,510	1,035,914

Total U.S. Government Obligations (Cost $65,246,083)		60,687,529

	Shares	Value
PREFERRED STOCK - 0.3%
Banks - 0.3%
US Bancorp, Series A, 3-Month Term SOFR + 1.28%, 6.68% (A) (E)	500	409,115

Total Preferred Stock (Cost $416,875)		409,115

SHORT-TERM INVESTMENT COMPANY - 0.1%
Money Market Fund - 0.1%
State Street Institutional U.S. Government Money Market Fund, 5.32% (F)	61,196	61,196

Total Short-Term Investment Company (Cost $61,196)		61,196

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (F)	83,475	83,475

Total Other Investment Company (Cost $83,475)		83,475

Total Investments (Cost $132,857,818)		125,120,698
Net Other Assets (Liabilities) - (0.5)%		(578,804)

Net Assets - 100.0%		$124,541,894

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/11/2024	USD	5,331,764	AUD	8,325,000	$—	$(343,420)
JPMS	01/11/2024	USD	876,254	CAD	1,194,100	—	(25,072)
JPMS	01/11/2024	USD	9,730,691	EUR	9,000,000	—	(209,300)
JPMS	01/11/2024	USD	7,130,315	GBP	5,675,000	—	(103,779)
JPMS	01/11/2024	USD	6,954,941	JPY	1,002,708,000	—	(168,966)
JPMS	01/11/2024	USD	4,405,852	NZD	7,500,000	—	(335,413)

Total						$—	$(1,185,950)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$614,422	$—	$614,422
Corporate Debt Securities	—	23,782,107	—	23,782,107
Foreign Government Obligations	—	39,482,854	—	39,482,854
U.S. Government Obligations	—	60,687,529	—	60,687,529
Preferred Stock	409,115	—	—	409,115
Short-Term Investment Company	61,196	—	—	61,196
Other Investment Company	83,475	—	—	83,475

Total Investments	$553,786	$124,566,912	$—	$125,120,698

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(1,185,950)	$—	$(1,185,950)

Total Other Financial Instruments	$—	$(1,185,950)	$—	$(1,185,950)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $6,924,374, representing 5.6% of the Portfolio’s net assets.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2023, the total value of Regulation S securities is $30,387,966, representing 24.4% of the Portfolio’s net assets.
(E)	All or a portion of the security is on loan. The value of the security on loan is $81,823, collateralized by cash collateral of $83,475. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(F)	Rates disclosed reflect the yields at December 31, 2023.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI YoY	Consumer Price Index-Year over Year
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $132,857,818) (including securities loaned of $81,823)	$125,120,698
Foreign currency, at value (cost $704)	715
Receivables and other assets:
Investments sold	622,296
Net income from securities lending	448
Shares of beneficial interest sold	2,299
Dividends	8,530
Interest	515,900
Total assets	126,270,886

Liabilities:
Cash collateral received upon return of:
Securities on loan	83,475
Payables and other liabilities:
Shares of beneficial interest redeemed	320,193
Investment management fees	44,366
Distribution and service fees	26,367
Transfer agent costs	146
Trustee and CCO fees	34
Audit and tax fees	42,687
Custody fees	5,801
Legal fees	1,462
Printing and shareholder reports fees	15,438
Other accrued expenses	3,073
Unrealized depreciation on forward foreign currency contracts	1,185,950
Total liabilities	1,728,992
Net assets	$124,541,894

Net assets consist of:
Capital stock ($0.01 par value)	$125,780
Additional paid-in capital	141,545,140
Total distributable earnings (accumulated losses)	(17,129,026)
Net assets	$124,541,894

Net assets by class:
Initial Class	$133,871
Service Class	124,408,023

Shares outstanding:
Initial Class	13,747
Service Class	12,564,259

Net asset value and offering price per share:
Initial Class	$9.74
Service Class	9.90

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$32,198
Interest income	4,725,507
Net income from securities lending	8,919
Withholding taxes on foreign income	564
Total investment income	4,767,188

Expenses:
Investment management fees	635,985
Distribution and service fees:
Service Class	331,498
Transfer agent costs	1,558
Trustee and CCO fees	3,406
Audit and tax fees	43,942
Custody fees	22,023
Legal fees	11,598
Printing and shareholder reports fees	45,242
Other	17,411
Total expenses	1,112,663

Net investment income (loss)	3,654,525

Net realized gain (loss) on:
Investments	(2,788,281)
Forward foreign currency contracts	(311,893)
Foreign currency transactions	12,400
Net realized gain (loss)	(3,087,774)

Net change in unrealized appreciation (depreciation) on:
Investments	5,607,249
Forward foreign currency contracts	768,218
Translation of assets and liabilities denominated in foreign currencies	(1,307)
Net change in unrealized appreciation (depreciation)	6,374,160
Net realized and change in unrealized gain (loss)	3,286,386
Net increase (decrease) in net assets resulting from operations	$6,940,911

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$3,654,525	$8,938,079
Net realized gain (loss)	(3,087,774)	585,271
Net change in unrealized appreciation (depreciation)	6,374,160	(27,930,177)
Net increase (decrease) in net assets resulting from operations	6,940,911	(18,406,827)

Dividends and/or distributions to shareholders:
Initial Class	(7,094)	(5,955)
Service Class	(6,980,144)	(5,989,905)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,987,238)	(5,995,860)

Capital share transactions:
Proceeds from shares sold:
Initial Class	29,000	25,000
Service Class	5,518,098	41,455,221
	5,547,098	41,480,221
Dividends and/or distributions reinvested:
Initial Class	7,094	5,955
Service Class	6,980,144	5,989,905
	6,987,238	5,995,860
Cost of shares redeemed:
Initial Class	—	(95,100)
Service Class	(32,628,817)	(47,339,244)
	(32,628,817)	(47,434,344)
Net increase (decrease) in net assets resulting from capital share transactions	(20,094,481)	41,737
Net increase (decrease) in net assets	(20,140,808)	(24,360,950)

Net assets:
Beginning of year	144,682,702	169,043,652
End of year	$124,541,894	$144,682,702

Capital share transactions - shares:
Shares issued:
Initial Class	2,959	2,252
Service Class	576,467	3,814,808
	579,426	3,817,060
Shares reinvested:
Initial Class	754	583
Service Class	728,616	577,619
	729,370	578,202
Shares redeemed:
Initial Class	—	(9,004)
Service Class	(3,280,413)	(4,489,550)
	(3,280,413)	(4,498,554)
Net increase (decrease) in shares outstanding:
Initial Class	3,713	(6,169)
Service Class	(1,975,330)	(97,123)
	(1,971,617)	(103,292)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021		December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.80	$11.37	$11.08		$10.35	$9.80

Investment operations:
Net investment income (loss) (A)	0.29	0.62	0.45		0.11	0.17
Net realized and unrealized gain (loss)	0.24	(1.76)	0.00	(B)	0.82	0.65
Total investment operations	0.53	(1.14)	0.45		0.93	0.82

Dividends and/or distributions to shareholders:
Net investment income	(0.59)	(0.43)	(0.16)		(0.20)	(0.27)

Net asset value, end of year	$9.74	$9.80	$11.37		$11.08	$10.35

Total return	5.67%	(10.21)%	4.08%		9.01%	8.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$134	$98	$184		$60	$11
Expenses to average net assets (C)	0.59%	0.56%	0.57%		0.63%	0.65%
Net investment income (loss) to average net assets	2.97%	5.84%	4.01%		1.00%	1.71%
Portfolio turnover rate	22%	43%	32%		29%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.94	$11.54	$11.24	$10.50	$9.93

Investment operations:
Net investment income (loss) (A)	0.27	0.59	0.39	0.09	0.15
Net realized and unrealized gain (loss)	0.25	(1.79)	0.04	0.82	0.66
Total investment operations	0.52	(1.20)	0.43	0.91	0.81

Dividends and/or distributions to shareholders:
Net investment income	(0.56)	(0.40)	(0.13)	(0.17)	(0.24)

Net asset value, end of year	$9.90	$9.94	$11.54	$11.24	$10.50

Total return	5.44%	(10.55)%	3.86%	8.69%	8.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$124,408	$144,585	$168,860	$163,571	$164,616
Expenses to average net assets (B)	0.84%	0.81%	0.82%	0.88%	0.90%
Net investment income (loss) to average net assets	2.75%	5.54%	3.40%	0.82%	1.45%
Portfolio turnover rate	22%	43%	32%	29%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2023, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Preferred Stocks	$83,475	$—	$—	$—	$83,475
Total Borrowings	$83,475	$—	$—	$—	$83,475

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2023 are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(1,185,950)	$—	$—	$—	$(1,185,950)
Total	$—	$(1,185,950)	$—	$—	$—	$(1,185,950)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(311,893)	$—	$—	$—	$(311,893)
Total	$—	$(311,893)	$—	$—	$—	$(311,893)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$768,218	$—	$—	$—	$768,218
Total	$—	$768,218	$—	$—	$—	$768,218

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	$665,474
Average contract amounts sold – in USD	37,269,449

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2023. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities(A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities(A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Securities LLC	$—	$—	$—	$—	$1,185,950	$—	$—	$1,185,950

Total	$—	$—	$—	$—	$1,185,950	$—	$—	$1,185,950

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS (continued)

interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Inflation-protected securities risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Portfolio’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Portfolio. Increased redemptions could cause the Portfolio to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Portfolio or the Portfolio’s investments cannot yet be determined.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2023
First $100 million	0.430%
Over $100 million up to $500 million	0.380%
Over $500 million up to $750 million	0.375%
Over $750 million	0.370%
Prior to November 1, 2023
First $250 million	0.490%
Over $250 million up to $1 billion	0.430%
Over $1 billion	0.380%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2023
Initial Class	0.63%	May 1, 2024
Service Class	0.88	May 1, 2024
Prior to May 1, 2023
Initial Class	0.70
Service Class	0.95

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$7,905,734	$21,209,342	$15,968,340	$32,385,346

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market, premium amortization accruals, TIPS adjustments and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 133,619,578	$ 2,007,093	$ (10,505,973)	$ (8,498,880)

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 1,045,510	$ 11,240,191

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 6,987,238	$ —	$ —	$ 5,995,860	$ —	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,654,518	$ —	$ (12,285,701)	$ —	$ —	$ (8,497,843)

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024 for all entities. Management does not expect ASU 2022-06 to have a material impact on the Portfolio’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PineBridge Inflation Opportunities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica PineBridge Inflation Opportunities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

For the fiscal year ended December 31, 2023, the S&P 500® Index (“S&P 500®” or “Index”) returned 26.29%. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of approximately 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

PERFORMANCE

For the year ended December 31, 2023, Transamerica ProFund UltraBear VP, Service Class returned -32.74%. By comparison, its benchmark, the S&P 500® Index, returned 26.29%.

STRATEGY REVIEW

Transamerica ProFund UltraBear VP (the “Portfolio”) seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the return of the S&P 500® for a single day, not for any other period. The return of the Portfolio for periods longer than a single day will be the result of its return for each day compounded over the period. The Portfolio’s return for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Portfolio’s stated multiple (-2x) times the return of the Portfolio’s Index for the same period.

During the fiscal year, the Portfolio invested in index futures contracts as a substitute for directly shorting stocks in order to seek returns for a single day that are inverse leveraged (-2x) to the returns of the Index for that day.

During the fiscal year, the portfolio utilized derivatives. These positions detracted from performance.

Michael Neches

Devin Sullivan

Co-Portfolio Managers

ProFund Advisors LLC

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Service Class	(32.74)%	(32.94)%	(25.66)%	05/01/2009
S&P 500® Index (A)	26.29%	15.69%	12.03%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$894.20	$5.87	$1,019.00	$6.26	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	71.2%
Repurchase Agreement	17.8
Net Other Assets (Liabilities) ^	11.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 71.2%
Money Market Funds - 71.2%
BlackRock Liquidity Funds T-Fund, 5.26% (A)	3,739,721	$3,739,721
Dreyfus Treasury & Agency Cash Management Fund, 5.25% (A)	3,750,630	3,750,630
State Street Institutional U.S. Government Money Market Fund, 5.32% (A)	3,739,721	3,739,721
UBS Select Treasury Preferred Fund, 5.26% (A)	3,739,721	3,739,721

Total Short-Term Investment Companies (Cost $14,969,793)		14,969,793

	Principal	Value
REPURCHASE AGREEMENT - 17.8%
Fixed Income Clearing Corp., 2.50% (A), dated 12/29/2023, to be repurchased at $3,740,760 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $3,814,554.	$3,739,721	$ 3,739,721

Total Repurchase Agreement (Cost $3,739,721)		3,739,721

Total Investments (Cost $18,709,514)		18,709,514
Net Other Assets (Liabilities) - 11.0%		2,312,880

Net Assets - 100.0%		$21,022,394

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(174)	03/15/2024	$(40,288,246)	$(41,934,000)	$ —	$(1,645,754)

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$14,969,793	$—	$—	$14,969,793
Repurchase Agreement	—	3,739,721	—	3,739,721

Total Investments	$14,969,793	$3,739,721	$—	$18,709,514

LIABILITIES
Other Financial Instruments
Futures Contracts (C)	$(1,645,754)	$—	$—	$(1,645,754)

Total Other Financial Instruments	$(1,645,754)	$—	$—	$(1,645,754)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at December 31, 2023.
(B)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(C)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Unaffiliated investments, at value (cost $14,969,793)	$14,969,793
Repurchase agreement, at value (cost $3,739,721)	3,739,721
Cash	23,803
Cash collateral pledged at broker for:
Futures contracts	2,258,520
Receivables and other assets:
Interest	7,286
Variation margin receivable on futures contracts	106,577
Total assets	21,105,700

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	40,879
Investment management fees	12,920
Distribution and service fees	4,823
Transfer agent costs	33
Trustee and CCO fees	8
Audit and tax fees	15,733
Custody fees	836
Legal fees	290
Printing and shareholder reports fees	5,391
Other accrued expenses	2,393
Total liabilities	83,306
Net assets	$21,022,394

Net assets consist of:
Capital stock ($0.01 par value)	$25,375
Additional paid-in capital	220,927,885
Total distributable earnings (accumulated losses)	(199,930,866)
Net assets	$21,022,394
Shares outstanding	2,537,532
Net asset value and offering price per share	$8.28

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Interest income from unaffiliated investments	$667,983
Total investment income	667,983

Expenses:
Investment management fees	228,583
Distribution and service fees	64,939
Transfer agent costs	309
Trustee and CCO fees	1,033
Audit and tax fees	16,005
Custody fees	3,452
Legal fees	2,360
Printing and shareholder reports fees	16,616
Other	12,195
Total expenses before waiver and/or reimbursement and recapture	345,492
Expense waived and/or reimbursed	(26,415)
Recapture of previously waived and/or reimbursed fees	264
Net expenses	319,341

Net investment income (loss)	348,642

Net realized gain (loss) on:
Unaffiliated investments	49
Futures contracts	(8,130,354)
Net realized gain (loss)	(8,130,305)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(3,017,265)
Net realized and change in unrealized gain (loss)	(11,147,570)
Net increase (decrease) in net assets resulting from operations	$(10,798,928)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$348,642	$(137,855)
Net realized gain (loss)	(8,130,305)	314,684
Net change in unrealized appreciation (depreciation)	(3,017,265)	1,575,670
Net increase (decrease) in net assets resulting from operations	(10,798,928)	1,752,499

Capital share transactions:
Proceeds from shares sold	8,539,506	31,699,866
Cost of shares redeemed	(8,427,386)	(9,167,205)
Net increase (decrease) in net assets resulting from capital share transactions	112,120	22,532,661
Net increase (decrease) in net assets	(10,686,808)	24,285,160

Net assets:
Beginning of year	31,709,202	7,424,042
End of year	$21,022,394	$31,709,202

Capital share transactions - shares:
Shares issued	824,007	12,962,512	(A)
Shares redeemed	(862,267)	(11,175,449	)(A)
Net increase (decrease) in shares outstanding	(38,260)	1,787,063	(A)

(A)	Updated to reflect the effect of a 1-for-125 reverse share split on January 21, 2022.

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022 (A)	December 31, 2021 (A)		December 31, 2020 (A)	December 31, 2019 (A)
Net asset value, beginning of year	$12.31	$9.41	$16.51		$35.45	$61.23

Investment operations:
Net investment income (loss) (B)	0.14	(0.02)	(0.15)		(0.30)	0.08
Net realized and unrealized gain (loss)	(4.17)	2.92	(6.95)		(18.56)	(25.86)
Total investment operations	(4.03)	2.90	(7.10)		(18.86)	(25.78)

Dividends and/or distributions to shareholders:
Net investment income	—	—	—		(0.08)	—

Net asset value, end of year	$8.28	$12.31	$9.41		$16.51	$35.45

Total return	(32.74)%	23.10%	(38.46)%		(53.41)%	(42.86)%

Ratio and supplemental data:
Net assets end of year (000’s)	$21,022	$31,709	$7,424		$9,355	$13,250
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.33%	1.27%	1.58%		1.34%	1.29%
Including waiver and/or reimbursement and recapture	1.23%	1.23%	1.24	%(D)	1.23%	1.23%
Net investment income (loss) to average net assets	1.34%	(0.60)%	(1.24)%		(1.10)%	0.17%
Portfolio turnover rate	—%	—%	—%		—%	—%

(A)	Updated to reflect the effect of a 1-for-125 reverse share split on January 21, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Does not include expenses of the underlying investments in which the Portfolio invests.
(D)	Includes extraordinary expenses outside the operating expense limit.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(1,645,754)	$—	$—	$(1,645,754)
Total	$—	$—	$(1,645,754)	$—	$—	$(1,645,754)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(8,130,354)	$—	$—	$(8,130,354)
Total	$—	$—	$(8,130,354)	$—	$—	$(8,130,354)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(3,017,265)	$—	$—	$(3,017,265)
Total	$—	$—	$(3,017,265)	$—	$—	$(3,017,265)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts – short	$(51,317,739)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Equity and market risk: Equity markets are volatile, and the value of securities, swaps, futures and other instruments related to equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to corporate, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Further, stocks in the Index may underperform other equity investments. Volatility in the markets and/or market developments may cause the value of an investment in the Portfolio to decrease over short or long periods of time. As a portfolio seeking daily investment results, before fees and expenses, that correspond to two times the inverse (-2x) of the daily return of the Index, the value of an investment in the Portfolio is expected to decline when market conditions cause the level of the Index to rise.

Inverse correlation risk: Investors will lose money when the Index rises – a result that is the opposite from traditional funds.

Non-diversification risk: As a “non-diversified” Portfolio, the Portfolio may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Portfolio more susceptible to negative events affecting those issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.88%
Over $250 million up to $750 million	0.83
Over $750 million	0.78

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.23%	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2023, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2021	2022	2023	Total
$ 32,956	$ 12,473	$ 26,415	$ 71,844

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets up to an annual fee of 0.25% of Service Class shares.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2023, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 18,709,514	$ —	$ —	$ —

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 80,114,385	$ 120,165,123

During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ —	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 348,642	$ —	$ (200,279,508)	$ —	$ —	$ —

10. STOCK SPLIT

Effective as of the close of business on the date listed in the subsequent table, the Portfolio’s shares underwent a stock split. There was no impact to the aggregate market value of shares outstanding. The historical per share data presented within the Financial Highlights has been retroactively adjusted to reflect the stock split. The stock split ratios, net effect on the NAV per share, and the number of shares outstanding as of the date indicated were as follows:

Date	Share Split Ratio	Shares Prior to Stock Split	Shares After Stock Split	Increase (Decrease) Net Asset Value per Share	Increase (Decrease) Net Shares Outstanding
January 21, 2022	125 for 1	98,591,154	788,729	Increase	Decrease

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ProFund UltraBear VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ProFund UltraBear VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

(unaudited)

MARKET ENVIRONMENT

The U.S. economy rebounded in the fiscal year ended December 31, 2023, after a difficult 2022. The S&P 500® Index (the “Index”) not only completely recouped the previous year’s loss of over 18% but also surpassed it. For 2023, the Index gained over 26% with the calendar’s third quarter showing the only losing quarter of the year. The other three quarters enjoyed gains ranging between 7-12% each.

The healthy first quarter equity market returns were caused by optimism that the U.S. Federal Reserve (the “Fed”) could halt their recent interest rate hike pattern. Although that did not end up happening, the positive earnings announcements from many S&P 500® Index constituents during the quarter buoyed equity markets.

Momentum carried into the second quarter as the Index added over 8%, its biggest quarterly advance since the fourth quarter of 2021. A select group of stocks known as the “Magnificent Seven” drove broader U.S. equity markets. These stocks were responsible for the majority of the market rally due to optimism around artificial intelligence or AI, while the rest of the market remained relatively flat.

The third quarter was the outlier of 2023 as the Index lost over 3% during the period. The prolonged hope of rate cuts finally waned as the Fed kept rates unchanged in September and Fed Chair Jerome Powell cautioned that inflation remained high and interest rates could stay elevated for a longer period of time than previously anticipated.

As 2023 ended, the fourth quarter provided the largest returns over the fiscal year. The Index gained over 11% as inflation showed signs of cooling. While the Fed held rates once again, signs were pointing to an end of the rate hiking cycle, which buoyed markets.

The best performing sectors for 2023 were information technology, communications, and consumer discretionary. These sectors more than carried the Index as the other eight sectors underperformed the Index as a whole. The only losing sectors for 2023, however, were utilities and energy.

PERFORMANCE

For the year ended December 31, 2023, Transamerica S&P 500 Index VP, Service Class returned 25.73%. By comparison, its benchmark, the S&P 500® Index, returned 26.29%.

STRATEGY REVIEW

The investment objective of Transamerica S&P 500 Index VP (the “Portfolio”) is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the Portfolio’s benchmark Index.

The primary drivers of Portfolio performance variation from the Index during 2023 were expenses, slight mismatches in security weightings versus the Index, cash and futures drag, and transaction costs.

On an individual security level, the top positive contributors to the Portfolio’s performance on an absolute basis during the fiscal year were Microsoft Corp., NVIDIA Corp., and Apple, Inc. The top negative contributors to the Portfolio’s performance on an absolute basis during the fiscal year were Johnson & Johnson, Chevron Corp., and Pfizer, Inc.

Keith Richardson

Karl Schneider

Co-Portfolio Managers

SSGA Funds Management, Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	26.09%	15.49%	11.12%	01/12/2018
Service Class	25.73%	15.20%	12.41%	05/01/2017
S&P 500® Index (A)	26.29%	15.69%	12.94%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. A portfolio that concentrates all or large portions of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,079.50	$0.73	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,077.80	2.04	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.1%
Net Other Assets (Liabilities) ^	0.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 99.1%
Aerospace & Defense - 1.6%
Axon Enterprise, Inc. (A)	1,281	$330,921
Boeing Co. (A)	10,133	2,641,268
General Dynamics Corp.	4,115	1,068,542
Howmet Aerospace, Inc.	6,996	378,623
Huntington Ingalls Industries, Inc.	679	176,296
L3 Harris Technologies, Inc.	3,406	717,372
Lockheed Martin Corp.	4,000	1,812,960
Northrop Grumman Corp.	2,504	1,172,222
RTX Corp.	26,029	2,190,080
Textron, Inc.	3,475	279,459
TransDigm Group, Inc.	1,005	1,016,658

		11,784,401

Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	1,983	171,311
Expeditors International of Washington, Inc.	2,650	337,080
FedEx Corp.	4,140	1,047,296
United Parcel Service, Inc., Class B	13,093	2,058,613

		3,614,300

Automobile Components - 0.1%
Aptiv PLC (A)	5,010	449,497
BorgWarner, Inc.	4,003	143,508

		593,005

Automobiles - 1.9%
Ford Motor Co.	70,538	859,858
General Motors Co.	24,908	894,696
Tesla, Inc. (A)	49,544	12,310,693

		14,065,247

Banks - 3.2%
Bank of America Corp.	122,982	4,140,804
Citigroup, Inc.	34,671	1,783,476
Citizens Financial Group, Inc.	8,256	273,604
Comerica, Inc.	2,321	129,535
Fifth Third Bancorp	12,316	424,779
Huntington Bancshares, Inc.	26,007	330,809
JPMorgan Chase & Co.	51,758	8,804,036
KeyCorp	16,119	232,113
M&T Bank Corp.	2,928	401,370
PNC Financial Services Group, Inc.	7,233	1,120,030
Regions Financial Corp.	17,581	340,720
Truist Financial Corp.	23,914	882,905
US Bancorp	28,254	1,222,833
Wells Fargo & Co.	64,786	3,188,767
Zions Bancorp NA	2,523	110,684

		23,386,465

Beverages - 1.5%
Brown-Forman Corp., Class B	3,175	181,292
Coca-Cola Co.	69,498	4,095,517
Constellation Brands, Inc., Class A	2,905	702,284
Keurig Dr. Pepper, Inc.	18,131	604,125
Molson Coors Beverage Co., Class B	3,406	208,481
Monster Beverage Corp. (A)	13,457	775,258
PepsiCo, Inc.	24,558	4,170,931

		10,737,888

Biotechnology - 2.0%
AbbVie, Inc.	31,557	4,890,388
Amgen, Inc.	9,538	2,747,135

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Biogen, Inc. (A)	2,643	$ 683,929
Gilead Sciences, Inc.	22,571	1,828,477
Incyte Corp. (A)	3,420	214,742
Moderna, Inc. (A)	6,155	612,115
Regeneron Pharmaceuticals, Inc. (A)	1,941	1,704,761
Vertex Pharmaceuticals, Inc. (A)	4,667	1,898,955

		14,580,502

Broadline Retail - 3.5%
Amazon.com, Inc. (A)	163,025	24,770,018
eBay, Inc.	9,269	404,314
Etsy, Inc. (A)	2,235	181,147

		25,355,479

Building Products - 0.5%
A.O. Smith Corp.	2,122	174,938
Allegion PLC	1,515	191,935
Builders FirstSource, Inc. (A)	2,219	370,440
Carrier Global Corp.	15,047	864,450
Johnson Controls International PLC	12,407	715,140
Masco Corp.	4,096	274,350
Trane Technologies PLC	4,150	1,012,185

		3,603,438

Capital Markets - 3.0%
Ameriprise Financial, Inc.	1,819	690,911
Bank of New York Mellon Corp.	14,015	729,481
BlackRock, Inc.	2,532	2,055,478
Blackstone, Inc.	12,875	1,685,595
Cboe Global Markets, Inc.	1,888	337,121
Charles Schwab Corp.	26,953	1,854,366
CME Group, Inc.	6,373	1,342,154
FactSet Research Systems, Inc.	701	334,412
Franklin Resources, Inc.	4,843	144,273
Goldman Sachs Group, Inc.	5,902	2,276,815
Intercontinental Exchange, Inc.	10,384	1,333,617
Invesco Ltd.	8,399	149,838
MarketAxess Holdings, Inc.	643	188,303
Moody’s Corp.	2,858	1,116,220
Morgan Stanley	22,879	2,133,467
MSCI, Inc.	1,440	814,536
Nasdaq, Inc.	6,182	359,421
Northern Trust Corp.	3,765	317,691
Raymond James Financial, Inc.	3,296	367,504
S&P Global, Inc.	5,772	2,542,681
State Street Corp.	5,554	430,213
T. Rowe Price Group, Inc.	4,002	430,975

		21,635,072

Chemicals - 1.6%
Air Products & Chemicals, Inc.	4,034	1,104,509
Albemarle Corp.	2,096	302,830
Celanese Corp.	1,854	288,056
CF Industries Holdings, Inc.	3,359	267,041
Corteva, Inc.	13,058	625,739
Dow, Inc.	12,608	691,423
DuPont de Nemours, Inc.	7,481	575,513
Eastman Chemical Co.	2,122	190,598
Ecolab, Inc.	4,551	902,691
FMC Corp.	2,064	130,135
International Flavors & Fragrances, Inc.	4,566	369,709

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Linde PLC	8,655	$ 3,554,695
LyondellBasell Industries NV, Class A	4,697	446,591
Mosaic Co.	5,659	202,196
PPG Industries, Inc.	4,302	643,364
Sherwin-Williams Co.	4,272	1,332,437

		11,627,527

Commercial Services & Supplies - 0.7%
Cintas Corp.	1,553	935,931
Copart, Inc. (A)	15,688	768,712
CoStar Group, Inc. (A)	7,449	650,968
Republic Services, Inc.	3,682	607,199
Rollins, Inc.	4,781	208,786
Veralto Corp.	3,881	319,251
Waste Management, Inc.	6,653	1,191,552

		4,682,399

Communications Equipment - 0.8%
Arista Networks, Inc. (A)	4,514	1,063,092
Cisco Systems, Inc.	72,309	3,653,051
F5, Inc. (A)	1,046	187,213
Juniper Networks, Inc.	5,554	163,732
Motorola Solutions, Inc.	3,017	944,592

		6,011,680

Construction & Engineering - 0.1%
Quanta Services, Inc.	2,654	572,733

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	1,130	563,769
Vulcan Materials Co.	2,429	551,407

		1,115,176

Consumer Finance - 0.5%
American Express Co.	10,425	1,953,019
Capital One Financial Corp.	6,830	895,550
Discover Financial Services	4,578	514,567
Synchrony Financial	7,326	279,780

		3,642,916

Consumer Staples Distribution & Retail - 1.8%
Costco Wholesale Corp.	7,915	5,224,533
Dollar General Corp.	4,015	545,839
Dollar Tree, Inc. (A)	3,888	552,291
Kroger Co.	12,099	553,045
Sysco Corp.	9,195	672,430
Target Corp.	8,380	1,193,480
Walgreens Boots Alliance, Inc.	12,726	332,276
Walmart, Inc.	25,477	4,016,449

		13,090,343

Containers & Packaging - 0.2%
Amcor PLC	25,118	242,137
Avery Dennison Corp.	1,529	309,103
Ball Corp.	5,588	321,422
International Paper Co.	6,020	217,623
Packaging Corp. of America	1,544	251,533
Westrock Co.	4,462	185,262

		1,527,080

Distributors - 0.1%
Genuine Parts Co.	2,454	339,879
LKQ Corp.	5,145	245,879

	Shares	Value
COMMON STOCKS (continued)
Distributors (continued)
Pool Corp.	704	$ 280,692

		866,450

Diversified Telecommunication Services - 0.7%
AT&T, Inc.	129,430	2,171,835
Verizon Communications, Inc.	74,940	2,825,238

		4,997,073

Electric Utilities - 1.5%
Alliant Energy Corp.	4,675	239,828
American Electric Power Co., Inc.	9,363	760,463
Constellation Energy Corp.	5,822	680,534
Duke Energy Corp.	13,641	1,323,723
Edison International	6,780	484,702
Entergy Corp.	3,775	381,992
Evergy, Inc.	3,984	207,965
Eversource Energy	6,558	404,760
Exelon Corp.	17,896	642,466
FirstEnergy Corp.	9,015	330,490
NextEra Energy, Inc.	37,133	2,255,458
NRG Energy, Inc.	3,903	201,785
PG&E Corp.	38,035	685,771
Pinnacle West Capital Corp.	1,960	140,806
PPL Corp.	13,181	357,205
Southern Co.	19,309	1,353,947
Xcel Energy, Inc.	10,072	623,558

		11,075,453

Electrical Equipment - 0.6%
AMETEK, Inc.	4,149	684,129
Eaton Corp. PLC	7,234	1,742,092
Emerson Electric Co.	10,361	1,008,436
Generac Holdings, Inc. (A)	1,140	147,334
Hubbell, Inc.	963	316,759
Rockwell Automation, Inc.	2,063	640,520

		4,539,270

Electronic Equipment, Instruments & Components - 0.6%
Amphenol Corp., Class A	10,716	1,062,277
CDW Corp.	2,382	541,476
Corning, Inc.	13,605	414,272
Jabil, Inc.	2,309	294,167
Keysight Technologies, Inc. (A)	3,249	516,884
TE Connectivity Ltd.	5,658	794,949
Teledyne Technologies, Inc. (A)	842	375,776
Trimble, Inc. (A)	4,293	228,388
Zebra Technologies Corp., Class A (A)	886	242,170

		4,470,359

Energy Equipment & Services - 0.4%
Baker Hughes Co.	18,366	627,750
Halliburton Co.	16,120	582,738
Schlumberger NV	25,281	1,315,623

		2,526,111

Entertainment - 1.2%
Electronic Arts, Inc.	4,404	602,511
Live Nation Entertainment, Inc. (A)	2,636	246,730
Netflix, Inc. (A)	7,815	3,804,967
Take-Two Interactive Software, Inc. (A)	2,795	449,855
Walt Disney Co.	32,626	2,945,802
Warner Bros Discovery, Inc. (A)	40,619	462,244

		8,512,109

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Financial Services - 4.1%
Berkshire Hathaway, Inc., Class B (A)	32,590	$ 11,623,549
Fidelity National Information Services, Inc.	10,810	649,357
Fiserv, Inc. (A)	10,882	1,445,565
FleetCor Technologies, Inc. (A)	1,299	367,110
Global Payments, Inc.	4,754	603,758
Jack Henry & Associates, Inc.	1,250	204,263
Mastercard, Inc., Class A	14,813	6,317,893
PayPal Holdings, Inc. (A)	19,376	1,189,880
Visa, Inc., Class A	28,527	7,427,004

		29,828,379

Food Products - 0.9%
Archer-Daniels-Midland Co.	9,721	702,051
Bunge Global SA	2,589	261,360
Campbell Soup Co.	3,477	150,311
Conagra Brands, Inc.	8,869	254,185
General Mills, Inc.	10,365	675,176
Hershey Co.	2,744	511,591
Hormel Foods Corp.	4,969	159,555
J.M. Smucker Co.	1,944	245,683
Kellanova	4,893	273,568
Kraft Heinz Co.	14,109	521,751
Lamb Weston Holdings, Inc.	2,683	290,005
McCormick & Co., Inc.	4,574	312,953
Mondelez International, Inc., Class A	24,645	1,785,037
Tyson Foods, Inc., Class A	5,146	276,597

		6,419,823

Gas Utilities - 0.1%
Atmos Energy Corp.	2,703	313,278

Ground Transportation - 1.1%
CSX Corp.	35,861	1,243,301
JB Hunt Transport Services, Inc.	1,411	281,833
Norfolk Southern Corp.	4,111	971,758
Old Dominion Freight Line, Inc.	1,632	661,499
Uber Technologies, Inc. (A)	36,632	2,255,432
Union Pacific Corp.	10,863	2,668,170

		8,081,993

Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	30,969	3,408,758
Align Technology, Inc. (A)	1,272	348,528
Baxter International, Inc.	9,067	350,530
Becton Dickinson & Co.	5,130	1,250,848
Boston Scientific Corp. (A)	25,948	1,500,054
Cooper Cos., Inc.	867	328,107
DENTSPLY SIRONA, Inc.	3,605	128,302
Dexcom, Inc. (A)	6,931	860,068
Edwards Lifesciences Corp. (A)	10,881	829,676
GE HealthCare Technologies, Inc.	7,271	562,194
Hologic, Inc. (A)	4,389	313,594
IDEXX Laboratories, Inc. (A)	1,491	827,580
Insulet Corp. (A)	1,255	272,310
Intuitive Surgical, Inc. (A)	6,373	2,149,995
Medtronic PLC	24,092	1,984,699
ResMed, Inc.	2,589	445,360
STERIS PLC	1,854	407,602
Stryker Corp.	6,125	1,834,192
Teleflex, Inc.	855	213,186
Zimmer Biomet Holdings, Inc.	3,830	466,111

		18,481,694

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 2.8%
Cardinal Health, Inc.	4,444	$ 447,955
Cencora, Inc.	3,043	624,971
Centene Corp. (A)	9,526	706,925
Cigna Group	5,304	1,588,283
CVS Health Corp.	23,267	1,837,162
DaVita, Inc. (A)	903	94,598
Elevance Health, Inc.	4,254	2,006,016
HCA Healthcare, Inc.	3,600	974,448
Henry Schein, Inc. (A)	2,224	168,379
Humana, Inc.	2,205	1,009,471
Laboratory Corp. of America Holdings	1,585	360,255
McKesson Corp.	2,380	1,101,893
Molina Healthcare, Inc. (A)	1,056	381,543
Quest Diagnostics, Inc.	2,052	282,930
UnitedHealth Group, Inc.	16,559	8,717,817
Universal Health Services, Inc., Class B	1,044	159,147

		20,461,793

Health Care REITs - 0.2%
Healthpeak Properties, Inc.	9,397	186,061
Ventas, Inc.	7,205	359,097
Welltower, Inc.	9,923	894,757

		1,439,915

Hotel & Resort REITs - 0.0% (B)
Host Hotels & Resorts, Inc.	12,864	250,462

Hotels, Restaurants & Leisure - 2.2%
Airbnb, Inc., Class A (A)	7,892	1,074,417
Booking Holdings, Inc. (A)	621	2,202,824
Caesars Entertainment, Inc. (A)	3,893	182,504
Carnival Corp. (A)	17,946	332,719
Chipotle Mexican Grill, Inc. (A)	498	1,138,906
Darden Restaurants, Inc.	2,214	363,760
Domino’s Pizza, Inc.	634	261,354
Expedia Group, Inc. (A)	2,425	368,091
Hilton Worldwide Holdings, Inc.	4,501	819,587
Las Vegas Sands Corp.	6,657	327,591
Marriott International, Inc., Class A	4,425	997,882
McDonald’s Corp.	12,952	3,840,397
MGM Resorts International (A)	4,916	219,647
Norwegian Cruise Line Holdings Ltd. (A)	7,915	158,616
Royal Caribbean Cruises Ltd. (A)	4,171	540,103
Starbucks Corp.	20,688	1,986,255
Wynn Resorts Ltd.	1,655	150,787
Yum! Brands, Inc.	5,041	658,657

		15,624,097

Household Durables - 0.4%
D.R. Horton, Inc.	5,288	803,671
Garmin Ltd.	2,741	352,328
Lennar Corp., Class A	4,452	663,526
Mohawk Industries, Inc. (A)	932	96,462
NVR, Inc. (A)	56	392,025
PulteGroup, Inc.	3,900	402,558
Whirlpool Corp.	930	113,246

		2,823,816

Household Products - 1.2%
Church & Dwight Co., Inc.	4,359	412,187
Clorox Co.	2,192	312,557

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Household Products (continued)
Colgate-Palmolive Co.	14,741	$ 1,175,005
Kimberly-Clark Corp.	6,157	748,137
Procter & Gamble Co.	42,158	6,177,834

		8,825,720

Independent Power & Renewable Electricity Producers - 0.0% (B)
AES Corp.	12,055	232,059

Industrial Conglomerates - 0.8%
3M Co.	10,032	1,096,698
General Electric Co.	19,385	2,474,108
Honeywell International, Inc.	11,741	2,462,205

		6,033,011

Industrial REITs - 0.3%
Prologis, Inc.	16,724	2,229,309

Insurance - 2.0%
Aflac, Inc.	9,321	768,982
Allstate Corp.	4,706	658,746
American International Group, Inc.	12,329	835,290
Aon PLC, Class A	3,530	1,027,301
Arch Capital Group Ltd. (A)	6,733	500,060
Arthur J Gallagher & Co.	3,927	883,104
Assurant, Inc.	958	161,413
Brown & Brown, Inc.	4,218	299,942
Chubb Ltd.	7,393	1,670,818
Cincinnati Financial Corp.	2,798	289,481
Everest Group Ltd.	777	274,732
Globe Life, Inc.	1,514	184,284
Hartford Financial Services Group, Inc.	5,449	437,991
Loews Corp.	3,300	229,647
Marsh & McLennan Cos., Inc.	8,934	1,692,725
MetLife, Inc.	11,114	734,969
Principal Financial Group, Inc.	3,827	301,070
Progressive Corp.	10,601	1,688,527
Prudential Financial, Inc.	6,489	672,974
Travelers Cos., Inc.	4,102	781,390
W.R. Berkley Corp.	3,661	258,906
Willis Towers Watson PLC	1,826	440,431

		14,792,783

Interactive Media & Services - 5.7%
Alphabet, Inc., Class A (A)	106,039	14,812,588
Alphabet, Inc., Class C (A)	89,226	12,574,620
Match Group, Inc. (A)	4,608	168,192
Meta Platforms, Inc., Class A (A)	39,769	14,076,635

		41,632,035

IT Services - 1.2%
Accenture PLC, Class A	11,208	3,932,999
Akamai Technologies, Inc. (A)	2,781	329,131
Cognizant Technology Solutions Corp., Class A	8,758	661,492
EPAM Systems, Inc. (A)	1,051	312,504
Gartner, Inc. (A)	1,422	641,479
International Business Machines Corp.	16,271	2,661,122
VeriSign, Inc. (A)	1,638	337,363

		8,876,090

Leisure Products - 0.0% (B)
Hasbro, Inc.	2,283	116,570

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 1.4%
Agilent Technologies, Inc.	5,330	$ 741,030
Bio-Rad Laboratories, Inc., Class A (A)	370	119,469
Bio-Techne Corp.	2,727	210,415
Charles River Laboratories International, Inc. (A)	989	233,800
Danaher Corp.	11,721	2,711,536
Illumina, Inc. (A)	2,855	397,530
IQVIA Holdings, Inc. (A)	3,335	771,652
Mettler-Toledo International, Inc. (A)	392	475,480
Revvity, Inc.	2,134	233,268
Thermo Fisher Scientific, Inc.	6,898	3,661,389
Waters Corp. (A)	1,060	348,984
West Pharmaceutical Services, Inc.	1,380	485,926

		10,390,479

Machinery - 1.8%
Caterpillar, Inc.	9,091	2,687,936
Cummins, Inc.	2,587	619,768
Deere & Co.	4,851	1,939,769
Dover Corp.	2,454	377,450
Fortive Corp.	6,273	461,881
IDEX Corp.	1,378	299,177
Illinois Tool Works, Inc.	4,843	1,268,575
Ingersoll Rand, Inc.	7,515	581,210
Nordson Corp.	1,005	265,481
Otis Worldwide Corp.	7,464	667,804
PACCAR, Inc.	9,379	915,859
Parker-Hannifin Corp.	2,301	1,060,071
Pentair PLC	3,192	232,090
Snap-on, Inc.	977	282,197
Stanley Black & Decker, Inc.	2,797	274,386
Westinghouse Air Brake Technologies Corp.	3,179	403,415
Xylem, Inc.	4,491	513,591

		12,850,660

Media - 0.7%
Charter Communications, Inc., Class A (A)	1,833	712,450
Comcast Corp., Class A	71,631	3,141,019
Fox Corp., Class A	4,563	135,384
Fox Corp., Class B	2,115	58,480
Interpublic Group of Cos., Inc.	6,693	218,460
News Corp., Class A	6,649	163,233
News Corp., Class B	2,256	58,024
Omnicom Group, Inc.	3,603	311,696
Paramount Global, Class B	8,811	130,315

		4,929,061

Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	26,042	1,108,608
Newmont Corp.	20,965	867,741
Nucor Corp.	4,476	779,003
Steel Dynamics, Inc.	2,729	322,295

		3,077,647

Multi-Utilities - 0.7%
Ameren Corp.	4,772	345,207
CenterPoint Energy, Inc.	11,239	321,098
CMS Energy Corp.	5,232	303,822
Consolidated Edison, Inc.	6,409	583,027
Dominion Energy, Inc.	15,031	706,457
DTE Energy Co.	3,679	405,647
NiSource, Inc.	7,097	188,425

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	9,106	$ 556,832
Sempra	11,288	843,552
WEC Energy Group, Inc.	5,778	486,334

		4,740,401

Office REITs - 0.1%
Alexandria Real Estate Equities, Inc.	2,765	350,519
Boston Properties, Inc.	2,447	171,706

		522,225

Oil, Gas & Consumable Fuels - 3.5%
APA Corp.	5,299	190,128
Chevron Corp.	31,375	4,679,895
ConocoPhillips	21,147	2,454,532
Coterra Energy, Inc.	13,852	353,503
Devon Energy Corp.	11,717	530,780
Diamondback Energy, Inc.	3,230	500,909
EOG Resources, Inc.	10,313	1,247,357
EQT Corp.	7,438	287,553
Exxon Mobil Corp.	71,681	7,166,666
Hess Corp.	4,967	716,043
Kinder Morgan, Inc.	34,802	613,907
Marathon Oil Corp.	10,547	254,816
Marathon Petroleum Corp.	6,897	1,023,239
Occidental Petroleum Corp.	12,032	718,431
ONEOK, Inc.	10,614	745,315
Phillips 66	7,757	1,032,767
Pioneer Natural Resources Co.	4,240	953,491
Targa Resources Corp.	4,049	351,737
Valero Energy Corp.	6,167	801,710
Williams Cos., Inc.	21,846	760,896

		25,383,675

Passenger Airlines - 0.2%
American Airlines Group, Inc. (A)	11,053	151,868
Delta Air Lines, Inc.	11,996	482,599
Southwest Airlines Co.	10,715	309,449
United Airlines Holdings, Inc. (A)	5,651	233,161

		1,177,077

Personal Care Products - 0.2%
Estee Lauder Cos., Inc., Class A	4,240	620,100
Kenvue, Inc.	31,430	676,688

		1,296,788

Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	36,151	1,854,908
Catalent, Inc. (A)	3,125	140,406
Eli Lilly & Co.	14,274	8,320,600
Johnson & Johnson	43,071	6,750,949
Merck & Co., Inc.	45,294	4,937,952
Pfizer, Inc.	100,669	2,898,260
Viatris, Inc.	20,516	222,188
Zoetis, Inc.	8,319	1,641,921

		26,767,184

Professional Services - 0.7%
Automatic Data Processing, Inc.	7,451	1,735,859
Broadridge Financial Solutions, Inc., ADR	2,082	428,371
Ceridian HCM Holding, Inc. (A)	2,638	177,063
Equifax, Inc.	2,252	556,897
Jacobs Solutions, Inc.	2,328	302,174

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Leidos Holdings, Inc.	2,511	$ 271,791
Paychex, Inc.	5,775	687,860
Paycom Software, Inc.	825	170,544
Robert Half, Inc.	1,865	163,971
Verisk Analytics, Inc.	2,610	623,425

		5,117,955

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	5,453	507,620

Residential REITs - 0.3%
AvalonBay Communities, Inc.	2,600	486,772
Camden Property Trust	1,805	179,219
Equity Residential	6,167	377,174
Essex Property Trust, Inc.	1,221	302,735
Invitation Homes, Inc.	10,222	348,672
Mid-America Apartment Communities, Inc.	2,127	285,996
UDR, Inc.	5,860	224,379

		2,204,947

Retail REITs - 0.3%
Federal Realty Investment Trust	1,283	132,213
Kimco Realty Corp.	11,882	253,205
Realty Income Corp.	12,894	740,374
Regency Centers Corp.	2,820	188,940
Simon Property Group, Inc.	5,852	834,729

		2,149,461

Semiconductors & Semiconductor Equipment - 8.0%
Advanced Micro Devices, Inc. (A)	28,864	4,254,842
Analog Devices, Inc.	9,027	1,792,401
Applied Materials, Inc.	14,897	2,414,357
Broadcom, Inc.	7,858	8,771,493
Enphase Energy, Inc. (A)	2,488	328,764
First Solar, Inc. (A)	1,945	335,085
Intel Corp.	75,276	3,782,619
KLA Corp.	2,408	1,399,770
Lam Research Corp.	2,387	1,869,642
Microchip Technology, Inc.	9,840	887,371
Micron Technology, Inc.	19,898	1,698,095
Monolithic Power Systems, Inc.	890	561,394
NVIDIA Corp.	44,275	21,925,866
NXP Semiconductors NV	4,616	1,060,203
ON Semiconductor Corp. (A)	7,856	656,212
Qorvo, Inc. (A)	1,654	186,257
QUALCOMM, Inc.	19,843	2,869,893
Skyworks Solutions, Inc.	2,898	325,793
Teradyne, Inc.	2,826	306,678
Texas Instruments, Inc.	16,188	2,759,406

		58,186,141

Software - 10.7%
Adobe, Inc. (A)	8,138	4,855,131
ANSYS, Inc. (A)	1,611	584,600
Autodesk, Inc. (A)	3,832	933,015
Cadence Design Systems, Inc. (A)	4,815	1,311,462
Fair Isaac Corp. (A)	440	512,164
Fortinet, Inc. (A)	11,416	668,178
Gen Digital, Inc.	9,675	220,784
Intuit, Inc.	4,999	3,124,525
Microsoft Corp.	133,284	50,120,115

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Oracle Corp.	28,334	$ 2,987,254
Palo Alto Networks, Inc. (A)	5,631	1,660,469
PTC, Inc. (A)	2,127	372,140
Roper Technologies, Inc.	1,941	1,058,175
Salesforce, Inc. (A)	17,387	4,575,215
ServiceNow, Inc. (A)	3,652	2,580,101
Synopsys, Inc. (A)	2,757	1,419,607
Tyler Technologies, Inc. (A)	766	320,280

		77,303,215

Specialized REITs - 1.1%
American Tower Corp.	8,444	1,822,891
Crown Castle, Inc.	7,631	879,015
Digital Realty Trust, Inc.	5,441	732,250
Equinix, Inc.	1,703	1,371,579
Extra Space Storage, Inc.	3,679	589,854
Iron Mountain, Inc.	5,192	363,336
Public Storage	2,840	866,200
SBA Communications Corp.	1,917	486,324
VICI Properties, Inc.	18,473	588,919
Weyerhaeuser Co.	13,380	465,222

		8,165,590

Specialty Retail - 2.0%
AutoZone, Inc. (A)	319	824,810
Bath & Body Works, Inc.	3,986	172,036
Best Buy Co., Inc.	3,588	280,869
CarMax, Inc. (A)	2,917	223,850
Home Depot, Inc.	17,889	6,199,433
Lowe’s Cos., Inc.	10,272	2,286,034
O’Reilly Automotive, Inc. (A)	1,075	1,021,336
Ross Stores, Inc.	5,945	822,728
TJX Cos., Inc.	20,720	1,943,743
Tractor Supply Co.	1,928	414,578
Ulta Beauty, Inc. (A)	884	433,151

		14,622,568

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 7.2%
Apple, Inc.	262,178	$ 50,477,130
Hewlett Packard Enterprise Co.	22,906	388,944
HP, Inc.	15,929	479,304
NetApp, Inc.	3,695	325,751
Seagate Technology Holdings PLC	3,596	306,991
Western Digital Corp. (A)	5,682	297,566

		52,275,686

Textiles, Apparel & Luxury Goods - 0.5%
Lululemon Athletica, Inc. (A)	2,092	1,069,619
NIKE, Inc., Class B	22,142	2,403,957
Ralph Lauren Corp.	755	108,871
Tapestry, Inc.	4,252	156,516
VF Corp.	6,010	112,988

		3,851,951

Tobacco - 0.5%
Altria Group, Inc.	31,281	1,261,875
Philip Morris International, Inc.	27,658	2,602,065

		3,863,940

Trading Companies & Distributors - 0.3%
Fastenal Co.	10,421	674,968
United Rentals, Inc.	1,204	690,398
WW Grainger, Inc.	806	667,924

		2,033,290

Water Utilities - 0.1%
American Water Works Co., Inc.	3,443	454,442

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc.	9,227	1,479,365

Total Common Stocks (Cost $547,190,502)		718,426,671

Total Investments (Cost $547,190,502)		718,426,671
Net Other Assets (Liabilities) - 0.9%		6,728,595

Net Assets - 100.0%		$725,155,266

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	26	03/15/2024	$6,231,658	$6,266,000	$34,342	$—

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$718,426,671	$—	$—	$718,426,671

Total Investments	$718,426,671	$—	$—	$718,426,671

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION (continued):

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Futures Contracts (D)	$34,342	$—	$—	$34,342

Total Other Financial Instruments	$34,342	$—	$—	$34,342

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(D)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $547,190,502)	$718,426,671
Cash collateral pledged at broker for:
Futures contracts	337,480
Receivables and other assets:
Investments sold	6,029,358
Shares of beneficial interest sold	641,112
Dividends	664,244
Other assets	160,838
Total assets	726,259,703

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	59,250
Due to custodian	810,754
Investment management fees	20,103
Distribution and service fees	120,334
Transfer agent costs	753
Trustee and CCO fees	175
Audit and tax fees	19,821
Custody fees	15,633
Legal fees	6,013
Printing and shareholder reports fees	7,614
Other accrued expenses	28,087
Variation margin payable on futures contracts	15,900
Total liabilities	1,104,437
Net assets	$725,155,266

Net assets consist of:
Capital stock ($0.01 par value)	$362,097
Additional paid-in capital	530,809,050
Total distributable earnings (accumulated losses)	193,984,119
Net assets	$725,155,266

Net assets by class:
Initial Class	$141,894,880
Service Class	583,260,386

Shares outstanding:
Initial Class	7,046,906
Service Class	29,162,796

Net asset value and offering price per share:
Initial Class	$20.14
Service Class	20.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$9,574,519
Interest income	196,893
Withholding taxes on foreign income	(2,591)
Total investment income	9,768,821

Expenses:
Investment management fees	468,947
Distribution and service fees:
Service Class	1,229,634
Transfer agency costs
Initial Class	1,136
Service Class	5,858
Trustee and CCO fees	30,806
Audit and tax fees	48,814
Custody fees	58,500
Legal fees	49,467
Printing and shareholder reports fees	32,221
Other	95,236
Total expenses before waiver and/or reimbursement and recapture	2,020,619
Expenses waived and/or reimbursed:
Initial Class	(1,030)
Service Class	(38,987)
Recapture of previously waived and/or reimbursed fees:
Initial Class	1,068
Service Class	65,509
Net expenses	2,047,179

Net investment income (loss)	7,721,642

Net realized gain (loss) on:
Investments	15,973,521
Futures contracts	667,056
Net realized gain (loss)	16,640,577

Net change in unrealized appreciation (depreciation) on:
Investments	109,698,247
Futures contracts	138,250
Net change in unrealized appreciation (depreciation)	109,836,497
Net realized and change in unrealized gain (loss)	126,477,074
Net increase (decrease) in net assets resulting from operations	$134,198,716

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$7,721,642	$5,938,338
Net realized gain (loss)	16,640,577	8,236,675
Net change in unrealized appreciation (depreciation)	109,836,497	(117,009,509)
Net increase (decrease) in net assets resulting from operations	134,198,716	(102,834,496)

Dividends and/or distributions to shareholders:
Initial Class	(2,695,357)	(1,192,283)
Service Class	(11,681,083)	(9,885,341)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,376,440)	(11,077,624)

Capital share transactions:
Proceeds from shares sold:
Initial Class	111,513,059	45,053,560
Service Class	110,622,682	61,436,973
	222,135,741	106,490,533
Dividends and/or distributions reinvested:
Initial Class	2,695,357	1,192,283
Service Class	11,681,083	9,885,341
	14,376,440	11,077,624
Cost of shares redeemed:
Initial Class	(50,273,729)	(17,132,380)
Service Class	(57,978,737)	(67,288,105)
	(108,252,466)	(84,420,485)
Net increase (decrease) in net assets resulting from capital share transactions	128,259,715	33,147,672
Net increase (decrease) in net assets	248,081,991	(80,764,448)

Net assets:
Beginning of year	477,073,275	557,837,723
End of year	$725,155,266	$477,073,275

Capital share transactions - shares:
Shares issued:
Initial Class	6,012,457	2,635,475
Service Class	6,059,916	3,466,273
	12,072,373	6,101,748
Shares reinvested:
Initial Class	142,687	68,130
Service Class	621,996	567,797
	764,683	635,927
Shares redeemed:
Initial Class	(2,720,587)	(993,363)
Service Class	(3,208,556)	(3,777,965)
	(5,929,143)	(4,771,328)
Net increase (decrease) in shares outstanding:
Initial Class	3,434,557	1,710,242
Service Class	3,473,356	256,105
	6,907,913	1,966,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$16.37		$20.52	$16.39	$14.02	$10.74

Investment operations:
Net investment income (loss) (A)	0.28		0.26	0.23	0.23	0.23
Net realized and unrealized gain (loss)	3.96		(3.97)	4.41	2.30	3.12
Total investment operations	4.24		(3.71)	4.64	2.53	3.35

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.21)	(0.18)	(0.11)	(0.07)
Net realized gains	(0.25)		(0.23)	(0.33)	(0.05)	—
Total dividends and/or distributions to shareholders	(0.47)		(0.44)	(0.51)	(0.16)	(0.07)

Net asset value, end of year	$20.14		$16.37	$20.52	$16.39	$14.02

Total return	26.09%		(18.22)%	28.50%	18.18%	31.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$141,895		$59,133	$39,034	$33,069	$11,818
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.14%		0.13%	0.13%	0.16%	0.19%
Including waiver and/or reimbursement and recapture	0.14	%(B)	0.14%	0.14%	0.14%	0.14%
Net investment income (loss) to average net assets	1.54%		1.48%	1.24%	1.65%	1.81%
Portfolio turnover rate	8%		5%	3%	10%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$16.27	$20.40	$16.32	$13.97	$10.72

Investment operations:
Net investment income (loss) (A)	0.23	0.21	0.18	0.20	0.20
Net realized and unrealized gain (loss)	3.92	(3.94)	4.38	2.30	3.11
Total investment operations	4.15	(3.73)	4.56	2.50	3.31

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.17)	(0.15)	(0.10)	(0.06)
Net realized gains	(0.25)	(0.23)	(0.33)	(0.05)	—
Total dividends and/or distributions to shareholders	(0.42)	(0.40)	(0.48)	(0.15)	(0.06)

Net asset value, end of year	$20.00	$16.27	$20.40	$16.32	$13.97

Total return	25.73%	(18.44)%	28.14%	17.98%	30.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$583,260	$417,940	$518,804	$352,326	$213,010
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.41%	0.44%
Including waiver and/or reimbursement and recapture	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets	1.28%	1.20%	0.99%	1.43%	1.56%
Portfolio turnover rate	8%	5%	3%	10%	1%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica S&P 500 Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$34,342	$—	$—	$34,342
Total	$—	$—	$34,342	$—	$—	$34,342

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$667,056	$—	$—	$667,056
Total	$—	$—	$667,056	$—	$—	$667,056

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$138,250	$—	$—	$138,250
Total	$—	$—	$138,250	$—	$—	$138,250

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2023.

Futures contracts:
Average notional value of contracts — long	$4,231,173

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Index fund risk: While the Portfolio seeks to track the performance of the S&P 500® Index (i.e., achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The Portfolio may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of the index.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. RISK FACTORS (continued)

Passive strategy/index risk: The Portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Portfolio.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.08% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.14%	May 1, 2024
Service Class	0.39	May 1, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended December 31, 2023, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2021	2022	2023	Total
Service Class	$2,911	$15,224	$38,987	$57,122

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 166,587,891	$ —	$ 45,395,781	$ —

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, straddle loss deferrals and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (745)	$ 745

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 550,082,214	$ 186,250,895	$ (17,906,438)	$ 168,344,457

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,986,248	$ 8,390,192	$ —	$ 5,277,686	$ 5,799,938	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,917,337	$ 17,741,178	$ —	$ —	$ (18,853)	$ 168,344,457

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities.

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

11. NEW ACCOUNTING PRONOUNCEMENT (continued)

The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica S&P 500 Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica S&P 500 Index VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica S&P 500 Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $8,390,192 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management L.P.

A late-year surge in stock prices enabled the small-cap sleeve to surpass a mid-teens total return for the fiscal year ended December 31, 2023, a good result considering U.S. small cap value stocks’ rocky first half. A slow economy and hawkish U.S. Federal Reserve (the “Fed”), which raised interest rates in the first four open market committee meetings of the year, drove uninspiring stock returns in the first two quarters of 2023. The headwinds were stiffened further by the March 2023 banking crisis, caused by the unintended non-linear impacts of higher interest rates. After the banking system stabilized and the Fed began to hold rates unchanged, a summer economic acceleration catalyzed equity returns. Inconsistent messaging from the Fed caused equity volatility in the last four months of 2023. While inflation continued to moderate throughout 2023, the Fed first signaled a “higher-for-longer” rate regime in September 2023, before reversing course in December 2023 as the economy lost some steam. The year ended with investors cheering ebulliently cheered, through the potential combination of an economic soft landing and less restrictive Fed in 2024.

Amid the favorable shift in sentiment, cyclical stocks among several sectors led a rotation into the Russell 2000® Value Index (the “Index”) universe in 2023. Looking specifically at the Index constituents, the consumer discretionary and industrials sectors were the top-performing groups. Information technology stocks likewise did well. Materials and energy stocks also outperformed, supported by resilient demand. In the case of the latter, coordination by Organization of the Petroleum Exporting Countries (“OPEC”) on supply cuts was a factor, although crude prices did soften late in the year. The financials sector underperformed the Index, unable to make up enough ground versus the benchmark despite stabilizing after the bank failures in the first half. Many traditionally more-defensive sectors also trailed the market, including utilities, healthcare, and communication services.

Thompson, Siegel & Walmsley LLC

U.S. equities were higher in 2023, with the Dow Jones Industrial Average, S&P 500® Index, and Nasdaq more than erasing their 2022 declines. Mega-cap tech names, labeled the “Magnificent Seven”, were big drivers of overall index performance and concerns regarding narrow market leadership. The rise in equities was driven by mounting expectations of a dovish Fed pivot, a resilient U.S. consumer, and strong corporate earnings.

PERFORMANCE

For the year ended December 31, 2023, Transamerica Small/Mid Cap Value VP, Initial Class returned 12.40%. By comparison, its benchmark, the Russell 2500™ Value Index, returned 15.98%.

STRATEGY REVIEW

Systematic Financial Management L.P.

In the small-cap sleeve, Systematic Financial Management, L.P. generally invests in common stocks of companies with small capitalizations that we believe are attractively valued. Our security selection process favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve of the Transamerica Small/Mid Cap Value VP (the “Portfolio”) outperformed the Index during the fiscal year ended December 31, 2023.

This strategy saw good efficacy throughout much of the year until the powerful fourth-quarter rally. Amid the extended period of high interest rates for much of the year, the strong balance sheets and sustainable free cash flows characteristic of the Portfolio’s holdings were paramount, as these companies were largely able to fund their own businesses with internally generated capital (via their free cash flow) at a time when financing became unavailable, or more costly, to other firms. For the year, companies in the Index universe with negative free cash flow materially underperformed, while those with the strongest debt coverage (those able to pay off their debt with internally generated free cash flow in less than five years) handily beat the Index. Late in 2023, however, when the Fed abandoned its “higher for longer” rate outlook and the 10-year Treasury rate responded with a 100-basis point drop in yields, Systematic Financial Management, L.P.’s sleeve struggled to match the Index’s robust advance during the year. In addition to the strong market rotation into passive vehicles that advantaged Index constituents in the final months of 2023, deep-discount companies with poor capital structures caught a bid as the financial markets reopened and the cost of debt and equity declined.

Favorable sector allocation was the driver of the small-cap sleeve’s outperformance for 2023, while the late-2023 strategy headwinds resulted in stock selection providing a negative contribution. Sector allocation was adverse in only one economic sector (energy) where the Portfolio’s underweight was a constraint. The small cap sleeve’s overweight positions to the industrials, information technology, and consumer discretionary sectors were significant contributors to the Portfolio’s above-benchmark performance, along with its underweight to utilities. Stock selection was a material negative in the information technology sector, along with lesser impacts in the energy and healthcare sectors. Good stock picking in the industrials, financials, and consumer discretionary sectors were partial offsets.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

(unaudited)

STRATEGY REVIEW (continued)

Thompson, Siegel & Walmsley LLC

In managing the midcap sleeve, Thompson, Siegel & Walmsley LLC seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The midcap sleeve underperformed its benchmark, the Russell MidCap® Value Index, during the year.

The leading economic industries in terms of contribution to relative return were financials and consumer staples.

Within financials, the Portfolio’s underweight to banks, and overall stock selection across the industry drove positive relative returns. First Citizens BancShares, Inc., a bank holding company, was the top contributor due to news of their timely acquisition of Silicon Valley Bridge Bank from the Federal Deposit Insurance Corporation. Within consumer staples, stock selection was the primary driver of relative return, led by the position in Molson Coors Beverage Co. The beverage producer moved higher after gaining market share from their largest competitor. The company has also benefited from better-than-expected volume growth and margin expansion across geographies.

The primary detractors from relative performance were telecommunications and consumer discretionary.

Within telecommunications, the position in DISH Network Corp., a provider of satellite television with meaningful ownership in the wireless spectrum, was the primary detractor. DISH Network Corp. was impacted by a cyber security breach within its legacy satellite television business earlier in the year and market concerns for financing related to the build out of its wireless network. In consumer discretionary, the Portfolio was impacted to a large degree by what was not held in the industry, particularly in the travel and leisure and home construction sectors. Advance Auto Parts, Inc., an auto parts distributor, was the largest detractor. Advance Auto Parts, Inc. missed earnings and reduced guidance earlier in the year driven by weaker results in the do-it-for-me segment, and overall inventory management challenges. They also recently announced a CEO departure.

Kenneth Burgess, CFA W. Ryan Wick, CFA Co-Portfolio Managers Systematic Financial Management, L.P.	R. Michael Creager, CFA Brett P. Hawkins, CFA Co-Portfolio Managers Thompson, Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	12.40%	11.47%	8.14%	05/04/1993
Russell 2500™ Value Index (A)	15.98%	10.79%	7.42%
Service Class	12.15%	11.19%	7.88%	05/03/2004

(A) The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervalution may actually represent intrinsic value. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,076.00	$4.55	$1,020.80	$4.43	0.87%
Service Class	1,000.00	1,074.60	5.86	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.8%
Repurchase Agreement	3.1
Other Investment Company	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 96.8%
Aerospace & Defense - 2.3%
Curtiss-Wright Corp.	13,000	$2,896,270
Elbit Systems Ltd. (A)	5,100	1,087,575
Huntington Ingalls Industries, Inc.	31,400	8,152,696

		12,136,541

Air Freight & Logistics - 0.6%
FedEx Corp.	12,600	3,187,422

Automobile Components - 0.5%
Dana, Inc.	35,100	512,811
Gentex Corp.	18,900	617,274
Stoneridge, Inc. (B)	6,250	122,313
Visteon Corp. (B)	13,100	1,636,190

		2,888,588

Banks - 6.5%
Atlantic Union Bankshares Corp.	19,400	708,876
Berkshire Hills Bancorp, Inc.	62,700	1,556,841
Central Valley Community Bancorp	12,700	283,845
Columbia Banking System, Inc.	68,850	1,836,918
Dime Community Bancshares, Inc.	68,600	1,847,398
First Citizens BancShares, Inc., Class A	7,159	10,158,406
First Community Bankshares, Inc.	40,300	1,495,130
First Merchants Corp.	45,400	1,683,432
Lakeland Bancorp, Inc.	101,700	1,504,143
OceanFirst Financial Corp.	51,000	885,360
Princeton Bancorp, Inc.	7,700	276,430
Provident Financial Services, Inc.	55,300	997,059
Sandy Spring Bancorp, Inc.	48,050	1,308,882
TrustCo Bank Corp.	66,100	2,052,405
United Bankshares, Inc.	13,650	512,558
United Community Banks, Inc.	61,600	1,802,416
WaFd, Inc.	91,500	3,015,840
Webster Financial Corp.	64,250	3,261,330

		35,187,269

Biotechnology - 0.4%
Exelixis, Inc. (B)	74,100	1,777,659
Prothena Corp. PLC (B)	8,350	303,439

		2,081,098

Building Products - 2.5%
American Woodmark Corp. (B)	21,100	1,959,135
Builders FirstSource, Inc. (B)	10,000	1,669,400
Gibraltar Industries, Inc. (B)	8,450	667,381
Hayward Holdings, Inc. (B)	91,100	1,238,960
Masonite International Corp. (B)	15,100	1,278,366
Owens Corning	15,750	2,334,622
PGT Innovations, Inc. (B)	56,800	2,311,760
Quanex Building Products Corp.	67,100	2,051,247

		13,510,871

Capital Markets - 0.8%
Piper Sandler Cos.	14,600	2,553,102
Stifel Financial Corp.	28,600	1,977,690

		4,530,792

Chemicals - 2.0%
Huntsman Corp.	35,200	884,576
LSB Industries, Inc. (B)	114,150	1,062,736
Mosaic Co.	108,700	3,883,851
Olin Corp.	95,800	5,168,410

		10,999,573

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies - 0.4%
HNI Corp.	32,400	$ 1,355,292
Tetra Tech, Inc.	3,650	609,295

		1,964,587

Communications Equipment - 0.4%
Harmonic, Inc. (B)	68,600	894,544
KVH Industries, Inc. (B)	91,150	479,449
Silicom Ltd. (B)	38,600	698,660

		2,072,653

Construction & Engineering - 1.6%
Comfort Systems USA, Inc.	16,000	3,290,720
EMCOR Group, Inc.	15,900	3,425,337
Granite Construction, Inc.	35,750	1,818,245

		8,534,302

Consumer Finance - 0.7%
Ally Financial, Inc.	114,100	3,984,372

Consumer Staples Distribution & Retail - 2.0%
Dollar General Corp.	18,100	2,460,695
Dollar Tree, Inc. (B)	30,200	4,289,910
US Foods Holding Corp. (B)	70,900	3,219,569
Village Super Market, Inc., Class A	26,150	685,914

		10,656,088

Containers & Packaging - 1.0%
Graphic Packaging Holding Co.	198,500	4,893,025
Greif, Inc., Class A	9,350	613,266

		5,506,291

Distributors - 1.2%
LKQ Corp.	132,400	6,327,396

Diversified Consumer Services - 0.3%
American Public Education, Inc. (B)	5,600	54,040
Stride, Inc. (B)	30,300	1,798,911

		1,852,951

Diversified Telecommunication Services - 1.0%
GCI Liberty, Inc. (B) (C) (D) (E)	60,500	0
Liberty Global Ltd., Class A (B)	297,400	5,284,798

		5,284,798

Electric Utilities - 4.3%
Evergy, Inc.	167,101	8,722,672
Exelon Corp.	140,500	5,043,950
OGE Energy Corp.	244,100	8,526,413
Portland General Electric Co.	17,800	771,452

		23,064,487

Electrical Equipment - 0.8%
Acuity Brands, Inc.	1,750	358,453
LSI Industries, Inc.	164,500	2,316,160
Regal Rexnord Corp.	12,600	1,865,052

		4,539,665

Electronic Equipment, Instruments & Components - 2.5%
Coherent Corp. (B)	15,600	679,068
Flex Ltd. (B)	53,500	1,629,610
IPG Photonics Corp. (B)	7,600	824,904
Itron, Inc. (B)	9,200	694,692
Methode Electronics, Inc.	38,100	866,013
OSI Systems, Inc. (B)	17,000	2,193,850
Vishay Intertechnology, Inc.	79,850	1,914,004

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Vontier Corp.	141,287	$ 4,881,466

		13,683,607

Energy Equipment & Services - 1.1%
Helix Energy Solutions Group, Inc. (B)	174,000	1,788,720
Helmerich & Payne, Inc.	33,200	1,202,504
Noble Corp. PLC	50,400	2,427,264
Seadrill Ltd. (B)	4,700	222,216

		5,640,704

Entertainment - 1.5%
Madison Square Garden Entertainment Corp. (B)	57,450	1,826,335
Madison Square Garden Sports Corp. (B)	8,150	1,481,915
Sphere Entertainment Co. (B)	24,750	840,510
Warner Bros Discovery, Inc. (B)	325,400	3,703,052

		7,851,812

Financial Services - 2.6%
Fidelity National Information Services, Inc.	67,900	4,078,753
FleetCor Technologies, Inc. (B)	17,900	5,058,719
Global Payments, Inc.	38,400	4,876,800

		14,014,272

Food Products - 2.4%
Nomad Foods Ltd. (B)	77,000	1,305,150
Post Holdings, Inc. (B)	71,168	6,267,054
Tyson Foods, Inc., Class A	94,800	5,095,500

		12,667,704

Gas Utilities - 0.7%
National Fuel Gas Co.	77,200	3,873,124

Ground Transportation - 0.2%
U-Haul Holding Co.	15,900	1,119,996

Health Care Equipment & Supplies - 1.3%
AngioDynamics, Inc. (B)	112,500	882,000
Inmode Ltd. (B)	29,450	654,968
Koninklijke Philips NV (A) (B)	163,326	3,810,396
OraSure Technologies, Inc. (B)	60,000	492,000
QuidelOrtho Corp. (B)	13,150	969,155

		6,808,519

Health Care Providers & Services - 4.4%
AMN Healthcare Services, Inc. (B)	12,650	947,232
Cencora, Inc.	28,066	5,764,195
Centene Corp. (B)	71,900	5,335,699
Cross Country Healthcare, Inc. (B)	105,000	2,377,200
Encompass Health Corp.	29,450	1,964,904
Enhabit, Inc. (B)	99,450	1,029,308
Laboratory Corp. of America Holdings	24,877	5,654,293
National HealthCare Corp.	6,900	637,698

		23,710,529

Health Care REITs - 0.9%
Community Healthcare Trust, Inc.	37,100	988,344
Physicians Realty Trust	130,300	1,734,293
Sabra Health Care, Inc.	132,300	1,887,921

		4,610,558

Hotel & Resort REITs - 0.6%
Apple Hospitality, Inc.	124,400	2,066,284
DiamondRock Hospitality Co.	98,700	926,793
Summit Hotel Properties, Inc.	55,800	374,976

		3,368,053

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 0.5%
Bloomin’ Brands, Inc.	18,500	$ 520,775
Bowlero Corp., Class A (A) (B)	45,100	638,616
Churchill Downs, Inc.	10,850	1,463,991

		2,623,382

Household Durables - 1.3%
Helen of Troy Ltd. (B)	11,150	1,347,031
KB Home	35,700	2,229,822
La-Z-Boy, Inc.	35,200	1,299,584
MDC Holdings, Inc.	14,300	790,075
PulteGroup, Inc.	8,150	841,243
Sonos, Inc. (B)	38,500	659,890

		7,167,645

Household Products - 0.3%
Spectrum Brands Holdings, Inc.	20,650	1,647,251

Independent Power & Renewable Electricity Producers - 0.9%
Vistra Corp.	122,531	4,719,894

Industrial REITs - 0.3%
LXP Industrial Trust	163,550	1,622,416

Insurance - 6.3%
Allstate Corp.	34,700	4,857,306
Arch Capital Group Ltd. (B)	32,200	2,391,494
Everest Group Ltd.	6,950	2,457,381
Fidelity National Financial, Inc.	111,507	5,689,087
Markel Group, Inc. (B)	5,100	7,241,490
Old Republic International Corp.	163,929	4,819,513
Selective Insurance Group, Inc.	22,600	2,248,248
United Fire Group, Inc.	23,450	471,814
Willis Towers Watson PLC	15,500	3,738,600

		33,914,933

Interactive Media & Services - 1.2%
IAC, Inc. (B)	125,564	6,577,042

Leisure Products - 0.7%
BRP, Inc.	15,600	1,118,364
MasterCraft Boat Holdings, Inc. (B)	60,500	1,369,720
Polaris, Inc.	12,750	1,208,318

		3,696,402

Life Sciences Tools & Services - 1.9%
Azenta, Inc. (B)	24,650	1,605,701
Bio-Rad Laboratories, Inc., Class A (B)	25,300	8,169,117
Maravai LifeSciences Holdings, Inc., Class A (B)	73,900	484,045

		10,258,863

Machinery - 1.9%
Allison Transmission Holdings, Inc.	600	34,890
CNH Industrial NV	177,500	2,161,950
Columbus McKinnon Corp.	47,500	1,853,450
Douglas Dynamics, Inc.	21,900	649,992
Gencor Industries, Inc. (B)	46,700	753,738
Miller Industries, Inc.	22,400	947,296
Mueller Industries, Inc.	66,900	3,154,335
Oshkosh Corp.	6,450	699,244

		10,254,895

Media - 5.7%
Altice USA, Inc., Class A (B)	476,300	1,547,975
DISH Network Corp., Class A (B)	368,000	2,123,360
Fox Corp., Class A	156,400	4,640,388
Liberty Broadband Corp., Class C (B)	98,290	7,921,191
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	253,344	7,291,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
News Corp., Class A	242,600	$ 5,955,830
Perion Network Ltd. (A) (B)	28,800	889,056

		30,369,040

Metals & Mining - 1.0%
Commercial Metals Co.	35,450	1,773,918
Kaiser Aluminum Corp.	16,350	1,163,957
Schnitzer Steel Industries, Inc., Class A	32,850	990,756
TimkenSteel Corp. (B)	69,250	1,623,912

		5,552,543

Multi-Utilities - 4.7%
CenterPoint Energy, Inc.	164,700	4,705,479
Dominion Energy, Inc.	199,700	9,385,900
NiSource, Inc.	298,600	7,927,830
Northwestern Energy Group, Inc.	62,500	3,180,625

		25,199,834

Office REITs - 0.7%
Brandywine Realty Trust	61,250	330,750
JBG SMITH Properties	170,500	2,900,205
Piedmont Office Realty Trust, Inc., Class A	69,200	492,012

		3,722,967

Oil, Gas & Consumable Fuels - 7.2%
Chesapeake Energy Corp.	62,500	4,808,750
Delek US Holdings, Inc.	52,250	1,348,050
Diamondback Energy, Inc.	20,800	3,225,664
EQT Corp.	104,000	4,020,640
HF Sinclair Corp.	58,200	3,234,174
Kinder Morgan, Inc.	393,700	6,944,868
Magnolia Oil & Gas Corp., Class A	200,450	4,267,580
Ovintiv, Inc.	39,850	1,750,212
REX American Resources Corp. (B)	46,400	2,194,720
Teekay Tankers Ltd., Class A	10,750	537,178
Williams Cos., Inc.	179,800	6,262,434

		38,594,270

Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	34,800	2,464,884

Pharmaceuticals - 3.6%
Catalent, Inc. (B)	98,600	4,430,098
Innoviva, Inc. (B)	136,500	2,189,460
Jazz Pharmaceuticals PLC (B)	20,000	2,460,000
Organon & Co.	270,600	3,902,052
Perrigo Co. PLC	204,350	6,575,983

		19,557,593

Professional Services - 2.9%
ASGN, Inc. (B)	15,900	1,529,103
Clarivate PLC (A) (B)	337,100	3,121,546
FTI Consulting, Inc. (B)	2,550	507,832
Heidrick & Struggles International, Inc.	37,400	1,104,422
ICF International, Inc.	21,900	2,936,571
KBR, Inc.	54,000	2,992,140
Leidos Holdings, Inc.	15,450	1,672,308
Science Applications International Corp.	14,250	1,771,560

		15,635,482

Real Estate Management & Development - 0.1%
Newmark Group, Inc., Class A	44,250	484,980

Retail REITs - 0.2%
Spirit Realty Capital, Inc.	29,300	1,280,117

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 2.1%
AXT, Inc. (B)	72,500	$ 174,000
Cohu, Inc. (B)	51,850	1,834,971
Magnachip Semiconductor Corp. (B)	130,300	977,250
MKS Instruments, Inc.	11,850	1,219,010
Onto Innovation, Inc. (B)	17,200	2,629,880
Qorvo, Inc. (B)	9,100	1,024,751
Silicon Motion Technology Corp., ADR	18,000	1,102,860
Tower Semiconductor Ltd. (B)	35,100	1,071,252
Universal Display Corp.	7,600	1,453,576

		11,487,550

Software - 0.5%
Adeia, Inc.	103,000	1,276,170
Progress Software Corp.	29,800	1,618,140

		2,894,310

Specialized REITs - 0.8%
Gaming & Leisure Properties, Inc.	81,653	4,029,576

Specialty Retail - 2.5%
Abercrombie & Fitch Co., Class A (B)	25,800	2,276,076
Academy Sports & Outdoors, Inc.	11,600	765,600
Advance Auto Parts, Inc.	39,100	2,386,273
American Eagle Outfitters, Inc.	86,250	1,825,050
Ross Stores, Inc.	16,900	2,338,791
Urban Outfitters, Inc. (B)	45,450	1,622,110
Williams-Sonoma, Inc.	11,000	2,219,580

		13,433,480

Technology Hardware, Storage & Peripherals - 0.7%
Hewlett Packard Enterprise Co.	228,800	3,885,024

Textiles, Apparel & Luxury Goods - 0.8%
Deckers Outdoor Corp. (B)	2,400	1,604,232
Steven Madden Ltd.	33,600	1,411,200
Tapestry, Inc.	29,450	1,084,055

		4,099,487

Total Common Stocks (Cost $433,532,391)		520,832,482

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (F)	836,860	836,860

Total Other Investment Company (Cost $836,860)		836,860

	Principal	Value
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp., 2.50% (F), dated 12/29/2023, to be repurchased at $16,782,726 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $17,113,746.	$ 16,778,066	16,778,066

Total Repurchase Agreement (Cost $16,778,066)		16,778,066

Total Investments (Cost $451,147,317)		538,447,408
Net Other Assets (Liabilities) - (0.1)%		(696,152)

Net Assets - 100.0%		$ 537,751,256

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stocks	$520,832,482	$—	$0	$520,832,482
Other Investment Company	836,860	—	—	836,860
Repurchase Agreement	—	16,778,066	—	16,778,066

Total Investments	$521,669,342	$16,778,066	$0	$538,447,408

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,728,610, collateralized by cash collateral of $836,860 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $7,100,189. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2023, the value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(D)	Security deemed worthless.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Rates disclosed reflect the yields at December 31, 2023.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $434,369,251) (including securities loaned of $7,728,610)	$521,669,342
Repurchase agreement, at value (cost $16,778,066)	16,778,066
Receivables and other assets:
Investments sold	306,347
Net income from securities lending	5,067
Shares of beneficial interest sold	105,768
Dividends	308,754
Interest	3,495
Total assets	539,176,839

Liabilities:
Cash collateral received upon return of:
Securities on loan	836,860
Payables and other liabilities:
Shares of beneficial interest redeemed	86,398
Investment management fees	346,992
Distribution and service fees	48,097
Transfer agent costs	599
Trustee and CCO fees	138
Audit and tax fees	18,993
Custody fees	10,914
Legal fees	5,576
Printing and shareholder reports fees	61,344
Other accrued expenses	9,672
Total liabilities	1,425,583
Net assets	$537,751,256

Net assets consist of:
Capital stock ($0.01 par value)	$289,064
Additional paid-in capital	443,999,424
Total distributable earnings (accumulated losses)	93,462,768
Net assets	$537,751,256

Net assets by class:
Initial Class	$305,914,111
Service Class	231,837,145
Shares outstanding:
Initial Class	16,132,281
Service Class	12,774,144
Net asset value and offering price per share:
Initial Class	$18.96
Service Class	18.15

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$9,054,891
Interest income	413,882
Net income from securities lending	38,102
Withholding taxes on foreign income	(3,273)
Total investment income	9,503,602

Expenses:
Investment management fees	4,028,337
Distribution and service fees:
Service Class	554,379
Transfer agent costs	6,126
Trustee and CCO fees	25,075
Audit and tax fees	26,447
Custody fees	43,596
Legal fees	44,753
Printing and shareholder reports fees	183,965
Other	49,191
Total expenses	4,961,869

Net investment income (loss)	4,541,733

Net realized gain (loss) on:
Investments	13,834,313
Foreign currency transactions	46
Net realized gain (loss)	13,834,359

Net change in unrealized appreciation (depreciation) on:
Investments	41,877,207
Translation of assets and liabilities denominated in foreign currencies	(13)
Net change in unrealized appreciation (depreciation)	41,877,194
Net realized and change in unrealized gain (loss)	55,711,553
Net increase (decrease) in net assets resulting from operations	$60,253,286

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$4,541,733	$4,505,284
Net realized gain (loss)	13,834,359	48,877,676
Net change in unrealized appreciation (depreciation)	41,877,194	(104,918,874)
Net increase (decrease) in net assets resulting from operations	60,253,286	(51,535,914)

Dividends and/or distributions to shareholders:
Initial Class	(31,498,528)	(50,786,851)
Service Class	(24,207,774)	(38,667,401)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(55,706,302)	(89,454,252)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,469,451	7,910,255
Service Class	12,339,776	9,385,046
	16,809,227	17,295,301
Dividends and/or distributions reinvested:
Initial Class	31,498,528	50,786,851
Service Class	24,207,774	38,667,401
	55,706,302	89,454,252
Cost of shares redeemed:
Initial Class	(31,579,658)	(35,914,485)
Service Class	(25,753,471)	(42,973,906)
	(57,333,129)	(78,888,391)
Net increase (decrease) in net assets resulting from capital share transactions	15,182,400	27,861,162
Net increase (decrease) in net assets	19,729,384	(113,129,004)

Net assets:
Beginning of year	518,021,872	631,150,876
End of year	$537,751,256	$518,021,872

Capital share transactions - shares:
Shares issued:
Initial Class	238,557	368,537
Service Class	675,924	442,554
	914,481	811,091
Shares reinvested:
Initial Class	1,737,371	2,595,138
Service Class	1,393,654	2,053,500
	3,131,025	4,648,638
Shares redeemed:
Initial Class	(1,691,302)	(1,655,419)
Service Class	(1,434,497)	(2,041,791)
	(3,125,799)	(3,697,210)
Net increase (decrease) in shares outstanding:
Initial Class	284,626	1,308,256
Service Class	635,081	454,263
	919,707	1,762,519

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$18.83	$24.43	$19.19	$19.51	$17.11

Investment operations:
Net investment income (loss) (A)	0.19	0.20	0.13	0.17	0.18
Net realized and unrealized gain (loss)	2.05	(2.09)	5.26	0.41	3.95
Total investment operations	2.24	(1.89)	5.39	0.58	4.13

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.14)	(0.15)	(0.20)	(0.19)
Net realized gains	(1.90)	(3.57)	—	(0.70)	(1.54)
Total dividends and/or distributions to shareholders	(2.11)	(3.71)	(0.15)	(0.90)	(1.73)

Net asset value, end of year	$18.96	$18.83	$24.43	$19.19	$19.51

Total return	12.40%	(8.31)%	28.12%	4.04%	25.28%

Ratio and supplemental data:
Net assets end of year (000’s)	$305,914	$298,340	$355,144	$316,185	$339,556
Expenses to average net assets	0.85%	0.81%	0.82%	0.83%	0.83%
Net investment income (loss) to average net assets	0.98%	0.91%	0.57%	1.03%	0.96%
Portfolio turnover rate	33%	44%	46%	71%	56%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$18.10	$23.62	$18.57	$18.92	$16.64

Investment operations:
Net investment income (loss) (A)	0.13	0.14	0.07	0.12	0.13
Net realized and unrealized gain (loss)	1.98	(2.01)	5.09	0.39	3.83
Total investment operations	2.11	(1.87)	5.16	0.51	3.96

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.08)	(0.11)	(0.16)	(0.14)
Net realized gains	(1.90)	(3.57)	—	(0.70)	(1.54)
Total dividends and/or distributions to shareholders	(2.06)	(3.65)	(0.11)	(0.86)	(1.68)

Net asset value, end of year	$18.15	$18.10	$23.62	$18.57	$18.92

Total return	12.15%	(8.53)%	27.81%	3.74%	24.94%

Ratio and supplemental data:
Net assets end of year (000’s)	$231,837	$219,682	$276,007	$231,626	$218,875
Expenses to average net assets	1.10%	1.06%	1.07%	1.08%	1.08%
Net investment income (loss) to average net assets	0.73%	0.66%	0.32%	0.77%	0.71%
Portfolio turnover rate	33%	44%	46%	71%	56%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $14,338.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$836,860	$—	$—	$—	$836,860
Total Borrowings	$836,860	$—	$—	$—	$836,860

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Small capitalization companies risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $100 million	0.790%
Over $100 million up to $350 million	0.780
Over $350 million up to $500 million	0.770
Over $500 million up to $750 million	0.750
Over $750 million up to $1 billion	0.745
Over $1 billion up to $1.5 billion	0.690
Over $1.5 billion up to $2 billion	0.680
Over $2 billion	0.670

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2023
Initial Class	0.88%	May 1, 2024
Service Class	1.13	May 1, 2024
Prior to May 1, 2023
Initial Class	0.89
Service Class	1.14

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 167,789,079	$ —	$ 204,464,087	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 467,333,712	$ 95,524,465	$ (24,410,769)	$ 71,113,696

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 9,689,996	$ 46,016,306	$ —	$ 31,883,804	$ 57,570,448	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,926,772	$ 17,422,309	$ —	$ —	$ —	$ 71,113,687

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Small/Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Small/Mid Cap Value VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $46,016,306 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March 2023, uncertainty about the U.S. Congress and President Biden agreeing to raise the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October 2023, and a sluggish Chinese economic recovery.

Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (the “Fed”) raised short-term interest rates four times through the end of July 2023, lifting the fed funds target rate to the 5.25% to 5.50% range. Equities rallied through year-end as the Fed officials projected at their mid-December policy meeting that there could be three quarter-point interest rate cuts in 2024.

PERFORMANCE

For the year ended December 31, 2023, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 21.20%. By comparison, its benchmark, the MSCI U.S. Small Cap Growth Index, returned 22.27%.

STRATEGY REVIEW

Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) seeks to outperform its benchmark through stock selection, and we believe sector neutrality versus the benchmark helps us avoid risks due to large moves in any individual sector. However, we may occasionally have overweight or underweight positions.

The Portfolio underperformed its benchmark, the MSCI U.S. Small Cap Growth Index, for the fiscal year ended December 31, 2023.

Financials and real estate detracted the most from relative Portfolio performance. Industrials & business services and consumer staples contributed to relative performance.

The top relative detractor was financials. Affirm Holdings, Inc. offers a digital commerce platform with point-of-sale payment and merchant commerce solutions, as well as a consumer-focused app. Shares traded higher during the year due to strong product differentiation as instability in the financial markets and legacy banks drove consumers to alternative payment options. Additionally, optimism around the end of the tightening cycle helped results in the latter part of 2023. Our average underweight position relative to the benchmark weighed on relative performance within this name, but we continue to remain confident in Affirm’s ability to execute going forward based on its improving cash flow profile and an increased acceptance of its products within a changing interest rate environment.

Real estate also detracted from relative performance because of stock choices. Rexford Industrial Realty, Inc. is a real estate investment trust that invests in, operates, and redevelops industrial properties throughout southern California, the largest industrial market in the U.S. The company felt the pressure of weakened industrial fundamentals during the year, as the constrained supply eased with rent increases pricing tenants out of the market and as reduced port traffic due to shifts in global trade increased availability.

On the other hand, the industrials and business services sector contributed to relative performance due to favorable stock selection. Builders FirstSource, Inc. manufactures and supplies building materials and construction elements for contractors and consumers. The company outperformed its benchmark counterparts during the year and has benefited from a strong balance sheet and solid cash flows.

Stock choices such as Coca-Cola Consolidated, Inc., in the consumer staples sector, also boosted relative performance. Coca-Cola Consolidated, Inc. is the largest independent Coca-Cola bottler in the U.S. and has a solid, long-term relationship with Coca-Cola Co., enabling it to secure new distribution and manufacturing territories as Coca-Cola Co. divests its company-owned bottling rights in the U.S. Shares rose during the year as net sales and earnings increased significantly compared with the prior year. In addition, strong investment and return on equity have positioned this company as a leader within the consumer staples space.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	21.20%	11.44%	9.02%	05/03/1999
MSCI U.S. Small Cap Growth Index (A)	22.27%	12.29%	8.55%
Service Class	20.88%	11.15%	8.74%	05/01/2003

(A) The MSCI U.S. Small Cap Growth Index is comprised of the growth companies of the MSCI U.S. Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Applying the sub-adviser’s ESG criteria to its investment analysis for the Portfolio may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Portfolio may forego some investment opportunities available to portfolios that do not use ESG criteria or that apply different ESG criteria.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,063.10	$4.42	$1,020.90	$4.33	0.85%
Service Class	1,000.00	1,061.30	5.72	1,019.70	5.60	1.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Repurchase Agreement	0.8
Other Investment Company	0.5
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 2.0%
Cadre Holdings, Inc.	21,803	$717,101
Curtiss-Wright Corp.	27,761	6,184,873
Leonardo DRS, Inc. (A)	128,296	2,571,052
Moog, Inc., Class A	4,271	618,355
Woodward, Inc.	28,800	3,920,544

		14,011,925

Air Freight & Logistics - 0.5%
GXO Logistics, Inc. (A)	54,495	3,332,914

Automobile Components - 0.5%
LCI Industries	3,213	403,906
Patrick Industries, Inc.	14,174	1,422,361
Visteon Corp. (A)	15,298	1,910,720

		3,736,987

Banks - 0.6%
Bancorp, Inc. (A)	73,537	2,835,587
ServisFirst Bancshares, Inc.	24,119	1,607,049

		4,442,636

Beverages - 0.8%
Celsius Holdings, Inc. (A)	21,162	1,153,752
Coca-Cola Consolidated, Inc.	4,520	4,196,368

		5,350,120

Biotechnology - 9.9%
ACADIA Pharmaceuticals, Inc. (A)	85,576	2,679,385
Agios Pharmaceuticals, Inc. (A)	24,785	551,962
Akero Therapeutics, Inc. (A)	33,699	786,872
Alector, Inc. (A)	16,229	129,507
Alkermes PLC (A)	63,035	1,748,591
Allogene Therapeutics, Inc. (A)	26,745	85,851
Amicus Therapeutics, Inc. (A)	81,318	1,153,902
Arcellx, Inc. (A)	13,100	727,050
Avidity Biosciences, Inc. (A)	37,231	336,941
Biohaven Ltd. (A)	67,228	2,877,358
Biomea Fusion, Inc. (A) (B)	9,500	137,940
Blueprint Medicines Corp. (A)	43,076	3,973,330
Bridgebio Pharma, Inc. (A)	38,585	1,557,676
Catalyst Pharmaceuticals, Inc. (A)	73,585	1,236,964
Cerevel Therapeutics Holdings, Inc. (A)	46,465	1,970,116
Crinetics Pharmaceuticals, Inc. (A)	17,209	612,296
CRISPR Therapeutics AG (A) (B)	34,932	2,186,743
Cytokinetics, Inc. (A)	41,091	3,430,688
Day One Biopharmaceuticals, Inc. (A)	20,533	299,782
Denali Therapeutics, Inc. (A)	21,852	468,944
Exelixis, Inc. (A)	141,633	3,397,776
Halozyme Therapeutics, Inc. (A)	89,309	3,300,861
Ideaya Biosciences, Inc. (A)	18,601	661,824
IGM Biosciences, Inc. (A) (B)	13,760	114,346
ImmunoGen, Inc. (A)	65,402	1,939,169
Immunovant, Inc. (A)	17,787	749,366
Insmed, Inc. (A)	100,682	3,120,135
Intellia Therapeutics, Inc. (A)	28,670	874,148
Ionis Pharmaceuticals, Inc. (A)	56,009	2,833,495
Iovance Biotherapeutics, Inc. (A)	75,815	616,376
Karuna Therapeutics, Inc. (A)	15,906	5,034,408
Krystal Biotech, Inc. (A)	6,993	867,552
Kymera Therapeutics, Inc. (A)	29,570	752,852
Madrigal Pharmaceuticals, Inc., ADR (A)	3,253	752,679

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Monte Rosa Therapeutics, Inc. (A)	5,200	$ 29,380
MoonLake Immunotherapeutics (A)	7,200	434,808
Morphic Holding, Inc. (A)	17,759	512,880
Natera, Inc. (A)	31,213	1,955,182
Neurocrine Biosciences, Inc. (A)	14,735	1,941,484
Nurix Therapeutics, Inc. (A)	12,618	130,218
Nuvalent, Inc., Class A (A)	10,906	802,573
Prothena Corp. PLC (A)	38,587	1,402,252
PTC Therapeutics, Inc. (A)	39,295	1,082,970
Relay Therapeutics, Inc. (A)	53,020	583,750
Replimune Group, Inc. (A)	40,933	345,065
REVOLUTION Medicines, Inc. (A)	22,168	635,778
Rhythm Pharmaceuticals, Inc. (A)	17,143	788,064
Rocket Pharmaceuticals, Inc. (A)	24,334	729,290
Scholar Rock Holding Corp. (A)	31,906	599,833
SpringWorks Therapeutics, Inc. (A)	9,059	330,653
Ultragenyx Pharmaceutical, Inc. (A)	30,528	1,459,849
Vaxcyte, Inc. (A)	23,084	1,449,675
Xencor, Inc. (A)	40,346	856,546
Zentalis Pharmaceuticals, Inc. (A)	13,435	203,540

		68,240,675

Building Products - 3.1%
AAON, Inc.	34,135	2,521,553
AZEK Co., Inc. (A)	51,900	1,985,175
Builders FirstSource, Inc. (A)	21,464	3,583,200
CSW Industrials, Inc.	13,179	2,733,456
Gibraltar Industries, Inc. (A)	9,256	731,039
Simpson Manufacturing Co., Inc.	23,600	4,672,328
UFP Industries, Inc.	43,436	5,453,390

		21,680,141

Capital Markets - 1.9%
Blue Owl Capital, Inc.	146,627	2,184,742
FactSet Research Systems, Inc.	5,987	2,856,098
Hamilton Lane, Inc., Class A	21,900	2,484,336
LPL Financial Holdings, Inc.	5,893	1,341,365
MarketAxess Holdings, Inc.	7,523	2,203,111
StoneX Group, Inc. (A)	28,516	2,105,336

		13,174,988

Chemicals - 1.4%
Axalta Coating Systems Ltd. (A)	94,133	3,197,698
Balchem Corp.	8,467	1,259,466
Element Solutions, Inc.	69,511	1,608,485
Olin Corp.	48,550	2,619,272
Quaker Chemical Corp.	5,200	1,109,784

		9,794,705

Commercial Services & Supplies - 1.8%
Casella Waste Systems, Inc., Class A (A)	57,868	4,945,399
Clean Harbors, Inc. (A)	19,823	3,459,312
MSA Safety, Inc.	13,798	2,329,516
Rentokil Initial PLC, ADR	59,299	1,696,545

		12,430,772

Communications Equipment - 0.1%
Extreme Networks, Inc. (A)	39,706	700,414

Construction & Engineering - 1.9%
API Group Corp. (A)	87,500	3,027,500
Comfort Systems USA, Inc.	28,760	5,915,069

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering (continued)
EMCOR Group, Inc.	6,355	$ 1,369,058
WillScot Mobile Mini Holdings Corp. (A)	55,115	2,452,617

		12,764,244

Construction Materials - 0.7%
Eagle Materials, Inc.	22,310	4,525,360

Consumer Staples Distribution & Retail - 0.8%
BJ’s Wholesale Club Holdings, Inc. (A)	10,465	697,597
Casey’s General Stores, Inc.	7,188	1,974,831
Performance Food Group Co. (A)	40,977	2,833,560

		5,505,988

Containers & Packaging - 0.2%
Graphic Packaging Holding Co.	65,731	1,620,269

Distributors - 0.4%
Pool Corp.	7,512	2,995,109

Diversified Consumer Services - 1.1%
Bright Horizons Family Solutions, Inc. (A)	16,388	1,544,405
Duolingo, Inc. (A)	10,660	2,418,221
Grand Canyon Education, Inc. (A)	25,834	3,411,121

		7,373,747

Diversified Telecommunication Services - 0.7%
Cogent Communications Holdings, Inc.	24,333	1,850,768
GCI Liberty, Inc. (A) (C) (D) (E)	66,048	0
Iridium Communications, Inc.	78,900	3,247,524

		5,098,292

Electrical Equipment - 1.3%
Array Technologies, Inc. (A)	69,402	1,165,954
Atkore, Inc. (A)	26,208	4,193,280
Vertiv Holdings Co.	68,384	3,284,483

		8,643,717

Electronic Equipment, Instruments & Components - 3.1%
Advanced Energy Industries, Inc.	24,408	2,658,519
Fabrinet (A)	35,142	6,688,577
Littelfuse, Inc.	5,583	1,493,788
Novanta, Inc. (A)	29,138	4,907,131
Teledyne Technologies, Inc. (A)	4,907	2,189,945
Vontier Corp.	85,900	2,967,845
Zebra Technologies Corp., Class A (A)	2,207	603,239

		21,509,044

Energy Equipment & Services - 2.3%
ChampionX Corp.	61,209	1,787,915
Expro Group Holdings NV (A)	38,900	619,288
Noble Corp. PLC	49,394	2,378,815
TechnipFMC PLC	74,068	1,491,730
Tidewater, Inc. (A)	30,349	2,188,466
Transocean Ltd. (A)	163,608	1,038,911
Weatherford International PLC (A)	64,918	6,350,928

		15,856,053

Entertainment - 0.7%
Endeavor Group Holdings, Inc., Class A	126,530	3,002,557
TKO Group Holdings, Inc.	23,875	1,947,722

		4,950,279

Financial Services - 2.0%
Affirm Holdings, Inc. (A)	105,200	5,169,528
Euronet Worldwide, Inc. (A)	19,961	2,025,842

	Shares	Value
COMMON STOCKS (continued)
Financial Services (continued)
EVERTEC, Inc.	41,635	$ 1,704,537
NCR Atleos Corp. (A)	18,726	454,854
Payoneer Global, Inc. (A)	261,000	1,359,810
Shift4 Payments, Inc., Class A (A)	43,394	3,225,910

		13,940,481

Food Products - 0.7%
Post Holdings, Inc. (A)	33,643	2,962,602
Simply Good Foods Co. (A)	41,648	1,649,261

		4,611,863

Ground Transportation - 1.8%
Landstar System, Inc.	14,402	2,788,947
RXO, Inc. (A)	2,469	57,429
Saia, Inc. (A)	11,635	5,098,690
XPO, Inc. (A)	49,098	4,300,494

		12,245,560

Health Care Equipment & Supplies - 4.4%
AtriCure, Inc. (A)	23,218	828,650
CONMED Corp.	18,788	2,057,474
Embecta Corp.	7,234	136,940
Globus Medical, Inc., Class A (A)	54,930	2,927,220
Haemonetics Corp. (A)	24,652	2,107,993
Inari Medical, Inc. (A)	22,676	1,472,126
Inspire Medical Systems, Inc. (A)	11,132	2,264,583
iRhythm Technologies, Inc. (A)	15,277	1,635,250
Lantheus Holdings, Inc. (A)	51,103	3,168,386
Merit Medical Systems, Inc. (A)	50,266	3,818,205
Omnicell, Inc. (A)	18,229	685,957
Penumbra, Inc. (A)	8,719	2,193,177
PROCEPT BioRobotics Corp. (A)	35,380	1,482,776
Shockwave Medical, Inc. (A)	6,358	1,211,580
STERIS PLC	12,749	2,802,868
TransMedics Group, Inc. (A)	16,700	1,318,131

		30,111,316

Health Care Providers & Services - 4.3%
Addus HomeCare Corp. (A)	24,588	2,282,996
AMN Healthcare Services, Inc. (A)	31,979	2,394,588
Chemed Corp.	1,538	899,346
CorVel Corp. (A)	14,033	3,469,098
Ensign Group, Inc.	55,828	6,264,460
Guardant Health, Inc. (A)	45,964	1,243,326
Molina Healthcare, Inc. (A)	13,640	4,928,268
NeoGenomics, Inc. (A)	38,796	627,719
Option Care Health, Inc. (A)	109,889	3,702,160
Tenet Healthcare Corp. (A)	47,647	3,600,684

		29,412,645

Health Care Technology - 0.2%
Evolent Health, Inc., Class A (A)	37,607	1,242,159

Hotels, Restaurants & Leisure - 5.0%
Bloomin’ Brands, Inc.	62,769	1,766,947
Boyd Gaming Corp.	61,728	3,864,790
Cava Group, Inc. (A)	9,081	390,301
Choice Hotels International, Inc.	21,846	2,475,152
Churchill Downs, Inc.	37,665	5,082,138
Domino’s Pizza, Inc.	7,476	3,081,832
Everi Holdings, Inc. (A)	33,733	380,171
Hilton Grand Vacations, Inc. (A)	33,520	1,346,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Light & Wonder, Inc. (A)	22,200	$ 1,822,842
Red Rock Resorts, Inc., Class A	23,541	1,255,442
SeaWorld Entertainment, Inc. (A)	13,240	699,469
Texas Roadhouse, Inc.	42,100	5,145,883
Travel & Leisure Co.	19,600	766,164
Wendy’s Co.	94,073	1,832,542
Wingstop, Inc.	18,224	4,675,914

		34,586,421

Household Durables - 2.5%
Cavco Industries, Inc. (A)	6,682	2,316,115
Green Brick Partners, Inc. (A)	31,535	1,637,928
Skyline Champion Corp. (A)	31,835	2,364,067
Tempur Sealy International, Inc.	79,166	4,035,091
TopBuild Corp. (A)	19,209	7,189,160

		17,542,361

Independent Power & Renewable Electricity Producers - 0.3%
Ormat Technologies, Inc.	24,954	1,891,264

Industrial REITs - 0.6%
First Industrial Realty Trust, Inc.	37,351	1,967,277
Rexford Industrial Realty, Inc.	22,173	1,243,906
Terreno Realty Corp.	14,127	885,339

		4,096,522

Insurance - 1.8%
Kinsale Capital Group, Inc.	4,693	1,571,733
Palomar Holdings, Inc. (A)	9,227	512,098
Primerica, Inc.	17,817	3,666,026
RLI Corp.	14,100	1,876,992
Ryan Specialty Holdings, Inc. (A)	58,986	2,537,578
Selective Insurance Group, Inc.	25,715	2,558,128

		12,722,555

IT Services - 0.5%
Gartner, Inc. (A)	4,121	1,859,024
Perficient, Inc. (A)	26,194	1,724,089

		3,583,113

Leisure Products - 0.7%
Brunswick Corp.	17,710	1,713,443
Mattel, Inc. (A)	147,372	2,782,383

		4,495,826

Life Sciences Tools & Services - 2.5%
10X Genomics, Inc., Class A (A)	41,136	2,301,970
Bruker Corp.	17,800	1,307,944
Charles River Laboratories International, Inc. (A)	9,990	2,361,636
Medpace Holdings, Inc. (A)	15,786	4,838,883
Repligen Corp. (A)	17,781	3,197,024
West Pharmaceutical Services, Inc.	8,277	2,914,497

		16,921,954

Machinery - 4.1%
Albany International Corp., Class A	4,373	429,516
Federal Signal Corp.	47,063	3,611,615
John Bean Technologies Corp.	21,605	2,148,617
Kadant, Inc.	14,996	4,203,529
Lincoln Electric Holdings, Inc.	15,524	3,375,849
RBC Bearings, Inc. (A)	14,973	4,265,658
SPX Technologies, Inc. (A)	36,129	3,649,390

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Symbotic, Inc. (A) (B)	24,100	$ 1,237,053
Toro Co.	11,478	1,101,773
Watts Water Technologies, Inc., Class A	21,420	4,462,643

		28,485,643

Media - 0.7%
Nexstar Media Group, Inc.	25,336	3,971,418
Thryv Holdings, Inc. (A)	26,965	548,738

		4,520,156

Metals & Mining - 1.1%
Alpha Metallurgical Resources, Inc.	8,586	2,909,967
ATI, Inc. (A)	83,916	3,815,661
Ivanhoe Electric, Inc. (A)	55,900	563,472

		7,289,100

Oil, Gas & Consumable Fuels - 1.5%
Centrus Energy Corp., Class A (A)	18,077	983,570
Kosmos Energy Ltd. (A)	200,786	1,347,274
Matador Resources Co.	61,541	3,499,221
PBF Energy, Inc., Class A	5,846	256,990
Range Resources Corp.	24,409	743,010
SM Energy Co.	33,223	1,286,394
Southwestern Energy Co. (A)	339,176	2,221,603

		10,338,062

Paper & Forest Products - 0.4%
Louisiana-Pacific Corp.	42,040	2,977,693

Personal Care Products - 1.9%
BellRing Brands, Inc. (A)	75,536	4,186,961
Coty, Inc., Class A (A)	133,162	1,653,872
elf Beauty, Inc. (A)	29,283	4,226,708
Inter Parfums, Inc.	21,413	3,083,686

		13,151,227

Pharmaceuticals - 1.8%
Amphastar Pharmaceuticals, Inc. (A)	38,061	2,354,073
Arvinas, Inc. (A)	20,837	857,651
Catalent, Inc. (A)	33,489	1,504,661
Cymabay Therapeutics, Inc. (A)	38,277	904,103
Intra-Cellular Therapies, Inc. (A)	46,281	3,314,645
Pacira BioSciences, Inc. (A)	22,325	753,245
Pliant Therapeutics, Inc. (A)	15,638	283,204
Prestige Consumer Healthcare, Inc. (A)	23,108	1,414,672
Supernus Pharmaceuticals, Inc. (A)	28,384	821,433

		12,207,687

Professional Services - 4.5%
ASGN, Inc. (A)	11,854	1,139,999
Booz Allen Hamilton Holding Corp.	35,301	4,515,351
Broadridge Financial Solutions, Inc., ADR	9,747	2,005,445
CACI International, Inc., Class A (A)	13,502	4,372,758
CBIZ, Inc. (A)	53,472	3,346,812
ExlService Holdings, Inc. (A)	139,428	4,301,354
Exponent, Inc.	7,848	690,938
FTI Consulting, Inc. (A)	17,086	3,402,677
Insperity, Inc.	23,175	2,716,574
NV5 Global, Inc. (A)	7,857	873,070
Paylocity Holding Corp. (A)	6,705	1,105,319
Verra Mobility Corp. (A)	95,004	2,187,942

		30,658,239

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Residential REITs - 0.2%
Equity LifeStyle Properties, Inc.	19,327	$ 1,363,327

Semiconductors & Semiconductor Equipment - 4.7%
Axcelis Technologies, Inc. (A)	29,377	3,809,903
Cirrus Logic, Inc. (A)	20,968	1,744,328
Diodes, Inc. (A)	38,634	3,110,810
Entegris, Inc.	10,502	1,258,350
FormFactor, Inc. (A)	31,005	1,293,219
Kulicke & Soffa Industries, Inc.	37,647	2,060,044
Lattice Semiconductor Corp. (A)	41,049	2,831,970
MaxLinear, Inc. (A)	43,946	1,044,596
MKS Instruments, Inc.	9,921	1,020,573
Monolithic Power Systems, Inc.	3,593	2,266,393
Onto Innovation, Inc. (A)	34,753	5,313,734
Photronics, Inc. (A)	8,800	276,056
Power Integrations, Inc.	27,928	2,293,168
Rambus, Inc. (A)	59,934	4,090,495

		32,413,639

Software - 10.2%
A10 Networks, Inc.	67,900	894,243
ACI Worldwide, Inc. (A)	38,506	1,178,284
Agilysys, Inc. (A)	24,311	2,062,059
Appfolio, Inc., Class A (A)	12,600	2,182,824
Aspen Technology, Inc. (A)	4,097	901,954
Blackbaud, Inc. (A)	24,852	2,154,668
Box, Inc., Class A (A)	92,437	2,367,312
Descartes Systems Group, Inc. (A)	55,806	4,691,052
DoubleVerify Holdings, Inc. (A)	84,406	3,104,453
Fair Isaac Corp. (A)	2,647	3,081,134
Fortinet, Inc. (A)	29,068	1,701,350
Informatica, Inc., Class A (A)	76,266	2,165,192
Manhattan Associates, Inc. (A)	14,569	3,136,997
Marathon Digital Holdings, Inc. (A) (B)	48,700	1,143,963
MicroStrategy, Inc., Class A (A) (B)	3,800	2,400,156
NCR Voyix Corp. (A)	43,182	730,208
Nutanix, Inc., Class A (A)	108,001	5,150,568
PowerSchool Holdings, Inc., Class A (A)	81,114	1,911,046
PTC, Inc. (A)	18,813	3,291,522
Qualys, Inc. (A)	24,379	4,785,110
Rapid7, Inc. (A)	30,254	1,727,503
Riot Platforms, Inc. (A)	37,000	572,390
Sapiens International Corp. NV	58,585	1,695,450
Smartsheet, Inc., Class A (A)	61,429	2,937,535
SPS Commerce, Inc. (A)	28,257	5,477,337
Tenable Holdings, Inc. (A)	58,732	2,705,196
Teradata Corp. (A)	37,433	1,628,710
Tyler Technologies, Inc. (A)	6,621	2,768,372
Workiva, Inc. (A)	19,807	2,011,005

		70,557,593

Specialty Retail - 2.7%
Abercrombie & Fitch Co., Class A (A)	19,400	1,711,468
Academy Sports & Outdoors, Inc.	26,512	1,749,792
Asbury Automotive Group, Inc. (A)	9,675	2,176,585
Carvana Co. (A)	34,840	1,844,429
Dick’s Sporting Goods, Inc.	16,807	2,469,789
Murphy USA, Inc.	15,097	5,382,986

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Penske Automotive Group, Inc.	11,982	$ 1,923,231
Valvoline, Inc. (A)	30,616	1,150,549

		18,408,829

Technology Hardware, Storage & Peripherals - 0.1%
Pure Storage, Inc., Class A (A)	7,082	252,544
Super Micro Computer, Inc. (A)	1,933	549,475

		802,019

Textiles, Apparel & Luxury Goods - 0.7%
Crocs, Inc. (A)	17,593	1,643,362
Deckers Outdoor Corp. (A)	4,787	3,199,774

		4,843,136

Trading Companies & Distributors - 1.5%
Boise Cascade Co.	2,200	284,592
Core & Main, Inc., Class A (A)	70,700	2,856,987
Herc Holdings, Inc.	9,081	1,352,070
McGrath RentCorp	7,887	943,443
SiteOne Landscape Supply, Inc. (A)	18,620	3,025,750
Watsco, Inc.	5,082	2,177,485

		10,640,327

Total Common Stocks (Cost $543,891,599)		683,799,096

OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (F)	3,136,916	3,136,916

Total Other Investment Company (Cost $3,136,916)		3,136,916

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 2.50% (F), dated 12/29/2023, to be repurchased at $5,658,285 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.38%, due 01/31/2026, and with a value of $5,769,934.	$ 5,656,714	5,656,714

Total Repurchase Agreement (Cost $5,656,714)		5,656,714

Total Investments (Cost $552,685,229)		692,592,726
Net Other Assets (Liabilities) - (0.5)%		(3,416,376)

Net Assets - 100.0%		$ 689,176,350

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stocks	$683,799,096	$—	$0	$683,799,096
Other Investment Company	3,136,916	—	—	3,136,916
Repurchase Agreement	—	5,656,714	—	5,656,714

Total Investments	$686,936,012	$5,656,714	$0	$692,592,726

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,620,954, collateralized by cash collateral of $3,136,916 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $563,880. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security deemed worthless.
(D)	Security is Level 3 of the fair value hierarchy.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2023, the value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(F)	Rates disclosed reflect the yields at December 31, 2023.
(G)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $547,028,515) (including securities loaned of $3,620,954)	$686,936,012
Repurchase agreement, at value (cost $5,656,714)	5,656,714
Receivables and other assets:
Investments sold	617,626
Net income from securities lending	12,123
Shares of beneficial interest sold	356,567
Dividends	160,213
Interest	1,179
Total assets	693,740,434

Liabilities:
Cash collateral received upon return of:
Securities on loan	3,136,916
Payables and other liabilities:
Investments purchased	628,641
Shares of beneficial interest redeemed	177,497
Investment management fees	441,347
Distribution and service fees	77,057
Transfer agent costs	768
Trustee and CCO fees	175
Audit and tax fees	19,424
Custody fees	15,225
Legal fees	7,111
Printing and shareholder reports fees	52,641
Other accrued expenses	7,282
Total liabilities	4,564,084
Net assets	$689,176,350

Net assets consist of:
Capital stock ($0.01 par value)	$658,550
Additional paid-in capital	525,701,781
Total distributable earnings (accumulated losses)	162,816,019
Net assets	$689,176,350

Net assets by class:
Initial Class	$313,490,618
Service Class	375,685,732
Shares outstanding:
Initial Class	27,525,146
Service Class	38,329,825
Net asset value and offering price per share:
Initial Class	$11.39
Service Class	9.80

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$3,273,978
Interest income	157,712
Net income from securities lending	92,657
Withholding taxes on foreign income	(8,011)
Total investment income	3,516,336

Expenses:
Investment management fees	5,176,272
Distribution and service fees:
Service Class	871,393
Transfer agent costs	7,884
Trustee and CCO fees	28,826
Audit and tax fees	27,412
Custody fees	59,828
Legal fees	57,642
Printing and shareholder reports fees	159,868
Other	42,486
Total expenses	6,431,611

Net investment income (loss)	(2,915,275)

Net realized gain (loss) on:
Investments	24,593,615

Net change in unrealized appreciation (depreciation) on:
Investments	96,075,011
Net realized and change in unrealized gain (loss)	120,668,626
Net increase (decrease) in net assets resulting from operations	$117,753,351

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$(2,915,275)	$(2,545,521)
Net realized gain (loss)	24,593,615	28,362,240
Net change in unrealized appreciation (depreciation)	96,075,011	(221,878,859)
Net increase (decrease) in net assets resulting from operations	117,753,351	(196,062,140)

Dividends and/or distributions to shareholders:
Initial Class	(12,975,384)	(97,624,162)
Service Class	(16,002,128)	(136,140,481)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(28,977,512)	(233,764,643)

Capital share transactions:
Proceeds from shares sold:
Initial Class	81,983,838	26,875,730
Service Class	16,038,792	12,409,765
	98,022,630	39,285,495
Dividends and/or distributions reinvested:
Initial Class	12,975,384	97,624,162
Service Class	16,002,128	136,140,481
	28,977,512	233,764,643
Cost of shares redeemed:
Initial Class	(92,435,798)	(114,430,705)
Service Class	(41,260,187)	(49,921,663)
	(133,695,985)	(164,352,368)
Net increase (decrease) in net assets resulting from capital share transactions	(6,695,843)	108,697,770
Net increase (decrease) in net assets	82,079,996	(321,129,013)

Net assets:
Beginning of year	607,096,354	928,225,367
End of year	$689,176,350	$607,096,354

Capital share transactions - shares:
Shares issued:
Initial Class	7,681,469	2,155,227
Service Class	1,752,747	988,113
	9,434,216	3,143,340
Shares reinvested:
Initial Class	1,220,638	9,487,285
Service Class	1,746,957	15,228,242
	2,967,595	24,715,527
Shares redeemed:
Initial Class	(9,260,574)	(7,365,077)
Service Class	(4,536,808)	(4,420,188)
	(13,797,382)	(11,785,265)
Net increase (decrease) in shares outstanding:
Initial Class	(358,467)	4,277,435
Service Class	(1,037,104)	11,796,167
	(1,395,571)	16,073,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$9.78	$19.01	$18.92	$16.42	$13.79

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.03)	(0.08)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	2.07	(3.97)	2.17	3.68	4.42
Total investment operations	2.04	(4.00)	2.09	3.64	4.39

Dividends and/or distributions to shareholders:
Net realized gains	(0.43)	(5.23)	(2.00)	(1.14)	(1.76)

Net asset value, end of year	$11.39	$9.78	$19.01	$18.92	$16.42

Total return	21.20%	(22.39)%	11.37%	23.56%	32.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$313,491	$272,748	$448,767	$757,843	$649,477
Expenses to average net assets	0.84%	0.81%	0.81%	0.81%	0.81%
Net investment income (loss) to average net assets	(0.31)%	(0.24)%	(0.43)%	(0.26)%	(0.19)%
Portfolio turnover rate	46%	33%	28%	39%	21%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$8.49	$17.39	$17.51	$15.31	$12.99

Investment operations:
Net investment income (loss) (A)	(0.05)	(0.06)	(0.12)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	1.79	(3.61)	2.00	3.41	4.14
Total investment operations	1.74	(3.67)	1.88	3.34	4.08

Dividends and/or distributions to shareholders:
Net realized gains	(0.43)	(5.23)	(2.00)	(1.14)	(1.76)

Net asset value, end of year	$9.80	$8.49	$17.39	$17.51	$15.31

Total return	20.88%	(22.60)%	11.08%	23.30%	32.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$375,685	$334,348	$479,458	$456,089	$368,301
Expenses to average net assets	1.09%	1.06%	1.06%	1.06%	1.06%
Net investment income (loss) to average net assets	(0.56)%	(0.49)%	(0.67)%	(0.51)%	(0.43)%
Portfolio turnover rate	46%	33%	28%	39%	21%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2023 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2023, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$3,136,916	$—	$—	$—	$3,136,916
Total Borrowings	$3,136,916	$—	$—	$—	$3,136,916

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Portfolio.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. RISK FACTORS (continued)

erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.78%
Over $1 billion up to $1.5 billion	0.77
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.93%	May 1, 2024
Service Class	1.18	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 299,052,803	$ —	$ 326,969,205	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to real estate investment trust adjustments and net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (2,789,942)	$ 2,789,942

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 555,430,569	$ 165,597,750	$ (28,435,593)	$ 137,162,157

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 28,977,512	$ —	$ 19,016,786	$ 214,747,857	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 25,653,862	$ —	$ —	$ —	$ 137,162,157

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica T. Rowe Price Small Cap VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $28,977,512 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended December 31, 2023, international equities rallied with Europe and Japan faring the best. Investor enthusiasm in both markets was driven by a global economic performance that was better than many expected at the beginning of 2023. Japan’s export-driven economy benefited further from a weak yen. Conversely Asia ex-Japan was the laggard, dragged down by the unexpected weakness in the Chinese economy. Hong Kong-listed financials and real estate companies felt the worst of this effect. Within the MSCI EAFE Index, all sectors enjoyed positive returns in 2023, with more economically sensitive groups like technology and industrials leading the way, while consumer staples and real estate lagged.

PERFORMANCE

For the year ended December 31, 2023, Transamerica TS&W International Equity VP, Initial Class returned 15.48%. By comparison, its benchmark, the MSCI EAFE Index, returned 18.85%.

STRATEGY REVIEW

Based on our belief that value investing wins over time, we seek to identify attractively valued companies with catalysts that can unlock value within the next three years. The strategy seeks to avoid “bets” on macro factors, like central bank policies, focusing instead on individual companies where positive change combined with attractive valuation can potentially lead to positive outcomes long term.

Transamerica TS&W International Equity VP (the “Portfolio”) underperformed its benchmark for the fiscal year ended December 31, 2023. Stock selection within Japan detracted most from relative returns. Seven & I Holdings Co. Ltd., known best in the U.S. for its 7-11 franchise, was among the most notable detractor. Investors were disappointed that a slate of independent board candidates put forth by an activist group did not win seats in the second quarter of 2023. Despite this setback, we believed as of year-end that the company was making necessary progress toward restructuring its domestic retail businesses.

Our underweight in Asia ex-Japan, the weakest region due to its exposure to China, contributed most to relative results.

From a sector perspective, consumer discretionary detracted most from relative returns. While our holdings from this group collectively averaged a double-digit return, a combination of unfavorable positioning and stock selection effects detracted from relative return. Our underweight exposure to one of the market’s top performing sectors detracted. This was particularly evident with respect to light exposure to pro-cyclical industry groups, such as autos and hotels. Among holdings in the sector, online gaming operator Entain PLC was the largest detractor after it reported weaker-than-expected sports betting results and slower-than-expected growth in Australia and Italy during the year.

Industrials contributed most to relative return due to a combination of positive stock selection and overweight exposure to one of the leading market sectors. Numerous portfolio holdings from varying industry groups enjoyed better-than-market returns. Japanese holding company Toyota Industries Corp., which serves as the world’s largest manufacturer of forklifts and has a stake in Toyota Motor Corp., benefited from the outperformance of Japanese equities in which the latter is a significant index constituent.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	15.48%	7.65%	3.84%	04/08/1991
MSCI EAFE Index (A)	18.85%	8.69%	4.78%
Service Class	15.26%	7.39%	3.59%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Foreign market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments, and the relatively small size, lower trading volumes and lesser liquidity of the markets. The Portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting an industry in which its investments are concentrated than portfolios investing in a broader range of industries.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,048.70	$4.44	$1,020.90	$4.38	0.86%
Service Class	1,000.00	1,048.00	5.73	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Repurchase Agreement	3.4
Preferred Stock	0.6
Other Investment Company	0.4
Net Other Assets (Liabilities)	(3.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 98.9%
Australia - 3.8%
BHP Group Ltd., ADR (A)	5,700	$389,367
BHP Group Ltd.	18,200	625,205
Macquarie Group Ltd.	16,200	2,027,182
Santos Ltd.	364,700	1,888,789
Sonic Healthcare Ltd.	63,700	1,392,540
Westpac Banking Corp.	59,800	933,191

		7,256,274

Belgium - 3.4%
Anheuser-Busch InBev SA	58,400	3,766,378
Groupe Bruxelles Lambert NV	13,100	1,029,966
KBC Group NV	25,200	1,633,563

		6,429,907

Bermuda - 0.5%
Liberty Global Ltd., Class C (B)	53,823	1,003,261

Canada - 0.7%
CCL Industries, Inc., Class B	22,200	998,376
TFI International, Inc.	2,100	285,652

		1,284,028

Denmark - 0.4%
Novo Nordisk AS, Class B	7,600	785,695

France - 10.9%
Accor SA	45,800	1,749,408
Amundi SA (C)	19,300	1,312,464
Capgemini SE	13,498	2,812,586
Cie de Saint-Gobain SA	18,800	1,383,479
Engie SA	35,100	616,801
Rexel SA	24,900	680,887
Sanofi SA	28,768	2,850,637
Societe Generale SA	72,200	1,914,917
Sodexo SA	17,800	1,957,564
TotalEnergies SE	36,300	2,468,521
Veolia Environnement SA	94,756	2,987,545

		20,734,809

Germany - 11.1%
Allianz SE	7,441	1,987,497
BASF SE	22,200	1,195,485
Deutsche Boerse AG	8,900	1,832,392
Deutsche Post AG	50,400	2,495,691
Heidelberg Materials AG	30,700	2,743,159
Infineon Technologies AG	54,985	2,294,487
K&S AG	22,600	357,024
SAP SE	25,000	3,849,474
Siemens AG	16,607	3,115,194
Zalando SE (B) (C)	46,400	1,098,740

		20,969,143

Hong Kong - 1.7%
CK Asset Holdings Ltd.	183,600	921,703
CK Hutchison Holdings Ltd.	446,500	2,393,037

		3,314,740

Ireland - 5.1%
AerCap Holdings NV (B)	37,090	2,756,529
AIB Group PLC	418,900	1,794,285
DCC PLC	34,700	2,555,630
Ryanair Holdings PLC, ADR (B)	3,427	457,025

	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
Smurfit Kappa Group PLC	52,721	$ 2,088,265

		9,651,734

Israel - 1.0%
Check Point Software Technologies Ltd. (B)	12,300	1,879,317

Italy - 0.4%
Prysmian SpA	16,335	742,420

Japan - 18.4%
Astellas Pharma, Inc.	118,000	1,410,979
Canon, Inc. (A)	44,700	1,147,617
Denka Co. Ltd.	23,960	424,143
FANUC Corp.	51,100	1,502,920
Fujitsu Ltd.	16,410	2,476,048
Hitachi Ltd.	39,740	2,866,353
Kyocera Corp.	147,200	2,148,494
Nintendo Co. Ltd.	47,400	2,473,877
Olympus Corp.	90,400	1,308,235
ORIX Corp.	133,100	2,507,189
Rakuten Group, Inc. (A)	276,000	1,229,277
Renesas Electronics Corp. (B)	72,200	1,305,233
SBI Holdings, Inc.	98,000	2,204,652
Seven & i Holdings Co. Ltd.	58,800	2,333,234
Sony Group Corp.	38,900	3,699,638
Square Enix Holdings Co. Ltd.	14,700	527,845
Sumitomo Mitsui Financial Group, Inc.	51,400	2,508,028
Toyota Industries Corp.	33,800	2,756,737

		34,830,499

Luxembourg - 0.9%
ArcelorMittal SA	61,300	1,737,482

Netherlands - 4.7%
ASML Holding NV	3,400	2,558,714
EXOR NV	7,100	709,343
Heineken Holding NV	23,943	2,024,682
ING Groep NV, Series N	91,500	1,366,281
Koninklijke Philips NV	16,845	392,097
NXP Semiconductors NV	3,100	712,008
Stellantis NV	45,600	1,064,694

		8,827,819

Norway - 2.2%
Aker BP ASA	69,938	2,034,142
DNB Bank ASA	97,400	2,070,729

		4,104,871

Republic of Korea - 1.7%
Samsung Electronics Co. Ltd.	52,300	3,174,442

Singapore - 1.3%
DBS Group Holdings Ltd.	96,700	2,447,999

Sweden - 2.6%
Essity AB, Class B	76,000	1,883,790
Husqvarna AB, B Shares (A)	36,600	301,116
Skandinaviska Enskilda Banken AB, Class A	126,800	1,744,968
Volvo AB, B Shares	36,249	940,543

		4,870,417

Switzerland - 9.0%
ABB Ltd.	48,600	2,155,377
Cie Financiere Richemont SA, Class A	16,100	2,215,772
Glencore PLC	265,400	1,597,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Julius Baer Group Ltd.	17,400	$ 975,460
Nestle SA	34,176	3,962,311
Novartis AG	23,380	2,359,266
Roche Holding AG	13,132	3,817,578

		17,082,841

United Kingdom - 19.1%
Ashtead Group PLC	29,900	2,081,680
Aviva PLC	197,765	1,095,797
Barratt Developments PLC	125,300	898,549
BP PLC	500,100	2,971,485
Bunzl PLC	33,500	1,362,155
Burberry Group PLC	34,100	615,472
CNH Industrial NV	145,200	1,776,053
Dowlais Group PLC	194,603	265,042
Entain PLC	88,100	1,116,453
GSK PLC	107,880	1,994,159
Inchcape PLC	135,987	1,240,218
Informa PLC	109,504	1,090,393
Kingfisher PLC	493,600	1,530,764
Legal & General Group PLC	682,200	2,183,481
Lloyds Banking Group PLC	3,758,900	2,285,921
Pearson PLC	28,600	351,499
Persimmon PLC	50,200	888,785
Reckitt Benckiser Group PLC	39,400	2,721,990
Shell PLC	66,300	2,173,157
Smith & Nephew PLC	169,900	2,335,633
Tesco PLC	634,974	2,351,219
Unilever PLC	60,793	2,944,613

		36,274,518

Total Common Stocks (Cost $164,718,400)		187,402,216

	Shares	Value
PREFERRED STOCK - 0.6%
Germany - 0.6%
Henkel AG & Co. KGaA, 2.54% (D)	15,000	$ 1,206,507

Total Preferred Stock (Cost $1,161,401)		1,206,507

OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.31% (D)	685,199	685,199

Total Other Investment Company (Cost $685,199)		685,199

	Principal	Value
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp., 2.50% (D), dated 12/29/2023, to be repurchased at $6,451,314 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $6,578,564.	$6,449,522	6,449,522

Total Repurchase Agreement (Cost $6,449,522)		6,449,522

Total Investments (Cost $173,014,522)		195,743,444
Net Other Assets (Liabilities) - (3.3)%		(6,329,032)

Net Assets - 100.0%		$189,414,412

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.6%	$18,699,882
Pharmaceuticals	6.8	13,218,314
Oil, Gas & Consumable Fuels	5.9	11,536,094
Industrial Conglomerates	5.6	10,930,214
Capital Markets	4.3	8,352,150
Machinery	3.7	7,277,369
Trading Companies & Distributors	3.5	6,881,251
Semiconductors & Semiconductor Equipment	3.5	6,870,442
Household Products	3.0	5,812,287
Beverages	3.0	5,791,060
Software	2.9	5,728,791
Household Durables	2.8	5,486,972
IT Services	2.7	5,288,634
Insurance	2.7	5,266,775
Hotels, Restaurants & Leisure	2.5	4,823,425
Consumer Staples Distribution & Retail	2.4	4,684,453
Metals & Mining	2.2	4,349,131
Technology Hardware, Storage & Peripherals	2.2	4,322,059
Financial Services	2.2	4,246,498
Health Care Equipment & Supplies	2.1	4,035,965
Food Products	2.0	3,962,311
Multi-Utilities	1.8	3,604,346
Containers & Packaging	1.6	3,086,641

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Entertainment	1.5%	$3,001,722
Personal Care Products	1.5	2,944,613
Electrical Equipment	1.5	2,897,797
Textiles, Apparel & Luxury Goods	1.5	2,831,244
Construction Materials	1.4	2,743,159
Specialty Retail	1.3	2,629,504
Air Freight & Logistics	1.3	2,495,691
Electronic Equipment, Instruments & Components	1.1	2,148,494
Chemicals	1.0	1,976,652
Health Care Providers & Services	0.7	1,392,540
Building Products	0.7	1,383,479
Distributors	0.6	1,240,218
Broadline Retail	0.6	1,229,277
Media	0.6	1,090,393
Automobiles	0.5	1,064,694
Diversified Telecommunication Services	0.5	1,003,261
Real Estate Management & Development	0.5	921,703
Passenger Airlines	0.2	457,025
Diversified Consumer Services	0.2	351,499
Ground Transportation	0.1	285,652
Automobile Components	0.1	265,042

Investments	96.4	188,608,723
Short-Term Investments	3.6	7,134,721

Total Investments	100.0%	$195,743,444

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$8,481,535	$178,920,681	$—	$187,402,216
Preferred Stock	—	1,206,507	—	1,206,507
Other Investment Company	685,199	—	—	685,199
Repurchase Agreement	—	6,449,522	—	6,449,522

Total Investments	$9,166,734	$186,576,710	$—	$195,743,444

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,009,310, collateralized by cash collateral of $685,199 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,472,514. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the total value of 144A securities is $2,411,204, representing 1.3% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $166,565,000) (including securities loaned of $3,009,310)	$189,293,922
Repurchase agreement, at value (cost $6,449,522)	6,449,522
Foreign currency, at value (cost $49,705)	49,413
Receivables and other assets:
Investments sold	3,327,999
Net income from securities lending	565
Shares of beneficial interest sold	777
Dividends	67,322
Interest	1,344
Tax reclaims	759,390
Total assets	199,950,254

Liabilities:
Cash collateral received upon return of:
Securities on loan	685,199
Payables and other liabilities:
Investments purchased	126,976
Shares of beneficial interest redeemed	9,529,231
Investment management fees	127,904
Distribution and service fees	13,424
Transfer agent costs	220
Trustee and CCO fees	51
Audit and tax fees	19,381
Custody fees	14,033
Legal fees	1,907
Printing and shareholder reports fees	13,591
Other accrued expenses	3,925
Total liabilities	10,535,842
Net assets	$189,414,412

Net assets consist of:
Capital stock ($0.01 par value)	$131,515
Additional paid-in capital	163,515,081
Total distributable earnings (accumulated losses)	25,767,816
Net assets	$189,414,412

Net assets by class:
Initial Class	$124,632,744
Service Class	64,781,668
Shares outstanding:
Initial Class	8,623,025
Service Class	4,528,496
Net asset value and offering price per share:
Initial Class	$14.45
Service Class	14.31

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$5,947,453
Interest income	175,583
Net income from securities lending	39,420
Withholding taxes on foreign income	(530,266)
Total investment income	5,632,190

Expenses:
Investment management fees	1,404,301
Distribution and service fees:
Service Class	154,950
Transfer agent costs	2,166
Trustee and CCO fees	8,672
Audit and tax fees	22,175
Custody fees	62,909
Legal fees	15,545
Printing and shareholder reports fees	33,428
Other	20,748
Total expenses	1,724,894

Net investment income (loss)	3,907,296

Net realized gain (loss) on:
Investments	2,601,469
Foreign currency transactions	(3,556)
Net realized gain (loss)	2,597,913

Net change in unrealized appreciation (depreciation) on:
Investments	19,656,702
Translation of assets and liabilities denominated in foreign currencies	35,817
Net change in unrealized appreciation (depreciation)	19,692,519
Net realized and change in unrealized gain (loss)	22,290,432
Net increase (decrease) in net assets resulting from operations	$26,197,728

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$3,907,296	$4,092,654
Net realized gain (loss)	2,597,913	(1,656,277)
Net change in unrealized appreciation (depreciation)	19,692,519	(31,808,784)
Net increase (decrease) in net assets resulting from operations	26,197,728	(29,372,407)

Dividends and/or distributions to shareholders:
Initial Class	(1,298,953)	(7,724,893)
Service Class	(517,359)	(4,489,836)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,816,312)	(12,214,729)

Capital share transactions:
Proceeds from shares sold:
Initial Class	30,649,107	8,653,902
Service Class	6,254,290	5,454,524
	36,903,397	14,108,426
Dividends and/or distributions reinvested:
Initial Class	1,298,953	7,724,893
Service Class	517,359	4,489,836
	1,816,312	12,214,729
Cost of shares redeemed:
Initial Class	(26,032,114)	(13,178,491)
Service Class	(10,053,658)	(11,976,503)
	(36,085,772)	(25,154,994)
Net increase (decrease) in net assets resulting from capital share transactions	2,633,937	1,168,161
Net increase (decrease) in net assets	27,015,353	(40,418,975)

Net assets:
Beginning of year	162,399,059	202,818,034
End of year	$189,414,412	$162,399,059

Capital share transactions - shares:
Shares issued:
Initial Class	2,271,080	681,017
Service Class	463,366	389,417
	2,734,446	1,070,434
Shares reinvested:
Initial Class	95,092	641,602
Service Class	38,238	376,348
	133,330	1,017,950
Shares redeemed:
Initial Class	(1,859,276)	(990,928)
Service Class	(747,815)	(897,849)
	(2,607,091)	(1,888,777)
Net increase (decrease) in shares outstanding:
Initial Class	506,896	331,691
Service Class	(246,211)	(132,084)
	260,685	199,607

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$12.65	$16.04	$14.40	$13.95	$11.90

Investment operations:
Net investment income (loss) (A)	0.30	0.34	0.31	0.20	0.30
Net realized and unrealized gain (loss)	1.65	(2.70)	1.62	0.65	2.15
Total investment operations	1.95	(2.36)	1.93	0.85	2.45

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.47)	(0.29)	(0.40)	(0.19)
Net realized gains	—	(0.56)	—	—	(0.21)
Total dividends and/or distributions to shareholders	(0.15)	(1.03)	(0.29)	(0.40)	(0.40)

Net asset value, end of year	$14.45	$12.65	$16.04	$14.40	$13.95

Total return	15.48%	(14.40)%	13.41%	6.54%	21.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$124,632	$102,637	$124,895	$126,686	$133,161
Expenses to average net assets	0.86%	0.85%	0.85%	0.88%	0.84%
Net investment income (loss) to average net assets	2.21%	2.49%	1.97%	1.59%	2.28%
Portfolio turnover rate	17%	14%	19%	20%	16%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$12.52	$15.88	$14.26	$13.83	$11.80

Investment operations:
Net investment income (loss) (A)	0.27	0.31	0.26	0.16	0.26
Net realized and unrealized gain (loss)	1.63	(2.68)	1.62	0.64	2.13
Total investment operations	1.90	(2.37)	1.88	0.80	2.39

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.43)	(0.26)	(0.37)	(0.15)
Net realized gains	—	(0.56)	—	—	(0.21)
Total dividends and/or distributions to shareholders	(0.11)	(0.99)	(0.26)	(0.37)	(0.36)

Net asset value, end of year	$14.31	$12.52	$15.88	$14.26	$13.83

Total return	15.26%	(14.63)%	13.20%	6.20%	20.74%

Ratio and supplemental data:
Net assets end of year (000’s)	$64,782	$59,762	$77,923	$68,290	$57,952
Expenses to average net assets	1.11%	1.10%	1.10%	1.13%	1.09%
Net investment income (loss) to average net assets	2.02%	2.29%	1.67%	1.28%	2.01%
Portfolio turnover rate	17%	14%	19%	20%	16%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $1,105.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at December 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of December 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$685,199	$—	$—	$—	$685,199
Total Borrowings	$685,199	$—	$—	$—	$685,199

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $1 billion	0.74
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion up to $8 billion	0.68
Over $8 billion	0.66

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.92%	May 1, 2024
Service Class	1.17	May 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 38,134,344	$ —	$ 28,878,555	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 175,070,399	$ 30,939,014	$ (10,265,083)	$ 20,673,931

As of December 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 122,844

During the year ended December 31, 2023, the capital loss carryforwards utilized are $1,934,813.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,816,312	$ —	$ —	$ 5,501,869	$ 6,712,860	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,200,050	$ —	$ (122,844)	$ —	$ —	$ 20,690,610

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica TS&W International Equity VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica TS&W International Equity VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica TS&W International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,222,559	$ 349,796

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities rose in 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady gross domestic product growth. U.S. equities advanced during the first quarter of 2023. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (the “Fed”) slowed its pace of policy tightening during February and March of 2023. U.S. equities rose again in the second quarter of 2023, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. U.S. equities fell in the third quarter of 2023, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the U.S. economy in the second quarter. U.S. equities registered their largest quarterly return in three years for the fourth quarter of 2023 as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December 2023, sending Treasury yields lower and driving stocks higher. The Fed’s projections implied that policymakers anticipate interest-rate cuts in 2024.

Returns varied by market-cap, where large-cap stocks, as measured by the S&P 500® Index, outperformed small-cap stocks, as measured by the Russell 2000® Index, and mid-cap stocks, as measured by the S&P MidCap 400® Index.

PERFORMANCE

For the year ended December 31, 2023, Transamerica WMC US Growth VP, Initial Class returned 42.08%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 42.68%.

STRATEGY REVIEW

Transamerica WMC US Growth VP’s (the “Portfolio”) management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance by focusing largely on stock selection.

The Portfolio underperformed its benchmark for the fiscal year ended December 31, 2023.

During the year, strong stock selection within health care, information technology, and financials was partially offset by weak selection in consumer staples, communication services, and materials. Sector allocation, a result of the bottom-up stock selection process, detracted from relative performance. The Portfolio’s underweight allocations to information technology and communication services and an overweight to financials detracted from relative performance the most. This was partially offset by underweight allocations to consumer staples and energy, which contributed to relative performance.

The Portfolio’s largest relative contributors during the year included not owning AbbVie, Inc., a biopharmaceutical company, and PepsiCo, Inc., a multinational food, snack, and beverage company, and an overweight position in Palo Alto Networks, Inc., a network security solutions company.

The Portfolio’s largest relative detractors during the year included overweight positions in Estee Lauder Cos., a multinational cosmetics company, and ZoomInfo Technologies, Inc., a software and data company, and an out-of-benchmark position in RTX Corp., a multinational aerospace and defense company.

Douglas McLane, CFA

Mammen Chally, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Initial Class	42.08%	17.74%	13.59%	12/31/1980
Russell 1000® Growth Index (A)	42.68%	19.50%	14.86%
Service Class	41.72%	17.45%	13.31%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2023, and held for the entire six-month period until December 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Ending Account Value December 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,095.90	$3.43	$1,021.90	$3.31	0.65%
Service Class	1,000.00	1,094.50	4.75	1,020.70	4.58	0.90

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.8%
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2023

	Shares	Value
COMMON STOCKS - 99.8%
Automobiles - 2.0%
Tesla, Inc. (A)	388,624	$96,565,292

Beverages - 2.8%
Brown-Forman Corp., Class B	617,154	35,239,493
Celsius Holdings, Inc. (A)	391,876	21,365,080
Constellation Brands, Inc., Class A	129,576	31,324,998
Monster Beverage Corp. (A)	795,199	45,811,414

		133,740,985

Biotechnology - 1.1%
Vertex Pharmaceuticals, Inc. (A)	126,410	51,434,965

Broadline Retail - 6.7%
Amazon.com, Inc. (A)	2,119,580	322,048,985

Building Products - 0.8%
Builders FirstSource, Inc. (A)	219,883	36,707,268

Capital Markets - 2.8%
Ares Management Corp., Class A	275,938	32,814,547
KKR & Co., Inc.	293,898	24,349,449
Morgan Stanley	359,287	33,503,513
S&P Global, Inc.	94,639	41,690,372

		132,357,881

Chemicals - 1.5%
Albemarle Corp.	138,408	19,997,188
Sherwin-Williams Co.	161,857	50,483,198

		70,480,386

Consumer Finance - 0.8%
American Express Co.	207,493	38,871,739

Electronic Equipment, Instruments & Components - 3.4%
Amphenol Corp., Class A	568,732	56,378,403
CDW Corp.	265,934	60,452,117
Jabil, Inc.	362,851	46,227,217

		163,057,737

Entertainment - 1.8%
Netflix, Inc. (A)	173,196	84,325,669

Financial Services - 3.5%
FleetCor Technologies, Inc. (A)	68,867	19,462,503
Mastercard, Inc., Class A	352,358	150,284,211

		169,746,714

Ground Transportation - 1.6%
Uber Technologies, Inc. (A)	1,264,907	77,880,324

Health Care Equipment & Supplies - 1.6%
Boston Scientific Corp. (A)	723,059	41,800,041
Edwards Lifesciences Corp. (A)	434,929	33,163,336

		74,963,377

Health Care Providers & Services - 2.5%
UnitedHealth Group, Inc.	231,988	122,134,722

Health Care Technology - 1.0%
Veeva Systems, Inc., Class A (A)	245,141	47,194,545

Hotels, Restaurants & Leisure - 2.0%
Airbnb, Inc., Class A (A)	243,091	33,094,409
Chipotle Mexican Grill, Inc. (A)	28,254	64,615,768

		97,710,177

Insurance - 0.6%
Arch Capital Group Ltd. (A)	412,695	30,650,858

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 9.9%
Alphabet, Inc., Class A (A)	1,562,656	$218,287,417
Meta Platforms, Inc., Class A (A)	657,840	232,849,046
ZoomInfo Technologies, Inc. (A)	1,273,370	23,544,611

		474,681,074

IT Services - 0.6%
MongoDB, Inc. (A)	70,847	28,965,796

Life Sciences Tools & Services - 0.9%
Thermo Fisher Scientific, Inc.	81,205	43,102,802

Machinery - 3.3%
Deere & Co.	151,118	60,427,555
Ingersoll Rand, Inc.	688,415	53,242,016
Nordson Corp.	176,210	46,547,633

		160,217,204

Oil, Gas & Consumable Fuels - 0.5%
Diamondback Energy, Inc.	158,549	24,587,779

Personal Care Products - 1.1%
Estee Lauder Cos., Inc., Class A	365,182	53,407,868

Pharmaceuticals - 4.0%
Eli Lilly & Co.	245,834	143,301,555
Merck & Co., Inc.	442,136	48,201,667

		191,503,222

Semiconductors & Semiconductor Equipment - 10.7%
Advanced Micro Devices, Inc. (A)	344,095	50,723,044
Broadcom, Inc.	120,397	134,393,151
Intel Corp.	571,606	28,723,201
KLA Corp.	119,852	69,669,968
NVIDIA Corp.	461,491	228,539,573

		512,048,937

Software - 19.9%
Adobe, Inc. (A)	83,712	49,942,579
Cadence Design Systems, Inc. (A)	179,095	48,780,105
HubSpot, Inc. (A)	69,734	40,483,376
Intuit, Inc.	116,732	72,961,002
Microsoft Corp.	1,248,158	469,357,334
Palo Alto Networks, Inc. (A)	176,434	52,026,858
Salesforce, Inc. (A)	277,552	73,035,033
ServiceNow, Inc. (A)	114,191	80,674,800
Workday, Inc., Class A (A)	244,293	67,439,526

		954,700,613

Specialty Retail - 1.7%
O’Reilly Automotive, Inc. (A)	51,217	48,660,247
TJX Cos., Inc.	365,340	34,272,546

		82,932,793

Technology Hardware, Storage & Peripherals - 8.2%
Apple, Inc.	2,045,168	393,756,195

Textiles, Apparel & Luxury Goods - 2.5%
Lululemon Athletica, Inc. (A)	122,243	62,501,624
NIKE, Inc., Class B	542,039	58,849,174

		121,350,798

Total Common Stocks (Cost $3,440,426,246)		4,791,126,705

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2023

	Principal	Value
REPURCHASE AGREEMENT- 0.5%
Fixed Income Clearing Corp., 2.50% (B), dated 12/29/2023, to be repurchased at $25,879,493 on 01/02/2024. Collateralized by a U.S. Government Obligation, 0.50%, due 02/28/2026, and with a value of $26,389,789.	$25,872,306	$25,872,306

Total Repurchase Agreement (Cost $25,872,306)		25,872,306

Total Investments (Cost $3,466,298,552)		4,816,999,011
Net Other Assets (Liabilities) - (0.3)%		(14,107,988)

Net Assets - 100.0%		$4,802,891,023

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$4,791,126,705	$—	$—	$4,791,126,705
Repurchase Agreement	—	25,872,306	—	25,872,306

Total Investments	$4,791,126,705	$25,872,306	$—	$4,816,999,011

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at December 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended December 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2023

Assets:
Investments, at value (cost $3,440,426,246)	$4,791,126,705
Repurchase agreement, at value (cost $25,872,306)	25,872,306
Receivables and other assets:
Net income from securities lending	1,531
Shares of beneficial interest sold	24,086
Dividends	1,290,268
Interest	5,390
Tax reclaims	1,202
Total assets	4,818,321,488

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	12,409,955
Investment management fees	2,516,246
Distribution and service fees	188,417
Transfer agent costs	5,522
Trustee and CCO fees	1,277
Audit and tax fees	30,490
Custody fees	66,604
Legal fees	42,280
Printing and shareholder reports fees	134,728
Other accrued expenses	34,946
Total liabilities	15,430,465
Net assets	$4,802,891,023

Net assets consist of:
Capital stock ($0.01 par value)	$1,353,592
Additional paid-in capital	2,928,439,627
Total distributable earnings (accumulated losses)	1,873,097,804
Net assets	$4,802,891,023

Net assets by class:
Initial Class	$3,899,250,205
Service Class	903,640,818
Shares outstanding:
Initial Class	108,778,240
Service Class	26,580,971
Net asset value and offering price per share:
Initial Class	$35.85
Service Class	34.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2023

Investment Income:
Dividend income	$29,242,712
Interest income	944,012
Net income from securities lending	12,366
Withholding taxes on foreign income	(59,778)
Total investment income	30,139,312

Expenses:
Investment management fees	25,810,119
Distribution and service fees:
Service Class	1,678,778
Transfer agent costs	49,856
Trustee and CCO fees	203,050
Audit and tax fees	71,342
Custody fees	235,590
Legal fees	350,654
Printing and shareholder reports fees	517,241
Other	191,246
Total expenses	29,107,876

Net investment income (loss)	1,031,436

Net realized gain (loss) on:
Investments	527,612,656

Net change in unrealized appreciation (depreciation) on:
Investments	883,803,794
Net realized and change in unrealized gain (loss)	1,411,416,450
Net increase (decrease) in net assets resulting from operations	$1,412,447,886

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2023	December 31, 2022
From operations:
Net investment income (loss)	$1,031,436	$1,605,144
Net realized gain (loss)	527,612,656	124,556,593
Net change in unrealized appreciation (depreciation)	883,803,794	(1,500,080,489)
Net increase (decrease) in net assets resulting from operations	1,412,447,886	(1,373,918,752)

Dividends and/or distributions to shareholders:
Initial Class	(106,094,868)	(546,231,191)
Service Class	(24,087,479)	(65,799,347)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(130,182,347)	(612,030,538)

Capital share transactions:
Proceeds from shares sold:
Initial Class	531,938,403	302,173,927
Service Class	456,702,923	18,571,881
	988,641,326	320,745,808
Dividends and/or distributions reinvested:
Initial Class	106,094,868	546,231,191
Service Class	24,087,479	65,799,347
	130,182,347	612,030,538
Cost of shares redeemed:
Initial Class	(591,512,177)	(274,342,726)
Service Class	(88,960,792)	(49,517,474)
	(680,472,969)	(323,860,200)
Net increase (decrease) in net assets resulting from capital share transactions	438,350,704	608,916,146
Net increase (decrease) in net assets	1,720,616,243	(1,377,033,144)

Net assets:
Beginning of year	3,082,274,780	4,459,307,924
End of year	$4,802,891,023	$3,082,274,780

Capital share transactions - shares:
Shares issued:
Initial Class	17,056,425	8,974,359
Service Class	15,960,292	582,216
	33,016,717	9,556,575
Shares reinvested:
Initial Class	3,229,676	18,342,216
Service Class	772,530	2,319,328
	4,002,206	20,661,544
Shares redeemed:
Initial Class	(18,151,258)	(7,776,296)
Service Class	(2,942,636)	(1,540,534)
	(21,093,894)	(9,316,830)
Net increase (decrease) in shares outstanding:
Initial Class	2,134,843	19,540,279
Service Class	13,790,186	1,361,010
	15,925,029	20,901,289

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Initial Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$25.94	$45.46	$43.71	$34.35	$26.86

Investment operations:
Net investment income (loss) (A)	0.02	0.02	(0.05)	0.04	0.05
Net realized and unrealized gain (loss)	10.81	(13.49)	8.86	12.37	10.31
Total investment operations	10.83	(13.47)	8.81	12.41	10.36

Dividends and/or distributions to shareholders:
Net investment income	(0.01)	—	(0.04)	(0.04)	(0.04)
Net realized gains	(0.91)	(6.05)	(7.02)	(3.01)	(2.83)
Total dividends and/or distributions to shareholders	(0.92)	(6.05)	(7.06)	(3.05)	(2.87)

Net asset value, end of year	$35.85	$25.94	$45.46	$43.71	$34.35

Total return	42.08%	(31.35)%	20.67%	37.30%	40.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,899,250	$2,766,449	$3,959,377	$3,646,030	$3,064,686
Expenses to average net assets	0.66%	0.65%	0.64%	0.65%	0.68%
Net investment income (loss) to average net assets	0.06%	0.07%	(0.11)%	0.11%	0.15%
Portfolio turnover rate	52%	34%	25%	30%	26%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Service Class
	December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019
Net asset value, beginning of year	$24.69	$43.74	$42.35	$33.41	$26.22

Investment operations:
Net investment income (loss) (A)	(0.05)	(0.06)	(0.16)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	10.27	(12.94)	8.57	12.00	10.05
Total investment operations	10.22	(13.00)	8.41	11.95	10.02

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	—	—
Net realized gains	(0.91)	(6.05)	(7.02)	(3.01)	(2.83)
Total dividends and/or distributions to shareholders	(0.91)	(6.05)	(7.02)	(3.01)	(2.83)

Net asset value, end of year	$34.00	$24.69	$43.74	$42.35	$33.41

Total return	41.72%	(31.52)%	20.37%	36.94%	39.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$903,641	$315,826	$499,931	$457,707	$345,318
Expenses to average net assets	0.91%	0.90%	0.89%	0.90%	0.93%
Net investment income (loss) to average net assets	(0.18)%	(0.19)%	(0.36)%	(0.14)%	(0.10)%
Portfolio turnover rate	52%	34%	25%	30%	26%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2023

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Portfolio from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio. The Portfolio pays certain fees and expenses to State Street for sub-administration services which are not administrative

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

1. ORGANIZATION (continued)

services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Portfolio are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Portfolio are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2023, commissions recaptured are $22,310.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2023, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2023.

Repurchase agreements at December 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of the Portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Portfolio’s securities and assets fall, the value of your investment in the Portfolio could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Portfolio’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Large capitalization companies risk: The Portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Life Insurance Company (“TLIC”) and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.6800%
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.74%	May 1, 2025
Service Class	0.99	May 1, 2025

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of December 31, 2023, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2024. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. TFS has outsourced the provision of certain sub-transfer agency services to SS&C Technology Holdings, Inc (“SS&C”). The Portfolio does not pay a separate transfer agent fee to TAM or TFS but does pay certain expenses to SS&C related to applicable sub-transfer agency services. For the year ended December 31, 2023, (i) the expenses paid to SS&C by the Portfolio are referred to as Transfer agent costs and are included within the Statement of Operations and (ii) the expenses payable to SS&C by the Portfolio are referred to as Transfer agent costs within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended December 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 2,453,016,776	$ —	$ 2,124,854,299	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 3,474,472,922	$ 1,397,300,778	$ (54,774,689)	$ 1,342,526,089

As of December 31, 2023, the Portfolio had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2023, the Portfolio did not have any capital loss carryforwards utilized.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,485,374	$ 128,696,973	$ —	$ 64,578,591	$ 547,451,947	$ —

As of December 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,473,093	$ 523,098,622	$ —	$ —	$ —	$ 1,342,526,089

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Portfolio’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Series Trust	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica WMC US Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth VP (the “Portfolio”) (one of the series constituting Transamerica Series Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the series constituting Transamerica Series Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2024

Transamerica Series Trust	Annual Report 2023

Transamerica WMC US Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $128,696,973 for the year ended December 31, 2023.

Transamerica Series Trust	Annual Report 2023

Management of the Trust

Each Portfolio is supervised by the Board.

Board Members and Officers

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a Board Member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Portfolio and the operation of each Portfolio by its officers. The Board also reviews the management of each Portfolio’s assets by the investment manager and its respective sub-adviser.

The Portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this annual report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present); President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023); Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);	109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Series Trust	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020); Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016); President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022);	109	N/A

Transamerica Series Trust	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Kent Callahan (continued)			Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 –2018); Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2001

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (58)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present);	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors,

Transamerica Series Trust	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Kathleen T. Ives (continued)			Senior Vice President & Director of Internal Audit (2011 – 2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.		Denver Chapter (audit organization) (2017 – 2021).
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (67)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003);	109	N/A

Transamerica Series Trust	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (continued)			Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).
John E. Pelletier (59)	Board Member	Since 2017

Board Member, TF and TST (2017 – present);

Board Member, TAAVF (2017 – 2023);

Board Member, TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				109	N/A
Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 –2023);	109	Honorary Trustee, Bryant University (1996 – present)

Transamerica Series Trust	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (continued)			Board Member, TPP, TPFG and TPFG II (1993 – 2018); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.
John W. Waechter (72)	Board Member	Since 2004	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – 2023); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	109	Board Member,

Operation PAR,
Inc. (non-profit
organization)
(2008 – present);

Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – 2020);

Board Member,
WRH Income
Properties, Inc.
and WRH
Properties, Inc.
and affiliates
(real estate)
(2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Series Trust	Annual Report 2023

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (55)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (53)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014	Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014); Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Transamerica Series Trust	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (56)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005	Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present); Vice President and Chief Investment Officer, TET (2017 – present);

Transamerica Series Trust	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Transamerica Series Trust	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald, CFA (continued)			Director, TFS (2019 – present); Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Series Trust	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TST%20N-PX%202021.pdf; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Portfolios, except Transamerica BlackRock Government Money Market VP, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Portfolios’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica BlackRock Government Money Market VP will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. To the extent provided by mail, Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:  This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable.
(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 12/31 (in thousands)
		2023	2022
(a)	Audit Fees	$1,053	$1,854
(b)	Audit Related Fees(1)	$113	$163
(c)	Tax Fees(2)	$165	$243
(d)	All Other Fees(3)	$24	$40

(1) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements. Services include review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filings of the funds comprising the Registrant and issuances of reports on management’s assertion in connection with the funds’ compliance with the requirements of subsections (b) and (c) of Rule 17f-2 under the Investment Company Act of 1940.

(2) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3) All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2023 and 2022 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

A separate certification for each principal executive and principal officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

Certification pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 4, 2024

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date:	March 4, 2024

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer